UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07589

THE HARTFORD MUTUAL FUNDS, INC.

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

HARTFORDFUNDS

Our benchmark is the investor.®

Hartford Domestic Equity Funds

Annual Report

October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds' website (www.hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-888-843-7824. Your election to receive reports in paper will apply to all Hartford Funds held in your account if you invest through your financial intermediary or directly with a Fund.

If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds. The following is the Funds’ Annual Report covering the fiscal period from November 1, 2018 to October 31, 2019.

Market Review

During the 12 months ended October 31, 2019, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.33% despite volatility throughout the period.

Political uncertainty has been a core driver of this increased market volatility. Escalating trade tensions between the U.S. and China, continued debate over how the UK will handle its departure from the European Union, and the September announcement of an impeachment inquiry against President Trump all contributed to choppy market conditions.

However, July 1, 2019 marked a significant milestone: the U.S. entered the longest period of economic expansion on record, according to The National Bureau of Economic Research. Strong consumer spending in the U.S. has continued to buoy the domestic economy, helped by an unemployment rate that stayed at or below 4% throughout the 12 month period ended October 31, 2019.

Nevertheless, signs of a slowing global economy prompted central banks around the world to shift to more accommodating monetary policy. The U.S. Federal Reserve cut interest rates three times in 2019 to bring down the federal funds rate target down to a range of 1.50 – 1.75% as of October 31, 2019, while the European Central Bank, which already had established negative interest rates, further cut its rate to -0.50% as of September 18, 2019.

Politics, both at home and abroad, are likely to continue to play a key role in market movements this year. For this reason, we encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

Hartford Domestic Equity Funds

The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

The Hartford Capital Appreciation Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 7/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	16.32%	8.72%	11.12%
Class A2	9.86%	7.50%	10.50%
Class C1	15.45%	7.94%	10.33%
Class C2	14.49%	7.94%	10.33%
Class I1	16.66%	9.04%	11.45%
Class R3[1]	15.91%	8.37%	10.79%
Class R4[1]	16.27%	8.71%	11.13%
Class R5[1]	16.64%	9.03%	11.46%
Class R6[1]	16.74%	9.13%	11.57%
Class Y1	16.71%	9.12%	11.57%
Class F1	16.75%	9.10%	11.48%
Russell 3000 Index	13.49%	10.31%	13.62%
S&P 500 Index	14.33%	10.78%	13.70%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.07%	1.07%
Class C	1.82%	1.82%
Class I	0.79%	0.79%
Class R3	1.43%	1.43%
Class R4	1.11%	1.11%
Class R5	0.81%	0.81%
Class R6	0.71%	0.71%
Class Y	0.80%	0.75%
Class F	0.71%	0.71%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

2

The Hartford Capital Appreciation Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Gregg R. Thomas, CFA

Senior Managing Director and Director, Investment Strategy

Wellington Management Company LLP

Tom S. Simon, CFA, FRM

Senior Managing Director and Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Capital Appreciation Fund returned 16.32%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming the Fund’s benchmarks, the Russell 3000 Index and the S&P 500 Index, which returned 13.49% and 14.33%, respectively, for the same period. For the same period, Class A shares of the Fund also outperformed the 11.56% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of slowing growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, lifted by an accommodative shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By June 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September 2019 by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of slowing growth and trade frictions. In October, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. The U.S. and China made progress towards finalizing sections of a “phase one” trade agreement.

Returns varied by market cap during the period, as large-cap stocks, as measured by the S&P 500 Index, outperformed both mid- and small-cap stocks, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.

Ten out of eleven sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Real Estate (+25.1%), Utilities (+23.1%), and Information Technology (+22.6%) sectors; the Energy sector (-14.8%) was the sole detractor.

The Fund outperformed the Russell 3000 Index primarily due to strong stock selection within the Healthcare, Consumer Discretionary, and Information Technology sectors. Conversely, weak selection within the Industrials, Communication Services, and the Energy sectors detracted from returns relative to the Russell 3000 Index during the period. Sector allocation, a result of bottom-up stock selection, was positive during the period primarily due to the Fund’s underweight to the Energy sector. An underweight to the Information Technology sector, as well as an overweight to the Healthcare sector, detracted from performance relative to the Russell 3000 Index.

Top contributors to performance relative to the Russell 3000 Index included Shopify (Information Technology), Insulet (Healthcare), and Chipotle Mexican Grill (Consumer Discretionary). Shopify is a cloud-based commerce platform designed for small- and medium-sized businesses. The stock price moved significantly higher during the period as the company has consistently outperformed consensus estimates for revenue and gross profits on a quarterly basis. More recently, Shopify’s stock price has moved lower as the market reacted negatively to an announced acquisition and lower-than-expected earnings per share (EPS). We sold the Fund’s position in the stock during the period. Insulet is a medical device company focused on the development of insulin infusion systems for individuals with insulin-dependent diabetes. The stock price moved higher following two consecutive quarters of results coming in above consensus estimates. Management of Insulet also raised guidance for the coming year ending December 2019, as management expects increased adoption rates for its Omnipod product. As of the end of the period, we continued to hold this position in the Fund. Chipotle Mexican Grill is a fast-casual, fresh Mexican food restaurant. The company’s share price marched higher over the period on the back of consistent quarterly results that were in line with or in excess of market expectations. We sold the Fund’s position in this company. American Tower (Real Estate), Chipotle, and Shopify contributed positively to performance on an absolute basis over the period.

We Co. (Industrials), Microsoft (Information Technology), and Uber Technologies (Industrials) were among the top detractors from performance relative to the Russell 3000 Index over the period. The Fund’s position in We Co., a U.S.-based provider of shared workspaces and services, was the top detractor from relative performance during the period. The fair valuation of private placement We Co. declined during the period as the result of various well-publicized negative events that ultimately led to a failed initial public offering (IPO) and the departure of

3

The Hartford Capital Appreciation Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

the Chief Executive Officer (CEO) and founder. As of the end of the period, we continued to hold this position in the Fund. The Fund’s underweight exposure to Microsoft relative to the Russell 3000 Index was another top detractor from performance. Growth in Azure, Microsoft’s commercial cloud offering, helped propel the stock price higher and helped overcome some of the weakness within Microsoft’s gaming unit. The Fund remained underweight relative to the Russell 3000 Index’s exposure and we trimmed the Fund’s position during the period. Uber Technologies, a technology platform for the mobility of people and things, also detracted from performance relative to the Russell 3000 Index during the period. The company, which is best known for its ride hailing service, delivered mixed results during its first quarterly earnings call as a public company. During the period, the company struggled to show that it could turn a profit and navigate regulatory hurdles such as the classification of drivers as employees. As of the end of the period, we continued to hold this position in the Fund. We Co., Altria Group (Consumer Staples), and Uber Technologies were among the largest detractors from performance on an absolute basis over the period.

Strategies included in the Fund are chosen based on extensive analysis of qualitative and quantitative factors. Risk factors managed within the overall portfolio include but are not limited to: growth, value, momentum, contrarian, high volatility, low volatility, quality and leverage. During the period, factor impact on the Fund was positive. Exposure to value and momentum factors contributed positively to performance, while the Fund’s exposure to higher volatility equities and dividend yield detracted from performance during the period.

International exposure (country and currency) contributed positively to results, particularly driven by exposure to North America (United States and Canada), Europe (Netherlands), and emerging markets (China).

The Fund, at times, used derivative instruments such as currency forwards to hedge currency risk and/or equity index futures to hedge market risk. During the period, the use of these derivatives did not have a significant impact on performance.

What is the outlook as of the end of the period?

Macro challenges continue to weigh on markets; however, we believe that opportunities to generate alpha still exist. In particular, we believe that unresolved trade tensions, slowing global growth, and growing policy uncertainty have dampened investor risk appetite and impacted corporate fundamentals for companies and industries most exposed to these risks. Further, we believe that a multi-strategy factor-based approach to capital allocation can help manage risk amidst uncertainty and reduce excess drawdown in the event of market shocks.

As we look across the factor landscape, we maintain conviction in our diversified factor exposures. We are closely monitoring the Fund’s exposure to trend-following factors (e.g., growth and momentum) as they are exhibiting higher beta, which may also represent more downside risk. Similarly, we have been re-evaluating the Fund’s more defensive exposures in order to determine whether they will continue to be defensive if market conditions change. Risk-averse factors, such as low volatility, have outperformed recently and appear overvalued on some metrics. However, our research indicates that low volatility (in particular) has historically provided downside protection even in instances where it appeared overvalued. In contrast, value-oriented and contrarian approaches continue to look attractive on most valuation frameworks. While a catalyst for any value recovery continues to be uncertain, we have maintained the Fund’s exposure as it may help the Fund participate in any potential cyclical rally if the aforementioned macro tensions subside.

At the end of the period, the Fund’s largest overweights were to the Consumer Discretionary and Healthcare sectors, while the Fund’s largest underweights were to Information Technology and Energy sectors, relative to the Russell 3000 Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund’s strategy for allocating assets among portfolio management teams may not work as intended. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks are generally greater for investments in emerging markets. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.2%
Consumer Discretionary	14.4
Consumer Staples	7.4
Energy	1.4
Financials	11.6
Health Care	16.3
Industrials	10.3
Information Technology	15.9
Materials	3.9
Real Estate	4.9
Utilities	3.5

Total	97.8%

Short-Term Investments	2.5
Other Assets & Liabilities	(0.3)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

4

Hartford Core Equity Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 4/30/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	16.60%	11.60%	14.21%
Class A2	10.19%	10.35%	13.57%
Class C1	15.71%	10.79%	13.39%
Class C2	14.71%	10.79%	13.39%
Class I1	16.91%	11.87%	14.35%
Class R3[1]	16.18%	11.25%	13.93%
Class R4[1]	16.59%	11.60%	14.28%
Class R5[1]	16.90%	11.92%	14.62%
Class R6[1]	17.01%	12.00%	14.69%
Class Y1	16.94%	11.98%	14.68%
Class F1	17.00%	11.93%	14.38%
S&P 500 Index	14.33%	10.78%	13.70%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 3/31/15. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 3/31/15 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 3/31/15 through 2/27/17 and Class A shares (excluding sales charges) prior to 3/31/15.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	0.75%	0.75%
Class C	1.49%	1.49%
Class I	0.47%	0.47%
Class R3	1.10%	1.10%
Class R4	0.79%	0.79%
Class R5	0.49%	0.49%
Class R6	0.39%	0.39%
Class Y	0.48%	0.45%
Class F	0.39%	0.39%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

5

Hartford Core Equity Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David A. Siegle, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Douglas W. McLane, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Core Equity Fund returned 16.60%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming the Fund’s benchmark, the S&P 500 Index, which returned 14.33% for the same period. For the same period, Class A shares of the Fund also outperformed the 13.41% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of slowing growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, lifted by a cautious shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By June 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September 2019 by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of slowing growth and trade frictions. In October, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. The U.S. and China made progress towards finalizing sections of a “phase one” trade agreement.

Returns varied by market cap during the period, as large-cap stocks, as measured by the S&P 500 Index, outperformed small-cap and mid-cap stocks, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.

Ten out of eleven sectors in the S&P 500 Index rose during the period, with the Real Estate (+27%), Utilities (+24%), Information Technology (+23%), and Consumer Discretionary (+16%) sectors performing the best. The Energy sector (-11%) lagged the broader S&P 500 Index during the period.

Overall, outperformance versus the S&P 500 Index was driven by strong security selection, primarily within the Consumer Staples, Healthcare, and Industrials sectors. This was partially offset by weaker stock selection within the Energy and Consumer Discretionary sectors, which detracted from relative performance. Sector allocation, a result of the bottom-up stock selection process, also contributed positively to relative performance primarily driven by the Fund’s underweight to the Energy sector and overweight allocation to the Utilities sector. This was partially offset by the Fund’s overweight to the Healthcare sector, which detracted from relative performance.

The top contributors to performance relative to the S&P 500 Index were Teradyne (Information Technology), NextEra Energy (Utilities), and not owning Exxon Mobil (Energy), a constituent in the S&P 500 Index. Teradyne is a U.S.-based developer and supplier of automatic test equipment. Shares of the company’s stock rose during the period after reporting strong earnings. NextEra Energy is a U.S.-based company involved in the generation, transmission, distribution, and sale of electric energy in the U.S. and Canada. The company’s stock price outperformed during the period after reporting strong earnings in the last three periods. Shares of U.S.-based global integrated oil and gas company, Exxon Mobil, declined during the period. Despite reporting strong second quarter 2019 results, shares continued to sell off as fears over an escalating trade war between the U.S. and China weighed on investor sentiment. Top absolute contributors included Microsoft (Information Technology) and Procter & Gamble (Consumer Staples).

The top detractors from performance relative to the S&P 500 Index included EOG Resources (Energy), Continental Resources (Energy), and NetApp (Information Technology). EOG Resources is a U.S.-based oil and gas production company. Shares of the company’s stock declined during the period due to prolonged weakness in crude oil pricing, which impacted their upstream energy projects. Shares of Continental

6

Hartford Core Equity Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Resources, another U.S.-based oil and gas production company, also fell during the period as a result of negative earnings estimate revisions. The company was also impacted by weaker crude oil and natural gas prices, which more than offset a rise in production. As of the end of the period, we maintained the Fund’s position. Shares of NetApp, a U.S.-based software systems and services provider for the management and storage of customer data, declined during the period. The company announced that sales would be well below expectations in the current year due to broad slowdown in technology hardware spending. We eliminated the Fund’s position in the stock as the industry dynamics have clearly become more competitive. Top absolute detractors for the period included EOG Resources (Energy) and Continental Resources (Energy).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Since the middle of 2018, there has been a change to the near-term market outlook, driven by the change in the U.S. bond market yield curve. The 10-year Treasury yield is near the lows it experienced in 2016. After nine rate increases in 0.25% increments from late 2015 to late 2018, the Fed has now cut interest rates three times. Through all of this, the U.S. dollar has continued to strengthen against the major currencies and China has allowed its currency to weaken. In the U.S., we are now seeing some weakening of exports and capital investment. However, we believe that indicators such as credit, jobless claims, housing activity, and consumer confidence do not signify a recession at this point. Moreover, our conversations with companies indicate that, in general, competition for labor is among the bigger constraints for growth rather than a decrease in demand.

Against this backdrop, we now have the possibility that the House of Representatives will start impeachment proceedings against President Trump. As investors, we are concerned about potential ramifications on items scheduled on the legislative calendar, such as the necessary ratification of USMCA (United States-Mexico-Canada Agreement, which is the proposed replacement for the North American Free Trade Agreement). We believe the pressure on profits and the need to pass on costs will become critical if we have a combination of tariffs and the lack of a ratified USMCA.

Over the next few quarters, we believe that there will be more to analyze given that we are approaching an election year. It is clear there are several policy proposals that could have an impact on stocks the Fund holds, and while we are working to understand the implications, we believe it is too early to act one way or another.

At the end of the period, the Fund’s largest overweight sectors relative to the S&P 500 Index were to Consumer Staples and Healthcare sectors, while the Fund’s largest underweights were to the Energy and Communication Services sectors.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.6%
Consumer Discretionary	9.4
Consumer Staples	10.3
Energy	1.3
Financials	13.0
Health Care	15.3
Industrials	10.0
Information Technology	19.5
Materials	1.8
Real Estate	2.1
Utilities	4.8

Total	95.1%

Short-Term Investments	5.0
Other Assets & Liabilities	(0.1)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

7

The Hartford Dividend and Growth Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 7/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	13.75%	9.17%	11.85%
Class A2	7.49%	7.94%	11.22%
Class C1	12.92%	8.35%	11.03%
Class C2	11.92%	8.35%	11.03%
Class I1	14.08%	9.43%	12.13%
Class R3[1]	13.33%	8.79%	11.50%
Class R4[1]	13.71%	9.12%	11.85%
Class R5[1]	14.05%	9.46%	12.19%
Class R6[1]	14.16%	9.54%	12.28%
Class Y1	14.10%	9.53%	12.28%
Class F1	14.15%	9.48%	12.16%
S&P 500 Index	14.33%	10.78%	13.70%
Russell 1000 Value Index	11.21%	7.61%	11.96%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.00%	1.00%
Class C	1.76%	1.76%
Class I	0.73%	0.73%
Class R3	1.35%	1.35%
Class R4	1.05%	1.05%
Class R5	0.74%	0.74%
Class R6	0.65%	0.65%
Class Y	0.74%	0.69%
Class F	0.64%	0.64%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

8

The Hartford Dividend and Growth Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Edward P. Bousa, CFA*

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Nataliya Kofman

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark E. Vincent

Managing Director and Equity Research Analyst

Wellington Management Company LLP

* Mr. Bousa announced his plan to retire, and effective June 30, 2020, he will no longer serve as a portfolio manager for the Fund.

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Dividend and Growth Fund returned 13.75%, before sales charge, for the twelve-month period ended October 31, 2019, underperforming one of the Fund’s benchmarks, the S&P 500 Index, which returned 14.33% for the same period. For the same period, Class A shares of the Fund outperformed the Fund’s other benchmark, the Russell 1000 Value Index, which returned 11.21%. For the same period, Class A shares of the Fund outperformed the 10.99% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of slowing growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, lifted by an accommodative shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By June 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September 2019 by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of slowing growth and trade frictions. In October, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. The U.S. and China made progress towards finalizing sections of a “phase one” trade agreement.

Returns varied by market cap during the period, as large-cap stocks, measured by the S&P 500 Index, outperformed mid- and small-cap stocks, measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.

Ten out of eleven sectors in the S&P 500 Index rose during the period, with the Real Estate (+27%), Utilities (+24%), and Information Technology (+23%) sectors leading the index higher. The Energy sector (-11%) was the only sector to post negative returns during the period.

Security selection contributed positively to performance relative to the S&P 500 Index over the period. Stock selection effects were strongest within the Financials, Energy, Industrials, and Healthcare sectors. This was partially offset by weaker selection within the Real Estate, Utilities, and Information Technology sectors. Sector allocation, a result of the bottom-up stock selection process, detracted from relative performance over the period. An overweight to the Energy sector and an underweight to the Information Technology sector detracted the most from relative returns. This was slightly offset by an overweight to the Utilities sector, which contributed positively to performance relative to the S&P 500 Index.

The Fund’s top detractors from absolute performance as well as from performance relative to the S&P 500 Index included DXC Technology (Information Technology), HP (Information Technology), and EnCana (Energy). DXC Technology detracted from returns relative to the S&P 500 Index, and we eliminated the Fund’s position during the period. We underestimated the impact of the transition to the cloud and the speed at which DXC could transition from legacy to digital technology. As our investment thesis for this position was not materializing, we felt we had better opportunities elsewhere. The Fund’s position in HP detracted from

9

The Hartford Dividend and Growth Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

returns relative to the S&P 500 Index over the period due to concerns that the printing segment is coming under pressure. HP has recently announced a restructuring program, and while we have trimmed some of the Fund’s position during the period due to the risk in the new printing model, we believe that this turnaround strategy makes sense and as of the end of the period, continued to believe in the longer-term prospects of the company. EnCana detracted from relative returns driven by lower oil prices due to growing concerns around a slowdown in the global macroeconomic environment.

The Fund’s top contributors to relative performance versus the S&P 500 Index during the period were KLA (Information Technology), NextEra Energy (Utilities), and not holding Johnson & Johnson (Healthcare), a constituent of the S&P 500 Index. KLA continued to outperform its semiconductor equipment peer group with strong fiscal fourth quarter 2019 earnings and guidance for September above consensus expectations. As of the end of the period, we continued to maintain the Fund’s position as we believe KLA has a sustainable competitive advantage that is not fully reflected in the current share price. NextEra Energy reported strong third quarter earnings and reaffirmed that it would deliver at the high end of expectations through 2022. Not holding Johnson & Johnson contributed positively to relative performance over the period as the company’s share price has been under pressure due to ongoing litigation risk surrounding its various products. Top absolute performers during the period included Microsoft (Information Technology) and Bank of America (Financials).

Derivatives were not used in a significant manner in the Fund during the period, and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We remain cautious on equity markets in the near term as we are beginning to see early signs of pressures on earnings growth. Despite the recent easing of geopolitical tensions between the U.S. and China, we continue to believe that the ongoing trade negotiations between the two countries remain a key input to our outlook, and we expect continued heightened market volatility through the end of the year and into 2020. Should trade policy issues get resolved and interest rates remain at low levels, our outlook on the market would become more constructive.

In our view, the U.S. market is expensive by most measures. We believe traditional defensive areas are highly valued and do not provide the downside protection we seek. We have maintained the Fund’s overweight position in the Financials sector longer than we typically would at this point in the cycle, but we continue to believe that the valuations and the quality of the businesses are attractive in this sector. We have been selectively increasing the Fund’s exposure to the Healthcare sector as opportunities present themselves.

At the end of the period, the Fund’s largest sector overweights relative to the S&P 500 Index were to the Financials, Energy, and Healthcare sectors, while the Fund’s largest underweights were to the Information Technology, Consumer Discretionary, and Consumer Staples sectors.

We continue to rely on our process and philosophy as we construct the Fund.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.9%
Consumer Discretionary	5.2
Consumer Staples	5.9
Energy	7.1
Financials	19.8
Health Care	15.3
Industrials	8.8
Information Technology	13.4
Materials	3.7
Real Estate	2.8
Utilities	4.3

Total	96.2%

Short-Term Investments	3.7
Other Assets & Liabilities	0.1

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

10

The Hartford Equity Income Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 8/28/2003 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	13.88%	8.55%	11.89%
Class A2	7.62%	7.33%	11.26%
Class C1	13.00%	7.75%	11.07%
Class C2	12.00%	7.75%	11.07%
Class I1	14.17%	8.82%	12.17%
Class R3[1]	13.48%	8.16%	11.51%
Class R4[1]	13.85%	8.50%	11.85%
Class R5[1]	14.14%	8.82%	12.20%
Class R6[1]	14.29%	8.92%	12.30%
Class Y1	14.21%	8.90%	12.29%
Class F1	14.24%	8.87%	12.20%
Russell 1000 Value Index	11.21%	7.61%	11.96%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.00%	1.00%
Class C	1.75%	1.75%
Class I	0.75%	0.75%
Class R3	1.37%	1.37%
Class R4	1.06%	1.06%
Class R5	0.76%	0.76%
Class R6	0.66%	0.66%
Class Y	0.77%	0.71%
Class F	0.66%	0.66%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

11

The Hartford Equity Income Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Ian R. Link, CFA*

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Adam H. Illfelder, CFA

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew Hand, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

* Effective December 31, 2019, Ian R. Link, CFA will no longer serve as a portfolio manager for the Fund.

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Equity Income Fund returned 13.88%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 11.21% for the same period. For the same period, Class A shares of the Fund also outperformed the 10.99% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to that of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of slowing growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, lifted by a cautious shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By June 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September 2019 by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of slowing growth and trade frictions. In October, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. The U.S. and China made progress towards finalizing sections of a “phase one” trade agreement.

During the period, ten out of eleven sectors within the Russell 1000 Value Index posted positive absolute returns with the Real Estate (+25%), Utilities (+23%), and Information Technology (+22%) sectors performing the best. The Energy (-12%) sector was the only sector that declined during the period.

Outperformance relative to the Russell 1000 Value Index was driven by security selection, primarily within the Energy, Financials, and Healthcare sectors. This more than offset less favorable selection within the Consumer Staples and Materials sectors. Sector allocation, a result of our bottom-up stock selection process, detracted from relative performance due to the Fund’s underweight position in the Real Estate sector and overweight position in the Energy sector. This was partially offset by the Fund’s overweight positions in the Utilities and Industrials sectors.

Top contributors to performance relative to the Russell 1000 Value Index during the period included KLA (Information Technology), Analog Devices (Information Technology), and Crown Castle (Real Estate). KLA is a leading supplier of process control and yield management equipment for the semiconductor industry. Shares jumped during the third quarter of 2019, a result of strong quarterly results and guidance that was above expectations due to increased development spending by foundry and logic customers. Analog Devices is a U.S.-based company that designs, manufactures, and markets semiconductor equipment and technology. Shares rose during the period as the company posted earnings that beat estimates in each of the last four quarters. Crown Castle is a U.S.-based company, owning a nationwide portfolio of communications infrastructure. The company’s stock rose over the period due to strong earnings and tailwinds from expectations of increased business as customers build out 5G infrastructure.

12

The Hartford Equity Income Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Top detractors from results relative to the Russell 1000 Value Index included Suncor Energy (Energy) and not owning benchmark constituents Procter & Gamble (P&G) (Consumer Staples) or AT&T (Communication Services). Suncor Energy is a Canadian company primarily focused on developing petroleum resource basins. Shares have traded lower over the trailing twelve months, and the company reported third-quarter earnings that missed estimates. Integrated companies, like Suncor, were weighed down by the government’s mandatory oil production cuts which sharply reduced the price discount on Canadian versus U.S. oil. Shares of P&G moved higher as strong organic sales growth continued, driven by reinvestment, innovation, and organizational realignment. Growth was broad-based across all ten categories. Additionally, management guidance suggests continued gross margin expansion into fiscal year 2020. AT&T is a U.S.-based provider of telecommunication, media, and technology services. The company has positioned itself competitively in the media streaming space with its acquisition of HBO earlier this year. The stock rose over the period and performance was boosted by third-quarter earnings that beat estimates.

Derivatives were not used in a significant manner in the Fund during the period, and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We believe we are in the latter stages of the business cycle. As such, we have positioned the portfolio more defensively as of the end of the period. We have been focusing on companies that appear attractively valued over a variety of potential economic scenarios. While we do not expect a recession in the near term, we are mindful of broader macro and political risks and want to be positioned defensively ahead of any potentially negative developments.

The Healthcare, Information Technology, and Industrials sectors represented the Fund’s largest sector overweights relative to the Russell 1000 Value Index, while the Real Estate, Consumer Discretionary, and Financials sectors were the Fund’s largest underweights at the end of the period.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	6.0%
Consumer Discretionary	3.2
Consumer Staples	9.6
Energy	8.6
Financials	20.5
Health Care	16.8
Industrials	11.4
Information Technology	9.3
Materials	2.5
Real Estate	2.2
Utilities	7.8

Total	97.9%

Short-Term Investments	2.1
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

13

The Hartford Growth Opportunities Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 3/31/1963 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	13.64%	12.29%	14.65%
Class A2	7.33%	11.02%	14.01%
Class C1	12.79%	11.46%	13.83%
Class C2	12.04%	11.46%	13.83%
Class I1	13.94%	12.56%	14.96%
Class R3[1]	13.25%	11.92%	14.32%
Class R4[1]	13.57%	12.25%	14.67%
Class R5[1]	13.92%	12.58%	15.01%
Class R6[1]	14.03%	12.69%	15.12%
Class Y1	14.00%	12.68%	15.11%
Class F1	14.07%	12.62%	14.99%
Russell 3000 Growth Index	16.34%	13.05%	15.26%
Russell 1000 Growth Index	17.10%	13.43%	15.41%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.11%	1.11%
Class C	1.85%	1.85%
Class I	0.83%	0.83%
Class R3	1.46%	1.46%
Class R4	1.15%	1.15%
Class R5	0.85%	0.85%
Class R6	0.74%	0.74%
Class Y	0.82%	0.79%
Class F	0.74%	0.74%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

14

The Hartford Growth Opportunities Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Michael T. Carmen, CFA*

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA, CMT

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

* Effective March 1, 2020, Michael T. Carmen, CFA will no longer serve as a portfolio manager for the Fund.

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Growth Opportunities Fund returned 13.64%, before sales charge, for the twelve-month period ended October 31, 2019, underperforming the Fund’s benchmarks, the Russell 3000 Growth Index and the Russell 1000 Growth Index, which returned 16.34% and 17.10%, respectively, for the same period. For the same period, the Class A shares of the Fund underperformed the 14.00% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of slowing growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, lifted by an accommodative shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By June 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September 2019 by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of slowing growth and trade frictions. In October, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. The U.S. and China made progress towards finalizing sections of a “phase one” trade agreement.

Returns varied by market cap during the period, as large-cap stocks, measured by the S&P 500 Index, outperformed mid- and small-cap stocks, measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.

Ten out of eleven sectors in the Russell 3000 Growth Index rose during the period, with the Utilities (+34%), Real Estate (+27%), and Materials (+24%) sectors performing the best. The Energy (-22%) sector lagged on a relative basis during the period.

Sector allocation, a result of our bottom-up stock selection process, detracted from performance relative to the Russell 3000 Growth Index during the period, due to an underweight to the Information Technology sector and an overweight to the Consumer Discretionary sector. This was partially offset by the positive impact of an overweight to the Communication Services sector, which contributed positively to performance relative to the Russell 3000 Growth Index. Security selection contributed positively to performance relative to the Russell 3000 Growth Index during the period, with strong selection in the Healthcare and Information Technology sectors. This positive performance was partially offset by weaker selection within the Communication Services and Industrials sectors, which detracted from performance relative to the Russell 3000 Growth Index.

Top detractors from performance relative to the Russell 3000 Growth Index during the period included Microsoft (Information Technology), We Co. (Industrials), and 2U (Information Technology). The Fund’s lack of exposure to Microsoft negatively affected performance the most. Microsoft delivered impressive results across the board, with acceleration in Office, double-digit growth in Server/Database, high single-digit growth in PC Windows, and operating margin improvement. We Co. is a U.S.-based provider of shared workspaces and services. During the period, the company pulled its initial public offering registration statement filing. Investor concerns over the Chief Executive Officer (CEO) and business model viability (among other things) caused valuations of We Co. to decline. Shares of 2U, a provider of cloud-based software for online education courses, traded down after management meaningfully lowered their full-year guidance and turned focus away from top-line growth towards profitability in their July earnings release. The company cited increasing competition in its graduate degree

15

The Hartford Growth Opportunities Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

segment as a challenge to top-line growth. We Co. (Industrials) and 2U (Information Technology) were among the top absolute detractors during the period.

Top contributors to performance relative to the Russell 3000 Growth Index during the period included Shopify (Information Technology), Insulet (Healthcare), and Advanced Micro Devices (Information Technology). Shares of Shopify, a cloud-based commerce platform operator for small and medium-sized businesses, rose after announcing a strong fourth quarter of 2018, beating consensus expectations across the board. Net ads, gross merchandise volume (GMV) growth, and merchant growth in non-core geographies all were strong. We eliminated the Fund’s position in Shopify after the stock exceeded our price target. Shares of Insulet, a medical device maker, rose after the company reported quarterly earnings that exceeded both management guidance and market expectations as all three revenue segments outperformed. Notably, adoption rates of the company’s Omnipod DASH system showed signs of growth. Shares of Advanced Micro Devices (AMD), a semiconductor company, rose due to an announced multi-year partnership with Samsung Electronics in ultralow-power, high-performance mobile graphics chips based on AMD Radeon technologies. Additionally, Microsoft unveiled several new Surface laptops using AMD CPU chips. Investors viewed these moves as a positive for AMD’s latest CPUs and its competitive positioning against Intel. We increased the Fund’s position during the period. Shopify (Information Technology) and Advanced Micro Devices (Information Technology) were among the top absolute contributors during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

In our opinion, there is still much uncertainty surrounding geopolitics globally and the upcoming U.S. presidential election. During the escalating U.S. and China trade tensions, we have been avoiding U.S. companies with notable exposure to China and are focused on idiosyncratic opportunities that we believe are more insulated from geopolitical issues and macro uncertainty. The growth outlook has marginally come down over the past year as a result of trade tensions, but we think recession fears are just suspicions and not a certainty.

We aim to keep a steady hand for the time being until we see significant fundamental change, striving to not be overly reactive to negative market sentiment. Accordingly, we have not made any wholesale changes to the Fund as of the end of the period.

At the end of the period, the Fund’s largest overweights were to the Consumer Discretionary and Healthcare sectors. The Fund’s largest underweight was to the Information Technology sector.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •Mid-cap securities can have greater risks and volatility than large-cap securities. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	13.0%
Consumer Discretionary	23.0
Consumer Staples	3.1
Financials	4.5
Health Care	20.3
Industrials	6.8
Information Technology	28.7
Real Estate	0.3

Total	99.7%

Short-Term Investments	2.8
Other Assets & Liabilities	(2.5)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

16

The Hartford Healthcare Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 5/01/2000 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	12.02%	8.51%	15.46%
Class A2	5.86%	7.28%	14.81%
Class C1	11.17%	7.71%	14.64%
Class C2	10.17%	7.71%	14.64%
Class I1	12.36%	8.80%	15.80%
Class R3[1]	11.66%	8.17%	15.16%
Class R4[1]	12.00%	8.49%	15.51%
Class R5[1]	12.32%	8.81%	15.85%
Class R6[1]	12.42%	8.92%	15.95%
Class Y1	12.40%	8.91%	15.95%
Class F1	12.48%	8.86%	15.84%
S&P Composite 1500 Health Care Index	7.94%	9.31%	15.45%
S&P 500 Index	14.33%	10.78%	13.70%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced operations on 2/28/19. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.28%	1.28%
Class C	2.03%	2.03%
Class I	1.00%	1.00%
Class R3	1.61%	1.61%
Class R4	1.30%	1.30%
Class R5	1.02%	1.02%
Class R6	0.90%	0.90%
Class Y	1.01%	0.96%
Class F	0.90%	0.90%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

17

The Hartford Healthcare Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Jean M. Hynes, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Ann C. Gallo

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Robert L. Deresiewicz

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Healthcare Fund returned 12.02%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming one of the Fund’s benchmarks, the S&P Composite 1500 Health Care Index, which returned 7.94% for the same period. For the same period, Class A shares of the Fund underperformed the Fund’s other benchmark, the S&P 500 Index, which returned 14.33% for the same period. For the same period, the Class A shares of the Fund outperformed the 9.89% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Healthcare stocks (7.94%) underperformed both the broader U.S. equity market (14.3%) and the global equity market (13.2%) during the period, as measured by the S&P Composite 1500 Health Care Index, the S&P 500 Index, and the MSCI All Country World (ACWI) Index (Gross), respectively.

Within the S&P Composite 1500 Health Care Index, two of the five sub-sectors posted positive absolute returns during the period. The Medical Technology (+20.7%) and Large-cap Biopharma (+6.6%) sub-sectors rose during the period. The Small-cap Biopharma (-18.9%), Mid-cap Biopharma (-16.5%), and Healthcare Services (-1.8%) sub-sectors posted negative absolute returns during the period.

Security selection was the primary contributor to performance relative to the S&P Composite 1500 Health Care Index during the period, while sector allocation detracted from relative returns. Security selection was strongest in small-cap and mid-cap biopharma sub-sectors during the period. Within the sub-sector allocation, as a result of our bottom-up stock selection process, an overweight allocation to mid-cap and small-cap biopharma detracted most from performance relative to the S&P Composite 1500 Health Care Index during the period.

Seattle Genetics (mid-cap biopharma), Loxo Oncology (small-cap biopharma), and not owning Johnson & Johnson (large-cap biopharma), a constituent of the S&P Composite 1500 Health Care Index, contributed positively to results relative to the S&P Composite 1500 Health Care Index. Seattle Genetics is a biopharmaceutical company that develops monoclonal antibody-based targeted therapies for the treatment of cancer and autoimmune diseases. Shares of Seattle Genetics outperformed over the period relative to the S&P Composite 1500 Health Care Index, most notably driven by positive trial results of tucatinib, which satisfied the trial’s primary endpoint of progression-free survival in treating patients with certain types of breast cancer. Loxo Oncology, a U.S.-based oncology-focused biopharmaceutical company, agreed to be acquired by Eli Lilly at a 68% premium in January 2019. We eliminated the Fund’s position during the period to take the acquisition profits. Not owning Johnson & Johnson, a global pharmaceutical and consumer products company, contributed positively to performance relative to the S&P Composite 1500 Health Care Index as shares traded lower on concerns about lawsuits the company faces regarding its talc-based baby powder and role in the opioid crisis. Top absolute contributors to performance included Seattle Genetics, Loxo Oncology, and Abbott Laboratories.

Alkermes (mid-cap biopharma), Merck (large-cap biopharma), and Celgene (large-cap biopharma) were the top detractors from performance relative to the S&P Composite 1500 Health Care Index over the period. Alkermes, a biopharmaceutical company commercializing neuropsychiatric drugs, reported disappointing first-quarter sales for one of its key growth products, Aristada. However, the company has a phase III drug, which is anticipated to be a safer version of the generic drug Zyprexa, used for treating schizophrenia. The drug has shown positive results and is expected to be filed with the FDA by end of the year. Not owning Merck, a U.S.-based pharmaceutical company, detracted from performance relative to the S&P Composite 1500 Health Care Index over the period. Shares of Merck moved higher on FDA approval of Keytruda in combination with chemotherapy for the first-line treatment of metastatic squamous non-small cell lung cancer. The Fund’s underweight to Celgene detracted from performance relative to the S&P Composite 1500 Health Care Index as shares traded higher on news that Bristol-Myers Squibb was acquiring the firm at a significant premium. Subsequently, we eliminated the position from the Fund after the good news was reflected in the stock price. Alkermes, Amneal Pharmaceuticals, and Mylan were top absolute detractors from performance.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

With the approaching 2020 presidential election in the U.S., we believe that the macro overhang on healthcare stocks has intensified. Key focus areas for investors include the proposed nationalization of healthcare in

18

The Hartford Healthcare Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

the form of “Medicare for All,” as proposed by several leading Democratic candidates for president, as well as the potential for greater governmental involvement in drug pricing, some form of which seems to enjoy bipartisan support. Despite the heightened rhetoric, we continue to believe that fundamental structural reform is unlikely. We believe “Medicare for All” has little chance of becoming law, regardless of the outcome of the 2020 elections. As for drug pricing, we believe that the biotech and pharma industries are willing to forgo some of their profits in order to reduce patient out-of-pocket drug costs and thus hopefully avoid the worst-case outcome of drug price setting by the government. It remains to be seen whether any drug pricing legislation or regulation will come to pass, as we believe Washington, D.C. is currently preoccupied with other issues.

In selecting stocks for the Fund, we seek to find companies that develop innovative products designed to address important unmet medical needs. Over the long term, we believe that the tailwinds of innovation, an aging population, and the globalization of demand for cutting-edge Western-style medicines should continue to drive growth of the sector.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Risks of focusing investments on the healthcare related sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes, potential product obsolescence, and liquidity risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities.

Composition by Subsector(1)

as of October 31, 2019

Subsector	Percentage of Net Assets
Equity Securities
Biotechnology	23.0%
Health Care Equipment & Supplies	24.3
Health Care Providers & Services	16.3
Health Care Technology	1.5
Life Sciences Tools & Services	6.1
Pharmaceuticals	26.9

Total	98.1%

Short-Term Investments	4.9
Other Assets & Liabilities	(3.0)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These subsector classifications are used for financial reporting purposes.

19

The Hartford MidCap Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 12/31/1997 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	14.93%	10.34%	13.89%
Class A2	8.61%	9.10%	13.25%
Class C1	14.10%	9.52%	13.08%
Class C2	13.14%	9.52%	13.08%
Class I1	15.25%	10.60%	14.18%
Class R3[1]	14.54%	9.97%	13.55%
Class R4[1]	14.89%	10.31%	13.90%
Class R5[1]	15.23%	10.64%	14.24%
Class R6[1]	15.37%	10.75%	14.36%
Class Y1	15.32%	10.72%	14.35%
Class F1	15.36%	10.66%	14.21%
S&P MidCap 400 Index	9.02%	8.37%	13.21%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.11%	1.11%
Class C	1.86%	1.86%
Class I	0.82%	0.82%
Class R3	1.47%	1.47%
Class R4	1.16%	1.16%
Class R5	0.85%	0.85%
Class R6	0.75%	0.75%
Class Y	0.85%	0.79%
Class F	0.75%	0.75%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

20

The Hartford MidCap Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Philip W. Ruedi, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark A. Whitaker, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford MidCap Fund returned 14.93%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 9.02% for the same period. For the same period, the Class A shares of the Fund underperformed the 15.51% average return of the Lipper Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to that of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of slowing growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, lifted by a cautious shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By June 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September 2019 by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of slowing growth and trade frictions. In October, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. The U.S. and China made progress towards finalizing sections of a “phase one” trade agreement.

Returns varied by market cap during the period, as large-cap stocks, as measured by the S&P 500 Index, outperformed small- and mid-cap stocks, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.

Within the S&P MidCap 400 Index, nine of the eleven sectors posted positive returns during the period. The Information Technology (+21%), Industrials (+18%), and Real Estate (+17%) sectors performed best, while the Energy (-47%) and Consumer Staples (-1%) sectors lagged the S&P MidCap 400 Index during the period.

The Fund outperformed the S&P MidCap 400 Index during the period primarily as a result of positive stock selection. Selection effects were particularly strong within the Healthcare, Materials, and Consumer Discretionary sectors. This was partially offset by weak selection in the Information Technology, Communication Services, and Utilities sectors, which detracted from performance. Sector allocation, a result of our bottom up stock selection process, also contributed positively to outperformance relative to the S&P MidCap 400 Index. This was primarily due to an overweight allocation to the Information Technology sector and an underweight to the poorly performing Energy sector. However, this was partially offset by an overweight to the Healthcare sector and an underweight to the Real Estate sector, which detracted from relative performance.

Top contributors to performance relative to the S&P MidCap 400 Index included Roku (Consumer Discretionary), Seattle Genetics (Healthcare), and Genpact (Information Technology). Roku is a manufacturer of a variety of digital media players that allow customers to access internet-streamed video or audio services through televisions. During the period, the stock rose on the back of strong quarterly results which served to reinforce the company’s strong position within the fast-growing video-streaming market. As of the end of the period, the Fund continued to hold the stock. Seattle Genetics is a biotechnology company focused on developing and commercializing innovative, empowered monoclonal antibody-based therapies for the treatment of cancer. Shares of Seattle Genetics rose during the second quarter of 2019 due to the sales growth of the company’s blood cancer drug. Shares of Seattle Genetics continued to climb during the remainder of the period on positive trial results for a combination of one of its drugs with Merck’s immunotherapy Keytruda as a first-line treatment of bladder cancer. Genpact engages in business process management, outsourcing, shared services, and information outsourcing. Shares of Genpact jumped early in 2019 as significant client wins helped drive Genpact’s revenue growth above the consensus and the stock price higher, leading to raised revenue guidance.

Top detractors to performance relative to the S&P MidCap 400 Index included Aerie Pharmaceutical (Healthcare), CommScope Holding (Information Technology), and 2U (Information Technology). Aerie Pharmaceutical is a biotech company focused on diseases of the eye. Shares lowered during the period on concerns that sales of Rhopressa and Rocklatan will not meet expectations; however, as of the end of the period, we have maintained the Fund’s position. CommScope provides

21

The Hartford MidCap Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

infrastructure for communications networks. While slowing capital expenditure for cable infrastructure has negatively affected the stock price, we added to the Fund’s position as we believe capital expenditure spending in this area will rebound. Lastly, shares of 2U, a cloud-based platform for offering university degree programs online, declined as the company lowered guidance for the full year due to slowdowns in some of its more mature programs. We eliminated the Fund’s position during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Our outlook for the U.S. economy is satisfactory, but less positive than it was earlier this year. Several factors may cause volatility in coming quarters, including slowing global growth, trade uncertainties, tariffs, and political developments. At the end of the period, the Fund had its largest overweights to the Information Technology, Healthcare, and Industrials sectors, and had the largest underweights to the Real Estate, Materials, and Financials sectors relative to the S&P MidCap 400 Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	3.4%
Consumer Discretionary	10.6
Energy	0.7
Financials	13.3
Health Care	19.0
Industrials	17.9
Information Technology	27.5
Materials	3.0
Real Estate	2.1
Utilities	2.5

Total	100.0%

Short-Term Investments	1.2
Other Assets & Liabilities	(1.2)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

22

The Hartford MidCap Value Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 4/30/2001 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	12.74%	5.70%	11.45%
Class A2	6.54%	4.51%	10.82%
Class C1	11.99%	4.93%	10.64%
Class C2	11.03%	4.93%	10.64%
Class I1	13.20%	6.00%	11.79%
Class R3[1]	12.42%	5.39%	11.21%
Class R4[1]	12.77%	5.72%	11.54%
Class R5[1]	13.14%	6.04%	11.85%
Class Y1	13.23%	6.13%	11.94%
Class F1	13.27%	6.08%	11.84%
Russell Midcap Value Index	10.08%	6.95%	12.90%
Russell 2500 Value Index	6.10%	6.36%	11.85%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 5/28/10 through 2/27/17 and Class A shares (excluding sales charges) prior to 5/28/10.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Effective 3/31/19, the Russell 2500 Value Index is no longer one of the Fund’s benchmarks. Hartford Funds Management Company, LLC, the investment manager, believes that the Russell Midcap Value Index better reflects the Fund’s investment strategy.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.22%	1.22%
Class C	1.98%	1.98%
Class I	0.90%	0.90%
Class R3	1.52%	1.52%
Class R4	1.22%	1.22%
Class R5	0.91%	0.91%
Class Y	0.91%	0.85%
Class F	0.80%	0.80%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

23

The Hartford MidCap Value Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Gregory J. Garabedian

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford MidCap Value Fund returned 12.74%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming the Fund’s benchmark, the Russell Midcap Value Index, which returned 10.08% for the same period. For the same period, the Class A shares of the Fund also outperformed the Russell 2500 Value Index, which returned 6.10% for the period, and the 6.34% average return of the Lipper Mid-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund. Effective March 31, 2019, the Russell 2500 Value Index is no longer one of the Fund’s benchmarks.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of slowing growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, lifted by an accommodative shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By June 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September 2019 by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of slowing growth and trade frictions. In October, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. The U.S. and China made progress towards finalizing sections of a “phase one” trade agreement.

Returns varied by market cap during the period; large-cap stocks, as measured by the S&P 500 Index, outperformed mid- and small-cap stocks, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively. Returns within the mid-cap space varied by style, as the Russell Midcap Growth Index outperformed the Russell Midcap Value Index.

Nine of the eleven sectors in the Russell Midcap Value Index gained during the period, with the Real Estate (+24%), Industrials (+21%), and Utilities (+19%) sectors performing the best, while the Energy (-29%) and Communication Services (-3%) sectors lagged during the period.

The Fund’s outperformance relative to the Russell Midcap Value Index over the twelve-month period was driven primarily by security selection within the Information Technology, Materials, and Consumer Staples sectors, which was partially offset by weak selection within the Financials, Utilities, and Energy sectors. Sector allocation, a result of the bottom-up stock selection process, also added to returns relative to the Russell Midcap Value Index, in part due to an overweight to the Information Technology sector and an underweight to the Consumer Staples sector. An underweight to the Utilities sector negatively impacted relative performance.

Top contributors to returns relative to the Russell Midcap Value Index included L3Harris Technologies Industrials), Reliance Steel & Aluminum (Materials), and not owning PG&E (Utilities). Shares of aerospace and defense giant, L3Harris, outperformed during the period. The merger between L3 Technologies and Harris was finalized at the end of June 2019. The post-merger company continued on its positive trajectory over the period, giving the investment community confidence in the combined company’s ability to realize synergies and generate strong free cash flow growth in the coming years. Reliance Steel & Aluminum is a U.S.-based company that distributes and processes steel and aluminum. The company’s stock jumped towards the end of the period after reporting third-quarter results that were ahead of expectations. The company’s results trended down from the previous quarter but we believe this indicated that business is holding up well in a tough operating environment. PG&E is a U.S.-based electric utilities company. Shares of the company’s stock plummeted during the period for being blamed for the California wildfire outbreak, and not holding the stock benefited the Fund.

Top absolute and relative detractors from the Russell Midcap Value Index returns included EnCana (Energy), Diamondback Energy (Energy), and Noble Energy (Energy). Shares of these oil- and gas-producing companies came under pressure the past year due to a decrease in crude oil and natural gas prices amid escalating concerns of a slowing macroeconomic environment.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

While we expect continued volatility in the near term, we have continued to seek cyclical opportunities where stock prices appear attractively valued in multiple economic scenarios. At the end of the period, the Information Technology, Materials, and Financials sectors represented the Fund’s largest sector overweights relative to the Russell Midcap Value Index, while the largest underweights were to the Utilities, Consumer Discretionary, and Real Estate sectors.

24

The Hartford MidCap Value Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Mid-cap securities can have greater risks and volatility than large-cap securities. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	3.9%
Consumer Discretionary	5.1
Consumer Staples	2.3
Energy	5.7
Financials	20.2
Health Care	6.9
Industrials	12.1
Information Technology	11.3
Materials	9.3
Real Estate	12.8
Utilities	6.3

Total	95.9%

Short-Term Investments	3.9
Other Assets & Liabilities	0.2

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

25

Hartford Quality Value Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 1/02/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/19)

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	13.10%	6.75%	11.15%
Class A2	6.88%	5.55%	10.52%
Class C1	12.23%	5.98%	10.33%
Class C2	11.23%	5.98%	10.33%
Class I1	13.49%	7.11%	11.49%
Class R3[1]	12.78%	6.45%	10.87%
Class R4[1]	13.17%	6.80%	11.21%
Class R5[1]	13.46%	7.10%	11.53%
Class R6[1]	13.57%	7.21%	11.60%
Class Y1	13.50%	7.17%	11.59%
Class F1	13.58%	7.16%	11.52%
Russell 1000 Value Index	11.21%	7.61%	11.96%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

The returns include the Fund’s performance when the Fund pursued a different investment objective and principal investment strategy prior to 11/1/17.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced operations on 2/28/18. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	0.98%	0.96%
Class C	1.74%	1.71%
Class I	0.64%	0.64%
Class R3	1.27%	1.18%
Class R4	0.97%	0.88%
Class R5	0.67%	0.63%
Class R6	0.55%	0.46%
Class Y	0.66%	0.57%
Class F	0.55%	0.46%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

26

Hartford Quality Value Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Quality Value Fund returned 13.10%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming its benchmark, the Russell 1000 Value Index, which returned 11.21% for the same period. For the same period, the Class A shares of the Fund outperformed the 10.38% average return of the Lipper Large-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of slowing growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, lifted by a cautious shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By June 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September 2019 by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of slowing growth and trade frictions. In October, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. The U.S. and China made progress towards finalizing sections of a “phase one” trade agreement.

Returns varied by market cap during the period, as large-cap stocks, measured by the S&P 500 Index, outperformed mid- and small-cap stocks, measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.

Ten out of eleven sectors in the Russell 1000 Value Index rose during the period, with the Real Estate (+25%), Utilities (+23%), and Information

Technology (+22%) sectors performing the best. The Energy (-12%) sector was the only sector that posted negative returns during the period.

Security selection was the primary driver of outperformance relative to the Russell 1000 Value Index over the period. Strong stock selection within the Financials, Information Technology, Industrials, and Healthcare sectors were the top contributors to relative performance. This was partially offset by weaker security selection within the Consumer Staples, Utilities, and Real Estate sectors. Sector allocation, a result of our bottom-up stock selection process, detracted from performance relative to the Russell 1000 Value Index during the period, due to an underweight to the Real Estate, Utilities, and Communication Services sectors. This was partially offset by an overweight to the Information Technology and Industrials sectors, which contributed positively to relative performance.

Top contributors to performance relative to the Russell 1000 Value Index over the period were KLA (Information Technology), Ball (Materials), and not owning Johnson & Johnson (Healthcare). KLA was the top relative contributor to performance during the period, driving strong performance within the Information Technology sector. The company, which is one of the leading suppliers of process control and yield management solutions to the semiconductor industry, benefited from improving demand trends for chips globally. Additionally, the emergence of the 5th generation (5G) cellular technology, which is beginning to be deployed globally, is also helping demand. Within the Materials sector, the Fund’s overweight to Ball was another top contributor to relative performance over the period. Ball posted solid results this year and continued to demonstrate improved competitive discipline since its merger with Rexam a few years ago. Not holding Johnson & Johnson contributed positively to relative performance over the period, as the company’s share price has been under pressure due to ongoing litigation risk surrounding its various products. KLA, JP Morgan (Financials), and Bank of America (Financials) were the top absolute contributors to performance during the period.

The largest detractors from relative performance were Halliburton (Energy), not holding Procter & Gamble (Consumer Staples), and Methanex (Materials). Halliburton detracted from relative returns as lower oil prices have pressured the company’s stock price over the past year. A lack of an allocation to Procter & Gamble also detracted from relative performance, as the company reported strong first quarter fiscal 2020 results driven by organic sales growth and margin expansion. Methanex was among the top relative detractors during the period and we subsequently eliminated the Fund’s position. The company has struggled to produce adequate returns over the prior two years due to both operational issues and persistently low gas prices. Walgreens (Consumer Staples), Halliburton, and EOG Resources (Energy) were the top absolute detractors from performance during the period.

27

Hartford Quality Value Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We believe that tariffs remain a major impediment to the continued economic expansion in the U.S., and for the reacceleration of growth globally. We believe tariffs represent a self-imposed limit to economic growth that has the potential to be removed and could serve as a positive catalyst for the economy and stock valuations. In our view, the combination of reduced tariffs and/or trade agreements with China specifically, but also Europe and other regions, combined with global easing by central banks, could provide significant economic stimulus at a time where global growth is sluggish and appears to be slowing. We believe that the probability of a favorable outcome may increase as we move towards the 2020 elections, which may put mounting pressure on President Trump to deliver on economic growth.

However, in the absence of reduced tariffs, U.S. growth is returning to trend levels of approximately 2% after a period of heightened growth since the recent tax reform. While we currently view recessionary risks as contained, largely due to the health of the consumer, we do worry about the knock-on effects of the strength of the dollar, mainly the potential slowing of fixed investment by U.S. companies. This could cause business momentum to slow and lead to less wage growth for consumers, an outcome we think would result in significantly lower equity valuations. However, the Fed appears aware of these risks and is responding in the form of rate cuts to curb slowing investment. A question remains as to how effective these cuts will be.

Furthermore, with an election approaching in the U.S. and the prospect of a wide range of policy outcomes after the election, we are somewhat concerned that equity valuations are not properly discounting this uncertainty. As a result, with the political and economic backdrop being so uncertain at this point, we believe our strategy of focusing on quality businesses, with a history of consistent capital allocation, defensive characteristics, and reasonable valuations is prudent.

At the end of the period, the Fund had the largest overweights in the Information Technology, Industrials, and Healthcare sectors, and the largest underweights in the Communication Services, Real Estate, and Financials sectors, relative to the Russell 1000 Value Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	5.8%
Consumer Discretionary	4.5
Consumer Staples	8.5
Energy	8.4
Financials	21.9
Health Care	13.3
Industrials	11.3
Information Technology	11.6
Materials	2.9
Real Estate	3.7
Utilities	5.9

Total	97.8%

Short-Term Investments	2.2
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

28

The Hartford Small Cap Growth Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 1/04/1988 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	8.99%	8.28%	14.30%
Class A2	2.99%	7.06%	13.66%
Class C1	8.27%	7.54%	13.50%
Class C2	7.54%	7.54%	13.50%
Class I1	9.41%	8.62%	14.65%
Class R3[1]	8.72%	7.99%	14.02%
Class R4[1]	9.05%	8.33%	14.38%
Class R5[1]	9.40%	8.66%	14.72%
Class R6[1]	9.49%	8.74%	14.82%
Class Y1	9.44%	8.75%	14.82%
Class F1	9.49%	8.69%	14.69%
Russell 2000 Growth Index	6.40%	8.38%	13.38%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous additional sub-adviser, Hartford Investment Management Company. As of 7/21/10, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The Fund is closed to new investors, subject to certain exceptions. For more information, please see the Fund’s prospectus.

Operating Expenses*	Gross	Net
Class A	1.22%	1.22%
Class C	1.90%	1.90%
Class I	0.84%	0.84%
Class R3	1.48%	1.48%
Class R4	1.17%	1.17%
Class R5	0.87%	0.87%
Class R6	0.77%	0.77%
Class Y	0.86%	0.80%
Class F	0.76%	0.76%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

29

The Hartford Small Cap Growth Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David A. Siegle, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Douglas W. McLane, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Small Cap Growth Fund returned 8.99%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 6.40%. For the same period, Class A shares of the Fund outperformed the 7.14% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of slowing growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, lifted by a cautious shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By June 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September 2019 by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of slowing growth and trade frictions. In October, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. The U.S. and China made progress towards finalizing sections of a “phase one” trade agreement.

Returns varied by market cap during the period, as large-cap stocks, as measured by the S&P 500 Index, outperformed mid-cap and small-cap stocks, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively. Seven out of eleven sectors in the Russell 2000 Growth Index had positive returns during the period. The Utilities (+33%), Information Technology (+22%), and Real Estate (+19%) sectors increased the most, while the Energy (-39%) and Communication Services (-10%) sectors lagged the broader Russell 2000 Growth Index.

Security selection was the primary driver of outperformance relative to the Russell 2000 Growth Index during the period. Strong selection within the Consumer Discretionary, Healthcare, and Industrials sectors contributed positively to relative performance, but was slightly offset by weaker selection in the Communication Services, Financials, and Information Technology sectors, which detracted from relative performance. Sector allocation, a result of bottom-up stock selection, made a small but positive contribution to relative performance, primarily driven by the Fund’s underweight allocation to the Communication Services sector and an overweight in the Information Technology sector.

The top contributors to performance relative to the Russell 2000 Growth Index during the period were TopBuild (Consumer Discretionary), Reata Pharmaceuticals (Healthcare), and Entegris (Information Technology). Shares of TopBuild, a U.S.-based company that provides insulation and installation services, rose during the period. Reata Pharmaceuticals is a U.S.-based pharmaceuticals company. Shares of Reata surged over 150% towards the end of the period after the company reported positive phase 2 results for omaveloxolone, a treatment for Friendrich’s ataxia, a rare genetic disease. Based on the positive results, and subject to discussions with regulatory authorities, the company plans to proceed with the submission of regulatory filings for marketing approval in the U.S. and internationally. Shares of Entegris, a U.S.-based provider of specialty chemical and materials used in semiconductor manufacturing, rose during the period. The year has been challenging for Entegris as the company reported weaker-than-expected second-quarter 2019 results. However, the company signaled an improving business climate in the second half of 2019. Top contributors to absolute performance for the period included TopBuild (Consumer Discretionary) and Loxo Oncology (Healthcare).

The top detractors from performance relative to the Russell 2000 Growth Index included 2U (Information Technology), Amneal Pharmaceuticals (Healthcare), and ICU Medical (Healthcare). Shares of 2U, a U.S.-based

30

The Hartford Small Cap Growth Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

online educational services company, fell during the period. The company’s stock plummeted in July after an announcement that it will lower the average enrollment expectations for its core graduate program business due to increased competition. We eliminated the Fund’s position in 2U. Amneal Pharmaceuticals, a U.S.-based generics and specialty pharmaceutical company, declined after the company announced a restructuring effort in light of continued weakness in the generic-drug markets. We eliminated the Fund’s position in this stock. ICU Medical is a U.S.-based company that develops, manufactures, and sells disposable medical connection systems for use in intravenous (IV) therapy applications. ICU shares plunged in August after the company lowered its full-year earnings outlook. As of the end of the period, we maintained the Fund’s position as we believe the company’s new CEO has instilled focus on margin improvements and the company is benefiting from stable demand for its products. Top detractors from absolute performance for the period included Amneal Pharmaceuticals (Healthcare) and Merit Medical System (Healthcare).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Since the middle of 2018, there has been a change to the near-term market outlook, led by the change in the U.S. bond market yield curve. The 10-year Treasury yield is near the lows it last experienced in 2016. After nine rate increases in 0.25% increments from late 2015 to late 2018, the Fed has now cut interest rates three times. Through all of this, the U.S. dollar has continued to strengthen against the major currencies and China has allowed its currency to weaken. In the U.S., we are now seeing some weakening of exports and capital investment. However, we believe that indicators such as credit, jobless claims, housing activity, and consumer confidence do not signify a recession at this point. Moreover, our conversations with companies indicate that, in general, competition for labor is among the bigger constraints for growth rather than a decrease in demand.

Against this backdrop, we now have the possibility that the House of Representatives will start impeachment proceedings against President Trump. As investors, we are concerned about potential ramifications on items scheduled on the legislative calendar, such as the necessary ratification of USMCA (United States-Mexico-Canada Agreement, which is the proposed replacement for the North American Free Trade Agreement). We believe the pressure on profits and the need to pass on costs will become critical if there is a combination of tariffs and a lack of a ratified USMCA.

Over the next few quarters, we believe that there will be more to analyze given that we are approaching an election year. It is clear there are several policy proposals that could have an impact on stocks the Fund holds, and while we are working to understand the implications, we believe it is too early to act one way or another.

At the end of the period, the Fund’s largest overweights were to the Consumer Discretionary, Financials, and Materials sectors, while the Fund’s largest underweights were to the Utilities, Real Estate, and Communication Services sectors, relative to the Russell 2000 Growth Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Small-cap securities can have greater risks and volatility than large-cap securities. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.0%
Consumer Discretionary	14.0
Consumer Staples	4.0
Energy	0.7
Financials	7.7
Health Care	28.1
Industrials	19.1
Information Technology	17.1
Materials	3.7
Real Estate	3.4

Total	98.8%

Short-Term Investments	3.8
Other Assets & Liabilities	(2.6)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

31

Hartford Small Cap Value Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 1/01/2005 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	3.46%	4.89%	10.74%
Class A2	-2.23%	3.71%	10.11%
Class C1	2.60%	4.10%	9.92%
Class C2	1.87%	4.10%	9.92%
Class I1	3.77%	5.18%	10.89%
Class R3[1]	3.31%	4.68%	10.65%
Class R4[1]	3.52%	4.97%	10.90%
Class R5[1]	3.82%	5.28%	11.17%
Class R6[1]	3.99%	5.36%	11.22%
Class Y1	3.94%	5.35%	11.21%
Class F1	3.99%	5.26%	10.93%
Russell 2000 Value Index	3.22%	6.24%	11.08%
Russell 2000 Index	4.90%	7.37%	12.27%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares. Class I shares commenced operations on 03/31/15. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 3/31/15 through 2/27/17 and Class A shares (excluding sales charges) prior to 3/31/15. Class R6 shares commenced operations on 2/28/18. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes the Fund’s performance when it invested, prior to 2/1/10, at least 80% of its assets in common stocks of mid-capitalization companies and prior to 7/10/15, at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies. Performance information prior to 11/1/18 includes the Fund’s performance when the Fund used a quantitative multifactor approach to bottom-up stock selection and pursued different principal investment strategies.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 6/4/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Effective 11/1/18, the Fund changed its benchmark to the Russell 2000 Value Index from the Russell 2000 Index because Hartford Funds Management Company, LLC, the investment manager, believes it better reflects the Fund’s revised investment strategy.

You cannot invest directly in an index.

32

Hartford Small Cap Value Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.30%	1.30%
Class C	2.08%	2.05%
Class I	0.98%	0.98%
Class R3	1.58%	1.50%
Class R4	1.28%	1.20%
Class R5	0.98%	0.90%
Class R6	0.87%	0.80%
Class Y	0.97%	0.85%
Class F	0.86%	0.80%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

Portfolio Managers

Sean M. Kammann

Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Small Cap Value Fund returned 3.46%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming its benchmark, the Russell 2000 Value Index, which returned 3.22% for the same period. For the same period, the Class A shares of the Fund outperformed the -0.59% average return of the Lipper Small-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of slowing growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, lifted by a cautious shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By June 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September 2019 by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of slowing growth and trade frictions. In October, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. The U.S. and China made progress towards finalizing sections of a “phase one” trade agreement.

Returns varied by market cap during the period, as large-cap stocks, as measured by the S&P 500 Index, outperformed mid- and small-cap stocks, as measured by the S&P MidCap 400 Index and Russell 2000 Value Index, respectively.

Five of the eleven sectors in the Russell 2000 Value Index rose during the period, with the Information Technology (+27%), Utilities (+21%), and Real Estate (+20%) sectors performing best. Conversely, the Energy (-44%), Healthcare (-18%), and Communication Services (-12%) sectors lagged over the period.

Sector allocation, a result of our bottom-up stock selection process, contributed to positive returns relative to the Russell 2000 Value Index during the period. The Fund’s lack of a position in the Energy sector and overweight to the Information Technology sector drove relative outperformance, while the Fund’s lack of exposure to the Utilities sector and an underweight to the Real Estate sector partially offset these results. Security selection detracted from results relative to the

33

Hartford Small Cap Value Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Russell 2000 Value Index during the period due to weak stock selection in the Consumer Discretionary, Information Technology, and Real Estate sectors, which was partially offset by strong stock selection in the Healthcare, Materials, and Consumer Staples sectors.

The largest contributors to performance relative to the Russell 2000 Value Index over the period were Tempur Sealy (Consumer Discretionary), CSG Systems (Information Technology), and Carriage Services (Consumer Discretionary). Shares of Tempur Sealy, a manufacturer of the TEMPUR, Sealy, and Stearns & Foster bedding/pillow brands, rose over the period as the company recaptured market share, demonstrated re-accelerating revenue growth, and continued to move past shorter-term weakness related to a strategic decision to terminate its relationship with its largest customer, Mattress Firm. CSG Systems provides business support solutions primarily to the communications industry. The stock traded higher over the period on strong earnings and investor optimism around the growing market opportunity amidst some customer consolidation. Carriage Services, a provider of funeral and cemetery services and merchandise, traded higher after posting earnings well above estimates in each of the last two quarters after the company had pre-announced positive results in January and management conveyed urgency to improve upon fixable operational issues.

The largest detractors from performance relative to the Russell 2000 Value Index during the period were Stamps.com (Consumer Discretionary), Conduent (Information Technology), and Briggs & Stratton (Industrials). Shares of Stamps.com, a provider of internet-based mailing and shipping solutions, fell early in the year when the company announced it would be ending its exclusive partnership with the U.S. Postal Service and highlighted increasing pressure from Amazon’s move into shipping services. The stock was again weighed down in May 2019, when the company cut its profit outlook for the full year. Conduent is a provider of business process outsourcing services. Shares of the company dropped after disappointing first-quarter 2019 results and news that the CEO would be stepping down. Earnings continued to lag estimates in the second quarter of 2019 as the company conducted a strategic review of its business. As of the end of the period, we continued to hold the position in the Fund, as we believe the market is not giving credit for the company’s divesting of the lower growth businesses and we believe revenue is poised to re-accelerate.

Briggs & Stratton is one of the world’s largest producers of gasoline engines for outdoor power equipment. The stock experienced some weakness on the back of disappointing results and expected further softness due to the Sears bankruptcy. We sold the position in the Fund during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We see the inversion of the yield curve as a reflection of the growing political uncertainty (globally and within the U.S.) and building fears of a recession. We anticipate the global economy will likely stabilize after a period of deceleration, with expected lower levels of economic growth as our base case.

At the end of the period, the Fund’s largest overweights were in the Information Technology and Industrial sectors, and the Fund’s largest underweights were in the Real Estate, Utilities, and Energy sectors, relative to the Russell 2000 Value Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks and volatility than large-cap securities. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.8%
Consumer Discretionary	11.2
Consumer Staples	5.4
Financials	29.3
Health Care	1.6
Industrials	20.7
Information Technology	19.2
Materials	3.9
Real Estate	4.9

Total	98.0%

Short-Term Investments	3.7
Other Assets & Liabilities	(1.7)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

34

The Hartford Small Company Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 7/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	14.08%	7.29%	12.50%
Class A2	7.75%	6.08%	11.87%
Class C1	13.24%	6.49%	11.68%
Class C2	12.33%	6.49%	11.68%
Class I1	14.48%	7.56%	12.79%
Class R3[1]	13.84%	7.07%	12.29%
Class R4[1]	14.20%	7.40%	12.63%
Class R5[1]	14.56%	7.72%	12.96%
Class R6[1]	14.60%	7.79%	13.06%
Class Y1	14.56%	7.79%	13.06%
Class F1	14.63%	7.66%	12.84%
Russell 2000 Growth Index	6.40%	8.38%	13.38%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous additional sub-adviser, Hartford Investment Management Company. As of 7/21/10, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.35%	1.35%
Class C	2.13%	2.13%
Class I	1.08%	1.08%
Class R3	1.64%	1.56%
Class R4	1.33%	1.26%
Class R5	1.04%	0.96%
Class R6	0.92%	0.91%
Class Y	1.00%	0.96%
Class F	0.92%	0.91%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

35

The Hartford Small Company Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Steven C. Angeli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

John V. Schneider, CFA

Vice President and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Small Company Fund returned 14.08%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming its benchmark, the Russell 2000 Growth Index, which returned 6.40%. For the same period, the Class A shares of the Fund also outperformed the 7.14% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of slowing growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, lifted by an accommodative shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the first quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By June 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September 2019 by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of slowing growth and trade frictions. In October, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. The U.S. and China made progress towards finalizing sections of a “phase one” trade agreement.

Returns varied by market cap during the period, as large-cap stocks, as measured by the S&P 500 Index, outperformed mid-cap and small-cap stocks, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively. Seven out of eleven sectors in the Russell 2000

Growth Index had positive returns during the period. The Utilities (+33%), Information Technology (+22%), and Real Estate (+19%) sectors increased the most, while the Energy (-38%), Communication Services (-10%), and Healthcare (-2%) sectors lagged the broader Russell 2000 Growth Index over the period.

During the period, security selection was the primary driver of outperformance relative to the Russell 2000 Growth Index. Strong selection in the Consumer Discretionary, Healthcare, and Information Technology sectors contributed positively to performance relative to the Russell 2000 Growth Index, but was slightly offset by weak selection in the Industrials, Financials, and Energy sectors. Sector allocation, a result of our bottom-up stock selection process, also contributed positively to performance relative to the Russell 2000 Growth Index, which was primarily driven by the Fund’s underweight allocation to the Communication Services and Energy sectors.

The top contributors to performance relative to the Russell 2000 Growth Index were Insulet (Healthcare), Globant (Information Technology), and Wayfair (Consumer Discretionary). Shares of Insulet, a medical device maker, rose after the company reported quarterly earnings that exceeded both management guidance and market expectations as all three of its revenue segments outperformed. Notably, adoption rates of the company’s Omnipod DASH system showed signs of growth. Globant, an IT consulting company with global operations, posted solid results and reiterated strong guidance of greater than 20% organic growth. Shares of Wayfair, an e-commerce home furnishings company, rose after the company reported strong fourth quarter 2018 results driven by customer growth and higher gross margins. The company continues to invest heavily in its national distribution network. Top contributors to absolute performance for the period included Insulet (Healthcare), and The Trade Desk (Information Technology).

The top detractors from performance relative to the Russell 2000 Growth Index included Centennial Resource Development (Energy), Merit Medical Systems (Healthcare), and 2U (Information Technology). Shares of Centennial Resource Development, a Permian basin focused oil and gas producer fell early in the period due to concerns about capital efficiency following management’s 2019 production and capital spending guidance. Shares of Merit Medical Systems, a manufacturer of disposable medical devices, declined after management released results that fell below analyst expectations and lowered its 2019 revenue guidance. The company also lowered fiscal year 2019 earnings per share (EPS) amid concerns over the pace of integrating recent acquisitions. Shares of 2U, a provider of cloud-based software for online education courses, traded down after management meaningfully lowered its full-year guidance and turned its focus away from top-line growth towards profitability in its July 2019 earnings release. The company cited

36

The Hartford Small Company Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

increasing competition in its graduate degree segment as a challenge to top-line growth. Top detractors from absolute performance for the period included Centennial Resources (Energy), Merit Medical Systems (Healthcare), and 2U (Information Technology).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Overall, we believe the U.S. economy remains healthy, and we continue to monitor policy decisions and economic trends that may impact the Fund’s holdings. We anticipate a more challenging macro environment in the upcoming year. We remain consistent in adhering to our disciplined portfolio construction process that we believe allows us to assess risk, weight individual positions accordingly, and in the process build a Fund that focuses largely on stock selection in seeking to generate outperformance relative to the Russell 2000 Growth Index.

At the end of the period, the Fund’s largest overweights were to the Consumer Discretionary, Financials, and Materials sectors, while the Fund’s largest underweights were to the Utilities, Consumer Staples, and Information Technology sectors, relative to the Russell 2000 Growth Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Small-cap securities can have greater risks and volatility than large-cap securities. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.3%
Consumer Discretionary	18.6
Consumer Staples	1.7
Energy	0.5
Financials	6.6
Health Care	25.3
Industrials	18.1
Information Technology	16.0
Materials	3.3
Real Estate	4.4

Total	95.8%

Short-Term Investments	6.2
Other Assets & Liabilities	(2.0)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

37

Hartford Domestic Equity Funds

Benchmark Glossary (Unaudited)

Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.

Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.

Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.

Russell 2000 Index (reflects no deduction for fees, expenses or taxes) is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.

Russell 2500 Value Index (reflects no deduction for fees, expenses or taxes) measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest U.S. companies based on their market capitalization and current index membership.

Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is designed to measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes) measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index composed of 500 widely held common stocks.

S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.

S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index designed to measure the performance of the mid-cap segment of the market. The index is composed of 400 constituent companies.

38

Hartford Domestic Equity Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2019 through October 31, 2019. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (front-end sales loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class’ annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Annualized expense ratio
The Hartford Capital Appreciation Fund

Class A	$1,000.00	$1,022.30	$5.45	$1,000.00	$1,019.81	$5.45	1.07%
Class C	$1,000.00	$1,019.20	$8.70	$1,000.00	$1,016.59	$8.69	1.71%
Class I	$1,000.00	$1,023.90	$3.98	$1,000.00	$1,021.27	$3.97	0.78%
Class R3	$1,000.00	$1,020.70	$7.23	$1,000.00	$1,018.05	$7.22	1.42%
Class R4	$1,000.00	$1,022.60	$5.61	$1,000.00	$1,019.66	$5.60	1.10%
Class R5	$1,000.00	$1,024.00	$4.03	$1,000.00	$1,021.22	$4.02	0.79%
Class R6	$1,000.00	$1,024.30	$3.57	$1,000.00	$1,021.68	$3.57	0.70%
Class Y	$1,000.00	$1,024.30	$3.78	$1,000.00	$1,021.48	$3.77	0.74%
Class F	$1,000.00	$1,024.40	$3.57	$1,000.00	$1,021.68	$3.57	0.70%

Hartford Core Equity Fund

Class A	$1,000.00	$1,049.70	$3.82	$1,000.00	$1,021.48	$3.77	0.74%
Class C	$1,000.00	$1,045.80	$7.58	$1,000.00	$1,017.80	$7.48	1.47%
Class I	$1,000.00	$1,051.10	$2.43	$1,000.00	$1,022.84	$2.40	0.47%
Class R3	$1,000.00	$1,047.60	$5.73	$1,000.00	$1,019.61	$5.65	1.11%
Class R4	$1,000.00	$1,049.70	$3.72	$1,000.00	$1,021.58	$3.67	0.72%
Class R5	$1,000.00	$1,051.10	$2.53	$1,000.00	$1,022.74	$2.50	0.49%
Class R6	$1,000.00	$1,051.50	$1.96	$1,000.00	$1,023.29	$1.94	0.38%
Class Y	$1,000.00	$1,051.20	$2.27	$1,000.00	$1,022.99	$2.24	0.44%
Class F	$1,000.00	$1,051.40	$1.96	$1,000.00	$1,023.29	$1.94	0.38%

39

Hartford Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Annualized expense ratio
The Hartford Dividend and Growth Fund

Class A	$1,000.00	$1,049.40	$5.17	$1,000.00	$1,020.16	$5.09	1.00%
Class C	$1,000.00	$1,046.20	$8.82	$1,000.00	$1,016.59	$8.69	1.71%
Class I	$1,000.00	$1,051.10	$3.83	$1,000.00	$1,021.48	$3.77	0.74%
Class R3	$1,000.00	$1,047.90	$6.97	$1,000.00	$1,018.40	$6.87	1.35%
Class R4	$1,000.00	$1,049.50	$5.32	$1,000.00	$1,020.01	$5.24	1.03%
Class R5	$1,000.00	$1,051.00	$3.83	$1,000.00	$1,021.48	$3.77	0.74%
Class R6	$1,000.00	$1,051.50	$3.31	$1,000.00	$1,021.98	$3.26	0.64%
Class Y	$1,000.00	$1,051.20	$3.57	$1,000.00	$1,021.73	$3.52	0.69%
Class F	$1,000.00	$1,051.60	$3.31	$1,000.00	$1,021.98	$3.26	0.64%

The Hartford Equity Income Fund

Class A	$1,000.00	$1,039.50	$5.14	$1,000.00	$1,020.16	$5.09	1.00%
Class C	$1,000.00	$1,035.70	$8.98	$1,000.00	$1,016.38	$8.89	1.75%
Class I	$1,000.00	$1,041.70	$3.65	$1,000.00	$1,021.63	$3.62	0.71%
Class R3	$1,000.00	$1,038.00	$6.93	$1,000.00	$1,018.40	$6.87	1.35%
Class R4	$1,000.00	$1,039.80	$5.50	$1,000.00	$1,019.81	$5.45	1.07%
Class R5	$1,000.00	$1,040.90	$3.91	$1,000.00	$1,021.37	$3.87	0.76%
Class R6	$1,000.00	$1,041.30	$3.40	$1,000.00	$1,021.88	$3.36	0.66%
Class Y	$1,000.00	$1,041.10	$3.60	$1,000.00	$1,021.68	$3.57	0.70%
Class F	$1,000.00	$1,041.50	$3.40	$1,000.00	$1,021.88	$3.36	0.66%

The Hartford Growth Opportunities Fund

Class A	$1,000.00	$961.50	$5.49	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$957.90	$9.08	$1,000.00	$1,015.93	$9.35	1.84%
Class I	$1,000.00	$963.00	$4.21	$1,000.00	$1,020.92	$4.33	0.85%
Class R3	$1,000.00	$959.80	$7.31	$1,000.00	$1,017.75	$7.53	1.48%
Class R4	$1,000.00	$961.30	$5.73	$1,000.00	$1,019.36	$5.90	1.16%
Class R5	$1,000.00	$962.80	$4.21	$1,000.00	$1,020.92	$4.33	0.85%
Class R6	$1,000.00	$963.20	$3.71	$1,000.00	$1,021.43	$3.82	0.75%
Class Y	$1,000.00	$963.00	$3.96	$1,000.00	$1,021.17	$4.08	0.80%
Class F	$1,000.00	$963.40	$3.66	$1,000.00	$1,021.48	$3.77	0.74%

The Hartford Healthcare Fund

Class A	$1,000.00	$1,062.00	$6.81	$1,000.00	$1,018.60	$6.67	1.31%
Class C	$1,000.00	$1,058.10	$10.53	$1,000.00	$1,014.97	$10.31	2.03%
Class I	$1,000.00	$1,063.80	$5.20	$1,000.00	$1,020.16	$5.09	1.00%
Class R3	$1,000.00	$1,060.30	$8.41	$1,000.00	$1,017.04	$8.24	1.62%
Class R4	$1,000.00	$1,062.00	$6.86	$1,000.00	$1,018.55	$6.72	1.32%
Class R5	$1,000.00	$1,063.80	$5.31	$1,000.00	$1,020.06	$5.19	1.02%
Class R6	$1,000.00	$1,063.90	$4.73	$1,000.00	$1,020.62	$4.63	0.91%
Class Y	$1,000.00	$1,063.90	$5.10	$1,000.00	$1,020.27	$4.99	0.98%
Class F	$1,000.00	$1,064.20	$4.73	$1,000.00	$1,020.62	$4.63	0.91%

The Hartford MidCap Fund

Class A	$1,000.00	$1,000.30	$5.60	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$997.10	$9.26	$1,000.00	$1,015.93	$9.35	1.84%
Class I	$1,000.00	$1,001.60	$4.39	$1,000.00	$1,020.82	$4.43	0.87%
Class R3	$1,000.00	$998.50	$7.30	$1,000.00	$1,017.90	$7.38	1.45%
Class R4	$1,000.00	$1,000.30	$5.80	$1,000.00	$1,019.41	$5.85	1.15%
Class R5	$1,000.00	$1,001.60	$4.29	$1,000.00	$1,020.92	$4.33	0.85%
Class R6	$1,000.00	$1,002.20	$3.73	$1,000.00	$1,021.48	$3.77	0.74%
Class Y	$1,000.00	$1,002.20	$3.89	$1,000.00	$1,021.32	$3.92	0.77%
Class F	$1,000.00	$1,002.20	$3.73	$1,000.00	$1,021.48	$3.77	0.74%

40

Hartford Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Annualized expense ratio
The Hartford MidCap Value Fund

Class A	$1,000.00	$1,032.90	$6.30	$1,000.00	$1,019.01	$6.26	1.23%
Class C	$1,000.00	$1,029.50	$9.92	$1,000.00	$1,015.43	$9.86	1.94%
Class I	$1,000.00	$1,035.50	$4.46	$1,000.00	$1,020.82	$4.43	0.87%
Class R3	$1,000.00	$1,031.20	$7.78	$1,000.00	$1,017.54	$7.73	1.52%
Class R4	$1,000.00	$1,033.20	$6.15	$1,000.00	$1,019.16	$6.11	1.20%
Class R5	$1,000.00	$1,035.30	$4.57	$1,000.00	$1,020.72	$4.53	0.89%
Class Y	$1,000.00	$1,035.20	$4.36	$1,000.00	$1,020.92	$4.33	0.85%
Class F	$1,000.00	$1,035.50	$4.10	$1,000.00	$1,021.17	$4.08	0.80%

Hartford Quality Value Fund

Class A	$1,000.00	$1,046.10	$4.69	$1,000.00	$1,020.62	$4.63	0.91%
Class C	$1,000.00	$1,042.10	$8.44	$1,000.00	$1,016.94	$8.34	1.64%
Class I	$1,000.00	$1,047.70	$2.84	$1,000.00	$1,022.43	$2.80	0.55%
Class R3	$1,000.00	$1,044.80	$5.98	$1,000.00	$1,019.36	$5.90	1.16%
Class R4	$1,000.00	$1,046.30	$4.44	$1,000.00	$1,020.87	$4.38	0.86%
Class R5	$1,000.00	$1,047.90	$3.05	$1,000.00	$1,022.23	$3.01	0.59%
Class R6	$1,000.00	$1,048.30	$2.43	$1,000.00	$1,022.84	$2.40	0.47%
Class Y	$1,000.00	$1,047.80	$2.99	$1,000.00	$1,022.28	$2.96	0.58%
Class F	$1,000.00	$1,048.30	$2.37	$1,000.00	$1,022.89	$2.35	0.46%

The Hartford Small Cap Growth Fund

Class A	$1,000.00	$986.80	$6.26	$1,000.00	$1,018.90	$6.36	1.25%
Class C	$1,000.00	$984.10	$9.15	$1,000.00	$1,015.98	$9.30	1.83%
Class I	$1,000.00	$988.90	$4.06	$1,000.00	$1,021.12	$4.13	0.81%
Class R3	$1,000.00	$985.80	$7.36	$1,000.00	$1,017.80	$7.48	1.47%
Class R4	$1,000.00	$987.20	$5.81	$1,000.00	$1,019.36	$5.90	1.16%
Class R5	$1,000.00	$988.90	$4.21	$1,000.00	$1,020.97	$4.28	0.84%
Class R6	$1,000.00	$989.20	$3.81	$1,000.00	$1,021.37	$3.87	0.76%
Class Y	$1,000.00	$989.00	$3.96	$1,000.00	$1,021.22	$4.02	0.79%
Class F	$1,000.00	$989.10	$3.81	$1,000.00	$1,021.37	$3.87	0.76%

Hartford Small Cap Value Fund

Class A	$1,000.00	$962.80	$6.38	$1,000.00	$1,018.70	$6.56	1.29%
Class C	$1,000.00	$958.30	$10.07	$1,000.00	$1,014.92	$10.36	2.04%
Class I	$1,000.00	$963.80	$4.45	$1,000.00	$1,020.67	$4.58	0.90%
Class R3	$1,000.00	$961.50	$7.12	$1,000.00	$1,017.95	$7.32	1.44%
Class R4	$1,000.00	$962.90	$5.94	$1,000.00	$1,019.16	$6.11	1.20%
Class R5	$1,000.00	$964.50	$4.46	$1,000.00	$1,020.67	$4.58	0.90%
Class R6	$1,000.00	$965.40	$4.01	$1,000.00	$1,021.12	$4.13	0.81%
Class Y	$1,000.00	$965.30	$4.21	$1,000.00	$1,020.92	$4.33	0.85%
Class F	$1,000.00	$965.60	$3.96	$1,000.00	$1,021.17	$4.08	0.80%

The Hartford Small Company Fund

Class A	$1,000.00	$991.20	$6.62	$1,000.00	$1,018.55	$6.72	1.32%
Class C	$1,000.00	$987.40	$10.67	$1,000.00	$1,014.47	$10.82	2.13%
Class I	$1,000.00	$993.10	$4.97	$1,000.00	$1,020.22	$5.04	0.99%
Class R3	$1,000.00	$989.80	$7.77	$1,000.00	$1,017.39	$7.88	1.55%
Class R4	$1,000.00	$991.30	$6.27	$1,000.00	$1,018.90	$6.36	1.25%
Class R5	$1,000.00	$993.00	$4.77	$1,000.00	$1,020.42	$4.84	0.95%
Class R6	$1,000.00	$993.10	$4.52	$1,000.00	$1,020.67	$4.58	0.90%
Class Y	$1,000.00	$993.10	$4.82	$1,000.00	$1,020.37	$4.89	0.96%
Class F	$1,000.00	$993.60	$4.52	$1,000.00	$1,020.67	$4.58	0.90%

41

The Hartford Capital Appreciation Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0%
	Automobiles & Components - 0.2%
195,930	Aptiv plc	$17,545,532

	Banks - 3.7%
1,310,935	Bank of America Corp.	40,992,937
376,337	Comerica, Inc.	24,619,967
293,824	IBERIABANK Corp.	21,563,743
458,480	JP Morgan Chase & Co.	57,273,322
1,834,862	KeyCorp.	32,972,470
297,725	PNC Financial Services Group, Inc.	43,676,257
728,672	Zions Bancorp NA	35,318,732

		256,417,428

	Capital Goods - 6.0%
115,273	Boeing Co.	39,182,445
82,626	Deere & Co.	14,388,491
144,521	Dover Corp.	15,014,287
464,434	Gardner Denver Holdings, Inc.*	14,782,934
327,170	General Dynamics Corp.	57,843,656
806,800	HF Global, Inc.(1)(2)(3)	13,699,464
420,352	Ingersoll-Rand plc	53,338,465
972,468	JELD-WEN Holding, Inc.*	16,619,478
293,209	L3Harris Technologies, Inc.	60,491,949
171,404	Lockheed Martin Corp.	64,564,459
65,281	Northrop Grumman Corp.	23,010,247
81,970	Raytheon Co.	17,394,854
560,517	SPX FLOW, Inc.*	25,380,210

		415,710,939

	Commercial & Professional Services - 2.4%
282,860	Clean Harbors, Inc.*	23,324,636
200,227	Copart, Inc.*	16,546,759
31,468	CoStar Group, Inc.*	17,292,295
149,893	Equifax, Inc.	20,491,872
4,595	Klarna Holding AB(1)(2)(3)	1,077,403
498,862	Republic Services, Inc.	43,655,414
309,325	TransUnion	25,556,431
203,200	Waste Connections, Inc.	18,775,680

		166,720,490

	Consumer Durables & Apparel - 4.0%
538,222	Kontoor Brands, Inc.*	20,452,436
1,031,256	Lennar Corp. Class A	61,462,857
871,565	NIKE, Inc. Class B	78,048,646
391,400	Peloton Interactive, Inc. Class A*(4)	9,342,718
129,030	Roku, Inc.*	18,993,216
602,183	Steven Madden Ltd.	24,797,896
973,097	Under Armour, Inc. Class A*(4)	20,094,453
2,441,884	Under Armour, Inc. Class C*	45,174,854

		278,367,076

	Consumer Services - 3.9%
784,574	Aramark	34,332,958
5,654,566	DraftKings, Inc.(1)(2)(3)	17,924,974
177,849	Grand Canyon Education, Inc.*	16,354,994
430,775	Hilton Worldwide Holdings, Inc.	41,767,944
556,076	Las Vegas Sands Corp.	34,387,740
189,642	Marriott Vacations Worldwide Corp.	20,847,345
375,234	McDonald’s Corp.	73,808,528
212,684	Planet Fitness, Inc. Class A*	13,539,464
64,155	Vail Resorts, Inc.	14,907,697

		267,871,644

	Diversified Financials - 2.3%
653,974	American Express Co.	76,698,071
1,589,286	APi Group Corp.*(1)(2)	15,654,464
308,657	Blackstone Group, Inc. Class A	16,408,206
1,083,984	Morgan Stanley	49,917,463

		158,678,204

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	Energy - 1.4%
487,596	Diamondback Energy, Inc.	$41,816,233
217,200	Marathon Petroleum Corp.	13,889,940
829,246	Noble Energy, Inc.	15,971,278
201,416	Phillips 66	23,529,417

		95,206,868

	Food & Staples Retailing - 2.2%
574,436	US Foods Holding Corp.*	22,787,876
1,103,243	Walmart, Inc.	129,366,274

		152,154,150

	Food, Beverage & Tobacco - 4.4%
1,527,315	Altria Group, Inc.	68,408,439
1,363,465	Coca-Cola Co.	74,213,400
1,244,598	Diageo plc	50,942,611
376,826	Lamb Weston Holdings, Inc.	29,407,501
361,959	Monster Beverage Corp.*	20,316,759
443,532	PepsiCo., Inc.	60,839,284

		304,127,994

	Health Care Equipment & Services - 9.3%
95,513	ABIOMED, Inc.*	19,826,589
496,490	Acadia Healthcare Co., Inc.*	14,889,735
324,650	Alcon, Inc.*	19,242,005
705,678	Baxter International, Inc.	54,125,503
314,971	Cerner Corp.	21,140,854
285,378	Danaher Corp.	39,330,796
73,654	DexCom, Inc.*	11,360,393
358,552	Encompass Health Corp.	22,954,499
231,139	Haemonetics Corp.*	27,905,411
217,650	Hill-Rom Holdings, Inc.	22,785,778
449,209	Hologic, Inc.*	21,701,287
288,294	Insulet Corp.*	41,894,884
39,110	Intuitive Surgical, Inc.*	21,625,874
1,054,702	Medtronic plc	114,857,048
148,341	Penumbra, Inc.*	23,136,746
198,008	Stryker Corp.	42,823,190
65,765	Teleflex, Inc.	22,847,419
294,614	UnitedHealth Group, Inc.	74,448,958
101,364	Veeva Systems, Inc. Class A*	14,376,456
61,312	WellCare Health Plans, Inc.*	18,185,139

		649,458,564

	Household & Personal Products - 0.8%
844,558	Colgate-Palmolive Co.	57,936,679

	Insurance - 5.5%
953,232	Aflac, Inc.	50,673,813
507,174	Arthur J Gallagher & Co.	46,264,412
180,901	Assurant, Inc.	22,806,189
443,897	Chubb Ltd.	67,658,781
1,491,110	CNO Financial Group, Inc.	23,335,872
349,144	Lincoln National Corp.	19,719,653
434,727	Marsh & McLennan Cos., Inc.	45,046,412
161,894	Reinsurance Group of America, Inc.	26,302,918
1,788,817	Unum Group	49,264,020
162,621	Willis Towers Watson plc	30,393,865

		381,465,935

	Materials - 3.9%
403,617	Cabot Corp.	17,593,665
338,569	Carpenter Technology Corp.	16,596,652
232,338	Celanese Corp.	28,147,749
303,235	CF Industries Holdings, Inc.	13,751,707
204,377	Eastman Chemical Co.	15,540,827
810,941	FMC Corp.	74,201,102
514,099	Linde plc	101,971,537

		267,803,239

The accompanying notes are an integral part of these financial statements.

42

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	Media & Entertainment - 6.0%
237,928	Activision Blizzard, Inc.	$13,331,106
43,214	Alphabet, Inc. Class A*	54,397,783
568,330	Cinemark Holdings, Inc.	20,800,878
981,693	Comcast Corp. Class A	43,999,480
386,086	Facebook, Inc. Class A*	73,993,382
1,862,198	Interpublic Group of Cos., Inc.	40,502,806
337,138	Ocean Outdoor Ltd.*(5)	2,604,391
2,159,890	Pinterest, Inc. Class A*(4)	54,299,635
275,025	Spotify Technology S.A.*	39,686,108
302,797	TripAdvisor, Inc.*	12,232,999
461,021	Walt Disney Co.	59,895,848

		415,744,416

	Pharmaceuticals, Biotechnology & Life Sciences - 7.0%
251,707	Agilent Technologies, Inc.	19,066,805
268,273	Alnylam Pharmaceuticals, Inc.*	23,270,000
372,192	AstraZeneca plc ADR	18,248,574
1,310,461	Elanco Animal Health, Inc.*	35,408,656
106,333	Exact Sciences Corp.*	9,250,971
129,797	Galapagos N.V.*	23,897,807
176,913	Heron Therapeutics, Inc.*(4)	3,759,401
310,423	Ionis Pharmaceuticals, Inc.*	17,296,770
963,187	Johnson & Johnson	127,179,212
741,031	Merck & Co., Inc.	64,217,746
27,584	Mettler-Toledo International, Inc.*	19,445,065
1,733,524	Pfizer, Inc.	66,515,316
162,039	Seattle Genetics, Inc.*	17,402,989
127,980	Thermo Fisher Scientific, Inc.	38,647,400

		483,606,712

	Real Estate - 4.6%
107,349	Alexandria Real Estate Equities, Inc. REIT	17,041,654
156,826	American Tower Corp. REIT	34,200,614
232,696	AvalonBay Communities, Inc. REIT	50,648,611
125,295	Boston Properties, Inc. REIT	17,190,474
13,494	Crown Castle International Corp. REIT	1,872,832
43,731	Equinix, Inc. REIT	24,785,856
679,983	Gaming and Leisure Properties, Inc. REIT	27,444,114
623,861	Highwoods Properties, Inc. REIT	29,196,695
124,114	Jones Lang LaSalle, Inc. REIT	18,185,183
227,805	Life Storage, Inc. REIT	24,812,521
239,549	Public Storage REIT	53,385,890
138,759	Simon Property Group, Inc. REIT	20,908,206
8,145	We Co. Class A(1)(2)(3)	89,633

		319,762,283

	Retailing - 6.7%
111,436	Alibaba Group Holding Ltd. ADR*	19,687,398
63,171	Amazon.com, Inc.*	112,233,389
103,167	Burlington Stores, Inc.*	19,825,602
305,275	Delivery Hero SE*(5)	14,324,323
394,041	Expedia Group, Inc.	53,849,643
127,554	Five Below, Inc.*	15,958,281
398,508	Floor & Decor Holdings, Inc. Class A*	18,263,622
128,260	Home Depot, Inc.	30,087,231
10,615	JAND, Inc. Class A(1)(2)(3)	161,985
827,482	Kohl’s Corp.	42,416,727
613,765	Lowe’s Cos., Inc.	68,502,312
944,594	TJX Cos., Inc.	54,455,844
316,327	Tory Burch LLC*(1)(2)(3)	17,552,967

		467,319,324

	Semiconductors & Semiconductor Equipment - 2.9%
1,059,117	Advanced Micro Devices, Inc.*	35,935,840
310,958	Analog Devices, Inc.	33,157,452
414,923	Ichor Holdings Ltd.*	12,078,408
844,535	Marvell Technology Group Ltd.	20,598,209

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	Semiconductors & Semiconductor Equipment - 2.9% - (continued)
1,060,393	Micron Technology, Inc.*	$50,421,687
211,643	MKS Instruments, Inc.	22,904,005
221,542	NXP Semiconductors N.V.	25,184,895

		200,280,496

	Software & Services - 8.4%
209,981	Accenture plc Class A	38,934,677
308,284	Amdocs Ltd.	20,100,117
59,854	Fair Isaac Corp.*	18,198,010
82,852	FleetCor Technologies, Inc.*	24,376,716
644,601	Genpact Ltd.	25,249,021
147,712	Global Payments, Inc.	24,989,916
638,376	GoDaddy, Inc. Class A*	41,513,591
266,193	Guidewire Software, Inc.*	30,010,599
215,197	Leidos Holdings, Inc.	18,556,437
414,269	Microsoft Corp.	59,393,747
262,742	PayPal Holdings, Inc.*	27,351,442
219,098	ServiceNow, Inc.*	54,174,172
766,130	Slack Technologies, Inc. Class A*(4)	16,854,860
317,784	Splunk, Inc.*	38,121,369
227,202	SS&C Technologies Holdings, Inc.	11,816,776
66,264	Trade Desk, Inc. Class A*	13,305,811
116,011	VeriSign, Inc.*	22,044,410
202,227	Visa, Inc. Class A	36,170,321
82,806	WEX, Inc.*	15,665,239
275,427	Workday, Inc. Class A*	44,663,242

		581,490,473

	Technology Hardware & Equipment - 3.6%
200,299	Apple, Inc.	49,826,379
195,241	CDW Corp.	24,973,276
102,309	Coherent, Inc.*	15,235,856
197,411	Itron, Inc.*	15,054,563
324,443	Lumentum Holdings, Inc.*	20,329,599
550,984	TE Connectivity Ltd.	49,313,068
898,541	Western Digital Corp.	46,409,643
125,601	Zebra Technologies Corp. Class A*	29,876,710

		251,019,094

	Telecommunication Services - 1.9%
1,659,830	AT&T, Inc.	63,886,856
514,965	T-Mobile US, Inc.*	42,567,007
413,108	Verizon Communications, Inc.	24,980,641

		131,434,504

	Transportation - 2.4%
488,145	Canadian National Railway Co.	43,659,161
439,735	CSX Corp.	30,900,178
274,101	Uber Technologies, Inc.*(4)	8,634,182
1,025,459	Uber Technologies, Inc.*(2)(3)	32,194,285
288,365	Union Pacific Corp.	47,712,873

		163,100,679

	Utilities - 3.5%
470,310	Dominion Energy, Inc.	38,824,091
643,165	Duke Energy Corp.	60,624,733
529,355	NRG Energy, Inc.	21,237,723
215,483	Sempra Energy	31,139,448
1,007,961	Southern Co.	63,158,836
579,897	UGI Corp.	27,643,690

		242,628,521

	Total Common Stocks (cost $5,893,447,125)	$6,725,851,244

The accompanying notes are an integral part of these financial statements.

43

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
CONVERTIBLE PREFERRED STOCKS - 0.8%
	Commercial & Professional Services - 0.0%
33,739	Rubicon Global Holdings LLC Series C*(1)(2)(3)	$794,553

	Consumer Services - 0.0%
10,074	Airbnb, Inc. Series E*(1)(2)(3)	1,268,216

	Diversified Financials - 0.1%
348,919	Social Finance, Inc. Series F*(1)(2)(3)	5,429,180

	Real Estate - 0.3%
674,436	WE Co. Series D1*(1)(2)(3)	9,831,254
599,094	WE Co. Series D2*(1)(2)(3)	8,732,993

		18,564,247

	Retailing - 0.2%
448,670	Coupang LLC*(1)(2)(3)	2,382,438
278,194	Honest Co., Inc. Series E*(1)(2)(3)	10,671,522
28,025	Honest Co., Inc. Series C*(1)(2)(3)	880,265
23,702	JAND, Inc. Series D*(1)(2)(3)	365,248

		14,299,473

	Software & Services - 0.2%
566,622	Essence Group Holdings Corp. Series 3*(1)(2)(3)	1,303,231
77,707	Lookout, Inc. Series F*(1)(2)(3)	549,388
95,031	MarkLogic Corp. Series F*(1)(2)(3)	924,652
47,064	Sharecare, Inc. Series B2*(1)(2)(3)	10,852,958

		13,630,229

	Total Convertible Preferred Stocks (cost $58,124,963)	$53,985,898

ESCROWS - 0.0%(6)
	Capital Goods - 0.0%
372,334	Lithium Technology Corp.*(1)(2)(3)	$3,723

	Consumer Durables & Apparel - 0.0%
83,332	One Kings Lane, Inc.*(1)(2)(3)	13,333

	Software & Services - 0.0%
143,626	Birst, Inc.*(1)(2)(3)	7,469
58,205	Veracode, Inc.*(1)(2)(3)	31,663

		39,132

	Total Escrows (cost $—)	$56,188

	Total Long-Term Investments (cost $5,951,572,088)	$6,779,893,330

SHORT-TERM INVESTMENTS - 2.5%
	Other Investment Pools & Funds - 2.1%
146,649,197	Fidelity Institutional Government Fund, Institutional Class, 1.70%(7)	$146,649,197

	Securities Lending Collateral - 0.4%
1,579,801	Citibank NA DDCA, 1.80%, 11/1/2019(7)	1,579,801
22,164,889	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(7)	22,164,889
355,561	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(7)	355,561
2,940,109	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(7)	2,940,109
4,271,614	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(7)	4,271,614

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 2.5% - (continued)
	Securities Lending Collateral - 0.4% - (continued)
284,048	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(7)	$284,048

		31,596,022

	Total Short-Term Investments (cost $178,245,219)	$178,245,219

Total Investments (cost $6,129,817,307)	100.3%	$6,958,138,549
Other Assets and Liabilities	(0.3)%	(16,501,249)

Total Net Assets	100.0%	$6,941,637,300

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2019, the aggregate fair value of these securities was $152,397,261, which represented 2.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $136,742,798 or 2.0% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
06/2015	Airbnb, Inc. Series E Convertible Preferred	10,074	$937,833	$1,268,216
03/2015	Birst, Inc.	143,626	—	7,469
11/2014	Coupang LLC Convertible Preferred	448,670	1,396,764	2,382,438
12/2014	DraftKings, Inc.	5,654,566	20,596,932	17,924,974
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	566,622	895,999	1,303,231
06/2015	HF Global, Inc.	806,800	10,846,942	13,699,464

The accompanying notes are an integral part of these financial statements.

44

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2019

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
08/2015	Honest Co., Inc. Preferred	278,194	$12,728,766	$10,671,522
08/2014	Honest Co., Inc. Series C Convertible Preferred	28,025	758,281	880,265
04/2015	JAND, Inc. Class A	10,615	121,916	161,985
04/2015	JAND, Inc. Series D Convertible Preferred	23,702	272,225	365,248
08/2015	Klarna Holding AB	4,595	503,982	1,077,403
08/2013	Lithium Technology Corp.	372,334	—	3,723
07/2014	Lookout, Inc. Series F Convertible Preferred	77,707	887,655	549,389
04/2015	MarkLogic Corp. Series F Convertible Preferred	95,031	1,103,709	924,652
01/2014	One Kings Lane, Inc.	83,332	—	13,333
09/2015	Rubicon Global Holdings LLC Series C Convertible Preferred	33,739	673,447	794,553
03/2015	Sharecare, Inc. Series B2 Convertible Preferred	47,064	11,759,882	10,852,958
09/2015	Social Finance, Inc. Series F Convertible Preferred	348,919	5,504,651	5,429,180
11/2013	Tory Burch LLC	316,327	24,792,580	17,552,967
06/2014	Uber Technologies, Inc.	1,025,459	15,907,997	32,194,285
04/2017	Veracode, Inc.	58,205	—	31,663
12/2014	We Co. Class A	8,145	135,624	89,633
12/2014	We Co. Series D1 Convertible Preferred	674,436	11,230,142	9,831,254
12/2014	We Co. Series D2 Convertible Preferred	599,094	9,975,610	8,732,993

			$131,030,937	$136,742,798

(4)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(5)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $16,928,714, representing 0.2% of net assets.

(6)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(7)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	776	12/20/2019	$117,789,040	$1,418,881

Total futures contracts				$1,418,881

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

45

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$17,545,532	$17,545,532	$—	$—
Banks	256,417,428	256,417,428	—	—
Capital Goods	415,710,939	402,011,475	—	13,699,464
Commercial & Professional Services	166,720,490	165,643,087	—	1,077,403
Consumer Durables & Apparel	278,367,076	278,367,076	—	—
Consumer Services	267,871,644	249,946,670	—	17,924,974
Diversified Financials	158,678,204	143,023,740	—	15,654,464
Energy	95,206,868	95,206,868	—	—
Food & Staples Retailing	152,154,150	152,154,150	—	—
Food, Beverage & Tobacco	304,127,994	253,185,383	50,942,611	—
Health Care Equipment & Services	649,458,564	649,458,564	—	—
Household & Personal Products	57,936,679	57,936,679	—	—
Insurance	381,465,935	381,465,935	—	—
Materials	267,803,239	267,803,239	—	—
Media & Entertainment	415,744,416	415,744,416	—	—
Pharmaceuticals, Biotechnology & Life Sciences	483,606,712	459,708,905	23,897,807	—
Real Estate	319,762,283	319,672,650	—	89,633
Retailing	467,319,324	435,280,049	14,324,323	17,714,952
Semiconductors & Semiconductor Equipment	200,280,496	200,280,496	—	—
Software & Services	581,490,473	581,490,473	—	—
Technology Hardware & Equipment	251,019,094	251,019,094	—	—
Telecommunication Services	131,434,504	131,434,504	—	—
Transportation	163,100,679	130,906,394	32,194,285	—
Utilities	242,628,521	242,628,521	—	—
Convertible Preferred Stocks	53,985,898	—	—	53,985,898
Escrows	56,188	—	—	56,188
Short-Term Investments	178,245,219	178,245,219	—	—
Futures Contracts(2)	1,418,881	1,418,881	—	—

Total	$6,959,557,430	$6,717,995,428	$121,359,026	$120,202,976

(1)

For the year ended October 31, 2019, investments valued at $62,015,157 were transferred out of Level 3 due to the expiration of trading restrictions and to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input. Investments valued at $12,120,837 were transferred into Level 3 due to the unavailability of active market pricing.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2019:

	Common Stocks	Convertible Preferred Stocks	Escrows	Total
Beginning balance	$50,975,578	$186,128,188	$85,346	$237,189,112
Purchases	2,569,647	—	—	2,569,647
Sales	(2,571,372)	(12,054,844)	(30,545)	(14,656,761)
Total realized gain/(loss)	1,778,477	4,303,873	30,544	6,112,894
Net change in unrealized appreciation/(depreciation)	6,630,621	(67,719,060)	(29,157)	(61,117,596)
Transfers into Level 3	12,120,837	—	—	12,120,837
Transfers out of Level 3	(5,342,898)	(56,672,259)	—	(62,015,157)

Ending balance	$66,160,890	$53,985,898	$56,188	$120,202,976

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at October 31, 2019 was $(57,749,271).

The accompanying notes are an integral part of these financial statements.

46

Hartford Core Equity Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1%
	Banks - 7.5%
4,381,440	Bank of America Corp.	$137,007,629
1,648,114	Fifth Third Bancorp	47,927,155
1,192,107	JP Morgan Chase & Co.	148,918,006
647,280	PNC Financial Services Group, Inc.	94,955,976

		428,808,766

	Capital Goods - 5.9%
696,157	AMETEK, Inc.	63,802,789
1,186,580	Fortune Brands Home & Security, Inc.	71,254,129
402,090	Illinois Tool Works, Inc.	67,784,332
410,590	Raytheon Co.	87,131,304
288,276	Snap-on, Inc.	46,893,857

		336,866,411

	Commercial & Professional Services - 2.7%
293,675	Equifax, Inc.	40,148,309
749,003	IHS Markit Ltd.*	52,445,190
696,183	Republic Services, Inc.	60,922,975

		153,516,474

	Consumer Durables & Apparel - 3.4%
869,109	NIKE, Inc. Class B	77,828,711
601,896	PVH Corp.	52,461,255
735,282	VF Corp.	60,506,356

		190,796,322

	Consumer Services - 2.8%
629,931	Hilton Worldwide Holdings, Inc.	61,078,110
498,173	McDonald’s Corp.	97,990,629

		159,068,739

	Diversified Financials - 2.1%
493,421	American Express Co.	57,868,415
644,393	Capital One Financial Corp.	60,089,647

		117,958,062

	Energy - 1.3%
916,738	Continental Resources, Inc.*	27,016,269
668,473	EOG Resources, Inc.	46,331,863

		73,348,132

	Food & Staples Retailing - 3.1%
288,451	Costco Wholesale Corp.	85,701,677
784,371	Walmart, Inc.	91,975,343

		177,677,020

	Food, Beverage & Tobacco - 3.4%
354,673	Constellation Brands, Inc. Class A	67,504,912
1,225,849	Kellogg Co.	77,878,187
876,344	Monster Beverage Corp.*	49,189,189

		194,572,288

	Health Care Equipment & Services - 9.9%
890,540	Abbott Laboratories	74,458,049
206,495	Anthem, Inc.	55,563,675
1,122,823	Baxter International, Inc.	86,120,524
390,644	Danaher Corp.	53,838,556
1,196,831	Hologic, Inc.*	57,818,906
357,176	Laboratory Corp. of America Holdings*	58,851,890
791,145	Medtronic plc	86,155,690
366,905	UnitedHealth Group, Inc.	92,716,893

		565,524,183

	Household & Personal Products - 3.8%
1,100,392	Colgate-Palmolive Co.	75,486,891
1,141,835	Procter & Gamble Co.	142,169,876

		217,656,767

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1% - (continued)
	Insurance - 3.4%
604,670	Allstate Corp.	$64,348,981
802,659	Athene Holding Ltd. Class A*	34,795,268
607,047	Chubb Ltd.	92,526,104

		191,670,353

	Materials - 1.8%
254,074	Ecolab, Inc.	48,799,993
417,500	PPG Industries, Inc.	52,237,600

		101,037,593

	Media & Entertainment - 5.9%
115,761	Alphabet, Inc. Class A*	145,719,947
31,725	Alphabet, Inc. Class C*	39,976,990
314,645	Facebook, Inc. Class A*	60,301,714
687,346	Walt Disney Co.	89,299,992

		335,298,643

	Pharmaceuticals, Biotechnology & Life Sciences - 5.4%
288,370	Allergan plc	50,784,841
756,900	Eli Lilly & Co.	86,248,755
995,922	Merck & Co., Inc.	86,306,601
279,333	Thermo Fisher Scientific, Inc.	84,352,979

		307,693,176

	Real Estate - 2.1%
301,909	American Tower Corp. REIT	65,840,315
403,294	Boston Properties, Inc. REIT	55,331,937

		121,172,252

	Retailing - 3.2%
39,763	Amazon.com, Inc.*	70,645,331
19,570	Booking Holdings, Inc.*	40,094,429
1,195,472	TJX Cos., Inc.	68,918,961

		179,658,721

	Semiconductors & Semiconductor Equipment - 3.0%
986,364	Micron Technology, Inc.*	46,901,608
1,565,777	ON Semiconductor Corp.*	31,941,851
393,582	QUALCOMM, Inc.	31,659,736
1,018,063	Teradyne, Inc.	62,325,817

		172,829,012

	Software & Services - 10.9%
430,112	Global Payments, Inc.	72,766,348
941,279	GoDaddy, Inc. Class A*	61,211,373
894,554	Leidos Holdings, Inc.	77,137,391
391,207	Mastercard, Inc. Class A	108,290,010
1,205,057	Microsoft Corp.	172,769,022
402,696	salesforce.com, Inc.*	63,017,897
741,388	SS&C Technologies Holdings, Inc.	38,559,590
178,161	Workday, Inc. Class A*	28,890,588

		622,642,219

	Technology Hardware & Equipment - 5.6%
727,105	Apple, Inc.	180,874,640
430,925	CDW Corp.	55,119,617
492,473	Motorola Solutions, Inc.	81,908,109

		317,902,366

	Telecommunication Services - 1.7%
1,637,283	Verizon Communications, Inc.	99,006,503

	Transportation - 1.4%
298,569	Norfolk Southern Corp.	54,339,558
785,989	Uber Technologies, Inc.*(1)	24,758,654

		79,098,212

The accompanying notes are an integral part of these financial statements.

47

Hartford Core Equity Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1% - (continued)
	Utilities - 4.8%
1,012,135	American Electric Power Co., Inc.	$95,535,423
469,453	NextEra Energy, Inc.	111,889,428
663,151	Pinnacle West Capital Corp.	62,415,772

		269,840,623

	Total Common Stocks (cost $4,229,694,472)	$5,413,642,837

SHORT-TERM INVESTMENTS - 5.0%
	Other Investment Pools & Funds - 4.5%
257,011,420	Fidelity Institutional Government Fund, Institutional Class, 1.70%(2)	$257,011,420

	Securities Lending Collateral - 0.5%
1,261,899	Citibank NA DDCA, 1.80%, 11/1/2019(2)	1,261,899
17,704,664	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(2)	17,704,664
284,012	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(2)	284,012
2,348,473	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(2)	2,348,473
3,412,040	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(2)	3,412,040
226,890	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(2)	226,890

		25,237,978

	Total Short-Term Investments (cost $282,249,398)	$282,249,398

Total Investments (cost $4,511,943,870)	100.1%	$5,695,892,235
Other Assets and Liabilities	(0.1)%	(3,981,477)

Total Net Assets	100.0%	$5,691,910,758

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	845	12/20/2019	$128,262,550	$1,593,093

Total futures contracts				$1,593,093

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

48

Hartford Core Equity Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$428,808,766	$428,808,766	$—	$—
Capital Goods	336,866,411	336,866,411	—	—
Commercial & Professional Services	153,516,474	153,516,474	—	—
Consumer Durables & Apparel	190,796,322	190,796,322	—	—
Consumer Services	159,068,739	159,068,739	—	—
Diversified Financials	117,958,062	117,958,062	—	—
Energy	73,348,132	73,348,132	—	—
Food & Staples Retailing	177,677,020	177,677,020	—	—
Food, Beverage & Tobacco	194,572,288	194,572,288	—	—
Health Care Equipment & Services	565,524,183	565,524,183	—	—
Household & Personal Products	217,656,767	217,656,767	—	—
Insurance	191,670,353	191,670,353	—	—
Materials	101,037,593	101,037,593	—	—
Media & Entertainment	335,298,643	335,298,643	—	—
Pharmaceuticals, Biotechnology & Life Sciences	307,693,176	307,693,176	—	—
Real Estate	121,172,252	121,172,252	—	—
Retailing	179,658,721	179,658,721	—	—
Semiconductors & Semiconductor Equipment	172,829,012	172,829,012	—	—
Software & Services	622,642,219	622,642,219	—	—
Technology Hardware & Equipment	317,902,366	317,902,366	—	—
Telecommunication Services	99,006,503	99,006,503	—	—
Transportation	79,098,212	79,098,212	—	—
Utilities	269,840,623	269,840,623	—	—
Short-Term Investments	282,249,398	282,249,398	—	—
Futures Contracts(2)	1,593,093	1,593,093	—	—

Total	$5,697,485,328	$5,697,485,328	$—	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

49

The Hartford Dividend and Growth Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2%
	Automobiles & Components - 0.5%
556,087	Autoliv, Inc.	$43,285,812

	Banks - 9.4%
10,707,576	Bank of America Corp.	334,825,901
1,142,657	Bank of Nova Scotia	65,508,526
2,727,643	JP Morgan Chase & Co.	340,737,164
757,636	PNC Financial Services Group, Inc.	111,145,201

		852,216,792

	Capital Goods - 6.9%
724,246	Deere & Co.	126,120,198
896,000	Eaton Corp. plc	78,050,560
533,832	General Dynamics Corp.	94,381,498
1,583,466	Johnson Controls International plc	68,611,582
181,966	Lockheed Martin Corp.	68,542,953
306,858	Raytheon Co.	65,118,336
846,927	United Technologies Corp.	121,601,779

		622,426,906

	Consumer Services - 0.9%
824,544	Hilton Worldwide Holdings, Inc.	79,947,786

	Diversified Financials - 4.1%
749,754	American Express Co.	87,931,149
160,493	BlackRock, Inc.	74,099,618
552,774	Charles Schwab Corp.	22,503,430
999,224	Intercontinental Exchange, Inc.	94,246,808
941,656	Northern Trust Corp.	93,864,270

		372,645,275

	Energy - 7.1%
429,848	BP plc ADR	16,295,538
1,711,517	Chevron Corp.	198,775,584
1,396,562	ConocoPhillips	77,090,223
6,407,362	Encana Corp.(1)	25,180,933
492,262	Exxon Mobil Corp.	33,262,143
831,928	Hess Corp.	54,699,266
697,278	Marathon Petroleum Corp.	44,590,928
2,368,101	Noble Energy, Inc.	45,609,625
2,875,893	Suncor Energy, Inc.	85,385,263
1,230,221	Total S.A. ADR	64,746,531

		645,636,034

	Food & Staples Retailing - 2.0%
1,194,280	Sysco Corp.	95,387,144
719,823	Walmart, Inc.	84,406,445

		179,793,589

	Food, Beverage & Tobacco - 3.5%
2,344,017	Coca-Cola Co.	127,584,846
1,194,657	Kellogg Co.	75,896,559
789,189	PepsiCo., Inc.	108,253,055

		311,734,460

	Health Care Equipment & Services - 5.9%
714,908	Abbott Laboratories	59,773,458
1,489,750	CVS Health Corp.	98,904,503
278,008	HCA Healthcare, Inc.	37,125,188
1,464,732	Medtronic plc	159,509,315
662,685	UnitedHealth Group, Inc.	167,460,499
105,614	Universal Health Services, Inc. Class B	14,517,700

		537,290,663

	Household & Personal Products - 0.4%
594,800	Unilever N.V.	35,235,952

	Insurance - 6.3%
1,735,738	American International Group, Inc.	91,924,684
300,785	Arthur J Gallagher & Co.	27,437,608
1,137,602	Chubb Ltd.	173,393,297

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	Insurance - 6.3% - (continued)
479,509	Marsh & McLennan Cos., Inc.	$49,686,722
1,342,670	Principal Financial Group, Inc.	71,671,725
1,732,349	Prudential Financial, Inc.	157,886,288

		572,000,324

	Materials - 3.7%
490,993	Celanese Corp.	59,483,802
530,153	DuPont de Nemours, Inc.	34,942,384
839,416	FMC Corp.	76,806,564
1,937,688	International Paper Co.	84,638,212
679,903	Livent Corp.*	4,664,135
624,884	PPG Industries, Inc.	78,185,486

		338,720,583

	Media & Entertainment - 5.6%
215,876	Alphabet, Inc. Class A*	271,744,709
5,296,400	Comcast Corp. Class A	237,384,648

		509,129,357

	Pharmaceuticals, Biotechnology & Life Sciences - 9.4%
1,084,077	Agilent Technologies, Inc.	82,118,833
2,952,821	AstraZeneca plc ADR	144,776,814
1,721,517	Bristol-Myers Squibb Co.	98,763,430
978,531	Eli Lilly & Co.	111,503,607
1,459,741	Merck & Co., Inc.	126,501,155
1,061,487	Novartis AG ADR	92,816,423
4,919,199	Pfizer, Inc.	188,749,666

		845,229,928

	Real Estate - 2.8%
352,886	American Tower Corp. REIT	76,957,379
397,229	Boston Properties, Inc. REIT	54,499,819
58,385	Essex Property Trust, Inc. REIT	19,099,485
1,066,990	Host Hotels & Resorts, Inc. REIT	17,487,966
545,053	Simon Property Group, Inc. REIT	82,128,586

		250,173,235

	Retailing - 3.8%
345,526	Expedia Group, Inc.	47,219,583
524,044	Home Depot, Inc.	122,930,242
807,438	Lowe’s Cos., Inc.	90,118,155
1,363,402	TJX Cos., Inc.	78,600,125

		338,868,105

	Semiconductors & Semiconductor Equipment - 2.5%
2,401,611	Intel Corp.	135,763,070
276,032	KLA Corp.	46,660,449
914,099	Micron Technology, Inc.*	43,465,408

		225,888,927

	Software & Services - 6.2%
218,111	Accenture plc Class A	40,442,142
543,040	International Business Machines Corp.	72,620,739
3,135,423	Microsoft Corp.	449,525,595

		562,588,476

	Technology Hardware & Equipment - 4.7%
491,954	Apple, Inc.	122,378,477
2,584,972	Cisco Systems, Inc.	122,812,020
3,176,251	HP, Inc.	55,171,480
739,852	Motorola Solutions, Inc.	123,052,184

		423,414,161

	Telecommunication Services - 4.3%
2,062,764	AT&T, Inc.	79,395,786
5,150,816	Verizon Communications, Inc.	311,469,844

		390,865,630

The accompanying notes are an integral part of these financial statements.

50

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	Transportation - 1.9%
1,155,507	Delta Air Lines, Inc.	$63,645,325
640,080	Union Pacific Corp.	105,907,637

		169,552,962

	Utilities - 4.3%
1,530,643	Dominion Energy, Inc.	126,354,580
536,076	Edison International	33,719,180
2,329,572	Exelon Corp.	105,972,230
506,323	NextEra Energy, Inc.	120,677,024

		386,723,014

	Total Common Stocks (cost $6,082,740,136)	$8,693,367,971

SHORT-TERM INVESTMENTS - 3.7%
	Other Investment Pools & Funds - 3.6%
332,438,620	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 1.73%(2)	$332,438,620

	Securities Lending Collateral - 0.1%
227,100	Citibank NA DDCA, 1.80%, 11/1/2019(2)	227,100
3,186,253	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(2)	3,186,253
51,113	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(2)	51,113
422,647	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(2)	422,647
614,054	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(2)	614,054
40,833	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(2)	40,833

		4,542,000

	Total Short-Term Investments (cost $336,980,620)	$336,980,620

Total Investments (cost $6,419,720,756)	99.9%	$9,030,348,591
Other Assets and Liabilities	0.1%	12,970,860

Total Net Assets	100.0%	$9,043,319,451

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

51

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$43,285,812	$43,285,812	$—	$—
Banks	852,216,792	852,216,792	—	—
Capital Goods	622,426,906	622,426,906	—	—
Consumer Services	79,947,786	79,947,786	—	—
Diversified Financials	372,645,275	372,645,275	—	—
Energy	645,636,034	645,636,034	—	—
Food & Staples Retailing	179,793,589	179,793,589	—	—
Food, Beverage & Tobacco	311,734,460	311,734,460	—	—
Health Care Equipment & Services	537,290,663	537,290,663	—	—
Household & Personal Products	35,235,952	35,235,952	—	—
Insurance	572,000,324	572,000,324	—	—
Materials	338,720,583	338,720,583	—	—
Media & Entertainment	509,129,357	509,129,357	—	—
Pharmaceuticals, Biotechnology & Life Sciences	845,229,928	845,229,928	—	—
Real Estate	250,173,235	250,173,235	—	—
Retailing	338,868,105	338,868,105	—	—
Semiconductors & Semiconductor Equipment	225,888,927	225,888,927	—	—
Software & Services	562,588,476	562,588,476	—	—
Technology Hardware & Equipment	423,414,161	423,414,161	—	—
Telecommunication Services	390,865,630	390,865,630	—	—
Transportation	169,552,962	169,552,962	—	—
Utilities	386,723,014	386,723,014	—	—
Short-Term Investments	336,980,620	336,980,620	—	—

Total	$9,030,348,591	$9,030,348,591	$—	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

52

The Hartford Equity Income Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9%
	Automobiles & Components - 0.6%
188,231	Cie Generale des Etablissements Michelin SCA	$22,918,478

	Banks - 12.8%
4,439,311	Bank of America Corp.	138,817,255
654,873	BB&T Corp.	34,741,013
1,433,202	JP Morgan Chase & Co.	179,035,594
323,366	M&T Bank Corp.	50,616,480
526,648	PNC Financial Services Group, Inc.	77,259,261
747,808	U.S. Bancorp	42,640,012

		523,109,615

	Capital Goods - 10.0%
4,338,782	BAE Systems plc	32,409,447
318,901	Caterpillar, Inc.	43,944,558
386,587	Deere & Co.	67,320,260
707,674	Eaton Corp. plc	61,645,482
245,545	Honeywell International, Inc.	42,412,988
125,354	Ingersoll-Rand plc	15,906,169
189,907	Lockheed Martin Corp.	71,534,169
153,363	Raytheon Co.	32,545,162
288,442	United Technologies Corp.	41,414,502

		409,132,737

	Diversified Financials - 0.5%
45,195	BlackRock, Inc.	20,866,532

	Energy - 8.6%
661,301	Chevron Corp.	76,803,498
1,135,747	Exxon Mobil Corp.	76,742,425
1,835,900	Kinder Morgan, Inc.	36,681,282
200,522	Phillips 66	23,424,980
2,653,033	Suncor Energy, Inc.	78,768,550
1,127,461	TC Energy Corp.	56,831,019

		349,251,754

	Food & Staples Retailing - 1.5%
380,152	Sysco Corp.	30,362,740
264,877	Walmart, Inc.	31,059,477

		61,422,217

	Food, Beverage & Tobacco - 6.2%
1,061,672	Archer-Daniels-Midland Co.	44,632,691
386,160	Coca-Cola Co.	21,018,689
924,898	Mondelez International, Inc. Class A	48,510,900
290,397	Nestle S.A.	31,067,052
280,428	PepsiCo., Inc.	38,466,309
851,314	Philip Morris International, Inc.	69,331,012

		253,026,653

	Health Care Equipment & Services - 6.0%
1,270,454	Koninklijke Philips N.V.	55,739,988
761,773	Medtronic plc	82,957,080
420,590	UnitedHealth Group, Inc.	106,283,093

		244,980,161

	Household & Personal Products - 1.9%
1,327,907	Unilever N.V.	78,665,211

	Insurance - 7.2%
687,494	American International Group, Inc.	36,409,682
270,212	Chubb Ltd.	41,185,713
380,127	Marsh & McLennan Cos., Inc.	39,388,760
1,544,557	MetLife, Inc.	72,269,822
509,359	Principal Financial Group, Inc.	27,189,584
643,996	Progressive Corp.	44,886,521
238,403	Travelers Cos., Inc.	31,245,097

		292,575,179

	Materials - 2.5%
379,921	Celanese Corp.	46,027,429

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Materials - 2.5% - (continued)
584,116	Dow, Inc.	$29,492,017
561,946	Nutrien Ltd.	26,855,399

		102,374,845

	Media & Entertainment - 2.7%
2,428,156	Comcast Corp. Class A	108,829,952

	Pharmaceuticals, Biotechnology & Life Sciences - 10.8%
957,176	AstraZeneca plc ADR	46,930,339
729,380	Bristol-Myers Squibb Co.	41,844,531
470,517	Eli Lilly & Co.	53,615,412
538,641	Johnson & Johnson	71,122,158
254,223	Merck & Co., Inc.	22,030,965
564,887	Novartis AG	49,357,113
2,607,040	Pfizer, Inc.	100,032,125
181,646	Roche Holding AG	54,667,417

		439,600,060

	Real Estate - 2.2%
637,842	Crown Castle International Corp. REIT	88,526,091

	Retailing - 2.6%
339,540	Home Depot, Inc.	79,649,293
233,073	Lowe’s Cos., Inc.	26,013,278

		105,662,571

	Semiconductors & Semiconductor Equipment - 4.8%
483,731	Analog Devices, Inc.	51,580,237
1,405,755	Intel Corp.	79,467,330
244,860	KLA Corp.	41,391,134
380,754	Maxim Integrated Products, Inc.	22,335,030

		194,773,731

	Technology Hardware & Equipment - 4.5%
2,328,909	Cisco Systems, Inc.	110,646,467
1,268,350	Corning, Inc.	37,581,210
420,552	TE Connectivity Ltd.	37,639,404

		185,867,081

	Telecommunication Services - 3.3%
474,495	BCE, Inc.	22,508,881
1,846,831	Verizon Communications, Inc.	111,677,871

		134,186,752

	Transportation - 1.4%
336,527	Union Pacific Corp.	55,681,757

	Utilities - 7.8%
518,064	American Electric Power Co., Inc.	48,900,061
711,980	Dominion Energy, Inc.	58,773,949
271,256	Duke Energy Corp.	25,568,591
577,436	Eversource Energy	48,354,491
178,911	Exelon Corp.	8,138,661
163,576	NextEra Energy, Inc.	38,986,704
370,861	Sempra Energy	53,593,123
753,093	UGI Corp.	35,899,943

		318,215,523

	Total Common Stocks (cost $3,101,471,619)	$3,989,666,900

The accompanying notes are an integral part of these financial statements.

53

The Hartford Equity Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 2.1%
	Other Investment Pools & Funds - 2.1%
84,795,511	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(1)	$84,795,511

	Total Short-Term Investments (cost $84,795,511)	$84,795,511

Total Investments (cost $3,186,267,130)	100.0%	$4,074,462,411
Other Assets and Liabilities	0.0%	1,147,294

Total Net Assets	100.0%	$4,075,609,705

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$22,918,478	$—	$22,918,478	$—
Banks	523,109,615	523,109,615	—	—
Capital Goods	409,132,737	376,723,290	32,409,447	—
Diversified Financials	20,866,532	20,866,532	—	—
Energy	349,251,754	349,251,754	—	—
Food & Staples Retailing	61,422,217	61,422,217	—	—
Food, Beverage & Tobacco	253,026,653	221,959,601	31,067,052	—
Health Care Equipment & Services	244,980,161	189,240,173	55,739,988	—
Household & Personal Products	78,665,211	78,665,211	—	—
Insurance	292,575,179	292,575,179	—	—
Materials	102,374,845	102,374,845	—	—
Media & Entertainment	108,829,952	108,829,952	—	—
Pharmaceuticals, Biotechnology & Life Sciences	439,600,060	335,575,530	104,024,530	—
Real Estate	88,526,091	88,526,091	—	—
Retailing	105,662,571	105,662,571	—	—
Semiconductors & Semiconductor Equipment	194,773,731	194,773,731	—	—
Technology Hardware & Equipment	185,867,081	185,867,081	—	—
Telecommunication Services	134,186,752	134,186,752	—	—
Transportation	55,681,757	55,681,757	—	—
Utilities	318,215,523	318,215,523	—	—
Short-Term Investments	84,795,511	84,795,511	—	—

Total	$4,074,462,411	$3,828,302,916	$246,159,495	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

54

The Hartford Growth Opportunities Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9%
	Capital Goods - 5.4%
498,453	Dover Corp.	$51,784,282
607,813	Ingersoll-Rand plc	77,125,392
323,406	L3Harris Technologies, Inc.	66,721,892
278,754	Raytheon Co.	59,154,386

		254,785,952

	Commercial & Professional Services - 1.5%
634,250	Copart, Inc.*	52,414,420
63,425	Klarna Holding AB(1)(2)(3)	14,871,444
569,183	Landscape Acquisition Holdings Ltd.*	5,008,810

		72,294,674

	Consumer Durables & Apparel - 4.8%
1,435,454	Lennar Corp. Class A	85,553,058
1,348,856	Peloton Interactive, Inc. Class A*(4)	32,197,193
312,179	Roku, Inc.*	45,952,749
1,420,320	Under Armour, Inc. Class A*	29,329,608
1,858,721	Under Armour, Inc. Class C*	34,386,338

		227,418,946

	Consumer Services - 5.3%
4,858,252	DraftKings, Inc.(1)(2)(3)	15,400,659
607,211	Grand Canyon Education, Inc.*	55,839,124
663,851	Marriott Vacations Worldwide Corp.	72,977,140
709,476	Planet Fitness, Inc. Class A*	45,165,242
1,500,000	Target Hospitality Corp.*(4)	8,310,000
218,217	Vail Resorts, Inc.	50,707,084

		248,399,249

	Diversified Financials - 4.5%
984,589	American Express Co.	115,472,598
4,025,679	APi Group Corp.*(1)(2)	39,652,938
1,052,020	Blackstone Group, Inc. Class A	55,925,383

		211,050,919

	Food, Beverage & Tobacco - 3.1%
1,289,067	Lamb Weston Holdings, Inc.	100,598,789
786,901	Monster Beverage Corp.*	44,168,753

		144,767,542

	Health Care Equipment & Services - 8.9%
265,571	ABIOMED, Inc.*	55,127,228
249,157	DexCom, Inc.*	38,429,976
808,562	Haemonetics Corp.*	97,617,690
1,037,656	Insulet Corp.*	150,792,170
500,965	Penumbra, Inc.*	78,135,511

		420,102,575

	Media & Entertainment - 12.0%
852,439	Activision Blizzard, Inc.	47,762,157
381,049	Facebook, Inc. Class A*	73,028,041
1,247,687	Ocean Outdoor Ltd.*(4)(5)	9,638,382
5,210,008	Pinterest, Inc. Class A*	130,979,601
923,588	Spotify Technology S.A.*	133,273,749
993,627	TripAdvisor, Inc.*	40,142,531
1,009,746	Walt Disney Co.	131,186,200

		566,010,661

	Pharmaceuticals, Biotechnology & Life Sciences - 11.4%
236,736	Ascendis Pharma A/S ADR*	26,178,267
1,318,838	AstraZeneca plc ADR	64,662,627
110,878	Biogen, Inc.*	33,120,367
124,095	Bluebird Bio, Inc.*	10,051,695
2,660,639	Elanco Animal Health, Inc.*	71,890,466
357,257	Exact Sciences Corp.*	31,081,359
451,725	Galapagos N.V.*	83,170,157
39,452	Galapagos N.V. ADR*(4)	7,257,984
473,555	Ionis Pharmaceuticals, Inc.*	26,386,485

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 11.4% - (continued)
156,958	Sage Therapeutics, Inc.*	$21,291,353
283,448	Seattle Genetics, Inc.*	30,442,315
443,724	Thermo Fisher Scientific, Inc.	133,995,773

		539,528,848

	Real Estate - 0.1%
46,014	Crown Castle International Corp. REIT	6,386,283
29,564	We Co. Class A(1)(2)(3)	325,411

		6,711,694

	Retailing - 13.1%
207,348	Amazon.com, Inc.*	368,386,898
358,618	Burlington Stores, Inc.*	68,915,621
441,602	Five Below, Inc.*	55,248,826
1,373,152	Floor & Decor Holdings, Inc. Class A*	62,931,556
123,196	JAND, Inc. Class A(1)(2)(3)	1,879,971
448,468	Lowe’s Cos., Inc.	50,053,514
171,581	Tory Burch LLC*(1)(2)(3)	9,521,028

		616,937,414

	Semiconductors & Semiconductor Equipment - 4.1%
3,604,587	Advanced Micro Devices, Inc.*	122,303,637
2,840,331	Marvell Technology Group Ltd.	69,275,673

		191,579,310

	Software & Services - 19.1%
695,628	2U, Inc.*	12,469,132
250,700	DocuSign, Inc.*	16,593,833
204,164	Fair Isaac Corp.*	62,074,022
1,206,857	GoDaddy, Inc. Class A*	78,481,911
922,561	Guidewire Software, Inc.*	104,009,527
910,364	PayPal Holdings, Inc.*	94,768,892
454,512	ServiceNow, Inc.*	112,382,637
2,155,915	Slack Technologies, Inc. Class A*(4)	47,430,130
1,120,622	Splunk, Inc.*	134,429,815
260,377	Trade Desk, Inc. Class A*	52,283,702
918,433	Workday, Inc. Class A*	148,933,095
513,913	Zoom Video Communications, Inc. Class A*(4)	35,917,380

		899,774,076

	Technology Hardware & Equipment - 3.1%
867,534	Western Digital Corp.	44,808,131
424,281	Zebra Technologies Corp. Class A*	100,923,722

		145,731,853

	Transportation - 1.5%
466,576	Uber Technologies, Inc.*(4)	14,697,144
1,815,430	Uber Technologies, Inc.*(2)(3)	56,995,425

		71,692,569

	Total Common Stocks (cost $4,048,279,709)	$4,616,786,282

CONVERTIBLE PREFERRED STOCKS - 1.8%
	Commercial & Professional Services - 0.2%
470,535	Rubicon Global Holdings LLC Series C*(1)(2)(3)	$11,081,099

	Real Estate - 0.2%
404,267	WE Co. Series D1*(1)(2)(3)	5,893,000
317,638	WE Co. Series D2*(1)(2)(3)	4,630,204

		10,523,204

	Retailing - 0.8%
4,434,460	Coupang LLC*(1)(2)(3)	23,546,983
272,032	Honest Co., Inc. Series C(1)(2)(3)	8,816,557
275,096	JAND, Inc. Series D*(1)(2)(3)	4,239,229

		36,602,769

The accompanying notes are an integral part of these financial statements.

55

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
CONVERTIBLE PREFERRED STOCKS - 1.8% - (continued)
	Software & Services - 0.6%
5,668,755	Essence Group Holdings Corp. Series 3*(1)(2)(3)	$13,038,137
743,470	Lookout, Inc. Series F*(1)(2)(3)	5,256,333
1,078,374	MarkLogic Corp. Series F*(1)(2)(3)	10,492,579

		28,787,049

	Total Convertible Preferred Stocks (cost $75,631,055)	$86,994,121

ESCROWS - 0.0%(6)
	Capital Goods - 0.0%
4,106,956	Lithium Technology Corp.*(1)(2)(3)	$41,069

	Consumer Durables & Apparel - 0.0%
923,832	One Kings Lane, Inc.*(1)(2)(3)	147,813

	Software & Services - 0.0%
1,526,069	Birst, Inc.*(1)(2)(3)	79,356
566,228	Veracode, Inc.*(1)(2)(3)	308,028

		387,384

	Total Escrows (cost $—)	$576,266

WARRANTS - 0.0%
	Commercial & Professional Services - 0.0%
1,609,100	Landscape Acquisition Holdings Ltd. Expires 11/23/22*	$80,455

	Consumer Services - 0.0%
500,000	Target Hospitality Corp. Expires 3/15/24*	363,250

	Total Warrants (cost $691,556)	$443,705

	Total Long-Term Investments (cost $4,124,602,320)	$4,704,800,374

SHORT-TERM INVESTMENTS - 2.8%
	Other Investment Pools & Funds - 0.6%
25,547,988	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(7)	$25,547,988

	Securities Lending Collateral - 2.2%
5,214,168	Citibank NA DDCA, 1.80%, 11/1/2019(7)	5,214,168
73,155,693	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(7)	73,155,693
1,173,538	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(7)	1,173,538
9,703,893	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(7)	9,703,893
14,098,553	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(7)	14,098,553
937,508	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(7)	937,508

		104,283,353

	Total Short-Term Investments (cost $129,831,341)	$129,831,341

Total Investments (cost $4,254,433,661)	102.5%	$4,834,631,715
Other Assets and Liabilities	(2.5)%	(112,294,006)

Total Net Assets	100.0%	$4,722,337,709

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2019, the aggregate fair value of these securities was $226,217,263, which represented 4.8% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $186,564,325 or 4.0% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
03/2015	Birst, Inc.	1,526,069	$—	$79,356
11/2014	Coupang LLC Convertible Preferred	4,434,460	13,805,010	23,546,983
02/2014	DraftKings, Inc.	4,858,252	7,040,846	15,400,659
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	5,668,755	8,964,002	13,038,137
08/2014	Honest Co., Inc. Series C Convertible Preferred	272,032	7,360,452	8,816,557
04/2015	JAND, Inc. Class A	123,196	1,414,943	1,879,971
04/2015	JAND, Inc. Series D Convertible Preferred	275,096	3,159,560	4,239,229
08/2015	Klarna Holding AB	63,425	6,956,489	14,871,444
08/2013	Lithium Technology Corp.	4,106,956	—	41,069
07/2014	Lookout, Inc. Series F Convertible Preferred	743,470	8,492,732	5,256,333
04/2015	MarkLogic Corp. Series F Convertible Preferred	1,078,374	12,524,451	10,492,579
08/2014	One Kings Lane, Inc.	923,832	—	147,813
09/2015	Rubicon Global Holdings LLC Series C Convertible Preferred	470,535	9,392,114	11,081,099
11/2013	Tory Burch LLC	171,581	13,447,917	9,521,028
06/2014	Uber Technologies, Inc.	1,815,430	28,162,857	56,995,425
08/2014	Veracode, Inc.	566,228	—	308,028
12/2014	We Co. Class A	29,564	492,275	325,411
12/2014	We Co. Series D1 Convertible Preferred	404,267	6,731,515	5,893,000
12/2014	We Co. Series D2 Convertible Preferred	317,638	5,289,041	4,630,204

			$133,234,204	$186,564,325

The accompanying notes are an integral part of these financial statements.

56

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2019

(4)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(5)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of this security was $9,638,382, representing 0.2% of net assets.

(6)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(7)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Capital Goods	$254,785,952	$254,785,952	$—	$—
Commercial & Professional Services	72,294,674	57,423,230	—	14,871,444
Consumer Durables & Apparel	227,418,946	227,418,946	—	—
Consumer Services	248,399,249	232,998,590	—	15,400,659
Diversified Financials	211,050,919	171,397,981	—	39,652,938
Food, Beverage & Tobacco	144,767,542	144,767,542	—	—
Health Care Equipment & Services	420,102,575	420,102,575	—	—
Media & Entertainment	566,010,661	566,010,661	—	—
Pharmaceuticals, Biotechnology & Life Sciences	539,528,848	456,358,691	83,170,157	—
Real Estate	6,711,694	6,386,283	—	325,411
Retailing	616,937,414	605,536,415	—	11,400,999
Semiconductors & Semiconductor Equipment	191,579,310	191,579,310	—	—
Software & Services	899,774,076	899,774,076	—	—
Technology Hardware & Equipment	145,731,853	145,731,853	—	—
Transportation	71,692,569	14,697,144	56,995,425	—
Convertible Preferred Stocks	86,994,121	—	—	86,994,121
Escrows	576,266	—	—	576,266
Warrants	443,705	443,705	—	—
Short-Term Investments	129,831,341	129,831,341	—	—

Total	$4,834,631,715	$4,525,244,295	$140,165,582	$169,221,838

(1)

For the year ended October 31, 2019, investments valued at $106,117,102 were transferred out of Level 3 due to the expiration of trading restrictions and to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input. Investments valued at $30,297,400 were transferred into Level 3 due to the unavailability of active market pricing.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2019:

	Common Stocks	Convertible Preferred Stocks	Escrows	Total
Beginning balance	$52,310,661	$206,721,740	$892,602	$259,925,003
Purchases	6,968,802	—	—	6,968,802
Sales	—	—	(330,953)	(330,953)
Total realized gain/(loss)	—	—	330,953	330,953
Net change in unrealized appreciation/(depreciation)	11,833,539	(33,369,468)	(316,336)	(21,852,265)
Transfers into Level 3	30,297,400	—	—	30,297,400
Transfers out of Level 3	(19,758,951)	(86,358,151)	—	(106,117,102)

Ending balance	$81,651,451	$86,994,121	$576,266	$169,221,838

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2019 was $(21,554,406).

The accompanying notes are an integral part of these financial statements.

57

The Hartford Healthcare Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.1%
	Biotechnology - 23.0%
106,121	Aimmune Therapeutics, Inc.*	$2,952,286
715,633	Alkermes plc*	13,976,312
143,139	Alnylam Pharmaceuticals, Inc.*	12,415,877
133,112	Apellis Pharmaceuticals, Inc.*	3,912,162
155,548	Arena Pharmaceuticals, Inc.*	7,577,521
181,276	Assembly Biosciences, Inc.*	2,992,867
155,295	Audentes Therapeutics, Inc.*	4,177,435
135,359	Bluebird Bio, Inc.*	10,964,079
277,542	Coherus Biosciences, Inc.*	4,820,905
77,471	Cyclerion Therapeutics, Inc.*	185,156
590,424	Forty Seven, Inc.*	4,079,830
368,893	G1 Therapeutics, Inc.*	7,827,909
37,992	Galapagos N.V.*	6,994,965
59,160	Genmab A/S*	12,926,139
218,107	Genus plc	8,194,554
211,410	Global Blood Therapeutics, Inc.*	10,137,109
434,966	GlycoMimetics, Inc.*(1)	2,296,620
217,064	Heron Therapeutics, Inc.*	4,612,610
105,093	Incyte Corp.*	8,819,405
829,918	Ironwood Pharmaceuticals, Inc.*(1)	8,332,377
72,303	Madrigal Pharmaceuticals, Inc.*(1)	6,682,966
413,857	Medicines Co.*(1)	21,723,354
773,601	Momenta Pharmaceuticals, Inc.*	11,975,343
292,240	Myovant Sciences Ltd.*	1,595,630
96,725	ObsEva S.A.*	746,717
414,306	PhaseBio Pharmaceuticals, Inc.*(1)	1,702,798
525,961	Portola Pharmaceuticals, Inc.*	15,205,532
146,105	Radius Health, Inc.*	4,155,226
1,515,945	Rigel Pharmaceuticals, Inc.*	3,107,687
266,802	Seattle Genetics, Inc.*	28,654,535
578,601	Syndax Pharmaceuticals, Inc.*	3,888,199
88,063	Ultragenyx Pharmaceutical, Inc.*	3,534,849
190,604	UroGen Pharma Ltd.*(1)	4,313,369
181,047	Vertex Pharmaceuticals, Inc.*	35,391,068
255,204	Zai Lab Ltd. ADR*	8,623,343
87,928	Zealand Pharma A/S ADR*(1)	2,590,359

		292,087,093

	Health Care Distributors - 0.5%
1,794,000	Sinopharm Group Co., Ltd. Class H	6,424,759

	Health Care Equipment - 23.8%
747,164	Abbott Laboratories	62,470,382
242,099	AtriCure, Inc.*	6,437,413
232,462	Baxter International, Inc.	17,829,835
2,700	Becton Dickinson and Co.	691,200
1,047,630	Boston Scientific Corp.*	43,686,171
265,706	Danaher Corp.	36,619,601
108,519	Edwards Lifesciences Corp.*	25,868,759
61,185	Hill-Rom Holdings, Inc.	6,405,458
90,991	iRhythm Technologies, Inc.*	6,080,019
524,819	Medtronic plc	57,152,789
197,222	NuVasive, Inc.*	13,912,040
377,207	Smith & Nephew plc	8,097,280
123,458	Zimmer Biomet Holdings, Inc.	17,065,599

		302,316,546

	Health Care Facilities - 4.6%
325,497	Acadia Healthcare Co., Inc.*	9,761,655
199,725	Encompass Health Corp.	12,786,395
199,967	HCA Healthcare, Inc.	26,703,593
329,604	NMC Health plc(1)	9,343,173

		58,594,816

	Health Care Services - 0.5%
50,380	Amedisys, Inc.*	6,474,838

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.1% - (continued)
	Health Care Supplies - 0.5%
20,046	Alcon, Inc.*	$1,185,483
195,200	Asahi Intecc Co., Ltd.	5,371,004

		6,556,487

	Health Care Technology - 1.5%
6,100	Health Catalyst, Inc.	196,176
338,264	HMS Holdings Corp.*	11,057,850
10,400	Phreesia, Inc.*(1)	308,152
99,671	Teladoc Health, Inc.*(1)	7,634,799

		19,196,977

	Life Sciences Tools & Services - 6.1%
38,240	Bio-Techne Corp.	7,960,421
46,463	ICON plc*	6,825,415
28,453	Tecan Group AG	6,731,388
160,148	Thermo Fisher Scientific, Inc.	48,361,493
596,245	WuXi AppTec Co., Ltd. Class H(2)	7,188,758

		77,067,475

	Managed Health Care - 10.7%
175,839	Anthem, Inc.	47,314,758
65,994	Humana, Inc.	19,415,435
44,980	Molina Healthcare, Inc.*	5,291,447
277,200	Progyny, Inc.*	4,554,396
154,631	UnitedHealth Group, Inc.	39,075,254
67,548	WellCare Health Plans, Inc.*	20,034,737

		135,686,027

	Pharmaceuticals - 26.9%
567,781	Amneal Pharmaceuticals, Inc.*	1,748,766
801,191	AstraZeneca plc ADR	39,282,395
1,010,607	Bristol-Myers Squibb Co.	57,978,524
96,330	Chugai Pharmaceutical Co., Ltd.	8,106,725
205,075	Daiichi Sankyo Co., Ltd.	13,484,458
212,175	Dermira, Inc.*	1,419,451
237,795	Eisai Co., Ltd.	17,213,739
168,864	Elanco Animal Health, Inc.*	4,562,705
391,786	Eli Lilly & Co.	44,644,015
53,156	Hikma Pharmaceuticals plc	1,384,330
108,050	Hutchison China MediTech Ltd. ADR*	2,042,145
166,643	Laboratorios Farmaceuticos Rovi S.A.	4,107,437
906,244	MediWound Ltd.*	2,655,295
630,709	Mylan N.V.*	12,078,077
163,537	MyoKardia, Inc.*	9,375,576
95,941	Novartis AG	8,382,864
287,605	Odonate Therapeutics, Inc.*	9,134,335
306,845	Ono Pharmaceutical Co., Ltd.	5,779,995
1,580,958	Pfizer, Inc.	60,661,358
291,906	Revance Therapeutics, Inc.*	4,571,248
137,400	Satsuma Pharmaceuticals, Inc.*	1,618,572
82,970	Takeda Pharmaceutical Co., Ltd.	2,997,959
379,240	Teva Pharmaceutical Industries Ltd. ADR*	3,090,806
200,600	Theravance Biopharma, Inc.*	3,233,672
237,642	Tricida, Inc.*	8,890,187
119,748	UCB S.A.	9,651,546
168,125	WaVe Life Sciences Ltd.*(1)	4,251,881

		342,348,061

	Total Common Stocks (cost $1,036,078,114)	$1,246,753,079

The accompanying notes are an integral part of these financial statements.

58

The Hartford Healthcare Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
RIGHTS - 0.0%
	Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
66,213	Clementia Pharmaceuticals, Inc.(3)(4)	$89,387

	Total Rights (cost $89,387)	$89,387

	Total Long-Term Investments (cost $1,036,167,501)	$1,246,842,466

SHORT-TERM INVESTMENTS - 4.9%
	Other Investment Pools & Funds - 2.2%
28,067,686	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(5)	$28,067,686

	Securities Lending Collateral - 2.7%
1,712,118	Citibank NA DDCA, 1.80%, 11/1/2019(5)	1,712,118
24,021,323	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(5)	24,021,323
385,342	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(5)	385,342
3,186,360	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(5)	3,186,360
4,629,385	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(5)	4,629,385
307,839	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(5)	307,839

		34,242,367

	Total Short-Term Investments (cost $62,310,053)	$62,310,053

Total Investments (cost $1,098,477,554)	103.0%	$1,309,152,519
Other Assets and Liabilities	(3.0)%	(37,651,244)

Total Net Assets	100.0%	$1,271,501,275

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of this security was $7,188,758, representing 0.6% of net assets.

(3)

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2019, the aggregate fair value of this security was $89,387, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Investment valued using significant unobservable inputs.

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

59

The Hartford Healthcare Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Biotechnology	$292,087,093	$263,971,435	$28,115,658	$—
Health Care Distributors	6,424,759	—	6,424,759	—
Health Care Equipment	302,316,546	294,219,266	8,097,280	—
Health Care Facilities	58,594,816	49,251,643	9,343,173	—
Health Care Services	6,474,838	6,474,838	—	—
Health Care Supplies	6,556,487	—	6,556,487	—
Health Care Technology	19,196,977	19,196,977	—	—
Life Sciences Tools & Services	77,067,475	63,147,329	13,920,146	—
Managed Health Care	135,686,027	135,686,027	—	—
Pharmaceuticals	342,348,061	275,346,445	67,001,616	—
Rights	89,387	—	—	89,387
Short-Term Investments	62,310,053	62,310,053	—	—

Total	$1,309,152,519	$1,169,604,013	$139,459,119	$89,387

(1)	For the year ended October 31, 2019 there were no transfers in and out of Level 3.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

60

The Hartford MidCap Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.0%
	Banks - 5.4%
1,443,849	Cullen/Frost Bankers, Inc.	$130,061,918
219,543	First Citizens BancShares, Inc. Class A	107,997,592
1,582,781	First Republic Bank	168,344,587
887,524	M&T Bank Corp.	138,924,132
1,872,697	Prosperity Bancshares, Inc.	129,253,547
1,049,260	South State Corp.	82,744,644

		757,326,420

	Capital Goods - 9.7%
2,666,161	Axon Enterprise, Inc.*	136,320,812
4,063,985	Fastenal Co.	146,059,621
5,091,354	Gardner Denver Holdings, Inc.*	162,057,798
989,328	HEICO Corp. Class A	94,253,279
1,464,897	IDEX Corp.	227,835,430
905,878	Lennox International, Inc.	224,077,982
1,571,560	Lincoln Electric Holdings, Inc.	140,764,629
1,615,215	PACCAR, Inc.	122,853,253
567,554	Watsco, Inc.(1)	100,059,770

		1,354,282,574

	Commercial & Professional Services - 6.3%
392,025	Cintas Corp.	105,325,357
229,060	CoStar Group, Inc.*	125,873,051
2,927,669	Healthcare Services Group, Inc.(1)	71,318,017
3,238,775	IAA, Inc.*	123,559,266
5,129,433	KAR Auction Services, Inc.	127,517,704
2,567,872	TransUnion	212,157,585
1,171,427	Waste Connections, Inc.	108,239,855

		873,990,835

	Consumer Durables & Apparel - 6.2%
1,673,152	Carter’s, Inc.	167,716,756
66,925	NVR, Inc.*	243,378,786
1,443,847	PVH Corp.	125,845,705
825,621	Roku, Inc.*	121,531,411
4,701,159	Under Armour, Inc. Class C*	86,971,441
3,339,419	YETI Holdings, Inc.*(1)	111,236,047

		856,680,146

	Consumer Services - 3.1%
2,378,648	Choice Hotels International, Inc.	210,462,775
4,743,176	Service Corp. International	215,719,645

		426,182,420

	Diversified Financials - 2.8%
332,604	Credit Acceptance Corp.*	145,617,357
430,368	FactSet Research Systems, Inc.	109,106,896
1,345,006	Northern Trust Corp.	134,070,198

		388,794,451

	Energy - 0.7%
570,301	Diamondback Energy, Inc.	48,909,014
4,657,505	WPX Energy, Inc.*	46,481,900

		95,390,914

	Health Care Equipment & Services - 10.3%
1,115,696	Encompass Health Corp.	71,426,858
1,620,661	Hill-Rom Holdings, Inc.	169,667,000
2,914,536	Integra LifeSciences Holdings Corp.*	169,217,960
1,135,796	Masimo Corp.*	165,587,699
2,722,899	NuVasive, Inc.*	192,073,295
959,926	STERIS plc	135,896,724
611,936	Teleflex, Inc.	212,592,686
1,437,169	Varian Medical Systems, Inc.*	173,624,387
999,621	Veeva Systems, Inc. Class A*	141,776,246

		1,431,862,855

Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.0% - (continued)
	Insurance - 5.1%
152,809	Alleghany Corp.*	$118,929,716
2,471,896	Fidelity National Financial, Inc.	113,311,713
206,520	Markel Corp.*	241,834,920
115,324	White Mountains Insurance Group Ltd.	123,512,004
1,675,479	WR Berkley Corp.	117,115,982

		714,704,335

	Materials - 3.0%
3,123,676	Ball Corp.	218,563,610
1,205,911	Packaging Corp. of America	131,999,018
2,197,376	Silgan Holdings, Inc.	67,613,259

		418,175,887

	Media & Entertainment - 2.5%
105,587	Cable One, Inc.	139,941,842
2,836,754	Cargurus, Inc.*(1)	95,286,567
2,884,880	TripAdvisor, Inc.*	116,549,152

		351,777,561

	Pharmaceuticals, Biotechnology & Life Sciences - 8.7%
2,475,091	Aerie Pharmaceuticals, Inc.*(1)	54,922,269
1,604,393	Alnylam Pharmaceuticals, Inc.*	139,165,049
843,818	Bio-Techne Corp.	175,657,593
1,256,397	Bluebird Bio, Inc.*(1)	101,768,157
2,598,318	Ionis Pharmaceuticals, Inc.*	144,778,279
157,828	Mettler-Toledo International, Inc.*	111,259,270
1,690,901	PRA Health Sciences, Inc.*	165,217,937
276,656	Reata Pharmaceuticals, Inc. Class A*	57,013,269
1,214,666	Repligen Corp.*	96,553,800
99,972	Sage Therapeutics, Inc.*	13,561,202
1,340,610	Seattle Genetics, Inc.*	143,981,514

		1,203,878,339

	Real Estate - 2.1%
2,406,674	Douglas Emmett, Inc. REIT	104,257,118
3,365,496	Equity Commonwealth REIT	108,301,661
4,514,452	Redfin Corp.*(1)	78,506,320

		291,065,099

	Retailing - 2.2%
1,477,508	CarMax, Inc.*	137,659,420
1,513,479	Etsy, Inc.*	67,334,681
1,244,406	GrubHub, Inc.*(1)	42,384,468
803,742	Wayfair, Inc. Class A*(1)	66,091,705

		313,470,274

	Semiconductors & Semiconductor Equipment - 3.4%
1,666,284	MKS Instruments, Inc.	180,325,254
998,678	Monolithic Power Systems, Inc.	149,721,806
1,367,670	Silicon Laboratories, Inc.*	145,301,261

		475,348,321

	Software & Services - 16.3%
1,557,394	Akamai Technologies, Inc.*	134,714,581
938,767	Aspen Technology, Inc.*	108,061,469
2,744,548	Black Knight, Inc.*	176,199,982
2,104,468	Blackbaud, Inc.	176,670,089
708,218	EPAM Systems, Inc.*	124,618,039
582,810	Fair Isaac Corp.*	177,197,552
8,811,130	Genpact Ltd.	345,131,962
1,651,774	Guidewire Software, Inc.*	186,221,001
1,689,969	PTC, Inc.*	113,075,826
1,051,494	Q2 Holdings, Inc.*	75,171,306
5,770,022	Teradata Corp.*	172,696,758
872,192	VeriSign, Inc.*	165,733,924
1,675,250	WEX, Inc.*	316,923,795

		2,272,416,284

The accompanying notes are an integral part of these financial statements.

61

The Hartford MidCap Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.0% - (continued)
	Technology Hardware & Equipment - 7.8%
1,103,373	CDW Corp.	$141,132,440
889,101	Coherent, Inc.*	132,404,921
6,694,507	CommScope Holding Co., Inc.*	74,978,478
1,208,789	F5 Networks, Inc.*	174,162,319
4,600,939	II-VI, Inc.*	152,521,128
1,083,658	Keysight Technologies, Inc.*	109,351,929
2,491,139	Lumentum Holdings, Inc.*	156,094,770
3,372,823	National Instruments Corp.	139,601,144

		1,080,247,129

	Transportation - 1.9%
343,767	AMERCO	139,239,386
1,137,013	Genesee & Wyoming, Inc. Class A*	126,242,553

		265,481,939

	Utilities - 2.5%
1,034,276	Black Hills Corp.	81,531,977
2,073,105	NiSource, Inc.	58,129,864
4,259,581	UGI Corp.	203,054,227

		342,716,068

	Total Common Stocks (cost $11,330,605,067)	$13,913,791,851

SHORT-TERM INVESTMENTS - 1.2%
	Other Investment Pools & Funds - 0.0%
4,322,079	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 1.73%(2)	$4,322,079

	Securities Lending Collateral - 1.2%
8,203,282	Citibank NA DDCA, 1.80%, 11/1/2019(2)	8,203,282
115,093,489	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(2)	115,093,489
1,846,290	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(2)	1,846,290
15,266,822	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(2)	15,266,822
22,180,798	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(2)	22,180,798
1,474,950	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(2)	1,474,950

		164,065,631

	Total Short-Term Investments (cost $168,387,710)	$168,387,710

Total Investments (cost $11,498,992,777)	101.2%	$14,082,179,561
Other Assets and Liabilities	(1.2)%	(170,713,778)

Total Net Assets	100.0%	$13,911,465,783

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

62

The Hartford MidCap Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$757,326,420	$757,326,420	$—	$—
Capital Goods	1,354,282,574	1,354,282,574	—	—
Commercial & Professional Services	873,990,835	873,990,835	—	—
Consumer Durables & Apparel	856,680,146	856,680,146	—	—
Consumer Services	426,182,420	426,182,420	—	—
Diversified Financials	388,794,451	388,794,451	—	—
Energy	95,390,914	95,390,914	—	—
Health Care Equipment & Services	1,431,862,855	1,431,862,855	—	—
Insurance	714,704,335	714,704,335	—	—
Materials	418,175,887	418,175,887	—	—
Media & Entertainment	351,777,561	351,777,561	—	—
Pharmaceuticals, Biotechnology & Life Sciences	1,203,878,339	1,203,878,339	—	—
Real Estate	291,065,099	291,065,099	—	—
Retailing	313,470,274	313,470,274	—	—
Semiconductors & Semiconductor Equipment	475,348,321	475,348,321	—	—
Software & Services	2,272,416,284	2,272,416,284	—	—
Technology Hardware & Equipment	1,080,247,129	1,080,247,129	—	—
Transportation	265,481,939	265,481,939	—	—
Utilities	342,716,068	342,716,068	—	—
Short-Term Investments	168,387,710	168,387,710	—	—

Total	$14,082,179,561	$14,082,179,561	$—	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

63

The Hartford MidCap Value Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9%
	Banks - 9.3%
138,056	Comerica, Inc.	$9,031,623
91,094	IBERIABANK Corp.	6,685,389
71,305	M&T Bank Corp.	11,161,372
432,964	Sterling Bancorp	8,507,742
242,120	Synovus Financial Corp.	8,200,604
178,178	Western Alliance Bancorp	8,789,521
280,668	Zions Bancorp NA	13,603,978

		65,980,229

	Capital Goods - 9.8%
94,771	EnerSys	6,336,389
197,494	Fortune Brands Home & Security, Inc.	11,859,515
292,342	Gardner Denver Holdings, Inc.*	9,305,246
19,677	Hubbell, Inc.	2,788,231
305,621	JELD-WEN Holding, Inc.*	5,223,063
61,229	L3Harris Technologies, Inc.	12,632,155
87,368	Moog, Inc. Class A	7,313,575
123,748	Sensata Technologies Holding plc*	6,334,660
104,651	Wabtec Corp.	7,259,640

		69,052,474

	Commercial & Professional Services - 1.4%
122,853	Clean Harbors, Inc.*	10,130,458

	Consumer Durables & Apparel - 3.0%
189,656	Lennar Corp. Class A	11,303,497
239,959	Steven Madden Ltd.	9,881,512

		21,185,009

	Consumer Services - 0.8%
114,587	Norwegian Cruise Line Holdings Ltd.*	5,816,436

	Diversified Financials - 1.1%
926,046	SLM Corp.	7,815,828

	Energy - 5.7%
200,681	Delek U.S. Holdings, Inc.	8,017,206
134,934	Diamondback Energy, Inc.	11,571,940
1,415,292	Encana Corp.	5,562,097
545,683	Noble Energy, Inc.	10,509,855
192,286	Viper Energy Partners L.P.	4,628,324

		40,289,422

	Food & Staples Retailing - 1.4%
245,262	US Foods Holding Corp.*	9,729,544

	Food, Beverage & Tobacco - 0.9%
60,004	Post Holdings, Inc.*	6,174,412

	Health Care Equipment & Services - 6.9%
163,409	Acadia Healthcare Co., Inc.*	4,900,636
201,580	Centene Corp.*	10,699,866
156,967	Encompass Health Corp.	10,049,027
91,960	Hill-Rom Holdings, Inc.	9,627,292
21,571	STERIS plc	3,053,807
76,928	Zimmer Biomet Holdings, Inc.	10,633,758

		48,964,386

	Insurance - 9.8%
122,157	Arthur J Gallagher & Co.	11,143,162
92,263	Assurant, Inc.	11,631,596
555,038	CNO Financial Group, Inc.	8,686,345
75,484	Hanover Insurance Group, Inc.	9,941,998
110,672	Kemper Corp.	7,955,103
793,195	Lancashire Holdings Ltd.	7,324,539
74,958	Reinsurance Group of America, Inc.	12,178,426

		68,861,169

	Materials - 9.3%
218,313	Buzzi Unicem S.p.A.	5,267,591
163,917	Cabot Corp.	7,145,142

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9% - (continued)
	Materials - 9.3% - (continued)
142,122	Carpenter Technology Corp.	$6,966,820
115,250	Celanese Corp.	13,962,538
129,554	Crown Holdings, Inc.*	9,436,713
149,336	FMC Corp.	13,664,244
81,351	Reliance Steel & Aluminum Co.	9,439,970

		65,883,018

	Media & Entertainment - 2.9%
231,941	Cinemark Holdings, Inc.	8,489,040
73,044	Electronic Arts, Inc.*	7,041,442
346,499	TEGNA, Inc.	5,207,880

		20,738,362

	Real Estate - 12.8%
67,395	Boston Properties, Inc. REIT	9,246,594
382,149	Brixmor Property Group, Inc. REIT	8,414,921
321,008	Corporate Office Properties Trust REIT	9,514,677
61,384	Equity LifeStyle Properties, Inc. REIT	4,293,197
199,563	First Industrial Realty Trust, Inc. REIT	8,403,598
246,087	Gaming and Leisure Properties, Inc. REIT	9,932,071
237,157	Highwoods Properties, Inc. REIT	11,098,948
85,901	Life Storage, Inc. REIT	9,356,337
178,701	Park Hotels & Resorts, Inc. REIT	4,154,798
414,849	Physicians Realty Trust REIT	7,745,231
194,528	STORE Capital Corp. REIT	7,878,384

		90,038,756

	Retailing - 1.3%
65,168	Expedia Group, Inc.	8,905,859

	Semiconductors & Semiconductor Equipment - 4.0%
39,750	KLA Corp.	6,719,340
30,584	Lam Research Corp.	8,289,488
78,222	MKS Instruments, Inc.	8,465,185
111,407	Silicon Motion Technology Corp. ADR	4,684,664

		28,158,677

	Software & Services - 3.2%
127,729	Amdocs Ltd.	8,327,931
97,804	Leidos Holdings, Inc.	8,433,639
105,934	SS&C Technologies Holdings, Inc.	5,509,627

		22,271,197

	Technology Hardware & Equipment - 4.1%
64,664	Arrow Electronics, Inc.*	5,126,562
46,963	Coherent, Inc.*	6,993,730
91,918	Itron, Inc.*	7,009,666
156,609	Lumentum Holdings, Inc.*	9,813,120

		28,943,078

	Telecommunication Services - 1.0%
151,966	Millicom International Cellular S.A.	6,927,845

	Transportation - 0.9%
319,577	JetBlue Airways Corp.*	6,167,836

	Utilities - 6.3%
215,672	Alliant Energy Corp.	11,503,944
102,586	Evergy, Inc.	6,556,271
82,662	Sempra Energy	11,945,486
308,347	UGI Corp.	14,698,902

		44,704,603

	Total Common Stocks (cost $608,040,618)	$676,738,598

The accompanying notes are an integral part of these financial statements.

64

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 3.9%
	Other Investment Pools & Funds - 3.9%
27,783,430	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(1)	$27,783,430

	Total Short-Term Investments (cost $27,783,430)	$27,783,430

Total Investments (cost $635,824,048)	99.8%	$704,522,028
Other Assets and Liabilities	0.2%	1,238,109

Total Net Assets	100.0%	$705,760,137

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$65,980,229	$65,980,229	$—	$—
Capital Goods	69,052,474	69,052,474	—	—
Commercial & Professional Services	10,130,458	10,130,458	—	—
Consumer Durables & Apparel	21,185,009	21,185,009	—	—
Consumer Services	5,816,436	5,816,436	—	—
Diversified Financials	7,815,828	7,815,828	—	—
Energy	40,289,422	40,289,422	—	—
Food & Staples Retailing	9,729,544	9,729,544	—	—
Food, Beverage & Tobacco	6,174,412	6,174,412	—	—
Health Care Equipment & Services	48,964,386	48,964,386	—	—
Insurance	68,861,169	61,536,630	7,324,539	—
Materials	65,883,018	60,615,427	5,267,591	—
Media & Entertainment	20,738,362	20,738,362	—	—
Real Estate	90,038,756	90,038,756	—	—
Retailing	8,905,859	8,905,859	—	—
Semiconductors & Semiconductor Equipment	28,158,677	28,158,677	—	—
Software & Services	22,271,197	22,271,197	—	—
Technology Hardware & Equipment	28,943,078	28,943,078	—	—
Telecommunication Services	6,927,845	—	6,927,845	—
Transportation	6,167,836	6,167,836	—	—
Utilities	44,704,603	44,704,603	—	—
Short-Term Investments	27,783,430	27,783,430	—	—

Total	$704,522,028	$685,002,053	$19,519,975	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

65

Hartford Quality Value Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8%
	Banks - 14.8%
284,017	Bank of America Corp.	$8,881,212
35,864	Bank of Nova Scotia	2,056,083
66,992	Citigroup, Inc.	4,814,045
79,369	JP Morgan Chase & Co.	9,914,775
12,961	M&T Bank Corp.	2,028,785
21,035	PNC Financial Services Group, Inc.	3,085,835

		30,780,735

	Capital Goods - 9.1%
17,413	Deere & Co.	3,032,300
37,418	Eaton Corp. plc	3,259,482
5,015	General Dynamics Corp.	886,652
17,508	Honeywell International, Inc.	3,024,157
58,994	Johnson Controls International plc	2,556,210
5,833	Lockheed Martin Corp.	2,197,174
27,471	United Technologies Corp.	3,944,286

		18,900,261

	Commercial & Professional Services - 0.8%
14,385	Waste Management, Inc.	1,614,141

	Energy - 8.4%
42,231	Chevron Corp.	4,904,708
26,833	EOG Resources, Inc.	1,859,795
53,590	Exxon Mobil Corp.	3,621,076
89,682	Halliburton Co.	1,726,379
19,077	Marathon Petroleum Corp.	1,219,974
66,089	Suncor Energy, Inc.	1,962,182
42,969	Total S.A. ADR	2,261,459

		17,555,573

	Food & Staples Retailing - 1.2%
99,368	Kroger Co.	2,448,428

	Food, Beverage & Tobacco - 7.3%
50,901	Altria Group, Inc.	2,279,856
44,326	General Mills, Inc.	2,254,420
37,265	Kellogg Co.	2,367,446
39,376	Mondelez International, Inc. Class A	2,065,271
21,933	Nestle S.A. ADR	2,350,340
47,184	Philip Morris International, Inc.	3,842,665

		15,159,998

	Health Care Equipment & Services - 5.8%
20,055	Hill-Rom Holdings, Inc.	2,099,558
43,330	Koninklijke Philips N.V. ADR	1,902,187
44,883	Medtronic plc	4,887,759
12,749	UnitedHealth Group, Inc.	3,221,672

		12,111,176

	Insurance - 7.1%
55,892	American International Group, Inc.	2,960,040
23,968	Chubb Ltd.	3,653,203
28,733	Marsh & McLennan Cos., Inc.	2,977,313
44,036	Principal Financial Group, Inc.	2,350,642
30,632	Prudential Financial, Inc.	2,791,801

		14,732,999

	Materials - 2.9%
8,508	Celanese Corp.	1,030,744
25,552	FMC Corp.	2,338,008
21,483	PPG Industries, Inc.	2,687,953

		6,056,705

	Media & Entertainment - 2.2%
102,589	Comcast Corp. Class A	4,598,039

	Pharmaceuticals, Biotechnology & Life Sciences - 7.5%
7,170	Allergan plc	1,262,709
68,925	AstraZeneca plc ADR	3,379,393

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 7.5% - (continued)
43,924	Merck & Co., Inc.	$3,806,454
24,669	Novartis AG ADR	2,157,057
134,092	Pfizer, Inc.	5,145,110

		15,750,723

	Real Estate - 3.7%
9,472	American Tower Corp. REIT	2,065,654
64,417	Corporate Office Properties Trust REIT	1,909,320
101,352	Host Hotels & Resorts, Inc. REIT	1,661,159
9,049	Public Storage REIT	2,016,660

		7,652,793

	Retailing - 4.5%
571,800	Allstar Co.(1)(2)(3)	131,514
21,561	Expedia Group, Inc.	2,946,526
30,656	Lowe’s Cos., Inc.	3,421,516
27,207	Target Corp.	2,908,701

		9,408,257

	Semiconductors & Semiconductor Equipment - 5.3%
101,677	Intel Corp.	5,747,801
17,951	KLA Corp.	3,034,437
29,724	QUALCOMM, Inc.	2,390,998

		11,173,236

	Software & Services - 3.6%
12,628	Accenture plc Class A	2,341,484
21,256	International Business Machines Corp.	2,842,565
16,347	Microsoft Corp.	2,343,669

		7,527,718

	Technology Hardware & Equipment - 2.7%
5,609	Apple, Inc.	1,395,295
43,277	Cisco Systems, Inc.	2,056,090
13,187	Motorola Solutions, Inc.	2,193,262

		5,644,647

	Telecommunication Services - 3.6%
123,634	Verizon Communications, Inc.	7,476,148

	Transportation - 1.4%
19,233	Delta Air Lines, Inc.	1,059,354
17,033	United Parcel Service, Inc. Class B	1,961,690

		3,021,044

	Utilities - 5.9%
49,849	Alliant Energy Corp.	2,658,946
46,127	Avangrid, Inc.	2,308,656
29,121	Dominion Energy, Inc.	2,403,939
30,347	Eversource Energy	2,541,258
50,356	UGI Corp.	2,400,470

		12,313,269

	Total Common Stocks (cost $182,669,386)	$203,925,890

SHORT-TERM INVESTMENTS - 2.2%
	Other Investment Pools & Funds - 2.2%
4,644,024	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(4)	$4,644,024

	Total Short-Term Investments (cost $4,644,024)	$4,644,024

Total Investments (cost $187,313,410)	100.0%	$208,569,914
Other Assets and Liabilities	0.0%	10,463

Total Net Assets	100.0%	$208,580,377

The accompanying notes are an integral part of these financial statements.

66

Hartford Quality Value Fund

Schedule of Investments – (continued)

October 31, 2019

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)	Investment valued using significant unobservable inputs.

(2)

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2019, the aggregate fair value of this security was $131,514, which represented 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $131,514 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
08/2011	Allstar Co.	571,800	$248,744	$131,514

(4)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$30,780,735	$30,780,735	$—	$—
Capital Goods	18,900,261	18,900,261	—	—
Commercial & Professional Services	1,614,141	1,614,141	—	—
Energy	17,555,573	17,555,573	—	—
Food & Staples Retailing	2,448,428	2,448,428	—	—
Food, Beverage & Tobacco	15,159,998	15,159,998	—	—
Health Care Equipment & Services	12,111,176	12,111,176	—	—
Insurance	14,732,999	14,732,999	—	—
Materials	6,056,705	6,056,705	—	—
Media & Entertainment	4,598,039	4,598,039	—	—
Pharmaceuticals, Biotechnology & Life Sciences	15,750,723	15,750,723	—	—
Real Estate	7,652,793	7,652,793	—	—
Retailing	9,408,257	9,276,743	—	131,514
Semiconductors & Semiconductor Equipment	11,173,236	11,173,236	—	—
Software & Services	7,527,718	7,527,718	—	—
Technology Hardware & Equipment	5,644,647	5,644,647	—	—
Telecommunication Services	7,476,148	7,476,148	—	—
Transportation	3,021,044	3,021,044	—	—
Utilities	12,313,269	12,313,269	—	—
Short-Term Investments	4,644,024	4,644,024	—	—

Total	$208,569,914	$208,438,400	$—	$131,514

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended October 31, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

67

The Hartford Small Cap Growth Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8%
	Automobiles & Components - 1.2%
117,387	Thor Industries, Inc.	$7,425,902
54,717	Visteon Corp.*	5,089,775

		12,515,677

	Banks - 4.6%
186,714	First Busey Corp.	4,923,648
234,885	First Hawaiian, Inc.	6,419,407
97,792	IBERIABANK Corp.	7,176,955
714,954	MGIC Investment Corp.	9,802,019
196,188	Seacoast Banking Corp. of Florida*	5,493,264
392,356	Sterling Bancorp	7,709,796
178,436	Triumph Bancorp, Inc.*	5,790,248

		47,315,337

	Capital Goods - 12.9%
218,439	Aerojet Rocketdyne Holdings, Inc.*	9,443,118
226,981	Altra Industrial Motion Corp.	6,991,015
61,507	American Woodmark Corp.*	6,099,034
156,218	Applied Industrial Technologies, Inc.	9,348,085
58,268	Armstrong World Industries, Inc.	5,449,806
96,105	Axon Enterprise, Inc.*	4,913,849
120,544	AZZ, Inc.	4,675,902
63,868	Curtiss-Wright Corp.	8,638,147
109,763	EnerSys	7,338,754
118,272	Generac Holdings, Inc.*	11,422,710
156,779	ITT, Inc.	9,320,511
73,797	JELD-WEN Holding, Inc.*	1,261,191
112,281	John Bean Technologies Corp.	11,539,118
84,800	Mercury Systems, Inc.*	6,246,368
155,455	Patrick Industries, Inc.*	7,681,032
247,419	Rexnord Corp.*	6,999,483
163,666	SPX Corp.*	7,453,350
135,523	SPX FLOW, Inc.*	6,136,481

		130,957,954

	Commercial & Professional Services - 5.3%
177,669	ASGN, Inc.*	11,297,972
109,003	Clean Harbors, Inc.*	8,988,387
150,352	Exponent, Inc.	9,551,863
78,327	Huron Consulting Group, Inc.*	5,180,548
86,691	Insperity, Inc.	9,157,170
77,005	MSA Safety, Inc.	9,245,990

		53,421,930

	Consumer Durables & Apparel - 6.6%
552,951	American Outdoor Brands Corp.*	3,914,893
86,661	Carter’s, Inc.	8,686,899
121,278	Oxford Industries, Inc.	8,351,203
318,292	Steven Madden Ltd.	13,107,265
127,012	TopBuild Corp.*	13,200,357
407,157	Wolverine World Wide, Inc.	12,084,420
225,959	YETI Holdings, Inc.*(1)	7,526,694

		66,871,731

	Consumer Services - 2.3%
81,750	Dunkin’ Brands Group, Inc.	6,427,185
76,663	Marriott Vacations Worldwide Corp.	8,427,563
106,223	Wingstop, Inc.	8,862,185

		23,716,933

	Diversified Financials - 2.4%
224,909	Blucora, Inc.*	4,864,781
92,931	Evercore, Inc. Class A	6,843,439
151,064	OneMain Holdings, Inc.	6,042,560
824,525	SLM Corp.	6,958,991

		24,709,771

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8% - (continued)
	Energy - 0.7%
738,756	Kosmos Energy Ltd.	$4,580,287
119,510	PDC Energy, Inc.*	2,384,225

		6,964,512

	Food & Staples Retailing - 1.5%
23,948	Casey’s General Stores, Inc.	4,090,558
266,966	Performance Food Group Co.*	11,375,421

		15,465,979

	Food, Beverage & Tobacco - 2.2%
170,782	B&G Foods, Inc.(1)	2,655,660
136,600	Freshpet, Inc.*	7,138,716
580,535	Hostess Brands, Inc.*	7,419,237
47,654	Post Holdings, Inc.*	4,903,597

		22,117,210

	Health Care Equipment & Services - 12.9%
56,655	Addus HomeCare Corp.*	4,770,918
209,493	AtriCure, Inc.*	5,570,419
138,160	Cardiovascular Systems, Inc.*	6,150,883
213,593	Globus Medical, Inc. Class A*	11,185,865
92,228	Haemonetics Corp.*	11,134,686
308,468	HMS Holdings Corp.*	10,083,819
12,776	ICU Medical, Inc.*	2,064,729
48,803	Insulet Corp.*	7,092,052
102,747	Integer Holdings Corp.*	7,956,728
139,948	Integra LifeSciences Holdings Corp.*	8,125,381
46,741	iRhythm Technologies, Inc.*	3,123,234
68,170	LHC Group, Inc.*	7,564,825
13,600	NuVasive, Inc.*	959,344
168,517	Omnicell, Inc.*	11,861,912
315,174	OraSure Technologies, Inc.*	2,691,586
66,023	Providence Service Corp.*	4,216,889
678,376	R1 RCM, Inc.*	7,211,137
102,421	Tandem Diabetes Care, Inc.*	6,307,085
100,937	Teladoc Health, Inc.*(1)	7,731,774
34,199	U.S. Physical Therapy, Inc.	4,838,132

		130,641,398

	Household & Personal Products - 0.3%
153,265	BellRing Brands, Inc. Class A*	2,677,539

	Insurance - 0.7%
206,094	James River Group Holdings Ltd.	7,380,226

	Materials - 3.7%
181,221	Boise Cascade Co.	6,482,275
498,414	Graphic Packaging Holding Co.	7,805,163
95,319	Ingevity Corp.*	8,026,813
532,852	Livent Corp.*	3,655,365
189,607	Louisiana-Pacific Corp.	5,542,213
205,205	PolyOne Corp.	6,576,820

		38,088,649

	Media & Entertainment - 0.8%
103,596	Cardlytics, Inc.*	4,341,708
126,284	Cargurus, Inc.*	4,241,880

		8,583,588

	Pharmaceuticals, Biotechnology & Life Sciences - 15.2%
198,981	Abeona Therapeutics, Inc.*(1)	471,585
101,009	ACADIA Pharmaceuticals, Inc.*	4,283,792
126,629	Aerie Pharmaceuticals, Inc.*	2,809,898
53,489	Agios Pharmaceuticals, Inc.*(1)	1,608,949
145,448	Aimmune Therapeutics, Inc.*	4,046,363
56,969	Allakos, Inc.*(1)	3,908,073
237,342	Apellis Pharmaceuticals, Inc.*	6,975,481
156,604	Arena Pharmaceuticals, Inc.*	7,628,964
134,773	Audentes Therapeutics, Inc.*	3,625,394

The accompanying notes are an integral part of these financial statements.

68

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 15.2% - (continued)
103,673	Biohaven Pharmaceutical Holding Co., Ltd.*	$4,760,664
116,476	Blueprint Medicines Corp.*	8,018,208
97,160	Catalent, Inc.*	4,726,834
109,315	G1 Therapeutics, Inc.*	2,319,664
91,013	Global Blood Therapeutics, Inc.*	4,364,073
294,698	Heron Therapeutics, Inc.*	6,262,332
165,525	Intersect ENT, Inc.*	2,949,656
247,864	Iovance Biotherapeutics, Inc.*	5,237,366
103,800	Karyopharm Therapeutics, Inc.*	1,214,460
149,400	Kodiak Sciences, Inc.*	3,094,074
37,465	Ligand Pharmaceuticals, Inc.*	4,076,567
27,091	Madrigal Pharmaceuticals, Inc.*	2,504,021
45,725	Mirati Therapeutics, Inc.*	4,306,381
130,883	MyoKardia, Inc.*	7,503,522
163,148	NanoString Technologies, Inc.*	3,687,145
136,032	Portola Pharmaceuticals, Inc.*	3,932,685
98,211	Principia Biopharma, Inc.*	3,467,830
153,965	Radius Health, Inc.*	4,378,765
46,431	Reata Pharmaceuticals, Inc. Class A*	9,568,500
86,889	REGENXBIO, Inc.*	3,101,068
44,057	Repligen Corp.*	3,502,091
228,667	Revance Therapeutics, Inc.*	3,580,925
146,596	Rhythm Pharmaceuticals, Inc.*	3,125,427
31,492	Spark Therapeutics, Inc.*	3,437,982
120,517	Syneos Health, Inc.*	6,043,928
108,480	Theravance Biopharma, Inc.*	1,748,698
128,272	Ultragenyx Pharmaceutical, Inc.*	5,148,838
87,630	Y-mAbs Therapeutics, Inc.*	2,729,675

		154,149,878

	Real Estate - 3.4%
259,529	Columbia Property Trust, Inc. REIT	5,325,535
53,383	Coresite Realty Corp. REIT	6,272,502
197,789	Corporate Office Properties Trust REIT	5,862,466
129,339	Independence Realty Trust, Inc. REIT	1,991,821
208,664	Pebblebrook Hotel Trust REIT	5,364,751
52,581	PS Business Parks, Inc. REIT	9,493,500

		34,310,575

	Retailing - 3.9%
287,388	American Eagle Outfitters, Inc.	4,420,028
374,741	Caleres, Inc.	8,064,426
106,709	Core-Mark Holding Co., Inc.	3,256,759
147,866	Floor & Decor Holdings, Inc. Class A*	6,776,699
149,526	Foot Locker, Inc.	6,505,876
142,433	Nordstrom, Inc.(1)	5,113,345
177,922	Urban Outfitters, Inc.*	5,106,361

		39,243,494

	Semiconductors & Semiconductor Equipment - 2.7%
362,344	Cohu, Inc.	6,022,157
242,359	Entegris, Inc.	11,633,232
442,562	FormFactor, Inc.*	9,661,129

		27,316,518

	Software & Services - 11.0%
221,136	8x8, Inc.*	4,272,347
132,563	Blackbaud, Inc.	11,128,664
42,176	CACI International, Inc. Class A*	9,436,880
99,512	Everbridge, Inc.*	6,917,079
211,754	Five9, Inc.*	11,754,465
209,456	ForeScout Technologies, Inc.*	6,442,867
104,278	Instructure, Inc.*	4,872,911
102,453	LiveRamp Holdings, Inc.*	4,004,888
71,105	Paylocity Holding Corp.*	7,295,373
90,393	Pegasystems, Inc.	6,798,457

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8% - (continued)
	Software & Services - 11.0% - (continued)
103,085	PROS Holdings, Inc.*	$5,282,075
72,773	Q2 Holdings, Inc.*	5,202,542
111,392	Rapid7, Inc.*	5,579,625
146,749	SailPoint Technologies Holding, Inc.*	2,841,061
163,515	Science Applications International Corp.	13,509,609
340,322	SVMK, Inc.*	6,261,925

		111,600,768

	Technology Hardware & Equipment - 3.4%
209,998	CTS Corp.	5,602,747
137,229	Itron, Inc.*	10,465,084
121,578	Lumentum Holdings, Inc.*	7,618,077
282,278	Pure Storage, Inc. Class A*	5,493,130
43,248	Rogers Corp.*	5,859,239

		35,038,277

	Telecommunication Services - 0.2%
519,375	ORBCOMM, Inc.*	2,082,694

	Transportation - 0.9%
42,020	Genesee & Wyoming, Inc. Class A*	4,665,480
206,057	Marten Transport Ltd.	4,463,195

		9,128,675

	Total Common Stocks (cost $881,565,754)	$1,004,299,313

SHORT-TERM INVESTMENTS - 3.8%
	Other Investment Pools & Funds - 1.6%
16,153,282	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(2)	$16,153,282

	Securities Lending Collateral - 2.2%
1,120,426	Citibank NA DDCA, 1.80%, 11/1/2019(2)	1,120,426
15,719,775	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(2)	15,719,775
252,171	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(2)	252,171
2,085,183	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(2)	2,085,183
3,029,513	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(2)	3,029,513
201,453	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(2)	201,453

		22,408,521

	Total Short-Term Investments (cost $38,561,803)	$38,561,803

Total Investments (cost $920,127,557)	102.6%	$1,042,861,116
Other Assets and Liabilities	(2.6)%	(26,727,632)

Total Net Assets	100.0%	$1,016,133,484

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

The accompanying notes are an integral part of these financial statements.

69

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2019

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$12,515,677	$12,515,677	$—	$—
Banks	47,315,337	47,315,337	—	—
Capital Goods	130,957,954	130,957,954	—	—
Commercial & Professional Services	53,421,930	53,421,930	—	—
Consumer Durables & Apparel	66,871,731	66,871,731	—	—
Consumer Services	23,716,933	23,716,933	—	—
Diversified Financials	24,709,771	24,709,771	—	—
Energy	6,964,512	6,964,512	—	—
Food & Staples Retailing	15,465,979	15,465,979	—	—
Food, Beverage & Tobacco	22,117,210	22,117,210	—	—
Health Care Equipment & Services	130,641,398	130,641,398	—	—
Household & Personal Products	2,677,539	2,677,539	—	—
Insurance	7,380,226	7,380,226	—	—
Materials	38,088,649	38,088,649	—	—
Media & Entertainment	8,583,588	8,583,588	—	—
Pharmaceuticals, Biotechnology & Life Sciences	154,149,878	154,149,878	—	—
Real Estate	34,310,575	34,310,575	—	—
Retailing	39,243,494	39,243,494	—	—
Semiconductors & Semiconductor Equipment	27,316,518	27,316,518	—	—
Software & Services	111,600,768	111,600,768	—	—
Technology Hardware & Equipment	35,038,277	35,038,277	—	—
Telecommunication Services	2,082,694	2,082,694	—	—
Transportation	9,128,675	9,128,675	—	—
Short-Term Investments	38,561,803	38,561,803	—	—

Total	$1,042,861,116	$1,042,861,116	$—	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

70

Hartford Small Cap Value Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.4%
	Automobiles & Components - 1.5%
56,356	Cooper Tire & Rubber Co.	$1,591,493

	Banks - 18.9%
64,391	Bank OZK	1,806,811
110,588	Cadence Bancorp	1,700,843
43,839	First Interstate BancSystem, Inc. Class A	1,839,484
122,438	FNB Corp.	1,476,602
58,258	Great Western Bancorp, Inc.	2,031,457
75,069	Hilltop Holdings, Inc.	1,753,612
87,432	Opus Bank	2,167,439
104,829	Radian Group, Inc.	2,631,208
92,683	Umpqua Holdings Corp.	1,466,245
103,155	United Financial Bancorp, Inc.	1,456,549
59,814	Univest Financial Corp.	1,540,211

		19,870,461

	Capital Goods - 11.6%
36,610	Argan, Inc.	1,385,689
14,692	EnerSys	982,307
73,161	JELD-WEN Holding, Inc.*	1,250,321
60,437	Kennametal, Inc.	1,870,525
20,804	Moog, Inc. Class A	1,741,503
66,425	nVent Electric plc	1,531,761
141,966	REV Group, Inc.	1,766,057
78,804	Triumph Group, Inc.	1,636,759

		12,164,922

	Commercial & Professional Services - 9.1%
90,763	BrightView Holdings, Inc.*	1,615,581
41,313	Deluxe Corp.	2,141,253
43,553	Kforce, Inc.	1,781,753
81,946	Knoll, Inc.	2,191,236
24,316	McGrath Rent Corp.	1,855,554

		9,585,377

	Consumer Durables & Apparel - 3.6%
56,786	Kontoor Brands, Inc.	2,157,868
35,754	Sturm Ruger & Co., Inc.	1,636,103

		3,793,971

	Consumer Services - 3.1%
35,117	Adtalem Global Education, Inc.*	1,045,784
83,855	Carriage Services, Inc.	2,160,105

		3,205,889

	Diversified Financials - 5.1%
100,703	Greenhill & Co., Inc.	1,631,389
133,578	Navient Corp.	1,839,369
56,710	PRA Group, Inc.*	1,924,170

		5,394,928

	Food, Beverage & Tobacco - 1.5%
127,038	Hostess Brands, Inc.*	1,623,546

	Health Care Equipment & Services - 1.6%
50,747	Natus Medical, Inc.*	1,709,159

	Household & Personal Products - 3.9%
66,754	Edgewell Personal Care Co.*	2,336,390
40,013	Energizer Holdings, Inc.(1)	1,700,152

		4,036,542

	Insurance - 4.7%
200,297	Lancashire Holdings Ltd.	1,849,587
179,088	MBIA, Inc.*(1)	1,663,728
146,339	Third Point Reinsurance Ltd.*	1,388,757

		4,902,072

	Materials - 3.9%
33,789	Compass Minerals International, Inc.	1,908,403

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.4% - (continued)
	Materials - 3.9% - (continued)
54,078	Schweitzer-Mauduit International, Inc.	$2,189,618

		4,098,021

	Media & Entertainment - 1.8%
123,174	TEGNA, Inc.	1,851,305

	Real Estate - 4.9%
112,574	CoreCivic, Inc. REIT	1,717,879
64,664	Outfront Media, Inc. REIT	1,701,310
65,730	Pebblebrook Hotel Trust REIT	1,689,918

		5,109,107

	Retailing - 3.0%
19,099	Children’s Place, Inc.(1)	1,564,399
177,938	Michaels Cos., Inc.*	1,553,399

		3,117,798

	Semiconductors & Semiconductor Equipment - 7.1%
69,839	Ichor Holdings Ltd.*	2,033,013
43,102	Silicon Motion Technology Corp. ADR	1,812,439
81,728	Tower Semiconductor Ltd.*	1,792,295
88,742	Xperi Corp.	1,801,907

		7,439,654

	Software & Services - 7.8%
50,218	Cardtronics plc Class A*	1,720,469
178,263	Conduent, Inc.*	1,101,665
37,263	CSG Systems International, Inc.	2,147,839
54,019	EVERTEC, Inc.	1,652,441
192,539	TiVo Corp.	1,567,268

		8,189,682

	Technology Hardware & Equipment - 4.3%
199,709	Avid Technology, Inc.*	1,349,034
29,990	InterDigital, Inc.	1,608,364
39,444	Plantronics, Inc.	1,554,883

		4,512,281

	Total Common Stocks (cost $97,009,372)	$102,196,208

EXCHANGE-TRADED FUNDS - 0.6%
	Other Investment Pools & Funds - 0.6%
4,865	iShares Russell 2000 Value ETF	$595,427

	Total Exchange-Traded Funds (cost $590,692)	$595,427

	Total Long-Term Investments (cost $97,600,064)	$102,791,635

SHORT-TERM INVESTMENTS - 3.7%
	Other Investment Pools & Funds - 0.8%
795,302	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 1.73%(2)	$795,302

	Securities Lending Collateral - 2.9%
153,819	Citibank NA DDCA, 1.80%, 11/1/2019(2)	153,819
2,158,104	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(2)	2,158,104
34,620	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(2)	34,620
286,266	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(2)	286,266
415,909	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(2)	415,909

The accompanying notes are an integral part of these financial statements.

71

Hartford Small Cap Value Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 3.7% - (continued)
	Securities Lending Collateral - 2.9% - (continued)
27,657	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(2)	$27,657

		3,076,375

	Total Short-Term Investments (cost $3,871,677)	$3,871,677

Total Investments (cost $101,471,741)	101.7%	$106,663,312
Other Assets and Liabilities	(1.7)%	(1,764,097)

Total Net Assets	100.0%	$104,899,215

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$1,591,493	$1,591,493	$—	$—
Banks	19,870,461	19,870,461	—	—
Capital Goods	12,164,922	12,164,922	—	—
Commercial & Professional Services	9,585,377	9,585,377	—	—
Consumer Durables & Apparel	3,793,971	3,793,971	—	—
Consumer Services	3,205,889	3,205,889	—	—
Diversified Financials	5,394,928	5,394,928	—	—
Food, Beverage & Tobacco	1,623,546	1,623,546	—	—
Health Care Equipment & Services	1,709,159	1,709,159	—	—
Household & Personal Products	4,036,542	4,036,542	—	—
Insurance	4,902,072	3,052,485	1,849,587	—
Materials	4,098,021	4,098,021	—	—
Media & Entertainment	1,851,305	1,851,305	—	—
Real Estate	5,109,107	5,109,107	—	—
Retailing	3,117,798	3,117,798	—	—
Semiconductors & Semiconductor Equipment	7,439,654	7,439,654	—	—
Software & Services	8,189,682	8,189,682	—	—
Technology Hardware & Equipment	4,512,281	4,512,281	—	—
Exchange-Traded Funds	595,427	595,427	—	—
Short-Term Investments	3,871,677	3,871,677	—	—

Total	$106,663,312	$104,813,725	$1,849,587	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

72

The Hartford Small Company Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1%
	Automobiles & Components - 1.2%
25,496	LCI Industries	$2,476,172
101,490	Winnebago Industries, Inc.	4,878,624

		7,354,796

	Banks - 4.6%
189,189	Atlantic Union Bankshares Corp.	6,973,507
232,929	BancorpSouth Bank	7,143,932
375,148	MGIC Investment Corp.	5,143,279
442,988	Sterling Bancorp	8,704,714

		27,965,432

	Capital Goods - 13.9%
263,084	Actuant Corp. Class A	6,516,591
225,252	Advanced Drainage Systems, Inc.	8,338,829
127,656	Aerojet Rocketdyne Holdings, Inc.*	5,518,569
160,224	Argan, Inc.	6,064,478
85,565	Axon Enterprise, Inc.*	4,374,939
109,656	Chart Industries, Inc.*	6,429,131
58,810	Curtiss-Wright Corp.	7,954,053
98,039	EnerSys	6,554,888
259,252	ITT, Inc.	15,412,531
528,808	Rexnord Corp.*	14,959,978
42,287	Rush Enterprises, Inc. Class A	1,847,519

		83,971,506

	Commercial & Professional Services - 4.2%
77,795	Brink’s Co.	6,609,463
137,618	McGrath Rent Corp.	10,501,630
155,819	TriNet Group, Inc.*	8,256,849

		25,367,942

	Consumer Durables & Apparel - 9.4%
297,737	Acushnet Holdings Corp.	8,470,618
213,821	BRP, Inc.	9,592,805
110,758	Carter’s, Inc.	11,102,382
32,010	Cavco Industries, Inc.*	6,134,716
27,376	Century Communities, Inc.*	825,934
308,632	Skyline Champion Corp.*	8,712,681
327,671	Under Armour, Inc. Class C*	6,061,913
179,889	YETI Holdings, Inc.*(1)	5,992,103

		56,893,152

	Consumer Services - 6.0%
149,930	Cheesecake Factory, Inc.	6,265,575
204,682	Chegg, Inc.*	6,275,550
580,284	DraftKings, Inc.(2)(3)(4)	1,839,500
37,075	Grand Canyon Education, Inc.*	3,409,417
109,699	Marriott Vacations Worldwide Corp.	12,059,211
103,727	Planet Fitness, Inc. Class A*	6,603,261

		36,452,514

	Diversified Financials - 1.2%
123,411	Ares Management Corp. Class A	3,649,263
106,518	PRA Group, Inc.*	3,614,156

		7,263,419

	Energy - 0.5%
130,372	Viper Energy Partners L.P.	3,138,054

	Food & Staples Retailing - 0.7%
97,199	Performance Food Group Co.*	4,141,649

	Food, Beverage & Tobacco - 1.0%
52,804	MGP Ingredients, Inc.	2,264,763
200,433	Nomad Foods Ltd.*	3,910,448

		6,175,211

	Health Care Equipment & Services - 13.7%
60,520	Amedisys, Inc.*	7,778,030

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1% - (continued)
	Health Care Equipment & Services - 13.7% - (continued)
125,516	Globus Medical, Inc. Class A*	$6,573,273
99,374	Haemonetics Corp.*	11,997,423
82,231	Hill-Rom Holdings, Inc.	8,608,763
236,345	HMS Holdings Corp.*	7,726,118
85,696	Insulet Corp.*	12,453,343
181,404	Omnicell, Inc.*	12,769,028
34,583	Penumbra, Inc.*	5,393,910
162,574	Tandem Diabetes Care, Inc.*	10,011,307

		83,311,195

	Insurance - 0.8%
133,299	James River Group Holdings Ltd.	4,773,437

	Materials - 3.3%
170,049	Carpenter Technology Corp.	8,335,802
90,038	Ingevity Corp.*	7,582,100
135,724	Louisiana-Pacific Corp.	3,967,212

		19,885,114

	Media & Entertainment - 0.7%
102,030	Cardlytics, Inc.*	4,276,077

	Pharmaceuticals, Biotechnology & Life Sciences - 11.6%
57,969	ACADIA Pharmaceuticals, Inc.*	2,458,465
77,014	Aerie Pharmaceuticals, Inc.*(1)	1,708,941
427,441	Amicus Therapeutics, Inc.*	3,603,327
139,756	Apellis Pharmaceuticals, Inc.*	4,107,429
121,106	Arena Pharmaceuticals, Inc.*	5,899,679
25,157	Ascendis Pharma A/S ADR*	2,781,861
34,120	Blueprint Medicines Corp.*	2,348,821
98,446	CytomX Therapeutics, Inc.*	603,474
99,475	G1 Therapeutics, Inc.*	2,110,859
52,798	Galapagos N.V. ADR*(1)	9,713,248
155,191	Heron Therapeutics, Inc.*	3,297,809
139,337	Iovance Biotherapeutics, Inc.*	2,944,191
168,976	Karyopharm Therapeutics, Inc.*	1,977,019
63,821	MyoKardia, Inc.*	3,658,858
219,546	Orchard Therapeutics plc*	2,647,725
64,035	PRA Health Sciences, Inc.*	6,256,860
154,548	Revance Therapeutics, Inc.*	2,420,222
147,213	Rhythm Pharmaceuticals, Inc.*	3,138,581
22,310	Sage Therapeutics, Inc.*	3,026,351
374,753	Sangamo Therapeutics, Inc.*	3,391,515
77,800	Y-mAbs Therapeutics, Inc.*	2,423,470

		70,518,705

	Real Estate - 4.4%
78,889	Agree Realty Corp. REIT	6,214,087
211,407	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	6,312,613
160,321	NexPoint Residential Trust, Inc. REIT	7,818,855
307,118	Xenia Hotels & Resorts, Inc. REIT	6,464,834

		26,810,389

	Retailing - 2.0%
3,136,600	Allstar Co.(2)(3)(4)	721,418
47,251	Five Below, Inc.*	5,911,573
88,291	Floor & Decor Holdings, Inc. Class A*	4,046,377
26,907	Tory Burch LLC*(2)(3)(4)	1,493,094

		12,172,462

	Semiconductors & Semiconductor Equipment - 2.9%
122,715	Entegris, Inc.	5,890,320
523,252	Tower Semiconductor Ltd.*	11,474,916

		17,365,236

	Software & Services - 9.9%
113,028	Endava plc ADR*	4,861,334
16,661	EPAM Systems, Inc.*	2,931,670

The accompanying notes are an integral part of these financial statements.

73

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.1% - (continued)
	Software & Services - 9.9% - (continued)
10,627	Fair Isaac Corp.*	$3,231,033
89,026	Five9, Inc.*	4,941,833
13,187	Globant S.A.*	1,229,820
61,905	Guidewire Software, Inc.*	6,979,170
30,722	HubSpot, Inc.*	4,764,982
114,354	LiveRamp Holdings, Inc.*	4,470,098
254,048	Mimecast Ltd.*	10,088,246
149,634	Rapid7, Inc.*	7,495,167
106,984	Science Applications International Corp.	8,839,018

		59,832,371

	Technology Hardware & Equipment - 2.5%
254,942	Pure Storage, Inc. Class A*	4,961,171
43,233	Zebra Technologies Corp. Class A*	10,283,834

		15,245,005

	Telecommunication Services - 0.6%
60,875	Bandwidth, Inc. Class A*	3,418,131

	Total Common Stocks (cost $517,012,292)	$576,331,797

CONVERTIBLE PREFERRED STOCKS - 0.7%
	Retailing - 0.3%
47,489	Honest Co., Inc. Series E*(2)(3)(4)	$1,821,678

	Software & Services - 0.4%
263,189	MarkLogic Corp. Series F*(2)(3)(4)	2,560,829

	Total Preferred Stocks (cost $5,229,589)	$4,382,507

ESCROWS - 0.0%(5)
	Software & Services - 0.0%
98,033	Veracode, Inc.*(2)(3)(4)	$53,330

	Total Escrows (cost $—)	$53,330

	Total Long-Term Investments (cost $522,241,881)	$580,767,634

SHORT-TERM INVESTMENTS - 6.2%
	Other Investment Pools & Funds - 4.6%
27,609,793	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(6)	$27,609,793

	Securities Lending Collateral - 1.6%
482,745	Citibank NA DDCA, 1.80%, 11/1/2019(6)	482,745
6,773,003	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(6)	6,773,003
108,650	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(6)	108,650
898,420	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(6)	898,420
1,305,292	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(6)	1,305,292
86,798	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(6)	86,798

		9,654,908

	Total Short-Term Investments (cost $37,264,701)	$37,264,701

Total Investments (cost $559,506,582)	102.0%	$618,032,335
Other Assets and Liabilities	(2.0)%	(11,860,686)

Total Net Assets	100.0%	$606,171,649

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Investment valued using significant unobservable inputs.

(3)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2019, the aggregate fair value of these securities was $8,489,849, which represented 1.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $8,489,849 or 1.4% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
08/2011	Allstar Co.	3,136,600	$1,364,479	$721,418
12/2014	DraftKings, Inc.	580,284	2,187,550	1,839,500
08/2015	Honest Co., Inc. Convertible Preferred	47,489	2,172,859	1,821,678
04/2015	MarkLogic Corp. Series F Convertible Preferred	263,189	3,056,730	2,560,829
11/2013	Tory Burch LLC	26,907	2,108,912	1,493,094
04/2017	Veracode, Inc.	98,033	—	53,330

			$10,890,530	$8,489,849

(5)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(6)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

74

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$7,354,796	$7,354,796	$—	$—
Banks	27,965,432	27,965,432	—	—
Capital Goods	83,971,506	83,971,506	—	—
Commercial & Professional Services	25,367,942	25,367,942	—	—
Consumer Durables & Apparel	56,893,152	56,893,152	—	—
Consumer Services	36,452,514	34,613,014	—	1,839,500
Diversified Financials	7,263,419	7,263,419	—	—
Energy	3,138,054	3,138,054	—	—
Food & Staples Retailing	4,141,649	4,141,649	—	—
Food, Beverage & Tobacco	6,175,211	6,175,211	—	—
Health Care Equipment & Services	83,311,195	83,311,195	—	—
Insurance	4,773,437	4,773,437	—	—
Materials	19,885,114	19,885,114	—	—
Media & Entertainment	4,276,077	4,276,077	—	—
Pharmaceuticals, Biotechnology & Life Sciences	70,518,705	70,518,705	—	—
Real Estate	26,810,389	26,810,389	—	—
Retailing	12,172,462	9,957,950	—	2,214,512
Semiconductors & Semiconductor Equipment	17,365,236	17,365,236	—	—
Software & Services	59,832,371	59,832,371	—	—
Technology Hardware & Equipment	15,245,005	15,245,005	—	—
Telecommunication Services	3,418,131	3,418,131	—	—
Convertible Preferred Stocks	4,382,507	—	—	4,382,507
Escrows	53,330	—	—	53,330
Short-Term Investments	37,264,701	37,264,701	—	—

Total	$618,032,335	$609,542,486	$—	$8,489,849

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2019:

	Common Stocks	Convertible Preferred Stocks	Escrows	Total
Beginning balance	$4,284,091	$4,346,678	$112,498	$8,743,267
Sales	—	—	(65,743)	(65,743)
Total realized gain/(loss)	—	(291,935)	65,743	(226,192)
Net change in unrealized appreciation/depreciation	(230,079)	327,764	(59,168)	38,517
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—

Ending balance	$4,054,012	$4,382,507	$53,330	$8,489,849

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at October 31, 2019: was $(194,249).

The accompanying notes are an integral part of these financial statements.

75

Hartford Domestic Equity Funds

Glossary (abbreviations used in the preceding Schedules of Investments)

Currency Abbreviations:
USD	United States Dollar

Index Abbreviations:
S&P	Standard & Poor’s

Other Abbreviations:
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

76

Hartford Domestic Equity Funds

Statements of Assets and Liabilities

October 31, 2019

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Assets:
Investments in securities, at market value(1)	$6,958,138,549	$5,695,892,235	$9,030,348,591	$4,074,462,411	$4,834,631,715	$1,309,152,519
Cash collateral due from broker on futures contracts	4,888,800	5,855,850	—	—	—	—
Foreign currency	1,237	—	—	545,760	19	17
Receivables:
Investment securities sold	31,273,319	—	40,389,518	3,228,204	56,408,193	109,999
Fund shares sold	1,213,552	19,508,404	9,125,629	6,751,411	4,066,721	701,873
Dividends and interest	5,087,459	4,844,338	11,970,375	5,461,484	1,332,603	1,044,415
Securities lending income	96,048	103,592	864	12	229,837	7,606
Tax reclaims	885,375	—	1,690,395	2,580,306	382,404	106,798
Other assets	8,510,931	175,459	157,881	105,386	112,581	57,299

Total assets	7,010,095,270	5,726,379,878	9,093,683,253	4,093,134,974	4,897,164,073	1,311,180,526

Liabilities:
Obligation to return securities lending collateral	31,596,022	25,237,978	4,542,000	—	104,283,353	34,242,367
Due to custodian	—	—	—	—	14,164,753	—
Payables:
Investment securities purchased	24,379,368	—	28,357,148	8,131,289	45,573,646	1,272,265
Fund shares redeemed	5,727,244	6,013,621	10,817,639	6,234,574	6,349,031	2,707,916
Investment management fees	3,870,179	1,593,225	4,547,485	2,099,325	2,783,160	890,502
Transfer agent fees	1,778,465	807,900	1,503,275	730,093	1,262,523	416,189
Accounting services fees	116,822	77,551	110,768	59,438	82,911	18,603
Board of Directors’ fees	33,080	17,150	38,378	18,659	22,632	6,390
Variation margin on futures contracts	465,573	507,000	—	—	—	—
Distribution fees	162,159	69,011	128,973	78,280	90,480	35,288
Accrued expenses	329,058	145,684	318,136	173,611	213,875	89,731

Total liabilities	68,457,970	34,469,120	50,363,802	17,525,269	174,826,364	39,679,251

Net assets	$6,941,637,300	$5,691,910,758	$9,043,319,451	$4,075,609,705	$4,722,337,709	$1,271,501,275

Summary of Net Assets:
Capital stock and paid-in-capital	$5,823,631,545	$4,361,944,830	$6,153,709,066	$2,917,116,869	$3,849,269,415	$984,067,047
Distributable earnings	1,118,005,755	1,329,965,928	2,889,610,385	1,158,492,836	873,068,294	287,434,228

Net assets	$6,941,637,300	$5,691,910,758	$9,043,319,451	$4,075,609,705	$4,722,337,709	$1,271,501,275

Shares authorized	1,765,000,000	850,000,000	1,300,000,000	800,000,000	23,900,000,000	610,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010	$0.0001	$0.0010

Class A: Net asset value per share	$37.12	$33.40	$25.93	$19.99	$39.45	$35.63

Maximum offering price per share	$39.28	$35.34	$27.44	$21.15	$41.75	$37.70

Shares outstanding	130,175,428	26,392,943	144,214,186	78,303,947	52,959,484	18,696,670

Net Assets	$4,831,749,011	$881,587,425	$3,739,696,353	$1,565,662,854	$2,089,245,543	$666,180,788

Class C: Net asset value per share	$27.08	$30.35	$24.96	$19.88	$20.50	$28.24

Shares outstanding	10,281,897	12,076,799	7,722,046	14,705,548	13,732,229	4,905,550

Net Assets	$278,393,537	$366,552,524	$192,715,028	$292,388,229	$281,544,926	$138,538,836

Class I: Net asset value per share	$37.36	$33.50	$25.80	$19.88	$41.95	$37.68

Shares outstanding	17,622,252	51,963,767	41,866,704	48,254,022	35,778,603	7,881,817

Net Assets	$658,302,226	$1,740,668,985	$1,079,961,623	$959,142,164	$1,500,756,353	$297,000,225

Class R3: Net asset value per share	$41.47	$33.86	$26.32	$20.02	$39.41	$36.56

Shares outstanding	1,228,862	1,008,905	2,512,051	2,171,041	1,135,789	928,570

Net Assets	$50,956,815	$34,158,081	$66,114,658	$43,473,826	$44,757,029	$33,948,339

Class R4: Net asset value per share	$43.06	$34.44	$26.52	$20.06	$42.26	$38.69

Shares outstanding	897,186	4,359,542	4,202,005	2,690,264	1,587,815	690,121

Net Assets	$38,633,943	$150,158,993	$111,450,818	$53,956,593	$67,104,053	$26,698,983

Class R5: Net asset value per share	$44.04	$33.75	$26.64	$20.16	$44.78	$40.71

Shares outstanding	881,220	6,870,624	7,271,853	4,055,336	567,099	151,557

Net Assets	$38,807,847	$231,879,196	$193,706,924	$81,758,134	$25,395,925	$6,169,981

Class R6: Net asset value per share	$44.34	$33.91	$26.64	$20.21	$45.62	$41.28

Shares outstanding	1,816,322	7,659,057	4,472,695	2,582,656	498,966	32,486

Net Assets	$80,535,206	$259,706,299	$119,159,237	$52,201,302	$22,765,189	$1,341,130

The accompanying notes are an integral part of these financial statements.

77

Hartford Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2019

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Class Y: Net asset value per share	44.32	$33.90	$26.64	$20.22	$45.61	$41.27

Shares outstanding	4,236,718	10,961,172	26,133,280	5,194,826	3,604,571	1,756,993

Net Assets	$187,754,131	$371,579,763	$696,309,176	$105,014,896	$164,389,853	$72,514,537

Class F: Net asset value per share	$37.36	$33.52	$25.78	$19.87	$42.09	$37.79

Shares outstanding	20,784,521	49,391,142	110,333,407	46,391,308	12,507,144	770,342

Net Assets	$776,504,585	$1,655,619,492	$2,844,205,634	$922,011,707	$526,378,838	$29,108,456

Cost of investments	$6,129,817,307	$4,511,943,870	$6,419,720,756	$3,186,267,130	$4,254,433,661	$1,098,477,554
Cost of foreign currency	$1,235	$—	$—	$545,988	$20	$17

(1) Includes Investment in securities on loan, at market value	$33,237,906	$22,988,543	$3,617,565	$—	$98,649,676	$33,434,256

The accompanying notes are an integral part of these financial statements.

78

Hartford Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2019

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Assets:
Investments in securities, at market value(1)	$14,082,179,561	$704,522,028	$208,569,914	$1,042,861,116	$106,663,312	$618,032,335
Foreign currency	—	—	6	—	—	5
Receivables:
Investment securities sold	51,879,060	5,926,770	—	3,976,058	1,816,650	1,107,570
Fund shares sold	17,797,456	1,313,690	25,339	408,062	16,649	686,229
Dividends and interest	1,623,015	221,074	243,772	262,888	20,935	72,193
Securities lending income	263,034	—	—	21,524	1,005	10,969
Tax reclaims	—	—	115,185	—	—	—
Other assets	228,788	48,541	57,969	56,928	56,822	62,752

Total assets	14,153,970,914	712,032,103	209,012,185	1,047,586,576	108,575,373	619,972,053

Liabilities:
Obligation to return securities lending collateral	164,065,631	—	—	22,408,521	3,076,375	9,654,908
Payables:
Investment securities purchased	53,260,336	4,924,328	—	5,178,604	477,125	2,867,872
Fund shares redeemed	13,154,138	651,318	214,993	2,895,289	599	578,774
Investment management fees	8,230,165	421,996	78,505	605,990	61,263	410,394
Transfer agent fees	2,788,857	159,770	89,824	262,954	31,159	176,274
Accounting services fees	152,411	10,510	3,140	15,370	1,575	11,104
Board of Directors’ fees	57,512	3,025	1,307	5,189	493	2,432
Distribution fees	143,910	10,789	5,476	8,547	1,500	10,466
Accrued expenses	652,171	90,230	38,563	72,628	26,069	88,180

Total liabilities	242,505,131	6,271,966	431,808	31,453,092	3,676,158	13,800,404

Net assets	$13,911,465,783	$705,760,137	$208,580,377	$1,016,133,484	$104,899,215	$606,171,649

Summary of Net Assets:
Capital stock and paid-in-capital	$10,658,723,029	$620,109,232	$177,257,268	$881,217,514	$93,386,765	$513,814,075
Distributable earnings	3,252,742,754	85,650,905	31,323,109	134,915,970	11,512,450	92,357,574

Net assets	$13,911,465,783	$705,760,137	$208,580,377	$1,016,133,484	$104,899,215	$606,171,649

Shares authorized	1,230,000,000	610,000,000	27,160,000,000	27,150,000,000	1,110,000,000	650,000,000

Par value	$0.0010	$0.0010	$0.0001	$0.0001	$0.0010	$0.0010

Class A: Net asset value per share	$30.34	$14.43	$21.11	$45.71	$10.35	$20.35

Maximum offering price per share	$32.11	$15.27	$22.34	$48.37	$10.95	$21.53

Shares outstanding	92,980,201	21,483,465	8,040,749	4,272,782	4,545,794	15,317,771

Net Assets	$2,820,970,922	$309,996,296	$169,771,031	$195,313,535	$47,037,140	$311,741,565

Class C: Net asset value per share	$20.83	$11.51	$18.05	$30.90	$8.96	$13.30

Shares outstanding	23,913,590	1,382,745	378,665	508,859	414,932	746,670

Net Assets	$498,057,013	$15,910,491	$6,834,021	$15,722,173	$3,718,946	$9,928,793

Class I: Net asset value per share	$31.43	$14.60	$20.85	$48.05	$10.37	$21.65

Shares outstanding	132,631,757	2,135,760	613,639	3,984,879	419,662	1,244,417

Net Assets	$4,168,592,195	$31,173,180	$12,795,514	$191,481,572	$4,353,873	$26,938,812

Class R3: Net asset value per share	$33.98	$15.22	$21.45	$45.05	$10.73	$22.29

Shares outstanding	2,837,027	527,682	57,795	222,770	56,752	634,343

Net Assets	$96,409,245	$8,033,648	$1,239,919	$10,035,742	$609,003	$14,141,905

Class R4: Net asset value per share	$35.57	$15.58	$21.68	$47.69	$10.89	$23.88

Shares outstanding	7,489,832	761,605	277,441	886,835	6,376	597,116

Net Assets	$266,389,855	$11,865,487	$6,014,209	$42,296,454	$69,441	$14,261,149

Class R5: Net asset value per share	$36.77	$15.82	$21.87	$50.57	$10.87	$25.40

Shares outstanding	13,534,573	100,642	10,494	1,633,850	1,030	127,526

Net Assets	$497,712,142	$1,591,740	$229,533	$82,624,233	$11,192	$3,238,617

Class R6: Net asset value per share	$37.22	$—	$21.93	$51.36	$10.87	$25.97

Shares outstanding	46,529,194	—	1,565	1,290,015	9,467	7,941

Net Assets	$1,731,889,789	$—	$34,316	$66,259,503	$102,885	$206,207

The accompanying notes are an integral part of these financial statements.

79

Hartford Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2019

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Class Y: Net asset value per share	$37.17	$15.87	$21.91	$51.39	$10.86	$25.95

Shares outstanding	42,286,468	795,542	28,394	7,120,079	52,642	1,251,437

Net Assets	$1,571,851,005	$12,623,644	$622,024	$365,867,167	$571,597	$32,472,137

Class F: Net asset value per share	$31.52	$14.60	$20.83	$48.23	$10.38	$21.76

Shares outstanding	71,684,615	21,549,746	529,958	964,764	4,667,039	8,881,640

Net Assets	$2,259,593,617	$314,565,651	$11,039,810	$46,533,105	$48,425,138	$193,242,464

Cost of investments	$11,498,992,777	$635,824,048	$187,313,410	$920,127,557	$101,471,741	$559,506,582
Cost of foreign currency	$—	$—	$7	$—	$—	$5

(1) Includes Investment in securities on loan, at market value	$151,285,796	$—	$—	$22,309,469	$2,978,115	$9,309,793

The accompanying notes are an integral part of these financial statements.

80

Hartford Domestic Equity Funds

Statements of Operations

For the Year Ended October 31, 2019

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Investment Income:
Dividends	$101,006,743	$67,851,392	$219,258,679	$121,144,737	$18,180,375	$11,915,352
Interest	3,092,576	3,640,621	6,139,862	1,463,081	3,932,219	1,077,682
Securities lending	594,343	630,911	490,289	664,000	423,624	331,435
Less: Foreign tax withheld	(787,397)	—	(2,000,411)	(2,746,769)	(37,175)	(203,425)

Total investment income, net	103,906,265	72,122,924	223,888,419	120,525,049	22,499,043	13,121,044

Expenses:
Investment management fees	46,378,263	15,433,233	51,423,104	24,737,572	34,023,751	11,307,230
Transfer agent fees
Class A	5,832,436	831,890	3,845,989	1,438,473	2,541,815	968,578
Class C	454,435	302,415	271,001	315,830	351,405	217,209
Class I	596,938	1,189,594	906,603	986,336	1,690,896	340,515
Class R3	121,790	75,858	148,952	91,480	105,935	78,659
Class R4	74,054	204,798	186,808	106,030	125,619	48,782
Class R5	36,658	224,915	160,452	82,475	25,463	8,608
Class R6	751	6,755	4,038	1,614	778	15
Class Y	142,175	230,510	476,676	82,283	135,476	36,833
Class F	2,725	1,800	9,032	3,931	1,988	295
Distribution fees
Class A	11,949,628	1,947,071	8,898,245	3,788,244	5,261,109	1,671,243
Class C	3,493,979	3,244,269	2,057,077	3,101,863	3,020,800	1,490,797
Class R3	275,437	171,788	342,805	223,326	238,764	185,104
Class R4	116,689	354,982	311,870	162,484	196,722	76,283
Custodian fees	17,411	22,814	40,164	38,976	1,147	34,888
Registration and filing fees	175,557	274,550	281,494	193,112	217,328	147,010
Accounting services fees	1,395,596	768,672	1,268,273	700,298	1,008,498	237,538
Board of Directors’ fees	223,615	138,366	271,133	128,754	155,864	42,998
Audit fees	65,498	22,185	24,522	22,680	46,196	24,206
Other expenses	689,005	412,965	835,720	419,629	459,318	158,483

Total expenses (before waivers, reimbursements and fees paid indirectly)	72,042,640	25,859,430	71,763,958	36,625,390	49,608,872	17,075,274
Transfer agent fee waivers	(74,789)	(81,471)	(171,751)	(26,219)	(58,690)	(9,490)
Distribution fee reimbursements	(174,011)	(66,481)	(82,230)	(10,711)	(122,837)	(23,140)
Commission recapture	(65,641)	(10,416)	(50,583)	(17,652)	(28,306)	(8,130)

Total waivers, reimbursements and fees paid indirectly	(314,441)	(158,368)	(304,564)	(54,582)	(209,833)	(40,760)

Total expenses, net	71,728,199	25,701,062	71,459,394	36,570,808	49,399,039	17,034,514

Net Investment Income (Loss)	32,178,066	46,421,862	152,429,025	83,954,241	(26,899,996)	(3,913,470)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	310,050,711	88,920,084	261,902,400	252,121,339	328,070,743	98,103,643
Net realized gain (loss) on futures contracts	3,627,613	11,571,502	—	—	—	—
Net realized gain (loss) on foreign currency contracts	31,922	—	—	—	—	—
Net realized gain (loss) on other foreign currency transactions	47,759	—	11,093	(143,921)	35,494	(6,614)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	313,758,005	100,491,586	261,913,493	251,977,418	328,106,237	98,097,029

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	692,638,019	572,895,896	705,555,576	185,500,342	290,086,086	49,128,840
Net unrealized appreciation (depreciation) of futures contracts	3,412,117	5,668,855	—	—	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	98,593	—	—	92,278	18,348	2,202

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	696,148,729	578,564,751	705,555,576	185,592,620	290,104,434	49,131,042

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	1,009,906,734	679,056,337	967,469,069	437,570,038	618,210,671	147,228,071

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,042,084,800	$725,478,199	$1,119,898,094	$521,524,279	$591,310,675	$143,314,601

The accompanying notes are an integral part of these financial statements.

81

Hartford Domestic Equity Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2019

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Investment Income:
Dividends	$102,217,874	$11,898,597	$6,959,138	$7,498,099	$2,221,509	$3,303,102
Interest	532,296	272,100	108,527	330,393	50,001	388,188
Securities lending	1,551,669	16,728	4,655	381,463	7,697	63,132
Less: Foreign tax withheld	(419,375)	(87,387)	(97,363)	—	(1,345)	(2,418)

Total investment income, net	103,882,464	12,100,038	6,974,957	8,209,955	2,277,862	3,752,004

Expenses:
Investment management fees	93,262,631	4,790,555	1,089,860	7,454,251	709,859	4,600,657
Transfer agent fees
Class A	3,146,472	533,330	324,867	468,713	110,736	557,939
Class C	651,258	32,683	16,546	25,491	11,839	25,826
Class I	4,263,305	28,942	12,363	153,954	3,802	38,445
Class R3	215,355	19,639	2,360	25,423	1,267	35,454
Class R4	467,120	17,811	8,988	88,850	97	25,941
Class R5	511,485	4,577	581	85,110	30	3,706
Class R6	52,642	—	1	1,225	—	8
Class Y	1,284,598	9,764	562	213,448	336	11,804
Class F	7,078	2,164	125	599	121	1,391
Distribution fees
Class A	6,848,338	737,539	410,916	495,789	121,367	756,545
Class C	5,433,142	169,883	79,181	188,802	47,788	108,381
Class R3	516,020	44,834	5,475	58,797	2,857	80,188
Class R4	701,537	28,555	14,901	139,564	145	38,176
Custodian fees	78,704	13,125	3,919	16,535	8,847	7,213
Registration and filing fees	638,427	129,153	124,357	126,244	123,370	132,637
Accounting services fees	1,742,124	118,815	43,594	189,810	18,254	124,011
Board of Directors’ fees	424,228	21,028	8,169	33,896	3,186	17,881
Audit fees	26,138	21,027	30,279	21,384	20,942	38,738
Other expenses	1,738,478	183,514	36,752	135,070	21,563	145,849

Total expenses (before waivers, reimbursements and fees paid indirectly)	122,009,080	6,906,938	2,213,796	9,922,955	1,206,406	6,750,790
Expense waivers	—	—	(221,412)	—	(94,900)	(40,764)
Transfer agent fee waivers	(590,075)	(3,834)	—	(68,007)	—	—
Distribution fee reimbursements	(97,218)	(6,178)	(7,892)	(13,925)	(4,157)	(13,724)
Commission recapture	(63,849)	(11,704)	(1,455)	(12,024)	(560)	(9,727)

Total waivers, reimbursements and fees paid indirectly	(751,142)	(21,716)	(230,759)	(93,956)	(99,617)	(64,215)

Total expenses, net	121,257,938	6,885,222	1,983,037	9,828,999	1,106,789	6,686,575

Net Investment Income (Loss)	(17,375,474)	5,214,816	4,991,920	(1,619,044)	1,171,073	(2,934,571)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments	692,360,713	15,821,812	6,016,325	14,715,285	5,306,719	38,278,420
Net realized gain (loss) on other foreign currency transactions	28,388	(25,519)	(2,565)	—	(4,750)	(6,232)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	692,389,101	15,796,293	6,013,760	14,715,285	5,301,969	38,272,188

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	1,148,200,359	60,486,697	18,431,877	68,831,465	(2,603,683)	34,222,341
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	—	1,027	4,496	—	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	1,148,200,359	60,487,724	18,436,373	68,831,465	(2,603,683)	34,222,341

Net Gain (Loss) on Investments and Foreign Currency Transactions	1,840,589,460	76,284,017	24,450,133	83,546,750	2,698,286	72,494,529

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,823,213,986	$81,498,833	$29,442,053	$81,927,706	$3,869,359	$69,559,958

The accompanying notes are an integral part of these financial statements.

82

Hartford Domestic Equity Funds

Statements of Changes in Net Assets

	The Hartford Capital Appreciation Fund		Hartford Core Equity Fund		The Hartford Dividend and Growth Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$32,178,066	$29,129,541	$46,421,862	$29,087,986	$152,429,025	$137,264,805
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	313,758,005	1,049,827,019	100,491,586	148,389,458	261,913,493	749,856,902
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	696,148,729	(725,874,806)	578,564,751	121,421,247	705,555,576	(503,569,392)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,042,084,800	353,081,754	725,478,199	298,898,691	1,119,898,094	383,552,315

Distributions to Shareholders:
Class A	(706,880,408)	(606,326,646)	(32,665,488)	(21,919,937)	(376,562,728)	(392,731,234)
Class C	(77,462,288)	(192,535,075)	(13,165,205)	(9,824,353)	(22,753,711)	(47,166,268)
Class I	(107,802,788)	(112,999,632)	(58,009,690)	(36,517,509)	(95,343,423)	(89,574,705)
Class R3	(8,221,995)	(8,606,238)	(1,469,253)	(1,304,880)	(7,276,281)	(8,267,443)
Class R4	(6,723,975)	(8,617,809)	(6,169,265)	(5,833,533)	(13,533,303)	(14,963,939)
Class R5	(4,489,300)	(4,727,926)	(10,058,287)	(7,238,859)	(16,252,768)	(14,896,682)
Class R6	(9,472,410)	(8,465,656)	(7,010,180)	(4,628,300)	(9,073,108)	(2,134,094)
Class Y	(22,763,013)	(21,588,189)	(11,032,634)	(5,743,412)	(68,670,776)	(67,373,460)
Class F	(127,729,846)	(148,455,017)	(33,816,031)	(22,560,533)	(288,913,297)	(294,232,092)

Total distributions	(1,071,546,023)	(1,112,322,188)	(173,396,033)	(115,571,316)	(898,379,395)	(931,339,917)

Capital Share Transactions:
Sold	488,499,323	1,024,978,367	2,583,350,592	1,034,630,470	1,316,713,660	1,305,754,651
Issued on reinvestment of distributions	1,028,835,269	1,024,872,512	165,763,267	110,126,116	867,611,541	904,747,281
Redeemed	(1,724,498,541)	(2,362,392,164)	(1,079,118,925)	(1,049,713,011)	(1,593,432,163)	(1,815,707,318)

Net increase (decrease) from capital share transactions	(207,163,949)	(312,541,285)	1,669,994,934	95,043,575	590,893,038	394,794,614

Net Increase (Decrease) in Net Assets	(236,625,172)	(1,071,781,719)	2,222,077,100	278,370,950	812,411,737	(152,992,988)

Net Assets:
Beginning of period	7,178,262,472	8,250,044,191	3,469,833,658	3,191,462,708	8,230,907,714	8,383,900,702

End of period	$6,941,637,300	$7,178,262,472	$5,691,910,758	$3,469,833,658	$9,043,319,451	$8,230,907,714

The accompanying notes are an integral part of these financial statements.

83

Hartford Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Equity Income Fund		The Hartford Growth Opportunities Fund		The Hartford Healthcare Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$83,954,241	$85,304,100	$(26,899,996)	$(26,628,720)	$(3,913,470)	$(6,298,519)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	251,977,418	304,620,363	328,106,237	1,119,332,875	98,097,029	111,294,483
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	185,592,620	(358,974,067)	290,104,434	(691,128,168)	49,131,042	(46,256,832)

Net Increase (Decrease) in Net Assets Resulting from Operations	521,524,279	30,950,396	591,310,675	401,575,987	143,314,601	58,739,132

Distributions to Shareholders:
Class A	(139,419,928)	(110,568,818)	(456,838,651)	(158,556,200)	(48,565,116)	(35,671,123)
Class C	(27,745,387)	(26,593,783)	(111,605,001)	(50,309,267)	(13,953,587)	(14,636,384)
Class I	(106,057,518)	(80,508,699)	(353,498,531)	(124,475,405)	(25,648,483)	(17,037,825)
Class R3	(4,085,476)	(3,521,663)	(10,699,557)	(4,054,099)	(2,630,413)	(2,149,358)
Class R4	(6,151,808)	(5,230,591)	(17,113,553)	(6,430,582)	(2,166,993)	(1,635,340)
Class R5	(7,636,620)	(5,773,145)	(4,132,294)	(1,298,270)	(547,097)	(311,084)
Class R6	(3,471,599)	(2,239,099)	(2,565,390)	(405,519)	—	—
Class Y	(12,485,702)	(9,816,882)	(24,851,439)	(7,918,200)	(3,369,356)	(2,027,884)
Class F	(76,875,225)	(51,013,597)	(88,424,295)	(49,296,790)	(5,165,741)	(3,055,878)

Total distributions	(383,929,263)	(295,266,277)	(1,069,728,711)	(402,744,332)	(102,046,786)	(76,524,876)

Capital Share Transactions:
Sold	684,129,579	873,087,387	1,040,653,406	969,192,221	162,135,540	299,018,988
Issued on reinvestment of distributions	367,118,559	282,151,407	974,523,793	368,471,573	97,225,749	72,780,594
Redeemed	(1,256,628,479)	(1,058,675,637)	(1,511,405,502)	(1,385,082,501)	(458,221,064)	(429,112,111)

Net increase (decrease) from capital share transactions	(205,380,341)	96,563,157	503,771,697	(47,418,707)	(198,859,775)	(57,312,529)

Net Increase (Decrease) in Net Assets	(67,785,325)	(167,752,724)	25,353,661	(48,587,052)	(157,591,960)	(75,098,273)

Net Assets:
Beginning of period	4,143,395,030	4,311,147,754	4,696,984,048	4,745,571,100	1,429,093,235	1,504,191,508

End of period	$4,075,609,705	$4,143,395,030	$4,722,337,709	$4,696,984,048	$1,271,501,275	$1,429,093,235

The accompanying notes are an integral part of these financial statements.

84

Hartford Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford MidCap Fund		The Hartford MidCap Value Fund		Hartford Quality Value Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$(17,375,474)	$(27,259,243)	$5,214,816	$2,443,998	$4,991,920	$4,688,650
Net realized gain (loss) on investments and foreign currency transactions	692,389,101	1,338,169,899	15,796,293	67,366,569	6,013,760	13,126,896
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	1,148,200,359	(1,053,603,351)	60,487,724	(98,187,581)	18,436,373	(13,079,872)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,823,213,986	257,307,305	81,498,833	(28,377,014)	29,442,053	4,735,674

Distributions to Shareholders:
Class A	(289,440,848)	(114,449,039)	(31,904,637)	(7,223,583)	(10,328,219)	(8,334,392)
Class C	(88,988,927)	(44,224,199)	(2,364,041)	(1,054,080)	(488,659)	(939,316)
Class I	(397,398,146)	(137,926,366)	(3,672,119)	(1,061,423)	(854,566)	(739,645)
Class R3	(10,655,554)	(3,811,998)	(947,049)	(281,738)	(61,925)	(51,825)
Class R4	(27,102,479)	(10,885,993)	(1,216,557)	(300,127)	(364,460)	(346,523)
Class R5	(45,165,553)	(14,370,283)	(805,091)	(270,417)	(32,495)	(23,373)
Class R6	(108,955,955)	(19,124,476)	—	—	(650)	—
Class Y	(162,390,598)	(61,748,284)	(1,198,031)	(697,801)	(39,465)	(53,600)
Class F	(183,904,712)	(56,547,280)	(29,727,333)	(6,915,715)	(6,128,466)	(2,280,455)

Total distributions	(1,314,002,772)	(463,087,918)	(71,834,858)	(17,804,884)	(18,298,905)	(12,769,129)

Capital Share Transactions:
Sold	3,932,057,467	4,914,460,268	140,081,421	178,140,524	16,762,137	99,183,936
Issued on reinvestment of distributions	1,257,169,368	443,523,450	70,997,863	17,573,868	18,080,940	12,375,926
Redeemed	(4,084,043,517)	(3,285,208,745)	(145,764,489)	(191,784,914)	(120,327,472)	(59,096,311)

Net increase (decrease) from capital share transactions	1,105,183,318	2,072,774,973	65,314,795	3,929,478	(85,484,395)	52,463,551

Net Increase (Decrease) in Net Assets	1,614,394,532	1,866,994,360	74,978,770	(42,252,420)	(74,341,247)	44,430,096

Net Assets:
Beginning of period	12,297,071,251	10,430,076,891	630,781,367	673,033,787	282,921,624	238,491,528

End of period	$13,911,465,783	$12,297,071,251	$705,760,137	$630,781,367	$208,580,377	$282,921,624

The accompanying notes are an integral part of these financial statements.

85

Hartford Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Small Cap Growth Fund		Hartford Small Cap Value Fund		The Hartford Small Company Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$(1,619,044)	$(3,618,477)	$1,171,073	$586,484	$(2,934,571)	$(4,075,782)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	14,715,285	225,263,306	5,301,969	24,948,797	38,272,188	105,808,268
Net changes in unrealized appreciation (depreciation) of investments	68,831,465	(183,849,268)	(2,603,683)	(22,059,218)	34,222,341	(58,998,231)

Net Increase (Decrease) in Net Assets Resulting from Operations	81,927,706	37,795,561	3,869,359	3,476,063	69,559,958	42,734,255

Distributions to Shareholders:
Class A	(43,413,241)	(10,167,241)	(12,609,836)	(2,315,926)	(50,850,996)	—
Class C	(6,352,380)	(2,203,133)	(1,665,307)	(508,602)	(2,799,065)	—
Class I	(47,429,264)	(20,092,838)	(1,179,686)	(146,673)	(4,870,629)	—
Class R3	(2,796,540)	(702,522)	(126,981)	(16,003)	(2,677,758)	—
Class R4	(14,166,813)	(3,465,055)	(11,402)	(4,290)	(2,412,769)	—
Class R5	(18,766,338)	(5,057,310)	(8,637)	(2,044)	(403,513)	—
Class R6	(8,767,431)	(548,465)	(2,456)	—	(21,469)	—
Class Y	(69,794,940)	(16,305,895)	(115,661)	(61,224)	(5,332,405)	—
Class F	(9,900,355)	(2,220,863)	(9,621,393)	(4,128,489)	(20,116,041)	—

Total distributions	(221,387,302)	(60,763,322)	(25,341,359)	(7,183,251)	(89,484,645)	—

Capital Share Transactions:
Sold	366,698,768	280,228,679	24,105,167	10,834,354	140,460,721	123,581,364
Issued on reinvestment of distributions	209,847,653	58,239,385	24,897,952	7,135,493	88,871,747	—
Redeemed	(518,321,132)	(537,355,309)	(24,593,063)	(68,460,953)	(112,635,884)	(128,907,283)

Net increase (decrease) from capital share transactions	58,225,289	(198,887,245)	24,410,056	(50,491,106)	116,696,584	(5,325,919)

Net Increase (Decrease) in Net Assets	(81,234,307)	(221,855,006)	2,938,056	(54,198,294)	96,771,897	37,408,336

Net Assets:
Beginning of period	1,097,367,791	1,319,222,797	101,961,159	156,159,453	509,399,752	471,991,416

End of period	$1,016,133,484	$1,097,367,791	$104,899,215	$101,961,159	$606,171,649	$509,399,752

The accompanying notes are an integral part of these financial statements.

86

Hartford Domestic Equity Funds

Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford Capital Appreciation Fund

For the Year Ended October 31, 2019
A	$37.88	$0.15	$4.81	$4.96	$(0.11)	$(5.61)	$(5.72)	$37.12	16.32%	$4,831,749	1.07%		1.07%		0.42%	68%
C	29.30	(0.09)	3.48	3.39	—	(5.61)	(5.61)	27.08	15.45	278,394	1.83		1.83		(0.33)	68
I	38.08	0.25	4.84	5.09	(0.20)	(5.61)	(5.81)	37.36	16.66	658,302	0.79		0.79		0.70	68
R3	41.62	0.03	5.43	5.46	—	(5.61)	(5.61)	41.47	15.91	50,957	1.42		1.42		0.07	68
R4	42.94	0.16	5.63	5.79	(0.06)	(5.61)	(5.67)	43.06	16.27	38,634	1.11		1.11		0.39	68
R5	43.80	0.28	5.75	6.03	(0.18)	(5.61)	(5.79)	44.04	16.64	38,808	0.80		0.80		0.68	68
R6	44.07	0.33	5.78	6.11	(0.23)	(5.61)	(5.84)	44.34	16.74	80,535	0.70		0.70		0.78	68
Y	44.06	0.32	5.77	6.09	(0.22)	(5.61)	(5.83)	44.32	16.71	187,754	0.78		0.74		0.75	68
F	38.09	0.28	4.83	5.11	(0.23)	(5.61)	(5.84)	37.36	16.75	776,505	0.70		0.70		0.79	68

For the Year Ended October 31, 2018
A	$41.86	$0.15	$1.45	$1.60	$(0.26)	$(5.32)	$(5.58)	$37.88	3.92%	$4,742,846	1.07%		1.06%		0.38%	108%
C	33.62	(0.11)	1.16	1.05	(0.05)	(5.32)	(5.37)	29.30	3.15	426,256	1.81		1.81		(0.34)	108
I	42.04	0.26	1.44	1.70	(0.34)	(5.32)	(5.66)	38.08	4.19	734,580	0.78		0.78		0.66	108
R3	45.39	0.02	1.56	1.58	(0.03)	(5.32)	(5.35)	41.62	3.57	61,882	1.42		1.41		0.04	108
R4	46.69	0.15	1.62	1.77	(0.20)	(5.32)	(5.52)	42.94	3.87	51,635	1.10		1.10		0.34	108
R5	47.54	0.30	1.63	1.93	(0.35)	(5.32)	(5.67)	43.80	4.18	34,288	0.80		0.80		0.65	108
R6	47.80	0.35	1.64	1.99	(0.40)	(5.32)	(5.72)	44.07	4.29	70,935	0.70		0.70		0.75	108
Y	47.78	0.34	1.64	1.98	(0.38)	(5.32)	(5.70)	44.06	4.28	175,731	0.71		0.71		0.74	108
F	42.06	0.30	1.45	1.75	(0.40)	(5.32)	(5.72)	38.09	4.28	880,110	0.70		0.70		0.75	108

For the Year Ended October 31, 2017
A	$34.49	$0.13	$7.39	$7.52	$(0.15)	$—	$(0.15)	$41.86	21.86%	$4,613,982	1.09	%(4)	1.08	%(4)	0.34%	123%
C	27.80	(0.12)	5.94	5.82	—	—	—	33.62	20.97	1,241,267	1.82	(4)	1.82	(4)	(0.39)	123
I	34.65	0.25	7.40	7.65	(0.26)	—	(0.26)	42.04	22.20	846,019	0.81	(4)	0.81	(4)	0.63	123
R3	37.38	0.01	8.01	8.02	(0.01)	—	(0.01)	45.39	21.47	75,201	1.42	(4)	1.40	(4)	0.03	123
R4	38.39	0.14	8.23	8.37	(0.07)	—	(0.07)	46.69	21.82	74,374	1.11	(4)	1.11	(4)	0.33	123
R5	39.15	0.28	8.37	8.65	(0.26)	—	(0.26)	47.54	22.20	40,582	0.81	(4)	0.80	(4)	0.63	123
R6	39.36	0.31	8.42	8.73	(0.29)	—	(0.29)	47.80	22.33	70,142	0.71	(4)	0.71	(4)	0.71	123
Y	39.36	0.30	8.41	8.71	(0.29)	—	(0.29)	47.78	22.27	184,502	0.72	(4)	0.72	(4)	0.70	123
F(5)	38.15	0.18	3.73	3.91	—	—	—	42.06	10.28 (6)	1,103,972	0.71	(4)(7)	0.71	(4)(7)	0.65 (7)	123

For the Year Ended October 31, 2016
A	$38.15	$0.13	$(0.57)	$(0.44)	$(0.12)	$(3.10)	$(3.22)	$34.49	(0.97)%	$4,609,594	1.11%		1.11	%(8)	0.39%	88%
B	31.00	(0.13)	(0.49)	(0.62)	—	(3.10)	(3.10)	27.28	(1.82)	58,647	2.00		2.00	(8)	(0.49)	88
C	31.48	(0.09)	(0.49)	(0.58)	—	(3.10)	(3.10)	27.80	(1.65)	1,420,171	1.83		1.83	(8)	(0.33)	88
I	38.31	0.24	(0.57)	(0.33)	(0.23)	(3.10)	(3.33)	34.65	(0.65)	1,225,026	0.81		0.81	(8)	0.70	88
R3	41.06	0.03	(0.61)	(0.58)	—	(3.10)	(3.10)	37.38	(1.26)	103,526	1.43		1.42	(8)	0.09	88
R4	42.07	0.15	(0.63)	(0.48)	(0.10)	(3.10)	(3.20)	38.39	(0.95)	100,426	1.12		1.12	(8)	0.39	88
R5	42.84	0.27	(0.64)	(0.37)	(0.22)	(3.10)	(3.32)	39.15	(0.65)	45,643	0.82		0.82	(8)	0.69	88
R6	43.03	0.33	(0.66)	(0.33)	(0.24)	(3.10)	(3.34)	39.36	(0.56)	57,432	0.72		0.72	(8)	0.85	88
Y	43.05	0.30	(0.63)	(0.33)	(0.26)	(3.10)	(3.36)	39.36	(0.55)	939,300	0.72		0.72	(8)	0.78	88

For the Year Ended October 31, 2015
A	$49.44	$0.13	$1.27	$1.40	$(0.13)	$(12.56)	$(12.69)	$38.15	4.20%	$5,453,502	1.09%		1.09%		0.34%	79%
B	42.72	(0.17)	1.01	0.84	—	(12.56)	(12.56)	31.00	3.30	158,610	1.97		1.97		(0.53)	79
C	43.13	(0.12)	1.03	0.91	—	(12.56)	(12.56)	31.48	3.47	1,799,846	1.81		1.81		(0.38)	79
I	49.60	0.26	1.26	1.52	(0.25)	(12.56)	(12.81)	38.31	4.53	1,736,395	0.78		0.78		0.66	79
R3	52.24	0.01	1.37	1.38	—	(12.56)	(12.56)	41.06	3.87	124,072	1.40		1.40		0.03	79
R4	53.19	0.14	1.41	1.55	(0.11)	(12.56)	(12.67)	42.07	4.18	179,454	1.10		1.10		0.33	79
R5	53.92	0.28	1.43	1.71	(0.23)	(12.56)	(12.79)	42.84	4.49	53,292	0.80		0.80		0.63	79
R6(9)	54.32	0.30	1.25	1.55	(0.28)	(12.56)	(12.84)	43.03	4.16 (6)	10	0.76	(7)	0.75	(7)	0.70 (7)	79
Y	54.12	0.32	1.45	1.77	(0.28)	(12.56)	(12.84)	43.05	4.60	1,253,378	0.70		0.70		0.73	79

The accompanying notes are an integral part of these financial statements.

87

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Core Equity Fund

For the Year Ended October 31, 2019
A	$30.17	$0.27	$4.40	$4.67	$(0.21)	$(1.23)	$(1.44)	$33.40	16.60%	$881,587	0.74%	0.73%		0.88%	15%
C	27.53	0.04	4.01	4.05	—	(1.23)	(1.23)	30.35	15.71	366,553	1.47	1.47		0.14	15
I	30.26	0.35	4.40	4.75	(0.28)	(1.23)	(1.51)	33.50	16.91	1,740,669	0.47	0.47		1.14	15
R3	30.52	0.16	4.48	4.64	(0.07)	(1.23)	(1.30)	33.86	16.18	34,158	1.10	1.10		0.52	15
R4	31.03	0.28	4.54	4.82	(0.18)	(1.23)	(1.41)	34.44	16.59	150,159	0.77	0.74		0.88	15
R5	30.47	0.35	4.44	4.79	(0.28)	(1.23)	(1.51)	33.75	16.90	231,879	0.49	0.49		1.13	15
R6	30.61	0.38	4.46	4.84	(0.31)	(1.23)	(1.54)	33.91	17.01	259,706	0.38	0.38		1.22	15
Y	30.61	0.37	4.45	4.82	(0.30)	(1.23)	(1.53)	33.90	16.94	371,580	0.46	0.43		1.18	15
F	30.28	0.38	4.40	4.78	(0.31)	(1.23)	(1.54)	33.52	17.00	1,655,619	0.38	0.38		1.21	15

For the Year Ended October 31, 2018
A	$28.53	$0.22	$2.42	$2.64	$(0.25)	$(0.75)	$(1.00)	$30.17	9.41%	$666,354	0.74%	0.74%		0.73%	22%
C	26.13	—	2.22	2.22	(0.07)	(0.75)	(0.82)	27.53	8.61	293,064	1.48	1.48		—	22
I	28.60	0.30	2.43	2.73	(0.32)	(0.75)	(1.07)	30.26	9.72	1,130,600	0.47	0.47		1.00	22
R3	28.85	0.12	2.44	2.56	(0.14)	(0.75)	(0.89)	30.52	9.02	34,765	1.10	1.10		0.38	22
R4	29.32	0.22	2.48	2.70	(0.24)	(0.75)	(0.99)	31.03	9.37	144,866	0.79	0.76		0.72	22
R5	28.81	0.30	2.44	2.74	(0.33)	(0.75)	(1.08)	30.47	9.69	201,510	0.49	0.49		0.99	22
R6	28.93	0.33	2.45	2.78	(0.35)	(0.75)	(1.10)	30.61	9.80	146,643	0.39	0.39		1.08	22
Y	28.93	0.32	2.45	2.77	(0.34)	(0.75)	(1.09)	30.61	9.77	216,788	0.42	0.42		1.06	22
F	28.63	0.33	2.42	2.75	(0.35)	(0.75)	(1.10)	30.28	9.80	635,245	0.39	0.39		1.09	22

For the Year Ended October 31, 2017
A	$23.87	$0.27	$4.70	$4.97	$(0.12)	$(0.19)	$(0.31)	$28.53	21.06%	$631,817	0.75%	0.75%		1.05%	39%
C	21.94	0.07	4.33	4.40	(0.02)	(0.19)	(0.21)	26.13	20.20	316,886	1.50	1.50		0.30	39
I	23.93	0.34	4.71	5.05	(0.19)	(0.19)	(0.38)	28.60	21.37	982,686	0.52	0.52		1.30	39
R3	24.18	0.19	4.77	4.96	(0.10)	(0.19)	(0.29)	28.85	20.71	43,004	1.11	1.09		0.72	39
R4	24.54	0.27	4.84	5.11	(0.14)	(0.19)	(0.33)	29.32	21.05	172,584	0.81	0.79		1.01	39
R5	24.10	0.35	4.75	5.10	(0.20)	(0.19)	(0.39)	28.81	21.41	192,359	0.51	0.49		1.31	39
R6	24.19	0.37	4.77	5.14	(0.21)	(0.19)	(0.40)	28.93	21.52	118,527	0.41	0.41		1.38	39
Y	24.20	0.35	4.78	5.13	(0.21)	(0.19)	(0.40)	28.93	21.47	148,542	0.42	0.42		1.33	39
F(5)	26.05	0.26	2.32	2.58	—	—	—	28.63	9.90 (6)	585,057	0.41 (7)	0.41	(7)	1.39 (7)	39

For the Year Ended October 31, 2016
A	$24.05	$0.15	$0.13	$0.28	$(0.03)	$(0.43)	$(0.46)	$23.87	1.21%	$703,896	0.80%	0.80	%(10)	0.64%	29%
B	22.33	(0.02)	0.11	0.09	—	(0.43)	(0.43)	21.99	0.43	766	1.96	1.55	(10)	(0.10)	29
C	22.27	(0.03)	0.13	0.10	—	(0.43)	(0.43)	21.94	0.47	281,383	1.55	1.55	(10)	(0.12)	29
I	24.09	0.21	0.13	0.34	(0.07)	(0.43)	(0.50)	23.93	1.47	749,824	0.55	0.55	(10)	0.88	29
R3	24.44	0.08	0.13	0.21	(0.04)	(0.43)	(0.47)	24.18	0.89	36,012	1.14	1.10	(10)	0.33	29
R4	24.73	0.15	0.14	0.29	(0.05)	(0.43)	(0.48)	24.54	1.21	144,490	0.83	0.80	(10)	0.63	29
R5	24.25	0.22	0.14	0.36	(0.08)	(0.43)	(0.51)	24.10	1.52	121,871	0.53	0.50	(10)	0.93	29
R6	24.33	0.24	0.13	0.37	(0.08)	(0.43)	(0.51)	24.19	1.55	32,059	0.43	0.43	(10)	1.00	29
Y	24.33	0.24	0.13	0.37	(0.07)	(0.43)	(0.50)	24.20	1.58	281,692	0.43	0.43	(10)	0.99	29

For the Year Ended October 31, 2015
A	$22.00	$0.13	$2.21	$2.34	$—	$(0.29)	$(0.29)	$24.05	10.75%	$267,237	1.03%	0.92%		0.55%	33%
B	20.60	(0.05)	2.07	2.02	—	(0.29)	(0.29)	22.33	9.92	1,614	2.18	1.74		(0.23)	33
C	20.54	(0.04)	2.06	2.02	—	(0.29)	(0.29)	22.27	9.95	73,070	1.73	1.62		(0.17)	33
I(11)	23.30	0.12	0.67	0.79	—	—	—	24.09	3.39 (6)	136,641	0.66 (7)	0.50	(7)	0.85 (7)	33
R3	22.41	0.06	2.26	2.32	—	(0.29)	(0.29)	24.44	10.46	5,081	1.34	1.16		0.27	33
R4	22.60	0.13	2.29	2.42	—	(0.29)	(0.29)	24.73	10.82	22,020	0.98	0.82		0.54	33
R5	22.72	0.20	2.26	2.46	(0.64)	(0.29)	(0.93)	24.25	11.10	26,977	0.64	0.49		0.84	33
R6(11)	23.53	0.11	0.69	0.80	—	—	—	24.33	3.40 (6)	597	0.57 (7)	0.45	(7)	0.78 (7)	33
Y	22.79	0.21	2.27	2.48	(0.65)	(0.29)	(0.94)	24.33	11.15	18,802	0.57	0.50		0.90	33

The accompanying notes are an integral part of these financial statements.

88

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford Dividend and Growth Fund

For the Year Ended October 31, 2019
A	$25.63	$0.40	$2.63	$3.03	$(0.38)	$(2.35)	$(2.73)	$25.93	13.75%	$3,739,696	1.00%	0.99%		1.65%	22%
C	24.75	0.21	2.53	2.74	(0.18)	(2.35)	(2.53)	24.96	12.92	192,715	1.77	1.77		0.89	22
I	25.51	0.46	2.63	3.09	(0.45)	(2.35)	(2.80)	25.80	14.08	1,079,962	0.73	0.73		1.89	22
R3	25.97	0.32	2.67	2.99	(0.29)	(2.35)	(2.64)	26.32	13.33	66,115	1.36	1.35		1.30	22
R4	26.14	0.40	2.69	3.09	(0.36)	(2.35)	(2.71)	26.52	13.71	111,451	1.04	1.04		1.61	22
R5	26.25	0.47	2.71	3.18	(0.44)	(2.35)	(2.79)	26.64	14.05	193,707	0.74	0.74		1.89	22
R6	26.25	0.50	2.71	3.21	(0.47)	(2.35)	(2.82)	26.64	14.16	119,159	0.64	0.64		1.98	22
Y	26.25	0.49	2.70	3.19	(0.45)	(2.35)	(2.80)	26.64	14.10	696,309	0.71	0.68		1.96	22
F	25.50	0.49	2.61	3.10	(0.47)	(2.35)	(2.82)	25.78	14.15	2,844,206	0.64	0.64		2.00	22

For the Year Ended October 31, 2018
A	$27.46	$0.39	$0.80	$1.19	$(0.38)	$(2.64)	$(3.02)	$25.63	4.38%	$3,521,062	0.99%	0.99%		1.49%	31%
C	26.62	0.19	0.77	0.96	(0.19)	(2.64)	(2.83)	24.75	3.58	228,076	1.76	1.75		0.76	31
I	27.35	0.46	0.79	1.25	(0.45)	(2.64)	(3.09)	25.51	4.68	847,646	0.73	0.73		1.75	31
R3	27.78	0.30	0.81	1.11	(0.28)	(2.64)	(2.92)	25.97	4.03	72,723	1.35	1.35		1.13	31
R4	27.95	0.39	0.80	1.19	(0.36)	(2.64)	(3.00)	26.14	4.32	131,649	1.04	1.04		1.44	31
R5	28.05	0.47	0.82	1.29	(0.45)	(2.64)	(3.09)	26.25	4.65	146,918	0.74	0.74		1.74	31
R6	28.05	0.49	0.82	1.31	(0.47)	(2.64)	(3.11)	26.25	4.76	74,795	0.64	0.64		1.84	31
Y	28.05	0.49	0.81	1.30	(0.46)	(2.64)	(3.10)	26.25	4.72	616,454	0.68	0.68		1.80	31
F	27.33	0.48	0.80	1.28	(0.47)	(2.64)	(3.11)	25.50	4.77	2,591,584	0.64	0.64		1.84	31

For the Year Ended October 31, 2017
A	$23.49	$0.39	$4.75	$5.14	$(0.38)	$(0.79)	$(1.17)	$27.46	22.40%	$3,619,123	1.00%	1.00%		1.52%	26%
C	22.80	0.19	4.62	4.81	(0.20)	(0.79)	(0.99)	26.62	21.54	449,961	1.74	1.74		0.78	26
I	23.38	0.44	4.74	5.18	(0.42)	(0.79)	(1.21)	27.35	22.67	775,427	0.80	0.80		1.75	26
R3	23.75	0.30	4.81	5.11	(0.29)	(0.79)	(1.08)	27.78	21.97	77,175	1.35	1.35		1.17	26
R4	23.89	0.38	4.84	5.22	(0.37)	(0.79)	(1.16)	27.95	22.34	142,563	1.05	1.05		1.47	26
R5	23.97	0.46	4.86	5.32	(0.45)	(0.79)	(1.24)	28.05	22.72	132,739	0.74	0.74		1.76	26
R6	23.97	0.46	4.88	5.34	(0.47)	(0.79)	(1.26)	28.05	22.83	10,957	0.65	0.64		1.75	26
Y	23.97	0.50	4.84	5.34	(0.47)	(0.79)	(1.26)	28.05	22.81	605,049	0.66	0.66		1.94	26
F(5)	25.51	0.29	1.86	2.15	(0.33)	—	(0.33)	27.33	8.49 (6)	2,570,906	0.64 (7)	0.64	(7)	1.66 (7)	26

For the Year Ended October 31, 2016
A	$24.99	$0.37	$0.50	$0.87	$(0.34)	$(2.03)	$(2.37)	$23.49	4.12%	$3,501,684	1.03%	1.03	%(12)	1.59%	22%
B	24.55	0.16	0.47	0.63	(0.11)	(2.03)	(2.14)	23.04	3.12	19,716	2.01	1.96	(12)	0.71	22
C	24.34	0.19	0.47	0.66	(0.17)	(2.03)	(2.20)	22.80	3.31	437,961	1.77	1.77	(12)	0.85	22
I	24.89	0.41	0.50	0.91	(0.39)	(2.03)	(2.42)	23.38	4.31	1,779,168	0.83	0.83	(12)	1.78	22
R3	25.24	0.29	0.51	0.80	(0.26)	(2.03)	(2.29)	23.75	3.78	79,400	1.36	1.36	(12)	1.26	22
R4	25.37	0.37	0.51	0.88	(0.33)	(2.03)	(2.36)	23.89	4.10	136,673	1.06	1.06	(12)	1.56	22
R5	25.44	0.44	0.51	0.95	(0.39)	(2.03)	(2.42)	23.97	4.41	104,487	0.76	0.76	(12)	1.89	22
R6	25.44	0.42	0.55	0.97	(0.41)	(2.03)	(2.44)	23.97	4.48	2,964	0.66	0.66	(12)	1.76	22
Y	25.45	0.46	0.51	0.97	(0.42)	(2.03)	(2.45)	23.97	4.50	1,460,506	0.66	0.66	(12)	1.95	22

For the Year Ended October 31, 2015
A	$27.05	$0.36	$0.23	$0.59	$(0.35)	$(2.30)	$(2.65)	$24.99	2.46%	$3,724,804	1.02%	1.02%		1.43%	23%
B	26.59	0.14	0.22	0.36	(0.10)	(2.30)	(2.40)	24.55	1.54	44,909	1.97	1.92		0.54	23
C	26.42	0.17	0.23	0.40	(0.18)	(2.30)	(2.48)	24.34	1.70	467,006	1.76	1.76		0.69	23
I	26.95	0.41	0.23	0.64	(0.40)	(2.30)	(2.70)	24.89	2.67	1,715,056	0.81	0.81		1.64	23
R3	27.29	0.28	0.24	0.52	(0.27)	(2.30)	(2.57)	25.24	2.12	85,736	1.35	1.35		1.10	23
R4	27.42	0.36	0.23	0.59	(0.34)	(2.30)	(2.64)	25.37	2.42	150,367	1.04	1.04		1.41	23
R5	27.49	0.44	0.23	0.67	(0.42)	(2.30)	(2.72)	25.44	2.73	229,206	0.74	0.74		1.70	23
R6(9)	27.81	0.43	(0.05)	0.38	(0.45)	(2.30)	(2.75)	25.44	1.64 (6)	10	0.71 (7)	0.70	(7)	1.71 (7)	23
Y	27.50	0.46	0.24	0.70	(0.45)	(2.30)	(2.75)	25.45	2.83	1,323,782	0.64	0.64		1.80	23

The accompanying notes are an integral part of these financial statements.

89

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford Equity Income Fund

For the Year Ended October 31, 2019
A	$19.39	$0.38	$2.02	$2.40	$(0.36)	$(1.44)	$(1.80)	$19.99	13.88%	$1,565,663	1.00%	1.00%	2.01%	21%
C	19.29	0.24	2.00	2.24	(0.21)	(1.44)	(1.65)	19.88	13.00	292,388	1.76	1.76	1.27	21
I	19.29	0.43	2.01	2.44	(0.41)	(1.44)	(1.85)	19.88	14.17	959,142	0.75	0.75	2.26	21
R3	19.41	0.32	2.02	2.34	(0.29)	(1.44)	(1.73)	20.02	13.48	43,474	1.36	1.36	1.66	21
R4	19.44	0.37	2.04	2.41	(0.35)	(1.44)	(1.79)	20.06	13.85	53,957	1.07	1.07	1.96	21
R5	19.54	0.43	2.04	2.47	(0.41)	(1.44)	(1.85)	20.16	14.14	81,758	0.76	0.76	2.25	21
R6	19.58	0.45	2.05	2.50	(0.43)	(1.44)	(1.87)	20.21	14.29	52,201	0.66	0.66	2.33	21
Y	19.58	0.45	2.05	2.50	(0.42)	(1.44)	(1.86)	20.22	14.21	105,015	0.73	0.71	2.34	21
F	19.29	0.44	2.01	2.45	(0.43)	(1.44)	(1.87)	19.87	14.24	922,012	0.66	0.66	2.34	21

For the Year Ended October 31, 2018
A	$20.64	$0.38	$(0.24)	$0.14	$(0.35)	$(1.04)	$(1.39)	$19.39	0.49%	$1,508,580	1.00%	1.00%	1.90%	22%
C	20.53	0.23	(0.23)	—	(0.20)	(1.04)	(1.24)	19.29	(0.22)	330,741	1.75	1.75	1.16	22
I	20.54	0.43	(0.24)	0.19	(0.40)	(1.04)	(1.44)	19.29	0.77	1,157,708	0.74	0.74	2.14	22
R3	20.66	0.31	(0.25)	0.06	(0.27)	(1.04)	(1.31)	19.41	0.12	46,820	1.36	1.36	1.53	22
R4	20.69	0.37	(0.24)	0.13	(0.34)	(1.04)	(1.38)	19.44	0.43	70,446	1.06	1.06	1.83	22
R5	20.78	0.43	(0.23)	0.20	(0.40)	(1.04)	(1.44)	19.54	0.78	79,557	0.76	0.76	2.13	22
R6	20.83	0.45	(0.24)	0.21	(0.42)	(1.04)	(1.46)	19.58	0.83	34,957	0.66	0.66	2.22	22
Y	20.83	0.45	(0.25)	0.20	(0.41)	(1.04)	(1.45)	19.58	0.79	140,057	0.70	0.70	2.19	22
F	20.54	0.45	(0.24)	0.21	(0.42)	(1.04)	(1.46)	19.29	0.85	774,529	0.65	0.65	2.23	22

For the Year Ended October 31, 2017
A	$17.97	$0.35	$3.24	$3.59	$(0.32)	$(0.60)	$(0.92)	$20.64	20.51%	$1,685,398	1.00%	1.00%	1.83%	16%
C	17.89	0.21	3.21	3.42	(0.18)	(0.60)	(0.78)	20.53	19.56	449,104	1.74	1.74	1.09	16
I	17.89	0.39	3.23	3.62	(0.37)	(0.60)	(0.97)	20.54	20.76	1,111,235	0.78	0.78	2.03	16
R3	17.99	0.28	3.24	3.52	(0.25)	(0.60)	(0.85)	20.66	20.06	57,341	1.37	1.37	1.46	16
R4	18.02	0.34	3.24	3.58	(0.31)	(0.60)	(0.91)	20.69	20.39	79,632	1.06	1.06	1.77	16
R5	18.09	0.40	3.26	3.66	(0.37)	(0.60)	(0.97)	20.78	20.77	83,048	0.76	0.76	2.06	16
R6	18.13	0.41	3.28	3.69	(0.39)	(0.60)	(0.99)	20.83	20.91	29,284	0.66	0.66	2.10	16
Y	18.13	0.45	3.23	3.68	(0.38)	(0.60)	(0.98)	20.83	20.88	141,479	0.67	0.67	2.35	16
F(5)	19.22	0.24	1.37	1.61	(0.29)	—	(0.29)	20.54	8.45 (6)	674,626	0.66 (7)	0.66 (7)	1.84 (7)	16

For the Year Ended October 31, 2016
A	$18.70	$0.36	$0.64	$1.00	$(0.33)	$(1.40)	$(1.73)	$17.97	6.13%	$1,676,572	1.04%	1.04%	2.03%	14%
B	18.72	0.34	0.64	0.98	(0.30)	(1.40)	(1.70)	18.00	6.01	6,930	1.18	1.18	1.95	14
C	18.61	0.23	0.65	0.88	(0.20)	(1.40)	(1.60)	17.89	5.45	452,909	1.76	1.76	1.30	14
I	18.62	0.39	0.66	1.05	(0.38)	(1.40)	(1.78)	17.89	6.45	966,338	0.78	0.78	2.25	14
R3	18.72	0.30	0.64	0.94	(0.27)	(1.40)	(1.67)	17.99	5.77	54,732	1.38	1.38	1.68	14
R4	18.74	0.35	0.65	1.00	(0.32)	(1.40)	(1.72)	18.02	6.14	76,745	1.07	1.07	1.98	14
R5	18.81	0.41	0.64	1.05	(0.37)	(1.40)	(1.77)	18.09	6.42	65,276	0.77	0.77	2.31	14
R6	18.84	0.42	0.66	1.08	(0.39)	(1.40)	(1.79)	18.13	6.57	14,551	0.67	0.67	2.38	14
Y	18.84	0.41	0.67	1.08	(0.39)	(1.40)	(1.79)	18.13	6.57	386,011	0.67	0.67	2.35	14

For the Year Ended October 31, 2015
A	$19.04	$0.35	$0.18	$0.53	$(0.35)	$(0.52)	$(0.87)	$18.70	2.95%	$1,757,486	1.02%	1.02%	1.87%	20%
B	19.05	0.33	0.18	0.51	(0.32)	(0.52)	(0.84)	18.72	2.82	13,915	1.16	1.16	1.75	20
C	18.96	0.21	0.18	0.39	(0.22)	(0.52)	(0.74)	18.61	2.18	461,099	1.76	1.76	1.12	20
I	18.97	0.40	0.17	0.57	(0.40)	(0.52)	(0.92)	18.62	3.18	835,297	0.76	0.76	2.13	20
R3	19.06	0.29	0.18	0.47	(0.29)	(0.52)	(0.81)	18.72	2.61	56,026	1.36	1.36	1.52	20
R4	19.08	0.34	0.18	0.52	(0.34)	(0.52)	(0.86)	18.74	2.92	74,473	1.06	1.06	1.82	20
R5	19.15	0.40	0.18	0.58	(0.40)	(0.52)	(0.92)	18.81	3.22	76,741	0.76	0.76	2.15	20
R6(9)	19.39	0.35	0.04	0.39	(0.42)	(0.52)	(0.94)	18.84	2.20 (6)	13,902	0.69 (7)	0.69 (7)	1.93 (7)	20
Y	19.19	0.42	0.17	0.59	(0.42)	(0.52)	(0.94)	18.84	3.26	246,177	0.66	0.66	2.22	20

The accompanying notes are an integral part of these financial statements.

90

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

The Hartford Growth Opportunities Fund

For the Year Ended October 31, 2019
A	$45.89	$(0.25)	$4.35	$4.10	$—	$(10.54)	$(10.54)	$39.45	13.64%	$2,089,246	1.12%	1.11%		(0.64)%		66%
C	29.36	(0.29)	1.97	1.68	—	(10.54)	(10.54)	20.50	12.79	281,545	1.86	1.86		(1.39)		66
I	47.99	(0.16)	4.66	4.50	—	(10.54)	(10.54)	41.95	13.94	1,500,756	0.85	0.85		(0.38)		66
R3	45.98	(0.39)	4.36	3.97	—	(10.54)	(10.54)	39.41	13.25	44,757	1.47	1.46		(1.00)		66
R4	48.38	(0.29)	4.71	4.42	—	(10.54)	(10.54)	42.26	13.57	67,104	1.15	1.15		(0.69)		66
R5	50.48	(0.17)	5.01	4.84	—	(10.54)	(10.54)	44.78	13.92	25,396	0.85	0.85		(0.39)		66
R6	51.18	(0.13)	5.12	4.99	—	(10.54)	(10.54)	45.63	14.03	22,765	0.75	0.75		(0.29)		66
Y	51.18	(0.15)	5.13	4.98	—	(10.54)	(10.54)	45.62	14.00	164,390	0.83	0.79		(0.33)		66
F	48.07	(0.12)	4.68	4.56	—	(10.54)	(10.54)	42.09	14.07	526,379	0.74	0.74		(0.28)		66

For the Year Ended October 31, 2018
A	$46.20	$(0.29)	$3.86	$3.57	$—	$(3.88)	$(3.88)	$45.89	8.31%	$2,013,200	1.11%	1.11%		(0.61)%		122%
C	31.15	(0.41)	2.50	2.09	—	(3.88)	(3.88)	29.36	7.49	321,653	1.85	1.85		(1.35)		122
I	48.01	(0.17)	4.03	3.86	—	(3.88)	(3.88)	47.99	8.62	1,674,141	0.84	0.84		(0.34)		122
R3	46.43	(0.45)	3.88	3.43	—	(3.88)	(3.88)	45.98	7.94	47,707	1.46	1.45		(0.95)		122
R4	48.52	(0.32)	4.06	3.74	—	(3.88)	(3.88)	48.38	8.28	79,229	1.15	1.15		(0.65)		122
R5	50.31	(0.18)	4.23	4.05	—	(3.88)	(3.88)	50.48	8.60	19,708	0.86	0.86		(0.35)		122
R6	50.91	(0.14)	4.29	4.15	—	(3.88)	(3.88)	51.18	8.71	12,061	0.75	0.75		(0.26)		122
Y	50.92	(0.15)	4.29	4.14	—	(3.88)	(3.88)	51.18	8.68	127,721	0.78	0.78		(0.28)		122
F	48.05	(0.12)	4.02	3.90	—	(3.88)	(3.88)	48.07	8.71	401,565	0.75	0.75		(0.25)		122

For the Year Ended October 31, 2017
A	$37.66	$(0.23)	$10.17	$9.94	$—	$(1.40)	$(1.40)	$46.20	27.40%	$1,914,743	1.11%	1.10%		(0.57)%		119%
C	26.03	(0.36)	6.88	6.52	—	(1.40)	(1.40)	31.15	26.46	412,184	1.86	1.86		(1.32)		119
I	39.00	(0.15)	10.56	10.41	—	(1.40)	(1.40)	48.01	27.67	1,546,058	0.89	0.89		(0.35)		119
R3	37.96	(0.37)	10.24	9.87	—	(1.40)	(1.40)	46.43	26.95	48,315	1.46	1.45		(0.92)		119
R4	39.50	(0.26)	10.68	10.42	—	(1.40)	(1.40)	48.52	27.33	81,413	1.15	1.15		(0.62)		119
R5	40.78	(0.14)	11.07	10.93	—	(1.40)	(1.40)	50.31	27.74	16,530	0.86	0.85		(0.32)		119
R6	41.21	(0.12)	11.22	11.10	—	(1.40)	(1.40)	50.91	27.86	4,554	0.76	0.75		(0.26)		119
Y	41.23	(0.09)	11.18	11.09	—	(1.40)	(1.40)	50.92	27.83	104,645	0.77	0.77		(0.22)		119
F(5)	40.07	(0.10)	8.08	7.98	—	—	—	48.05	19.92 (6)	617,087	0.75 (7)	0.75	(7)	(0.34	)(7)	119

For the Year Ended October 31, 2016
A	$40.68	$(0.20)	$0.55	$0.35	$—	$(3.37)	$(3.37)	$37.66	1.04%	$1,747,532	1.14%	1.14	%(13)	(0.55)%		117%
B	29.08	(0.37)	0.35	(0.02)	—	(3.37)	(3.37)	25.69	0.09	4,249	2.09	2.06	(13)	(1.45)		117
C	29.37	(0.33)	0.36	0.03	—	(3.37)	(3.37)	26.03	0.28	420,107	1.89	1.89	(13)	(1.29)		117
I	41.98	(0.12)	0.57	0.45	(0.06)	(3.37)	(3.43)	39.00	1.25	1,726,408	0.93	0.93	(13)	(0.32)		117
R3	41.11	(0.33)	0.55	0.22	—	(3.37)	(3.37)	37.96	0.71	47,559	1.47	1.47	(13)	(0.87)		117
R4	42.51	(0.22)	0.58	0.36	—	(3.37)	(3.37)	39.50	1.02	72,213	1.17	1.17	(13)	(0.57)		117
R5	43.73	(0.08)	0.57	0.49	(0.07)	(3.37)	(3.44)	40.78	1.30	14,791	0.87	0.86	(13)	(0.20)		117
R6	44.15	(0.07)	0.61	0.54	(0.11)	(3.37)	(3.48)	41.21	1.40	942	0.77	0.77	(13)	(0.17)		117
Y	44.17	(0.08)	0.62	0.54	(0.11)	(3.37)	(3.48)	41.23	1.40	231,037	0.77	0.77	(13)	(0.19)		117

For the Year Ended October 31, 2015
A	$43.76	$(0.17)	$4.82	$4.65	$—	$(7.73)	$(7.73)	$40.68	12.72%	$1,853,433	1.12%	1.12%		(0.42)%		93%
B	33.71	(0.39)	3.49	3.10	—	(7.73)	(7.73)	29.08	11.72	15,256	2.04	2.03		(1.32)		93
C	33.91	(0.34)	3.53	3.19	—	(7.73)	(7.73)	29.37	11.95	401,542	1.86	1.86		(1.17)		93
I	44.82	(0.09)	4.98	4.89	—	(7.73)	(7.73)	41.98	12.99	2,433,134	0.89	0.89		(0.21)		93
R3	44.25	(0.31)	4.90	4.59	—	(7.73)	(7.73)	41.11	12.39	44,347	1.45	1.45		(0.76)		93
R4	45.39	(0.19)	5.04	4.85	—	(7.73)	(7.73)	42.51	12.70	60,775	1.15	1.15		(0.45)		93
R5	46.36	(0.07)	5.17	5.10	—	(7.73)	(7.73)	43.73	13.02	123,897	0.84	0.84		(0.15)		93
R6(9)	47.09	(0.06)	4.85	4.79	—	(7.73)	(7.73)	44.15	12.16 (6)	11	0.82 (7)	0.82	(7)	(0.14	)(7)	93
Y	46.70	(0.04)	5.24	5.20	—	(7.73)	(7.73)	44.17	13.16	188,938	0.75	0.75		(0.09)		93

The accompanying notes are an integral part of these financial statements.

91

Hartford Domestic Equity Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —	— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford Healthcare Fund

For the Year Ended October 31, 2019
A	$34.38	$(0.10)	$3.83	$3.73	$—	$(2.48)	$(2.48)	$35.63	12.02%	$666,181	1.30%	1.30%	(0.30)%	35%
C	27.98	(0.28)	3.02	2.74	—	(2.48)	(2.48)	28.24	11.17	138,539	2.05	2.05	(1.06)	35
I	36.11	0.00	(21)	4.05	4.05	—	(2.48)	(2.48)	37.68	12.36	297,000	1.01	1.01	(0.01)	35
R3	35.32	(0.21)	3.93	3.72	—	(2.48)	(2.48)	36.56	11.66	33,948	1.62	1.62	(0.62)	35
R4	37.12	(0.12)	4.17	4.05	—	(2.48)	(2.48)	38.69	12.00	26,699	1.32	1.32	(0.32)	35
R5	38.82	(0.01)	4.38	4.37	—	(2.48)	(2.48)	40.71	12.32	6,170	1.02	1.02	(0.04)	35
R6(14)	39.22	0.02	2.04	2.06	—	—	—	41.28	5.25	(6)	1,341	0.91	(7)	0.91	(7)	0.06	(7)	35
Y	39.29	0.01	4.45	4.46	—	(2.48)	(2.48)	41.27	12.40	72,515	0.97	0.96	0.03	35
F	36.17	0.02	4.08	4.10	—	(2.48)	(2.48)	37.79	12.48	29,108	0.91	0.91	0.06	35

For the Year Ended October 31, 2018
A	$34.86	$(0.14)	$1.45	$1.31	$—	$(1.79)	$(1.79)	$34.38	3.86%	$682,175	1.28%	1.28%	(0.40)%	27%
C	28.90	(0.33)	1.20	0.87	—	(1.79)	(1.79)	27.98	3.10	160,084	2.03	2.02	(1.13)	27
I	36.43	(0.04)	1.51	1.47	—	(1.79)	(1.79)	36.11	4.15	379,392	1.00	1.00	(0.11)	27
R3	35.87	(0.26)	1.50	1.24	—	(1.79)	(1.79)	35.32	3.55	38,412	1.61	1.61	(0.72)	27
R4	37.50	(0.16)	1.57	1.41	—	(1.79)	(1.79)	37.12	3.86	32,373	1.30	1.30	(0.42)	27
R5	39.03	(0.05)	1.63	1.58	—	(1.79)	(1.79)	38.82	4.15	7,757	1.02	1.02	(0.13)	27
Y	39.45	(0.01)	1.64	1.63	—	(1.79)	(1.79)	39.29	4.24	52,896	0.92	0.92	(0.03)	27
F	36.45	—	1.51	1.51	—	(1.79)	(1.79)	36.17	4.26	76,003	0.90	0.90	(0.01)	27

For the Year Ended October 31, 2017
A	$30.96	$(0.12)	$7.04	$6.92	$—	$(3.02)	$(3.02)	$34.86	24.28%	$714,694	1.29%	1.29%	(0.36)%	23%
C	26.34	(0.30)	5.88	5.58	—	(3.02)	(3.02)	28.90	23.37	242,421	2.04	2.03	(1.10)	23
I	32.15	(0.04)	7.34	7.30	—	(3.02)	(3.02)	36.43	24.59	351,686	1.03	1.03	(0.11)	23
R3	31.87	(0.23)	7.25	7.02	—	(3.02)	(3.02)	35.87	23.87	45,673	1.61	1.61	(0.68)	23
R4	33.10	(0.13)	7.55	7.42	—	(3.02)	(3.02)	37.50	24.22	35,927	1.31	1.31	(0.38)	23
R5	34.23	(0.03)	7.85	7.82	—	(3.02)	(3.02)	39.03	24.62	6,888	1.01	1.01	(0.08)	23
Y	34.54	(0.01)	7.94	7.93	—	(3.02)	(3.02)	39.45	24.72	45,193	0.93	0.93	(0.02)	23
F(5)	33.96	0.01	2.48	2.49	—	—	—	36.45	7.33	(6)	61,710	0.90	(7)	0.90	(7)	0.04	(7)	23

For the Year Ended October 31, 2016
A	$38.70	$(0.12)	$(2.52)	$(2.64)	$(0.55)	$(4.55)	$(5.10)	$30.96	(8.11)%	$757,038	1.33%	1.33%	(0.36)%	35%
B	33.41	(0.36)	(2.15)	(2.51)	(0.13)	(4.55)	(4.68)	26.22	(8.94)	2,056	2.24	2.22	(1.26)	35
C	33.73	(0.31)	(2.15)	(2.46)	(0.38)	(4.55)	(4.93)	26.34	(8.78)	254,009	2.06	2.06	(1.10)	35
I	39.98	(0.03)	(2.61)	(2.64)	(0.64)	(4.55)	(5.19)	32.15	(7.86)	228,463	1.07	1.07	(0.09)	35
R3	39.69	(0.22)	(2.61)	(2.83)	(0.44)	(4.55)	(4.99)	31.87	(8.38)	43,993	1.62	1.62	(0.66)	35
R4	41.01	(0.13)	(2.69)	(2.82)	(0.54)	(4.55)	(5.09)	33.10	(8.09)	38,273	1.32	1.32	(0.36)	35
R5	42.22	(0.02)	(2.79)	(2.81)	(0.63)	(4.55)	(5.18)	34.23	(7.82)	5,342	1.03	1.03	(0.06)	35
Y	42.54	0.02	(2.80)	(2.78)	(0.67)	(4.55)	(5.22)	34.54	(7.72)	51,125	0.92	0.92	0.05	35

For the Year Ended October 31, 2015
A	$36.60	$(0.18)	$4.77	$4.59	$—	$(2.49)	$(2.49)	$38.70	13.19%	$914,414	1.28%	1.28%	(0.46)%	39%
B	32.18	(0.46)	4.18	3.72	—	(2.49)	(2.49)	33.41	12.23	6,239	2.15	2.15	(1.35)	39
C	32.42	(0.41)	4.21	3.80	—	(2.49)	(2.49)	33.73	12.40	310,668	2.02	2.02	(1.19)	39
I	37.63	(0.07)	4.91	4.84	—	(2.49)	(2.49)	39.98	13.51	266,553	1.01	1.01	(0.18)	39
R3	37.58	(0.31)	4.91	4.60	—	(2.49)	(2.49)	39.69	12.85	59,135	1.61	1.61	(0.78)	39
R4	38.64	(0.20)	5.06	4.86	—	(2.49)	(2.49)	41.01	13.19	51,253	1.30	1.30	(0.48)	39
R5	39.60	(0.08)	5.19	5.11	—	(2.49)	(2.49)	42.22	13.52	5,326	1.01	1.01	(0.18)	39
Y	39.85	(0.03)	5.21	5.18	—	(2.49)	(2.49)	42.54	13.64	8,834	0.90	0.90	(0.08)	39

The accompanying notes are an integral part of these financial statements.

92

Hartford Domestic Equity Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —	— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford MidCap Fund

For the Year Ended October 31, 2019
A	$30.03	$(0.09)	$3.80	$3.71	$—	$(3.40)	$(3.40)	$30.34	14.93%	$2,820,971	1.11%	1.10%	(0.32)%	31%
C	21.90	(0.22)	2.55	2.33	—	(3.40)	(3.40)	20.83	14.10	498,057	1.86	1.86	(1.08)	31
I	30.91	(0.02)	3.94	3.92	—	(3.40)	(3.40)	31.43	15.25	4,168,592	0.85	0.85	(0.06)	31
R3	33.31	(0.22)	4.29	4.07	—	(3.40)	(3.40)	33.98	14.54	96,409	1.45	1.45	(0.67)	31
R4	34.59	(0.12)	4.50	4.38	—	(3.40)	(3.40)	35.57	14.89	266,390	1.16	1.14	(0.36)	31
R5	35.55	(0.02)	4.64	4.62	—	(3.40)	(3.40)	36.77	15.23	497,712	0.84	0.84	(0.07)	31
R6	35.90	0.02	4.70	4.72	—	(3.40)	(3.40)	37.22	15.37	1,731,890	0.74	0.74	0.04	31
Y	35.87	0.00	(21)	4.70	4.70	—	(3.40)	(3.40)	37.17	15.32	1,571,851	0.82	0.78	0.01	31
F	30.96	0.01	3.95	3.96	—	(3.40)	(3.40)	31.52	15.36	2,259,594	0.74	0.74	0.04	31

For the Year Ended October 31, 2018
A	$30.36	$(0.12)	$1.20	$1.08	$—	$(1.41)	$(1.41)	$30.03	3.63%	$2,592,610	1.11%	1.10%	(0.39)%	37%
C	22.67	(0.27)	0.91	0.64	—	(1.41)	(1.41)	21.90	2.84	580,708	1.85	1.85	(1.14)	37
I	31.12	(0.03)	1.23	1.20	—	(1.41)	(1.41)	30.91	3.91	3,666,464	0.82	0.82	(0.11)	37
R3	33.64	(0.26)	1.34	1.08	—	(1.41)	(1.41)	33.31	3.23	102,632	1.46	1.46	(0.75)	37
R4	34.78	(0.16)	1.38	1.22	—	(1.41)	(1.41)	34.59	3.57	289,049	1.16	1.15	(0.43)	37
R5	35.59	(0.05)	1.42	1.37	—	(1.41)	(1.41)	35.55	3.89	468,146	0.85	0.85	(0.13)	37
R6	35.90	(0.01)	1.42	1.41	—	(1.41)	(1.41)	35.90	3.97	1,014,518	0.75	0.75	(0.04)	37
Y	35.88	(0.02)	1.42	1.40	—	(1.41)	(1.41)	35.87	3.95	1,934,520	0.78	0.78	(0.06)	37
F	31.15	(0.01)	1.23	1.22	—	(1.41)	(1.41)	30.96	3.97	1,648,425	0.75	0.75	(0.03)	37

For the Year Ended October 31, 2017
A	$24.25	$(0.11)	$7.00	$6.89	$—	$(0.78)	$(0.78)	$30.36	29.02%	$2,482,275	1.13%	1.12%	(0.38)%	30%
C	18.42	(0.23)	5.26	5.03	—	(0.78)	(0.78)	22.67	28.07	717,521	1.87	1.87	(1.12)	30
I	24.79	(0.05)	7.16	7.11	—	(0.78)	(0.78)	31.12	29.28	2,996,705	1.02	0.89	(0.17)	30
R3	26.88	(0.22)	7.76	7.54	—	(0.78)	(0.78)	33.64	28.59	90,582	1.47	1.47	(0.73)	30
R4	27.69	(0.14)	8.01	7.87	—	(0.78)	(0.78)	34.78	28.95	263,236	1.16	1.16	(0.43)	30
R5	28.24	(0.04)	8.17	8.13	—	(0.78)	(0.78)	35.59	29.32	356,166	0.86	0.86	(0.14)	30
R6	28.45	(0.05)	8.28	8.23	—	(0.78)	(0.78)	35.90	29.45	431,183	0.76	0.76	(0.14)	30
Y	28.44	(0.01)	8.23	8.22	—	(0.78)	(0.78)	35.88	29.43	1,847,676	0.78	0.78	(0.04)	30
F(5)	27.52	(0.03)	3.66	3.63	—	—	—	31.15	13.19	(6)	1,244,732	0.76	(7)	0.76	(7)	(0.15	)(7)	30

For the Year Ended October 31, 2016
A	$26.47	$(0.07)	$(0.22)	$(0.29)	$—	$(1.93)	$(1.93)	$24.25	(0.79)%	$2,041,826	1.17%	1.17%	(0.29)%	31%
B	20.13	(0.21)	(0.19)	(0.40)	—	(1.93)	(1.93)	17.80	(1.66)	16,842	2.06	2.06	(1.16)	31
C	20.73	(0.18)	(0.20)	(0.38)	—	(1.93)	(1.93)	18.42	(1.50)	611,311	1.89	1.89	(1.01)	31
I	26.96	(0.04)	(0.20)	(0.24)	—	(1.93)	(1.93)	24.79	(0.57)	1,725,700	1.02	1.02	(0.18)	31
R3	29.20	(0.16)	(0.23)	(0.39)	—	(1.93)	(1.93)	26.88	(1.07)	71,711	1.48	1.48	(0.59)	31
R4	29.93	(0.08)	(0.23)	(0.31)	—	(1.93)	(1.93)	27.69	(0.76)	165,137	1.18	1.18	(0.30)	31
R5	30.39	—	(0.22)	(0.22)	—	(1.93)	(1.93)	28.24	(0.47)	193,533	0.87	0.87	—	31
R6	30.58	—	(0.20)	(0.20)	—	(1.93)	(1.93)	28.45	(0.36)	26,352	0.77	0.77	0.01	31
Y	30.57	0.03	(0.23)	(0.20)	—	(1.93)	(1.93)	28.44	(0.36)	1,490,965	0.77	0.77	0.10	31

For the Year Ended October 31, 2015
A	$27.38	$(0.09)	$1.85	$1.76	$—	$(2.67)	$(2.67)	$26.47	7.28%	$2,048,529	1.14%	1.14%	(0.35)%	29%
B	21.65	(0.25)	1.40	1.15	—	(2.67)	(2.67)	20.13	6.28	24,665	2.03	2.03	(1.22)	29
C	22.18	(0.23)	1.45	1.22	—	(2.67)	(2.67)	20.73	6.46	626,345	1.88	1.88	(1.09)	29
I	27.78	(0.02)	1.87	1.85	—	(2.67)	(2.67)	26.96	7.52	702,566	0.87	0.87	(0.09)	29
R3	30.02	(0.20)	2.05	1.85	—	(2.67)	(2.67)	29.20	6.91	76,925	1.47	1.47	(0.69)	29
R4	30.61	(0.11)	2.10	1.99	—	(2.67)	(2.67)	29.93	7.26	135,698	1.16	1.16	(0.39)	29
R5	30.96	(0.03)	2.13	2.10	—	(2.67)	(2.67)	30.39	7.59	164,879	0.86	0.86	(0.09)	29
R6(9)	31.11	(0.04)	2.18	2.14	—	(2.67)	(2.67)	30.58	7.65	(6)	1,230	0.77	(7)	0.77	(7)	(0.13	)(7)	29
Y	31.10	0.01	2.13	2.14	—	(2.67)	(2.67)	30.57	7.66	1,201,917	0.76	0.76	0.04	29

The accompanying notes are an integral part of these financial statements.

93

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford MidCap Value Fund

For the Year Ended October 31, 2019
A	$14.54	$0.08	$1.44	$1.52	$(0.04)	$(1.59)	$(1.63)	$14.43	12.74%	$309,996	1.23%	1.23%		0.61%	55%
C	11.97	(0.02)	1.15	1.13	—	(1.59)	(1.59)	11.51	11.99	15,910	1.99	1.99		(0.14)	55
I	14.68	0.13	1.46	1.59	(0.08)	(1.59)	(1.67)	14.60	13.20	31,173	0.89	0.89		0.95	55
R3	15.23	0.05	1.53	1.58	—	(1.59)	(1.59)	15.22	12.42	8,034	1.52	1.52		0.33	55
R4	15.55	0.09	1.57	1.66	(0.04)	(1.59)	(1.63)	15.58	12.77	11,865	1.21	1.21		0.64	55
R5	15.76	0.16	1.57	1.73	(0.08)	(1.59)	(1.67)	15.82	13.14	1,592	0.92	0.92		1.06	55
Y	15.80	0.15	1.60	1.75	(0.09)	(1.59)	(1.68)	15.87	13.23	12,624	0.89	0.85		0.98	55
F	14.69	0.14	1.46	1.60	(0.10)	(1.59)	(1.69)	14.60	13.27	314,566	0.80	0.80		1.03	55

For the Year Ended October 31, 2018
A	$15.62	$0.03	$(0.72)	$(0.69)	$—	$(0.39)	$(0.39)	$14.54	(4.56)%	$284,646	1.22%	1.22%		0.18%	49%
C	13.03	(0.07)	(0.60)	(0.67)	—	(0.39)	(0.39)	11.97	(5.26)	17,909	1.98	1.97		(0.57)	49
I	15.72	0.08	(0.73)	(0.65)	—	(0.39)	(0.39)	14.68	(4.27)	34,656	0.90	0.90		0.50	49
R3	16.39	(0.02)	(0.75)	(0.77)	—	(0.39)	(0.39)	15.23	(4.84)	9,555	1.52	1.52		(0.13)	49
R4	16.68	0.03	(0.77)	(0.74)	—	(0.39)	(0.39)	15.55	(4.52)	11,639	1.22	1.22		0.18	49
R5	16.88	0.08	(0.78)	(0.70)	(0.03)	(0.39)	(0.42)	15.76	(4.32)	8,087	0.91	0.91		0.48	49
Y	16.93	0.09	(0.79)	(0.70)	(0.04)	(0.39)	(0.43)	15.80	(4.23)	11,371	0.86	0.86		0.52	49
F	15.76	0.10	(0.73)	(0.63)	(0.05)	(0.39)	(0.44)	14.69	(4.18)	252,917	0.80	0.80		0.61	49

For the Year Ended October 31, 2017
A	$13.98	$0.01	$2.65	$2.66	$—	$(1.02)	$(1.02)	$15.62	19.67%	$291,082	1.23%	1.23%		0.06%	40%
C	11.90	(0.08)	2.23	2.15	—	(1.02)	(1.02)	13.03	18.66	35,520	1.96	1.96		(0.67)	40
I	14.09	0.03	2.67	2.70	(0.05)	(1.02)	(1.07)	15.72	19.81	43,342	1.20	1.10		0.20	40
R3	14.67	(0.04)	2.78	2.74	—	(1.02)	(1.02)	16.39	19.26	11,923	1.52	1.52		(0.23)	40
R4	14.87	0.01	2.82	2.83	—	(1.02)	(1.02)	16.68	19.58	12,637	1.21	1.21		0.08	40
R5	15.03	0.06	2.86	2.92	(0.05)	(1.02)	(1.07)	16.88	20.06	11,445	0.91	0.91		0.38	40
Y	15.07	0.08	2.86	2.94	(0.06)	(1.02)	(1.08)	16.93	20.10	28,403	0.82	0.82		0.48	40
F(5)	14.97	0.05	0.74	0.79	—	—	—	15.76	5.28 (6)	238,682	0.81 (7)	0.81	(7)	0.46 (7)	40

For the Year Ended October 31, 2016
A	$15.11	$0.03	$(0.03)	$—	$(0.02)	$(1.11)	$(1.13)	$13.98	0.18%	$246,023	1.30%	1.30	%(15)	0.18%	56%
B	13.15	(0.07)	(0.03)	(0.10)	—	(1.11)	(1.11)	11.94	(0.57)	637	2.42	2.12	(15)	(0.63)	56
C	13.09	(0.06)	(0.02)	(0.08)	—	(1.11)	(1.11)	11.90	(0.42)	35,965	2.02	2.02	(15)	(0.54)	56
I	15.22	0.05	(0.01)	0.04	(0.06)	(1.11)	(1.17)	14.09	0.48	83,155	1.06	1.06	(15)	0.39	56
R3	15.82	(0.01)	(0.03)	(0.04)	—	(1.11)	(1.11)	14.67	(0.07)	11,396	1.56	1.56	(15)	(0.07)	56
R4	15.99	0.03	(0.02)	0.01	(0.02)	(1.11)	(1.13)	14.87	0.30	13,448	1.25	1.25	(15)	0.23	56
R5	16.15	0.08	(0.03)	0.05	(0.06)	(1.11)	(1.17)	15.03	0.54	9,831	0.95	0.95	(15)	0.52	56
Y	16.19	0.09	(0.03)	0.06	(0.07)	(1.11)	(1.18)	15.07	0.63	79,990	0.85	0.85	(15)	0.63	56

For the Year Ended October 31, 2015
A	$16.73	$0.02	$0.25	$0.27	$(0.02)	$(1.87)	$(1.89)	$15.11	2.28%	$229,953	1.25%	1.25%		0.11%	33%
B	14.91	(0.10)	0.21	0.11	—	(1.87)	(1.87)	13.15	1.37	1,417	2.28	2.09		(0.75)	33
C	14.84	(0.08)	0.20	0.12	—	(1.87)	(1.87)	13.09	1.45	41,149	1.97	1.97		(0.62)	33
I	16.85	0.07	0.25	0.32	(0.08)	(1.87)	(1.95)	15.22	2.57	29,987	0.92	0.92		0.42	33
R3	17.45	(0.03)	0.27	0.24	—	(1.87)	(1.87)	15.82	1.97	10,204	1.52	1.52		(0.19)	33
R4	17.61	0.02	0.27	0.29	(0.04)	(1.87)	(1.91)	15.99	2.26	11,711	1.21	1.21		0.15	33
R5	17.75	0.07	0.28	0.35	(0.08)	(1.87)	(1.95)	16.15	2.62	7,564	0.92	0.92		0.44	33
Y	17.78	0.09	0.28	0.37	(0.09)	(1.87)	(1.96)	16.19	2.73	158,691	0.81	0.81		0.54	33

The accompanying notes are an integral part of these financial statements.

94

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Quality Value Fund

For the Year Ended October 31, 2019
A	$20.00	$0.38	$1.99		$2.37	$(0.28)	$(0.98)	$(1.26)	$21.11	13.10%		$169,771	1.00%	0.90%		1.95%	23%
C	17.12	0.20	1.71		1.91	—	(0.98)	(0.98)	18.05	12.23		6,834	1.76	1.67		1.21	23
I	19.78	0.45	1.94		2.39	(0.34)	(0.98)	(1.32)	20.85	13.49		12,796	0.65	0.56		2.30	23
R3	20.29	0.34	2.01		2.35	(0.21)	(0.98)	(1.19)	21.45	12.78		1,240	1.27	1.16		1.69	23
R4	20.49	0.40	2.04		2.44	(0.27)	(0.98)	(1.25)	21.68	13.17		6,014	0.95	0.86		1.99	23
R5	20.67	0.47	2.04		2.51	(0.33)	(0.98)	(1.31)	21.87	13.46		230	0.67	0.58		2.33	23
R6	20.74	0.47	2.06		2.53	(0.36)	(0.98)	(1.34)	21.93	13.57		34	0.56	0.46		2.26	23
Y	20.72	0.47	2.05		2.52	(0.35)	(0.98)	(1.33)	21.91	13.50		622	0.64	0.55		2.29	23
F	19.77	0.48	1.92		2.40	(0.36)	(0.98)	(1.34)	20.83	13.58		11,040	0.55	0.46		2.52	23

For the Year Ended October 31, 2018
A	$20.49	$0.31	$0.16		$0.47	$(0.20)	$(0.76)	$(0.96)	$20.00	2.25%		$164,325	1.06%	1.04%		1.52%	85%
C	17.67	0.14	0.15		0.29	(0.08)	(0.76)	(0.84)	17.12	1.53		9,082	1.81	1.79		0.80	85
I	20.25	0.38	0.16		0.54	(0.25)	(0.76)	(1.01)	19.78	2.60		12,974	0.71	0.69		1.87	85
R3	20.70	0.26	0.17		0.43	(0.08)	(0.76)	(0.84)	20.29	2.03		1,075	1.34	1.30		1.26	85
R4	20.95	0.33	0.16		0.49	(0.19)	(0.76)	(0.95)	20.49	2.29		6,014	1.04	1.01		1.55	85
R5	21.13	0.38	0.17		0.55	(0.25)	(0.76)	(1.01)	20.67	2.57		504	0.74	0.72		1.76	85
R6(16)	20.99	0.28	(0.53	)(17)	(0.25)	—	—	—	20.74	(1.19	)(6)	10	0.61 (7)	0.59	(7)	1.95 (7)	85
Y	21.19	0.40	0.17		0.57	(0.28)	(0.76)	(1.04)	20.72	2.65		601	0.68	0.66		1.90	85
F	20.26	0.39	0.17		0.56	(0.29)	(0.76)	(1.05)	19.77	2.71		88,336	0.62	0.60		1.94	85

For the Year Ended October 31, 2017
A	$17.94	$0.19	$2.64		$2.83	$(0.14)	$(0.14)	$(0.28)	$20.49	15.89%		$180,059	1.20%	1.20%		0.95%	39%
C	15.52	0.04	2.28		2.32	(0.03)	(0.14)	(0.17)	17.67	15.05		20,312	1.93	1.93		0.22	39
I	17.75	0.24	2.60		2.84	(0.20)	(0.14)	(0.34)	20.25	16.19		15,561	0.94	0.94		1.22	39
R3	18.13	0.13	2.66		2.79	(0.08)	(0.14)	(0.22)	20.70	15.48		1,448	1.54	1.53		0.63	39
R4	18.34	0.19	2.70		2.89	(0.14)	(0.14)	(0.28)	20.95	15.87		7,550	1.20	1.20		0.96	39
R5	18.49	0.23	2.75		2.98	(0.20)	(0.14)	(0.34)	21.13	16.25		480	0.91	0.91		1.17	39
Y	18.55	0.27	2.73		3.00	(0.22)	(0.14)	(0.36)	21.19	16.32		1,052	0.83	0.83		1.31	39
F(5)	19.58	0.16	0.52		0.68	—	—	—	20.26	3.47	(6)	12,030	0.80 (7)	0.80	(7)	1.17 (7)	39

For the Year Ended October 31, 2016
A	$18.66	$0.16	$0.57		$0.73	$(0.21)	$(1.24)	$(1.45)	$17.94	4.71%		$187,475	1.25%	1.25	%(18)	0.93%	41%
B	16.45	0.02	0.48		0.50	(0.01)	(1.24)	(1.25)	15.70	3.75		695	2.41	2.11	(18)	0.11	41
C	16.34	0.03	0.49		0.52	(0.10)	(1.24)	(1.34)	15.52	3.93		22,223	1.97	1.97	(18)	0.21	41
I	18.47	0.21	0.57		0.78	(0.26)	(1.24)	(1.50)	17.75	5.03		19,139	0.92	0.92	(18)	1.23	41
R3	18.83	0.11	0.58		0.69	(0.15)	(1.24)	(1.39)	18.13	4.39		2,783	1.54	1.54	(18)	0.64	41
R4	19.03	0.17	0.59		0.76	(0.21)	(1.24)	(1.45)	18.34	4.73		8,720	1.22	1.22	(18)	0.96	41
R5	19.19	0.22	0.59		0.81	(0.27)	(1.24)	(1.51)	18.49	5.04		2,025	0.92	0.92	(18)	1.27	41
Y	19.24	0.26	0.58		0.84	(0.29)	(1.24)	(1.53)	18.55	5.14		845	0.81	0.81	(18)	1.46	41

For the Year Ended October 31, 2015
A	$20.45	$0.21	$(0.47)		$(0.26)	$(0.13)	$(1.40)	$(1.53)	$18.66	(1.20)%		$207,339	1.21%	1.21%		1.10%	55%
B	18.22	0.03	(0.40)		(0.37)	—	(1.40)	(1.40)	16.45	(1.94)		1,909	2.28	1.97		0.19	55
C	18.14	0.06	(0.42)		(0.36)	(0.04)	(1.40)	(1.44)	16.34	(1.90)		26,763	1.93	1.93		0.36	55
I	20.25	0.27	(0.45)		(0.18)	(0.20)	(1.40)	(1.60)	18.47	(0.78)		27,168	0.88	0.88		1.41	55
R3	20.62	0.15	(0.46)		(0.31)	(0.08)	(1.40)	(1.48)	18.83	(1.45)		3,657	1.52	1.49		0.79	55
R4	20.82	0.22	(0.47)		(0.25)	(0.14)	(1.40)	(1.54)	19.03	(1.11)		11,942	1.19	1.18		1.11	55
R5	20.95	0.28	(0.48)		(0.20)	(0.16)	(1.40)	(1.56)	19.19	(0.87)		2,487	0.90	0.88		1.41	55
Y	21.03	0.30	(0.49)		(0.19)	(0.20)	(1.40)	(1.60)	19.24	(0.77)		1,618	0.79	0.79		1.50	55

The accompanying notes are an integral part of these financial statements.

95

Hartford Domestic Equity Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —	— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford Small Cap Growth Fund

For the Year Ended October 31, 2019
A	$55.20	$(0.21)	$2.62	$2.41	$—	$(11.90)	$(11.90)	$45.71	8.99%	$195,314	1.24%	1.24%	(0.46)%	48%
C	41.81	(0.34)	1.33	0.99	—	(11.90)	(11.90)	30.90	8.27	15,722	1.89	1.89	(1.11)	48
I	57.17	(0.02)	2.80	2.78	—	(11.90)	(11.90)	48.05	9.41	191,482	0.83	0.83	(0.05)	48
R3	54.70	(0.31)	2.56	2.25	—	(11.90)	(11.90)	45.05	8.72	10,036	1.47	1.47	(0.69)	48
R4	56.99	(0.18)	2.78	2.60	—	(11.90)	(11.90)	47.69	9.05	42,296	1.17	1.17	(0.39)	48
R5	59.48	(0.03)	3.02	2.99	—	(11.90)	(11.90)	50.57	9.40	82,624	0.85	0.85	(0.07)	48
R6	60.16	0.00	(21)	3.10	3.10	—	(11.90)	(11.90)	51.36	9.49	66,260	0.76	0.76	0.01	48
Y	60.20	(0.01)	3.10	3.09	—	(11.90)	(11.90)	51.39	9.44	365,867	0.82	0.80	(0.01)	48
F	57.30	0.01	2.82	2.83	—	(11.90)	(11.90)	48.23	9.49	46,533	0.76	0.76	0.02	48

For the Year Ended October 31, 2018
A	$57.24	$(0.33)	$1.03	$0.70	$—	$(2.74)	$(2.74)	$55.20	1.20%	$203,297	1.21%	1.20%	(0.56)%	66%
C	44.29	(0.55)	0.81	0.26	—	(2.74)	(2.74)	41.81	0.53	23,212	1.88	1.88	(1.22)	66
I	58.97	(0.10)	1.04	0.94	—	(2.74)	(2.74)	57.17	1.59	243,340	0.82	0.82	(0.16)	66
R3	56.89	(0.48)	1.03	0.55	—	(2.74)	(2.74)	54.70	0.94	13,210	1.47	1.47	(0.82)	66
R4	58.98	(0.31)	1.06	0.75	—	(2.74)	(2.74)	56.99	1.26	69,097	1.15	1.15	(0.50)	66
R5	61.26	(0.12)	1.08	0.96	—	(2.74)	(2.74)	59.48	1.56	94,887	0.85	0.85	(0.20)	66
R6	61.87	(0.09)	1.12	1.03	—	(2.74)	(2.74)	60.16	1.66	44,278	0.75	0.75	(0.14)	66
Y	61.93	(0.09)	1.10	1.01	—	(2.74)	(2.74)	60.20	1.63	358,049	0.79	0.79	(0.14)	66
F	59.06	(0.06)	1.04	0.98	—	(2.74)	(2.74)	57.30	1.66	47,999	0.75	0.75	(0.10)	66

For the Year Ended October 31, 2017
A	$44.55	$(0.25)	$13.25	$13.00	$—	$(0.31)	$(0.31)	$57.24	29.28%	$215,743	1.17%	1.16%	(0.48)%	56%
C	34.78	(0.48)	10.30	9.82	—	(0.31)	(0.31)	44.29	28.36	36,531	1.89	1.88	(1.19)	56
I	45.79	(0.18)	13.67	13.49	—	(0.31)	(0.31)	58.97	29.56	429,401	1.03	0.95	(0.33)	56
R3	44.42	(0.41)	13.19	12.78	—	(0.31)	(0.31)	56.89	28.87	14,427	1.48	1.48	(0.79)	56
R4	45.90	(0.26)	13.65	13.39	—	(0.31)	(0.31)	58.98	29.27	76,315	1.16	1.16	(0.48)	56
R5	47.52	(0.10)	14.15	14.05	—	(0.31)	(0.31)	61.26	29.67	118,794	0.86	0.86	(0.17)	56
R6	47.94	(0.06)	14.30	14.24	—	(0.31)	(0.31)	61.87	29.80	10,596	0.76	0.76	(0.11)	56
Y	48.00	(0.05)	14.29	14.24	—	(0.31)	(0.31)	61.93	29.76	370,006	0.78	0.78	(0.09)	56
F(5)	52.62	(0.09)	6.53	6.44	—	—	—	59.06	12.24	(6)	47,409	0.75	(7)	0.75	(7)	(0.24	)(7)	56

For the Year Ended October 31, 2016
A	$48.56	$(0.19)	$0.11	(17)	$(0.08)	$—	$(3.93)	$(3.93)	$44.55	0.02%	$197,738	1.25%	1.25%	(0.44)%	45%
B	39.35	(0.43)	0.05	(17)	(0.38)	—	(3.93)	(3.93)	35.04	(0.84)	606	2.35	2.09	(1.23)	45
C	39.03	(0.39)	0.07	(17)	(0.32)	—	(3.93)	(3.93)	34.78	(0.65)	37,807	1.94	1.94	(1.13)	45
I	49.68	(0.07)	0.11	(17)	0.04	—	(3.93)	(3.93)	45.79	0.28	137,606	0.99	0.99	(0.16)	45
R3	48.54	(0.30)	0.11	(17)	(0.19)	—	(3.93)	(3.93)	44.42	(0.24)	12,708	1.51	1.51	(0.70)	45
R4	49.87	(0.18)	0.14	(17)	(0.04)	—	(3.93)	(3.93)	45.90	0.09	66,273	1.19	1.19	(0.39)	45
R5	51.35	(0.04)	0.14	(17)	0.10	—	(3.93)	(3.93)	47.52	0.40	102,166	0.89	0.89	(0.09)	45
R6	51.73	(0.04)	0.18	(17)	0.14	—	(3.93)	(3.93)	47.94	0.46	4,072	0.79	0.79	(0.09)	45
Y	51.78	0.01	0.14	(17)	0.15	—	(3.93)	(3.93)	48.00	0.50	290,401	0.79	0.79	0.01	45

For the Year Ended October 31, 2015
A	$48.63	$(0.20)	$2.25	$2.05	$—	$(2.12)	$(2.12)	$48.56	4.37%	$243,999	1.21%	1.21%	(0.40)%	70%
B	40.12	(0.48)	1.83	1.35	—	(2.12)	(2.12)	39.35	3.54	1,500	2.20	2.03	(1.18)	70
C	39.77	(0.45)	1.83	1.38	—	(2.12)	(2.12)	39.03	3.62	49,549	1.91	1.91	(1.11)	70
I	49.55	(0.06)	2.31	2.25	—	(2.12)	(2.12)	49.68	4.70	209,184	0.92	0.92	(0.13)	70
R3	48.74	(0.36)	2.28	1.92	—	(2.12)	(2.12)	48.54	4.10	16,184	1.48	1.48	(0.70)	70
R4	49.86	(0.20)	2.33	2.13	—	(2.12)	(2.12)	49.87	4.44	74,037	1.17	1.17	(0.38)	70
R5	51.13	(0.05)	2.39	2.34	—	(2.12)	(2.12)	51.35	4.74	115,719	0.87	0.87	(0.10)	70
R6(9)	51.80	(0.02)	2.07	2.05	—	(2.12)	(2.12)	51.73	4.13	(6)	14	0.87	(7)	0.87	(7)	(0.05	)(7)	70
Y	51.49	0.01	2.40	2.41	—	(2.12)	(2.12)	51.78	4.84	314,145	0.77	0.77	0.02	70

The accompanying notes are an integral part of these financial statements.

96

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Small Cap Value Fund

For the Year Ended October 31, 2019
A	$13.65	$0.10	$(0.04)		$0.06	$(0.03)	$(3.33)	$(3.36)	$10.35	3.46%		$47,037	1.37%	1.27%		0.98%	140%
C	12.35	0.02	(0.08)		(0.06)	—	(3.33)	(3.33)	8.96	2.60		3,719	2.14	2.04		0.26	140
I	13.68	0.14	(0.05)		0.09	(0.07)	(3.33)	(3.40)	10.37	3.77		4,354	1.00	0.90		1.34	140
R3	14.02	0.09	(0.03)		0.06	(0.02)	(3.33)	(3.35)	10.73	3.31		609	1.62	1.42		0.82	140
R4	14.16	0.11	(0.03)		0.08	(0.02)	(3.33)	(3.35)	10.89	3.52		69	1.31	1.20		1.01	140
R5	14.16	0.16	(0.05)		0.11	(0.07)	(3.33)	(3.40)	10.87	3.82		11	1.01	0.90		1.44	140
R6	14.15	0.15	(0.02)		0.13	(0.08)	(3.33)	(3.41)	10.87	3.99		103	0.89	0.80		1.39	140
Y	14.15	0.16	(0.04)		0.12	(0.08)	(3.33)	(3.41)	10.86	3.94		572	0.97	0.85		1.43	140
F	13.68	0.15	(0.04)		0.11	(0.08)	(3.33)	(3.41)	10.38	3.99		48,425	0.89	0.80		1.43	140

For the Year Ended October 31, 2018
A	$14.13	$0.04	$0.10		$0.14	$(0.02)	$(0.60)	$(0.62)	$13.65	1.00%		$52,406	1.35%	1.29%		0.28%	68%
C	12.91	(0.06)	0.10		0.04	—	(0.60)	(0.60)	12.35	0.27		6,444	2.13	2.04		(0.44)	68
I	14.15	0.09	0.10		0.19	(0.06)	(0.60)	(0.66)	13.68	1.33		3,756	1.02	0.95		0.62	68
R3	14.50	0.03	0.09		0.12	—	(0.60)	(0.60)	14.02	0.82		529	1.62	1.43		0.18	68
R4	14.61	0.06	0.10		0.16	(0.01)	(0.60)	(0.61)	14.16	1.07		48	1.32	1.20		0.41	68
R5	14.63	0.10	0.10		0.20	(0.07)	(0.60)	(0.67)	14.16	1.39		36	1.02	0.90		0.71	68
R6(16)	13.99	0.05	0.11		0.16	—	—	—	14.15	1.14	(6)	10	0.91 (7)	0.84	(7)	0.47 (7)	68
Y	14.66	0.11	0.10		0.21	(0.12)	(0.60)	(0.72)	14.15	1.42		646	0.96	0.85		0.74	68
F	14.16	0.11	0.09		0.20	(0.08)	(0.60)	(0.68)	13.68	1.42		38,087	0.90	0.84		0.80	68

For the Year Ended October 31, 2017
A	$11.56	$0.04	$2.63		$2.67	$(0.10)	$—	$(0.10)	$14.13	23.19%		$53,057	1.28%	1.27%		0.32%	83%
C	10.58	(0.05)	2.40		2.35	(0.02)	—	(0.02)	12.91	22.24		11,081	2.03	2.01		(0.41)	83
I	11.58	0.08	2.63		2.71	(0.14)	—	(0.14)	14.15	23.53		3,225	1.01	1.00		0.60	83
R3	11.87	0.01	2.69		2.70	(0.07)	—	(0.07)	14.50	22.79		723	1.63	1.50		0.09	83
R4	11.94	0.05	2.70		2.75	(0.08)	—	(0.08)	14.61	23.11		113	1.36	1.20		0.36	83
R5	11.96	0.10	2.71		2.81	(0.14)	—	(0.14)	14.63	23.63		44	1.01	0.90		0.74	83
Y	12.00	0.11	2.71		2.82	(0.16)	—	(0.16)	14.66	23.58		1,242	0.86	0.85		0.78	83
F(5)	13.22	0.05	0.89		0.94	—	—	—	14.16	7.11	(6)	86,675	0.88 (7)	0.85	(7)	0.52 (7)	83

For the Year Ended October 31, 2016
A	$12.35	$0.10	$(0.15	)(17)	$(0.05)	$(0.02)	$(0.72)	$(0.74)	$11.56	(0.22)%		$46,270	1.35%	1.31	%(19)	0.85%	94%
B	11.58	0.01	(0.14	)(17)	(0.13)	—	(0.72)	(0.72)	10.73	(0.93)		798	2.25	2.06	(19)	0.10	94
C	11.43	0.01	(0.14	)(17)	(0.13)	—	(0.72)	(0.72)	10.58	(0.94)		10,410	2.08	2.06	(19)	0.11	94
I	12.38	0.13	(0.15	)(17)	(0.02)	(0.06)	(0.72)	(0.78)	11.58	0.05		2,582	1.01	1.00	(19)	1.17	94
R3	12.67	0.08	(0.16	)(17)	(0.08)	—	(0.72)	(0.72)	11.87	(0.43)		734	1.61	1.51	(19)	0.65	94
R4	12.72	0.11	(0.15	)(17)	(0.04)	(0.02)	(0.72)	(0.74)	11.94	(0.09)		267	1.30	1.21	(19)	0.96	94
R5	12.78	0.13	(0.14	)(17)	(0.01)	(0.09)	(0.72)	(0.81)	11.96	0.16		44	1.00	0.91	(19)	1.08	94
Y	12.77	0.16	(0.15	)(17)	0.01	(0.06)	(0.72)	(0.78)	12.00	0.31		110,028	0.88	0.86	(19)	1.36	94

For the Year Ended October 31, 2015
A	$13.89	$0.11	$(0.28)		$(0.17)	$(0.08)	$(1.29)	$(1.37)	$12.35	(1.17)%		$51,249	1.40%	1.29%		0.85%	112%
B	13.12	0.01	(0.26)		(0.25)	—	(1.29)	(1.29)	11.58	(1.92)		1,792	2.28	2.05		0.12	112
C	12.96	0.01	(0.25)		(0.24)	—	(1.29)	(1.29)	11.43	(1.86)		12,905	2.14	2.04		0.10	112
I(11)	13.40	0.08	(1.10)		(1.02)	—	—	—	12.38	(7.61	)(6)	2,429	1.12 (7)	0.99	(7)	1.01 (7)	112
R3	14.21	0.09	(0.28)		(0.19)	(0.06)	(1.29)	(1.35)	12.67	(1.29)		830	1.70	1.50		0.64	112
R4	14.26	0.13	(0.27)		(0.14)	(0.11)	(1.29)	(1.40)	12.72	(0.97)		608	1.37	1.20		0.94	112
R5	14.32	0.17	(0.29)		(0.12)	(0.13)	(1.29)	(1.42)	12.78	(0.75)		218	1.06	0.90		1.23	112
Y	14.31	0.16	(0.27)		(0.11)	(0.14)	(1.29)	(1.43)	12.77	(0.71)		1,312	0.96	0.85		1.23	112

The accompanying notes are an integral part of these financial statements.

97

Hartford Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

The Hartford Small Company Fund

For the Year Ended October 31, 2019
A	$22.20	$(0.13)	$2.28	$2.15	$—	$(4.00)	$(4.00)	$20.35	14.08%		$311,742	1.33%	1.32%		(0.66)%		91%
C	16.11	(0.19)	1.38	1.19	—	(4.00)	(4.00)	13.30	13.24		9,929	2.14	2.13		(1.46)		91
I	23.28	(0.08)	2.45	2.37	—	(4.00)	(4.00)	21.65	14.48		26,939	1.04	1.03		(0.37)		91
R3	23.95	(0.19)	2.53	2.34	—	(4.00)	(4.00)	22.29	13.84		14,142	1.62	1.55		(0.89)		91
R4	25.28	(0.14)	2.74	2.60	—	(4.00)	(4.00)	23.88	14.20		14,261	1.32	1.25		(0.59)		91
R5	26.53	(0.07)	2.94	2.87	—	(4.00)	(4.00)	25.40	14.56		3,239	1.02	0.95		(0.29)		91
R6	27.02	(0.06)	3.01	2.95	—	(4.00)	(4.00)	25.97	14.60		206	0.90	0.90		(0.23)		91
Y	27.01	(0.06)	3.00	2.94	—	(4.00)	(4.00)	25.95	14.56		32,472	0.94	0.93		(0.26)		91
F	23.35	(0.05)	2.46	2.41	—	(4.00)	(4.00)	21.76	14.63		193,242	0.90	0.90		(0.23)		91

For the Year Ended October 31, 2018
A	$20.34	$(0.20)	$2.06	$1.86	$—	$—	$—	$22.20	9.20%		$283,912	1.34%	1.33%		(0.87)%		104%
C	14.87	(0.27)	1.51	1.24	—	—	—	16.11	8.34		11,729	2.12	2.10		(1.64)		104
I	21.27	(0.14)	2.15	2.01	—	—	—	23.28	9.45		28,540	1.07	1.05		(0.60)		104
R3	21.98	(0.27)	2.24	1.97	—	—	—	23.95	8.92		16,386	1.63	1.55		(1.09)		104
R4	23.14	(0.20)	2.34	2.14	—	—	—	25.28	9.25		15,295	1.32	1.25		(0.79)		104
R5	24.21	(0.14)	2.46	2.32	—	—	—	26.53	9.58		2,678	1.03	0.95		(0.51)		104
R6	24.64	(0.12)	2.50	2.38	—	—	—	27.02	9.66		144	0.91	0.90		(0.42)		104
Y	24.64	(0.12)	2.49	2.37	—	—	—	27.01	9.66		35,351	0.92	0.90		(0.44)		104
F	21.30	(0.11)	2.16	2.05	—	—	—	23.35	9.63		115,365	0.91	0.90		(0.45)		104

For the Year Ended October 31, 2017
A	$15.74	$(0.12)	$4.72	$4.60	$—	$—	$—	$20.34	29.16%		$252,187	1.39%	1.37%		(0.64)%		109%
C	11.60	(0.19)	3.46	3.27	—	—	—	14.87	28.19		26,529	2.12	2.10		(1.40)		109
I	16.43	(0.10)	4.94	4.84	—	—	—	21.27	29.40		28,052	1.49	1.15		(0.51)		109
R3	17.05	(0.17)	5.10	4.93	—	—	—	21.98	28.91		23,932	1.63	1.55		(0.84)		109
R4	17.89	(0.11)	5.36	5.25	—	—	—	23.14	29.29		23,080	1.32	1.25		(0.53)		109
R5	18.67	(0.04)	5.58	5.54	—	—	—	24.21	29.67		3,263	1.06	0.95		(0.20)		109
R6	18.99	(0.09)	5.74	5.65	—	—	—	24.64	29.75		78	1.07	0.90		(0.38)		109
Y	18.99	(0.02)	5.67	5.65	—	—	—	24.64	29.70		33,040	0.94	0.90		(0.08)		109
F(5)	18.76	(0.05)	2.59	2.54	—	—	—	21.30	13.49	(6)	81,831	0.92 (7)	0.90	(7)	(0.38	)(7)	109

For the Year Ended October 31, 2016
A	$19.36	$(0.14)	$(0.90)	$(1.04)	$—	$(2.58)	$(2.58)	$15.74	(5.73)%		$262,618	1.45%	1.43	%(20)	(0.87)%		81%
B	15.08	(0.19)	(0.69)	(0.88)	—	(2.58)	(2.58)	11.62	(6.40)		862	2.46	2.17	(20)	(1.59)		81
C	15.06	(0.19)	(0.69)	(0.88)	—	(2.58)	(2.58)	11.60	(6.41)		25,586	2.14	2.14	(20)	(1.58)		81
I	20.04	(0.10)	(0.93)	(1.03)	—	(2.58)	(2.58)	16.43	(5.45)		41,881	1.24	1.18	(20)	(0.61)		81
R3	20.77	(0.18)	(0.96)	(1.14)	—	(2.58)	(2.58)	17.05	(5.83)		29,662	1.62	1.58	(20)	(1.02)		81
R4	21.61	(0.13)	(1.01)	(1.14)	—	(2.58)	(2.58)	17.89	(5.58)		27,834	1.31	1.28	(20)	(0.71)		81
R5	22.37	(0.07)	(1.05)	(1.12)	—	(2.58)	(2.58)	18.67	(5.27)		5,283	1.00	0.97	(20)	(0.37)		81
R6	22.69	(0.06)	(1.06)	(1.12)	—	(2.58)	(2.58)	18.99	(5.18)		9	0.90	0.90	(20)	(0.34)		81
Y	22.69	(0.06)	(1.06)	(1.12)	—	(2.58)	(2.58)	18.99	(5.18)		98,620	0.90	0.90	(20)	(0.33)		81

For the Year Ended October 31, 2015
A	$24.83	$(0.17)	$(1.21)	$(1.38)	$—	$(4.09)	$(4.09)	$19.36	(6.22)%		$327,509	1.34%	1.34%		(0.77)%		96%
B	20.40	(0.27)	(0.96)	(1.23)	—	(4.09)	(4.09)	15.08	(6.98)		2,531	2.30	2.13		(1.56)		96
C	20.36	(0.25)	(0.96)	(1.21)	—	(4.09)	(4.09)	15.06	(6.87)		35,455	2.04	2.04		(1.47)		96
I	25.51	(0.12)	(1.26)	(1.38)	—	(4.09)	(4.09)	20.04	(6.03)		69,569	1.11	1.11		(0.55)		96
R3	26.39	(0.23)	(1.30)	(1.53)	—	(4.09)	(4.09)	20.77	(6.46)		35,865	1.54	1.54		(0.98)		96
R4	27.21	(0.17)	(1.34)	(1.51)	—	(4.09)	(4.09)	21.61	(6.15)		41,922	1.24	1.24		(0.68)		96
R5	27.95	(0.09)	(1.40)	(1.49)	—	(4.09)	(4.09)	22.37	(5.88)		30,053	0.97	0.95		(0.35)		96
R6(9)	28.20	(0.08)	(1.34)	(1.42)	—	(4.09)	(4.09)	22.69	(5.56	)(6)	9	0.91 (7)	0.90	(7)	(0.32	)(7)	96
Y	28.27	(0.07)	(1.42)	(1.49)	—	(4.09)	(4.09)	22.69	(5.80)		279,594	0.85	0.85		(0.28)		96

The accompanying notes are an integral part of these financial statements.

98

Hartford Domestic Equity Funds

Financial Highlights – (continued)

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Includes interest expense representing less than 0.005%.
(5)	Commenced operations on February 28, 2017.
(6)	Not annualized.
(7)	Annualized.
(8)

Excluding the expenses not subject to cap, the ratios would have been 1.09%, 1.98%, 1.81%, 0.79%, 1.40%, 1.10%, 0.80%, 0.70% and 0.70% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(9)	Commenced operations on November 7, 2014.
(10)

Excluding the expenses not subject to cap, the ratios would have been 0.79%, 1.54%, 1.54%, 0.54%, 1.09%, 0.79%, 0.49%, 0.42% and 0.42% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(11)	Commenced operations on March 31, 2015.
(12)

Excluding the expenses not subject to cap, the ratios would have been 1.02%, 1.95%, 1.76%, 0.82%, 1.35%, 1.05%, 0.75%, 0.65% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(13)

Excluding the expenses not subject to cap, the ratios would have been 1.12%, 2.04%, 1.87%, 0.91%, 1.45%, 1.15%, 0.85%, 0.75% and 0.76% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(14)	Commenced operations on February 28, 2019.
(15)

Excluding the expenses not subject to cap, the ratios would have been 1.28%, 2.10%, 2.00%, 1.04%, 1.54%, 1.23%, 0.93% and 0.83% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(16)	Commenced operations on February 28, 2018.
(17)

Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(18)

Excluding the expenses not subject to cap, the ratios would have been 1.23%, 2.09%, 1.95%, 0.90%, 1.52%, 1.20%, 0.90% and 0.79% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(19)

Excluding the expenses not subject to cap, the ratios would have been 1.30%, 2.05%, 2.05%, 0.99%, 1.50%, 1.20%, 0.90% and 0.85% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(20)

Excluding the expenses not subject to cap, the ratios would have been 1.40%, 2.15%, 2.11%, 1.15%, 1.55%, 1.25%, 0.95%, 0.88% and 0.88% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(21)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

99

Hartford Domestic Equity Funds

Notes to Financial Statements

October 31, 2019

1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a “Company” and collectively, the “Companies”) are each an open-end registered management investment company comprised of thirty-eight and thirteen series, respectively, as of October 31, 2019. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Capital Appreciation Fund (the “Capital Appreciation Fund”)

Hartford Core Equity Fund (the “Core Equity Fund”)

The Hartford Dividend and Growth Fund (the “Dividend and Growth Fund”)

The Hartford Equity Income Fund (the “Equity Income Fund”)

The Hartford Healthcare Fund (the “Healthcare Fund”)

The Hartford MidCap Fund (the “MidCap Fund”)

The Hartford MidCap Value Fund (the “MidCap Value Fund”)

Hartford Small Cap Value Fund (the “Small Cap Value Fund”)

The Hartford Small Company Fund (the “Small Company Fund”)

The Hartford Mutual Funds II, Inc.:

The Hartford Growth Opportunities Fund (the “Growth Opportunities Fund”)

Hartford Quality Value Fund (the “Quality Value Fund”)

The Hartford Small Cap Growth Fund (the “Small Cap Growth Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund has registered for sale Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F shares. Core Equity Fund has registered for sale Class T shares. As of October 31, 2019, Class T shares have not commenced operations. Each Fund, except the MidCap Value Fund, has registered for sale Class R6 shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Class T shares have a front-end sales charge of up to 2.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective October 1, 2018, Class C shares automatically convert to Class A shares of the same Fund after ten years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least ten years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge. The Small Cap Growth Fund is closed to new investors, subject to certain exceptions. For more information please see the Fund’s prospectus.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the respective Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of

100

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment

101

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser(s), as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

Growth Opportunities Fund Level 3 Holdings on October 31, 2019

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range (Weighted Average)	Fair Value at October 31, 2019

Common Stock
Market Approach	EV/EBITDA	11x	$9,521,028
Market Approach	EV/Revenue	4.11x	1,879,971
Target Event	Price per share	$3.17	15,400,659
Last Trade	Trade Price	$9.85-$234.47 ($70.78)	54,849,793

Total			$81,651,451

Escrows
Future Distribution	Discount	20% - 50% (31.8%)	$576,266

Total			$576,266

Convertible Preferred Stock
Market Approach	EV/Revenue	1.18x-5.5x (2.26x)	$58,870,749
Market Approach	EV/EBITDA	7.4x	6,519,068
Last Trade	Trade price	$11.60-$30.00 ($20.43)	16,063,754
Market Approach	EV/Sales	0.8x	5,540,550

Total			$86,994,121

Total			$169,221,838

*

The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.

Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Please refer to Note 8 for Securities Lending information.

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October 31, 2019

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund, except Dividend and Growth Fund and Equity Income Fund, is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Dividend and Growth Fund and Equity Income Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the

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October 31, 2019

currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the year ended October 31, 2019, Capital Appreciation Fund had used Foreign Currency Contracts.

b)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year ended October 31, 2019, each of Capital Appreciation Fund and Core Equity Fund had used Futures Contracts.

c)	Additional Derivative Instrument Information:

Capital Appreciation Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$1,418,881	$—	$—	$1,418,881

Total	$—	$—	$—	$1,418,881	$—	$—	$1,418,881

(1)

Amount represents the cumulative appreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$3,627,613	$—	$—	$3,627,613
Net realized gain (loss) on foreign currency contracts	—	31,922	—	—	—	—	31,922

Total	$—	$31,922	$—	$3,627,613	$—	$—	$3,659,535

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$3,412,117	$—	$—	$3,412,117

Total	$—	$—	$—	$3,412,117	$—	$—	$3,412,117

For the year ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	723
Foreign Currency Contracts Purchased at Contract Amount	$2,099,722

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October 31, 2019

Core Equity Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$1,593,093	$—	$—	$1,593,093

Total	$—	$—	$—	$1,593,093	$—	$—	$1,593,093

(1)

Amount represents the cumulative appreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$11,571,502	$—	$—	$11,571,502

Total	$—	$—	$—	$11,571,502	$—	$—	$11,571,502

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$5,668,855	$—	$—	$5,668,855

Total	$—	$—	$—	$5,668,855	$—	$—	$5,668,855

For the year ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	575

d)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of October 31, 2019:

Capital Appreciation Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$1,418,881	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,418,881	—

Derivatives not subject to a MNA	(1,418,881)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

105

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

Core Equity Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$1,593,093	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,593,093	—

Derivatives not subject to a MNA	(1,593,093)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2019. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains

106

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2019 and October 31, 2018 are as follows:

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
Fund	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Capital Appreciation Fund	$448,614,710	$622,931,313	$495,689,708	$616,632,480
Core Equity Fund	45,617,203	127,778,830	62,326,139	53,245,177
Dividend and Growth Fund	146,320,234	752,059,161	174,669,622	756,670,295
Equity Income Fund	86,893,501	297,035,762	80,074,856	215,191,421
Growth Opportunities Fund	345,928,919	723,799,792	114,845,467	287,898,865
Healthcare Fund	—	102,046,786	16,867,179	59,657,697
MidCap Fund	94,767,016	1,219,235,756	62,275,642	400,812,276
MidCap Value Fund	7,032,454	64,802,404	714,158	17,090,726
Quality Value Fund	9,562,429	8,736,476	9,640,019	3,129,110
Small Cap Growth Fund	57,817,003	163,570,299	5,463,339	55,299,983
Small Cap Value Fund	3,160,308	22,181,051	599,875	6,583,376
Small Company Fund	10,391,373	79,093,272	—	—

As of October 31, 2019, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late-year Ordinary loss deferrals	Unrealized Appreciation on Investments	Total Accumulated Earnings
Capital Appreciation Fund	$24,707,287	$304,034,938	$—	$789,263,530	$1,118,005,755
Core Equity Fund	49,195,750	98,071,596	—	1,182,698,582	1,329,965,928
Dividend and Growth Fund	17,606,642	260,565,805	—	2,611,437,938	2,889,610,385
Equity Income Fund	6,698,676	255,909,196	—	895,884,964	1,158,492,836
Growth Opportunities Fund	—	301,832,065	(2,579,043)	573,815,272	873,068,294
Healthcare Fund	6,049,807	77,681,566	—	203,702,855	287,434,228
MidCap Fund	—	703,064,730	(17,410,935)	2,567,088,959	3,252,742,754
MidCap Value Fund	3,778,333	16,707,434	—	65,165,138	85,650,905
Quality Value Fund	4,890,997	5,794,288	—	20,637,824	31,323,109
Small Cap Growth Fund	—	15,398,688	(1,796,698)	121,313,980	134,915,970
Small Cap Value Fund	987,030	5,921,778	—	4,603,642	11,512,450
Small Company Fund	—	36,747,653	(209,429)	55,819,350	92,357,574

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as non-deductible expenses from partnership investments and Net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2019, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital stock and paid-in-capital	Distributable earnings (loss)
Capital Appreciation Fund	$(59,095)	$59,095
Growth Opportunities Fund	(41,789)	41,789
Healthcare Fund	8	(8)
Quality Value Fund	3	(3)
Small Cap Growth Fund	(195,386)	195,386
Small Company Fund	(5,014)	5,014

e)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2019 is different from book purposes primarily due to wash sale loss deferrals, passive foreign investment company (PFIC) mark-to-market adjustments, partnership

107

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

adjustments and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Capital Appreciation Fund	$6,168,777,654	$904,731,281	$(115,370,385)	$789,360,896
Core Equity Fund	4,513,193,653	1,247,135,795	(64,437,213)	1,182,698,582
Dividend and Growth Fund	6,418,910,653	2,722,666,355	(111,228,417)	2,611,437,938
Equity Income Fund	3,178,577,611	965,179,370	(69,295,909)	895,883,461
Growth Opportunities Fund	4,260,793,888	729,982,882	(156,145,055)	573,837,827
Healthcare Fund	1,105,451,494	294,165,540	(90,464,515)	203,701,025
MidCap Fund	11,515,090,602	3,193,234,452	(626,145,493)	2,567,088,959
MidCap Value Fund	639,356,271	90,592,406	(25,427,800)	65,164,606
Quality Value Fund	187,930,079	27,589,419	(6,949,584)	20,639,835
Small Cap Growth Fund	921,547,136	185,877,935	(64,563,955)	121,313,980
Small Cap Value Fund	102,059,670	11,269,061	(6,665,419)	4,603,642
Small Company Fund	562,212,985	79,407,025	(23,587,675)	55,819,350

f)	Capital Loss Carryforward – The Funds had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2019.

Under the current tax law, net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes, often referred to as Late-Year Ordinary Losses. At October 31, 2019, the following Funds elected to defer Late-Year Ordinary Losses:

Fund	Amount
Growth Opportunities Fund	$2,579,043
MidCap Fund	17,410,935
Small Cap Growth Fund	1,796,698
Small Company Fund	209,429

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of October 31, 2019, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the period ended October 31, 2019, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)

Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2019; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Capital Appreciation Fund	0.8000% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $4 billion and;
0.6475% on next $5 billion and;
0.6450% over $10 billion

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Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

Fund	Management Fee Rates
Core Equity Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $1.5 billion and;
0.3250% on next $2.5 billion and;
0.3225% over $5 billion

Dividend and Growth Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Equity Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5875% over $5 billion

Growth Opportunities Fund	0.8000% on first $250 million and;
0.7000% on next $4.75 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

Healthcare Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion

MidCap Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

MidCap Value Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Quality Value Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $4 billion and;
0.3250% on next $5 billion and;
0.3225% over $10 billion

Small Cap Growth Fund	0.9000% on first $100 million and;
0.8000% on next $150 million and;
0.7000% on next $250 million and;
0.6500% on next $4.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

Small Cap Value Fund	0.7000% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Small Company Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $500 million and;
0.7000% on next $500 million and;
0.6500% on next $3.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

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Notes to Financial Statements – (continued)

October 31, 2019

b)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of its respective Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Capital Appreciation Fund, Growth Opportunities Fund and Small Company Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.022%
next $3.5 billion and	0.018%
Amount over $7 billion	0.015%

Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, Healthcare Fund, MidCap Fund, MidCap Value Fund, Quality Value Fund, Small Cap Growth Fund and Small Cap Value Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.018%
next $3.5 billion and	0.014%
Amount over $7 billion	0.010%

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)

Operating Expenses – Allocable expenses incurred by each Company are allocated to each series within such Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2019, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), through February 29, 2020 as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Quality Value Fund(1)	0.96%	1.71%	0.66%	1.18%	0.88%	0.63%	0.46%	0.57%	0.46%
Small Cap Value Fund(1)	1.30%	2.05%	1.00%	1.50%	1.20%	0.90%	0.80%	0.85%	0.80%
Small Company Fund(2)	1.40%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%	0.95%	0.90%

(1)	Expense limitation was effective from November 1, 2018 through October 31, 2019.
(2)	Expense limitation was effective from March 1, 2019 through October 31, 2019.

From November 1, 2018 through February 28, 2019, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the following Fund as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Small Company Fund	1.40%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%	0.90%	0.90%

d)

Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2019, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	1.07%	1.83%	0.79%	1.42%	1.11%	0.80%	0.70%	0.74%	0.70%
Core Equity Fund	0.73%	1.47%	0.47%	1.10%	0.74%	0.49%	0.38%	0.43%	0.38%
Dividend and Growth Fund	0.99%	1.77%	0.73%	1.35%	1.04%	0.74%	0.64%	0.68%	0.64%
Equity Income Fund	1.00%	1.76%	0.75%	1.36%	1.07%	0.76%	0.66%	0.71%	0.66%
Growth Opportunities Fund	1.11%	1.86%	0.85%	1.46%	1.15%	0.85%	0.75%	0.79%	0.74%
Healthcare Fund	1.30%	2.05%	1.01%	1.62%	1.31%	1.02%	0.91%	0.95%	0.91%
MidCap Fund	1.10%	1.86%	0.85%	1.45%	1.14%	0.84%	0.74%	0.78%	0.74%
MidCap Value Fund	1.23%	1.99%	0.89%	1.52%	1.20%	0.91%	N/A	0.85%	0.80%
Quality Value Fund	0.90%	1.67%	0.56%	1.16%	0.86%	0.58%	0.46%	0.55%	0.46%
Small Cap Growth Fund	1.24%	1.89%	0.83%	1.47%	1.16%	0.85%	0.76%	0.80%	0.76%
Small Cap Value Fund	1.27%	2.04%	0.90%	1.42%	1.20%	0.90%	0.80%	0.85%	0.80%
Small Company Fund	1.32%	2.13%	1.03%	1.55%	1.25%	0.95%	0.90%	0.93%	0.90%

110

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

e)

Sales Charges and Distribution and Service Plan for Class A, T, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2019, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Capital Appreciation Fund	$1,881,375	$13,032
Core Equity Fund	2,442,408	28,179
Dividend and Growth Fund	3,276,542	24,040
Equity Income Fund	1,519,170	13,307
Growth Opportunities Fund	2,807,131	46,324
Healthcare Fund	688,543	10,069
MidCap Fund	3,728,257	65,966
MidCap Value Fund	607,969	7,669
Quality Value Fund	112,646	517
Small Cap Growth Fund	49,649	917
Small Cap Value Fund	51,145	502
Small Company Fund	559,942	2,353

The Board of Directors of each Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, T, C, R3 and R4 shares. Under a Plan, Class A, Class T, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class T Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As of October 31, 2019, Class T shares have not commenced operations. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (of HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund. Such amounts are reflected as “Distribution fee reimbursements” on the Statement of Operations.

f)

Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2019, a portion of each Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Capital Appreciation Fund	$16,646
Core Equity Fund	9,641
Dividend and Growth Fund	19,713
Equity Income Fund	9,483
Growth Opportunities Fund	11,436
Healthcare Fund	3,204
MidCap Fund	30,503
MidCap Value Fund	1,557
Quality Value Fund	618
Small Cap Growth Fund	2,560
Small Cap Value Fund	240
Small Company Fund	1,290

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below ). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are

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October 31, 2019

within certain limits approved by the applicable Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class Y	0.11%*
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class F	0.004%

*	For the period November 1, 2018 through April 30, 2019, the specified amount for all Class Y shares was equal to 0.06% of average daily net assets.

Effective March 1, 2019, HASCO has contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to maintain the transfer agency fees as follows:

Fund	Class I	Class Y
Capital Appreciation Fund	N/A	0.04%
Core Equity Fund	N/A	0.06%
Dividend and Growth Fund	N/A	0.05%
Equity Income Fund	N/A	0.05%
Growth Opportunities Fund	N/A	0.05%
Healthcare Fund	N/A	0.06%
MidCap Fund	0.12%	0.04%
MidCap Value Fund	N/A	0.05%
Small Cap Growth Fund	N/A	0.04%

This contractual arrangement for each of these Funds will remain in effect until February 29, 2020 unless the Board of Directors approves its earlier termination.

Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the year ended October 31, 2019, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	0.12%	0.13%	0.09%	0.22%	0.16%	0.10%	0.00%	0.04%	0.00%
Core Equity Fund	0.11%	0.09%	0.09%	0.22%	0.14%	0.11%	0.00%	0.05%	0.00%
Dividend and Growth Fund	0.11%	0.13%	0.10%	0.22%	0.15%	0.10%	0.00%	0.05%	0.00%
Equity Income Fund	0.09%	0.10%	0.10%	0.20%	0.16%	0.10%	0.00%	0.05%	0.00%
Growth Opportunities Fund	0.12%	0.12%	0.11%	0.22%	0.16%	0.11%	0.00%	0.05%	0.00%
Healthcare Fund	0.14%	0.15%	0.10%	0.21%	0.16%	0.12%	0.00%	0.05%	0.00%
MidCap Fund	0.11%	0.12%	0.11%	0.21%	0.17%	0.10%	0.00%	0.04%	0.00%
MidCap Value Fund	0.18%	0.19%	0.09%	0.22%	0.16%	0.12%	N/A	0.05%	0.00%
Quality Value Fund	0.20%	0.21%	0.10%	0.22%	0.15%	0.12%	0.00%	0.08%	0.00%
Small Cap Growth Fund	0.24%	0.14%	0.07%	0.22%	0.16%	0.09%	0.00%	0.04%	0.00%
Small Cap Value Fund	0.23%	0.25%	0.10%	0.22%	0.17%	0.12%	0.00%	0.08%	0.00%
Small Company Fund	0.18%	0.24%	0.14%	0.22%	0.17%	0.12%	0.00%	0.04%	0.00%

8.	Securities Lending:

Each Company has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

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Notes to Financial Statements – (continued)

October 31, 2019

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.

The following table presents the market value of the Funds’ securities on loan, net of amounts available for offset under the master netting arrangements and any related collateral received by the Funds as of October 31, 2019.

	Investment Securities on Loan, at market value, Presented on the Statement of Assets and Liabilities(1)	Collateral Posted by Borrower(3)	Net Amount(2)
Capital Appreciation Fund	$33,237,906	$(33,237,906)	$—
Core Equity Fund	22,988,543	(22,988,543)	—
Dividend and Growth Fund	3,617,565	(3,617,565)	—
Growth Opportunities Fund	98,649,676	(98,649,676)	—
Healthcare Fund	33,434,256	(33,434,256)	—
MidCap Fund	151,285,796	(151,285,796)	—
Small Cap Growth Fund	22,309,469	(22,309,469)	—
Small Cap Value Fund	2,978,115	(2,978,115)	—
Small Company Fund	9,309,793	(9,309,793)	—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.
(3)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash and non-cash collateral with value of $35,190,576, $25,237,978, $4,542,000, $104,283,353, $34,350,233, $164,065,631, $22,408,521, $3,076,375, and $9,654,908, respectively, has been received by Capital Appreciation Fund, Core Equity Fund, Dividend and Growth Fund, Growth Opportunities Fund, Healthcare Fund, MidCap Fund, Small Cap Growth Fund, Small Cap Value Fund, and Small Company Fund, respectively, in connection with securities lending transactions.

9.	Secured Borrowings:

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019.

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Capital Appreciation Fund
Securities Lending Transactions(1)
Common Stocks	$31,596,022	$—	$—	$—	$31,596,022

Total Borrowings	$31,596,022	$—	$—	$—	$31,596,022

Gross amount of recognized liabilities for securities lending transactions					$31,596,022

Core Equity Fund
Securities Lending Transactions(1)
Common Stocks	$25,237,978	$—	$—	$—	$25,237,978

Total Borrowings	$25,237,978	$—	$—	$—	$25,237,978

Gross amount of recognized liabilities for securities lending transactions					$25,237,978

Dividend and Growth Fund
Securities Lending Transactions(1)
Common Stocks	$4,542,000	$—	$—	$—	$4,542,000

Total Borrowings	$4,542,000	$—	$—	$—	$4,542,000

Gross amount of recognized liabilities for securities lending transactions					$4,542,000

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Notes to Financial Statements – (continued)

October 31, 2019

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Growth Opportunities Fund
Securities Lending Transactions(1)
Common Stocks	$104,283,353	$—	$—	$—	$104,283,353

Total Borrowings	$104,283,353	$—	$—	$—	$104,283,353

Gross amount of recognized liabilities for securities lending transactions					$104,283,353

Healthcare Fund
Securities Lending Transactions(1)
Common Stocks	$34,242,367	$—	$—	$—	$34,242,367

Total Borrowings	$34,242,367	$—	$—	$—	$34,242,367

Gross amount of recognized liabilities for securities lending transactions					$34,242,367

MidCap Fund
Securities Lending Transactions(1)
Common Stocks	$164,065,631	$—	$—	$—	$164,065,631

Total Borrowings	$164,065,631	$—	$—	$—	$164,065,631

Gross amount of recognized liabilities for securities lending transactions					$164,065,631

Small Cap Growth Fund
Securities Lending Transactions(1)
Common Stocks	$22,408,521	$—	$—	$—	$22,408,521

Total Borrowings	$22,408,521	$—	$—	$—	$22,408,521

Gross amount of recognized liabilities for securities lending transactions					$22,408,521

Small Cap Value Fund
Securities Lending Transactions(1)
Common Stocks	$3,076,375	$—	$—	$—	$3,076,375

Total Borrowings	$3,076,375	$—	$—	$—	$3,076,375

Gross amount of recognized liabilities for securities lending transactions					$3,076,375

Small Company Fund
Securities Lending Transactions(1)
Common Stocks	$9,654,908	$—	$—	$—	$9,654,908

Total Borrowings	$9,654,908	$—	$—	$—	$9,654,908

Gross amount of recognized liabilities for securities lending transactions					$9,654,908

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

10.	Affiliate Holdings:

As of October 31, 2019, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Healthcare Fund	—	—	—	—	—	—	1%	—	—
Quality Value Fund	—	—	—	—	—	—	33%	—	—
Small Cap Value Fund	—	—	—	—	—	100%	10%	—	—

Percentage of Fund by Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5		Class R6		Class Y	Class F
Healthcare Fund	—	—	—	—	—	—		—	%*	—	—
Quality Value Fund	—	—	—	—	—	—		—	%*	—	—
Small Cap Value Fund	—	—	—	—	—	—	%*	—	%*	—	—

*	Percentage rounds to zero.

114

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

As of October 31, 2019, affiliated funds of funds and certain 529 plans administered by HFMC in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares from these affiliated funds of funds and certain 529 plans administered by HFMC. Affiliated funds of funds and certain 529 plans administered by HFMC owned shares in the Funds listed below as follows:

Funds	Percentage of Fund*
Capital Appreciation Fund	8%
Core Equity Fund	6%
Dividend and Growth Fund	10%
Equity Income Fund	7%
Growth Opportunities Fund	2%
MidCap Fund	1%
MidCap Value Fund	2%
Small Cap Growth Fund	4%
Small Cap Value Fund	44%
Small Company Fund	10%

*	As of October 31, 2019, affiliated funds of funds and certain 529 plans administered by HFMC invest in Class F shares.

11.	Investment Transactions:

For the year ended October 31, 2019, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Capital Appreciation Fund	$4,644,797,928	$5,939,939,117	$—	$—	$4,644,797,928	$5,939,939,117
Core Equity Fund	2,060,243,351	635,255,651	—	—	2,060,243,351	635,255,651
Dividend and Growth Fund	1,811,327,134	2,032,858,469	—	—	1,811,327,134	2,032,858,469
Equity Income Fund	840,414,838	1,351,434,350	—	—	840,414,838	1,351,434,350
Growth Opportunities Fund	3,077,549,603	3,670,793,301	—	—	3,077,549,603	3,670,793,301
Healthcare Fund	452,657,026	716,549,882	—	—	452,657,026	716,549,882
MidCap Fund	4,125,522,702	4,344,809,659	—	—	4,125,522,702	4,344,809,659
MidCap Value Fund	353,462,540	371,286,556	—	—	353,462,540	371,286,556
Quality Value Fund	54,499,737	153,273,647	—	—	54,499,737	153,273,647
Small Cap Growth Fund	503,878,112	664,491,952	—	—	503,878,112	664,491,952
Small Cap Value Fund	139,150,722	140,025,664	—	—	139,150,722	140,025,664
Small Company Fund	521,501,562	493,725,607	—	—	521,501,562	493,725,607

12.	Capital Share Transactions:

The following information is for the year ended October 31, 2019, and the year ended October 31, 2018:

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Capital Appreciation Fund
Class A
Shares Sold	6,684,086	$232,423,382	18,627,905	$720,223,487
Shares Issued for Reinvested Dividends	22,329,307	687,462,739	15,585,296	588,452,604
Shares Redeemed	(24,060,103)	(834,177,503)	(19,213,364)	(759,184,210)

Net Increase (Decrease)	4,953,290	85,708,618	14,999,837	549,491,881

Class C
Shares Sold	1,093,708	$26,748,681	1,048,144	$31,974,203
Shares Issued for Reinvested Dividends	3,194,762	71,977,983	6,297,825	184,217,448
Shares Redeemed	(8,552,882)	(220,040,659)	(29,715,951)	(896,575,354)

Net Increase (Decrease)	(4,264,412)	(121,313,995)	(22,369,982)	(680,383,703)

Class I
Shares Sold	2,525,910	$87,546,675	3,910,878	$155,382,910
Shares Issued for Reinvested Dividends	2,918,816	90,422,933	2,472,959	93,848,576
Shares Redeemed	(7,113,244)	(243,912,297)	(7,218,834)	(285,577,373)

Net Increase (Decrease)	(1,668,518)	(65,942,689)	(834,997)	(36,345,887)

115

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Capital Appreciation Fund – (continued)
Class R3
Shares Sold	112,855	$4,432,352	137,040	$5,957,109
Shares Issued for Reinvested Dividends	236,998	8,150,367	206,300	8,536,924
Shares Redeemed	(607,653)	(23,140,877)	(513,386)	(22,360,490)

Net Increase (Decrease)	(257,800)	(10,558,158)	(170,046)	(7,866,457)

Class R4
Shares Sold	84,709	$3,432,233	186,985	$8,374,964
Shares Issued for Reinvested Dividends	183,710	6,552,532	187,519	8,012,830
Shares Redeemed	(573,752)	(23,412,700)	(764,944)	(33,903,987)

Net Increase (Decrease)	(305,333)	(13,427,935)	(390,440)	(17,516,193)

Class R5
Shares Sold	181,208	$7,914,397	82,585	$3,732,482
Shares Issued for Reinvested Dividends	122,722	4,476,273	108,386	4,727,927
Shares Redeemed	(205,507)	(8,681,890)	(261,803)	(11,949,550)

Net Increase (Decrease)	98,423	3,708,780	(70,832)	(3,489,141)

Class R6
Shares Sold	267,939	$11,761,170	101,194	$4,624,485
Shares Issued for Reinvested Dividends	257,757	9,465,639	192,898	8,465,656
Shares Redeemed	(319,035)	(13,587,366)	(151,907)	(6,938,017)

Net Increase (Decrease)	206,661	7,639,443	142,185	6,152,124

Class Y
Shares Sold	941,007	$38,590,999	693,026	$32,164,734
Shares Issued for Reinvested Dividends	618,487	22,707,855	477,638	20,953,067
Shares Redeemed	(1,311,560)	(54,361,429)	(1,043,499)	(48,018,245)

Net Increase (Decrease)	247,934	6,937,425	127,165	5,099,556

Class F
Shares Sold	2,208,483	$75,649,434	1,570,142	$62,543,993
Shares Issued for Reinvested Dividends	4,119,442	127,618,948	2,834,969	107,657,480
Shares Redeemed	(8,650,541)	(303,183,820)	(7,542,627)	(297,884,938)

Net Increase (Decrease)	(2,322,616)	(99,915,438)	(3,137,516)	(127,683,465)

Total Net Increase (Decrease)	(3,312,371)	$(207,163,949)	(11,704,626)	$(312,541,285)

Core Equity Fund
Class A
Shares Sold	8,354,312	$252,717,104	6,126,880	$186,510,085
Shares Issued for Reinvested Dividends	1,170,588	31,856,185	734,490	21,375,055
Shares Redeemed	(5,215,218)	(160,692,456)	(6,920,178)	(209,143,476)

Net Increase (Decrease)	4,309,682	123,880,833	(58,808)	(1,258,336)

Class C
Shares Sold	3,448,909	$95,348,410	1,710,493	$47,235,025
Shares Issued for Reinvested Dividends	502,591	12,459,225	350,318	9,320,524
Shares Redeemed	(2,521,277)	(70,389,801)	(3,541,926)	(97,989,819)

Net Increase (Decrease)	1,430,223	37,417,834	(1,481,115)	(41,434,270)

Class I
Shares Sold	25,472,720	$784,168,575	13,072,789	$396,887,616
Shares Issued for Reinvested Dividends	1,993,782	54,347,120	1,162,130	33,875,872
Shares Redeemed	(12,866,239)	(391,201,983)	(11,227,452)	(338,823,716)

Net Increase (Decrease)	14,600,263	447,313,712	3,007,467	91,939,772

Class R3
Shares Sold	211,237	$6,632,389	207,064	$6,289,388
Shares Issued for Reinvested Dividends	48,300	1,333,045	40,040	1,179,524
Shares Redeemed	(389,729)	(12,245,081)	(598,704)	(18,364,395)

Net Increase (Decrease)	(130,192)	(4,279,647)	(351,600)	(10,895,483)

Class R4
Shares Sold	1,180,826	$37,776,886	622,611	$19,301,039
Shares Issued for Reinvested Dividends	208,644	5,850,946	181,518	5,432,028
Shares Redeemed	(1,698,103)	(53,981,141)	(2,022,499)	(62,643,003)

Net Increase (Decrease)	(308,633)	(10,353,309)	(1,218,370)	(37,909,936)

116

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Core Equity Fund – (continued)
Class R5
Shares Sold	1,436,917	$45,315,419	2,247,746	$68,256,158
Shares Issued for Reinvested Dividends	323,315	8,879,357	221,366	6,500,244
Shares Redeemed	(1,502,323)	(47,538,353)	(2,532,507)	(76,084,368)

Net Increase (Decrease)	257,909	6,656,423	(63,395)	(1,327,966)

Class R6
Shares Sold	4,632,883	$148,100,189	1,801,311	$54,771,612
Shares Issued for Reinvested Dividends	253,490	6,992,185	145,967	4,302,198
Shares Redeemed	(2,017,998)	(61,880,496)	(1,253,498)	(38,957,594)

Net Increase (Decrease)	2,868,375	93,211,878	693,780	20,116,216

Class Y
Shares Sold	5,881,409	$182,841,788	3,788,002	$115,773,056
Shares Issued for Reinvested Dividends	370,855	10,229,172	189,251	5,580,138
Shares Redeemed	(2,374,093)	(71,937,946)	(2,029,036)	(61,771,039)

Net Increase (Decrease)	3,878,171	121,133,014	1,948,217	59,582,155

Class F
Shares Sold	33,881,513	$1,030,449,832	4,595,725	$139,606,491
Shares Issued for Reinvested Dividends	1,240,370	33,816,032	773,606	22,560,533
Shares Redeemed	(6,710,781)	(209,251,668)	(4,825,438)	(145,935,601)

Net Increase (Decrease)	28,411,102	855,014,196	543,893	16,231,423

Total Net Increase (Decrease)	55,316,900	$1,669,994,934	3,020,069	$95,043,575

Dividend and Growth Fund
Class A
Shares Sold	10,848,253	$260,738,740	12,487,323	$326,156,465
Shares Issued for Reinvested Dividends	16,688,013	372,818,519	15,040,346	388,531,155
Shares Redeemed	(20,698,694)	(499,914,217)	(21,964,648)	(577,481,273)

Net Increase (Decrease)	6,837,572	133,643,042	5,563,021	137,206,347

Class C
Shares Sold	1,414,298	$32,132,341	1,045,131	$26,546,753
Shares Issued for Reinvested Dividends	1,026,732	21,933,732	1,845,692	46,024,991
Shares Redeemed	(3,932,419)	(91,472,582)	(10,581,892)	(266,750,872)

Net Increase (Decrease)	(1,491,389)	(37,406,509)	(7,691,069)	(194,179,128)

Class I
Shares Sold	13,889,977	$332,507,196	8,212,320	$214,582,901
Shares Issued for Reinvested Dividends	3,988,160	88,918,028	3,244,516	83,455,551
Shares Redeemed	(9,237,704)	(220,366,922)	(6,587,672)	(172,489,960)

Net Increase (Decrease)	8,640,433	201,058,302	4,869,164	125,548,492

Class R3
Shares Sold	328,462	$8,057,448	521,930	$14,025,931
Shares Issued for Reinvested Dividends	314,415	7,102,460	307,181	8,034,183
Shares Redeemed	(931,518)	(22,971,895)	(806,690)	(21,481,715)

Net Increase (Decrease)	(288,641)	(7,811,987)	22,421	578,399

Class R4
Shares Sold	1,040,819	$25,469,227	961,975	$25,805,384
Shares Issued for Reinvested Dividends	460,939	10,513,161	431,814	11,371,284
Shares Redeemed	(2,335,283)	(58,396,232)	(1,459,422)	(39,314,657)

Net Increase (Decrease)	(833,525)	(22,413,844)	(65,633)	(2,137,989)

Class R5
Shares Sold	3,271,224	$81,329,519	2,346,568	$62,962,468
Shares Issued for Reinvested Dividends	245,192	5,650,369	192,818	5,102,053
Shares Redeemed	(1,841,585)	(46,178,130)	(1,674,914)	(45,252,539)

Net Increase (Decrease)	1,674,831	40,801,758	864,472	22,811,982

Class R6
Shares Sold	2,225,050	$55,216,561	3,017,132	$82,759,681
Shares Issued for Reinvested Dividends	391,648	9,024,849	80,479	2,134,094
Shares Redeemed	(993,067)	(24,710,883)	(639,176)	(16,937,047)

Net Increase (Decrease)	1,623,631	39,530,527	2,458,435	67,956,728

117

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Dividend and Growth Fund – (continued)
Class Y
Shares Sold	5,457,856	$135,046,773	6,731,729	$180,558,797
Shares Issued for Reinvested Dividends	2,777,641	63,824,725	2,507,887	66,367,057
Shares Redeemed	(5,583,324)	(138,468,750)	(7,326,785)	(198,852,639)

Net Increase (Decrease)	2,652,173	60,402,748	1,912,831	48,073,215

Class F
Shares Sold	16,093,030	$386,215,855	14,299,165	$372,356,271
Shares Issued for Reinvested Dividends	12,928,718	287,825,698	11,425,655	293,726,913
Shares Redeemed	(20,334,098)	(490,952,552)	(18,153,837)	(477,146,616)

Net Increase (Decrease)	8,687,650	183,089,001	7,570,983	188,936,568

Total Net Increase (Decrease)	27,502,735	$590,893,038	15,504,625	$394,794,614

Equity Income Fund
Class A
Shares Sold	6,480,746	$121,285,443	7,054,185	$141,208,042
Shares Issued for Reinvested Dividends	7,839,935	137,242,745	5,387,109	108,873,865
Shares Redeemed	(13,808,960)	(258,119,451)	(16,310,108)	(330,513,136)

Net Increase (Decrease)	511,721	408,737	(3,868,814)	(80,431,229)

Class C
Shares Sold	1,403,741	$25,634,319	1,496,750	$30,142,193
Shares Issued for Reinvested Dividends	1,490,092	25,756,245	1,234,724	24,850,317
Shares Redeemed	(5,337,720)	(99,926,506)	(7,456,596)	(148,401,415)

Net Increase (Decrease)	(2,443,887)	(48,535,942)	(4,725,122)	(93,408,905)

Class I
Shares Sold	12,788,727	$238,778,998	17,491,443	$350,784,723
Shares Issued for Reinvested Dividends	5,610,079	97,562,348	3,652,614	73,362,106
Shares Redeemed	(30,170,664)	(559,232,499)	(15,229,423)	(305,556,437)

Net Increase (Decrease)	(11,771,858)	(222,891,153)	5,914,634	118,590,392

Class R3
Shares Sold	201,583	$3,801,906	296,916	$5,984,389
Shares Issued for Reinvested Dividends	229,662	4,011,859	167,506	3,391,169
Shares Redeemed	(671,796)	(12,589,934)	(828,311)	(16,803,967)

Net Increase (Decrease)	(240,551)	(4,776,169)	(363,889)	(7,428,409)

Class R4
Shares Sold	517,003	$9,693,018	642,122	$13,016,169
Shares Issued for Reinvested Dividends	271,292	4,754,392	205,009	4,153,860
Shares Redeemed	(1,721,384)	(32,616,945)	(1,072,897)	(21,756,093)

Net Increase (Decrease)	(933,089)	(18,169,535)	(225,766)	(4,586,064)

Class R5
Shares Sold	1,131,152	$21,619,237	1,070,828	$21,909,354
Shares Issued for Reinvested Dividends	360,589	6,368,591	237,336	4,829,360
Shares Redeemed	(1,508,603)	(28,818,781)	(1,231,998)	(25,045,790)

Net Increase (Decrease)	(16,862)	(830,953)	76,166	1,692,924

Class R6
Shares Sold	1,148,910	$22,234,541	624,797	$12,755,320
Shares Issued for Reinvested Dividends	193,154	3,429,995	109,860	2,239,099
Shares Redeemed	(544,409)	(10,408,102)	(355,527)	(7,261,890)

Net Increase (Decrease)	797,655	15,256,434	379,130	7,732,529

Class Y
Shares Sold	2,508,088	$47,678,296	3,235,467	$66,523,295
Shares Issued for Reinvested Dividends	658,477	11,609,476	473,849	9,676,818
Shares Redeemed	(5,123,450)	(95,079,692)	(3,349,092)	(68,094,590)

Net Increase (Decrease)	(1,956,885)	(35,791,920)	360,224	8,105,523

Class F
Shares Sold	10,316,801	$193,403,821	11,490,117	$230,763,902
Shares Issued for Reinvested Dividends	4,372,836	76,382,908	2,529,103	50,774,813
Shares Redeemed	(8,455,981)	(159,836,569)	(6,712,436)	(135,242,319)

Net Increase (Decrease)	6,233,656	109,950,160	7,306,784	146,296,396

Total Net Increase (Decrease)	(9,820,100)	$(205,380,341)	4,853,347	$96,563,157

118

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Growth Opportunities Fund
Class A
Shares Sold	5,563,708	$213,086,115	5,430,832	$258,227,081
Shares Issued for Reinvested Dividends	13,501,045	442,159,235	3,585,086	153,656,799
Shares Redeemed	(9,974,318)	(382,016,437)	(6,592,860)	(310,460,365)

Net Increase (Decrease)	9,090,435	273,228,913	2,423,058	101,423,515

Class C
Shares Sold	3,170,815	$62,375,652	2,202,102	$67,142,214
Shares Issued for Reinvested Dividends	5,635,659	96,538,837	1,594,478	44,007,584
Shares Redeemed	(6,028,908)	(121,531,114)	(6,076,031)	(184,287,489)

Net Increase (Decrease)	2,777,566	37,383,375	(2,279,451)	(73,137,691)

Class I
Shares Sold	11,781,273	$478,068,139	8,710,241	$433,216,495
Shares Issued for Reinvested Dividends	8,365,419	290,614,670	2,290,426	102,404,963
Shares Redeemed	(19,254,836)	(785,597,820)	(8,315,111)	(406,512,937)

Net Increase (Decrease)	891,856	(16,915,011)	2,685,556	129,108,521

Class R3
Shares Sold	218,666	$8,369,169	234,644	$11,070,881
Shares Issued for Reinvested Dividends	309,474	10,153,854	87,601	3,772,966
Shares Redeemed	(429,915)	(16,932,192)	(325,309)	(15,295,005)

Net Increase (Decrease)	98,225	1,590,831	(3,064)	(451,158)

Class R4
Shares Sold	250,422	$10,352,870	228,630	$11,414,684
Shares Issued for Reinvested Dividends	446,887	15,681,250	129,500	5,853,389
Shares Redeemed	(746,989)	(31,374,403)	(398,588)	(19,861,217)

Net Increase (Decrease)	(49,680)	(5,340,283)	(40,458)	(2,593,144)

Class R5
Shares Sold	186,925	$8,171,987	135,790	$7,029,897
Shares Issued for Reinvested Dividends	109,194	4,050,013	27,599	1,298,270
Shares Redeemed	(119,452)	(5,325,984)	(101,488)	(5,319,310)

Net Increase (Decrease)	176,667	6,896,016	61,901	3,008,857

Class R6
Shares Sold	357,710	$15,726,095	157,464	$8,754,701
Shares Issued for Reinvested Dividends	64,798	2,446,116	8,512	405,519
Shares Redeemed	(159,208)	(7,327,990)	(19,778)	(1,033,651)

Net Increase (Decrease)	263,300	10,844,221	146,198	8,126,569

Class Y
Shares Sold	1,911,323	$84,186,840	928,873	$50,217,143
Shares Issued for Reinvested Dividends	650,084	24,540,654	163,706	7,802,221
Shares Redeemed	(1,452,543)	(67,133,531)	(651,865)	(34,204,480)

Net Increase (Decrease)	1,108,864	41,593,963	440,714	23,814,884

Class F
Shares Sold	3,874,932	$160,316,539	2,463,128	$122,119,125
Shares Issued for Reinvested Dividends	2,537,024	88,339,164	1,101,002	49,269,862
Shares Redeemed	(2,258,227)	(94,166,031)	(8,053,486)	(408,108,047)

Net Increase (Decrease)	4,153,729	154,489,672	(4,489,356)	(236,719,060)

Total Net Increase (Decrease)	18,510,962	$503,771,697	(1,054,902)	$(47,418,707)

Healthcare Fund
Class A
Shares Sold	1,270,592	$42,474,857	2,816,061	$101,549,420
Shares Issued for Reinvested Dividends	1,531,546	47,003,147	1,019,295	34,248,296
Shares Redeemed	(3,947,053)	(131,520,198)	(4,495,546)	(158,895,113)

Net Increase (Decrease)	(1,144,915)	(42,042,194)	(660,190)	(23,097,397)

Class C
Shares Sold	386,423	$10,098,608	496,990	$14,452,310
Shares Issued for Reinvested Dividends	549,060	13,440,993	515,465	14,185,595
Shares Redeemed	(1,751,911)	(46,660,248)	(3,680,023)	(107,962,485)

Net Increase (Decrease)	(816,428)	(23,120,647)	(2,667,568)	(79,324,580)

119

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Healthcare Fund – (continued)
Class I
Shares Sold	1,860,549	$65,494,008	3,388,340	$126,092,031
Shares Issued for Reinvested Dividends	716,965	23,208,155	437,685	15,410,892
Shares Redeemed	(5,201,462)	(180,879,649)	(2,974,436)	(110,211,280)

Net Increase (Decrease)	(2,623,948)	(92,177,486)	851,589	31,291,643

Class R3
Shares Sold	140,316	$4,727,398	179,019	$6,531,072
Shares Issued for Reinvested Dividends	82,110	2,592,207	61,276	2,120,778
Shares Redeemed	(381,548)	(13,280,244)	(425,831)	(15,473,486)

Net Increase (Decrease)	(159,122)	(5,960,639)	(185,536)	(6,821,636)

Class R4
Shares Sold	153,972	$5,595,659	288,491	$11,080,389
Shares Issued for Reinvested Dividends	61,171	2,038,224	41,923	1,520,963
Shares Redeemed	(397,220)	(14,387,290)	(416,190)	(15,933,796)

Net Increase (Decrease)	(182,077)	(6,753,407)	(85,776)	(3,332,444)

Class R5
Shares Sold	98,097	$3,776,425	130,251	$5,340,435
Shares Issued for Reinvested Dividends	12,444	435,292	6,075	229,927
Shares Redeemed	(158,841)	(6,002,309)	(112,959)	(4,488,405)

Net Increase (Decrease)	(48,300)	(1,790,592)	23,367	1,081,957

Class R6(2)
Shares Sold	33,146	$1,302,429	—	$—
Shares Redeemed	(660)	(26,300)	—	—

Net Increase (Decrease)	32,486	1,276,129	—	—

Class Y
Shares Sold	669,883	$26,123,541	431,226	$17,308,437
Shares Issued for Reinvested Dividends	94,877	3,362,455	52,897	2,024,914
Shares Redeemed	(354,102)	(13,626,705)	(283,402)	(11,401,142)

Net Increase (Decrease)	410,658	15,859,291	200,721	7,932,209

Class F
Shares Sold	72,466	$2,542,615	450,646	$16,664,894
Shares Issued for Reinvested Dividends	158,658	5,145,276	86,244	3,039,229
Shares Redeemed	(1,561,880)	(51,838,121)	(128,688)	(4,746,404)

Net Increase (Decrease)	(1,330,756)	(44,150,230)	408,202	14,957,719

Total Net Increase (Decrease)	(5,862,402)	$(198,859,775)	(2,115,191)	$(57,312,529)

MidCap Fund
Class A
Shares Sold	10,562,439	$302,872,439	15,229,089	$479,864,863
Shares Issued for Reinvested Dividends	11,616,898	286,472,704	3,795,999	113,272,618
Shares Redeemed	(15,519,945)	(445,949,253)	(14,462,445)	(460,231,010)

Net Increase (Decrease)	6,659,392	143,395,890	4,562,643	132,906,471

Class C
Shares Sold	3,619,415	$71,020,807	6,174,307	$145,020,804
Shares Issued for Reinvested Dividends	5,087,766	86,695,527	1,974,728	43,246,546
Shares Redeemed	(11,310,026)	(222,847,023)	(13,281,900)	(303,779,827)

Net Increase (Decrease)	(2,602,845)	(65,130,689)	(5,132,865)	(115,512,477)

Class I
Shares Sold	42,632,618	$1,267,074,961	51,031,220	$1,672,961,497
Shares Issued for Reinvested Dividends	15,195,028	387,321,276	4,404,777	134,962,369
Shares Redeemed	(43,805,361)	(1,290,404,699)	(33,111,717)	(1,073,279,042)

Net Increase (Decrease)	14,022,285	363,991,538	22,324,280	734,644,824

Class R3
Shares Sold	556,017	$17,863,858	1,019,743	$35,935,089
Shares Issued for Reinvested Dividends	380,030	10,526,822	112,130	3,722,725
Shares Redeemed	(1,180,346)	(38,151,880)	(743,549)	(26,222,686)

Net Increase (Decrease)	(244,299)	(9,761,200)	388,324	13,435,128

120

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
MidCap Fund – (continued)
Class R4
Shares Sold	2,008,473	$67,464,654	3,152,179	$116,185,148
Shares Issued for Reinvested Dividends	881,164	25,483,275	291,588	10,027,716
Shares Redeemed	(3,755,272)	(128,083,303)	(2,657,782)	(97,308,099)

Net Increase (Decrease)	(865,635)	(35,135,374)	785,985	28,904,765

Class R5
Shares Sold	5,884,056	$201,889,123	5,438,327	$205,456,983
Shares Issued for Reinvested Dividends	1,361,847	40,610,288	353,078	12,442,452
Shares Redeemed	(6,880,878)	(238,241,924)	(2,628,190)	(98,094,631)

Net Increase (Decrease)	365,025	4,257,487	3,163,215	119,804,804

Class R6
Shares Sold	23,570,871	$824,805,540	19,650,032	$747,342,388
Shares Issued for Reinvested Dividends	3,466,868	104,560,740	533,890	18,985,122
Shares Redeemed	(8,765,259)	(311,279,864)	(3,937,273)	(149,786,078)

Net Increase (Decrease)	18,272,480	618,086,416	16,246,649	616,541,432

Class Y
Shares Sold	13,498,176	$461,820,073	20,799,108	$797,758,811
Shares Issued for Reinvested Dividends	4,622,179	139,266,264	1,504,227	53,460,224
Shares Redeemed	(29,761,816)	(1,038,153,416)	(19,868,421)	(736,585,618)

Net Increase (Decrease)	(11,641,461)	(437,067,079)	2,434,914	114,633,417

Class F
Shares Sold	23,838,251	$717,246,012	21,922,976	$713,934,685
Shares Issued for Reinvested Dividends	6,900,254	176,232,472	1,741,235	53,403,678
Shares Redeemed	(12,295,039)	(370,932,155)	(10,385,273)	(339,921,754)

Net Increase (Decrease)	18,443,466	522,546,329	13,278,938	427,416,609

Total Net Increase (Decrease)	42,408,408	$1,105,183,318	58,052,083	$2,072,774,973

MidCap Value Fund
Class A
Shares Sold	3,015,194	$39,850,799	3,127,684	$48,813,047
Shares Issued for Reinvested Dividends	2,634,934	31,694,686	463,385	7,173,200
Shares Redeemed	(3,749,358)	(50,258,979)	(2,646,647)	(41,733,967)

Net Increase (Decrease)	1,900,770	21,286,506	944,422	14,252,280

Class C
Shares Sold	219,028	$2,302,437	222,446	$2,911,223
Shares Issued for Reinvested Dividends	240,187	2,313,001	80,495	1,032,748
Shares Redeemed	(572,160)	(6,156,895)	(1,534,250)	(19,407,687)

Net Increase (Decrease)	(112,945)	(1,541,457)	(1,231,309)	(15,463,716)

Class I
Shares Sold	414,930	$5,677,380	552,664	$8,792,174
Shares Issued for Reinvested Dividends	300,075	3,648,250	66,767	1,040,897
Shares Redeemed	(939,685)	(12,651,962)	(1,015,843)	(16,140,564)

Net Increase (Decrease)	(224,680)	(3,326,332)	(396,412)	(6,307,493)

Class R3
Shares Sold	77,867	$1,086,097	75,953	$1,256,452
Shares Issued for Reinvested Dividends	72,689	922,418	16,486	268,227
Shares Redeemed	(250,237)	(3,619,666)	(192,290)	(3,197,956)

Net Increase (Decrease)	(99,681)	(1,611,151)	(99,851)	(1,673,277)

Class R4
Shares Sold	125,020	$1,801,520	124,104	$2,096,722
Shares Issued for Reinvested Dividends	82,313	1,068,388	16,176	267,868
Shares Redeemed	(194,448)	(2,814,110)	(149,407)	(2,527,098)

Net Increase (Decrease)	12,885	55,798	(9,127)	(162,508)

Class R5
Shares Sold	68,987	$961,987	105,272	$1,798,408
Shares Issued for Reinvested Dividends	36,259	477,765	11,409	191,481
Shares Redeemed	(517,692)	(7,282,905)	(281,733)	(4,803,813)

Net Increase (Decrease)	(412,446)	(5,843,153)	(165,052)	(2,813,924)

121

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
MidCap Value Fund – (continued)
Class Y
Shares Sold	291,417	$4,364,547	348,742	$6,063,658
Shares Issued for Reinvested Dividends	90,660	1,198,031	41,401	697,132
Shares Redeemed	(306,083)	(4,432,547)	(1,348,747)	(22,829,991)

Net Increase (Decrease)	75,994	1,130,031	(958,604)	(16,069,201)

Class F
Shares Sold	6,169,822	$84,036,654	6,696,887	$106,408,840
Shares Issued for Reinvested Dividends	2,440,229	29,675,324	441,070	6,902,315
Shares Redeemed	(4,278,093)	(58,547,425)	(5,066,647)	(81,143,838)

Net Increase (Decrease)	4,331,958	55,164,553	2,071,310	32,167,317

Total Net Increase (Decrease)	5,471,855	$65,314,795	155,377	$3,929,478

Quality Value Fund
Class A
Shares Sold	515,463	$10,074,937	505,087	$10,381,769
Shares Issued for Reinvested Dividends	572,123	10,176,420	401,915	8,210,264
Shares Redeemed	(1,261,687)	(24,792,514)	(1,478,660)	(30,431,153)

Net Increase (Decrease)	(174,101)	(4,541,157)	(571,658)	(11,839,120)

Class C
Shares Sold	48,982	$803,712	54,734	$966,801
Shares Issued for Reinvested Dividends	28,768	438,130	50,041	876,084
Shares Redeemed	(229,704)	(3,910,337)	(723,415)	(12,761,532)

Net Increase (Decrease)	(151,954)	(2,668,495)	(618,640)	(10,918,647)

Class I
Shares Sold	118,116	$2,316,278	119,419	$2,435,718
Shares Issued for Reinvested Dividends	47,997	841,546	28,248	569,900
Shares Redeemed	(208,357)	(4,046,731)	(260,204)	(5,290,718)

Net Increase (Decrease)	(42,244)	(888,907)	(112,537)	(2,285,100)

Class R3
Shares Sold	17,295	$356,081	7,767	$161,342
Shares Issued for Reinvested Dividends	3,279	59,308	2,430	50,174
Shares Redeemed	(15,768)	(322,706)	(27,123)	(563,901)

Net Increase (Decrease)	4,806	92,683	(16,926)	(352,385)

Class R4
Shares Sold	27,215	$549,127	58,437	$1,239,154
Shares Issued for Reinvested Dividends	19,976	364,460	14,925	312,076
Shares Redeemed	(63,260)	(1,291,227)	(140,160)	(2,976,078)

Net Increase (Decrease)	(16,069)	(377,640)	(66,798)	(1,424,848)

Class R5
Shares Sold	1,251	$24,050	24,598	$514,350
Shares Issued for Reinvested Dividends	1,768	32,495	1,109	23,373
Shares Redeemed	(16,898)	(357,155)	(24,077)	(525,126)

Net Increase (Decrease)	(13,879)	(300,610)	1,630	12,597

Class R6(1)
Shares Sold	1,060	$21,715	476	$10,000
Shares Issued for Reinvested Dividends	35	650	—	—
Shares Redeemed	(6)	(133)	—	—

Net Increase (Decrease)	1,089	22,232	476	10,000

Class Y
Shares Sold	27,388	$566,227	30,977	$668,736
Shares Issued for Reinvested Dividends	2,143	39,465	2,536	53,600
Shares Redeemed	(30,147)	(614,974)	(54,129)	(1,132,320)

Net Increase (Decrease)	(616)	(9,282)	(20,616)	(409,984)

Class F
Shares Sold	106,180	$2,050,010	4,026,210	$82,806,066
Shares Issued for Reinvested Dividends	350,111	6,128,466	113,052	2,280,455
Shares Redeemed	(4,395,222)	(84,991,695)	(264,077)	(5,415,483)

Net Increase (Decrease)	(3,938,931)	(76,813,219)	3,875,185	79,671,038

Total Net Increase (Decrease)	(4,331,899)	$(85,484,395)	2,470,116	$52,463,551

122

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Small Cap Growth Fund
Class A
Shares Sold	143,713	$6,367,732	211,044	$12,246,181
Shares Issued for Reinvested Dividends	1,137,942	42,820,742	181,627	10,053,030
Shares Redeemed	(691,468)	(30,501,386)	(478,877)	(28,211,959)

Net Increase (Decrease)	590,187	18,687,088	(86,206)	(5,912,748)

Class C
Shares Sold	33,213	$900,484	18,189	$821,537
Shares Issued for Reinvested Dividends	236,201	6,042,022	50,584	2,132,627
Shares Redeemed	(315,783)	(9,391,318)	(338,387)	(14,918,173)

Net Increase (Decrease)	(46,369)	(2,448,812)	(269,614)	(11,964,009)

Class I
Shares Sold	2,177,043	$98,419,282	1,423,742	$86,221,035
Shares Issued for Reinvested Dividends	1,099,491	43,341,934	342,617	19,573,702
Shares Redeemed	(3,548,369)	(163,047,531)	(4,791,619)	(295,297,396)

Net Increase (Decrease)	(271,835)	(21,286,315)	(3,025,260)	(189,502,659)

Class R3
Shares Sold	69,866	$2,907,966	59,892	$3,502,644
Shares Issued for Reinvested Dividends	60,131	2,234,481	9,890	543,634
Shares Redeemed	(148,734)	(6,537,096)	(81,883)	(4,842,381)

Net Increase (Decrease)	(18,737)	(1,394,649)	(12,101)	(796,103)

Class R4
Shares Sold	285,710	$12,583,104	364,952	$22,208,659
Shares Issued for Reinvested Dividends	297,846	11,687,478	47,349	2,704,153
Shares Redeemed	(909,172)	(41,585,558)	(493,751)	(30,080,314)

Net Increase (Decrease)	(325,616)	(17,314,976)	(81,450)	(5,167,502)

Class R5
Shares Sold	484,882	$22,426,482	347,713	$21,980,130
Shares Issued for Reinvested Dividends	397,887	16,508,317	76,411	4,542,635
Shares Redeemed	(844,219)	(41,911,678)	(767,974)	(48,541,480)

Net Increase (Decrease)	38,550	(2,976,879)	(343,850)	(22,018,715)

Class R6
Shares Sold	827,350	$38,567,669	686,094	$43,112,203
Shares Issued for Reinvested Dividends	205,988	8,674,158	8,749	525,615
Shares Redeemed	(479,346)	(23,694,911)	(130,097)	(8,374,078)

Net Increase (Decrease)	553,992	23,546,916	564,746	35,263,740

Class Y
Shares Sold	3,471,469	$173,976,901	1,232,771	$79,909,898
Shares Issued for Reinvested Dividends	1,656,136	69,789,590	270,638	16,276,162
Shares Redeemed	(3,955,235)	(186,437,170)	(1,530,091)	(96,766,636)

Net Increase (Decrease)	1,172,370	57,329,321	(26,682)	(580,576)

Class F
Shares Sold	229,925	$10,549,148	169,138	$10,226,392
Shares Issued for Reinvested Dividends	221,268	8,748,931	32,992	1,887,827
Shares Redeemed	(324,117)	(15,214,484)	(167,224)	(10,322,892)

Net Increase (Decrease)	127,076	4,083,595	34,906	1,791,327

Total Net Increase (Decrease)	1,819,618	$58,225,289	(3,245,511)	$(198,887,245)

Small Cap Value Fund
Class A
Shares Sold	535,811	$5,599,188	501,586	$7,095,178
Shares Issued for Reinvested Dividends	1,345,441	12,452,725	167,649	2,291,007
Shares Redeemed	(1,175,436)	(12,205,028)	(584,728)	(8,306,972)

Net Increase (Decrease)	705,816	5,846,885	84,507	1,079,213

Class C
Shares Sold	27,521	$250,111	65,529	$865,667
Shares Issued for Reinvested Dividends	201,614	1,622,991	40,074	497,721
Shares Redeemed	(336,158)	(3,016,977)	(442,129)	(5,637,431)

Net Increase (Decrease)	(107,023)	(1,143,875)	(336,526)	(4,274,043)

123

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Small Cap Value Fund – (continued)
Class I
Shares Sold	290,021	$3,176,128	114,901	$1,655,287
Shares Issued for Reinvested Dividends	101,935	945,995	10,068	137,932
Shares Redeemed	(246,872)	(2,384,735)	(78,404)	(1,122,083)

Net Increase (Decrease)	145,084	1,737,388	46,565	671,136

Class R3
Shares Sold	12,137	$130,291	21,367	$312,233
Shares Issued for Reinvested Dividends	12,847	123,296	1,103	15,477
Shares Redeemed	(5,951)	(64,581)	(34,579)	(501,272)

Net Increase (Decrease)	19,033	189,006	(12,109)	(173,562)

Class R4
Shares Sold	2,596	$26,803	900	$13,135
Shares Issued for Reinvested Dividends	493	4,797	114	1,619
Shares Redeemed	(92)	(993)	(5,359)	(80,859)

Net Increase (Decrease)	2,997	30,607	(4,345)	(66,105)

Class R5
Shares Issued for Reinvested Dividends	888	$8,638	144	$2,044
Shares Redeemed	(2,386)	(24,304)	(649)	(9,287)

Net Increase (Decrease)	(1,498)	(15,666)	(505)	(7,243)

Class R6(1)
Shares Sold	8,510	$91,476	715	$10,000
Shares Issued for Reinvested Dividends	253	2,456	—	—
Shares Redeemed	(11)	(110)	—	—

Net Increase (Decrease)	8,752	93,822	715	10,000

Class Y
Shares Sold	27,569	$298,131	3,238	$47,858
Shares Issued for Reinvested Dividends	11,902	115,661	4,305	61,224
Shares Redeemed	(32,472)	(375,274)	(46,582)	(673,505)

Net Increase (Decrease)	6,999	38,518	(39,039)	(564,423)

Class F
Shares Sold	1,466,457	$14,533,039	58,899	$834,996
Shares Issued for Reinvested Dividends	1,036,113	9,621,393	301,115	4,128,469
Shares Redeemed	(619,373)	(6,521,061)	(3,698,310)	(52,129,544)

Net Increase (Decrease)	1,883,197	17,633,371	(3,338,296)	(47,166,079)

Total Net Increase (Decrease)	2,663,357	$24,410,056	(3,599,033)	$(50,491,106)

Small Company Fund
Class A
Shares Sold	1,819,229	$35,427,303	2,270,419	$52,377,812
Shares Issued for Reinvested Dividends	3,082,592	50,462,033	—	—
Shares Redeemed	(2,373,495)	(46,229,828)	(1,882,550)	(42,324,435)

Net Increase (Decrease)	2,528,326	39,659,508	387,869	10,053,377

Class C
Shares Sold	124,624	$1,583,364	161,175	$2,756,489
Shares Issued for Reinvested Dividends	252,369	2,718,019	—	—
Shares Redeemed	(358,239)	(4,604,087)	(1,216,758)	(20,246,713)

Net Increase (Decrease)	18,754	(302,704)	(1,055,583)	(17,490,224)

Class I
Shares Sold	217,227	$4,551,958	281,342	$6,659,139
Shares Issued for Reinvested Dividends	279,521	4,855,272	—	—
Shares Redeemed	(478,368)	(9,730,251)	(374,450)	(8,896,291)

Net Increase (Decrease)	18,380	(323,021)	(93,108)	(2,237,152)

Class R3
Shares Sold	134,256	$2,730,277	110,367	$2,749,385
Shares Issued for Reinvested Dividends	146,146	2,626,237	—	—
Shares Redeemed	(330,361)	(7,087,474)	(514,678)	(12,245,254)

Net Increase (Decrease)	(49,959)	(1,730,960)	(404,311)	(9,495,869)

124

Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Small Company Fund – (continued)
Class R4
Shares Sold	147,445	$3,466,416	121,401	$3,118,999
Shares Issued for Reinvested Dividends	125,461	2,408,843	—	—
Shares Redeemed	(280,883)	(6,458,571)	(513,859)	(13,147,683)

Net Increase (Decrease)	(7,977)	(583,312)	(392,458)	(10,028,684)

Class R5
Shares Sold	62,555	$1,589,279	47,038	$1,261,080
Shares Issued for Reinvested Dividends	19,819	403,513	—	—
Shares Redeemed	(55,755)	(1,415,258)	(80,902)	(2,111,795)

Net Increase (Decrease)	26,619	577,534	(33,864)	(850,715)

Class R6
Shares Sold	2,145	$54,273	3,290	$101,310
Shares Issued for Reinvested Dividends	1,032	21,469	—	—
Shares Redeemed	(553)	(14,301)	(1,132)	(30,923)

Net Increase (Decrease)	2,624	61,441	2,158	70,387

Class Y
Shares Sold	165,468	$4,153,738	239,418	$6,832,724
Shares Issued for Reinvested Dividends	252,900	5,260,320	—	—
Shares Redeemed	(475,656)	(10,480,486)	(271,716)	(7,590,782)

Net Increase (Decrease)	(57,288)	(1,066,428)	(32,298)	(758,058)

Class F
Shares Sold	4,045,700	$86,904,113	2,020,773	$47,724,426
Shares Issued for Reinvested Dividends	1,153,443	20,116,041	—	—
Shares Redeemed	(1,258,713)	(26,615,628)	(922,181)	(22,313,407)

Net Increase (Decrease)	3,940,430	80,404,526	1,098,592	25,411,019

Total Net Increase (Decrease)	6,419,909	$116,696,584	(523,003)	$(5,325,919)

(1)	Inception date was February 28, 2018.
(2)	Inception date was February 28, 2019.

13.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $370 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During and as of the year ended October 31, 2019, none of the Funds had borrowings under this facility.

14.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

The FASB recently issued ASU 2017-08 (the “ASU” or “Update”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU is effective for public entities for fiscal years beginning after December 15, 2018, and will become effective for private entities one year later. Management is currently evaluating the implication, if any, of additional disclosure and its impact on the Funds’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

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Hartford Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, however, an entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. Management has elected to early adopt the provisions of ASU 2018-13 that eliminate disclosure requirements effective with the current reporting period. The impact of each Fund’s early adoption of these provisions was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. Management is currently evaluating the potential impact of adopting the additional provisions of ASU 2018-13.

16.	Subsequent Events:

Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in these financial statements.

126

Report of Independent Registered Public Accounting Firm

To the Shareholders of

The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Growth Opportunities Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Quality Value Fund, The Hartford Small Cap Growth Fund, Hartford Small Cap Value Fund (formerly, Hartford Small Cap Core Fund), and The Hartford Small Company Fund and the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Small Cap Value Fund and The Hartford Small Company Fund (nine of the funds constituting The Hartford Mutual Funds, Inc.), and The Hartford Growth Opportunities Fund, Hartford Quality Value Fund and The Hartford Small Cap Growth Fund (three of the funds constituting The Hartford Mutual Funds II, Inc.) (all funds listed above collectively referred to as the “Funds”) (The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. collectively referred to as the “Companies”), including the schedules of investments, as of October 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (nine of the funds constituting The Hartford Mutual Funds, Inc. and three of the funds constituting The Hartford Mutual Funds II, Inc.) at October 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Companies’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Companies in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Companies are not required to have, nor were we engaged to perform, audits of the Companies’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hartford investment companies since 2002.

Philadelphia, Pennsylvania

December 30, 2019

127

Hartford Domestic Equity Funds

Directors and Officers of each Company (Unaudited)

Each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of each Company as of October 31, 2019. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Vistra Energy Corporation, formerly known as Dynegy, Inc. (an independent power company) since October 2012 and as a Director of Credit Suisse Holdings (USA), Inc. since January 2017.	82	Ms. Ackermann serves as a Director of Vistra Energy Corporation (October 2012 to present) and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	82	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

LYNN S. BIRDSONG (1946)	Director and Chair of the Board	Director since 2003; Chair of the Board since August 2019	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (since September 2014), Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (since 2016), and Aberdeen Alpha Fund (since December 2017). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	82	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014. Previously, she was a director of Forest City Realty Trust (a real estate company) from November 2014 to March 2018, a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014, and a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	82	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present).

DUANE E. HILL (1945)	Director	Since 2001(4) Since 2002(5)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	82	None

128

Hartford Domestic Equity Funds

Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

PHILLIP O. PETERSON(6) (1944)	Director	Since 2002(4) Since 2000(5)	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. From February 2007 to February 2018, Mr. Peterson served as a member of the Board of Trustees of the William Blair Funds. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	82	None

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, and previously was the Founding Director, Center for Financial Policy, in the Robert H. Smith School of Business at the University of Maryland. He was chair of the Finance Department Robert H. Smith School of Business at the University of Maryland from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	82	None

DAVID SUNG (1953)	Director	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is an Independent Director of seven investment funds, including two closed-end registered investment companies, sponsored by Ironwood Capital Management. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	82	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).

OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(7) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”), and Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Manager, Chairman of the Board, and President of Lattice Strategies LLC (since July 2016). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	82	None

129

Hartford Domestic Equity Funds

Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004. Prior to joining The Hartford, Ms. Furlong worked at KPMG LLP in audit services.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

ALBERT Y. LEE (1979)	Vice President and Assistant Treasurer	Since 2017	Mr. Lee serves as Head of Systemic Strategies and ETF Operations and Senior Vice President of HFMG (since July 2016). Mr. Lee also serves as Senior Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lee served as Managing Director and Chief Operating Officer, Lattice Strategies LLC (2009-2016); Chief Operating Officer at Avicenna Capital Management (2007-2009); and Chief Financial Officer at Steeple Capital LP (2005-2007).	N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice Strategies LLC (2003 to 2016).	N/A	N/A

JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as Executive Vice President of HFD (since December 2013) and has served as President (from April 2018 to June 2019) and Chief Executive Officer (from April 2018 to June 2019) of HFD. He also serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC. Mr. Melcher also serves as Executive Vice President and Chief Compliance Officer of Lattice Strategies, LLC (since July 2016). Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

130

Hartford Domestic Equity Funds

Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice Strategies LLC (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips is Deputy General Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)

Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.

(3)

The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, and Hartford Schroders Opportunistic Income Fund.

(4)	For The Hartford Mutual Funds, Inc.
(5)	For The Hartford Mutual Funds II, Inc.
(6)	Effective December 5, 2019, Mr. Peterson is retiring from each Company.
(7)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

131

Hartford Domestic Equity Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

132

Hartford Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

The Hartford Capital Appreciation Fund

Hartford Core Equity Fund

The Hartford Dividend and Growth Fund

The Hartford Equity Income Fund

The Hartford Growth Opportunities Fund

The Hartford Healthcare Fund

The Hartford MidCap Fund

The Hartford MidCap Value Fund

Hartford Quality Value Fund

The Hartford Small Cap Growth Fund

Hartford Small Cap Value Fund

The Hartford Small Company Fund

(each a “Fund” and collectively, the “Funds”)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At their meeting held on August 6-7, 2019, the Boards of Directors (collectively, the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement (the “Management Agreement”) by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF, on behalf of each of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, and Hartford Small Cap Value Fund, and HMF II, on behalf of each of The Hartford Growth Opportunities Fund, Hartford Quality Value Fund and The Hartford Small Cap Growth Fund; (ii) the continuation of a separate investment management agreement by and between HFMC and HMF, on behalf of each of The Hartford Healthcare Fund and The Hartford Small Company Fund (the “2013 Investment Management Agreement” and collectively with the Management Agreement, the “Management Agreements”); and (iii) the continuation of investment sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively with the Management Agreements, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”), with respect to the Funds.

In the months preceding the August 6-7, 2019 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 18, 2019 and August 6-7, 2019. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 18, 2019 and August 6-7, 2019 concerning the Agreements.

The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, transfer agency and other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s management fees, transfer agency and other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreements.

In determining whether to continue the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel throughout the evaluation process. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.

133

Hartford Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford Funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ portfolio managers. The Board recognized that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the Funds’ securities lending program and noted the income earned by the Funds in connection with their participation in the program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford Funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, its investment philosophy and process, its investment research capabilities and resources, its performance record, its trade execution capabilities and its experience. The Board considered the quality and experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-adviser’s succession planning to ensure continuity of portfolio management services provided to the Funds.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford Funds, and the ability to combine holdings in a Fund with holdings in other Hartford Funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford Funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

134

Hartford Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the continuation of the approval of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group (if available), various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance and commentary on the effect of current and recent market conditions. The Board also noted that, for The Hartford Capital Appreciation Fund, the Fund utilizes a multiple portfolio manager structure and considered the performance attributions of the underlying managers. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreements, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with the Funds were not excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 18, 2019 and August 6-7, 2019 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge, in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s fees and total operating expenses.

The Board also considered that HFMC provides nondiscretionary investment advisory services to a model portfolio that pursues an investment objective and an investment strategy similar to those of the Hartford Core Equity Fund. The Board also received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Funds and the services it provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.

135

Hartford Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing the Funds to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds have grown over time, including through lower operating expenses. The Board also noted that, for the Hartford Small Cap Value Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF and HMF II, on behalf of their respective Funds, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HASCO indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.

Fund-by-Fund Factors

For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its benchmark reflects the net performance of the Fund’s Class I shares as of March 31, 2019.

The Hartford Capital Appreciation Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 3-year periods and below its benchmark for the 5-year period. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.04% through February 29, 2020.

136

Hartford Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Core Equity Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 5-year periods and the 3rd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 5-year periods and below its benchmark for the 3-year period.

•

The Board noted that the Fund’s contractual management fee, its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.06% through February 29, 2020.

The Hartford Dividend and Growth Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 5-year periods and the 1st quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board noted upcoming changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.05% through February 29, 2020.

The Hartford Equity Income Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period. The Board noted upcoming changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.05% through February 29, 2020.

The Hartford Growth Opportunities Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee and its actual management fee were in the 4th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.05% through February 29, 2020.

The Hartford Healthcare Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee, actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.06% through February 29, 2020.

The Hartford MidCap Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that Class I and Y shares of the Fund have contractual transfer agency expense caps of 0.12% and 0.04%, respectively, through February 29, 2020.

The Hartford MidCap Value Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods.

137

Hartford Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•

The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class Y shares of the Fund have a transfer agency expense cap of 0.05% through February 29, 2020.

Hartford Quality Value Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 3-year periods and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period.

•

The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a reduction to the contractual investment management fee implemented on September 1, 2018. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.96% through February 29, 2020, and that HFMC had reimbursed the Fund for certain expenses.

The Hartford Small Cap Growth Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3- and 5- year periods. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy and portfolio management team.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.04% through February 29, 2020.

Hartford Small Cap Value Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and below its benchmark for the 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

•

The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a reduction to the contractual investment management fee implemented on September 1, 2018. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.30% through February 29, 2020.

The Hartford Small Company Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and below its benchmark for the 5-year period. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy and portfolio management team.

•

The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.40% through February 29, 2020, and that HFMC had reimbursed the Fund for certain expenses.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

138

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and its Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data; and

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Law Department, Privacy Law, One Hartford Plaza, Hartford, CT 06155, or at CorporatePrivacyOffice@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2019), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life, Ltd.; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HIMCO Distribution Services Company; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Renato Acquisition Co.; Sentinel Insurance Company, Ltd; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.

Revised March 2019

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced herein are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with the Funds’ sub-adviser.

MFAR-DE19     12/19    214073    Printed in U.S.A.

HARTFORDFUNDS

Our benchmark is the investor.®

Hartford International/ Global Equity Funds

Annual Report

October 31, 2019

[1] Effective November 8, 2019, the Fund's name changed to Hartford Climate Opportunities Fund.
[2] Effective after the close of business on November 22, 2019, The Hartford International Small Company Fund was reorganized into Hartford Global Impact Fund.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds' website (www.hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-888-843-7824. Your election to receive reports in paper will apply to all Hartford Funds held in your account if you invest through your financial intermediary or directly with a Fund.

If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds. The following is the Funds’ Annual Report covering the fiscal period from November 1, 2018 to October 31, 2019.

Market Review

During the 12 months ended October 31, 2019, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.33% despite volatility throughout the period.

Political uncertainty has been a core driver of this increased market volatility. Escalating trade tensions between the U.S. and China, continued debate over how the UK will handle its departure from the European Union, and the September announcement of an impeachment inquiry against President Trump all contributed to choppy market conditions.

However, July 1, 2019 marked a significant milestone: the U.S. entered the longest period of economic expansion on record, according to The National Bureau of Economic Research. Strong consumer spending in the U.S. has continued to buoy the domestic economy, helped by an unemployment rate that stayed at or below 4% throughout the 12 month period ended October 31, 2019.

Nevertheless, signs of a slowing global economy prompted central banks around the world to shift to more accommodating monetary policy. The U.S. Federal Reserve cut interest rates three times in 2019 to bring down the federal funds rate target down to a range of 1.50 – 1.75% as of October 31, 2019, while the European Central Bank, which already had established negative interest rates, further cut its rate to -0.50% as of September 18, 2019.

Politics, both at home and abroad, are likely to continue to play a key role in market movements this year. For this reason, we encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

Hartford International/Global Equity Funds

The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Hartford Emerging Markets Equity Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 5/31/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	Since Inception[1]
Class A2	8.82%	3.01%	0.81%
Class A3	2.83%	1.85%	0.14%
Class C2	7.93%	2.25%	0.07%
Class C3	6.93%	2.25%	0.07%
Class I2	8.99%	3.35%	1.16%
Class R3[2]	8.45%	2.75%	0.56%
Class R4[2]	8.87%	3.04%	0.84%
Class R5[2]	9.14%	3.22%	1.08%
Class R6[2]	9.26%	3.48%	1.26%
Class Y2	9.06%	3.42%	1.22%
Class F2	9.17%	3.42%	1.20%
MSCI Emerging Markets Index (Net)	11.86%	2.93%	1.12%

[1]	Inception: 05/31/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced operations on 2/28/18. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Performance information prior to 5/7/15 reflects when the Fund pursued a modified investment strategy.

Operating Expenses*

	Gross	Net
Class A	1.54%	1.46%
Class C	2.38%	2.21%
Class I	1.25%	1.21%
Class R3	1.86%	1.71%
Class R4	1.56%	1.46%
Class R5	1.27%	1.16%
Class R6	1.15%	0.99%
Class Y	1.25%	1.11%
Class F	1.15%	0.99%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

2

Hartford Emerging Markets Equity Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Manager

David J. Elliott, CFA

Senior Managing Director and Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Emerging Markets Equity Fund returned 8.82%, before sales charges, for the twelve-month period ended October 31, 2019, underperforming its benchmark, the MSCI Emerging Markets Index (Net), which returned 11.86% for the same period. For the same period, Class A shares of the Fund also underperformed the 12.98% average return of the Lipper Emerging Markets Equity Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Emerging market (EM) equities, as measured by the MSCI Emerging Markets Index (Net), had a strong year in terms of performance, rebounding from weak performance in 2018. The gains were broad-based as most countries and sectors yielded positive returns as measured in local currency. Markets continued to face challenges as several central banks in the emerging markets sought to combat slowing growth with more accommodative monetary policy, although markets were cautious amid weaker economic indicators in addition to political and trade uncertainty.

In Latin America, Brazil was a bright spot for the region. Markets reacted favorably to President Jair Bolsonaro’s promise of an ambitious economic agenda and progress on social security reform bolstered the country, which avoided falling into a recession after second-quarter gross domestic product (GDP) growth unexpectedly accelerated. Argentina was among the worst-performing markets during the period, as the country’s stock market collapsed in August following President Mauricio Macri’s unexpected defeat by left-wing opposition leader Alberto Fernandez in the nation’s primary elections, heightening the prospect of a sovereign default.

Within Europe, the Middle East, and Africa (EMEA), Russia was the standout performer in the region, benefiting from an increase in oil prices resulting from output cuts from the Organization of the Petroleum Exporting Countries (OPEC), the removal of United States (U.S.) sanctions on select Russian companies, and lower interest rates. South Africa rebounded from the prior year, benefiting from the U.S. Federal Reserve’s (Fed’s) cautious policy stance given its sensitivity to U.S. interest rates. President Cyril Ramaphosa was reelected for a second term, paving the way for potential structural reforms that could revive economic growth.

In Asia, strength was widespread with most local equity markets registering gains, led by Taiwan and China. Taiwan was heavily impacted by the country’s large foundry service providers enjoying strong sales and higher demand. China rallied on improved trade sentiment, as U.S. President Trump declared that the two sides had reached a “substantial phase one deal.”

Nine of eleven sectors within the MSCI Emerging Markets Index (Net) posted positive returns during the period. The Information Technology (+24%), Consumer Discretionary (+22%), and Real Estate (+21%) sectors rose the most, while the Materials (-4%) and Healthcare (-1%) sectors declined during the period.

Within the Fund, security selection within the Energy, Financials, and Communication Services sectors detracted most from returns relative to the MSCI Emerging Markets Index (Net). This was partially offset by stronger selection within the Materials, Consumer Staples, and Healthcare sectors. Sector allocation, a result of our quantitative security selection process, also detracted from performance relative to the MSCI Emerging Markets Index (Net). An overweight to the Materials sector and an underweight to the Consumer Discretionary sector detracted most from relative performance, while underweights to the Healthcare and Communication Services sectors contributed positively. From a country perspective, security selection within South Korea, China, and India detracted from results relative to the MSCI Emerging Markets Index (Net), while selection in Brazil, South Africa, and Mexico contributed positively to relative returns. Allocation within countries contributed positively to relative performance, particularly an underweight to Saudi Arabia, which offset negative performance from an overweight to Brazil.

China Petroleum & Chemical (Energy), Taiwan Semiconductor (Information Technology), and Reliance Industries (Energy) were top detractors from relative performance during the period. China Petroleum & Chemical, an oil and gas company based in China, underperformed as PetroChina is spinning off some of its pipeline assets to National Pipeline Company, which the market expects will generate less value for PetroChina. An underweight to Taiwan Semiconductor, a developer and manufacturer of integrated circuit related products, detracted from relative performance during the period. Most notably, the company reported better-than-expected third quarter 2019 results and increased next quarter’s guidance, driven by demand for high-end smartphones and high-performance computing applications. Not owning Reliance Industries, an India-based company engaged in energy, petrochemicals, textiles, natural resources, retail, and telecommunications, detracted from relative performance during the year. Largan Precision (Information Technology) was a top detractor from absolute performance over the period.

Baidu (Communication Services), Anglo American Platinum (Materials), and Yihai International (Consumer Staples) were the top contributors to performance relative to the MSCI Emerging Markets Index (Net) during the period. An underweight to Baidu, an internet search company, contributed positively to relative performance as shares neared a four-year low during the period after reporting losses for the first time since going public. Baidu continues to face difficulties in its core search business, which is decelerating. We eliminated Baidu from the portfolio during the period. Shares of Anglo American Platinum, a South African platinum production company, rose during the period as platinum prices

3

Hartford Emerging Markets Equity Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

jumped on concerns that workers in South Africa, the largest supplier of the precious metal, may succeed in widening a strike to include some of country’s biggest producers. Yihai International, a China-based condiment company, also contributed positively to performance relative to the MSCI Emerging Markets Index (Net) during the period, as shares outperformed after the company posted strong earnings over the period. Samsung Electronics (Information Technology) was a top absolute contributor over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We plan to continue to seek to add value by utilizing proprietary quantitative research and investment tools in a highly disciplined framework. Stock selection is intended to be the key driver of returns.

At the end of the period, the Fund had the largest overweights to South Korea and China, and the largest underweights to India and Qatar relative to the MSCI Emerging Markets Index (Net). On a sector basis, the Fund had its largest overweight to the Materials, Consumer Discretionary, and Industrials sectors, and the largest underweights to the Communication Services, Financials, and Utilities sectors, relative to the MSCI Emerging Markets Index (Net).

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.3%
Consumer Discretionary	14.1
Consumer Staples	7.3
Energy	8.5
Financials	22.9
Health Care	2.3
Industrials	6.1
Information Technology	15.7
Materials	8.7
Real Estate	1.8
Utilities	1.6

Total	98.3%

Short-Term Investments	1.9
Other Assets & Liabilities	(0.2)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

4

Hartford Environmental Opportunities Fund*

Fund Overview

October 31, 2019 (Unaudited)

Inception 2/29/2016 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

*

Effective 11/8/19, the Fund (now known as Hartford Climate Opportunities Fund) changed its name and principal investment strategies. The Fund also added Schroder Investment Management North America Inc. as a sub-adviser and Schroder Investment Management North America Ltd. as a sub-sub-adviser to the Fund. The information in this report is as of 10/31/19 and therefore, does not reflect any of these changes. For more information, please see the Fund’s most recent prospectus.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	Since Inception[1]
Class A2	16.47%	10.39%
Class A3	10.07%	8.71%
Class C2	16.68%	10.26%
Class C3	15.68%	10.26%
Class I2	16.85%	10.72%
Class R3[2]	17.77%	10.65%
Class R4[2]	16.78%	10.52%
Class R5[2]	16.88%	10.67%
Class R6[2]	17.12%	10.81%
Class Y2	17.00%	10.77%
Class F2	16.88%	10.74%
MSCI All Country World (ACWI) Index (Net)	12.59%	12.67%
MSCI Global Environment Index (Net)	14.30%	12.97%

[1]	Inception: 02/29/2016
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*

	Gross	Net
Class A	1.58%	1.19%
Class C	2.27%	1.94%
Class I	1.19%	0.89%
Class R3	1.90%	1.41%
Class R4	1.60%	1.11%
Class R5	1.30%	0.81%
Class R6	1.18%	0.69%
Class Y	1.20%	0.79%
Class F	1.18%	0.69%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

5

Hartford Environmental Opportunities Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Alan T. Hsu

Managing Director, Global Industry Analyst, and Equity Portfolio Manager

Wellington Management Company LLP

G. Thomas Levering

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Environmental Opportunities Fund returned 16.47%, before sales charge, for the twelve-month period ending October 31, 2019, outperforming the Fund’s benchmark, the MSCI All Country World (ACWI) Index (Net), which returned 12.59% for the same period. For the same period, the Class A shares of the Fund also outperformed the 6.43% average return of the Lipper Global Multi-Cap Value group, a group of funds with investment strategies similar to those of the Fund in terms of market cap distribution and value and growth style characteristics, but not necessarily similar in terms of investment focus or objective.

Why did the Fund perform this way?

For the twelve-month period ended October 31 2019, global equities rose, as measured by the MSCI ACWI Index (Net). Towards the end of 2018, global equities tumbled as concerns about slowing global growth weighed heavily on the markets. China’s economy grew at the weakest pace in a decade, and economic growth in the Eurozone moderated. On the monetary policy front, the U.S. Federal Reserve (Fed) raised rates by 0.25%, to the highest level in a decade.

In the first calendar quarter of 2019, global markets recovered and surged due to productive trade negotiations between the U.S. and China, and accommodative policy actions from the major central banks. The U.S. delayed its plan to increase tariffs on $200 billion of imports from China amid constructive dialogue between U.S. and Chinese trade representatives. The United Kingdom’s (U.K.) exit from the European Union (EU), also known as “Brexit,” remained a key area of concern with the British parliament rejecting Prime Minister Theresa May’s deal for the third time.

In the second calendar quarter of 2019, global equities rose for the second straight quarter. Trade tensions between China and the U.S. escalated in May but eased at the end of the quarter after the two countries agreed to resume trade negotiations at the G20 summit. The U.K. avoided an abrupt no-deal departure from the EU after EU leaders granted the U.K. a flexible extension until October 31. U.K. Prime Minister Theresa May announced that she would resign on June 7, 2019 after failing to secure a Brexit deal.

In the third calendar quarter of 2019, Boris Johnson was appointed as the new Prime Minister of the U.K. after his victory in the Conservative Party leadership contest. U.K. opposition parties vowed to block Prime Minister Johnson’s bid for a general election, and Parliament passed legislation requiring him to request an extension to the Brexit process if he failed to secure an acceptable deal. On the monetary front, the Fed cut interest rates in July and September in an effort to extend the U.S. economic expansion amid a slowdown in growth and trade uncertainty. The European Central Bank (ECB) unveiled a sweeping, long-term economic stimulus package to bolster the Eurozone economy against slowing growth and trade frictions, including an open-ended asset purchase program and more favorable bank lending conditions.

At the end of the period, markets benefited from easing geopolitical tensions. U.S. President Donald Trump canceled a tariff increase scheduled for October 2019, and the U.S. and China have made substantial progress towards a “phase one” trade agreement. The risk of a “no-deal Brexit” declined significantly after a deal was agreed upon by the U.K. and the EU. On the monetary front, most global central banks reiterated their accommodative policy stances. The Fed cut interest rates for the third time in 2019, and signaled that it intends to pause the current easing cycle.

Ten of the eleven sectors in the MSCI ACWI Index (Net) posted positive returns during the period. The Real Estate (+23%) and Information Technology (+22%) sectors rose the most, while the Energy (-5%) sector was the only sector that fell during the period.

Sector allocation, a result of bottom-up stock selection, was the main contributor to outperformance relative to the MSCI ACWI Index (Net) over the period. Due to the nature of the Fund’s investment approach, the Fund had an expected overweight to the Industrials and Utilities sectors and underweights to the Financials, Healthcare, and Communication Services sectors. During the period, an overweight to the Utilities sector and an underweight to the Energy sector were the primary contributors to positive performance relative to the MSCI ACWI Index (Net). An underweight to the Financials sector and an overweight to the Industrials sector were also additive to relative performance. Security selection was also a driver of outperformance relative to the MSCI ACWI Index (Net) over the period. Selection was strongest within Industrials, Real Estate, and Materials sectors. On a regional basis, security selection in North America and Developed Europe contributed positively to performance relative to the MSCI ACWI Index (Net). This was partially offset by security selection in China and an underweight to Asia Pacific ex Japan, which detracted from relative performance.

The top contributors to absolute returns and performance relative to the MSCI ACWI Index (Net) were Cia de Saneamento do Paraná (Utilities), Iberdrola (Utilities), and Itron (Information Technology). Shares of Cia de Saneamento do Paraná, a water utility investing in sewer infrastructure and water savings, rose during the period after delivering solid top- and bottom-line earnings growth. Additionally, not only was the company’s previously revoked tariff increase reinstated, but the Paraná State Court of Auditors (TCE) also stated they would compensate Cia de

6

Hartford Environmental Opportunities Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Saneamento for the delay, which should have a positive impact on 2020 financials and should help repair Cia de Saneamento’s regulatory reputation. Iberdrola is a leading renewable energy producer. During the period, the company’s stock price rose, stemming from solid earnings results spanning multiple quarters. Specifically, Iberdrola has seen strong growth driven by a recovery in Spanish hydro volumes, along with the company’s Latin America operations and deregulated businesses. Iberdrola also reiterated its double-digit net profit growth outlook for the remainder of 2019. Shares of Itron, a smart-metering technology company focused on the modernization of the infrastructure grid, rose during the period after the company reported second quarter 2019 results, which were positive, with both earnings and revenues surprising to the upside, mirroring its first quarter 2019 results. These positive results were driven by robust demand, which led to an increased full-year outlook. As such, we continued to hold this position in the Fund as of the end of the period.

The top detractors from absolute performance and performance relative to the MSCI ACWI Index (Net) during the period included China Longyuan Power (Utilities), Green Plains (Energy), and Rockwool International (Industrials). Shares of China Longyuan Power, the largest wind power producer and distributor in China and Asia, fell during the period after reporting disappointing 2018 earnings results due to surging repair and maintenance costs and subsidy delay issues. The share price of Green Plains, a U.S.-based ethanol fuel producer, fell during the period as the company has suffered from a weak ethanol environment. However, as of the end of the period, we continued to hold shares of this company in the Fund as we continue to believe that the company is attractively valued. Rockwool International, a stonewool insulation producer which helps energy efficiency and is also fire resistant, saw its stock price fall over the period as the company lowered its outlook for net sales growth.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We believe Europe continues to be an attractive investment area, as we consider that it has arguably the greatest implied “equity risk premium” discounted in company stock prices. We also believe that investing in companies engaged in “industrial efficiency and smart technology” ideas are exciting opportunities, along with companies engaged in “agriculture technology” and “climate risk & analytics” ideas.

At the end of the period, the Fund’s largest overweights were to the Industrials and Utilities sectors, while the largest underweights were to the Financials, Healthcare, and Communication Services sectors, relative to the MSCI ACWI Index (Net). Within our environmental themes, the Fund’s largest absolute weights were to the themes of energy efficiency and low carbon electricity companies. On a regional basis, the Fund was most overweight to Developed Europe and most underweight to North America.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Risks of focusing investments on the utilities and industrials sectors include regulatory and legal developments, competitive pressures, pricing and rate pressures (utilities), rapid technological changes, potential product obsolescence, and liquidity risk. • Risks of focusing on investments that involve sustainability and environmentally responsible investment criteria may influence investment performance relative to the Fund’s benchmark or competing funds and expose the Fund to increased risks related to downturns or other adverse developments in that market segment.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	8.9%
Energy	1.7
Financials	1.6
Industrials	39.4
Information Technology	17.1
Materials	2.0
Real Estate	5.2
Utilities	20.8

Total	96.7%

Short-Term Investments	7.8
Other Assets & Liabilities	(4.5)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

7

Hartford Global Impact Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 2/28/2017 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	Since Inception[1]
Class A2	16.93%	11.48%
Class A3	10.49%	9.15%
Class C2	16.45%	10.86%
Class C3	15.45%	10.86%
Class I2	17.47%	11.93%
Class R3[2]	16.94%	11.55%
Class R4[2]	17.11%	11.63%
Class R5[2]	17.45%	11.86%
Class R6[2]	17.45%	11.97%
Class Y2	17.42%	11.89%
Class F2	17.43%	11.95%
MSCI All Country World (ACWI) Index (Net)	12.59%	9.34%

[1]	Inception: 2/28/17
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information prior to October 7, 2019 reflects when the Fund operated as a feeder fund in a master feeder structure.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*

	Gross	Net
Class A	1.78%	1.19%
Class C	2.56%	1.94%
Class I	1.33%	0.89%
Class R3	2.03%	1.41%
Class R4	1.73%	1.11%
Class R5	1.43%	0.81%
Class R6	1.31%	0.69%
Class Y	1.42%	0.79%
Class F	1.31%	0.69%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/28/21 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/19.

8

Hartford Global Impact Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Manager

Tara C. Stilwell, CFA

Senior Managing Director, Partner, and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Global Impact Fund returned 16.93%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming the MSCI All Country World (ACWI) Index (Net), which returned 12.59% for the same period. For the same period, Class A shares of the Fund outperformed the 6.26% average return of the Lipper Global Small-/Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

For the twelve-month period ended October 31, 2019, global equities rose, as measured by the MSCI ACWI Index (Net). Towards the end of 2018, global equities tumbled as concerns about slowing global growth weighed heavily on the markets. China’s economy grew at the weakest pace in a decade, and economic growth in the Eurozone moderated. On the monetary policy front, the U.S. Federal Reserve (Fed) raised rates by 0.25%, to the highest level in a decade.

In the first calendar quarter of 2019, global markets recovered and surged due to productive trade negotiations between the U.S. and China, and cautious policy actions from the major central banks. The U.S. delayed its plan to increase tariffs on $200 billion of imports from China amid constructive dialogue between U.S. and Chinese trade representatives. The United Kingdom’s (U.K.) exit from the European Union (EU), also known as “Brexit,” remained a key area of concern with the British parliament rejecting Prime Minister Theresa May’s deal for the third time.

In the second calendar quarter of 2019, global equities rose for the second straight quarter. Trade tensions between China and the U.S. escalated in May but eased at the end of the quarter after the two countries agreed to resume trade negotiations at the G20 summit. The U.K. avoided an abrupt no-deal departure from the EU after EU leaders granted the U.K. a flexible extension until October 31. U.K. Prime Minister Theresa May announced that she would resign on June 7, 2019 after failing to secure a Brexit deal.

In the third calendar quarter of 2019, Boris Johnson was appointed as the new Prime Minister of the U.K. after his victory in the Conservative Party leadership contest. U.K. opposition parties vowed to block Prime Minister Johnson’s bid for a general election, and Parliament passed legislation requiring him to request an extension to the Brexit process if he failed to secure an acceptable deal. On the monetary front, the Fed cut interest rates in July and September in an effort to extend the U.S. economic expansion amid a slowdown in growth and trade uncertainty. The European Central Bank (ECB) unveiled a sweeping, long-term economic stimulus package to bolster the Eurozone economy against slowing growth and trade frictions, including an open-ended asset purchase program and more favorable bank lending conditions.

At the end of the period, markets benefited from easing geopolitical tensions. U.S. President Donald Trump canceled a tariff increase scheduled for October 2019, and the U.S. and China have made substantial progress towards a “phase one” trade agreement. The risk of a “no-deal Brexit” declined significantly after a deal was agreed upon by the U.K. and the EU. On the monetary front, most global central banks reiterated their cautious policy stances. The Fed cut interest rates for the third time in 2019, which signaled that it intends to pause the current easing cycle.

Ten of the eleven sectors in the MSCI ACWI Index (Net) posted positive returns during the period. The Real Estate (+23%) and Information Technology (+22%) sectors rose the most, while the Energy (-5%) sector was the only sector that fell during the period.

Sector allocation, a result of the bottom-up stock selection process, contributed positively to relative performance, primarily due to not holding equities in the Energy sector and having an overweight to the Utilities sector. On the other hand, overweights to the Healthcare and Communication Services sectors detracted from returns relative to the MSCI ACWI Index (Net) over the period. Security selection also contributed positively to outperformance relative to the MSCI ACWI Index (Net). Selection in the Utilities, Industrials, and Information Technology sectors contributed positively to outperformance relative to the MSCI ACWI Index (Net). This was partially offset by weaker stock selection in the Communication Services and Consumer Staples sectors, which detracted from relative performance. On a regional basis, security selection in North America was the primary contributor to outperformance relative to the MSCI ACWI Index (Net), but this was partially offset by weaker selection in the Middle East, which detracted from relative performance.

Top contributors to absolute and relative performance included Hapvida Participacoe (Healthcare), Katitas (Real Estate), and Pattern Energy (Utilities). The share price of Hapvida Participacoe, a vertically integrated low-cost health insurer operating in Brazil’s rural markets, rose following the release of strong second quarter results, which was driven by better-than-expected cost management, as well as increased market share in the North and North-East region. Katitas is a Japanese home refurbishment company that “recycles” older single-family homes. Shares of the company performed well following strong interim results released in February, which showed higher revenue and improving operating margins. The share price of Pattern Energy, a renewable energy company that owns wind and solar farms in the U.S., Canada and Japan, rose sharply in August 2019 as the company drew interest as a potential acquisition target from third-party suitors. More recently, the company agreed to be acquired by the Canada Pension Plan Investment Board on November 4, 2019 for approximately $6.1 billion.

Top detractors from relative and absolute performance included Teva Pharmaceutical Industries (Healthcare), PureCircle (Consumer Staples), and Bharti Infratel (Communication Services). The share price of Teva,

9

Hartford Global Impact Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

an Israel-based global pharmaceutical company engaged in the development, production and marketing of generic drugs, came under heavy selling pressure in the period following an unexpectedly large single state settlement related to the company’s legacy opioid exposure. New legal concerns around price fixing across many jurisdictions and a broader softening in the pricing environment for first movers in the generic space led us to exit the Fund’s position after re-evaluating the company’s long-term prospects. The stock price of PureCircle, a producer and distributor of natural sweeteners and flavors, fell sharply in September after the company postponed the publication of its earnings results. Currently, the company is the subject of an investigation around its inventory valuation methodology. The company’s share listing is currently suspended until the publication of the company’s full-year audited results. When the shares resume trading, we will reassess the company’s market valuation relative to the rest of our opportunity set. Bharti Infratel, an India-based telecom tower company, also detracted from performance for the period. Shares of the company fell in April following the release of fourth-quarter results that missed net income estimates. Recently, the company’s share price has also been under pressure after it announced that its merger with Indus Towers would be delayed, pending government approvals.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We believe we are in the late stages of the economic cycle following the global manufacturing contraction, expansionary monetary policy by the Fed and the ECB, as well as a style rotation to value in September 2019. As a result, we are seeking to take advantage of year-to-date share price strength to reduce exposure in select emerging market holdings, while selectively increasing exposure to companies that behave more defensively while being supported by strong business fundamentals in our view.

We believe market volatility often highlights new opportunities. We continue to search for compelling impact companies with strong fundamentals in the context of reoccurring market volatility.

Within our impact themes, the Fund’s largest absolute weights at the end of the period were in the themes of health and resource efficiency. On a regional basis, the Fund ended the period being most overweight to Emerging Markets and most underweight to North America.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Small-cap and mid-cap securities can have greater risks and volatility than large-cap securities. • Investing in companies that seek to address major social and environmental challenges may cause the Fund to forego certain investment opportunities and underperform funds that do not have a similar focus.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.9%
Consumer Discretionary	6.7
Consumer Staples	0.4
Financials	1.4
Health Care	14.0
Industrials	15.6
Information Technology	25.4
Materials	0.5
Real Estate	12.5
Utilities	12.5

Total	96.9%

Short-Term Investments	3.7
Other Assets & Liabilities	(0.6)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

10

Hartford International Equity Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 6/30/2008 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	8.88%	3.98%	5.63%
Class A2	2.80%	2.81%	5.03%
Class C1	8.01%	3.22%	4.84%
Class C2	7.01%	3.22%	4.84%
Class I1	9.29%	4.34%	6.01%
Class R3[1]	8.59%	3.71%	5.36%
Class R4[1]	8.89%	3.99%	5.66%
Class R5[1]	9.27%	4.28%	5.97%
Class R6[1]	9.29%	4.57%	6.13%
Class Y1	9.28%	4.48%	6.09%
Class F1	9.39%	4.42%	6.05%
MSCI All Country World (ACWI) ex USA Index (Net)	11.27%	3.82%	4.94%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced operations on 2/28/18. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Performance information prior to 8/13/15 reflects when the Fund pursued a modified investment strategy.

Classes A, C, and I of the Fund are closed to new investors, subject to certain exceptions. For more information, please see the Fund’s prospectus.

Operating Expenses*

	Gross	Net
Class A	1.16%	1.05%
Class C	1.93%	1.80%
Class I	0.83%	0.75%
Class R3	1.44%	1.27%
Class R4	1.15%	0.97%
Class R5	0.85%	0.67%
Class R6	0.73%	0.55%
Class Y	0.81%	0.66%
Class F	0.73%	0.55%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

11

Hartford International Equity Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Gregg R. Thomas, CFA

Senior Managing Director and Director, Investment Strategy

Wellington Management Company LLP

Tom S. Simon, CFA, FRM

Senior Managing Director and Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford International Equity Fund returned 8.88%, before sales charge, for the twelve-month period ended October 31, 2019, underperforming the Fund’s benchmark, the MSCI All Country World (ACWI) ex USA Index (Net), which returned 11.27% for the same period. For the same period, Class A shares of the Fund also underperformed the 12.99% average return of the Lipper International Multi-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities, as measured by the MSCI ACWI ex USA Index (Net), rose over the twelve-month period ended October 31, 2019. Macro uncertainties weighed on markets throughout the period. Global equities tumbled towards the end of 2018 as investors grew increasingly weary of slowing global growth. China’s economy grew at the weakest pace in a decade, and economic growth in the Eurozone moderated. Markets rebounded in the first half of 2019, fueled by developments pertaining to trade negotiations between the United States (U.S.) and China and as a result of accommodative policy actions from the major central banks. Meanwhile, the United Kingdom’s (U.K.) exit from the European Union (EU), also known as “Brexit,” remained a key area of concern as the British parliament rejected Prime Minister Theresa May’s deal for the third time. The U.K. avoided an abrupt no-deal departure after the EU leaders granted the U.K. a flexible extension until October 31, 2019; however, Theresa May announced that she would resign on June 7, 2019 after failing to secure a Brexit deal. In the third quarter of 2019, Boris Johnson was appointed as the new Prime Minister of the U.K. On the monetary front, the European Central Bank (ECB) unveiled a sweeping, long-term economic stimulus package to bolster the Eurozone economy against slowing growth and trade frictions, including an open-ended asset purchase program and more favorable bank lending conditions. More recently, markets in October 2019 benefited from easing geopolitical tension. U.S. President Donald Trump canceled a tariff increase scheduled for October 2019, and substantial progress has been made towards a “phase one” trade agreement with China. In Europe, the risk of a “no-deal Brexit” declined significantly after a drafted deal was agreed upon by the U.K. and the EU. Global central banks reiterated their accommodative policy stances, and the U.S. Federal Reserve (Fed) cut interest rates for the third time during 2019, and signaled that it intends to pause the current easing cycle.

Ten of eleven sectors within the MSCI ACWI ex USA Index (Net) posted positive returns for the twelve months ending October 31, 2019. The Information Technology (+22.0%), Utilities (+20.0%), and Real Estate

(+17.6%) sectors posted the largest gains while the Energy (-0.4%) sector was the sole detractor from relative performance.

Security selection was the primary reason for the Fund’s underperformance versus the MSCI ACWI ex USA Index (Net) during the period. Weak selection in the Financials, Consumer Discretionary, and Energy sectors was only partially offset by stronger selection in the Communication Services, Materials, and Healthcare sectors. Sector allocation, a residual of the underlying managers’ bottom-up stock selection processes, contributed positively to returns relative to the MSCI ACWI ex USA Index (Net) over the period. An underweight exposure to the Energy sector contributed positively to relative performance during the period, while the underweight to the Consumer Discretionary sector detracted most.

The largest detractors from performance relative to the MSCI All Country World ex USA Index (Net) were EnCana (Energy), Empresas Copec (Energy), and Uber Technologies (Industrials). EnCana is an oil and natural gas producer based in Canada. The stock price dropped during the period, initially due to negative market reaction to the company’s acquisition of Newfield Exploration, a U.S. based oil and gas exploration company. Management of EnCana has looked toward operational efficiencies and cost-cutting measures in order to help boost the share price, but the company has not been able to shield itself from the broad sell-off in the industry. We reduced the Fund’s exposure to the stock during the period. Shares of Empresas, a Chilean-based energy and natural resources company, declined during the period amid price volatility of key commodities. We trimmed the Fund’s position during the period. Uber, a U.S.-based transportation technology company, also detracted from relative performance for the period as a result of several well-publicized negative events and the ultimate departure of its CEO. As of the end of the period, the Fund continued to hold the position. Additionally, EnCana and Empresas were the top absolute detractors from performance during the period.

Top contributors to performance relative to the MSCI ACWI ex USA Index (Net) during the period included Cellnex Telecom (Communication Services), MediaTek (Information Technology), and Sunny Optical Technology (Information Technology). Cellnex is a Spanish wireless communications and broadcasting infrastructure company. The company has positioned itself as a consolidator of European tower companies and is benefiting from the secular growth opportunities in data usage as well as the capital investment cycle in 5G. We added to the Fund’s position in the company during the period. MediaTek is a Taiwan-based fabless integrated circuit design house. Shares have increased during the period as the company has consistently reported strong earnings. Despite concerns related to trade negotiations in the

12

Hartford International Equity Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

region, the company has seen limited impact from its customers. Sunny Optical Technology is a Chinese-based optical device producer. The company’s share price oscillated during the period on the back of the U.S. and China trade negotiations. Sunny is a large supplier of Huawei, the Chinese hardware company at the forefront of the trade dispute. The stock price ended the period higher as camera upgrade trends, operation efficiencies, and growing opportunities in the automotive market all helped lift the company higher during the market turbulence. We added to the Fund’s position during the period. Top contributors to absolute performance were Cellnex Telecom and Alibaba Group (Consumer Discretionary).

The Fund’s investment process includes the use of factor-based strategies, which involve targeting certain company characteristics, or factors, that we believe impact returns across asset classes. Factor impact on the Fund was negative. The Fund’s smaller cap footprint and value factor exposures hindered performance. This was partially offset by the Fund’s exposure to growth and volatility factors.

From a top-down perspective, the Fund’s country and currency exposure detracted from results, particularly driven by exposure to Japan, North America, and Pacific Basin ex-Japan (Australia, Hong Kong).

During the period, the Fund, at times, used equity index futures to hedge market risk. During the period, the use of equity index futures did not have a significant impact on performance.

What is the outlook as of the end of the period?

Macro challenges continued to weigh on markets; however, we remain confident that opportunities to generate alpha exist. In particular, we believe that slowing global growth and growing policy uncertainty have dampened investor risk appetite and impacted corporate fundamentals for companies and industries most exposed to these risks. Further, we believe that a multi-strategy factor-based approach to capital allocation can help manage risk amidst uncertainty and reduce excess drawdown in the event of market shocks.

As we look across the factor landscape, we maintain conviction in our diversified factor exposures. We are closely monitoring the Fund’s exposure to trend-following factors (e.g., growth and momentum) to ensure no unintended risks enter the Fund as valuations remain high. Similarly, we have been re-evaluating the Fund’s more defensive exposures and determining whether they will continue to be defensive when we need them most. Risk-averse factors, such as low volatility, have outperformed recently and appear overvalued on some metrics. However, our research indicates that low volatility (in particular) has historically provided downside protection even in instances where it appeared overvalued. In contrast, value and contrarian approaches continue to look attractive on most valuation frameworks. While a catalyst for any value recovery continues to be uncertain, we maintained the Fund’s exposure as it may help the Fund participate in any potential cyclical rally should the aforementioned macro tensions subside.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund’s strategy for allocating assets among portfolio management teams may not work as intended. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.3%
Consumer Discretionary	9.0
Consumer Staples	9.0
Energy	5.2
Financials	20.6
Health Care	7.2
Industrials	13.5
Information Technology	10.7
Materials	6.8
Real Estate	3.4
Utilities	3.4

Total	97.1%

Short-Term Investments	3.7
Other Assets & Liabilities	(0.8)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

13

The Hartford International Growth Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 4/30/2001 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	12.97%	5.04%	7.67%
Class A2	6.76%	3.86%	7.06%
Class C1	12.16%	4.26%	6.87%
Class C2	11.16%	4.26%	6.87%
Class I1	13.41%	5.36%	8.02%
Class R3[1]	12.63%	4.76%	7.46%
Class R4[1]	12.99%	5.08%	7.81%
Class R5[1]	13.40%	5.40%	8.13%
Class R6[1]	13.48%	5.48%	8.22%
Class Y1	13.45%	5.45%	8.20%
Class F1	13.50%	5.42%	8.05%
MSCI All Country World (ACWI) ex USA Growth Index (Net)	16.66%	5.69%	6.24%
MSCI All Country World (ACWI) ex USA Index (Net)	11.27%	3.82%	4.94%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced on 2/28/18. Performance prior to that date is that of the Fund’s Class Y shares.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*

	Gross	Net
Class A	1.37%	1.30%
Class C	2.17%	2.05%
Class I	1.01%	1.00%
Class R3	1.63%	1.57%
Class R4	1.32%	1.27%
Class R5	1.03%	1.00%
Class R6	0.91%	0.85%
Class Y	1.02%	0.95%
Class F	0.91%	0.85%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

14

The Hartford International Growth Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

John A. Boselli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Tara C. Stilwell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew D. Hudson, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford International Growth Fund returned 12.97%, before sales charge, for the twelve-month period ended October 31, 2019, underperforming one of its benchmarks, the MSCI All Country World (ACWI) ex USA Growth Index (Net), which returned 16.66% for the same period, and outperforming its other benchmark, the MSCI All Country World (ACWI) ex USA Index (Net), which returned 11.27% for the same period. For the same period, the Class A shares of the Fund performed in line with the 12.99% average return of the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities, as measured by the MSCI ACWI ex USA Index (Net), rose over the twelve-month period ended October 31, 2019. Macro uncertainties weighed on markets throughout the period. Global equities tumbled towards the end of 2018 as investors grew increasingly weary of slowing global growth. China’s economy grew at the weakest pace in a decade, and economic growth in the Eurozone moderated. Markets rebounded in the first half of 2019, fueled by developments pertaining to trade negotiations between the United States (U.S.) and China and as a result of accommodative policy actions from the major central banks. Meanwhile, the United Kingdom’s (U.K.’s) exit from the European Union (EU), also known as “Brexit,” remained a key area of concern as the British parliament rejected Prime Minister Theresa May’s deal for the third time. The U.K. avoided an abrupt no-deal departure after the EU leaders granted the U.K. a flexible extension until October 31, 2019; however, Theresa May announced that she would resign on June 7, 2019 after failing to secure a Brexit deal. In the third quarter of 2019, Boris Johnson was appointed as the new Prime Minister of the U.K. On the monetary front, the European Central Bank (ECB) unveiled a sweeping, long-term economic stimulus package to bolster the Eurozone economy against slowing growth and trade frictions, including an open-ended asset purchase program and more favorable bank lending conditions. More recently, markets in October 2019 benefited from easing geopolitical tension. U.S. President Donald Trump canceled a tariff increase scheduled for October 2019, and substantial progress has been made towards a “phase one” trade agreement with China. In Europe, the risk of a “no-deal Brexit” declined significantly after a drafted deal was agreed upon by the U.K. and the EU. Global central banks reiterated their accommodative policy stances, and the U.S.

Federal Reserve (Fed) cut interest rates for the third time during 2019, and signaled that it intends to pause the current easing cycle.

All eleven sectors in the MSCI ACWI ex USA Growth Index (Net) rose during the period. Within this index, the Information Technology (+25%), Financials (+19%), and Consumer Discretionary (+19%) sectors performed best.

Security selection and sector allocation drove underperformance relative to the MSCI ACWI ex USA Growth Index (Net) during the period. Stock selection in the Energy, Information Technology, and Financials sectors detracted from performance relative to the MSCI ACWI ex USA Growth Index (Net), while strong selection within the Industrials and Communication Services sectors partially offset negative results. On a regional basis, security selection in Japan and North America detracted from relative performance during the period, while security selection in Emerging Markets aided results relative to the MSCI ACWI ex USA Growth Index (Net). Sector allocation, a residual of our bottom-up stock selection, also detracted from performance relative to the MSCI ACWI ex USA Growth Index (Net). The portfolio’s overweight to the Communication Services sector detracted from relative performance during the period, while an underweight to the Energy sector modestly contributed to performance relative to the MSCI ACWI ex USA Growth Index (Net).

EnCana (Energy), Sony (Consumer Discretionary), and Tencent (Communication Services) were the top detractors from performance relative to the MSCI ACWI ex USA Growth Index (Net) during the period. Shares of EnCana, a Canadian-based oil and gas company, fell following the announcement of its Newfield Oil acquisition late last year. The stock price continued to lag in 2019 as investors awaited improving execution in resource development from deal synergies. Sony, a multinational corporation with business in consumer and professional electronics, gaming and entertainment and financial services, saw its stock price fall after the company cut guidance at the beginning of 2019 as a result of increased risks facing the consumer electronics and gaming businesses. Tencent, a China-based internet company offering messaging, gaming, social networking, e-commerce, and on-line payment services, underperformed after releasing sluggish top-line growth in the first quarter of 2019 that was primarily due to weakness in advertising and fintech revenues.

Among top contributors to performance relative to the MSCI ACWI ex USA Growth Index (Net) during the period were Cellnex Telecom

15

The Hartford International Growth Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

(Communication Services), MediaTek (Information Technology), and a lack of exposure to Baidu (Communication Services), a constituent of the MSCI ACWI ex USA Growth Index (Net). Shares of Cellnex, a Spain-based wireless telecommunications and broadcasting infrastructure company, rose over the period as shares benefited from rising investor confidence in the company’s ability to maintain a favorable M&A deal pipeline. The stock price of MediaTek, a Taiwan-based fabless semiconductor chip design company, rose during the period after management’s 5G forecasts increased.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We believe Europe’s economic growth is decelerating, with manufacturing continuing to slow and services starting to soften. Positive drivers for the economy could include looser fiscal policy and solid wage growth, while global trade and Brexit remain key uncertainties. Brexit continues to present challenges for the U.K., which has underperformed relative to the EU and remains a hindrance to growth.

As geopolitical risks rise and global economic growth slows, developing economies are negatively affected. The China-U.S. trade war may cause disruption to supply chains, particularly for the Information Technology sector and certain Southeast Asian economies. Despite our more cautious near-term view, we continue to see long-term secular tailwinds for domestically oriented companies that should benefit from China’s emerging middle class and growing services economy.

At the end of the period, the Fund’s largest overweights were to the Information Technology, Financials, and Communication Services sectors, while the Fund was most underweight to the Consumer Staples, Materials, and Energy sectors relative to the MSCI ACWI ex USA Growth Index (Net).

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund’s strategy for allocating assets among portfolio management teams may not work as intended. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund may focus on investments in particular sectors, geographic regions or countries, so it may be more exposed to risks and volatility than a fund holding more geographically diverse investments. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.4%
Consumer Discretionary	13.4
Consumer Staples	11.5
Energy	1.6
Financials	14.4
Health Care	12.1
Industrials	15.2
Information Technology	16.9
Materials	1.5
Real Estate	1.3
Utilities	1.1

Total	98.4%

Short-Term Investments	4.7
Other Assets & Liabilities	(3.1)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

16

The Hartford International Opportunities Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 7/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	11.32%	3.56%	5.64%
Class A2	5.20%	2.39%	5.04%
Class C1	10.46%	2.80%	4.86%
Class C2	9.46%	2.80%	4.86%
Class I1	11.67%	3.89%	5.99%
Class R3[1]	11.03%	3.29%	5.39%
Class R4[1]	11.34%	3.60%	5.72%
Class R5[1]	11.73%	3.91%	6.03%
Class R6[1]	11.78%	4.01%	6.13%
Class Y1	11.80%	3.99%	6.12%
Class F1	11.82%	3.97%	6.03%
MSCI All Country World (ACWI) ex USA Index (Net)	11.27%	3.82%	4.94%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/7/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*

	Gross	Net
Class A	1.11%	1.11%
Class C	1.87%	1.87%
Class I	0.80%	0.80%
Class R3	1.42%	1.42%
Class R4	1.12%	1.12%
Class R5	0.81%	0.81%
Class R6	0.71%	0.71%
Class Y	0.81%	0.76%
Class F	0.71%	0.71%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year 10/31/19.

17

The Hartford International Opportunities Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Nicolas M. Choumenkovitch

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Tara C. Stilwell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford International Opportunities Fund returned 11.32%, before sales charge, for the twelve-month period ended October 31, 2019, slightly outperforming the Fund’s benchmark, the MSCI All Country World (ACWI) ex USA Index (Net), which returned 11.27% for the same period. For the same period, Class A shares of the Fund underperformed the 14.88% average return of the Lipper International Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities, as measured by the MSCI ACWI ex USA Index (Net), rose over the twelve-month period ended October 31, 2019. Macro uncertainties weighed on markets throughout the period. Global equities tumbled towards the end of 2018 as investors grew increasingly weary of slowing global growth. China’s economy grew at the weakest pace in a decade, and economic growth in the Eurozone moderated. Markets rebounded in the first half of 2019, fueled by developments pertaining to trade negotiations between the United States (U.S.) and China and as a result of accommodative policy actions from the major central banks. Meanwhile, the United Kingdom’s (U.K.) exit from the European Union (EU), also known as “Brexit,” remained a key area of concern as the British parliament rejected Prime Minister Theresa May’s deal for the third time. The U.K. avoided an abrupt no-deal departure after the EU leaders granted the U.K. a flexible extension until October 31, 2019; however, Theresa May announced that she would resign on June 7, 2019 after failing to secure a Brexit deal. In the third quarter of 2019, Boris Johnson was appointed as the new Prime Minister of the U.K. On the monetary front, the European Central Bank (ECB) unveiled a sweeping, long-term economic stimulus package to bolster the Eurozone economy against slowing growth and trade frictions, including an open-ended asset purchase program and more favorable bank lending conditions. More recently, markets in October 2019 benefited from easing geopolitical tension. U.S. President Donald Trump canceled a tariff increase scheduled for October 2019, and substantial progress has been made towards a “phase one” trade agreement with China. In Europe, the risk of a “no-deal Brexit” declined significantly after a drafted deal was agreed upon by the U.K. and the EU. Global central banks reiterated their accommodative policy stances, and the U.S. Federal Reserve (Fed) cut interest rates for the third time during 2019, and signaled that it intends to pause the current easing cycle.

Within the MSCI ACWI ex USA Index (Net), ten of eleven sectors posted positive returns for the twelve months ending October 31, 2019. The Information Technology (+22%), Utilities (+20%), and Real Estate

(+18%) sectors posted the largest gains, while the Energy sector (-0.4%) posted slightly negative returns.

Security selection contributed positively to performance relative to the MSCI ACWI ex USA Index (Net) over the period, led by strong selection within the Consumer Discretionary, Communication Services, and Utilities sectors. Conversely, weak selection within the Information Technology, Energy, and Industrials sectors detracted from relative performance, partially offsetting the results. Sector allocation, a result of our bottom-up stock selection process, did not have a meaningful impact on relative performance during the period. The Fund’s relative underweights to the Materials and Energy sectors proved beneficial, while an overweight to the Communication Services sector and an underweight to the Consumer Staples sector detracted from relative performance, offsetting results.

New Oriental Education (Consumer Discretionary), Cellnex Telecom (Communication Services), and Ferrari (Consumer Discretionary) were among the top contributors to performance relative to the MSCI ACWI ex USA Index (Net) during the period. New Oriental Education is a China-based educational services provider. The stock price rose following the company’s release of its fiscal year second quarter 2019 earnings in which revenue, margin, and guidance came in ahead of expectations due to strong momentum from the K-12 segment. Shares of Cellnex, the largest independent European wireless tower operator, performed strongly after it announced the acquisition of a portfolio of towers in Italy, France, and Switzerland. The stock price for Ferrari performed well in the latter part of the twelve-month period as the Italy-based luxury sports car manufacturer posted strong first-quarter 2019 earnings which exceeded consensus expectations. The company has unique assets in its brand and a disciplined growth strategy while their production capacity at the Maranello facility is significantly underutilized. Formula 1 improvement and model expansion in China can be potential growth drivers as well. Nestle (Consumer Staples) was a top absolute contributor to performance during the period.

Top detractors from performance relative to the MSCI ACWI ex USA Index (Net) during the period included EnCana (Energy), Total (Energy), and Natixis (Financials). EnCana is a Canadian based exploration and production (E&P) company. The stock price fell over the period following the company’s mixed first-quarter 2019 earnings release in which production came in below consensus. Total is a France-based oil and gas exploration and production company. Despite posting quarterly earnings results that were mostly in line with consensus estimates, the stock price was volatile which weighed on relative performance. Shares of Natixis, the France-based investment bank, plunged after Morningstar, Inc. cited concerns about the “liquidity and appropriateness” of some corporate-bond holdings in a fund owned by

18

The Hartford International Opportunities Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

the French bank. We eliminated this position in the Fund. British-American Tobacco (Consumer Staples) was a top absolute detractor from performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We are looking for signs of stabilization in an environment of weakening global economic data and increasing trade-related tensions. Major central banks have signaled their willingness to pursue further accommodative policy measures in order to support the global economic expansion. While we do believe the economic backdrop may be supportive for some parts of the equity market, there remain unresolved risks, like the U.S.-China trade dispute, which we continue to closely monitor. In our view, this issue is likely to remain unresolved in the near term given the multitude of issues that need to be addressed.

Overall, our investment approach leads us to seek companies with the potential to improve or sustain return on invested capital to a degree that the market underestimates. We continually strive to maintain a good balance in the Fund, investing in companies that we believe are showing improving returns and companies with sustainable returns, the combination of which we believe helps mitigate the impact of shifts in economic and/or industry cycles.

At the end of the period, the Fund’s largest overweight positions were in the Industrials, Communication Services, and Utilities sectors and the Fund was most underweight to the Materials, Financials, and Energy sectors. From a regional perspective, the Fund had its largest overweight in Developed Europe ex-UK and largest underweight to the Pacific Developed ex-Japan region relative to the MSCI ACWI ex USA Index (Net) at the end of the period.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund’s focus on investments in particular sectors, geographic regions or countries may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.7%
Consumer Discretionary	12.5
Consumer Staples	8.2
Energy	4.1
Financials	18.6
Health Care	9.4
Industrials	16.0
Information Technology	9.4
Materials	2.3
Real Estate	4.5
Utilities	5.2

Total	98.9%

Short-Term Investments	2.9
Other Assets & Liabilities	(1.8)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

19

The Hartford International Small Company Fund*

Fund Overview

October 31, 2019 (Unaudited)

Inception 4/30/2001 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.

*	Effective after the close of business on November 22, 2019, the Fund merged into Hartford Global Impact Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	-0.60%	2.37%	6.29%
Class A2	-6.07%	1.22%	5.69%
Class C1	-1.26%	1.64%	5.51%
Class C2	-2.09%	1.64%	5.51%
Class I1	-0.23%	2.76%	6.71%
Class R3[1]	-0.70%	2.20%	6.17%
Class R4[1]	-0.42%	2.51%	6.48%
Class R5[1]	-0.11%	2.81%	6.77%
Class Y1	-0.06%	2.87%	6.83%
Class F1	-0.12%	2.83%	6.74%
S&P EPAC SmallCap Index	8.19%	7.14%	8.21%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17 and performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The Fund is closed to new investors, subject to certain exceptions. For more information, please see the Fund’s prospectus.

Operating Expenses*

	Gross	Net
Class A	1.46%	1.46%
Class C	2.24%	2.24%
Class I	1.08%	1.08%
Class R3	1.70%	1.65%
Class R4	1.40%	1.35%
Class R5	1.11%	1.05%
Class Y	1.05%	1.00%
Class F	0.99%	0.99%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

20

The Hartford International Small Company Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Simon H. Thomas

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Daniel Maguire, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford International Small Company Fund returned -0.60%, before sales charge, for the twelve-month period ended October 31, 2019, underperforming the Fund’s benchmark, the S&P EPAC SmallCap Index, which returned 8.19% for the same period. For the same period, the Class A shares of the Fund also underperformed the 8.88% average return of the Lipper International Small/Mid-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities, as measured by the MSCI All Country World Index (ACWI) ex USA Index (Net), rose over the twelve-month period ended October 31, 2019. Macro uncertainties weighed on markets throughout the period. Global equities tumbled towards the end of 2018 as investors grew increasingly weary of slowing global growth. China’s economy grew at the weakest pace in a decade, and economic growth in the Eurozone moderated. Markets rebounded in the first half of 2019, fueled by developments pertaining to trade negotiations between the United States (U.S.) and China and as a result of accommodative policy actions from the major central banks. Meanwhile, the United Kingdom’s (U.K.) exit from the European Union (EU), also known as “Brexit,” remained a key area of concern as the British parliament rejected Prime Minister Theresa May’s deal for the third time. The U.K. avoided an abrupt no-deal departure after the EU leaders granted the U.K. a flexible extension until October 31, 2019; however, Theresa May announced that she would resign on June 7, 2019 after failing to secure a Brexit deal. In the third quarter of 2019, Boris Johnson was appointed as the new Prime Minister of the U.K. On the monetary front, the European Central Bank (ECB) unveiled a sweeping, long-term economic stimulus package to bolster the Eurozone economy against slowing growth and trade frictions, including an open-ended asset purchase program and more favorable bank lending conditions. More recently, markets in October 2019 benefited from easing geopolitical tension. U.S. President Donald Trump canceled a tariff increase scheduled for October 2019, and substantial progress has been made towards a “phase one” trade agreement with China. In Europe, the risk of a “no-deal Brexit” declined significantly after a drafted deal was agreed upon by the U.K. and the EU. Global central banks reiterated their accommodative policy stances, and the U.S. Federal Reserve (Fed) cut interest rates for the third time during 2019, and signaled that it intends to pause the current easing cycle.

Ten out of the eleven sectors within the S&P EPAC SmallCap Index experienced positive returns during the period. The Real Estate (24%),

Utilities (19%), and Information Technology (19%) sectors rose the most during the period while the Energy (-12%) sector declined.

The main driver of underperformance relative to the S&P EPAC SmallCap Index was security selection within the Consumer Discretionary, Industrials, Communication Services, and Consumer Staples sectors, which detracted from relative performance. This was partially offset by security selection strength in the Healthcare and Materials sectors, which contributed positively to performance relative to the S&P EPAC SmallCap Index. Sector allocation, a result of our bottom-up stock selection process, also underperformed relative to the S&P EPAC SmallCap Index over the period, with the Fund’s underweight in the Real Estate and Information Technology sectors detracting from relative performance. On a regional basis, security selection within Europe (primarily the U.K. and Italy) and Developed Asia ex-Japan (primarily Australia) detracted the most from returns relative to the S&P EPAC SmallCap Index, while selection within Emerging Markets contributed positively to relative performance.

The largest detractors from both absolute performance and performance relative to the S&P EPAC SmallCap Index during the period were oOh!media (Communication Services), IHI Corporation (Industrials), and Jamco (Industrials). oOh!media is an Australia-based outdoor advertising company. The stock sold off following an abrupt broad-based slowdown in the Australian advertising industry. IHI is a Japanese industrial machinery company whose stock has sold off on weaker-than-expected results and reduced guidance, compounded by a series of downward earnings revisions. Jamco is a Japanese manufacturer of aircraft parts whose stock has been adversely impacted by the company’s meaningful exposure to Boeing, due to the grounding of the 737 Max aircraft, which had an adverse impact on the stock. Additionally, the stock contended with some foreign exchange (FX) challenges and operational issues.

Top contributors to both absolute returns and returns relative to the S&P EPAC SmallCap Index during the period were Nippon Shinyaku (Healthcare), Ultra Electronics (Industrials), and SOITEC (Information Technology). Nippon Shinyaku is a Japan-based manufacturer and retailer of pharmaceuticals and foodstuffs. The company benefited from stronger-than-expected sales during the period, and also traded up on the news that the Food and Drug Administration (FDA) has delayed approval of competitor Sarepta Therapeutics’ drug candidate Golodirsen. Ultra Electronics is a U.K.-based defense contractor. Organic revenue growth came in meaningfully higher than expected, potentially pointing to early success in the new CEO’s “Focus, Fix, Grow” strategic initiative. SOITEC is a France-based manufacturer of high-performance semiconductor Materials with 70% global market share in Silicon-on-Insulator (SOI) wafers. The company reported better than

21

The Hartford International Small Company Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

expected results and issued promising guidance for the coming years. In addition, the company highlighted a rapidly growing addressable market with demand set to ramp from technological innovations in smartphones, automotive, the “internet of things,” and infrastructure (5G, cloud, etc.).

Derivatives were not used by the Fund for most of the period. During the end of the period, futures were used to equitize cash and did not have a meaningful impact on performance.

At the end of the period, the Fund had the largest overweight positions in the Utilities and Information Technology sectors relative to the S&P EPAC SmallCap Index, while the Fund’s largest underweights were to the Industrials, Financials, and Consumer Discretionary sectors. On a regional basis, the Fund was overweight to North America and underweight in Europe and Japan.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • The Fund may focus on investments in particular sectors, geographic regions or countries, so it may be more exposed to risks and volatility than a fund holding more geographically diverse investments. • Small-cap securities can have greater risks and volatility than large-cap securities.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.0%
Consumer Discretionary	2.5
Consumer Staples	0.1
Financials	0.4
Health Care	7.1
Industrials	6.7
Information Technology	11.8
Real Estate	6.8
Utilities	6.2

Total	43.6%

Other Assets & Liabilities	56.4

Total	100.0%

*	Percentage rounds to zero.

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

22

The Hartford International Value Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 5/28/2010 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	Since Inception[1]
Class A2	3.90%	4.90%	7.91%
Class A3	-1.82%	3.72%	7.26%
Class C2	3.14%	4.20%	7.18%
Class C3	2.18%	4.20%	7.18%
Class I2	4.20%	5.26%	8.29%
Class R3[2]	3.53%	4.58%	7.62%
Class R4[2]	3.85%	4.91%	7.95%
Class R5[2]	4.13%	5.22%	8.27%
Class R6[2]	4.31%	5.33%	8.56%
Class Y2	4.21%	5.31%	8.55%
Class F2	4.24%	5.31%	8.32%
MSCI EAFE Value Index (Net)	5.51%	2.12%	5.42%
MSCI EAFE Index (Net)	11.04%	4.31%	6.82%

[1]	Inception: 05/28/2010
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced operations on 2/28/19. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The Fund is closed to new investors, subject to certain exceptions. For more information, please see the Fund’s prospectus.

Operating Expenses*

	Gross	Net
Class A	1.21%	1.21%
Class C	1.93%	1.93%
Class I	0.91%	0.91%
Class R3	1.56%	1.56%
Class R4	1.26%	1.26%
Class R5	0.94%	0.94%
Class R6	0.84%	0.84%
Class Y	0.92%	0.90%
Class F	0.84%	0.84%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year 10/31/19.

23

The Hartford International Value Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

James H. Shakin, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Andrew M. Corry, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford International Value Fund returned 3.90% before sales charge, for the twelve-month period ended October 31, 2019, underperforming both of the Fund’s benchmarks, the MSCI EAFE Value Index (Net) and the MSCI EAFE Index (Net), which returned 5.51% and 11.04%, respectively, for the same period. For the same period, Class A shares of the Fund also underperformed the 5.27% average return of the Lipper International Multi Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities, as measured by the MSCI ACWI ex USA Index (Net), rose over the twelve-month period ended October 31, 2019. Macro uncertainties weighed on markets throughout the period. Global equities tumbled towards the end of 2018 as investors grew increasingly weary of slowing global growth. China’s economy grew at the weakest pace in a decade, and economic growth in the Eurozone moderated. Markets rebounded in the first half of 2019, fueled by developments pertaining to trade negotiations between the United States (U.S.) and China and as a result of accommodative policy actions from the major central banks. Meanwhile, the United Kingdom’s (U.K.) exit from the European Union (EU), also known as “Brexit,” remained a key area of concern as the British parliament rejected Prime Minister Theresa May’s deal for the third time. The U.K. avoided an abrupt no-deal departure after the EU leaders granted the U.K. a flexible extension until October 31, 2019; however, Theresa May announced that she would resign on June 7, 2019 after failing to secure a Brexit deal. In the third quarter of 2019, Boris Johnson was appointed as the new Prime Minister of the U.K. On the monetary front, the European Central Bank (ECB) unveiled a sweeping, long-term economic stimulus package to bolster the Eurozone economy against slowing growth and trade frictions, including an open-ended asset purchase program and more favorable bank lending conditions. More recently, markets in October 2019 benefited from easing geopolitical tension. U.S. President Donald Trump canceled a tariff increase scheduled for October 2019, and substantial progress has been made towards a “phase one” trade agreement with China. In Europe, the risk of a “no-deal Brexit” declined significantly after a drafted deal was agreed upon by the U.K. and the EU. Global central banks reiterated their accommodative policy stances, and the U.S. Federal Reserve (Fed) cut interest rates for the third time during 2019, and signaled that it intends to pause the current easing cycle.

Eight out of the eleven sectors in the MSCI EAFE Value Index (Net) rose during the period. The Utilities (+22%), Real Estate (+18%), and Industrials (+13%) sectors gained the most during the period, while the Energy (-9%) and Consumer Staples (-6%) sectors declined.

The primary driver of underperformance relative to the MSCI EAFE Value Index (Net) was weak sector allocation, a result of bottom-up stock selection decisions, driven by the Fund’s underweight to the Real Estate and Utilities sectors, and overweight exposure to the Energy sector. This was partially offset by strong security selection within the Materials, Information Technology, and Energy sectors. On a regional basis, security selection in Europe and Japan detracted the most from returns relative to the MSCI EAFE Value Index (Net). The Fund’s overweight to Emerging Markets contributed positively to performance relative to the MSCI EAFE Value Index (Net) during the period.

The largest detractors from performance relative to the MSCI EAFE Value Index (Net) over the period were Enel (Utilities), Toyota Motor (Consumer Discretionary), and Salzgitter (Materials). The share price of Enel, an Italy-based energy company, outperformed over the period and the Fund did not have a position in the stock, which detracted from returns relative to the MSCI EAFE Value Index (Net) during the period. The share price of Toyota Motor, a Japan-based pharmaceutical manufacturer, saw its share price rise after reporting two consecutive quarters of strong financial results. The Fund did not hold this stock, which detracted from performance relative to the MSCI EAFE Value Index (Net). The share price of Salzgitter, a Germany-based steel manufacturer, underperformed after the company issued a profit warning. Centrica (Utilities) and T&D Holdings (Financials) were top absolute detractors from performance during the period.

Over the period, Gazprom PJSC (Energy), Gold Fields (Materials), and Impala Platinum (Materials) were the top contributors to absolute performance, as well as performance relative to the MSCI EAFE Value Index (Net). Gazprom, a large state-owned gas producer in Russia, outperformed after the company announced a new dividend policy. Gold Fields and Impala Platinum, both South African mining companies for gold and platinum, outperformed after a steady rise of gold and platinum prices throughout the period after bottoming last summer.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We continue to focus on opportunities which fit into our framework of looking for stocks with low relative price, low expectations, and low valuations that generally feature strong balance sheets and significant potential upside. At the end of the period, the Information Technology and Materials sectors were the Fund’s largest overweight exposures, while the Financials and Healthcare sectors were the Fund’s largest underweight exposures relative to the MSCI EAFE Value Index (Net). On a regional basis, the Fund ended the period with the largest overweights

24

The Hartford International Value Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

to Emerging Markets and Japan and the largest underweights to Europe and Developed Asia ex Japan relative to the MSCI EAFE Value Index (Net).

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of October 31, 2019

Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.4%
Consumer Discretionary	12.8
Consumer Staples	1.5
Energy	11.6
Financials	24.1
Health Care	1.8
Industrials	13.1
Information Technology	6.0
Materials	12.2
Real Estate	1.4
Utilities	2.2

Total	96.1%

Short-Term Investments	3.5
Other Assets & Liabilities	0.4

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

25

Hartford International/Global Equity Funds

Benchmark Glossary (Unaudited)

MSCI ACWI ex USA Growth Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities exhibiting overall growth style characteristics across developed market countries (excluding the United States) and emerging market countries.

MSCI ACWI Small Cap Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture small cap representation across developed markets and emerging markets countries.

MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.

MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets and emerging markets countries.

MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed market countries, excluding the U.S. and Canada.

MSCI EAFE Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities exhibiting overall value style characteristics across developed market countries, excluding the U.S. and Canada.

MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across emerging market countries.

MSCI Global Environment Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to maximize its exposure to Clean Technology environmental themes. The MSCI Global Environment Index is comprised of companies that focus on offering products or services that contribute to a more environmentally sustainable economy by making a more efficient use of limited global natural resources.

S&P EPAC SmallCap Index (reflects no deduction for fees, expenses or taxes) is designed to capture the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.

26

Hartford International/Global Equity Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2019 through October 31, 2019. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (front-end sales loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class’ annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Annualized expense ratio
Hartford Emerging Markets Equity Fund

Class A	$1,000.00	$980.30	$6.79	$1,000.00	$1,018.35	$6.92	1.36%
Class C	$1,000.00	$976.60	$10.96	$1,000.00	$1,014.12	$11.17	2.20%
Class I	$1,000.00	$980.30	$5.54	$1,000.00	$1,019.61	$5.65	1.11%
Class R3	$1,000.00	$979.20	$8.38	$1,000.00	$1,016.74	$8.54	1.68%
Class R4	$1,000.00	$980.40	$6.84	$1,000.00	$1,018.30	$6.97	1.37%
Class R5	$1,000.00	$981.30	$5.49	$1,000.00	$1,019.66	$5.60	1.10%
Class R6	$1,000.00	$982.50	$4.90	$1,000.00	$1,020.27	$4.99	0.98%
Class Y	$1,000.00	$980.20	$5.44	$1,000.00	$1,019.71	$5.55	1.09%
Class F	$1,000.00	$981.30	$4.89	$1,000.00	$1,020.27	$4.99	0.98%

Hartford Environmental Opportunities Fund

Class A	$1,000.00	$1,050.00	$5.94	$1,000.00	$1,019.41	$5.85	1.15%
Class C	$1,000.00	$1,052.00	$6.00	$1,000.00	$1,019.36	$5.90	1.16%
Class I	$1,000.00	$1,052.70	$4.35	$1,000.00	$1,020.97	$4.28	0.84%
Class R3	$1,000.00	$1,061.70	$0.88	$1,000.00	$1,024.35	$0.87	0.17%
Class R4	$1,000.00	$1,052.00	$4.14	$1,000.00	$1,021.17	$4.08	0.80%
Class R5	$1,000.00	$1,053.90	$3.78	$1,000.00	$1,021.53	$3.72	0.73%
Class R6	$1,000.00	$1,054.90	$3.06	$1,000.00	$1,022.23	$3.01	0.59%
Class Y	$1,000.00	$1,053.90	$3.68	$1,000.00	$1,021.63	$3.62	0.71%
Class F	$1,000.00	$1,052.60	$3.57	$1,000.00	$1,021.73	$3.52	0.69%

27

Hartford International/Global Equity Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Annualized expense ratio
Hartford Global Impact Fund

Class A	$1,000.00	$1,068.90	$5.63	$1,000.00	$1,019.76	$5.50	1.08%
Class C	$1,000.00	$1,066.20	$8.18	$1,000.00	$1,017.29	$7.98	1.57%
Class I	$1,000.00	$1,071.10	$3.86	$1,000.00	$1,021.48	$3.77	0.74%
Class R3	$1,000.00	$1,068.10	$6.26	$1,000.00	$1,019.16	$6.11	1.20%
Class R4	$1,000.00	$1,069.20	$4.85	$1,000.00	$1,020.52	$4.74	0.93%
Class R5	$1,000.00	$1,070.90	$3.81	$1,000.00	$1,021.53	$3.72	0.73%
Class R6	$1,000.00	$1,071.70	$3.29	$1,000.00	$1,022.03	$3.21	0.63%
Class Y	$1,000.00	$1,070.90	$3.45	$1,000.00	$1,021.88	$3.36	0.66%
Class F	$1,000.00	$1,070.70	$3.29	$1,000.00	$1,022.03	$3.21	0.63%

Hartford International Equity Fund

Class A	$1,000.00	$1,016.10	$4.93	$1,000.00	$1,020.32	$4.94	0.97%
Class C	$1,000.00	$1,013.50	$8.27	$1,000.00	$1,016.99	$8.29	1.63%
Class I	$1,000.00	$1,018.70	$3.00	$1,000.00	$1,022.23	$3.01	0.59%
Class R3	$1,000.00	$1,015.30	$6.20	$1,000.00	$1,019.06	$6.21	1.22%
Class R4	$1,000.00	$1,017.00	$4.88	$1,000.00	$1,020.37	$4.89	0.96%
Class R5	$1,000.00	$1,018.20	$3.31	$1,000.00	$1,021.93	$3.31	0.65%
Class R6	$1,000.00	$1,018.60	$2.75	$1,000.00	$1,022.48	$2.75	0.54%
Class Y	$1,000.00	$1,018.70	$3.26	$1,000.00	$1,021.98	$3.26	0.64%
Class F	$1,000.00	$1,018.60	$2.70	$1,000.00	$1,022.53	$2.70	0.53%

The Hartford International Growth Fund

Class A	$1,000.00	$1,022.00	$6.63	$1,000.00	$1,018.65	$6.61	1.30%
Class C	$1,000.00	$1,017.90	$10.43	$1,000.00	$1,014.87	$10.41	2.05%
Class I	$1,000.00	$1,023.60	$4.74	$1,000.00	$1,020.52	$4.74	0.93%
Class R3	$1,000.00	$1,020.30	$8.10	$1,000.00	$1,017.19	$8.08	1.59%
Class R4	$1,000.00	$1,022.10	$6.47	$1,000.00	$1,018.80	$6.46	1.27%
Class R5	$1,000.00	$1,024.00	$4.95	$1,000.00	$1,020.32	$4.94	0.97%
Class R6	$1,000.00	$1,023.80	$4.34	$1,000.00	$1,020.92	$4.33	0.85%
Class Y	$1,000.00	$1,023.90	$4.85	$1,000.00	$1,020.42	$4.84	0.95%
Class F	$1,000.00	$1,024.30	$4.34	$1,000.00	$1,020.92	$4.33	0.85%

The Hartford International Opportunities Fund

Class A	$1,000.00	$1,011.60	$5.63	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$1,008.10	$9.31	$1,000.00	$1,015.93	$9.35	1.84%
Class I	$1,000.00	$1,013.60	$3.86	$1,000.00	$1,021.37	$3.87	0.76%
Class R3	$1,000.00	$1,010.80	$7.20	$1,000.00	$1,018.05	$7.22	1.42%
Class R4	$1,000.00	$1,011.80	$5.68	$1,000.00	$1,019.56	$5.70	1.12%
Class R5	$1,000.00	$1,013.60	$4.06	$1,000.00	$1,021.17	$4.08	0.80%
Class R6	$1,000.00	$1,014.10	$3.55	$1,000.00	$1,021.68	$3.57	0.70%
Class Y	$1,000.00	$1,014.10	$3.81	$1,000.00	$1,021.43	$3.82	0.75%
Class F	$1,000.00	$1,014.30	$3.55	$1,000.00	$1,021.68	$3.57	0.70%

The Hartford International Small Company Fund

Class A	$1,000.00	$984.20	$7.50	$1,000.00	$1,017.64	$7.63	1.50%
Class C	$1,000.00	$981.10	$11.19	$1,000.00	$1,013.91	$11.37	2.24%
Class I	$1,000.00	$986.60	$5.76	$1,000.00	$1,019.41	$5.85	1.15%
Class R3	$1,000.00	$984.40	$8.25	$1,000.00	$1,016.89	$8.39	1.65%
Class R4	$1,000.00	$986.10	$6.76	$1,000.00	$1,018.40	$6.87	1.35%
Class R5	$1,000.00	$987.80	$5.26	$1,000.00	$1,019.91	$5.35	1.05%
Class Y	$1,000.00	$987.80	$5.01	$1,000.00	$1,020.16	$5.09	1.00%
Class F	$1,000.00	$987.40	$5.01	$1,000.00	$1,020.16	$5.09	1.00%

28

Hartford International/Global Equity Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Annualized expense ratio

The Hartford International Value Fund

Class A	$1,000.00	$1,015.40	$5.94	$1,000.00	$1,019.31	$5.96	1.17%
Class C	$1,000.00	$1,011.30	$9.83	$1,000.00	$1,015.43	$9.86	1.94%
Class I	$1,000.00	$1,016.60	$4.57	$1,000.00	$1,020.67	$4.58	0.90%
Class R3	$1,000.00	$1,013.20	$7.76	$1,000.00	$1,017.49	$7.78	1.53%
Class R4	$1,000.00	$1,014.60	$6.35	$1,000.00	$1,018.90	$6.36	1.25%
Class R5	$1,000.00	$1,015.90	$4.98	$1,000.00	$1,020.27	$4.99	0.98%
Class R6	$1,000.00	$1,016.90	$4.27	$1,000.00	$1,020.97	$4.28	0.84%
Class Y	$1,000.00	$1,016.20	$4.57	$1,000.00	$1,020.67	$4.58	0.90%
Class F	$1,000.00	$1,016.60	$4.22	$1,000.00	$1,021.02	$4.23	0.83%

29

Hartford Emerging Markets Equity Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.2%
	Argentina - 0.3%
8,489	Banco Macro S.A. ADR	$194,398
52,505	Grupo Financiero Galicia S.A. ADR	606,958

		801,356

	Brazil - 6.2%
91,815	B3 S.A. - Brasil Bolsa Balcao	1,107,595
253,066	Banco do Brasil S.A.	3,038,307
191,800	BRF S.A.*	1,698,247
166,700	Cia de Transmissao de Energia Eletrica Paulista	979,708
45,200	Cia Energetica de Sao Paulo Class B,	334,731
232,543	Cia Siderurgica Nacional S.A.	684,206
134,188	Cosan S.A. Industria e Comercio	1,933,605
110,689	Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	743,263
52,474	Eneva S.A.*	430,076
29,960	Gol Linhas Aereas Inteligentes S.A. ADR	544,373
130,424	JBS S.A.	920,009
63,471	MRV Engenharia e Participacoes S.A.	278,383
199,209	Petrobras Distribuidora S.A.	1,404,720
102,333	Qualicorp Consultoria e Corretora de Seguros S.A.	813,969
216,302	TIM Participacoes S.A.	615,925
301,338	Vale S.A.*	3,546,479

		19,073,596

	Cayman Islands - 0.1%
35,555	Chlitina Holding Ltd.	283,086

	Chile - 0.1%
12,887	Cia Cervecerias Unidas S.A. ADR	255,807

	China - 29.8%
7,904,131	Agricultural Bank of China Ltd. Class H	3,252,578
58,260	Alibaba Group Holding Ltd. ADR*	10,292,794
440,821	Anhui Conch Cement Co., Ltd. Class H	2,634,666
285,685	ANTA Sports Products Ltd.	2,794,603
13,952,205	Bank of China Ltd. Class H	5,689,497
2,672,224	Bank of Communications Co., Ltd. Class H	1,824,988
859,899	China Aoyuan Group Ltd.	1,098,891
2,066,345	China Cinda Asset Management Co., Ltd. Class H	428,657
1,681,137	China CITIC Bank Corp. Ltd. Class H	974,489
6,509,102	China Construction Bank Corp. Class H	5,215,551
698,000	China Medical System Holdings Ltd.	946,574
1,195,324	China Minsheng Banking Corp. Ltd. Class H	836,094
2,087,112	China National Building Material Co., Ltd. Class H	1,759,067
380,948	China Oilfield Services Ltd. Class H	530,385
567,356	China Pacific Insurance Group Co., Ltd. Class H	2,058,531
5,098,036	China Petroleum & Chemical Corp. Class H	2,899,634
307,758	China Shenhua Energy Co., Ltd. Class H	625,038
661,227	China Telecom Corp. Ltd. Class H	281,292
1,035,462	CNOOC Ltd.	1,541,026
251,951	Country Garden Services Holdings Co., Ltd.	853,703
769,677	Daqin Railway Co., Ltd. Class A	834,188
36,500	Gree Electric Appliances, Inc. of Zhuhai Class A	304,494
60,727	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. Class H	192,068
445,457	Guangzhou R&F Properties Co., Ltd. Class H	690,215
1,282,016	Haitong Securities Co., Ltd. Class H	1,308,820
80,802	Hangzhou Tigermed Consulting Co., Ltd. Class A	783,942
876,446	Industrial & Commercial Bank of China Ltd. Class H	627,880
59,824	JD.com, Inc. ADR*	1,863,518
17,361	Kweichow Moutai Co., Ltd. Class A	2,907,395
599,374	Li Ning Co., Ltd.	2,032,369
109,884	LONGi Green Energy Technology Co., Ltd. Class A	355,958
104,684	Luzhou Laojiao Co., Ltd. Class A	1,295,269
10,699	NetEase, Inc. ADR	3,058,416
325,829	New China Life Insurance Co., Ltd. Class H	1,264,600
5,975	New Oriental Education & Technology Group, Inc. ADR*	729,308

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.2% - (continued)
	China - 29.8% - (continued)
4,695,098	People’s Insurance Co., Group of China Ltd. Class H	$1,977,449
671,426	PICC Property & Casualty Co., Ltd. Class H	849,702
24,100	Ping An Insurance Group Co., of China Ltd. Class A	301,051
138,094	Ping An Insurance Group Co., of China Ltd. Class H	1,593,851
31,595	Qudian, Inc. ADR*(1)	218,953
587,741	Sany Heavy Industry Co., Ltd. Class A	1,123,808
184,500	Shanghai Pudong Development Bank Co., Ltd. Class A	327,689
725,700	Shanxi Xishan Coal & Electricity Power Co., Ltd. Class A	584,163
193,502	Shenzhen Expressway Co., Ltd. Class H	259,002
175,249	Sinotruk Hong Kong Ltd.	264,813
116,926	Sunac China Holdings Ltd.	530,351
222,580	Tencent Holdings Ltd.	9,028,493
346,758	Tianneng Power International Ltd.	226,509
692,666	Weichai Power Co., Ltd. Class H	1,090,269
97,400	Wens Foodstuffs Group Co., Ltd. Class A	556,700
92,416	Wuliangye Yibin Co., Ltd. Class A	1,729,826
831,521	Yanzhou Coal Mining Co., Ltd. Class H	843,638
137,745	YiChang HEC ChangJiang Pharmaceutical Co., Ltd. Class H(2)	844,901
98,817	Yihai International Holding Ltd.*	672,029
108,504	Yum China Holdings, Inc.	4,611,420

		92,421,115

	Hong Kong - 3.5%
321,407	China Overseas Land & Investment Ltd.	1,014,197
373,499	China Resources Cement Holdings Ltd.	409,015
3,299,769	China Unicom Hong Kong Ltd.	3,248,618
2,783,471	CITIC Ltd.	3,661,610
144,830	Kingboard Holdings Ltd.	385,958
101,315	NetDragon Websoft Holdings Ltd.	231,856
1,148,601	Sino Biopharmaceutical Ltd.	1,710,143
1,168,302	Yuexiu Property Co., Ltd.	257,333

		10,918,730

	Hungary - 0.6%
38,309	OTP Bank Nyrt	1,766,694

	India - 6.8%
486,012	Adani Power Ltd.*	451,826
54,067	Bajaj Finance Ltd.	3,066,024
73,706	Bata India Ltd.	1,875,979
179,701	Bharti Infratel Ltd.	480,269
40,036	Dr Reddy’s Laboratories Ltd.	1,571,880
219,956	Federal Bank Ltd.	259,497
67,310	HCL Technologies Ltd.	1,103,427
17,312	HDFC Asset Management Co., Ltd.(2)	729,739
67,470	Hindustan Petroleum Corp. Ltd.	308,428
231,178	Indraprastha Gas Ltd.	1,274,805
77,518	InterGlobe Aviation Ltd.(2)	1,588,619
90,718	Just Dial Ltd.*	752,871
37,990	Mahanagar Gas Ltd.	545,425
338,062	Manappuram Finance Ltd.	806,018
94,710	Muthoot Finance Ltd.	943,229
484,444	NMDC Ltd.	767,465
890,637	Oil & Natural Gas Corp. Ltd.	1,777,592
472,228	Power Finance Corp. Ltd.*	725,810
248,287	REC Ltd.	488,441
167,113	Wipro Ltd.	611,964
17,608	WNS Holdings Ltd. ADR*	1,088,879

		21,218,187

	Indonesia - 1.2%
9,491,394	Bank Tabungan Pensiunan Nasional Syariah Tbk PT*	2,595,749
273,050	Gudang Garam Tbk PT	1,090,485

		3,686,234

The accompanying notes are an integral part of these financial statements.

30

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.2% - (continued)
	Malaysia - 1.3%
257,381	Genting Bhd	$357,531
543,296	Genting Malaysia Bhd	416,701
469,424	MISC Bhd	934,998
1,094,607	RHB Bank Bhd	1,506,280
397,852	Sime Darby Bhd	215,719
756,279	Telekom Malaysia Bhd	679,621

		4,110,850

	Mexico - 3.0%
2,880,789	America Movil S.A.B. de C.V. Class L	2,280,790
730,312	Fibra Uno Administracion S.A. de C.V. REIT	1,110,094
25,206	Fomento Economico Mexicano S.A.B. de C.V. ADR	2,243,838
33,389	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B	349,971
4,059	Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR	664,661
107,497	Grupo Financiero Banorte S.A.B. de C.V. Class O	587,765
507,658	Kimberly-Clark de Mexico S.A.B. de C.V. Class A	1,019,987
382,165	Wal-Mart de Mexico S.A.B. de C.V.	1,145,313

		9,402,419

	Philippines - 0.3%
341,051	International Container Terminal Services, Inc.	797,300

	Poland - 1.3%
10,387	CD Projekt S.A.	685,684
12,656	Grupa Lotos S.A.	316,059
57,154	Jastrzebska Spolka Weglowa S.A.	290,407
267,763	Powszechna Kasa Oszczednosci Bank Polski S.A.	2,673,585

		3,965,735

	Russia - 5.6%
290,350	Gazprom PJSC ADR	2,327,691
71,111	LUKOIL PJSC ADR	6,553,094
168,620	MMC Norilsk Nickel PJSC ADR	4,678,037
35,047	Severstal PJSC GDR	478,742
11,513	Tatneft PJSC ADR	807,325
1,401,618	VTB Bank PJSC GDR	1,862,751
15,005	X5 Retail Group N.V. GDR	501,793

		17,209,433

	South Africa - 5.0%
78,573	African Rainbow Minerals Ltd.	787,200
46,610	Anglo American Platinum Ltd.	3,478,453
74,008	AngloGold Ashanti Ltd.	1,636,931
139,230	Exxaro Resources Ltd.	1,138,285
266,660	Harmony Gold Mining Co., Ltd. ADR*(1)	927,977
35,452	Impala Platinum Holdings Ltd.*	244,086
33,505	Investec Ltd.	190,379
62,703	Kumba Iron Ore Ltd.	1,527,821
172,543	MTN Group Ltd.	1,067,969
18,494	Naspers Ltd. Class N	2,617,058
379,592	Telkom S.A. SOC Ltd.	1,735,285
56,993	Woolworths Holdings Ltd.	216,683

		15,568,127

	South Korea - 14.2%
9,594	AfreecaTV Co., Ltd.	608,282
12,970	Daelim Industrial Co., Ltd.	1,008,151
130,364	DGB Financial Group, Inc.	787,017
11,023	Fila Korea Ltd.	543,906
31,918	GS Engineering & Construction Corp.	845,052
33,057	Hana Financial Group, Inc.	957,084
2,948	Hotel Shilla Co., Ltd.	195,974
3,099	Hyundai Department Store Co., Ltd.	196,758
13,909	Hyundai Mobis Co., Ltd.	2,836,512
13,222	Hyundai Motor Co.	1,384,930
107,014	Industrial Bank of Korea	1,083,771
70,402	KB Financial Group, Inc.	2,534,430

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.2% - (continued)
	South Korea - 14.2% - (continued)
108,345	Kia Motors Corp.	$3,959,724
15,263	Korea Aerospace Industries Ltd.	498,206
4,680	Korea Investment Holdings Co., Ltd.	271,882
78,469	KT Corp. ADR	881,207
10,976	KT&G Corp.	942,197
14,161	LG Electronics, Inc.	811,556
575	LG Household & Health Care Ltd.	622,206
14,460	Mando Corp.	443,225
270,625	Meritz Securities Co., Ltd.	1,046,228
46,051	Partron Co., Ltd.	466,981
5,725	POSCO	1,038,776
353,030	Samsung Electronics Co., Ltd.	15,257,903
50,652	Samsung Engineering Co., Ltd.*	773,258
96,445	Shinhan Financial Group Co., Ltd.	3,513,981
48,977	Woori Financial Group, Inc.	493,777

		44,002,974

	Taiwan - 12.9%
130,910	Accton Technology Corp.	778,742
244,455	Arcadyan Technology Corp.	753,927
1,912,381	Asia Cement Corp.	2,699,565
430,664	Chipbond Technology Corp.	853,264
242,000	Compeq Manufacturing Co., Ltd.	338,543
217,000	Elan Microelectronics Corp.	669,485
165,643	Elite Material Co., Ltd.	688,034
137,479	Feng TAY Enterprise Co., Ltd.	928,717
46,232	Giant Manufacturing Co., Ltd.	341,860
494,088	Hon Hai Precision Industry Co., Ltd.	1,304,937
50,471	International Games System Co., Ltd.	649,164
187,213	ITEQ Corp.	948,215
418,920	King Yuan Electronics Co., Ltd.	524,773
4,396	Largan Precision Co., Ltd.	645,044
593,086	Lite-On Technology Corp.	977,301
1,028,000	Macronix International	1,043,569
89,757	Makalot Industrial Co., Ltd.	501,103
192,959	MediaTek, Inc.	2,576,939
317,325	Novatek Microelectronics Corp.	2,032,669
183,919	Radiant Opto-Electronics Corp.	730,209
313,733	Realtek Semiconductor Corp.	2,327,257
1,805,000	Shin Kong Financial Holding Co., Ltd.*	570,213
142,516	Shin Zu Shing Co., Ltd.	565,188
1,373,436	SinoPac Financial Holdings Co., Ltd.	563,664
57,827	Sitronix Technology Corp.	345,065
1,193,251	Taishin Financial Holding Co., Ltd.	554,158
875,176	Taiwan Semiconductor Manufacturing Co., Ltd.	8,576,548
660,119	Uni-President Enterprises Corp.	1,630,745
3,651,724	United Microelectronics Corp.	1,681,693
400,309	Wistron Corp.	367,003
2,158,704	Yuanta Financial Holding Co., Ltd.	1,349,125
278,173	Zhen Ding Technology Holding Ltd.	1,315,312

		39,832,031

	Thailand - 3.5%
76,000	Advanced Info Service PCL	576,387
2,588,439	Charoen Pokphand Foods PCL	2,164,533
113,873	Electricity Generating PCL	1,308,625
999,471	Krung Thai Bank PCL	549,469
217,376	Krungthai Card PCL	298,761
1,256,467	PTG Energy PCL	749,012
1,029,299	PTT Exploration & Production PCL	4,107,651
1,021,130	Thai Union Group PCL Class F	493,741
247,905	Thanachart Capital PCL	435,137
98,336	Tisco Financial Group PCL	317,528

		11,000,844

	Turkey - 1.1%
747,894	Akbank T.A.S.*	903,579

The accompanying notes are an integral part of these financial statements.

31

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.2% - (continued)
	Turkey - 1.1% - (continued)
99,434	Pegasus Hava Tasimaciligi AS*	$1,148,241
133,622	Tekfen Holding AS	395,622
178,175	Turkiye Garanti Bankasi AS*	286,392
340,557	Turkiye Is Bankasi AS Class C*	345,091
700,828	Yapi ve Kredi Bankasi AS*	279,206

		3,358,131

	United Arab Emirates - 0.4%
1,450,543	Aldar Properties PJSC	927,637
143,227	Emirates NBD PJSC	467,967

		1,395,604

	Total Common Stocks (cost $292,206,319)	$301,068,253

PREFERRED STOCKS - 1.1%
	Brazil - 1.1%
159,520	Banco Bradesco S.A.	$1,398,907
159,000	Telefonica Brasil S.A.*	2,104,406

		3,503,313

	Total Preferred Stocks (cost $3,167,701)	$3,503,313

RIGHTS - 0.0%
	United Arab Emirates - 0.0%
19,555	Emirates NBD PJSC*	$18,635

	Total Rights (cost $— )	$18,635

	Total Long-Term Investments (cost $295,374,020)	$304,590,201

SHORT-TERM INVESTMENTS - 1.9%
	Other Investment Pools & Funds - 1.5%
4,717,652	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 1.73%(3)	$4,717,652

	Securities Lending Collateral - 0.4%
50,940	Citibank NA DDCA, 1.80%, 11/1/2019(3)	50,940
714,697	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(3)	714,697
11,465	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(3)	11,465
94,803	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(3)	94,803

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 1.9% - (continued)
	Securities Lending Collateral - 0.4% - (continued)
137,736	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(3)	$137,736
9,159	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(3)	9,159

		1,018,800

	Total Short-Term Investments (cost $5,736,452)	$5,736,452

Total Investments (cost $301,110,472)	100.2%	$310,326,653
Other Assets and Liabilities	(0.2)%	(566,241)

Total Net Assets	100.0%	$309,760,412

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $3,163,259, representing 1.0% of net assets.

(3)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI Emerging Market Index Future	72	12/20/2019	$3,749,040	$85,549

Total futures contracts				$85,549

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

32

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Argentina	$801,356	$801,356	$—	$—
Brazil	19,073,596	19,073,596	—	—
Cayman Islands	283,086	—	283,086	—
Chile	255,807	255,807	—	—
China	92,421,115	20,774,409	71,646,706	—
Hong Kong	10,918,730	—	10,918,730	—
Hungary	1,766,694	—	1,766,694	—
India	21,218,187	2,192,306	19,025,881	—
Indonesia	3,686,234	—	3,686,234	—
Malaysia	4,110,850	1,506,280	2,604,570	—
Mexico	9,402,419	9,402,419	—	—
Philippines	797,300	—	797,300	—
Poland	3,965,735	—	3,965,735	—
Russia	17,209,433	2,341,493	14,867,940	—
South Africa	15,568,127	4,406,430	11,161,697	—
South Korea	44,002,974	881,207	43,121,767	—
Taiwan	39,832,031	—	39,832,031	—
Thailand	11,000,844	11,000,844	—	—
Turkey	3,358,131	—	3,358,131	—
United Arab Emirates	1,395,604	467,967	927,637	—
Preferred Stocks	3,503,313	3,503,313	—	—
Rights	18,635	18,635	—	—
Short-Term Investments	5,736,452	5,736,452	—	—
Futures Contracts(2)	85,549	85,549	—	—

Total	$310,412,202	$82,448,063	$227,964,139	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

33

Hartford Environmental Opportunities Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7%
	Brazil - 2.3%
20,080	Cia de Saneamento do Parana	$456,625

	China - 6.8%
251,000	China Everbright International Ltd.	189,707
1,067,209	China Longyuan Power Group Corp. Ltd. Class H	576,543
1,579,590	Huaneng Renewables Corp. Ltd. Class H	603,049

		1,369,299

	Denmark - 1.7%
1,724	Rockwool International A/S Class B	338,832

	France - 4.5%
14,666	Cie de Saint-Gobain	597,316
25,083	Rexel S.A.	310,967

		908,283

	Germany - 4.4%
1,133	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	314,792
4,930	Siemens AG	568,922

		883,714

	Japan - 7.7%
3,410	Daikin Industries Ltd.	477,262
19,065	Fujitsu General Ltd.	344,138
9,535	Kyudenko Corp.	311,572
23,545	Sekisui Chemical Co., Ltd.	410,524

		1,543,496

	Netherlands - 2.2%
22,203	Arcadis N.V.(1)	438,954

	Spain - 3.6%
17,239	Atlantica Yield plc	413,908
29,674	Iberdrola S.A.	305,019

		718,927

	Sweden - 4.3%
14,694	Electrolux AB Class B	386,325
9,313	Hexagon AB Class B	476,806

		863,131

	Switzerland - 1.7%
16,218	ABB Ltd.	340,578

	United Kingdom - 7.8%
55,700	National Grid plc	651,260
150,897	Smart Metering Systems plc(1)	928,456

		1,579,716

	United States - 49.7%
2,590	Aptiv plc	231,934
9,934	Avangrid, Inc.	497,197
8,021	Clean Harbors, Inc.*	661,412
10,679	CoreLogic, Inc.*	432,393
3,356	Deere & Co.	584,414
5,255	Eaton Corp. plc	457,763
5,825	First Solar, Inc.*	301,677
4,373	FMC Corp.	400,129
28,523	Green Plains, Inc.	351,689
22,880	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	683,197
2,794	Hubbell, Inc.	395,910
10,601	Itron, Inc.*	808,432
12,156	Johnson Controls International plc	526,719
1,353	NextEra Energy, Inc.	322,474
8,231	Owens Corning	504,396
12,066	Pattern Energy Group, Inc. Class A	338,210
14,959	Skyline Champion Corp.*	422,292
12,090	Trimble, Inc.*	481,666

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7% - (continued)
	United States - 49.7% - (continued)
2,025	Verisk Analytics, Inc.	$293,017
3,774	Waste Management, Inc.	423,480
12,590	Weyerhaeuser Co., REIT	367,754
6,359	Xylem, Inc.	487,672

		9,973,827

	Total Common Stocks (cost $18,187,833)	$19,415,382

SHORT-TERM INVESTMENTS - 7.8%
	Other Investment Pools & Funds - 3.0%
597,344	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 1.73%(2)	$597,344

	Securities Lending Collateral - 4.8%
47,988	Citibank NA DDCA, 1.80%, 11/1/2019(2)	47,988
673,280	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(2)	673,280
10,801	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(2)	10,801
89,309	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(2)	89,309
129,754	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(2)	129,754
8,628	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(2)	8,628

		959,760

	Total Short-Term Investments (cost $1,557,104)	$1,557,104

Total Investments (cost $19,744,937)	104.5%	$20,972,486
Other Assets and Liabilities	(4.5)%	(902,709)

Total Net Assets	100.0%	$20,069,777

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

34

Hartford Environmental Opportunities Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Brazil	$456,625	$456,625	$—	$—
China	1,369,299	—	1,369,299	—
Denmark	338,832	—	338,832	—
France	908,283	—	908,283	—
Germany	883,714	—	883,714	—
Japan	1,543,496	—	1,543,496	—
Netherlands	438,954	—	438,954	—
Spain	718,927	413,908	305,019	—
Sweden	863,131	—	863,131	—
Switzerland	340,578	—	340,578	—
United Kingdom	1,579,716	928,456	651,260	—
United States	9,973,827	9,973,827	—	—
Short-Term Investments	1,557,104	1,557,104	—	—

Total	$20,972,486	$13,329,920	$7,642,566	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

35

Hartford Global Impact Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.9%
	Australia - 2.3%
67,252	SEEK Ltd.	$1,052,496

	Bangladesh - 0.9%
111,653	GrameenPhone Ltd.	418,188

	Brazil - 8.4%
64,100	Hapvida Participacoes e Investimentos S.A.(1)	899,845
119,400	MRV Engenharia e Participacoes S.A.	523,687
13,857	Pagseguro Digital Ltd. Class A*	513,818
27,231	StoneCo Ltd. Class A*	1,001,829
96,500	YDUQS Part	944,427

		3,883,606

	Canada - 2.1%
22,593	Brookfield Renewable Partners L.P.	961,288

	China - 1.6%
1,918,792	Huaneng Renewables Corp. Ltd. Class H	732,548

	Denmark - 1.5%
8,624	Vestas Wind Systems A/S	702,578

	France - 4.7%
16,077	Nexity S.A.	832,117
10,668	Suez	166,394
45,144	Veolia Environnement S.A.	1,188,360

		2,186,871

	Germany - 3.6%
9,246	LEG Immobilien AG	1,062,031
11,683	Vonovia SE	622,176

		1,684,207

	India - 2.5%
192,333	Bharti Infratel Ltd.	514,029
41,213	Shriram Transport Finance Co., Ltd.	660,623

		1,174,652

	Japan - 1.9%
20,524	Katitas Co., Ltd.	885,608

	Kenya - 1.7%
2,694,200	Safaricom plc	775,919

	Luxembourg - 2.3%
23,130	Millicom International Cellular S.A.	1,054,453

	Morocco - 0.4%
105,664	PureCircle Ltd.*(2)(3)	179,576

	Netherlands - 4.7%
13,341	Basic-Fit N.V.*(1)	408,034
7,639	Corbion N.V.	220,662
25,793	Koninklijke Philips N.V.	1,131,644
14,739	Signify N.V.(1)	431,854

		2,192,194

	South Africa - 1.9%
103,001	Vodacom Group Ltd.	899,850

	South Korea - 1.6%
3,804	Samsung SDI Co., Ltd.	742,334

	Spain - 1.1%
4,756	Acciona S.A.	495,472

	Switzerland - 1.7%
8,556	Landis+Gyr Group AG*	794,452

	United Kingdom - 4.7%
11,212	Genus plc	421,249
24,291	Hikma Pharmaceuticals plc	632,605
155,843	Sophos Group plc(1)	1,146,321

		2,200,175

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.9% - (continued)
	United States - 47.3%
19,545	Advanced Drainage Systems, Inc.	$723,556
13,805	Agilent Technologies, Inc.	1,045,729
23,846	Avangrid, Inc.	1,193,492
13,854	Blackbaud, Inc.	1,163,043
11,236	Boston Properties, Inc. REIT	1,541,579
63,408	Covanta Holding Corp.	915,612
7,594	Danaher Corp.	1,046,605
18,474	First Solar, Inc.*	956,768
21,455	Instructure, Inc.*	1,002,592
22,411	Invitae Corp.*	361,041
16,504	Itron, Inc.*	1,258,595
25,156	Johnson Controls International plc	1,090,010
80,933	Laureate Education, Inc. Class A*	1,250,820
82,270	Nuance Communications, Inc.*	1,342,646
36,504	Pattern Energy Group, Inc. Class A	1,023,207
11,343	Rapid7, Inc.*	568,171
9,581	Square, Inc. Class A*	588,561
5,442	Sun Communities, Inc. REIT	885,141
5,153	Ubiquiti, Inc.	652,318
26,417	Upwork, Inc.*	397,312
6,007	Watts Water Technologies, Inc. Class A	560,153
17,942	Xylem, Inc.	1,375,972
7,999	Zoetis, Inc.	1,023,232

		21,966,155

	Total Common Stocks (cost $40,617,908)	$44,982,622

SHORT-TERM INVESTMENTS - 3.7%
	Other Investment Pools & Funds - 3.7%
1,713,962	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(4)	$1,713,962

	Total Short-Term Investments (cost $1,713,962)	$1,713,962

Total Investments (cost $42,331,870)	100.6%	$46,696,584
Other Assets and Liabilities	(0.6)%	(283,557)

Total Net Assets	100.0%	$46,413,027

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $2,886,054, representing 6.2% of net assets.

The accompanying notes are an integral part of these financial statements.

36

Hartford Global Impact Fund

Schedule of Investments – (continued)

October 31, 2019

(2)

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2019, the aggregate fair value of this security was $179,576, which represented 0.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	Investment valued using significant unobservable inputs.

(4)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$1,052,496	$—	$1,052,496	$—
Bangladesh	418,188	418,188	—	—
Brazil	3,883,606	3,883,606	—	—
Canada	961,288	961,288	—	—
China	732,548	—	732,548	—
Denmark	702,578	—	702,578	—
France	2,186,871	—	2,186,871	—
Germany	1,684,207	—	1,684,207	—
India	1,174,652	—	1,174,652	—
Japan	885,608	—	885,608	—
Kenya	775,919	775,919	—	—
Luxembourg	1,054,453	—	1,054,453	—
Morocco	179,576	—	—	179,576
Netherlands	2,192,194	220,662	1,971,532	—
South Africa	899,850	—	899,850	—
South Korea	742,334	—	742,334	—
Spain	495,472	—	495,472	—
Switzerland	794,452	—	794,452	—
United Kingdom	2,200,175	—	2,200,175	—
United States	21,966,155	21,966,155	—	—
Short-Term Investments	1,713,962	1,713,962	—	—

Total	$46,696,584	$29,939,780	$16,577,228	$179,576

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

37

Hartford International Equity Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.5%
	Argentina - 0.2%
2,845	MercadoLibre, Inc.*	$1,483,725
55,817	YPF S.A. ADR	522,447

		2,006,172

	Australia - 1.3%
125,419	BHP Group Ltd.	3,074,327
65,656	Commonwealth Bank of Australia	3,559,874
429,908	Goodman Group REIT	4,268,668
480,545	Resolute Mining Ltd.*	402,555
423,082	Western Areas Ltd.	932,531

		12,237,955

	Austria - 0.1%
66,780	Zumtobel Group AG*	530,296

	Belgium - 1.1%
32,725	Ageas	1,887,273
185,391	AGFA-Gevaert N.V.*	845,954
75,743	bpost S.A.	865,610
58,154	Groupe Bruxelles Lambert S.A.	5,841,908
37,948	Orange Belgium S.A.	834,617

		10,275,362

	Brazil - 2.2%
114,000	Banco BMG S.A.*(1)	1,247,874
2	Banco Inter S.A.(1)	9
61,351	Gol Linhas Aereas Inteligentes S.A. ADR(2)	1,114,748
116,800	Linx S.A.	1,010,296
341,300	Localiza Rent a Car S.A.	3,674,687
148,440	Lojas Renner S.A.	1,878,402
127,051	Pagseguro Digital Ltd. Class A*	4,711,051
102,176	Petroleo Brasileiro S.A. ADR	1,659,338
155,900	TOTVS S.A.	2,421,008
270,885	Vale S.A. ADR*	3,180,190

		20,897,603

	Canada - 6.0%
298,346	Advantage Oil & Gas Ltd.*	430,383
81,634	ARC Resources Ltd.(2)	345,849
46,381	Bank of Montreal(2)	3,433,412
61,971	Bank of Nova Scotia	3,554,240
104,760	Barrick Gold Corp.	1,819,838
60,937	Cameco Corp.	544,089
82,907	Canadian National Railway Co.	7,415,112
111,471	Centerra Gold, Inc.*	950,436
58,883	CGI, Inc.*	4,577,057
83,920	Descartes Systems Group, Inc.*	3,265,432
76,151	Eldorado Gold Corp.*	641,191
204,996	Encana Corp.	803,112
79,882	IAMGOLD Corp.*	298,759
89,572	Imperial Oil Ltd.	2,230,629
59,213	Intact Financial Corp.	6,107,545
196,675	Kinross Gold Corp.*	953,874
52,380	Northern Dynasty Minerals Ltd.*(2)	30,622
203,923	Painted Pony Energy Ltd.*(2)	94,445
64,294	Royal Bank of Canada	5,186,086
147,332	SEMAFO, Inc.*	475,409
160,941	Smart REIT	3,890,640
503,868	StorageVault Canada, Inc.	1,296,874
37,711	TC Energy Corp.	1,900,868
71,863	Toronto-Dominion Bank	4,103,573
46,672	Tourmaline Oil Corp.	400,420
274,219	Trican Well Service Ltd.*(2)	179,051
381,787	Tricon Capital Group, Inc.	3,090,008
125,612	Uranium Participation Corp.*	366,221

		58,385,175

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.5% - (continued)
	Chile - 0.2%
263,486	Empresas COPEC S.A.	$2,358,379

	China - 5.6%
1,998,760	361 Degrees International Ltd.	409,812
53,159	Alibaba Group Holding Ltd. ADR*	9,391,601
756,895	AMVIG Holdings Ltd.	195,117
7,828,052	Bank of China Ltd. Class H	3,192,160
2,409,350	China BlueChemical Ltd. Class H	586,331
2,563,419	China Longyuan Power Group Corp. Ltd. Class H	1,384,847
1,303,570	China Machinery Engineering Corp. Class H	513,577
371,000	China Merchants Bank Co., Ltd. Class H	1,769,385
2,688,966	China Telecom Corp. Ltd. Class H	1,143,909
956,000	CNOOC Ltd.	1,422,767
1,038,305	CSPC Pharmaceutical Group Ltd.	2,659,225
2,432,580	Daphne International Holdings Ltd.*	48,256
1,706,340	Dongfeng Motor Group Co., Ltd. Class H	1,711,651
5,169,719	Industrial & Commercial Bank of China Ltd. Class H	3,703,551
175,689	Jiangsu Hengrui Medicine Co., Ltd. Class A	2,266,597
406,520	Livzon Pharmaceutical Group, Inc. Class A	1,677,457
199,980	Midea Group Co., Ltd. Class A	1,575,924
294,140	Ping An Insurance Group Co., of China Ltd. Class H	3,394,899
305,265	Sunny Optical Technology Group Co., Ltd.	4,906,793
185,656	Tencent Holdings Ltd.	7,530,748
65,345	Trip.com Group Ltd. ADR	2,155,732
133,245	Wuxi Biologics Cayman, Inc.*(1)	1,565,823
36,377	Zai Lab Ltd. ADR*	1,229,179

		54,435,341

	Denmark - 0.6%
1,500	AP Moller - Maersk A/S Class B	1,913,403
54,840	D/S Norden A/S	802,183
2,999	Drilling Co.*	169,289
33,914	DSV A/S	3,296,071

		6,180,946

	Finland - 0.1%
314,193	Nokia Oyj	1,153,405

	France - 9.2%
30,747	Airbus SE	4,410,910
55,251	Alstom S.A.	2,390,335
91,815	AXA S.A.	2,430,455
55,004	BNP Paribas S.A.	2,874,484
61,676	Capgemini SE	6,952,743
132,427	Cie de Saint-Gobain	5,393,479
26,101	Criteo S.A. ADR*	435,887
119,628	Danone S.A.	9,910,129
108,792	Engie S.A.	1,821,697
17,631	Imerys S.A.	681,062
13,324	L’Oreal S.A.	3,891,430
6,609	LVMH Moet Hennessy Louis Vuitton SE	2,822,410
51,281	Metropole Television S.A.	902,158
328,712	Orange S.A.	5,290,452
28,902	Pernod Ricard S.A.(2)	5,339,156
39,606	Quadient	848,212
27,936	Renault S.A.	1,426,382
139,458	Rexel S.A.	1,728,931
30,029	Safran S.A.	4,756,290
61,683	Schneider Electric SE	5,732,840
72,113	Societe Generale S.A.	2,050,815
1,911	Sopra Steria Group	262,325
115,926	Television Francaise 1 S.A.	972,825
7,458	Thales S.A.	729,091
133,810	Total S.A.	7,074,293
16,658	Vicat S.A.	706,374
64,472	Vinci S.A.	7,233,515

		89,068,680

The accompanying notes are an integral part of these financial statements.

38

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.5% - (continued)
	Germany - 4.2%
42,935	Allianz SE	$10,485,695
136,254	CECONOMY AG*	685,662
39,926	Daimler AG	2,333,786
57,520	Deutsche Lufthansa AG	996,430
83,314	E.ON SE	840,177
22,787	Hamburger Hafen und Logistik AG	590,342
188,465	Infineon Technologies AG	3,650,335
17,910	Merck KGaA	2,136,062
28,047	Metro AG	457,990
29,693	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	8,249,891
8,850	Rheinmetall AG	1,067,368
73,179	RWE AG	2,230,091
48,452	Salzgitter AG	878,582
13,097	Volkswagen AG	2,489,808
58,402	Vonovia SE	3,110,190

		40,202,409

	Greece - 0.3%
124,555	Hellenic Telecommunications Organization S.A.	1,889,050
116,492	OPAP S.A.	1,266,897

		3,155,947

	Hong Kong - 3.3%
824,893	AIA Group Ltd.	8,214,464
450,200	China Gas Holdings Ltd.	1,917,824
186,400	China Mobile Ltd.	1,514,816
642,000	China Overseas Land & Investment Ltd.	2,025,825
1,888,720	China Unicom Hong Kong Ltd.	1,859,442
216,000	CST Group Ltd.*	689
145,580	Dah Sing Financial Holdings Ltd.	541,713
20,918,250	G-Resources Group Ltd.*	130,609
690,000	Guangdong Investment Ltd.	1,493,365
1,672,951	Hong Kong & China Gas Co., Ltd.	3,247,031
110,125	Hong Kong Exchanges & Clearing Ltd.	3,430,838
4,086,210	Pacific Basin Shipping Ltd.	946,110
1,025,377	Sands China Ltd.	5,050,616
964,000	Sino Biopharmaceutical Ltd.	1,435,292

		31,808,634

	Hungary - 0.2%
491,543	Magyar Telekom Telecommunications plc	732,771
29,622	OTP Bank Nyrt	1,366,076

		2,098,847

	India - 1.7%
297,645	Allahabad Bank*	112,790
233,219	Canara Bank*	668,019
212,750	Corp. Bank*	48,892
4,845	Eicher Motors Ltd.	1,536,101
95,972	HDFC Bank Ltd. ADR	5,862,929
284,516	ICICI Bank Ltd.	1,856,166
312,496	ICICI Securities Ltd.(1)	1,425,322
90,677	Kotak Mahindra Bank Ltd.	2,011,187
1,185,980	Nava Bharat Ventures Ltd.	1,229,671
85,794	NTPC Ltd.	148,053
446,928	Power Grid Corp. of India Ltd.	1,249,820
181,494	Zee Entertainment Enterprises Ltd.	666,829

		16,815,779

	Indonesia - 0.5%
750,900	Bank Central Asia Tbk PT	1,680,760
2,034,900	Bank Mandiri Persero Tbk PT	1,017,183
3,003,000	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	289,071
1,798,600	Semen Indonesia Persero Tbk PT	1,622,131

		4,609,145

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.5% - (continued)
	Ireland - 1.5%
283,380	Bank of Ireland Group plc	$1,365,902
1,657,832	Cairn Homes plc	2,148,514
52,644	CRH plc*	1,916,755
61,817	Experian plc	1,948,552
1,171,168	Glenveagh Properties plc*(1)	1,029,288
734,117	Hibernia plc REIT	1,152,346
17,290	Linde plc*	3,412,971
52,616	Smurfit Kappa Group plc	1,757,244

		14,731,572

	Italy - 2.2%
73,774	Assicurazioni Generali S.p.A.	1,495,951
288,269	BPER Banca	1,289,654
331,780	Davide Campari-Milano S.p.A.	3,043,186
219,448	Eni S.p.A.	3,329,242
22,674	Ferrari N.V.	3,631,398
185,876	Geox S.p.A.	259,134
77,671	Leonardo S.p.A.	902,351
85,133	Moncler S.p.A.	3,285,176
226,625	Saipem S.p.A.*	1,028,660
198,450	UniCredit S.p.A.	2,517,742

		20,782,494

	Japan - 16.6%
32,280	Aisan Industry Co., Ltd.	266,884
113,627	Aozora Bank Ltd.	2,915,482
134,700	Astellas Pharma, Inc.	2,311,814
55,650	Avex, Inc.	677,031
19,590	Benesse Holdings, Inc.	524,420
33,780	Canon, Inc.	926,913
23,160	Cawachi Ltd.	472,462
20,818	Central Japan Railway Co.	4,270,480
88,080	Chiyoda Corp.*	227,748
20,020	Chubu Steel Plate Co., Ltd.	120,197
28,620	Chugai Pharmaceutical Co., Ltd.	2,408,538
226,060	Citizen Watch Co., Ltd.	1,201,860
6,860	CMIC Holdings Co., Ltd.	114,924
43,700	Cosel Co., Ltd.	479,567
99,360	Dai-ichi Life Holdings, Inc.	1,619,509
49,090	DeNA Co., Ltd.	836,778
89,553	East Japan Railway Co.	8,129,710
10,518	Eisai Co., Ltd.	761,387
17,450	Enplas Corp.	559,902
43,850	Exedy Corp.	1,032,872
10,460	FANUC Corp.	2,063,227
42,375	Fuji Media Holdings, Inc.	572,596
13,755	Fujitsu Ltd.	1,219,092
92,510	Funai Electric Co., Ltd.*	509,950
15,505	Gendai Agency, Inc.	60,124
42,500	GMO Payment Gateway, Inc.	3,132,212
239,870	Gree, Inc.	1,138,905
46,180	Hisaka Works Ltd.	398,606
56,200	Hitachi Ltd.	2,097,521
132,070	Hitachi Metals Ltd.	1,657,519
124,360	Honda Motor Co., Ltd.	3,364,433
58,170	Ichiyoshi Securities Co., Ltd.	375,495
182,000	Inpex Corp.	1,682,495
36,220	Japan Petroleum Exploration Co., Ltd.	926,059
478,108	Japan Post Bank Co., Ltd.	4,755,987
48,800	Japan Steel Works Ltd.	1,028,335
95,960	JGC Holdings Corp.	1,387,911
98,040	JSR Corp.	1,840,576
21,495	Kao Corp.	1,728,169
114,620	KDDI Corp.	3,171,666
64,470	Keihin Corp.	1,532,622
91,830	Kirin Holdings Co., Ltd.	1,948,113

The accompanying notes are an integral part of these financial statements.

39

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.5% - (continued)
	Japan - 16.6% - (continued)
58,360	Kyoei Steel Ltd.	$1,062,772
45,410	Maxell Holdings Ltd.	626,739
5,080	Melco Holdings, Inc.	136,599
18,920	Miraial Co., Ltd.	257,532
73,600	Mitsubishi Estate Co., Ltd.	1,428,971
34,901	Mitsubishi Heavy Industries Ltd.	1,412,420
102,800	Mitsubishi Motors Corp.	469,364
1,163,909	Mitsubishi UFJ Financial Group, Inc.	6,034,040
999,520	Mizuho Financial Group, Inc.	1,551,730
88,120	Nakayama Steel Works Ltd.	376,858
30,750	Neturen Co., Ltd.	270,764
50,800	Nexon Co., Ltd.*	588,683
109,895	Nichicon Corp.	1,081,431
85,830	Nikon Corp.	1,094,358
46,780	Nippon Chemi-Con Corp.	773,241
80,334	Nippon Television Holdings, Inc.	1,050,667
74,300	Nipro Corp.	871,210
74,730	Nishimatsuya Chain Co., Ltd.	665,026
545,363	Nissan Motor Co., Ltd.	3,441,557
58,372	Nissin Kogyo Co., Ltd.	1,195,398
20,450	Nitto Denko Corp.	1,131,411
86,660	NOK Corp.	1,357,360
397,900	Nomura Holdings, Inc.	1,808,448
247,753	NTT DOCOMO, Inc.	6,792,173
22,140	Pacific Metals Co., Ltd.	529,377
40,200	Relia, Inc.	524,862
374,200	Resona Holdings, Inc.	1,627,232
36,750	Sanyo Shokai Ltd.	488,487
86,293	Secom Co., Ltd.	7,996,205
15,990	Shimamura Co., Ltd.	1,354,402
28,877	Shin-Etsu Chemical Co., Ltd.	3,219,820
36,000	Shiseido Co., Ltd.	2,968,124
77,340	SoftBank Group Corp.	2,974,992
243,145	Sony Financial Holdings, Inc.	5,230,883
76,398	Sumitomo Mitsui Financial Group, Inc.	2,712,371
42,290	Sumitomo Mitsui Trust Holdings, Inc.	1,541,276
49,310	Sumitomo Riko Co., Ltd.	429,059
43,200	Suzuki Motor Corp.	2,039,650
26,100	Sysmex Corp.	1,702,974
278,884	T&D Holdings, Inc.	3,106,136
42,700	Tachi-S Co., Ltd.	567,121
70,880	Takeda Pharmaceutical Co., Ltd.	2,561,111
31,800	THK Co., Ltd.	914,418
140,890	Tochigi Bank Ltd.	295,837
57,580	Tokai Rika Co., Ltd.	1,111,310
28,210	Tokyo Seimitsu Co., Ltd.	906,079
130,850	Tokyo Steel Manufacturing Co., Ltd.	1,053,436
81,480	Toppan Forms Co., Ltd.	814,461
25,836	Toshiba Machine Co., Ltd.	578,140
66,480	Toyo Engineering Corp.*	423,448
141,275	Toyo Tire Corp.	1,970,540
59,150	Toyoda Gosei Co., Ltd.	1,383,797
4,200	Toyota Boshoku Corp.	61,710
51,160	TV Asahi Holdings Corp.	799,065
57,400	Unipres Corp.	938,816
66,750	Ushio, Inc.	997,568
69,140	Xebio Holdings Co., Ltd.	774,813
42,700	Yamato Kogyo Co., Ltd.	1,107,709
711,240	Z Holdings Corp	2,189,706

		159,823,778

	Malaysia - 1.1%
527,000	CIMB Group Holdings Bhd	661,396
1,074,271	Kuala Lumpur Kepong Bhd	5,569,939
948,216	Public Bank Bhd	4,602,028

		10,833,363

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.5% - (continued)
	Netherlands - 4.7%
50,300	ABN Amro Bank N.V.(1)	$937,595
4,430	Adyen N.V.*(1)	3,118,787
38,255	Akzo Nobel N.V.	3,526,858
14,426	ASML Holding N.V.	3,781,261
56,920	Fugro N.V.*(2)	515,964
90,548	Heineken N.V.	9,246,712
207,047	ING Groep N.V.	2,344,494
50,339	InterXion Holding N.V.*	4,440,907
136,244	Koninklijke Philips N.V.	5,977,579
94,564	NN Group N.V.	3,608,268
397,853	PostNL N.V.	914,116
82,451	Royal Dutch Shell plc Class A	2,390,096
161,604	Royal Dutch Shell plc Class B	4,654,157

		45,456,794

	New Zealand - 0.3%
352,054	a2 Milk Co., Ltd.*(2)	2,908,203

	Norway - 0.2%
434,230	Norsk Hydro ASA	1,534,377

	Peru - 0.1%
5,437	Credicorp Ltd.	1,163,736

	Philippines - 0.1%
996,070	Ayala Land, Inc.	951,872

	Portugal - 0.4%
109,923	CTT-Correios de Portugal S.A.	351,118
214,143	Galp Energia SGPS S.A.	3,425,168

		3,776,286

	Russia - 2.1%
380,628	Gazprom PJSC ADR	3,051,436
88,899	HeadHunter Group plc ADR	1,552,176
48,639	LUKOIL PJSC ADR	4,482,231
214,757	Sberbank of Russia PJSC ADR	3,162,576
208,570	Surgutneftegas PJSC ADR	1,378,738
288,270	VEON Ltd.	691,848
191,282	Yandex N.V. Class A*	6,386,906

		20,705,911

	South Africa - 0.9%
7,728	Anglo American Platinum Ltd.	576,732
192,603	Gold Fields Ltd.	1,196,138
217,728	Harmony Gold Mining Co., Ltd. ADR*	757,694
64,070	Impala Platinum Holdings Ltd.*	441,120
107,481	MTN Group Ltd.	665,262
932,365	Nampak Ltd.*	496,116
4,083	Naspers Ltd. Class N	577,779
899,541	Petra Diamonds Ltd.*	99,044
294,940	Raubex Group Ltd.	381,204
304,247	Standard Bank Group Ltd.	3,492,830

		8,683,919

	South Korea - 2.3%
8,382	CJ CheilJedang Corp.	1,647,468
13,515	CJ Logistics Corp.*	1,829,066
114,367	DGB Financial Group, Inc.	690,442
39,530	KB Financial Group, Inc.	1,423,057
66,568	KT Corp. ADR	1,516,317
1,496	LG Household & Health Care Ltd.	1,618,817
3,930	NHN Corp.*	194,720
203,790	Samsung Electronics Co., Ltd.	8,807,773
37,740	Shinhan Financial Group Co., Ltd.	1,375,060
44,803	SK Hynix, Inc.	3,150,366
107,225	Tongyang Life Insurance Co., Ltd.	337,670

		22,590,756

The accompanying notes are an integral part of these financial statements.

40

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.5% - (continued)
	Spain - 2.4%
49,455	Aedas Homes SAU*(1)	$1,142,612
665,931	CaixaBank S.A.	1,909,622
187,607	Cellnex Telecom S.A.(1)	7,672,661
843,478	Iberdrola S.A.	8,670,105
88,338	Industria de Diseno Textil S.A.	2,752,684
867,184	Unicaja Banco S.A.(1)	785,309

		22,932,993

	Sweden - 1.1%
227,669	Assa Abloy AB Class B	5,406,767
2,210	Klarna Holding AB(3)(4)(5)	518,185
227,043	Qliro Group AB*	202,219
607,657	SAS AB*	950,110
24,315	Spotify Technology S.A.*	3,508,655

		10,585,936

	Switzerland - 7.6%
38,549	Adecco Group AG	2,291,590
30,190	Alcon, Inc.*	1,785,380
38,058	Coca-Cola HBC AG*	1,158,816
107,658	GAM Holding AG*	359,384
8,707	Geberit AG	4,423,939
19,882	Implenia AG	757,705
109,672	Julius Baer Group Ltd.*	4,856,670
21,900	Kuehne + Nagel International AG	3,538,102
42,239	LafargeHolcim Ltd.*	2,180,312
22,577	Nestle S.A.	2,415,317
133,201	Novartis AG	11,638,464
3,564	Partners Group Holding AG	2,785,128
26,546	Roche Holding AG	7,989,173
13,175	Schindler Holding AG	3,227,827
76,406	Swiss Prime Site AG*	7,875,307
11,859	Swisscom AG	6,065,811
33,453	Temenos AG*	4,786,151
423,879	UBS Group AG*	5,016,676

		73,151,752

	Taiwan - 4.3%
1,528,350	Acer, Inc.	891,781
2,644,984	Cathay Financial Holding Co., Ltd.	3,501,055
1,379,489	Chunghwa Telecom Co., Ltd.	5,079,921
2,331,110	Compal Electronics, Inc.	1,391,597
923,412	Formosa Chemicals & Fibre Corp.	2,684,059
1,214,428	Formosa Plastics Corp.	3,898,186
445,840	Foxconn Technology Co., Ltd.	953,423
172,419	Globalwafers Co., Ltd.	2,057,176
3,446,110	Innolux Corp.	763,887
478,710	MediaTek, Inc.	6,393,101
1,817,586	Nan Ya Plastics Corp.	4,295,088
144,000	Realtek Semiconductor Corp.	1,068,185
2,210,102	Shin Kong Financial Holding Co., Ltd.*	698,188
397,960	Taiwan Semiconductor Manufacturing Co., Ltd.	3,899,928
67,101	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,464,425

		41,040,000

	Thailand - 0.8%
719,400	Airports of Thailand PCL	1,870,273
1,882,900	CP ALL PCL	4,879,514
184,000	Kasikornbank PCL NVDR	846,669

		7,596,456

	Turkey - 0.1%
149,026	Anadolu Efes Biracilik Ve Malt Sanayii AS	501,373
56,776	Coca-Cola Icecek AS	310,188

		811,561

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.5% - (continued)
	United Kingdom - 10.1%
83,604	Anglo American plc	$2,151,724
106,381	AstraZeneca plc	10,373,979
695,844	Aviva plc	3,750,631
440,030	Babcock International Group plc	3,160,382
290,777	BAE Systems plc	2,172,020
140,010	BHP Group plc	2,969,688
500,634	BP plc	3,174,701
110,356	British Land Co. plc REIT	887,277
674,776	BT Group plc	1,790,759
889,321	Centrica plc	836,910
91,485	Compass Group plc	2,435,705
162,501	Diageo plc	6,651,325
111,748	Fevertree Drinks plc	2,692,687
320,667	Firstgroup plc*	536,250
21,399	Go-Ahead Group plc	566,392
229,287	Halfords Group plc	470,459
351,899	Hays plc	716,138
454,298	HSBC Holdings plc	3,432,270
501,239	J Sainsbury plc	1,320,902
491,215	Kingfisher plc	1,317,737
74,591	Land Securities Group plc REIT	908,557
3,129,940	Lloyds Banking Group plc	2,302,403
333,277	Marks & Spencer Group plc	785,131
741,497	National Grid plc	8,669,792
69,270	Pagegroup plc	399,116
82,176	Provident Financial plc	469,226
110,420	Prudential plc	1,928,688
48,219	Reckitt Benckiser Group plc	3,731,264
877,340	Serco Group plc*	1,772,882
294,071	SIG plc	428,921
308,163	Smith & Nephew plc	6,615,153
404,906	Standard Chartered plc	3,674,088
103,542	SThree plc	382,922
396,191	Synthomer plc	1,430,389
59,880	Ultra Electronics Holdings plc	1,512,439
24,745	Unilever N.V.(2)	1,462,595
155,568	Unilever plc	9,315,247

		97,196,749

	United States - 0.7%
727,000	Allstar Co.(3)(4)(5)	167,210
202,061	DraftKings, Inc.(3)(4)(5)	640,533
8,678	EPAM Systems, Inc.*	1,526,981
5,907	JAND, Inc. Class A(3)(4)(5)	90,141
16,188	Tory Burch LLC*(3)(4)(5)	898,265
129,258	Uber Technologies, Inc.*(4)(5)	4,058,055

		7,381,185

	Vietnam - 0.1%
925,660	Vincom Retail JSC	1,321,946

	Total Common Stocks (cost $894,731,292)	$932,181,714

PREFERRED STOCKS - 0.1%
	Brazil - 0.1%
58,600	Cia Paranaense de Energia	$813,430

	Total Preferred Stocks (cost $543,977)	$813,430

ESCROWS - 0.0%(6)
	United States - 0.0%
75,898	Birst, Inc.*(3)(4)(5)	$3,947
198,151	Lithium Technology Corp.*(3)(4)(5)	1,981

The accompanying notes are an integral part of these financial statements.

41

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
ESCROWS - 0.0%(6) - (continued)
	United States - 0.0% - (continued)
46,766	One Kings Lane, Inc.*(3)(4)(5)	$7,483
28,813	Veracode, Inc.*(3)(4)(5)	15,674

		29,085

	Total Escrows (cost $—)	$29,085

CONVERTIBLE PREFERRED STOCKS - 0.5%
	United States - 0.5%
5,648	Airbnb, Inc. Series E*(3)(4)(5)	$711,027
225,050	Coupang LLC*(3)(4)(5)	1,195,015
243,469	Essence Group Holdings Corp. Series 3*(3)(4)(5)	559,979
13,926	Honest Co., Inc. Series C(3)(4)(5)	451,342
13,190	JAND, Inc. Series D*(3)(4)(5)	203,258
38,688	Lookout, Inc. Series F*(3)(4)(5)	273,524
51,890	MarkLogic Corp. Series F*(3)(4)(5)	504,890
15,711	Rubicon Global Holdings LLC Series C*(3)(4)(5)	369,994
18,160	We Co. Series D1*(3)(4)(5)	264,718
15,935	We Co. Series D2*(3)(4)(5)	232,281

	Total Convertible Preferred Stocks (cost $4,065,612)	$4,766,028

	Total Long-Term Investments (cost $899,340,881)	$937,790,257

SHORT-TERM INVESTMENTS - 3.7%
	Other Investment Pools & Funds - 2.5%
24,059,976	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 1.73%(7)	$24,059,976

	Securities Lending Collateral - 1.2%
589,146	Citibank NA DDCA, 1.80%, 11/1/2019(7)	589,146
8,265,827	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(7)	8,265,827
132,598	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(7)	132,598
1,096,438	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(7)	1,096,438
1,592,989	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(7)	1,592,989
105,928	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(7)	105,928

		11,782,926

	Total Short-Term Investments (cost $35,842,902)	$35,842,902

Total Investments (cost $935,183,783)	100.8%	$973,633,159
Other Assets and Liabilities	(0.8)%	(7,742,358)

Total Net Assets	100.0%	$965,890,801

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $18,925,280 representing 2.0% of net assets.

(2)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(3)	Investment valued using significant unobservable inputs.

(4)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2019, the aggregate fair value of these securities was $11,167,502, which represented 1.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(5)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $11,167,502 or 1.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
06/2015	Airbnb, Inc. Series E Convertible Preferred	5,648	$525,797	$711,027
08/2011	Allstar Co.	727,000	316,259	167,210
03/2015	Birst, Inc.	75,898	—	3,947
11/2014	Coupang LLC Convertible Preferred	225,050	700,608	1,195,015
12/2014	DraftKings, Inc.	202,061	298,156	640,533
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	243,469	384,997	559,979
08/2014	Honest Co., Inc. Series C Convertible Preferred	13,926	376,800	451,342
04/2015	JAND, Inc. Class A	5,907	67,844	90,141
04/2015	JAND, Inc. Series D Convertible Preferred	13,190	151,491	203,258
08/2015	Klarna Holding AB	2,210	242,394	518,185
08/2013	Lithium Technology Corp.	198,151	—	1,981
07/2014	Lookout, Inc. Series F Convertible Preferred	38,688	441,937	273,524
04/2015	MarkLogic Corp. Series F Convertible Preferred	51,890	602,661	504,890
08/2014	One Kings Lane, Inc.	46,766	—	7,483
09/2015	Rubicon Global Holdings LLC Series C Convertible Preferred	15,711	313,599	369,994
11/2013	Tory Burch LLC	16,188	1,268,749	898,265
06/2014	Uber Technologies, Inc.	129,258	2,005,186	4,058,055
04/2017	Veracode, Inc.	28,813	—	15,674
12/2014	We Co. Series D1	18,160	302,385	264,718
12/2014	We Co. Series D2	15,935	265,336	232,281

			$8,264,199	$11,167,502

(6)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(7)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.

42

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2019

Futures Contracts Outstanding at October 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P/TSX 60 Index Future	79	12/19/2019	$11,814,911	$(15,005)
SPI 200 Future	107	12/19/2019	12,242,390	131,953

Total				$116,948

Total futures contracts				$116,948

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Argentina	$2,006,172	$2,006,172	$—	$—
Australia	12,237,955	—	12,237,955	—
Austria	530,296	530,296	—	—
Belgium	10,275,362	834,617	9,440,745	—
Brazil	20,897,603	20,897,603	—	—
Canada	58,385,175	58,385,175	—	—
Chile	2,358,379	—	2,358,379	—
China	54,435,341	12,971,629	41,463,712	—
Denmark	6,180,946	—	6,180,946	—
Finland	1,153,405	—	1,153,405	—
France	89,068,680	435,887	88,632,793	—
Germany	40,202,409	2,333,786	37,868,623	—
Greece	3,155,947	—	3,155,947	—
Hong Kong	31,808,634	689	31,807,945	—
Hungary	2,098,847	—	2,098,847	—
India	16,815,779	7,976,523	8,839,256	—
Indonesia	4,609,145	—	4,609,145	—
Ireland	14,731,572	4,330,148	10,401,424	—
Italy	20,782,494	259,134	20,523,360	—
Japan	159,823,778	—	159,823,778	—
Malaysia	10,833,363	—	10,833,363	—
Netherlands	45,456,794	4,440,907	41,015,887	—
New Zealand	2,908,203	—	2,908,203	—
Norway	1,534,377	—	1,534,377	—
Peru	1,163,736	1,163,736	—	—
Philippines	951,872	—	951,872	—
Portugal	3,776,286	351,118	3,425,168	—
Russia	20,705,911	8,630,930	12,074,981	—
South Africa	8,683,919	1,814,674	6,869,245	—
South Korea	22,590,756	—	22,590,756	—
Spain	22,932,993	—	22,932,993	—
Sweden	10,585,936	3,710,874	6,356,877	518,185
Switzerland	73,151,752	—	73,151,752	—
Taiwan	41,040,000	3,464,425	37,575,575	—
Thailand	7,596,456	6,749,787	846,669	—
Turkey	811,561	—	811,561	—
United Kingdom	97,196,749	3,591,434	93,605,315	—
United States	7,381,185	1,526,981	4,058,055	1,796,149
Vietnam	1,321,946	—	1,321,946	—

The accompanying notes are an integral part of these financial statements.

43

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2019

Description	Total	Level 1	Level 2	Level 3(1)
Preferred Stocks	$813,430	$813,430	$—	$—
Escrows	29,085	—	—	29,085
Convertible Preferred Stocks	4,766,028	—	—	4,766,028
Short-Term Investments	35,842,902	35,842,902	—	—
Futures Contracts(2)	131,953	131,953	—	—

Total	$973,765,112	$183,194,810	$783,460,855	$7,109,447

Liabilities
Futures Contracts(2)	$(15,005)	$(15,005)	$—	$—

Total	$(15,005)	$(15,005)	$—	$—

(1)	For the year ended October 31, 2019, investments valued at $5,616,260 were transferred out of Level 3 due to the expiration of trading restrictions. There were no transfers in to Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

44

The Hartford International Growth Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9%
	Australia - 1.1%
421,172	Qantas Airways Ltd.	$1,862,900
509,257	South32 Ltd.	891,164
67,280	Treasury Wine Estates Ltd.	815,645

		3,569,709

	Brazil - 1.2%
336,570	BR Malls Participacoes S.A.	1,288,206
73,755	Pagseguro Digital Ltd. Class A*	2,734,835

		4,023,041

	Canada - 3.5%
51,418	Canadian National Railway Co.	4,598,771
99,265	Dollarama, Inc.	3,339,482
229,675	Encana Corp.	899,797
16,193	Intact Financial Corp.	1,670,434
23,512	Magna International, Inc.	1,264,232

		11,772,716

	China - 12.6%
61,251	Alibaba Group Holding Ltd. ADR*	10,821,214
1,642,400	China Longyuan Power Group Corp. Ltd. Class H	887,281
13,248,150	China Tower Corp. Ltd. Class H(1)	2,915,820
1,046,000	CSPC Pharmaceutical Group Ltd.	2,678,932
130,930	ENN Energy Holdings Ltd.	1,493,721
220,100	Midea Group Co., Ltd. Class A	1,734,478
10,013	New Oriental Education & Technology Group, Inc. ADR*	1,222,187
336,431	Ping An Insurance Group Co., of China Ltd. Class H	3,883,013
177,000	Shenzhou International Group Holdings Ltd.	2,445,901
68,550	Sunny Optical Technology Group Co., Ltd.	1,101,864
52,415	TAL Education Group ADR*	2,243,886
244,075	Tencent Holdings Ltd.	9,900,393
29,953	Trip.com Group Ltd. ADR	988,150
24,044	WuXi AppTec Co., Ltd. Class H(1)	289,892

		42,606,732

	Denmark - 1.5%
12,133	Carlsberg A/S Class B	1,708,619
33,188	DSV A/S	3,225,512

		4,934,131

	Finland - 0.6%
33,551	Kone Oyj Class B	2,136,387

	France - 11.3%
48,648	Airbus SE	6,978,956
44,652	Alstom S.A.	1,931,788
70,066	AXA S.A.	1,854,732
38,036	Capgemini SE	4,287,803
37,634	Cie de Saint-Gobain	1,532,755
55,808	Edenred	2,941,513
81,782	Engie S.A.	1,369,421
6,879	L’Oreal S.A.	2,009,092
8,377	LVMH Moet Hennessy Louis Vuitton SE	3,577,445
38,474	Safran S.A.	6,093,893
20,444	Schneider Electric SE	1,900,073
21,723	Total S.A.	1,148,456
43,865	Worldline S.A.*(1)	2,669,066

		38,294,993

	Germany - 3.1%
13,623	adidas AG	4,206,383
18,406	Beiersdorf AG	2,179,069
147,547	Infineon Technologies AG	2,857,804
5,938	Volkswagen AG	1,128,845

		10,372,101

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Hong Kong - 3.2%
722,358	AIA Group Ltd.	$7,193,398
1,339,015	China Unicom Hong Kong Ltd.	1,318,259
269,895	Sands China Ltd.	1,329,400
119,965	Techtronic Industries Co., Ltd.	937,527

		10,778,584

	India - 2.4%
156,084	HDFC Bank Ltd.	2,704,355
20,746	HDFC Bank Ltd. ADR	1,267,373
409,891	ICICI Bank Ltd.	2,674,106
100,329	ICICI Bank Ltd. ADR	1,307,287

		7,953,121

	Indonesia - 0.1%
421,100	Bank Mandiri Persero Tbk PT	210,495

	Ireland - 1.3%
66,508	Experian plc	2,096,419
14,712	ICON plc*	2,161,193

		4,257,612

	Italy - 2.4%
136,785	Davide Campari-Milano S.p.A.	1,254,633
124,859	Eni S.p.A.	1,894,234
15,648	Ferrari N.V.(2)	2,505,859
27,768	Moncler S.p.A.	1,071,532
113,759	UniCredit S.p.A.	1,443,264

		8,169,522

	Japan - 9.8%
39,900	Bandai Namco Holdings, Inc.	2,453,417
15,000	GMO Payment Gateway, Inc.	1,105,487
43,400	Hoya Corp.	3,835,571
6,160	Keyence Corp.	3,894,946
51,080	Mitsui Fudosan Co., Ltd. REIT	1,306,771
241,370	Nexon Co., Ltd.*	2,797,054
7,375	Nidec Corp.	1,085,790
2,424	Nintendo Co., Ltd.	889,093
35,500	Recruit Holdings Co., Ltd.	1,179,808
35,765	Seven & i Holdings Co., Ltd.	1,351,212
10,515	Shin-Etsu Chemical Co., Ltd.	1,172,435
63,800	SoftBank Group Corp.	2,454,157
17,410	Sony Corp.	1,059,732
65,255	Sumitomo Mitsui Financial Group, Inc.	2,316,759
73,805	Tokio Marine Holdings, Inc.	3,990,311
11,200	Tokyo Electron Ltd.	2,269,104

		33,161,647

	Netherlands - 6.4%
1,659	Adyen N.V.*(1)	1,167,961
25,494	AerCap Holdings N.V.*	1,475,593
19,490	ASML Holding N.V.	5,108,608
38,893	Heineken N.V.	3,971,732
106,904	ING Groep N.V.	1,210,526
18,971	InterXion Holding N.V.*	1,673,621
113,247	Koninklijke Philips N.V.	4,968,607
27,300	Wolters Kluwer N.V.	2,010,727

		21,587,375

	New Zealand - 0.3%
123,930	a2 Milk Co., Ltd.*(2)	1,023,745

	Portugal - 0.4%
80,252	Galp Energia SGPS S.A.	1,283,612

	Russia - 0.3%
4,000	HeadHunter Group plc ADR	69,840
32,160	Yandex N.V. Class A*	1,073,822

		1,143,662

The accompanying notes are an integral part of these financial statements.

45

The Hartford International Growth Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Singapore - 0.6%
106,010	DBS Group Holdings Ltd.	$2,020,643

	South Korea - 2.0%
91,436	Samsung Electronics Co., Ltd.	3,951,850
41,073	SK Hynix, Inc.	2,888,087

		6,839,937

	Spain - 2.5%
187,517	Cellnex Telecom S.A.(1)	7,788,169
25,690	Industria de Diseno Textil S.A.	800,521

		8,588,690

	Sweden - 2.2%
45,946	Alfa Laval AB	1,063,432
62,953	Assa Abloy AB Class B	1,495,031
32,928	Atlas Copco AB Class A	1,162,243
17,786	Spotify Technology S.A.*	2,566,520
64,483	Trelleborg AB Class B	1,042,732

		7,329,958

	Switzerland - 10.2%
38,920	Alcon, Inc.*	2,301,656
11,991	Cie Financiere Richemont S.A.	942,267
25,727	Julius Baer Group Ltd.*	1,139,284
39,500	Logitech International S.A.	1,621,360
105,507	Nestle S.A.	11,287,277
106,817	Novartis AG	9,333,156
4,682	Partners Group Holding AG	3,658,801
21,336	Temenos AG*	3,052,561
79,192	UBS Group AG*	937,250

		34,273,612

	Taiwan - 4.0%
394,885	MediaTek, Inc.	5,273,630
857,949	Taiwan Semiconductor Manufacturing Co., Ltd.	8,407,727

		13,681,357

	United Kingdom - 13.2%
74,046	Anglo American plc	1,905,729
14,187	Aon plc	2,740,361
93,960	AstraZeneca plc	9,162,718
51,116	BHP Group plc	1,084,198
89,321	Compass Group plc	2,378,090
123,747	Diageo plc	5,065,086
41,707	Fevertree Drinks plc	1,004,975
464,559	Grainger plc	1,545,337
45,357	IHS Markit Ltd.*	3,175,897
20,160	Intertek Group plc	1,397,810
25,618	London Stock Exchange Group plc	2,308,664
48,441	Prudential plc	846,111
144,215	Smith & Nephew plc	3,095,778
151,213	Standard Chartered plc	1,372,096
126,933	Unilever N.V.(2)	7,502,587

		44,585,437

	United States - 1.7%
15,560	Accenture plc Class A	2,885,135
25,065	Medtronic plc	2,729,579

		5,614,714

	Total Common Stocks (cost $285,313,821)	$330,213,533

Shares or Principal Amount		Market Value†
EXCHANGE-TRADED FUNDS - 0.5%
	Other Investment Pools & Funds - 0.5%
39,769	iShares MSCI ACWI ex U.S. ETF(2)	$1,887,834

	Total Exchange-Traded Funds (cost $1,857,804)	$1,887,834

	Total Long-Term Investments (cost $287,171,625)	$332,101,367

SHORT-TERM INVESTMENTS - 4.7%
	Other Investment Pools & Funds - 1.8%
5,919,017	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(3)	$5,919,017

	Securities Lending Collateral - 2.9%
485,189	Citibank NA DDCA, 1.80%, 11/1/2019(3)	485,189
6,807,284	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(3)	6,807,284
109,200	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(3)	109,200
902,967	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(3)	902,967
1,311,899	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(3)	1,311,899
87,237	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(3)	87,237

		9,703,776

	Total Short-Term Investments (cost $15,622,793)	$15,622,793

Total Investments (cost $302,794,418)	103.1%	$347,724,160
Other Assets and Liabilities	(3.1)%	(10,297,580)

Total Net Assets	100.0%	$337,426,580

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $14,830,908, representing 4.4% of net assets.

(2)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(3)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

46

The Hartford International Growth Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$3,569,709	$—	$3,569,709	$—
Brazil	4,023,041	4,023,041	—	—
Canada	11,772,716	11,772,716	—	—
China	42,606,732	15,275,437	27,331,295	—
Denmark	4,934,131	—	4,934,131	—
Finland	2,136,387	—	2,136,387	—
France	38,294,993	—	38,294,993	—
Germany	10,372,101	6,385,452	3,986,649	—
Hong Kong	10,778,584	—	10,778,584	—
India	7,953,121	2,574,660	5,378,461	—
Indonesia	210,495	—	210,495	—
Ireland	4,257,612	2,161,193	2,096,419	—
Italy	8,169,522	1,200,740	6,968,782	—
Japan	33,161,647	—	33,161,647	—
Netherlands	21,587,375	3,149,214	18,438,161	—
New Zealand	1,023,745	—	1,023,745	—
Portugal	1,283,612	—	1,283,612	—
Russia	1,143,662	1,143,662	—	—
Singapore	2,020,643	—	2,020,643	—
South Korea	6,839,937	—	6,839,937	—
Spain	8,588,690	—	8,588,690	—
Sweden	7,329,958	2,566,520	4,763,438	—
Switzerland	34,273,612	—	34,273,612	—
Taiwan	13,681,357	—	13,681,357	—
United Kingdom	44,585,437	7,461,595	37,123,842	—
United States	5,614,714	5,614,714	—	—
Exchange-Traded Funds	1,887,834	1,887,834	—	—
Short-Term Investments	15,622,793	15,622,793	—	—

Total	$347,724,160	$80,839,571	$266,884,589	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

47

The Hartford International Opportunities Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9%
	Brazil - 2.4%
1,861,865	B3 S.A. - Brasil Bolsa Balcao	$22,460,298
944,160	Banco do Brasil S.A.	11,335,570
1,881,400	BR Malls Participacoes S.A.	7,200,970
1,250,595	Localiza Rent a Car S.A.	13,464,828
553,100	Lojas Renner S.A.	6,999,083
510,200	Magazine Luiza S.A.	5,678,925
2,543,700	Petrobras Distribuidora S.A.	17,936,875

		85,076,549

	Canada - 4.9%
862,603	Canadian National Railway Co.	77,150,280
1,097,739	Dollarama, Inc.	36,930,237
7,022,780	Encana Corp.	27,513,131
132,346	Intact Financial Corp.	13,655,623
434,084	TC Energy Corp.	21,880,523

		177,129,794

	China - 13.9%
416,738	58.com, Inc. ADR*	22,007,934
501,771	Alibaba Group Holding Ltd. ADR*	88,647,882
2,141,865	China National Accord Medicines Corp. Ltd. Class A	14,170,018
273,558,964	China Tower Corp. Ltd. Class H(1)	60,208,317
4,138,484	ENN Energy Holdings Ltd.	47,214,086
4,793,765	Great Wall Motor Co., Ltd. Class H(2)	3,884,154
3,311,325	Guangzhou Automobile Group Co., Ltd. Class H	3,307,138
1,325,491	Hangzhou Tigermed Consulting Co., Ltd. Class A	12,859,939
9,106,642	Kingdee International Software Group Co., Ltd.	9,978,595
356,211	New Oriental Education & Technology Group, Inc. ADR*	43,479,115
4,831,309	Ping An Insurance Group Co., of China Ltd. Class H	55,761,907
415,100	TAL Education Group ADR*	17,770,431
2,387,474	Tencent Holdings Ltd.	96,842,901
332,118	Trip.com Group Ltd. ADR	10,956,573
898,670	WuXi AppTec Co., Ltd. Class H(1)	10,835,011

		497,924,001

	Denmark - 1.5%
183,435	Carlsberg A/S Class B	25,832,077
269,292	DSV A/S	26,172,249

		52,004,326

	France - 15.0%
494,273	Airbus SE	70,907,534
2,579,868	AXA S.A.	68,292,238
429,611	Capgemini SE	48,430,102
3,812,963	Engie S.A.	63,847,198
46,816	Kering S.A.	26,638,131
33,630	LVMH Moet Hennessy Louis Vuitton SE	14,361,880
346,549	Safran S.A.	54,889,856
1,853,177	Total S.A.	97,974,119
338,355	Valeo S.A.	12,600,572
591,542	Vinci S.A.	66,368,783
208,718	Worldline S.A.*(1)	12,699,922

		537,010,335

	Germany - 4.7%
33,116	adidas AG	10,225,251
231,055	Allianz SE	56,428,839
3,091,010	Infineon Technologies AG	59,869,060
520,706	Vonovia SE	27,730,118
293,333	Zalando SE*(1)	12,718,037

		166,971,305

	Hong Kong - 1.4%
5,103,534	AIA Group Ltd.	50,822,103

	India - 2.4%
3,437,490	HDFC Bank Ltd.	59,558,915
2,451,465	ICICI Bank Ltd.	15,993,218

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	India - 2.4% - (continued)
4,156,852	Power Grid Corp. of India Ltd.	$11,624,505

		87,176,638

	Italy - 2.6%
275,690	Ferrari N.V.	44,153,663
4,944,780	Pirelli & C. S.p.A.(1)	28,585,215
1,513,536	UniCredit S.p.A.	19,202,279

		91,941,157

	Japan - 13.9%
284,280	CyberAgent, Inc.	9,239,544
303,620	Daikin Industries Ltd.	42,494,533
330,820	FANUC Corp.	65,254,001
31,300	Fast Retailing Co., Ltd.	19,302,451
93,760	Keyence Corp.	59,284,112
2,019,282	Mitsui Fudosan Co., Ltd. REIT	51,658,950
1,277,235	Nexon Co., Ltd.*	14,800,911
1,269,470	Recruit Holdings Co., Ltd.	42,189,617
593,986	Shiseido Co., Ltd.	48,972,889
1,416,820	Sony Financial Holdings, Inc.	30,480,656
1,035,155	Sumitomo Mitsui Financial Group, Inc.	36,751,282
286,325	Sysmex Corp.	18,682,146
491,640	Terumo Corp.	16,045,520
770,244	Tokio Marine Holdings, Inc.	41,643,693

		496,800,305

	Netherlands - 2.4%
505,456	AerCap Holdings N.V.*	29,255,793
1,042,746	ING Groep N.V.	11,807,520
1,026,246	Koninklijke Philips N.V.	45,025,589

		86,088,902

	Philippines - 0.3%
12,217,220	Ayala Land, Inc.	11,675,117

	Russia - 0.6%
600,131	Yandex N.V. Class A*	20,038,374

	South Korea - 2.5%
17,191	LG Household & Health Care Ltd.	18,602,333
1,668,012	Samsung Electronics Co., Ltd.	72,091,223

		90,693,556

	Spain - 5.3%
18,810,311	Banco Santander S.A.	75,528,994
14,241,283	CaixaBank S.A.	40,838,263
1,377,624	Cellnex Telecom S.A.(1)	54,643,819
1,956,228	Iberdrola S.A.	20,108,054

		191,119,130

	Sweden - 2.1%
2,406,604	Sandvik AB	42,518,248
220,976	Spotify Technology S.A.*	31,886,837

		74,405,085

	Switzerland - 7.3%
714,688	Alcon, Inc.*	42,265,306
52,104	Lonza Group AG*	18,779,971
975,423	Nestle S.A.	104,352,032
777,331	Novartis AG	67,919,449
204,963	PSP Swiss Property AG	27,129,921

		260,446,679

	Taiwan - 1.9%
1,830,057	MediaTek, Inc.	24,440,139
4,497,528	Taiwan Semiconductor Manufacturing Co., Ltd.	44,074,866

		68,515,005

	United Kingdom - 13.6%
1,680,808	Anglo American plc	43,259,110

The accompanying notes are an integral part of these financial statements.

48

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	United Kingdom - 13.6% - (continued)
683,497	AstraZeneca plc	$66,652,725
212,983	Berkeley Group Holdings plc	12,139,906
1,462,555	Compass Group plc	38,939,197
747,246	Derwent London plc REIT	34,362,057
863,573	Diageo plc	35,346,885
577,342	Intertek Group plc	40,030,475
288,281	London Stock Exchange Group plc	25,979,546
3,589,085	National Grid plc	41,964,593
763,467	Rio Tinto plc	39,747,471
732,979	Smith & Nephew plc	15,734,428
3,448,653	Standard Chartered plc	31,292,834
1,055,057	Unilever N.V.(2)	62,360,909

		487,810,136

	United States - 0.2%
337,072	Bausch Health Cos., Inc.*	8,372,868

	Total Common Stocks (cost $3,237,038,896)	$3,542,021,365

SHORT-TERM INVESTMENTS - 2.9%
	Other Investment Pools & Funds - 1.1%
41,258,391	Fidelity Institutional Government Fund, Institutional Class, 1.70%(3)	$41,258,391

	Securities Lending Collateral - 1.8%
3,250,858	Citibank NA DDCA, 1.80%, 11/1/2019(3)	3,250,858
45,610,108	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(3)	45,610,108
731,662	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(3)	731,662
6,050,050	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(3)	6,050,050
8,789,972	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(3)	8,789,972
584,504	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(3)	584,504

		65,017,154

	Total Short-Term Investments (cost $106,275,544)	$106,275,545

Total Investments (cost $3,343,314,440)	101.8%	$3,648,296,910
Other Assets and Liabilities	(1.8)%	(65,809,640)

Total Net Assets	100.0%	$3,582,487,270

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.
*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $179,690,321, representing 5.0% of net assets.

(2)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(3)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

49

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Brazil	$85,076,549	$85,076,549	$—	$—
Canada	177,129,794	177,129,794	—	—
China	497,924,001	182,861,935	315,062,066	—
Denmark	52,004,326	—	52,004,326	—
France	537,010,335	—	537,010,335	—
Germany	166,971,305	10,225,251	156,746,054	—
Hong Kong	50,822,103	—	50,822,103	—
India	87,176,638	11,624,505	75,552,133	—
Italy	91,941,157	—	91,941,157	—
Japan	496,800,305	—	496,800,305	—
Netherlands	86,088,902	29,255,793	56,833,109	—
Philippines	11,675,117	—	11,675,117	—
Russia	20,038,374	20,038,374	—	—
South Korea	90,693,556	—	90,693,556	—
Spain	191,119,130	—	191,119,130	—
Sweden	74,405,085	31,886,837	42,518,248	—
Switzerland	260,446,679	—	260,446,679	—
Taiwan	68,515,005	—	68,515,005	—
United Kingdom	487,810,136	34,362,057	453,448,079	—
United States	8,372,868	8,372,868	—	—
Short-Term Investments	106,275,545	106,275,545	—	—

Total	$3,648,296,910	$697,109,508	$2,951,187,402	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

50

The Hartford International Small Company Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 43.6%
	Australia - 1.9%
121,120	SEEK Ltd.	$1,895,531

	Brazil - 2.8%
24,498	Pagseguro Digital Ltd. Class A*	908,386
49,585	StoneCo Ltd. Class A*	1,824,232

		2,732,618

	China - 1.5%
3,392,000	Huaneng Renewables Corp. Ltd. Class H	1,294,982
168,091	Shandong Weigao Group Medical Polymer Co., Ltd. Class H	192,975

		1,487,957

	France - 5.2%
28,577	Nexity S.A.	1,479,095
19,601	Suez	305,727
80,903	Veolia Environnement S.A.	2,129,671
4,768	Virbac S.A.*	1,161,928

		5,076,421

	Germany - 3.2%
16,550	LEG Immobilien AG	1,900,996
15,716	STRATEC Biomedical SE	1,186,649

		3,087,645

	Japan - 2.7%
9,100	Bank of Kyoto Ltd.	360,183
7,800	Daikyonishikawa Corp.	59,924
6,900	EPS Holdings, Inc.	84,137
9,300	Jamco Corp.	126,423
16,800	JGC Holdings Corp.	242,986
37,400	Katitas Co., Ltd.	1,613,805
8,100	Warabeya Nichiyo Holdings Co., Ltd.	142,598

		2,630,056

	Luxembourg - 2.0%
42,173	Millicom International Cellular S.A.	1,922,588

	Netherlands - 1.6%
24,246	Basic-Fit N.V.*(1)	741,563
26,643	Signify N.V.(1)	780,642

		1,522,205

	South Korea - 0.7%
80,254	Nexen Tire Corp.	644,960

	Spain - 0.9%
8,385	Acciona S.A.	873,535

	Switzerland - 1.5%
15,353	Landis+Gyr Group AG*	1,425,575

	Taiwan - 0.1%
26,000	Chroma ATE, Inc.	129,275

	United Kingdom - 4.4%
20,473	Genus plc	769,196
43,467	Hikma Pharmaceuticals plc	1,132,002
279,994	Sophos Group plc(1)	2,059,528
127,615	Tyman plc	351,276

		4,312,002

	United States - 15.1%
12,872	Advanced Drainage Systems, Inc.	476,521
9,122	Agilent Technologies, Inc.	690,991
15,817	Avangrid, Inc.	791,641
9,241	Blackbaud, Inc.	775,782
7,440	Boston Properties, Inc. REIT	1,020,768
42,240	Covanta Holding Corp.	609,946
5,062	Danaher Corp.	697,645
12,288	First Solar, Inc.*	636,396
14,287	Instructure, Inc.*	667,632

Shares or Principal Amount		Market Value†
COMMON STOCKS - 43.6% - (continued)
	United States - 15.1% - (continued)
15,135	Invitae Corp.*	$243,825
10,953	Itron, Inc.*	835,276
16,621	Johnson Controls International plc	720,188
53,642	Laureate Education, Inc. Class A*	829,037
54,462	Nuance Communications, Inc.*	888,820
24,338	Pattern Energy Group, Inc. Class A	682,194
7,470	Rapid7, Inc.*	374,172
6,310	Square, Inc. Class A*	387,623
3,623	Sun Communities, Inc. REIT	589,281
3,885	Ubiquiti, Inc.	491,802
17,293	Upwork, Inc.*	260,087
3,914	Watts Water Technologies, Inc. Class A	364,980
11,898	Xylem, Inc.	912,458
5,319	Zoetis, Inc.	680,406

		14,627,471

	Total Common Stocks (cost $41,619,565)	$42,367,839

RIGHTS - 0.0%
	Australia - 0.0%
50,008	Costa Group Holdings Ltd.*	$23,097

	Total Rights (cost $—)	$23,097

	Total Long-Term Investments (cost $41,619,565)	$42,390,936

Total Investments (cost $41,619,565)	43.6%	$42,390,936
Other Assets and Liabilities	56.4%	54,738,830

Total Net Assets	100.0%	$97,129,766

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $3,581,733, representing 3.7% of net assets.

The accompanying notes are an integral part of these financial statements.

51

The Hartford International Small Company Fund

Schedule of Investments – (continued)

October 31, 2019

Futures Contracts Outstanding at October 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI EAFE Index Future	485	12/20/2019	$47,462,100	$20,959

Total futures contracts				$20,959

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$1,895,531	$—	$1,895,531	$—
Brazil	2,732,618	2,732,618	—	—
China	1,487,957	—	1,487,957	—
France	5,076,421	1,161,928	3,914,493	—
Germany	3,087,645	1,186,649	1,900,996	—
Japan	2,630,056	—	2,630,056	—
Luxembourg	1,922,588	—	1,922,588	—
Netherlands	1,522,205	—	1,522,205	—
South Korea	644,960	—	644,960	—
Spain	873,535	—	873,535	—
Switzerland	1,425,575	—	1,425,575	—
Taiwan	129,275	—	129,275	—
United Kingdom	4,312,002	351,276	3,960,726	—
United States	14,627,471	14,627,471	—	—
Rights	23,097	23,097	—	—
Futures Contracts(2)	20,959	20,959	—	—

Total	$42,411,895	$20,103,998	$22,307,897	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

52

The Hartford International Value Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8%
	Argentina - 0.2%
555,297	YPF S.A. ADR	$5,197,580

	Australia - 0.6%
4,780,585	Resolute Mining Ltd.*	4,004,723
4,058,675	Western Areas Ltd.	8,945,874

		12,950,597

	Austria - 0.2%
665,506	Zumtobel Group AG*	5,284,739

	Belgium - 1.9%
326,543	Ageas	18,831,955
1,825,170	AGFA-Gevaert N.V.*	8,328,397
753,515	bpost S.A.	8,611,362
373,605	Orange Belgium S.A.	8,216,960

		43,988,674

	Canada - 3.6%
2,967,931	Advantage Oil & Gas Ltd.*(1)	4,281,428
812,108	ARC Resources Ltd.(1)	3,440,561
1,023,956	Barrick Gold Corp.	17,787,650
606,221	Cameco Corp.	5,412,770
1,138,383	Centerra Gold, Inc.*	9,706,204
757,579	Eldorado Gold Corp.*	6,378,815
2,063,333	Encana Corp.	8,083,515
813,062	IAMGOLD Corp.*	3,040,852
1,956,507	Kinross Gold Corp.*	9,489,059
587,756	Northern Dynasty Minerals Ltd.*(1)	343,612
2,028,670	Painted Pony Energy Ltd.*(1)	939,556
1,526,483	SEMAFO, Inc.*	4,925,634
473,793	Tourmaline Oil Corp.	4,064,886
2,728,270	Trican Well Service Ltd.*(1)	1,781,423
1,218,745	Uranium Participation Corp.*	3,553,246

		83,229,211

	China - 2.0%
19,872,049	361 Degrees International Ltd.	4,074,425
7,610,954	AMVIG Holdings Ltd.	1,961,999
23,718,701	China BlueChemical Ltd. Class H	5,772,102
12,962,958	China Machinery Engineering Corp. Class H	5,107,114
27,003,864	China Telecom Corp. Ltd. Class H	11,487,674
26,268,578	Daphne International Holdings Ltd.*	521,098
16,690,174	Dongfeng Motor Group Co., Ltd. Class H	16,742,121

		45,666,533

	Denmark - 1.2%
14,658	AP Moller - Maersk A/S Class B	18,697,771
545,569	D/S Norden A/S	7,980,418
29,836	Drilling Co.*	1,684,194

		28,362,383

	Finland - 0.5%
3,166,700	Nokia Oyj	11,624,984

	France - 9.5%
537,657	BNP Paribas S.A.	28,097,708
717,109	Cie de Saint-Gobain	29,206,370
266,079	Criteo S.A. ADR*	4,443,519
1,063,413	Engie S.A.	17,806,609
180,692	Imerys S.A.	6,979,891
510,162	Metropole Television S.A.	8,974,996
394,001	Quadient	8,438,028
280,890	Renault S.A.	14,341,942
1,374,845	Rexel S.A.	17,044,646
704,387	Societe Generale S.A.	20,031,994
19,006	Sopra Steria Group	2,608,975
1,153,271	Television Francaise 1 S.A.	9,677,990
881,193	Total S.A.	46,587,082

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	France - 9.5% - (continued)
163,998	Vicat S.A.	$6,954,251

		221,194,001

	Germany - 3.2%
1,355,484	CECONOMY AG*	6,821,081
397,313	Daimler AG	23,224,080
571,859	Deutsche Lufthansa AG	9,906,420
850,161	E.ON SE	8,573,420
226,687	Hamburger Hafen und Logistik AG	5,872,773
292,560	Metro AG	4,777,327
247,715	RWE AG	7,548,982
494,009	Salzgitter AG	8,957,887

		75,681,970

	Greece - 0.5%
770,925	Hellenic Telecommunications Organization S.A.	11,692,150

	Hong Kong - 2.1%
1,815,415	China Mobile Ltd.	14,753,324
19,177,625	China Unicom Hong Kong Ltd.	18,880,348
35,872,000	CST Group Ltd.*	114,447
1,397,002	Dah Sing Financial Holdings Ltd.	5,198,344
210,071,428	G-Resources Group Ltd.*	1,311,641
40,813,248	Pacific Basin Shipping Ltd.	9,449,785

		49,707,889

	Hungary - 0.3%
4,839,231	Magyar Telekom Telecommunications plc	7,214,114

	India - 0.7%
2,961,049	Allahabad Bank*	1,122,059
2,320,111	Canara Bank*	6,645,594
1,912,859	Corp. Bank*	439,591
873,289	NTPC Ltd.	1,507,013
1,804,434	Zee Entertainment Enterprises Ltd.	6,629,688

		16,343,945

	Indonesia - 0.1%
30,739,900	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	2,959,040

	Ireland - 0.6%
2,885,072	Bank of Ireland Group plc	13,906,149

	Italy - 4.2%
741,770	Assicurazioni Generali S.p.A.	15,041,229
2,867,801	BPER Banca	12,829,931
2,198,440	Eni S.p.A.	33,352,499
1,568,219	Geox S.p.A.	2,186,293
2,254,559	Saipem S.p.A.*	10,233,528
2,015,714	UniCredit S.p.A.	25,573,426

		99,216,906

	Japan - 33.5%
300,374	Aisan Industry Co., Ltd.	2,483,427
554,051	Avex, Inc.	6,740,510
196,082	Benesse Holdings, Inc.	5,249,068
343,651	Canon, Inc.	9,429,684
232,168	Cawachi Ltd.	4,736,211
867,666	Chiyoda Corp.*	2,243,517
187,547	Chubu Steel Plate Co., Ltd.	1,126,007
2,311,465	Citizen Watch Co., Ltd.	12,289,028
49,456	CMIC Holdings Co., Ltd.	828,528
438,800	Cosel Co., Ltd.	4,815,422
970,844	Dai-ichi Life Holdings, Inc.	15,824,179
489,280	DeNA Co., Ltd.	8,340,167
107,427	Eisai Co., Ltd.	7,776,532
174,236	Enplas Corp.	5,590,548
446,699	Exedy Corp.	10,521,840
421,046	Fuji Media Holdings, Inc.	5,689,423

The accompanying notes are an integral part of these financial statements.

53

The Hartford International Value Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	Japan - 33.5% - (continued)
138,434	Fujitsu Ltd.	$12,269,270
909,991	Funai Electric Co., Ltd.*	5,016,214
155,429	Gendai Agency, Inc.	602,709
2,385,849	Gree, Inc.	11,328,035
398,027	Hisaka Works Ltd.	3,435,600
1,291,121	Hitachi Metals Ltd.	16,203,965
1,215,661	Honda Motor Co., Ltd.	32,888,465
579,457	Ichiyoshi Securities Co., Ltd.	3,740,472
1,782,060	Inpex Corp.	16,474,214
360,107	Japan Petroleum Exploration Co., Ltd.	9,207,079
498,990	Japan Steel Works Ltd.	10,514,936
981,905	JGC Holdings Corp.	14,201,721
958,304	JSR Corp.	17,990,938
657,378	Keihin Corp.	15,627,605
581,992	Kyoei Steel Ltd.	10,598,442
451,546	Maxell Holdings Ltd.	6,232,144
61,850	Melco Holdings, Inc.	1,663,115
199,084	Miraial Co., Ltd.	2,709,855
719,300	Mitsubishi Estate Co., Ltd.	13,965,473
353,248	Mitsubishi Heavy Industries Ltd.	14,295,712
1,042,000	Mitsubishi Motors Corp.	4,757,564
5,832,044	Mitsubishi UFJ Financial Group, Inc.	30,234,997
10,058,087	Mizuho Financial Group, Inc.	15,614,933
871,866	Nakayama Steel Works Ltd.	3,728,661
325,961	Neturen Co., Ltd.	2,870,191
1,083,038	Nichicon Corp.	10,657,725
874,720	Nikon Corp.	11,152,942
487,060	Nippon Chemi-Con Corp.	8,050,766
799,093	Nippon Television Holdings, Inc.	10,451,129
769,402	Nishimatsuya Chain Co., Ltd.	6,846,949
1,764,000	Nissan Motor Co., Ltd.	11,131,862
582,133	Nissin Kogyo Co., Ltd.	11,921,483
205,100	Nitto Denko Corp.	11,347,302
847,302	NOK Corp.	13,271,332
3,889,300	Nomura Holdings, Inc.	17,676,798
220,601	Pacific Metals Co., Ltd.	5,274,665
407,300	Relia, Inc.	5,317,815
3,749,200	Resona Holdings, Inc.	16,303,628
366,177	Sanyo Shokai Ltd.	4,867,286
160,827	Shimamura Co., Ltd.	13,622,544
746,471	Sumitomo Mitsui Financial Group, Inc.	26,502,085
417,590	Sumitomo Mitsui Trust Holdings, Inc.	15,219,236
504,546	Sumitomo Riko Co., Ltd.	4,390,181
2,067,641	T&D Holdings, Inc.	23,028,834
433,300	Tachi-S Co., Ltd.	5,754,887
693,199	Takeda Pharmaceutical Co., Ltd.	25,047,396
329,220	THK Co., Ltd.	9,466,816
1,440,946	Tochigi Bank Ltd.	3,025,656
578,821	Tokai Rika Co., Ltd.	11,171,406
280,663	Tokyo Seimitsu Co., Ltd.	9,014,638
1,301,126	Tokyo Steel Manufacturing Co., Ltd.	10,474,992
802,558	Toppan Forms Co., Ltd.	8,022,239
256,869	Toshiba Machine Co., Ltd.	5,748,039
662,583	Toyo Engineering Corp.*(1)	4,220,360
589,330	Toyoda Gosei Co., Ltd.	13,787,200
42,000	Toyota Boshoku Corp.	617,098
520,962	TV Asahi Holdings Corp.	8,136,870
583,632	Unipres Corp.	9,545,701
654,814	Ushio, Inc.	9,786,088
680,059	Xebio Holdings Co., Ltd.	7,621,034
425,037	Yamato Kogyo Co., Ltd.	11,026,170
6,938,709	Z Holdings Corp	21,362,319

		780,719,872

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	Malaysia - 0.3%
5,297,000	CIMB Group Holdings Bhd	$6,647,845

	Netherlands - 3.9%
500,903	ABN Amro Bank N.V.(2)	9,336,861
566,250	Fugro N.V.*(1)	5,132,898
2,041,167	ING Groep N.V.	23,113,126
3,957,984	PostNL N.V.	9,093,956
1,579,670	Royal Dutch Shell plc Class B	45,494,122

		92,170,963

	Norway - 0.7%
4,345,173	Norsk Hydro ASA	15,353,925

	Portugal - 0.1%
1,103,801	CTT-Correios de Portugal S.A.	3,525,781

	Russia - 2.3%
1,809,831	Gazprom PJSC ADR	14,509,136
114,029	LUKOIL PJSC ADR	10,508,117
525,581	Sberbank of Russia PJSC ADR	7,739,863
2,093,843	Surgutneftegas PJSC ADR	13,841,211
2,942,446	VEON Ltd.	7,061,870

		53,660,197

	South Africa - 2.0%
77,152	Anglo American Platinum Ltd.	5,757,769
1,932,842	Gold Fields Ltd.	12,003,688
2,184,980	Harmony Gold Mining Co., Ltd. ADR*	7,603,730
642,983	Impala Platinum Holdings Ltd.*	4,426,916
1,069,257	MTN Group Ltd.	6,618,253
9,292,380	Nampak Ltd.*	4,944,523
8,643,516	Petra Diamonds Ltd.*	951,692
2,939,338	Raubex Group Ltd.	3,799,032

		46,105,603

	South Korea - 2.3%
1,166,971	DGB Financial Group, Inc.	7,045,091
386,415	KB Financial Group, Inc.	13,910,711
649,401	KT Corp. ADR	14,792,364
38,894	NHN Corp.*	1,927,084
368,902	Shinhan Financial Group Co., Ltd.	13,440,974
1,091,303	Tongyang Life Insurance Co., Ltd.	3,436,697

		54,552,921

	Spain - 1.2%
6,655,680	CaixaBank S.A.	19,085,809
8,626,956	Unicaja Banco S.A.(2)	7,812,446

		26,898,255

	Sweden - 0.5%
2,220,537	Qliro Group AB*	1,977,756
6,308,240	SAS AB*	9,863,331

		11,841,087

	Switzerland - 4.3%
385,708	Adecco Group AG	22,928,856
1,070,981	GAM Holding AG*	3,575,154
203,763	Implenia AG	7,765,434
374,304	Julius Baer Group Ltd.*	16,575,527
412,883	LafargeHolcim Ltd.*	21,312,388
2,437,969	UBS Group AG*	28,853,752

		101,011,111

	Taiwan - 2.0%
15,210,243	Acer, Inc.	8,875,071
22,792,676	Compal Electronics, Inc.	13,606,487
4,437,240	Foxconn Technology Co., Ltd.	9,488,977
34,264,400	Innolux Corp.	7,595,268
21,988,746	Shin Kong Financial Holding Co., Ltd.*	6,946,410

		46,512,213

The accompanying notes are an integral part of these financial statements.

54

The Hartford International Value Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	Thailand - 0.4%
1,851,600	Kasikornbank PCL NVDR	$8,520,062

	Turkey - 0.4%
1,578,770	Anadolu Efes Biracilik Ve Malt Sanayii AS	5,311,507
574,870	Coca-Cola Icecek AS	3,140,723

		8,452,230

	United Kingdom - 10.5%
817,228	Anglo American plc	21,033,072
1,908,194	Babcock International Group plc	13,705,024
5,015,395	BP plc	31,804,431
1,097,849	British Land Co. plc REIT	8,826,852
6,595,807	BT Group plc	17,504,325
8,847,258	Centrica plc	8,325,860
3,223,401	Firstgroup plc*	5,390,484
212,887	Go-Ahead Group plc	5,634,729
2,280,997	Halfords Group plc	4,680,229
3,500,811	Hays plc	7,124,387
4,516,847	HSBC Holdings plc	34,125,267
5,016,654	J Sainsbury plc	13,220,261
4,886,753	Kingfisher plc	13,109,237
742,045	Land Securities Group plc REIT	9,038,491
3,315,554	Marks & Spencer Group plc	7,810,749
719,560	Pagegroup plc	4,145,919
817,822	Provident Financial plc	4,669,771
3,016,539	Serco Group plc*	6,095,660
2,471,277	SIG plc	3,604,517
2,401,922	Standard Chartered plc	21,794,871
1,031,880	SThree plc	3,816,124

		245,460,260

	Total Common Stocks (cost $2,324,390,648)	$2,235,653,190

PREFERRED STOCKS - 0.3%
	Brazil - 0.3%
592,700	Cia Paranaense de Energia	$8,227,305

	Total Preferred Stocks (cost $4,814,014)	$8,227,305

	Total Long-Term Investments (cost $2,329,204,662)	$2,243,880,495

SHORT-TERM INVESTMENTS - 3.5%
	Other Investment Pools & Funds - 3.1%
71,318,227	Fidelity Institutional Government Fund, Institutional Class, 1.70%(3)	$71,318,227

	Securities Lending Collateral - 0.4%
453,724	Citibank NA DDCA, 1.80%, 11/1/2019(3)	453,724

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 3.5% - (continued)
	Securities Lending Collateral - 0.4% - (continued)
6,365,834	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(3)	$6,365,834
102,119	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(3)	102,119
844,410	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(3)	844,410
1,226,822	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(3)	1,226,822
81,580	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(3)	81,580

		9,074,489

	Total Short-Term Investments (cost $80,392,716)	$80,392,716

Total Investments (cost $2,409,597,378)	99.6%	$2,324,273,211
Other Assets and Liabilities	0.4%	9,622,499

Total Net Assets	100.0%	$2,333,895,710

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $17,149,307, representing 0.7% of net assets.

(3)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI EAFE Index Future	192	12/20/2019	$18,789,120	$337,626

Total futures contracts				$337,626

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

55

The Hartford International Value Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Argentina	$5,197,580	$5,197,580	$—	$—
Australia	12,950,597	—	12,950,597	—
Austria	5,284,739	5,284,739	—	—
Belgium	43,988,674	8,216,960	35,771,714	—
Canada	83,229,211	83,229,211	—	—
China	45,666,533	1,961,999	43,704,534	—
Denmark	28,362,383	—	28,362,383	—
Finland	11,624,984	—	11,624,984	—
France	221,194,001	4,443,519	216,750,482	—
Germany	75,681,970	23,224,080	52,457,890	—
Greece	11,692,150	—	11,692,150	—
Hong Kong	49,707,889	114,447	49,593,442	—
Hungary	7,214,114	—	7,214,114	—
India	16,343,945	8,576,292	7,767,653	—
Indonesia	2,959,040	—	2,959,040	—
Ireland	13,906,149	—	13,906,149	—
Italy	99,216,906	2,186,293	97,030,613	—
Japan	780,719,872	—	780,719,872	—
Malaysia	6,647,845	—	6,647,845	—
Netherlands	92,170,963	—	92,170,963	—
Norway	15,353,925	—	15,353,925	—
Portugal	3,525,781	3,525,781	—	—
Russia	53,660,197	7,061,870	46,598,327	—
South Africa	46,105,603	18,112,223	27,993,380	—
South Korea	54,552,921	—	54,552,921	—
Spain	26,898,255	—	26,898,255	—
Sweden	11,841,087	1,977,756	9,863,331	—
Switzerland	101,011,111	—	101,011,111	—
Taiwan	46,512,213	—	46,512,213	—
Thailand	8,520,062	—	8,520,062	—
Turkey	8,452,230	—	8,452,230	—
United Kingdom	245,460,260	23,587,014	221,873,246	—
Preferred Stocks	8,227,305	8,227,305	—	—
Short-Term Investments	80,392,716	80,392,716	—	—
Futures Contracts(2)	337,626	337,626	—	—

Total	$2,324,610,837	$285,657,411	$2,038,953,426	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

56

Hartford International/Global Equity Funds

Glossary (abbreviations used in the preceding Schedules of Investments)

Other Abbreviations:
ACWI	All Country World Index
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas
REIT	Real Estate Investment Trust

Index Abbreviations:
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International

57

Hartford International/Global Equity Funds

Statements of Assets and Liabilities

October 31, 2019

	Hartford Emerging Markets Equity Fund	Hartford Environmental Opportunities Fund	Hartford Global Impact Fund	Hartford International Equity Fund	The Hartford International Growth Fund
Assets:
Investments in securities, at market value(1)	$310,326,653	$20,972,486	$46,696,584	$973,633,159	$347,724,160
Cash collateral due from broker on futures contracts	187,200	—	—	1,006,282	—
Foreign currency	57,558	1,865	208,223	846,858	9,488
Receivables:
Investment securities sold	—	—	76,141	15,574,108	1,234,282
Fund shares sold	362,954	18,623	29,558	251,087	595,591
Dividends and interest	543,825	40,934	89,404	2,291,258	364,135
Securities lending income	5,110	363	—	7,341	589
Tax reclaims	3,382	26,821	—	1,204,067	476,285
Other assets	110,473	38,912	42,765	439,822	64,450

Total assets	311,597,155	21,100,004	47,142,675	995,253,982	350,468,980

Liabilities:
Bank overdraft	—	—	—	—	—
Obligation to return securities lending collateral	1,018,800	959,760	—	11,782,926	9,703,776
Payables:
Investment securities purchased	—	—	665,058	15,906,199	2,475,247
Fund shares redeemed	265,174	25,736	—	614,272	435,088
Investment management fees	232,977	10,209	11,111	371,003	221,172
Transfer agent fees	85,029	2,429	3,062	381,441	97,051
Accounting services fees	4,660	296	887	14,517	5,053
Fund administration fees	—	—	329	—	—
Board of Directors’ fees	704	142	202	4,146	1,445
Foreign taxes	125,847	—	—	28,679	19,556
Variation margin on futures contracts	28,431	—	—	89,581	—
Distribution fees	1,474	—	41	28,274	4,181
Accrued expenses	73,647	31,655	48,958	142,143	79,831

Total liabilities	1,836,743	1,030,227	729,648	29,363,181	13,042,400

Net assets	$309,760,412	$20,069,777	$46,413,027	$965,890,801	$337,426,580

Summary of Net Assets:
Capital stock and paid-in-capital	$328,378,050	$17,979,629	$43,348,055	$953,836,393	$303,422,148
Distributable earnings (loss)	(18,617,638)	2,090,148	3,064,972	12,054,408	34,004,432

Net assets	$309,760,412	$20,069,777	$46,413,027	$965,890,801	$337,426,580

Shares authorized	710,000,000	225,000,000	225,000,000	685,000,000	610,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$8.96	$10.92	$11.32	$10.74	$14.40

Maximum offering price per share	$9.48	$11.56	$11.98	$11.37	$15.24

Shares outstanding	5,036,184	412,884	77,057	63,851,550	8,892,470

Net Assets	$45,113,232	$4,509,650	$872,216	$685,464,692	$128,065,299

Class C: Net asset value per share	$8.78	$10.93	$11.12	$10.52	$13.12

Shares outstanding	312,076	26,206	3,443	4,087,838	521,661

Net Assets	$2,738,479	$286,359	$38,291	$43,008,981	$6,841,664

Class I: Net asset value per share	$8.94	$10.78	$11.30	$10.88	$14.29

Shares outstanding	2,585,027	214,660	1,181,932	7,550,120	2,741,566

Net Assets	$23,116,137	$2,313,738	$13,351,077	$82,135,786	$39,175,150

Class R3: Net asset value per share	$8.95	$11.02	$11.14	$10.65	$14.59

Shares outstanding	24,553	10,204	25,283	1,540,937	43,329

Net Assets	$219,657	$112,471	$281,717	$16,410,276	$632,375

Class R4: Net asset value per share	$9.01	$10.93	$11.28	$10.74	$14.83

Shares outstanding	39,051	11,399	2,408	805,778	276,546

Net Assets	$351,706	$124,590	$27,169	$8,652,695	$4,101,713

Class R5: Net asset value per share	$8.90	$10.94	$11.18	$9.50	$14.96

Shares outstanding	77,637	10,215	1,207	177,471	1,691,637

Net Assets	$690,921	$111,723	$13,489	$1,686,059	$25,302,929

The accompanying notes are an integral part of these financial statements.

58

Hartford International/Global Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2019

	Hartford Emerging Markets Equity Fund	Hartford Environmental Opportunities Fund	Hartford Global Impact Fund	Hartford International Equity Fund	The Hartford International Growth Fund
Class R6: Net asset value per share	$8.96	$10.96	$11.21	$10.93	$15.04

Shares outstanding	112,357	10,214	80,075	2,069,888	203,340

Net Assets	$1,006,187	$111,908	$897,257	$22,624,376	$3,059,146

Class Y: Net asset value per share	$8.93	$10.94	$11.17	$10.88	$15.01

Shares outstanding	23,020,582	73,460	26,853	3,103,093	1,205,766

Net Assets	$205,679,567	$803,557	$300,005	$33,756,275	$18,099,701

Class F: Net asset value per share	$8.90	$11.01	$11.36	$10.94	$14.31

Shares outstanding	3,464,616	1,062,238	2,695,722	6,597,614	7,835,578

Net Assets	$30,844,526	$11,695,781	$30,631,806	$72,151,661	$112,148,603

Cost of investments	$301,110,472	$19,744,937	$42,331,870	$935,183,783	$302,794,418
Cost of foreign currency	$57,314	$1,859	$208,223	$846,773	$9,479

(1) Includes Investment in securities on loan, at market value	$885,816	$1,261,787	$—	$13,528,491	$9,522,897

The accompanying notes are an integral part of these financial statements.

59

Hartford International/Global Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2019

	The Hartford International Opportunities Fund	The Hartford International Small Company Fund	The Hartford International Value Fund
Assets:
Investments in securities, at market value(1)	$3,648,296,910	$42,390,936	$2,324,273,211
Cash collateral due from broker on futures contracts	—	—	864,000
Foreign currency	282,741	4,835	362,316
Due from Custodian	2,516,642	—	—
Receivables:
Investment securities sold	21,512,731	76,234,856	6,686,752
Fund shares sold	3,315,468	18,130	3,348,091
Dividends and interest	5,086,100	269,223	11,170,701
Securities lending income	6,193	6,573	39,001
Variation margin on futures contracts	—	20,958	—
Tax reclaims	5,578,698	186,608	1,105,090
Other assets	2,296,651	44,931	1,160,144

Total assets	3,688,892,134	119,177,050	2,349,009,306

Liabilities:
Bank overdraft	—	396,191	—
Obligation to return securities lending collateral	65,017,154	—	9,074,489
Payables:
Investment securities purchased	33,106,568	21,420,051	841,586
Fund shares redeemed	5,284,441	29,721	3,037,378
Investment management fees	1,949,601	90,642	1,516,688
Transfer agent fees	646,130	54,652	380,971
Accounting services fees	53,428	1,813	34,872
Fund administration fees	—	—	—
Board of Directors’ fees	16,797	1,252	10,002
Foreign taxes	36,864	—	—
Variation margin on futures contracts	—	—	56,635
Distribution fees	23,065	1,686	7,584
Accrued expenses	270,816	51,276	153,391

Total liabilities	106,404,864	22,047,284	15,113,596

Net assets	$3,582,487,270	$97,129,766	$2,333,895,710

Summary of Net Assets:
Capital stock and paid-in-capital	$3,443,468,819	$121,481,107	$2,470,384,351
Distributable earnings (loss)	139,018,451	(24,351,341)	(136,488,641)

Net assets	$3,582,487,270	$97,129,766	$2,333,895,710

Shares authorized	950,000,000	610,000,000	780,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$15.70	$11.86	$14.53

Maximum offering price per share	$16.61	$12.55	$15.38

Shares outstanding	29,552,821	3,459,114	14,149,180

Net Assets	$464,082,642	$41,036,263	$205,565,612

Class C: Net asset value per share	$13.63	$10.40	$14.31

Shares outstanding	2,747,302	275,833	1,213,951

Net Assets	$37,457,054	$2,867,448	$17,367,134

Class I: Net asset value per share	$15.62	$11.77	$14.69

Shares outstanding	22,441,604	471,088	68,334,059

Net Assets	$350,647,497	$5,544,954	$1,004,020,794

Class R3: Net asset value per share	$15.95	$11.97	$14.62

Shares outstanding	3,235,050	538,064	45,798

Net Assets	$51,593,022	$6,440,216	$669,378

Class R4: Net asset value per share	$16.26	$12.04	$14.62

Shares outstanding	8,201,326	263,757	95,512

Net Assets	$133,349,400	$3,176,651	$1,396,457

Class R5: Net asset value per share	$16.43	$12.12	$14.72

Shares outstanding	16,133,585	57,453	2,329,008

Net Assets	$265,061,699	$696,587	$34,293,391

The accompanying notes are an integral part of these financial statements.

60

Hartford International/Global Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2019

	The Hartford International Opportunities Fund	The Hartford International Small Company Fund	The Hartford International Value Fund
Class R6: Net asset value per share	$16.53	$—	$15.03

Shares outstanding	38,636,532	—	11,332,516

Net Assets	$638,619,167	$—	$170,365,479

Class Y: Net asset value per share	$16.53	$12.14	$15.02

Shares outstanding	59,381,835	2,966,109	41,243,116

Net Assets	$981,425,997	$35,994,872	$619,624,438

Class F: Net asset value per share	$15.63	$11.77	$14.70

Shares outstanding	42,238,667	116,636	19,086,290

Net Assets	$660,250,792	$1,372,775	$280,593,027

Cost of investments	$3,343,314,440	$41,619,565	$2,409,597,378
Cost of foreign currency	$282,859	$4,890	$362,115

(1) Includes Investment in securities on loan, at market value	$62,167,174	$—	$9,676,919

The accompanying notes are an integral part of these financial statements.

61

Hartford International/Global Equity Funds

Statements of Operations

For the Year Ended October 31, 2019

	Hartford Emerging Markets Equity Fund	Hartford Environmental Opportunities Fund	Hartford Global Impact Fund	Hartford International Equity Fund	The Hartford International Growth Fund
Investment Income:
Dividends	$9,819,825	$491,542	$2,178	$31,194,325	$6,819,949
Dividends allocated from Master Portfolio	—	—	891,360	—	—
Interest	152,157	14,861	2,920	505,021	171,359
Interest allocated from Master Portfolio	—	—	18,045	—	—
Securities lending	41,580	7,683	38,131	270,460	47,944
Less: Foreign tax withheld	(994,133)	(26,067)	280	(3,102,897)	(694,553)
Less: Foreign tax withheld allocated from Master Portfolio	—	—	(80,433)	—	—
Expenses allocated from Master Portfolio	—	—	(354,370)	—	—

Total investment income, net	9,019,429	488,019	518,111	28,866,909	6,344,699

Expenses:
Investment management fees	2,001,986	139,708	19,205	4,576,899	2,546,254
Transfer agent fees
Class A	81,905	6,224	1,479	1,295,904	282,947
Class C	7,982	563	101	95,698	17,566
Class I	26,108	1,464	7,414	85,959	32,726
Class R3	438	301	156	37,498	1,362
Class R4	4,644	360	43	22,594	10,786
Class R5	822	302	15	1,468	26,443
Class R6	41	31	15	495	60
Class Y	123,093	91	173	25,302	12,001
Class F	700	89	50	352	438
Distribution fees
Class A	125,113	10,777	1,741	1,762,093	312,515
Class C	31,927	9,427	406	542,922	73,428
Class R3	996	3,861	495	90,464	3,096
Class R4	6,828	1,967	62	33,231	15,886
Custodian fees	54,541	9,450	266	93,025	32,440
Registration and filing fees	158,198	113,564	114,085	181,877	141,033
Accounting services fees	40,040	4,056	11,737	179,150	58,110
Fund administration fees	—	—	18,629	—	—
Board of Directors’ fees	6,624	757	60	31,824	10,397
Audit fees	115,581	27,740	24,359	113,810	51,625
Other expenses	42,506	16,161	34,837	152,101	84,974

Total expenses (before waivers, reimbursements and fees paid indirectly)	2,830,073	346,893	235,328	9,322,666	3,714,087

Expense waivers	(250,144)	(150,210)	(309,642)	—	(212,839)
Management fee waivers	—	—	(12,644)	—	—
Transfer agent fee waivers	—	—	—	—	—
Distribution fee reimbursements	(510)	(17,044)	(260)	(24,468)	(3,966)
Commission recapture	—	(88)	—	(5,587)	(519)

Total waivers, reimbursements and fees paid indirectly	(250,654)	(167,342)	(322,546)	(30,055)	(217,324)

Total expenses, net	2,579,419	179,551	(87,218)	9,292,611	3,496,763

Net Investment Income (Loss)	6,440,010	308,468	605,329	19,574,298	2,847,936

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(13,640,032)	517,112	(48,133)	(36,780,494)	(11,283,341)
Net realized gain (loss) on investments allocated from Master Portfolio	—	—	(1,582,071)	—	—
Less: Foreign taxes paid on realized capital gains	(26,032)	—	—	—	—
Net realized gain (loss) on futures contracts	(170,292)	—	—	2,724,213	—
Net realized gain (loss) on foreign currency contracts	—	—	—	—	—
Net realized gain (loss) on foreign currency contracts allocated from Master Portfolio	—	—	(11,302)	—	—
Net realized gain (loss) on other foreign currency transactions	(119,781)	(3,560)	(27,587)	(583,765)	(106,617)
Net realized gain (loss) on other foreign currency transactions allocated from Master Portfolio	—	—	(29,168)	—	—

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(13,956,137)	513,552	(1,698,261)	(34,640,046)	(11,389,958)

The accompanying notes are an integral part of these financial statements.

62

Hartford International/Global Equity Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2019

	Hartford Emerging Markets Equity Fund	Hartford Environmental Opportunities Fund	Hartford Global Impact Fund	Hartford International Equity Fund	The Hartford International Growth Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments*	$19,191,561	$2,329,177	$7,421,936	$97,083,950	$48,828,781
Net unrealized appreciation (depreciation) of futures contracts	63,975	—	—	(100,113)	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	5,514	(1,149)	73,474	31,090	21,468

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	19,261,050	2,328,028	7,495,410	97,014,927	48,850,249

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	5,304,913	2,841,580	5,797,149	62,374,881	37,460,291

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,744,923	$3,150,048	$6,402,478	$81,949,179	$40,308,227

* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax of:	$(115,850)	$—	$14,733	$(28,679)	$(19,556)

The accompanying notes are an integral part of these financial statements.

63

Hartford International/Global Equity Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2019

	The Hartford International Opportunities Fund	The Hartford International Small Company Fund	The Hartford International Value Fund
Investment Income:
Dividends	$97,758,358	$4,478,377	$82,449,192
Dividends allocated from Master Portfolio	—	—	—
Interest	1,803,879	35,584	1,911,171
Interest allocated from Master Portfolio	—	—	—
Securities lending	1,323,590	191,944	1,131,063
Less: Foreign tax withheld	(10,442,310)	(396,846)	(7,729,721)
Less: Foreign tax withheld allocated from Master Portfolio	—	—	—
Expenses allocated from Master Portfolio	—	—	—

Total investment income, net	90,443,517	4,309,059	77,761,705

Expenses:
Investment management fees	23,207,085	1,725,265	17,133,956
Transfer agent fees
Class A	800,439	110,055	265,846
Class C	76,749	8,629	23,904
Class I	324,270	21,760	678,901
Class R3	117,454	13,898	1,417
Class R4	243,054	7,033	2,281
Class R5	258,650	1,229	53,348
Class R6	19,264	—	2,881
Class Y	776,297	48,740	404,219
Class F	2,537	173	1,302
Distribution fees
Class A	1,161,109	109,029	587,156
Class C	416,396	35,520	212,578
Class R3	274,103	33,444	3,421
Class R4	366,733	10,808	3,370
Custodian fees	141,451	34,673	127,466
Registration and filing fees	268,865	103,159	198,927
Accounting services fees	634,412	34,505	393,215
Fund administration fees	—	—	—
Board of Directors’ fees	114,504	6,497	68,711
Audit fees	60,209	36,885	74,197
Other expenses	417,995	32,402	226,011

Total expenses (before waivers, reimbursements and fees paid indirectly)	29,681,576	2,373,704	20,463,107

Expense waivers	—	(112,263)	—
Management fee waivers	—	—	—
Transfer agent fee waivers	(275,111)	—	(59,478)
Distribution fee reimbursements	(8,435)	(3,951)	(324)
Commission recapture	(46,965)	(37)	(901)

Total waivers, reimbursements and fees paid indirectly	(330,511)	(116,251)	(60,703)

Total expenses, net	29,351,065	2,257,453	20,402,404

Net Investment Income (Loss)	61,092,452	2,051,606	57,359,301

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(215,857,000)	(23,349,843)	(48,159,101)
Net realized gain (loss) on investments allocated from Master Portfolio	—	—	—
Less: Foreign taxes paid on realized capital gains	—	—	—
Net realized gain (loss) on futures contracts	—	—	2,112,996
Net realized gain (loss) on foreign currency contracts	—	—	338,299
Net realized gain (loss) on foreign currency contracts allocated from Master Portfolio	—	—	—
Net realized gain (loss) on other foreign currency transactions	(844,521)	16,146	(46,321)
Net realized gain (loss) on other foreign currency transactions allocated from Master Portfolio	—	—	—

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(216,701,521)	(23,333,697)	(45,754,127)

The accompanying notes are an integral part of these financial statements.

64

Hartford International/Global Equity Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2019

	The Hartford International Opportunities Fund	The Hartford International Small Company Fund	The Hartford International Value Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments*	$543,063,930	$13,543,636	$45,408,116
Net unrealized appreciation (depreciation) of futures contracts	—	20,959	337,626
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	304,800	13,158	66,099

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	543,368,730	13,577,753	45,811,841

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	326,667,209	(9,755,944)	57,714

Net Increase (Decrease) in Net Assets Resulting from Operations	$387,759,661	$(7,704,338)	$57,417,015

* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax of:	$(36,864)	$—	$—

The accompanying notes are an integral part of these financial statements.

65

Hartford International/Global Equity Funds

Statements of Changes in Net Assets

	Hartford Emerging Markets Equity Fund		Hartford Environmental Opportunities Fund		Hartford Global Impact Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$6,440,010	$2,722,087	$308,468	$452,102	$605,329	$331,679
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(13,956,137)	(4,564,317)	513,552	3,063,448	(1,698,261)	3,233,016
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	19,261,050	(23,823,226)	2,328,028	(7,686,869)	7,495,410	(4,105,187)

Net Increase (Decrease) in Net Assets Resulting from Operations	11,744,923	(25,665,456)	3,150,048	(4,171,319)	6,402,478	(540,492)

Distributions to Shareholders:
Class A	(958,691)	(423,895)	(626,953)	(366,284)	(56,772)	(5,706)
Class C	(19,122)	(58,552)	(200,802)	(128,522)	(4,833)	(574)
Class I	(442,367)	(170,558)	(493,966)	(1,670,472)	(357,502)	(50,126)
Class R3	(3,118)	(2,938)	(173,663)	(117,042)	(1,473)	(501)
Class R4	(69,783)	(598)	(176,698)	(119,330)	(2,940)	(686)
Class R5	(12,968)	(14,120)	(176,726)	(120,227)	(1,496)	(529)
Class R6	(18,910)	—	(178,619)	(121,629)	(1,519)	(538)
Class Y	(1,092,943)	(677,249)	(192,550)	(127,447)	(2,907)	(540)
Class F	(43,618)	(40,175)	(1,311,452)	(608,068)	(3,385,308)	(838,910)

Total distributions	(2,661,520)	(1,388,085)	(3,531,429)	(3,379,021)	(3,814,750)	(898,110)

Capital Share Transactions:
Sold	261,275,462	148,170,132	7,728,398	8,315,578	13,767,962	2,493,524
Issued in merger	—	—	—	—	—	—
Issued on reinvestment of distributions	2,650,991	1,376,702	3,453,670	3,342,241	3,531,252	887,281
Redeemed	(101,840,033)	(65,585,509)	(20,147,438)	(13,140,643)	(2,754,259)	(546,952)

Net increase (decrease) from capital share transactions	162,086,420	83,961,325	(8,965,370)	(1,482,824)	14,544,955	2,833,853

Net Increase (Decrease) in Net Assets	171,169,823	56,907,784	(9,346,751)	(9,033,164)	17,132,683	1,395,251

Net Assets:
Beginning of period	138,590,589	81,682,805	29,416,528	38,449,692	29,280,344	27,885,093

End of period	$309,760,412	$138,590,589	$20,069,777	$29,416,528	$46,413,027	$29,280,344

The accompanying notes are an integral part of these financial statements.

66

Hartford International/Global Equity Funds

Statements of Changes in Net Assets – (continued)

	Hartford International Equity Fund		The Hartford International Growth Fund		The Hartford International Opportunities Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$19,574,298	$1,922,947	$2,847,936	$2,512,598	$61,092,452	$51,561,815
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(34,640,046)	(3,779,469)	(11,389,958)	20,908,718	(216,701,521)	84,377,156
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	97,014,927	(10,901,208)	48,850,249	(53,352,127)	543,368,730	(637,192,807)

Net Increase (Decrease) in Net Assets Resulting from Operations	81,949,179	(12,757,730)	40,308,227	(29,930,811)	387,759,661	(501,253,836)

Distributions to Shareholders:
Class A	(3,190,662)	(510,061)	(9,270,646)	(654,722)	(16,748,487)	(27,103,108)
Class C	(129,482)	(133,789)	(589,259)	—	(1,356,020)	(3,356,309)
Class I	(531,598)	(558,601)	(2,609,314)	(249,753)	(15,473,343)	(22,310,614)
Class R3	(77,335)	(2,728)	(40,927)	(510)	(1,838,521)	(3,088,773)
Class R4	(69,116)	(21,068)	(509,112)	(56,043)	(5,381,710)	(9,021,702)
Class R5	(6,824)	(14,973)	(1,774,523)	(177,288)	(9,675,206)	(11,978,889)
Class R6	(32,690)	—	(77,484)	—	(20,714,677)	(15,197,967)
Class Y	(161,978)	(439,298)	(1,259,943)	(102,125)	(38,119,791)	(53,913,944)
Class F	(400,679)	(66,466)	(7,789,236)	(560,109)	(24,783,692)	(27,988,835)

Total distributions	(4,600,364)	(1,746,984)	(23,920,444)	(1,800,550)	(134,091,447)	(173,960,141)

Capital Share Transactions:
Sold	97,983,678	73,122,383	71,745,516	149,445,062	947,713,632	1,630,439,776
Issued in merger	—	1,034,196,495	—	—	—	—
Issued on reinvestment of distributions	4,412,669	1,738,942	23,421,317	1,734,158	129,273,370	168,473,738
Redeemed	(297,454,808)	(61,183,690)	(83,443,489)	(69,055,734)	(1,338,530,040)	(980,973,061)

Net increase (decrease) from capital share transactions	(195,058,461)	1,047,874,130	11,723,344	82,123,486	(261,543,038)	817,940,453

Net Increase (Decrease) in Net Assets	(117,709,646)	1,033,369,416	28,111,127	50,392,125	(7,874,824)	142,726,476

Net Assets:
Beginning of period	1,083,600,447	50,231,031	309,315,453	258,923,328	3,590,362,094	3,447,635,618

End of period	$965,890,801	$1,083,600,447	$337,426,580	$309,315,453	$3,582,487,270	$3,590,362,094

The accompanying notes are an integral part of these financial statements.

67

Hartford International/Global Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford International Small Company Fund		The Hartford International Value Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$2,051,606	$3,290,778	$57,359,301	$53,453,299
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(23,333,697)	33,202,994	(45,754,127)	107,274,850
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	13,577,753	(77,254,710)	45,811,841	(418,684,346)

Net Increase (Decrease) in Net Assets Resulting from Operations	(7,704,338)	(40,760,938)	57,417,015	(257,956,197)

Distributions to Shareholders:
Class A	(6,500,833)	(4,509,006)	(19,424,941)	(24,639,325)
Class C	(611,272)	(826,473)	(1,595,295)	(2,084,865)
Class I	(2,378,048)	(4,904,657)	(58,663,245)	(81,559,780)
Class R3	(898,921)	(726,575)	(49,201)	(61,037)
Class R4	(684,627)	(585,246)	(103,976)	(116,962)
Class R5	(259,718)	(166,290)	(2,391,166)	(1,531,085)
Class R6	—	—	—	—
Class Y	(13,448,226)	(11,767,246)	(41,199,699)	(50,738,680)
Class F	(8,556,120)	(5,778,440)	(24,502,454)	(26,335,996)

Total distributions	(33,337,765)	(29,263,933)	(147,929,977)	(187,067,730)

Capital Share Transactions:
Sold	22,933,362	82,483,136	1,393,683,414	952,010,467
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	29,411,898	28,095,820	143,495,664	163,109,315
Redeemed	(181,957,987)	(163,157,880)	(1,439,127,290)	(1,092,857,083)

Net increase (decrease) from capital share transactions	(129,612,727)	(52,578,924)	98,051,788	22,262,699

Net Increase (Decrease) in Net Assets	(170,654,830)	(122,603,795)	7,538,826	(422,761,228)

Net Assets:
Beginning of period	267,784,596	390,388,391	2,326,356,884	2,749,118,112

End of period	$97,129,766	$267,784,596	$2,333,895,710	$2,326,356,884

The accompanying notes are an integral part of these financial statements.

68

Hartford International/Global Equity Funds

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Emerging Markets Equity Fund

For the Year Ended October 31, 2019
A	$8.39	$0.18	$0.54	$0.72	$(0.15)	$—	$(0.15)	$8.96	8.82%		$45,113	1.50%	1.39%		2.02%	81%
C	8.18	0.10	0.54	0.64	(0.04)	—	(0.04)	8.78	7.93		2,738	2.34	2.20		1.20	81
I	8.39	0.23	0.50	0.73	(0.18)	—	(0.18)	8.94	8.99		23,116	1.19	1.09		2.60	81
R3	8.38	0.16	0.54	0.70	(0.13)	—	(0.13)	8.95	8.45		220	1.81	1.69		1.78	81
R4	8.44	0.14	0.59	0.73	(0.16)	—	(0.16)	9.01	8.87		352	1.51	1.39		1.65	81
R5	8.34	0.22	0.52	0.74	(0.18)	—	(0.18)	8.90	9.14		691	1.21	1.10		2.51	81
R6	8.39	0.22	0.54	0.76	(0.19)	—	(0.19)	8.96	9.26		1,006	1.09	0.98		2.57	81
Y	8.38	0.29	0.45	0.74	(0.19)	—	(0.19)	8.93	9.06		205,680	1.19	1.07		3.34	81
F	8.35	0.28	0.46	0.74	(0.19)	—	(0.19)	8.90	9.17		30,845	1.09	0.98		3.20	81

For the Year Ended October 31, 2018
A	$9.85	$0.20	$(1.52)	$(1.32)	$(0.14)	$—	$(0.14)	$8.39	(13.61)%		$61,016	1.53%	1.38%		2.10%	85%
C	9.64	0.08	(1.45)	(1.37)	(0.09)	—	(0.09)	8.18	(14.32)		3,682	2.37	2.20		0.83	85
I	9.83	0.22	(1.50)	(1.28)	(0.16)	—	(0.16)	8.39	(13.30)		16,780	1.24	1.07		2.23	85
R3	9.85	0.13	(1.48)	(1.35)	(0.12)	—	(0.12)	8.38	(13.89)		206	1.85	1.68		1.37	85
R4	9.90	0.27	(1.59)	(1.32)	(0.14)	—	(0.14)	8.44	(13.57)		5,580	1.55	1.38		2.90	85
R5	9.79	0.18	(1.47)	(1.29)	(0.16)	—	(0.16)	8.34	(13.43)		611	1.26	1.11		1.88	85
R6(14)	10.24	0.11	(1.96)	(1.85)	—	—	—	8.39	(18.07	)(5)	838	1.14 (6)	0.98	(6)	1.90 (6)	85
Y	9.83	0.20	(1.48)	(1.28)	(0.17)	—	(0.17)	8.38	(13.32)		47,966	1.19	1.02		2.06	85
F	9.85	0.21	(1.49)	(1.28)	(0.22)	—	(0.22)	8.35	(13.30)		1,912	1.14	0.98		2.23	85

For the Year Ended October 31, 2017
A	$7.65	$0.15	$2.12	$2.27	$(0.07)	$—	$(0.07)	$9.85	30.12%		$23,924	1.76%	1.56%		1.78%	98%
C	7.49	0.08	2.10	2.18	(0.03)	—	(0.03)	9.64	29.28		5,560	2.50	2.33		0.91	98
I	7.64	0.21	2.08	2.29	(0.10)	—	(0.10)	9.83	30.54		11,361	1.42	1.29		2.43	98
R3	7.58	0.12	2.15	2.27	—	—	—	9.85	29.95		197	2.11	1.82		1.41	98
R4	7.61	0.11	2.18	2.29	—	—	—	9.90	30.09		41	1.87	1.56		1.38	98
R5	7.59	0.09	2.20	2.29	(0.09)	—	(0.09)	9.79	30.66		876	1.35	1.17		0.95	98
Y	7.64	0.13	2.17	2.30	(0.11)	—	(0.11)	9.83	30.64		38,223	1.32	1.23		1.62	98
F(7)	7.96	0.21	1.68	1.89	—	—	—	9.85	23.74	(5)	1,500	1.25 (6)	1.03	(6)	3.54 (6)	98

For the Year Ended October 31, 2016
A	$7.30	$0.08	$0.50 (8)	$0.58	$(0.13)	$(0.10)	$(0.23)	$7.65	8.52%		$10,848	1.94%	1.76	%(9)	1.12%	97%
C	7.15	0.03	0.49 (8)	0.52	(0.08)	(0.10)	(0.18)	7.49	7.69		1,520	2.61	2.51	(9)	0.46	97
I	7.30	0.10	0.51 (8)	0.61	(0.17)	(0.10)	(0.27)	7.64	8.94		2,665	1.42	1.36	(9)	1.52	97
R3	7.24	—	0.56 (8)	0.56	(0.12)	(0.10)	(0.22)	7.58	8.30		165	2.09	1.96	(9)	(0.01)	97
R4	7.28	0.01	0.57 (8)	0.58	(0.15)	(0.10)	(0.25)	7.61	8.44		40	1.78	1.66	(9)	0.11	97
R5	7.30	0.02	0.54 (8)	0.56	(0.17)	(0.10)	(0.27)	7.59	8.22		13	1.47	1.36	(9)	0.35	97
Y	7.29	0.09	0.53 (8)	0.62	(0.17)	(0.10)	(0.27)	7.64	9.16		65,378	1.37	1.31	(9)	1.33	97

For the Year Ended October 31, 2015
A	$9.09	$0.08	$(1.19)	$(1.11)	$(0.05)	$(0.63)	$(0.68)	$7.30	(12.64)%		$8,161	1.79%	1.75%		0.94%	151%
C	8.92	0.01	(1.15)	(1.14)	—	(0.63)	(0.63)	7.15	(13.20)		2,211	2.50	2.50		0.14	151
I	9.09	0.11	(1.19)	(1.08)	(0.08)	(0.63)	(0.71)	7.30	(12.27)		2,705	1.34	1.34		1.35	151
R3	9.02	0.05	(1.17)	(1.12)	(0.03)	(0.63)	(0.66)	7.24	(12.84)		1,749	2.02	1.95		0.68	151
R4	9.06	0.08	(1.18)	(1.10)	(0.05)	(0.63)	(0.68)	7.28	(12.50)		1,640	1.71	1.65		0.99	151
R5	9.09	0.10	(1.18)	(1.08)	(0.08)	(0.63)	(0.71)	7.30	(12.30)		1,638	1.41	1.35		1.29	151
Y	9.08	0.10	(1.18)	(1.08)	(0.08)	(0.63)	(0.71)	7.29	(12.27)		163,053	1.32	1.30		1.31	151

The accompanying notes are an integral part of these financial statements.

69

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Environmental Opportunities Fund

For the Year Ended October 31, 2019
A	$10.99	$0.11	$1.34	$1.45	$(0.11)	$(1.41)	$(1.52)	$10.92	16.47%		$4,510	1.79%		1.08%		1.12%		50%
C	10.99	0.12	1.35	1.47	(0.12)	(1.41)	(1.53)	10.93	16.68		286	2.38		0.95		1.19		50
I	11.00	0.13	1.32	1.45	(0.26)	(1.41)	(1.67)	10.78	16.85		2,314	1.41		0.77		1.25		50
R3	10.98	0.14	1.43	1.57	(0.12)	(1.41)	(1.53)	11.02	17.77		112	1.85		0.75		1.39		50
R4	10.99	0.13	1.35	1.48	(0.13)	(1.41)	(1.54)	10.93	16.78		125	1.61		0.84		1.30		50
R5	10.99	0.13	1.36	1.49	(0.13)	(1.41)	(1.54)	10.94	16.88		112	1.35		0.79		1.35		50
R6	11.01	0.15	1.36	1.51	(0.15)	(1.41)	(1.56)	10.96	17.12		112	1.31		0.67		1.47		50
Y	11.00	0.14	1.35	1.49	(0.14)	(1.41)	(1.55)	10.94	17.00		804	1.36		0.71		1.39		50
F	11.06	0.16	1.34	1.50	(0.14)	(1.41)	(1.55)	11.01	16.88		11,696	1.41		0.69		1.52		50

For the Year Ended October 31, 2018
A	$13.64	$0.13	$(1.65)	$(1.52)	$(0.06)	$(1.07)	$(1.13)	$10.99	(12.08)%		$4,266	1.64%		1.07%		1.04%		42%
C	13.62	0.14	(1.65)	(1.51)	(0.05)	(1.07)	(1.12)	10.99	(11.95)		1,425	2.34		0.97		1.13		42
I	13.68	0.15	(1.64)	(1.49)	(0.12)	(1.07)	(1.19)	11.00	(11.82)		8,157	1.26		0.76		1.25		42
R3	13.63	0.14	(1.65)	(1.51)	(0.07)	(1.07)	(1.14)	10.98	(12.02)		1,231	1.96		0.98		1.13		42
R4	13.64	0.14	(1.64)	(1.50)	(0.08)	(1.07)	(1.15)	10.99	(11.93)		1,247	1.66		0.92		1.18		42
R5	13.65	0.15	(1.65)	(1.50)	(0.09)	(1.07)	(1.16)	10.99	(11.84)		1,241	1.36		0.87		1.24		42
R6	13.66	0.17	(1.65)	(1.48)	(0.10)	(1.07)	(1.17)	11.01	(11.74)		1,244	1.24		0.75		1.35		42
Y	13.66	0.16	(1.64)	(1.48)	(0.11)	(1.07)	(1.18)	11.00	(11.77)		1,342	1.29		0.76		1.34		42
F	13.68	0.17	(1.67)	(1.50)	(0.05)	(1.07)	(1.12)	11.06	(11.78)		9,263	1.24		0.75		1.38		42

For the Year Ended October 31, 2017
A	$11.53	$0.11	$2.33	$2.44	$(0.12)	$(0.21)	$(0.33)	$13.64	21.76%		$4,336	1.87%		1.18%		0.87%		44%
C	11.47	0.08	2.33	2.41	(0.05)	(0.21)	(0.26)	13.62	21.48		1,559	2.53		1.37		0.69		44
I	11.55	0.14	2.34	2.48	(0.14)	(0.21)	(0.35)	13.68	22.12		19,040	1.53		0.92		1.18		44
R3	11.50	0.10	2.33	2.43	(0.09)	(0.21)	(0.30)	13.63	21.68		1,399	2.20		1.22		0.83		44
R4	11.52	0.12	2.32	2.44	(0.11)	(0.21)	(0.32)	13.64	21.84		1,404	1.90		1.11		0.94		44
R5	11.54	0.13	2.33	2.46	(0.14)	(0.21)	(0.35)	13.65	22.01		1,408	1.60		1.00		1.05		44
R6	11.55	0.14	2.33	2.47	(0.15)	(0.21)	(0.36)	13.66	22.09		1,411	1.50		0.90		1.16		44
Y	11.55	0.14	2.33	2.47	(0.15)	(0.21)	(0.36)	13.66	22.09		1,469	1.51		0.90		1.16		44
F(7)	11.81	0.08	1.79	1.87	—	—	—	13.68	15.83	(5)	6,424	1.58	(6)	0.90	(6)	0.87	(6)	44

For the Period Ended October 31, 2016
A(10)	$10.00	$0.13	$1.40	$1.53	$—	$—	$—	$11.53	15.30	%(5)	$1,489	1.46	%(6)	1.17	%(6)	1.75	%(6)	25	%(5)
C(10)	10.00	0.07	1.40	1.47	—	—	—	11.47	14.70	(5)	1,196	2.20	(6)	1.90	(6)	0.99	(6)	25	(5)
I(10)	10.00	0.15	1.40	1.55	—	—	—	11.55	15.50	(5)	21,506	1.20	(6)	0.90	(6)	1.99	(6)	25	(5)
R3(10)	10.00	0.10	1.40	1.50	—	—	—	11.50	15.00	(5)	1,150	1.90	(6)	1.60	(6)	1.29	(6)	25	(5)
R4(10)	10.00	0.12	1.40	1.52	—	—	—	11.52	15.20	(5)	1,152	1.60	(6)	1.30	(6)	1.59	(6)	25	(5)
R5(10)	10.00	0.14	1.40	1.54	—	—	—	11.54	15.40	(5)	1,154	1.30	(6)	1.00	(6)	1.89	(6)	25	(5)
R6(10)	10.00	0.15	1.40	1.55	—	—	—	11.55	15.50	(5)	1,155	1.20	(6)	0.90	(6)	1.99	(6)	25	(5)
Y(10)	10.00	0.15	1.40	1.55	—	—	—	11.55	15.50	(5)	1,155	1.20	(6)	0.90	(6)	1.99	(6)	25	(5)

Hartford Global Impact Fund

For the Year Ended October 31, 2019
A	$11.10	$0.12	$1.46	$1.58	$(0.06)	$(1.30)	$(1.36)	$11.32	16.93%		$872	1.94	%(4)	1.10	%(4)	1.17%		5	%(20)
C	10.93	0.07	1.45	1.52	(0.03)	(1.30)	(1.33)	11.12	16.45		38	2.74	(4)	1.60	(4)	0.63		5	(20)
I	11.05	0.17	1.46	1.63	(0.08)	(1.30)	(1.38)	11.30	17.47		13,351	1.54	(4)	0.73	(4)	1.60		5	(20)
R3	10.98	0.08	1.48	1.56	(0.10)	(1.30)	(1.40)	11.14	16.94		282	2.07	(4)	1.19	(4)	0.79		5	(20)
R4	11.08	0.13	1.46	1.59	(0.09)	(1.30)	(1.39)	11.28	17.11		27	1.91	(4)	0.95	(4)	1.25		5	(20)
R5	11.00	0.15	1.44	1.59	(0.11)	(1.30)	(1.41)	11.18	17.45		13	1.61	(4)	0.76	(4)	1.43		5	(20)
R6	11.01	0.20	1.41	1.61	(0.11)	(1.30)	(1.41)	11.21	17.45		897	1.43	(4)	0.63	(4)	1.81		5	(20)
Y	10.99	0.23	1.37	1.60	(0.12)	(1.30)	(1.42)	11.17	17.42		300	1.54	(4)	0.67	(4)	2.11		5	(20)
F	11.16	0.16	1.47	1.63	(0.13)	(1.30)	(1.43)	11.36	17.43		30,632	1.49	(4)	0.66	(4)	1.54		5	(20)

The accompanying notes are an integral part of these financial statements.

70

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Global Impact Fund – (continued)

For the Year Ended October 31, 2018
A	$11.63	$0.09	$(0.27)	$(0.18)	$—	$(0.35)	$(0.35)	$11.10	(1.69)%		$455	2.35	%(4)	1.20	%(4)	0.78%		79	%(11)
C	11.57	0.03	(0.27)	(0.24)	(0.05)	(0.35)	(0.40)	10.93	(2.25)		40	3.12	(4)	1.64	(4)	0.28		79	(11)
I	11.66	0.13	(0.26)	(0.13)	(0.13)	(0.35)	(0.48)	11.05	(1.34)		2,588	1.91	(4)	0.79	(4)	1.12		79	(11)
R3	11.63	0.10	(0.25)	(0.15)	(0.15)	(0.35)	(0.50)	10.98	(1.54)		11	2.60	(4)	0.98	(4)	0.85		79	(11)
R4	11.64	0.10	(0.26)	(0.16)	(0.05)	(0.35)	(0.40)	11.08	(1.58)		23	2.30	(4)	1.03	(4)	0.88		79	(11)
R5	11.65	0.12	(0.25)	(0.13)	(0.17)	(0.35)	(0.52)	11.00	(1.40)		11	1.99	(4)	0.85	(4)	1.00		79	(11)
R6	11.66	0.13	(0.25)	(0.12)	(0.18)	(0.35)	(0.53)	11.01	(1.23)		12	1.88	(4)	0.74	(4)	1.10		79	(11)
Y	11.65	0.14	(0.27)	(0.13)	(0.18)	(0.35)	(0.53)	10.99	(1.31)		22	1.93	(4)	0.79	(4)	1.15		79	(11)
F	11.66	0.13	(0.26)	(0.13)	(0.02)	(0.35)	(0.37)	11.16	(1.26)		26,117	1.88	(4)	0.74	(4)	1.10		79	(11)

For the Period Ended October 31, 2017(7)
A	$10.00	$0.06	$1.57	$1.63	$—	$—	$—	$11.63	16.30	%(5)	$140	5.13	%(4)(6)	1.19	%(4)(6)	0.76	%(6)	50	%(11)
C	10.00	0.01	1.56	1.57	—	—	—	11.57	15.70	(5)	16	5.94	(4)(6)	2.00	(4)(6)	0.11	(6)	50	(11)
I	10.00	0.09	1.57	1.66	—	—	—	11.66	16.60	(5)	1,214	4.76	(4)(6)	0.86	(4)(6)	1.26	(6)	50	(11)
R3	10.00	0.07	1.56	1.63	—	—	—	11.63	16.30	(5)	12	5.54	(4)(6)	1.22	(4)(6)	0.93	(6)	50	(11)
R4	10.00	0.07	1.57	1.64	—	—	—	11.64	16.40	(5)	12	5.24	(4)(6)	1.12	(4)(6)	1.01	(6)	50	(11)
R5	10.00	0.09	1.56	1.65	—	—	—	11.65	16.50	(5)	12	4.94	(4)(6)	0.95	(4)(6)	1.19	(6)	50	(11)
R6	10.00	0.09	1.57	1.66	—	—	—	11.66	16.60	(5)	12	4.84	(4)(6)	0.85	(4)(6)	1.29	(6)	50	(11)
Y	10.00	0.12	1.53	1.65	—	—	—	11.65	16.50	(5)	12	4.79	(4)(6)	0.90	(4)(6)	1.63	(6)	50	(11)
F	10.00	0.10	1.56	1.66	—	—	—	11.66	16.50	(5)	26,456	4.74	(4)(6)	0.85	(4)(6)	1.28	(6)	50	(11)

Hartford International Equity Fund

For the Year Ended October 31, 2019
A	$9.91	$0.20	$0.67	$0.87	$(0.02)	$(0.02)	$(0.04)	$10.74	8.88%		$685,465	0.97%		0.97%		1.94%		78%
C	9.76	0.11	0.67	0.78	—	(0.02)	(0.02)	10.52	8.01		43,009	1.71		1.71		1.13		78
I	10.01	0.23	0.69	0.92	(0.03)	(0.02)	(0.05)	10.88	9.29		82,136	0.63		0.63		2.20		78
R3	9.85	0.17	0.67	0.84	(0.02)	(0.02)	(0.04)	10.65	8.59		16,410	1.24		1.24		1.67		78
R4	9.91	0.20	0.68	0.88	(0.03)	(0.02)	(0.05)	10.74	8.89		8,653	0.96		0.96		1.99		78
R5	8.75	0.20	0.60	0.80	(0.03)	(0.02)	(0.05)	9.50	9.27		1,686	0.65		0.65		2.23		78
R6	10.06	0.24	0.69	0.93	(0.04)	(0.02)	(0.06)	10.93	9.29		22,624	0.54		0.54		2.32		78
Y	10.02	0.25	0.67	0.92	(0.04)	(0.02)	(0.06)	10.88	9.28		33,756	0.62		0.62		2.38		78
F	10.06	0.25	0.69	0.94	(0.04)	(0.02)	(0.06)	10.94	9.39		72,152	0.54		0.54		2.38		78

For the Year Ended October 31, 2018
A	$11.42	$0.13	$(1.28)	$(1.15)	$(0.18)	$(0.18)	$(0.36)	$9.91	(10.47)%		$750,143	1.15%		0.97%		1.30%		85%
C	11.28	0.07	(1.29)	(1.22)	(0.12)	(0.18)	(0.30)	9.76	(11.16)		70,348	1.96		1.75		0.65		85
I	11.52	0.20	(1.33)	(1.13)	(0.20)	(0.18)	(0.38)	10.01	(10.21)		120,491	0.87		0.66		1.85		85
R3	11.37	0.02	(1.21)	(1.19)	(0.15)	(0.18)	(0.33)	9.85	(10.84)		19,595	1.41		1.27		0.29		85
R4	11.43	0.12	(1.28)	(1.16)	(0.18)	(0.18)	(0.36)	9.91	(10.58)		15,357	1.19		0.99		1.29		85
R5	10.09	0.17	(1.13)	(0.96)	(0.20)	(0.18)	(0.38)	8.75	(9.97)		1,109	0.91		0.69		1.75		85
R6	11.48	0.11	(1.53)	(1.42)	—	—	—	10.06	(12.37	)(5)	4,959	0.68	(6)	0.53	(6)	1.50	(6)	85
Y	11.51	0.22	(1.31)	(1.09)	(0.22)	(0.18)	(0.40)	10.02	(9.92)		27,321	0.83		0.59		2.02		85
F	11.53	0.18	(1.28)	(1.10)	(0.19)	(0.18)	(0.37)	10.06	(9.94)		74,278	0.71		0.55		1.76		85

For the Year Ended October 31, 2017
A	$9.37	$0.15	$2.07	$2.22	$(0.17)	$—	$(0.17)	$11.42	24.17%		$15,943	1.74%		1.16%		1.43%		133%
C	9.25	0.07	2.06	2.13	(0.10)	—	(0.10)	11.28	23.29		4,527	2.47		1.91		0.71		133
I	9.44	0.20	2.06	2.26	(0.18)	—	(0.18)	11.52	24.49		14,971	1.43		0.88		1.88		133
R3	9.37	0.11	2.07	2.18	(0.18)	—	(0.18)	11.37	23.76		93	2.28		1.46		1.10		133
R4	9.40	0.15	2.07	2.22	(0.19)	—	(0.19)	11.43	24.13		740	1.75		1.17		1.39		133
R5	9.38	0.21	1.75	1.96	(1.25)	—	(1.25)	10.09	24.50		397	1.38		0.85		2.28		133
Y	9.44	0.18	2.09	2.27	(0.20)	—	(0.20)	11.51	24.67		11,822	1.31		0.78		1.76		133
F(7)	9.65	0.08	1.80	1.88	—	—	—	11.53	19.48	(5)	1,739	1.26	(6)	0.66	(6)	1.01	(6)	133

The accompanying notes are an integral part of these financial statements.

71

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford International Equity Fund – (continued)

For the Year Ended October 31, 2016
A	$9.40	$0.14	$0.06	$0.20	$(0.10)	$(0.13)	$(0.23)	$9.37	2.29%		$10,519	1.99%	1.20	%(13)	1.52%	95%
B	9.35	0.01	0.11	0.12	(0.03)	(0.13)	(0.16)	9.31	1.37		120	2.71	1.95	(13)	0.17	95
C	9.29	0.07	0.06	0.13	(0.04)	(0.13)	(0.17)	9.25	1.46		2,583	2.73	1.95	(13)	0.80	95
I	9.47	0.16	0.07	0.23	(0.13)	(0.13)	(0.26)	9.44	2.55		5,109	1.63	0.90	(13)	1.82	95
R3	9.41	0.05	0.13	0.18	(0.09)	(0.13)	(0.22)	9.37	2.02		110	2.26	1.50	(13)	0.57	95
R4	9.44	0.07	0.13	0.20	(0.11)	(0.13)	(0.24)	9.40	2.24		251	1.94	1.20	(13)	0.80	95
R5	9.47	0.07	0.11	0.18	(0.14)	(0.13)	(0.27)	9.38	2.01		11	1.61	0.90	(13)	0.79	95
Y	9.47	0.18	0.07	0.25	(0.15)	(0.13)	(0.28)	9.44	2.73		10,857	1.51	0.80	(13)	1.96	95

For the Year Ended October 31, 2015
A	$9.92	$0.07	$(0.26)	$(0.19)	$(0.08)	$(0.25)	$(0.33)	$9.40	(1.76)%		$12,648	1.84%	1.39%		0.77%	125%
B	9.84	—	(0.24)	(0.24)	—	(0.25)	(0.25)	9.35	(2.34)		821	2.49	2.13		0.02	125
C	9.80	0.01	(0.25)	(0.24)	(0.02)	(0.25)	(0.27)	9.29	(2.39)		2,859	2.57	2.14		0.08	125
I	9.98	0.11	(0.25)	(0.14)	(0.12)	(0.25)	(0.37)	9.47	(1.30)		4,554	1.45	1.07		1.13	125
R3	9.91	0.05	(0.24)	(0.19)	(0.06)	(0.25)	(0.31)	9.41	(1.84)		1,226	2.09	1.62		0.55	125
R4	9.95	0.08	(0.25)	(0.17)	(0.09)	(0.25)	(0.34)	9.44	(1.62)		1,149	1.78	1.32		0.85	125
R5	9.98	0.11	(0.25)	(0.14)	(0.12)	(0.25)	(0.37)	9.47	(1.30)		1,057	1.47	1.02		1.15	125
Y	9.98	0.12	(0.26)	(0.14)	(0.12)	(0.25)	(0.37)	9.47	(1.25)		10,625	1.37	0.96		1.21	125

The Hartford International Growth Fund

For the Year Ended October 31, 2019
A	$13.85	$0.09	$1.51	$1.60	$(0.08)	$(0.97)	$(1.05)	$14.40	12.97%		$128,065	1.38%	1.30%		0.66%	64%
C	12.71	(0.01)	1.39	1.38	—	(0.97)	(0.97)	13.12	12.16		6,842	2.15	2.05		(0.11)	64
I	13.75	0.14	1.49	1.63	(0.12)	(0.97)	(1.09)	14.29	13.41		39,175	0.99	0.94		1.04	64
R3	14.00	0.06	1.53	1.59	(0.03)	(0.97)	(1.00)	14.59	12.63		632	1.63	1.57		0.44	64
R4	14.21	0.09	1.56	1.65	(0.06)	(0.97)	(1.03)	14.83	12.99		4,102	1.33	1.27		0.67	64
R5	14.34	0.14	1.57	1.71	(0.12)	(0.97)	(1.09)	14.96	13.40		25,303	1.02	0.96		1.00	64
R6	14.41	0.16	1.57	1.73	(0.13)	(0.97)	(1.10)	15.04	13.48		3,059	0.91	0.85		1.09	64
Y	14.39	0.15	1.57	1.72	(0.13)	(0.97)	(1.10)	15.01	13.45		18,100	0.98	0.92		1.05	64
F	13.77	0.15	1.49	1.64	(0.13)	(0.97)	(1.10)	14.31	13.50		112,149	0.91	0.85		1.12	64

For the Year Ended October 31, 2018
A	$15.21	$0.10	$(1.38)	$(1.28)	$(0.08)	$—	$(0.08)	$13.85	(8.47)%		$123,681	1.40%	1.30%		0.64%	76%
C	13.99	(0.01)	(1.27)	(1.28)	—	—	—	12.71	(9.15)		7,962	2.21	2.05		(0.09)	76
I	15.09	0.15	(1.37)	(1.22)	(0.12)	—	(0.12)	13.75	(8.16)		35,144	1.04	0.98		0.98	76
R3	15.36	0.06	(1.41)	(1.35)	(0.01)	—	(0.01)	14.00	(8.72)		556	1.67	1.60		0.36	76
R4	15.59	0.09	(1.39)	(1.30)	(0.08)	—	(0.08)	14.21	(8.41)		8,748	1.36	1.30		0.59	76
R5	15.74	0.17	(1.45)	(1.28)	(0.12)	—	(0.12)	14.34	(8.19)		21,691	1.06	1.00		1.03	76
R6(14)	16.23	0.02	(1.84)	(1.82)	—	—	—	14.41	(11.21	)(5)	583	0.94 (6)	0.86	(6)	0.22 (6)	76
Y	15.79	0.17	(1.44)	(1.27)	(0.13)	—	(0.13)	14.39	(8.13)		16,422	0.98	0.91		1.05	76
F	15.11	0.16	(1.37)	(1.21)	(0.13)	—	(0.13)	13.77	(8.10)		94,527	0.95	0.89		1.07	76

For the Year Ended October 31, 2017
A	$12.24	$0.09	$3.02	$3.11	$(0.14)	$—	$(0.14)	$15.21	25.79%		$124,332	1.48%	1.30%		0.71%	82%
C	11.26	(0.01)	2.79	2.78	(0.05)	—	(0.05)	13.99	24.88		15,539	2.21	2.05		(0.06)	82
I	12.16	0.15	2.96	3.11	(0.18)	—	(0.18)	15.09	26.05		26,644	1.34	1.00		1.18	82
R3	12.33	0.06	3.05	3.11	(0.08)	—	(0.08)	15.36	25.48		649	1.81	1.60		0.45	82
R4	12.55	0.10	3.09	3.19	(0.15)	—	(0.15)	15.59	25.75		11,579	1.39	1.30		0.75	82
R5	12.67	0.13	3.12	3.25	(0.18)	—	(0.18)	15.74	26.23		7,184	1.10	1.00		0.93	82
Y	12.71	0.11	3.16	3.27	(0.19)	—	(0.19)	15.79	26.20		11,865	1.01	0.95		0.81	82
F(7)	12.18	0.06	2.87	2.93	—	—	—	15.11	24.06	(5)	61,131	0.99 (6)	0.90	(6)	0.65 (6)	82

The accompanying notes are an integral part of these financial statements.

72

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford International Growth Fund – (continued)

For the Year Ended October 31, 2016
A	$12.38	$0.13	$(0.19)	$(0.06)	$(0.08)	$—	$(0.08)	$12.24	(0.39)%	$109,049	1.56%	1.32	%(15)	1.07%	89%
B	11.41	0.02	(0.16)	(0.14)	—	—	—	11.27	(1.23)	911	2.69	2.07	(15)	0.19	89
C	11.40	0.03	(0.16)	(0.13)	(0.01)	—	(0.01)	11.26	(1.22)	14,706	2.27	2.07	(15)	0.30	89
I	12.30	0.17	(0.18)	(0.01)	(0.13)	—	(0.13)	12.16	(0.12)	35,437	1.19	1.02	(15)	1.39	89
R3	12.50	0.10	(0.20)	(0.10)	(0.07)	—	(0.07)	12.33	(0.78)	1,027	1.79	1.62	(15)	0.81	89
R4	12.72	0.15	(0.20)	(0.05)	(0.12)	—	(0.12)	12.55	(0.45)	10,542	1.43	1.32	(15)	1.18	89
R5	12.82	0.17	(0.19)	(0.02)	(0.13)	—	(0.13)	12.67	(0.17)	5,925	1.13	1.02	(15)	1.39	89
Y	12.86	0.16	(0.17)	(0.01)	(0.14)	—	(0.14)	12.71	(0.09)	17,282	1.03	0.97	(15)	1.25	89

For the Year Ended October 31, 2015
A	$12.56	$0.08	$(0.24)	$(0.16)	$(0.02)	$—	$(0.02)	$12.38	(1.31)%	$119,554	1.51%	1.43%		0.65%	121%
B	11.65	(0.03)	(0.21)	(0.24)	—	—	—	11.41	(2.06)	2,379	2.63	2.20		(0.24)	121
C	11.63	—	(0.23)	(0.23)	—	—	—	11.40	(1.98)	18,454	2.22	2.14		(0.04)	121
I	12.51	0.16	(0.28)	(0.12)	(0.09)	—	(0.09)	12.30	(0.98)	42,404	1.09	1.03		1.27	121
R3	12.68	0.08	(0.26)	(0.18)	—	—	—	12.50	(1.42)	1,152	1.75	1.60		0.59	121
R4	12.92	0.11	(0.25)	(0.14)	(0.06)	—	(0.06)	12.72	(1.09)	6,280	1.39	1.30		0.84	121
R5	13.01	0.18	(0.28)	(0.10)	(0.09)	—	(0.09)	12.82	(0.83)	5,915	1.08	1.00		1.33	121
Y	13.06	0.14	(0.25)	(0.11)	(0.09)	—	(0.09)	12.86	(0.79)	39,569	0.97	0.95		1.09	121

The Hartford International Opportunities Fund

For the Year Ended October 31, 2019
A	$14.66	$0.21	$1.36	$1.57	$(0.18)	$(0.35)	$(0.53)	$15.70	11.32%	$464,083	1.12%	1.12%		1.42%	92%
C	12.74	0.08	1.19	1.27	(0.03)	(0.35)	(0.38)	13.63	10.46	37,457	1.89	1.89		0.64	92
I	14.60	0.25	1.35	1.60	(0.23)	(0.35)	(0.58)	15.62	11.67	350,647	0.79	0.79		1.71	92
R3	14.87	0.17	1.39	1.56	(0.13)	(0.35)	(0.48)	15.95	11.03	51,593	1.42	1.42		1.14	92
R4	15.16	0.22	1.41	1.63	(0.18)	(0.35)	(0.53)	16.26	11.34	133,349	1.12	1.12		1.44	92
R5	15.32	0.27	1.42	1.69	(0.23)	(0.35)	(0.58)	16.43	11.73	265,062	0.80	0.80		1.74	92
R6	15.42	0.30	1.41	1.71	(0.25)	(0.35)	(0.60)	16.53	11.78	638,619	0.70	0.70		1.93	92
Y	15.41	0.28	1.43	1.71	(0.24)	(0.35)	(0.59)	16.53	11.80	981,426	0.78	0.75		1.80	92
F	14.61	0.27	1.35	1.62	(0.25)	(0.35)	(0.60)	15.63	11.82	660,251	0.70	0.70		1.82	92

For the Year Ended October 31, 2018
A	$17.49	$0.18	$(2.19)	$(2.01)	$(0.21)	$(0.61)	$(0.82)	$14.66	(12.07)%	$480,730	1.10%	1.10%		1.05%	76%
C	15.33	0.05	(1.90)	(1.85)	(0.13)	(0.61)	(0.74)	12.74	(12.71)	48,193	1.87	1.86		0.32	76
I	17.41	0.24	(2.19)	(1.95)	(0.25)	(0.61)	(0.86)	14.60	(11.81)	457,499	0.79	0.79		1.41	76
R3	17.73	0.13	(2.22)	(2.09)	(0.16)	(0.61)	(0.77)	14.87	(12.33)	57,967	1.41	1.41		0.73	76
R4	18.06	0.18	(2.26)	(2.08)	(0.21)	(0.61)	(0.82)	15.16	(12.07)	157,811	1.11	1.11		1.04	76
R5	18.24	0.24	(2.29)	(2.05)	(0.26)	(0.61)	(0.87)	15.32	(11.82)	253,440	0.80	0.80		1.35	76
R6	18.34	0.27	(2.30)	(2.03)	(0.28)	(0.61)	(0.89)	15.42	(11.69)	505,433	0.70	0.70		1.56	76
Y	18.34	0.25	(2.30)	(2.05)	(0.27)	(0.61)	(0.88)	15.41	(11.77)	1,029,715	0.74	0.74		1.41	76
F	17.43	0.25	(2.18)	(1.93)	(0.28)	(0.61)	(0.89)	14.61	(11.72)	599,574	0.70	0.70		1.49	76

For the Year Ended October 31, 2017
A	$14.36	$0.18	$3.10	$3.28	$(0.15)	$—	$(0.15)	$17.49	23.07%	$571,753	1.14%	1.14%		1.11%	102%
C	12.61	0.05	2.73	2.78	(0.06)	—	(0.06)	15.33	22.13	67,778	1.88	1.88		0.37	102
I	14.31	0.24	3.07	3.31	(0.21)	—	(0.21)	17.41	23.36	428,563	0.89	0.89		1.54	102
R3	14.58	0.14	3.14	3.28	(0.13)	—	(0.13)	17.73	22.69	69,884	1.42	1.42		0.87	102
R4	14.84	0.19	3.20	3.39	(0.17)	—	(0.17)	18.06	23.07	192,812	1.12	1.12		1.17	102
R5	14.98	0.25	3.22	3.47	(0.21)	—	(0.21)	18.24	23.47	240,029	0.82	0.82		1.52	102
R6	15.06	0.29	3.21	3.50	(0.22)	—	(0.22)	18.34	23.59	218,688	0.71	0.71		1.70	102
Y	15.07	0.24	3.25	3.49	(0.22)	—	(0.22)	18.34	23.51	1,131,809	0.74	0.74		1.49	102
F(7)	14.79	0.20	2.44	2.64	—	—	—	17.43	17.85 (5)	526,321	0.71 (6)	0.71	(6)	1.75 (6)	102

The accompanying notes are an integral part of these financial statements.

73

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford International Opportunities Fund – (continued)

For the Year Ended October 31, 2016
A	$15.11	$0.18		$(0.59)	$(0.41)	$(0.11)	$(0.23)	$(0.34)	$14.36	(2.68)%	$483,835	1.20%	1.20%	1.27%	82%
B	13.69	0.03		(0.52)	(0.49)	—	(0.23)	(0.23)	12.97	(3.52)	1,354	2.39	2.04	0.26	82
C	13.32	0.07		(0.53)	(0.46)	(0.02)	(0.23)	(0.25)	12.61	(3.38)	54,507	1.93	1.93	0.52	82
I	15.07	0.23		(0.60)	(0.37)	(0.16)	(0.23)	(0.39)	14.31	(2.34)	271,707	0.88	0.88	1.65	82
R3	15.33	0.15		(0.60)	(0.45)	(0.07)	(0.23)	(0.30)	14.58	(2.88)	58,367	1.45	1.45	1.02	82
R4	15.59	0.19		(0.60)	(0.41)	(0.11)	(0.23)	(0.34)	14.84	(2.58)	139,731	1.14	1.14	1.32	82
R5	15.74	0.24		(0.61)	(0.37)	(0.16)	(0.23)	(0.39)	14.98	(2.33)	101,936	0.84	0.84	1.64	82
R6	15.82	0.28		(0.64)	(0.36)	(0.17)	(0.23)	(0.40)	15.06	(2.23)	29,571	0.74	0.74	1.87	82
Y	15.82	0.27		(0.62)	(0.35)	(0.17)	(0.23)	(0.40)	15.07	(2.16)	1,093,849	0.74	0.74	1.80	82

For the Year Ended October 31, 2015
A	$16.96	$0.15		$0.04	$0.19	$(0.17)	$(1.87)	$(2.04)	$15.11	1.59%	$545,253	1.19%	1.19%	0.99%	78%
B	15.52	0.01		0.05	0.06	(0.02)	(1.87)	(1.89)	13.69	0.79	4,594	2.30	2.03	0.07	78
C	15.20	0.03		0.04	0.07	(0.08)	(1.87)	(1.95)	13.32	0.90	60,015	1.92	1.92	0.23	78
I	16.91	0.20		0.05	0.25	(0.22)	(1.87)	(2.09)	15.07	2.03	102,836	0.84	0.84	1.27	78
R3	17.18	0.12		0.04	0.16	(0.14)	(1.87)	(2.01)	15.33	1.36	48,652	1.44	1.44	0.75	78
R4	17.43	0.16		0.05	0.21	(0.18)	(1.87)	(2.05)	15.59	1.68	122,311	1.14	1.14	1.03	78
R5	17.58	0.21		0.04	0.25	(0.22)	(1.87)	(2.09)	15.74	1.94	98,671	0.84	0.84	1.32	78
R6(16)	17.42	0.07		0.43	0.50	(0.23)	(1.87)	(2.10)	15.82	3.44 (5)	2,984	0.85 (6)	0.85 (6)	0.46 (6)	78
Y	17.66	0.23		0.03	0.26	(0.23)	(1.87)	(2.10)	15.82	2.03	648,411	0.74	0.74	1.42	78

The Hartford International Small Company Fund

For the Year Ended October 31, 2019
A	$14.00	$0.09		$(0.40)	$(0.31)	$(0.07)	$(1.76)	$(1.83)	$11.86	(0.60)%	$41,036	1.53%	1.49%	0.74%	44%
C	12.52	0.0	(19)	(0.36)	(0.36)	—	(1.76)	(1.76)	10.40	(1.26)	2,867	2.27	2.24	(0.02)	44
I	13.91	0.12		(0.39)	(0.27)	(0.11)	(1.76)	(1.87)	11.77	(0.23)	5,545	1.20	1.17	1.00	44
R3	14.08	0.07		(0.39)	(0.32)	(0.03)	(1.76)	(1.79)	11.97	(0.70)	6,440	1.74	1.65	0.61	44
R4	14.18	0.11		(0.41)	(0.30)	(0.08)	(1.76)	(1.84)	12.04	(0.42)	3,177	1.44	1.35	0.90	44
R5	14.28	0.13		(0.40)	(0.27)	(0.13)	(1.76)	(1.89)	12.12	(0.11)	697	1.15	1.05	1.06	44
Y	14.29	0.16		(0.41)	(0.25)	(0.14)	(1.76)	(1.90)	12.14	(0.06)	35,995	1.09	1.00	1.30	44
F	13.93	0.14		(0.40)	(0.26)	(0.14)	(1.76)	(1.90)	11.77	(0.12)	1,373	1.03	1.00	1.20	44

For the Year Ended October 31, 2018
A	$17.51	$0.10		$(2.34)	$(2.24)	$(0.20)	$(1.07)	$(1.27)	$14.00	(13.85)%	$51,258	1.46%	1.46%	0.61%	38%
C	15.80	(0.02)		(2.10)	(2.12)	(0.09)	(1.07)	(1.16)	12.52	(14.50)	4,669	2.24	2.22	(0.13)	38
I	17.41	0.14		(2.31)	(2.17)	(0.26)	(1.07)	(1.33)	13.91	(13.55)	23,382	1.08	1.08	0.83	38
R3	17.61	0.07		(2.36)	(2.29)	(0.17)	(1.07)	(1.24)	14.08	(14.02)	7,505	1.70	1.65	0.44	38
R4	17.70	0.12		(2.37)	(2.25)	(0.20)	(1.07)	(1.27)	14.18	(13.71)	5,176	1.40	1.35	0.73	38
R5	17.82	0.18		(2.39)	(2.21)	(0.26)	(1.07)	(1.33)	14.28	(13.46)	1,922	1.11	1.05	1.04	38
Y	17.83	0.18		(2.39)	(2.21)	(0.26)	(1.07)	(1.33)	14.29	(13.43)	113,001	1.00	1.00	1.07	38
F	17.42	0.18		(2.33)	(2.15)	(0.27)	(1.07)	(1.34)	13.93	(13.43)	60,870	0.99	0.99	1.12	38

For the Year Ended October 31, 2017
A	$13.61	$0.09		$3.87	$3.96	$(0.06)	$—	$(0.06)	$17.51	29.29%	$63,826	1.43%	1.43%	0.59%	36%
C	12.32	(0.02)		3.50	3.48	—	—	—	15.80	28.25	11,541	2.18	2.17	(0.15)	36
I	13.53	0.15		3.84	3.99	(0.11)	—	(0.11)	17.41	29.76	61,910	1.05	1.05	0.97	36
R3	13.69	0.06		3.89	3.95	(0.03)	—	(0.03)	17.61	28.95	9,709	1.69	1.65	0.37	36
R4	13.77	0.11		3.90	4.01	(0.08)	—	(0.08)	17.70	29.35	8,412	1.39	1.35	0.71	36
R5	13.86	0.15		3.93	4.08	(0.12)	—	(0.12)	17.82	29.75	2,241	1.09	1.05	0.99	36
Y	13.88	0.14		3.94	4.08	(0.13)	—	(0.13)	17.83	29.72	157,763	1.00	1.00	0.91	36
F(7)	14.12	0.13		3.17	3.30	—	—	—	17.42	23.37 (5)	74,987	0.98 (6)	0.98 (6)	1.24 (6)	36

The accompanying notes are an integral part of these financial statements.

74

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford International Small Company Fund – (continued)

For the Year Ended October 31, 2016
A	$14.49	$0.07	$(0.83)	$(0.76)	$(0.05)	$(0.07)	$(0.12)	$13.61	(5.31)%	$61,507	1.47%	1.47	%(17)	0.48%	43%
B	13.56	(0.07)	(0.75)	(0.82)	—	(0.07)	(0.07)	12.67	(6.05)	318	2.70	2.29	(17)	(0.53)	43
C	13.18	(0.03)	(0.76)	(0.79)	—	(0.07)	(0.07)	12.32	(5.99)	11,202	2.21	2.21	(17)	(0.27)	43
I	14.41	0.11	(0.81)	(0.70)	(0.11)	(0.07)	(0.18)	13.53	(4.90)	66,525	1.11	1.11	(17)	0.83	43
R3	14.58	0.04	(0.84)	(0.80)	(0.02)	(0.07)	(0.09)	13.69	(5.47)	8,954	1.69	1.66	(17)	0.32	43
R4	14.66	0.09	(0.85)	(0.76)	(0.06)	(0.07)	(0.13)	13.77	(5.17)	7,619	1.39	1.36	(17)	0.66	43
R5	14.76	0.21	(0.93)	(0.72)	(0.11)	(0.07)	(0.18)	13.86	(4.92)	1,975	1.10	1.06	(17)	1.51	43
Y	14.76	0.15	(0.84)	(0.69)	(0.12)	(0.07)	(0.19)	13.88	(4.73)	290,395	0.99	0.99	(17)	1.09	43

For the Year Ended October 31, 2015
A	$16.85	$0.04	$0.85	$0.89	$(0.24)	$(3.01)	$(3.25)	$14.49	7.24%	$74,087	1.47%	1.47%		0.27%	55%
B	15.88	(0.07)	0.83	0.76	(0.07)	(3.01)	(3.08)	13.56	6.64	1,072	2.58	2.16		(0.53)	55
C	15.61	(0.06)	0.78	0.72	(0.14)	(3.01)	(3.15)	13.18	6.56	15,623	2.19	2.19		(0.47)	55
I	16.76	0.11	0.83	0.94	(0.28)	(3.01)	(3.29)	14.41	7.68	77,563	1.09	1.09		0.76	55
R3	16.94	0.01	0.87	0.88	(0.23)	(3.01)	(3.24)	14.58	7.12	10,022	1.69	1.65		0.10	55
R4	17.02	0.06	0.87	0.93	(0.28)	(3.01)	(3.29)	14.66	7.43	7,413	1.39	1.35		0.42	55
R5	17.11	0.11	0.86	0.97	(0.31)	(3.01)	(3.32)	14.76	7.69	476	1.12	1.05		0.75	55
Y	17.12	0.12	0.85	0.97	(0.32)	(3.01)	(3.33)	14.76	7.72	166,480	0.99	0.99		0.82	55

The Hartford International Value Fund

For the Year Ended October 31, 2019
A	$15.11	$0.31	$0.15	$0.46	$(0.34)	$(0.70)	$(1.04)	$14.53	3.90%	$205,566	1.20%	1.20%		2.19%	51%
C	14.86	0.20	0.17	0.37	(0.22)	(0.70)	(0.92)	14.31	3.14	17,367	1.95	1.95		1.45	51
I	15.28	0.39	0.12	0.51	(0.40)	(0.70)	(1.10)	14.69	4.20	1,004,021	0.91	0.91		2.74	51
R3	15.17	0.25	0.18	0.43	(0.28)	(0.70)	(0.98)	14.62	3.53	669	1.54	1.54		1.80	51
R4	15.20	0.31	0.15	0.46	(0.34)	(0.70)	(1.04)	14.62	3.85	1,396	1.25	1.25		2.17	51
R5	15.32	0.39	0.11	0.50	(0.40)	(0.70)	(1.10)	14.72	4.13	34,293	0.95	0.95		2.80	51
R6(12)	14.59	0.30	0.14	0.44	—	—	—	15.03	3.05 (5)	170,365	0.84 (6)	0.84	(6)	3.15 (6)	51
Y	15.60	0.38	0.14	0.52	(0.40)	(0.70)	(1.10)	15.02	4.21	619,624	0.90	0.89		2.63	51
F	15.30	0.36	0.15	0.51	(0.41)	(0.70)	(1.11)	14.70	4.24	280,593	0.84	0.84		2.55	51

For the Year Ended October 31, 2018
A	$17.87	$0.28	$(1.88)	$(1.60)	$(0.55)	$(0.61)	$(1.16)	$15.11	(9.67)%	$293,131	1.20%	1.20%		1.65%	22%
C	17.61	0.15	(1.85)	(1.70)	(0.44)	(0.61)	(1.05)	14.86	(10.32)	26,524	1.92	1.92		0.92	22
I	18.07	0.33	(1.90)	(1.57)	(0.61)	(0.61)	(1.22)	15.28	(9.41)	905,960	0.90	0.90		1.91	22
R3	17.99	0.23	(1.91)	(1.68)	(0.53)	(0.61)	(1.14)	15.17	(10.02)	851	1.55	1.55		1.32	22
R4	17.98	0.28	(1.90)	(1.62)	(0.55)	(0.61)	(1.16)	15.20	(9.71)	1,441	1.25	1.25		1.64	22
R5	18.13	0.34	(1.93)	(1.59)	(0.61)	(0.61)	(1.22)	15.32	(9.46)	30,210	0.93	0.93		1.98	22
Y	18.43	0.35	(1.95)	(1.60)	(0.62)	(0.61)	(1.23)	15.60	(9.39)	685,942	0.87	0.87		1.99	22
F	18.09	0.37	(1.93)	(1.56)	(0.62)	(0.61)	(1.23)	15.30	(9.31)	382,297	0.83	0.83		2.16	22

For the Year Ended October 31, 2017
A	$15.02	$0.28	$3.28	$3.56	$(0.27)	$(0.44)	$(0.71)	$17.87	24.76%	$379,165	1.32%	1.32%		1.77%	26%
C	14.80	0.18	3.24	3.42	(0.17)	(0.44)	(0.61)	17.61	24.01	34,949	1.93	1.93		1.14	26
I	15.19	0.40	3.26	3.66	(0.34)	(0.44)	(0.78)	18.07	25.21	1,196,683	0.93	0.93		2.43	26
R3	15.14	0.25	3.30	3.55	(0.26)	(0.44)	(0.70)	17.99	24.46	933	1.57	1.57		1.51	26
R4	15.12	0.31	3.28	3.59	(0.29)	(0.44)	(0.73)	17.98	24.83	1,758	1.25	1.25		1.91	26
R5	15.24	0.46	3.21	3.67	(0.34)	(0.44)	(0.78)	18.13	25.18	21,727	0.93	0.93		2.65	26
Y	15.48	0.40	3.34	3.74	(0.35)	(0.44)	(0.79)	18.43	25.29	736,027	0.86	0.86		2.37	26
F(7)	15.50	0.31	2.28	2.59	—	—	—	18.09	16.71 (5)	377,877	0.83 (6)	0.83	(6)	2.61 (6)	26

The accompanying notes are an integral part of these financial statements.

75

Hartford International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

The Hartford International Value Fund – (continued)

For the Year Ended October 31, 2016
A	$14.31	$0.19	$0.96	$1.15	$(0.18)	$(0.26)	$(0.44)	$15.02	8.38%	$445,154	1.35%	1.35	%(18)	1.40%	32%
C	14.06	0.09	0.96	1.05	(0.05)	(0.26)	(0.31)	14.80	7.70	34,860	2.00	2.00	(18)	0.70	32
I	14.45	0.24	0.98	1.22	(0.22)	(0.26)	(0.48)	15.19	8.84	685,403	0.98	0.98	(18)	1.74	32
R3	14.28	0.12	1.00	1.12	—	(0.26)	(0.26)	15.14	8.08	545	1.61	1.61	(18)	0.85	32
R4	14.36	0.19	0.98	1.17	(0.15)	(0.26)	(0.41)	15.12	8.48	1,679	1.30	1.30	(18)	1.36	32
R5	14.46	0.23	0.99	1.22	(0.18)	(0.26)	(0.44)	15.24	8.83	708	1.00	1.00	(18)	1.67	32
Y	14.72	0.27	0.98	1.25	(0.23)	(0.26)	(0.49)	15.48	8.90	361,119	0.89	0.89	(18)	1.88	32

For the Year Ended October 31, 2015
A	$14.37	$0.16	$(0.15)	$0.01	$(0.07)	$—	$(0.07)	$14.31	0.08%	$376,993	1.35%	1.35%		1.11%	23%
C	14.16	0.03	(0.11)	(0.08)	(0.02)	—	(0.02)	14.06	(0.56)	47,089	2.01	2.01		0.24	23
I	14.49	0.18	(0.12)	0.06	(0.10)	—	(0.10)	14.45	0.45	679,114	0.98	0.98		1.24	23
R3	14.33	0.10	(0.12)	(0.02)	(0.03)	—	(0.03)	14.28	(0.15)	1,279	1.60	1.60		0.68	23
R4	14.42	0.16	(0.15)	0.01	(0.07)	—	(0.07)	14.36	0.08	2,431	1.30	1.30		1.08	23
R5	14.50	0.19	(0.13)	0.06	(0.10)	—	(0.10)	14.46	0.40	1,183	0.99	0.99		1.25	23
Y	14.75	0.21	(0.13)	0.08	(0.11)	—	(0.11)	14.72	0.55	179,103	0.90	0.90		1.41	23

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Includes the Fund’s share of the Master Portfolio’s allocated expenses.
(5)	Not annualized.
(6)	Annualized.
(7)	Commenced operations on February 28, 2017.
(8)

Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(9)

Excluding the expenses not subject to cap, the ratios would have been 1.75%, 2.50%, 1.35%, 1.95%, 1.65%, 1.35% and 1.30% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(10)	Commenced operations on February 29, 2016
(11)	The portfolio turnover of the Fund is reflective of the portfolio turnover of the Master Portfolio.
(12)	Commenced operations on February 28, 2019.
(13)

Excluding the expenses not subject to cap, the ratios would have been 1.19%, 1.94%, 1.94%, 0.89%, 1.49%, 1.19%, 0.89% and 0.79% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(14)	Commenced operations on February 28, 2018.
(15)

Excluding the expenses not subject to cap, the ratios would have been 1.30%, 2.05%, 2.05%, 1.00%, 1.60%, 1.30%, 1.00% and 0.95% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(16)	Commenced operations on November 7, 2014.
(17)

Excluding the expenses not subject to cap, the ratios would have been 1.46%, 2.28%, 2.20%, 1.10%, 1.65%, 1.35%, 1.05% and 0.98% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(18)

Excluding the expenses not subject to cap, the ratios would have been 1.34%, 1.99%, 0.97%, 1.60%, 1.29%, 0.99%, and 0.88% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(19)	Amount is less than $0.01 per share.
(20)

Effective October 7, 2019, the Global Impact Fund commenced operations as a stand-alone fund. The portfolio turnover is reflective of the activity from October 7, 2019 to October 31, 2019. The blended portfolio turnover rate of the Global Impact Fund and its former master portfolio, the Global Impact Master Portfolio (the “Master Portfolio”), is 108%, which reflects the portfolio turnover of the Master Portfolio from November 1, 2018 through October 4, 2019 and the Global Impact Fund from October 7, 2019 to October 31, 2019.

The accompanying notes are an integral part of these financial statements.

76

Hartford International/Global Equity Funds

Notes to Financial Statements

October 31, 2019

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty-eight series, as of October 31, 2019. Financial statements for the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

Hartford Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”)

Hartford Environmental Opportunities Fund (the “Environmental Opportunities Fund”)

Hartford Global Impact Fund (the “Global Impact Fund”)

Hartford International Equity Fund (the “International Equity Fund”)

The Hartford International Growth Fund (the “International Growth Fund”)

The Hartford International Opportunities Fund (the “International Opportunities Fund”)

The Hartford International Small Company Fund (the “International Small Company Fund”)

The Hartford International Value Fund (the “International Value Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Prior to the close of business on October 4, 2019, the Global Impact Fund invested all of its investable assets in the Global Impact Master Portfolio (the “Master Portfolio”), a statutory trust organized under the laws of the State of Delaware. As of the close of business on October 4, 2019, the Global Impact Fund received its pro-rata share of net assets from the Master Portfolio as part of the termination of the Master Portfolio. Effective October 7, 2019, the Global Impact Fund commenced operations as a stand-alone fund.

Each Fund has registered for sale Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F shares. In addition, each Fund, except International Small Company Fund, has registered for sale Class R6 shares. Class A shares of each Fund are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective October 1, 2018, Class C shares automatically convert to Class A shares of the same Fund after ten years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least ten years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge. The International Small Company Fund, International Value Fund, and certain classes of the International Equity Fund are closed to new investors, subject to certain exceptions. For more information, please see the Funds’ prospectus.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other

77

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are

78

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-advisor(s), as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

Please refer to Note 9 for Securities Lending Information.

Prior to the close of business on October 4, 2019, the net investment income or loss of the Global Impact Fund consisted of the Global Impact Fund’s pro-rata share of the net investment income or loss of the Master Portfolio, less all actual and accrued expenses of the Global Impact Fund.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized gain on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

79

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the year ended October 31, 2019, Global Impact Fund and International Value Fund had used Foreign Currency Contracts.

b)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year ended October 31, 2019, Emerging Markets Equity Fund, International Equity Fund, International Small Company Fund and International Value Fund had used Futures Contracts.

80

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

c)	Additional Derivative Instrument Information:

Emerging Markets Equity Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$85,549	$—	$—	$85,549

Total	$—	$—	$—	$85,549	$—	$—	$85,549

(1)

Amount represents the cumulative appreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$(170,292)	$—	$—	$(170,292)

Total	$—	$—	$—	$(170,292)	$—	$—	$(170,292)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$63,975	$—	$—	$63,975

Total	$—	$—	$—	$63,975	$—	$—	$63,975

For the year ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	70

Global Impact Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(11,302)	$—	$—	$—	$—	$(11,302)

Total	$—	$(11,302)	$—	$—	$—	$—	$(11,302)

81

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

International Equity Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$131,953	$—	$—	$131,953

Total	$—	$—	$—	$131,953	$—	$—	$131,953

Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$15,005	$—	$—	$15,005

Total	$—	$—	$—	$15,005	$—	$—	$15,005

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$2,724,213	$—	$—	$2,724,213

Total	$—	$—	$—	$2,724,213	$—	$—	$2,724,213

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$(100,113)	$—	$—	$(100,113)

Total	$—	$—	$—	$(100,113)	$—	$—	$(100,113)

For the year ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	146

International Small Company Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$20,959	$—	$—	$20,959

Total	$—	$—	$—	$20,959	$—	$—	$20,959

(1)

Amount represents the cumulative appreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

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Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

International Small Company Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$20,959	$—	$—	$20,959

Total	$—	$—	$—	$20,959	$—	$—	$20,959

For the year ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	485

International Value Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$337,626	$—	$—	$337,626

Total	$—	$—	$—	$337,626	$—	$—	$337,626

(1)

Amount represents the cumulative appreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$2,112,996	$—	$—	$2,112,996
Net realized gain (loss) on foreign currency contracts	—	338,299	—	—	—	—	338,299

Total	$—	$338,299	$—	$2,112,996	$—	$—	$2,451,295

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$337,626	$—	$—	$337,626

Total	$—	$—	$—	$337,626	$—	$—	$337,626

For the year ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	468
Foreign Currency Contracts Purchased at Contract Amount	$22,278,051
Foreign Currency Contracts Sold at Contract Amount	$27,027

83

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

d)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of October 31, 2019:

Emerging Markets Equity Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$85,549	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	85,549	—

Derivatives not subject to a MNA	(85,549)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

International Equity Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$131,953	$(15,005)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	131,953	(15,005)

Derivatives not subject to a MNA	(131,953)	15,005

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

International Small Company Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$20,959	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	20,959	—

Derivatives not subject to a MNA	(20,959)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

International Value Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$337,626	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	337,626	—

Derivatives not subject to a MNA	(337,626)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

84

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2019. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2019 and October 31, 2018 are as follows:

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
Fund	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Emerging Markets Equity Fund	$2,661,520	$—	$1,388,085	$—
Environmental Opportunities Fund	815,434	2,715,995	962,208	2,416,813
Global Impact Fund	3,814,750	—	898,110	—
International Equity Fund	2,079,593	2,520,771	1,006,796	740,188
International Growth Fund	2,456,585	21,463,859	1,800,550	—
International Opportunities Fund	52,957,294	81,134,153	110,128,068	63,832,073
International Small Company Fund	6,806,759	26,531,006	12,899,138	16,364,795
International Value Fund	70,664,397	77,265,580	143,484,786	43,582,944

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Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

As of October 31, 2019, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) on Investments(1)	Total Accumulated Earnings (Deficit)
Emerging Markets Equity Fund	$6,603,767	$—	$(33,016,949)	$7,795,544	$(18,617,638)
Environmental Opportunities Fund	178,853	783,777	—	1,127,518	2,090,148
Global Impact Fund	362,785	—	(1,051,389)	3,753,576	3,064,972
International Equity Fund	21,477,097	—	(37,821,331)	28,398,642	12,054,408
International Growth Fund	2,743,080	—	(11,973,201)	43,234,553	34,004,432
International Opportunities Fund	58,064,975	—	(213,610,331)	294,563,807	139,018,451
International Small Company Fund	2,234,369	—	(27,347,510)	761,799	(24,351,342)
International Value Fund	68,790,397	—	(57,808,544)	(147,470,494)	(136,488,641)

(1)

Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as non-deductible expenses from partnership investments and adjustments due to liquidation of master partnership fund. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year or period ended October 31, 2019, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in Capital	Distributable Earnings (Loss)
Global Impact Fund	$(639,511)	$639,511
International Equity Fund	243,059	(243,059)

e)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2019 is different from book purposes primarily due to wash sale loss deferrals and passive foreign investment company (PFIC) mark-to-market adjustments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on futures and PFICs. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Equity Fund	$302,406,643	$25,293,394	$(17,373,384)	$7,920,010
Environmental Opportunities Fund	19,844,141	1,976,699	(848,353)	1,128,346
Global Impact Fund	42,942,675	4,744,893	(990,750)	3,754,143
International Equity Fund	945,296,971	71,771,762	(43,329,093)	28,442,669
International Growth Fund	304,470,785	51,202,318	(7,947,368)	43,254,950
International Opportunities Fund	3,353,687,609	371,131,031	(76,515,320)	294,615,711
International Small Company Fund	41,628,883	1,492,920	(1,054,911)	438,009
International Value Fund	2,471,756,908	163,957,737	(311,446,700)	(147,488,963)

f)

Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period. At October 31, 2019 (tax year end), each Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration		Long-Term Capital Loss Carryforward with No Expiration
Emerging Markets Equity Fund	$32,979,728		$37,221
Global Impact Fund	10,680		1,040,709
International Equity Fund	27,749,520	*	10,071,811	*
International Growth Fund	11,973,201		—
International Opportunities Fund	171,670,331		41,940,000
International Small Company Fund	4,638,809		22,708,701
International Value Fund	—		57,808,544

•	Future utilization of losses are subject to limitation under current tax laws.

The Environmental Opportunities Fund had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2019.

86

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of October 31, 2019, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2019, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)

Investment Management Agreement – HFMC serves as each Fund’s investment manager. The Company, on behalf of each Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2019; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Emerging Markets Equity Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% over $1 billion

Environmental Opportunities Fund	0.6200% on first $500 million and;
0.6000% on next $500 million and;
0.5800% on next $1.5 billion and;
0.5750% on next $2.5 billion and;
0.5700% over $5 billion

Global Impact Fund	0.6200% on first $500 million and;
0.6000% on next $500 million and;
0.5800% on next $1.5 billion and;
0.5750% on next $2.5 billion and;
0.5700% over $5 billion

International Equity Fund	0.4600% on first $1 billion and;
0.4500% on next $1 billion and;
0.4400% on next $3 billion and
0.4300% over $5 billion

International Growth Fund	0.8000% on first $250 million and;
0.7500% on next $250 million and;
0.7000% on next $500 million and;
0.6500% over $1 billion

International Opportunities Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6400% on next $1.5 billion and;
0.6350% on next $2.5 billion and;
0.6300% on next $5 billion and;
0.6250% over $10 billion

International Small Company Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion

International Value Fund	0.8500% on first $500 million and;
0.8000% on next $500 million and;
0.7500% on next $4 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion

87

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

Prior to October 7, 2019, the Global Impact Fund had a management fee rate of 0% so long as the Global Impact Fund invested all (or substantially all) of its assets in the Master Portfolio. During this time, the Global Impact Fund paid its allocated share of the management fees of the Master Portfolio. The management fee schedule of the Master Portfolio was as follows during the fiscal year ended October 31, 2019:

0.6200% on first $500 million and;
0.6000% on next $500 million and;
0.5800% on next $1.5 billion and;
0.5750% on next $2.5 billion and;
0.5700% over $5 billion

b)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Emerging Markets Equity Fund, Environmental Opportunities Fund, International Equity Fund, International Growth Fund,
International Opportunities Fund, International Small Company Fund and International Value Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.018%
next $3.5 billion and	0.014%
Amount over $7 billion	0.010%

Effective October 7, 2019, the Fund Accounting Agreement with respect to Global Impact Fund was amended to reflect a change to the fund accounting fee paid to HFMC. Effective October 7, 2019, Global Impact Fund pays HFMC a fee calculated at the following annual rate based on its average daily net assets shown below.

Average Daily Net Assets	Annual Fee
First $3.5 billion	0.018%
Next $3.5 billion	0.014%
Amount Over $7 billion	0.010%

Prior to October 7, 2019, the Global Impact Fund had an accounting services fee of $52,000 per year.

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2019, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) for the Funds listed below through February 29, 2020, except as noted in the footnotes below:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Equity Fund(2)	1.45%	2.20%	1.20%	1.70%	1.45%	1.15%	0.98%	1.10%	0.98%
Environmental Opportunities Fund(3)	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.79%	0.69%
Global Impact Fund(1)(3)	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.79%	0.69%
International Equity Fund(2)	1.04%	1.79%	0.74%	1.26%	0.96%	0.66%	0.54%	0.65%	0.54%
International Growth Fund(2)	1.30%	2.05%	1.00%	1.57%	1.27%	1.00%	0.85%	0.95%	0.85%
International Small Company Fund(2)	1.60%	2.35%	1.35%	1.65%	1.35%	1.05%	N/A	1.00%	1.00%

(1)	This contractual arrangement will remain in effect until February 28, 2021 unless the Board of Directors of the Company approves its earlier termination.
(2)	Expense limitation was effective from November 1, 2018 through October 31, 2019.
(3)	Expense limitation was effective from March 1, 2019 through October 31, 2019.

From November 1, 2018 through February 28, 2019, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) for the following Funds, as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Environmental Opportunities Fund	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.75%	0.69%
Global Impact Fund	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.75%	0.69%

d)

Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In

88

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2019, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Equity Fund	1.39%	2.20%	1.09%	1.69%	1.39%	1.10%	0.98%	1.07%	0.98%
Environmental Opportunities Fund	1.08%	0.95%	0.77%	0.75%	0.84%	0.79%	0.67%	0.71%	0.69%
Global Impact Fund	1.10%	1.60%	0.73%	1.19%	0.95%	0.76%	0.63%	0.67%	0.66%
International Equity Fund	0.97%	1.71%	0.63%	1.24%	0.95%	0.65%	0.54%	0.62%	0.54%
International Growth Fund	1.30%	2.05%	0.94%	1.57%	1.27%	0.96%	0.85%	0.92%	0.85%
International Opportunities Fund	1.12%	1.88%	0.79%	1.41%	1.12%	0.80%	0.70%	0.75%	0.70%
International Small Company Fund	1.49%	2.24%	1.17%	1.65%	1.35%	1.05%	N/A	1.00%	1.00%
International Value Fund	1.20%	1.95%	0.91%	1.54%	1.25%	0.95%	0.84%	0.89%	0.84%

e)

Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2019, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Emerging Markets Equity Fund	$39,062	$8,089
Environmental Opportunities Fund	28,622	45
Global Impact Fund	686	5
International Equity Fund	210,723	5,483
International Growth Fund	174,316	5,631
International Opportunities Fund	652,047	19,319
International Small Company Fund	12,829	85
International Value Fund	10,690	2,137

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund. Such amounts are reflected as “Distribution fee reimbursements” on the Statement of Operations.

f)

Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2019, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Emerging Markets Equity Fund	$438
Environmental Opportunities Fund	60
Global Impact Fund	97
International Equity Fund	2,073
International Growth Fund	755
International Opportunities Fund	8,486
International Small Company Fund	530
International Value Fund	5,143

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer

89

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Notes to Financial Statements – (continued)

October 31, 2019

agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class Y	0.11%*
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class F	0.004%

*	From November 1, 2018 through April 30, 2019, the Specified Amount for Class Y shares for all Funds, except the International Equity Fund, was 0.06%.

Effective March 1, 2019, HASCO has contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to maintain the transfer agency fees as follows:

Fund	Class Y
International Opportunities Fund	0.05%
International Value Fund	0.06%

This contractual arrangement for each of these Funds will remain in effect until February 29, 2020 unless the Board of Directors approves its earlier termination.

Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the year or period ended October 31, 2019, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Equity Fund	0.16%	0.25%	0.11%	0.22%	0.17%	0.12%	0.00%	0.10%	0.00%
Environmental Opportunities Fund	0.14%	0.06%	0.05%	0.04%	0.05%	0.04%	0.00%	0.01%	0.00%
Global Impact Fund	0.21%	0.25%	0.08%	0.16%	0.17%	0.12%	0.00%	0.11%	0.00%
International Equity Fund	0.18%	0.18%	0.10%	0.21%	0.17%	0.11%	0.00%	0.08%	0.00%
International Growth Fund	0.23%	0.24%	0.09%	0.22%	0.17%	0.11%	0.00%	0.07%	0.00%
International Opportunities Fund	0.17%	0.18%	0.09%	0.21%	0.17%	0.10%	0.00%	0.05%	0.00%
International Small Company Fund	0.25%	0.24%	0.17%	0.21%	0.16%	0.12%	N/A	0.06%	0.00%
International Value Fund	0.11%	0.11%	0.07%	0.21%	0.17%	0.12%	0.00%	0.06%	0.00%

8.	Affiliate Holdings:

As of October 31, 2019, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6		Class Y	Class F
Emerging Markets Equity Fund	—	—	—	—	3%	—	1%		—	—
Environmental Opportunities Fund	—	—	—	100%	90%	100%	100%		—	—
Global Impact Fund	2%	34%	5%	5%	49%	100%	2%		5%	50%
International Equity Fund	—	—	—	—	—	—	—	%*	—	—
International Growth Fund	—	—	—	—	—	—	—	%*	—	—
International Value Fund	—	—	—	—	—	—	—	%*	—	—

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Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

Percentage of Fund by Class:

Fund	Class A		Class C		Class I	Class R3		Class R4		Class R5		Class R6		Class Y		Class F
Emerging Markets Equity Fund	—		—		—	—		—	%*			—	%*	—		—
Environmental Opportunities Fund	—		—		—	1%		1%		1%		1%		—		—
Global Impact Fund	—	%*	—	%*	1%	—	%*	—	%*	—	%*	—	%*	—	%*	33%
International Equity Fund	—		—		—	—		—		—		—	%*	—		—
International Growth Fund	—		—		—	—		—		—		—	%*	—		—
International Value Fund	—		—		—	—		—		—		—	%*	—		—

*	Percentage rounds to zero.

As of October 31, 2019, affiliated funds of funds and certain 529 plans administered by HFMC in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of its shares from these affiliated funds of funds and certain 529 plans administered by HFMC. Affiliated funds of funds and certain 529 plans administered by HFMC owned shares in the Funds listed below as follows:

Fund	Percentage of Fund*
Emerging Markets Equity Fund	6%
International Opportunities Fund	6%
International Value Fund	1%

*	As of October 31, 2019, the affiliated funds of funds and certain 529 plans administered by HFMC were invested in Class F shares.

9.	Securities Lending:

The Company has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.

The following table presents the market value of the Funds’ securities on loan, net of amounts available for offset under the master netting arrangements and any related collateral received by the Funds as of October 31, 2019.

	Investment Securities on Loan, at market value, Presented on the Statement of Assets and Liabilities(1)	Collateral Posted by Borrower(3)	Net Amount(2)
Emerging Markets Equity Fund	$885,816	$(885,816)	$—
Environmental Opportunities Fund	1,261,787	(1,261,787)	—
International Equity Fund	13,528,491	(13,528,491)	—
International Growth Fund	9,522,897	(9,522,897)	—
International Opportunities Fund	62,167,174	(62,167,174)	—
International Value Fund	9,676,919	(9,676,919)	—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.
(3)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash and non-cash collateral with value of $1,018,800, $1,341,239, $14,220,182, $9,910,550, $65,017,154 and $10,346,665, respectively, has been received by Emerging Markets Equity Fund, Environmental Opportunities Fund, International Equity Fund, International Growth Fund, International Opportunities Fund, and International Value Fund, respectively, in connection with securities lending transactions.

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October 31, 2019

10.	Secured Borrowings:

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019.

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Emerging Markets Equity Fund
Securities Lending Transactions(1)
Common Stocks	$1,018,800	$—	$—	$—	$1,018,800

Total Borrowings	$1,018,800	$—	$—	$—	$1,018,800

Gross amount of recognized liabilities for securities lending transactions					$1,018,800

Environmental Opportunities Fund
Securities Lending Transactions(1)
Common Stocks	$959,760	$—	$—	$—	$959,760

Total Borrowings	$959,760	$—	$—	$—	$959,760

Gross amount of recognized liabilities for securities lending transactions					$959,760

International Equity Fund
Securities Lending Transactions(1)
Common Stocks	$11,782,926	$—	$—	$—	$11,782,926

Total Borrowings	$11,782,926	$—	$—	$—	$11,782,926

Gross amount of recognized liabilities for securities lending transactions					$11,782,926

International Growth Fund
Securities Lending Transactions(1)
Common Stocks	$9,248,347	$—	$—	$—	$9,248,347
Exchange-Traded Funds	455,429	—	—	—	455,429

Total	$9,703,776	$—	$—	$—	$9,703,776

Total Borrowings	$9,703,776	$—	$—	$—	$9,703,776

Gross amount of recognized liabilities for securities lending transactions					$9,703,776

International Opportunities Fund
Securities Lending Transactions(1)
Common Stocks	$65,017,154	$—	$—	$—	$65,017,154

Total Borrowings	$65,017,154	$—	$—	$—	$65,017,154

Gross amount of recognized liabilities for securities lending transactions					$65,017,154

International Value Fund
Securities Lending Transactions(1)
Common Stocks	$9,074,489	$—	$—	$—	$9,074,489

Total Borrowings	$9,074,489	$—	$—	$—	$9,074,489

Gross amount of recognized liabilities for securities lending transactions					$9,074,489

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

11.	Investment Transactions:

For the year or period ended October 31, 2019, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Emerging Markets Equity Fund	$339,659,419	$178,212,125	$—	$—	$339,659,419	$178,212,125
Environmental Opportunities Fund	10,702,434	22,893,535	—	—	10,702,434	22,893,535
Global Impact Fund	9,374,621	2,393,499	—	—	9,374,621	2,393,499

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Notes to Financial Statements – (continued)

October 31, 2019

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
International Equity Fund	$758,168,853	$964,394,174	$—	$—	$758,168,853	$964,394,174
International Growth Fund	202,991,206	205,439,080	—	—	202,991,206	205,439,080
International Opportunities Fund	3,176,910,535	3,400,623,077	—	—	3,176,910,535	3,400,623,077
International Small Company Fund	81,143,206	289,393,575	—	—	81,143,206	289,393,575
International Value Fund	1,071,096,137	1,101,836,103	—	—	1,071,096,137	1,101,836,103

12.	Capital Share Transactions:

The following information is for the year ended October 31, 2019, and the year ended October 31, 2018:

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Emerging Markets Equity Fund
Class A
Shares Sold	2,872,373	$24,823,616	7,985,052	$79,919,885
Shares Issued for Reinvested Dividends	118,135	958,075	42,897	423,396
Shares Redeemed	(5,224,419)	(45,128,908)	(3,185,671)	(29,206,502)

Net Increase (Decrease)	(2,233,911)	(19,347,217)	4,842,278	51,136,779

Class C
Shares Sold	92,266	$788,516	268,405	$2,610,761
Shares Issued for Reinvested Dividends	2,391	19,122	6,035	58,483
Shares Redeemed	(232,746)	(1,992,363)	(401,125)	(3,719,694)

Net Increase (Decrease)	(138,089)	(1,184,725)	(126,685)	(1,050,450)

Class I
Shares Sold	3,179,444	$27,266,920	2,419,598	$23,835,659
Shares Issued for Reinvested Dividends	54,068	436,869	16,849	165,790
Shares Redeemed	(2,649,448)	(22,961,059)	(1,590,932)	(15,245,081)

Net Increase (Decrease)	584,064	4,742,730	845,515	8,756,368

Class R3
Shares Sold	17,127	$149,647	21,585	$213,348
Shares Issued for Reinvested Dividends	349	2,837	163	1,611
Shares Redeemed	(17,480)	(151,998)	(17,175)	(166,247)

Net Increase (Decrease)	(4)	486	4,573	48,712

Class R4
Shares Sold	33,505	$296,291	727,848	$7,088,243
Shares Issued for Reinvested Dividends	8,562	69,783	60	598
Shares Redeemed	(664,219)	(5,883,302)	(70,885)	(655,089)

Net Increase (Decrease)	(622,152)	(5,517,228)	657,023	6,433,752

Class R5
Shares Sold	26,245	$228,722	37,779	$370,432
Shares Issued for Reinvested Dividends	1,613	12,968	1,442	14,120
Shares Redeemed	(23,431)	(200,655)	(55,497)	(550,044)

Net Increase (Decrease)	4,427	41,035	(16,276)	(165,492)

Class R6(1)
Shares Sold	31,970	$280,041	105,404	$985,688
Shares Issued for Reinvested Dividends	2,340	18,910	—	—
Shares Redeemed	(21,807)	(186,653)	(5,550)	(50,085)

Net Increase (Decrease)	12,503	112,298	99,854	935,603

Class Y
Shares Sold	19,774,265	$176,639,378	3,354,337	$31,771,005
Shares Issued for Reinvested Dividends	134,921	1,088,809	68,416	672,529
Shares Redeemed	(2,612,633)	(22,416,539)	(1,587,487)	(15,341,729)

Net Increase (Decrease)	17,296,553	155,311,648	1,835,266	17,101,805

Class F
Shares Sold	3,571,758	$30,802,331	139,817	$1,375,111
Shares Issued for Reinvested Dividends	5,432	43,618	4,104	40,175
Shares Redeemed	(341,483)	(2,918,556)	(67,346)	(651,038)

Net Increase (Decrease)	3,235,707	27,927,393	76,575	764,248

Total Net Increase (Decrease)	18,139,098	$162,086,420	8,218,123	$83,961,325

93

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Environmental Opportunities Fund
Class A
Shares Sold	217,623	$2,212,961	119,587	$1,452,766
Shares Issued for Reinvested Dividends	70,113	626,953	29,598	366,284
Shares Redeemed	(263,084)	(2,570,085)	(78,904)	(965,422)

Net Increase (Decrease)	24,652	269,829	70,281	853,628

Class C
Shares Sold	9,859	$101,885	7,058	$86,521
Shares Issued for Reinvested Dividends	22,464	200,803	10,394	128,522
Shares Redeemed	(135,838)	(1,335,866)	(2,124)	(25,945)

Net Increase (Decrease)	(103,515)	(1,033,178)	15,328	189,098

Class I
Shares Sold	113,745	$1,148,629	87,796	$1,058,785
Shares Issued for Reinvested Dividends	54,341	483,773	134,542	1,670,112
Shares Redeemed	(695,032)	(7,375,366)	(873,047)	(10,498,436)

Net Increase (Decrease)	(526,946)	(5,742,964)	(650,709)	(7,769,539)

Class R3
Shares Sold	10,204	$99,999	—	$—
Shares Issued for Reinvested Dividends	19,448	173,664	9,465	117,042
Shares Redeemed	(131,575)	(1,293,379)	—	—

Net Increase (Decrease)	(101,923)	(1,019,716)	9,465	117,042

Class R4
Shares Sold	10,231	$100,268	938	$12,215
Shares Issued for Reinvested Dividends	19,771	176,697	9,635	119,330
Shares Redeemed	(132,083)	(1,298,377)	—	—

Net Increase (Decrease)	(102,081)	(1,021,412)	10,573	131,545

Class R5
Shares Sold	10,215	$100,000	—	$—
Shares Issued for Reinvested Dividends	19,778	176,726	9,700	120,227
Shares Redeemed	(132,633)	(1,302,456)	—	—

Net Increase (Decrease)	(102,640)	(1,025,730)	9,700	120,227

Class R6
Shares Sold	10,214	$100,105	—	$—
Shares Issued for Reinvested Dividends	19,957	178,619	9,805	121,628
Shares Redeemed	(132,994)	(1,307,336)	—	—

Net Increase (Decrease)	(102,823)	(1,028,612)	9,805	121,628

Class Y
Shares Sold	64,520	$658,414	4,785	$58,100
Shares Issued for Reinvested Dividends	19,950	178,367	9,869	122,423
Shares Redeemed	(133,051)	(1,307,892)	(115)	(1,403)

Net Increase (Decrease)	(48,581)	(471,111)	14,539	179,120

Class F
Shares Sold	317,112	$3,206,137	456,617	$5,647,191
Shares Issued for Reinvested Dividends	139,772	1,258,068	46,449	576,673
Shares Redeemed	(231,803)	(2,356,681)	(135,612)	(1,649,437)

Net Increase (Decrease)	225,081	2,107,524	367,454	4,574,427

Total Net Increase (Decrease)	(838,776)	$(8,965,370)	(143,564)	$(1,482,824)

Global Impact Fund
Class A
Shares Sold	40,145	$402,964	28,492	$344,557
Shares Issued for Reinvested Dividends	6,063	56,772	490	5,706
Shares Redeemed	(10,179)	(107,894)	(35)	(407)

Net Increase (Decrease)	36,029	351,842	28,947	349,856

Class C
Shares Sold	—	$—	2,436	$29,170
Shares Issued for Reinvested Dividends	525	4,833	50	575
Shares Redeemed	(712)	(7,943)	(235)	(2,620)

Net Increase (Decrease)	(187)	(3,110)	2,251	27,125

94

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Global Impact Fund – (continued)
Class I
Shares Sold	1,112,977	$11,628,257	173,161	$2,095,956
Shares Issued for Reinvested Dividends	38,324	357,502	4,283	50,126
Shares Redeemed	(203,558)	(2,222,573)	(47,420)	(543,925)

Net Increase (Decrease)	947,743	9,763,186	130,024	1,602,157

Class R3
Shares Sold	27,940	$293,996	—	$—
Shares Issued for Reinvested Dividends	159	1,473	43	501
Shares Redeemed	(3,859)	(47,499)	—	—

Net Increase (Decrease)	24,240	247,970	43	501

Class R4
Shares Sold	—	$—	1,034	$12,216
Shares Issued for Reinvested Dividends	315	2,813	59	686

Net Increase (Decrease)	315	2,813	1,093	12,902

Class R5
Shares Issued for Reinvested Dividends	162	1,877	45	528

Net Increase (Decrease)	162	1,877	45	528

Class R6
Shares Sold	99,093	$1,037,465	—	$—
Shares Issued for Reinvested Dividends	164	1,519	46	538
Shares Redeemed	(20,228)	(222,232)	—	—

Net Increase (Decrease)	79,029	816,752	46	538

Class Y
Shares Sold	38,555	$405,280	976	$11,625
Shares Issued for Reinvested Dividends	314	2,907	46	540
Shares Redeemed	(14,038)	(146,118)	—	—

Net Increase (Decrease)	24,831	262,069	1,022	12,165

Class F
Shares Sold	—	$—	—	$—
Shares Issued for Reinvested Dividends	354,961	3,101,556	70,827	828,081

Net Increase (Decrease)	354,961	3,101,556	70,827	828,081

Total Net Increase (Decrease)	1,467,123	$14,544,955	234,298	$2,833,853

International Equity Fund
Class A
Shares Sold	2,592,741	$26,278,287	1,191,248	$12,902,798
Issued in Merger	—	—	74,134,076	737,743,950
Shares Issued for Reinvested Dividends	333,282	3,122,818	45,088	509,040
Shares Redeemed	(14,792,519)	(149,705,605)	(1,048,420)	(11,236,764)

Net Increase (Decrease)	(11,866,496)	(120,304,500)	74,321,992	739,919,024

Class C
Shares Sold	140,424	$1,389,981	156,978	$1,785,803
Issued in Merger	—	—	7,365,167	72,317,575
Shares Issued for Reinvested Dividends	13,496	125,651	11,958	133,456
Shares Redeemed	(3,276,760)	(32,730,531)	(724,759)	(7,375,865)

Net Increase (Decrease)	(3,122,840)	(31,214,899)	6,809,344	66,860,969

Class I
Shares Sold	1,082,382	$11,163,862	1,681,881	$19,216,710
Issued in Merger	—	—	10,579,567	105,581,535
Shares Issued for Reinvested Dividends	52,007	491,774	49,080	558,484
Shares Redeemed	(5,615,916)	(56,506,085)	(1,578,681)	(17,051,236)

Net Increase (Decrease)	(4,481,527)	(44,850,449)	10,731,847	108,305,493

Class R3
Shares Sold	125,914	$1,276,623	6,702	$70,430
Issued in Merger	—	—	1,979,064	19,294,492
Shares Issued for Reinvested Dividends	7,971	74,263	243	2,728
Shares Redeemed	(581,947)	(5,903,342)	(5,167)	(56,779)

Net Increase (Decrease)	(448,062)	(4,552,456)	1,980,842	19,310,871

95

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
International Equity Fund – (continued)
Class R4
Shares Sold	231,864	$2,315,279	54,192	$604,145
Issued in Merger	—	—	1,500,397	14,712,577
Shares Issued for Reinvested Dividends	4,788	44,854	1,284	14,497
Shares Redeemed	(980,442)	(9,961,102)	(71,037)	(750,207)

Net Increase (Decrease)	(743,790)	(7,600,969)	1,484,836	14,581,012

Class R5
Shares Sold	80,939	$751,945	14,454	$141,964
Issued in Merger	—	—	82,429	738,156
Shares Issued for Reinvested Dividends	795	6,564	1,507	14,973
Shares Redeemed	(30,972)	(287,930)	(10,999)	(110,072)

Net Increase (Decrease)	50,762	470,579	87,391	785,021

Class R6(1)
Shares Sold	1,772,671	$18,891,609	503,390	$5,607,673
Shares Issued for Reinvested Dividends	3,445	32,690	—	—
Shares Redeemed	(199,233)	(2,069,923)	(10,385)	(110,770)

Net Increase (Decrease)	1,576,883	16,854,376	493,005	5,496,903

Class Y
Shares Sold	2,255,257	$23,782,874	1,787,087	$20,494,363
Issued in Merger	—	—	1,814,010	18,479,817
Shares Issued for Reinvested Dividends	17,151	161,978	38,659	439,298
Shares Redeemed	(1,895,604)	(19,618,935)	(1,940,870)	(21,729,548)

Net Increase (Decrease)	376,804	4,325,917	1,698,886	17,683,930

Class F
Shares Sold	1,173,152	$12,133,218	1,122,368	$12,298,437
Issued in Merger	—	—	6,358,331	65,328,453
Shares Issued for Reinvested Dividends	37,078	352,077	5,830	66,466
Shares Redeemed	(1,995,684)	(20,671,355)	(254,264)	(2,762,449)

Net Increase (Decrease)	(785,454)	(8,186,060)	7,232,265	74,930,907

Total Net Increase (Decrease)	(19,443,720)	$(195,058,461)	104,840,408	$1,047,874,130

International Growth Fund
Class A
Shares Sold	963,478	$12,911,824	1,984,194	$30,347,221
Shares Issued for Reinvested Dividends	751,085	9,175,761	42,132	645,038
Shares Redeemed	(1,754,064)	(23,723,733)	(1,271,318)	(19,652,980)

Net Increase (Decrease)	(39,501)	(1,636,148)	755,008	11,339,279

Class C
Shares Sold	100,260	$1,221,549	159,253	$2,297,694
Shares Issued for Reinvested Dividends	51,427	573,408	—	—
Shares Redeemed	(256,280)	(3,167,487)	(643,662)	(8,589,779)

Net Increase (Decrease)	(104,593)	(1,372,530)	(484,409)	(6,292,085)

Class I
Shares Sold	878,780	$11,435,119	1,342,931	$20,571,727
Shares Issued for Reinvested Dividends	208,673	2,526,999	15,486	234,763
Shares Redeemed	(901,920)	(12,112,098)	(567,876)	(8,732,314)

Net Increase (Decrease)	185,533	1,850,020	790,541	12,074,176

Class R3
Shares Sold	14,942	$204,257	13,178	$208,126
Shares Issued for Reinvested Dividends	2,250	27,856	20	318
Shares Redeemed	(13,592)	(193,012)	(15,726)	(247,043)

Net Increase (Decrease)	3,600	39,101	(2,528)	(38,599)

Class R4
Shares Sold	90,037	$1,219,247	118,947	$1,899,996
Shares Issued for Reinvested Dividends	19,891	250,050	1,127	17,691
Shares Redeemed	(449,087)	(6,281,582)	(246,942)	(3,928,601)

Net Increase (Decrease)	(339,159)	(4,812,285)	(126,868)	(2,010,914)

96

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
International Growth Fund – (continued)
Class R5
Shares Sold	392,949	$5,565,805	1,541,087	$24,161,498
Shares Issued for Reinvested Dividends	137,294	1,740,581	11,013	174,114
Shares Redeemed	(351,317)	(4,899,858)	(495,829)	(7,842,517)

Net Increase (Decrease)	178,926	2,406,528	1,056,271	16,493,095

Class R6(1)
Shares Sold	193,511	$2,776,094	42,855	$681,506
Shares Issued for Reinvested Dividends	6,082	77,484	—	—
Shares Redeemed	(36,731)	(526,713)	(2,377)	(34,901)

Net Increase (Decrease)	162,862	2,326,865	40,478	646,605

Class Y
Shares Sold	273,799	$3,878,373	561,985	$9,081,723
Shares Issued for Reinvested Dividends	99,026	1,259,942	6,439	102,125
Shares Redeemed	(308,068)	(4,364,217)	(178,886)	(2,855,325)

Net Increase (Decrease)	64,757	774,098	389,538	6,328,523

Class F
Shares Sold	2,411,917	$32,533,248	3,903,110	$60,195,571
Shares Issued for Reinvested Dividends	641,953	7,789,236	36,922	560,109
Shares Redeemed	(2,082,551)	(28,174,789)	(1,122,092)	(17,172,274)

Net Increase (Decrease)	971,319	12,147,695	2,817,940	43,583,406

Total Net Increase (Decrease)	1,083,744	$11,723,344	5,235,971	$82,123,486

International Opportunities Fund
Class A
Shares Sold	2,917,598	$42,927,574	7,102,699	$119,649,674
Shares Issued for Reinvested Dividends	1,242,589	16,665,281	1,594,868	26,961,784
Shares Redeemed	(7,397,677)	(108,558,523)	(8,595,623)	(141,757,685)

Net Increase (Decrease)	(3,237,490)	(48,965,668)	101,944	4,853,773

Class C
Shares Sold	287,524	$3,685,462	1,071,999	$16,078,714
Shares Issued for Reinvested Dividends	110,953	1,299,711	219,186	3,231,002
Shares Redeemed	(1,434,437)	(18,392,689)	(1,928,075)	(26,855,056)

Net Increase (Decrease)	(1,035,960)	(13,407,516)	(636,890)	(7,545,340)

Class I
Shares Sold	7,905,153	$114,497,238	14,169,544	$239,007,574
Shares Issued for Reinvested Dividends	1,064,219	14,186,661	1,201,705	20,205,477
Shares Redeemed	(17,865,550)	(253,613,960)	(8,655,294)	(141,215,046)

Net Increase (Decrease)	(8,896,178)	(124,930,061)	6,715,955	117,998,005

Class R3
Shares Sold	535,837	$7,937,648	877,318	$15,083,172
Shares Issued for Reinvested Dividends	127,906	1,745,493	168,994	2,897,449
Shares Redeemed	(1,326,983)	(19,962,202)	(1,088,995)	(18,500,879)

Net Increase (Decrease)	(663,240)	(10,279,061)	(42,683)	(520,258)

Class R4
Shares Sold	1,573,978	$24,103,430	2,647,459	$46,324,301
Shares Issued for Reinvested Dividends	365,945	5,079,398	480,430	8,395,694
Shares Redeemed	(4,149,538)	(63,892,340)	(3,393,642)	(58,859,463)

Net Increase (Decrease)	(2,209,615)	(34,709,512)	(265,753)	(4,139,468)

Class R5
Shares Sold	4,185,315	$65,017,143	8,024,653	$138,766,762
Shares Issued for Reinvested Dividends	577,408	8,077,933	643,946	11,368,071
Shares Redeemed	(5,168,074)	(80,337,628)	(5,287,763)	(90,758,269)

Net Increase (Decrease)	(405,351)	(7,242,552)	3,380,836	59,376,564

Class R6
Shares Sold	17,136,452	$261,290,187	23,707,085	$426,162,295
Shares Issued for Reinvested Dividends	1,470,907	20,677,025	856,210	15,197,967
Shares Redeemed	(12,759,086)	(201,483,429)	(3,698,797)	(64,602,675)

Net Increase (Decrease)	5,848,273	80,483,783	20,864,498	376,757,587

97

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
International Opportunities Fund – (continued)
Class Y
Shares Sold	15,176,458	$235,020,307	21,131,540	$374,262,223
Shares Issued for Reinvested Dividends	2,644,048	37,202,380	2,943,789	52,254,451
Shares Redeemed	(25,240,924)	(390,656,483)	(18,979,169)	(337,213,833)

Net Increase (Decrease)	(7,420,418)	(118,433,796)	5,096,160	89,302,841

Class F
Shares Sold	13,129,724	$193,234,643	15,225,165	$255,105,061
Shares Issued for Reinvested Dividends	1,829,291	24,339,488	1,661,053	27,961,843
Shares Redeemed	(13,752,086)	(201,632,786)	(6,046,892)	(101,210,155)

Net Increase (Decrease)	1,206,929	15,941,345	10,839,326	181,856,749

Total Net Increase (Decrease)	(16,813,050)	$(261,543,038)	46,053,393	$817,940,453

International Small Company Fund
Class A
Shares Sold	128,317	$1,482,573	364,224	$5,617,152
Shares Issued for Reinvested Dividends	599,732	6,361,015	265,910	4,383,154
Shares Redeemed	(929,793)	(10,858,990)	(614,992)	(10,216,179)

Net Increase (Decrease)	(201,744)	(3,015,402)	15,142	(215,873)

Class C
Shares Sold	11,274	$111,732	17,724	$265,599
Shares Issued for Reinvested Dividends	60,626	563,825	51,838	764,679
Shares Redeemed	(168,907)	(1,740,384)	(426,984)	(5,907,311)

Net Increase (Decrease)	(97,007)	(1,064,827)	(357,422)	(4,877,033)

Class I
Shares Sold	216,675	$2,481,633	669,914	$11,363,670
Shares Issued for Reinvested Dividends	220,942	2,324,219	250,776	4,109,646
Shares Redeemed	(1,646,923)	(19,209,311)	(2,797,012)	(46,844,557)

Net Increase (Decrease)	(1,209,306)	(14,403,459)	(1,876,322)	(31,371,241)

Class R3
Shares Sold	97,173	$1,110,084	136,784	$2,324,760
Shares Issued for Reinvested Dividends	82,176	877,955	43,068	714,178
Shares Redeemed	(174,124)	(2,106,510)	(198,282)	(3,249,703)

Net Increase (Decrease)	5,225	(118,471)	(18,430)	(210,765)

Class R4
Shares Sold	79,887	$906,654	99,222	$1,681,662
Shares Issued for Reinvested Dividends	57,605	619,428	32,203	537,257
Shares Redeemed	(238,898)	(2,747,842)	(241,544)	(3,883,568)

Net Increase (Decrease)	(101,406)	(1,221,760)	(110,119)	(1,664,649)

Class R5
Shares Sold	34,528	$379,190	42,201	$721,622
Shares Issued for Reinvested Dividends	10,198	110,506	4,382	73,636
Shares Redeemed	(121,869)	(1,314,888)	(37,757)	(626,483)

Net Increase (Decrease)	(77,143)	(825,192)	8,826	168,775

Class Y
Shares Sold	770,084	$9,009,110	1,256,505	$21,636,939
Shares Issued for Reinvested Dividends	1,239,283	13,445,421	697,643	11,734,829
Shares Redeemed	(6,949,996)	(83,566,981)	(2,893,548)	(48,006,643)

Net Increase (Decrease)	(4,940,629)	(61,112,450)	(939,400)	(14,634,875)

Class F
Shares Sold	657,480	$7,452,386	2,344,055	$38,871,732
Shares Issued for Reinvested Dividends	485,308	5,109,529	352,405	5,778,441
Shares Redeemed	(5,396,651)	(60,413,081)	(2,631,815)	(44,423,436)

Net Increase (Decrease)	(4,253,863)	(47,851,166)	64,645	226,737

Total Net Increase (Decrease)	(10,875,873)	$(129,612,727)	(3,213,080)	$(52,578,924)

98

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
International Value Fund
Class A
Shares Sold	5,106,208	$70,322,957	6,244,178	$104,649,568
Shares Issued for Reinvested Dividends	1,457,954	19,311,300	1,425,133	24,502,461
Shares Redeemed	(11,817,573)	(163,264,806)	(9,486,754)	(158,083,275)

Net Increase (Decrease)	(5,253,411)	(73,630,549)	(1,817,443)	(28,931,246)

Class C
Shares Sold	38,415	$524,595	181,445	$3,092,171
Shares Issued for Reinvested Dividends	112,692	1,476,446	112,637	1,911,149
Shares Redeemed	(722,163)	(9,859,840)	(493,574)	(8,154,775)

Net Increase (Decrease)	(571,056)	(7,858,799)	(199,492)	(3,151,455)

Class I
Shares Sold	43,594,443	$622,670,966	17,342,776	$302,216,688
Shares Issued for Reinvested Dividends	4,347,079	58,169,041	4,608,570	80,061,214
Shares Redeemed	(38,886,202)	(541,912,459)	(28,883,054)	(495,490,544)

Net Increase (Decrease)	9,055,320	138,927,548	(6,931,708)	(113,212,642)

Class R3
Shares Sold	22,612	$305,593	9,623	$164,247
Shares Issued for Reinvested Dividends	2,689	35,897	2,760	47,783
Shares Redeemed	(35,616)	(511,787)	(8,128)	(139,279)

Net Increase (Decrease)	(10,315)	(170,297)	4,255	72,751

Class R4
Shares Sold	34,664	$482,147	32,098	$552,191
Shares Issued for Reinvested Dividends	3,130	41,741	3,728	64,527
Shares Redeemed	(37,104)	(519,728)	(38,739)	(651,087)

Net Increase (Decrease)	690	4,160	(2,913)	(34,369)

Class R5
Shares Sold	2,362,880	$33,294,216	885,541	$14,846,400
Shares Issued for Reinvested Dividends	178,409	2,391,166	87,912	1,531,085
Shares Redeemed	(2,184,059)	(31,008,267)	(200,298)	(3,376,061)

Net Increase (Decrease)	357,230	4,677,115	773,155	13,001,424

Class R6(2)
Shares Sold	12,012,749	$172,441,643	—	$—
Shares Redeemed	(680,233)	(9,917,943)	—	—

Net Increase (Decrease)	11,332,516	162,523,700	—	—

Class Y
Shares Sold	19,777,516	$282,137,117	12,292,604	$214,452,990
Shares Issued for Reinvested Dividends	2,748,802	37,620,509	2,806,616	49,749,496
Shares Redeemed	(25,245,214)	(356,808,372)	(11,065,202)	(190,942,610)

Net Increase (Decrease)	(2,718,896)	(37,050,746)	4,034,018	73,259,876

Class F
Shares Sold	15,084,526	$211,504,180	18,272,095	$312,036,212
Shares Issued for Reinvested Dividends	1,828,032	24,449,564	301,514	5,241,600
Shares Redeemed	(22,819,790)	(325,324,088)	(14,468,073)	(236,019,452)

Net Increase (Decrease)	(5,907,232)	(89,370,344)	4,105,536	81,258,360

Total Net Increase (Decrease)	6,284,846	$98,051,788	(34,592)	$22,262,699

(1)	Inception date was February 28, 2018.
(2)	Inception date was February 28, 2019.

13.	Line of Credit:

Certain Funds participate in a committed line of credit pursuant to a credit agreement. Each such Fund may borrow under the line of credit for temporary or emergency purposes. These Funds (together with certain other Hartford Funds) may borrow up to $370 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During and as of the year ended October 31, 2019, none of the Funds had borrowings under this facility.

99

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

The FASB recently issued ASU 2017-08 (the “ASU” or “Update”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU is effective for public entities for fiscal years beginning after December 15, 2018, and will become effective for private entities one year later. Management is currently evaluating the implication, if any, of additional disclosure and its impact on the Funds’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, however, an entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. Management has elected to early adopt the provisions of ASU 2018-13 that eliminate disclosure requirements effective with the current reporting period. The impact of each Fund’s early adoption of these provisions was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. Management is currently evaluating the potential impact of adopting the additional provisions of ASU 2018-13.

16.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. The following subsequent events requiring financial statement disclosure have been identified.

Effective November 8, 2019, the Environmental Opportunities Fund changed its name (now known as Hartford Climate Opportunities Fund) and its principal investment strategy. In addition to Wellington Management Company LLP, Schroder Investment Management North America Inc. also serves as a sub-adviser and Schroder Investment Management North America Ltd. as a sub-sub-adviser to the Hartford Climate Opportunities Fund effective November 8, 2019. The information in this report is as of October 31, 2019 and therefore, does not reflect any of these changes. For more information, please see the Hartford Climate Opportunities Fund’s most recent prospectus.

At a meeting held August 6-7, 2019, the Board of Directors of the Company approved an Agreement and Plan of Reorganization that provided for the reorganization of the International Small Company Fund, a series of the Company, with and into the Global Impact Fund, a separate series of the Company (the “Reorganization”).

Pursuant to the terms of the Agreement and Plan of Reorganization, after the close of business on November 22, 2019, the International Small Company Fund transferred all of its assets to the Global Impact Fund, in exchange for shares of the Global Impact Fund and the assumption of all of the liabilities of the International Small Company Fund by the Global Impact Fund.

After the close of business on November 22, 2019, the consummation of the Reorganization was accomplished by a tax-free exchange of shares of the Global Impact Fund in the following amounts:

Share Class	Net assets of International Small Company Fund as of the close of business on November 22, 2019 (“Reorganization Date”)	Shares of the International Small Company Fund as of the Reorganization Date	Value of Shares Issued by Global Impact Fund	Shares Issued By Global Impact Fund	Net Assets of the Global Impact Fund immediately after the Reorganization
Class A	$40,870,135	3,497,018	$40,870,135	3,556,151	$41,662,028
Class C	2,726,961	265,134	2,726,961	241,538	2,765,829
Class I	5,256,190	453,959	5,256,190	458,167	19,495,626
Class R3	6,439,177	545,236	6,439,177	569,209	6,743,012
Class R4	3,142,747	264,884	3,142,747	274,255	3,170,337
Class R5	574,188	48,210	574,188	50,594	690,320
Class R6	N/A	N/A	N/A	N/A	986,093
Class Y	22,049,744	1,852,131	22,049,744	1,943,325	22,354,435
Class F	1,356,433	118,490	1,356,433	117,529	32,567,024

	$82,415,575	7,045,062	$82,415,575	7,210,768	$130,434,704

100

Hartford International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2019

Each shareholder of a share class of International Small Company Fund received shares of the same share class of the Global Impact Fund with the same class designation and at the respective class NAV, as determined on the Reorganization Date.

Some of the investments held by of International Small Company Fund may have been purchased or sold prior to the Reorganization for the purpose of complying with the anticipated investment policies or limitations of the Global Impact Fund after the Reorganization. The expenses associated with the Reorganization other than brokerage-related expenses, including stamp taxes and other similar transaction costs, were borne by HFMC or its affiliates.

As of the Reorganization Date the International Small Company Fund had investments valued at $82,029,834 with a cost basis of $80,872,975. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Global Impact Fund were recorded at fair value; however, the cost basis of the investments received by the Global Impact Fund from of International Small Company Fund were carried forward to align ongoing reporting of the Global Impact Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Global Impact Fund immediately after the acquisition were $130,434,704 which included $1,156,859 of acquired unrealized appreciation.

101

Report of Independent Registered Public Accounting Firm

To the Shareholders of

Hartford Emerging Markets Equity Fund, Hartford Environmental Opportunities Fund, Hartford Global Impact Fund, Hartford International Equity Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund, The Hartford International Small Company Fund, and The Hartford International Value Fund and the Board of Directors of The Hartford Mutual Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Hartford Emerging Markets Equity Fund, Hartford Environmental Opportunities Fund, Hartford Global Impact Fund, Hartford International Equity Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund, The Hartford International Small Company Fund, and The Hartford International Value Fund (collectively referred to as the “Funds”) (eight of the funds constituting The Hartford Mutual Funds, Inc. (the “Company”)), including the schedules of investments, as of October 31, 2019, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eight of the funds constituting The Hartford Mutual Funds, Inc.) at October 31, 2019, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Hartford Mutual Funds, Inc.	Statement of operations	Statements of changes in net assets	Financial highlights

Hartford Emerging Markets Equity Fund

Hartford International Equity Fund

The Hartford International Growth Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

The Hartford International Value Fund

	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the five years in the period ended October 31, 2019
Hartford Environmental Opportunities Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the three years in the period ended October 31, 2019 and the period from February 29, 2016 (commencement of operations) through October 31, 2016.
Hartford Global Impact Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the two years in the period ended October 31, 2019 and the period from February 28, 2017 (commencement of operations) through October 31, 2017.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hartford investment companies since 2002.

Philadelphia, Pennsylvania

December 30, 2019

102

Hartford International/Global Equity Funds

Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2019. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Vistra Energy Corporation, formerly known as Dynegy, Inc. (an independent power company) since October 2012 and as a Director of Credit Suisse Holdings (USA), Inc. since January 2017.	82	Ms. Ackermann serves as a Director of Vistra Energy Corporation (October 2012 to present) and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	82	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

LYNN S. BIRDSONG (1946)	Director and Chair of the Board	Director since 2003; Chair of the Board since August 2019	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (since September 2014), Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (since 2016), and Aberdeen Alpha Fund (since December 2017). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	82	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014. Previously, she was a director of Forest City Realty Trust (a real estate company) from November 2014 to March 2018, a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014, and a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	82	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present).

DUANE E. HILL (1945)	Director	Since 2001	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	82	None

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Hartford International/Global Equity Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

PHILLIP O. PETERSON(4) (1944)	Director	Since 2002	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. From February 2007 to February 2018, Mr. Peterson served as a member of the Board of Trustees of the William Blair Funds. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	82	None

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, and previously was the Founding Director, Center for Financial Policy, in the Robert H. Smith School of Business at the University of Maryland. He was chair of the Finance Department Robert H. Smith School of Business at the University of Maryland from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	82	None

DAVID SUNG (1953)	Director	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is an Independent Director of seven investment funds, including two closed-end registered investment companies, sponsored by Ironwood Capital Management. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	82	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).

OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(5) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”), and Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Manager, Chairman of the Board, and President of Lattice Strategies LLC (since July 2016). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	82	None

104

Hartford International/Global Equity Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004. Prior to joining The Hartford, Ms. Furlong worked at KPMG LLP in audit services.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

ALBERT Y. LEE (1979)	Vice President and Assistant Treasurer	Since 2017	Mr. Lee serves as Head of Systemic Strategies and ETF Operations and Senior Vice President of HFMG (since July 2016). Mr. Lee also serves as Senior Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lee served as Managing Director and Chief Operating Officer, Lattice Strategies LLC (2009-2016); Chief Operating Officer at Avicenna Capital Management (2007-2009); and Chief Financial Officer at Steeple Capital LP (2005-2007).	N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice Strategies LLC (2003 to 2016).	N/A	N/A

JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as Executive Vice President of HFD (since December 2013) and has served as President (from April 2018 to June 2019) and Chief Executive Officer (from April 2018 to June 2019) of HFD. He also serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC. Mr. Melcher also serves as Executive Vice President and Chief Compliance Officer of Lattice Strategies, LLC (since July 2016). Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

105

Hartford International/Global Equity Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice Strategies LLC (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips is Deputy General Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)

Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.

(3)

The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, and Hartford Schroders Opportunistic Income Fund.

(4)	Effective December 5, 2019, Mr. Peterson is retiring from the Company.
(5)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

106

Hartford International/Global Equity Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

107

Hartford International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.

Hartford Emerging Markets Equity Fund

Hartford Environmental Opportunities Fund

Hartford Global Impact Fund

Hartford International Equity Fund

The Hartford International Growth Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

The Hartford International Value Fund

(each a “Fund” and collectively, the “Funds”)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2019, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF, on behalf of each of Hartford Emerging Markets Equity Fund, Hartford Environmental Opportunities Fund, Hartford International Equity Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund, The Hartford International Small Company Fund, and The Hartford International Value Fund, and The Hartford Mutual Funds II, Inc. (“HMF II”), on behalf of its series (the “Management Agreement”); (ii) the continuation of an investment management agreement by and between HFMC and HMF, on behalf of the Hartford Global Impact Fund (the “Global Impact Management Agreement”); (iii) the continuation of an investment sub-advisory agreement between Wellington Management Company LLP (“Wellington Management”) and HFMC (the “Sub-Advisory Agreement”) with respect to each of Hartford Emerging Markets Equity Fund, Hartford Environmental Opportunities Fund, Hartford International Equity Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund, The Hartford International Small Company Fund, and The Hartford International Value Fund; and (iv) an amendment to the Sub-Advisory Agreement appointing Wellington Management as the sub-adviser for the Hartford Global Impact Fund (the “Amendment,” and collectively with the Management Agreement, Global Impact Management Agreement, and Sub-Advisory Agreement, the “Agreements”).

In the months preceding the August 6-7, 2019 meeting, the Board requested and reviewed written responses from HFMC and Wellington Management (collectively, the “Advisers”) to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. With respect to the Hartford Global Impact Fund, the information provided and presentations made to the Board also included information with respect to the Global Impact Master Portfolio (the “Master Portfolio”), a series of Hartford Funds Master Fund. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the Agreements that was presented at the Board’s meetings held on June 18, 2019 and August 6-7, 2019. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 18, 2019 and August 6-7, 2019 concerning the Agreements. In evaluating the Global Impact Management Agreement, the Board noted that the Hartford Global Impact Fund operates under a “master-feeder” structure whereby, as a feeder fund that invests all of its assets in the Master Portfolio, the Hartford Global Impact Fund has the same investment objective and policies as the Master Portfolio. At its meeting held on August 6-7, 2019, the Board also unanimously voted, however, to unwind the master-feeder structure, resulting in the Hartford Global Impact Fund holding securities directly in its portfolio rather than investing through the Master Portfolio on or about October 4, 2019. The Board considered that HFMC serves as investment adviser to each of the Hartford Global Impact Fund and the Master Portfolio and that Wellington Management Company LLP serves or is proposed to serve as the investment sub-adviser to each of the Master Portfolio and the Hartford Global Impact Fund, respectively.

The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, transfer agency and other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s management fees, transfer agency and other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreement.

In determining whether to approve the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

information provided to the Board throughout the year and specifically with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel throughout the evaluation process. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers (or to be provided in the case of the services to be provided by Wellington Management Company LLP for the Hartford Global Impact Fund). The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. With respect to the Hartford Global Impact Fund, the Board considered that, because of the master-feeder structure, the portfolio management services provided by HFMC to the Fund through October 4, 2019 are generally limited to selecting the Master Portfolio, investing the Fund’s assets in the Master Portfolio, and monitoring the Master Portfolio’s performance as an investment for the Fund and the Board considered that after October 4, 2019 the services that Wellington Management Company LLP will provide will be substantially similar to the services previously provided to the Master Portfolio. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford Funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising Wellington Management. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by Wellington Management. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ portfolio managers. The Board recognized that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of Wellington Management and ongoing oversight of Wellington Management’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by Wellington Management, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the securities lending program and noted the income earned by the Funds that participated in the program from securities lending. The Board also considered that the Hartford Global Impact Fund would participate in the securities lending program after the unwinding of the master feeder structure. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel. With respect to the Hartford Global Impact Fund, the Board considered HFMC’s oversight of potential conflicts of interest between the Master Portfolio’s investments and those of other funds or accounts managed by the Master Portfolio’s portfolio management personnel and that HFMC would provide oversight of potential conflicts of interest between the Hartford Global Impact Fund’s investments and those of other funds or accounts managed by the Hartford Global Impact Fund’s portfolio management personnel upon the Hartford Global Impact Fund operating as a stand-alone fund that directly invests in securities.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford Funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to Wellington Management, which provides certain day-to-day portfolio management services for the Funds (or proposed to be provided in the case of the services to be provided for the Hartford Global Impact Fund), subject to oversight by HFMC, the Board considered, among other things, Wellington Management’s investment personnel, its investment philosophy and process, its investment research capabilities and resources, its performance record, its trade execution capabilities and its experience, including with respect to environmental-, social-, and governance-focused investments for the Hartford Environmental Opportunities Fund. The Board considered the quality and experience of each Fund’s portfolio manager(s),

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the number of accounts managed by the portfolio manager(s), and Wellington Management’s method for compensating the portfolio manager(s). The Board also considered Wellington Management’s succession planning to ensure continuity of portfolio management services provided to the Funds.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford Funds, and the ability to combine holdings in a Fund with holdings in other Hartford Funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford Funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC. Based on these considerations, the Board also concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by Wellington Management (or proposed to be provided in the case of the services to be provided by Wellington Management for the Hartford Global Impact Fund).

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board noted that the performance of the Hartford Global Impact Fund is based on the performance of the Master Portfolio. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group (if available), various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance and commentary of the effect of current and recent market conditions. The Board also noted that, for each of the Hartford International Equity Fund and The Hartford International Growth Fund, the Fund utilizes a multiple portfolio manager structure and considered the performance attributions of the underlying managers. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the Agreements. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had confidence in HFMC’s and Wellington Management’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. With respect to Hartford Global Impact Fund, the Board also evaluated HFMC’s cost to provide investment management and related services to the Master Portfolio and HFMC’s profitability the Master Portfolio, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. In connection with these considerations, the Board took account of the fact that the Hartford Global Impact Fund does not directly pay a management fee with respect to any period in which the only investment security held by the Hartford Global Impact Fund is that of the Master Portfolio (such management fee structure is hereinafter referred to as the “Single Management Fee Structure”). The Board noted that once the Hartford Global Impact Fund no longer invests all of its assets in the Master Portfolio, the Hartford Global Impact Fund will pay HFMC a management fee in accordance with the advisory fee schedule presented at the meeting.

The Board also requested and received information relating to the operations and profitability of Wellington Management. The Board considered representations from HFMC and Wellington Management that Wellington Management’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of Wellington Management is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement and the Amendment.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement for each Fund and the investment management agreement for the Master Portfolio, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and consistent with common industry practice.

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Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with the Funds were not excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 18, 2019 and August 6-7, 2019 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also noted that the Hartford Global Impact Fund would bear its share of the fees and expenses of the Master Portfolio, including the Master Portfolio’s management fees, for any period in which the Hartford Global Impact Fund holds securities issued by the Master Portfolio. The Board also noted that the advisory fee schedule for the Master Portfolio is identical to that of the Hartford Global Impact Fund, except that the Hartford Global Impact Fund would not directly pay a management fee to HFMC for any period in which the Hartford Global Impact Fund only holds securities issued by the Master Portfolio.

The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to Wellington Management with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and Wellington Management relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge, in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s fees and total operating expenses.

The Board also received information regarding fees charged by Wellington Management to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which Wellington Management serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by Wellington Management about any differences between Wellington Management’s services to the Funds and the services it provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. With respect to the Hartford Global Impact Fund, the Board also considered the Single Management Fee Structure and reviewed the breakpoints in the management fee schedule for the Master Portfolio, which would reduce certain expenses of the Hartford Global Impact Fund as the Master Portfolio’s assets grow over time. The Board recognized that a Fund or Master Portfolio with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing the Funds to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds have grown over time, including through lower operating expenses. The Board also noted that, for each of the Hartford Emerging Markets Equity Fund and the Hartford Environmental Opportunities Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense

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ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF, on behalf of its Funds, HMF II, on behalf of its series, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HASCO indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. the Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits, if any, to Wellington Management from any use of a Fund’s or Master Portfolio’s brokerage commissions to obtain soft dollar research.

Fund-by-Fund Factors

For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its benchmark reflects the net performance of the Fund’s Class I shares as of March 31, 2019.

Hartford Emerging Markets Equity Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, above its benchmark for the 3-year period and in line with its benchmark for the 5-year period.

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 4th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.45% through February 29, 2020, and that HFMC had reimbursed the Fund for certain expenses.

Hartford Environmental Opportunities Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 5th quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods. The Board noted upcoming changes to the Fund’s investment strategy and portfolio management team and the appointment of additional sub-advisers to the Fund. A discussion regarding the basis for the Board’s approval of such new sub-advisory agreements is discussed below under the heading “Approval of New Investment Sub-Advisory Agreements for Hartford Environmental Opportunities Fund.”

•

The Board noted that the Fund’s contractual management fee, actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.19% through February 29, 2020.

Hartford Global Impact Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period. The Board noted changes to the Master Portfolio’s portfolio management team that occurred in January 2019.

•

The Board noted that the Fund’s contractual management fee, its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board took account of the Single Management Fee Structure and noted that the advisory fee schedule for the Master Portfolio is identical to that of the Fund, except that the Fund would not directly pay a management fee to HFMC for any period in which the Fund only holds securities issued by the Master Portfolio. The Board noted, however, that the Fund’s master-feeder structure would be unwound on or about October 4, 2019, resulting in the Fund paying HFMC a management fee in accordance with the

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advisory fee schedule presented to the Board. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.19%, which resulted in HFMC reimbursing the Fund for certain expenses. At its August 6-7, 2019 meeting, the Board approved extending this cap until February 28, 2021.

Hartford International Equity Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-and 3-year periods and in line with its benchmark for the 5-year period.

•

The Board noted that the Fund’s contractual management fee, actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted recent changes to the Fund’s portfolio management team. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.04% through February 29, 2020.

The Hartford International Growth Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee, actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction implemented in 2018. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.30% through February 29, 2020.

The Hartford International Opportunities Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period, the 4th quintile for the 3-year period and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.

•

The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.05% through February 29, 2020.

The Hartford International Small Company Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.60% through February 29, 2020, and that HFMC had reimbursed the Fund for certain expenses.

•	At its August 6-7, 2019 meeting, the Board approved the reorganization of the Fund with and into the Hartford Global Impact Fund on or about November 22, 2019.

The Hartford International Value Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee was in the 5th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.06% through February 29, 2020.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any

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one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of New Investment Sub-Advisory Agreements for Hartford Environmental Opportunities Fund

At its meeting held on August 6-7, 2019, the Board of HMF, including each of the Independent Directors, also unanimously voted to approve: (i) an investment sub-advisory agreement by and between HFMC and Schroder Investment Management North America Inc. (“SIMNA Inc.”) with respect to the Hartford Environmental Opportunities Fund (the “Schroders Sub-Advisory Agreement”); and (ii) an amendment to the sub-sub-advisory agreement by and between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA Inc., “Schroders”) with respect to the Hartford Environmental Opportunities Fund (the “Sub-Sub-Advisory Agreement” and collectively with the Schroders Sub-Advisory Agreement, the “New Agreements”).

In the months preceding the August 6-7, 2019 meeting, the Board requested and reviewed written responses from HFMC and Schroders to questions posed to HFMC and Schroders on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the New Agreements. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meeting on August 6-7, 2019 concerning the proposal to add SIMNA Inc. as an additional sub-adviser to the Hartford Environmental Opportunities Fund and SIMNA Ltd. as an additional sub-sub-adviser to the Hartford Environmental Opportunities Fund.

In determining whether to approve the New Agreements, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the New Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the New Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Hartford Environmental Opportunities Fund. The Independent Directors were also separately assisted by independent legal counsel throughout the evaluation process. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the New Agreements is provided below.

Nature, Extent and Quality of Services to be Provided by Schroders

The Board requested and considered information concerning the nature, extent and quality of the services to be provided to the Hartford Environmental Opportunities Fund by Schroders. The Board considered, among other things, the terms of the New Agreements and the range of services to be provided by Schroders. The Board considered Schroders’ organizational structure, systems and personnel. The Board also considered Schroders’ reputation and overall financial strength and the Board’s past experience with Schroders with respect to the services it provides to other Hartford Funds. In addition, the Board considered the quality of Schroders’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to other Hartford Funds.

The Board also requested and evaluated information concerning Schroders’ regulatory and compliance environment. In this regard, the Board requested and reviewed information about Schroders’ compliance policies and procedures, compliance history, and a report from the Hartford Environmental Opportunities Fund’s Chief Compliance Officer about Schroders’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted that Schroders would support the Hartford Environmental Opportunities Fund’s compliance control structure, and, in particular, the resources Schroders would devote in support of the Hartford Environmental Opportunities Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act and the Hartford Environmental Opportunities Fund’s liquidity risk management program, as well as the future efforts of Schroders to combat cybersecurity risks and invest in business continuity planning.

With respect to Schroders, which would be responsible for the day-to-day portfolio management services for a sleeve of the Hartford Environmental Opportunities Fund (the “Sleeve”), subject to oversight by HFMC, the Board considered, among other things, Schroders’ investment personnel, its investment philosophy and process, its investment research capabilities and resources, its performance record, and its experience, including with respect to environmental-, social-, and governance-focused investments for the Hartford Environmental Opportunities Fund. The Board also considered the experience of the proposed portfolio manager from Schroders, trade execution capabilities, the number of accounts managed by the portfolio manager, and Schroders’ method of compensating portfolio managers. The Board also considered Schroders’ succession planning to ensure continuity of portfolio management services provided to the Hartford Environmental Opportunities Fund.

The Board also considered information previously provided by HFMC and Schroders regarding their compliance policies and procedures and compliance history, and received a representation from the Hartford Funds’ Chief Compliance Officer that the written compliance policies and procedures of Schroders are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HFMC’s representation that it did not anticipate making any material changes to HFMC’s and the Hartford Funds’ compliance program as a result of the appointment of Schroders.

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In considering this information, the Board evaluated not only the information presented to the Board in connection with its consideration of the New Agreements, but also the Board’s experience through past interactions with Schroders. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Hartford Environmental Opportunities Fund by Schroders.

Performance of Schroders

The Board considered the investment performance of Schroders and the portfolio management team, including, for purposes of considering the investment skill and experience of the Sleeve’s proposed portfolio manager, composite performance data showing the portfolio manager’s capabilities in managing the Schroders Global Climate Change strategy, noting that Schroders currently manages accounts that use an investment strategy substantially similar to the proposed investment strategy of the Sleeve (but that none of the accounts are registered investment companies). The Board also considered information comparing the Schroders Global Climate Change strategy’s composite performance data to the Hartford Environmental Opportunities Fund’s benchmark and an appropriate universe of peer funds. The Board also considered additional information provided by HFMC about the broad range of the portfolio manager’s investment experience and investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Schroders have the capability of providing satisfactory investment performance for the Hartford Environmental Opportunities Fund.

Costs of the Services and Profitability of Schroders

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to the Hartford Environmental Opportunities Fund and HFMC’s profitability, both overall and for the Fund on a pre-tax basis without regard to distribution expenses, from all services provided to the Fund under the current contractual arrangements and also assuming implementation of the New Agreements with Schroders.

In considering the proposed sub-advisory and sub-sub-advisory fee schedules for the Sleeve, the Board considered representations from HFMC and Schroders that such fees were negotiated at arm’s length and that the sub-advisory fees would be paid by HFMC and not the Hartford Environmental Opportunities Fund. The Board also considered that SIMNA Ltd. is an affiliate of SIMNA Inc. and that SIMNA Ltd.’s sub-sub-advisory fees would be paid by SIMNA Inc., not the Hartford Environmental Opportunities Fund. Accordingly, the Board concluded that the profitability of Schroders is a less relevant factor with respect to the Board’s consideration of the New Agreements.

Based on these considerations, the Board concluded that the profits anticipated to be realized by Schroders and their affiliates from their relationships with the Hartford Environmental Opportunities Fund would not be excessive.

Comparison of Fees and Services to be Provided by Schroders

The Board considered the information that had been provided at the meeting on August 6-7, 2019 with respect to the proposed sub-advisory fees to be paid by HFMC to SIMNA Inc. with respect to the Hartford Environmental Opportunities Fund, as well as the sub-sub-advisory fees to be paid by SIMNA Inc. to SIMNA Ltd. In this regard, the Board requested and reviewed information from HFMC and SIMNA Inc. relating to the proposed sub-advisory and sub-sub-advisory fees for the Sleeve. The Board considered that, in connection with the addition of Schroders, there were no proposed changes to the management fees to be paid by the Hartford Environmental Opportunities Fund to HFMC, or the sub-advisory fees to be paid by HFMC to Wellington Management Company LLP with respect to the portion of the Hartford Environmental Opportunities Fund sub-advised by Wellington Management Company LLP.

The Board also considered information provided by Schroders to the Board about the quality of services to be performed for the Hartford Environmental Opportunities Fund and Schroders’ investment philosophy.

The Board received information regarding fees charged by Schroders to any other clients with investment strategies similar to those of the Sleeve, including institutional separate account clients and offshore fund clients for which Schroders serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by Schroders about any differences between Schroders’ services to be provided to the Hartford Environmental Opportunities Fund and the services it provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.

Based on these considerations, the Board concluded that the proposed sub-advisory and sub-sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as the Hartford Environmental Opportunities Fund grows. The Board also considered how any benefits from economies of scale would be realized by the various parties. The Board also considered that, with respect to the New Agreements, any economies of scale achieved by the Hartford Environmental Opportunities Fund would benefit HFMC because the sub-advisory fees would be paid by HFMC and not the Hartford Environmental Opportunities Fund. The Board considered that the

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Hartford Environmental Opportunities Fund and Schroders could share in the benefits from economies of scale as assets in the Hartford Environmental Opportunities Fund grow. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Hartford Environmental Opportunities Fund’s shareholders.

The Board noted, however, that it would review future growth in the Hartford Environmental Opportunities Fund’s assets and the appropriateness of additional breakpoints or other methods to share benefits from economies of scale as part of its future annual review of the New Agreements.

Other Benefits

The Board considered other benefits to HFMC and Schroders and their affiliates from their relationships with the Hartford Environmental Opportunities Fund. The Board also considered the benefits, if any, to Schroders from any use of the Hartford Environmental Opportunities Fund’s brokerage commissions to obtain soft dollar research. The Board considered that SIMNA Inc. has entered into a solicitation agreement with HFMC pursuant to which HFMC provides certain marketing support services with respect to an investment strategy model offered by SIMNA Inc. through its managed account platforms.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Hartford Environmental Opportunities Fund for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

116

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Revised March 2019

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

Mutual funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Advisory services are provided by Hartford Funds Management Company, LLC (HFMC). Certain funds are sub-advised by Wellington Management Company LLP and/or Schroder Investment Management North America Inc. Schroder Investment Management North America Ltd. serves as a sub-sub-adviser to certain funds. Hartford Funds refers to HFD and HFMC, which are not affiliated with any sub-adviser.

MFAR-GE19    12/19    214074    Printed in U.S.A.

HARTFORDFUNDS

Our benchmark is the investor.®

Hartford Fixed Income Funds

Annual Report

October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds' website (www.hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-888-843-7824. Your election to receive reports in paper will apply to all Hartford Funds held in your account if you invest through your financial intermediary or directly with a Fund.

If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds. The following is the Funds’ Annual Report covering the fiscal period from November 1, 2018 to October 31, 2019.

Market Review

During the 12 months ended October 31, 2019, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.33% despite volatility throughout the period.

Political uncertainty has been a core driver of this increased market volatility. Escalating trade tensions between the U.S. and China, continued debate over how the UK will handle its departure from the European Union, and the September announcement of an impeachment inquiry against President Trump all contributed to choppy market conditions.

However, July 1, 2019 marked a significant milestone: the U.S. entered the longest period of economic expansion on record, according to The National Bureau of Economic Research. Strong consumer spending in the U.S. has continued to buoy the domestic economy, helped by an unemployment rate that stayed at or below 4% throughout the 12 month period ended October 31, 2019.

Nevertheless, signs of a slowing global economy prompted central banks around the world to shift to more accommodating monetary policy. The U.S. Federal Reserve cut interest rates three times in 2019 to bring down the federal funds rate target down to a range of 1.50 – 1.75% as of October 31, 2019, while the European Central Bank, which already had established negative interest rates, further cut its rate to -0.50% as of September 18, 2019.

Politics, both at home and abroad, are likely to continue to play a key role in market movements this year. For this reason, we encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

Hartford Fixed Income Funds

The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

The Hartford Emerging Markets Local Debt Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 5/31/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Year	Since Inception[1]
Class A2	14.52%	0.57%	0.68%
Class A3	9.36%	-0.35%	0.13%
Class C2	13.57%	-0.20%	-0.08%
Class C3	12.57%	-0.20%	-0.08%
Class I2	14.92%	0.85%	0.94%
Class R3[2]	14.82%	0.33%	0.40%
Class R4[2]	14.58%	0.53%	0.65%
Class R5[2]	14.96%	0.77%	0.91%
Class Y2	15.12%	0.91%	0.97%
Class F2	15.00%	0.89%	0.96%
JP Morgan GBI Emerging Markets Global Diversified Index	15.59%	0.82%	0.44%

[1]	Inception: 05/31/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Emerging Markets Local Debt Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.42%	1.26%
Class C	2.20%	2.01%
Class I	1.08%	1.01%
Class R3	1.74%	1.56%
Class R4	1.44%	1.26%
Class R5	1.14%	0.96%
Class Y	1.12%	0.91%
Class F	1.02%	0.91%

*

Expenses as shown in the Fund’s prospectus dated 3/1/19. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. The Fund filed a prospectus supplement with the U.S. Securities and Exchange Commission on 8/8/19 that reflected changes to the Fund’s contractual investment management fee rate and expense reimbursement arrangements effective 11/1/19. The gross expense ratios shown in this supplement are as follows: 1.35% (Class A), 2.10% (Class C), 1.00% (Class I), 1.64% (Class R3), 1.34% (Class R4), 1.04% (Class R5), 1.02% (Class Y), and 0.92% (Class F). The net expense ratios shown in this supplement are as follows 1.19% (Class A), 1.94% (Class C), 0.94% (Class I), 1.49% (Class R3), 1.19% (Class R4), 0.89% (Class R5), 0.89% (Class Y), and 0.84% (Class F). Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/28/21 unless the Fund’s Board of Directors approves an earlier termination. However, the information in this annual report is as of 10/31/19 and does not reflect these changes. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

Portfolio Managers

James W. Valone, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Michael T. Henry

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Kevin Murphy

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Emerging Markets Local Debt Fund returned 14.52%, before sales charges, for the twelve-month period ended October 31, 2019, underperforming the Fund’s benchmark, the JP Morgan GBI Emerging Markets Global Diversified Index (GBI-EMGD Index), which returned 15.59% for the same period. For the same period, the Class A shares of the Fund outperformed the 13.54% average return of the Lipper Emerging Markets Local Currency Debt Funds peer group, a group of funds that seek either current income or total return by investing at least 65% of total assets in debt issues denominated in the currency of their market of issuance.

Why did the Fund perform this way?

Performance across the emerging markets fixed income sectors was positive during the period. Local markets debt, as measured by the GBI-EMGD Index, generated a total return of 15.59%. A decrease in

Emerging-markets (EM) rates drove positive performance relative to the GBI-EMGD Index, while appreciation of EM currencies versus the U.S. dollar had a small positive impact on relative performance for the period.

Emerging-markets corporate debt finished the period with a return of 12.20%, as measured by the JP Morgan CEMBI Broad Diversified Index (CEMBIBD Index). Credit spreads widened by 0.17% to a level of 3.40% by the end of the period.

Over the period, global fixed-income markets were influenced by uncertainty around global growth, central bank monetary policy expectations, and the outcome of proposed tariffs by the United States (U.S.) potentially impacting most global trade partners. Global sovereign debt yields declined across most markets following the injection of monetary stimulus by the U.S. Federal Reserve (Fed) and European Central Bank (ECB). In October 2019, the Fed lowered interest rates for the third time in 2019 by 0.25%, targeting a new range between 1.50%

3

The Hartford Emerging Markets Local Debt Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

and 1.75%. The ECB resumed quantitative easing in November of 2018, buying approximately 20 billion euros (EUR) worth of bonds per month. Geopolitical uncertainty remained elevated over the period amid an elusive U.S./China trade agreement and the ongoing uncertainty surrounding the United Kingdom’s exit from the European Union (EU), also known as “Brexit.”

In Europe, the Middle East, and Africa (EMEA), Volodymyr Zelensky was elected as President of Ukraine in April’s runoff election. In Kazakhstan, Kassym Jomart-Tokayev was inaugurated as the new president, following the resignation of long-term president Nursultan Nazarbayev. In Tunisia, Kais Saied, a pro-democracy political independent, became Tunisia’s second freely elected president. In Turkey, President Tayyip Erdogan claimed a victory for his ruling AK Party in local elections but appeared to have lost control of the capital Ankara and the country’s largest city, Istanbul, to its main opposition, the Republican People’s Party (CHP). In Egypt, voters approved constitutional changes in a referendum that would enable President Abdel Fattah Al Sisi to continue in power until 2030. Geopolitical tensions between Iran and Saudi Arabia escalated following a missile and drone attacks on two Saudi Arabian oil facilities.

In Latin America, presidential elections dominated the news. President-elect Alberto Fernandez won the presidential election in Argentina, defeating incumbent Mauricio Macri, and is scheduled to take office on December 10, 2019. In Brazil, Jair Bolsonaro was sworn in as the new president and proposed a new pension reform, aiming to save 1 trillion reais ($269.5 billion) over 10 years. In Bolivia, President Evo Morales claimed victory in their presidential election, while opposition candidate Carlos Mesa demanded a runoff election. Ecuador announced plans to leave the Organization of Petroleum Exporting Countries (OPEC), and President Lenin Moreno declared a nationwide state of emergency over protests surrounding the decision to end fuel subsidies, which substantially increased Ecuadorians’ fuel costs. In Chile, protests began over criticisms about a lack of quality education, weak pensions, increasing prices, and a low minimum wage. At the G20 summit in Osaka, the European Union and the Mercosur customs union, including Argentina, Brazil, Paraguay and Uruguay, agreed to a free trade treaty, concluding two decades of negotiations. The U.S. Office of Foreign Assets Control (OFAC) imposed new sanctions against the Government of Venezuela. Venezuelan President Nicolas Maduro was also under pressure as the U.S., European Parliament, and other nations recognized the National Assembly’s leader, Juan Guaido, as the new President. The U.S. withdrew the threat to impose tariffs on Mexican goods in exchange for increased enforcement to stop Central American migrants traveling to the U.S. through Mexico.

In Asia, the U.S.-China trade war led the news. Most recently, President Xi Jinping of China and U.S. President Donald Trump reached a ceasefire in their trade negotiation. In Hong Kong, although the government proposed to withdraw its controversial extradition bill, which would have allowed suspects to be tried in mainland China, protests continued to escalate throughout the period. India imposed retaliatory tariffs on 28 U.S. goods after President Donald Trump’s decision to cancel a preferential trade access on about $6 billion worth of Indian goods to the U.S. market. Additionally in India, Narendra Modi was sworn in for a second term as prime minister after his party won a majority in the election. After months of political uncertainty, Indonesia’s

Constitutional Court upheld the victory of President Joko Widodo, rejecting accusations of voting fraud by losing presidential candidate Prabowo Subianto.

Within the Fund, relative to the GBI-EMGD Index, security selection was the main driver of relative underperformance, while currency positioning and duration positioning had a positive impact. The Fund’s structural allocation to corporate bonds had a negative impact on relative performance as, generally speaking, corporate bonds underperformed the local rates and coupon component of the GBI-EMGD Index. Within the Fund’s corporate bond holdings, country allocation drove positive relative performance versus the CEMBIBD Index, while security selection had a negative impact.

The Fund’s duration positioning contributed positively to relative performance, including duration positioning for corporate bonds. The duration effect for external corporate debt is measured by U.S. Treasury yield movement, and over the period, U.S. Treasury rates decreased. In contrast, the Fund’s underweight exposure to EM local market duration, as EM rates decreased over the period, detracted from relative performance to the GBI-EMGD Index. When examining EM local market duration exposure, underweight exposure to lower-yielding markets with limited upside in yields, including Thailand, Poland, Colombia, Chile, and Peru, weighed on performance. In addition, an underweight exposure in Turkey due to accelerating public bank credit growth, which may pose concerns on poor lending practices, detracted from performance. In contrast, an overweight duration exposure to Mexico proved beneficial, as inflation pressures have lessened and provided room for more accommodative monetary policies.

Security selection detracted from relative performance to the GBI-EMGD Index during the period. In Argentina, an allocation to external sovereign debt and an allocation to external corporate debt both weighed on performance. In Thailand and Malaysia, underweight exposures to the mid and long ends of their respective local curves also detracted from performance. An underweight exposure to the middle of the yield curve in Poland weighed on relative performance. In contrast, allocations to Indonesian, Mexican, and Turkish denominated supranational debt proved favorable. Additionally, an allocation to Indonesian rupiah (IDR) denominated quasi-sovereign debt in the Export-Import bank of Korea, and an allocation to external corporate debt in South Korea and China proved favorable.

Currency positioning aided relative performance to the GBI-EMGD Index. An allocation to the Egyptian pound, given stable-to-improving fundamentals and attractive valuations in our view, contributed positively to relative performance. Short exposure to the euro, which was taken to diversify the short U.S. dollar position associated with the Fund’s long positions in EM currency, also performed well. Tactical positioning to the Brazilian real, including an underweight position in the third quarter of 2019, was additive to relative performance. In contrast, an underweight exposure to the Thai baht, due to what we believe are unattractive valuations and vulnerabilities to a downside surprise in China, detracted from relative performance. Also, an overweight exposure to the Argentine peso earlier in the period, weighed on relative performance.

During the period, the Fund’s interest rate and credit positioning was primarily implemented through cash bond positions and derivatives. We used local currency denominated cash bonds, currency forwards

4

The Hartford Emerging Markets Local Debt Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

(deliverable and non-deliverable), and currency options to express our views on currency. Overall, the use of these instruments contributed positively to the Fund’s relative performance during the period.

What is the outlook as of the end of the period?

EM debt markets have seen strong performance year to date through October 31, 2019. We believe that this was principally shaped by constructive themes, such as a more accommodative Fed, resilience and stability in EM fundamentals broadly, and a weaker but still supportive global growth backdrop. While developed market central banks’ policies are accommodative, U.S. trade policy uncertainty has persisted. We continue to expect that longer-term U.S.-China trade tensions risk will drive a gradual but steady decline in relations. Weaker global sentiment and implementation of further tariffs could negatively impact global growth, particularly global trade and manufacturing, which could create a less supportive backdrop for emerging markets. Although global growth is slowing, it may remain supportive for EM fundamentals. This backdrop may keep inflation muted and importantly allow the Fed to further ease interest rates.

We believe risks for deterioration in EM corporate fundamentals remain centered on trade tensions, slower growth and country specific challenges. Default rates have remained low, but we believe default rates have the potential to rise modestly as the global backdrop evolves. We believe leverage ratios will likely continue to be manageable, as capital expenditure has only just begun to recover after many years of decline.

As of the end of the period, we believe there is global liquidity and stability in aggregate EM fundamentals, which may help guard against risks around a more severe slowdown in growth given trade uncertainty and geopolitics. As of the end of the period, the Fund was underweight EM duration across regions. As of the end of the period, the Fund was underweight EM currencies in aggregate, including an underweight in Latin America and Asia, notwithstanding an overweight in Eastern Europe, the Middle East, and Africa (EEMEA).

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • The value of inflation-protected securities (IPS) generally fluctuates with changes in real interest rates, and the market for IPS may be less developed or liquid, and more volatile, than other securities markets. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • The Fund may invest in a smaller number of issuers, so it may be more exposed to risks and volatility than a more broadly diversified fund. • Restricted securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of October 31, 2019

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	22.2%
Foreign Government Obligations	68.6

Total	90.8%

Short-Term Investments	5.5
Purchased Options	0.3
Other Assets & Liabilities	3.4

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

5

The Hartford Floating Rate Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 4/29/2005 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	1.98%	3.21%	4.65%
Class A2	-1.08%	2.59%	4.33%
Class C1	1.22%	2.45%	3.88%
Class C2	0.25%	2.45%	3.88%
Class I1	2.29%	3.50%	4.92%
Class R3[1]	1.72%	2.94%	4.37%
Class R4[1]	2.04%	3.21%	4.62%
Class R5[1]	2.18%	3.50%	4.91%
Class Y1	2.25%	3.56%	4.98%
Class F1	2.32%	3.55%	4.95%
S&P/LSTA Leveraged Loan Index	2.67%	3.83%	5.11%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 4/23/12, Wellington Management Company LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on 5/18/12, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.00%	1.00%
Class C	1.74%	1.74%
Class I	0.72%	0.72%
Class R3	1.38%	1.26%
Class R4	1.08%	1.01%
Class R5	0.77%	0.77%
Class Y	0.75%	0.74%
Class F	0.66%	0.66%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until at least 2/29/20. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

6

The Hartford Floating Rate Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

David B. Marshak

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Jeffrey W. Heuer, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Floating Rate Fund returned 1.98%, before sales charge, for the twelve-month period ended October 31, 2019, underperforming the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index, which returned 2.67% for the same period. For the same period, the Class A shares of the Fund underperformed the 2.14% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by uncertainty around global growth, central bank monetary policy expectations, and the outcome of proposed tariffs by the United States (U.S.) potentially impacting most of its global trade partners. Global sovereign debt yields declined across most markets following the injection of monetary stimulus by the U.S. Federal Reserve (Fed) and the European Central Bank (ECB). Geopolitical uncertainty remained elevated over the period amid an elusive U.S./China trade agreement, the ongoing saga surrounding the United Kingdom’s (U.K.’s) exit from the European Union (EU), also known as “Brexit,” and inquiries into potential U.S. presidential impeachment proceedings. Despite these concerns, corporate bond spreads tightened over optimism that monetary accommodation could offset the drag on global growth from restrictive trade policies.

U.S. monetary policy continued along a more accommodative path. The Fed cut rates three times in the period, though its policy rhetoric and rate projections later in the period tilted towards tighter monetary conditions relative to market expectations. The Fed also conducted short-term operations to alleviate funding pressures. At the end of the period, third quarter 2019 gross domestic product (GDP) growth in the U.S. slowed to a 2.1% annualized rate and consumer confidence weakened as a result of economic uncertainty from tariffs. However, payroll growth remained firm and housing activity rebounded in response to lower mortgage rates.

Absolute returns in global sovereign debt were generally positive during the twelve-month period as accommodative central banks and weakening global growth supported lower yields. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted positive returns over the twelve-month period. Investment-grade corporate bonds benefited from credit spread tightening. High yield generated positive absolute and excess returns as coupon income offset spread widening. Securitized sectors generally generated moderate positive excess returns, with mortgage-backed pass-through securities being an exception during the period.

Over the period, security selection contributed positively to performance relative to the S&P/LSTA Leveraged Loan Index, and sector allocation detracted from relative performance. Security selection contributed positively to relative returns during the period, largely due to strong selection within the Financial Institutions, Consumer Cyclical Services, and Consumer Products sectors, which was partially offset by weaker selection within the Metals and Mining, Energy, and Cable and Satellite sectors. Within sector allocation, an overweight allocation to the Energy sector detracted from to the Fund’s performance relative to the S&P/LSTA Leveraged Loan Index, while an underweight allocation to the Metals and Mining sector and overweight allocations to the Gaming and Cable and Satellite sectors contributed positively to relative performance. In aggregate, quality positioning had a negative impact on relative performance, as the Fund’s underweight to investment-grade securities detracted during a time when higher quality outperformed.

During the period, the Fund had a small position in the High Yield Credit Default Swap Index (CDX), a type of derivative. The Fund’s CDX position was used for liquidity purposes and for tactically adjusting the risk posture of the Fund. This position had a slightly positive impact on performance.

We also used derivatives in the Fund on a limited basis during the period for risk management purposes. Over the trailing twelve months, we employed currency forwards in the Fund to seek to minimize active currency risk from investments in non-dollar denominated securities. Although we typically view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis the currency forwards contributed positively to performance relative to the S&P/LSTA Leveraged Loan Index over the period.

What is the outlook as of the end of the period?

As of the end of the period, we remain positive on the outlook for bank loans. While we are monitoring the potential for slower growth in 2020, stable fundamentals, attractive valuation, and our belief of a continued benign default rate lead us to our supportive view. That said, we continue to monitor global political risks. In our view, default rates are expected to be benign and remain below historical averages. We believe the asset class has many long-term potential benefits, including portfolio diversification and floating-rate coupons (we believe these should eventually reassert themselves to enhance the relative appeal of bank loans for investors).

We remain constructive on high yield given the backdrop of stable corporate fundamentals, supportive central bank policy, and continued demand for yield-producing assets. While geopolitical tensions and trade policy uncertainty remain as risks, we believe spreads are fair given our expectation for defaults to remain below their historical average over the

7

The Hartford Floating Rate Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

next year. We are particularly positive on conditions in the U.S., and favor issuers expected to benefit from a stable or growing U.S. domestic economy. However, we are also finding some attractive idiosyncratic investment opportunities in Europe and emerging markets, in our view. We expect supply to remain limited as many issuers continue to shift to the bank loan market to take advantage of less restrictive covenants. We favor the Gaming sector due to favorable consumer trends and low expected supply growth; we remain cautious on the Retail sector, which suffers from secular decline, as brick-and-mortar stores continue to lose market share to e-commerce.

At the end of the period, the Fund maintained an allocation to high yield credit outside of the S&P/LSTA Leveraged Loan Index. Within quality positioning, the Fund was overweight BB rated securities and underweight securities rated B, CCC, and below. In terms of sector positioning, the Fund ended the period with the largest overweights to the Energy, Wireless, and Gaming sectors, and the largest underweights to the Healthcare, Technology, and Chemicals sectors relative to the S&P/LSTA Leveraged Loan Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (junk) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.

The Fund should not be considered an alternative to CDs or money market funds. This Fund is intended for investors who are looking to complement their traditional fixed-income investments.

Composition by Security Type(1)

as of October 31, 2019

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.7%
Warrants	0.0 *

Total	0.7%

Fixed Income Securities
Convertible Bonds	0.2%
Corporate Bonds	5.5
Senior Floating Rate Interests	83.8

Total	89.5%

Short-Term Investments	12.3
Other Assets & Liabilities	(2.5)

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

8

The Hartford Floating Rate High Income Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 9/30/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Year	Since Inception[1]
Class A2	2.34%	3.36%	4.88%
Class A3	-0.73%	2.73%	4.48%
Class C2	1.60%	2.60%	4.10%
Class C3	0.63%	2.60%	4.10%
Class I2	2.63%	3.63%	5.15%
Class R3[2]	2.13%	3.09%	4.57%
Class R4[2]	2.33%	3.37%	4.86%
Class R5[2]	2.72%	3.90%	5.30%
Class Y2	2.71%	3.68%	5.18%
Class F2	2.73%	3.64%	5.17%
S&P/LSTA Leveraged Loan Index	2.67%	3.83%	4.86%

[1]	Inception: 09/30/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 4/23/12, Wellington Management Company LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on 5/18/12, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.15%	1.06%
Class C	1.89%	1.81%
Class I	0.87%	0.81%
Class R3	1.51%	1.36%
Class R4	1.21%	1.06%
Class R5	0.90%	0.76%
Class Y	0.90%	0.79%
Class F	0.79%	0.76%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

9

The Hartford Floating Rate High Income Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

David B. Marshak

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Jeffrey W. Heuer, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Floating Rate High Income Fund returned 2.34%, before sales charge, for the twelve-month period ended October 31, 2019, underperforming the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index, which returned 2.67% for the same period. For the same period, the Class A shares of the Fund outperformed the 2.14% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by uncertainty around global growth, central bank monetary policy expectations, and the outcome of proposed tariffs by the United States (U.S.) potentially impacting most of its global trade partners. Global sovereign debt yields declined across most markets following the injection of monetary stimulus by the U.S. Federal Reserve (Fed) and the European Central Bank (ECB). Geopolitical uncertainty remained elevated over the period amid an elusive U.S./China trade agreement, the ongoing saga surrounding the United Kingdom’s (U.K.’s) exit from the European Union (EU), also known as “Brexit,” and inquiries into potential U.S. presidential impeachment proceedings. Despite these concerns, corporate bond spreads tightened over optimism that monetary accommodation could offset the drag on global growth from restrictive trade policies.

U.S. monetary policy continued along a more accommodative path. The Fed cut rates three times in the period, though its policy rhetoric and rate projections later in the period tilted towards tighter monetary conditions relative to market expectations. The Fed also conducted short-term operations to alleviate funding pressures. At the end of the period, third quarter 2019 gross domestic product (GDP) growth in the U.S. slowed to a 2.1% annualized rate and consumer confidence weakened as a result of economic uncertainty from tariffs. However, payroll growth remained firm and housing activity rebounded in response to lower mortgage rates.

Absolute returns in global sovereign debt were generally positive during the twelve-month period as accommodative central banks and weakening global growth supported lower yields. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted positive returns over the twelve-month period. Investment-grade corporate bonds benefited from credit spread tightening. High yield generated positive absolute and excess returns as coupon income offset spread widening. Securitized sectors generally generated moderate positive excess returns, with mortgage-backed pass-through securities being an exception during the period.

Over the period, security selection contributed positively to performance relative to the S&P/LSTA Leveraged Loan Index, and sector allocation detracted from relative performance. Security selection contributed positively to relative returns during the period largely due to strong selection within the Financial Institutions, Consumer Cyclical Services, and Consumer Products sectors, which was partially offset by weaker selection within the Metals and Mining, Diversified Manufacturing, and Healthcare sectors. Within sector allocation, an overweight allocation to the Energy sector detracted from to the Fund’s performance relative to the S&P/LSTA Leveraged Loan Index, while an overweight allocation to the Wireless, Gaming, and Metals and Mining sectors contributed positively to relative performance during the period. In aggregate, quality positioning had a negative impact on performance relative to the S&P/LSTA Leveraged Loan Index during the period, as the Fund’s overweight to securities rated CCC and below detracted from relative performance during a time when higher quality outperformed.

During the period, the Fund had a small position in the High Yield Credit Default Swap Index (CDX), a type of derivative. The Fund’s CDX position was used for liquidity purposes and for tactically adjusting the risk posture of the Fund. This position had a slightly positive impact on performance.

We also used derivatives in the Fund on a limited basis during the period for risk management purposes. Over the trailing twelve months, we employed currency forwards in the Fund to seek to minimize active currency risk from investments in non-dollar denominated securities. Although we typically view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis the currency forwards contributed positively to performance relative to the S&P/LSTA Leveraged Loan Index over the period.

What is the outlook as of the end of the period?

As of the end of the period, we remain positive on the outlook for bank loans. While we are monitoring the potential for slower growth in 2020, stable fundamentals, attractive valuation, and our belief of a continued benign default rate lead us to our supportive view. That said, we continue to monitor global political risks. In our view, default rates are expected to be benign and remain below historical averages. We believe the asset class has many long-term potential benefits, including portfolio diversification and floating-rate coupons (we believe these should eventually reassert themselves to enhance the relative appeal of bank loans for investors).

We remain constructive on high yield given the backdrop of stable corporate fundamentals, supportive central bank policy, and continued demand for yield-producing assets. While geopolitical tensions and trade policy uncertainty remain as risks, we believe spreads are fair given our

10

The Hartford Floating Rate High Income Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

expectation for defaults to remain below their historical average over the next year. We are particularly positive on conditions in the U.S., and favor issuers expected to benefit from a stable or growing U.S. domestic economy. However, we are also finding some attractive idiosyncratic investment opportunities in Europe and emerging markets, in our view. We expect supply to remain limited as many issuers continue to shift to the bank loan market to take advantage of less restrictive covenants. We favor the Gaming sector due to favorable consumer trends and low expected supply growth; we remain cautious on the Retail sector, which suffers from secular decline, as brick-and-mortar stores continue to lose market share to e-commerce.

At the end of the period, the Fund maintained an allocation to high-yield credit outside of the S&P/LSTA Leveraged Loan Index. Within quality positioning, the Fund was underweight BB rated securities and overweight to securities rated B, CCC, and below. In terms of sector positioning, the Fund ended the period with the largest overweights to the Energy, Wireless, and Cable and Satellite sectors, and the largest underweights to the Technology, Healthcare, and Chemicals sectors relative to the S&P/LSTA Leveraged Loan Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Loans can be difficult to value and less liquid than other types of debt instrument; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Restricted securities may be more difficult to sell and price than other securities.

The Fund should not be considered an alternative to CDs or money market funds. This Fund is intended for investors who are looking to complement their traditional fixed-income investments.

Composition by Security Type(1)

as of October 31, 2019

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.7%
Warrants	0.0 *

Total	0.7%

Fixed Income Securities
Convertible Bonds	0.3%
Corporate Bonds	10.1
Senior Floating Rate Interests	81.4

Total	91.8%

Short-Term Investments	7.0
Other Assets & Liabilities	0.5

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

11

The Hartford High Yield Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 9/30/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	8.27%	4.16%	6.77%
Class A2	3.40%	3.20%	6.28%
Class C1	7.42%	3.37%	5.97%
Class C2	6.42%	3.37%	5.97%
Class I1	8.55%	4.43%	7.07%
Class R3[1]	8.03%	3.84%	6.45%
Class R4[1]	8.26%	4.18%	6.78%
Class R5[1]	8.50%	4.45%	7.08%
Class Y1	8.42%	4.45%	7.10%
Class F1	8.74%	4.47%	7.09%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	8.38%	5.18%	7.78%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.18%	1.06%
Class C	1.88%	1.81%
Class I	0.84%	0.81%
Class R3	1.48%	1.36%
Class R4	1.18%	1.06%
Class R5	0.88%	0.76%
Class Y	0.87%	0.80%
Class F	0.76%	0.71%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

12

The Hartford High Yield Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Manager

Christopher A. Jones, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford High Yield Fund returned 8.27% before sales charge, for the twelve-month period ended October 31, 2019, underperforming its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, which returned 8.38% for the same period. For the same period, the Class A shares of the Fund outperformed the 7.72% average return of the Lipper High Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by uncertainty around global growth, central bank monetary policy expectations, and the outcome of proposed tariffs by the United States (U.S.) potentially impacting most of its global trade partners. Global sovereign debt yields declined across most markets following the injection of monetary stimulus by the U.S. Federal Reserve (Fed) and the European Central Bank (ECB). Geopolitical uncertainty remained elevated over the period amid an elusive U.S./China trade agreement, the ongoing saga surrounding the United Kingdom’s (U.K.’s) exit from the European Union (EU), also known as “Brexit,” and inquiries into potential U.S. presidential impeachment proceedings. Despite these concerns, corporate bond spreads tightened over optimism that monetary accommodation could offset the drag on global growth from restrictive trade policies.

Global monetary policies continued along a more accommodative path, in the aggregate. The Fed cut rates three times in the period, though its policy rhetoric and rate projections later in the period tilted towards tighter monetary conditions relative to market expectations. The Fed also conducted short-term operations to alleviate funding pressures. The ECB launched a package of stimulus measures, including a rate cut, resumption of asset purchases to continue “as long as necessary,” and the introduction of tiered deposit rates to exempt banks from negative interest rates. The Bank of Japan indicated that it may provide additional easing at its October 2019 meeting (but later kept monetary policy steady when the meeting occurred), while a noted Bank of England policymaker who is typically concerned about the threat of inflation acknowledged that monetary easing may be necessary to counter Brexit uncertainty.

At the end of the period, third quarter 2019 gross domestic product (GDP) growth in the U.S. slowed to a 2.1% annualized rate and consumer confidence weakened as a result of economic uncertainty from tariffs. However, payroll growth remained firm and housing activity rebounded in response to lower mortgage rates. Eurozone manufacturing Purchasing Managers’ Index (PMI) fell further into contractionary territory, owing to softer output, new orders, and sentiment; services PMI also declined but remained at an expansionary level. Japanese GDP growth eased to a 1.3% annualized rate in the second quarter of 2019, and inflation readings remained stubbornly below 1% year-over-year. Chinese industrial production and exports continued to experience adverse impacts from the ongoing trade war with the U.S.; official manufacturing PMI ticked higher but remained in contractionary territory.

Absolute returns in global sovereign debt were generally positive during the twelve-month period as accommodative central banks and weakening global growth supported lower yields. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted positive returns over the twelve-month period. Investment-grade corporate bonds benefited from credit spread tightening. High yield generated positive absolute and excess returns as coupon income offset spread widening during the period. Securitized sectors generally generated moderate positive excess returns with mortgage-backed pass-through securities being an exception during the period.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index returned 8.38% for the twelve months ended October 31, 2019 and outperformed duration-equivalent U.S. Treasuries by 0.89%. The Option-Adjusted Spread (OAS) of the Bloomberg Barclays U.S. Corporate High Yield Bond Index was 3.92% on October 31, 2019, wider than twelve months ago (3.71%). The high yield market began the period posting negative returns due to concerns over higher interest rates and weaker corporate earnings growth. During October 2019, high yield posted positive returns as the market tone generally remained upbeat following the Fed’s rate cut.

Quality positioning detracted from performance relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index during the period, primarily due to an underweight to BB rated securities during a time when higher quality outperformed.

During the period, security selection contributed positively to returns relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index, driven primarily by selection within the Energy and Technology sectors. This was partially offset by weaker selection in the Metals and Mining and Consumer Products sectors.

Overall, sector allocation decisions contributed positively to returns relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index during the period, primarily driven by the Fund’s underweight allocation to the Energy sector and overweight to the Gaming sector. This was partially offset by an underweight to the Utilities and Retail sectors, which detracted from relative returns.

Over the period, the Fund had a small position in the High Yield Credit Default Swap Index (CDX), a type of derivative. The Fund’s CDX position was used for liquidity purposes and for tactically adjusting the risk posture of the Fund. This position had a negligible impact on performance.

We also used derivatives in the Fund on a limited basis during the period for risk management purposes. Over the trailing twelve months, we employed currency forwards in the Fund to seek to minimize active

13

The Hartford High Yield Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

currency risk from investments in non-dollar denominated securities. Although we typically view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis the currency forwards contributed positively to performance relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index over the period.

What is the outlook as of the end of the period?

We remain constructive on high yield given the backdrop of stable corporate fundamentals, supportive central bank policy, and continued demand for yield-producing assets. While geopolitical tensions and trade policy uncertainty remain risks, we believe spreads are fair given our expectation for defaults to remain below their historical average over the next year.

We are particularly positive on conditions in the U.S., and favor issuers expected to benefit from a stable or growing U.S. domestic economy. However, we are also finding some attractive idiosyncratic investment opportunities in Europe and emerging markets in our view. We expect supply to remain limited as many issuers continue to shift to the bank loan market to take advantage of less restrictive covenants. We favor the Gaming sector due to favorable consumer trends and low expected supply growth; we remain cautious on the Retail sector, which suffers from secular decline, as brick-and-mortar stores continue to lose market share to e-commerce.

The Fund ended the period with the largest overweights in the Technology and Gaming sectors, and with the largest underweights to the Retail and Chemicals sectors. With quality positioning, the Fund was overweight B-rated securities and underweight BB-rated as well as CCC- and below-rated securities.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Restricted securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of October 31, 2019

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.6%
Escrows	0.4

Total	1.0%

Fixed Income Securities
Convertible Bonds	1.0%
Corporate Bonds	88.2
Senior Floating Rate Interests	5.0

Total	94.2%

Short-Term Investments	3.9
Other Assets & Liabilities	0.9

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

14

The Hartford Inflation Plus Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 10/31/2002 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	5.81%	1.44%	2.42%
Class A2	1.05%	0.51%	1.95%
Class C1	5.00%	0.67%	1.66%
Class C2	4.00%	0.67%	1.66%
Class I1	6.17%	1.69%	2.68%
Class R3[1]	5.50%	1.09%	2.07%
Class R4[1]	5.79%	1.39%	2.37%
Class R5[1]	6.18%	1.70%	2.68%
Class Y1	6.11%	1.74%	2.75%
Class F1	6.22%	1.71%	2.69%
Bloomberg Barclays U.S. TIPS 1-10 Year Index	6.87%	1.92%	2.56%
Bloomberg Barclays U.S. TIPS Index	8.96%	2.33%	3.36%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	0.98%	0.85%
Class C	1.70%	1.60%
Class I	0.68%	0.60%
Class R3	1.28%	1.20%
Class R4	0.99%	0.90%
Class R5	0.69%	0.60%
Class Y	0.68%	0.59%
Class F	0.57%	0.55%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

15

The Hartford Inflation Plus Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Allan M. Levin, CFA, FRM, FSA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Inflation Plus Fund returned 5.81%, before sales charge, for the twelve-month period ended October 31, 2019, underperforming both of its benchmarks, the Bloomberg Barclays U.S. TIPS 1-10 Year Index and Bloomberg Barclays U.S. TIPS Index, which returned 6.87% and 8.96%, respectively, for the same period. For the same period the Class A shares of the Fund underperformed the 7.46% average return of the Lipper Inflation Protected Bond Funds peer group, a group of funds that invests primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed-income securities structured to provide protection against inflation.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by uncertainty around global growth, central bank monetary policy expectations, and the outcome of proposed tariffs by the United States (U.S.) potentially impacting most of its global trade partners. Global sovereign debt yields declined across most markets following the injection of monetary stimulus by the U.S. Federal Reserve (Fed) and the European Central Bank (ECB). Geopolitical uncertainty remained elevated over the period amid an elusive U.S./China trade agreement, the ongoing saga surrounding the United Kingdom’s (U.K.’s) exit from the European Union (EU), also known as “Brexit,” and inquiries into potential U.S. presidential impeachment proceedings. Despite these concerns, corporate bond spreads tightened over optimism that monetary accommodation could offset the drag on global growth from restrictive trade policies.

Global monetary policies continued along a more accommodative path, in the aggregate. The Fed cut rates three times in the period, though its policy rhetoric and rate projections later in the period tilted towards tighter monetary conditions relative to market expectations. The Fed also conducted short-term operations to alleviate funding pressures. The ECB launched a package of stimulus measures, including a rate cut, resumption of asset purchases to continue “as long as necessary,” and the introduction of tiered deposit rates to exempt banks from negative interest rates. The Bank of Japan indicated that it may provide additional easing at its October 2019 meeting (but later kept monetary policy steady when the meeting occurred), while a noted Bank of England policymaker who is typically concerned about the threat of inflation acknowledged that monetary easing may be necessary to counter Brexit uncertainty.

At the end of the period, third quarter 2019 gross domestic product (GDP) growth in the U.S. slowed to a 2.1% annualized rate and consumer confidence weakened as a result of economic uncertainty from tariffs. However, payroll growth remained firm and housing activity rebounded in response to lower mortgage rates. Eurozone manufacturing Purchasing Managers’ Index (PMI) fell further into contractionary territory, owing to softer output, new orders, and sentiment; services PMI also declined but remained at an expansionary level. Japanese GDP growth eased to a 1.3% annualized rate in the second quarter of 2019, and inflation readings remained stubbornly below 1% year-over-year. Chinese industrial production and exports continued to experience adverse impacts from the ongoing trade war with the U.S.; official manufacturing PMI ticked higher but remained in contractionary territory.

Absolute returns in global sovereign debt were generally positive during the twelve-month period as accommodative central banks and weakening global growth supported lower yields. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted positive returns over the twelve-month period. Investment-grade corporate bonds benefited from credit spread tightening. High yield generated positive absolute and excess returns as coupon income offset spread widening during the period. Securitized sectors generally generated moderate positive excess returns with mortgage-backed pass-through securities being an exception during the period.

Real and nominal U.S. Treasury yields fell over the past 12 months across the yield curve. Fears around the deterioration of trade negotiations between the U.S. and China precipitated a rally in nominal Treasuries, while mixed data on U.S. inflation further contributed to the underperformance of Treasury inflation protected securities (TIPS) relative to nominal Treasuries. Over the twelve months ending October 31, 2019, 5- and 10-year TIPS “real” yields fell 1.00% and 0.94%, respectively, and 5- and 10-year inflation breakevens (a market-based measure of expected inflation) fell by 0.46% and 0.51%, respectively.

The Fund’s allocation across various credit sectors, such as bank loans, non-agency residential mortgage-backed securities (MBS), and commercial MBS (CMBS), had a positive impact on performance relative to the Bloomberg Barclays U.S. TIPS 1-10 Year Index during the period. We invested the Fund’s assets in these “plus” sectors because of our expectation that these particular sectors will be correlated to inflation over time. We used consumer price index (CPI) swaps in the Fund to overlay these sectors so that the overall Fund “beta” to inflation is not diminished. The Fund’s tactical duration positions and positioning within U.S. TIPS detracted from relative performance during the period.

Over the period, we made use of derivatives in the Fund in pursuit of both risk management and total returns. Derivatives usage included U.S. Treasury futures to manage duration, credit default swaps to manage sector exposure, currency forwards both to hedge emerging-markets

16

The Hartford Inflation Plus Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

currency risk and as part of the developed currency strategy, and CPI swaps and bond forwards to add inflation sensitivity. Over the period, the impact of derivatives on relative performance was negative overall. The Fund’s exposures to interest rate swaps (IRS), CPI swaps, and currency forwards detracted from performance relative to the Bloomberg Barclays U.S. TIPS 1-10 Year Index during the period, but were partially offset by the positive impact from the use of bond futures to manage duration and credit derivatives (e.g., CMBX).

What is the outlook as of the end of the period?

While realized inflation this year has remained low, we continue to believe that risks to inflation are skewed to the upside due to factors such as the uncertain impact of trade tensions, continued low productivity, lack of core goods deflation, and demand for housing. However, we believe that most credit sectors should deliver returns that exceed the returns of similar duration government bonds and remain an important diversifier. Therefore, we continue to see value in being short overall inflation exposure versus the benchmark in favor of credit.

We continue to be underweight shorter TIPS, which are most sensitive to short-term changes in inflation, and are focused on security selection around the 10-year segment of the TIPS curve. As of the end of the period, the Fund maintained allocations to select non-agency residential mortgage-backed securities (RMBS), agency MBS, and senior CMBS with what we consider to be attractive collateral. The Fund also held an allocation to bank loans as of the end of the period, which are supported by positive consumer fundamentals, in our view.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • The value of inflation-protected securities (IPS) generally fluctuates with changes in real interest rates, and the market for IPS may be less developed or liquid, and more volatile, than other securities markets. • Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.

Composition by Security Type(1)

as of October 31, 2019

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	3.4%
Foreign Government Obligations	2.0
Senior Floating Rate Interests	4.8
U.S. Government Agencies(2)	13.0
U.S. Government Securities	87.1

Total	110.3%

Short-Term Investments	2.6
Other Assets & Liabilities	(12.9)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage backed securities as of October 31, 2019.

17

Hartford Municipal Income Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 5/29/2015 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide a high level of current income that is generally exempt from federal income taxes, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	Since Inception[1]
Class A2	10.05%	4.01%
Class A3	5.10%	2.93%
Class C2	9.85%	3.68%
Class C3	8.85%	3.68%
Class I2	10.30%	4.26%
Class F2	10.38%	4.27%
Bloomberg Barclays Municipal Bond Index	9.42%	3.82%

[1]	Inception: 05/29/2015
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.10%	0.70%
Class C	1.83%	1.45%
Class I	0.81%	0.47%
Class F	0.79%	0.40%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

18

Hartford Municipal Income Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Municipal Income Fund returned 10.05%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming the Bloomberg Barclays Municipal Bond Index, which returned 9.42% for the same period. For the same period, the Class A shares of the Fund outperformed the 9.26% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by uncertainty around global growth, central bank monetary policy expectations, and the outcome of proposed tariffs by the United States (U.S.) potentially impacting most of its global trade partners. Global sovereign debt yields declined across most markets following the injection of monetary stimulus by the U.S. Federal Reserve (Fed) and the European Central Bank (ECB). Geopolitical uncertainty remained elevated over the period amid an elusive U.S./China trade agreement, the ongoing saga surrounding the United Kingdom’s (U.K.’s) exit from the European Union (EU), also known as “Brexit,” and inquiries into potential U.S. presidential impeachment proceedings.

U.S. monetary policy continued along a more accommodative path. The Fed cut rates three times in the period, though its policy rhetoric and rate projections later in the period tilted towards tighter monetary conditions relative to market expectations. The Fed also conducted short-term operations to alleviate funding pressures. At the end of the period, third quarter 2019 gross domestic product (GDP) growth in the U.S. slowed to a 2.1% annualized rate and consumer confidence weakened as a result of economic uncertainty from tariffs. However, payroll growth remained firm and housing activity rebounded in response to lower mortgage rates.

On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted positive returns over the twelve-month period. Investment-grade corporates benefited from credit spread tightening during the period. High yield generated positive absolute and excess returns as coupon income offset spread widening during the period.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 9.65% during the period. The index posted positive excess returns of 0.06%. The yield on 10-year AAA rated general obligation municipal bonds (GOs) decreased during the twelve-month period, as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA GOs to yields on 10-year Treasuries increased over the period, rising from 86.7% to 88.2%. Over the period, demand from municipal funds and individual bonds was relatively strong while supply was measured.

The primary driver of outperformance relative to the Bloomberg Barclays Municipal Bond Index during the period was security selection within investment-grade revenue bonds, particularly within the Healthcare and Tobacco sectors, and investment-grade general obligation bonds (local). An underweight to and security selection within high-yield revenue bonds also contributed positively to relative performance during the period, while an underweight to and security selection within high-yield general obligation bonds detracted modestly from relative performance. The Fund’s duration and yield curve positioning had a muted impact on relative performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We believe that U.S. economic growth is slowing, but the near-term risk of recession is low. We have started to reduce the high yield and BBB rated allocation of the Fund’s portfolio as we get later in the credit cycle. We expect revenue bond fundamentals to remain strong in the following sectors: Transportation, Special Tax, and Utilities. Within the Transportation sector, we have started to favor airports over toll roads based more on relative valuation than fundamentals. In our view, both toll roads and airports remain supported by healthy fundamentals. Within GO credits, we believe special tax sectors are attractive, where debt service coverage levels appear to have been supported by solid revenue growth. The Fund ended the period with an average duration of 5.32 years.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

19

Hartford Municipal Income Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Composition of Municipal Bonds(1)

as of October 31, 2019

Municipal Bonds	Percentage of Net Assets
Airport	7.9%
Development	2.9
Education	3.1
Facilities	0.7
General Obligation	9.6
Higher Education	1.5
Housing	0.5
Medical	8.9
Mello-Roos District	1.3
Multifamily Housing	0.5
Nursing Homes	8.6
Other(2)	15.1
Pollution	0.6
Power	3.3
School District	12.4
Single Family Housing	3.7
Tobacco	3.4
Transportation	7.2
Utilities	0.6
Water	1.5
Short-Term Investments	6.0
Other Assets & Liabilities	0.7

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

20

The Hartford Municipal Opportunities Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 5/31/2007 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	8.79%	3.44%	4.57%
Class A2	3.89%	2.49%	4.08%
Class C1	8.08%	2.66%	3.79%
Class C2	7.08%	2.66%	3.79%
Class I1	9.15%	3.69%	4.83%
Class Y1	9.17%	3.69%	4.83%
Class F1	9.15%	3.71%	4.84%
Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index	8.12%	2.98%	3.73%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class Y shares commenced operations on 5/31/18. Performance prior to that date is that of the Fund’s Class I shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	0.71%	0.69%
Class C	1.46%	1.44%
Class I	0.46%	0.46%
Class Y	0.50%	0.49%
Class F	0.39%	0.39%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

21

The Hartford Municipal Opportunities Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Municipal Opportunities Fund returned 8.79%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index, which returned 8.12% for the same period. For the same period, the Class A shares of the Fund outperformed the 8.18% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by uncertainty around global growth, central bank monetary policy expectations, and the outcome of proposed tariffs by the United States (U.S.) potentially impacting most of its global trade partners. Global sovereign debt yields declined across most markets following the injection of monetary stimulus by the U.S. Federal Reserve (Fed) and the European Central Bank (ECB). Geopolitical uncertainty remained elevated over the period amid an elusive U.S./China trade agreement, the ongoing saga surrounding the United Kingdom (U.K.’s) exit from the European Union (EU), also known as “Brexit,” and inquiries into potential U.S. presidential impeachment proceedings.

U.S. monetary policy continued along a more accommodative path. The Fed cut rates three times in the period, though its policy rhetoric and rate projections later in the period tilted towards tighter monetary conditions relative to market expectations. The Fed also conducted short-term operations to alleviate funding pressures. At the end of the period, third quarter 2019 gross domestic product (GDP) growth in the U.S. slowed to a 2.1% annualized rate and consumer confidence weakened as a result of economic uncertainty from tariffs. However, payroll growth remained firm and housing activity rebounded in response to lower mortgage rates.

On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted positive returns over the twelve-month period. Investment-grade corporates benefited from credit spread tightening during the period. High yield generated positive absolute and excess returns as coupon income offset spread widening during the period.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 9.65% during the period. The index posted positive excess returns of 0.06%. The yield on 10-year AAA rated general obligation municipal bonds (GOs) decreased during the twelve-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA GOs to yields on 10-year Treasuries increased over the period, rising from 86.7% to 88.2%. Over the period, demand from municipal funds and individual bonds was relatively strong while supply was measured.

Security selection within investment-grade revenue bonds (particularly multiple Utilities and Industrial Development sectors) was the primary positive contributor to performance relative to the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index during the period. An underweight to and security selection within high-yield revenue bonds also contributed positively to relative performance. Security selection within investment-grade credit general obligation bonds was a positive contributor to relative results during the period. The Fund’s duration and yield curve positioning also had a positive impact on relative performance. An underweight to and security selection within high-yielding general obligation bonds detracted modestly from performance relative to the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We believe that U.S. economic growth is slowing, but the near-term risk of recession is low. We have started to reduce the high yield and BBB rated allocation of the Fund’s portfolio as we get later in the credit cycle. We expect revenue bond fundamentals to remain strong in the following sectors: Transportation, Special Tax, and Utilities. Within the Transportation sector, we have started to favor airports over toll roads based more on relative valuation than fundamentals. Both toll roads and airports remain supported by healthy fundamentals, in our view. Within GO credits, we believe Special Tax sectors are attractive, where debt service coverage levels appear to have been supported by solid revenue growth. The Fund ended the period with an average duration of 4.88 years.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • High-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

22

The Hartford Municipal Opportunities Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Composition of Municipal Bonds(1)

as of October 31, 2019

Municipal Bonds	Percentage of Net Assets
Airport	4.9%
Bond Bank	0.1
Development	2.5
Education	1.6
Facilities	0.5
General Obligation	14.5
Higher Education	0.7
Housing	0.6
Medical	8.7
Mello-Roos District	1.2
Multifamily Housing	1.1
Nursing Homes	7.5
Other(2)	18.5
Pollution	0.6
Power	3.6
School District	10.1
Single Family Housing	5.4
Student Loan	0.3
Tobacco	3.0
Transportation	7.0
Utilities	0.8
Water	3.4
Short-Term Investments	2.7
Other Assets & Liabilities	0.7

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

23

Hartford Municipal Short Duration Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 5/29/2015 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	Since Inception[1]
Class A2	4.66%	1.68%
Class A3	-0.05%	0.63%
Class C2	4.54%	1.31%
Class C3	3.54%	1.31%
Class I2	4.92%	1.92%
Class F2	4.94%	1.94%
Bloomberg Barclays Municipal Bond Short 1-5 Year Index	4.41%	1.73%

[1]	Inception: 05/29/2015
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.21%	0.70%
Class C	1.95%	1.45%
Class I	0.93%	0.47%
Class F	0.91%	0.40%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

24

Hartford Municipal Short Duration Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Municipal Short Duration Fund returned 4.66%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming the Bloomberg Barclays Municipal Bond Short 1-5 Year Index, which returned 4.41% for the same period. For the same period, the Class A shares of the Fund also outperformed the 3.10% average return of the Lipper Short Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by uncertainty around global growth, central bank monetary policy expectations, and the outcome of proposed tariffs by the United States (U.S.) potentially impacting most of its global trade partners. Global sovereign debt yields declined across most markets following the injection of monetary stimulus by the U.S. Federal Reserve (Fed) and the European Central Bank (ECB). Geopolitical uncertainty remained elevated over the period amid an elusive U.S./China trade agreement, the ongoing saga surrounding the United Kingdom’s (U.K.’s) exit from the European Union (EU), also known as “Brexit,” and inquiries into potential U.S. presidential impeachment proceedings.

U.S. monetary policy continued along a more accommodative path. The Fed cut rates three times in the period, though its policy rhetoric and rate projections later in the period tilted towards tighter monetary conditions relative to market expectations. The Fed also conducted short-term operations to alleviate funding pressures. At the end of the period, third quarter 2019 gross domestic product (GDP) growth in the U.S. slowed to a 2.1% annualized rate and consumer confidence weakened as a result of economic uncertainty from tariffs. However, payroll growth remained firm and housing activity rebounded in response to lower mortgage rates.

On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted positive returns over the twelve-month period. Investment-grade corporates benefited from credit spread tightening during the period. High yield generated positive absolute and excess returns as coupon income offset spread widening during the period.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 9.65% during the period. The index posted positive excess returns of 0.06%. The yield on 10-year AAA rated general obligation municipal bonds (GOs) decreased during the twelve-month period, as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA

GOs to yields on 10-year Treasuries increased over the period, rising from 86.7% to 88.2%. Over the period, demand from municipal funds and individual bonds was relatively strong while supply was measured.

Security selection within investment-grade and high-yield revenue bonds as well as general obligation bonds, benefited returns relative to the Bloomberg Barclays Municipal Bond Short 1-5 Year Index during the period. Duration and yield curve positioning also had a positive effect on relative performance. The Fund’s allocation to high-yield revenue bonds detracted from returns relative to the Bloomberg Barclays Municipal Bond Short 1-5 Year Index over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We believe that U.S. economic growth is slowing, but the near-term risk of recession is low. We have started to reduce the high yield and BBB rated allocation of the Fund’s portfolio as we get later in the credit cycle. We expect revenue bond fundamentals to remain strong in the following sectors: Transportation, Special Tax, and Utilities. Within the Transportation sector, we have started to favor airports over toll roads based more on relative valuation than fundamentals. In our view, both toll roads and airports remain supported by healthy fundamentals. Within GO credits, we are positive on Special Tax sectors, where debt service coverage levels appear to have been supported by solid revenue growth. The Fund ended the period with an average duration of 2.46 years.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

25

Hartford Municipal Short Duration Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Composition of Municipal Bonds(1)

as of October 31, 2019

Municipal Bonds	Percentage of Net Assets
Airport	7.3%
Development	3.4
Education	1.8
General Obligation	10.7
Higher Education	1.9
Housing	1.5
Medical	9.4
Mello-Roos District	1.2
Nursing Homes	9.2
Other(2)	15.4
Pollution	1.0
Power	2.3
School District	7.4
Single Family Housing	7.5
Student Loan	1.6
Tobacco	6.7
Transportation	4.9
Utilities	1.0
Water	2.2
Short-Term Investments	3.7
Other Assets & Liabilities	(0.1)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

26

The Hartford Quality Bond Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 11/30/2012 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to maximize total return while providing a high level of current income consistent with prudent investment risk.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Year	Since Inception[1]
Class A2	9.72%	2.54%	2.28%
Class A3	4.78%	1.60%	1.60%
Class C2	8.96%	1.76%	1.51%
Class C3	7.96%	1.76%	1.51%
Class I2	10.04%	2.82%	2.56%
Class R3[2]	9.26%	2.28%	1.99%
Class R4[2]	9.85%	2.73%	2.41%
Class R5[2]	9.99%	2.95%	2.64%
Class Y2	10.23%	2.93%	2.64%
Class F2	10.17%	2.88%	2.60%
Bloomberg Barclays U.S. Aggregate Bond Index	11.51%	3.24%	2.75%

[1]	Inception: 11/30/2012
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	0.94%	0.86%
Class C	1.76%	1.61%
Class I	0.66%	0.61%
Class R3	1.28%	1.20%
Class R4	0.98%	0.95%
Class R5	0.68%	0.65%
Class Y	0.67%	0.55%
Class F	0.56%	0.45%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

27

The Hartford Quality Bond Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Michael F. Garrett*

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Val Petrov, PhD, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brian Conroy, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Cory D. Perry, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

* Michael F. Garrett announced his plan to retire, and effective June 30, 2020, he will no longer serve as a portfolio manager for the Fund.

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Quality Bond Fund returned 9.72%, before sales charge, for the twelve-month period ended October 31, 2019, underperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 11.51% for the same period. For the same period, the Class A shares of the Fund also underperformed the 10.66% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by uncertainty around global growth, central bank monetary policy expectations, and the outcome of proposed tariffs by the United States (U.S.) potentially impacting most of its global trade partners. Global sovereign debt yields declined across most markets following the injection of monetary stimulus by the U.S. Federal Reserve (Fed) and the European Central Bank (ECB). Geopolitical uncertainty remained elevated over the period amid an elusive U.S./China trade agreement, the ongoing saga surrounding the United Kingdom’s (U.K.) exit from the European Union (EU), also known as “Brexit,” and inquiries into potential U.S. presidential impeachment proceedings. Despite these concerns, corporate bond spreads tightened over optimism that monetary accommodation could offset the drag on global growth from restrictive trade policies.

Global monetary policies continued along a more accommodative path, in the aggregate. The Fed cut rates three times in the period, though its policy rhetoric and rate projections later in the period tilted towards tighter monetary conditions relative to market expectations. The Fed also conducted short-term operations to alleviate funding pressures. The ECB launched a package of stimulus measures, including a rate cut, resumption of asset purchases to continue “as long as necessary,” and the introduction of tiered deposit rates to exempt banks from negative interest rates. The Bank of Japan indicated that it may provide additional easing at its October 2019 meeting (but later kept monetary policy steady when the meeting occurred), while a noted Bank of England policymaker who is typically concerned about the threat of inflation acknowledged that monetary easing may be necessary to counter Brexit uncertainty.

At the end of the period, third quarter 2019 gross domestic product (GDP) growth in the U.S. slowed to a 2.1% annualized rate and consumer confidence weakened as a result of economic uncertainty from tariffs. However, payroll growth remained firm and housing activity rebounded in response to lower mortgage rates. Eurozone manufacturing Purchasing Managers’ Index (PMI) fell further into contractionary territory, owing to softer output, new orders, and sentiment; services PMI also declined but remained at an expansionary level. Japanese GDP growth eased to a 1.3% annualized rate in the second quarter of 2019, and inflation readings remained stubbornly below 1% year-over-year. Chinese industrial production and exports continued to experience adverse impacts from the ongoing trade war with the U.S.; official manufacturing PMI ticked higher but remained in contractionary territory.

Absolute returns in global sovereign debt were generally positive during the twelve-month period as accommodative central banks and weakening global growth supported lower yields. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted positive returns over the twelve-month period. Investment-grade corporate bonds benefited from credit spread tightening. High yield generated positive absolute and excess returns as coupon income offset spread widening during the period. Securitized sectors also generated positive excess returns during the period.

The agency residential mortgage-backed securities (RMBS) market, as measured by the Bloomberg Barclays MBS Fixed Rate Index, returned 8.87% for the full period, while outperforming duration-equivalent Treasuries by 1.30% as measured by Wellington Management. Following the market volatility in the fourth quarter of 2018, agency RMBS performance rebounded sharply in the first quarter of 2019 after the Fed pledged not to raise rates this year and implied volatility plunged. Subsequently, the environment for mortgages grew challenging

28

The Hartford Quality Bond Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

due to the persistent rally in interest rates along with a faster-than-expected prepayment report. This caused agency RMBS investors to ratchet up their prepayment assumptions on 30-year conventionals – Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC). Despite this, we saw mortgages outperforming Treasuries over the twelve-month period because our duration estimates were shorter than those of many other market participants. When interest rates rallied sharply during the period, the Bloomberg Barclays Fixed Rate MBS Index generated negative excess returns of 0.11%. Within the agency RMBS sector, Government National Mortgage Association (GNMA) pass-through securities lagged conventionals, and 30-year agency RMBS outperformed 15-year agency RMBS.

Over the trailing twelve-month period, the Fund’s duration positioning detracted from performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund strategically maintained a shorter duration than the Bloomberg Barclays U.S. Aggregate Bond Index, which negatively affected results as interest rates declined. Allocations to FNMA Delegated Underwriting and Servicing bonds (DUS), commercial mortgage-backed securities (CMBS), agency collateralized mortgage obligations (CMOs), and collateralized loan obligations (CLOs) contributed positively to relative performance during the period. In aggregate, the Fund’s pass-through positioning also benefited relative performance.

During the period, the Fund used U.S. Treasury futures to manage the duration and yield curve posture. The Fund also used swaptions and interest-rate swaps to adjust the risk posture of the Fund. Additionally, currency forwards were used to hedge the currency risk of high-quality sovereign cash securities back to U.S. dollars. In aggregate, the use of U.S. Treasury futures, interest rate swaps, currency forwards and swaptions detracted from performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index for the period.

What is the outlook as of the end of the period?

We believe the drop in interest rates and the increase in prepayments and macro uncertainty have pushed agency RMBS spreads to multi-year wides last seen in 2013. The global macro backdrop remains fragile, and the Fed has responded by cutting interest rates. A protracted lower rate structure via an accommodative Fed may help suppress interest rate volatility, which we believe is a positive backdrop for mortgage performance. Concerns over trade tensions and implications for the global cycle could weigh on agency RMBS spreads, in our view. However, we would expect them to outperform competing credit risk sectors in such a scenario, since they may attract interest as a liquid alternative to high quality credit, and through their yield advantage relative to the increasing amount of negative yields on global sovereign debt.

We believe current valuations of agency RMBS reflect some of the deterioration we have seen in agency RMBS fundamentals this year. Longer term, we remain constructive on agency RMBS fundamentals. We believe agency RMBS spreads are likely to be supported by growth in the federal budget deficit as the supply of Treasuries is set to rise relative to agency RMBS. Additionally, we believe agency RMBS may continue to benefit from lower leverage in the mortgage system and a more stable buyer-base of long-term investors.

We have a constructive outlook on most non-agency RMBS, given solid U.S. housing fundamentals and positive technical tailwinds in our view. We believe valuations remain attractive on a relative basis and spreads held up relatively well in spite of decelerating U.S. and global growth.

We are constructive on the asset-backed security (ABS) sector based on the strength of the U.S. consumer, in our view, but we are being selective as the credit cycle matures. Within CLOs, we are constructive on select mezzanine credit bonds, especially seasoned deals. Positive, albeit slowing, U.S. economic growth is still supportive of bank loan credit fundamentals in our view.

Our longer-term CMBS outlook is constructive due to favorable commercial real estate and economic fundamentals. We believe areas of structural weakness exist, such as retail and oil-patch regions, requiring judicious credit analysis and security selection. We favor credit bonds from Freddie Mac multifamily and single-asset single-borrower deals, as well as front-pay classes, interest-only tranches, and seasoned credit bonds from conduit deals.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. • The Fund may use dollar rolls, repurchase agreements, or reverse repurchase agreements, which can increase risk and volatility. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Restricted securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of October 31, 2019

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	26.1%
Corporate Bonds	0.2
U.S. Government Agencies(2)	83.9
U.S. Government Securities	0.7

Total	110.9%

Short-Term Investments	10.2
Purchased Options	0.7
Other Assets & Liabilities	(21.8)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage backed securities as of October 31, 2019.

29

The Hartford Short Duration Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 10/31/2002 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	5.05%	2.19%	2.48%
Class A2	2.95%	1.78%	2.27%
Class C1	4.34%	1.43%	1.72%
Class C2	3.34%	1.43%	1.72%
Class I1	5.52%	2.49%	2.79%
Class R3[1]	4.78%	1.94%	2.32%
Class R4[1]	5.16%	2.21%	2.56%
Class R5[1]	5.37%	2.51%	2.81%
Class R6[1]	5.54%	2.56%	2.83%
Class Y1	5.43%	2.54%	2.82%
Class F1	5.44%	2.53%	2.80%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	4.89%	1.60%	1.52%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 2.00%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 2/28/19. Performance prior to that date is that of the Fund’s Class Y shares. Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 2/26/10 through 2/27/17 and Class A shares (excluding sales charges) prior to 2/26/10.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	0.87%	0.81%
Class C	1.57%	1.56%
Class I	0.52%	0.52%
Class R3	1.17%	1.15%
Class R4	0.87%	0.85%
Class R5	0.57%	0.55%
Class R6	0.46%	0.46%
Class Y	0.54%	0.54%
Class F	0.46%	0.46%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

30

The Hartford Short Duration Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Manager

Timothy E. Smith

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Short Duration Fund returned 5.05%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, which returned 4.89% for the same period. For the same period, Class A shares of the Fund outperformed the 4.53% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by uncertainty around global growth, central bank monetary policy expectations, and the outcome of proposed tariffs by the United States (U.S.) potentially impacting most of its global trade partners. Global sovereign debt yields declined across most markets following the injection of monetary stimulus by the U.S. Federal Reserve (Fed) and the European Central Bank (ECB). Geopolitical uncertainty remained elevated over the period amid an elusive U.S./China trade agreement, the ongoing saga surrounding the United Kingdom’s (U.K.’s) exit from the European Union (EU) (also known as “Brexit”), and inquiries into potential U.S. presidential impeachment proceedings. Despite these concerns, corporate bond spreads tightened over optimism that monetary accommodation could offset the drag on global growth from restrictive trade policies.

Global monetary policies continued along a more accommodative path, in the aggregate. The Fed cut rates three times in the period, though its policy rhetoric and rate projections later in the period tilted towards tighter monetary conditions relative to market expectations. The Fed also conducted short-term operations to alleviate funding pressures. The ECB launched a package of stimulus measures, including a rate cut, resumption of asset purchases to continue “as long as necessary,” and the introduction of tiered deposit rates to exempt banks from negative interest rates. The Bank of Japan indicated that it may provide additional easing at its October 2019 meeting (but later kept monetary policy steady when the meeting occurred), while a noted Bank of England policymaker who is typically concerned about the threat of inflation acknowledged that monetary easing may be necessary to counter Brexit uncertainty.

At the end of the period, third quarter 2019 gross domestic product (GDP) growth in the U.S. slowed to a 2.1% annualized rate and consumer confidence weakened as a result of economic uncertainty from tariffs. However, payroll growth remained firm and housing activity rebounded in response to lower mortgage rates. Eurozone manufacturing Purchasing Managers’ Index (PMI) fell further into contractionary territory, owing to softer output, new orders, and sentiment; services PMI also declined but remained at an expansionary level. Japanese GDP growth eased to a 1.3% annualized rate in the second quarter of 2019, and inflation readings remained stubbornly below 1% year-over-year. Chinese industrial production and exports continued to experience adverse impacts from the ongoing trade war with the U.S.; official manufacturing PMI ticked higher but remained in contractionary territory.

Absolute returns in global sovereign debt were generally positive during the twelve-month period as accommodative central banks and weakening global growth supported lower yields. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted positive returns over the twelve-month period. Investment-grade corporate bonds benefited from credit spread tightening. High yield generated positive absolute and excess returns as coupon income offset spread widening during the period. Securitized sectors also generated positive excess returns during the period.

Real and nominal U.S. Treasury yields fell over the past twelve months along the yield curve, as the Fed cut interest rates, and mixed economic data led to elevated economic uncertainty.

The Fund’s short duration posture was the primary driver of underperformance relative to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index as interest rates fell over the period. The Fund’s overweight to investment-grade bonds in the Financials and Industrials sectors, as well as exposure to high yield and bank loans outside of the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, were additive to relative performance. In addition, the Fund’s allocation to securitized sectors such as asset-backed securities (ABS), agency and non-agency mortgage-backed securities (MBS), and commercial mortgage-backed securities (CMBS) had a positive impact on performance relative to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We believe U.S. economic growth is slowing, but we view the risk of a recession over the next year as low. We believe that the consumer and housing activity are still showing signs of resilience, while manufacturing activity has diminished, in our view. We believe U.S. inflation is firming as wage pressure accelerates.

The Fed has shifted to a wait-and-see approach, suggesting to us that policy is on hold unless data or events cause a material reassessment of the outlook. The market continues to price in a more aggressive path of rate cuts than the Fed’s projections. As a result, we positioned the Fund with a modest short duration bias.

As of the end of the period, we maintained a modest pro-cyclical positioning in the corporate bond sector based on what we consider to be supportive supply and demand characteristics as well as stable fundamentals, though slowing U.S. economic growth has led us to pare

31

The Hartford Short Duration Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

back corporate credit risk. Revenue and earnings growth for the corporate sector have slowed but remain in positive territory as of the end of the period. We are constructive on the ABS sector based on what we consider to be strong U.S. consumer fundamentals, although we are being selective given the later stage of the credit cycle. Within the sector, we favor auto, credit card, and equipment ABS. Our longer-term CMBS outlook is constructive based on what we consider to be favorable commercial real estate and economic fundamentals. We believe areas of structural weakness exist, such as retail and oil-patch regions, requiring judicious credit analysis and security selection. We prefer to own senior tranches of short-term CMBS. As of the end of the period, we retained the Fund’s allocation to bank loans due to diversification benefits, in our view, as well as their senior-secured status.

At the end of the period, the Fund was positioned with a moderately pro-cyclical risk posture, favoring the credit and securitized sectors. Specifically, we maintained exposure in the Fund to bank loans and high-yield credit, and continued to overweight investment-grade corporate credit in the Fund, favoring bonds in the Financials and Industrials sectors. We maintained the Fund’s allocations to agency MBS and non-agency MBS based on attractive valuations, in our view.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Restricted securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of October 31, 2019

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	15.7%
Corporate Bonds	56.9
Foreign Government Obligations	0.5
Municipal Bonds	0.5
Senior Floating Rate Interests	15.7
U.S. Government Agencies(2)	10.4
U.S. Government Securities	1.4

Total	101.1%

Short-Term Investments	0.5
Other Assets & Liabilities	(1.6)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage backed securities as of October 31, 2019.

32

The Hartford Strategic Income Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 5/31/2007 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	9.42%	4.03%	5.42%
Class A2	4.49%	3.08%	4.93%
Class C1	8.59%	3.25%	4.64%
Class C2	7.59%	3.25%	4.64%
Class I1	9.82%	4.29%	5.69%
Class R3[1]	9.22%	3.72%	5.22%
Class R4[1]	9.54%	4.03%	5.49%
Class R5[1]	9.78%	4.34%	5.74%
Class R6[1]	9.84%	4.40%	5.79%
Class Y1	9.91%	4.39%	5.79%
Class F1	9.93%	4.35%	5.72%
Bloomberg Barclays U.S. Aggregate Bond Index	11.51%	3.24%	3.73%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of 4/2/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.05%	0.95%
Class C	1.78%	1.70%
Class I	0.77%	0.70%
Class R3	1.37%	1.25%
Class R4	1.08%	0.95%
Class R5	0.78%	0.65%
Class R6	0.66%	0.60%
Class Y	0.77%	0.69%
Class F	0.66%	0.60%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

33

The Hartford Strategic Income Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Strategic Income Fund returned 9.42%, before sales charge, for the twelve-month period ended October 31, 2019, underperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 11.51% for the same period. For the same period, Class A shares of the Fund outperformed the 7.94% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds that seeks current income by allocating assets among several different fixed income sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by uncertainty around global growth, central bank monetary policy expectations, and the outcome of proposed tariffs by the United States (U.S.) potentially impacting most of its global trade partners. Global sovereign debt yields declined across most markets following the injection of monetary stimulus by the U.S. Federal Reserve (Fed) and the European Central Bank (ECB). Geopolitical uncertainty remained elevated over the period amid an elusive U.S./China trade agreement, the ongoing saga surrounding the United Kingdom’s (U.K.’s) exit from the European Union (EU), also known as “Brexit,” and inquiries into potential U.S. presidential impeachment proceedings. Despite these concerns, corporate bond spreads tightened over optimism that monetary accommodation could offset the drag on global growth from restrictive trade policies.

Global monetary policies continued along a more accommodative path, in the aggregate. The Fed cut rates three times in the period, though its policy rhetoric and rate projections later in the period tilted towards tighter monetary conditions relative to market expectations. The Fed also conducted short-term operations to alleviate funding pressures. The ECB launched a package of stimulus measures, including a rate cut, resumption of asset purchases to continue “as long as necessary,” and the introduction of tiered deposit rates to exempt banks from negative interest rates. The Bank of Japan indicated that it may provide additional easing at its October 2019 meeting (but later kept monetary policy steady when the meeting occurred), while a noted Bank of England policymaker who is typically concerned about the threat of inflation acknowledged that monetary easing may be necessary to counter Brexit uncertainty.

At the end of the period, third quarter 2019 gross domestic product (GDP) growth in the U.S. slowed to a 2.1% annualized rate and consumer confidence weakened as a result of economic uncertainty from tariffs. However, payroll growth remained firm and housing activity rebounded in response to lower mortgage rates. Eurozone manufacturing Purchasing Managers’ Index (PMI) fell further into contractionary territory, owing to softer output, new orders, and sentiment; services PMI also declined but remained at an expansionary level. Japanese GDP growth eased to a 1.3% annualized rate in the second quarter of 2019, and inflation readings remained stubbornly below 1% year-over-year. Chinese industrial production and exports continued to experience adverse impacts from the ongoing trade war with the U.S.; official manufacturing PMI ticked higher but remained in contractionary territory. The U.K. economy moved closer to recession as GDP contracted in the second quarter of 2019; industrial production, housing prices, and employment growth also trended lower.

Over the period, U.S. dollar performance was mixed. Perceived safe-haven currencies, such as the Japanese yen and Swiss franc, were notable outperformers amid trade frictions and slowing global growth prospects. Despite continued Brexit uncertainty for much of the period, the Great British pound appreciated driven by the draft of a Brexit deal agreement late in the period. Higher-beta and commodity-linked currencies such as the Australian dollar, New Zealand dollar, Norwegian krone, and Swedish krona were the most notable decliners. The euro also declined as weakening data and an accommodative ECB pressured the currency. Emerging market (EM) currencies were mixed versus the U.S. dollar. The Argentine peso was a notable decliner, as idiosyncratic issues and broader external debt sustainability concerns led to a loss of market confidence. The Mexican peso was a notable outperformer.

Absolute returns in global sovereign debt were generally positive during the twelve-month period as accommodative central banks and weakening global growth supported lower yields. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted positive returns over the twelve-month period. Investment-grade corporate bonds benefited from credit spread tightening. High yield generated positive absolute and excess returns as coupon income offset spread widening during the period. Securitized sectors generally generated moderate positive excess returns with mortgage-backed pass-through securities being an exception during the period.

Consistent with the Fund’s objective of seeking to provide current income and long-term total return, we continued to position the Fund

34

The Hartford Strategic Income Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

with an overweight to credit risk sectors, including high-yield credit, emerging-markets debt, and bank loans. The primary detractor from the Fund’s performance versus the Bloomberg Barclays U.S. Aggregate Bond Index over the period was directional duration and yield curve positioning. We remained positioned with an underweight to investment-grade credit in favor of bank loans and high yield (including contingent convertibles, also known as CoCos). Those higher-yielding sectors outperformed investment-grade credit over the period against the backdrop of stable corporate fundamentals, supportive central bank policy, and continued demand for yield-producing assets. An underweight to investment-grade corporates detracted from performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s allocation to emerging-markets debt detracted over the period, particularly external debt exposure, while emerging-market corporate exposure contributed favorably. Global trade tensions and external debt sustainability concerns weighed on the sector. Within securitized sectors, allocations to non-agency residential mortgage-backed securities (NA RMBS) and particularly commercial mortgage-backed securities (CMBS), also benefited performance, while agency mortgage-backed securities (MBS) detracted relative performance. During the period, the Fund maintained a structural allocation to developed-market currencies using a combination of bonds and derivatives (primarily forward contracts). Overall currency exposure had a positive contribution to relative performance. The Fund’s allocation to Treasury Inflation-Protected Securities (TIPS) had a negative impact on results as TIPS underperformed duration-equivalent nominal U.S. Treasuries. Derivative exposure to high-yield credit default swap indices (CDX) contributed positively to relative performance, while exposure to investment-grade and emerging-markets CDX detracted from relative performance.

What is the outlook as of the end of the period?

As of the end of the period, we believe global growth is likely to moderate but global monetary policies may support growth. We are therefore positioning the Fund with a moderately pro-cyclical risk posture. We believe breakeven inflation rates (a market-based measure of expected inflation) are attractive and are positioned for an increase in inflation expectations. As of the end of the period, we have positioned the Fund with an underweight to investment-grade corporates and agency MBS in favor of high yield, CoCos, U.S. banks loans (largest allocation), and parts of the structured finance universe (non-agency RMBS and CMBS). We believe emerging markets’ real GDP growth is picking up and inflation has peaked across a number of emerging-market economies; thus, we have maintained emerging-markets hard-currency debt and corporate exposure in the Fund. As of the end of the period, we also maintained a small partially hedged position in local-currency government bonds in the Fund.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • The risk associated with mortgage-related and asset-backed securities include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Restricted securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of October 31, 2019

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0%*
Convertible Preferred Stocks	0.3
Preferred Stocks	0.1
Warrants	0.0 *

Total	0.4%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	10.7%
Convertible Bonds	0.6
Corporate Bonds	20.3
Foreign Government Obligations	20.5
Municipal Bonds	0.7
Senior Floating Rate Interests	24.5
U.S. Government Agencies(2)	12.1
U.S. Government Securities	14.4

Total	103.8%

Short-Term Investments	4.5
Other Assets & Liabilities	(8.7)

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage backed securities as of October 31, 2019.

35

The Hartford Total Return Bond Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 7/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	11.24%	3.22%	3.93%
Class A2	6.23%	2.27%	3.45%
Class C1	10.37%	2.45%	3.15%
Class C2	9.37%	2.45%	3.15%
Class I1	11.49%	3.50%	4.21%
Class R3[1]	10.93%	2.90%	3.62%
Class R4[1]	11.20%	3.22%	3.92%
Class R5[1]	11.80%	3.58%	4.26%
Class R6[1]	11.67%	3.60%	4.32%
Class Y1	11.68%	3.62%	4.34%
Class F1	11.58%	3.58%	4.25%
Bloomberg Barclays U.S. Aggregate Bond Index	11.51%	3.24%	3.73%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Effective as of the close of business on March 29, 2019, Classes C and I of the Fund were closed to new investors, subject to certain exceptions. For more information, please see the Fund’s prospectus.

Operating Expenses*	Gross	Net
Class A	0.73%	0.73%
Class C	1.52%	1.52%
Class I	0.46%	0.46%
Class R3	1.07%	1.07%
Class R4	0.76%	0.76%
Class R5	0.47%	0.47%
Class R6	0.35%	0.35%
Class Y	0.46%	0.46%
Class F	0.35%	0.34%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class F. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

36

The Hartford Total Return Bond Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Total Return Bond Fund returned 11.24%, before sales charge, for the twelve-month period ended October 31, 2019, underperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 11.51% for the same period. For the same period, the Class A shares of the Fund outperformed the 10.66% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by uncertainty around global growth, central bank monetary policy expectations, and the outcome of proposed tariffs by the United States (U.S.) potentially impacting most of its global trade partners. Global sovereign debt yields declined across most markets following the injection of monetary stimulus by the U.S. Federal Reserve (Fed) and the European Central Bank (ECB). Geopolitical uncertainty remained elevated over the period amid an elusive U.S./China trade agreement, the ongoing saga surrounding the United Kingdom’s (U.K.’s) exit from the European Union (EU), also known as “Brexit,” and inquiries into potential U.S. presidential impeachment proceedings. Despite these concerns, corporate bond spreads tightened over optimism that monetary accommodation could offset the drag on global growth from restrictive trade policies.

Global monetary policies continued along a more accommodative path, in the aggregate. The Fed cut rates three times in the period, though its policy rhetoric and rate projections later in the period tilted towards tighter monetary conditions relative to market expectations. The Fed also conducted short-term operations to alleviate funding pressures. The ECB launched a package of stimulus measures, including a rate cut, resumption of asset purchases to continue “as long as necessary,” and the introduction of tiered deposit rates to exempt banks from negative interest rates. The Bank of Japan indicated that it may provide additional easing at its October 2019 meeting (but later kept monetary policy steady when the meeting occurred), while a noted Bank of England policymaker who is typically concerned about the threat of inflation acknowledged that monetary easing may be necessary to counter Brexit uncertainty.

At the end of the period, third quarter 2019 gross domestic product (GDP) growth in the U.S. slowed to a 2.1% annualized rate and consumer confidence weakened as a result of economic uncertainty from tariffs. However, payroll growth remained firm and housing activity rebounded in response to lower mortgage rates. Eurozone manufacturing Purchasing Managers’ Index (PMI) fell further into contractionary territory, owing to softer output, new orders, and sentiment; services PMI also declined but remained at an expansionary level. Japanese GDP growth eased to a 1.3% annualized rate in the second quarter of 2019, and inflation readings remained stubbornly below 1% year-over-year. Chinese industrial production and exports continued to experience adverse impacts from the ongoing trade war with the U.S.; official manufacturing PMI ticked higher but remained in contractionary territory.

Absolute returns in global sovereign debt were generally positive during the twelve-month period as accommodative central banks and weakening global growth supported lower yields. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted positive returns over the twelve-month period. Investment-grade corporate bonds benefited from credit spread tightening. High yield generated positive absolute and excess returns as coupon income offset spread widening during the period. Securitized sectors generally generated moderate positive excess returns with mortgage-backed pass-through securities (MBS pass-throughs) being an exception during the period.

Positive contributors to the Fund’s performance were positioning within credit sectors and an allocation to structured finance sectors, including: collateralized loan obligations (CLOs), non-agency residential mortgage backed securities (RMBS) – particularly those issued after the global financial crisis – and commercial mortgage-backed securities (CMBS). Agency MBS pass-throughs also contributed positively to performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index as interest rate volatility subsided by the end of the period. Credit sectors rallied in the first half of the period. Security selection within investment-grade credit, particularly within the Industrials sector, contributed the most to relative performance within corporate credit. An allocation to high yield, including those in the European Financials sector (such as contingent convertibles, also known as CoCos), also contributed positively to results relative to the Bloomberg Barclays U.S. Aggregate Bond Index as higher-yielding sectors outperformed against the backdrop of stable corporate fundamentals, supportive central bank policy, and continued demand for yield-producing assets. An allocation

37

The Hartford Total Return Bond Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

to bank loans had a negligible impact on relative performance. The Fund’s allocation to select emerging-markets debt contributed modestly to relative performance during the period.

The Fund’s derivative hedges, implemented through credit default swap indices (CDX), added to performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index during the period. An allocation to Treasury Inflation-Protected Securities (TIPS) detracted from relative performance for the period, as TIPS underperformed duration-equivalent nominal U.S. Treasuries. The Fund’s tactical duration positioning during part of the period, implemented partially through interest rate swaps and bond futures, detracted from relative performance over the period.

What is the outlook as of the end of the period?

As of the end of the period, we are positioning the Fund consistent with our expectation for continued positive, albeit weakening U.S. economic fundamentals, which suggest that we are not yet at the end of the current economic/credit cycle. In our view, accommodative monetary policy may continue to support credit risk sectors, and we expect low corporate default rates in the near term. As of the end of the period, we have positioned the Fund for rising inflation expectations, as we believe the TIPS market is underpricing inflation expectations. We ended the period with a modest underweight positioning in investment-grade corporate bonds, favoring select communication issuers focused on debt reduction. The Fund is positioned with an overweight to agency MBS pass-throughs. Within structured finance, we maintained an out-of-benchmark allocation in the Fund to select non-agency RMBS, high quality collateralized loan obligations, and collateral mortgage obligations (CMOs) and Federal National Mortgage Association (FNMA) Delegated Underwriting and Servicing (DUS) bonds as we believe that they have superior income and convexity profiles. The Fund also owned senior CMBS tranches with attractive collateral, in our view. The Fund maintained an allocation to high yield and favored bank loans for their attractive risk/reward profile, as we believe these sectors are supported by positive consumer fundamentals. We also continued to hold CoCos as European banks are deleveraging and reducing risk, in our view. We also continue to hold select exposure to emerging-markets debt in countries where we believe valuations are attractive.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Restricted securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of October 31, 2019

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0	%*
Preferred Stocks	0.0	*
Warrants	0.0	*

Total	0.0	%*

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	24.6%
Corporate Bonds	25.3
Foreign Government Obligations	3.8
Municipal Bonds	1.0
Senior Floating Rate Interests	2.3
U.S. Government Agencies(2)	46.3
U.S. Government Securities	25.2

Total	128.5%

Short-Term Investments	3.6
Purchased Options	0.1
Other Assets & Liabilities	(32.2)

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage backed securities as of October 31, 2019.

38

The Hartford World Bond Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 5/31/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation with income as a secondary goal.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Year	Since Inception[1]
Class A2	5.68%	2.25%	3.08%
Class A3	0.92%	1.31%	2.52%
Class C2	4.92%	1.52%	2.33%
Class C3	3.92%	1.52%	2.33%
Class I2	6.02%	2.52%	3.35%
Class R3[2]	5.39%	1.93%	2.75%
Class R4[2]	5.71%	2.22%	3.06%
Class R5[2]	6.00%	2.55%	3.36%
Class R6[2]	6.09%	2.65%	3.46%
Class Y2	6.04%	2.62%	3.44%
Class F2	6.11%	2.59%	3.39%
FTSE World Government Bond Index	9.92%	1.96%	1.25%
Bloomberg Barclays U.S. Aggregate Bond Index	11.51%	3.24%	3.33%

[1]	Inception: 05/31/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Effective July 31, 2018, the Fund added the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*	Gross	Net
Class A	1.05%	1.05%
Class C	1.78%	1.78%
Class I	0.76%	0.76%
Class R3	1.39%	1.39%
Class R4	1.09%	1.09%
Class R5	0.79%	0.79%
Class R6	0.67%	0.67%
Class Y	0.78%	0.74%
Class F	0.67%	0.67%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

39

The Hartford World Bond Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Mark H. Sullivan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Martin Harvey, CFA

Vice President and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford World Bond Fund returned 5.68%, before sales charge, for the twelve-month period ended October 31, 2019, underperforming its benchmark, the FTSE World Government Bond Index, which returned 9.92% for the same period. For the same period, Class A shares of the Fund underperformed the 8.92% average return of the Lipper Global Income Funds peer group, a group of funds that invests primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States (U.S.).

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by uncertainty around global growth, central bank monetary policy expectations, and the outcome of proposed tariffs by the U.S. that would potentially impact most of its global trade partners. Global sovereign debt yields declined across most markets following the injection of monetary stimulus by the U.S. Federal Reserve (Fed) and the European Central Bank (ECB). Geopolitical uncertainty remained elevated over the period amid an elusive U.S./China trade agreement, the ongoing saga of the United Kingdom’s (U.K.’s) exit from the European Union (EU), also known as “Brexit,” and inquiries into potential U.S. presidential impeachment proceedings. Despite these concerns, corporate bond spreads tightened over optimism that monetary accommodation could offset the drag on global growth from restrictive trade policies.

Global monetary policies continued along a more accommodative path, in the aggregate. The Fed cut rates three times in the period, though its policy rhetoric and rate projections later in the period tilted towards tighter monetary conditions relative to market expectations. The Fed also conducted short-term operations to alleviate funding pressures. The ECB launched a package of stimulus measures, including a rate cut, resumption of asset purchases to continue “as long as necessary,” and the introduction of tiered deposit rates to exempt banks from negative interest rates. The Bank of Japan indicated that it may provide additional easing at its October 2019 meeting (but later kept monetary policy steady when the meeting occurred), while a noted Bank of England policymaker who is typically concerned about the threat of inflation acknowledged that monetary easing may be necessary to counter Brexit uncertainty. The Central Bank of Norway, an outlier among major central banks in 2019, increased rates three times but trimmed the projected path for interest rate increases, citing global uncertainties.

At the end of the period, third quarter 2019 gross domestic product (GDP) growth in the U.S. slowed to a 2.1% annualized rate and consumer confidence weakened as a result of economic uncertainty from tariffs. However, payroll growth remained firm and housing activity rebounded in response to lower mortgage rates. Eurozone manufacturing Purchasing Managers’ Index (PMI) fell further into contractionary territory, owing to softer output, new orders, and sentiment; services PMI also declined but remained at an expansionary level. Japanese GDP growth eased to a 1.3% annualized rate in the second quarter of 2019 and inflation readings remained stubbornly below 1% year-over-year. Chinese industrial production and exports continued to experience adverse impacts from the ongoing trade war with the U.S.; official manufacturing PMI ticked higher but remained in contractionary territory. The U.K. economy moved closer to recession as GDP contracted in the second quarter of 2019; industrial production, housing prices, and employment growth also trended lower.

Over the period, U.S. dollar performance was mixed. Perceived safe-haven currencies such as the Japanese yen and Swiss franc were notable outperformers amid trade frictions and slowing global growth prospects. Despite continued Brexit uncertainty for much of the period, the British pound appreciated driven by the draft of a Brexit deal agreement late in the period. Higher-beta and commodity linked currencies such as the Australian dollar, New Zealand dollar, Norwegian krone, and Swedish krona were the most notable decliners. The euro also declined as weakening data and an accommodative ECB pressured the currency. Emerging Markets (EM) currencies were mixed versus the U.S. dollar. The Argentine peso was a notable decliner as idiosyncratic issues and broader external debt sustainability concerns led to a loss of market confidence.

Absolute returns in global sovereign debt were generally positive during the twelve-month period as accommodative central banks and weakening global growth supported lower yields. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted positive returns over the twelve-month period. Investment-grade corporate bonds benefited from credit spread tightening. High yield generated positive absolute and excess returns as coupon income offset spread widening during the period. Securitized sectors generally generated moderate positive excess returns, with mortgage-backed pass-through securities being an exception during the period.

Note that the Fund is managed to seek capital appreciation and, secondly, income. For the twelve-month period, country, currency and credit strategies each contributed positively to total returns. Relative to the FTSE World Government Bond Index, the Fund’s lower duration positioning in country strategies detracted from performance, as sovereign debt yields across most markets moved lower. The Fund’s currency positioning contributed positively to relative returns.

40

The Hartford World Bond Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Within country positioning, the Fund’s core allocation to developed sovereign governments was a positive contributor to total returns over the period as accommodative central banks and slowing global growth supported lower bond yields. Over the period, we held exposure to some of the higher-yielding developed markets such as the U.S., Canada, Australia, and New Zealand which benefited total returns. Also in macro-based duration positioning, we held long positions in Australia and New Zealand throughout the period, which contributed positively. Weak economic data and U.S.-China trade tensions early in the period and an accommodative pivot by the Reserve Bank of Australia and the Reserve Bank of New Zealand later in the period contributed positively to returns during the period. In quantitative strategies a long Canada and Australia 10-year vs short U.K. 10-year position benefited early in the period as spreads tightened in the pair. Against the FTSE World Government Bond Index, we maintained a lower duration stance in the Fund for the period, which led to relative underperformance.

Currency strategies had positive total returns. The Fund’s opportunistic currency positioning, specifically the Fund’s underweight to the euro and overweight to the Japanese yen, drove positive performance relative to the FTSE World Government Bond Index. A resumption of quantitative easing by the ECB and weakening Eurozone manufacturing data pressured the euro over the period. The Japanese yen benefited from safe-haven flows as U.S.-China trade concerns persisted throughout the period and global growth data deteriorated. Strategic currency strategies generated marginally negative total returns due to the Fund’s non-U.S. dollar exposure held for portions of the period such as the Fund’s exposure to the Swedish krona and Norwegian krone. Relative to the benchmark, the Fund’s opportunistic positions in the euro and Japanese yen drove outperformance relative to the FTSE World Government Bond Index as currency returns for the benchmark were neutral as global currencies delivered mixed returns versus the U.S. dollar.

Within our credit positioning in the Fund, the Fund’s opportunistic allocations outside the FTSE World Government Bond Index to high yield and securitized debt contributed positively to absolute and relative returns as the sectors generated strong positive total returns over the period.

During the period, the investment team made use of derivatives in the Fund, primarily liquid currency forwards and exchange-traded government bond futures, but also in small part credit default swaps, index credit default swaps, as well as interest rate, bond, index and currency futures and/or options in pursuit of the investment objective as well as to hedge against risk.

Our macro-driven duration strategies, which are primarily implemented in the Fund using exchange-traded government bond futures and cash bonds, contributed positively to total returns over the period; our country rotation approach, which was also implemented in the Fund through exchange-traded government bond futures, contributed positively to performance relative to the FTSE World Government Bond Index. Our macro-driven and strategic market currency strategies are implemented through currency forwards in the Fund. Macro-driven currency strategies contributed positively to relative returns while strategic currency strategies detracted over the period. The Fund’s credit positioning, which is implemented using cash bonds, credit default swaps (index and single name), and interest rate swaps, contributed positively to relative returns over the period.

What is the outlook as of the end of the period?

We believe that the global cycle is stabilizing at low levels but there are signs of manufacturing weakness feeding into the services sector and a turn higher in our unemployment figures. Consumer and labor market weakness, along with decreasing efficacy of monetary policy, suggest downside growth risks for 2020. Geopolitical risks related to Brexit and U.S.-China trade talks have moderated but remain far from resolved. Positive developments on the geopolitical front combined with continued central bank policy accommodation may support a gradual steepening in global yield curves.

We remain constructive on high yield given the backdrop of stable corporate fundamentals, supportive central bank policy, and continued demand for yield-producing assets. In securitized sectors, we have a constructive outlook on most non-agency residential mortgage-backed securities (RMBS), given solid U.S. housing market fundamentals and positive trends in supply and demand. Our longer-term commercial mortgage backed securities (CMBS) outlook is constructive based on what we consider to be favorable commercial real estate (CRE) and economic fundamentals. We are constructive on the asset backed securities (ABS) sector based on the strength of the U.S. consumer, in our view, but we are being selective as the credit cycle matures. In corporate credit we have a cautious view given continued uncertainty related to U.S. trade policy, potential repercussions of the U.K.’s eventual exit from the EU, and European governments’ reluctance to provide much-needed fiscal stimulus at a time when monetary policy may be approaching the limits of its effectiveness.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • The Fund may invest in a smaller number of issuers, so it may be more exposed to risks and volatility than a more broadly diversified fund. • Restricted securities may be more difficult to sell and price than other securities.

41

The Hartford World Bond Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Composition by Security Type(1)

as of October 31, 2019

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0	%*
Convertible Preferred Stocks	0.0	*
Escrows	0.0	*
Preferred Stocks	0.0	*

Total	0.0	%*

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	7.8%
Convertible Bonds	0.1
Corporate Bonds	6.4
Foreign Government Obligations	65.2
Senior Floating Rate Interests	3.1
U.S. Government Agencies(2)	3.2
U.S. Government Securities	11.7

Total	97.5%

Short-Term Investments	2.3
Purchased Options	0.1
Other Assets & Liabilities	0.1

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage backed securities as of October 31, 2019.

42

Hartford Fixed Income Funds

Benchmark Glossary (Unaudited)

Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes) is comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index.

Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes) is a sub-index of the Bloomberg Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of 1 year to 17 years engineered for the tax-exempt bond market.

Bloomberg Barclays Municipal Bond Short 1-5 Year Index (reflects no deduction for fees, expenses or taxes) measures the performance of municipal bonds with time to maturity of more than one year and less than five years.

Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes) is designed to cover the USD-denominated long-term tax exempt bond market.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that are Securities and Exchange Commission registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes) is a market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

Bloomberg Barclays U.S. TIPS 1-10 Year Index (reflects no deduction for fees, expenses or taxes) represents U.S. Treasury inflation-protected securities having a maturity of at least 1 year and less than 10 years.

Bloomberg Barclays U.S. TIPS Index (reflects no deduction for fees, expenses or taxes) represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

FTSE World Government Bond Index (formerly known as the Citigroup World Government Bond Index) (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of fixed-rate, local currency, investment grade sovereign bonds.

JP Morgan GBI Emerging Markets Global Diversified Index (reflects no deduction for fees, expenses or taxes) is a comprehensive global local emerging markets index that consists of regularly traded, liquid fixed-rate, domestic-currency government bonds to which international investors can gain exposure.

S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes) is a market-value-weighted index that is designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

43

Hartford Fixed Income Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2019 through October 31, 2019. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (front-end sales loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class’ annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Annualized expense ratio
The Hartford Emerging Markets Local Debt Fund

Class A	$1,000.00	$1,066.60	$6.51	$1,000.00	$1,018.90	$6.36	1.25%
Class C	$1,000.00	$1,062.10	$10.40	$1,000.00	$1,015.12	$10.16	2.00%
Class I	$1,000.00	$1,068.50	$5.16	$1,000.00	$1,020.22	$5.04	0.99%
Class R3	$1,000.00	$1,066.90	$6.20	$1,000.00	$1,019.21	$6.06	1.19%
Class R4	$1,000.00	$1,065.10	$6.45	$1,000.00	$1,018.96	$6.31	1.24%
Class R5	$1,000.00	$1,067.70	$4.90	$1,000.00	$1,020.47	$4.79	0.94%
Class Y	$1,000.00	$1,069.50	$4.69	$1,000.00	$1,020.67	$4.58	0.90%
Class F	$1,000.00	$1,069.00	$4.69	$1,000.00	$1,020.67	$4.58	0.90%

The Hartford Floating Rate Fund

Class A	$1,000.00	$1,002.80	$5.10	$1,000.00	$1,020.11	$5.14	1.01%
Class C	$1,000.00	$999.40	$8.62	$1,000.00	$1,016.59	$8.69	1.71%
Class I	$1,000.00	$1,004.30	$3.59	$1,000.00	$1,021.63	$3.62	0.71%
Class R3	$1,000.00	$1,001.70	$6.31	$1,000.00	$1,018.90	$6.36	1.25%
Class R4	$1,000.00	$1,002.80	$5.05	$1,000.00	$1,020.16	$5.09	1.00%
Class R5	$1,000.00	$1,003.90	$3.89	$1,000.00	$1,021.32	$3.92	0.77%
Class Y	$1,000.00	$1,004.90	$3.64	$1,000.00	$1,021.58	$3.67	0.72%
Class F	$1,000.00	$1,004.60	$3.23	$1,000.00	$1,021.98	$3.26	0.64%

The Hartford Floating Rate High Income Fund

Class A	$1,000.00	$1,003.20	$5.30	$1,000.00	$1,019.91	$5.35	1.05%
Class C	$1,000.00	$999.60	$9.07	$1,000.00	$1,016.13	$9.15	1.80%
Class I	$1,000.00	$1,005.50	$4.04	$1,000.00	$1,021.17	$4.08	0.80%
Class R3	$1,000.00	$1,002.80	$6.82	$1,000.00	$1,018.40	$6.87	1.35%
Class R4	$1,000.00	$1,003.20	$5.30	$1,000.00	$1,019.91	$5.35	1.05%
Class R5	$1,000.00	$1,004.60	$3.79	$1,000.00	$1,021.43	$3.82	0.75%
Class Y	$1,000.00	$1,005.50	$3.94	$1,000.00	$1,021.27	$3.97	0.78%
Class F	$1,000.00	$1,004.70	$3.79	$1,000.00	$1,021.43	$3.82	0.75%

44

Hartford Fixed Income Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Annualized expense ratio

The Hartford High Yield Fund

Class A	$1,000.00	$1,029.80	$5.37	$1,000.00	$1,019.91	$5.35	1.05%
Class C	$1,000.00	$1,026.00	$9.19	$1,000.00	$1,016.13	$9.15	1.80%
Class I	$1,000.00	$1,031.20	$4.04	$1,000.00	$1,021.22	$4.02	0.79%
Class R3	$1,000.00	$1,028.30	$6.90	$1,000.00	$1,018.40	$6.87	1.35%
Class R4	$1,000.00	$1,029.80	$5.37	$1,000.00	$1,019.91	$5.35	1.05%
Class R5	$1,000.00	$1,031.40	$3.84	$1,000.00	$1,021.43	$3.82	0.75%
Class Y	$1,000.00	$1,031.30	$4.10	$1,000.00	$1,021.17	$4.08	0.80%
Class F	$1,000.00	$1,031.60	$3.58	$1,000.00	$1,021.68	$3.57	0.70%

The Hartford Inflation Plus Fund

Class A	$1,000.00	$1,025.30	$4.34	$1,000.00	$1,020.92	$4.33	0.85%
Class C	$1,000.00	$1,022.20	$8.16	$1,000.00	$1,017.14	$8.13	1.60%
Class I	$1,000.00	$1,027.70	$3.07	$1,000.00	$1,022.18	$3.06	0.60%
Class R3	$1,000.00	$1,024.80	$6.12	$1,000.00	$1,019.16	$6.11	1.20%
Class R4	$1,000.00	$1,025.30	$4.59	$1,000.00	$1,020.67	$4.58	0.90%
Class R5	$1,000.00	$1,027.80	$3.07	$1,000.00	$1,022.18	$3.06	0.60%
Class Y	$1,000.00	$1,026.70	$3.01	$1,000.00	$1,022.23	$3.01	0.59%
Class F	$1,000.00	$1,027.70	$2.81	$1,000.00	$1,022.43	$2.80	0.55%

Hartford Municipal Income Fund

Class A	$1,000.00	$1,039.80	$3.55	$1,000.00	$1,021.73	$3.52	0.69%
Class C	$1,000.00	$1,038.50	$5.81	$1,000.00	$1,019.51	$5.75	1.13%
Class I	$1,000.00	$1,041.20	$2.42	$1,000.00	$1,022.84	$2.40	0.47%
Class F	$1,000.00	$1,041.50	$2.01	$1,000.00	$1,023.24	$1.99	0.39%

The Hartford Municipal Opportunities Fund

Class A	$1,000.00	$1,035.20	$3.54	$1,000.00	$1,021.73	$3.52	0.69%
Class C	$1,000.00	$1,031.30	$7.37	$1,000.00	$1,017.95	$7.32	1.44%
Class I	$1,000.00	$1,036.40	$2.31	$1,000.00	$1,022.94	$2.29	0.45%
Class Y	$1,000.00	$1,037.50	$2.36	$1,000.00	$1,022.89	$2.35	0.46%
Class F	$1,000.00	$1,036.90	$1.90	$1,000.00	$1,023.34	$1.89	0.37%

Hartford Municipal Short Duration Fund

Class A	$1,000.00	$1,019.80	$3.51	$1,000.00	$1,021.73	$3.52	0.69%
Class C	$1,000.00	$1,017.80	$4.68	$1,000.00	$1,020.57	$4.69	0.92%
Class I	$1,000.00	$1,020.30	$2.14	$1,000.00	$1,023.09	$2.14	0.42%
Class F	$1,000.00	$1,021.30	$1.99	$1,000.00	$1,023.24	$1.99	0.39%

The Hartford Quality Bond Fund

Class A	$1,000.00	$1,050.50	$4.29	$1,000.00	$1,021.02	$4.23	0.83%
Class C	$1,000.00	$1,046.90	$8.05	$1,000.00	$1,017.34	$7.93	1.56%
Class I	$1,000.00	$1,052.10	$2.74	$1,000.00	$1,022.53	$2.70	0.53%
Class R3	$1,000.00	$1,047.80	$5.99	$1,000.00	$1,019.36	$5.90	1.16%
Class R4	$1,000.00	$1,051.70	$3.26	$1,000.00	$1,022.03	$3.21	0.63%
Class R5	$1,000.00	$1,052.00	$2.95	$1,000.00	$1,022.33	$2.91	0.57%
Class Y	$1,000.00	$1,055.00	$2.23	$1,000.00	$1,023.04	$2.19	0.43%
Class F	$1,000.00	$1,052.70	$2.28	$1,000.00	$1,022.99	$2.24	0.44%

The Hartford Short Duration Fund

Class A	$1,000.00	$1,022.40	$4.13	$1,000.00	$1,021.12	$4.13	0.81%
Class C	$1,000.00	$1,018.60	$7.89	$1,000.00	$1,017.39	$7.88	1.55%
Class I	$1,000.00	$1,024.90	$2.71	$1,000.00	$1,022.53	$2.70	0.53%
Class R3	$1,000.00	$1,021.60	$5.96	$1,000.00	$1,019.31	$5.96	1.17%
Class R4	$1,000.00	$1,023.60	$3.72	$1,000.00	$1,021.53	$3.72	0.73%
Class R5	$1,000.00	$1,024.80	$2.81	$1,000.00	$1,022.43	$2.80	0.55%
Class R6	$1,000.00	$1,025.30	$2.25	$1,000.00	$1,022.99	$2.24	0.44%
Class Y	$1,000.00	$1,024.80	$2.81	$1,000.00	$1,022.43	$2.80	0.55%
Class F	$1,000.00	$1,024.30	$2.30	$1,000.00	$1,022.94	$2.29	0.45%

45

Hartford Fixed Income Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Annualized expense ratio

The Hartford Strategic Income Fund

Class A	$1,000.00	$1,043.60	$4.89	$1,000.00	$1,020.42	$4.84	0.95%
Class C	$1,000.00	$1,039.10	$8.74	$1,000.00	$1,016.64	$8.64	1.70%
Class I	$1,000.00	$1,045.00	$3.61	$1,000.00	$1,021.68	$3.57	0.70%
Class R3	$1,000.00	$1,043.20	$6.44	$1,000.00	$1,018.90	$6.36	1.25%
Class R4	$1,000.00	$1,043.60	$4.89	$1,000.00	$1,020.42	$4.84	0.95%
Class R5	$1,000.00	$1,045.40	$3.35	$1,000.00	$1,021.93	$3.31	0.65%
Class R6	$1,000.00	$1,044.50	$3.09	$1,000.00	$1,022.18	$3.06	0.60%
Class Y	$1,000.00	$1,045.20	$3.61	$1,000.00	$1,021.68	$3.57	0.70%
Class F	$1,000.00	$1,046.80	$3.10	$1,000.00	$1,022.18	$3.06	0.60%

The Hartford Total Return Bond Fund

Class A	$1,000.00	$1,055.90	$3.73	$1,000.00	$1,021.58	$3.67	0.72%
Class C	$1,000.00	$1,051.60	$7.55	$1,000.00	$1,017.85	$7.43	1.46%
Class I	$1,000.00	$1,057.70	$2.02	$1,000.00	$1,023.24	$1.99	0.39%
Class R3	$1,000.00	$1,054.00	$5.44	$1,000.00	$1,019.91	$5.35	1.05%
Class R4	$1,000.00	$1,056.10	$3.84	$1,000.00	$1,021.48	$3.77	0.74%
Class R5	$1,000.00	$1,059.80	$2.39	$1,000.00	$1,022.89	$2.35	0.46%
Class R6	$1,000.00	$1,057.60	$1.76	$1,000.00	$1,023.49	$1.73	0.34%
Class Y	$1,000.00	$1,058.30	$2.08	$1,000.00	$1,023.19	$2.04	0.40%
Class F	$1,000.00	$1,057.20	$1.76	$1,000.00	$1,023.49	$1.73	0.34%

The Hartford World Bond Fund

Class A	$1,000.00	$1,023.70	$5.20	$1,000.00	$1,020.06	$5.19	1.02%
Class C	$1,000.00	$1,020.30	$8.91	$1,000.00	$1,016.38	$8.89	1.75%
Class I	$1,000.00	$1,025.80	$3.78	$1,000.00	$1,021.48	$3.77	0.74%
Class R3	$1,000.00	$1,022.20	$7.03	$1,000.00	$1,018.25	$7.02	1.38%
Class R4	$1,000.00	$1,024.30	$4.75	$1,000.00	$1,020.52	$4.74	0.93%
Class R5	$1,000.00	$1,024.70	$3.98	$1,000.00	$1,021.27	$3.97	0.78%
Class R6	$1,000.00	$1,026.20	$3.27	$1,000.00	$1,021.98	$3.26	0.64%
Class Y	$1,000.00	$1,025.80	$3.63	$1,000.00	$1,021.63	$3.62	0.71%
Class F	$1,000.00	$1,026.30	$3.27	$1,000.00	$1,021.98	$3.26	0.64%

46

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 22.2%
	Argentina - 0.2%
$125,000	Cia Latinoamericana de Infraestructura & Servicios S.A. 9.50%, 07/20/2023(1)	$57,500
275,000	Genneia S.A. 8.75%, 01/20/2022(2)	185,625
50,000	IRSA Propiedades Comerciales S.A. 8.75%, 03/23/2023(1)	40,251

		283,376

	Austria - 0.1%
200,000	Suzano Austria GmbH 5.00%, 01/15/2030	205,900

	Azerbaijan - 0.2%
260,000	State Oil Co. of the Azerbaijan Republic 6.95%, 03/18/2030(2)	312,000

	Bermuda - 0.2%
275,000	Ooredoo International Finance Ltd. 3.25%, 02/21/2023(2)	279,538

	Brazil - 0.8%
270,000	Banco do Brasil S.A. 4.75%, 03/20/2024, 5 year EUR Swap + 7.591%(1)	282,825
305,000	BRF S.A. 4.88%, 01/24/2030(1)	304,207
200,000	Globo Comunicacao e Participacoes S.A. 5.13%, 03/31/2027(2)	208,000
255,000	Itau Unibanco Holding S.A. 6.13%, 12/12/2022, (6.13% fixed rate until 12/12/2022; 5 year USD CMT + 3.981% thereafter)(1)(3)(4)	262,829

		1,057,861

	British Virgin Islands - 1.9%
270,000	CNOOC Finance Ltd. 2.88%, 09/30/2029	268,818
550,000	Huarong Finance Co., Ltd. 4.50%, 01/24/2022, (4.50% fixed rate until 01/24/2022; 5 year USD CMT + 7.773% thereafter)(2)(3)(4)	559,621
	Sinopec Group Overseas Development Ltd.
505,000	2.50%, 08/08/2024(1)	503,366
305,000	2.95%, 08/08/2029(1)	305,835
325,000	3.25%, 09/13/2027(1)	332,498
414,000	Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(1)	438,969
200,000	Yingde Gases Investment Ltd. 6.25%, 01/19/2023(2)	206,279

		2,615,386

	Canada - 0.2%
200,000	Frontera Energy Corp. 9.70%, 06/25/2023(1)(5)	213,000

	Cayman Islands - 1.9%
465,000	ADCB Finance Cayman Ltd. 4.00%, 03/29/2023(1)	485,925
505,000	Bioceanico Sovereign Certificate Ltd. 0.00%, 06/05/2034(1)(6)	349,712
245,000	Comcel Trust via Comunicaciones Celulares S.A. 6.88%, 02/06/2024	252,350
225,000	Grupo Aval Ltd. 4.75%, 09/26/2022(2)	233,393
790,000	ICD Funding Ltd. 4.63%, 05/21/2024(2)	823,575
235,000	Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(1)	249,687
305,000	Termocandelaria Power Ltd. 7.88%, 01/30/2029(1)	334,741

		2,729,383

	Chile - 0.9%
305,000	Celulosa Arauco y Constitucion S.A. 5.15%, 01/29/2050(1)	301,401
	Corp. Nacional del Cobre de Chile
200,000	3.70%, 01/30/2050(1)	198,182
175,000	5.63%, 09/21/2035(1)	221,934

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.2% - (continued)
		Chile - 0.9% - (continued)
	$304,325	Empresa Electrica Angamos S.A. 4.88%, 05/25/2029(2)	$316,400
	250,000	Empresa Nacional de Telecomunicaciones S.A. 4.75%, 08/01/2026(2)	260,727

			1,298,644

		China - 0.2%
	225,000	Industrial & Commercial Bank of China Ltd. 4.88%, 09/21/2025(1)	246,584

		Colombia - 0.4%
	200,000	Banco de Bogota S.A. 6.25%, 05/12/2026(1)	226,002
COP	280,000,000	Empresa de Telecomunicaciones de Bogota 7.00%, 01/17/2023(1)	78,739
	$225,000	Transportadora de Gas Internacional S.A. ESP 5.55%, 11/01/2028(1)	260,156

			564,897

		Dominican Republic - 0.2%
	200,000	Aeropuertos Dominicanos Siglo S.A. 6.75%, 03/30/2029(1)	212,500

		Hong Kong - 0.6%
	275,000	CMB Wing Lung Bank Ltd. 3.75%, 11/22/2027, (3.75% fixed rate until 11/22/2022; 5 year USD CMT + 1.750% thereafter)(2)(4)	275,466
	200,000	ICBCIL Finance Co., Ltd. 3.00%, 04/05/2020(2)	200,213
	300,000	Nanyang Commercial Bank, Ltd. 5.00%, 06/02/2022, (5.00% fixed rate until 06/02/2022; 5 year USD CMT + 3.205% thereafter)(2)(3)(4)	299,451

			775,130

		India - 0.8%
	495,000	Bharti Airtel Ltd. 4.38%, 06/10/2025(2)	496,787
	425,000	ICICI Bank Ltd. 3.80%, 12/14/2027(1)	437,582
	240,000	JSW Steel Ltd. 5.25%, 04/13/2022(2)	243,476

			1,177,845

		Indonesia - 0.2%
IDR	2,620,000,000	Jasa Marga Persero Tbk PT 7.50%, 12/11/2020(1)	184,174
	2,040,000,000	Wijaya Karya Persero Tbk PT 7.70%, 01/31/2021(1)	142,266

			326,440

		Ireland - 0.7%
	$200,000	Eurotorg LLC Via Bonitron DAC 8.75%, 10/30/2022(1)(5)	215,000
	235,000	Koks OAO Via Koks Finance DAC 7.50%, 05/04/2022(2)	237,836
	200,000	MMC Norilsk Nickel OJSC Via MMC Finance DAC 3.38%, 10/28/2024(1)	200,518
GBP	225,000	Russian Railways Via RZD Capital plc 7.49%, 03/25/2031(2)	387,783

			1,041,137

		Israel - 0.2%
	$200,000	Israel Electric Corp. Ltd. 4.25%, 08/14/2028(1)(2)	216,982

		Luxembourg - 1.8%
	300,000	Atento Luxco 1 S.A. 6.13%, 08/10/2022(1)	306,000
	250,000	CSN Resources S.A. 7.63%, 04/17/2026(1)	253,750
ZAR	5,050,000	European Investment Bank 0.00%, 10/18/2032(6)	112,493
		Kernel Holding S.A.
	$200,000	6.50%, 10/17/2024(1)	200,800
	230,000	8.75%, 01/31/2022(2)	243,377

The accompanying notes are an integral part of these financial statements.

47

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.2% - (continued)
		Luxembourg - 1.8% - (continued)
		Millicom International Cellular S.A.
	$200,000	5.13%, 01/15/2028(1)	$206,000
	200,000	6.25%, 03/25/2029(1)	218,246
	450,000	Minerva Luxembourg S.A. 6.50%, 09/20/2026(2)	469,687
	255,000	Rede D’or Finance S.a.r.l. 4.95%, 01/17/2028(1)	257,869
	200,000	Rumo Luxembourg S.a.r.l. 5.88%, 01/18/2025(1)	212,000

			2,480,222

		Mauritius - 0.3%
	200,000	Azure Power Energy Ltd. 5.50%, 11/03/2022(2)	202,238
	200,000	MTN Mauritius Investments Ltd. 5.37%, 02/13/2022(1)	206,586

			408,824

		Mexico - 2.1%
	265,000	Banco Inbursa S.A. Institucion de Banca Multiple 4.38%, 04/11/2027(1)	272,621
	200,000	Banco Mercantil del Norte S.A. 7.50%, 06/27/2029, (7.50% fixed rate until 06/27/2029; 10 year USD CMT + 5.470% thereafter)(1)(3)(4)	208,550
	200,000	BBVA Bancomer S.A. 5.88%, 09/13/2034, (5.88% fixed rate until 09/13/2029; 5 year USD CMT + 4.308% thereafter)(1)(4)	203,200
	230,000	Mexico City Airport Trust 5.50%, 07/31/2047(2)	229,816
		Petroleos Mexicanos
	103,000	5.63%, 01/23/2046	92,597
	250,000	6.35%, 02/12/2048	239,063
	125,000	6.75%, 09/21/2047	124,375
	1,133,000	7.69%, 01/23/2050(1)	1,231,163
		Trust F
	200,000	5.25%, 01/30/2026(1)	213,002
	200,000	6.39%, 01/15/2050(1)	213,210

			3,027,597

		Morocco - 0.2%
	275,000	OCP S.A. 4.50%, 10/22/2025(2)	290,733

		Netherlands - 2.4%
	200,000	Braskem Netherlands Finance B.V. 4.50%, 01/10/2028(2)	200,700
	270,000	Equate Petrochemical B.V. 3.00%, 03/03/2022(2)	270,200
		Greenko Dutch B.V.
	200,000	5.25%, 07/24/2024(1)	201,452
	250,000	5.25%, 07/24/2024(2)	251,815
	240,000	ICTSI Treasury B.V. 5.88%, 09/17/2025(2)	263,974
	200,000	IHS Netherlands Holdco B.V. 8.00%, 09/18/2027(1)	209,040
		Metinvest B.V.
EUR	100,000	5.63%, 06/17/2025(1)	110,704
	$200,000	7.75%, 04/23/2023(1)	209,100
		Minejesa Capital B.V.
	260,000	4.63%, 08/10/2030(2)	268,780
	270,000	5.63%, 08/10/2037	296,550
	250,000	Mong Duong Finance Holdings B.V. 5.13%, 05/07/2029(1)	254,249
	330,000	Myriad International Holdings B.V. 5.50%, 07/21/2025(2)	367,902
	81,000	Petrobras Global Finance B.V. 5.09%, 01/15/2030(1)	85,840
	500,000	Teva Pharmaceutical Finance Netherlands B.V. 6.75%, 03/01/2028(5)	448,559

			3,438,865

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.2% - (continued)
		Panama - 0.2%
	$200,000	Aeropuerto Internacional de Tocumen S.A. 6.00%, 11/18/2048(1)	$249,000

		Peru - 1.5%
	425,000	Banco de Credito del Peru 2.70%, 01/11/2025(1)	422,875
	210,000	Hunt Oil Co. of Peru LLC Sucursal Del Peru 6.38%, 06/01/2028(1)	231,263
	295,000	Kallpa Generacion S.A. 4.13%, 08/16/2027(1)	301,342
	445,000	Peru LNG Srl 5.38%, 03/22/2030(1)	455,680
	270,000	SAN Miguel Industrias Pet S.A. 4.50%, 09/18/2022(1)	275,765
PEN	1,500,000	Telefonica del Peru SAA 7.38%, 04/10/2027(1)	479,303

			2,166,228

		Philippines - 0.2%
	$240,000	SM Investments Corp. 4.88%, 06/10/2024(2)	251,463

		Saudi Arabia - 0.2%
	210,000	Saudi Arabian Oil Co. 2.75%, 04/16/2022(1)	212,375

		Singapore - 0.7%
	470,000	BOC Aviation Ltd. 3.88%, 04/27/2026(1)	490,023
	200,000	Medco Oak Tree Pte Ltd. 7.38%, 05/14/2026(1)	203,609
	275,000	United Overseas Bank Ltd. 2.88%, 03/08/2027, (2.88% fixed rate until 03/08/2022; 5 year USD Swap + 1.654% thereafter)(2)(4)	274,953

			968,585

		South Africa - 0.3%
		Eskom Holdings SOC Ltd.
	250,000	5.75%, 01/26/2021(2)	251,615
	225,000	6.75%, 08/06/2023(2)	230,809

			482,424

		South Korea - 0.7%
	325,000	Shinhan Bank Co., Ltd. 3.75%, 09/20/2027(1)	336,926
	520,000	Woori Bank Subordinated 5.13%, 08/06/2028(1)	592,128

			929,054

		Thailand - 0.3%
	225,000	Bangkok Bank PCL 3.73%, 09/25/2034, (3.73% fixed rate until 09/25/2029; 5 year USD CMT + 1.900% thereafter)(1)(4)	228,010
	225,000	Krung Thai Bank PCL 5.20%, 12/26/2024, (5.20% fixed rate until 12/26/2019; 5 year USD CMT + 3.535% thereafter)(2)(4)	225,554

			453,564

		Turkey - 0.4%
	300,000	Turkcell Iletisim Hizmetleri A.S. 5.80%, 04/11/2028(2)	291,012
	300,000	Yapi ve Kredi Bankasi A.S. 6.10%, 03/16/2023(2)	298,050

			589,062

		United Arab Emirates - 0.8%
		Abu Dhabi National Energy Co. PJSC
	200,000	4.00%, 10/03/2049(1)	203,320
	200,000	6.50%, 10/27/2036(1)	269,800
	420,000	Emirates SembCorp Water and Power Co. PJSC 4.45%, 08/01/2035(1)	459,900
	225,000	Tabreed Sukuk Spc Ltd. 5.50%, 10/31/2025(2)	252,000

			1,185,020

		United Kingdom - 0.4%
ZAR	550,000	European Bank for Reconstruction & Development 0.00%, 12/31/2020(6)	34,579

The accompanying notes are an integral part of these financial statements.

48

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.2% - (continued)
		United Kingdom - 0.4% - (continued)
	$270,000	Liquid Telecommunications Financing plc 8.50%, 07/13/2022(1)	$268,812
	255,000	Tullow Oil plc 7.00%, 03/01/2025(1)	262,969

			566,360

		Total Corporate Bonds (cost $30,142,052)	$31,255,979

FOREIGN GOVERNMENT OBLIGATIONS - 68.6%
		Argentina - 0.4%
ARS	2,637,934	Argentina Bonos Adjusted Certificate 4.00%, 03/06/2020(7)	$16,363
	2,550,000	Argentina Treasury Bill 0.00%, 07/29/2020(6)	26,495
		Argentine Bonos del Tesoro
	5,840,763	15.50%, 10/17/2026	35,990
	8,645,000	16.00%, 10/17/2023	53,235
	127,125	18.20%, 10/03/2021	723
	$450,000	Argentine Republic Government International Bond 7.63%, 04/22/2046	180,675
		Autonomous City of Buenos Aires Argentina
	180,900	8.95%, 02/19/2021(2)	162,812
ARS	3,970,000	58.42%, 03/29/2024, BADLAR + 3.250%(8)	43,473
	$185,000	Provincia de Cordoba 7.13%, 08/01/2027	116,552

			636,318

		Azerbaijan - 0.5%
	600,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(1)	699,000

		Brazil - 5.8%
		Brazil Letras do Tesouro Nacional
BRL	4,168,000	0.00%, 07/01/2021(6)(9)	963,488
	8,539,000	0.00%, 01/01/2022(6)(9)	1,919,046
		Brazil Notas do Tesouro Nacional
	4,466,809	6.00%, 08/15/2024(7)	1,310,965
	2,267,416	6.00%, 08/15/2050(7)	851,503
	5,225,000	10.00%, 01/01/2023	1,474,792
	16,000	10.00%, 01/01/2025	4,684
	4,209,000	10.00%, 01/01/2027	1,267,318
	585,000	10.00%, 01/01/2029	179,936
	$200,000	Brazilian Government International Bond 4.50%, 05/30/2029	210,602

			8,182,334

		Cayman Islands - 0.4%
	470,000	Dubai DOF Sukuk Ltd. 5.00%, 04/30/2029(2)	535,847

		Chile - 2.3%
		Bonos de la Tesoreria de la Republica en pesos
CLP	385,000,000	4.50%, 03/01/2026	562,803
	1,155,000,000	4.70%, 09/01/2030(1)(2)	1,737,432
	430,000,000	5.00%, 03/01/2035	681,432
	110,000,000	6.00%, 01/01/2043	200,813

			3,182,480

		Colombia - 3.6%
		Colombian TES
COP	5,464,500,000	6.00%, 04/28/2028	1,636,941
	884,300,000	6.25%, 11/26/2025	271,896
	2,757,800,000	7.00%, 06/30/2032	875,177
	4,658,500,000	7.50%, 08/26/2026	1,525,925
	1,826,800,000	7.75%, 09/18/2030	613,333
	528,000,000	10.00%, 07/24/2024	187,331

			5,110,603

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 68.6% - (continued)
		Czech Republic - 2.5%
		Czech Republic Government Bond
CZK	10,250,000	0.25%, 02/10/2027	$412,473
	16,080,000	0.95%, 05/15/2030(2)	670,239
	16,050,000	1.00%, 06/26/2026(2)	687,160
	12,650,000	2.50%, 08/25/2028(2)	600,961
	22,570,000	2.75%, 07/23/2029	1,106,063

			3,476,896

		Dominican Republic - 0.1%
DOP	8,450,000	Dominican Republic International Bond 8.90%, 02/15/2023(1)	159,529

		Ecuador - 0.1%
	$200,000	Ecuador Government International Bond 9.50%, 03/27/2030(1)	192,500

		Egypt - 0.2%
	200,000	Egypt Government International Bond 8.70%, 03/01/2049(1)	214,074

		El Salvador - 0.2%
	215,000	El Salvador Republic Government Bond 7.13%, 01/20/2050(1)	218,117

		Hungary - 1.8%
		Hungary Government Bond
HUF	227,650,000	0.50%, 04/21/2021	777,568
	3,490,000	2.75%, 12/22/2026	12,890
	130,090,000	3.00%, 10/27/2027	489,141
	34,880,000	3.00%, 08/21/2030	129,922
	158,200,000	5.50%, 06/24/2025	666,723
	64,630,000	6.00%, 11/24/2023	266,170
	45,030,000	6.75%, 10/22/2028	216,310

			2,558,724

		India - 0.8%
		India Government Bond
INR	54,980,000	7.26%, 01/14/2029	808,459
	19,350,000	7.32%, 01/28/2024	283,829

			1,092,288

		Indonesia - 6.2%
		Indonesia Treasury Bond
IDR	1,347,000,000	5.63%, 05/15/2023	93,958
	4,889,000,000	7.00%, 05/15/2027	352,996
	6,597,000,000	7.00%, 09/15/2030	465,954
	22,314,000,000	7.50%, 08/15/2032	1,606,747
	7,749,000,000	7.50%, 06/15/2035	554,029
	9,521,000,000	7.50%, 05/15/2038	675,142
	5,281,000,000	8.25%, 05/15/2029	409,049
	6,249,000,000	8.25%, 06/15/2032	475,917
	4,492,000,000	8.25%, 05/15/2036	338,830
	14,128,000,000	8.38%, 09/15/2026	1,099,601
	11,604,000,000	8.38%, 03/15/2034	893,682
	3,328,000,000	8.38%, 04/15/2039	254,187
	11,490,000,000	8.75%, 05/15/2031	911,592
	3,293,000,000	8.75%, 02/15/2044	254,093
	3,775,000,000	9.00%, 03/15/2029	303,918

			8,689,695

		Kenya - 0.1%
	$200,000	Kenya Government International Bond 8.00%, 05/22/2032(1)	213,038

		Malaysia - 2.9%
		Malaysia Government Bond
MYR	3,520,000	3.48%, 06/14/2024	847,142
	1,570,000	3.76%, 04/20/2023	381,544
	2,555,000	3.89%, 08/15/2029	633,115

The accompanying notes are an integral part of these financial statements.

49

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 68.6% - (continued)
		Malaysia - 2.9% - (continued)
MYR	1,080,000	3.90%, 11/16/2027	$265,996
	825,000	3.91%, 07/15/2026	203,256
	1,600,000	3.96%, 09/15/2025	394,110
	830,000	4.76%, 04/07/2037	223,620
		Malaysia Government Investment Issue
	700,000	3.66%, 10/15/2024	169,604
	1,820,000	3.73%, 03/31/2026	444,166
	1,525,000	4.13%, 08/15/2025	378,066
	775,000	4.72%, 06/15/2033	202,928

			4,143,547

		Mexico - 5.0%
		Mexican Bonos
MXN	16,242,000	6.75%, 03/09/2023	848,883
	18,276,700	7.50%, 06/03/2027	992,803
	21,965,800	7.75%, 05/29/2031	1,221,162
	19,765,600	7.75%, 11/23/2034	1,102,276
	4,407,500	8.00%, 11/07/2047	252,293
	15,683,000	8.50%, 11/18/2038	935,053
	22,407,500	10.00%, 12/05/2024	1,334,199
	5,417,200	10.00%, 11/20/2036	364,573

			7,051,242

		Mongolia - 0.3%
	$375,000	Trade & Development Bank of Mongolia LLC 9.38%, 05/19/2020(2)	384,375

		Oman - 0.7%
		Oman Government International Bond
	400,000	4.13%, 01/17/2023(2)	401,272
	615,000	4.88%, 02/01/2025(1)	617,876

			1,019,148

		Peru - 1.5%
		Peru Government Bond
PEN	235,000	5.40%, 08/12/2034(1)(2)	75,443
	675,000	5.94%, 02/12/2029(1)(2)	228,695
	740,000	6.35%, 08/12/2028	257,765
	1,925,000	6.90%, 08/12/2037	711,005
	2,400,000	6.95%, 08/12/2031	877,501

			2,150,409

		Poland - 3.0%
		Republic of Poland Government Bond
PLN	525,000	1.75%, 07/25/2021	138,218
	6,025,000	2.50%, 07/25/2026	1,636,786
	125,000	2.75%, 04/25/2028	34,713
	475,000	2.75%, 10/25/2029	132,978
	5,590,000	3.25%, 07/25/2025	1,575,374
	2,625,000	5.75%, 10/25/2021	744,242

			4,262,311

		Qatar - 0.5%
	$705,000	Qatari Diar Finance QSC 5.00%, 07/21/2020(2)	717,352

		Romania - 1.7%
		Romania Government Bond
RON	300,000	3.25%, 04/29/2024	68,774
	1,450,000	4.75%, 02/24/2025	353,551
	1,825,000	4.85%, 04/22/2026	447,260
	2,480,000	5.00%, 02/12/2029	617,103
	2,660,000	5.80%, 07/26/2027	692,796
		Romanian Government International Bond
EUR	80,000	3.38%, 02/08/2038(2)	100,939
	100,000	4.63%, 04/03/2049(1)	145,100

			2,425,523

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 68.6% - (continued)
		Russia - 9.1%
		Russian Federal Bond - OFZ
RUB	47,695,000	6.50%, 11/24/2021(10)	$746,414
	21,190,000	6.50%, 02/28/2024	335,844
	83,910,000	6.90%, 05/23/2029	1,357,151
	15,205,000	7.00%, 01/25/2023	243,783
	27,060,000	7.00%, 08/16/2023	435,509
	16,580,000	7.10%, 10/16/2024	269,200
	63,700,000	7.15%, 11/12/2025	1,039,108
	33,650,000	7.25%, 05/10/2034	556,788
	53,760,000	7.40%, 07/17/2024	882,176
	21,325,000	7.65%, 04/10/2030	363,928
	57,570,000	7.70%, 03/23/2033	988,492
	102,960,000	7.75%, 09/16/2026	1,741,356
	71,050,000	7.95%, 10/07/2026	1,211,648
	8,525,000	8.15%, 02/03/2027	147,056
	35,145,000	8.50%, 09/17/2031	637,995
	97,859,111	Russian Federal Inflation Linked Bond - OFZ 2.50%, 02/02/2028(7)	1,430,989
	$400,000	Russian Foreign Bond - Eurobond 4.38%, 03/21/2029(1)	432,598

			12,820,035

		South Africa - 5.1%
		Republic of South Africa Government Bond
ZAR	26,225,000	6.25%, 03/31/2036	1,240,139
	8,101,770	6.50%, 02/28/2041	371,725
	18,875,000	7.75%, 02/28/2023	1,257,251
	23,300,000	8.50%, 01/31/2037	1,357,707
	2,805,000	8.75%, 01/31/2044	162,769
	7,109,000	9.00%, 01/31/2040	428,108
	15,025,000	10.50%, 12/21/2026	1,090,793
	2,701,622	Republic of South Africa Government Bond - CPI Linked 1.88%, 03/31/2029(7)	156,002
	18,415,716	South Africa Government Bond - CPI Linked 2.00%, 01/31/2025(7)	1,135,131

			7,199,625

		South Korea - 0.7%
IDR	14,600,000,000	Export-Import Bank of Korea 7.25%, 12/07/2024(2)	1,040,253

		Sri Lanka - 0.3%
	$375,000	Sri Lanka Government International Bond 6.25%, 07/27/2021(2)	381,375

		Supranational - 5.0%
		Asian Development Bank
PHP	42,500,000	5.25%, 03/09/2023	876,524
IDR	2,440,000,000	7.80%, 03/15/2034	186,429
		European Bank for Reconstruction & Development
MXN	25,000,000	0.00%, 07/16/2029(6)	583,799
IDR	5,800,000,000	5.60%, 01/30/2025	390,509
	9,850,000,000	6.25%, 07/25/2022	692,735
	4,958,900,000	6.45%, 12/13/2022	353,521
ARS	7,220,000	31.00%, 03/01/2021	59,951
IDR	5,240,000,000	Inter-American Development Bank 7.88%, 03/14/2023	389,388
MXN	8,800,000	International Bank for Reconstruction & Development 0.00%, 05/25/2033(6)	177,789
		International Finance Corp.
	46,800,000	0.00%, 02/22/2038(6)	681,546
	43,440,000	7.50%, 01/18/2028	2,334,986
	7,100,000	7.75%, 01/18/2030	389,907

			7,117,084

The accompanying notes are an integral part of these financial statements.

50

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 68.6% - (continued)
		Thailand - 3.7%
		Thailand Government Bond
THB	5,677,256	1.20%, 07/14/2021(2)(7)	$186,674
	9,291,148	1.25%, 03/12/2028(2)(7)	299,748
	23,590,000	1.88%, 06/17/2022	790,457
	21,055,000	2.88%, 12/17/2028	774,653
	5,775,000	3.40%, 06/17/2036	239,092
	17,525,000	3.65%, 06/20/2031	706,278
	34,350,000	3.78%, 06/25/2032	1,418,045
	14,195,000	3.85%, 12/12/2025	536,105
	5,784,000	4.88%, 06/22/2029	247,856

			5,198,908

		Turkey - 3.3%
	$265,000	Export Credit Bank of Turkey 8.25%, 01/24/2024(1)	282,649
		Turkey Government Bond
TRY	775,000	8.50%, 09/14/2022	123,626
	2,660,000	9.50%, 01/12/2022	440,135
	4,085,000	10.40%, 03/20/2024	662,345
	13,495,000	10.70%, 02/17/2021	2,326,175
	2,575,000	10.70%, 08/17/2022	431,024
	2,005,000	12.20%, 01/18/2023	349,992

			4,615,946

		Ukraine - 0.4%
		Ukraine Government International Bond
UAH	6,825,000	15.84%, 02/26/2025(1)	291,585
	6,625,000	16.42%, 11/17/2021(1)	275,261

			566,846

		Uruguay - 0.4%
UYU	27,250,000	Uruguay Government International Bond 8.50%, 03/15/2028(2)	604,166

		Total Foreign Government Obligations (cost $97,114,523)	$96,859,588

		Total Long-Term Investments (cost $127,256,575)	$128,115,567

SHORT-TERM INVESTMENTS - 5.5%
		Other Investment Pools & Funds - 4.2%
	$5,981,623	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 1.73%(11)	$5,981,623

		Securities Lending Collateral - 0.6%
	44,996	Citibank NA DDCA, 1.80%, 11/1/2019(11)	44,996
	631,295	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(11)	631,295
	10,127	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(11)	10,127
	83,739	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(11)	83,739
	121,663	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(11)	121,663
	8,090	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(11)	8,090

			899,910

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 5.5% - (continued)
	U.S. Treasury - 0.7%
	U.S. Treasury Bills - 0.7%
$915,000	1.62%, 01/16/2020(9)(12)	$912,035

		912,035

	Total Short-Term Investments (cost $7,793,399)	$7,793,568

Total Investments Excluding Purchased Options (cost $135,049,974)	96.3%	$135,909,135

Total Purchased Options (cost $653,678)	0.3%	$386,919

Total Investments (cost $135,703,652)	96.6%	$136,296,054
Other Assets and Liabilities	3.4%	4,825,775

Total Net Assets	100.0%	$141,121,829

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $24,302,744, representing 17.2% of net assets.

(2)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $19,692,573, representing 14.0% of net assets.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2019. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(5)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(6)	Security is a zero-coupon bond.

(7)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(8)	Variable rate security; the rate reported is the coupon rate in effect at October 31, 2019. Base lending rates may be subject to a floor or cap.

(9)	The rate shown represents current yield to maturity.

(10)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

The accompanying notes are an integral part of these financial statements.

51

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2019

(11)	Current yield as of period end.

(12)	All, or a portion of the security, was pledged as collateral in connection with OTC swap contracts. As of October 31, 2019, the market value of securities pledged was $62,795.

OTC Option Contracts Outstanding at October 31, 2019
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
AUD Call/USD Put	MSC	0.68 AUD per USD	12/19/19	2,215,000	AUD	2,215,000	$23,809	$22,533	$1,276
NZD Call/USD Put	GSC	0.66 NZD per USD	02/03/20	2,510,000	NZD	2,510,000	9,686	36,856	(27,170)
USD Call/BRL Put	MSC	4.35 BRL per USD	01/17/20	2,108,000	USD	2,108,000	9,364	22,598	(13,234)
USD Call/CAD Put	GSC	1.31 CAD per USD	01/24/20	49,000	USD	49,000	—	748	(748)
USD Call/CAD Put	GSC	1.31 CAD per USD	01/24/20	3,136,000	USD	3,136,000	36,676	47,875	(11,199)
USD Call/MXN Put	MSC	20.14 MXN per USD	03/25/20	1,555,000	USD	1,555,000	24,471	47,350	(22,879)
USD Call/PLN Put	MSC	3.96 PLN per USD	11/12/19	809,000	USD	809,000	78	6,906	(6,828)
USD Call/RUB Put	CBK	70.17 RUB per USD	11/28/19	1,551,000	USD	1,551,000	240	14,873	(14,633)
USD Call/RUB Put	CBK	73.95 RUB per USD	04/29/20	1,551,000	USD	1,551,000	7,207	6,979	228
USD Call/ZAR Put	MSC	16.48 ZAR per USD	04/29/20	1,425,000	USD	1,425,000	29,616	26,071	3,545
USD Call/ZAR Put	MSC	15.98 ZAR per USD	12/23/19	1,447,000	USD	1,447,000	10,459	19,164	(8,705)
USD Call/ZAR Put	BOA	16.08 ZAR per USD	02/03/20	1,688,000	USD	1,688,000	22,114	31,779	(9,665)

Total Calls							$173,720	$283,732	$(110,012)

Puts
AUD Put/USD Call	MSC	0.68 AUD per USD	12/19/19	2,215,000	AUD	2,215,000	$8,293	$22,534	$(14,241)
NZD Put/USD Call	GSC	0.66 NZD per USD	02/03/20	2,510,000	NZD	2,510,000	45,422	35,829	9,593
USD Put/CAD Call	GSC	1.31 CAD per USD	01/24/20	49,000	USD	49,000	346	750	(404)
USD Put/CAD Call	GSC	1.31 CAD per USD	01/24/20	3,136,000	USD	3,136,000	22,159	47,997	(25,838)
USD Put/COP Call	GSC	3,223.00 COP per USD	12/18/19	1,623,000	USD	1,623,000	2,113	47,185	(45,072)
USD Put/IDR Call	MSC	14,065.00 IDR per USD	01/15/20	1,402,000	USD	1,402,000	8,303	6,071	2,232
USD Put/INR Call	MSC	70.69 INR per USD	02/17/20	2,388,000	USD	2,388,000	11,388	16,071	(4,683)
USD Put/MXN Call	HSBC	19.51 MXN per USD	12/20/19	1,551,000	USD	1,551,000	26,691	46,348	(19,657)
USD Put/MXN Call	MSC	18.92 MXN per USD	04/14/20	1,397,000	USD	1,397,000	13,346	14,669	(1,323)
USD Put/PLN Call	MSC	3.66 PLN per USD	11/12/19	809,000	USD	809,000	26	6,906	(6,880)
USD Put/PLN Call	BCLY	3.76 PLN per USD	12/10/19	2,306,000	USD	2,306,000	4,990	51,562	(46,572)
USD Put/PLN Call	CBK	3.77 PLN per USD	04/15/20	1,401,000	USD	1,401,000	16,519	10,584	5,935
USD Put/PLN Call	MSC	3.73 PLN per USD	04/28/20	1,422,000	USD	1,422,000	12,694	10,501	2,193
USD Put/RUB Call	GSC	64.91 RUB per USD	12/17/19	1,309,000	USD	1,309,000	19,007	25,526	(6,519)
USD Put/RUB Call	MSC	62.72 RUB per USD	04/29/20	2,854,000	USD	2,854,000	21,902	27,413	(5,511)

Total Puts							$213,199	$369,946	$(156,747)

Total purchased option contracts							$386,919	$653,678	$(266,759)

Written option contracts:
Calls
USD Call/CNH Put	MSC	7.11 CNH per USD	12/19/19	(1,519,000)	USD	(1,519,000)	$(6,586)	$(17,692)	$11,106
USD Call/MXN Put	MSC	21.36 MXN per USD	03/25/20	(1,555,000)	USD	(1,555,000)	(8,989)	(20,713)	11,724

Total Calls							$(15,575)	$(38,405)	$22,830

Puts
USD Put/BRL Call	MSC	3.98 BRL per USD	01/17/20	(2,108,000)	USD	(2,108,000)	$(33,328)	$(19,077)	$(14,251)
USD Put/CNH Call	MSC	7.11 CNH per USD	12/19/19	(1,519,000)	USD	(1,519,000)	(16,723)	(17,693)	970
USD Put/COP Call	GSC	3,085.00 COP per USD	12/18/19	(1,623,000)	USD	(1,623,000)	(193)	(16,636)	16,443
USD Put/INR Call	MSC	72.87 INR per USD	02/17/20	(2,388,000)	USD	(2,388,000)	(47,402)	(44,990)	(2,412)
USD Put/MXN Call	HSBC	18.61 MXN per USD	12/20/19	(1,551,000)	USD	(1,551,000)	(1,956)	(15,909)	13,953
USD Put/PEN Call	HSBC	3.30 PEN per USD	01/13/20	(697,000)	USD	(697,000)	(881)	(2,317)	1,436
USD Put/RUB Call	GSC	62.97 RUB per USD	12/17/19	(2,617,000)	USD	(2,617,000)	(6,197)	(16,853)	10,656
USD Put/RUB Call	CBK	60.35 RUB per USD	04/29/20	(1,551,000)	USD	(1,551,000)	(3,342)	(4,278)	936
USD Put/TRY Call	CBK	5.82 TRY per USD	01/16/20	(1,400,000)	USD	(1,400,000)	(29,690)	(16,107)	(13,583)
USD Put/ZAR Call	MSC	14.39 ZAR per USD	12/23/19	(1,447,000)	USD	(1,447,000)	(5,050)	(15,011)	9,961
USD Put/ZAR Call	BOA	13.88 PUT per USD	02/03/20	(1,688,000)	USD	(1,688,000)	(4,100)	(23,914)	19,814
USD Put/ZAR Call	MSC	14.28 ZAR per USD	04/29/20	(1,425,000)	USD	(1,425,000)	(15,330)	(19,893)	4,563

Total Puts							$(164,192)	$(212,678)	$48,486

Total written option contracts							$(179,767)	$(251,083)	$71,316

The accompanying notes are an integral part of these financial statements.

52

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2019

Futures Contracts Outstanding at October 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Euro-BOBL Future	1	12/06/2019	$150,142	$(715)
U.S. Treasury 2-Year Note Future	11	12/31/2019	2,371,617	(5,434)
U.S. Treasury 5-Year Note Future	83	12/31/2019	9,893,859	(33,058)
U.S. Treasury Long Bond Future	2	12/19/2019	322,750	(35)

Total				$(39,242)

Short position contracts:
Euro BUXL 30-Year Bond Future	1	12/06/2019	$234,168	$14,128
Long Gilt Future	2	12/27/2019	344,149	1,759
U.S. Treasury 10-Year Note Future	43	12/19/2019	5,602,765	51,203
U.S. Treasury 10-Year Ultra Future	16	12/19/2019	2,273,750	18,689
U.S. Treasury Ultra Long Bond Future	2	12/19/2019	379,500	(6,000)

Total				$79,779

Total futures contracts				$40,537

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2019
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.32.V1	USD	1,000,000	(1.00%)	12/20/24	Quarterly	$50,372	$45,275	$(5,097)

Credit default swaps on single-name issues:
Buy protection:
Argentine Republic Government International Bond	USD	50,000	(5.00%)	12/20/20	Quarterly	$16,011	$28,553	$12,542
Argentine Republic Government International Bond	USD	156,000	(5.00%)	06/20/24	Quarterly	85,854	94,767	8,913

Total						$101,865	$123,320	$21,455

Total single-name issues						$101,865	$123,320	$21,455

Total						$152,237	$168,595	$16,358

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2019
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
DEUT	8.69% Fixed	BZDIOVRA	BRL	9,799,140	01/02/20	Maturity	$—	$—	$(87,238)	$(87,238)
GSC	3M Banco Central De La Republica	4.77% Fixed	INR	330,150,000	12/18/21	Semi-Annual	—	—	(17,353)	(17,353)
GSC	4.85% Fixed	3M Banco Central De La Republica	INR	167,450,000	12/18/24	Semi-Annual	—	—	31,365	31,365
GSC	5.26% Fixed	3M Banco Central De La Republica	COP	5,212,225,000	12/18/29	Quarterly	—	—	18,946	18,946
GSC	1.38% Fixed	6 Mo. THBFIX	THB	30,150,000	12/18/24	Semi-Annual	—	—	(222)	(222)
GSC	6.50% Fixed	ZAR JIBAR	ZAR	215,655,000	09/25/20	Maturity	—	—	17,542	17,542
GSC	ZAR JIBAR	6.67% Fixed	ZAR	237,060,000	09/27/21	Maturity	—	—	(6,946)	(6,946)
HSBC	1.31% Fixed	6 Mo. THBFIX	THB	34,175,000	12/18/20	Semi-Annual	—	—	(102)	(102)
MSC	8.53% Fixed	BZDIOVRA	BRL	1,162,177	01/02/25	Maturity	—	—	(47,597)	(47,597)
MSC	6.99% Fixed	BZDIOVRA	BRL	492,594	01/04/21	Maturity	—	—	(4,143)	(4,143)
MSC	8.78% Fixed	BZDIOVRA	BRL	2,446,276	01/02/29	Maturity	—	—	(182,820)	(182,820)
MSC	BZDIOVRA	6.26% Fixed	BRL	1,442,351	01/03/22	Maturity	—	—	11,049	11,049
MSC	BZDIOVRA	6.70% Fixed	BRL	3,530,674	07/01/22	Maturity	—	—	39,826	39,826
MSC	BZDIOVRA	6.44% Fixed	BRL	1,160,826	07/01/22	Maturity	—	—	10,682	10,682
MSC	BZDIOVRA	8.00% Fixed	BRL	1,812,431	01/02/23	Maturity	—	—	43,942	43,942

The accompanying notes are an integral part of these financial statements.

53

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2019

OTC Interest Rate Swap Contracts Outstanding at October 31, 2019 – (continued)
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
MSC	BZDIOVRA	6.50% Fixed	BRL	1,663,343	01/02/23	Maturity	$—	$—	$15,721	$15,721
MSC	BZDIOVRA	5.90% Fixed	BRL	1,808,169	01/02/23	Maturity	—	—	7,951	7,951
MSC	BZDIOVRA	7.04% Fixed	BRL	2,659,173	07/03/23	Maturity	—	—	40,950	40,950
MSC	BZDIOVRA	7.30% Fixed	BRL	1,090,621	01/04/27	Maturity	—	—	25,526	25,526
MSC	1.58% Fixed	CLICP Camara Promedio A	CLP	4,370,000,000	12/18/20	Maturity	—	—	(9,596)	(9,596)
MSC	2.41% Fixed	CLICP Camara Promedio A	CLP	794,225,000	12/18/29	Semi-Annual	—	—	47,273	47,273
MSC	6.51% Fixed	ZAR JIBAR	ZAR	335,055,000	09/21/20	Maturity	—	—	196,818	196,818
MSC	6.51% Fixed	ZAR JIBAR	ZAR	102,440,000	09/22/20	Maturity	—	—	8,602	8,602
MSC	ZAR JIBAR	6.68% Fixed	ZAR	356,400,000	09/20/21	Maturity	—	—	(190,605)	(190,605)
MSC	ZAR JIBAR	6.67% Fixed	ZAR	108,840,000	09/22/21	Maturity	—	—	(2,293)	(2,293)

Total							$—	$—	$(32,722)	$(32,722)

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2019
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
1 Mo. MXN TIIE	7.35% Fixed	MXN	14,865,000	07/14/22	Lunar	$—	$—	$19,379	$19,379
1 Mo. MXN TIIE	7.24% Fixed	MXN	14,860,000	07/15/22	Lunar	—	—	17,232	17,232
1 Mo. MXN TIIE	6.96% Fixed	MXN	12,850,000	08/02/24	Lunar	—	—	17,436	17,436
1 Mo. MXN TIIE	6.46% Fixed	MXN	11,490,000	10/03/24	Lunar	—	—	(2,982)	(2,982)
1 Mo. MXN TIIE	7.82% Fixed	MXN	225,000	07/29/25	Lunar	—	—	833	833
1 Mo. MXN TIIE	8.12% Fixed	MXN	13,325,000	07/20/28	Lunar	—	—	73,958	73,958
1 Mo. MXN TIIE	6.78% Fixed	MXN	13,975,000	09/19/29	Lunar	—	—	7,790	7,790
1 Mo. MXN TIIE	6.78% Fixed	MXN	6,125,000	09/20/29	Lunar	—	—	3,423	3,423
3 Mo. PLN WIBOR	1.70% Fixed	PLN	8,200,000	12/18/20	Annual	—	—	332	332
3 Mo. ZAR JIBAR	6.45% Fixed	ZAR	76,175,000	12/18/21	Quarterly	—	—	(24,630)	(24,630)
3 Mo. ZAR JIBAR	6.85% Fixed	ZAR	103,250,000	12/18/24	Quarterly	—	—	86,982	86,982
3 Mo. ZAR JIBAR	7.50% Fixed	ZAR	53,140,000	12/18/29	Quarterly	—	—	(82,316)	(82,316)
6 Mo. PLN WIBOR	1.74% Fixed	PLN	1,050,000	12/18/21	Annual	—	—	(24)	(24)
6 Mo. PLN WIBOR	1.74% Fixed	PLN	4,125,000	12/18/26	Annual	—	—	(1,408)	(1,408)

Total						$—	$—	$116,005	$116,005

Foreign Currency Contracts Outstanding at October 31, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,734,000	ARS	43,056	USD	BNP	07/13/20	$—	$(15,888)
8,201,000	ARS	129,971	USD	BOA	07/13/20	—	(48,479)
333,000	AUD	230,336	USD	CBK	12/17/19	—	(485)
2,245,000	AUD	1,521,347	USD	GSC	12/18/19	28,373	(83)
1,595,000	AUD	1,081,098	USD	MSC	12/18/19	19,871	—
905,000	AUD	610,468	USD	SCB	12/18/19	14,219	—
1,190,000	AUD	819,340	USD	CBA	12/18/19	2,072	—
4,458,000	BRL	1,105,189	USD	MSC	11/18/19	5,113	—
35,086,000	BRL	8,364,962	USD	SCB	12/03/19	365,537	—
6,690,000	BRL	1,603,292	USD	DEUT	12/03/19	61,390	—
6,299,000	BRL	1,537,562	USD	MSC	12/03/19	30,789	(962)
780,000	BRL	186,581	USD	GSC	12/03/19	7,508	—
600,000	BRL	147,149	USD	UBS	12/03/19	2,150	—
1,979,000	BRL	480,807	USD	GSC	01/13/20	10,588	—
3,979,000	BRL	958,795	USD	MSC	01/22/20	28,729	—
430,000	CAD	322,873	USD	MSC	12/18/19	3,687	—
1,796,000	CAD	1,362,429	USD	GSC	12/18/19	2,236	(708)
428,000	CAD	326,772	USD	RBC	12/18/19	—	(1,731)
33,100,000	CLP	45,877	USD	HSBC	12/18/19	—	(1,189)
108,100,000	CLP	151,379	USD	MSC	12/18/19	—	(5,435)
349,100,000	CLP	480,226	USD	GSC	12/18/19	—	(8,912)

The accompanying notes are an integral part of these financial statements.

54

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2019

Foreign Currency Contracts Outstanding at October 31, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
381,700,000	CLP	527,429	USD	DEUT	12/18/19	$—	$(12,102)
1,085,233,000	CLP	1,519,355	USD	BCLY	12/18/19	—	(54,200)
5,111,000	CNH	721,042	USD	MSC	12/18/19	3,132	—
7,447,000	CNH	1,052,115	USD	GSC	12/18/19	3,620	(574)
4,285,903,000	COP	1,267,644	USD	BOA	11/25/19	—	(717)
8,848,187,000	COP	2,590,029	USD	CBK	12/18/19	22,986	—
2,423,300,000	COP	698,559	USD	DEUT	12/18/19	17,081	—
1,764,700,000	COP	509,573	USD	UBS	12/18/19	11,571	—
2,175,200,000	COP	637,972	USD	BCLY	12/18/19	4,400	—
998,000,000	COP	290,835	USD	MSC	12/18/19	3,891	—
3,046,100,000	COP	903,149	USD	GSC	12/18/19	—	(3,586)
62,617,000	CZK	2,675,403	USD	GSC	12/18/19	63,632	—
7,620,000	CZK	329,613	USD	BNP	12/18/19	3,706	—
6,240,000	CZK	272,083	USD	JPM	12/18/19	872	—
1,290,000	CZK	56,231	USD	DEUT	12/18/19	197	—
29,315,000	EGP	1,738,318	USD	CBK	12/18/19	54,253	—
3,842,000	EUR	4,242,458	USD	GSC	12/18/19	57,592	—
1,617,000	EUR	1,789,478	USD	JPM	12/18/19	20,304	—
244,000	EUR	270,455	USD	SSG	12/18/19	2,635	—
1,265,000	GBP	1,568,146	USD	BCLY	12/18/19	73,285	—
1,766,000	HKD	225,311	USD	BOA	12/18/19	14	—
621,685,000	HUF	2,070,603	USD	GSC	12/18/19	45,449	—
130,380,000	HUF	433,887	USD	BNP	12/18/19	9,891	—
90,235,000	HUF	301,288	USD	UBS	12/18/19	5,848	—
56,900,000	HUF	190,942	USD	SSG	12/18/19	2,731	—
100,747,000	HUF	340,813	USD	MSC	12/18/19	2,103	—
2,180,400,000	HUF	7,853,618	USD	JPM	01/28/20	—	(415,585)
2,180,300,000	HUF	7,656,758	USD	BNP	04/21/20	—	(189,761)
1,187,000,000	HUF	3,963,934	USD	MSC	07/17/20	116,073	—
1,186,400,000	HUF	3,988,368	USD	BNP	07/17/20	89,577	—
17,251,000,000	IDR	1,210,700	USD	BCLY	12/18/19	12,273	—
14,588,162,000	IDR	1,023,372	USD	CSFB	12/18/19	10,824	—
9,824,000,000	IDR	687,152	USD	BNP	12/18/19	9,300	—
5,709,000,000	IDR	400,491	USD	SCB	12/18/19	4,236	—
5,323,000,000	IDR	374,150	USD	GSC	12/18/19	3,424	(211)
29,160,000	INR	401,487	USD	BCLY	12/18/19	7,680	—
37,057,000	INR	513,468	USD	SCB	12/18/19	6,508	—
27,100,000	INR	376,808	USD	JPM	12/18/19	3,454	—
32,090,000	INR	450,481	USD	DEUT	12/18/19	—	(201)
50,029,000	INR	685,799	USD	MSC	02/20/20	11,417	—
1,772,538,000	KRW	1,490,530	USD	GSC	12/18/19	34,851	—
229,940,000	KRW	195,710	USD	MSC	12/18/19	2,168	—
285,080,000	KRW	243,887	USD	BCLY	12/18/19	1,442	—
131,700,000	KZT	333,840	USD	GSC	12/18/19	1,750	—
43,754,000	MXN	2,153,780	USD	MSC	12/04/19	108,620	—
13,063,000	MXN	659,964	USD	BNP	12/16/19	14,219	—
124,086,000	MXN	6,285,081	USD	BCLY	12/18/19	117,012	—
15,240,000	MXN	770,171	USD	DEUT	12/18/19	16,122	—
8,544,000	MXN	430,832	USD	RBS	12/18/19	9,987	—
7,700,000	MXN	392,178	USD	UBS	12/18/19	5,096	—
1,681,000	MXN	87,247	USD	MSC	12/18/19	—	(517)
28,969,000	MXN	1,498,885	USD	GSC	12/18/19	244	(4,502)
766,000	MXN	39,262	USD	MSC	12/19/19	253	—
7,274,000	MXN	361,226	USD	MSC	03/27/20	8,721	—
3,283,000	MYR	781,309	USD	BCLY	12/18/19	3,623	—
19,503,000	MYR	4,660,444	USD	MSC	12/18/19	2,627	(103)
1,590,000	MYR	379,702	USD	UBS	12/18/19	451	—
495,000	MYR	118,498	USD	GSC	12/18/19	—	(148)
1,035,000	NZD	653,320	USD	MSC	12/18/19	10,873	—
2,067,000	NZD	1,329,699	USD	WEST	12/18/19	—	(3,239)
185,000	PEN	55,290	USD	BNP	12/18/19	—	(63)
10,893,000	PEN	3,260,014	USD	CBK	12/18/19	506	(8,676)
566,000	PEN	168,077	USD	HSBC	01/15/20	741	—
57,101,000	PHP	1,103,993	USD	MSC	12/18/19	19,157	—

The accompanying notes are an integral part of these financial statements.

55

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2019

Foreign Currency Contracts Outstanding at October 31, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
14,660,000	PHP	287,282	USD	JPM	12/18/19	$1,073	$—
37,930,000	PLN	9,666,625	USD	CBK	12/18/19	264,800	—
3,840,000	PLN	970,012	USD	GSC	12/18/19	35,436	—
1,348,000	PLN	343,692	USD	UBS	12/18/19	9,262	—
2,330,000	PLN	604,652	USD	RBC	12/18/19	5,425	—
490,000	PLN	127,923	USD	RBS	12/18/19	376	—
730,000	PLN	187,079	USD	CBK	12/19/19	4,064	—
14,973,000	RON	3,481,620	USD	GSC	12/18/19	28,990	—
810,000	RON	186,177	USD	JPM	12/18/19	3,738	—
805,000	RON	187,944	USD	UBS	12/18/19	799	—
160,000	RON	37,395	USD	BNP	12/18/19	119	—
47,323,000	RUB	703,829	USD	CBK	11/29/19	31,277	—
55,207,000	RUB	860,727	USD	MSC	12/06/19	—	(4,051)
62,605,000	RUB	973,185	USD	MSC	12/09/19	—	(2,154)
211,973,000	RUB	3,258,883	USD	GSC	12/18/19	25,637	(1,217)
91,492,000	RUB	1,405,106	USD	MSC	12/18/19	12,950	(911)
29,607,000	RUB	455,843	USD	DEUT	12/18/19	2,748	—
44,310,000	RUB	686,966	USD	BOA	12/18/19	—	(637)
13,520,000	RUB	210,083	USD	UBS	12/18/19	—	(668)
15,145,000	RUB	231,965	USD	CBK	04/30/20	—	(1,053)
320,000	SGD	235,017	USD	RBC	12/18/19	319	—
186,454,000	THB	6,103,460	USD	JPM	12/18/19	74,851	—
21,230,000	THB	695,603	USD	BCLY	12/18/19	7,871	—
17,290,000	THB	570,219	USD	HSBC	12/18/19	2,700	—
3,029,000	TRY	521,702	USD	MSC	11/04/19	7,555	—
990,000	TRY	170,172	USD	GSC	11/04/19	2,810	—
12,439,000	TRY	2,090,105	USD	GSC	12/18/19	57,495	—
2,794,000	TRY	477,750	USD	CBK	12/18/19	5,058	(424)
315,000	TRY	53,336	USD	BNP	12/18/19	1,049	—
55,000	TRY	9,226	USD	MSC	12/18/19	270	—
2,489,000	TRY	405,375	USD	CBK	01/17/20	21,066	—
1,550,549	USD	2,252,000	AUD	CBA	12/18/19	—	(3,920)
1,378,674	USD	2,015,000	AUD	GSC	12/18/19	812	(13,016)
1,814,764	USD	2,655,000	AUD	MSC	12/18/19	—	(17,881)
807,722	USD	3,099,000	BRL	MSC	11/18/19	36,460	(570)
529,727	USD	2,174,000	BRL	GSC	11/18/19	—	(11,726)
348,224	USD	1,446,000	BRL	BOA	11/18/19	—	(11,914)
502,281	USD	2,035,000	BRL	DEUT	12/03/19	1,523	(5,614)
410,048	USD	1,685,000	BRL	BCLY	12/03/19	—	(9,233)
684,905	USD	2,809,000	BRL	CBK	12/03/19	—	(14,063)
1,006,548	USD	4,120,000	BRL	GSC	12/03/19	—	(18,639)
1,472,379	USD	6,062,000	BRL	MSC	12/03/19	—	(36,037)
693,568	USD	2,778,000	BRL	MSC	01/13/20	11,435	(7,656)
755,014	USD	990,000	CAD	GSC	12/18/19	3,166	—
662,583	USD	875,000	CAD	MSC	12/18/19	—	(1,929)
217,716	USD	290,000	CAD	DEUT	12/18/19	—	(2,522)
206,154	USD	270,000	CAD	GSC	01/27/20	1,063	—
1,216,472	USD	858,099,000	CLP	CBK	12/18/19	57,966	—
687,648	USD	497,400,000	CLP	GSC	12/18/19	16,116	—
421,768	USD	306,693,000	CLP	MSC	12/18/19	7,707	—
281,742	USD	204,505,000	CLP	BNP	12/18/19	5,643	—
131,642	USD	928,000	CNH	MSC	12/17/19	151	—
296,528	USD	2,117,000	CNH	GSC	12/18/19	—	(3,429)
924,321	USD	6,592,000	CNH	MSC	12/18/19	—	(9,695)
690,249	USD	2,346,847,000	COP	MSC	11/25/19	—	(3,486)
152,009	USD	514,400,000	COP	DEUT	12/18/19	99	—
435,866	USD	1,480,200,000	COP	GSC	12/18/19	—	(1,261)
313,695	USD	1,077,700,000	COP	MSC	12/18/19	—	(4,567)
427,265	USD	1,476,200,000	COP	CBK	12/18/19	—	(8,681)
477,276	USD	1,538,260,000	COP	GSC	12/20/19	23,043	—
126,883	USD	2,980,000	CZK	CBK	12/18/19	—	(3,471)
414,549	USD	9,790,000	CZK	GSC	12/18/19	—	(13,691)
84,646	USD	1,483,000	EGP	GSC	12/18/19	—	(6,037)
254,709	USD	4,452,000	EGP	CBK	12/18/19	—	(17,524)

The accompanying notes are an integral part of these financial statements.

56

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2019

Foreign Currency Contracts Outstanding at October 31, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
23,356	USD	21,000	EUR	BMO	12/18/19	$—	$(148)
3,331,809	USD	3,010,000	EUR	GSC	12/18/19	—	(37,048)
4,661,082	USD	4,198,000	EUR	JPM	12/18/19	—	(37,412)
1,905,328	USD	1,537,000	GBP	BCLY	12/18/19	—	(89,043)
240,453	USD	1,882,000	HKD	JPM	12/18/19	328	—
175,143	USD	52,400,000	HUF	HSBC	12/18/19	—	(3,213)
485,839	USD	147,100,000	HUF	GSC	12/18/19	—	(14,850)
7,947,512	USD	2,180,400,000	HUF	GSC	01/28/20	509,479	—
7,885,923	USD	2,180,300,000	HUF	JPM	04/21/20	418,926	—
8,364,553	USD	2,373,400,000	HUF	BNP	07/17/20	206,600	—
275,593	USD	3,952,000,000	IDR	BOA	12/18/19	—	(4,576)
1,289,504	USD	18,273,000,000	IDR	GSC	12/18/19	251	(6,171)
376,166	USD	5,390,455,000	IDR	MSC	01/17/20	—	(4,789)
368,262	USD	1,300,000	ILS	GSC	12/18/19	—	(1,514)
392,748	USD	28,120,000	INR	MSC	12/18/19	—	(1,826)
287,147	USD	20,620,000	INR	BNP	12/18/19	—	(2,189)
2,014,181	USD	146,299,000	INR	BOA	12/18/19	—	(38,656)
793,754	USD	930,311,000	KRW	UBS	12/18/19	—	(6,838)
900,152	USD	1,072,171,000	KRW	BCLY	12/18/19	—	(22,519)
761,094	USD	914,530,000	KRW	MSC	12/18/19	—	(25,917)
913,018	USD	18,411,000	MXN	BOA	12/04/19	—	(38,965)
1,329,226	USD	26,534,000	MXN	MSC	12/04/19	—	(42,776)
534,009	USD	10,752,000	MXN	BNP	12/16/19	—	(20,904)
187,922	USD	3,630,000	MXN	BNP	12/18/19	636	—
191,257	USD	3,770,000	MXN	BCLY	12/18/19	—	(3,252)
160,037	USD	3,170,000	MXN	RBS	12/18/19	—	(3,516)
285,569	USD	5,630,000	MXN	GSC	12/18/19	—	(4,906)
473,733	USD	9,290,000	MXN	SSG	12/18/19	—	(5,575)
3,546,151	USD	69,356,000	MXN	CBK	12/18/19	3,841	(36,043)
2,705,554	USD	53,230,000	MXN	DEUT	12/18/19	6,630	(47,424)
43,045	USD	850,000	MXN	MSC	12/19/19	—	(804)
488,455	USD	9,530,000	MXN	HSBC	12/24/19	—	(2,775)
357,805	USD	7,106,000	MXN	MSC	04/16/20	—	(2,555)
139,844	USD	590,000	MYR	MSC	12/18/19	—	(1,219)
1,284,152	USD	5,400,000	MYR	BCLY	12/18/19	—	(6,933)
1,321,062	USD	5,556,000	MYR	GSC	12/18/19	—	(7,320)
543,588	USD	845,000	NZD	WEST	12/18/19	1,324	—
259,717	USD	405,000	NZD	GSC	12/18/19	—	(184)
1,001,456	USD	1,588,000	NZD	MSC	12/18/19	—	(17,614)
72,899	USD	111,000	NZD	GSC	02/05/20	1,610	—
294,687	USD	990,000	PEN	GSC	12/18/19	—	(854)
548,659	USD	1,852,000	PEN	BCLY	12/18/19	—	(4,211)
649,485	USD	2,205,000	PEN	CBK	12/18/19	—	(8,766)
648,816	USD	2,205,000	PEN	DEUT	12/18/19	—	(9,435)
715,327	USD	37,290,000	PHP	DEUT	12/18/19	—	(18,149)
860,693	USD	45,096,000	PHP	BCLY	12/18/19	—	(26,324)
30,482	USD	116,000	PLN	MSC	11/14/19	119	—
744,675	USD	2,801,000	PLN	BCLY	12/12/19	11,625	(300)
133,311	USD	524,000	PLN	BOA	12/18/19	—	(3,891)
142,514	USD	560,000	PLN	UBS	12/18/19	—	(4,114)
419,306	USD	1,620,000	PLN	CBK	12/18/19	—	(4,867)
284,903	USD	1,115,000	PLN	DEUT	12/18/19	—	(7,043)
402,099	USD	1,565,000	PLN	JPM	12/18/19	—	(7,673)
2,337,762	USD	9,045,000	PLN	GSC	12/18/19	—	(30,542)
91,013	USD	358,000	PLN	CBK	12/19/19	—	(2,725)
284,330	USD	1,109,000	PLN	CBK	04/17/20	—	(6,089)
328,184	USD	1,263,000	PLN	MSC	04/30/20	—	(2,559)
115,069	USD	500,000	RON	UBS	12/18/19	—	(2,163)
358,699	USD	1,548,000	RON	JPM	12/18/19	—	(4,250)
1,889,213	USD	8,129,000	RON	GSC	12/18/19	—	(16,733)
1,243,770	USD	79,763,000	RUB	CBK	11/29/19	4,748	—
480,939	USD	32,069,000	RUB	MSC	12/06/19	—	(16,693)
971,396	USD	64,627,000	RUB	CBK	12/09/19	—	(30,997)
6,618,190	USD	434,715,000	RUB	GSC	12/18/19	1,043	(116,263)

The accompanying notes are an integral part of these financial statements.

57

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2019

Foreign Currency Contracts Outstanding at October 31, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
768,914	USD	50,287,000	RUB	MSC	04/30/20	$2,202	$—
761,117	USD	1,055,000	SGD	JPM	12/18/19	—	(14,756)
214,188	USD	6,510,000	THB	DEUT	12/18/19	—	(1,527)
189,344	USD	5,770,000	THB	UBS	12/18/19	—	(1,850)
388,785	USD	11,860,000	THB	HSBC	12/18/19	—	(4,206)
274,397	USD	1,569,000	TRY	CBK	11/04/19	246	—
409,323	USD	2,450,000	TRY	GSC	11/04/19	—	(18,765)
248,297	USD	1,450,000	TRY	DEUT	12/18/19	—	(2,046)
306,478	USD	1,845,000	TRY	BOA	12/18/19	—	(12,062)
1,322,508	USD	7,919,500	TRY	GSC	12/18/19	—	(44,798)
405,308	USD	15,118,000	UYU	CBK	12/18/19	5,731	—
634,379	USD	9,778,000	ZAR	MSC	11/12/19	—	(11,612)
2,983,058	USD	44,626,000	ZAR	GSC	12/18/19	51,332	(1,981)
355,587	USD	5,250,000	ZAR	HSBC	12/18/19	10,453	—
319,232	USD	4,762,000	ZAR	BCLY	12/18/19	6,179	—
154,883	USD	2,300,000	ZAR	SSG	12/18/19	3,681	—
163,521	USD	2,500,000	ZAR	BNP	12/18/19	—	(829)
137,523	USD	2,120,000	ZAR	CBK	12/18/19	—	(1,845)
377,015	USD	5,882,000	ZAR	BOA	02/05/20	—	(7,239)
10,837,000	ZAR	709,460	USD	MSC	11/12/19	6,495	—
2,277,000	ZAR	147,750	USD	HSBC	12/18/19	1,939	—
879,000	ZAR	56,907	USD	MSC	12/18/19	878	—
9,089,000	ZAR	597,676	USD	BCLY	12/18/19	1,239	(1,406)
8,400,000	ZAR	561,310	USD	DEUT	12/18/19	—	(9,095)
92,265,000	ZAR	6,191,888	USD	GSC	12/18/19	2,268	(128,672)
9,973,000	ZAR	660,901	USD	MSC	12/27/19	—	(6,139)
16,185,000	ZAR	1,091,958	USD	BOA	02/05/20	—	(34,639)
9,744,000	ZAR	639,077	USD	MSC	05/04/20	—	(10,070)

Total						$3,657,409	$(2,193,386)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$31,255,979	$—	$31,255,979	$—
Foreign Government Obligations	96,859,588	—	96,859,588	—
Short-Term Investments	7,793,568	6,881,533	912,035	—
Purchased Options	386,919	—	386,919	—
Foreign Currency Contracts(2)	3,657,409	—	3,657,409	—
Futures Contracts(2)	85,779	85,779	—	—
Swaps - Credit Default(2)	21,455	—	21,455	—
Swaps - Interest Rate(2)	743,558	—	743,558	—

Total	$140,804,255	$6,967,312	$133,836,943	$—

Liabilities
Foreign Currency Contracts(2)	$(2,193,386)	$—	$(2,193,386)	$—
Futures Contracts(2)	(45,242)	(45,242)	—	—
Swaps - Credit Default(2)	(5,097)	—	(5,097)	—
Swaps - Interest Rate(2)	(660,275)	—	(660,275)	—
Written Options	(179,767)	—	(179,767)	—

Total	$(3,083,767)	$(45,242)	$(3,038,525)	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

58

The Hartford Floating Rate Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 5.5%
		Advertising - 0.0%
	$1,500,000	Acosta, Inc. 7.75%, 10/01/2022(1)	$60,000

		Aerospace/Defense - 0.2%
	5,575,000	TransDigm, Inc. 5.50%, 11/15/2027(1)	5,556,547

		Airlines - 0.1%
	3,920,000	Bombardier, Inc. 7.88%, 04/15/2027(1)	3,694,601

		Auto Parts & Equipment - 0.4%
	8,000,000	Adient Global Holdings Ltd. 4.88%, 08/15/2026(1)	6,300,000
EUR	5,300,000	Panther BF Aggregator 2 L.P. / Panther Finance Co., Inc. 4.38%, 05/15/2026(2)	5,955,421

			12,255,421

		Coal - 0.0%
	$6,085,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(1)	532,438

		Commercial Banks - 0.5%
	800,000	Banco Bilbao Vizcaya Argentaria S.A. 6.13%, 11/16/2027, (6.13% fixed rate until 11/16/2027; 5 year USD Swap + 3.870% thereafter)(3)(4)	787,000
EUR	3,200,000	Banco de Sabadell S.A. 6.13%, 11/23/2022, (6.13% fixed rate until 11/23/2022; 5 year EUR Swap + 6.051% thereafter)(2)(3)(4)	3,591,443
	5,845,000	Banco Santander S.A. 1.00%, 12/15/2024(3)(5)	5,793,696
	$4,830,000	Freedom Mortgage Corp. 8.13%, 11/15/2024(1)	4,528,125

			14,700,264

		Commercial Services - 0.8%
		APX Group, Inc.
	4,750,000	7.88%, 12/01/2022	4,744,062
	3,161,000	8.75%, 12/01/2020	3,113,585
	1,590,000	Ashtead Capital, Inc. 4.25%, 11/01/2029(1)	1,605,900
	8,445,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(1)	8,191,650
	3,180,000	GW B-CR Security Corp. 9.50%, 11/01/2027(1)	3,267,450
EUR	4,150,000	La Financiere Atalian SASU 4.00%, 05/15/2024(2)	3,077,023

			23,999,670

		Distribution/Wholesale - 0.1%
	$1,870,000	Core & Main Holdings L.P. (8.63% Cash, 9.38% PIK) 8.63%, 09/15/2024(1)(6)	1,860,650

		Environmental Control - 0.1%
	3,009,000	CD&R Waterworks Merger Sub LLC 6.13%, 08/15/2025(1)	3,057,896

		Food - 0.1%
	3,020,000	B&G Foods, Inc. 5.25%, 09/15/2027	3,012,450

		Household Products - 0.2%
	1,575,000	Coty, Inc. 6.50%, 04/15/2026(1)	1,613,713
	5,625,000	Revlon Consumer Products Corp. 5.75%, 02/15/2021	4,865,625

			6,479,338

		Household Products/Wares - 0.1%
EUR	3,215,000	Diamond (BC) B.V. 5.63%, 08/15/2025(2)	3,281,622

		Insurance - 0.1%
		Acrisure LLC / Acrisure Finance, Inc.
	$3,225,000	7.00%, 11/15/2025(1)	2,950,875
	1,460,000	10.13%, 08/01/2026(1)	1,511,100

			4,461,975

		Internet - 0.3%
	4,625,000	Photo Holdings Merger Sub, Inc. 8.50%, 10/01/2026(1)	4,070,601

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 5.5% - (continued)
		Internet - 0.3% - (continued)
	$4,475,000	Symantec Corp. 5.00%, 04/15/2025(1)	$4,589,019

			8,659,620

		Lodging - 0.1%
	3,180,000	Boyd Gaming Corp. 6.88%, 05/15/2023	3,299,250

		Media - 0.7%
	3,715,000	LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(1)	3,812,519
EUR	2,575,000	UPCB Finance VII Ltd. 3.63%, 06/15/2029(2)	3,021,523
GBP	7,050,000	Virgin Media Secured Finance plc 4.25%, 01/15/2030(1)	9,182,720
EUR	5,115,000	Ziggo B.V. 2.88%, 01/15/2030(1)	5,783,198

			21,799,960

		Metal Fabricate/Hardware - 0.0%
	$1,010,000	Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(1)	1,032,725

		Oil & Gas - 0.6%
	4,825,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(1)	4,740,563
	2,750,000	Centennial Resource Production LLC 5.38%, 01/15/2026(1)	2,578,125
	3,580,000	Jagged Peak Energy LLC 5.88%, 05/01/2026	3,615,800
		QEP Resources, Inc.
	1,625,000	5.38%, 10/01/2022	1,592,630
	3,025,000	6.88%, 03/01/2021	3,028,781
	5,230,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(1)	1,987,400

			17,543,299

		Packaging & Containers - 0.3%
	3,085,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 5.25%, 08/15/2027(1)	3,162,125
	4,500,000	Owens-Brockway Glass Container, Inc. 5.38%, 01/15/2025(1)	4,539,375

			7,701,500

		Pharmaceuticals - 0.0%
EUR	1,055,000	Rossini S.a.r.l. 3.88%, 10/30/2025, 3 mo. EURIBOR + 3.875%(1)(4)	1,190,390

		Pipelines - 0.1%
		Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp.
	$1,525,000	5.50%, 09/15/2024(1)	1,483,062
	1,600,000	5.50%, 01/15/2028(1)	1,504,000

			2,987,062

		Retail - 0.3%
	3,050,000	Beacon Roofing Supply, Inc. 4.88%, 11/01/2025(1)	2,996,777
	6,700,000	Ferrellgas L.P. / Ferrellgas Finance Corp. 6.75%, 01/15/2022	5,611,250

			8,608,027

		Software - 0.1%
	1,670,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(1)	1,786,900

		Telecommunications - 0.1%
EUR	1,615,000	Altice France S.A. 3.38%, 01/15/2028(1)	1,804,541
	$2,415,000	Nokia Oyj 4.38%, 06/12/2027	2,459,678

			4,264,219

		Toys/Games/Hobbies - 0.1%
	1,450,000	Mattel, Inc. 6.75%, 12/31/2025(1)	1,513,438

		Trucking & Leasing - 0.1%
	3,370,000	Fly Leasing Ltd. 6.38%, 10/15/2021	3,426,869

		Total Corporate Bonds (cost $178,464,489)	$166,766,131

The accompanying notes are an integral part of these financial statements.

59

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 83.8%(7)
		Advertising - 0.3%
	$7,074,781	Acosta Holdco, Inc. 7.00%, 09/26/2021, 1 mo. USD LIBOR + 3.250%	$2,078,217
	6,563,947	Entravision Communications Corp. 4.54%, 11/29/2024, 1 mo. USD LIBOR + 2.750%	6,317,799

			8,396,016

		Aerospace/Defense - 1.9%
	7,205,429	Circor International, Inc. 5.42%, 12/11/2024, 1 mo. USD LIBOR + 3.500%	7,135,177
		TransDigm, Inc.
	29,338,590	4.29%, 06/09/2023, 1 mo. USD LIBOR + 2.500%	29,188,083
	22,408,567	4.29%, 05/30/2025, 1 mo. USD LIBOR + 2.500%	22,225,040

			58,548,300

		Agriculture - 0.0%
	8,207	Pinnacle Operating Corp. 7.29%, 11/15/2021, 1 mo. USD LIBOR + 5.500%	5,663

		Auto Manufacturers - 0.1%
	4,600,958	Navistar International Corp. 5.42%, 11/06/2024, 1 mo. USD LIBOR + 3.500%	4,546,345

		Auto Parts & Equipment - 0.9%
	8,633,363	Adient U.S. LLC 6.78%, 05/06/2024, 1 mo. USD LIBOR + 4.250%	8,409,413
	17,635,000	Panther BF Aggregator L.P. 5.30%, 04/30/2026, 1 mo. USD LIBOR + 3.500%	17,377,882

			25,787,295

		Beverages - 0.2%
EUR	6,785,000	Sunshine Investments B.V. 3.25%, 03/28/2025, 3 mo. EURIBOR + 3.250%	7,572,530

		Biotechnology - 0.9%
	$28,029,779	Sotera Health Holdings LLC 4.93%, 05/15/2022, 1 mo. USD LIBOR + 3.000%	27,504,220

		Chemicals - 1.3%
	8,060,471	Cabot Microelectronics Corp. 4.06%, 11/14/2025, 1 mo. ICE LIBOR + 2.250%	8,085,700
EUR	6,446,724	CTC AcquiCo GmbH 2.50%, 03/07/2025, 3 mo. EURIBOR + 2.500%	7,127,907
		LTI Holdings, Inc.
	$15,449,368	5.29%, 09/06/2025, 1 mo. USD LIBOR + 3.500%	14,151,621
	1,140,000	8.54%, 09/06/2026, 1 mo. USD LIBOR + 6.750%	964,725
	1,524,812	Starfruit Finco B.V. 5.19%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	1,485,121
	7,861,118	Tronox Finance LLC 4.66%, 09/23/2024, 3 mo. USD LIBOR + 2.750%	7,783,529

			39,598,603

		Coal - 0.1%
	8,713,637	Foresight Energy LLC 7.87%, 03/28/2022, 3 mo. USD LIBOR + 5.750%	4,429,403

		Commercial Services - 6.0%
		Allied Universal Holdco LLC
	552,826	4.25%, 07/10/2026, 1 mo. USD LIBOR + 4.250%(8)	548,481
	5,583,538	6.51%, 07/10/2026, 3 mo. USD LIBOR + 4.250%	5,539,651

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 83.8%(7) - (continued)
		Commercial Services - 6.0% - (continued)
	$22,799,501	APX Group, Inc. 6.79%, 04/01/2024, 2 mo. USD LIBOR + 5.000%	$22,400,509
	3,245,000	Belron Finance U.S. LLC 0.00%, 11/07/2026, 1 mo. USD LIBOR + 2.500%(9)	3,243,994
	28,780,772	Blackhawk Network Holdings, Inc. 4.79%, 06/15/2025, 1 mo. USD LIBOR + 3.000%	28,492,964
	7,554,073	BrightView Landscapes LLC 4.38%, 08/15/2025, 1 mo. USD LIBOR + 2.500%	7,565,857
	21,780,000	DCert Buyer, Inc. 5.79%, 10/16/2026, 1 mo. USD LIBOR + 4.000%	21,358,121
	13,255,000	Dun & Bradstreet Corp. 6.80%, 02/06/2026, 1 mo. USD LIBOR + 5.000%	13,285,354
	5,785,000	Garda World Security Corp. 0.00%, 10/30/2026, 1 mo. USD LIBOR + 4.750%(9)	5,748,844
	2,473,890	Hertz Corp. 4.54%, 06/30/2023, 3 mo. USD LIBOR + 2.750%	2,473,124
	11,195,000	PSAV Holdings LLC 6.49%, 10/15/2026, 1 mo. USD LIBOR + 4.500%	10,957,106
	8,542,332	Quikrete Holdings, Inc. 4.54%, 11/15/2023, 1 mo. USD LIBOR + 2.750%	8,502,268
	16,515,812	Tempo Acquisition LLC 4.79%, 05/01/2024, 1 mo. USD LIBOR + 3.000%	16,512,344
	11,585,209	Trans Union LLC 3.79%, 04/10/2023, 1 mo. USD LIBOR + 2.000%	11,600,850
EUR	15,120,000	Verisure Holding AB 3.50%, 10/21/2022, 3 mo. EURIBOR + 3.500%	16,863,331
	$5,885,480	Weight Watchers International, Inc. 6.86%, 11/29/2024, 3 mo. USD LIBOR + 4.750%	5,872,238

			180,965,036

		Construction Materials - 0.7%
	3,082,857	Advanced Drainage Systems, Inc. 4.06%, 07/31/2026, 1 mo. USD LIBOR + 2.250%	3,094,418
	8,773,438	Hamilton Holdco LLC 4.11%, 07/02/2025, 1 mo. USD LIBOR + 2.000%	8,784,404
	8,941,812	NCI Building Systems, Inc. 5.66%, 04/12/2025, 3 mo. USD LIBOR + 3.750%	8,636,271

			20,515,093

		Distribution/Wholesale - 0.5%
	531,086	American Builders & Contractors Supply Co., Inc. 0.00%, 01/15/2027, 1 mo. USD LIBOR + 2.000%(9)	530,093
		SRS Distribution, Inc.
	5,575,000	0.00%, 05/23/2025, 1 mo. USD LIBOR + 4.500%(9)	5,533,187
	8,081,653	5.04%, 05/23/2025, 1 mo. USD LIBOR + 3.250%	7,808,897

			13,872,177

		Diversified Financial Services - 3.9%
		AlixPartners LLP
EUR	2,855,650	3.25%, 04/04/2024, 3 mo. EURIBOR + 3.250%	3,190,479
	$14,624,703	4.54%, 04/04/2024, 3 mo. USD LIBOR + 2.750%	14,600,279
	8,363,255	Aretec Group, Inc. 6.04%, 10/01/2025, 3 mo. USD LIBOR + 4.250%	7,809,190
		Crown Finance U.S., Inc.
EUR	1,778,843	2.38%, 02/28/2025, 1 mo. EURIBOR + 2.375%	1,985,589

The accompanying notes are an integral part of these financial statements.

60

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 83.8%(7) - (continued)
		Diversified Financial Services - 3.9% - (continued)
	$21,449,453	4.04%, 02/28/2025, 1 mo. USD LIBOR + 2.250%	$21,144,870
	4,870,504	Financial & Risk U.S. Holdings, Inc. 5.54%, 10/01/2025, 1 mo. USD LIBOR + 3.750%	4,893,639
	8,050,000	GreenSky Holdings LLC 5.06%, 03/31/2025, 1 mo. USD LIBOR + 3.250%	7,899,063
	3,776,025	Minotaur Acquisition, Inc. 6.79%, 03/27/2026, 1 mo. USD LIBOR + 5.000%	3,561,283
EUR	16,534,055	Nets Holding A/S 3.25%, 02/06/2025, 3 mo. EURIBOR + 3.250%	18,263,767
	$15,678,881	NFP Corp. 4.79%, 01/08/2024, 1 mo. USD LIBOR + 3.000%	15,197,382
	13,172,513	RP Crown Parent LLC 4.54%, 10/12/2023, 1 mo. USD LIBOR + 2.750%	13,142,874
	4,328,907	UFC Holdings LLC 5.04%, 04/29/2026, 1 mo. USD LIBOR + 3.250%	4,323,496

			116,011,911

		Electric - 1.0%
	29,572,818	Calpine Construction Finance Company, L.P. 4.29%, 01/15/2025, 1 mo. USD LIBOR + 2.500%	29,567,495

		Electrical Components & Equipment - 0.6%
	1,067,250	Lumentum Holdings 4.29%, 12/10/2025, 1 mo. USD LIBOR + 2.500%	1,067,250
	16,490,000	Virgin Media Bristol LLC 4.42%, 01/31/2028, 1 mo. USD LIBOR + 2.500%	16,414,476

			17,481,726

		Energy - Alternate Sources - 1.6%
	18,328,000	BCP Renaissance Parent LLC 5.36%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	16,529,657
	5,626,143	Gulf Finance LLC 7.32%, 08/25/2023, 1 mo. USD LIBOR + 5.250%	4,110,629
	28,382,285	Medallion Midland Acquisition LLC 5.04%, 10/30/2024, 1 mo. USD LIBOR + 3.250%	26,608,392

			47,248,678

		Engineering & Construction - 1.1%
	24,333,934	Brand Energy & Infrastructure Services, Inc. 6.24%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	23,603,916
		DG Investment Intermediate Holdings, Inc.
	7,540,921	4.79%, 02/03/2025, 3 mo. USD LIBOR + 3.000%	7,324,120
	1,360,000	8.54%, 02/02/2026, 3 mo. USD LIBOR + 6.750%	1,305,600

			32,233,636

		Entertainment - 0.4%
	10,879,975	CityCenter Holdings LLC 4.04%, 04/18/2024, 1 mo. USD LIBOR + 2.250%	10,876,602

		Environmental Control - 0.3%
EUR	7,638,300	Fluidra Finco SLU 2.75%, 07/02/2025, 1 mo. EURIBOR + 2.750%	8,572,237

		Food - 1.5%
	$5,610,000	B&G Foods, Inc. 4.48%, 10/10/2026, 1 mo. USD LIBOR + 2.500%	5,627,559
EUR	1,540,000	CHG PPC Parent LLC 3.50%, 03/31/2025, 1 mo. EURIBOR + 3.500%	1,731,525
	$15,494,233	Hostess Brands LLC 4.13%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	15,407,155

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 83.8%(7) - (continued)
		Food - 1.5% - (continued)
		Post Holdings, Inc.
	$12,300,000	0.00%, 10/08/2026, 1 mo. USD LIBOR + 5.000%(9)	$12,261,624
	511,350	3.83%, 05/24/2024, 1 mo. USD LIBOR + 2.000%	511,703
	10,820,000	U.S. Foods, Inc. 3.79%, 09/13/2026, 1 mo. USD LIBOR + 2.000%	10,848,565

			46,388,131

		Food Service - 0.1%
	4,547,438	CHG PPC Parent LLC 4.54%, 03/31/2025, 1 mo. USD LIBOR + 2.750%	4,524,700

		Gas - 0.3%
		Messer Industries GmbH
EUR	1,515,000	2.75%, 03/01/2026, 3 mo. EURIBOR + 2.750%	1,692,146
	$7,004,800	4.60%, 03/01/2026, 1 mo. USD LIBOR + 2.500%	6,940,706

			8,632,852

		Healthcare - Products - 0.4%
		Lifescan Global Corp.
	10,178,995	8.06%, 10/01/2024, 3 mo. USD LIBOR + 6.000%	9,042,307
	2,500,000	11.56%, 09/26/2025, 3 mo. USD LIBOR + 9.500%	2,137,500

			11,179,807

		Healthcare - Services - 5.5%
	10,358,467	CDRH Parent, Inc. 6.38%, 07/01/2021, 3 mo. USD LIBOR + 4.250%	7,298,369
	2,595,000	CPI Holdco LLC 0.00%, 11/04/2026, 1 mo. USD LIBOR + 4.250%(9)	2,588,513
	9,199,937	DentalCorp Perfect Smile ULC 5.54%, 06/06/2025, 1 mo. USD LIBOR + 3.750%	8,977,575
		DuPage Medical Group Ltd.
	4,738,287	4.54%, 08/15/2024, 1 mo. USD LIBOR + 2.750%	4,641,152
	2,741,320	8.79%, 08/15/2025, 1 mo. USD LIBOR + 7.000%	2,652,227
	8,660,000	Emerald TopCo, Inc. 5.29%, 07/24/2026, 1 mo. USD LIBOR + 3.500%	8,517,110
	4,815,000	Ensemble RCM LLC 6.00%, 08/03/2026, 1 mo. USD LIBOR + 3.750%	4,807,248
	20,088,754	Gentiva Health Services, Inc. 5.56%, 07/02/2025, 1 mo. USD LIBOR + 3.750%	20,038,533
EUR	9,225,688	IQVIA, Inc. 2.00%, 06/11/2025, 3 mo. EURIBOR + 2.000%	10,302,268
		MED ParentCo L.P.
	$3,640,424	1.30%, 08/31/2026, 1 mo. USD LIBOR + 4.250%(8)	3,582,032
	14,578,950	6.04%, 08/31/2026, 1 mo. USD LIBOR + 4.250%	14,345,104
	9,773,241	MPH Acquisition Holdings LLC 4.85%, 06/07/2023, 3 mo. USD LIBOR + 2.750%	9,143,551
	4,759,350	Ortho-Clinical Diagnostics S.A. 5.31%, 06/30/2025, 3 mo. USD LIBOR + 3.250%	4,541,229
	5,982,297	Sound Inpatient Physicians 4.54%, 06/27/2025, 1 mo. USD LIBOR + 2.750%	5,956,155
	4,712,701	Surgery Center Holdings, Inc. 5.04%, 09/02/2024, 1 mo. USD LIBOR + 3.250%	4,543,844

The accompanying notes are an integral part of these financial statements.

61

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 83.8%(7) - (continued)
		Healthcare - Services - 5.5% - (continued)
	$54,080,000	Zelis Healthcare Corp. 0.00%, 09/30/2026, 1 mo. USD LIBOR + 4.750%(9)	$53,448,886

			165,383,796

		Household Products - 1.2%
		Diamond (BC) B.V.
EUR	4,376,337	3.25%, 09/06/2024, 1 mo. EURIBOR + 3.250%	4,609,840
	$14,407,276	4.93%, 09/06/2024, 2 mo. USD LIBOR + 3.000%	13,391,563
	25,014,337	Revlon Consumer Products Corp. 5.62%, 09/07/2023, 1 mo. USD LIBOR + 3.500%	19,584,225

			37,585,628

		Insurance - 3.8%
	16,159,776	Acrisure LLC 6.35%, 11/22/2023, 1 mo. USD LIBOR + 4.250%	15,836,580
		Asurion LLC
	8,984,599	4.79%, 11/03/2023, 1 mo. USD LIBOR + 3.000%	8,994,212
	28,138,751	4.79%, 11/03/2024, 1 mo. USD LIBOR + 3.000%	28,156,478
	12,570,000	8.29%, 08/04/2025, 1 mo. USD LIBOR + 6.500%	12,620,280
	9,875,729	Genworth Holdings, Inc. 6.32%, 03/07/2023, 1 mo. USD LIBOR + 4.500%	9,851,040
	24,252,988	Hub International Ltd. 4.94%, 04/25/2025, 2 mo. USD LIBOR + 3.000%	23,702,930
	17,178,285	Sedgwick Claims Management Services, Inc. 5.04%, 12/31/2025, 1 mo. USD LIBOR + 3.250%	16,649,537

			115,811,057

		Leisure Time - 3.2%
	53,767,127	Caesars Resort Collection LLC 4.54%, 12/23/2024, 1 mo. USD LIBOR + 2.750%	52,932,661
	10,928,529	Delta (LUX) S.a.r.l. 4.29%, 02/01/2024, 1 mo. USD LIBOR + 2.500%	10,750,940
	19,263,652	Eldorado Resorts LLC 4.21%, 04/17/2024, 2 mo. USD LIBOR + 2.250%	19,231,482
	12,138,275	Penn National Gaming, Inc. 4.04%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	12,174,690

			95,089,773

		Lodging - 2.0%
	11,250,192	Boyd Gaming Corp. 3.96%, 09/15/2023, 1 week USD LIBOR + 2.250%	11,253,680
	36,449,148	Caesars Entertainment Operating Co. 3.79%, 10/07/2024, 1 mo. USD LIBOR + 2.000%	36,426,550
	13,516,701	Station Casinos LLC 4.29%, 06/08/2023, 1 mo. USD LIBOR + 2.500%	13,522,378

			61,202,608

		Machinery - Diversified - 0.1%
	4,320,313	Zodiac Pool Solutions LLC 4.04%, 07/02/2025, 1 mo. USD LIBOR + 2.250%	4,320,313

		Media - 12.5%
		Altice Financing S.A.
EUR	2,729,300	2.75%, 01/31/2026, 3 mo. EURIBOR + 2.750%	2,978,024
	$18,438,502	4.60%, 01/31/2026, 3 mo. USD LIBOR + 2.750%	17,730,648
	9,750,000	4.66%, 07/15/2025, 3 mo. USD LIBOR + 2.750%	9,403,485

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 83.8%(7) - (continued)
		Media - 12.5% - (continued)
	$22,864,338	Charter Communications Operating LLC 3.54%, 04/30/2025, 1 mo. USD LIBOR + 1.750%	$22,889,718
		CSC Holdings LLC
	19,479,772	4.17%, 07/17/2025, 1 mo. USD LIBOR + 2.250%	19,363,478
	6,171,875	4.33%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	6,160,827
	26,251,625	Gray Television, Inc. 4.51%, 01/02/2026, 1 mo. ICE LIBOR + 2.500%	26,304,916
	30,962,133	Houghton Mifflin Harcourt Publishing Co. 4.79%, 05/31/2021, 1 mo. USD LIBOR + 3.000%	30,691,215
	19,474,076	ION Media Networks, Inc. 4.81%, 12/18/2024, 1 mo. USD LIBOR + 3.000%	19,352,363
	3,989,557	Maxar Technologies Ltd. 4.85%, 10/04/2024, 1 mo. USD LIBOR + 2.750%	3,519,108
	18,779,131	MTN Infrastructure TopCo, Inc. 4.79%, 11/15/2024, 1 mo. USD LIBOR + 3.000%	18,536,505
	2,855,000	NASCAR Holdings, Inc. 0.00%, 10/19/2026, 1 mo. USD LIBOR + 2.750%(9)	2,867,933
		NEP/NCP Holdco, Inc.
	8,120,684	5.04%, 10/20/2025, 1 mo. USD LIBOR + 3.250%	7,783,188
	1,680,000	8.79%, 10/19/2026, 1 mo. USD LIBOR + 7.000%	1,604,400
	22,220,000	Nexstar Broadcasting, Inc. 4.55%, 09/18/2026, 1 mo. USD LIBOR + 2.750%	22,290,882
		Numericable Group S.A.
EUR	5,815,380	3.00%, 07/31/2025, 3 mo. EURIBOR + 3.000%	6,365,124
	$17,347,818	4.54%, 07/31/2025, 1 mo. USD LIBOR + 2.750%	16,767,707
		PSAV Holdings LLC
	28,087,899	5.26%, 03/03/2025, 3 mo. USD LIBOR + 3.250%	26,982,078
	8,180,000	9.50%, 09/01/2025, 3 mo. USD LIBOR + 7.250%	7,648,300
	14,350,000	Shutterfly, Inc. 0.00%, 10/01/2026, 1 mo. USD LIBOR + 6.000%(9)	13,650,438
	5,714,286	Sinclair Television Group, Inc. 4.43%, 09/30/2026, 1 mo. USD LIBOR + 2.500%	5,716,057
	19,200,000	Telenet Financing USD LLC 4.17%, 08/15/2026, 1 mo. USD LIBOR + 2.250%	19,165,248
GBP	12,075,000	Virgin Media Investment Holdings Ltd. 3.96%, 11/15/2027, 3 mo. GBP LIBOR + 3.250%	15,548,444
		Web.com Group, Inc.
	$15,463,923	5.66%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	15,034,799
	4,533,559	9.66%, 10/09/2026, 1 mo. USD LIBOR + 7.750%	4,349,405
	7,341,047	William Morris Endeavor Entertainment LLC 4.60%, 05/18/2025, 1 mo. USD LIBOR + 2.750%	7,085,652
EUR	7,235,000	Ziggo B.V. 0.00%, 01/31/2029, 1 mo. EURIBOR + 3.000%(9)	8,022,150
	$18,750,000	Ziggo Secured Finance Partnership 4.42%, 04/15/2025, 1 mo. USD LIBOR + 2.500%	18,508,688

			376,320,780

The accompanying notes are an integral part of these financial statements.

62

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 83.8%(7) - (continued)
	Metal Fabricate/Hardware - 0.9%
$1,295,859	Ameriforge Group, Inc. 9.10%, 06/08/2022, 3 mo. USD LIBOR + 7.000%	$1,289,380
14,821,873	NN, Inc. 5.54%, 10/19/2022, 1 mo. USD LIBOR + 3.750%	14,377,217
10,907,641	Rexnord LLC 3.79%, 08/21/2024, 1 mo. USD LIBOR + 2.000%	10,962,179

		26,628,776

	Miscellaneous Manufacturing - 1.1%
15,433,266	Core & Main LP 4.81%, 08/01/2024, 6 mo. USD LIBOR + 2.750%	15,066,726
3,380,000	Tamko Building Products, Inc. 5.09%, 06/01/2026, 1 mo. USD LIBOR + 3.250%	3,380,000
15,179,500	USI, Inc. 5.10%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	14,720,320

		33,167,046

	Oil & Gas - 3.5%
2,813,333	Ascent Resources - Marcellus LLC 8.41%, 03/30/2023, 1 mo. USD LIBOR + 6.500%	2,672,667
	BCP Raptor LLC
22,327,761	6.04%, 06/24/2024, 2 mo. USD LIBOR + 4.250%	19,564,700
14,322,675	6.54%, 11/03/2025, 1 mo. USD LIBOR + 4.750%	12,550,244
	Fieldwood Energy LLC
8,674,446	7.18%, 04/11/2022, 1 mo. USD LIBOR + 5.250%	6,930,883
5,050,000	9.18%, 04/11/2023, 1 mo. USD LIBOR + 7.250%	2,398,750
3,131,820	KCA Deutag Alpha Ltd. 8.54%, 02/28/2023, 3 mo. USD LIBOR + 6.750%	1,967,253
19,307,870	NorthRiver Midstream Finance L.P. 5.35%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	18,976,933
12,167,152	PES Holdings LLC 5.62%, 12/31/2022, 1 mo. USD LIBOR + 6.990%(9)(10)	3,670,465
	PowerTeam Services LLC
21,231,035	5.35%, 03/06/2025, 3 mo. USD LIBOR + 3.250%	18,285,229
2,330,000	9.35%, 03/06/2026, 3 mo. USD LIBOR + 7.250%	1,631,000
13,573,487	Traverse Midstream Partners LLC 5.80%, 09/27/2024, 3 mo. USD LIBOR + 4.000%	11,876,801
9,366,704	Ultra Resources, Inc. 2.53%, 04/12/2024, 1 mo. USD LIBOR + 3.750%	5,516,333

		106,041,258

	Oil & Gas Services - 0.9%
3,780,000	Buckeye Partners L.P. 0.00%, 11/01/2026, 1 mo. USD LIBOR + 2.750%(9)	3,796,556
16,178,288	Lower Cadence Holdings LLC 5.80%, 05/22/2026, 1 mo. USD LIBOR + 4.000%	15,005,362
	Utex Industries, Inc.
6,905,622	5.00%, 05/22/2021, 1 mo. USD LIBOR + 4.000%	5,282,801
3,000,000	9.04%, 05/22/2022, 1 mo. USD LIBOR + 7.250%	1,575,000

		25,659,719

	Packaging & Containers - 3.7%
26,901,057	Berlin Packaging LLC 5.00%, 11/07/2025, 1 mo. USD LIBOR + 3.000%	26,094,025

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 83.8%(7) - (continued)
		Packaging & Containers - 3.7% - (continued)
		Berry Global, Inc.
EUR	2,982,525	2.50%, 07/01/2026, 3 mo. EURIBOR + 2.500%	$3,349,495
	$11,827,416	3.88%, 10/01/2022, 3 mo. USD LIBOR + 2.000%	11,856,985
		Flex Acquisition Co., Inc.
	23,843,896	5.10%, 12/29/2023, 3 mo. USD LIBOR + 3.000%	22,493,854
	21,316,996	5.35%, 06/29/2025, 1 mo. USD LIBOR + 3.250%	20,138,593
	3,105,000	Proampac PG Borrower LLC 10.62%, 11/18/2024, 1 mo. USD LIBOR + 8.500%	2,872,125
	24,671,844	Reynolds Group Holdings, Inc. 4.54%, 02/05/2023, 1 mo. USD LIBOR + 2.750%	24,658,274

			111,463,351

		Pharmaceuticals - 1.8%
	15,109,924	Bausch Health Companies, Inc. 4.92%, 06/02/2025, 1 mo. USD LIBOR + 3.000%	15,158,729
	7,298,325	Catalent Pharma Solutions, Inc. 4.04%, 05/18/2026, 1 mo. USD LIBOR + 2.250%	7,298,325
	13,495,893	Endo Luxembourg Finance Co., S.a.r.l. 6.06%, 04/29/2024, 1 mo. USD LIBOR + 4.250%	12,389,230
	4,554,429	NVA Holdings, Inc. 4.54%, 02/02/2025, 3 mo. USD LIBOR + 2.750%	4,548,736
	15,775,000	Sunshine Luxembourg S.a.r.l. 6.35%, 10/01/2026, 1 mo. USD LIBOR + 4.250%	15,781,625

			55,176,645

		Real Estate - 0.9%
	26,569,318	VICI Properties LLC 3.85%, 12/20/2024, 1 mo. USD LIBOR + 2.000%	26,647,698

		REITS - 0.7%
	20,277,496	MGM Growth Properties Operating Partnership L.P. 3.79%, 03/21/2025, 1 mo. USD LIBOR + 2.000%	20,328,189

		Retail - 5.2%
	33,105,375	B.C. Unlimited Liability Co. 4.04%, 02/16/2024, 1 mo. USD LIBOR + 2.250%	33,130,204
	23,298,200	Bass Pro Group LLC 6.79%, 09/25/2024, 1 mo. USD LIBOR + 5.000%	22,445,253
	3,498,295	Belron Finance U.S. LLC 4.46%, 11/07/2024, 1 mo. USD LIBOR + 2.500%	3,493,923
		Coty, Inc.
EUR	8,253,013	2.50%, 04/07/2025, 1 mo. EURIBOR + 2.500%	9,018,190
	$11,346,654	4.23%, 04/07/2025, 1 mo. USD LIBOR + 2.250%	10,949,521
	7,443,750	Foundation Building Materials Holding Co. LLC 4.79%, 08/13/2025, 1 mo. USD LIBOR + 3.000%	7,434,445
	5,081,967	Harbor Freight Tools USA, Inc. 4.29%, 08/18/2023, 1 mo. USD LIBOR + 2.500%	4,969,198
	3,931,864	Michaels Stores, Inc. 4.31%, 01/30/2023, 1 mo. USD LIBOR + 2.500%	3,827,945
	3,683,435	Neiman Marcus Group Ltd. LLC 7.99%, 10/25/2023, 1 mo. USD LIBOR + 6.000%	2,675,610

The accompanying notes are an integral part of these financial statements.

63

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 83.8%(7) - (continued)
		Retail - 5.2% - (continued)
	$12,277,185	PetSmart, Inc. 5.93%, 03/11/2022, 1 mo. USD LIBOR + 4.000%	$11,952,330
	6,284,779	Rodan & Fields LLC 5.92%, 06/16/2025, 1 mo. USD LIBOR + 4.000%	5,098,527
	13,677,054	Sports Authority, Inc. 0.00%, 11/16/2020, 1 mo. USD LIBOR + 6.000%(9)(10)	13,677
	17,182,458	Staples, Inc. 7.12%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	16,919,738
	23,491,974	U.S. Foods, Inc. 3.79%, 06/27/2023, 1 mo. USD LIBOR + 2.000%	23,553,758

			155,482,319

		Semiconductors - 0.3%
	9,535,815	Microchip Technology, Inc. 3.79%, 05/29/2025, 1 mo. USD LIBOR + 2.000%	9,547,734

		Software - 6.8%
	16,489,975	Almonde, Inc. 5.70%, 06/13/2024, 3 mo. USD LIBOR + 3.500%	15,737,702
	26,588,856	Change Healthcare Holdings LLC 4.29%, 03/01/2024, 1 mo. USD LIBOR + 2.500%	26,416,560
	15,007,305	Cypress Intermediate Holdings, Inc. 4.54%, 04/29/2024, 1 mo. USD LIBOR + 2.750%	14,736,573
	20,114,008	Epicor Software Corp. 5.04%, 06/01/2022, 1 mo. USD LIBOR + 3.250%	20,038,581
	17,639,588	EVO Payments International LLC 5.05%, 12/22/2023, 1 mo. USD LIBOR + 3.250%	17,646,997
	2,325,000	Hyland Software, Inc. 8.79%, 07/07/2025, 1 mo. USD LIBOR + 7.000%	2,327,906
		Infor U.S., Inc.
EUR	3,673,942	3.25%, 02/01/2022, 3 mo. EURIBOR + 2.250%	4,101,931
	$11,269,498	4.85%, 02/01/2022, 1 mo. USD LIBOR + 2.750%	11,269,498
	1,395,182	MA FinanceCo. LLC 4.30%, 06/21/2024, 1 mo. USD LIBOR + 2.500%	1,352,461
	5,330,000	Navicure, Inc. 0.00%, 10/22/2026, 1 mo. USD LIBOR + 4.000%(9)	5,310,012
		Quest Software U.S. Holdings, Inc.
	5,844,722	6.18%, 05/16/2025, 3 mo. USD LIBOR + 4.250%	5,693,753
	2,000,000	10.18%, 05/18/2026, 3 mo. USD LIBOR + 8.250%	1,958,340
	9,592,278	Seattle Spinco, Inc. 4.30%, 06/21/2024, 1 mo. USD LIBOR + 2.500%	9,298,563
	2,971,229	SS&C Technologies Holdings Europe S.a.r.l. 4.04%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	2,976,191
	31,046,114	SS&C Technologies, Inc. 4.04%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	31,116,772
	7,000,000	Ultimate Software Group, Inc. 5.54%, 05/04/2026, 1 mo. USD LIBOR + 3.750%	7,010,710
	13,662,280	Western Digital Corp. 3.75%, 04/29/2023, 1 mo. USD LIBOR + 1.750%	13,604,215
	12,597,552	WEX, Inc. 4.04%, 05/15/2026, 1 mo. USD LIBOR + 2.250%	12,635,849

			203,232,614

		Telecommunications - 4.9%
	13,653,441	Altice France S.A. 5.61%, 01/31/2026, 3 mo. USD LIBOR + 3.688%	13,307,190
	39,496,201	CenturyLink, Inc. 4.54%, 01/31/2025, 1 mo. USD LIBOR + 2.750%	39,066,877

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 83.8%(7) - (continued)
		Telecommunications - 4.9% - (continued)
	$11,902,500	Level 3 Financing, Inc. 4.04%, 02/22/2024, 1 mo. USD LIBOR + 2.250%	$11,911,427
		Masmovil Holdphone S.A.
EUR	1,480,485	0.00%, 05/07/2026, 1 mo. USD LIBOR + 3.250%(8)(9)	1,651,184
	9,253,026	3.25%, 05/07/2026, 1 mo. USD LIBOR + 3.250%	10,319,896
		Sprint Communications, Inc.
	$43,983,841	4.31%, 02/02/2024, 1 mo. USD LIBOR + 2.500%	43,452,516
	8,998,908	4.81%, 02/02/2024, 1 mo. USD LIBOR + 3.000%	8,938,885
	7,869,507	Univision Communications, Inc. 4.54%, 03/15/2024, 1 mo. USD LIBOR + 2.750%	7,581,247
	7,816,050	Zacapa LLC 7.10%, 07/02/2025, 1 mo. USD LIBOR + 5.000%	7,824,179
	3,501,986	Zayo Group LLC 4.04%, 01/19/2024, 1 mo. USD LIBOR + 2.250%	3,505,243

			147,558,644

		Textiles - 0.2%
		International Textile Group, Inc.
	3,390,625	7.03%, 05/01/2024, 3 mo. USD LIBOR + 5.000%	2,627,734
	3,500,000	11.03%, 05/01/2025, 3 mo. USD LIBOR + 9.000%	2,380,000

			5,007,734

		Transportation - 0.5%
	2,901,638	B.C. Unlimited Liability Co. 6.10%, 04/06/2026, 1 mo. USD LIBOR + 4.000%	2,905,730
	5,397,046	Dynasty Acquisition Co., Inc. 6.10%, 04/06/2026, 1 mo. USD LIBOR + 4.000%	5,404,656
	7,702,923	Savage Enterprises LLC 5.93%, 08/01/2025, 1 mo. USD LIBOR + 4.000%	7,757,459

			16,067,845

		Total Senior Floating Rate Interests (cost $2,611,244,842)	$2,522,181,983

CONVERTIBLE BONDS - 0.2%
		Media - 0.2%
	4,750,000	Scripps Escrow, Inc. 5.88%, 07/15/2027(1)	$4,867,325

		Total Convertible Bonds (cost $4,780,577)	$4,867,325

COMMON STOCKS - 0.7%
		Consumer Services - 0.0%
	57,891	Caesars Entertainment Corp.*	$710,902

		Energy - 0.4%
	2,037,975	Ascent Resources - Marcellus LLC Class A*(11)(12)	4,075,950
	418,220,006	KCA Deutag*(11)(12)(13)	1,341,232
	43,330	Paragon Offshore Ltd., Litigation*	222,422
	544,947	Philadelphia Energy Solutions Class A*	68,118
	389,285	Templar Energy LLC Class A*	—
	112,212	Texgen Power LLC*(11)(12)	4,937,328

			10,645,050

		Insurance - 0.3%
	175,508	AFG Holdings, Inc.*	9,652,940

		Total Common Stocks (cost $30,679,150)	$21,008,892

The accompanying notes are an integral part of these financial statements.

64

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
WARRANTS - 0.0%
	Energy - 0.0%
$719,301	Ascent Resources - Marcellus LLC Expires 3/30/23*(11)(12)	$20,547

		20,547

	Total Warrants (cost $71,756)	$20,547

	Total Long-Term Investments (cost $2,825,240,815)	$2,714,844,878

SHORT-TERM INVESTMENTS - 12.3%
	Other Investment Pools & Funds - 12.3%
370,253,050	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 1.73%(14)	$370,253,050

	Total Short-Term Investments (cost $370,253,050)	$370,253,050

Total Investments (cost $3,195,493,865)	102.5%	$3,085,097,928
Other Assets and Liabilities	(2.5)%	(75,721,507)

Total Net Assets	100.0%	$3,009,376,421

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $107,355,748, representing 3.6% of net assets.

(2)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $18,927,032, representing 0.6% of net assets.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2019. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(5)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(6)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(7)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2019.

(8)

This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2019, the aggregate value of the unfunded commitment was $5,781,697, which rounds to 0.0% of total net assets.

(9)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(10)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(11)	Investment valued using significant unobservable inputs.

(12)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2019, the aggregate fair value of these securities was $10,375,057, which represented 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(13)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $1,341,232 or 0.0% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
03/2011	KCA Deutag	418,220,006	$5,667,717	$1,341,232

(14)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.

65

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2019

OTC Total Return Swap Contracts Outstanding at October 31, 2019
Reference Entity	Counterparty	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Markit iBoxx USD Liquid Leveraged Loan Index	GSC	USD	4,025,000	(1.00%)	03/20/20	Semi-Annual	$—	$(18,473)	$(16,761)	$1,712
Markit iBoxx USD Liquid Leveraged Loan Index	MSC	USD	3,675,000	(1.00%)	06/20/20	Annual	—	(16,436)	(5,869)	10,567

Total							$—	$(34,909)	$(22,630)	$12,279

Foreign Currency Contracts Outstanding at October 31, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,870,000	EUR	3,197,602	USD	BNP	11/29/19	$9,310	$—
4,571,929	USD	4,119,000	EUR	BMO	11/29/19	—	(30,604)
189,674,429	USD	170,624,694	EUR	CBK	11/29/19	—	(980,050)
23,407,324	USD	18,216,071	GBP	BCLY	11/29/19	—	(210,204)

Total						$9,310	$(1,220,858)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$166,766,131	$—	$166,766,131	$—
Senior Floating Rate Interests	2,522,181,983	—	2,522,181,983	—
Convertible Bonds	4,867,325	—	4,867,325	—
Common Stocks
Consumer Services	710,902	710,902	—	—
Energy	10,645,050	—	290,540	10,354,510
Insurance	9,652,940	—	9,652,940	—
Warrants	20,547	—	—	20,547
Short-Term Investments	370,253,050	370,253,050	—	—
Foreign Currency Contracts(2)	9,310	—	9,310	—
Swaps - Total Return(2)	12,279	—	12,279	—

Total	$3,085,119,517	$370,963,952	$2,703,780,508	$10,375,057

Liabilities
Foreign Currency Contracts(2)	$(1,220,858)	$—	$(1,220,858)	$—

Total	$(1,220,858)	$—	$(1,220,858)	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

66

The Hartford Floating Rate High Income Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 10.1%
		Advertising - 0.0%
	$300,000	Acosta, Inc. 7.75%, 10/01/2022(1)	$12,000

		Aerospace/Defense - 0.4%
	600,000	TransDigm UK Holdings plc 6.88%, 05/15/2026	639,000
	1,170,000	TransDigm, Inc. 5.50%, 11/15/2027(1)(2)	1,166,127

			1,805,127

		Airlines - 0.3%
	1,150,000	Bombardier, Inc. 7.88%, 04/15/2027(1)	1,083,875

		Auto Parts & Equipment - 0.5%
	1,250,000	Adient Global Holdings Ltd. 4.88%, 08/15/2026(1)	984,375
		Panther BF Aggregator 2 L.P. / Panther Finance Co., Inc.
EUR	925,000	4.38%, 05/15/2026(3)	1,039,390
	$200,000	8.50%, 05/15/2027(1)	201,500

			2,225,265

		Coal - 0.0%
	1,365,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(1)	119,438

		Commercial Banks - 0.6%
	200,000	Banco Bilbao Vizcaya Argentaria S.A. 6.13%, 11/16/2027, (6.13% fixed rate until 11/16/2027; 5 year USD Swap + 3.870% thereafter)(4)(5)	196,750
EUR	1,310,000	Banco Santander S.A. 1.00%, 12/15/2024(4)(6)	1,298,502
	$1,115,000	Freedom Mortgage Corp. 8.13%, 11/15/2024(1)	1,045,312

			2,540,564

		Commercial Services - 1.8%
		APX Group, Inc.
	1,350,000	7.88%, 12/01/2022	1,348,312
	1,675,000	8.50%, 11/01/2024(1)	1,662,437
	686,000	8.75%, 12/01/2020	675,710
	510,000	Ashtead Capital, Inc. 4.25%, 11/01/2029(1)(2)	515,100
EUR	800,000	Banco de Sabadell S.A. 6.13%, 11/23/2022, (6.13% fixed rate until 11/23/2022; 5 year EUR Swap + 6.051% thereafter)(3)(4)(5)	897,861
	$940,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(1)	911,800
	735,000	GW B-CR Security Corp. 9.50%, 11/01/2027(1)	755,213
EUR	620,000	La Financiere Atalian SASU 4.00%, 05/15/2024(3)	459,700

			7,226,133

		Distribution/Wholesale - 0.1%
	$405,000	Core & Main Holdings L.P. (8.63% Cash, 9.38% PIK) 8.63%, 09/15/2024(1)(7)	402,975

		Environmental Control - 0.3%
	1,074,000	CD&R Waterworks Merger Sub LLC 6.13%, 08/15/2025(1)	1,091,452

		Food - 0.1%
	425,000	B&G Foods, Inc. 5.25%, 09/15/2027	423,938

		Household Products - 0.4%
	425,000	Coty, Inc. 6.50%, 04/15/2026(1)	435,446
	1,400,000	Revlon Consumer Products Corp. 5.75%, 02/15/2021	1,211,000

			1,646,446

		Household Products/Wares - 0.2%
EUR	910,000	Diamond (BC) B.V. 5.63%, 08/15/2025(3)	928,857

		Insurance - 0.5%
		Acrisure LLC / Acrisure Finance, Inc.
	$1,250,000	7.00%, 11/15/2025(1)	1,143,750
	355,000	10.13%, 08/01/2026(1)	367,425
	400,000	HUB International Ltd. 7.00%, 05/01/2026(1)	411,500

			1,922,675

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 10.1% - (continued)
		Internet - 0.7%
	$2,150,000	Photo Holdings Merger Sub, Inc. 8.50%, 10/01/2026(1)	$1,892,279
	1,050,000	Symantec Corp. 5.00%, 04/15/2025(1)	1,076,753

			2,969,032

		Media - 0.8%
	675,000	LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(1)	692,719
EUR	525,000	UPCB Finance VII Ltd. 3.63%, 06/15/2029(3)	616,038
GBP	950,000	Virgin Media Secured Finance plc 4.25%, 01/15/2030(1)	1,237,388
EUR	790,000	Ziggo B.V. 2.88%, 01/15/2030(1)	893,202

			3,439,347

		Metal Fabricate/Hardware - 0.1%
	$280,000	Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(1)	286,300

		Oil & Gas - 1.0%
	1,375,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(1)	1,350,937
	625,000	Centennial Resource Production LLC 5.38%, 01/15/2026(1)	585,938
	225,000	Chesapeake Energy Corp. 7.00%, 10/01/2024	151,875
	775,000	Jagged Peak Energy LLC 5.88%, 05/01/2026	782,750
		QEP Resources, Inc.
	450,000	5.38%, 10/01/2022	441,036
	425,000	6.88%, 03/01/2021	425,531
	790,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(1)	300,200

			4,038,267

		Packaging & Containers - 0.4%
	735,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 5.25%, 08/15/2027(1)	753,375
	825,000	Owens-Brockway Glass Container, Inc. 5.38%, 01/15/2025(1)	832,219

			1,585,594

		Pharmaceuticals - 0.3%
	450,000	Par Pharmaceutical, Inc. 7.50%, 04/01/2027(1)	427,500
EUR	290,000	Rossini S.a.r.l. 3.88%, 10/30/2025, 3 mo. EURIBOR + 3.875%(1)(8)	327,216
		Teva Pharmaceutical Finance Netherlands B.V.
	200,000	3.25%, 04/15/2022	220,285
	425,000	4.50%, 03/01/2025	438,724

			1,413,725

		Pipelines - 0.2%
		Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp.
	$225,000	5.50%, 09/15/2024(1)	218,813
	450,000	5.50%, 01/15/2028(1)	423,000

			641,813

		Retail - 0.5%
	650,000	Beacon Roofing Supply, Inc. 4.88%, 11/01/2025(1)	638,657
		Ferrellgas L.P. / Ferrellgas Finance Corp.
	1,325,000	6.50%, 05/01/2021	1,113,000
	300,000	6.75%, 01/15/2022	251,250

			2,002,907

		Software - 0.2%
	640,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(1)	684,800

		Telecommunications - 0.4%
	800,000	Altice Financing S.A. 7.50%, 05/15/2026(1)	850,000
EUR	400,000	Altice France S.A. 3.38%, 01/15/2028(1)	446,945

The accompanying notes are an integral part of these financial statements.

67

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 10.1% - (continued)
		Telecommunications - 0.4% - (continued)
	$550,000	Nokia Oyj 4.38%, 06/12/2027	$560,175

			1,857,120

		Toys/Games/Hobbies - 0.1%
	200,000	Mattel, Inc. 6.75%, 12/31/2025(1)	208,750

		Trucking & Leasing - 0.2%
	900,000	Fly Leasing Ltd. 6.38%, 10/15/2021	915,188

		Total Corporate Bonds (cost $43,790,924)	$41,471,588

SENIOR FLOATING RATE INTERESTS - 81.4%(9)
		Advertising - 0.1%
	1,033,951	Acosta Holdco, Inc. 7.00%, 09/26/2021, 1 mo. USD LIBOR + 3.250%	$303,723

		Aerospace/Defense - 1.2%
		TransDigm, Inc.
	2,141,854	4.29%, 06/09/2023, 1 mo. USD LIBOR + 2.500%	2,130,866
	2,708,376	4.29%, 05/30/2025, 1 mo. USD LIBOR + 2.500%	2,686,195

			4,817,061

		Agriculture - 0.0%
	656	Pinnacle Operating Corp. 7.29%, 11/15/2021, 1 mo. USD LIBOR + 5.500%	453

		Auto Parts & Equipment - 1.1%
	1,675,800	Adient U.S. LLC 6.78%, 05/06/2024, 1 mo. USD LIBOR + 4.250%	1,632,330
	2,995,000	Panther BF Aggregator L.P. 5.30%, 04/30/2026, 1 mo. USD LIBOR + 3.500%	2,951,333

			4,583,663

		Biotechnology - 0.9%
	3,872,004	Sotera Health Holdings LLC 4.93%, 05/15/2022, 1 mo. USD LIBOR + 3.000%	3,799,403

		Chemicals - 1.3%
EUR	1,255,404	CTC AcquiCo GmbH 2.50%, 03/07/2025, 3 mo. EURIBOR + 2.500%	1,388,054
		LTI Holdings, Inc.
	$2,857,785	5.29%, 09/06/2025, 1 mo. USD LIBOR + 3.500%	2,617,731
	190,000	8.54%, 09/06/2026, 1 mo. USD LIBOR + 6.750%	160,788
	1,097,601	Tronox Finance LLC 4.66%, 09/23/2024, 3 mo. USD LIBOR + 2.750%	1,086,767

			5,253,340

		Coal - 0.2%
	1,666,950	Foresight Energy LLC 7.87%, 03/28/2022, 3 mo. USD LIBOR + 5.750%	847,361

		Commercial Services - 6.5%
		Allied Universal Holdco LLC
	17,677	0.00%, 07/10/2026, 1 mo. USD LIBOR + 4.250%(10)(11)	17,538
	178,536	6.51%, 07/10/2026, 3 mo. USD LIBOR + 4.250%	177,132
	4,636,379	APX Group, Inc. 6.79%, 04/01/2024, 2 mo. USD LIBOR + 5.000%	4,555,243
	445,000	Belron Finance U.S. LLC 0.00%, 11/07/2026, 1 mo. USD LIBOR + 2.500%(11)	444,862
	4,238,800	Blackhawk Network Holdings, Inc. 4.79%, 06/15/2025, 1 mo. USD LIBOR + 3.000%	4,196,413

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 81.4%(9) - (continued)
		Commercial Services - 6.5% - (continued)
	$4,305,000	DCert Buyer, Inc. 5.79%, 10/16/2026, 1 mo. USD LIBOR + 4.000%	$4,221,612
	2,815,000	Dun & Bradstreet Corp. 6.80%, 02/06/2026, 1 mo. USD LIBOR + 5.000%(11)	2,821,446
	795,000	Garda World Security Corp. 0.00%, 10/30/2026, 1 mo. USD LIBOR + 4.750%(11)	790,031
	4,515,000	PSAV Holdings LLC 6.49%, 10/15/2026, 1 mo. USD LIBOR + 4.500%	4,419,056
	1,104,235	Trans Union LLC 4.04%, 06/19/2025, 1 mo. USD LIBOR + 2.000%	1,105,273
EUR	2,875,000	Verisure Holding AB 3.50%, 10/21/2022, 3 mo. EURIBOR + 3.500%	3,206,487
	$819,296	Weight Watchers International, Inc. 6.86%, 11/29/2024, 3 mo. USD LIBOR + 4.750%	817,452

			26,772,545

		Construction Materials - 0.3%
	1,143,891	NCI Building Systems, Inc. 5.66%, 04/12/2025, 3 mo. USD LIBOR + 3.750%	1,104,804

		Distribution/Wholesale - 0.5%
	108,652	American Builders & Contractors Supply Co., Inc. 0.00%, 01/15/2027, 1 mo. USD LIBOR + 2.000%(11)	108,449
		SRS Distribution, Inc.
	775,000	0.00%, 05/23/2025, 1 mo. USD LIBOR + 4.500%(11)	769,188
	1,107,677	5.04%, 05/23/2025, 1 mo. USD LIBOR + 3.250%	1,070,293

			1,947,930

		Diversified Financial Services - 3.1%
EUR	1,223,850	AlixPartners LLP 3.25%, 04/04/2024, 3 mo. EURIBOR + 3.250%	1,367,348
	$1,510,888	Aretec Group, Inc. 6.04%, 10/01/2025, 3 mo. USD LIBOR + 4.250%	1,410,792
		Crown Finance U.S., Inc.
EUR	206,749	2.38%, 02/28/2025, 1 mo. EURIBOR + 2.375%	230,778
	$1,943,316	4.04%, 02/28/2025, 1 mo. USD LIBOR + 2.250%	1,915,721
	691,472	Financial & Risk U.S. Holdings, Inc. 5.54%, 10/01/2025, 1 mo. USD LIBOR + 3.750%	694,757
	1,532,300	Minotaur Acquisition, Inc. 6.79%, 03/27/2026, 1 mo. USD LIBOR + 5.000%	1,445,158
EUR	3,195,241	Nets Holding A/S 3.25%, 02/06/2025, 3 mo. EURIBOR + 3.250%	3,529,512
	$1,074,865	NFP Corp. 4.79%, 01/08/2024, 1 mo. USD LIBOR + 3.000%	1,041,856
	1,215,508	UFC Holdings LLC 5.04%, 04/29/2026, 1 mo. USD LIBOR + 3.250%	1,213,989

			12,849,911

		Electrical Components & Equipment - 0.7%
	3,095,000	Virgin Media Bristol LLC 4.42%, 01/31/2028, 1 mo. USD LIBOR + 2.500%	3,080,825

		Energy-Alternate Sources - 2.4%
	3,056,313	BCP Renaissance Parent LLC 5.36%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	2,756,427
	976,390	Gulf Finance LLC 7.32%, 08/25/2023, 1 mo. USD LIBOR + 5.250%	713,379
	6,649,448	Medallion Midland Acquisition LLC 5.04%, 10/30/2024, 1 mo. USD LIBOR + 3.250%	6,233,858

			9,703,664

The accompanying notes are an integral part of these financial statements.

68

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 81.4%(9) - (continued)
		Engineering & Construction - 1.2%
	$3,700,880	Brand Energy & Infrastructure Services, Inc. 6.24%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	$3,589,853
		DG Investment Intermediate Holdings, Inc.
	864,889	4.79%, 02/03/2025, 3 mo. USD LIBOR + 3.000%	840,023
	325,000	8.54%, 02/02/2026, 3 mo. USD LIBOR + 6.750%	312,000

			4,741,876

		Environmental Control - 0.4%
EUR	1,433,345	Fluidra Finco SLU 2.75%, 07/02/2025, 1 mo. EURIBOR + 2.750%	1,608,601

		Food - 1.0%
	$305,000	B&G Foods, Inc. 4.48%, 10/10/2026, 1 mo. USD LIBOR + 2.500%	305,955
EUR	210,000	CHG PPC Parent LLC 3.50%, 03/31/2025, 1 mo. EURIBOR + 3.500%	236,117
	$1,700,000	Post Holdings, Inc. 0.00%, 10/08/2026, 1 mo. USD LIBOR + 5.000%(11)	1,694,696
	2,020,000	U.S. Foods, Inc. 3.79%, 09/13/2026, 1 mo. USD LIBOR + 2.000%	2,025,333

			4,262,101

		Food Service - 0.1%
	562,875	CHG PPC Parent LLC 4.54%, 03/31/2025, 1 mo. USD LIBOR + 2.750%	560,061

		Healthcare-Products - 0.4%
		Lifescan Global Corp.
	1,384,483	8.06%, 10/01/2024, 3 mo. USD LIBOR + 6.000%	1,229,878
	500,000	11.56%, 09/26/2025, 3 mo. USD LIBOR + 9.500%	427,500

			1,657,378

		Healthcare-Services - 7.8%
	2,036,811	CDRH Parent, Inc. 6.38%, 07/01/2021, 3 mo. USD LIBOR + 4.250%	1,435,096
	450,000	CPI Holdco LLC 0.00%, 11/04/2026, 1 mo. USD LIBOR + 4.250%(11)	448,875
	1,261,518	DentalCorp Perfect Smile ULC 5.54%, 06/06/2025, 1 mo. USD LIBOR + 3.750%	1,231,027
		DuPage Medical Group Ltd.
	920,651	4.54%, 08/15/2024, 1 mo. USD LIBOR + 2.750%	901,778
	395,660	8.79%, 08/15/2025, 1 mo. USD LIBOR + 7.000%	382,801
	1,230,000	Emerald TopCo, Inc. 5.29%, 07/24/2026, 1 mo. USD LIBOR + 3.500%	1,209,705
	680,000	Ensemble RCM LLC 6.00%, 08/03/2026, 1 mo. USD LIBOR + 3.750%	678,905
	2,479,995	Gentiva Health Services, Inc. 5.56%, 07/02/2025, 1 mo. USD LIBOR + 3.750%	2,473,795
EUR	3,991,266	IQVIA, Inc. 2.00%, 06/11/2025, 3 mo. EURIBOR + 2.000%	4,457,022
		MED ParentCo L.P.
	$775,594	1.30%, 08/31/2026, 1 mo. USD LIBOR + 4.250%(10)	763,153
	3,106,050	6.04%, 08/31/2026, 1 mo. USD LIBOR + 4.250%	3,056,229
	1,358,566	MPH Acquisition Holdings LLC 4.85%, 06/07/2023, 3 mo. USD LIBOR + 2.750%	1,271,033
	864,809	Sound Inpatient Physicians 4.54%, 06/27/2025, 1 mo. USD LIBOR + 2.750%	861,029

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 81.4%(9) - (continued)
	Healthcare-Services - 7.8% - (continued)
$660,701	Surgery Center Holdings, Inc. 5.04%, 09/02/2024, 1 mo. USD LIBOR + 3.250%	$637,028
12,725,000	Zelis Healthcare Corp. 0.00%, 09/30/2026, 1 mo. USD LIBOR + 4.750%(11)	12,576,499

		32,383,975

	Household Products - 1.5%
3,858,029	Diamond (BC) B.V. 4.93%, 09/06/2024, 2 mo. USD LIBOR + 3.000%	3,586,038
3,464,604	Revlon Consumer Products Corp. 5.62%, 09/07/2023, 1 mo. USD LIBOR + 3.500%	2,712,508

		6,298,546

	Insurance - 5.5%
3,470,681	Acrisure LLC 6.35%, 11/22/2023, 1 mo. USD LIBOR + 4.250%	3,401,267
	Asurion LLC
279,849	4.79%, 11/03/2023, 1 mo. USD LIBOR + 3.000%	280,148
9,071,458	4.79%, 11/03/2024, 1 mo. USD LIBOR + 3.000%	9,077,173
2,320,000	8.29%, 08/04/2025, 1 mo. USD LIBOR + 6.500%	2,329,280
3,261,262	Genworth Holdings, Inc. 6.32%, 03/07/2023, 1 mo. USD LIBOR + 4.500%	3,253,109
1,481,928	Hub International Ltd. 4.94%, 04/25/2025, 2 mo. USD LIBOR + 3.000%	1,448,318
3,113,465	Sedgwick Claims Management Services, Inc. 5.04%, 12/31/2025, 1 mo. USD LIBOR + 3.250%	3,017,633

		22,806,928

	Leisure Time - 2.2%
6,149,487	Caesars Resort Collection LLC 4.54%, 12/23/2024, 1 mo. USD LIBOR + 2.750%	6,054,047
3,193,481	Penn National Gaming, Inc. 4.04%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	3,203,061

		9,257,108

	Lodging - 2.0%
8,281,539	Caesars Entertainment Operating Co. 3.79%, 10/07/2024, 1 mo. USD LIBOR + 2.000%	8,276,405

	Media - 13.1%
	Altice Financing S.A.
2,089,825	4.60%, 01/31/2026, 3 mo. USD LIBOR + 2.750%	2,009,597
2,437,500	4.66%, 07/15/2025, 3 mo. USD LIBOR + 2.750%	2,350,871
2,362,816	Charter Communications Operating LLC 3.54%, 04/30/2025, 1 mo. USD LIBOR + 1.750%	2,365,439
	CSC Holdings LLC
1,563,362	4.17%, 07/17/2025, 1 mo. USD LIBOR + 2.250%	1,554,028
484,609	4.33%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	483,741
3,215,700	Gray Television, Inc. 4.51%, 01/02/2026, 1 mo. ICE LIBOR + 2.500%	3,222,228
9,475,339	Houghton Mifflin Harcourt Publishing Co. 4.79%, 05/31/2021, 1 mo. USD LIBOR + 3.000%	9,392,429

The accompanying notes are an integral part of these financial statements.

69

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 81.4%(9) - (continued)
		Media - 13.1% - (continued)
	$2,752,880	ION Media Networks, Inc. 4.81%, 12/18/2024, 1 mo. USD LIBOR + 3.000%	$2,735,674
	566,506	Maxar Technologies Ltd. 4.85%, 10/04/2024, 1 mo. USD LIBOR + 2.750%	499,704
	2,819,604	MTN Infrastructure TopCo, Inc. 4.79%, 11/15/2024, 1 mo. USD LIBOR + 3.000%	2,783,175
	400,000	NASCAR Holdings, Inc. 0.00%, 10/19/2026, 1 mo. USD LIBOR + 2.750%(11)	401,812
	2,775,000	Nexstar Broadcasting, Inc. 4.55%, 09/18/2026, 1 mo. USD LIBOR + 2.750%	2,783,852
		Numericable Group S.A.
EUR	902,648	3.00%, 07/31/2025, 3 mo. EURIBOR + 3.000%	987,978
	$2,292,721	4.54%, 07/31/2025, 1 mo. USD LIBOR + 2.750%	2,216,053
		PSAV Holdings LLC
	2,951,592	5.26%, 03/03/2025, 3 mo. USD LIBOR + 3.250%	2,835,388
	2,225,000	9.50%, 09/01/2025, 3 mo. USD LIBOR + 7.250%	2,080,375
	2,625,000	Shutterfly, Inc. 0.00%, 10/01/2026, 1 mo. USD LIBOR + 6.000%(11)	2,497,031
	803,571	Sinclair Television Group, Inc. 4.43%, 09/30/2026, 1 mo. USD LIBOR + 2.500%	803,821
	2,705,000	Telenet Financing USD LLC 4.17%, 08/15/2026, 1 mo. USD LIBOR + 2.250%	2,700,104
		Web.com Group, Inc.
	4,484,466	5.66%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	4,360,022
	625,697	9.66%, 10/09/2026, 1 mo. USD LIBOR + 7.750%	600,281
	1,103,986	William Morris Endeavor Entertainment LLC 4.60%, 05/18/2025, 1 mo. USD LIBOR + 2.750%	1,065,579
EUR	995,000	Ziggo B.V. 0.00%, 01/31/2029, 1 mo. EURIBOR + 3.000%(11)	1,103,253
	$2,425,000	Ziggo Secured Finance Partnership 4.42%, 04/15/2025, 1 mo. USD LIBOR + 2.500%	2,393,790

			54,226,225

		Metal Fabricate/Hardware - 0.7%
	257,047	Ameriforge Group, Inc. 9.10%, 06/08/2022, 3 mo. USD LIBOR + 7.000%	255,762
	2,751,042	NN, Inc. 5.54%, 10/19/2022, 1 mo. USD LIBOR + 3.750%	2,668,511

			2,924,273

		Miscellaneous Manufacturing - 1.1%
	1,507,708	Core & Main LP 4.81%, 08/01/2024, 6 mo. USD LIBOR + 2.750%	1,471,900
	965,000	Tamko Building Products, Inc. 5.09%, 06/01/2026, 1 mo. USD LIBOR + 3.250%	965,000
	2,104,909	USI, Inc. 5.10%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	2,041,236

			4,478,136

		Oil & Gas - 4.0%
	260,000	Ascent Resources - Marcellus LLC 8.41%, 03/30/2023, 1 mo. USD LIBOR + 6.500%	247,000
		BCP Raptor LLC
	3,989,554	6.04%, 06/24/2024, 2 mo. USD LIBOR + 4.250%	3,495,846
	4,705,713	6.54%, 11/03/2025, 1 mo. USD LIBOR + 4.750%	4,123,381

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 81.4%(9) - (continued)
		Oil & Gas - 4.0% - (continued)
		Fieldwood Energy LLC
	$1,215,000	7.18%, 04/11/2022, 1 mo. USD LIBOR + 5.250%	$970,785
	575,000	9.18%, 04/11/2023, 1 mo. USD LIBOR + 7.250%	273,125
	579,310	KCA Deutag Alpha Ltd. 8.54%, 02/28/2023, 3 mo. USD LIBOR + 6.750%	363,894
	2,184,188	NorthRiver Midstream Finance L.P. 5.35%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	2,146,751
		PowerTeam Services LLC
	2,058,953	5.35%, 03/06/2025, 3 mo. USD LIBOR + 3.250%	1,773,273
	585,000	9.35%, 03/06/2026, 3 mo. USD LIBOR + 7.250%	409,500
	2,089,355	Traverse Midstream Partners LLC 5.80%, 09/27/2024, 3 mo. USD LIBOR + 4.000%	1,828,186
	1,290,813	Ultra Resources, Inc. 5.80%, 04/12/2024, 1 mo. USD LIBOR + 3.750%	760,199

			16,391,940

		Oil & Gas Services - 1.3%
	515,000	Buckeye Partners L.P. 0.00%, 11/01/2026, 1 mo. USD LIBOR + 2.750%(11)	517,256
	4,445,988	Lower Cadence Holdings LLC 5.80%, 05/22/2026, 1 mo. USD LIBOR + 4.000%	4,123,653
		Utex Industries, Inc.
	459,993	5.00%, 05/22/2021, 1 mo. USD LIBOR + 4.000%	351,894
	750,000	9.04%, 05/22/2022, 1 mo. USD LIBOR + 7.250%	393,750

			5,386,553

		Packaging & Containers - 3.9%
	5,483,115	Berlin Packaging LLC 5.00%, 11/07/2025, 1 mo. USD LIBOR + 3.000%	5,318,622
		Berry Global, Inc.
EUR	837,900	2.50%, 07/01/2026, 3 mo. EURIBOR + 2.500%	940,995
	$440,000	3.88%, 10/01/2022, 3 mo. USD LIBOR + 2.000%	441,100
EUR	532,610	Crown European Holdings S.A. 2.38%, 04/03/2025, 1 mo. EURIBOR + 2.375%	595,867
		Flex Acquisition Co., Inc.
	$2,841,026	5.10%, 12/29/2023, 3 mo. USD LIBOR + 3.000%	2,680,167
	4,343,732	5.35%, 06/29/2025, 1 mo. USD LIBOR + 3.250%	4,103,610
	970,000	Proampac PG Borrower LLC 10.62%, 11/18/2024, 1 mo. USD LIBOR + 8.500%	897,250
	1,179,965	Reynolds Group Holdings, Inc. 4.54%, 02/05/2023, 1 mo. USD LIBOR + 2.750%	1,179,316

			16,156,927

		Pharmaceuticals - 1.7%
	1,457,675	Catalent Pharma Solutions, Inc. 4.04%, 05/18/2026, 1 mo. USD LIBOR + 2.250%	1,457,675
	1,877,656	Endo Luxembourg Finance Co., S.a.r.l. 6.06%, 04/29/2024, 1 mo. USD LIBOR + 4.250%	1,723,688
	2,760,000	Sunshine Luxembourg S.a.r.l. 6.35%, 10/01/2026, 1 mo. USD LIBOR + 4.250%	2,761,159
	1,037,901	Valeant Pharmaceuticals International, Inc. 4.92%, 06/02/2025, 1 mo. USD LIBOR + 3.000%	1,041,253

			6,983,775

The accompanying notes are an integral part of these financial statements.

70

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 81.4%(9) - (continued)
		Retail - 4.3%
	$4,576,208	B.C. Unlimited Liability Co. 4.04%, 02/16/2024, 1 mo. USD LIBOR + 2.250%	$4,579,640
	3,960,267	Bass Pro Group LLC 6.79%, 09/25/2024, 1 mo. USD LIBOR + 5.000%	3,815,282
	471,402	Belron Finance U.S. LLC 4.46%, 11/07/2024, 1 mo. USD LIBOR + 2.500%	470,812
EUR	1,762,996	Coty, Inc. 2.50%, 04/07/2025, 1 mo. EURIBOR + 2.500%	1,926,452
	$1,488,750	Foundation Building Materials Holding Co. LLC 4.79%, 08/13/2025, 1 mo. USD LIBOR + 3.000%	1,486,889
	647,083	Harbor Freight Tools USA, Inc. 4.29%, 08/18/2023, 1 mo. USD LIBOR + 2.500%	632,725
	504,640	Neiman Marcus Group Ltd. LLC 7.99%, 10/25/2023, 1 mo. USD LIBOR + 6.000%	366,565
	1,296,421	PetSmart, Inc. 5.93%, 03/11/2022, 1 mo. USD LIBOR + 4.000%	1,262,117
	1,522,639	Rodan & Fields LLC 5.92%, 06/16/2025, 1 mo. USD LIBOR + 4.000%	1,235,241
	2,110,789	Sports Authority, Inc. 0.00%, 11/16/2020, 1 mo. USD LIBOR + 6.000%(11)(12)	2,111
	2,119,850	Staples, Inc. 7.12%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	2,087,438

			17,865,272

		Software - 5.4%
		Almonde, Inc.
	1,240,196	5.70%, 06/13/2024, 3 mo. USD LIBOR + 3.500%	1,183,618
	445,000	9.45%, 06/13/2025, 3 mo. USD LIBOR + 7.250%	415,149
	2,927,906	Change Healthcare Holdings LLC 4.29%, 03/01/2024, 1 mo. USD LIBOR + 2.500%	2,908,933
	1,179,655	Cypress Intermediate Holdings, Inc. 4.54%, 04/29/2024, 1 mo. USD LIBOR + 2.750%	1,158,374
	2,711,580	Epicor Software Corp. 5.04%, 06/01/2022, 1 mo. USD LIBOR + 3.250%	2,701,412
	3,197,470	EVO Payments International LLC 5.05%, 12/22/2023, 1 mo. USD LIBOR + 3.250%	3,198,813
	810,000	Hyland Software, Inc. 8.79%, 07/07/2025, 1 mo. USD LIBOR + 7.000%	811,013
	192,213	MA FinanceCo. LLC 4.30%, 06/21/2024, 1 mo. USD LIBOR + 2.500%	186,327
	750,000	Navicure, Inc. 0.00%, 10/22/2026, 1 mo. USD LIBOR + 4.000%(11)	747,188
	1,535,120	Quest Software U.S. Holdings, Inc. 6.18%, 05/16/2025, 3 mo. USD LIBOR + 4.250%	1,495,468
	1,298,060	Seattle Spinco, Inc. 4.30%, 06/21/2024, 1 mo. USD LIBOR + 2.500%	1,258,314
	460,385	SS&C Technologies Holdings Europe S.a.r.l. 4.04%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	461,154
	2,675,417	SS&C Technologies, Inc. 4.04%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	2,681,284
	1,885,000	Ultimate Software Group, Inc. 5.54%, 05/04/2026, 1 mo. USD LIBOR + 3.750%	1,887,884
	1,190,000	Western Digital Corp. 0.00%, 04/29/2023, 1 mo. USD LIBOR + 1.750%(11)	1,184,942

			22,279,873

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 81.4%(9) - (continued)
		Telecommunications - 4.9%
	$1,297,979	Altice France S.A. 5.61%, 01/31/2026, 3 mo. USD LIBOR + 3.688%	$1,265,062
	4,311,322	CenturyLink, Inc. 4.54%, 01/31/2025, 1 mo. USD LIBOR + 2.750%	4,264,458
		Masmovil Holdphone S.A.
EUR	400,367	0.00%, 05/07/2026, 1 mo. USD LIBOR + 3.250%(10)(11)	446,529
	2,502,293	3.25%, 05/07/2026, 1 mo. USD LIBOR + 3.250%	2,790,806
		Sprint Communications, Inc.
	$9,164,964	4.31%, 02/02/2024, 1 mo. USD LIBOR + 2.500%	9,054,251
	613,455	4.81%, 02/02/2024, 1 mo. USD LIBOR + 3.000%	609,363
	1,082,387	Univision Communications, Inc. 4.54%, 03/15/2024, 1 mo. USD LIBOR + 2.750%	1,042,739
	864,200	Zacapa LLC 7.10%, 07/02/2025, 1 mo. USD LIBOR + 5.000%	865,099

			20,338,307

		Textiles - 0.4%
		International Textile Group, Inc.
	551,395	7.03%, 05/01/2024, 3 mo. USD LIBOR + 5.000%	427,331
	1,500,000	11.03%, 05/01/2025, 3 mo. USD LIBOR + 9.000%	1,020,000

			1,447,331

		Transportation - 0.2%
	606,507	Savage Enterprises LLC 5.93%, 08/01/2025, 1 mo. USD LIBOR + 4.000%	610,801

		Total Senior Floating Rate Interests (cost $349,008,608)	$336,007,075

COMMON STOCKS - 0.7%
		Energy - 0.2%
	190,736	Ascent Resources - Marcellus LLC Class A*(13)(14)	$381,472
	7,247	Paragon Offshore Ltd., Litigation*	37,206
	78,609	Templar Energy LLC Class A*	—
	13,865	Texgen Power LLC*(13)(14)	610,060

			1,028,738

		Insurance - 0.5%
	34,814	AFG Holdings, Inc.*	1,914,770

		Total Common Stocks (cost $2,941,826)	$2,943,508

CONVERTIBLE BONDS - 0.3%
		Media - 0.3%
	1,125,000	Scripps Escrow, Inc. 5.88%, 07/15/2027(1)	$1,152,788

		Total Convertible Bonds (cost $1,132,225)	$1,152,788

WARRANTS - 0.0%
		Energy - 0.0%
	48,360	Ascent Resources - Marcellus LLC Expires 3/30/23*(13)(14)	$483
	20,096	Ascent Resources - Marcellus LLC Expires 3/30/23*(13)(14)	1,005

The accompanying notes are an integral part of these financial statements.

71

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

WARRANTS - 0.0% - (continued)
	Energy - 0.0% - (continued)
$25,838	Ascent Resources - Marcellus LLC Expires 3/30/23*(13)(14)	$2,584

		4,072

	Total Warrants (cost $10,874)	$4,072

	Total Long-Term Investments (cost $396,884,457)	$381,579,031

SHORT-TERM INVESTMENTS - 7.0%
	Other Investment Pools & Funds - 7.0%
29,013,594	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 1.73%(15)	$29,013,594

	Total Short-Term Investments (cost $29,013,594)	$29,013,594

Total Investments (cost $425,898,051)	99.5%	$410,592,625
Other Assets and Liabilities	0.5%	2,089,168

Total Net Assets	100.0%	$412,681,793

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $27,589,504, representing 6.7% of net assets.

(2)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $1,679,565 at October 31, 2019.
(3)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $3,941,846, representing 1.0% of net assets.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2019. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(6)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(7)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(8)	Variable rate security; the rate reported is the coupon rate in effect at October 31, 2019. Base lending rates may be subject to a floor or cap.

(9)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2019.

(10)

This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2019, the aggregate value of the unfunded commitment was $1,227,220, which rounds to 0.0% of total net assets.

(11)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(12)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(13)	Investment valued using significant unobservable inputs.

(14)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2019, the aggregate fair value of these securities was $995,604, which represented 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(15)	Current yield as of period end.

OTC Total Return Swap Contracts Outstanding at October 31, 2019
Reference Entity	Counterparty	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Markit iBoxx USD Liquid Leveraged Loan Index	GSC	USD	10,500,000	1.00%	12/20/19	Quarterly	$—	$(26,410)	$(25,153)	$1,257
Markit iBoxx USD Liquid Leveraged Loan Index	GSC	USD	2,600,000	1.00%	03/20/20	Quarterly	—	(11,933)	(10,827)	1,106
Markit iBoxx USD Liquid Leveraged Loan Index	MSC	USD	2,675,000	1.00%	06/20/20	Quarterly	—	(11,963)	(4,271)	7,692

Total							$—	$(50,306)	$(40,251)	$10,055

The accompanying notes are an integral part of these financial statements.

72

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2019

Foreign Currency Contracts Outstanding at October 31, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
353,000	EUR	393,294	USD	BNP	11/29/19	$1,145	$—
637,118	USD	574,000	EUR	BMO	11/29/19	—	(4,265)
49,474,319	USD	44,505,422	EUR	CBK	11/29/19	—	(255,634)
1,210,453	USD	942,000	GBP	BCLY	11/29/19	—	(10,870)

Total						$1,145	$(270,769)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$41,471,588	$—	$41,471,588	$—
Senior Floating Rate Interests	336,007,075	—	336,007,075	—
Common Stocks
Energy	1,028,738	—	37,206	991,532
Insurance	1,914,770	—	1,914,770	—
Convertible Bonds	1,152,788	—	1,152,788	—
Warrants	4,072	—	—	4,072
Short-Term Investments	29,013,594	29,013,594	—	—
Foreign Currency Contracts(2)	1,145	—	1,145	—
Swaps - Total Return(2)	10,055	—	10,055	—

Total	$410,603,825	$29,013,594	$380,594,627	$995,604

Liabilities
Foreign Currency Contracts(2)	$(270,769)	$—	$(270,769)	$—

Total	$(270,769)	$—	$(270,769)	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

73

The Hartford High Yield Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 88.2%
		Advertising - 0.3%
	$965,000	Lamar Media Corp. 5.75%, 02/01/2026	$1,024,106

		Aerospace/Defense - 1.8%
		DAE Funding LLC
	430,000	4.50%, 08/01/2022(1)	437,817
	865,000	5.00%, 08/01/2024(1)	902,887
		TransDigm, Inc.
	2,150,000	5.50%, 11/15/2027(1)(2)	2,142,884
	2,780,000	6.25%, 03/15/2026(1)	2,978,075

			6,461,663

		Airlines - 1.1%
		Bombardier, Inc.
	2,515,000	6.13%, 01/15/2023(1)	2,445,837
	1,485,000	7.88%, 04/15/2027(1)	1,399,613

			3,845,450

		Auto Parts & Equipment - 0.9%
EUR	1,225,000	Adient Global Holdings Ltd. 3.50%, 08/15/2024(3)	1,147,589
	$260,000	Adient U.S. LLC 7.00%, 05/15/2026(1)	273,650
		American Axle & Manufacturing, Inc.
	210,000	6.25%, 04/01/2025	202,388
	565,000	6.50%, 04/01/2027	535,337
	1,200,000	Panther BF Aggregator 2 L.P. / Panther Finance Co., Inc. 8.50%, 05/15/2027(1)	1,209,000

			3,367,964

		Chemicals - 0.4%
		CF Industries, Inc.
	170,000	4.95%, 06/01/2043	170,213
	945,000	5.15%, 03/15/2034	1,001,700
	270,000	5.38%, 03/15/2044	276,750

			1,448,663

		Coal - 0.1%
	1,910,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(1)	167,125

		Commercial Banks - 2.0%
EUR	2,000,000	Banco de Sabadell S.A. 6.50%, 05/18/2022, (6.50% fixed rate until 05/18/2022; 5 year EUR Swap + 6.414% thereafter)(3)(4)(5)	2,285,713
	$3,065,000	Credit Suisse Group AG 6.25%, 12/18/2024, (6.25% fixed rate until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(3)(4)(5)	3,268,056
	1,860,000	Freedom Mortgage Corp. 8.13%, 11/15/2024(1)	1,743,750

			7,297,519

		Commercial Services - 2.7%
		APX Group, Inc.
	1,245,000	7.63%, 09/01/2023	1,095,600
	1,345,000	7.88%, 12/01/2022	1,343,319
	1,710,000	Ashtead Capital, Inc. 4.00%, 05/01/2028(1)(2)	1,716,412
	830,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(1)	805,100
	120,000	Cardtronics, Inc. / Cardtronics USA, Inc. 5.50%, 05/01/2025(1)	123,900
	1,650,000	Herc Holdings, Inc. 5.50%, 07/15/2027(1)	1,709,812
		Service Corp. International
	460,000	4.63%, 12/15/2027	480,700
	355,000	5.13%, 06/01/2029	378,075
		United Rentals North America, Inc.
	250,000	3.88%, 11/15/2027(2)	252,563
	560,000	4.63%, 10/15/2025	572,600
	1,025,000	5.88%, 09/15/2026	1,085,906

			9,563,987

		Construction Materials - 1.4%
	1,650,000	Cemex Finance LLC 6.00%, 04/01/2024(1)	1,690,920
	820,000	Norbord, Inc. 5.75%, 07/15/2027(1)	848,700

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 88.2% - (continued)
	Construction Materials - 1.4% - (continued)
	Standard Industries, Inc.
$520,000	4.75%, 01/15/2028(1)	$539,500
1,760,000	5.38%, 11/15/2024(1)	1,810,688

		4,889,808

	Distribution/Wholesale - 1.0%
	American Builders & Contractors Supply Co., Inc.
909,000	4.00%, 01/15/2028(1)	906,728
420,000	5.75%, 12/15/2023(1)	431,970
1,010,000	Core & Main Holdings L.P. (8.63% Cash, 9.38% PIK) 8.63%, 09/15/2024(1)(6)	1,004,950
600,000	IAA, Inc. 5.50%, 06/15/2027(1)	642,840
550,000	Performance Food Group, Inc. 5.50%, 10/15/2027(1)	581,625

		3,568,113

	Diversified Financial Services - 4.4%
1,485,000	Ally Financial, Inc. 3.88%, 05/21/2024	1,550,934
1,445,000	Credit Acceptance Corp. 6.63%, 03/15/2026(1)	1,535,312
735,000	Fly Leasing Ltd. 5.25%, 10/15/2024	757,050
1,625,000	goeasy Ltd. 7.88%, 11/01/2022(1)	1,687,969
	Navient Corp.
200,000	5.63%, 08/01/2033	174,000
529,000	5.88%, 10/25/2024	544,870
80,000	6.13%, 03/25/2024	83,624
1,106,000	6.50%, 06/15/2022	1,183,420
546,000	7.25%, 09/25/2023	596,494
	Springleaf Finance Corp.
820,000	6.13%, 05/15/2022	881,500
430,000	6.13%, 03/15/2024	470,313
575,000	6.88%, 03/15/2025	651,188
705,000	7.75%, 10/01/2021	768,464
1,935,000	8.25%, 12/15/2020	2,058,356
2,695,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.75%, 06/01/2025(1)	2,772,481

		15,715,975

	Electric - 1.0%
2,570,000	AES Corp. 5.13%, 09/01/2027	2,762,699
930,000	NextEra Energy Operating Partners L.P. 4.25%, 07/15/2024(1)	955,296

		3,717,995

	Entertainment - 2.6%
1,370,000	Caesars Resort Collection LLC / CRC Finco, Inc. 5.25%, 10/15/2025(1)	1,402,538
	Eldorado Resorts, Inc.
1,605,000	6.00%, 04/01/2025	1,687,256
255,000	6.00%, 09/15/2026	279,544
1,185,000	Golden Entertainment, Inc. 7.63%, 04/15/2026(1)	1,245,731
1,920,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(1)	2,040,000
2,610,000	Penn National Gaming, Inc. 5.63%, 01/15/2027(1)	2,688,300

		9,343,369

	Environmental Control - 1.5%
	Clean Harbors, Inc.
1,307,000	4.88%, 07/15/2027(1)	1,362,469
584,000	5.13%, 07/15/2029(1)	621,960
975,000	Stericycle, Inc. 5.38%, 07/15/2024(1)	1,014,000
2,551,000	Tervita Corp. 7.63%, 12/01/2021(1)	2,519,113

		5,517,542

	Food - 2.2%
740,000	B&G Foods, Inc. 5.25%, 09/15/2027	738,150
	Post Holdings, Inc.
2,520,000	5.00%, 08/15/2026(1)	2,621,052
1,395,000	5.63%, 01/15/2028(1)	1,492,650
990,000	5.75%, 03/01/2027(1)	1,053,984

The accompanying notes are an integral part of these financial statements.

74

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 88.2% - (continued)
		Food - 2.2% - (continued)
	$1,870,000	TreeHouse Foods, Inc. 4.88%, 03/15/2022	$1,877,012

			7,782,848

		Gas - 0.7%
		AmeriGas Partners L.P. / AmeriGas Finance Corp.
	924,000	5.50%, 05/20/2025	991,082
	338,000	5.75%, 05/20/2027	370,110
	1,128,000	5.88%, 08/20/2026	1,249,260

			2,610,452

		Healthcare - Products - 1.6%
	2,990,000	Avantor, Inc. 6.00%, 10/01/2024(1)	3,195,951
	1,030,000	Hill-Rom Holdings, Inc. 4.38%, 09/15/2027(1)	1,060,900
	1,565,000	Sotera Health Holdings LLC 6.50%, 05/15/2023(1)	1,594,344

			5,851,195

		Healthcare - Services - 3.4%
	265,000	Catalent Pharma Solutions, Inc. 5.00%, 07/15/2027(1)	276,925
	330,000	Charles River Laboratories International, Inc. 4.25%, 05/01/2028(1)	336,221
	880,000	CHS/Community Health Systems, Inc. 8.13%, 06/30/2024(1)	668,800
	2,645,000	HCA Healthcare, Inc. 6.25%, 02/15/2021	2,770,637
		HCA, Inc.
	2,215,000	5.38%, 02/01/2025	2,433,731
	1,070,000	5.38%, 09/01/2026	1,166,300
	100,000	5.63%, 09/01/2028	112,375
	1,135,000	5.88%, 05/01/2023	1,245,322
	80,000	5.88%, 02/01/2029	90,700
	1,431,000	7.50%, 11/15/2095	1,599,143
	1,510,000	West Street Merger Sub, Inc. 6.38%, 09/01/2025(1)	1,438,275

			12,138,429

		Home Builders - 1.7%
		KB Home
	420,000	4.80%, 11/15/2029(2)	423,413
	1,030,000	7.00%, 12/15/2021	1,108,022
		M/I Homes, Inc.
	1,020,000	5.63%, 08/01/2025	1,060,800
	1,595,000	6.75%, 01/15/2021	1,611,253
	1,790,000	Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(1)	1,982,425

			6,185,913

		Household Products - 0.4%
	2,715,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024	1,357,500

		Household Products/Wares - 0.5%
EUR	1,855,000	Diamond (BC) B.V. 5.63%, 08/15/2025(3)	1,893,440

		Insurance - 1.9%
		Acrisure LLC / Acrisure Finance, Inc.
	$1,080,000	7.00%, 11/15/2025(1)	988,200
	1,885,000	8.13%, 02/15/2024(1)	1,999,891
	875,000	10.13%, 08/01/2026(1)	905,625
	535,000	CNO Financial Group, Inc. 5.25%, 05/30/2029	590,035
		Genworth Holdings, Inc.
	135,000	4.80%, 02/15/2024	125,213
	890,000	4.90%, 08/15/2023	837,935
	505,000	7.20%, 02/15/2021	516,362
	280,000	7.63%, 09/24/2021	290,500
	45,000	7.70%, 06/15/2020	45,900
	445,000	MGIC Investment Corp. 5.75%, 08/15/2023	488,944

			6,788,605

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 88.2% - (continued)
		Iron/Steel - 0.6%
	$2,050,000	Steel Dynamics, Inc. 4.13%, 09/15/2025	$2,096,330

		Lodging - 3.9%
		Boyd Gaming Corp.
	1,365,000	6.00%, 08/15/2026	1,443,488
	1,285,000	6.38%, 04/01/2026	1,365,313
	2,590,000	FelCor Lodging L.P. 6.00%, 06/01/2025	2,703,312
	2,072,000	Hilton Domestic Operating Co., Inc. 4.25%, 09/01/2024	2,108,260
	1,810,000	Jack Ohio Finance LLC / Jack Ohio Finance Corp. 6.75%, 11/15/2021(1)	1,848,462
	790,000	MGM Resorts International 5.50%, 04/15/2027	869,000
	1,850,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(1)	1,831,500
	1,690,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025(1)	1,795,625

			13,964,960

		Machinery - Diversified - 0.2%
	512,000	Cloud Crane LLC 10.13%, 08/01/2024(1)	540,800

		Media - 10.8%
		Altice France S.A.
	2,330,000	7.38%, 05/01/2026(1)	2,495,069
	2,215,000	8.13%, 02/01/2027(1)	2,455,881
		Altice Luxembourg S.A.
	1,285,000	7.63%, 02/15/2025(1)	1,325,156
EUR	835,000	8.00%, 05/15/2027(3)	1,021,032
		CCO Holdings LLC / CCO Holdings Capital Corp.
	$105,000	5.13%, 02/15/2023	107,231
	1,685,000	5.13%, 05/01/2023(1)	1,725,019
	495,000	5.75%, 09/01/2023	504,900
	28,000	5.75%, 01/15/2024	28,692
	2,485,000	5.75%, 02/15/2026(1)	2,624,160
		CSC Holdings LLC
	1,800,000	5.25%, 06/01/2024	1,939,500
	770,000	5.50%, 04/15/2027(1)	816,208
	1,970,000	6.50%, 02/01/2029(1)	2,200,244
		DISH DBS Corp.
	965,000	5.00%, 03/15/2023	972,237
	570,000	5.88%, 11/15/2024	571,425
	2,830,000	6.75%, 06/01/2021	2,971,500
	530,000	7.75%, 07/01/2026	534,691
		Gray Television, Inc.
	1,520,000	5.13%, 10/15/2024(1)	1,575,100
	400,000	5.88%, 07/15/2026(1)	420,508
	880,000	iHeartCommunications, Inc. 5.25%, 08/15/2027(1)	907,896
	440,000	LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(1)	451,550
	925,000	Quebecor Media, Inc. 5.75%, 01/15/2023	1,001,035
		Sinclair Television Group, Inc.
	590,000	5.13%, 02/15/2027(1)	597,375
	740,000	5.63%, 08/01/2024(1)	762,200
	1,005,000	5.88%, 03/15/2026(1)	1,050,225
		Sirius XM Radio, Inc.
	695,000	4.63%, 07/15/2024(1)	726,275
	1,470,000	5.50%, 07/01/2029(1)	1,588,996
		TEGNA, Inc.
	1,760,000	4.88%, 09/15/2021(1)	1,764,400
	810,000	6.38%, 10/15/2023	833,287
		Viacom, Inc.
	355,000	5.88%, 02/28/2057, (5.88% fixed rate until 02/28/2022; 3 mo. USD LIBOR + 3.895% thereafter)(5)	368,756

The accompanying notes are an integral part of these financial statements.

75

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 88.2% - (continued)
	Media - 10.8% - (continued)
$118,000	6.25%, 02/28/2057, (6.25% fixed rate until 02/28/2027; 3 mo. USD LIBOR + 3.899% thereafter)(5)	$128,620
990,000	Videotron Ltd. 5.00%, 07/15/2022	1,041,975
959,000	WMG Acquisition Corp. 5.50%, 04/15/2026(1)	1,006,950
	Ziggo B.V.
365,000	4.88%, 01/15/2030(1)	371,504
1,605,000	5.50%, 01/15/2027(1)	1,693,275

		38,582,872

	Metal Fabricate/Hardware - 0.8%
300,000	Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(1)	306,750
	Novelis Corp.
1,190,000	5.88%, 09/30/2026(1)	1,249,619
1,200,000	6.25%, 08/15/2024(1)	1,257,000

		2,813,369

	Mining - 0.5%
1,740,000	Constellium SE 5.88%, 02/15/2026(1)	1,813,950

	Office/Business Equipment - 1.0%
	Pitney Bowes, Inc.
340,000	4.63%, 03/15/2024	319,566
1,130,000	5.20%, 04/01/2023	1,113,050
2,000,000	Xerox Corp. 4.13%, 03/15/2023	2,042,500

		3,475,116

	Oil & Gas - 7.9%
2,280,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(1)	2,240,100
1,065,000	California Resources Corp. 8.00%, 12/15/2022(1)	330,150
905,000	Centennial Resource Production LLC 5.38%, 01/15/2026(1)	848,437
	Chesapeake Energy Corp.
2,025,000	7.00%, 10/01/2024	1,366,875
1,135,000	7.50%, 10/01/2026	726,400
1,330,000	8.00%, 06/15/2027	831,250
1,385,000	Energen Corp. 4.63%, 09/01/2021	1,405,775
280,000	EP Energy LLC / Everest Acquisition Finance, Inc. 7.75%, 05/15/2026(1)	194,600
2,134,000	Jagged Peak Energy LLC 5.88%, 05/01/2026	2,155,340
1,380,000	Laredo Petroleum, Inc. 5.63%, 01/15/2022	1,321,350
1,385,000	Matador Resources Co. 5.88%, 09/15/2026	1,327,869
	MEG Energy Corp.
390,000	6.38%, 01/30/2023(1)	368,550
1,210,000	6.50%, 01/15/2025(1)	1,258,400
1,065,000	7.00%, 03/31/2024(1)	998,437
695,000	Noble Holding International Ltd. 7.88%, 02/01/2026(1)	458,700
	QEP Resources, Inc.
2,680,000	5.25%, 05/01/2023	2,546,000
200,000	5.38%, 10/01/2022	196,016
560,000	5.63%, 03/01/2026	501,200
235,000	6.80%, 03/01/2020	238,114
	SM Energy Co.
1,695,000	5.00%, 01/15/2024	1,500,075
575,000	5.63%, 06/01/2025	487,324
240,000	6.13%, 11/15/2022	228,600
735,000	6.63%, 01/15/2027	619,238
1,410,000	Sunoco L.P. / Sunoco Finance Corp. 6.00%, 04/15/2027	1,480,500
2,365,000	Transocean, Inc. 6.80%, 03/15/2038	1,457,431
1,705,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(1)	647,900

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 88.2% - (continued)
	Oil & Gas - 7.9% - (continued)
	WPX Energy, Inc.
$970,000	5.25%, 09/15/2024	$979,700
280,000	5.75%, 06/01/2026	281,400
1,250,000	8.25%, 08/01/2023	1,393,750

		28,389,481

	Packaging & Containers - 5.0%
1,840,000	ARD Finance S.A. (7.13% Cash, 7.88% PIK) 7.13%, 09/15/2023(6)	1,911,300
	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
680,000	4.13%, 08/15/2026(1)	687,446
2,570,000	5.25%, 08/15/2027(1)	2,634,250
370,000	6.00%, 02/15/2025(1)	388,500
1,865,000	Berry Global, Inc. 6.00%, 10/15/2022	1,897,638
1,200,000	Crown Americas LLC / Crown Americas Capital Corp. 4.75%, 02/01/2026	1,259,160
	Flex Acquisition Co., Inc.
2,170,000	6.88%, 01/15/2025(1)	2,034,375
775,000	7.88%, 07/15/2026(1)	728,500
3,085,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	3,258,531
	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
2,050,000	5.13%, 07/15/2023(1)	2,103,197
815,000	7.00%, 07/15/2024(1)	843,525
270,000	Trivium Packaging Finance B.V. 5.50%, 08/15/2026(1)	282,825

		18,029,247

	Pharmaceuticals - 2.6%
	Bausch Health Cos., Inc.
242,000	5.50%, 03/01/2023(1)	244,118
2,482,000	5.88%, 05/15/2023(1)	2,519,230
1,000,000	6.13%, 04/15/2025(1)	1,038,125
1,875,000	7.00%, 01/15/2028(1)	2,022,656
335,000	Catalent Pharma Solutions, Inc. 4.88%, 01/15/2026(1)	345,887
	Endo Dac / Endo Finance LLC / Endo Finco, Inc.
202,000	6.00%, 07/15/2023(1)	133,573
1,485,000	6.00%, 02/01/2025(1)	946,687
	Teva Pharmaceutical Finance Netherlands B.V.
1,260,000	3.15%, 10/01/2026	948,150
1,270,000	6.75%, 03/01/2028	1,139,339

		9,337,765

	Pipelines - 3.7%
	Cheniere Corpus Christi Holdings LLC
1,745,000	5.13%, 06/30/2027	1,880,238
940,000	5.88%, 03/31/2025	1,042,310
738,000	Cheniere Energy Partners L.P. 4.50%, 10/01/2029(1)	751,838
2,095,000	DCP Midstream Operating L.P. 5.38%, 07/15/2025	2,202,997
	Energy Transfer Operating L.P.
670,000	5.50%, 06/01/2027	752,226
1,907,000	7.50%, 10/15/2020	2,000,934
1,180,000	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 4.75%, 10/01/2023(1)	1,150,500
3,225,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.50%, 07/15/2027(1)	3,450,814

		13,231,857

	REITS - 0.9%
3,105,000	Iron Mountain, Inc. 4.88%, 09/15/2029(1)	3,178,744

	Retail - 3.7%
	1011778 BC ULC / New Red Finance, Inc.
225,000	3.88%, 01/15/2028(1)	226,193
3,570,000	5.00%, 10/15/2025(1)	3,659,250

The accompanying notes are an integral part of these financial statements.

76

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 88.2% - (continued)
		Retail - 3.7% - (continued)
		Beacon Roofing Supply, Inc.
	$215,000	4.50%, 11/15/2026(1)	$219,300
	1,055,000	4.88%, 11/01/2025(1)	1,036,590
	2,100,000	Ferrellgas L.P. / Ferrellgas Finance Corp. 6.75%, 06/15/2023	1,774,500
		KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC
	820,000	4.75%, 06/01/2027(1)	855,629
	1,000,000	5.25%, 06/01/2026(1)	1,057,500
		L Brands, Inc.
	1,465,000	5.25%, 02/01/2028	1,358,787
	235,000	6.75%, 07/01/2036	195,050
	105,000	6.88%, 11/01/2035	89,250
	2,360,000	United Rentals North America, Inc. 4.88%, 01/15/2028	2,436,700
	435,000	Yum! Brands, Inc. 4.75%, 01/15/2030(1)	456,206

			13,364,955

		Semiconductors - 2.4%
	1,775,000	Entegris, Inc. 4.63%, 02/10/2026(1)	1,827,411
		Micron Technology, Inc.
	325,000	4.64%, 02/06/2024	349,462
	1,090,000	4.98%, 02/06/2026	1,184,636
	1,025,000	5.50%, 02/01/2025	1,054,341
		Qorvo, Inc.
	485,000	4.38%, 10/15/2029(1)	487,728
	1,770,000	5.50%, 07/15/2026	1,889,440
		Sensata Technologies B.V.
	1,005,000	5.00%, 10/01/2025(1)	1,083,089
	770,000	5.63%, 11/01/2024(1)	845,075

			8,721,182

		Software - 2.7%
	775,000	CDK Global, Inc. 5.25%, 05/15/2029(1)	822,953
	1,150,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, 03/01/2025(1)	1,176,680
	2,925,000	Infor U.S., Inc. 6.50%, 05/15/2022	2,965,219
		IQVIA, Inc.
EUR	545,000	2.25%, 01/15/2028(1)	620,907
	$885,000	5.00%, 05/15/2027(1)	938,100
	2,290,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(1)	2,450,300
	755,000	Western Digital Corp. 4.75%, 02/15/2026	771,534

			9,745,693

		Telecommunications - 6.9%
		Altice Financing S.A.
	1,570,000	6.63%, 02/15/2023(1)	1,612,704
	1,350,000	7.50%, 05/15/2026(1)	1,434,375
	640,000	Altice France S.A. 5.50%, 01/15/2028(1)	652,000
		CenturyLink, Inc.
	2,601,000	5.63%, 04/01/2025	2,741,064
	569,000	7.50%, 04/01/2024	645,815
	1,250,000	Embarq Corp. 8.00%, 06/01/2036	1,237,500
		Frontier Communications Corp.
	1,275,000	6.88%, 01/15/2025	570,562
	1,710,000	8.50%, 04/01/2026(1)	1,714,275
	775,000	10.50%, 09/15/2022	365,219
	2,930,000	Intelsat Jackson Holdings S.A. 8.50%, 10/15/2024(1)	2,952,561
		Sprint Capital Corp.
	10,000	6.88%, 11/15/2028	10,897
	725,000	8.75%, 03/15/2032	884,050
		Sprint Corp.
	1,174,000	7.13%, 06/15/2024	1,273,790
	2,660,000	7.25%, 09/15/2021	2,838,380
	10,000	7.63%, 02/15/2025	10,987
	3,621,000	7.88%, 09/15/2023	3,996,679

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 88.2% - (continued)
	Telecommunications - 6.9% - (continued)
$600,000	Telecom Italia Capital S.A. 7.20%, 07/18/2036	$702,000
880,000	Telecom Italia S.p.A. 5.30%, 05/30/2024(1)	941,600

		24,584,458

	Toys/Games/Hobbies - 0.5%
1,640,000	Mattel, Inc. 6.75%, 12/31/2025(1)	1,711,750

	Trucking & Leasing - 0.5%
	Avolon Holdings Funding Ltd.
440,000	3.95%, 07/01/2024(1)	456,808
180,000	4.38%, 05/01/2026(1)	190,429
1,200,000	5.25%, 05/15/2024(1)	1,308,600

		1,955,837

	Total Corporate Bonds (cost $312,601,823)	$316,076,027

SENIOR FLOATING RATE INTERESTS - 5.0%(7)
	Auto Parts & Equipment - 0.3%
1,010,000	Panther BF Aggregator L.P. 5.30%, 04/30/2026, 1 mo. USD LIBOR + 3.500%	$995,274

	Commercial Services - 1.3%
923,313	Blackhawk Network Holdings, Inc. 4.79%, 06/15/2025, 1 mo. USD LIBOR + 3.000%	914,079
2,840,000	Dun & Bradstreet Corp. 6.80%, 02/06/2026, 1 mo. USD LIBOR + 5.000%	2,846,504
780,125	Trans Union LLC 4.04%, 06/19/2025, 1 mo. USD LIBOR + 2.000%	780,858

		4,541,441

	Diversified Financial Services - 0.2%
844,174	Crown Finance U.S., Inc. 4.04%, 02/28/2025, 1 mo. USD LIBOR + 2.250%	832,187

	Food Service - 0.1%
296,250	CHG PPC Parent LLC 4.54%, 03/31/2025, 1 mo. USD LIBOR + 2.750%	294,769

	Gas - 0.1%
338,300	Messer Industries GmbH 4.60%, 03/01/2026, 1 mo. USD LIBOR + 2.500%	335,205

	Healthcare - Services - 0.2%
733,180	Syneos Health, Inc. 3.79%, 08/01/2024, 1 mo. USD LIBOR + 2.000%	733,334

	Household Products - 0.1%
540,375	Diamond (BC) B.V. 4.93%, 09/06/2024, 2 mo. USD LIBOR + 3.000%	502,279

	Insurance - 0.9%
2,157,688	Asurion LLC 4.79%, 11/03/2024, 1 mo. USD LIBOR + 3.000%	2,159,047
211,775	Genworth Holdings, Inc. 6.32%, 03/07/2023, 1 mo. USD LIBOR + 4.500%	211,245
943,063	Hub International Ltd. 4.94%, 04/25/2025, 2 mo. USD LIBOR + 3.000%	921,674

		3,291,966

	Leisure Time - 0.6%
2,195,375	Golden Entertainment, Inc. 4.81%, 10/21/2024, 1 mo. USD LIBOR + 3.000%	2,196,758

	Machinery - Diversified - 0.2%
510,365	Gardner Denver, Inc. 4.54%, 07/30/2024, 3 mo. USD LIBOR + 2.750%	511,110

	Media - 0.7%
2,629,350	PSAV Holdings LLC 5.26%, 03/03/2025, 3 mo. USD LIBOR + 3.250%	2,525,832

The accompanying notes are an integral part of these financial statements.

77

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 5.0%(7) - (continued)
	Semiconductors - 0.1%
$442,667	Microchip Technology, Inc. 3.79%, 05/29/2025, 1 mo. USD LIBOR + 2.000%	$443,220

	Software - 0.2%
246,346	SS&C Technologies Holdings Europe S.a.r.l. 4.04%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	246,757
585,257	SS&C Technologies, Inc. 4.04%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	586,381

		833,138

	Total Senior Floating Rate Interests (cost $18,130,318)	$18,036,513

CONVERTIBLE BONDS - 1.0%
	Commercial Services - 0.2%
800,000	Cardtronics, Inc. 1.00%, 12/01/2020	$794,425

	Media - 0.4%
1,360,000	Scripps Escrow, Inc. 5.88%, 07/15/2027(1)	1,393,592

	Software - 0.4%
1,258,000	Western Digital Corp. 1.50%, 02/01/2024	1,192,997

	Total Convertible Bonds (cost $3,467,819)	$3,381,014

COMMON STOCKS - 0.6%
	Consumer Services - 0.2%
69,500	Caesars Entertainment Corp.*	$853,460

	Diversified Financials - 0.3%
25,700	OneMain Holdings, Inc.	1,028,000

	Energy - 0.1%
104,555,002	KCA Deutag*(8)(9)(10)	335,308

	Total Common Stocks (cost $3,261,514)	$2,216,768

ESCROWS - 0.4%(11)
	Media - 0.3%
1,025,000	Nexstar Broadcasting, Inc.*(1)	$1,081,067

	Packaging & Containers - 0.1%
340,000	Berry Global, Inc.*(1)	357,850

	Total Escrows (cost $1,365,000)	$1,438,917

	Total Long-Term Investments (cost $338,826,474)	$341,149,239

SHORT-TERM INVESTMENTS - 3.9%
	Other Investment Pools & Funds - 3.9%
13,999,039	Fidelity Institutional Government Fund, Institutional Class, 1.70%(12)	$13,999,039

	Total Short-Term Investments (cost $13,999,039)	$13,999,039

Total Investments (cost $352,825,513)	99.1%	$355,148,278
Other Assets and Liabilities	0.9%	3,325,538

Total Net Assets	100.0%	$358,473,816

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $172,835,009, representing 48.2% of net assets.

(2)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $4,527,450 at October 31, 2019.

(3)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $9,615,830, representing 2.7% of net assets.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2019. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(6)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(7)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2019.

(8)	Investment valued using significant unobservable inputs.

(9)

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2019, the aggregate fair value of this security was $335,308, which represented 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(10)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $335,308 or 0.1% of net assets.

The accompanying notes are an integral part of these financial statements.

78

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2019

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
03/2011	KCA Deutag	104,555,002	$1,416,930	$335,308

(11)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(12)	Current yield as of period end.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2019
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.NA.HY.33.V1	USD	3,975,000	5.00%	12/20/24	Quarterly	$292,016	$305,647	$13,631

Total						$292,016	$305,647	$13,631

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at October 31, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
884,000	EUR	984,808	USD	BNP	11/29/19	$2,965	$—
7,617,005	USD	6,852,000	EUR	CBK	11/29/19	—	(39,357)

Total						$2,965	$(39,357)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$316,076,027	$—	$316,076,027	$—
Senior Floating Rate Interests	18,036,513	—	18,036,513	—
Convertible Bonds	3,381,014	—	3,381,014	—
Common Stocks
Consumer Services	853,460	853,460	—	—
Diversified Financials	1,028,000	1,028,000	—	—
Energy	335,308	—	—	335,308
Escrows	1,438,917	—	1,438,917	—
Short-Term Investments	13,999,039	13,999,039	—	—
Foreign Currency Contracts(2)	2,965	—	2,965	—
Swaps - Credit Default(2)	13,631	—	13,631	—

Total	$355,164,874	$15,880,499	$338,949,067	$335,308

Liabilities
Foreign Currency Contracts(2)	$(39,357)	$—	$(39,357)	$—

Total	$(39,357)	$—	$(39,357)	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

79

The Hartford Inflation Plus Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 3.4%
	Asset-Backed - Finance & Insurance - 0.4%
$1,360,000	HSI Asset Securitization Corp. Trust 2.09%, 02/25/2036, 1 mo. USD LIBOR + 0.270%(1)	$1,352,872
687,637	Pretium Mortgage Credit Partners LLC 4.21%, 07/25/2060(2)(3)	693,367

		2,046,239

	Asset-Backed - Home Equity - 0.1%
678,727	GSAA Home Equity Trust 5.99%, 06/25/2036(4)	302,771
716,116	Renaissance Home Equity Loan Trust 6.12%, 11/25/2036(3)	410,699

		713,470

	Other ABS - 0.6%
1,617,889	Legacy Mortgage Asset Trust 4.00%, 01/25/2059(2)(3)	1,637,331
485,520	Pretium Mortgage Credit Partners LLC 4.83%, 09/25/2058(2)(3)	488,212
953,214	VOLT LXXV LLC 4.34%, 01/25/2049(2)(3)	960,167

		3,085,710

	Whole Loan Collateral CMO - 2.3%
453,835	Adjustable Rate Mortgage Trust 2.36%, 11/25/2035, 1 mo. USD LIBOR + 0.540%(1)	452,838
819,965	Banc of America Funding Trust 6.05%, 10/25/2036(3)	823,177
196,232	Bear Stearns Adjustable Rate Mortgage Trust 4.27%, 10/25/2035, 12 mo. USD CMT + 2.300%(1)	202,378
433,855	Chase Mortgage Finance Trust 4.22%, 12/25/2035(4)	437,123
380,552	Deutsche Alt-A Securities Mortgage Loan Trust 1.97%, 12/25/2036, 1 mo. USD LIBOR + 0.150%(1)	342,244
	Fannie Mae Connecticut Avenue Securities
1,101,876	4.82%, 07/25/2024, 1 mo. USD LIBOR + 3.000%(1)	1,157,030
259,924	6.72%, 11/25/2024, 1 mo. USD LIBOR + 4.900%(1)	283,128
141,375	7.52%, 04/25/2028, 1 mo. USD LIBOR + 5.700%(1)	154,505
119,711	7.82%, 09/25/2028, 1 mo. USD LIBOR + 6.000%(1)	130,517
179,397	GreenPoint Mortgage Funding Trust 3.79%, 10/25/2045, 12 mo. USD MTA + 1.400%(1)	155,083
430,510	GSR Mortgage Loan Trust 4.28%, 10/25/2035(4)	352,586
495,053	HarborView Mortgage Loan Trust 2.04%, 01/19/2038, 1 mo. USD LIBOR + 0.190%(1)	481,114
2,075,934	IndyMac Index Mortgage Loan Trust 2.11%, 01/25/2036, 1 mo. USD LIBOR + 0.290%(1)	1,749,137
688,152	JP Morgan Mortgage Trust 4.08%, 01/25/2037(4)	672,865
	MASTR Adjustable Rate Mortgages Trust
993,554	2.06%, 05/25/2037, 1 mo. USD LIBOR + 0.240%(1)	619,817
7,025	4.71%, 11/21/2034(4)	7,234
1,531,688	New Residential Mortgage Loan Trust 4.34%, 02/26/2024(2)(3)	1,541,932
	Residential Funding Mortgage Securities, Inc.
155,365	4.76%, 02/25/2036(4)	144,722
324,596	6.00%, 07/25/2037	320,439

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 3.4% - (continued)
		Whole Loan Collateral CMO - 2.3% - (continued)
	$419,121	Structured Adjustable Rate Mortgage Loan Trust 4.58%, 06/25/2035(4)	$379,828
	482,240	WaMu Mortgage Pass-Through Certificates Trust 2.24%, 06/25/2044, 1 mo. USD LIBOR + 0.420%(1)	480,379
	650,514	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 3.22%, 11/25/2046, 12 mo. USD MTA + 0.830%(1)	612,827

			11,500,903

		Total Asset & Commercial Mortgage Backed Securities (cost $16,706,435)	$17,346,322

FOREIGN GOVERNMENT OBLIGATIONS - 2.0%
		Argentina - 0.0%
ARS	18,856,000	Argentina POM Politica Monetaria 72.48%, 06/21/2020(4)	$140,405

		Brazil - 0.7%
BRL	12,791,465	Brazil Notas do Tesouro Nacional 6.00%, 08/15/2022(5)	3,592,408

		Colombia - 0.4%
COP	5,318,572,023	Colombian TES 4.75%, 02/23/2023(5)	1,734,358

		Russia - 0.7%
RUB	239,504,862	Russian Federal Inflation Linked Bond - OFZ 2.50%, 08/16/2023(5)	3,634,453

		South Africa - 0.2%
ZAR	22,127,665	South Africa Government Bond - CPI Linked 1.88%, 02/28/2033(5)	1,206,364

		Total Foreign Government Obligations (cost $11,773,406)	$10,307,988

SENIOR FLOATING RATE INTERESTS - 4.8%(6)
		Advertising - 0.0%
	$225,000	Clear Channel Outdoor Holdings, Inc. 5.29%, 08/21/2026, 1 mo. USD LIBOR + 3.500%	$225,362

		Aerospace/Defense - 0.2%
	158,257	Circor International, Inc. 5.42%, 12/11/2024, 1 mo. USD LIBOR + 3.500%	156,714
	586,407	TransDigm, Inc. 4.29%, 06/09/2023, 1 mo. USD LIBOR + 2.500%	583,398

			740,112

		Airlines - 0.1%
	320,100	American Airlines, Inc. 3.81%, 04/28/2023, 1 mo. USD LIBOR + 2.000%	319,549
	100,000	WestJet Airlines Ltd. 0.00%, 08/07/2026, 1 mo. USD LIBOR + 3.000%(7)	100,417

			419,966

		Auto Manufacturers - 0.0%
	103,163	Navistar International Corp. 5.42%, 11/06/2024, 1 mo. USD LIBOR + 3.500%	101,938

		Auto Parts & Equipment - 0.1%
	109,725	Adient U.S. LLC 6.78%, 05/06/2024, 1 mo. USD LIBOR + 4.250%	106,879
	95,989	Altra Industrial Motion Corp. 3.79%, 10/01/2025, 1 mo. USD LIBOR + 2.000%	95,509

The accompanying notes are an integral part of these financial statements.

80

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 4.8%(6) - (continued)
		Auto Parts & Equipment - 0.1% - (continued)
	$125,000	Panther BF Aggregator L.P. 5.30%, 04/30/2026, 1 mo. USD LIBOR + 3.500%	$123,177

			325,565

		Biotechnology - 0.0%
	97,990	Sotera Health Holdings LLC 4.93%, 05/15/2022, 1 mo. USD LIBOR + 3.000%	96,153

		Chemicals - 0.2%
	113,275	Axalta Coating Systems U.S. Holdings, Inc. 3.85%, 06/01/2024, 3 mo. USD LIBOR + 1.750%	113,073
	116,818	Cabot Microelectronics Corp. 4.06%, 11/14/2025, 1 mo. ICE LIBOR + 2.250%	117,184
EUR	97,643	CTC AcquiCo GmbH 2.50%, 03/07/2025, 3 mo. EURIBOR + 2.500%	107,960
	$301,583	Minerals Technologies, Inc. 4.14%, 02/14/2024, 1 mo. USD LIBOR + 2.250%	302,714
	99,250	Platform Specialty Products Corp. 4.04%, 01/30/2026, 1 mo. ICE LIBOR + 2.250%	99,529
	85,526	Tronox Finance LLC 4.66%, 09/23/2024, 3 mo. USD LIBOR + 2.750%	84,682
	75,001	Univar, Inc. 4.04%, 07/01/2024, 1 mo. USD LIBOR + 2.250%	75,189
	138,600	WR Grace & Co. 3.85%, 04/03/2025, 3 mo. USD LIBOR + 1.750%	138,832

			1,039,163

		Commercial Services - 0.4%
	100,000	Belron Finance U.S. LLC 0.00%, 11/07/2026, 1 mo. USD LIBOR + 2.500%(7)	99,969
	197,996	Blackhawk Network Holdings, Inc. 4.79%, 06/15/2025, 1 mo. USD LIBOR + 3.000%	196,016
	100,000	Dun & Bradstreet Corp. 6.80%, 02/06/2026, 1 mo. USD LIBOR + 5.000%	100,229
	100,000	KAR Auction Services, Inc. 0.00%, 09/19/2026, 1 mo. USD LIBOR + 2.250%(7)	100,250
	139,423	Quikrete Holdings, Inc. 4.54%, 11/15/2023, 1 mo. USD LIBOR + 2.750%	138,769
	217,687	Russell Investments U.S. Inst’l Holdco, Inc. 5.04%, 06/01/2023, 3 mo. USD LIBOR + 3.250%	210,994
	283,475	Tempo Acquisition LLC 4.79%, 05/01/2024, 1 mo. USD LIBOR + 3.000%	283,416
	141,048	Trans Union LLC 3.79%, 04/10/2023, 1 mo. USD LIBOR + 2.000%	141,238
	480,150	United Rentals, Inc. 3.54%, 10/31/2025, 1 mo. ICE LIBOR + 1.750%	482,037
EUR	135,000	Verisure Holding AB 3.50%, 10/21/2022, 3 mo. EURIBOR+ 3.500%	150,565
	$145,875	Xerox Business Services LLC 4.29%, 12/07/2023, 1 mo. USD LIBOR + 2.500%	140,587

			2,044,070

		Construction Materials - 0.0%
	98,750	Hamilton Holdco LLC 4.11%, 07/02/2025, 1 mo. USD LIBOR + 2.000%	98,873

		Distribution/Wholesale - 0.1%
	488,000	American Builders & Contractors Supply Co., Inc. 0.00%, 01/15/2027, 1 mo. USD LIBOR + 2.000%(7)	487,087

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 4.8%(6) - (continued)
		Diversified Financial Services - 0.2%
	$195,000	AlixPartners LLP 4.54%, 04/04/2024, 3 mo. USD LIBOR + 2.750%	$194,675
	106,546	Crown Finance U.S., Inc. 4.04%, 02/28/2025, 1 mo. USD LIBOR + 2.250%	105,033
	416,667	Delos Finance S.a.r.l. 3.85%, 10/06/2023, 3 mo. USD LIBOR + 1.750%	417,708
	118,703	FinCo I LLC 3.79%, 12/27/2022, 1 mo. USD LIBOR + 2.000%	118,762
EUR	97,014	Nets Holding A/S 3.25%, 02/06/2025, 3 mo. EURIBOR + 3.250%	107,163
	$90,636	Victory Capital Holdings, Inc. 5.35%, 07/01/2026, 1 mo. USD LIBOR + 3.250%	90,908

			1,034,249

		Electrical Components & Equipment - 0.1%
	670,000	Virgin Media Bristol LLC 4.42%, 01/31/2028, 1 mo. USD LIBOR + 2.500%	666,931

		Electronics - 0.0%
	99,250	Resideo Funding, Inc. 4.11%, 10/24/2025, 3 mo. USD LIBOR + 2.000%	98,258

		Energy - Alternate Sources - 0.1%
	4,332	AES Corp. 3.87%, 05/31/2022, 3 mo. USD LIBOR + 1.750%	4,330
	182,688	BCP Renaissance Parent LLC 5.36%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	164,762
	96,495	TEX Operations Co. LLC 3.79%, 08/04/2023, 1 mo. USD LIBOR + 2.000%	96,777

			265,869

		Engineering & Construction - 0.0%
	219,938	Brand Energy & Infrastructure Services, Inc. 6.24%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	213,339

		Entertainment - 0.0%
	143,550	Wyndham Hotels & Resorts, Inc. 3.54%, 05/30/2025, 1 mo. USD LIBOR + 1.750%	144,149

		Environmental Control - 0.1%
	123,863	Advanced Disposal Services, Inc. 4.09%, 11/10/2023, 1 Week USD LIBOR + 2.250%	124,016
	146,625	Clean Harbors, Inc. 3.54%, 06/28/2024, 1 mo. USD LIBOR + 1.750%	147,358

			271,374

		Food - 0.0%
	100,000	B&G Foods, Inc. 4.48%, 10/10/2026, 1 mo. USD LIBOR + 2.500%	100,313
	11,523	Post Holdings, Inc. 3.83%, 05/24/2024, 1 mo. USD LIBOR + 2.000%	11,531
	115,000	U.S. Foods, Inc. 3.79%, 09/13/2026, 1 mo. USD LIBOR + 2.000%	115,303

			227,147

		Food Service - 0.0%
	93,266	Aramark Services, Inc. 3.54%, 03/11/2025, 3 mo. USD LIBOR + 1.750%	93,344

		Gas - 0.0%
	99,500	Messer Industries GmbH 4.60%, 03/01/2026, 1 mo. USD LIBOR + 2.500%	98,590

The accompanying notes are an integral part of these financial statements.

81

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 4.8%(6) - (continued)
		Healthcare - Services - 0.2%
	$133,427	Gentiva Health Services, Inc. 5.56%, 07/02/2025, 1 mo. USD LIBOR + 3.750%	$133,093
EUR	162,938	IQVIA, Inc. 2.00%, 06/11/2025, 3 mo. EURIBOR + 2.000%	181,951
	$277,248	MPH Acquisition Holdings LLC 4.85%, 06/07/2023, 3 mo. USD LIBOR + 2.750%	259,385
	247,789	Universal Health Services, Inc. 3.54%, 10/31/2025, 1 mo. USD LIBOR + 1.750%	248,099
	250,000	Zelis Healthcare Corp. 0.00%, 09/30/2026, 1 mo. USD LIBOR + 4.750%(7)	247,083

			1,069,611

		Household Products - 0.0%
	101,850	Revlon Consumer Products Corp. 5.62%, 09/07/2023, 1 mo. USD LIBOR + 3.500%	79,740

		Insurance - 0.2%
	671,379	Asurion LLC 4.79%, 11/03/2023, 1 mo. USD LIBOR + 3.000%	672,097
	212,313	Hub International Ltd. 4.94%, 04/25/2025, 2 mo. USD LIBOR + 3.000%	207,498
		Sedgwick Claims Management Services, Inc.
	178,650	5.04%, 12/31/2025, 1 mo. USD LIBOR + 3.250%	173,151
	149,625	5.79%, 09/03/2026, 1 mo. USD LIBOR + 4.000%	148,347

			1,201,093

		IT Services - 0.1%
	247,500	Science Applications International Corp. 3.54%, 10/31/2025, 1 mo. ICE LIBOR + 1.750%	247,733

		Leisure Time - 0.2%
	437,371	Caesars Resort Collection LLC 4.54%, 12/23/2024, 1 mo. USD LIBOR + 2.750%	430,583
	133,024	Eldorado Resorts LLC 4.21%, 04/17/2024, 2 mo. USD LIBOR + 2.250%	132,802
	246,075	Golden Entertainment, Inc. 4.81%, 10/21/2024, 1 mo. USD LIBOR + 3.000%	246,230
	99,250	Penn National Gaming, Inc. 4.04%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	99,548

			909,163

		Lodging - 0.1%
	157,024	Boyd Gaming Corp. 3.96%, 09/15/2023, 1 week USD LIBOR + 2.250%	157,073
	224,354	Caesars Entertainment Operating Co. 3.79%, 10/07/2024, 1 mo. USD LIBOR + 2.000%	224,215
	166,127	Station Casinos LLC 4.29%, 06/08/2023, 1 mo. USD LIBOR + 2.500%	166,196

			547,484

		Machinery - Construction & Mining - 0.1%
	148,875	Brookfield WEC Holdings, Inc. 5.29%, 08/01/2025, 1 mo. USD LIBOR + 3.500%	147,821
	84,887	Pike Corp. 5.04%, 07/24/2026, 1 mo. USD LIBOR + 3.250%	84,821

			232,642

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 4.8%(6) - (continued)
		Media - 0.4%
	$117,600	Altice Financing S.A. 4.60%, 01/31/2026, 3 mo. USD LIBOR + 2.750%	$113,085
	290,329	Charter Communications Operating LLC 3.54%, 04/30/2025, 1 mo. USD LIBOR + 1.750%	290,651
		CSC Holdings LLC
	294,328	4.17%, 07/17/2025, 1 mo. USD LIBOR + 2.250%	292,571
	188,575	4.17%, 01/15/2026, 1 mo. ICE LIBOR + 2.250%	187,066
	188,575	Gray Television, Inc. 4.51%, 01/02/2026, 1 mo. ICE LIBOR + 2.500%	188,958
	224,309	ION Media Networks, Inc. 4.81%, 12/18/2024, 1 mo. USD LIBOR + 3.000%	222,907
	98,500	Lamar Media Corp. 3.56%, 03/14/2025, 1 mo. USD LIBOR + 1.750%	98,716
	99,495	MTN Infrastructure TopCo, Inc. 4.79%, 11/15/2024, 1 mo. USD LIBOR + 3.000%	98,210
	165,000	Nexstar Broadcasting, Inc. 4.55%, 09/18/2026, 1 mo. USD LIBOR + 2.750%	165,526
	197,247	PSAV Holdings LLC 5.26%, 03/03/2025, 3 mo. USD LIBOR + 3.250%	189,481

			1,847,171

		Miscellaneous Manufacturing - 0.1%
	149,915	H.B. Fuller Co. 3.85%, 10/20/2024, 1 mo. USD LIBOR + 2.000%	149,367
	245,000	USI, Inc. 5.10%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	237,589

			386,956

		Oil & Gas - 0.0%
	103,950	NorthRiver Midstream Finance L.P. 5.35%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	102,168

		Oil & Gas Services - 0.1%
	100,000	Buckeye Partners L.P. 0.00%, 11/01/2026, 1 mo. USD LIBOR + 2.750%(7)	100,438
	99,750	Lower Cadence Holdings LLC 5.80%, 05/22/2026, 1 mo. USD LIBOR + 4.000%	92,518
	379,050	UGI Energy Services LLC 5.54%, 08/13/2026, 1 mo. USD LIBOR + 3.750%	379,998

			572,954

		Packaging & Containers - 0.2%
		Berry Global, Inc.
EUR	99,750	2.50%, 07/01/2026, 3 mo. EURIBOR + 2.500%	112,023
	$199,500	4.44%, 07/01/2026, 3 mo. USD LIBOR + 2.500%	200,083
	148,247	Flex Acquisition Co., Inc. 5.10%, 12/29/2023, 3 mo. USD LIBOR + 3.000%	139,854
	693,900	Reynolds Group Holdings, Inc. 4.54%, 02/05/2023, 1 mo. USD LIBOR + 2.750%	693,518

			1,145,478

		Pharmaceuticals - 0.2%
		Bausch Health Companies, Inc.
	175,000	4.67%, 11/27/2025, 1 mo. USD LIBOR + 2.750%	175,145
	94,744	4.92%, 06/02/2025, 1 mo. USD LIBOR + 3.000%	95,050

The accompanying notes are an integral part of these financial statements.

82

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 4.8%(6) - (continued)
	Pharmaceuticals - 0.2% - (continued)
$99,500	Catalent Pharma Solutions, Inc. 4.04%, 05/18/2026, 1 mo. USD LIBOR + 2.250%	$99,500
361,675	Endo Luxembourg Finance Co., S.a.r.l. 6.06%, 04/29/2024, 1 mo. USD LIBOR + 4.250%	332,018
266,679	IQVIA, Inc. 4.10%, 03/07/2024, 3 mo. USD LIBOR + 2.000%	267,346
165,000	Sunshine Luxembourg S.a.r.l. 6.35%, 10/01/2026, 1 mo. USD LIBOR + 4.250%	165,069

		1,134,128

	Real Estate - 0.1%
179,501	KFC Holding Co. 3.63%, 04/03/2025, 1 mo. USD LIBOR + 1.750%	179,501
219,545	VICI Properties LLC 3.85%, 12/20/2024, 1 mo. USD LIBOR + 2.000%	220,193

		399,694

	REITS - 0.1%
255,725	MGM Growth Properties Operating Partnership L.P. 3.79%, 03/21/2025, 1 mo. USD LIBOR + 2.000%	256,364

	Retail - 0.2%
117,634	B.C. Unlimited Liability Co. 4.04%, 02/16/2024, 1 mo. USD LIBOR + 2.250%	117,722
196,000	Bass Pro Group LLC 6.79%, 09/25/2024, 1 mo. USD LIBOR + 5.000%	188,824
276,372	Coty, Inc. 4.23%, 04/07/2025, 1 mo. USD LIBOR + 2.250%	266,699
309,952	Michaels Stores, Inc. 4.31%, 01/30/2023, 1 mo. USD LIBOR + 2.500%	301,760
128,054	Staples, Inc. 7.12%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	126,096

		1,001,101

	Semiconductors - 0.1%
153,838	Entegris, Inc. 3.79%, 11/06/2025, 1 mo. USD LIBOR + 2.000%	154,350
71,861	Microchip Technology, Inc. 3.79%, 05/29/2025, 1 mo. USD LIBOR + 2.000%	71,951
102,254	ON Semiconductor Corp. 3.79%, 09/19/2026, 1 mo. USD LIBOR + 2.000%	102,649

		328,950

	Software - 0.5%
153,623	Almonde, Inc. 5.70%, 06/13/2024, 3 mo. USD LIBOR + 3.500%	146,614
194,767	Change Healthcare Holdings LLC 4.29%, 03/01/2024, 1 mo. USD LIBOR + 2.500%	193,505
169,323	Go Daddy Operating Co. LLC 3.54%, 02/15/2024, 1 mo. USD LIBOR + 1.750%	169,419
551,984	Infor U.S., Inc. 4.85%, 02/01/2022, 1 mo. USD LIBOR + 2.750%	551,984
17,882	MA FinanceCo. LLC 4.30%, 06/21/2024, 1 mo. USD LIBOR + 2.500%	17,334
120,758	Seattle Spinco, Inc. 4.30%, 06/21/2024, 1 mo. USD LIBOR + 2.500%	117,060
39,961	SS&C Technologies Holdings Europe S.a.r.l. 4.04%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	40,028
269,093	SS&C Technologies, Inc. 4.04%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	269,689

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 4.8%(6) - (continued)
	Software - 0.5% - (continued)
$100,000	Ultimate Software Group, Inc. 5.54%, 05/04/2026, 1 mo. USD LIBOR + 3.750%	$100,153
205,275	Verint Systems, Inc. 4.15%, 06/28/2024, 1 mo. USD LIBOR + 2.000%	205,918
478,981	WEX, Inc. 4.04%, 05/15/2026, 1 mo. USD LIBOR + 2.250%	480,437

		2,292,141

	Telecommunications - 0.3%
320,975	Altice France S.A. 5.61%, 01/31/2026, 3 mo. USD LIBOR + 3.688%	312,835
99,242	CenturyLink, Inc. 4.54%, 01/31/2025, 1 mo. USD LIBOR + 2.750%	98,164
148,252	Ciena Corp. 3.85%, 09/26/2025, 1 mo. USD LIBOR + 2.000%	148,622
375,000	Level 3 Financing, Inc. 4.04%, 02/22/2024, 1 mo. USD LIBOR + 2.250%	375,281
100,000	Liberty Latin America Ltd. 0.00%, 10/22/2026, 1 mo. USD LIBOR + 5.000%(7)	100,844
429,000	Sprint Communications, Inc. 4.31%, 02/02/2024, 1 mo. USD LIBOR + 2.500%	423,818
100,095	Zayo Group LLC 4.04%, 01/19/2024, 1 mo. USD LIBOR + 2.250%	100,188

		1,559,752

	Transportation - 0.0%
49,074	B.C. Unlimited Liability Co. 6.10%, 04/06/2026, 1 mo. USD LIBOR + 4.000%	49,143
91,277	Dynasty Acquisition Co., Inc. 6.10%, 04/06/2026, 1 mo. USD LIBOR + 4.000%	91,406

		140,549

	Total Senior Floating Rate Interests (cost $24,324,404)	$24,146,411

U.S. GOVERNMENT AGENCIES - 13.0%
	Mortgage-Backed Agencies - 13.0%
	FHLMC - 0.2%
1,076,302	6.07%, 11/25/2023, 1 mo. USD LIBOR + 4.250%(1)	$1,160,897

	FNMA - 0.3%
1,345,000	4.22%, 04/25/2031, 1 mo. USD LIBOR + 2.400%(1)(2)	1,355,864

	GNMA - 6.3%
9,200,000	3.00%, 11/01/2049(8)	9,470,242
21,600,000	3.00%, 12/01/2049(8)	22,224,404

		31,694,646

	UMBS - 6.2%
9,200,000	3.00%, 11/01/2049(8)	9,348,433
21,600,000	3.00%, 12/01/2049(8)	21,926,071

		31,274,504

	Total U.S. Government Agencies (cost $65,204,153)	$65,485,911

U.S. GOVERNMENT SECURITIES - 87.1%
	U.S. Treasury Securities - 87.1%
	U.S. Treasury Bonds - 5.8%
26,187,179	U.S. Treasury Bonds 2.38%, 01/15/2025(5)	$29,127,576

		29,127,576

The accompanying notes are an integral part of these financial statements.

83

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT SECURITIES - 87.1% - (continued)
	U.S. Treasury Notes - 81.3%
$141,017,055	0.13%, 04/15/2021(5)	$139,880,408
58,932,370	0.13%, 07/15/2026(5)	58,932,167
4,836,443	0.25%, 01/15/2025(5)	4,855,019
14,011,770	0.25%, 07/15/2029(5)	14,162,915
16,022,495	0.38%, 07/15/2025(5)(9)	16,271,065
46,409,708	0.50%, 01/15/2028(5)(10)(11)	47,607,514
90,077,310	0.63%, 01/15/2026(5)	92,504,530
27,161,776	0.75%, 07/15/2028(5)	28,586,993
5,623,892	0.88%, 01/15/2029(5)	5,981,279
876,822	1.00%, 02/15/2049(5)	985,901
265,000	2.75%, 09/30/2020(9)	267,692

		410,035,483

	Total U.S. Government Securities (cost $432,038,242)	$439,163,059

	Total Long-Term Investments (cost $550,046,640)	$556,449,691

SHORT-TERM INVESTMENTS - 2.6%
	Other Investment Pools & Funds - 2.6%
12,891,365	Fidelity Institutional Government Fund, Institutional Class, 1.70%(12)	$12,891,365

	Total Short-Term Investments (cost $12,891,365)	$12,891,365

Total Investments (cost $562,938,005)	112.9%	$569,341,056
Other Assets and Liabilities	(12.9)%	(64,998,131)

Total Net Assets	100.0%	$504,342,925

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.
(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2019. Base lending rates may be subject to a floor or cap.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $6,676,873, representing 1.3% of net assets.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(6)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2019.

(7)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(8)	Represents or includes a TBA transaction.

(9)	All, or a portion of the security, was pledged as collateral in connection with OTC swap contracts. As of October 31, 2019, the market value of securities pledged was $564,232.

(10)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2019, the market value of securities pledged was $610,357.

(11)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2019, the market value of securities pledged was $1,872,102.

(12)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	39	12/31/2019	$8,408,461	$11,649
U.S. Treasury 10-Year Note Future	348	12/19/2019	45,343,312	(1,874)
U.S. Treasury Ultra Bond Future	3	12/19/2019	569,250	(4,787)

Total				$4,988

Short position contracts:
U.S. Treasury 5-Year Note Future	125	12/31/2019	$14,900,390	$(29,717)
U.S. Treasury 10-Year Ultra Future	101	12/19/2019	14,353,047	(11,825)

Total				$(41,542)

Total futures contracts				$(36,554)

The accompanying notes are an integral part of these financial statements.

84

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2019

OTC Credit Default Swap Contracts Outstanding at October 31, 2019
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CMBX.NA.AAA.6	GSC	USD	18,507,790	0.50%	05/11/63	Monthly	$—	$(14,126)	$155,074	$169,200

Total traded indices							$—	$(14,126)	$155,074	$169,200

Total OTC contracts							$—	$(14,126)	$155,074	$169,200

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2019
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
BCLY	2.00% Fixed	CPURNSA	USD	12,310,000	01/15/22	At Maturity	$—	$—	$(210,304)	$(210,304)
BCLY	2.29% Fixed	CPURNSA	USD	25,572,000	01/15/22	At maturity	—	—	(598,935)	(598,935)
BOA	2.12% Fixed	CPURNSA	USD	8,580,000	01/15/24	At maturity	—	—	(240,186)	(240,186)

Total							$—	$—	$(1,049,425)	$(1,049,425)

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2019
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
12 Mo. Federal Funds Rate	0.94% Fixed	USD	13,439,000	08/22/24	Annual	$—	$—	$181,180	$181,180
12 Mo. Federal Funds Rate	1.03% Fixed	USD	9,012,000	09/06/26	Annual	—	—	137,734	137,734
12 Mo. Federal Funds Rate	1.00% Fixed	USD	3,322,000	09/29/26	Annual	69,626	—	61,392	(8,234)
3 Mo. USD LIBOR	2.36% Fixed	USD	6,700,000	04/09/24	Semi-Annual	—	—	(253,144)	(253,144)
3 Mo. USD LIBOR	2.36% Fixed	USD	6,965,000	04/09/24	Semi-Annual	—	—	(264,220)	(264,220)
3 Mo. USD LIBOR	2.36% Fixed	USD	7,150,000	04/09/24	Semi-Annual	—	—	(270,459)	(270,459)
3 Mo. USD LIBOR	2.36% Fixed	USD	9,540,000	04/09/24	Semi-Annual	—	—	(360,031)	(360,031)
3 Mo. USD LIBOR	1.72% Fixed	USD	880,000	10/29/29	Semi-Annual	—	—	(9,557)	(9,557)
3 Mo. USD LIBOR	1.72% Fixed	USD	1,705,000	10/29/29	Semi-Annual	—	—	(19,313)	(19,313)
3 Mo. USD LIBOR	1.77% Fixed	USD	1,285,000	10/30/29	Semi-Annual	—	—	(19,941)	(19,941)
3 Mo. USD LIBOR	1.77% Fixed	USD	1,300,000	10/30/29	Semi-Annual	—	—	(20,720)	(20,720)

Total						$69,626	$—	$(837,079)	$(906,705)

Bond Forward Contracts Outstanding at October 31, 2019
Counterparty	Reference Obligation	Notional Amount		Expiration Date	Unrealized Appreciation/ (Depreciation)
BOA	U.S. Treasury Bonds(5), 0.13%, 07/15/2026	USD	9,077,657	11/29/2019	$35,524
BOA	U.S. Treasury Bonds(5), 0.38%, 07/15/2025	USD	28,690,490	11/29/2019	115,118
MSC	U.S. Treasury Bonds(5), 0.63%, 01/15/2026	USD	20,415,534	11/29/2019	87,024

Total					$237,666

The accompanying notes are an integral part of these financial statements.

85

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2019

Foreign Currency Contracts Outstanding at October 31, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
3,427,461	USD	14,019,000	BRL	GSC	12/18/19	$—	$(58,153)
1,655,787	USD	5,620,240,000	COP	CBK	12/18/19	—	(3,961)
661,430	USD	595,000	EUR	CBK	11/29/19	—	(3,418)
3,461,642	USD	228,953,000	RUB	GSC	12/18/19	—	(84,670)
1,277,637	USD	19,012,000	ZAR	GSC	12/18/19	27,791	—

Total						$27,791	$(150,202)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$17,346,322	$—	$17,346,322	$—
Foreign Government Obligations	10,307,988	—	10,307,988	—
Senior Floating Rate Interests	24,146,411	—	24,146,411	—
U.S. Government Agencies	65,485,911	—	65,485,911	—
U.S. Government Securities	439,163,059	—	439,163,059	—
Short-Term Investments	12,891,365	12,891,365	—	—
Bond Forward Contracts(2)	237,666	—	237,666	—
Foreign Currency Contracts(2)	27,791	—	27,791	—
Futures Contracts(2)	11,649	11,649	—	—
Swaps - Credit Default(2)	169,200	—	169,200	—
Swaps - Interest Rate(2)	318,914	—	318,914	—

Total	$570,106,276	$12,903,014	$557,203,262	$—

Liabilities
Foreign Currency Contracts(2)	$(150,202)	$—	$(150,202)	$—
Futures Contracts(2)	(48,203)	(48,203)	—	—
Swaps - Interest Rate(2)	(2,275,044)	—	(2,275,044)	—

Total	$(2,473,449)	$(48,203)	$(2,425,246)	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

86

Hartford Municipal Income Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.3%
	Alabama - 1.4%
$150,000	Jefferson County, AL, Board of Education 5.00%, 02/01/2046	$177,009
300,000	State of Alabama, Docks Department 5.00%, 10/01/2024	344,532

		521,541

	Arizona - 1.9%
100,000	Maricopa County, AZ, Industrial Dev Auth 5.00%, 09/01/2042	119,206
200,000	Maricopa County, AZ, Pollution Control Corp. 5.00%, 06/01/2035	203,700
200,000	Salt Verde Financial Corp., AZ, Rev 5.00%, 12/01/2037	268,908
110,000	Tempe, AZ, Industrial Dev Auth 4.00%, 10/01/2023(1)	111,065

		702,879

	California - 2.9%
50,000	Alameda County, Oakland, CA, Unified School Dist 4.00%, 08/01/2034	56,605
100,000	City of Los Angeles, CA, Department of Airports 5.00%, 05/15/2026	118,431
45,000	Elk Grove, CA, Finance Auth Special Tax 5.00%, 09/01/2032	53,155
90,000	Los Angeles County, CA, Metropolitan Transportation Auth 4.00%, 06/01/2034	101,550
	Orange County, CA, Community Facs Dist, Special Tax
100,000	5.00%, 08/15/2023	111,798
150,000	5.00%, 08/15/2033	175,486
100,000	Romoland, CA, School Dist 5.00%, 09/01/2043	115,428
100,000	San Bernardino City, CA, Unified School Dist, GO 0.00%, 08/01/2027(2)	86,255
255,000	San Joaquin Hills, CA, Transportation Corridor Agency 0.00%, 01/15/2025(2)	225,930

		1,044,638

	Colorado - 2.3%
175,000	City & County of Denver, CO, Airport System Rev 5.00%, 12/01/2036	232,986
150,000	Denver, CO, Convention Center Hotel Auth 5.00%, 12/01/2040	170,471
100,000	Denver, CO, Urban Renewal Auth 5.25%, 12/01/2039(1)	106,972
45,000	E-470 Public Highway, CO, Auth Rev 2.25%, 09/01/2039, 1 mo. USD LIBOR + 1.050%(3)	45,399
	Park Creek, CO, Metropolitan Dist Rev
100,000	5.00%, 12/01/2023	113,146
120,000	5.00%, 12/01/2029	149,034

		818,008

	Connecticut - 3.3%
200,000	City of Bridgeport, CT, GO 5.00%, 07/15/2048	233,864
	Connecticut State Health & Educational Facs Auth
215,000	5.00%, 07/01/2020	220,252
60,000	5.00%, 07/01/2042	70,894
250,000	Hamden, CT, GO 5.00%, 08/15/2025	297,067
50,000	Hartford, CT, GO 5.00%, 07/01/2027	59,059
170,000	State of Connecticut, GO 5.00%, 06/15/2026	200,320
100,000	Waterbury, CT, GO 5.00%, 11/15/2047	117,430

		1,198,886

	District of Columbia - 1.5%
	Dist of Columbia, GO
150,000	5.00%, 06/01/2032	173,596
150,000	5.00%, 07/01/2042	160,851

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.3% - (continued)
	District of Columbia - 1.5% - (continued)
$175,000	Metropolitan Washington, DC, Airports Auth System Rev 5.00%, 10/01/2026	$213,635

		548,082

	Florida - 5.0%
70,000	City of Atlantic Beach, FL, Health Care Facs Auth 5.00%, 11/15/2048	79,474
200,000	Jacksonville, FL, Rev 5.00%, 10/01/2030	218,980
150,000	JEA, FL, Electric System Rev 5.00%, 10/01/2028	185,733
150,000	JEA, FL, Water & Sewer System Rev 5.00%, 10/01/2028	185,733
	Lee County, FL, Airport Rev
125,000	5.00%, 10/01/2032	147,318
100,000	5.00%, 10/01/2033	117,727
	Miami-Dade County, FL, Aviation Rev
15,000	5.00%, 10/01/2029	17,577
15,000	5.00%, 10/01/2031	17,472
20,000	5.00%, 10/01/2032	23,242
20,000	5.00%, 10/01/2033	23,205
65,000	Miami-Dade County, FL, Seaport Department Rev 5.00%, 10/01/2023	72,666
100,000	Orange County, FL, Health Facs Auth 5.00%, 08/01/2031	112,032
275,000	Polk County, FL, Industrial Dev Auth 5.00%, 01/01/2029	316,489
200,000	Port St. Lucie, FL, Special Assessment 4.00%, 07/01/2027	227,834
60,000	Putnam County, FL, Dev Auth 5.00%, 03/15/2042	71,290

		1,816,772

	Georgia - 2.3%
	Burke County, GA, Dev Auth Rev
165,000	2.25%, 10/01/2032(4)	167,711
70,000	2.35%, 10/01/2032(4)	70,571
125,000	3.00%, 11/01/2045(4)	128,243
35,000	Georgia Housing & Finance Auth Rev 3.50%, 06/01/2039	36,422
170,000	Main Street, GA, Natural Gas, Inc. 5.00%, 05/15/2032	207,232
	Municipal Electric Auth, GA
100,000	5.00%, 01/01/2028	118,462
85,000	5.00%, 01/01/2056	97,985

		826,626

	Hawaii - 0.5%
150,000	State of Hawaii Airports System Rev 5.00%, 07/01/2031	185,121

	Illinois - 14.8%
	Chicago, IL, Board of Education, GO
150,000	5.00%, 12/01/2027	174,150
140,000	5.25%, 12/01/2039	153,797
100,000	5.75%, 04/01/2035	119,885
270,000	Chicago, IL, Metropolitan Water Reclamation Dist, GO 5.25%, 12/01/2032	356,378
	Chicago, IL, Midway International Airport Rev
100,000	5.00%, 01/01/2023	110,575
250,000	5.00%, 01/01/2041	276,477
	Chicago, IL, Transit Auth
75,000	5.00%, 06/01/2020	76,457
100,000	5.00%, 12/01/2044	112,297
160,000	5.25%, 12/01/2024	172,078
250,000	City of Chicago, IL, GO 5.00%, 01/01/2026	280,552
	City of Decatur, IL, GO
110,000	5.00%, 03/01/2034	127,281
150,000	5.00%, 03/01/2035	173,228

The accompanying notes are an integral part of these financial statements.

87

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.3% - (continued)
	Illinois - 14.8% - (continued)
	Cook County, IL, Community High School Dist No. 212 Leyden
$105,000	5.00%, 12/01/2027	$120,578
170,000	5.00%, 12/01/2030	194,106
105,000	Cook County, IL, GO 5.00%, 11/15/2028	108,600
	Illinois State Finance Auth Rev
150,000	5.00%, 11/15/2030	173,942
150,000	5.00%, 02/15/2033	181,098
245,000	5.00%, 08/15/2035	278,215
150,000	5.00%, 10/01/2041	175,492
100,000	Illinois State Toll Highway Auth, Taxable Rev 5.00%, 01/01/2031	125,207
150,000	Kane Cook & DuPage Counties, IL, GO 5.00%, 01/01/2035	166,448
100,000	Kane McHenry Cook & DeKalb Counties, IL, Unified School Dist, GO 5.00%, 01/01/2023	110,869
	Metropolitan Pier & Exposition Auth, IL
125,000	0.00%, 06/15/2020(2)	123,633
105,000	0.00%, 12/15/2042(5)	70,605
	Railsplitter, IL, Tobacco Settlement Auth
100,000	5.00%, 06/01/2023	112,168
70,000	5.00%, 06/01/2027	84,265
	Regional Transportation, IL, Auth Rev
80,000	5.00%, 06/01/2026	91,972
125,000	6.25%, 07/01/2022	140,785
150,000	Sales Tax Securitization Corp., IL 5.00%, 01/01/2029	178,455
	State of Illinois, GO
225,000	5.00%, 11/01/2021	237,769
50,000	5.00%, 02/01/2027	57,197
250,000	5.00%, 05/01/2029	273,170
105,000	5.00%, 11/01/2029	119,053
90,000	University of Illinois, IL, Auxiliary Facs Rev 5.00%, 04/01/2024	100,462

		5,357,244

	Indiana - 0.9%
84,657	City of Evansville, IN 3.00%, 06/01/2034	89,118
115,000	Indiana Municipal Power Agency 5.00%, 01/01/2033	140,370
85,000	Indianapolis, IN, Airport Auth Rev 4.75%, 01/01/2030	85,407

		314,895

	Kentucky - 1.0%
225,000	Kentucky Bond Dev Corp. 5.00%, 09/01/2035	274,268
90,000	Kentucky Economic Dev Finance Auth 5.00%, 12/01/2047	97,918

		372,186

	Louisiana - 2.0%
	Louisiana State Local Gov’t Environmental Facs & Community Dev Auth Rev
100,000	5.75%, 11/15/2030	110,647
100,000	6.00%, 11/15/2030	112,271
	Louisiana State Public Facs Auth Rev
100,000	5.00%, 05/15/2035	113,067
100,000	5.00%, 05/15/2047	114,136
40,000	6.38%, 05/15/2031	43,111
200,000	New Orleans, LA, Aviation Board 5.00%, 01/01/2038	232,698

		725,930

	Maryland - 0.1%
50,000	Maryland Health & Higher Educational Facs Auth 2.88%, 07/01/2023	52,269

	Massachusetts - 2.7%
	Massachusetts Dev Finance Agency
100,000	5.00%, 07/01/2034	116,134
145,000	5.00%, 07/01/2037	176,648

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.3% - (continued)
	Massachusetts - 2.7% - (continued)
	Massachusetts Dev Finance Agency - (continued)
$150,000	5.00%, 07/01/2044	$177,769
100,000	5.00%, 10/01/2047(1)	110,053
150,000	5.00%, 07/01/2048	176,949
200,000	Massachusetts State, Port Auth 4.00%, 07/01/2046	215,230

		972,783

	Michigan - 5.6%
85,000	City of Detroit, MI, GO 5.00%, 04/01/2022	89,818
450,000	Ecorse, MI, Public School Dist 5.00%, 05/01/2027	556,726
150,000	Great Lakes, MI, Water Auth Water Supply System Rev 5.00%, 07/01/2046	175,872
250,000	Lansing School Dist 5.00%, 05/01/2037	311,137
	Michigan Finance Auth
165,000	5.00%, 11/01/2034	204,673
100,000	5.00%, 07/01/2035	115,778
100,000	5.00%, 05/15/2038	115,158
300,000	New Haven Community Schools 5.00%, 05/01/2032	371,835
50,000	State of Michigan Rev 5.00%, 03/15/2027	62,127
35,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	41,564

		2,044,688

	Minnesota - 2.4%
	Duluth, MN, Independent School Dist No. 709
20,000	4.00%, 02/01/2027	22,335
250,000	5.00%, 02/01/2024	285,210
80,000	Freddie Mac Multifamily, ML, Certificates 2.54%, 06/25/2037	83,093
100,000	Minneapolis-St. Paul, MN, Metropolitan Airports Commission 5.00%, 01/01/2031	120,009
100,000	Rochester, MN, Healthcare & Housing Rev Facs 4.00%, 12/01/2019	100,077
200,000	St. Francis, MN, Independent School Dist No. 15 4.00%, 02/01/2029	214,954
50,000	St. Paul, MN, Housing & Redevelopment Auth 5.25%, 11/15/2028	50,062

		875,740

	Missouri - 2.8%
250,000	Bi-State Dev Agency of the Missouri-Illinois Metropolitan Dist 4.00%, 10/01/2036	289,395
	City of St. Louis, MO, Airport Rev
165,000	5.00%, 07/01/2031	205,544
150,000	5.00%, 07/01/2042	178,621
100,000	Kirkwood, MO, Industrial Dev Auth Retirement Community 5.25%, 05/15/2032	114,774
200,000	St. Louis County, MO, Industrial Dev Auth 5.00%, 09/01/2023	219,890

		1,008,224

	Montana - 0.9%
120,000	Montana Board of Housing 4.25%, 12/01/2045	132,050
150,000	Montana Facs Finance Auth 5.00%, 02/15/2033	176,748

		308,798

	Nebraska - 1.0%
300,000	Central Plains, NE, Energy Project 5.00%, 09/01/2025	349,785

	Nevada - 2.1%
100,000	City of North Las Vegas, NV 3.50%, 06/01/2023	102,604
150,000	City of Reno, NV 5.00%, 06/01/2033	183,941
	Clark County, NV, School Dist, GO
225,000	5.00%, 06/15/2028	273,647
100,000	5.00%, 06/15/2029	123,381
70,000	Clark County, NV, Special Improvement Dist 2.25%, 12/01/2019	70,012

		753,585

The accompanying notes are an integral part of these financial statements.

88

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.3% - (continued)
	New Jersey - 1.0%
$50,000	City of Atlantic City, NJ, GO 5.00%, 03/01/2020	$50,544
75,000	New Jersey Economic Dev Auth 5.00%, 06/15/2023	83,408
50,000	New Jersey Health Care Facs Financing Auth Rev 5.25%, 07/01/2026	53,297
65,000	New Jersey Transportation Trust Fund Auth 5.00%, 12/15/2023	73,482
90,000	Tobacco Settlement Financing Corp., NJ 5.00%, 06/01/2029	110,501

		371,232

	New Mexico - 0.6%
205,000	City of Santa Fe, NM 5.00%, 05/15/2039	228,977

	New York - 3.6%
	Metropolitan Transportation Auth, NY, Rev
100,000	5.25%, 11/15/2036	123,172
70,000	5.25%, 11/15/2040	73,057
	New York State Dormitory Auth Rev
150,000	5.00%, 03/15/2031	178,018
155,000	5.00%, 03/15/2037	186,659
100,000	New York State Liberty Dev Corp. Rev 5.25%, 10/01/2035	136,335
100,000	New York Transportation Dev Corp. Rev 5.00%, 07/01/2046	110,552
210,000	State of New York Mortgage Agency 3.50%, 10/01/2032	225,998
	Syracuse, NY, Industrial Dev Agency
110,000	5.00%, 01/01/2031	122,036
50,000	5.00%, 01/01/2033	55,112
100,000	TSASC, Inc., NY 5.00%, 06/01/2023	112,057

		1,322,996

	North Carolina - 1.3%
	North Carolina Medical Care Commission Retirement Finance Auth Rev, First Mortgage Galloway Ridge
250,000	5.00%, 01/01/2031	294,100
30,000	5.00%, 01/01/2039	34,544
120,000	5.00%, 01/01/2044	137,351

		465,995

	Ohio - 3.3%
200,000	American Municipal Power, Inc., OH 4.00%, 02/15/2036	218,218
	Buckeye, OH, Tobacco Settlement Finance Auth
250,000	5.88%, 06/01/2047	251,605
250,000	6.00%, 06/01/2042	251,422
150,000	6.50%, 06/01/2047	153,405
	Cleveland, OH, Airport System Rev
60,000	5.00%, 01/01/2022	64,775
55,000	5.00%, 01/01/2023	61,267
150,000	Cleveland, OH, Department of Public Utilities 5.00%, 11/15/2030	185,365

		1,186,057

	Oklahoma - 0.2%
	Oklahoma Dev Finance Auth
35,000	5.25%, 08/15/2048	41,530
35,000	5.50%, 08/15/2057	41,707

		83,237

	Oregon - 0.8%
55,000	Benton & Linn Counties, OR, Consolidated School Dist No. 509J & 509A Corvallis 0.00%, 06/15/2038(5)	65,953
40,000	Marion County, OR, School Dist No. 15 North Marion 0.00%, 06/15/2037(2)	21,775
35,000	Multnomah & Clackamas Counties, OR, School Dist No. 10JT Gresham-Barlow 0.00%, 06/15/2038(2)	19,366

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.3% - (continued)
	Oregon - 0.8% - (continued)
$55,000	Salem Hospital Facs Auth, OR 5.00%, 05/15/2025	$64,156
115,000	State of Oregon Housing & Community Services Department 4.50%, 01/01/2049	126,091

		297,341

	Pennsylvania - 6.1%
300,000	City of Philadelphia, PA, GO 5.00%, 02/01/2039	368,064
150,000	Commonwealth Finance Auth, PA 5.00%, 06/01/2027	183,614
100,000	Delaware River, PA, Joint Toll Bridge Commission 5.00%, 07/01/2047	119,551
195,000	Erie, PA, City School Dist, GO 5.00%, 04/01/2029	246,193
90,000	Harrisburg, PA, School Dist, GO 5.00%, 11/15/2026	110,416
100,000	Lancaster County, PA, Hospital Auth 5.13%, 07/01/2037	109,075
100,000	Montgomery County, PA, Industrial Dev Auth Rev 5.00%, 12/01/2025	115,404
225,000	Pennsylvania Housing Finance Agency 4.75%, 04/01/2033	247,793
	Pennsylvania Turnpike Commission Rev
90,000	5.00%, 12/01/2031	107,578
145,000	5.00%, 12/01/2037	158,776
250,000	Philadelphia, PA, School Dist, GO 4.00%, 09/01/2036	278,757
50,000	Pittsburgh, PA, Water & Sewer Auth 5.00%, 09/01/2033	63,273
75,000	Wilkes-Barre Area, PA, School Dist 5.00%, 04/15/2059	88,906

		2,197,400

	Puerto Rico - 0.7%
	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev
300,000	0.00%, 07/01/2051(2)	58,167
175,000	5.00%, 07/01/2058	183,715

		241,882

	Rhode Island - 0.5%
80,000	Rhode Island Health & Educational Building Corp. 5.00%, 05/15/2028	97,382
65,000	Rhode Island Housing & Mortgage Finance Corp. 4.00%, 10/01/2032	67,057

		164,439

	South Carolina - 1.1%
150,000	South Carolina Jobs-Economic Dev Auth 5.00%, 05/01/2028	187,926
	South Carolina State Public Service Auth
50,000	5.00%, 12/01/2031	57,666
50,000	5.00%, 12/01/2034	57,254
100,000	5.00%, 12/01/2050	113,192

		416,038

	South Dakota - 0.9%
300,000	South Dakota Housing Dev Auth 4.00%, 11/01/2049	330,429

	Tennessee - 2.6%
300,000	Chattanooga, TN, Health Educational & Housing Facs Board Rev 5.00%, 08/01/2039	358,098
150,000	Shelby County, TN, Health Educational & Housing Facs Board Rev 5.00%, 09/01/2025(1)	157,797
200,000	Tennessee Energy Acquisition Corp. 5.25%, 09/01/2026	239,376
175,000	Tennessee Housing Dev Agency 3.50%, 01/01/2047	184,233

		939,504

	Texas - 9.2%
	Arlington, TX, Higher Education Finance Corp. Rev
150,000	4.00%, 08/15/2030	170,714
250,000	5.00%, 02/15/2027	307,555

The accompanying notes are an integral part of these financial statements.

89

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.3% - (continued)
	Texas - 9.2% - (continued)
$200,000	Austin, TX, Airport System Rev 5.00%, 11/15/2031	$230,566
100,000	Austin, TX, Independent School Dist 4.00%, 08/01/2033	116,519
250,000	Central Texas Turnpike System Rev 5.00%, 08/15/2042	279,137
150,000	El Paso, TX, Independent School Dist, GO 5.00%, 08/15/2027	184,359
110,000	Harris County, TX, Toll Road Auth 5.00%, 08/15/2031	136,858
75,000	Kerrville, TX, Health Facs Dev Corp. 5.00%, 08/15/2023	84,214
150,000	Lower Colorado River, TX, Auth Rev 5.00%, 05/15/2040	173,040
100,000	New Hope, TX, Cultural Education Facs Finance Corp. 5.00%, 11/01/2031	108,902
130,000	North Texas Tollway Auth Rev 5.00%, 01/01/2031	164,637
250,000	Northside, TX, Independent School Dist, GO 4.00%, 08/15/2034	289,197
500,000	State of Texas 4.00%, 08/27/2020	511,415
250,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 5.25%, 12/15/2025	299,340
60,000	Texas Transportation Commission 0.00%, 08/01/2038(2)	28,774
200,000	Wylie, TX, Independent School Dist 4.00%, 08/15/2036	232,382

		3,317,609

	Utah - 0.6%
175,000	Salt Lake County, UT 5.13%, 02/15/2033	206,087

	Virginia - 0.2%
90,000	Wise County, VA, Industrial Dev Auth Rev 1.88%, 11/01/2040(4)	90,259

	Washington - 1.8%
140,000	Port of Seattle, WA 5.00%, 05/01/2028	174,398
	Washington State Health Care Facs Auth Rev
115,000	5.00%, 01/01/2026	135,683
145,000	5.38%, 01/01/2040	161,002
150,000	Washington State Housing Finance Commission 5.00%, 01/01/2039(1)	165,781

		636,864

	Wisconsin - 1.4%
	Public Finance Auth, WI
100,000	5.00%, 10/01/2043(1)	110,783
95,000	5.00%, 10/01/2044	114,024
150,000	5.00%, 07/01/2048	175,056
100,000	5.00%, 10/01/2048(1)	110,498

		510,361

	Total Municipal Bonds (cost $32,123,825)	$33,805,387

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 6.0%
	Other Investment Pools & Funds - 6.0%
$2,192,570	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(6)	$2,192,570

	Total Short-Term Investments (cost $2,192,570)	$2,192,570

Total Investments (cost $34,316,395)	99.3%	$35,997,957
Other Assets and Liabilities	0.7%	240,421

Total Net Assets	100.0%	$36,238,378

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $872,949, representing 2.4% of net assets.

(2)	Security is a zero-coupon bond.

(3)	Variable rate security; the rate reported is the coupon rate in effect at October 31, 2019. Base lending rates may be subject to a floor or cap.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(6)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$33,805,387	$—	$33,805,387	$—
Short-Term Investments	2,192,570	2,192,570	—	—

Total	$35,997,957	$2,192,570	$33,805,387	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

90

The Hartford Municipal Opportunities Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6%
	Alabama - 1.7%
	Alabama Federal Aid Highway Finance Auth
$1,615,000	5.00%, 09/01/2026	$1,788,742
1,250,000	5.00%, 09/01/2034	1,541,550
1,415,000	Birmingham, AL, Water Works Board Water Rev 5.00%, 01/01/2029	1,732,045
3,000,000	Jefferson County, AL, Board of Education 5.00%, 02/01/2042	3,559,980
2,660,000	Jefferson County, AL, GO 5.00%, 04/01/2024	3,058,095
4,000,000	Lower Alabama Gas Dist 5.00%, 09/01/2031	5,077,880
	State of Alabama, Docks Department
230,000	5.00%, 10/01/2024	264,141
1,000,000	5.00%, 10/01/2032	1,190,150

		18,212,583

	Alaska - 0.3%
	CIVICVentures, AK, Rev
2,000,000	5.00%, 09/01/2025	2,358,420
1,000,000	5.00%, 09/01/2026	1,175,320

		3,533,740

	Arizona - 0.8%
4,925,000	Maricopa County, AZ, Pollution Control Corp. 5.00%, 06/01/2035	5,016,113
855,000	Salt Verde Financial Corp., AZ, Rev 5.25%, 12/01/2020	888,781
100,000	Sundance, AZ, Community Facs Dist 7.13%, 07/01/2027(1)	100,081
2,200,000	Tempe, AZ, Industrial Dev Auth 4.00%, 10/01/2023(1)	2,221,296

		8,226,271

	California - 5.9%
	Alameda County, Oakland, CA, Unified School Dist
475,000	4.00%, 08/01/2034	537,748
1,000,000	4.00%, 08/01/2036	1,125,680
1,050,000	California County, CA, Tobacco Securitization Agency 5.00%, 06/01/2022	1,127,563
1,000,000	California Health Facs Finance Auth Rev 5.00%, 02/01/2029	1,254,730
	California State Communities Dev Auth Rev
535,000	5.00%, 10/01/2022	593,903
1,000,000	5.63%, 10/01/2032	1,121,810
1,000,000	California State Public Works Board, Correctional Facs Improvement 6.00%, 03/01/2035	1,016,500
2,000,000	California State Public Works Board, Lease Rev 5.25%, 10/01/2023	2,156,400
3,750,000	California State, GO 5.00%, 04/01/2036	4,772,550
	California State, GO Taxable
3,000,000	5.00%, 08/01/2029	3,675,450
3,750,000	5.00%, 04/01/2035	4,786,612
	Elk Grove, CA, Finance Auth Special Tax
315,000	5.00%, 09/01/2031	373,124
910,000	5.00%, 09/01/2032	1,074,910
2,600,000	Fresno, CA, Unified School Dist 0.00%, 08/01/2031(2)	1,856,348
	Hemet, CA, Unified School Dist Financing Auth
1,440,000	5.00%, 09/01/2030	1,646,194
1,535,000	5.00%, 09/01/2031	1,748,994
	Inglewood, CA, Redevelopment Agency
1,000,000	5.00%, 05/01/2028	1,243,230
1,000,000	5.00%, 05/01/2029	1,236,730
5,225,000	Long Beach, CA, Finance Auth Natural Gas 2.90%, 11/15/2027, 3 mo. USD LIBOR + 1.450%(3)	5,292,037

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	California - 5.9% - (continued)
	Oakland, CA, Airport Rev
$500,000	5.00%, 05/01/2023	$544,575
2,000,000	5.00%, 05/01/2026	2,106,440
	Orange County, CA, Community Facs Dist, Special Tax
980,000	5.00%, 08/15/2034	1,121,590
1,000,000	5.00%, 08/15/2036	1,161,010
2,500,000	5.00%, 08/15/2041	2,876,800
1,000,000	Rancho Cucamonga, CA, Redevelopment Agency Tax Allocation 5.00%, 09/01/2029	1,163,720
2,000,000	Romoland, CA, School Dist 5.00%, 09/01/2048	2,298,980
60,000	San Diego, CA, Redevelopment Agency, Centre City Sub Package 5.25%, 09/01/2026	60,191
3,000,000	San Diego, CA, Redevelopment Agency, Tax Allocation 7.00%, 11/01/2039	3,000,000
	San Diego, CA, United School Dist
805,000	4.00%, 07/01/2034	902,333
865,000	4.00%, 07/01/2035	965,764
1,165,000	San Joaquin Hills, CA, Transportation Corridor Agency 5.00%, 01/15/2029	1,352,973
	San Mateo, CA, Joint Powers Finance Auth
1,250,000	5.00%, 06/15/2029	1,463,425
1,250,000	5.00%, 06/15/2030	1,459,137
	Santa Margarita, CA, Water Dist Special Tax
475,000	4.25%, 09/01/2021	493,440
485,000	5.00%, 09/01/2022	523,228
475,000	5.00%, 09/01/2023	524,258
480,000	5.00%, 09/01/2024	530,333
480,000	5.00%, 09/01/2025	528,475
2,065,000	5.00%, 09/01/2028	2,348,524
1,500,000	Stockton, CA, Redevelopment Agency 5.00%, 09/01/2029	1,824,735

		63,890,444

	Colorado - 2.3%
	Arapahoe County, CO, School Dist No. 6 Littleton
1,230,000	5.50%, 12/01/2032	1,619,455
1,655,000	5.50%, 12/01/2034	2,168,696
	City & County of Denver, CO, Airport System Rev
1,000,000	5.00%, 12/01/2034	1,322,660
1,575,000	5.00%, 12/01/2036	2,096,876
	Colorado Health Facs Auth Rev
1,330,000	2.63%, 10/01/2039, 1 mo. USD LIBOR + 1.250%(3)	1,333,697
6,665,000	5.00%, 08/01/2044	7,879,296
1,000,000	Denver City & County, CO School Dist No. 1 5.50%, 12/01/2029	1,306,430
1,440,000	Denver, CO, Urban Renewal Auth 5.25%, 12/01/2039(1)	1,540,397
1,930,000	E-470 Public Highway, CO, Auth Rev 2.25%, 09/01/2039, 1 mo. USD LIBOR + 1.050%(3)	1,947,119
	Park Creek, CO, Metropolitan Dist Rev
2,000,000	5.00%, 12/01/2029	2,346,260
1,195,000	5.00%, 12/01/2033	1,463,744

		25,024,630

	Connecticut - 3.3%
6,500,000	City of Bridgeport, CT, GO 5.00%, 08/15/2025	7,707,960
	Connecticut Housing Finance Auth
420,000	4.00%, 11/15/2044	435,238
1,170,000	4.00%, 11/15/2045	1,234,935
1,655,000	4.00%, 05/15/2047	1,789,138

The accompanying notes are an integral part of these financial statements.

91

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Connecticut - 3.3% - (continued)
$5,265,000	Connecticut State Health & Educational Facs Auth 5.00%, 07/01/2020	$5,393,624
2,065,000	Hamden, CT, GO 5.00%, 08/15/2025	2,453,778
950,000	Hartford, CT, GO 5.00%, 07/01/2027	1,122,111
1,500,000	New Britain, CT, GO 5.00%, 03/01/2031	1,800,240
2,600,000	New Haven, CT, GO 5.00%, 08/01/2024	2,980,328
	State of Connecticut, GO
470,000	5.00%, 04/15/2022	511,059
250,000	5.00%, 03/15/2024	287,293
1,450,000	5.00%, 03/15/2025	1,704,286
750,000	5.00%, 05/15/2025	885,240
2,425,000	5.00%, 06/15/2026	2,930,418
2,500,000	5.00%, 04/15/2029	3,044,075
	Waterbury, CT, GO
405,000	5.00%, 11/15/2031	492,338
1,000,000	5.00%, 11/15/2032	1,210,340

		35,982,401

	District of Columbia - 0.1%
	Dist of Columbia Rev
735,000	5.00%, 07/01/2032	802,076
270,000	5.00%, 07/01/2037	291,465

		1,093,541

	Florida - 5.1%
	Broward County, FL, Airport System Rev
265,000	5.00%, 10/01/2020	273,748
285,000	5.00%, 10/01/2021	304,363
1,997,056	Capital Trust Agency, FL, MF Rev 2.77%, 09/01/2027	2,048,181
1,430,000	City of Atlantic Beach, FL, Health Care Facs Auth 5.00%, 11/15/2048	1,623,536
3,380,000	Gainesville, FL, Utilities System Rev 5.00%, 10/01/2047	4,177,139
	Greater Orlando, FL, Aviation Auth
2,040,000	5.00%, 10/01/2024	2,180,291
5,000,000	5.00%, 10/01/2033	6,249,600
5,000,000	5.00%, 10/01/2034	6,232,850
500,000	Magnolia Creek, FL, Community Dev Dist Capital Improvement 5.90%, 05/01/2039*	90,000
1,000,000	Manatee County, FL, School Dist 5.00%, 10/01/2030	1,223,750
190,000	Miami Beach, FL, Health Facs Auth 5.00%, 11/15/2020	196,874
1,000,000	Miami Beach, FL, Redevelopment Agency 5.00%, 02/01/2026	1,145,710
	Miami-Dade County, FL, Aviation Rev
1,000,000	5.00%, 10/01/2024	1,102,830
2,500,000	5.00%, 10/01/2026	2,757,850
530,000	5.00%, 10/01/2027	613,528
200,000	5.00%, 10/01/2035	206,382
3,000,000	Miami-Dade County, FL, GO 5.00%, 07/01/2032	3,546,180
	Orange County, FL, Health Facs Auth
1,190,000	5.00%, 08/01/2024	1,353,030
1,280,000	5.00%, 08/01/2025	1,451,994
1,350,000	5.00%, 08/01/2026	1,527,147
	Palm Beach County, FL, Health Facs Auth
1,000,000	6.75%, 06/01/2024	1,114,470
1,000,000	6.80%, 06/01/2025	1,113,040
	Polk County, FL, Industrial Dev Auth
1,750,000	5.00%, 01/01/2039	1,966,475
2,340,000	5.00%, 01/01/2049	2,604,279
2,330,000	5.00%, 01/01/2055	2,586,044
	Port St. Lucie, FL, Special Assessment
3,000,000	4.00%, 07/01/2028	3,406,860
3,000,000	4.00%, 07/01/2029	3,393,750

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Florida - 5.1% - (continued)
$1,150,000	Putnam County, FL, Dev Auth 5.00%, 03/15/2042	$1,366,395

		55,856,296

	Georgia - 3.5%
	Burke County, GA, Dev Auth Rev
1,740,000	2.05%, 10/01/2032(4)	1,752,754
2,665,000	2.25%, 10/01/2032(4)	2,708,786
2,860,000	2.35%, 10/01/2032(4)	2,883,337
4,450,000	3.00%, 11/01/2045(4)	4,565,433
2,000,000	City of Atlanta, GA, Airport Passenger Facs Charge Rev 5.00%, 01/01/2023	2,012,180
	Main Street Natural Gas, Inc., GA
2,150,000	4.00%, 08/01/2049(4)	2,412,214
4,165,000	5.00%, 05/15/2032	5,077,177
3,375,000	Monroe County, GA, Dev Auth Rev 2.40%, 01/01/2039(4)	3,386,171
	Municipal Electric Auth, GA
1,170,000	5.00%, 01/01/2022	1,258,429
1,000,000	5.00%, 11/01/2022	1,103,490
1,075,000	5.00%, 01/01/2024	1,191,218
6,420,000	5.00%, 01/01/2028	7,634,205
1,700,000	5.00%, 01/01/2056	1,959,709

		37,945,103

	Hawaii - 0.6%
	State of Hawaii Airports System Rev
2,000,000	5.00%, 08/01/2022	2,184,120
1,000,000	5.00%, 07/01/2032	1,229,400
1,000,000	5.00%, 07/01/2033	1,225,450
155,000	5.00%, 07/01/2034	189,505
1,000,000	5.00%, 07/01/2035	1,219,320

		6,047,795

	Illinois - 15.2%
	Chicago, IL, Board of Education Rev
1,000,000	5.00%, 04/01/2046	1,130,390
665,000	6.00%, 01/01/2020	669,562
715,000	6.00%, 04/01/2046	853,167
	Chicago, IL, Board of Education, GO
2,500,000	0.00%, 12/01/2025(2)	2,108,825
600,000	5.00%, 12/01/2023	659,922
1,000,000	5.00%, 12/01/2024	1,138,430
3,500,000	5.00%, 12/01/2034	3,989,335
1,510,000	5.00%, 12/01/2042	1,590,860
500,000	5.25%, 12/01/2020	519,260
	Chicago, IL, Metropolitan Water Reclamation Dist, GO
3,500,000	5.00%, 12/01/2027	4,259,605
2,530,000	5.00%, 12/01/2031	2,706,290
1,700,000	5.25%, 12/01/2032	2,243,864
	Chicago, IL, Midway International Airport Rev
500,000	5.00%, 01/01/2021	520,365
1,420,000	5.00%, 01/01/2031	1,654,272
1,000,000	5.00%, 01/01/2036	1,167,780
	Chicago, IL, Transit Auth
3,000,000	5.00%, 06/01/2020	3,058,290
415,000	5.00%, 06/01/2025	485,064
800,000	5.25%, 12/01/2027	855,320
5,000,000	5.25%, 12/01/2028	5,340,200
	City of Chicago, IL, GO
325,000	0.00%, 01/01/2026(2)	276,751
1,000,000	5.00%, 01/01/2020	1,004,670
980,000	5.00%, 01/01/2021	1,021,885
1,000,000	5.00%, 12/01/2023	1,031,950
2,000,000	5.00%, 01/01/2024	2,195,960

The accompanying notes are an integral part of these financial statements.

92

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Illinois - 15.2% - (continued)
	City of Chicago, IL, Wastewater Transmission Rev
$1,000,000	5.00%, 01/01/2028	$1,139,370
2,500,000	5.00%, 01/01/2029	2,846,550
	City of Chicago, IL, Waterworks Rev
135,000	5.00%, 11/01/2023	147,906
1,000,000	5.00%, 11/01/2027	1,188,130
1,020,000	5.00%, 11/01/2028	1,158,230
1,205,000	5.00%, 11/01/2029	1,307,401
3,465,000	Cook County, IL, Community Consolidated School Dist No. 15, GO 5.00%, 12/01/2024	4,044,556
	Cook County, IL, Community High School Dist No. 212 Leyden
1,775,000	5.00%, 12/01/2026	2,046,415
310,000	5.00%, 12/01/2027	355,992
1,000,000	5.00%, 12/01/2034	1,136,290
	Cook County, IL, GO
1,000,000	5.00%, 11/15/2026	1,204,140
4,300,000	5.00%, 11/15/2027	5,122,375
	Illinois State Finance Auth Rev
1,000,000	5.00%, 10/01/2023	1,134,930
1,000,000	5.00%, 11/15/2023	1,141,470
5,000,000	5.00%, 02/15/2027	6,193,650
700,000	5.00%, 10/01/2028	846,412
1,000,000	5.00%, 11/15/2028	1,178,510
2,650,000	5.00%, 11/15/2031	3,064,089
2,500,000	5.00%, 11/15/2033	2,874,525
2,135,000	5.00%, 11/15/2034	2,460,587
	Illinois State Toll Highway Auth, Taxable Rev
1,000,000	5.00%, 01/01/2027	1,109,670
2,500,000	5.00%, 01/01/2031	3,069,935
	Kane Cook & DuPage Counties, IL, GO
4,200,000	5.00%, 01/01/2031	4,707,906
1,700,000	5.00%, 01/01/2034	1,888,870
1,700,000	5.00%, 01/01/2035	1,886,405
	Kane McHenry Cook & DeKalb Counties, IL, Unified School Dist No. 300, GO
1,875,000	5.00%, 01/01/2027	2,171,700
2,000,000	5.00%, 01/01/2029	2,423,040
1,665,000	Kendall Kane & Will Counties, IL, Unified School Dist, GO 5.00%, 02/01/2034	1,924,707
	Metropolitan Pier & Exposition Auth, IL
1,120,000	0.00%, 06/15/2020(2)	1,107,747
4,000,000	0.00%, 12/15/2024(2)	3,556,720
2,000,000	0.00%, 06/15/2027(2)	1,667,540
3,895,000	4.85%, 12/15/2042	2,619,115
1,650,000	5.00%, 12/15/2020	1,705,704
1,000,000	5.00%, 12/15/2035	1,101,930
	Railsplitter, IL, Tobacco Settlement Auth
1,000,000	5.00%, 06/01/2026	1,208,850
1,940,000	5.00%, 06/01/2027	2,335,353
1,000,000	5.50%, 06/01/2023	1,066,550
	Regional Transportation, IL, Auth Rev
600,000	5.00%, 06/01/2035	701,106
8,775,000	6.00%, 07/01/2024	10,139,337
3,525,000	6.00%, 07/01/2031	4,747,082
	Sales Tax Securitization Corp., IL
2,560,000	5.00%, 01/01/2029	3,093,567
1,000,000	5.00%, 01/01/2030	1,181,280
	State of Illinois, GO
7,100,000	5.00%, 11/01/2021	7,502,925
3,500,000	5.00%, 11/01/2024	3,907,050
1,500,000	5.00%, 08/01/2025	1,598,805
3,500,000	5.00%, 11/01/2025	3,953,985
1,985,000	5.00%, 02/01/2026	2,175,699

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Illinois - 15.2% - (continued)
	State of Illinois, GO - (continued)
$2,000,000	5.00%, 10/01/2026	$2,292,140
1,200,000	5.00%, 02/01/2027	1,372,716
3,120,000	5.00%, 11/01/2029	3,537,581
950,000	5.00%, 05/01/2033	1,030,987
	State of Illinois, Sales Tax Rev
1,185,000	5.00%, 06/15/2024	1,290,975
795,000	6.50%, 06/15/2022	821,617

		165,972,139

	Indiana - 1.2%
2,021,813	City of Evansville, IN 3.00%, 06/01/2034	2,128,342
	Indiana Municipal Power Agency
1,050,000	5.00%, 01/01/2032	1,289,831
870,000	5.00%, 01/01/2033	1,061,931
180,000	5.00%, 01/01/2034	218,956
1,000,000	Indiana State Finance Auth Hospital Rev 5.00%, 12/01/2029	1,159,650
1,625,000	Indiana State Finance Auth Rev 5.00%, 03/01/2023	1,762,572
	Indianapolis, IN, Local Public Improvement Bond Bank
1,000,000	5.00%, 01/01/2029	1,129,650
1,000,000	5.00%, 01/01/2031	1,182,910
775,000	Richmond, IN, Hospital Auth Rev 5.00%, 01/01/2035	867,248
2,000,000	Whiting, IN, Environmental Facs Rev 5.00%, 03/01/2046(4)	2,197,200

		12,998,290

	Iowa - 0.1%
	Iowa Student Loan Liquidity Corp.
180,000	5.00%, 12/01/2022	198,553
650,000	5.00%, 12/01/2024	744,360

		942,913

	Kansas - 0.3%
	Wyandotte County-Kansas City, KS
1,000,000	5.00%, 09/01/2025	1,157,250
1,390,000	5.00%, 09/01/2028	1,639,477

		2,796,727

	Kentucky - 1.4%
	Kentucky Bond Dev Corp.
1,000,000	5.00%, 09/01/2032	1,230,930
1,100,000	5.00%, 09/01/2033	1,349,865
1,200,000	5.00%, 09/01/2034	1,467,948
1,025,000	5.00%, 09/01/2035	1,249,444
2,910,000	Kentucky Economic Dev Finance Auth 5.00%, 12/01/2047	3,166,022
4,000,000	Kentucky Public Energy Auth 4.00%, 01/01/2049(4)	4,424,440
2,600,000	Louisville & Jefferson County, KY, Metropolitan Gov’t Rev Catholic Health Initiatives 5.00%, 12/01/2023	2,837,952

		15,726,601

	Louisiana - 1.6%
	Louisiana State Local Gov’t Environmental Facs & Community Dev Auth Rev
975,000	5.75%, 11/15/2030	1,078,808
1,155,000	6.00%, 11/15/2030	1,296,730
1,750,000	6.00%, 11/15/2035	1,942,798
4,000,000	Louisiana State, GO 5.00%, 12/01/2031	4,649,080
	New Orleans, LA, Aviation Board
750,000	5.00%, 01/01/2026	887,535
500,000	5.00%, 01/01/2027	602,320
1,250,000	5.00%, 01/01/2034	1,416,538
710,000	5.00%, 01/01/2035	832,574

The accompanying notes are an integral part of these financial statements.

93

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Louisiana - 1.6% - (continued)
	Shreveport, LA, Water & Sewer Rev
$2,000,000	5.00%, 12/01/2027	$2,373,320
1,000,000	5.00%, 12/01/2035	1,211,910
1,400,000	5.00%, 12/01/2036	1,694,658

		17,986,271

	Maine - 0.1%
	Finance Auth of Maine
225,000	5.00%, 12/01/2021	240,509
1,000,000	5.00%, 12/01/2023	1,126,830

		1,367,339

	Maryland - 0.6%
500,000	Howard County, MD, Special Obligation 4.00%, 02/15/2028(1)	533,845
480,000	Maryland Economic Dev Corp. 4.00%, 06/01/2020	487,397
1,620,000	Maryland Health & Higher Educational Facs Auth 2.88%, 07/01/2023	1,693,499
2,000,000	Rockville, MD, Mayor 3.00%, 11/01/2025	2,008,860
1,840,000	State of Maryland, GO 5.00%, 03/15/2028	2,300,111

		7,023,712

	Massachusetts - 2.5%
	Commonwealth of Massachusetts, GO
5,000,000	5.00%, 01/01/2036	6,281,650
5,000,000	5.00%, 04/01/2047	5,941,150
200,000	Massachusetts School Building Auth 5.00%, 11/15/2030	245,310
	Massachusetts State Dev Finance Agency
1,000,000	4.00%, 10/01/2024(1)	1,078,460
1,000,000	4.00%, 10/01/2025(1)	1,089,360
635,000	4.00%, 10/01/2026(1)	691,464
165,000	4.00%, 07/15/2036	189,466
1,720,000	5.00%, 07/01/2028	2,038,114
1,850,000	5.00%, 07/01/2029	2,235,486
3,350,000	5.00%, 07/01/2030	4,010,633
955,000	5.00%, 07/01/2031	1,170,668
2,180,000	5.00%, 07/01/2043	2,585,981

		27,557,742

	Michigan - 3.3%
500,000	City of Detroit, MI, GO 5.00%, 04/01/2021	517,505
5,000,000	Great Lakes, MI, Water Auth Water Supply System Rev 5.00%, 07/01/2029	6,023,150
1,200,000	Lincoln Park School Dist, GO 5.00%, 05/01/2030	1,521,252
	Michigan Finance Auth
2,165,000	5.00%, 04/01/2020	2,196,133
1,000,000	5.00%, 07/01/2027	1,180,580
1,000,000	5.00%, 07/01/2028	1,177,450
1,000,000	5.00%, 07/01/2029	1,148,020
2,700,000	5.00%, 10/01/2030	3,083,022
2,555,000	5.00%, 06/01/2033	2,896,655
1,000,000	5.00%, 06/01/2034	1,132,230
915,000	5.00%, 11/01/2034	1,135,003
1,000,000	5.00%, 11/01/2035	1,237,740
1,000,000	5.00%, 11/01/2036	1,233,500
1,000,000	5.00%, 11/01/2038	1,221,930
1,000,000	Michigan State Building Auth 5.00%, 04/15/2027	1,238,090
	Michigan State Hospital Finance Auth
1,505,000	4.00%, 11/15/2031	1,718,273
345,000	4.00%, 11/15/2032	391,171
3,170,000	Michigan State Housing Dev Auth 4.25%, 12/01/2049	3,498,095
370,000	State of Michigan Rev 5.00%, 03/15/2027	459,740

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Michigan - 3.3% - (continued)
$2,465,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	$2,893,686

		35,903,225

	Minnesota - 0.7%
	Duluth, MN, Independent School Dist No. 709
2,935,000	3.00%, 02/01/2021	2,988,916
1,180,000	4.00%, 02/01/2027	1,317,777
2,015,000	Freddie Mac Multifamily, ML, Certificates 2.54%, 06/25/2037	2,092,889
250,000	Rochester, MN, Healthcare & Housing Rev Facs 4.00%, 12/01/2019	250,192
	St. Francis, MN, Independent School Dist, No. 15
315,000	4.00%, 02/01/2029	338,553
365,000	4.00%, 02/01/2030	390,583
750,000	4.00%, 02/01/2031	800,242

		8,179,152

	Mississippi - 0.5%
1,970,000	Mississippi Dev Bank, Special Obligation 5.00%, 10/01/2033	2,435,294
	State of Mississippi
1,000,000	5.00%, 10/15/2025	1,201,350
1,850,000	5.00%, 10/15/2029	2,193,527

		5,830,171

	Missouri - 2.1%
4,965,000	Bi-State Dev Agency of the Missouri-Illinois Metropolitan Dist 4.00%, 10/01/2036	5,747,384
	City of St. Louis, MO, Airport Rev
540,000	5.00%, 07/01/2030	675,918
1,000,000	5.00%, 07/01/2032	1,218,400
1,000,000	5.00%, 07/01/2047	1,183,910
	Kansas City Industrial Dev Auth
1,065,000	5.00%, 03/01/2030	1,319,056
1,000,000	5.00%, 03/01/2031	1,231,690
490,000	5.00%, 03/01/2032	601,176
	Kirkwood, MO, Industrial Dev Auth Retirement Community
2,500,000	5.25%, 05/15/2042	2,808,500
2,000,000	5.25%, 05/15/2050	2,225,720
3,500,000	8.25%, 05/15/2045	3,628,555
1,255,000	St. Louis County, MO, Industrial Dev Auth 5.00%, 09/01/2026	1,454,972
1,000,000	Stone Canyon, MO, Community Improvement Dist Rev 5.75%, 04/01/2027*	260,000

		22,355,281

	Montana - 0.6%
2,780,000	Montana Board of Housing 4.00%, 12/01/2043	2,989,779
2,500,000	Montana Facs Finance Auth 5.00%, 02/15/2028	3,017,325

		6,007,104

	Nebraska - 0.5%
	Central Plains, NE, Energy Project
1,000,000	5.00%, 09/01/2022	1,089,810
210,000	5.00%, 09/01/2025	244,850
3,325,000	5.00%, 09/01/2028	4,066,275

		5,400,935

	Nevada - 1.4%
	City of North Las Vegas, NV
475,000	4.50%, 06/01/2039	502,925
745,000	4.63%, 06/01/2043	789,439
1,000,000	4.63%, 06/01/2049	1,052,470

The accompanying notes are an integral part of these financial statements.

94

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Nevada - 1.4% - (continued)
	Clark County, NV, School Dist, GO
$830,000	5.00%, 06/15/2026	$993,759
1,000,000	5.00%, 06/15/2028	1,239,260
6,460,000	5.00%, 06/15/2029	8,104,613
755,000	Clark County, NV, Special Improvement Dist 2.25%, 12/01/2019	755,128
	Las Vegas, NV, Special Improvement Dist
325,000	5.00%, 06/01/2027	351,839
360,000	5.00%, 06/01/2028	388,292
615,000	5.00%, 06/01/2029	660,627
10,000	Nevada State Natural Resources, GO 5.00%, 03/01/2026	11,229
	Reno, NV
250,000	5.00%, 06/01/2024	286,818
250,000	5.00%, 06/01/2026	300,658

		15,437,057

	New Jersey - 1.3%
	City of Atlantic City, NJ, GO
250,000	5.00%, 03/01/2021	261,028
400,000	5.00%, 03/01/2022	430,956
705,000	City of Bayonne, NJ 0.00%, 07/01/2023(2)	663,553
	New Jersey Economic Dev Auth
1,000,000	5.00%, 09/01/2021	1,046,000
1,200,000	5.00%, 06/15/2023	1,334,532
500,000	New Jersey Economic Dev Auth Rev, School Facs Construction Bond 5.00%, 06/15/2020	510,675
	New Jersey Transportation Trust Fund Auth
5,000,000	0.00%, 12/15/2032(2)	3,531,950
1,500,000	5.00%, 06/15/2021	1,584,870
1,000,000	5.00%, 12/15/2023	1,130,490
2,870,000	Tobacco Settlement Financing Corp., NJ 5.00%, 06/01/2029	3,523,757

		14,017,811

	New Mexico - 0.1%
1,045,000	City of Santa Fe 5.00%, 05/15/2049	1,149,040

	New York - 6.2%
	City of New York, NY, GO
2,190,000	5.00%, 08/01/2032	2,772,803
1,250,000	5.00%, 08/01/2033	1,577,413
2,445,000	5.00%, 08/01/2034	3,077,742
370,000	Metropolitan Transportation Auth, NY, Rev 0.00%, 11/15/2027(2)	314,211
2,750,000	New York and New Jersey Port Auth, Taxable Rev 5.00%, 10/15/2025	3,206,747
1,000,000	New York City, NY Transitional Finance Auth Building Aid Rev 5.00%, 07/15/2026	1,217,260
	New York City, NY Transitional Finance Auth Future Tax Secured Rev
2,000,000	4.00%, 11/01/2036	2,308,260
1,525,000	4.00%, 11/01/2037	1,749,663
1,335,000	New York City, NY, Housing Dev Corp. 4.50%, 02/15/2048	1,412,483
475,000	New York Mortgage Agency Rev 3.50%, 10/01/2034	492,157
	New York State Dormitory Auth Rev
1,670,000	5.00%, 03/15/2022	1,758,493
2,000,000	5.00%, 12/15/2027	2,226,740
2,500,000	5.00%, 03/15/2030	2,955,350
2,500,000	5.00%, 03/15/2031	3,033,200
2,500,000	5.00%, 03/15/2033	3,015,125
3,800,000	5.00%, 03/15/2035	4,738,486
4,000,000	5.00%, 03/15/2043	4,752,120
860,000	New York State Energy Research & Dev Auth 2.38%, 07/01/2026(4)	862,864

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	New York - 6.2% - (continued)
$2,300,000	New York State Liberty Dev Corp. Rev 5.15%, 11/15/2034(1)	$2,576,023
1,000,000	New York State Thruway Auth Rev 4.00%, 01/01/2037	1,091,580
1,000,000	New York State Urban Dev Corp. Rev 5.00%, 03/15/2026	1,124,250
2,500,000	Sales Tax Asset Receivable Corp., NY 5.00%, 10/15/2029	2,942,400
4,790,000	State of New York Mortgage Agency 3.50%, 10/01/2032	5,154,902
	Syracuse, NY, Industrial Dev Agency
320,000	5.00%, 01/01/2029	354,378
2,635,000	5.00%, 01/01/2031	2,923,322
	Town of Oyster Bay, NY, GO
615,000	2.63%, 03/01/2020	615,271
265,000	3.00%, 03/01/2021	271,389
1,400,000	4.00%, 02/15/2020	1,409,534
155,000	4.00%, 11/01/2022	158,997
2,340,000	5.00%, 08/15/2024	2,718,659
1,325,000	Triborough Bridge & Tunnel Auth, NY 0.00%, 11/15/2031(2)	989,563
2,000,000	TSASC, Inc., NY 5.00%, 06/01/2026	2,393,440
1,000,000	Yonkers, NY, GO 5.00%, 03/15/2021	1,052,360

		67,247,185

	North Carolina - 1.3%
1,325,000	North Carolina Eastern Municipal Power Agency 4.00%, 01/01/2020	1,330,963
2,475,000	North Carolina Housing Finance Agency 4.00%, 07/01/2047	2,648,844
2,970,000	North Carolina Medical Care Commission 5.00%, 01/01/2049	3,388,503
	North Carolina Medical Care Commission Retirement Finance Auth Rev, First Mortgage Galloway Ridge
1,050,000	5.00%, 01/01/2039	1,209,054
670,000	5.00%, 01/01/2044	766,875
1,555,000	5.88%, 01/01/2031	1,566,460
1,000,000	6.00%, 01/01/2039	1,007,550
	North Carolina Medical Care Commission Rev
245,000	4.00%, 01/01/2026	268,341
565,000	5.00%, 01/01/2027	659,457
795,000	5.00%, 01/01/2028	938,903
275,000	5.00%, 01/01/2029	325,501

		14,110,451

	North Dakota - 0.4%
4,000,000	North Dakota Housing Finance Agency 4.25%, 07/01/2049	4,405,000

	Ohio - 3.2%
2,000,000	Allen County, OH, Hospital Facs Rev 5.00%, 05/01/2023	2,177,280
5,000,000	American Municipal Power, Inc., OH 2.30%, 02/15/2038(4)	5,077,550
	Buckeye, OH, Tobacco Settlement Finance Auth
11,000,000	5.88%, 06/01/2047	11,070,620
6,680,000	6.00%, 06/01/2042	6,718,009
	Cleveland, OH, Airport System Rev
1,165,000	5.00%, 01/01/2022	1,257,711
1,385,000	5.00%, 01/01/2023	1,542,807
1,200,000	Cuyahoga, OH, Community College Dist 5.00%, 08/01/2027	1,211,268
4,000,000	Dayton, OH, City School Dist, GO 5.00%, 11/01/2027	5,005,040

The accompanying notes are an integral part of these financial statements.

95

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Ohio - 3.2% - (continued)
$430,000	Hamilton County, OH, Sales Tax Rev 5.00%, 12/01/2027	$543,391

		34,603,676

	Oklahoma - 0.3%
	Oklahoma Dev Finance Auth
935,000	5.25%, 08/15/2048	1,109,443
935,000	5.50%, 08/15/2057	1,114,183
640,000	Oklahoma Housing Finance Agency 5.00%, 09/01/2043	665,242

		2,888,868

	Oregon - 2.1%
1,665,000	Benton & Linn Counties, OR, Consolidated School Dist No. 509J & 509A Corvallis 5.00%, 06/15/2038	1,996,585
1,150,000	Clackamas County, OR, Hospital Facs Auth 2.80%, 05/15/2024	1,150,310
8,200,000	Clackamas County, OR, School Dist No. 12, GO 0.00%, 06/15/2040(2)	3,794,222
625,000	Jackson County, OR, School Dist No. 4, GO 0.00%, 06/15/2034(2)	391,931
1,105,000	Marion County, OR, School Dist No. 15 North Marion 0.00%, 06/15/2037(2)	601,529
850,000	Multnomah & Clackamas Counties, OR, School Dist No. 10JT Gresham-Barlow 0.00%, 06/15/2038(2)	470,305
2,500,000	Oregon Health & Science University 4.00%, 07/01/2046	2,765,250
	Port of Portland, OR, Airport Rev
1,000,000	5.00%, 07/01/2031	1,141,040
750,000	5.00%, 07/01/2032	853,980
	Salem Hospital Facs Auth, OR
910,000	5.00%, 05/15/2038	1,055,536
720,000	5.00%, 05/15/2048	825,919
3,315,000	State of Oregon Housing & Community Services Department 4.50%, 01/01/2049	3,634,699
7,505,000	Washington Clackamas & Yamhill Counties, OR, School Dist No. 88J 0.00%, 06/15/2034(2)	4,763,574

		23,444,880

	Pennsylvania - 6.6%
905,000	Allegheny County, PA, Industrial Dev Auth, Charter School 6.75%, 08/15/2035	932,231
	Beaver County, PA, GO
1,220,000	5.00%, 11/15/2020	1,261,968
1,285,000	5.00%, 11/15/2021	1,377,623
1,345,000	5.00%, 11/15/2022	1,485,512
965,000	City of Philadelphia, PA 5.00%, 08/01/2021	1,026,963
1,555,000	City of Philadelphia, PA, Airport Rev 5.00%, 02/01/2035	1,939,940
930,000	City of Philadelphia, PA, Water & Wastewater Rev 5.00%, 11/01/2029	1,157,915
	Commonwealth Finance Auth, PA
3,000,000	5.00%, 06/01/2026	3,533,790
125,000	5.00%, 06/01/2028	155,718
1,070,000	5.00%, 06/01/2029	1,326,886
145,000	5.00%, 06/01/2031	178,182
1,000,000	Delaware River, PA, Joint Toll Bridge Commission 5.00%, 07/01/2031	1,235,490
	Erie, PA, City School Dist, GO
2,440,000	5.00%, 04/01/2028	3,030,651
1,105,000	5.00%, 04/01/2029	1,395,096
2,410,000	Harrisburg, PA, School Dist, GO 5.00%, 11/15/2026	2,956,684

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Pennsylvania - 6.6% - (continued)
	Lancaster County, PA, Hospital Auth
$635,000	5.00%, 07/01/2024	$693,268
515,000	5.00%, 07/01/2025	570,193
	Montgomery County, PA, Industrial Dev Auth Rev
760,000	5.00%, 12/01/2044	878,986
2,455,000	5.00%, 12/01/2046	2,716,973
1,000,000	5.00%, 12/01/2049	1,153,950
920,000	Pennsylvania Higher Educational Facs Auth Rev 5.00%, 05/01/2032	1,110,688
	Pennsylvania Housing Finance Agency
1,000,000	3.10%, 04/01/2023	1,021,640
1,025,000	3.10%, 10/01/2023	1,047,027
2,250,000	Pennsylvania State, Industrial Dev Auth 5.00%, 07/01/2021	2,389,545
	Pennsylvania Turnpike Commission Rev
575,000	2.00%, 12/01/2020, MUNIPSA + 0.880%(3)	577,162
2,000,000	2.02%, 12/01/2021, MUNIPSA + 0.900%(3)	2,021,600
925,000	2.10%, 12/01/2021, MUNIPSA + 0.980%(3)	936,146
800,000	5.00%, 12/01/2020	832,896
1,000,000	5.00%, 12/01/2021	1,078,530
500,000	5.00%, 12/01/2027	605,770
1,000,000	5.00%, 12/01/2029	1,210,730
1,590,000	5.00%, 12/01/2030	1,916,729
1,000,000	5.00%, 12/01/2031	1,234,150
2,000,000	5.00%, 12/01/2033	2,387,200
2,615,000	5.00%, 12/01/2037	2,863,451
755,000	5.00%, 12/01/2042	903,765
	Philadelphia, PA, GO
1,550,000	5.00%, 02/01/2033	1,943,809
2,000,000	5.00%, 02/01/2034	2,502,060
	Philadelphia, PA, School Dist, GO
1,560,000	5.00%, 09/01/2022	1,715,984
2,000,000	5.00%, 09/01/2023	2,264,360
1,100,000	5.00%, 09/01/2031	1,368,268
1,060,000	5.00%, 09/01/2032	1,313,859
200,000	5.25%, 09/01/2023	206,626
	Pittsburgh, PA, Water & Sewer Auth
195,000	5.00%, 09/01/2032	247,398
735,000	5.00%, 09/01/2034	927,658
	Pittsburgh, PA, School Dist, GO
3,145,000	5.00%, 09/01/2021	3,361,816
1,500,000	5.00%, 09/01/2023	1,601,475
950,000	Pittsburgh, PA, Water & Sewer Auth 5.00%, 09/01/2033	1,202,187
500,000	Reading, PA, School Dist, GO 5.00%, 03/01/2038	586,570
1,500,000	Wilkes-Barre Area, PA, School Dist 5.00%, 04/15/2059	1,778,115

		72,165,233

	Puerto Rico - 0.7%
1,085,000	Puerto Rico Highway & Transportation Auth 4.95%, 07/01/2026	1,098,932
	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev
6,525,000	0.00%, 07/01/2051(2)	1,265,132
4,750,000	5.00%, 07/01/2058	4,986,550

		7,350,614

	Rhode Island - 0.8%
	Rhode Island Health & Educational Building Corp.
2,700,000	5.00%, 05/15/2027	3,165,750
2,020,000	5.00%, 05/15/2028	2,458,885

The accompanying notes are an integral part of these financial statements.

96

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Rhode Island - 0.8% - (continued)
$1,345,000	Rhode Island Housing & Mortgage Finance Corp. 2.75%, 04/01/2040	$1,378,867
1,000,000	Rhode Island Student Loan Auth 5.00%, 12/01/2028	1,228,250

		8,231,752

	South Carolina - 1.8%
1,987,000	Lancaster County, SC, Sun City Assessment 7.70%, 11/01/2017*	417,270
	South Carolina Jobs-Economic Dev Auth
4,355,000	5.00%, 05/01/2029	5,405,121
1,375,000	5.00%, 05/01/2048	1,603,360
1,000,000	5.25%, 08/01/2024	1,146,550
	South Carolina Port Auth
1,240,000	5.00%, 07/01/2029	1,568,650
1,100,000	5.00%, 07/01/2030	1,382,337
3,190,000	5.00%, 07/01/2031	3,973,847
	South Carolina State Public Service Auth
1,665,000	5.00%, 12/01/2031	1,920,278
2,350,000	5.00%, 12/01/2034	2,690,961

		20,108,374

	South Dakota - 1.6%
	South Dakota Housing Dev Auth
1,125,000	2.45%, 11/01/2023	1,152,236
1,990,000	3.50%, 11/01/2046	2,088,903
790,000	4.00%, 11/01/2047	850,490
8,500,000	4.00%, 11/01/2049	9,362,155
	South Dakota State Educational Enhancement Funding Corp.
835,000	5.00%, 06/01/2023	928,278
1,395,000	5.00%, 06/01/2024	1,547,083
1,000,000	5.00%, 06/01/2026	1,104,220

		17,033,365

	Tennessee - 1.1%
890,000	Chattanooga, TN, Health Educational & Housing Facs Board Rev 5.00%, 08/01/2044	1,052,149
	Tennessee Housing Dev Agency
1,615,000	3.50%, 07/01/2045	1,697,220
4,515,000	3.50%, 01/01/2047	4,749,367
4,375,000	4.00%, 01/01/2049	4,724,300

		12,223,036

	Texas - 9.3%
1,000,000	Arlington, TX 5.00%, 02/15/2034	1,153,670
1,000,000	Arlington, TX, Higher Education Finance Corp. Rev 5.00%, 08/15/2027	1,151,300
	Austin, TX, Airport System Rev
595,000	5.00%, 11/15/2026	724,662
1,125,000	5.00%, 11/15/2028	1,358,662
560,000	5.00%, 11/15/2030	671,205
1,620,000	Austin, TX, Independent School Dist 4.00%, 08/01/2033	1,887,608
1,800,000	Central Texas Turnpike System Rev 5.00%, 08/15/2032	2,042,766
1,060,000	City of Houston, TX 0.00%, 09/01/2025(2)	959,915
5,215,000	City of San Antonio, TX, Electric & Gas Systems Rev 5.00%, 02/01/2032	6,262,832
	Clifton, TX, Higher Education Finance Corp.
1,000,000	4.00%, 08/15/2029	1,163,670
1,050,000	4.00%, 08/15/2030	1,197,872
500,000	4.00%, 08/15/2031	565,775
1,000,000	Dallas, TX, Area Rapid Transit Sales Tax Rev 5.00%, 12/01/2030	1,201,800
750,000	Dallas-Fort Worth, TX, International Airport Rev 5.00%, 11/01/2023	777,180

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Texas - 9.3% - (continued)
$1,000,000	Denton, TX, Independent School Dist, GO 0.00%, 08/15/2020(2)	$990,470
1,500,000	Grapevine-Colleyville, TX, Independent School Dist, GO 5.00%, 08/15/2027	1,798,680
	Harris County - Houston, TX, Sports Auth
2,500,000	5.00%, 11/15/2030	2,871,125
500,000	5.00%, 11/15/2032	567,960
350,000	5.00%, 11/15/2034	396,624
1,605,000	Harris County, TX, Toll Road Auth 5.00%, 08/15/2032	1,990,762
	Kerrville, TX, Health Facs Dev Corp.
1,300,000	5.00%, 08/15/2024	1,497,379
1,500,000	5.00%, 08/15/2035	1,712,040
1,580,000	La Joya, TX, Independent School Dist, GO 5.00%, 02/15/2025	1,816,558
	New Hope, TX, Cultural Education Facs Finance Corp.
700,000	1.85%, 11/01/2020	693,203
340,000	3.25%, 11/15/2022	340,014
3,375,000	5.00%, 11/01/2031	3,675,442
1,000,000	5.00%, 11/01/2046	1,070,260
	North Texas Tollway Auth Rev
5,000,000	0.00%, 01/01/2032(2)	3,756,000
1,000,000	5.00%, 01/01/2030	1,134,990
1,200,000	5.00%, 01/01/2035	1,414,140
1,440,000	San Antonio, TX, Water Rev 5.00%, 05/15/2031	1,730,419
1,000,000	Spring Branch, TX, Independent School Dist, GO 5.00%, 02/01/2026	1,183,940
10,200,000	State of Texas 4.00%, 08/27/2020	10,432,866
25,000,000	State of Texas, GO 1.21%, 06/01/2043(4)	25,000,000
2,575,000	Tarrant County, TX, Cultural Education Facs 5.00%, 10/01/2034	2,817,642
1,885,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 6.25%, 12/15/2026	2,198,551
1,755,000	Texas Transportation Commission 0.00%, 08/01/2038(2)	841,628
2,000,000	Travis County, TX, Health Facs Dev 7.13%, 11/01/2040	2,114,000
	Wylie, TX, Independent School Dist
3,905,000	4.00%, 08/15/2035	4,550,965
3,095,000	4.00%, 08/15/2036	3,596,111

		101,310,686

	Utah - 0.2%
490,000	Salt Lake County, UT 5.13%, 02/15/2033	577,043
1,875,000	Utah Housing Corp. 4.00%, 01/01/2045	1,993,594

		2,570,637

	Vermont - 0.5%
	Vermont Housing Finance Agency
1,685,000	4.00%, 11/01/2045	1,758,045
1,775,000	4.00%, 11/01/2046	1,891,173
2,175,000	4.00%, 05/01/2048	2,317,854

		5,967,072

	Virginia - 0.2%
1,500,000	Chesapeake Bay, VA, Bridge & Tunnel Dist 5.00%, 07/01/2051	1,714,875

	Washington - 0.6%
2,060,000	Chelan County, WA, Public Utility Dist No. 1 0.00%, 06/01/2028(2)	1,743,769
	Washington State Health Care Facs Auth Rev
780,000	5.00%, 07/01/2028	900,190
2,000,000	5.00%, 03/01/2029	2,317,120

The accompanying notes are an integral part of these financial statements.

97

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
	Washington - 0.6% - (continued)
$1,560,000	Washington State Housing Finance Commission 5.00%, 01/01/2055(1)	$1,690,385

		6,651,464

	West Virginia - 0.4%
1,000,000	West Virginia Housing Dev Fund 2.80%, 11/01/2022	1,030,990
	West Virginia State Economic Dev Auth
2,000,000	1.70%, 01/01/2041(4)	2,001,120
1,555,000	2.55%, 03/01/2040(4)	1,614,821

		4,646,931

	Wisconsin - 2.1%
1,790,000	Milwaukee County, WI, Airport Rev 5.00%, 12/01/2025	2,037,450
	Public Finance Auth, WI
1,600,000	5.00%, 09/01/2025(1)	1,792,480
2,940,000	5.00%, 07/01/2035	3,535,997
1,050,000	5.00%, 07/01/2036	1,259,485
875,000	5.00%, 10/01/2043(1)	969,351
2,340,000	5.00%, 10/01/2044	2,808,585
3,200,000	5.00%, 10/01/2048(1)	3,535,936
1,000,000	5.00%, 10/01/2053(1)	1,102,140
	Wisconsin State Health & Educational Facs Auth Rev
3,000,000	5.00%, 11/15/2027	3,490,230
1,700,000	5.00%, 12/01/2028	1,964,724

		22,496,378

	Wyoming - 0.1%
1,360,000	Wyoming Community Dev Auth 4.00%, 12/01/2046	1,454,479

	Total Municipal Bonds (cost $1,005,541,840)	$1,053,089,270

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 2.7%
	Other Investment Pools & Funds - 2.7%
$28,940,001	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(5)	$28,940,001

	Total Short-Term Investments (cost $28,940,001)	$28,940,001

Total Investments (cost $1,034,481,841)	99.3%	$1,082,029,271
Other Assets and Liabilities	0.7%	8,142,835

Total Net Assets	100.0%	$1,090,172,106

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $18,921,218, representing 1.7% of net assets.

(2)	Security is a zero-coupon bond.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2019. Base lending rates may be subject to a floor or cap.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$1,053,089,270	$—	$1,053,089,270	$—
Short-Term Investments	28,940,001	28,940,001	—	—

Total	$1,082,029,271	$28,940,001	$1,053,089,270	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

98

Hartford Municipal Short Duration Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.4%
	Alabama - 1.3%
$250,000	State of Alabama, Docks Department 5.00%, 10/01/2024	$287,110

	Arizona - 2.0%
100,000	Maricopa County, AZ, Industrial Dev Auth 5.00%, 09/01/2022	109,882
200,000	Maricopa County, AZ, Pollution Control Corp. 5.00%, 06/01/2035	203,700
105,000	Tempe, AZ, Industrial Dev Auth 4.00%, 10/01/2023(1)	106,016

		419,598

	California - 2.5%
195,000	California County, CA, Tobacco Securitization Agency 5.00%, 06/01/2020	198,551
245,000	Orange County, CA, Community Facs Dist, Special Tax 4.00%, 08/15/2021	254,401
75,000	Roseville, CA, Natural Gas Financing Auth 5.00%, 02/15/2023	82,997

		535,949

	Colorado - 1.7%
150,000	Denver, CO, Convention Center Hotel Auth 5.00%, 12/01/2022	164,370
40,000	E-470 Public Highway, CO, Auth Rev 2.25%, 09/01/2039, 1 mo. USD LIBOR + 1.050%(2)	40,355
150,000	Park Creek, CO, Metropolitan Dist Rev 5.00%, 12/01/2021	160,461

		365,186

	Connecticut - 1.2%
110,000	Connecticut State Health & Educational Facs Auth 5.00%, 07/01/2020	112,687
140,000	State of Connecticut, GO 5.00%, 07/15/2022	153,429

		266,116

	District of Columbia - 0.5%
95,000	Metropolitan Washington, DC, Airports Auth System Rev 5.00%, 10/01/2039	97,996

	Florida - 5.7%
250,000	Alachua County Health Facilities Auth 4.00%, 12/01/2023	274,920
165,000	Broward County, FL, Airport System Rev 5.00%, 10/01/2020	170,446
200,000	City of Atlantic Beach, FL 3.00%, 11/15/2023	201,176
	JEA, FL, Electric System Rev
100,000	5.00%, 10/01/2021	106,852
100,000	5.00%, 10/01/2022	110,919
50,000	Miami-Dade County, FL, Aviation Rev 5.00%, 10/01/2024	58,008
	Miami-Dade County, FL, Seaport Department Rev
65,000	5.00%, 10/01/2021	69,225
145,000	5.00%, 10/01/2022	157,914
75,000	Tampa-Hillsborough County, FL, Expressway Auth 5.00%, 07/01/2021	79,575

		1,229,035

	Georgia - 2.4%
	Burke County, GA, Dev Auth Rev
70,000	2.35%, 10/01/2032(3)	70,571
100,000	3.00%, 11/01/2045(3)	102,594
50,000	Main Street Natural Gas, Inc., GA 4.00%, 08/01/2049(3)	56,098
100,000	Monroe County, GA, Dev Auth Rev 2.40%, 01/01/2039(3)	100,331
	Municipal Electric Auth, GA
75,000	5.00%, 01/01/2021	78,108
100,000	5.00%, 11/01/2022	110,349

		518,051

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.4% - (continued)
	Illinois - 21.3%
	Chicago, IL, Board of Education, GO
$45,000	0.00%, 12/01/2021(4)	$42,810
55,000	0.00%, 12/01/2022(4)	51,011
100,000	0.00%, 12/01/2024(4)	87,937
200,000	5.00%, 12/01/2021	211,318
225,000	Chicago, IL, Midway International Airport Rev 5.00%, 01/01/2023	248,794
280,000	Chicago, IL, O’Hare International Airport 5.00%, 01/01/2023	309,792
	Chicago, IL, Transit Auth
100,000	5.00%, 06/01/2020	101,943
100,000	5.00%, 12/01/2022	107,233
	City of Chicago, IL, GO
85,000	4.00%, 01/01/2020	85,264
135,000	5.00%, 01/01/2022	142,131
70,000	City of Chicago, IL, Park Dist, GO 3.00%, 01/01/2021	70,503
	City of Chicago, IL, Wastewater Transmission Rev
160,000	0.00%, 01/01/2022(4)	153,731
110,000	0.00%, 01/01/2024(4)	100,835
85,000	City of Chicago, IL, Waterworks Rev 5.00%, 11/01/2020	87,849
	City of Decatur, IL, GO
65,000	3.00%, 03/01/2022	66,940
150,000	5.00%, 03/01/2023	165,945
	Cook County, IL, GO
100,000	5.00%, 11/15/2019	100,110
200,000	5.00%, 11/15/2022	219,036
125,000	Illinois Housing Dev Auth 3.05%, 08/01/2022	129,820
	Illinois State Finance Auth Rev
50,000	5.00%, 08/15/2020	51,198
100,000	5.00%, 11/15/2021	107,078
100,000	Kane McHenry Cook & DeKalb Counties, IL, Unified School Dist, GO 4.00%, 01/01/2020	100,429
50,000	Kendall Kane & Will Counties, IL, Unified School Dist, GO 0.00%, 02/01/2021(4)	49,023
	Metropolitan Pier & Exposition Auth, IL
160,000	0.00%, 12/15/2019(4)	159,682
200,000	0.00%, 06/15/2021(4)	194,016
85,000	5.50%, 12/15/2023	91,777
	Railsplitter, IL, Tobacco Settlement Auth
150,000	5.00%, 06/01/2022	163,363
50,000	5.25%, 06/01/2021	52,962
150,000	Sales Tax Securitization Corp., IL 5.00%, 01/01/2024	167,959
	State of Illinois, GO
240,000	4.00%, 06/15/2020	243,161
75,000	5.00%, 04/01/2021	78,065
120,000	5.00%, 02/01/2022	127,406
200,000	5.00%, 11/01/2022	216,354
100,000	5.00%, 10/01/2023	110,008
150,000	Village of Bolingbrook, IL, GO 5.00%, 01/01/2023	166,353

		4,561,836

	Iowa - 0.2%
30,000	Iowa Student Loan Liquidity Corp. 5.00%, 12/01/2022	33,092

	Kentucky - 1.2%
40,000	Kentucky Bond Dev Corp. 5.00%, 09/01/2023	45,239
200,000	Kentucky Public Energy Auth 4.00%, 01/01/2049(3)	221,222

		266,461

	Louisiana - 1.6%
110,000	City of New Orleans, LA, Sewerage Service Rev 5.00%, 06/01/2021	116,377
200,000	New Orleans, LA, Aviation Board 5.00%, 01/01/2023	220,564

		336,941

The accompanying notes are an integral part of these financial statements.

99

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.4% - (continued)
	Maine - 0.4%
$70,000	Finance Auth of Maine 5.00%, 12/01/2021	$74,825

	Maryland - 0.3%
20,000	Maryland Economic Dev Corp. 4.00%, 06/01/2020	20,308
40,000	Maryland Health & Higher Educational Facs Auth 2.88%, 07/01/2023	41,815

		62,123

	Massachusetts - 4.2%
	Massachusetts Dev Finance Agency
100,000	3.50%, 10/01/2022(1)	103,928
150,000	5.00%, 07/01/2024	174,288
270,000	5.00%, 07/01/2025	318,104
	Massachusetts Educational Financing Auth
20,000	5.00%, 07/01/2023	22,419
80,000	5.00%, 07/01/2024	91,939
35,000	Massachusetts Housing Finance Agency 1.50%, 12/01/2047(3)	35,012
150,000	Massachusetts State Dev Finance Agency Rev 5.00%, 07/01/2022	163,367

		909,057

	Michigan - 0.8%
70,000	City of Detroit, MI, GO 5.00%, 04/01/2022	73,968
100,000	State of Michigan Rev 5.00%, 03/15/2021	105,152

		179,120

	Minnesota - 1.0%
200,000	Duluth, MN, Independent School Dist, No. 709 5.00%, 02/01/2022	215,402

	Missouri - 1.5%
50,000	City of St. Louis, MO, Airport Rev 5.00%, 07/01/2023	56,219
100,000	Kirkwood, MO, Industrial Dev Auth Retirement Community 5.00%, 05/15/2022	106,169
150,000	St. Louis County, MO, Industrial Dev Auth 5.00%, 09/01/2023	164,918

		327,306

	Nebraska - 1.8%
120,000	Central Plains, NE, Energy Project Gas Rev 5.25%, 12/01/2021	128,830
150,000	Nebraska Investment Finance Auth Rev 4.00%, 09/01/2048	162,565
100,000	Washington County, NE 2.38%, 09/01/2030(3)	100,656

		392,051

	Nevada - 2.1%
100,000	City of North Las Vegas, NV 3.50%, 06/01/2022	102,151
150,000	City of Reno, NV 5.00%, 06/01/2024	171,024
100,000	Clark County, NV, School Dist, GO 5.00%, 06/15/2025	118,513
65,000	Clark County, NV, Special Improvement Dist 2.25%, 12/01/2019	65,011

		456,699

	New Jersey - 3.4%
50,000	City of Atlantic City, NJ, GO 5.00%, 03/01/2020	50,544
200,000	City of Bayonne, NJ 0.00%, 07/01/2023(4)	188,242
	New Jersey Economic Dev Auth
100,000	5.00%, 06/15/2022	108,607
75,000	5.00%, 06/15/2023	83,408
60,000	New Jersey Transportation Trust Fund Auth 5.00%, 12/15/2023	67,830
	Tobacco Settlement Financing Corp., NJ
125,000	5.00%, 06/01/2023	139,391
70,000	5.00%, 06/01/2025	81,934

		719,956

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.4% - (continued)
	New Mexico - 3.9%
$250,000	City of Santa Fe, NM 2.63%, 05/15/2025	$250,220
	New Mexico Mortgage Finance Auth
80,000	3.75%, 03/01/2048	85,784
300,000	3.75%, 01/01/2050	327,009
150,000	4.00%, 01/01/2049	162,767

		825,780

	New York - 1.0%
100,000	Town of Oyster Bay, NY, GO 4.00%, 02/15/2020	100,681
100,000	TSASC, Inc., NY 5.00%, 06/01/2020	102,042

		202,723

	North Dakota - 0.5%
100,000	North Dakota Housing Finance Agency 3.50%, 07/01/2046	105,422

	Ohio - 2.2%
	Cleveland, OH, Airport System Rev
60,000	5.00%, 01/01/2022	64,775
60,000	5.00%, 01/01/2023	66,836
150,000	5.00%, 01/01/2024	170,674
50,000	County of Lucas, OH 5.00%, 11/15/2019	50,050
110,000	State of Ohio 5.00%, 06/15/2021	116,806

		469,141

	Oregon - 1.5%
60,000	Salem Hospital Facs Auth, OR 5.00%, 05/15/2025	69,989
	State of Oregon Housing & Community Services Department
125,000	3.50%, 07/01/2048	132,056
110,000	4.50%, 01/01/2049	120,608

		322,653

	Pennsylvania - 7.6%
35,000	City of Philadelphia, PA 5.00%, 08/01/2021	37,247
300,000	City of Philadelphia, PA, GO 5.00%, 02/01/2022	324,282
100,000	Lancaster County, PA, Hospital Auth 5.00%, 07/01/2020	101,678
	Lehigh County, PA, Industrial Dev Auth
65,000	1.80%, 02/15/2027(3)	65,640
55,000	1.80%, 09/01/2029(3)	55,290
150,000	Montgomery County, PA, Industrial Dev Auth Rev 4.00%, 12/01/2020	153,191
155,000	Northeastern Pennsylvania Hospital & Education Auth 5.00%, 05/01/2020	157,562
20,000	Philadelphia, PA, Hospitals & Higher Education Facs Auth 5.00%, 07/01/2020	20,410
	Philadelphia, PA, School Dist, GO
85,000	4.00%, 09/01/2022	86,947
65,000	5.00%, 09/01/2020	66,971
150,000	Reading, PA, School Dist, GO 5.00%, 03/01/2023	167,077
105,000	Redev. Auth of the City of Philadelphia, PA 5.00%, 04/15/2021	110,210
50,000	State Public School Building Auth 5.00%, 04/01/2021	52,537
200,000	Wilkes-Barre Area, PA, School Dist 5.00%, 04/15/2023	222,630

		1,621,672

	Puerto Rico - 0.7%
177,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev 0.00%, 07/01/2024(4)	155,100

	Rhode Island - 2.2%
150,000	Rhode Island Health & Educational Building Corp. 5.00%, 05/15/2022	162,363
30,000	Rhode Island Housing & Mortgage Finance Corp. 4.00%, 10/01/2032	30,950
100,000	Rhode Island Student Loan Auth 5.00%, 12/01/2023	112,683

The accompanying notes are an integral part of these financial statements.

100

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.4% - (continued)
	Rhode Island - 2.2% - (continued)
	Rhode Island Tobacco Settlement Financing Corp.
$100,000	5.00%, 06/01/2020	$101,984
60,000	5.00%, 06/01/2021	63,169

		471,149

	South Carolina - 0.8%
150,000	South Carolina Jobs-Economic Dev Auth 5.00%, 05/01/2024	172,986

	South Dakota - 1.3%
250,000	South Dakota State Educational Enhancement Funding Corp. 5.00%, 06/01/2023	277,928

	Tennessee - 5.6%
250,000	Chattanooga Health Educational & Housing Facs. Board, TN 5.00%, 08/01/2025	294,077
150,000	Shelby County, TN, Health Educational & Housing Facs Board 4.00%, 09/01/2022(1)	150,510
245,000	Tennessee Energy Acquisition Corp. 5.25%, 09/01/2026	293,236
	Tennessee Housing Dev Agency
105,000	3.50%, 07/01/2045	110,345
180,000	3.50%, 01/01/2047	189,497
155,000	3.50%, 01/01/2048	163,584

		1,201,249

	Texas - 6.3%
100,000	Arlington, TX, Higher Education Finance Corp. Rev 4.00%, 12/01/2022	107,849
70,000	Big Sandy, TX, Independent School Dist Upshur County, GO 5.00%, 02/15/2024	79,911
100,000	Central Texas Turnpike System Rev 5.00%, 08/15/2024	115,782
105,000	City of San Antonio, TX, Airport System 5.00%, 07/01/2022	114,414
50,000	Harris County, TX, Metropolitan Transportation Auth 5.00%, 11/01/2022	55,548
100,000	Kerrville, TX, Health Facs Dev Corp. 5.00%, 08/15/2020	102,688
100,000	Lower Colorado River, TX, Auth Rev 5.00%, 05/15/2020	101,993
150,000	New Hope, TX, Cultural Education Facs Finance Corp. 1.70%, 11/01/2019	150,000
100,000	North East Texas Regional Mobility Auth 5.00%, 01/01/2021	103,509
300,000	State of Texas 4.00%, 08/27/2020	306,849
100,000	University of Texas System 5.00%, 08/15/2020	102,965

		1,341,508

	Utah - 0.7%
130,000	Salt Lake County, UT 5.13%, 02/15/2033	153,093

	Virginia - 0.4%
90,000	Wise County, VA, Industrial Dev Auth Rev 1.88%, 11/01/2040(3)	90,259

	Washington - 3.0%
100,000	Chelan Cnty. Public Utility Dist. No 1, WA 0.00%, 06/01/2021(4)	97,839
195,000	Tobacco Settlement Auth, WA 5.00%, 06/01/2024	217,801
80,000	Washington State Health Care Facs Auth Rev 5.00%, 10/01/2039	81,254
250,000	Washington State Housing Finance Commission 2.38%, 01/01/2026(1)	250,217

		647,111

	West Virginia - 0.3%
55,000	West Virginia State Economic Dev Auth 2.55%, 03/01/2040(3)	57,116

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 96.4% - (continued)
	Wisconsin - 1.3%
	Public Finance Auth, WI
$150,000	4.00%, 07/01/2025	$167,801
100,000	5.00%, 05/15/2020(1)	101,559

		269,360

	Total Municipal Bonds (cost $20,263,622)	$20,638,160

SHORT-TERM INVESTMENTS - 3.7%
	Other Investment Pools & Funds - 3.7%
802,193	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(5)	$802,193

	Total Short-Term Investments (cost $802,193)	$802,193

Total Investments (cost $21,065,815)	100.1%	$21,440,353
Other Assets and Liabilities	(0.1)%	(24,456)

Total Net Assets	100.0%	$21,415,897

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $712,231, representing 3.3% of net assets.

(2)	Variable rate security; the rate reported is the coupon rate in effect at October 31, 2019. Base lending rates may be subject to a floor or cap.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Security is a zero-coupon bond.

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

101

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$20,638,160	$—	$20,638,160	$—
Short-Term Investments	802,193	802,193	—	—

Total	$21,440,353	$802,193	$20,638,160	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

102

The Hartford Quality Bond Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 26.1%
	Canada - 0.7%
$915,000	Master Credit Card Trust 3.74%, 07/21/2024(1)	$939,508

	Cayman Islands - 2.4%
1,305,000	ALM XVIII Ltd. 3.65%, 01/15/2028, 3 mo. USD LIBOR + 1.650%(1)(2)	1,302,040
	BlueMountain CLO Ltd.
675,000	3.55%, 10/22/2030, 3 mo. USD LIBOR + 1.600%(1)(2)	667,862
605,000	4.50%, 04/13/2027, 3 mo. USD LIBOR + 2.500%(1)(2)	605,198
250,000	Carlyle Global Market Strategies CLO Ltd. 2.97%, 04/17/2031, 3 mo. USD LIBOR + 0.970%(1)(2)	247,248
350,000	LCM L.P. 3.37%, 04/20/2028, 3 mo. USD LIBOR + 1.400%(1)(2)	345,075

		3,167,423

	United States - 23.0%
8,220,979	Benchmark Mortgage Trust 0.54%, 07/15/2051(3)(4)	289,971
2,524,020	Cantor Commercial Real Estate 1.14%, 05/15/2052(4)	214,803
961,000	Capital Auto Receivables Asset Trust 3.62%, 05/20/2021	962,792
265,000	Citigroup Commercial Mortgage Trust 3.15%, 11/15/2049	278,289
209,671	COLT Mortgage Loan Trust 3.87%, 10/26/2048(1)(3)	211,132
750,000	CSMC Trust 2.76%, 04/05/2033(1)	752,545
521,120	Deephaven Residential Mortgage Trust 3.56%, 04/25/2059(1)(3)	525,276
	Fannie Mae Connecticut Avenue Securities
19,434	3.27%, 01/25/2029, 1 mo. USD LIBOR + 1.450%(2)	19,455
270,000	3.82%, 03/25/2031, 1 mo. USD LIBOR + 2.000%(2)	270,475
965,000	4.37%, 12/25/2030, 1 mo. USD LIBOR + 2.550%(2)	978,885
865,000	6.07%, 01/25/2029, 1 mo. USD LIBOR + 4.250%(2)	913,091
760,891	6.27%, 01/25/2029, 1 mo. USD LIBOR + 4.450%(2)	800,537
936,847	6.82%, 07/25/2025, 1 mo. USD LIBOR + 5.000%(2)	1,001,474
2,677,000	FNMA 1.57%, 05/25/2029(3)(4)(5)(6)	286,523
1,330,000	Ford Credit Auto Owner Trust 3.61%, 01/15/2030(1)	1,371,950
	FREMF Mortgage Trust
440,000	3.73%, 10/25/2049(1)(3)	461,804
490,000	3.76%, 07/25/2026(1)(3)	499,638
350,000	3.80%, 02/25/2050(1)(3)	364,823
230,000	3.84%, 10/25/2049(1)(3)	242,689
995,000	3.88%, 02/25/2050(1)(3)	1,037,420
600,000	3.95%, 08/25/2047(1)(3)	616,046
1,610,000	3.98%, 04/25/2051(1)(3)	1,715,236
165,000	4.22%, 06/25/2047(1)(3)	178,350
184,000	4.33%, 12/25/2044(1)(3)	191,355
211,000	4.38%, 02/25/2052(1)(3)	226,673
370,000	Hertz Vehicle Financing II L.P. 3.29%, 02/25/2024(1)	379,514
592,640	Mill City Mortgage Loan Trust 3.25%, 05/25/2062(1)(3)	605,624
815,000	Morgan Stanley Bank of America Merrill Lynch Trust 3.83%, 12/15/2047	868,345
59,648	MortgageIT Trust 2.46%, 02/25/2035, 1 mo. USD LIBOR + 0.640%(2)	60,360
1,187,000	Natixis Commercial Mortgage Securities Trust 4.40%, 06/17/2038(1)	1,344,691

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 26.1% - (continued)
	United States - 23.0% - (continued)
	New Residential Mortgage Loan Trust
$1,125,544	3.75%, 01/25/2054(1)(3)	$1,172,184
55,125	3.75%, 05/25/2054(1)(3)	56,096
175,221	3.75%, 11/25/2056(1)(3)	182,758
708,405	4.00%, 02/25/2057(1)(3)	743,516
	NRZ Excess Spread-Collateralized Notes
425,353	3.19%, 01/25/2023(1)	427,255
185,301	3.27%, 02/25/2023(1)	186,141
	Seasoned Credit Risk Transfer Trust
450,890	3.50%, 11/25/2057	479,673
1,216,061	3.50%, 03/25/2058	1,280,098
1,220,534	3.50%, 07/25/2058	1,301,288
243,610	3.50%, 08/25/2058	259,912
1,092,498	3.50%, 10/25/2058	1,150,029
280,000	SoFi Consumer Loan Program Trust 3.79%, 04/26/2027(1)	287,096
474,299	Spruce Hill Mortgage Loan Trust 3.40%, 04/29/2049(1)(3)	477,946
	Towd Point Mortgage Trust
642,000	3.75%, 04/25/2055(1)(3)	668,822
389,978	3.75%, 05/25/2058(1)(3)	405,109
385,000	Toyota Auto Loan Extended Note Trust 2.56%, 11/25/2031(1)	394,159
	Verus Securitization Trust
625,471	2.78%, 07/25/2059(1)(7)	627,900
553,363	3.21%, 04/25/2059(1)(3)	557,867
375,000	3.70%, 07/25/2047(1)(3)	381,887
1,050,000	VNDO Mortgage Trust 3.34%, 11/15/2030(1)(3)	1,073,621
	Wells Fargo Bank N.A.
2,039,330	0.84%, 09/15/2061(3)(4)	139,221
1,851,695	1.04%, 04/15/2052(3)(4)	151,576
475,621	Wells Fargo Mortgage Backed Securities Trust 4.00%, 11/25/2048(1)(3)	485,133

		30,559,053

	Total Asset & Commercial Mortgage Backed Securities (cost $33,829,328)	$34,665,984

CORPORATE BONDS - 0.2%
	REITS - 0.2%
295,000	SBA Tower Trust 2.84%, 01/15/2025(1)	$297,933

	Total Corporate Bonds (cost $295,000)	$297,933

U.S. GOVERNMENT AGENCIES - 83.9%
	Mortgage-Backed Agencies - 83.4%
	FHLMC - 15.9%
$10,411	0.00%, 11/15/2036(8)(9)	$9,508
7,235,610	0.29%, 01/25/2027(3)(4)	137,924
4,367,741	0.61%, 03/25/2027(3)(4)	172,482
191,783	2.50%, 12/15/2026(4)	8,363
876,995	2.50%, 03/15/2028(4)	57,890
85,534	2.50%, 03/15/2028	5,511
138,753	2.50%, 05/15/2028(4)	9,744
1,059,711	2.75%, 12/15/2041	1,039,457
183,140	3.00%, 05/15/2032(4)	10,593
365,491	3.00%, 03/01/2033	375,514
140,601	3.00%, 03/15/2033(4)	15,104
740,181	3.00%, 04/01/2033	760,454
919,667	3.00%, 01/01/2037	943,772
302,000	3.00%, 04/15/2042	312,924
1,441,303	3.00%, 11/01/2046	1,480,500

The accompanying notes are an integral part of these financial statements.

103

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 83.9% - (continued)
	Mortgage-Backed Agencies - 83.4% - (continued)
	FHLMC - 15.9% - (continued)
$2,146,283	3.00%, 12/01/2046	$2,204,119
587,553	3.00%, 10/01/2047	601,380
188,087	3.00%, 02/01/2048	192,115
89,579	3.00%, 03/01/2048	91,476
92,819	3.02%, 08/25/2029, 1 mo. USD LIBOR + 1.200%(2)	92,947
995,000	3.12%, 10/25/2031(3)	1,054,772
194,573	3.50%, 06/15/2026(4)	8,825
65,979	3.50%, 09/15/2026(4)	5,249
109,717	3.50%, 03/15/2027	7,593
649,135	3.50%, 03/15/2041(4)	53,754
1,743,562	3.50%, 05/01/2048	1,800,429
274,059	3.50%, 06/01/2048	282,779
187,125	3.50%, 09/01/2048	192,878
177,361	4.00%, 08/15/2026(4)	12,749
251,595	4.00%, 07/15/2027(4)	18,981
505,550	4.00%, 03/15/2028(4)	38,963
116,588	4.00%, 06/15/2028(4)	9,644
298,990	4.00%, 07/15/2030	30,192
266,643	4.00%, 06/15/2041	287,350
250,000	4.00%, 11/15/2041	284,137
671,000	4.00%, 08/15/2043	764,301
267,698	4.00%, 07/01/2044	283,152
89,142	4.00%, 09/01/2048	92,964
375,000	4.00%, 11/01/2049	389,842
999,000	4.12%, 09/25/2030, 1 mo. USD LIBOR + 2.300%(2)	1,006,319
86,739	4.50%, 02/01/2039	93,874
902,083	4.50%, 07/01/2042	978,266
138,309	4.50%, 09/01/2044	148,591
370,813	4.62%, 05/25/2028, 1 mo. USD LIBOR + 2.800%(2)	372,896
89,794	5.00%, 10/01/2028	96,033
321,786	5.00%, 09/01/2029	343,991
290,999	5.00%, 01/01/2030	311,207
335,592	5.00%, 09/01/2031	358,567
283,444	5.00%, 11/01/2031	302,815
51,598	5.00%, 09/01/2033	57,009
189,754	5.00%, 09/15/2033(4)	28,626
352,110	5.00%, 05/01/2039	389,017
548,471	5.00%, 08/01/2039	606,318
202,122	5.00%, 07/01/2041	223,176
285,202	5.00%, 02/15/2048(4)	55,524
274,996	5.00%, 03/01/2049	293,906
39,835	5.50%, 08/15/2033	44,871
281,239	5.50%, 04/01/2038	316,048
974,729	5.97%, 01/25/2025, 1 mo. USD LIBOR + 4.150%(2)	1,008,707

		21,176,092

	FNMA - 32.1%
87,113	0.00%, 06/25/2036(8)(9)	78,673
100,000	0.00%, 09/25/2041(8)(9)	76,859
316,111	2.00%, 09/25/2039	315,137
857,000	2.00%, 02/25/2043	770,318
366,534	2.05%, 06/25/2055(3)(4)	21,633
354,636	2.07%, 04/25/2055(3)(4)	22,148
473,168	2.23%, 08/25/2044(3)(4)	26,696
33,867	2.50%, 06/25/2028(4)	2,210
420,000	2.50%, 03/25/2043	409,814
1,140,000	2.87%, 02/01/2032	1,191,441
316,874	3.00%, 02/25/2027(4)	18,939
113,414	3.00%, 09/25/2027	8,366
341,634	3.00%, 12/25/2027(4)	27,515
885,203	3.00%, 03/01/2037	910,324

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 83.9% - (continued)
	Mortgage-Backed Agencies - 83.4% - (continued)
	FNMA - 32.1% - (continued)
$238,742	3.00%, 10/01/2037	$245,451
1,038,445	3.00%, 06/25/2048	1,067,610
872,611	3.00%, 10/25/2048	905,313
992,096	3.00%, 08/25/2049	1,025,794
600,000	3.00%, 09/25/2057	623,741
1,300,000	3.07%, 11/01/2029	1,395,466
1,100,000	3.13%, 01/01/2030	1,174,804
850,000	3.19%, 09/01/2029	915,071
1,700,000	3.28%, 12/01/2032	1,848,983
339,816	3.38%, 12/01/2029	372,948
1,240,000	3.46%, 09/01/2037	1,373,567
141,992	3.50%, 05/25/2027(4)	11,450
211,069	3.50%, 10/25/2027	17,507
56,159	3.50%, 05/25/2030(4)	5,517
63,978	3.50%, 08/25/2030(4)	5,963
157,569	3.50%, 02/25/2031(4)	11,594
137,182	3.50%, 09/25/2035(4)	16,715
211,983	3.50%, 09/01/2043	221,949
332,117	3.50%, 10/01/2044	350,519
349,450	3.50%, 02/01/2045	364,384
342,289	3.50%, 02/01/2046	356,747
736,003	3.50%, 09/01/2046	765,531
324,862	3.50%, 10/01/2046	337,969
136,788	3.50%, 10/25/2046(4)	26,260
219,392	3.50%, 11/01/2046	231,562
231,219	3.50%, 09/01/2047	241,799
169,768	3.50%, 12/01/2047	177,702
243,357	3.50%, 02/01/2048	254,112
297,898	3.50%, 02/25/2048	308,372
500,000	3.50%, 05/25/2048	555,981
2,811,416	3.50%, 07/01/2049	2,884,240
1,748,004	3.50%, 09/01/2057	1,840,017
1,089,718	3.50%, 12/25/2058	1,146,613
200,000	3.55%, 02/01/2030	221,586
1,189,417	3.57%, 10/01/2029(12)	1,310,868
609,482	3.86%, 08/01/2035	689,387
287,221	4.00%, 05/25/2027(4)	22,677
440,706	4.00%, 12/01/2040	472,151
126,168	4.00%, 03/01/2041	135,027
33,658	4.00%, 03/25/2042(4)	3,568
371,800	4.00%, 11/25/2043	398,402
156,165	4.00%, 06/01/2044	165,065
18,657	4.00%, 08/01/2044	19,722
179,746	4.00%, 10/01/2044	189,994
324,093	4.00%, 11/01/2044	342,594
299,365	4.00%, 05/01/2045	316,487
202,180	4.00%, 07/01/2045	216,639
707,938	4.00%, 05/01/2046	748,420
176,467	4.00%, 06/01/2046	186,146
218,484	4.00%, 04/01/2047	234,060
2,003,128	4.00%, 07/01/2048	2,086,434
798,222	4.00%, 09/01/2048	830,924
1,094,835	4.00%, 11/01/2048	1,136,588
3,535,000	4.00%, 11/01/2049	3,682,135
190,000	4.00%, 12/01/2049	197,520
477,596	4.06%, 03/01/2030	541,124
50,947	4.50%, 07/25/2027(4)	4,097
83,925	4.50%, 08/01/2041	90,721
24,562	4.50%, 09/01/2041	26,230
573,743	4.50%, 09/25/2048	111,876
28,772	5.00%, 11/01/2023	30,713
2,351,228	5.00%, 03/01/2049	2,516,155
420,000	5.00%, 06/01/2049	449,833
24,376	5.47%, 05/25/2042(3)(4)	2,358

The accompanying notes are an integral part of these financial statements.

104

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 83.9% - (continued)
	Mortgage-Backed Agencies - 83.4% - (continued)
	FNMA - 32.1% - (continued)
$362,795	5.50%, 07/25/2045	$77,580
486,877	6.00%, 01/25/2042(4)	83,292
435,109	6.00%, 01/25/2047(4)	96,289
319,424	6.00%, 09/25/2047(4)	75,076

		42,673,062

	GNMA - 23.5%
75,162	1.75%, 09/20/2043	74,239
548,176	2.14%, 04/20/2040	518,283
141,337	3.00%, 09/20/2028(4)	10,832
285,596	3.00%, 09/16/2042	295,454
278,199	3.00%, 09/20/2042	286,445
101,960	3.00%, 02/16/2043(4)	14,651
850,809	3.00%, 04/20/2045	886,346
54,218	3.00%, 08/15/2045	55,889
128,241	3.00%, 11/20/2045	132,706
169,000	3.00%, 02/20/2046	177,763
1,350,000	3.00%, 12/01/2049(10)	1,389,025
67,807	3.50%, 02/16/2027(4)	5,418
161,374	3.50%, 03/20/2027(4)	14,133
166,021	3.50%, 07/20/2040(4)	13,313
397,934	3.50%, 12/20/2040	420,757
224,182	3.50%, 02/20/2041	18,889
392,088	3.50%, 04/20/2042	36,945
600,278	3.50%, 10/20/2042(4)	106,415
308,207	3.50%, 07/20/2043(4)	38,758
3,467,722	3.50%, 09/20/2049	3,604,264
4,450,000	3.50%, 11/01/2049(10)	4,618,266
1,027,077	4.00%, 04/16/2026	83,123
45,349	4.00%, 12/16/2026	3,859
600,854	4.00%, 05/20/2029(4)	52,745
140,667	4.00%, 02/15/2041	152,619
29,309	4.00%, 05/16/2042(4)	4,253
118,941	4.00%, 03/20/2043(4)	18,892
46,975	4.00%, 01/20/2044(4)	9,866
410,965	4.00%, 03/20/2047(4)	62,745
620,687	4.00%, 07/20/2047(4)	95,240
1,168,092	4.00%, 04/20/2049	1,215,477
3,561,741	4.00%, 05/20/2049	3,709,527
3,800,000	4.00%, 11/01/2049(10)	3,951,406
296,686	4.50%, 06/20/2039	317,740
482,214	4.50%, 09/16/2040	532,562
46,735	4.50%, 09/20/2041	50,536
25,899	4.50%, 05/20/2044	27,817
55,449	4.50%, 06/20/2044	59,565
45,790	4.50%, 10/20/2044	49,097
167,855	4.50%, 04/20/2045	35,199
26,162	4.50%, 01/20/2046	27,953
496,350	4.50%, 01/20/2047(4)	94,569
4,725,000	4.50%, 11/01/2049(10)	4,946,484
129,298	5.00%, 05/20/2034	143,412
40,985	5.00%, 07/15/2039	45,937
476,457	5.00%, 02/16/2040(4)	93,758
386,963	5.00%, 05/20/2040(4)	89,956
762,011	5.00%, 04/20/2041	976,065
29,103	5.00%, 06/15/2041	32,645
130,061	5.00%, 10/16/2041(4)	22,683
27,865	5.00%, 03/15/2044	31,234
534,858	5.00%, 11/16/2046(4)	113,388
120,506	5.00%, 01/16/2047(4)	26,257
454,866	5.00%, 09/16/2047(4)	101,451
495,339	5.00%, 06/20/2048(4)	109,007
400,000	5.00%, 11/01/2049(10)	422,297
351,169	5.50%, 05/20/2038	400,891
282,223	5.50%, 03/20/2039(4)	55,975

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 83.9% - (continued)
	Mortgage-Backed Agencies - 83.4% - (continued)
	GNMA - 23.5% - (continued)
$350,067	5.50%, 02/16/2047(4)	$82,553
435,965	5.50%, 05/20/2047(4)	87,822
20,134	6.00%, 01/15/2039	23,125
128,533	6.00%, 09/15/2040	146,809
302,440	6.00%, 02/20/2046(4)	73,624

		31,298,954

	UMBS - 11.9%
2,500,000	3.00%, 11/01/2034(10)	2,559,863
7,414,000	3.00%, 11/01/2049(10)	7,533,618
1,500,000	3.00%, 12/01/2049(10)	1,522,644
1,134,000	3.50%, 11/01/2049(10)	1,164,299
1,100,000	3.50%, 12/01/2049(10)	1,129,606
700,000	4.00%, 11/01/2034(10)	729,716
785,000	4.00%, 11/01/2049(10)	814,622
325,000	5.50%, 11/01/2049(10)	350,344

		15,804,712

		110,952,820

	Other Direct Federal Obligations - 0.5%
651,628	SLM Student Loan Trust 3.32%, 12/15/2033, 3 mo. USD LIBOR + 1.200%(1)(2)	643,860

	Total U.S. Government Agencies (cost $109,166,253)	$111,596,680

U.S. GOVERNMENT SECURITIES - 0.7%
	Other Direct Federal Obligations - 0.7%
700,000	Tennessee Valley Authority Power 4.25%, 09/15/2065	$962,181

	Total U.S. Government Securities (cost $839,382)	$962,181

	Total Long-Term Investments (cost $144,129,963)	$147,522,778

SHORT-TERM INVESTMENTS - 10.2%
	Other Investment Pools & Funds - 10.2%
13,493,251	Fidelity Institutional Government Fund, Institutional Class, 1.70%(11)	$13,493,251

	Total Short-Term Investments (cost $13,493,251)	$13,493,251

Total Investments Excluding Purchased Options (cost $157,623,214)	121.1%	$161,016,029

Total Purchased Options (cost $970,001)	0.7%	$937,305

Total Investments (cost $158,593,215)	121.8%	$161,953,334
Other Assets and Liabilities	(21.8)%	(28,959,284)

Total Net Assets	100.0%	$132,994,050

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

The accompanying notes are an integral part of these financial statements.

105

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2019

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $23,900,980, representing 18.0% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2019. Base lending rates may be subject to a floor or cap.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Securities disclosed are interest-only strips.

(5)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At
October 31, 2019, the aggregate fair value of this security was $286,523, which represented 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(6)	Investment valued using significant unobservable inputs.

(7)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(8)	Securities disclosed are principal-only strips.

(9)	Security is a zero-coupon bond.

(10)	Represents or includes a TBA transaction.

(11)	Current yield as of period end.

(12)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2019, the market value of securities pledged was $761,312.

OTC Swaption Contracts Outstanding at October 31, 2019
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	BOA	2.45%	Receive	08/02/27	USD	725,000	725,000	$160,370	$62,350	$98,020
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	JPM	2.45%	Pay	08/02/27	USD	787,500	787,500	174,195	80,876	93,319
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	MSC	2.45%	Pay	08/02/27	USD	800,000	800,000	176,960	128,654	48,306
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 09/24/59*	DEUT	1.85%	Pay	09/20/29	USD	700,000	700,000	111,020	114,450	(3,430)

Total Calls								$622,545	$386,330	$236,215

Puts
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	BOA	2.45%	Pay	08/02/27	USD	725,000	725,000	$63,568	$166,025	$(102,457)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	JPM	2.45%	Receive	08/02/27	USD	787,500	787,500	69,048	155,610	(86,562)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	MSC	2.45%	Receive	08/02/27	USD	800,000	800,000	70,144	147,586	(77,442)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 09/24/59*	DEUT	1.85%	Receive	09/20/29	USD	700,000	700,000	112,000	114,450	(2,450)

Total Puts								$314,760	$583,671	$(268,911)

Total purchased swaption contracts								$937,305	$970,001	$(32,696)

*	Swaptions with forward premiums.

Futures Contracts Outstanding at October 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	3	12/31/2019	$646,805	$1,166
U.S. Treasury 10-Year Note Future	280	12/19/2019	36,483,125	(267,471)
U.S. Treasury Long Bond Future	30	12/19/2019	4,841,250	(93,274)
U.S. Treasury Ultra Bond Future	46	12/19/2019	8,728,500	(324,404)

Total				$(683,983)

The accompanying notes are an integral part of these financial statements.

106

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Futures Contracts Outstanding at October 31, 2019 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 5-Year Note Future	43	12/31/2019	$5,125,735	$14,403
U.S. Treasury 10-Year Ultra Future	67	12/19/2019	9,521,328	128,643

Total				$143,046

Total futures contracts				$(540,937)

TBA Sale Commitments Outstanding at October 31, 2019
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
UMBS, 2.50%	$1,917,000	11/01/2034	$(1,937,593)	$(6,915)
UMBS, 3.50%	2,665,000	11/01/2034	(2,760,669)	(2,261)
UMBS, 4.00%	5,520,000	11/01/2049	(5,728,294)	(7,508)
UMBS, 4.50%	2,870,000	11/01/2049	(3,018,657)	5,605
GNMA II, 4.00%	1,715,000	11/01/2049	(1,783,332)	(4,020)

Total (proceeds receivable $15,213,446)			$(15,228,545)	$(15,099)

At October 31, 2019, the aggregate market value of TBA Sale Commitments represents (11.5)% of total net assets.

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2019
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
3 Mo. USD LIBOR	3.00% Fixed	USD	7,119,000	04/30/25	Semi-Annual	$14,422	$—	$(571,175)	$(585,597)
3 Mo. USD LIBOR	2.27% Fixed	USD	5,925,000	07/14/27	Semi-Annual	—	—	(355,247)	(355,247)
3 Mo. USD LIBOR	2.83% Fixed	USD	7,222,000	12/21/28	Semi-Annual	—	—	(834,392)	(834,392)
3 Mo. USD LIBOR	2.88% Fixed	USD	350,000	12/31/48	Semi-Annual	—	—	(93,078)	(93,078)
3 Mo. USD LIBOR	2.87% Fixed	USD	175,000	01/28/49	Semi-Annual	—	—	(46,064)	(46,064)
3 Mo. USD LIBOR	2.38% Fixed	USD	400,000	05/31/49	Semi-Annual	—	—	(59,414)	(59,414)
3 Mo. USD LIBOR	1.78% Fixed	USD	405,000	09/24/49	Semi-Annual	—	—	379	379

Total						$14,422	$—	$(1,958,991)	$(1,973,413)

Foreign Currency Contracts Outstanding at October 31, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
6,028,806	USD	640,000,000	JPY	BMO	01/10/20	$72,599	$—

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

107

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$34,665,984	$—	$34,379,461	$286,523
Corporate Bonds	297,933	—	297,933	—
U.S. Government Agencies	111,596,680	—	111,596,680	—
U.S. Government Securities	962,181	—	962,181	—
Short-Term Investments	13,493,251	13,493,251	—	—
Purchased Options	937,305	—	937,305	—
Foreign Currency Contracts(2)	72,599	—	72,599	—
Futures Contracts(2)	144,212	144,212	—	—
Swaps - Interest Rate(2)	379	—	379	—

Total	$162,170,524	$13,637,463	$148,246,538	$286,523

Liabilities
Futures Contracts(2)	$(685,149)	$(685,149)	$—	$—
Swaps - Interest Rate(2)	(1,973,792)	—	(1,973,792)	—
TBA Sale Commitments	(15,228,545)	—	(15,228,545)	—

Total	$(17,887,486)	$(685,149)	$(17,202,337)	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

108

The Hartford Short Duration Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.7%
	Asset-Backed - Automobile - 0.7%
	Credit Acceptance Auto Loan Trust
$920,000	2.65%, 06/15/2026(1)	$922,296
1,270,000	3.55%, 08/15/2027(1)	1,294,504
1,412,326	Marlette Funding Trust 2.69%, 09/17/2029(1)	1,416,993
3,750,000	OneMain Direct Auto Receivables Trust 3.43%, 12/16/2024(1)	3,812,088
1,820,004	Santander Drive Auto Receivables Trust 2.46%, 03/15/2022	1,821,655
590,000	Westlake Automobile Receivables Trust 3.20%, 01/16/2024(1)	592,898

		9,860,434

	Asset-Backed - Finance & Insurance - 4.3%
2,408,289	Ajax Mortgage Loan Trust 3.16%, 09/25/2056(1)(2)	2,417,555
2,250,000	Apidos CLO 3.08%, 04/15/2031, 3 mo. USD LIBOR + 1.080%(1)(3)	2,240,289
	Bayview Opportunity Master Fund Trust
434,807	3.50%, 01/28/2055(1)(2)	443,187
761,338	3.50%, 06/28/2057(1)(2)	774,639
959,166	3.50%, 01/28/2058(1)(2)	979,205
304,684	4.00%, 11/28/2053(1)(2)	314,447
962,430	4.00%, 10/28/2064(1)(2)	993,324
	Carlyle Global Market Strategies CLO Ltd.
250,000	2.89%, 01/18/2029, 3 mo. USD LIBOR + 0.890%(1)(3)	248,501
1,500,000	2.97%, 04/17/2031, 3 mo. USD LIBOR + 0.970%(1)(3)	1,483,488
1,000,000	3.40%, 04/17/2031, 3 mo. USD LIBOR + 1.400%(1)(3)	983,127
2,125,000	CIFC Funding Ltd. 3.25%, 07/16/2030, 3 mo. USD LIBOR + 1.250%(1)(3)	2,121,294
51,485	Credit Suisse ABS Trust 3.42%, 07/25/2024(1)	51,507
2,643,375	DB Master Finance LLC 3.79%, 05/20/2049(1)	2,718,156
899,031	Finance of America Structured Securities Trust 3.38%, 09/25/2028(1)(2)	897,891
1,190,000	KKR CLO 21 Ltd. 3.00%, 04/15/2031, 3 mo. USD LIBOR + 1.000%(1)(3)	1,177,406
222,517	Nationstar HECM Loan Trust 3.19%, 07/25/2028(1)	222,866
1,410,546	NRZ Excess Spread-Collateralized Notes 3.19%, 01/25/2023(1)	1,416,852
1,991,055	OBX Trust 4.00%, 11/25/2048(1)(2)	2,004,342
1,250,000	Octagon Investment Partners Ltd. 3.02%, 07/17/2030, 3 mo. USD LIBOR + 1.020%(1)(3)	1,241,616
	OneMain Financial Issuance Trust
4,000,000	3.48%, 02/14/2031(1)	4,063,769
825,000	4.57%, 02/20/2029(1)	833,150
2,871,000	Planet Fitness Master Issuer LLC 4.26%, 09/05/2048(1)	2,931,090
	Regional Management Issuance Trust
1,450,000	3.05%, 11/15/2028(1)	1,449,765
1,385,000	3.83%, 07/15/2027(1)	1,394,025
2,500,000	4.56%, 01/18/2028(1)	2,557,298
1,479,172	SoFi Consumer Loan Program LLC 3.28%, 01/26/2026(1)	1,490,650
48,153	SoFi Consumer Loan Program Trust 2.55%, 02/25/2027(1)	48,162
	Towd Point Mortgage Trust
1,660,419	2.25%, 07/25/2056(1)(2)	1,657,460
317,763	2.75%, 02/25/2055(1)(2)	319,433
834,254	2.75%, 04/25/2055(1)(2)	837,765
348,491	2.75%, 05/25/2055(1)(2)	349,889
2,440,299	2.75%, 10/25/2056(1)(2)	2,469,173
1,485,788	2.75%, 04/25/2057(1)(2)	1,499,421

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.7% - (continued)
	Asset-Backed - Finance & Insurance - 4.3% - (continued)
$977,203	2.75%, 07/25/2057(1)(2)	$986,242
1,423,558	2.75%, 10/25/2057(1)(2)	1,435,412
	Vantage Data Centers Issuer LLC
2,570,708	3.19%, 07/15/2044(1)	2,608,445
963,667	4.07%, 02/16/2043(1)	1,001,075
1,293,038	4.20%, 11/16/2043(1)	1,340,676
1,485,000	Verizon Owner Trust 2.22%, 12/20/2021(1)	1,486,805
3,159,125	Wingstop Funding LLC 4.97%, 12/05/2048(1)	3,293,293
2,755,000	Z Capital Credit Partners CLO Ltd. 3.45%, 07/16/2027, 3 mo. USD LIBOR + 1.450%(1)(3)	2,711,022

		59,493,712

	Asset-Backed - Home Equity - 0.1%
354,847	Accredited Mortgage Loan Trust 2.50%, 01/25/2035, 1 mo. USD LIBOR + 0.680%(3)	356,473
921,914	Morgan Stanley ABS Capital, Inc. Trust 2.58%, 01/25/2035, 1 mo. USD LIBOR + 0.760%(3)	928,518
97,234	Residential Asset Securitization Trust 5.12%, 07/25/2034(2)	98,969

		1,383,960

	Collateralized - Mortgage Obligations - 0.2%
2,235,000	Natixis Commercial Mortgage Securities Trust 2.51%, 10/15/2036(1)	2,243,247

	Commercial Mortgage - Backed Securities - 1.0%
	Citigroup Mortgage Loan Trust
2,031,601	3.25%, 03/25/2061(1)(2)	2,063,269
1,578,007	3.50%, 02/25/2058(1)(2)	1,621,059
583,063	DBUBS Mortgage Trust 0.70%, 11/10/2046(1)(2)(4)	2,553
	FREMF Mortgage Trust
635,000	3.15%, 04/25/2046(1)(2)	636,025
900,000	4.03%, 05/25/2045(1)(2)	937,867
3,028,530	4.12%, 02/25/2046(1)(2)	3,089,894
1,000,000	4.62%, 11/25/2049(1)(2)	1,020,836
	JP Morgan Chase Commercial Mortgage Securities Trust
1,588,982	3.91%, 05/05/2030(1)	1,635,426
2,825,576	4.39%, 07/15/2046(1)	2,894,680

		13,901,609

	Diversified Financial Services - 0.3%
3,935,000	Marlette Funding Trust 2.39%, 12/17/2029(1)	3,937,764

	Other ABS - 0.9%
2,970,678	Avant Loans Funding Trust 2.72%, 10/15/2026(1)	2,975,128
3,395,000	Falcon Aerospace Ltd. 3.60%, 09/15/2039(1)	3,394,872
1,238,851	Finance of America Structured Securities Trust 3.28%, 04/25/2029(1)(2)	1,247,571
	Marlette Funding Trust
206,108	3.06%, 07/17/2028(1)	206,355
1,824,759	3.13%, 07/16/2029(1)	1,839,954
1,122,009	3.44%, 04/16/2029(1)	1,130,944
1,032,793	Nationstar HECM Loan Trust 2.65%, 06/25/2029(1)(2)	1,032,881
980,662	VOLT LXIV LLC 3.38%, 10/25/2047(1)(5)	982,530

		12,810,235

	Whole Loan Collateral CMO - 8.2%
	Angel Oak Mortgage Trust LLC
492,726	2.48%, 07/25/2047(1)(2)	491,215
480,906	2.71%, 11/25/2047(1)(2)	479,942
95,040	2.81%, 01/25/2047(1)(2)	94,949
4,539,090	2.99%, 07/26/2049(1)(2)	4,572,293
1,828,024	3.92%, 11/25/2048(1)(2)	1,854,442

The accompanying notes are an integral part of these financial statements.

109

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.7% - (continued)
	Whole Loan Collateral CMO - 8.2% - (continued)
	Arroyo Mortgage Trust
$5,205,663	2.96%, 10/25/2048(1)(2)	$5,248,383
1,304,341	3.81%, 01/25/2049(1)(2)	1,332,688
1,249,003	Bellemeade Re Ltd. 3.02%, 10/25/2028, 1 mo. USD LIBOR + 1.200%(1)(3)	1,249,600
	Bunker Hill Loan Depositary Trust
1,260,882	3.61%, 10/26/2048(1)(5)	1,276,808
3,896,965	3.82%, 10/26/2048(1)(5)	3,952,627
2,666,946	CIM Trust 3.00%, 04/25/2057(1)(2)	2,685,575
1,270,000	Colombia Cent CLO Ltd. 3.09%, 10/25/2028, 3 mo. USD LIBOR + 1.150%(1)(3)	1,270,427
	COLT Mortgage Loan Trust
3,395,515	2.58%, 11/25/2049(1)(2)	3,400,249
1,050,211	2.76%, 08/25/2049(1)(2)	1,053,677
513,324	2.93%, 02/25/2048(1)(2)	513,707
646,711	3.47%, 07/27/2048(1)(2)	649,413
522,780	3.69%, 10/26/2048(1)(2)	526,454
751,848	3.71%, 03/25/2049(1)(2)	759,215
2,302,449	4.01%, 12/28/2048(1)(2)	2,330,252
1,787,032	CSMC Trust 4.13%, 07/25/2058(1)(2)	1,803,703
	Deephaven Residential Mortgage Trust
447,567	2.45%, 06/25/2047(1)(2)	447,122
196,517	2.73%, 12/26/2046(1)(2)	196,229
295,652	2.81%, 10/25/2047(1)(2)	295,139
944,065	3.48%, 04/25/2058(1)(2)	952,108
2,284,562	3.79%, 08/25/2058(1)(2)	2,301,823
1,500,434	Flagstar Mortgage Trust 4.00%, 09/25/2048(1)(2)	1,515,134
2,231,465	GCAT Trust 2.65%, 10/25/2068(1)(2)	2,232,850
798,827	Home Re Ltd. 3.42%, 10/25/2028, 1 mo. USD LIBOR + 1.600%(1)(3)	799,242
1,006,828	MetLife Securitization Trust 3.00%, 04/25/2055(1)(2)	1,024,542
575,460	MFA Trust 2.59%, 02/25/2057(1)(2)	572,551
	Mill City Mortgage Loan Trust
664,402	2.50%, 04/25/2057(1)(2)	666,031
4,433,754	2.75%, 07/25/2059(1)(2)	4,453,356
2,076,890	2.75%, 01/25/2061(1)(2)	2,096,884
1,139,399	3.25%, 05/25/2062(1)(2)	1,164,360
2,198,593	3.50%, 05/25/2058(1)(2)	2,249,777
2,077,555	3.50%, 08/25/2058(1)(2)	2,138,150
5,525,000	New Residential Advance Receivables Trust 2.43%, 10/15/2051(1)	5,525,000
	New Residential Mortgage LLC
2,815,217	3.61%, 05/25/2023(1)	2,855,572
3,061,487	3.79%, 07/25/2054(1)	3,115,931
	New Residential Mortgage Loan Trust
3,334,245	2.57%, 01/25/2048, 1 mo. USD LIBOR + 0.750%(1)(3)	3,325,915
601,049	3.25%, 09/25/2056(1)(2)	615,394
998,203	3.50%, 12/25/2057(1)(2)	1,038,329
596,348	3.75%, 11/26/2035(1)(2)	619,407
420,194	3.75%, 03/25/2056(1)(2)	435,402
659,873	3.75%, 11/25/2056(1)(2)	688,257
1,226,085	4.00%, 02/25/2057(1)(2)	1,286,855
1,188,356	4.00%, 03/25/2057(1)(2)	1,248,727
832,456	4.00%, 04/25/2057(1)(2)	869,464
1,205,524	4.00%, 05/25/2057(1)(2)	1,265,786
1,939,627	4.00%, 09/25/2057(1)(2)	2,004,042
918,081	4.00%, 12/25/2057(1)	956,976
2,700,000	NRZ Advance Receivables Trust 2.59%, 07/15/2052(1)	2,715,440
1,327,727	Preston Ridge Partners Mortgage Trust LLC 3.75%, 04/25/2023(1)(2)	1,329,427
5,525,000	PSMC Trust 3.50%, 10/25/2049(1)(2)	5,616,292

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.7% - (continued)
	Whole Loan Collateral CMO - 8.2% - (continued)
$3,101,182	Radnor RE Ltd. 3.02%, 06/25/2029, 1 mo. USD LIBOR + 1.200%(1)(3)	$3,099,270
	Sequoia Mortgage Trust
4,380,000	3.50%, 11/25/2049(1)(2)	4,416,258
481,019	4.00%, 09/25/2048(1)(2)	485,731
1,991,825	4.50%, 08/25/2048(1)(2)	2,070,030
1,165,207	Spruce Hill Mortgage Loan Trust 3.40%, 04/29/2049(1)(2)	1,174,167
919,247	Towd Point Mortgage Trust 2.25%, 04/25/2056(1)(2)	917,191
	Verus Securitization Trust
2,976,000	2.64%, 11/25/2059(1)(5)	2,978,001
572,953	2.93%, 02/25/2048(1)(2)	573,508
1,798,392	3.68%, 06/01/2058(1)(2)	1,809,704
2,187,691	Wells Fargo Mortgage Backed Securities Trust 4.00%, 04/25/2049(1)(2)	2,203,999

		113,890,992

	Total Asset & Commercial Mortgage Backed Securities (cost $216,246,473)	$217,521,953

CORPORATE BONDS - 56.9%
	Aerospace/Defense - 0.6%
500,000	Arconic, Inc. 5.87%, 02/23/2022	$534,655
365,000	BAE Systems Holdings, Inc. 2.85%, 12/15/2020(1)	367,739
2,275,000	L3Harris Technologies, Inc. 3.85%, 06/15/2023(1)	2,402,497
4,825,000	United Technologies Corp. 3.65%, 08/16/2023	5,103,726

		8,408,617

	Agriculture - 0.6%
3,125,000	Altria Group, Inc. 3.49%, 02/14/2022	3,212,709
5,000,000	BAT Capital Corp. 2.79%, 09/06/2024	4,974,492
644,000	Reynolds American, Inc. 3.25%, 06/12/2020	648,338

		8,835,539

	Auto Manufacturers - 2.2%
2,000,000	Daimler Finance North America LLC 2.00%, 07/06/2021(1)	1,996,547
	Ford Motor Credit Co. LLC
2,000,000	2.46%, 03/27/2020	2,000,113
3,125,000	3.35%, 11/01/2022	3,134,313
2,800,000	4.06%, 11/01/2024(6)	2,809,575
	General Motors Financial Co., Inc.
2,500,000	3.15%, 06/30/2022	2,538,982
2,500,000	3.20%, 07/06/2021	2,531,866
2,500,000	4.20%, 11/06/2021	2,584,495
2,500,000	Harley-Davidson Financial Services, Inc. 2.85%, 01/15/2021(1)	2,509,978
	Hyundai Capital America
2,490,000	2.60%, 03/19/2020(1)	2,493,700
1,825,000	4.13%, 06/08/2023(1)	1,912,927
	Nissan Motor Acceptance Corp.
1,000,000	2.15%, 09/28/2020(1)	999,470
1,250,000	2.55%, 03/08/2021(1)	1,253,524
	Volkswagen Group of America Finance LLC
750,000	2.45%, 11/20/2019(1)	750,149
3,025,000	4.25%, 11/13/2023(1)	3,241,209

		30,756,848

	Auto Parts & Equipment - 0.3%
4,237,000	Goodyear Tire & Rubber Co. 8.75%, 08/15/2020	4,427,665

	Beverages - 0.5%
1,155,000	Anheuser-Busch InBev Finance, Inc. 3.70%, 02/01/2024	1,232,193

The accompanying notes are an integral part of these financial statements.

110

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 56.9% - (continued)
	Beverages - 0.5% - (continued)
$1,700,000	Anheuser-Busch InBev Worldwide, Inc. 4.15%, 01/23/2025	$1,858,546
	Constellation Brands, Inc.
2,435,000	2.65%, 11/07/2022	2,472,271
340,000	2.70%, 05/09/2022	344,298
625,000	Molson Coors Brewing Co. 2.10%, 07/15/2021	625,432

		6,532,740

	Biotechnology - 0.4%
	Celgene Corp.
2,000,000	2.88%, 08/15/2020	2,012,795
2,000,000	3.55%, 08/15/2022	2,084,379
1,750,000	Gilead Sciences, Inc. 3.25%, 09/01/2022	1,816,370

		5,913,544

	Chemicals - 1.4%
4,500,000	Air Liquide Finance S.A. 1.75%, 09/27/2021(1)	4,482,500
	Celanese U.S. Holdings LLC
915,000	3.50%, 05/08/2024	944,643
3,225,000	4.63%, 11/15/2022	3,425,459
3,600,000	DuPont de Nemours, Inc. 4.21%, 11/15/2023	3,857,117
2,500,000	Eastman Chemical Co. 3.50%, 12/01/2021	2,563,273
1,235,000	International Flavors & Fragrances, Inc. 3.40%, 09/25/2020	1,248,711
439,000	Sherwin-Williams Co. 2.75%, 06/01/2022	446,922
2,000,000	Syngenta Finance N.V. 3.70%, 04/24/2020(1)	2,009,372

		18,977,997

	Commercial Banks - 18.5%
1,000,000	ABN Amro Bank N.V. 2.45%, 06/04/2020(1)	1,002,424
	Banco Santander S.A.
1,600,000	3.13%, 02/23/2023	1,634,448
1,200,000	3.50%, 04/11/2022	1,235,427
600,000	3.85%, 04/12/2023	627,089
	Bank of America Corp.
3,500,000	2.50%, 10/21/2022	3,532,585
1,500,000	2.74%, 01/23/2022, (2.74% fixed rate until 01/23/2021; 3 mo. USD LIBOR + 0.370% thereafter)(7)	1,511,698
3,825,000	4.00%, 04/01/2024	4,108,152
4,915,000	Bank of Montreal 2.05%, 11/01/2022	4,918,824
1,395,000	Bank of New York Mellon Corp. 2.99%, 10/30/2023, 3 mo. USD LIBOR + 1.050%(3)	1,418,584
1,500,000	Banque Federative du Credit Mutuel S.A. 2.70%, 07/20/2022(1)	1,524,794
	Barclays plc
2,500,000	2.75%, 11/08/2019	2,500,142
1,850,000	2.88%, 06/08/2020	1,855,291
2,625,000	3.25%, 01/12/2021	2,653,487
1,775,000	4.61%, 02/15/2023, (4.61% fixed rate until 02/15/2022; 3 mo. USD LIBOR + 1.400% thereafter)(7)	1,854,100
	BB&T Corp.
1,750,000	2.05%, 05/10/2021	1,753,295
1,750,000	3.05%, 06/20/2022	1,795,577
	BNP Paribas S.A.
580,000	2.95%, 05/23/2022(1)	591,208
750,000	3.50%, 03/01/2023(1)	778,605
	BPCE S.A.
1,750,000	2.75%, 01/11/2023(1)	1,783,924
300,000	3.00%, 05/22/2022(1)	305,079
1,500,000	4.00%, 09/12/2023(1)	1,584,393

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 56.9% - (continued)
	Commercial Banks - 18.5% - (continued)
	Canadian Imperial Bank of Commerce
$1,250,000	2.61%, 07/22/2023, (2.61% fixed rate until 07/22/2022; 3 mo. USD LIBOR + 0.785% thereafter)(7)	$1,260,953
1,250,000	3.50%, 09/13/2023	1,318,724
	Capital One Financial Corp.
2,500,000	2.94%, 05/12/2020, 3 mo. USD LIBOR + 0.760%(3)	2,506,750
1,250,000	3.05%, 03/09/2022	1,274,207
1,750,000	3.45%, 04/30/2021	1,786,224
1,755,000	3.90%, 01/29/2024	1,861,673
	CIT Group, Inc.
2,500,000	4.13%, 03/09/2021	2,556,250
1,620,000	5.00%, 08/15/2022	1,722,173
3,980,000	5.00%, 08/01/2023	4,288,450
	Citigroup, Inc.
3,000,000	2.31%, 11/04/2022, (2.31% fixed rate until 11/04/2021; 3 mo. SOFRRATE + 0.867% thereafter)(6)(7)	3,008,640
2,000,000	2.70%, 03/30/2021	2,019,575
4,500,000	2.90%, 12/08/2021	4,576,107
	Citizens Bank NA
770,000	2.55%, 05/13/2021	776,219
4,500,000	2.65%, 05/26/2022	4,571,012
665,000	Citizens Financial Group, Inc. 2.38%, 07/28/2021	667,895
3,550,000	Comerica, Inc. 3.70%, 07/31/2023	3,744,851
	Cooperatieve Rabobank UA
1,650,000	2.50%, 01/19/2021	1,662,484
1,500,000	2.75%, 01/10/2022	1,523,685
	Credit Agricole S.A.
2,500,000	2.38%, 01/22/2025(1)	2,501,344
1,800,000	2.75%, 06/10/2020(1)	1,807,231
735,000	3.75%, 04/24/2023(1)	768,261
	Credit Suisse Group AG
3,420,000	2.59%, 09/11/2025, (2.59% fixed rate until 09/11/2024; 3 mo. SOFR + 1.560% thereafter)(1)(7)	3,408,190
2,001,000	3.57%, 01/09/2023(1)	2,051,964
2,000,000	Credit Suisse Group Funding Guernsey Ltd. 3.45%, 04/16/2021	2,036,419
	Danske Bank A/S
1,120,000	2.00%, 09/08/2021(1)	1,115,285
1,250,000	2.70%, 03/02/2022(1)	1,260,590
1,250,000	2.80%, 03/10/2021(1)	1,259,888
5,510,000	5.00%, 01/12/2022(1)	5,805,281
1,190,000	Deutsche Bank AG 2.70%, 07/13/2020	1,190,424
	Discover Bank
2,425,000	2.45%, 09/12/2024	2,429,306
2,600,000	3.10%, 06/04/2020	2,614,663
2,150,000	DNB Bank ASA 2.38%, 06/02/2021(1)(8)	2,164,852
	Fifth Third Bancorp
2,430,000	2.38%, 01/28/2025	2,441,413
1,750,000	2.60%, 06/15/2022	1,769,972
2,000,000	3.65%, 01/25/2024	2,109,654
	Goldman Sachs Group, Inc.
1,225,000	2.35%, 11/15/2021	1,229,461
2,000,000	2.60%, 12/27/2020	2,001,928
660,000	2.63%, 04/25/2021	666,126
545,000	2.75%, 09/15/2020	548,293
1,005,000	2.88%, 02/25/2021	1,015,557
4,000,000	3.00%, 04/26/2022	4,053,044
1,500,000	3.20%, 02/23/2023	1,546,867
2,500,000	3.63%, 02/20/2024	2,628,003

The accompanying notes are an integral part of these financial statements.

111

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 56.9% - (continued)
	Commercial Banks - 18.5% - (continued)
	HSBC Holdings plc
$3,500,000	2.63%, 11/07/2025	$3,500,000
1,800,000	2.95%, 05/25/2021	1,824,528
905,000	3.12%, 05/18/2024, 3 mo. USD LIBOR + 1.000%(3)	911,317
2,135,000	3.26%, 03/13/2023, (3.26% fixed rate until 03/13/2022; 3 mo. USD LIBOR + 1.055% thereafter)(7)	2,182,060
1,150,000	3.40%, 03/08/2021	1,169,883
	Huntington Bancshares, Inc.
2,000,000	2.30%, 01/14/2022	2,011,224
1,700,000	3.15%, 03/14/2021	1,724,595
	ING Groep N.V.
705,000	3.15%, 03/29/2022	721,771
2,000,000	4.10%, 10/02/2023	2,131,013
	Intesa Sanpaolo S.p.A.
1,955,000	3.13%, 07/14/2022(1)	1,969,210
2,000,000	3.25%, 09/23/2024(1)	2,013,139
1,675,000	3.38%, 01/12/2023(1)	1,692,771
750,000	6.50%, 02/24/2021(1)	787,476
	JP Morgan Chase & Co.
4,000,000	2.30%, 08/15/2021	4,006,656
4,600,000	2.30%, 10/15/2025, (2.30% fixed rate until 10/15/2024; 3 mo. USD SOFR + 1.160% thereafter)(7)	4,590,635
3,000,000	2.55%, 03/01/2021	3,025,384
1,800,000	3.17%, 10/24/2023, 3 mo. USD LIBOR + 1.230%(3)	1,831,438
	KeyBank NA
1,500,000	2.40%, 06/09/2022	1,514,807
905,000	2.50%, 11/22/2021	913,764
1,700,000	3.30%, 02/01/2022	1,751,165
4,100,000	Macquarie Bank Ltd. 2.10%, 10/17/2022(1)	4,091,690
3,000,000	Macquarie Group Ltd. 3.19%, 11/28/2023, (3.19% fixed rate until 11/28/2022; 3 mo. USD LIBOR + 1.023% thereafter)(1)(7)	3,063,773
1,045,000	Manufacturers & Traders Trust Co. 3.02%, 12/28/2020, 1 mo. USD LIBOR + 1.215%(3)	1,045,476
3,580,000	Mitsubishi UFJ Financial Group, Inc. 2.62%, 07/18/2022	3,623,873
	Mizuho Financial Group, Inc.
1,500,000	2.63%, 04/12/2021(1)	1,510,881
2,000,000	2.72%, 07/16/2023, (2.72% fixed rate until 07/16/2022; 3 mo. USD LIBOR + 0.840% thereafter)(7)	2,021,736
	Morgan Stanley
920,000	2.50%, 04/21/2021	926,691
2,000,000	2.75%, 05/19/2022	2,030,892
1,000,000	2.88%, 07/22/2022, 3 mo. USD LIBOR + 0.930%(3)	1,009,045
2,000,000	3.34%, 10/24/2023, 3 mo. USD LIBOR + 1.400%(3)	2,040,368
3,400,000	National Bank of Canada 2.15%, 10/07/2022(1)	3,405,195
4,125,000	NatWest Markets plc 3.63%, 09/29/2022(1)	4,275,301
	Regions Financial Corp.
2,500,000	2.75%, 08/14/2022	2,546,570
2,250,000	3.20%, 02/08/2021	2,281,118
1,500,000	3.80%, 08/14/2023	1,587,354
3,900,000	Royal Bank of Canada 2.25%, 11/01/2024	3,908,879
	Santander Holdings USA, Inc.
1,115,000	2.65%, 04/17/2020	1,117,268
3,530,000	3.70%, 03/28/2022	3,628,830
	Santander UK plc
2,250,000	2.38%, 03/16/2020	2,252,807
2,000,000	3.40%, 06/01/2021	2,042,950

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 56.9% - (continued)
	Commercial Banks - 18.5% - (continued)
	Skandinaviska Enskilda Banken AB
$1,400,000	2.63%, 11/17/2020(1)	$1,407,624
1,500,000	2.80%, 03/11/2022	1,527,467
	Standard Chartered plc
3,655,000	2.74%, 09/10/2022, (2.74% fixed rate until 09/10/2021; 3 mo. USD LIBOR + 1.200% thereafter)(1)(7)	3,671,553
3,400,000	4.25%, 01/20/2023, (4.25% fixed rate until 01/20/2022; 3 mo. USD LIBOR + 1.150% thereafter)(1)(7)	3,523,597
895,000	SunTrust Banks, Inc. 2.90%, 03/03/2021	905,059
1,010,000	Svenska Handelsbanken AB 1.88%, 09/07/2021	1,009,082
5,000,000	Toronto-Dominion Bank 1.90%, 12/01/2022	4,987,255
2,750,000	UBS Group Funding Switzerland AG 3.00%, 04/15/2021(1)	2,790,627
	UniCredit S.p.A.
3,250,000	3.75%, 04/12/2022(1)	3,329,106
3,035,000	6.57%, 01/14/2022(1)	3,267,462
	Wells Fargo & Co.
4,650,000	2.41%, 10/30/2025, (2.41% fixed rate until 10/30/2024; 3 mo. USD LIBOR + 0.825% thereafter)(7)	4,653,933
2,500,000	2.50%, 03/04/2021	2,516,984
3,000,000	3.16%, 10/31/2023, 3 mo. USD LIBOR + 1.230%(3)	3,052,565
1,795,000	3.75%, 01/24/2024	1,899,413

		257,744,274

	Commercial Services - 0.9%
	Equifax, Inc.
1,035,000	3.30%, 12/15/2022	1,066,815
2,555,000	3.95%, 06/15/2023	2,691,980
	Global Payments, Inc.
2,345,000	2.65%, 02/15/2025	2,373,843
1,500,000	3.80%, 04/01/2021	1,531,677
1,500,000	4.00%, 06/01/2023	1,585,907
2,750,000	IHS Markit Ltd. 4.13%, 08/01/2023	2,904,908

		12,155,130

	Construction Materials - 0.1%
2,000,000	Fortune Brands Home & Security, Inc. 3.00%, 06/15/2020	2,009,812

	Diversified Financial Services - 3.7%
910,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.30%, 01/23/2023	932,546
2,230,000	AIG Global Funding 2.30%, 07/01/2022(1)	2,241,027
	Air Lease Corp.
2,500,000	2.13%, 01/15/2020	2,499,600
2,500,000	2.25%, 01/15/2023	2,488,684
2,700,000	2.63%, 07/01/2022	2,725,153
	Aircastle Ltd.
1,200,000	4.13%, 05/01/2024	1,255,062
1,400,000	4.40%, 09/25/2023	1,471,798
3,075,000	5.13%, 03/15/2021	3,182,935
	Ally Financial, Inc.
2,690,000	3.88%, 05/21/2024	2,809,436
10,355,000	4.13%, 03/30/2020	10,422,307
2,500,000	CNA Financial Corp. 7.25%, 11/15/2023	2,934,617
1,150,000	Credit Agricole S.A. 2.38%, 07/01/2021(1)	1,159,575
2,000,000	goeasy Ltd. 7.88%, 11/01/2022(1)	2,077,500
4,125,000	LeasePlan Corp. N.V. 2.88%, 10/24/2024(1)	4,134,728
1,250,000	Navient Corp. 8.00%, 03/25/2020	1,276,562
2,525,000	Protective Life Global Funding 2.62%, 08/22/2022(1)	2,557,534
	Societe Generale S.A.
1,350,000	2.50%, 04/08/2021(1)	1,356,925
1,800,000	3.25%, 01/12/2022(1)(8)	1,836,958

The accompanying notes are an integral part of these financial statements.

112

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 56.9% - (continued)
	Diversified Financial Services - 3.7% - (continued)
	Synchrony Financial
$610,000	2.70%, 02/03/2020	$610,520
2,135,000	2.85%, 07/25/2022	2,159,657
1,245,000	4.38%, 03/19/2024	1,324,158

		51,457,282

	Electric - 3.0%
2,500,000	AEP Texas, Inc. 2.40%, 10/01/2022	2,524,380
2,500,000	Ameren Corp. 2.50%, 09/15/2024	2,516,726
3,400,000	CenterPoint Energy, Inc. 3.85%, 02/01/2024	3,601,063
2,475,000	Dominion Energy, Inc. 3.07%, 08/15/2024(5)	2,548,407
	Edison International
2,000,000	2.40%, 09/15/2022(8)	1,954,319
2,750,000	2.95%, 03/15/2023(8)	2,717,859
395,000	Emera U.S. Finance L.P. 2.70%, 06/15/2021	398,483
	Enel Finance International N.V.
3,150,000	2.88%, 05/25/2022(1)	3,190,785
1,500,000	4.25%, 09/14/2023(1)	1,593,740
3,760,000	Evergy, Inc. 2.45%, 09/15/2024	3,782,201
	Eversource Energy
1,055,000	2.50%, 03/15/2021	1,061,338
890,000	3.80%, 12/01/2023	942,720
805,000	Exelon Corp. 2.85%, 06/15/2020	808,627
970,000	FirstEnergy Corp. 2.85%, 07/15/2022	988,108
2,285,000	Fortis, Inc. 2.10%, 10/04/2021	2,283,347
1,850,000	ITC Holdings Corp. 2.70%, 11/15/2022	1,878,090
705,000	Potomac Electric Power Co. 3.05%, 04/01/2022	722,739
3,410,000	Public Service Enterprise Group, Inc. 2.88%, 06/15/2024	3,499,753
1,341,000	SCANA Corp. 4.75%, 05/15/2021	1,375,620
3,000,000	Southern Co. 2.35%, 07/01/2021	3,017,670

		41,405,975

	Electronics - 0.1%
850,000	Fortive Corp. 2.35%, 06/15/2021	852,260

	Engineering & Construction - 0.1%
1,760,000	SBA Tower Trust 3.17%, 04/09/2047(1)	1,783,346

	Entertainment - 0.2%
2,835,000	Eldorado Resorts, Inc. 7.00%, 08/01/2023	2,959,031

	Environmental Control - 0.2%
2,245,000	Republic Services, Inc. 2.50%, 08/15/2024	2,282,426

	Food - 1.4%
	Conagra Brands, Inc.
6,020,000	3.80%, 10/22/2021	6,215,433
2,000,000	4.30%, 05/01/2024	2,145,808
	Danone S.A.
4,000,000	2.08%, 11/02/2021(1)	4,000,536
770,000	3.00%, 06/15/2022(1)	788,200
190,000	Kraft Heinz Foods Co. 2.80%, 07/02/2020	190,498
2,500,000	Mondelez International Holdings Netherlands B.V. 2.00%, 10/28/2021(1)	2,501,030
	Tyson Foods, Inc.
1,000,000	2.25%, 08/23/2021	1,004,921
2,000,000	4.50%, 06/15/2022	2,117,865

		18,964,291

	Gas - 0.1%
1,605,000	CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	1,642,511

	Healthcare - Products - 0.2%
2,260,000	Boston Scientific Corp. 3.45%, 03/01/2024	2,372,493

	Healthcare - Services - 1.3%
	Anthem, Inc.
2,350,000	2.38%, 01/15/2025	2,348,564
1,500,000	2.95%, 12/01/2022	1,534,846

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 56.9% - (continued)
	Healthcare - Services - 1.3% - (continued)
$3,800,000	Centene Corp. 4.75%, 05/15/2022	$3,880,750
3,771,000	CommonSpirit Health 2.76%, 10/01/2024	3,827,788
1,810,000	Dignity Health 2.64%, 11/01/2019	1,810,000
590,000	Laboratory Corp. of America Holdings 2.63%, 02/01/2020	590,796
3,300,000	UnitedHealth Group, Inc. 3.50%, 02/15/2024	3,483,710

		17,476,454

	Home Builders - 0.2%
2,000,000	Toll Brothers Finance Corp. 5.88%, 02/15/2022	2,127,500

	Household Products/Wares - 0.2%
2,515,000	Church & Dwight Co., Inc. 2.88%, 10/01/2022	2,565,579

	Insurance - 1.2%
1,250,000	Assurant, Inc. 4.20%, 09/27/2023	1,306,672
785,000	AXA Equitable Holdings, Inc. 3.90%, 04/20/2023	822,811
3,000,000	Jackson National Life Global Funding 2.50%, 06/27/2022(1)	3,032,930
3,250,000	Liberty Mutual Group, Inc. 4.95%, 05/01/2022(1)	3,454,236
2,315,000	Marsh & McLennan Cos., Inc. 3.88%, 03/15/2024	2,471,721
3,000,000	Metropolitan Life Global Funding 3.38%, 01/11/2022(1)	3,094,721
705,000	Trinity Acquisition plc 3.50%, 09/15/2021	719,807
2,250,000	Willis North America, Inc. 3.60%, 05/15/2024	2,354,808

		17,257,706

	Internet - 0.4%
2,000,000	Netflix, Inc. 5.50%, 02/15/2022	2,120,000
3,630,000	Tencent Holdings Ltd. 2.99%, 01/19/2023(1)	3,696,528

		5,816,528

	Iron/Steel - 0.3%
1,500,000	ArcelorMittal 6.25%, 02/25/2022	1,622,083
	Steel Dynamics, Inc.
1,500,000	5.13%, 10/01/2021	1,505,250
1,000,000	5.25%, 04/15/2023	1,020,000

		4,147,333

	IT Services - 1.1%
	Hewlett Packard Enterprise Co.
4,550,000	2.25%, 04/01/2023	4,546,574
1,250,000	3.50%, 10/05/2021	1,283,275
1,250,000	3.60%, 10/15/2020	1,266,779
5,775,000	International Business Machines Corp. 3.00%, 05/15/2024	5,997,484
2,200,000	NCR Corp. 5.00%, 07/15/2022	2,219,250

		15,313,362

	Lodging - 1.4%
3,320,000	Choice Hotels International, Inc. 5.70%, 08/28/2020	3,411,300
5,090,000	Las Vegas Sands Corp. 3.20%, 08/08/2024	5,208,113
	Marriott International, Inc.
1,565,000	2.13%, 10/03/2022	1,566,294
1,500,000	2.30%, 01/15/2022	1,507,402
2,500,000	3.60%, 04/15/2024	2,639,225
	MGM Resorts International
2,000,000	5.25%, 03/31/2020	2,017,500
2,300,000	6.00%, 03/15/2023	2,536,486

		18,886,320

	Machinery - Diversified - 0.6%
	CNH Industrial Capital LLC
2,000,000	4.38%, 11/06/2020	2,040,480
995,000	4.38%, 04/05/2022	1,040,322

The accompanying notes are an integral part of these financial statements.

113

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.9% - (continued)
		Machinery - Diversified - 0.6% - (continued)
		Roper Technologies, Inc.
	$3,225,000	2.35%, 09/15/2024	$3,244,546
	1,500,000	3.65%, 09/15/2023	1,579,186

			7,904,534

		Media - 1.4%
	815,000	CBS Corp. 2.90%, 06/01/2023	829,623
	1,500,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.13%, 05/01/2023(1)	1,535,625
	1,685,000	Charter Communications Operating LLC / Charter Communications Operating Capital 3.58%, 07/23/2020	1,699,387
	3,185,000	Comcast Corp. 3.70%, 04/15/2024	3,406,303
		Cox Communications, Inc.
	905,000	2.95%, 06/30/2023(1)	924,785
	2,207,000	3.15%, 08/15/2024(1)	2,282,400
	2,195,000	Discovery Communications LLC 2.80%, 06/15/2020	2,204,417
		Fox Corp.
	550,000	3.67%, 01/25/2022(1)	569,361
	735,000	4.03%, 01/25/2024(1)	785,479
	2,900,000	Viacom, Inc. 3.25%, 03/15/2023	2,931,351
	2,675,000	Videotron Ltd. 5.00%, 07/15/2022	2,815,438

			19,984,169

		Mining - 0.3%
		Anglo American Capital plc
	2,250,000	3.75%, 04/10/2022(1)	2,308,786
	1,500,000	4.13%, 04/15/2021(1)	1,532,220
	320,000	Glencore Funding LLC 3.00%, 10/27/2022(1)	323,088

			4,164,094

		Miscellaneous Manufacturing - 0.1%
	1,480,000	Parker-Hannifin Corp. 2.70%, 06/14/2024	1,507,121

		Office/Business Equipment - 0.6%
	4,425,000	Pitney Bowes, Inc. 4.13%, 09/15/2020	4,469,250
	4,000,000	Xerox Corp. 2.75%, 09/01/2020	3,990,000

			8,459,250

		Oil & Gas - 2.1%
	3,075,000	Aker BP ASA 4.75%, 06/15/2024(1)	3,198,000
	875,000	Canadian Natural Resources Ltd. 2.95%, 01/15/2023	892,777
	2,795,000	Cimarex Energy Co. 4.38%, 06/01/2024	2,928,307
	3,400,000	Eni S.p.A. 4.00%, 09/12/2023(1)	3,596,273
	3,000,000	EQT Corp. 2.50%, 10/01/2020	2,996,901
		Occidental Petroleum Corp.
	5,050,000	2.70%, 08/15/2022	5,103,179
	3,775,000	2.90%, 08/15/2024	3,809,369
	1,991,000	4.85%, 03/15/2021	2,057,859
EUR	2,535,000	Petroleos Mexicanos 3.13%, 11/27/2020(9)	2,905,035
	$1,565,000	Pioneer Natural Resources Co. 3.45%, 01/15/2021	1,589,072

			29,076,772

		Pharmaceuticals - 2.3%
		AbbVie, Inc.
	1,250,000	2.30%, 05/14/2021	1,257,086
	1,330,000	2.50%, 05/14/2020	1,333,692
	3,855,000	Allergan Funding SCS 3.00%, 03/12/2020	3,864,508
		Bayer U.S. Finance LLC
	2,000,000	3.50%, 06/25/2021(1)	2,039,993
	1,400,000	3.88%, 12/15/2023(1)	1,466,295
	3,130,000	Cigna Corp. 3.75%, 07/15/2023	3,278,797
	1,060,000	CVS Health Corp. 2.63%, 08/15/2024	1,071,484

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 56.9% - (continued)
	Pharmaceuticals - 2.3% - (continued)
	Elanco Animal Health, Inc.
$4,075,000	3.91%, 08/27/2021	$4,184,158
2,560,000	4.27%, 08/28/2023	2,681,505
2,070,000	McKesson Corp. 3.65%, 11/30/2020	2,105,499
945,000	Mylan N.V. 3.75%, 12/15/2020	957,672
3,250,000	Teva Pharmaceutical Finance LLC 2.25%, 03/18/2020	3,209,375
4,850,000	Teva Pharmaceutical Finance Netherlands B.V. 2.20%, 07/21/2021	4,597,897

		32,047,961

	Pipelines - 1.7%
	Energy Transfer Operating L.P.
1,130,000	4.20%, 09/15/2023	1,194,153
2,150,000	4.50%, 04/15/2024	2,295,343
1,700,000	Enterprise Products Operating LLC 2.85%, 04/15/2021	1,721,055
2,775,000	EQM Midstream Partners L.P. 4.75%, 07/15/2023	2,745,931
	Kinder Morgan Energy Partners L.P.
850,000	4.15%, 03/01/2022	887,337
1,175,000	5.30%, 09/15/2020	1,206,923
865,000	6.85%, 02/15/2020	876,296
	MPLX L.P.
1,080,000	3.00%, 09/09/2021, 3 mo. USD LIBOR + 0.900%(3)	1,084,340
240,000	3.50%, 12/01/2022(1)	247,023
5,200,000	Phillips 66 Partners L.P. 2.45%, 12/15/2024	5,189,277
2,050,000	Sunoco Logistics Partners Operations L.P. 4.40%, 04/01/2021	2,106,916
750,000	Western Midstream Operating L.P. 4.00%, 07/01/2022	761,748
3,000,000	Williams Cos., Inc. 4.30%, 03/04/2024	3,186,182

		23,502,524

	Real Estate - 0.2%
2,000,000	WEA Finance LLC 3.15%, 04/05/2022(1)	2,040,629
1,100,000	WEA Finance LLC / Westfield UK & Europe Finance plc 3.25%, 10/05/2020(1)	1,111,535

		3,152,164

	Real Estate Investment Trusts - 1.8%
	American Tower Corp.
1,750,000	3.00%, 06/15/2023	1,797,549
1,755,000	3.30%, 02/15/2021	1,781,547
2,350,000	3.38%, 05/15/2024	2,450,343
3,890,000	Brandywine Operating Partnership L.P. 4.10%, 10/01/2024	4,109,419
	Crown Castle International Corp.
1,500,000	3.15%, 07/15/2023	1,537,311
240,000	3.40%, 02/15/2021	243,975
2,000,000	Realty Income Corp. 3.25%, 10/15/2022	2,071,332
1,745,000	SBA Tower Trust 2.84%, 01/15/2025(1)	1,762,347
1,870,000	Scentre Group Trust 2.38%, 11/05/2019(1)	1,870,000
3,700,000	Ventas Realty L.P. 2.65%, 01/15/2025	3,748,021
	Welltower, Inc.
2,000,000	3.63%, 03/15/2024	2,110,610
2,000,000	3.95%, 09/01/2023	2,124,670

		25,607,124

	Retail - 0.6%
	CVS Health Corp.
2,350,000	2.13%, 06/01/2021	2,353,613
715,000	2.80%, 07/20/2020	718,398
595,000	3.35%, 03/09/2021	605,520
2,500,000	3.70%, 03/09/2023	2,606,516

The accompanying notes are an integral part of these financial statements.

114

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 56.9% - (continued)
	Retail - 0.6% - (continued)
$1,790,000	Dollar Tree, Inc. 3.70%, 05/15/2023	$1,873,280

		8,157,327

	Savings & Loans - 0.1%
1,400,000	Nationwide Building Society 3.62%, 04/26/2023, (3.62% fixed rate until 04/26/2022; 3 mo. USD LIBOR + 1.181% thereafter)(1)(7)	1,439,094

	Semiconductors - 0.9%
2,700,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 2.38%, 01/15/2020	2,700,864
	Broadcom, Inc.
1,500,000	3.13%, 10/15/2022(1)	1,527,612
1,500,000	3.63%, 10/15/2024(1)	1,541,109
1,140,000	Microchip Technology, Inc. 3.92%, 06/01/2021	1,166,807
	NXP B.V. / NXP Funding LLC
2,000,000	4.13%, 06/01/2021(1)	2,055,073
860,000	4.88%, 03/01/2024(1)	934,512
2,700,000	QUALCOMM, Inc. 3.00%, 05/20/2022	2,771,507

		12,697,484

	Software - 0.1%
541,000	Fidelity National Information Services, Inc. 2.25%, 08/15/2021	542,827
1,380,000	Fiserv, Inc. 3.80%, 10/01/2023	1,462,606

		2,005,433

	Telecommunications - 1.5%
	AT&T, Inc.
2,000,000	2.80%, 02/17/2021	2,020,091
2,000,000	3.60%, 02/17/2023	2,088,242
5,500,000	Nokia Oyj 3.38%, 06/12/2022	5,561,875
3,169,000	Sprint Communications, Inc. 7.00%, 03/01/2020(1)	3,215,268
4,647,500	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, 03/20/2023(1)	4,676,547
2,000,000	Telefonica Emisiones S.A. 4.57%, 04/27/2023	2,162,075
1,000,000	Verizon Communications, Inc. 5.15%, 09/15/2023	1,116,880

		20,840,978

	Transportation - 1.1%
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
1,500,000	2.70%, 03/14/2023(1)	1,517,167
1,425,000	2.70%, 11/01/2024(1)	1,439,295
1,000,000	3.20%, 07/15/2020(1)	1,006,306
2,065,000	3.45%, 07/01/2024(1)	2,151,745
1,250,000	3.90%, 02/01/2024(1)	1,319,312
2,000,000	4.13%, 08/01/2023(1)	2,124,020
1,270,000	Ryder System, Inc. 2.25%, 09/01/2021	1,273,589
4,450,000	TTX Co. 3.60%, 01/15/2025(1)	4,708,900

		15,540,334

	Trucking & Leasing - 0.9%
2,650,000	Aviation Capital Group LLC 3.88%, 05/01/2023(1)	2,741,292
	Avolon Holdings Funding Ltd.
3,000,000	3.63%, 05/01/2022(1)	3,062,400
2,950,000	5.13%, 10/01/2023(1)	3,183,050
2,500,000	GATX Corp. 4.35%, 02/15/2024	2,686,729
300,000	Park Aerospace Holdings Ltd. 5.25%, 08/15/2022(1)	319,485

		11,992,956

	Total Corporate Bonds (cost $775,542,294)	$791,151,882

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
		Qatar - 0.5%
		Qatar Government International Bond
	$4,700,000	3.38%, 03/14/2024(1)	$4,911,500
	1,960,000	3.88%, 04/23/2023(1)	2,067,377

			6,978,877

		Total Foreign Government Obligations (cost $6,641,541)	$6,978,877

MUNICIPAL BONDS - 0.5%
		General Obligation - 0.2%
	2,805,000	Cook County, IL, GO 4.74%, 11/15/2022	$2,927,887

		Higher Education - 0.2%
	2,630,000	Chicago, IL, Board of Education, GO 5.28%, 12/01/2022	2,705,849

		Transportation - 0.1%
	1,750,000	Alameda Corridor Transportation Auth, CA 0.00%, 10/01/2022(10)	1,629,145

		Total Municipal Bonds (cost $7,105,832)	$7,262,881

SENIOR FLOATING RATE INTERESTS - 15.7%(11)
		Advertising - 0.1%
	1,460,000	Clear Channel Outdoor Holdings, Inc. 5.29%, 08/21/2026, 1 mo. USD LIBOR + 3.500%	$1,462,351

		Aerospace/Defense - 0.4%
	1,199,419	Circor International, Inc. 5.42%, 12/11/2024, 1 mo. USD LIBOR + 3.500%	1,187,725
	507,876	Fly Funding S.a.r.l. 4.18%, 02/09/2023, 3 mo. USD LIBOR + 2.000%	507,876
	3,780,359	TransDigm, Inc. 4.29%, 06/09/2023, 1 mo. USD LIBOR + 2.500%	3,760,965

			5,456,566

		Airlines - 0.2%
		American Airlines, Inc.
	1,541,983	3.55%, 06/27/2025, 1 mo. USD LIBOR + 1.750%	1,526,764
	950,000	3.94%, 10/12/2021, 1 mo. USD LIBOR + 2.000%	950,133
	955,000	WestJet Airlines Ltd. 0.00%, 08/07/2026, 1 mo. USD LIBOR + 3.000%(12)	958,982

			3,435,879

		Auto Manufacturers - 0.1%
	707,400	Navistar International Corp. 5.42%, 11/06/2024, 1 mo. USD LIBOR + 3.500%	699,003

		Auto Parts & Equipment - 0.4%
	1,122,188	Adient U.S. LLC 6.78%, 05/06/2024, 1 mo. USD LIBOR + 4.250%	1,093,078
EUR	330,000	AL Alpine AT Bidco GmbH 3.00%, 10/31/2025, 3 mo. EURIBOR + 3.000%	358,572
	$745,056	Altra Industrial Motion Corp. 3.79%, 10/01/2025, 1 mo. USD LIBOR + 2.000%	741,331
	389,075	IAA, Inc. 4.06%, 06/28/2026, 1 mo. USD LIBOR + 2.250%	390,211
		Panther BF Aggregator L.P.
EUR	1,620,000	3.75%, 04/30/2026, 1 mo. EURIBOR + 3.750%	1,804,942
	$1,125,000	5.30%, 04/30/2026, 1 mo. USD LIBOR + 3.500%	1,108,597

			5,496,731

The accompanying notes are an integral part of these financial statements.

115

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 15.7%(11) - (continued)
		Beverages - 0.1%
	$825,585	Jacobs Douwe Egberts International B.V. 3.81%, 11/01/2025, 3 mo. USD LIBOR + 1.750%	$825,379

		Biotechnology - 0.0%
	289,204	Sotera Health Holdings LLC 4.93%, 05/15/2022, 1 mo. USD LIBOR + 3.000%	283,781

		Chemicals - 0.5%
	1,081,001	Axalta Coating Systems U.S. Holdings, Inc. 3.85%, 06/01/2024, 3 mo. USD LIBOR + 1.750%	1,079,076
	862,659	Cabot Microelectronics Corp. 4.06%, 11/14/2025, 1 mo. ICE LIBOR + 2.250%	865,359
EUR	627,702	CTC AcquiCo GmbH 2.50%, 03/07/2025, 3 mo. EURIBOR + 2.500%	694,027
	$748,125	Hexion, Inc. 5.60%, 07/01/2026, 1 mo. USD LIBOR + 3.500%	744,385
	301,583	Minerals Technologies, Inc. 4.14%, 02/14/2024, 1 mo. USD LIBOR + 2.250%	302,714
	679,863	Platform Specialty Products Corp. 4.04%, 01/30/2026, 1 mo. ICE LIBOR + 2.250%	681,773
		Starfruit Finco B.V.
EUR	150,000	3.75%, 10/01/2025, 3 mo. EURIBOR + 3.750%	166,838
	$339,379	5.19%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	330,545
	641,447	Tronox Finance LLC 4.66%, 09/23/2024, 3 mo. USD LIBOR + 2.750%	635,116
		Univar, Inc.
	662,511	4.04%, 07/01/2024, 1 mo. USD LIBOR + 2.250%	664,167
	277,710	4.29%, 07/01/2024, 1 mo. ICE LIBOR + 2.500%	278,213
	821,700	WR Grace & Co. 3.85%, 04/03/2025, 3 mo. USD LIBOR + 1.750%	823,072

			7,265,285

		Commercial Services - 1.7%
		Allied Universal Holdco LLC
	85,312	4.25%, 07/10/2026, 1 mo. USD LIBOR + 4.250%(13)	84,642
	861,657	6.51%, 07/10/2026, 3 mo. USD LIBOR + 4.250%	854,885
	390,000	Belron Finance U.S. LLC 0.00%, 11/07/2026, 1 mo. USD LIBOR + 2.500%(12)	389,879
	2,016,510	Blackhawk Network Holdings, Inc. 4.79%, 06/15/2025, 1 mo. USD LIBOR + 3.000%	1,996,345
	605,170	Bright Horizons Family Solutions, Inc. 3.54%, 11/07/2023, 1 mo. USD LIBOR + 1.750%	605,739
	831,072	BrightView Landscapes LLC 4.38%, 08/15/2025, 1 mo. USD LIBOR + 2.500%	832,369
	1,370,000	DCert Buyer, Inc. 5.79%, 10/16/2026, 1 mo. USD LIBOR + 4.000%	1,343,463
	1,805,000	Dun & Bradstreet Corp. 6.80%, 02/06/2026, 1 mo. USD LIBOR + 5.000%	1,809,133
	313,600	Energizer Holdings, Inc. 4.31%, 12/17/2025, 1 mo. USD LIBOR + 2.250%	313,076
	280,000	Garda World Security Corp. 0.00%, 10/17/2026, 1 mo. USD LIBOR + 4.750%(12)	278,250
	520,000	KAR Auction Services, Inc. 0.00%, 09/19/2026, 1 mo. USD LIBOR + 2.250%(12)	521,300

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 15.7%(11) - (continued)
		Commercial Services - 1.7% - (continued)
	$1,683,897	Quikrete Holdings, Inc. 4.54%, 11/15/2023, 1 mo. USD LIBOR + 2.750%	$1,676,000
	1,970,870	Russell Investments U.S. Inst’l Holdco, Inc. 5.04%, 06/01/2023, 3 mo. USD LIBOR + 3.250%	1,910,266
EUR	931,593	Techem GmbH 3.50%, 07/31/2025, 3 mo. EURIBOR + 3.500%	1,044,055
	$1,779,050	Tempo Acquisition LLC 4.79%, 05/01/2024, 1 mo. USD LIBOR + 3.000%	1,778,676
	1,501,468	Trans Union LLC 3.79%, 04/10/2023, 1 mo. USD LIBOR + 2.000%	1,503,495
	3,578,850	United Rentals, Inc. 3.54%, 10/31/2025, 1 mo. ICE LIBOR + 1.750%	3,592,915
	485,000	US Ecology, Inc. 0.00%, 08/14/2026, 1 mo. USD LIBOR + 2.500%(12)	486,819
EUR	1,015,000	Verisure Holding AB 3.50%, 10/21/2022, 3 mo. EURIBOR + 3.500%	1,132,029
	$892,174	Weight Watchers International, Inc. 6.86%, 11/29/2024, 3 mo. USD LIBOR + 4.750%	890,166
	589,375	Xerox Business Services LLC 4.29%, 12/07/2023, 1 mo. USD LIBOR + 2.500%	568,010

			23,611,512

		Construction Materials - 0.3%
	232,143	Advanced Drainage Systems, Inc. 4.06%, 07/31/2026, 1 mo. USD LIBOR + 2.250%	233,013
	2,600,000	American Builders & Contractors Supply Co., Inc. 0.00%, 01/15/2027, 1 mo. USD LIBOR + 2.000%(12)	2,595,138
	668,375	Hamilton Holdco LLC 4.11%, 07/02/2025, 1 mo. USD LIBOR + 2.000%	669,210
	1,291,917	NCI Building Systems, Inc. 5.66%, 04/12/2025, 3 mo. USD LIBOR + 3.750%	1,247,773

			4,745,134

		Distribution/Wholesale - 0.0%
	285,650	Beacon Roofing Supply, Inc. 4.04%, 01/02/2025, 1 mo. USD LIBOR + 2.250%	282,956

		Diversified Financial Services - 0.5%
		AlixPartners LLP
EUR	363,175	3.25%, 04/04/2024, 3 mo. EURIBOR + 3.250%	405,758
	$1,360,125	4.54%, 04/04/2024, 3 mo. USD LIBOR + 2.750%	1,357,854
	1,645,998	Crown Finance U.S., Inc. 4.04%, 02/28/2025, 1 mo. USD LIBOR + 2.250%	1,622,625
	570,833	Delos Finance S.a.r.l. 3.85%, 10/06/2023, 3 mo. USD LIBOR + 1.750%	572,261
	585,855	FinCo I LLC 3.79%, 12/27/2022, 1 mo. USD LIBOR + 2.000%	586,148
EUR	621,771	Nets Holding A/S 3.25%, 02/06/2025, 3 mo. EURIBOR + 3.250%	686,817
	$257,713	NFP Corp. 4.79%, 01/08/2024, 1 mo. USD LIBOR + 3.000%	249,798
	442,488	RP Crown Parent LLC 4.54%, 10/12/2023, 1 mo. USD LIBOR + 2.750%	441,492
	418,498	UFC Holdings LLC 5.04%, 04/29/2026, 1 mo. USD LIBOR + 3.250%	417,975
	1,087,636	Victory Capital Holdings, Inc. 5.35%, 07/01/2026, 1 mo. USD LIBOR + 3.250%	1,090,899

			7,431,627

The accompanying notes are an integral part of these financial statements.

116

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 15.7%(11) - (continued)
		Electrical Components & Equipment - 0.3%
	$270,075	Lumentum Holdings 4.29%, 12/10/2025, 1 mo. USD LIBOR + 2.500%	$270,075
	2,325,000	Virgin Media Bristol LLC 4.42%, 01/31/2028, 1 mo. USD LIBOR + 2.500%	2,314,352
EUR	1,400,000	Virgin Media SFA Finance Ltd. 0.00%, 01/31/2029, 1 mo. EURIBOR + 2.500%(12)	1,555,080

			4,139,507

		Electronics - 0.1%
	$774,150	Resideo Funding, Inc. 4.11%, 10/24/2025, 3 mo. USD LIBOR + 2.000%	766,409

		Energy - Alternate Sources - 0.2%
	28,882	AES Corp. 3.87%, 05/31/2022, 3 mo. USD LIBOR + 1.750%	28,866
	1,525,688	BCP Renaissance Parent LLC 5.36%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	1,375,987
	458,106	Medallion Midland Acquisition LLC 5.04%, 10/30/2024, 1 mo. USD LIBOR + 3.250%	429,475
	552,350	TEX Operations Co. LLC 3.79%, 08/04/2023, 1 mo. USD LIBOR + 2.000%	553,963

			2,388,291

		Engineering & Construction - 0.1%
	1,955,000	Brand Energy & Infrastructure Services, Inc. 6.24%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	1,896,350

		Entertainment - 0.2%
	475,934	CityCenter Holdings LLC 4.04%, 04/18/2024, 1 mo. USD LIBOR + 2.250%	475,787
		Merlin Entertainments plc
EUR	415,000	0.00%, 10/16/2026, 1 mo. EURIBOR + 3.000%(12)	464,946
	$402,146	0.00%, 10/16/2026, 1 mo. USD LIBOR + 3.250%(12)	403,486
	52,854	0.00%, 10/17/2026, 1 mo. USD LIBOR + 3.250%(12)(13)	53,030
	511,227	Scientific Games International, Inc. 4.54%, 08/14/2024, 2 mo. USD LIBOR + 2.750%	504,995
	1,004,850	Wyndham Hotels & Resorts, Inc. 3.54%, 05/30/2025, 1 mo. USD LIBOR + 1.750%	1,009,040

			2,911,284

		Environmental Control - 0.2%
	1,138,845	Advanced Disposal Services, Inc. 4.09%, 11/10/2023, 1 Week USD LIBOR + 2.250%	1,140,258
	1,725,386	Clean Harbors, Inc. 3.54%, 06/28/2024, 1 mo. USD LIBOR + 1.750%	1,734,013
EUR	523,375	Fluidra Finco SLU 2.75%, 07/02/2025, 1 mo. EURIBOR + 2.750%	587,368

			3,461,639

		Food - 0.2%
	$375,000	B&G Foods, Inc. 4.48%, 10/10/2026, 1 mo. USD LIBOR + 2.500%	376,174
	480,126	IRB Holding Corp. 5.22%, 02/05/2025, 1 mo. USD LIBOR + 3.250%	475,924
	75,282	Post Holdings, Inc. 3.83%, 05/24/2024, 1 mo. USD LIBOR + 2.000%	75,334

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 15.7%(11) - (continued)
		Food - 0.2% - (continued)
	$1,180,000	U.S. Foods, Inc. 3.79%, 09/13/2026, 1 mo. USD LIBOR + 2.000%	$1,183,115

			2,110,547

		Food Service - 0.1%
	352,337	8th Avenue Food & Provisions, Inc. 5.69%, 10/01/2025, 3 mo. USD LIBOR + 3.750%	352,337
	554,934	Aramark Services, Inc. 3.54%, 03/11/2025, 3 mo. USD LIBOR + 1.750%	555,395
	232,063	CHG PPC Parent LLC 4.54%, 03/31/2025, 1 mo. USD LIBOR + 2.750%	230,902

			1,138,634

		Gas - 0.1%
		Messer Industries GmbH
EUR	150,000	2.75%, 03/01/2026, 3 mo. EURIBOR + 2.750%	167,539
	$587,050	4.60%, 03/01/2026, 1 mo. USD LIBOR + 2.500%	581,679

			749,218

		Healthcare - Products - 0.0%
	242,327	Avantor, Inc. 4.79%, 11/21/2024, 3 mo. USD LIBOR +3.000%	243,841

		Healthcare - Services - 0.9%
	288,550	Agiliti Health, Inc. 5.06%, 01/04/2026, UNFND + 3.000%	287,468
	225,000	CPI Holdco LLC 0.00%, 10/01/2027, 1 mo. USD LIBOR + 4.250%(12)	224,437
	540,000	Emerald TopCo, Inc. 5.29%, 07/24/2026, 1 mo. USD LIBOR + 3.500%	531,090
	380,000	Ensemble RCM LLC 6.00%, 08/03/2026, 1 mo. USD LIBOR + 3.750%	379,388
	821,281	Envision Healthcare Corp. 5.54%, 10/10/2025, 1 mo. USD LIBOR + 3.750%	661,772
	806,782	Gentiva Health Services, Inc. 5.56%, 07/02/2025, 1 mo. USD LIBOR + 3.750%	804,765
EUR	587,563	IQVIA, Inc. 2.00%, 06/11/2025, 3 mo. EURIBOR + 2.000%	656,127
	$567,643	Jaguar Holding Co. 4.29%, 08/18/2022, 3 mo. USD LIBOR + 2.500%	566,224
		MED ParentCo L.P.
	143,098	1.30%, 08/31/2026, 1 mo. USD LIBOR + 4.250%(13)	140,803
	573,072	6.04%, 08/31/2026, 1 mo. USD LIBOR + 4.250%	563,880
	1,714,251	MPH Acquisition Holdings LLC 4.85%, 06/07/2023, 3 mo. USD LIBOR + 2.750%	1,603,802
	481,190	Surgery Center Holdings, Inc. 5.04%, 09/02/2024, 1 mo. USD LIBOR + 3.250%	463,949
	864,962	Syneos Health, Inc. 3.79%, 08/01/2024, 1 mo. USD LIBOR + 2.000%	865,144
	992,503	Team Health Holdings, Inc. 4.54%, 02/06/2024, 1 mo. USD LIBOR + 2.750%	761,746
	1,528,450	Universal Health Services, Inc. 3.54%, 10/31/2025, 1 mo. USD LIBOR + 1.750%	1,530,361
	1,995,000	Zelis Healthcare Corp. 0.00%, 09/30/2026, 1 mo. USD LIBOR + 4.750%(12)	1,971,718

			12,012,674

The accompanying notes are an integral part of these financial statements.

117

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 15.7%(11) - (continued)
	Household Products - 0.1%
$604,238	Diamond (BC) B.V. 4.93%, 09/06/2024, 2 mo. USD LIBOR + 3.000%	$561,639
135,720	Prestige Brands, Inc. 3.79%, 01/26/2024, 1 mo. USD LIBOR + 2.000%	135,826

		697,465

	Insurance - 0.6%
	Asurion LLC
2,277,299	4.79%, 08/04/2022, 1 mo. USD LIBOR + 3.000%	2,277,709
889,023	4.79%, 11/03/2023, 1 mo. USD LIBOR + 3.000%	889,974
865,000	8.29%, 08/04/2025, 1 mo. USD LIBOR + 6.500%	868,460
236,400	Genworth Holdings, Inc. 6.32%, 03/07/2023, 1 mo. USD LIBOR + 4.500%	235,809
	Hub International Ltd.
540,000	0.00%, 04/25/2025, 1 mo. USD LIBOR + 4.000%(12)	538,920
1,367,688	4.94%, 04/25/2025, 2 mo. USD LIBOR + 3.000%	1,336,668
	Sedgwick Claims Management Services, Inc.
1,424,238	5.04%, 12/31/2025, 1 mo. USD LIBOR + 3.250%	1,380,399
663,338	5.79%, 09/03/2026, 1 mo. USD LIBOR + 4.000%	657,673

		8,185,612

	IT Services - 0.1%
1,876,050	Science Applications International Corp. 3.54%, 10/31/2025, 1 mo. ICE LIBOR + 1.750%	1,877,814

	Leisure Time - 0.7%
2,970,478	Caesars Resort Collection LLC 4.54%, 12/23/2024, 1 mo. USD LIBOR + 2.750%	2,924,376
2,733,990	Delta (LUX) S.a.r.l. 4.29%, 02/01/2024, 1 mo. USD LIBOR + 2.500%	2,689,563
834,424	Eldorado Resorts LLC 4.21%, 04/17/2024, 2 mo. USD LIBOR + 2.250%	833,031
1,630,850	Golden Entertainment, Inc. 4.81%, 10/21/2024, 1 mo. USD LIBOR + 3.000%	1,631,877
1,013,594	Penn National Gaming, Inc. 4.04%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	1,016,634

		9,095,481

	Lodging - 0.4%
1,227,269	Boyd Gaming Corp. 3.96%, 09/15/2023, 1 week USD LIBOR + 2.250%	1,227,649
1,655,161	Caesars Entertainment Operating Co. 3.79%, 10/07/2024, 1 mo. USD LIBOR + 2.000%	1,654,134
690,413	Four Seasons Hotels Ltd. 3.79%, 11/30/2023, 1 mo. USD LIBOR + 2.000%	692,616
974,847	Hilton Worldwide Finance LLC 3.57%, 06/22/2026, 1 mo. USD LIBOR + 1.750%	978,590
1,687,921	Station Casinos LLC 4.29%, 06/08/2023, 1 mo. USD LIBOR + 2.500%	1,688,630

		6,241,619

	Machinery - Construction & Mining - 0.1%
1,297,242	Brookfield WEC Holdings, Inc. 5.29%, 08/01/2025, 1 mo. USD LIBOR + 3.500%	1,288,058

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 15.7%(11) - (continued)
		Machinery - Construction & Mining - 0.1% - (continued)
	$288,615	Pike Corp. 5.04%, 07/24/2026, 1 mo. USD LIBOR + 3.250%	$288,392

			1,576,450

		Machinery - Diversified - 0.1%
	982,382	Gardner Denver, Inc. 4.54%, 07/30/2024, 3 mo. USD LIBOR + 2.750%	983,816
	1,037,169	Gates Global LLC 4.54%, 04/01/2024, 3 mo. USD LIBOR + 2.750%	1,014,528

			1,998,344

		Media - 1.7%
	502,225	Advantage Sales & Marketing, Inc. 5.04%, 07/23/2021, 1 mo. USD LIBOR + 3.250%	467,446
	852,600	Altice Financing S.A. 4.60%, 01/31/2026, 3 mo. USD LIBOR + 2.750%	819,869
	1,631,487	Charter Communications Operating LLC 3.54%, 04/30/2025, 1 mo. USD LIBOR + 1.750%	1,633,298
		CSC Holdings LLC
	923,813	4.17%, 07/17/2025, 1 mo. USD LIBOR + 2.250%	918,297
	1,240,625	4.17%, 01/15/2026, 1 mo. ICE LIBOR + 2.250%	1,230,700
	1,103,063	4.33%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	1,100,694
	706,450	E.W. Scripps Co. 4.54%, 05/01/2026, 1 mo. USD LIBOR + 2.750%	705,920
	1,394,463	Gray Television, Inc. 4.51%, 01/02/2026, 1 mo. ICE LIBOR + 2.500%	1,397,293
	2,447,004	ION Media Networks, Inc. 4.81%, 12/18/2024, 1 mo. USD LIBOR + 3.000%	2,431,710
	664,875	Lamar Media Corp. 3.56%, 03/14/2025, 1 mo. USD LIBOR + 1.750%	666,331
	71,507	Mission Broadcasting, Inc. 4.28%, 01/17/2024, 1 mo. ICE LIBOR + 2.250%	71,574
	1,068,255	MTN Infrastructure TopCo, Inc. 4.79%, 11/15/2024, 1 mo. USD LIBOR + 3.000%	1,054,453
	355,000	NASCAR Holdings, Inc. 0.00%, 10/19/2026, 1 mo. USD LIBOR + 2.750%(12)	356,608
		Nexstar Broadcasting, Inc.
	359,864	4.05%, 01/17/2024, 1 mo. ICE LIBOR + 2.250%	360,202
	2,220,000	4.55%, 09/18/2026, 1 mo. USD LIBOR + 2.750%	2,227,082
	716,625	Numericable Group S.A. 4.54%, 07/31/2025, 1 mo. USD LIBOR + 2.750%	692,661
	1,187,912	PSAV Holdings LLC 5.26%, 03/03/2025, 3 mo. USD LIBOR + 3.250%	1,141,144
	892,857	Sinclair Television Group, Inc. 4.43%, 09/30/2026, 1 mo. USD LIBOR + 2.500%	893,134
	2,350,000	Telenet Financing USD LLC 4.17%, 08/15/2026, 1 mo. USD LIBOR + 2.250%	2,345,747
	268,059	Web.com Group, Inc. 5.66%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	260,621
EUR	1,310,000	Ziggo B.V. 0.00%, 01/31/2029, 1 mo. EURIBOR + 3.000%(12)	1,452,525
	$1,245,000	Ziggo Secured Finance Partnership 4.42%, 04/15/2025, 1 mo. USD LIBOR + 2.500%	1,228,977

			23,456,286

The accompanying notes are an integral part of these financial statements.

118

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 15.7%(11) - (continued)
		Metal Fabricate/Hardware - 0.1%
	$1,624,278	Rexnord LLC 3.79%, 08/21/2024, 1 mo. USD LIBOR + 2.000%	$1,632,399

		Miscellaneous Manufacturing - 0.3%
	164,581	Core & Main LP 4.81%, 08/01/2024, 6 mo. USD LIBOR + 2.750%	160,672
	1,057,733	H.B. Fuller Co. 3.85%, 10/20/2024, 1 mo. USD LIBOR + 2.000%	1,053,872
	513,713	Momentive Performance Materials Inc. 5.04%, 05/15/2024, 3 mo. USD LIBOR + 3.250%	503,762
	385,000	Tamko Building Products, Inc. 5.09%, 06/01/2026, 1 mo. USD LIBOR + 3.250%	385,000
	1,720,417	USI, Inc. 5.10%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	1,668,375

			3,771,681

		Oil & Gas - 0.1%
	777,150	NorthRiver Midstream Finance L.P. 5.35%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	763,830
	693,000	Traverse Midstream Partners LLC 5.80%, 09/27/2024, 3 mo. USD LIBOR + 4.000%	606,375

			1,370,205

		Oil & Gas Services - 0.3%
	740,000	Buckeye Partners L.P. 0.00%, 11/15/2026, 1 mo. USD LIBOR + 2.750%(12)	743,241
	653,363	Lower Cadence Holdings LLC 5.80%, 05/22/2026, 1 mo. USD LIBOR + 4.000%	605,994
	2,279,288	UGI Energy Services LLC 5.54%, 08/13/2026, 1 mo. USD LIBOR + 3.750%	2,284,986

			3,634,221

		Packaging & Containers - 0.5%
	247,494	Berlin Packaging LLC 5.00%, 11/07/2025, 1 mo. USD LIBOR + 3.000%	240,069
		Berry Global, Inc.
EUR	663,338	2.50%, 07/01/2026, 3 mo. EURIBOR + 2.500%	744,954
	$968,010	3.88%, 10/01/2022, 3 mo. USD LIBOR + 2.000%	970,430
	1,197,000	4.44%, 07/01/2026, 3 mo. USD LIBOR + 2.500%	1,200,495
	228,068	Crown Americas LLC 4.00%, 04/03/2025, 1 Week USD LIBOR + 2.000%	228,980
EUR	78,811	Crown European Holdings S.A. 2.38%, 04/03/2025, 1 mo. EURIBOR + 2.375%	88,171
		Flex Acquisition Co., Inc.
	$880,499	5.10%, 12/29/2023, 3 mo. USD LIBOR + 3.000%	830,645
	997,633	5.35%, 06/29/2025, 1 mo. USD LIBOR + 3.250%	942,484
	2,190,161	Reynolds Group Holdings, Inc. 4.54%, 02/05/2023, 1 mo. USD LIBOR + 2.750%	2,188,957

			7,435,185

		Pharmaceuticals - 0.5%
		Bausch Health Companies, Inc.
	1,159,375	4.67%, 11/27/2025, 1 mo. USD LIBOR + 2.750%	1,160,337

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 15.7%(11) - (continued)
		Pharmaceuticals - 0.5% - (continued)
	$957,074	4.92%, 06/02/2025, 1 mo. USD LIBOR + 3.000%	$960,166
	706,450	Catalent Pharma Solutions, Inc. 4.04%, 05/18/2026, 1 mo. USD LIBOR + 2.250%	706,450
	1,456,475	Endo Luxembourg Finance Co., S.a.r.l. 6.06%, 04/29/2024, 1 mo. USD LIBOR + 4.250%	1,337,044
	524,008	IQVIA, Inc. 4.10%, 03/07/2024, 3 mo. USD LIBOR + 2.000%	525,318
	1,980,000	Sunshine Luxembourg S.a.r.l. 6.35%, 10/01/2026, 1 mo. USD LIBOR + 4.250%	1,980,832

			6,670,147

		Real Estate - 0.2%
	1,091,559	KFC Holding Co. 3.63%, 04/03/2025, 1 mo. USD LIBOR + 1.750%	1,091,559
	1,345,909	VICI Properties LLC 3.85%, 12/20/2024, 1 mo. USD LIBOR + 2.000%	1,349,879

			2,441,438

		REITS - 0.1%
	2,055,450	MGM Growth Properties Operating Partnership L.P. 3.79%, 03/21/2025, 1 mo. USD LIBOR + 2.000%	2,060,589

		Retail - 0.8%
	1,889,397	B.C. Unlimited Liability Co. 4.04%, 02/16/2024, 1 mo. USD LIBOR + 2.250%	1,890,814
	1,784,728	Bass Pro Group LLC 6.79%, 09/25/2024, 1 mo. USD LIBOR + 5.000%	1,719,389
	496,250	Belron Finance U.S. LLC 4.43%, 11/13/2025, 1 mo. USD LIBOR + 2.250%	495,630
		Coty, Inc.
EUR	785,063	2.50%, 04/07/2025, 1 mo. EURIBOR + 2.500%	857,849
	$1,537,968	4.23%, 04/07/2025, 1 mo. USD LIBOR + 2.250%	1,484,139
	1,026,551	Michaels Stores, Inc. 4.31%, 01/30/2023, 1 mo. USD LIBOR + 2.500%	999,420
	1,011,527	Staples, Inc. 7.12%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	996,061
	1,997,676	U.S. Foods, Inc. 3.79%, 06/27/2023, 1 mo. USD LIBOR + 2.000%	2,002,930

			10,446,232

		Semiconductors - 0.2%
	1,513,563	Entegris, Inc. 3.79%, 11/06/2025, 1 mo. USD LIBOR + 2.000%	1,518,603
	1,087,922	Microchip Technology, Inc. 3.79%, 05/29/2025, 1 mo. USD LIBOR + 2.000%	1,089,282
	570,719	ON Semiconductor Corp. 3.79%, 09/19/2026, 1 mo. USD LIBOR + 2.000%	572,922

			3,180,807

		Software - 1.1%
	1,028,806	Almonde, Inc. 5.70%, 06/13/2024, 3 mo. USD LIBOR + 3.500%	981,872
	1,463,905	Aristocrat Technologies, Inc. 3.72%, 10/19/2024, 3 mo. USD LIBOR + 1.750%	1,466,394
	1,613,910	CDW LLC 3.54%, 10/13/2026, 3 mo. USD LIBOR + 1.750%	1,618,816
	1,168,603	Change Healthcare Holdings LLC 4.29%, 03/01/2024, 1 mo. USD LIBOR + 2.500%	1,161,030

The accompanying notes are an integral part of these financial statements.

119

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 15.7%(11) - (continued)
		Software - 1.1% - (continued)
	$138,942	EVO Payments International LLC 5.05%, 12/22/2023, 1 mo. USD LIBOR + 3.250%	$139,000
	1,133,727	Go Daddy Operating Co. LLC 3.54%, 02/15/2024, 1 mo. USD LIBOR + 1.750%	1,134,373
	328,235	Hyland Software, Inc. 5.04%, 07/01/2024, 1 mo. USD LIBOR + 3.250%	325,773
	559,563	Infor U.S., Inc. 4.85%, 02/01/2022, 1 mo. USD LIBOR + 2.750%	559,563
	147,186	MA FinanceCo. LLC 4.30%, 06/21/2024, 1 mo. USD LIBOR + 2.500%	142,679
	993,985	Seattle Spinco, Inc. 4.30%, 06/21/2024, 1 mo. USD LIBOR + 2.500%	963,549
	330,583	SS&C Technologies Holdings Europe S.a.r.l. 4.04%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	331,136
	2,037,059	SS&C Technologies, Inc. 4.04%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	2,041,548
	645,000	Ultimate Software Group, Inc. 5.54%, 05/04/2026, 1 mo. USD LIBOR + 3.750%	645,987
	816,213	Verint Systems, Inc. 4.15%, 06/28/2024, 1 mo. USD LIBOR + 2.000%	818,767
	575,000	Western Digital Corp. 0.00%, 04/29/2023, 1 mo. USD LIBOR + 1.750%(12)	572,556
	2,157,832	WEX, Inc. 4.04%, 05/15/2026, 1 mo. USD LIBOR + 2.250%	2,164,392

			15,067,435

		Telecommunications - 0.9%
	1,682,685	Altice France S.A. 5.61%, 01/31/2026, 3 mo. USD LIBOR + 3.688%	1,640,012
	1,215,720	CenturyLink, Inc. 4.54%, 01/31/2025, 1 mo. USD LIBOR + 2.750%	1,202,505
	1,732,500	Ciena Corp. 3.85%, 09/26/2025, 1 mo. USD LIBOR + 2.000%	1,736,831
	1,993,500	Level 3 Financing, Inc. 4.04%, 02/22/2024, 1 mo. USD LIBOR + 2.250%	1,994,995
	735,000	Liberty Latin America Ltd. 0.00%, 10/22/2026, 1 mo. USD LIBOR + 5.000%(12)	741,203
		Masmovil Holdphone S.A.
EUR	143,066	0.00%, 05/07/2026, 1 mo. USD LIBOR + 3.250%(12)(13)	159,562
	894,168	3.25%, 05/07/2026, 1 mo. USD LIBOR + 3.250%	997,265
		Sprint Communications, Inc.
	$2,979,392	4.31%, 02/02/2024, 1 mo. USD LIBOR + 2.500%	2,943,401
	540,913	4.81%, 02/02/2024, 1 mo. USD LIBOR + 3.000%	537,304
	708,419	Zayo Group LLC 4.04%, 01/19/2024, 1 mo. USD LIBOR + 2.250%	709,078

			12,662,156

		Transportation - 0.1%
	318,979	B.C. Unlimited Liability Co. 6.10%, 04/06/2026, 1 mo. USD LIBOR + 4.000%	319,429
EUR	240,000	Boluda Corp. Maritima S.L. 0.00%, 09/26/2026, 1 mo. EURIBOR + 3.500%(12)	268,341
	$593,301	Dynasty Acquisition Co., Inc. 6.10%, 04/06/2026, 1 mo. USD LIBOR + 4.000%	594,138

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 15.7%(11) - (continued)
	Transportation - 0.1% - (continued)
$430,413	Savage Enterprises LLC 5.93%, 08/01/2025, 1 mo. USD LIBOR + 4.000%	$433,460

		1,615,368

	Total Senior Floating Rate Interests (cost $219,767,596)	$217,931,532

U.S. GOVERNMENT AGENCIES - 10.4%
	Mortgage-Backed Agencies - 10.4%
	FHLMC - 2.3%
$5,000,000	1.13%, 08/12/2021	$4,960,232
6,780,946	1.25%, 07/15/2031	6,654,615
1,893,054	1.50%, 01/15/2027	1,871,735
10,631,477	1.57%, 07/25/2021(2)(4)	245,347
3,686,213	2.00%, 09/15/2041	3,679,788
3,000,000	2.77%, 11/25/2048, 1 mo. USD LIBOR + 0.950%(1)(3)	3,002,343
5,401,003	3.00%, 04/01/2031	5,558,626
733,997	3.50%, 04/01/2027	765,735
736,640	3.50%, 09/15/2043	759,691
2,257,522	3.75%, 05/15/2039(5)	2,327,035
1,764,666	3.82%, 05/25/2048(1)(2)	1,770,487

		31,595,634

	FNMA - 6.4%
4,541,288	1.50%, 08/25/2041	4,462,375
14,855,480	1.50%, 06/25/2042	14,929,653
4,221,178	1.50%, 11/25/2042	4,155,984
1,552,873	1.75%, 05/25/2040	1,542,756
6,243,844	2.00%, 04/25/2034	6,209,887
2,151,495	2.00%, 07/25/2039	2,158,108
10,570,034	2.50%, 03/25/2035	10,583,484
1,655,985	3.00%, 08/01/2027	1,703,419
3,564,421	3.00%, 12/01/2030	3,666,211
1,243,710	3.00%, 02/01/2031	1,275,677
2,369,921	3.00%, 03/01/2031	2,437,591
7,665,250	3.00%, 02/25/2043	7,886,798
494,048	3.00%, 04/25/2043	509,819
3,341,081	3.00%, 05/25/2047	3,421,844
6,680,521	3.25%, 11/25/2043	6,948,775
1,286,696	3.50%, 11/01/2026	1,332,412
3,141,456	3.50%, 12/01/2026	3,259,879
465,993	3.50%, 12/01/2028	484,103
5,871,602	3.50%, 10/25/2035	6,194,220
4,339,642	3.50%, 07/25/2045	4,465,220
1,510,492	3.50%, 05/25/2056	1,585,218

		89,213,433

	GNMA - 1.3%
1,297,782	1.75%, 03/20/2039	1,291,749
4,166,589	2.00%, 05/20/2046	4,192,681
8,613,618	2.50%, 10/20/2041	8,718,364
3,496,634	2.50%, 07/20/2042	3,527,277
173,794	5.00%, 08/20/2039	189,022

		17,919,093

	UMBS - 0.4%
5,600,000	3.50%, 11/01/2034(14)	5,801,031

	Total U.S. Government Agencies (cost $141,208,933)	$144,529,191

The accompanying notes are an integral part of these financial statements.

120

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT SECURITIES - 1.4%
	U.S. Treasury Securities - 1.4%
$20,000,000	U.S. Treasury Note 1.63%, 11/30/2020	$20,002,344

	Total U.S. Government Securities (cost $19,807,897)	$20,002,344

	Total Long-Term Investments (cost $1,386,320,566)	$1,405,378,660

SHORT-TERM INVESTMENTS - 0.5%
	Securities Lending Collateral - 0.5%
311,791	Citibank NA DDCA, 1.80%, 11/1/2019(15)	311,791
4,374,490	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(15)	4,374,490
70,174	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(15)	70,174
580,264	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(15)	580,264
843,051	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(15)	843,051
56,060	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(15)	56,060

		6,235,830

	Total Short-Term Investments (cost $6,235,830)	$6,235,830

Total Investments (cost $1,392,556,396)	101.6%	$1,411,614,490
Other Assets and Liabilities	(1.6)%	(22,058,854)

Total Net Assets	100.0%	$1,389,555,636

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $430,056,700, representing 30.9% of net assets.

(2)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2019. Base lending rates may be subject to a floor or cap.

(4)	Securities disclosed are interest-only strips.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(6)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $5,800,000 at October 31, 2019.

(7)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2019. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(8)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(9)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of this security was $2,905,035, representing 0.2% of net assets.

(10)	Security is a zero-coupon bond.

(11)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2019.

(12)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(13)

This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2019, the aggregate value of the unfunded commitment was $438,037, which rounds to 0.0% of total net assets.

(14)	Represents or includes a TBA transaction.

(15)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.

121

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2019

Futures Contracts Outstanding at October 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	1,086	12/31/2019	$234,143,297	$(479,332)

Short position contracts:
U.S. Treasury 5-Year Note Future	1,371	12/31/2019	$163,427,484	$504,683
U.S. Treasury 10-Year Note Future	149	12/19/2019	19,414,235	203,712
U.S. Treasury Long Bond Future	7	12/19/2019	1,129,625	28,924

Total				$737,319

Total futures contracts				$257,987

Foreign Currency Contracts Outstanding at October 31, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,614,000	EUR	2,917,224	USD	JPM	11/05/19	$—	$(748)
2,859,625	USD	2,614,000	EUR	CBK	11/05/19	—	(56,851)
461,716	USD	414,000	EUR	JPM	11/29/19	—	(884)
14,251,315	USD	12,820,000	EUR	CBK	11/29/19	—	(73,637)
2,922,669	USD	2,614,000	EUR	JPM	12/04/19	607	—

Total						$607	$(132,120)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$217,521,953	$—	$217,521,953	$—
Corporate Bonds	791,151,882	—	791,151,882	—
Foreign Government Obligations	6,978,877	—	6,978,877	—
Municipal Bonds	7,262,881	—	7,262,881	—
Senior Floating Rate Interests	217,931,532	—	217,931,532	—
U.S. Government Agencies	144,529,191	—	144,529,191	—
U.S. Government Securities	20,002,344	—	20,002,344	—
Short-Term Investments	6,235,830	6,235,830	—	—
Foreign Currency Contracts(2)	607	—	607	—
Futures Contracts(2)	737,319	737,319	—	—

Total	$1,412,352,416	$6,973,149	$1,405,379,267	$—

Liabilities
Foreign Currency Contracts(2)	$(132,120)	$—	$(132,120)	$—
Futures Contracts(2)	(479,332)	(479,332)	—	—

Total	$(611,452)	$(479,332)	$(132,120)	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

122

The Hartford Strategic Income Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 10.7%
	Asset-Backed - Automobile - 0.4%
$1,475,564	Marlette Funding Trust 2.69%, 09/17/2029(1)	$1,480,441
1,370,000	Westlake Automobile Receivables Trust 3.28%, 12/15/2022(1)	1,385,471

		2,865,912

	Asset-Backed - Finance & Insurance - 1.9%
250,000	Apidos CLO 4.97%, 01/19/2025, 3 mo. USD LIBOR + 3.000%(1)(2)	250,595
63,978	Avery Point CLO Ltd. 3.12%, 01/18/2025, 3 mo. USD LIBOR + 1.120%(1)(2)	63,995
	Bayview Opportunity Master Fund Trust
63,772	3.50%, 01/28/2055(1)(3)	65,001
106,647	3.50%, 06/28/2057(1)(3)	108,510
131,770	3.50%, 01/28/2058(1)(3)	134,523
59,742	4.00%, 11/28/2053(1)(3)	61,656
117,296	4.00%, 10/28/2064(1)(3)	121,061
495,000	Bellemeade Re Ltd. 2.92%, 07/25/2029, 1 mo. USD LIBOR + 1.100%(1)(2)	495,336
659,950	Domino’s Pizza Master Issuer LLC 4.12%, 07/25/2048(1)	688,612
519,526	Eagle RE Ltd. 3.52%, 11/25/2028, 1 mo. USD LIBOR + 1.700%(1)(2)	520,361
19,430	Equity One Mortgage Pass-Through Trust 5.46%, 12/25/2033(3)	17,245
1,524,874	GSAMP Trust 1.91%, 01/25/2037, 1 mo. USD LIBOR + 0.090%(2)	1,021,550
250,000	Madison Park Funding Ltd. 3.09%, 07/23/2029, 3 mo. USD LIBOR + 1.160%(1)(2)	250,022
1,792,198	MFA Trust 3.35%, 11/25/2047(1)(4)	1,808,436
	Oak Hill Advisors Residential Loan Trust
2,295	3.00%, 06/25/2057(1)(4)	2,295
900,000	5.00%, 06/25/2057(1)(4)	896,484
279,138	OneMain Financial Issuance Trust 2.37%, 09/14/2032(1)	279,249
786,000	Radnor RE Ltd. 3.07%, 02/25/2029, 1 mo. USD LIBOR + 1.250%(1)(2)	785,583
	SoFi Consumer Loan Program LLC
30,611	2.50%, 05/26/2026(1)	30,692
25,926	2.77%, 05/25/2026(1)	26,034
24,227	3.05%, 12/26/2025(1)	24,335
108,585	3.09%, 10/27/2025(1)	108,928
35,794	3.28%, 01/26/2026(1)	36,072
	Springleaf Funding Trust
310,000	2.68%, 07/15/2030(1)	311,031
50,937	2.90%, 11/15/2029(1)	50,970
	Towd Point Mortgage Trust
231,015	2.75%, 10/25/2056(1)(3)	233,748
54,725	2.75%, 04/25/2057(1)(3)	55,227
1,908,548	2.75%, 06/25/2057(1)(3)	1,930,948
122,841	2.75%, 07/25/2057(1)(3)	123,978
1,398,202	2.75%, 10/25/2057(1)(3)	1,409,844
465,000	Vericrest Opportunity Loan Trust 5.19%, 09/25/2049(1)(4)	464,841
584,588	Wendy’s Funding LLC 3.88%, 03/15/2048(1)	612,934
388,050	Wingstop Funding LLC 4.97%, 12/05/2048(1)	404,531

		13,394,627

	Asset-Backed - Home Equity - 0.9%
	GSAA Home Equity Trust
602,367	1.89%, 12/25/2046, 1 mo. USD LIBOR + 0.070%(2)	291,773
1,000,683	1.90%, 02/25/2037, 1 mo. USD LIBOR + 0.080%(2)	480,213
1,018,153	2.00%, 11/25/2036, 1 mo. USD LIBOR + 0.180%(2)	443,683
805,908	2.05%, 04/25/2047, 1 mo. USD LIBOR + 0.230%(2)	521,757

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 10.7% - (continued)
	Asset-Backed - Home Equity - 0.9% - (continued)
$1,465,000	Legacy Mortgage Asset Trust 3.25%, 06/25/2059(1)(4)	$1,465,747
2,310,321	Morgan Stanley Mortgage Loan Trust 1.99%, 11/25/2036, 1 mo. USD LIBOR + 0.170%(2)	1,022,704
	Soundview Home Loan Trust
2,251,000	2.06%, 07/25/2036, 1 mo. USD LIBOR + 0.240%(2)	2,111,673
115,000	2.07%, 11/25/2036, 1 mo. USD LIBOR + 0.250%(2)	108,013

		6,445,563

	Collateralized - Mortgage Obligations - 0.4%
713,806	Homeward Opportunities Fund Trust 2.70%, 09/25/2059(1)(3)	715,277
1,700,000	Natixis Commercial Mortgage Securities Trust 4.30%, 10/15/2036(1)	1,657,482

		2,372,759

	Commercial Mortgage - Backed Securities - 1.8%
2,260,000	CAMB Commercial Mortgage Trust 5.17%, 12/15/2037, 1 mo. USD LIBOR + 3.250%(1)(2)	2,284,018
180,000	Citigroup Commercial Mortgage Trust 4.59%, 03/10/2047(1)(3)	179,201
	Commercial Mortgage Trust
380,212	1.90%, 07/10/2046(1)(3)(5)	2,546
560,000	4.59%, 10/15/2045(1)(3)	28,000
981,000	4.75%, 10/15/2045(1)(3)	721,565
5,445	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	5,289
	GS Mortgage Securities Trust
4,069,798	0.08%, 07/10/2046(3)(5)	11,996
368,702	1.33%, 08/10/2044(1)(3)(5)	6,464
565,333	3.67%, 04/10/2047(1)	201,396
2,190,000	4.74%, 11/10/2045(1)(3)	2,249,527
175,000	4.97%, 04/10/2047(1)(3)	158,262
	JP Morgan Chase Commercial Mortgage Securities Trust
860,000	2.73%, 10/15/2045(1)(3)	517,195
485,000	4.40%, 12/15/2047(1)(3)	459,461
765,000	5.40%, 08/15/2046(1)(3)	782,158
	Morgan Stanley Capital Trust
465,000	5.25%, 07/15/2049(1)(3)	426,229
4,551	5.67%, 10/12/2052(1)(3)	1,138
255,000	MTRO Commercial Mortgage Trust 3.97%, 12/15/2033, 1 mo. USD LIBOR + 2.05%(1)(2)	254,999
870,000	VNDO Mortgage Trust 3.95%, 12/13/2029(1)(3)	877,588
6,596,841	Wells Fargo Bank N.A. 0.61%, 11/15/2062(3)(5)	336,624
15,000	Wells Fargo Commercial Mortgage Trust 4.10%, 05/15/2048(3)	15,254
	WF-RBS Commercial Mortgage Trust
900,599	3.02%, 11/15/2047(1)	482,715
2,125,000	4.81%, 11/15/2045(1)(3)	1,967,740
215,000	5.00%, 06/15/2044(1)(3)	178,856

		12,148,221

	Other ABS - 1.1%
1,548,330	Pretium Mortgage Credit Partners LLC 3.11%, 07/27/2059(1)(4)	1,546,887
1,810,000	Vericrest Opportunity Loan Trust 5.19%, 10/25/2049(1)(4)	1,806,283
1,423,000	VOLT LXII LLC 4.63%, 09/25/2047(1)(4)	1,421,920
1,570,000	VOLT LXIV LLC 4.63%, 10/25/2047(1)(4)	1,569,037

The accompanying notes are an integral part of these financial statements.

123

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 10.7% - (continued)
	Other ABS - 1.1% - (continued)
$1,455,000	VOLT LXXX LLC 5.07%, 10/25/2049(1)(4)	$1,458,809

		7,802,936

	Whole Loan Collateral CMO - 4.2%
	Alternative Loan Trust
249,979	2.14%, 11/25/2035, 1 mo. USD LIBOR + 0.320%(2)	230,390
155,889	2.36%, 01/25/2036, 1 mo. USD LIBOR + 0.540%(2)	153,661
861,746	5.75%, 05/25/2036	634,092
793,256	6.00%, 05/25/2036	642,796
1,216,847	Arroyo Mortgage Trust 2.96%, 10/25/2048(1)(3)	1,226,833
209,982	Banc of America Mortgage Trust 4.03%, 09/25/2035(3)	208,009
234,778	Bear Stearns Adjustable Rate Mortgage Trust 4.27%, 10/25/2035, 12 mo. USD CMT + 2.300%(2)	242,131
92,219	Bear Stearns Alt-A Trust 2.32%, 01/25/2036, 1 mo. USD LIBOR + 0.500%(2)	105,551
819,083	Bellemeade Re Ltd. 3.02%, 10/25/2028, 1 mo. USD LIBOR + 1.200%(1)(2)	819,475
883,271	Chase Mortgage Finance Trust 5.50%, 11/25/2035	869,322
528,338	CHL Mortgage Pass-Through Trust 3.79%, 09/25/2047(3)	504,903
1,100,006	COLT Mortgage Loan Trust 2.76%, 08/25/2049(1)(3)	1,103,636
106,704	CSMC Trust 3.25%, 04/25/2047(1)(3)	107,475
	Deephaven Residential Mortgage Trust
32,065	2.45%, 06/25/2047(1)(3)	32,033
112,531	2.81%, 10/25/2047(1)(3)	112,336
1,896,645	2.96%, 07/25/2059(1)(3)	1,905,915
	Fannie Mae Connecticut Avenue Securities
2,401,000	4.02%, 01/25/2030, 1 mo. USD LIBOR + 2.200%(2)	2,429,259
525,000	5.37%, 07/25/2029, 1 mo. USD LIBOR + 3.550%(2)	549,612
1,518,000	6.07%, 04/25/2029, 1 mo. USD LIBOR + 4.250%(2)	1,613,325
968,654	6.17%, 05/25/2029, 1 mo. USD LIBOR + 4.350%(2)	1,016,634
355,576	6.72%, 11/25/2024, 1 mo. USD LIBOR + 4.900%(2)	387,319
193,533	7.52%, 04/25/2028, 1 mo. USD LIBOR + 5.700%(2)	211,507
160,483	7.82%, 09/25/2028, 1 mo. USD LIBOR + 6.000%(2)	174,968
52,475	GMACM Mortgage Loan Trust 4.18%, 04/19/2036(3)	49,155
614,941	GSR Mortgage Loan Trust 4.36%, 01/25/2036(3)	625,781
1,549,563	HarborView Mortgage Loan Trust 2.09%, 12/19/2036, 1 mo. USD LIBOR + 0.240%(2)	1,482,664
39,174	Impac CMB Trust 4.07%, 02/25/2036, 1 mo. USD LIBOR + 2.250%(2)	39,890
468,423	IndyMac IMSC Mortgage Loan Trust 1.97%, 03/25/2047, 1 mo. USD LIBOR + 0.150%(2)	389,146
	JP Morgan Mortgage Trust
218,201	3.93%, 11/25/2035(3)	211,849
320,597	4.16%, 05/25/2036(3)	320,040
47,943	4.40%, 04/25/2037(3)	45,002
1,262,606	LSTAR Securities Investment Trust 3.73%, 03/01/2024, 1 mo. USD LIBOR + 1.700%(1)(2)	1,258,555

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 10.7% - (continued)
		Whole Loan Collateral CMO - 4.2% - (continued)
	$101,869	MASTR Adjustable Rate Mortgages Trust 4.71%, 11/21/2034(3)	$104,894
	47,363	MFA Trust 2.59%, 02/25/2057(1)(3)	47,124
		New Residential Mortgage Loan Trust
	162,168	3.32%, 06/25/2057, 1 mo. USD LIBOR + 1.500%(1)(2)	164,777
	130,155	3.75%, 11/26/2035(1)(3)	135,188
	120,522	3.75%, 11/25/2056(1)(3)	125,706
	1,924,016	3.75%, 11/25/2058(1)(3)	2,004,624
	185,820	4.00%, 02/25/2057(1)(3)	195,030
	179,218	4.00%, 03/25/2057(1)(3)	188,323
	136,188	4.00%, 04/25/2057(1)(3)	142,242
	155,551	4.00%, 05/25/2057(1)(3)	163,327
	323,963	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.45%, 06/25/2036(3)	286,420
	779,689	PMT Credit Risk Transfer Trust 4.05%, 03/27/2024, 1 mo. USD LIBOR + 2.000%(1)(2)	777,757
	927,244	Residential Accredit Loans, Inc. 3.61%, 11/25/2037(3)	870,528
		Structured Agency Credit Risk Trust
	246,406	3.47%, 04/25/2043, 1 mo. USD LIBOR + 1.650%(1)(2)	247,311
	355,000	3.92%, 09/25/2048, 1 mo. USD LIBOR + 2.100%(1)(2)	356,265
	1,219,712	Structured Asset Mortgage Investments Trust 2.05%, 02/25/2036, 1 mo. USD LIBOR + 0.230%(2)	1,123,350
		Towd Point Mortgage Trust
	94,081	2.25%, 04/25/2056(1)(3)	93,870
	86,094	2.75%, 08/25/2055(1)(3)	86,984
	1,685,000	Vericrest Opportunity Loan Trust 3.28%, 11/25/2049(1)(4)	1,684,946
	30,607	WaMu Mortgage Pass-Through Certificates Trust 2.24%, 06/25/2044, 1 mo. USD LIBOR + 0.420%(2)	30,489
	560,344	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 2.42%, 07/25/2036, 1 mo. USD LIBOR + 0.600%(2)	374,860

			28,907,279

		Whole Loan Collateral PAC - 0.0%
	43,797	Alternative Loan Trust 2.32%, 12/25/2035, 1 mo. USD LIBOR + 0.500%(2)	26,344

		Total Asset & Commercial Mortgage Backed Securities (cost $73,950,242)	$73,963,641

CORPORATE BONDS - 20.3%
		Agriculture - 0.7%
	4,650,000	Kernel Holding S.A. 6.50%, 10/17/2024(1)	$4,668,600

		Auto Manufacturers - 0.5%
CAD	200,000	Daimler Canada Finance, Inc. 1.80%, 12/16/2019	151,806
	$250,000	General Motors Financial Co., Inc. 2.92%, 04/13/2020, 3 mo. USD LIBOR + 0.930%(2)	250,521
CAD	2,105,000	General Motors Financial of Canada Ltd. 3.08%, 05/22/2020(6)	1,605,145
	$1,075,000	Volkswagen Group of America Finance LLC 2.95%, 11/13/2020, 3 mo. USD LIBOR + 0.770%(1)(2)	1,079,419

The accompanying notes are an integral part of these financial statements.

124

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 20.3% - (continued)
		Auto Manufacturers - 0.5% - (continued)
CAD	530,000	VW Credit Canada, Inc. 2.47%, 03/30/2020, 3 mo. CDOR + 0.500%(2)	$402,886

			3,489,777

		Auto Parts & Equipment - 0.2%
EUR	750,000	Adient Global Holdings Ltd. 3.50%, 08/15/2024(6)	702,605
	730,000	Panther BF Aggregator 2 L.P. / Panther Finance Co., Inc. 4.38%, 05/15/2026(6)	820,275

			1,522,880

		Beverages - 0.4%
CAD	2,525,000	Molson Coors International L.P. 2.75%, 09/18/2020	1,920,273
EUR	500,000	Sunshine Mid B.V. 6.50%, 05/15/2026(6)	574,828

			2,495,101

		Chemicals - 0.6%
	$1,350,000	Alpek S.A.B. de C.V. 4.25%, 09/18/2029(1)	1,374,975
		Braskem Netherlands Finance B.V.
	200,000	4.50%, 01/10/2028(6)	200,700
	905,000	4.50%, 01/31/2030(1)	896,855
	395,000	5.88%, 01/31/2050(1)	392,551
	200,000	OCP S.A. 4.50%, 10/22/2025(6)	211,443
		Yingde Gases Investment Ltd.
	200,000	6.25%, 01/19/2023(6)	206,279
	530,000	6.25%, 01/19/2023(1)	546,640

			3,829,443

		Commercial Banks - 4.8%
		Abanca Corp. Bancaria S.A.
EUR	400,000	6.13%, 01/18/2029, (6.13% fixed rate until 01/18/2024; 5 year EUR Swap + 5.927% thereafter)(6)(7)	488,684
	400,000	7.50%, 10/02/2023, (7.50% fixed rate until 10/02/2023; 5 year EUR Swap + 7.326% thereafter)(6)(7)(8)	466,195
	$1,000,000	Banco Bilbao Vizcaya Argentaria S.A. 6.13%, 11/16/2027, (6.13% fixed rate until 11/16/2027; 5 year USD Swap + 3.870% thereafter)(7)(8)	983,750
EUR	450,000	Banco BPM S.p.A. 8.75%, 06/18/2024, (8.75% fixed rate until 06/18/2024; 5 year EUR Swap + 8.921% thereafter)(6)(7)(8)	536,612
	400,000	Banco Comercial Portugues S.A. 9.25%, 01/31/2024, (9.25% fixed rate until 01/31/2024; 5 year EUR Swap + 9.414% thereafter)(6)(7)(8)	483,937
	600,000	Banco de Credito Social Cooperativo S.A. 7.75%, 06/07/2027, (7.75% fixed rate until 06/07/2022; 5 year EUR Swap + 7.591% thereafter)(6)(7)	666,155
	200,000	Banco de Sabadell S.A. 6.13%, 11/23/2022, (6.13% fixed rate until 11/23/2022; 5 year EUR Swap + 6.051% thereafter)(6)(7)(8)	224,465
		Banco do Brasil S.A.
	$200,000	4.63%, 01/15/2025, 5 year EUR Swap + 7.591%(1)	208,900
	225,000	4.75%, 03/20/2024, 5 year EUR Swap + 7.591%(1)	235,688
	365,000	9.00%, 06/18/2024, (9.00% fixed rate until 06/18/2024; 5 year EUR Swap + 7.362% thereafter)(6)(7)(8)	415,735
	900,000	Banco Mercantil del Norte S.A. 7.50%, 06/27/2029, (7.50% fixed rate until 06/27/2029; 10 year USD CMT + 5.470% thereafter)(1)(7)(8)	938,475

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 20.3% - (continued)
		Commercial Banks - 4.8% - (continued)
	$485,000	Bank of China Hong Kong Ltd. 5.55%, 02/11/2020(6)	$488,388
	420,000	Bank of Nova Scotia 2.75%, 12/05/2019, 3 mo. USD LIBOR + 0.620%(2)	420,327
EUR	480,000	Barclays plc 2.00%, 02/07/2028, (2.00% fixed rate until 02/07/2023; 5 year EUR Swap + 1.900% thereafter)(6)(7)	539,368
		BBVA Bancomer S.A.
	$520,000	5.13%, 01/18/2033, (5.13% fixed rate until 01/17/2028; 12 mo. USD CMT + 2.650% thereafter)(1)(7)	506,355
	350,000	5.88%, 09/13/2034, (5.88% fixed rate until 09/13/2029; 5 year USD CMT + 4.308% thereafter)(1)(7)	355,600
EUR	400,000	Caixa Geral de Depositos S.A. 10.75%, 03/30/2022, (10.8% fixed rate until 03/30/2022; 5 year EUR Swap + 10.925% thereafter)(6)(7)(8)	521,378
	$275,000	Capital One Financial Corp. 2.94%, 05/12/2020, 3 mo. USD LIBOR + 0.760%(2)	275,743
	590,000	Citigroup, Inc. 2.80%, 01/10/2020, 3 mo. USD LIBOR + 0.790%(2)	590,499
	495,000	Credit Agricole S.A. 6.88%, 09/23/2024, (6.88% fixed rate until 09/23/2024; 5 year USD Swap + 4.319% thereafter)(6)(7)(8)	538,313
EUR	400,000	Credit Mutuel Arkea S.A. 3.38%, 03/11/2031(6)	518,224
	$2,590,000	Credit Suisse Group AG 6.25%, 12/18/2024, (6.25% fixed rate until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(1)(7)(8)	2,761,588
	950,000	Credit Suisse Group Funding Guernsey Ltd. 4.29%, 04/16/2021, 3 mo. USD LIBOR + 2.290%(2)	975,128
		Danske Bank A/S
	1,065,000	5.00%, 01/12/2022(1)	1,122,073
	1,665,000	5.38%, 01/12/2024(1)	1,834,979
	730,000	7.00%, 06/26/2025, (7.00% fixed rate until 06/26/2025; 12 mo. USD CMT + 4.13% thereafter)(6)(7)(8)	775,625
EUR	600,000	Erste Group Bank AG 6.50%, 04/15/2024, (6.50% fixed rate until 04/15/2024; 5 year EUR Swap + 6.204% thereafter)(6)(7)(8)	768,921
	$200,000	Goldman Sachs Bank USA 2.59%, 05/24/2021, 3 mo. SOFRRATE + 0.600%(2)	200,202
	200,000	Grupo Aval Ltd. 4.75%, 09/26/2022(6)	207,460
EUR	300,000	IKB Deutsche Industriebank AG 4.00%, 01/31/2028, (4.00% fixed rate until 01/31/2023; 5 year EUR Swap + 3.617% thereafter)(6)(7)	319,159
		Industrial & Commercial Bank of China Ltd.
	$400,000	2.75%, 04/16/2021, 3 mo. USD LIBOR + 0.750%(2)(6)	400,379
	488,000	2.77%, 10/12/2020, 3 mo. USD LIBOR + 0.770%(2)(6)	488,708
	400,000	2.85%, 06/14/2021, 3 mo. USD LIBOR + 0.730%(2)(6)	400,523
	200,000	4.88%, 09/21/2025(6)	219,186
	475,000	ING Groep N.V. 6.50%, 04/16/2025, (6.50% fixed rate until 04/16/2025; 5 year USD Swap + 4.446% thereafter)(7)(8)	504,640
	500,000	Itau Unibanco Holding S.A. 6.13%, 12/12/2022, (6.13% fixed rate until 12/12/2022; 5 year USD CMT + 3.981% thereafter)(1)(7)(8)	515,350
GBP	915,000	Metro Bank plc 5.50%, 06/26/2028, (5.50% fixed rate until 06/26/2023; GUKG5 + 4.458% thereafter)(6)(7)	922,714

The accompanying notes are an integral part of these financial statements.

125

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 20.3% - (continued)
		Commercial Banks - 4.8% - (continued)
	$840,000	Morgan Stanley 3.08%, 01/27/2020, 3 mo. USD LIBOR + 1.140%(2)	$841,914
		Novo Banco S.A.
EUR	365,000	3.50%, 01/23/2043	401,996
	570,000	3.50%, 02/19/2043(6)	627,774
	775,000	3.50%, 03/18/2043(6)	852,180
	300,000	8.50%, 07/06/2028, (8.50% fixed rate until 07/06/2023; 5 year EUR Swap + 8.233% thereafter)(6)(7)	356,084
		Raiffeisen Bank International AG
	500,000	6.00%, 10/16/2023(6)	670,895
	600,000	6.13%, 12/15/2022, (6.13% fixed rate until 12/15/2022; 12 year EUR Swap + 5.954% thereafter)(6)(7)(8)	714,349
	$1,100,000	UBS Group Funding Switzerland AG 7.00%, 02/19/2025, (7.00% fixed rate until 02/19/2025; 5 year USD Swap + 4.866% thereafter)(6)(7)(8)	1,226,500
		UniCredit S.p.A.
	520,000	5.86%, 06/19/2032, (5.86% fixed rate until 06/19/2027; 5 year USD ICE Swap + 3.703% thereafter)(6)(7)	540,612
	2,970,000	6.57%, 01/14/2022(1)	3,197,483
EUR	400,000	Volksbank Wien AG 7.75%, 04/09/2024, (7.75% fixed rate until 04/09/2024; EUAMDB05 + 7.880% thereafter)(6)(7)(8)	478,901
	$425,000	Westpac Banking Corp. 2.44%, 05/15/2020, 3 mo. USD LIBOR + 0.280%(2)	425,573

			33,153,687

		Commercial Services - 0.8%
GBP	470,000	AA Bond Co., Ltd. 6.27%, 01/01/1900(6)	631,085
EUR	500,000	Algeco Global Finance plc 6.50%, 02/15/2023(6)	554,918
	$1,520,000	Atento Luxco 1 S.A. 6.13%, 08/10/2022(1)	1,550,400
IDR	4,400,000,000	Jasa Marga Persero Tbk PT 7.50%, 12/11/2020(1)	309,300
EUR	1,035,000	La Financiere Atalian SASU 4.00%, 05/15/2024(6)	767,402
CAD	900,000	Penske Truck Leasing Canada, Inc. 2.95%, 06/12/2020	686,517
EUR	525,000	Refinitiv U.S. Holdings, Inc. 6.88%, 11/15/2026(6)	661,875

			5,161,497

		Diversified Financial Services - 0.2%
INR	8,100,000	International Finance Corp, 5.85%, 11/25/2022	112,640
EUR	495,000	LeasePlan Corp. N.V. 7.38%, 05/29/2024, (7.38% fixed rate until 05/29/2024; EUAMDB05 + 7.556% thereafter)(6)(7)(8)	602,235
	440,000	LHC3 plc 4.13%, 08/15/2024(6)(9)	505,379
	$240,000	Minejesa Capital B.V. 5.63%, 08/10/2037	263,600
	200,000	Unifin Financiera S.A.B. de C.V. 7.00%, 01/15/2025(6)	200,020

			1,683,874

		Electric - 1.0%
		Abu Dhabi National Energy Co. PJSC
	225,000	4.38%, 04/23/2025(6)	241,312
	200,000	4.88%, 04/23/2030(1)	226,348
	310,000	Emera U.S. Finance L.P. 4.75%, 06/15/2046	363,892
	1,200,000	Eskom Holdings SOC Ltd. 5.75%, 01/26/2021(6)	1,207,752
	250,000	Georgia Power Co. 4.75%, 09/01/2040	289,387
	200,000	Instituto Costarricense de Electricidad 6.95%, 11/10/2021(6)	203,002
	800,000	Israel Electric Corp. Ltd. 4.25%, 08/14/2028(1)(6)	867,928

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 20.3% - (continued)
		Electric - 1.0% - (continued)
		Mong Duong Finance Holdings B.V.
	$2,205,000	5.13%, 05/07/2029(1)	$2,242,474
	300,000	5.13%, 05/07/2029	305,099
	1,035,000	Termocandelaria Power Ltd. 7.88%, 01/30/2029(1)	1,135,923

			7,083,117

		Energy-Alternate Sources - 0.4%
	2,760,000	Adani Green Energy (UP) Ltd. 6.25%, 12/10/2024(1)	2,925,710

		Engineering & Construction - 1.1%
	200,000	Aeropuerto Internacional de Tocumen S.A. 6.00%, 11/18/2048(6)	249,000
	785,000	Aeropuertos Dominicanos Siglo S.A. 6.75%, 03/30/2029(6)	834,062
	395,000	Bioceanico Sovereign Certificate Ltd. 0.00%, 06/05/2034(1)(10)	273,538
		IHS Netherlands Holdco B.V.
	420,000	7.13%, 03/18/2025(1)	433,734
	1,915,000	8.00%, 09/18/2027(1)	2,001,558
	2,940,000	International Airport Finance S.A. 12.00%, 03/15/2033(1)(11)	3,170,790
	200,000	Mexico City Airport Trust 4.25%, 10/31/2026(6)	204,500
	265,000	SBA Tower Trust 3.17%, 04/11/2022(1)	268,515

			7,435,697

		Entertainment - 0.2%
EUR	550,000	Scientific Games International, Inc. 5.50%, 02/15/2026(6)	598,043
GBP	475,000	William Hill plc 4.75%, 05/01/2026(6)	644,772

			1,242,815

		Food - 0.9%
	$1,230,000	BRF S.A. 4.88%, 01/24/2030(1)	1,226,802
	500,000	Conagra Brands, Inc. 2.70%, 10/22/2020, 3 mo. USD LIBOR + 0.750%(2)	500,040
	1,330,000	Minerva Luxembourg S.A. 6.50%, 09/20/2026(6)	1,388,187
	2,980,000	NBM U.S. Holdings, Inc. 6.63%, 08/06/2029(1)	3,103,297

			6,218,326

		Forest Products & Paper - 0.1%
		Celulosa Arauco y Constitucion S.A.
	200,000	4.20%, 01/29/2030(1)	199,600
	200,000	4.50%, 08/01/2024	208,002
	200,000	Suzano Austria GmbH 7.00%, 03/16/2047(1)	232,500

			640,102

		Healthcare-Services - 0.2%
EUR	525,000	Constantin Investissement SASU 5.38%, 04/15/2025(6)	601,634
	$400,000	Rede D’or Finance S.a.r.l. 4.95%, 01/17/2028(1)	404,500

			1,006,134

		Household Products/Wares - 0.1%
EUR	580,000	Diamond (BC) B.V. 5.63%, 08/15/2025(6)	592,019

		Housewares - 0.1%
	$800,000	Turkiye Sise ve Cam Fabrikalari AS 6.95%, 03/14/2026(6)	832,000

		Insurance - 0.3%
EUR	43,000	Aegon N.V. 0.23%, 01/15/2020, 10 year GNTH + 0.100%(2)(8)	37,026
	525,000	Assicurazioni Generali S.p.A. 5.50%, 10/27/2047, (5.50% fixed rate until 10/27/2027; 3 mo. EURIBOR + 5.350% thereafter)(6)(7)	704,102

The accompanying notes are an integral part of these financial statements.

126

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 20.3% - (continued)
		Insurance - 0.3% - (continued)
EUR	425,000	AXA S.A. 3.38%, 07/06/2047, (3.38% fixed rate until 07/06/2027; 3 mo. EURIBOR + 3.750% thereafter)(6)(7)	$539,979
	700,000	Intesa Sanpaolo Vita S.p.A. 4.75%, 12/17/2024, (4.75% fixed rate until 12/17/2024; 6 Mo. EUR LIBOR + 4.817% thereafter)(6)(7)(8)	843,120

			2,124,227

		Investment Company Security - 0.4%
	$2,930,000	Greenko Mauritius Ltd. 6.25%, 02/21/2023(1)	2,976,207

		Iron/Steel - 1.4%
		CSN Resources S.A.
	350,000	7.63%, 02/13/2023(1)	362,600
	1,321,000	7.63%, 04/17/2026(1)	1,340,815
	1,425,000	JSW Steel Ltd. 5.95%, 04/18/2024(6)	1,459,077
		Metinvest B.V.
EUR	1,825,000	5.63%, 06/17/2025(1)	2,020,360
	$4,730,000	7.75%, 10/17/2029(1)	4,676,078

			9,858,930

		Leisure Time - 0.0%
GBP	220,000	Saga plc 3.38%, 05/12/2024(6)	244,972

		Machinery-Diversified - 0.0%
	$100,000	John Deere Capital Corp. 2.22%, 01/07/2020, 3 mo. USD LIBOR + 0.180%(2)	100,057

		Media - 0.2%
EUR	625,000	Altice Luxembourg S.A. 6.25%, 02/15/2025(6)	724,054
	$500,000	Discovery Communications LLC 2.80%, 06/15/2020	502,145

			1,226,199

		Mining - 0.2%
	200,000	Corp. Nacional del Cobre de Chile 3.70%, 01/30/2050(1)	198,182
		Gold Fields Orogen Holdings BVI Ltd.
	430,000	5.13%, 05/15/2024(1)	454,725
	450,000	6.13%, 05/15/2029(1)	508,500
	200,000	MMC Norilsk Nickel OJSC Via MMC Finance DAC 3.38%, 10/28/2024(1)	200,518

			1,361,925

		Multi-National - 0.0%
INR	9,490,000	International Finance Corp. 7.10%, 03/21/2031	139,370

		Oil & Gas - 2.6%
		Canadian Natural Resources Ltd.
CAD	2,605,000	2.05%, 06/01/2020	1,977,217
	970,000	2.60%, 12/03/2019	736,768
	430,000	2.89%, 08/14/2020	328,313
	$345,000	CNOOC Finance Ltd. 2.88%, 09/30/2029	343,490
	115,000	Ecopetrol S.A. 5.88%, 09/18/2023	127,472
	375,000	Frontera Energy Corp. 9.70%, 06/25/2023(1)(11)	399,375
		Hunt Oil Co. of Peru LLC Sucursal Del Peru
	440,000	6.38%, 06/01/2028(6)	484,550
	570,000	6.38%, 06/01/2028(1)	627,712
	3,090,000	Medco Oak Tree Pte Ltd. 7.38%, 05/14/2026(1)	3,145,764
	950,000	Occidental Petroleum Corp. 3.14%, 02/08/2021, 3 mo. USD LIBOR + 0.950%(2)	956,621
	1,005,000	Petrobras Global Finance B.V. 5.09%, 01/15/2030(1)	1,065,049
		Petroleos de Venezuela S.A.
	290,000	6.00%, 05/16/2024(12)	17,400
	125,000	9.00%, 11/17/2021(12)	7,500

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 20.3% - (continued)
		Oil & Gas - 2.6% - (continued)
		Petroleos Mexicanos
	$165,000	5.35%, 02/12/2028	$162,938
	60,000	6.50%, 03/13/2027	63,600
	385,000	6.50%, 01/23/2029	401,555
	1,515,000	6.84%, 01/23/2030(1)	1,617,262
	1,712,000	7.69%, 01/23/2050(1)	1,860,328
	600,000	Saudi Arabian Oil Co. 2.75%, 04/16/2022(1)	606,786
	640,000	Sinopec Group Overseas Development Ltd. 2.50%, 08/08/2024(1)	637,929
	350,000	State Oil Co. of the Azerbaijan Republic 6.95%, 03/18/2030(6)	420,000
	1,500,000	Tullow Oil plc 7.00%, 03/01/2025(1)	1,546,875
		YPF S.A.
	470,000	7.00%, 12/15/2047(1)	333,705
ARS	27,918,777	16.50%, 05/09/2022(1)	159,341

			18,027,550

		Pharmaceuticals - 0.5%
	$430,000	Cigna Corp. 2.49%, 03/17/2020, 3 mo. USD LIBOR + 0.350%(2)	430,158
		Teva Pharmaceutical Finance Netherlands B.V.
EUR	750,000	4.50%, 03/01/2025	774,218
	$2,570,000	6.00%, 04/15/2024	2,412,587

			3,616,963

		Pipelines - 0.2%
CAD	305,000	Enbridge, Inc. 4.53%, 03/09/2020	233,438
	$140,000	MPLX L.P. 3.00%, 09/09/2021, 3 mo. USD LIBOR + 0.900%(2)	140,563
	400,000	Peru LNG Srl 5.38%, 03/22/2030(1)	409,600
	200,000	Transportadora de Gas Internacional S.A. ESP 5.55%, 11/01/2028(1)	231,250

			1,014,851

		Real Estate Investment Trusts - 0.2%
		Trust F
	835,000	4.87%, 01/15/2030(1)	870,488
	580,000	6.39%, 01/15/2050(1)	618,309

			1,488,797

		Retail - 0.4%
CAD	2,130,000	Alimentation Couche-Tard, Inc. 3.32%, 11/01/2019	1,617,238
		Eurotorg LLC Via Bonitron DAC
	$400,000	8.75%, 10/30/2022(6)	430,000
	945,000	8.75%, 10/30/2022(1)(11)	1,015,875

			3,063,113

		Telecommunications - 1.5%
EUR	575,000	Altice France S.A. 5.88%, 02/01/2027(6)	706,994
		AT&T, Inc.
	$420,000	2.65%, 01/15/2020, 3 mo. USD LIBOR + 0.650%(2)	420,568
	755,000	2.89%, 06/01/2021, 3 mo. USD LIBOR + 0.750%(2)	758,331
	200,000	Millicom International Cellular S.A. 5.13%, 01/15/2028(1)	206,000
	1,640,000	Network i2i Ltd. 5.65%, 01/15/2025, (5.65% fixed rate until 01/15/2025; 12 mo. USD CMT + 4.278% thereafter)(1)(7)(8)	1,544,880
	1,270,000	SoftBank Group Corp. 6.00%, 07/19/2023, (6.00% fixed rate until 07/19/2023; 5 year USD ICE Swap + 4.226% thereafter)(6)(7)(8)	1,193,800
	2,130,000	Telecom Argentina S.A. 8.00%, 07/18/2026(1)	1,904,241
	1,390,000	Telefonica Celular del Paraguay S.A. 5.88%, 04/15/2027(1)	1,497,114

The accompanying notes are an integral part of these financial statements.

127

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 20.3% - (continued)
		Telecommunications - 1.4% - (continued)
	$536,000	Verizon Communications, Inc. 2.70%, 05/22/2020, 3 mo. USD LIBOR + 0.550%(2)	$537,477
	1,235,000	Vodafone Group plc 7.00%, 04/04/2079, (7.00% fixed rate until 01/04/2029; 5 year USD Swap + 4.873% thereafter)(7)	1,430,572

			10,199,977

		Transportation - 0.1%
	200,000	Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(1)	212,500
		Rumo Luxembourg S.a.r.l.
	200,000	5.88%, 01/18/2025(6)	212,000
	365,000	7.38%, 02/09/2024(6)	393,762

			818,262

		Total Corporate Bonds (cost $138,610,452)	$140,242,179

FOREIGN GOVERNMENT OBLIGATIONS - 20.5%
		Angola - 0.0%
	$200,000	Angolan Government International Bond 9.38%, 05/08/2048(6)	$211,290

		Argentina - 1.2%
		Argentine Republic Government International Bond
CHF	1,480,000	3.38%, 10/12/2020(6)	742,625
EUR	100,000	3.38%, 01/15/2023	42,158
	1,480,000	3.38%, 12/31/2038	643,751
	$2,140,000	3.75%, 12/31/2038	853,860
	30,000	4.63%, 01/11/2023	12,000
EUR	820,000	5.25%, 01/15/2028	345,241
	$160,000	5.63%, 01/26/2022	67,200
	2,698,000	5.88%, 01/11/2028	1,025,267
	962,000	6.63%, 07/06/2028	372,775
	225,000	6.88%, 04/22/2021	101,815
	2,605,000	6.88%, 01/26/2027	1,022,489
	1,325,000	6.88%, 01/11/2048	516,763
	275,000	7.13%, 07/06/2036	107,253
	335,000	7.50%, 04/22/2026	142,043
	134,000	Autonomous City of Buenos Aires Argentina 8.95%, 02/19/2021(6)	120,601
	4,700,000	Bonos De La Nacion Argentina En Moneda Dua 4.50%, 02/13/2020	1,600,938
		Provincia de Cordoba
	300,000	7.13%, 08/01/2027	189,003
	150,000	7.45%, 09/01/2024(6)	95,402

			8,001,184

		Armenia - 0.0%
	250,000	Republic of Armenia International Bond 7.15%, 03/26/2025(6)	290,591

		Azerbaijan - 0.3%
		Republic of Azerbaijan International Bond
	375,000	3.50%, 09/01/2032(6)	363,277
	580,000	4.75%, 03/18/2024(6)	614,052
	830,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(6)	966,950

			1,944,279

		Bahrain - 0.2%
	1,635,000	Bahrain Government International Bond 5.63%, 09/30/2031(1)	1,715,501

		Bermuda - 0.0%
	200,000	Bermuda Government International Bond 4.75%, 02/15/2029(1)	226,000

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 20.5% - (continued)
		Brazil - 0.6%
BRL	3,126,000	Brazil Letras do Tesouro Nacional 0.00%, 01/01/2020(10)	$773,547
		Brazil Notas do Tesouro Nacional
	1,164,000	10.00%, 01/01/2021	308,273
	4,061,000	10.00%, 01/01/2023	1,146,245
	826,000	10.00%, 01/01/2029	254,064
		Brazilian Government International Bond
	$205,000	4.50%, 05/30/2029	215,867
	925,000	4.63%, 01/13/2028	989,759
	255,000	5.00%, 01/27/2045	265,075

			3,952,830

		Canada - 0.2%
		Province of Manitoba Canada Treasury Bill
CAD	500,000	0.00%, 11/20/2019(10)	379,261
	1,475,000	0.00%, 01/02/2020(10)	1,116,458

			1,495,719

		Colombia - 0.4%
	$735,000	Colombia Government International Bond 5.00%, 06/15/2045	855,540
		Colombian TES
COP	995,700,000	7.50%, 08/26/2026	326,149
	5,216,700,000	10.00%, 07/24/2024	1,850,852

			3,032,541

		Croatia - 0.0%
	$200,000	Croatia Government International Bond 5.50%, 04/04/2023(6)	220,981

		Dominican Republic - 0.4%
		Dominican Republic International Bond
	160,000	5.50%, 01/27/2025(6)	170,602
	2,460,000	6.40%, 06/05/2049(1)	2,666,049

			2,836,651

		Ecuador - 0.0%
	200,000	Ecuador Government International Bond 9.50%, 03/27/2030(1)	192,500

		Egypt - 0.3%
		Egypt Government International Bond
	480,000	5.58%, 02/21/2023(1)	491,940
EUR	100,000	6.38%, 04/11/2031(1)	115,852
	$300,000	6.59%, 02/21/2028(1)	305,250
	400,000	7.60%, 03/01/2029(1)	422,779
	200,000	7.60%, 03/01/2029(6)	211,390
	215,000	7.90%, 02/21/2048(6)	215,144
	495,000	8.50%, 01/31/2047(6)	520,369

			2,282,724

		El Salvador - 0.1%
	640,000	El Salvador Republic Government Bond 7.13%, 01/20/2050(1)	649,280

		Ethiopia - 0.1%
	405,000	Ethiopia International Bond 6.63%, 12/11/2024(6)	424,238

		France - 0.0%
	250,000	Dexia Credit Local S.A. 2.45%, 09/04/2020, 3 mo. USD LIBOR +0.32%(2)(6)	250,513

		Gabon - 0.1%
		Gabon Government International Bond
	200,000	6.38%, 12/12/2024(6)	198,940
	200,000	6.95%, 06/16/2025(6)	201,750

			400,690

The accompanying notes are an integral part of these financial statements.

128

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 20.5% - (continued)
		Ghana - 0.3%
		Ghana Government International Bond
	$1,140,000	7.63%, 05/16/2029(6)	$1,150,659
	600,000	8.13%, 01/18/2026(6)	635,784

			1,786,443

		Greece - 0.1%
EUR	380,000	Hellenic Republic Government Bond 3.50%, 01/30/2023(6)	467,488

		Hungary - 0.1%
	$526,000	Hungary Government International Bond 5.75%, 11/22/2023	594,275

		India - 0.1%
INR	27,270,000	India Government Bond 8.15%, 11/24/2026	415,652

		Indonesia - 0.6%
		Indonesia Government International Bond
	$420,000	4.63%, 04/15/2043(6)	466,054
	1,395,000	4.75%, 01/08/2026(6)	1,537,594
	590,000	5.13%, 01/15/2045(6)	700,730
	430,000	6.63%, 02/17/2037(6)	577,379
IDR	8,048,000,000	Indonesia Treasury Bond 8.38%, 09/15/2026	626,386
		Perusahaan Penerbit SBSN Indonesia III
	$280,000	4.15%, 03/29/2027(6)	299,600
	200,000	4.33%, 05/28/2025(6)	215,000

			4,422,743

		Italy - 0.4%
		Italy Buoni Ordinari del Tesoro BOT
EUR	1,085,000	0.00%, 01/14/2020(6)(10)	1,210,943
	1,085,000	0.00%, 03/13/2020(6)(10)	1,211,304
	140,000	Italy Buoni Poliennali Del Tesoro 1.05%, 12/01/2019	156,270

			2,578,517

		Ivory Coast - 0.4%
		Ivory Coast Government International Bond
	105,000	5.25%, 03/22/2030(6)	115,789
	1,095,000	5.88%, 10/17/2031(1)	1,235,627
	$200,000	6.13%, 06/15/2033(6)	196,040
EUR	1,070,000	6.63%, 03/22/2048(6)	1,175,852

			2,723,308

		Jamaica - 0.0%
	$195,000	Jamaica Government International Bond 8.00%, 03/15/2039	258,133

		Japan - 5.0%
	500,000	Japan Bank for International Cooperation 2.62%, 06/01/2020, 3 mo. USD LIBOR + 0.480%(2)	501,275
		Japan Treasury Discount Bill
JPY	428,200,000	0.00%, 11/11/2019(10)	3,965,265
	563,800,000	0.00%, 11/18/2019(10)	5,221,106
	380,900,000	0.00%, 11/25/2019(10)	3,527,467
	300,000,000	0.00%, 12/02/2019(10)	2,778,367
	500,000,000	0.00%, 12/09/2019(10)	4,630,778
	499,750,000	0.00%, 01/08/2020(10)	4,629,310
	249,500,000	0.00%, 01/27/2020(10)	2,311,500
	671,050,000	0.00%, 02/03/2020(10)	6,217,256
	75,000,000	0.00%, 03/10/2020(10)	695,026

			34,477,350

		Jordan - 0.0%
	$200,000	Jordan Government International Bond 7.38%, 10/10/2047(6)	210,570

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 20.5% - (continued)
		Kenya - 0.1%
		Kenya Government International Bond
	$225,000	7.00%, 05/22/2027(1)	$235,749
	265,000	7.00%, 05/22/2027(6)	277,659

			513,408

		Macedonia - 0.1%
EUR	405,000	Former Yugoslav Republic of Macedonia 3.98%, 07/24/2021(6)	477,778

		Malaysia - 0.3%
		Malaysia Government Bond
MYR	3,060,000	3.76%, 04/20/2023	743,647
	1,266,000	3.80%, 09/30/2022	307,935
	4,725,000	4.05%, 09/30/2021	1,150,227

			2,201,809

		Mexico - 0.7%
		Mexican Bonos
MXN	9,936,900	7.50%, 06/03/2027	539,779
	6,121,800	7.75%, 05/29/2031	340,334
		Mexico Government International Bond
	$215,000	3.75%, 01/11/2028	224,138
	200,000	4.50%, 04/22/2029	220,002
	3,195,000	4.50%, 01/31/2050	3,395,039

			4,719,292

		Morocco - 0.1%
		Morocco Government International Bond
	220,000	4.25%, 12/11/2022(6)	230,444
	200,000	5.50%, 12/11/2042(6)	240,697

			471,141

		Oman - 0.3%
		Oman Government International Bond
	200,000	4.88%, 02/01/2025(6)	200,935
	200,000	6.00%, 08/01/2029(1)	199,750
	620,000	6.50%, 03/08/2047(6)	573,500
	680,000	6.75%, 01/17/2048(6)	637,500
	615,000	6.75%, 01/17/2048(1)	576,563

			2,188,248

		Pakistan - 0.0%
	200,000	Second Pakistan International Sukuk Co., Ltd. 6.75%, 12/03/2019(6)	200,032

		Panama - 0.1%
	210,000	Panama Government International Bond 3.16%, 01/23/2030	216,825
	295,000	Panama Notas del Tesoro 3.75%, 04/17/2026(1)	307,242

			524,067

		Paraguay - 0.0%
	200,000	Paraguay Government International Bond 5.60%, 03/13/2048(1)	230,502

		Poland - 0.3%
		Republic of Poland Government Bond
PLN	4,613,000	2.00%, 04/25/2021	1,218,615
	1,185,000	3.25%, 07/25/2025	333,957
	2,270,000	4.00%, 10/25/2023	646,566

			2,199,138

		Qatar - 0.2%
		Qatar Government International Bond
	$710,000	2.38%, 06/02/2021(6)	711,775
	405,000	4.00%, 03/14/2029(1)	449,047
	455,000	4.50%, 04/23/2028(6)	519,874

			1,680,696

The accompanying notes are an integral part of these financial statements.

129

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 20.5% - (continued)
		Romania - 0.9%
		Romanian Government International Bond
EUR	255,000	2.12%, 07/16/2031(1)	$294,355
	45,000	2.50%, 02/08/2030(1)	54,969
	181,000	2.50%, 02/08/2030(6)	221,097
	130,000	3.38%, 02/08/2038(6)	164,026
	55,000	3.38%, 02/08/2038(1)	69,396
	1,130,000	3.88%, 10/29/2035(6)	1,500,705
	752,000	4.63%, 04/03/2049(1)	1,091,156
	1,545,000	4.63%, 04/03/2049(6)	2,241,802
	$484,000	6.13%, 01/22/2044(6)	628,474

			6,265,980

		Russia - 1.6%
		Russian Federal Bond - OFZ
RUB	15,115,000	6.90%, 05/23/2029	244,468
	55,750,000	7.00%, 08/16/2023	897,251
	29,007,000	7.10%, 10/16/2024	470,970
	51,910,000	7.75%, 09/16/2026	877,951
	18,650,000	7.95%, 10/07/2026	318,047
		Russian Foreign Bond - Eurobond
	400,000	4.25%, 06/23/2027(1)	428,605
	1,000,000	4.25%, 06/23/2027(6)	1,071,512
	600,000	4.38%, 03/21/2029(6)	648,898
	600,000	4.38%, 03/21/2029(1)	648,898
	2,000,000	4.75%, 05/27/2026(6)	2,199,192
	600,000	5.10%, 03/28/2035(1)	689,917
	1,200,000	5.10%, 03/28/2035(6)	1,379,834
	1,200,000	5.25%, 06/23/2047(6)	1,433,160

			11,308,703

		Senegal - 0.2%
		Senegal Government International Bond
	200,000	6.25%, 05/23/2033(1)	204,155
	1,205,000	6.25%, 05/23/2033(6)	1,230,030

			1,434,185

		South Africa - 0.4%
		Republic of South Africa Government Bond
ZAR	31,595,000	6.25%, 03/31/2036	1,494,078
	8,015,000	7.75%, 02/28/2023	533,873
	2,965,000	8.25%, 03/31/2032	177,664
	$345,000	Republic of South Africa Government International Bond 5.75%, 09/30/2049	333,829

			2,539,444

		South Korea - 0.5%
	1,000,000	Export-Import Bank of Korea 2.71%, 06/01/2021, 3 mo. USD LIBOR + 0.575%(2)	1,003,806
		Korea Development Bank
	900,000	2.58%, 02/27/2020, 3 mo. USD LIBOR + 0.450%(2)	900,644
	1,500,000	2.67%, 03/12/2021, 3 mo. USD LIBOR + 0.550%(2)	1,503,956

			3,408,406

		Supranational - 0.7%
IDR	21,407,000,000	European Bank for Reconstruction & Development 6.45%, 12/13/2022	1,526,109
	300,000,000	International Bank for Reconstruction & Development 7.45%, 08/20/2021	21,613
		International Finance Corp.
MXN	22,900,000	0.00%, 02/22/2038(10)	333,491
INR	83,250,000	6.30%, 11/25/2024	1,176,295
INR	22,830,000	6.45%, 08/10/2020	321,941

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 20.5% - (continued)
		Supranational - 0.7% - (continued)
MXN	23,210,000	7.75%, 01/18/2030	$1,274,610
IDR	1,800,000,000	8.00%, 10/09/2023	133,926

			4,787,985

		Thailand - 0.3%
		Thailand Government Bond
THB	16,750,000	1.88%, 06/17/2022	561,261
	8,590,000	3.63%, 06/16/2023	306,372
	35,828,000	3.85%, 12/12/2025	1,353,122

			2,220,755

		Tunisia - 0.6%
		Banque Centrale de Tunisie International Bond
EUR	3,445,000	6.38%, 07/15/2026(1)	3,747,305
	285,000	6.75%, 10/31/2023(1)	320,371

			4,067,676

		Turkey - 1.4%
	$910,000	Export Credit Bank of Turkey 8.25%, 01/24/2024(1)	970,606
		Turkey Government Bond
TRY	6,595,000	9.40%, 07/08/2020	1,133,340
	1,390,000	10.70%, 02/17/2021	239,599
	5,194,000	11.00%, 03/02/2022	885,585
		Turkey Government International Bond
	$215,000	3.25%, 03/23/2023	203,523
EUR	130,000	4.63%, 03/31/2025	149,339
	$1,030,000	4.88%, 04/16/2043	818,656
	1,271,000	5.13%, 02/17/2028	1,182,030
	1,680,000	5.75%, 03/22/2024	1,692,539
	1,120,000	5.75%, 05/11/2047	959,000
	715,000	6.00%, 03/25/2027	707,421
	835,000	6.00%, 01/14/2041	747,325
	5,000	6.88%, 03/17/2036	4,926
	120,000	7.38%, 02/05/2025	128,700

			9,822,589

		Ukraine - 0.5%
		Ukraine Government International Bond
	205,000	7.38%, 09/25/2032(1)	214,430
	530,000	7.38%, 09/25/2032(6)	554,379
	100,000	7.75%, 09/01/2020(6)	102,650
	460,000	7.75%, 09/01/2021(1)	480,700
	100,000	7.75%, 09/01/2021(6)	104,500
	550,000	7.75%, 09/01/2022(6)	584,925
	550,000	7.75%, 09/01/2023(6)	587,812
	155,000	7.75%, 09/01/2025(6)	166,237
	150,000	7.75%, 09/01/2026(6)	161,063
	400,000	7.75%, 09/01/2027(6)	429,960

			3,386,656

		United Arab Emirates - 0.1%
	325,000	Abu Dhabi Government International Bond 2.13%, 09/30/2024(1)	323,265
	410,000	Emirate of Dubai Government International Bonds 5.25%, 01/30/2043(6)	470,603

			793,868

		Uruguay - 0.1%
	510,000	Uruguay Government International Bond 4.98%, 04/20/2055	596,705

		Venezuela - 0.1%
		Venezuela Government International Bond
	1,224,000	7.75%, 10/13/2019(12)	126,990
	380,000	9.00%, 05/07/2023(12)	39,425
	800,000	9.25%, 05/07/2028(12)	83,000

The accompanying notes are an integral part of these financial statements.

130

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 20.5% - (continued)
	Venezuela - 0.1% - (continued)
$1,355,300	12.75%, 08/23/2022(12)	$140,612

		390,027

	Total Foreign Government Obligations (cost $150,763,526)	$142,491,081

MUNICIPAL BONDS - 0.7%
	Education - 0.3%
630,000	Chicago, IL, Board of Education 5.18%, 12/01/2021	$643,280
	Chicago, IL, Board of Education, GO
800,000	6.14%, 12/01/2039	882,616
660,000	6.32%, 11/01/2029	737,161

		2,263,057

	General - 0.2%
665,000	Chicago, IL, Transit Auth 6.90%, 12/01/2040	924,928

	General Obligation - 0.2%
506,000	City of Chicago, IL, GO 7.38%, 01/01/2033	599,408
	State of Illinois, GO
632,727	4.95%, 06/01/2023	661,807
70,000	5.00%, 01/01/2023	73,904
150,000	5.56%, 02/01/2021	154,887

		1,490,006

	Total Municipal Bonds (cost $4,373,129)	$4,677,991

SENIOR FLOATING RATE INTERESTS - 24.5%(13)
	Advertising - 0.3%
348,452	Acosta Holdco, Inc. 7.00%, 09/26/2021, 1 mo. USD LIBOR + 3.250%	$102,358
1,415,000	Clear Channel Outdoor Holdings, Inc. 5.29%, 08/21/2026, 1 mo. USD LIBOR + 3.500%	1,417,278
724,905	Entravision Communications Corp. 4.54%, 11/29/2024, 1 mo. USD LIBOR + 2.750%	697,721

		2,217,357

	Aerospace/Defense - 0.5%
908,554	Circor International, Inc. 5.42%, 12/11/2024, 1 mo. USD LIBOR + 3.500%	899,696
602,874	Fly Funding S.a.r.l. 4.18%, 02/09/2023, 3 mo. USD LIBOR + 2.000%	602,874
	TransDigm, Inc.
348,232	4.29%, 06/09/2023, 1 mo. USD LIBOR + 2.500%	346,446
1,361,704	4.29%, 05/30/2025, 1 mo. USD LIBOR + 2.500%	1,350,551

		3,199,567

	Agriculture - 0.1%
913,084	Pinnacle Operating Corp. 4.52%, 11/15/2021, 1 mo. USD LIBOR + 5.500%	630,028

	Airlines - 0.1%
925,000	WestJet Airlines Ltd. 0.00%, 08/07/2026, 1 mo. USD LIBOR + 3.000%(14)	928,857

	Asset-Backed - Finance & Insurance - 0.0%
272,938	Evertec Group LLC 5.29%, 11/27/2024, 1 mo. USD LIBOR + 3.500%	273,792

	Auto Manufacturers - 0.1%
995,642	Navistar International Corp. 5.42%, 11/06/2024, 1 mo. USD LIBOR + 3.500%	983,823

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 24.5%(13) - (continued)
		Auto Parts & Equipment - 0.8%
	$653,363	Adient U.S. LLC 6.78%, 05/06/2024, 1 mo. USD LIBOR + 4.250%	$636,414
		AL Alpine AT Bidco GmbH
EUR	260,000	3.00%, 10/31/2025, 3 mo. EURIBOR + 3.000%	282,511
	$203,463	4.81%, 10/31/2025, “3 mo. USD LIBOR + 2.750% 3 mo. USD LIBOR + 2.750%	194,307
	1,036,442	Altra Industrial Motion Corp. 3.79%, 10/01/2025, 1 mo. USD LIBOR + 2.000%	1,031,260
	157,600	IAA, Inc. 4.06%, 06/28/2026, 1 mo. USD LIBOR + 2.250%	158,060
		Panther BF Aggregator L.P.
EUR	1,910,000	3.75%, 04/30/2026, 1 mo. EURIBOR + 3.750%	2,128,050
	$1,270,000	5.30%, 04/30/2026, 1 mo. USD LIBOR + 3.500%	1,251,483

			5,682,085

		Biotechnology - 0.1%
	407,643	Sotera Health Holdings LLC 4.93%, 05/15/2022, 1 mo. USD LIBOR + 3.000%	400,000

		Chemicals - 0.8%
	697,961	Axalta Coating Systems U.S. Holdings, Inc. 3.85%, 06/01/2024, 3 mo. USD LIBOR + 1.750%	696,718
	184,214	Cabot Microelectronics Corp. 4.06%, 11/14/2025, 1 mo. ICE LIBOR + 2.250%	184,790
EUR	385,920	CTC AcquiCo GmbH 2.50%, 03/07/2025, 3 mo. EURIBOR + 2.500%	426,698
	$628,425	Hexion, Inc. 5.60%, 07/01/2026, 1 mo. USD LIBOR + 3.500%	625,283
	287,100	LTI Holdings, Inc. 5.29%, 09/06/2025, 1 mo. USD LIBOR + 3.500%	262,984
	240,423	Minerals Technologies, Inc. 4.14%, 02/14/2024, 1 mo. USD LIBOR + 2.250%	241,325
		Starfruit Finco B.V.
EUR	100,000	3.75%, 10/01/2025, 3 mo. EURIBOR + 3.750%	111,226
	$1,201,475	5.19%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	1,170,201
	961,949	Tronox Finance LLC 4.66%, 09/23/2024, 3 mo. USD LIBOR + 2.750%	952,454
		Univar, Inc.
	278,130	4.04%, 07/01/2024, 1 mo. USD LIBOR + 2.250%	278,825
	138,855	4.29%, 07/01/2024, 1 mo. ICE LIBOR + 2.500%	139,106
	232,650	WR Grace & Co. 3.85%, 04/03/2025, 3 mo. USD LIBOR + 1.750%	233,038

			5,322,648

		Coal - 0.1%
	952,727	Foresight Energy LLC 7.87%, 03/28/2022, 3 mo. USD LIBOR + 5.750%	484,300

		Commercial Services - 2.4%
		Allied Universal Holdco LLC
	58,013	4.25%, 07/10/2026, 1 mo. USD LIBOR + 4.250%(15)	57,557
	585,927	6.51%, 07/10/2026, 3 mo. USD LIBOR + 4.250%	581,321
	633,600	APX Group, Inc. 6.79%, 04/01/2024, 2 mo. USD LIBOR + 5.000%	622,512

The accompanying notes are an integral part of these financial statements.

131

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 24.5%(13) - (continued)
		Commercial Services - 2.4% - (continued)
	$235,200	Ascend Learning LLC 4.79%, 07/12/2024, 1 mo. USD LIBOR + 3.000%	$233,337
	345,000	Belron Finance U.S. LLC 0.00%, 11/07/2026, 1 mo. USD LIBOR + 2.500%(14)	344,893
	1,233,533	Blackhawk Network Holdings, Inc. 4.79%, 06/15/2025, 1 mo. USD LIBOR + 3.000%	1,221,198
	835,284	BrightView Landscapes LLC 4.38%, 08/15/2025, 1 mo. USD LIBOR + 2.500%	836,587
	112,168	Capital Automotive L.P. 7.79%, 03/24/2025, 1 mo. USD LIBOR + 6.000%	112,168
	721,157	Ceridian HCM Holding, Inc. 4.80%, 04/30/2025, 3 mo. USD LIBOR +3.000%	722,058
	1,250,000	DCert Buyer, Inc. 5.79%, 10/16/2026, 1 mo. USD LIBOR + 4.000%	1,225,788
	1,595,000	Dun & Bradstreet Corp. 6.80%, 02/06/2026, 1 mo. USD LIBOR + 5.000%	1,598,653
	161,700	Energizer Holdings, Inc. 4.31%, 12/17/2025, 1 mo. USD LIBOR + 2.250%	161,430
	375,000	Garda World Security Corp. 0.00%, 10/17/2026, 1 mo. USD LIBOR + 4.750%(14)	372,656
	311,835	Hertz Corp. 4.54%, 06/30/2023, 3 mo. USD LIBOR + 2.750%	311,739
	450,000	KAR Auction Services, Inc. 0.00%, 09/19/2026, 1 mo. USD LIBOR + 2.250%(14)	451,125
	1,655,000	PSAV Holdings LLC 6.49%, 09/30/2026, 1 mo. USD LIBOR + 4.500%	1,619,831
	1,579,701	Quikrete Holdings, Inc. 4.54%, 11/15/2023, 1 mo. USD LIBOR + 2.750%	1,572,293
	522,063	Russell Investments U.S. Inst’l Holdco, Inc. 5.04%, 06/01/2023, 3 mo. USD LIBOR + 3.250%	506,009
EUR	463,332	Techem GmbH 3.50%, 07/31/2025, 3 mo. EURIBOR + 3.500%	519,265
	$1,498,216	Tempo Acquisition LLC 4.79%, 05/01/2024, 1 mo. USD LIBOR + 3.000%	1,497,902
	876,419	Trans Union LLC 4.04%, 06/19/2025, 1 mo. USD LIBOR + 2.000%	877,242
	320,000	US Ecology, Inc. 0.00%, 08/14/2026, 1 mo. USD LIBOR + 2.500%(14)	321,200
EUR	305,000	Verisure Holding AB 3.50%, 10/21/2022, 3 mo. EURIBOR + 3.500%	340,166
	$228,843	Weight Watchers International, Inc. 6.86%, 11/29/2024, 3 mo. USD LIBOR + 4.750%	228,328
	468,500	Xerox Business Services LLC 4.29%, 12/07/2023, 1 mo. USD LIBOR + 2.500%	451,517

			16,786,775

		Construction Materials - 0.1%
	222,857	Advanced Drainage Systems, Inc. 4.06%, 07/31/2026, 1 mo. USD LIBOR + 2.250%	223,693
	261,688	Hamilton Holdco LLC 4.11%, 07/02/2025, 1 mo. USD LIBOR + 2.000%	262,014
	444,375	NCI Building Systems, Inc. 5.66%, 04/12/2025, 3 mo. USD LIBOR + 3.750%	429,191

			914,898

		Distribution/Wholesale - 0.4%
	600,000	American Builders & Contractors Supply Co., Inc. 0.00%, 01/15/2027, 1 mo. USD LIBOR + 2.000%(14)	598,878

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 24.5%(13) - (continued)
		Distribution/Wholesale - 0.4% - (continued)
	$1,156,480	Beacon Roofing Supply, Inc. 4.04%, 01/02/2025, 1 mo. USD LIBOR + 2.250%	$1,145,574
	463,838	Sage BorrowCo LLC 6.55%, 06/20/2026, 1 mo. USD LIBOR + 4.750%	465,577
	853,737	SRS Distribution, Inc. 0.00%, 05/23/2025, 1 mo. USD LIBOR + 4.500%(14)	834,242

			3,044,271

		Diversified Financial Services - 1.0%
		AlixPartners LLP
EUR	179,100	3.25%, 04/04/2024, 3 mo. EURIBOR + 3.250%	200,100
	$1,362,866	4.54%, 04/04/2024, 3 mo. USD LIBOR + 2.750%	1,360,590
	516,473	Aretec Group, Inc. 6.04%, 10/01/2025, 3 mo. USD LIBOR + 4.250%	482,257
	1,314,281	Crown Finance U.S., Inc. 4.04%, 02/28/2025, 1 mo. USD LIBOR + 2.250%	1,295,618
		Financial & Risk U.S. Holdings, Inc.
EUR	99,250	4.00%, 10/01/2025, 3 mo. EURIBOR + 4.000%	111,744
	$337,450	5.54%, 10/01/2025, 1 mo. USD LIBOR + 3.750%	339,053
	840,991	GreenSky Holdings LLC 5.06%, 03/31/2025, 1 mo. USD LIBOR + 3.250%	825,222
	174,125	Minotaur Acquisition, Inc. 6.79%, 03/27/2026, 1 mo. USD LIBOR + 5.000%	164,223
EUR	379,236	Nets Holding A/S 3.25%, 02/06/2025, 3 mo. EURIBOR + 3.250%	418,910
	$121,563	NFP Corp. 4.79%, 01/08/2024, 1 mo. USD LIBOR + 3.000%	117,829
	194,500	RP Crown Parent LLC 4.54%, 10/12/2023, 1 mo. USD LIBOR + 2.750%	194,062
	303,935	UFC Holdings LLC 5.04%, 04/29/2026, 1 mo. USD LIBOR + 3.250%	303,555
	870,109	Victory Capital Holdings, Inc. 5.35%, 07/01/2026, 1 mo. USD LIBOR + 3.250%	872,719

			6,685,882

		Electric - 0.0%
	321,976	Seadrill Partners Finco LLC 8.10%, 02/21/2021, 3 mo. USD LIBOR + 6.000%	161,793

		Electrical Components & Equipment - 0.3%
	131,575	Lumentum Holdings 4.29%, 12/10/2025, 1 mo. USD LIBOR + 2.500%	131,575
	1,125,000	Virgin Media Bristol LLC 4.42%, 01/31/2028, 1 mo. USD LIBOR + 2.500%	1,119,848
EUR	700,000	Virgin Media SFA Finance Ltd. 0.00%, 01/31/2029, 1 mo. EURIBOR + 2.500%(14)	777,540

			2,028,963

		Energy-Alternate Sources - 0.3%
	$755,190	BCP Renaissance Parent LLC 5.36%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	681,091
	1,059,962	Medallion Midland Acquisition LLC 5.04%, 10/30/2024, 1 mo. USD LIBOR + 3.250%	993,714
	242,901	TEX Operations Co. LLC 3.79%, 08/04/2023, 1 mo. USD LIBOR + 2.000%	243,610

			1,918,415

The accompanying notes are an integral part of these financial statements.

132

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 24.5%(13) - (continued)
		Engineering & Construction - 0.2%
	$1,028,116	Brand Energy & Infrastructure Services, Inc. 6.24%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	$997,273
		DG Investment Intermediate Holdings, Inc.
	164,807	4.79%, 02/03/2025, 3 mo. USD LIBOR + 3.000%	160,069
	100,000	8.54%, 02/02/2026, 3 mo. USD LIBOR + 6.750%	96,000
	147,750	Verra Mobility Corp. 5.54%, 02/28/2025, 1 mo. USD LIBOR + 3.750%	147,812

			1,401,154

		Entertainment - 0.4%
	694,670	CityCenter Holdings LLC 4.04%, 04/18/2024, 1 mo. USD LIBOR + 2.250%	694,455
		Merlin Entertainments plc
EUR	335,000	0.00%, 10/16/2026, 1 mo. EURIBOR + 3.000%(14)	375,318
	$441,919	0.00%, 10/16/2026, 1 mo. USD LIBOR + 3.250%(14)	443,391
	58,081	0.00%, 10/17/2026, 1 mo. USD LIBOR + 3.250%(14)(15)	58,274
	1,156,847	Scientific Games International, Inc. 4.54%, 08/14/2024, 2 mo. USD LIBOR + 2.750%	1,142,745
	232,650	Wyndham Hotels & Resorts, Inc. 3.54%, 05/30/2025, 1 mo. USD LIBOR + 1.750%	233,620

			2,947,803

		Environmental Control - 0.2%
	890,481	Advanced Disposal Services, Inc. 4.09%, 11/10/2023, 1 Week USD LIBOR + 2.250%	891,585
EUR	325,875	Fluidra Finco SLU 2.75%, 07/02/2025, 1 mo. EURIBOR + 2.750%	365,720

			1,257,305

		Food - 0.4%
	$320,000	B&G Foods, Inc. 4.48%, 10/10/2026, 1 mo. USD LIBOR + 2.500%	321,002
	1,159,015	Hostess Brands LLC 4.13%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	1,152,501
		Post Holdings, Inc.
	175,000	0.00%, 10/08/2026, 1 mo. USD LIBOR + 5.000%(14)	174,454
	32,648	3.83%, 05/24/2024, 1 mo. USD LIBOR + 2.000%	32,670
	915,000	U.S. Foods, Inc. 3.79%, 09/13/2026, 1 mo. USD LIBOR + 2.000%	917,416

			2,598,043

		Food Service - 0.2%
		8th Avenue Food & Provisions, Inc.
	223,313	5.69%, 10/01/2025, 3 mo. USD LIBOR + 3.750%	223,313
	135,000	9.69%, 10/01/2026, 1 mo. USD LIBOR + 7.750%	133,087
	228,502	Aramark Services, Inc. 3.54%, 03/11/2025, 3 mo. USD LIBOR + 1.750%	228,692
	699,919	CHG PPC Parent LLC 4.54%, 03/31/2025, 1 mo. USD LIBOR + 2.750%	696,419
	100,000	Welbilt, Inc. 4.29%, 10/23/2025, 1 mo. USD LIBOR + 2.500%	99,125

			1,380,636

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 24.5%(13) - (continued)
		Gas - 0.1%
		Messer Industries GmbH
EUR	100,000	2.75%, 03/01/2026, 3 mo. EURIBOR + 2.750%	$111,693
	$646,750	4.60%, 03/01/2026, 1 mo. USD LIBOR + 2.500%	640,832

			752,525

		Healthcare-Products - 0.3%
	136,891	Avantor, Inc. 4.79%, 11/21/2024, 3 mo. USD LIBOR +3.000%	137,746
	473,750	Lifescan Global Corp. 8.06%, 10/01/2024, 3 mo. USD LIBOR + 6.000%	420,846
	901,984	Parexel International Corp. 4.54%, 09/27/2024, 1 mo. USD LIBOR + 2.750%	860,268
	616,875	Sotera Health Holdings LLC 5.43%, 05/15/2022, 1 mo. USD LIBOR + 3.500%	613,020

			2,031,880

		Healthcare-Services - 1.8%
	171,000	CDRH Parent, Inc. 6.38%, 07/01/2021, 3 mo. USD LIBOR + 4.250%	120,483
	205,000	CPI Holdco LLC 0.00%, 11/04/2026, 1 mo. USD LIBOR + 4.250%(14)	204,488
	639,162	DentalCorp Perfect Smile ULC 5.54%, 06/06/2025, 1 mo. USD LIBOR + 3.750%	623,713
		DuPage Medical Group Ltd.
	476,959	4.54%, 08/15/2024, 1 mo. USD LIBOR + 2.750%	467,182
	205,599	8.79%, 08/15/2025, 1 mo. USD LIBOR + 7.000%	198,917
	455,000	Emerald TopCo, Inc. 5.29%, 07/24/2026, 1 mo. USD LIBOR + 3.500%	447,493
	245,000	Ensemble RCM LLC 6.00%, 08/03/2026, 1 mo. USD LIBOR + 3.750%	244,606
	590,538	Envision Healthcare Corp. 5.54%, 10/10/2025, 1 mo. USD LIBOR + 3.750%	475,843
	408,106	Gentiva Health Services, Inc. 5.56%, 07/02/2025, 1 mo. USD LIBOR + 3.750%	407,086
	488,774	Global Medical Response, Inc. 5.10%, 04/28/2022, 1 mo. USD LIBOR + 3.250%	437,912
EUR	587,563	IQVIA, Inc. 2.00%, 06/11/2025, 3 mo. EURIBOR + 2.000%	656,127
	$496,564	Jaguar Holding Co. 4.29%, 08/18/2022, 3 mo. USD LIBOR + 2.500%	495,322
		MED ParentCo L.P.
	194,614	1.30%, 08/31/2026, 1 mo. USD LIBOR + 4.250%(15)	191,492
	779,378	6.04%, 08/31/2026, 1 mo. USD LIBOR + 4.250%	766,877
	1,156,700	MPH Acquisition Holdings LLC 4.85%, 06/07/2023, 3 mo. USD LIBOR + 2.750%	1,082,174
	249,375	NVA Holdings, Inc. 5.29%, 02/02/2025, 1 mo. USD LIBOR + 3.500%	249,063
	516,570	Ortho-Clinical Diagnostics S.A. 5.31%, 06/30/2025, 3 mo. USD LIBOR + 3.250%	492,896
		Sound Inpatient Physicians
	251,813	4.54%, 06/27/2025, 1 mo. USD LIBOR + 2.750%	250,712
	110,000	8.54%, 06/26/2026, 1 mo. USD LIBOR + 6.750%	109,450

The accompanying notes are an integral part of these financial statements.

133

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 24.5%(13) - (continued)
		Healthcare-Services - 1.8% - (continued)
	$186,200	Surgery Center Holdings, Inc. 5.04%, 09/02/2024, 1 mo. USD LIBOR + 3.250%	$179,528
	766,310	Syneos Health, Inc. 3.79%, 08/01/2024, 1 mo. USD LIBOR + 2.000%	766,471
	370,500	Team Health Holdings, Inc. 4.54%, 02/06/2024, 1 mo. USD LIBOR + 2.750%	284,359
	222,750	Verscend Holding Corp. 6.29%, 08/27/2025, 1 mo. USD LIBOR + 4.500%	222,750
	358,613	Wink Holdco, Inc. 4.79%, 12/02/2024, 1 mo. USD LIBOR + 3.000%	350,020
	2,595,000	Zelis Healthcare Corp. 0.00%, 09/30/2026, 1 mo. USD LIBOR + 4.750%(14)	2,564,716

			12,289,680

		Household Products - 0.2%
		Diamond (BC) B.V.
EUR	147,375	3.25%, 09/06/2024, 1 mo. EURIBOR + 3.250%	155,238
	$1,061,150	4.93%, 09/06/2024, 2 mo. USD LIBOR + 3.000%	986,339
	208,550	Revlon Consumer Products Corp. 5.62%, 09/07/2023, 1 mo. USD LIBOR + 3.500%	163,278

			1,304,855

		Housewares - 0.0%
	230,300	Hayward Industries, Inc. 5.29%, 08/05/2024, 1 mo. USD LIBOR + 3.500%	216,867

		Insurance - 1.1%
	994,924	Acrisure LLC 6.35%, 11/22/2023, 1 mo. USD LIBOR + 4.250%	975,025
		Asurion LLC
	1,183,464	4.79%, 08/04/2022, 1 mo. USD LIBOR + 3.000%	1,183,677
	282,851	4.79%, 11/03/2023, 1 mo. USD LIBOR + 3.000%	283,153
	520,303	4.79%, 11/03/2024, 1 mo. USD LIBOR + 3.000%	520,631
	740,000	8.29%, 08/04/2025, 1 mo. USD LIBOR + 6.500%	742,960
	182,225	Genworth Holdings, Inc. 6.32%, 03/07/2023, 1 mo. USD LIBOR + 4.500%	181,770
		Hub International Ltd.
	540,000	0.00%, 04/25/2025, 1 mo. USD LIBOR + 4.000%(14)	538,920
	1,293,034	4.94%, 04/25/2025, 2 mo. USD LIBOR + 3.000%	1,263,708
		Sedgwick Claims Management Services, Inc.
	1,310,100	5.04%, 12/31/2025, 1 mo. USD LIBOR + 3.250%	1,269,775
	663,338	5.79%, 09/03/2026, 1 mo. USD LIBOR + 4.000%	657,673

			7,617,292

		IT Services - 0.0%
	245,019	NAB Holdings LLC 5.10%, 07/01/2024, 3 mo. USD LIBOR + 3.000%	242,569

		Leisure Time - 0.8%
	1,173,030	Caesars Resort Collection LLC 4.54%, 12/23/2024, 1 mo. USD LIBOR + 2.750%	1,154,825
	1,205,843	Delta (LUX) S.a.r.l. 4.29%, 02/01/2024, 1 mo. USD LIBOR + 2.500%	1,186,248

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 24.5%(13) - (continued)
		Leisure Time - 0.8% - (continued)
	$414,189	Eldorado Resorts LLC 4.21%, 04/17/2024, 2 mo. USD LIBOR + 2.250%	$413,497
	1,164,976	Golden Entertainment, Inc. 4.81%, 10/21/2024, 1 mo. USD LIBOR + 3.000%	1,165,710
	1,002,425	Penn National Gaming, Inc. 4.04%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	1,005,432
	808,224	SRAM LLC 4.60%, 03/15/2024, 2 mo. USD LIBOR + 2.750%	807,723

			5,733,435

		Lodging - 0.3%
	909,098	Boyd Gaming Corp. 3.96%, 09/15/2023, 1 week USD LIBOR + 2.250%	909,380
	1,044,422	Caesars Entertainment Operating Co. 3.79%, 10/07/2024, 1 mo. USD LIBOR + 2.000%	1,043,774

			1,953,154

		Machinery-Construction & Mining - 0.2%
	786,105	Brookfield WEC Holdings, Inc. 5.29%, 08/01/2025, 1 mo. USD LIBOR + 3.500%	780,539
	207,972	Pike Corp. 5.04%, 07/24/2026, 1 mo. USD LIBOR + 3.250%	207,812
	264,170	Utility One Source L.P. 7.29%, 04/18/2023, 1 mo. USD LIBOR + 5.500%	265,491

			1,253,842

		Machinery-Diversified - 0.3%
		Gardner Denver, Inc.
EUR	1,009,400	3.00%, 07/30/2024, 1 mo. EURIBOR + 3.000%	1,129,375
	$201,388	4.54%, 07/30/2024, 3 mo. USD LIBOR + 2.750%	201,682
	359,525	Pro Mach Group, Inc. 4.60%, 03/07/2025, 3 mo. USD LIBOR +2.750%	339,190
	187,625	Zodiac Pool Solutions LLC 4.04%, 07/02/2025, 1 mo. USD LIBOR + 2.250%	187,625

			1,857,872

		Media - 2.8%
	462,354	Advantage Sales & Marketing, Inc. 5.04%, 07/23/2021, 1 mo. USD LIBOR + 3.250%	430,336
		Altice Financing S.A.
EUR	127,400	2.75%, 01/31/2026, 3 mo.EURIBOR + 2.750%	139,010
	$788,900	4.60%, 01/31/2026, 3 mo. USD LIBOR + 2.750%	758,614
	943,568	Charter Communications Operating LLC 3.54%, 04/30/2025, 1 mo. USD LIBOR + 1.750%	944,616
		CSC Holdings LLC
	248,724	4.17%, 07/17/2025, 1 mo. USD LIBOR + 2.250%	247,240
	1,826,919	4.33%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	1,823,017
	417,900	E.W. Scripps Co. 4.54%, 05/01/2026, 1 mo. USD LIBOR + 2.750%	417,587
	992,500	Gray Television, Inc. 4.51%, 01/02/2026, 1 mo. ICE LIBOR + 2.500%	994,515
	1,270,808	Houghton Mifflin Harcourt Publishing Co. 4.79%, 05/31/2021, 1 mo. USD LIBOR + 3.000%	1,259,688
	2,289,166	ION Media Networks, Inc. 4.81%, 12/18/2024, 1 mo. USD LIBOR + 3.000%	2,274,858

The accompanying notes are an integral part of these financial statements.

134

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 24.5%(13) - (continued)
		Media - 2.8% - (continued)
	$725,200	Maxar Technologies Ltd. 4.85%, 10/04/2024, 1 mo. USD LIBOR + 2.750%	$639,684
	942,350	MTN Infrastructure TopCo, Inc. 4.79%, 11/15/2024, 1 mo. USD LIBOR + 3.000%	930,174
	185,000	NASCAR Holdings, Inc. 0.00%, 10/19/2026, 1 mo. USD LIBOR + 2.750%(14)	185,838
		NEP/NCP Holdco, Inc.
	99,250	5.04%, 10/20/2025, 1 mo. USD LIBOR + 3.250%	95,125
	210,000	8.79%, 10/19/2026, 1 mo. USD LIBOR + 7.000%	200,550
	1,805,000	Nexstar Broadcasting, Inc. 4.55%, 09/18/2026, 1 mo. USD LIBOR + 2.750%	1,810,758
	277,875	Numericable Group S.A. 4.54%, 07/31/2025, 1 mo. USD LIBOR + 2.750%	268,583
		PSAV Holdings LLC
	997,897	5.26%, 03/03/2025, 3 mo. USD LIBOR + 3.250%	958,609
	310,000	9.50%, 09/01/2025, 3 mo. USD LIBOR + 7.250%	289,850
	450,000	Shutterfly, Inc. 0.00%, 10/01/2026, 1 mo. USD LIBOR + 6.000%(14)	428,062
	776,786	Sinclair Television Group, Inc. 4.43%, 09/30/2026, 1 mo. USD LIBOR + 2.500%	777,027
	1,000,000	Telenet Financing USD LLC 4.17%, 08/15/2026, 1 mo. USD LIBOR + 2.250%	998,190
		Web.com Group, Inc.
	254,429	5.66%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	247,369
	347,609	9.66%, 10/09/2026, 1 mo. USD LIBOR + 7.750%	333,490
	379,539	William Morris Endeavor Entertainment LLC 4.60%, 05/18/2025, 1 mo. USD LIBOR + 2.750%	366,335
EUR	785,000	Ziggo B.V. 0.00%, 01/31/2029, 1 mo. EURIBOR + 3.000%(14)	870,406
	$725,000	Ziggo Secured Finance Partnership 4.42%, 04/15/2025, 1 mo. USD LIBOR + 2.500%	715,669

			19,405,200

		Metal Fabricate/Hardware - 0.2%
	1,005,869	Rexnord LLC 3.79%, 08/21/2024, 1 mo. USD LIBOR + 2.000%	1,010,898

		Miscellaneous Manufacturing - 0.5%
	1,031,509	Core & Main LP 4.81%, 08/01/2024, 6 mo. USD LIBOR + 2.750%	1,007,011
	455,861	H.B. Fuller Co. 3.85%, 10/20/2024, 1 mo. USD LIBOR + 2.000%	454,197
	374,063	Momentive Performance Materials Inc. 5.04%, 05/15/2024, 3 mo. USD LIBOR + 3.250%	366,817
	205,000	Tamko Building Products, Inc. 5.09%, 06/01/2026, 1 mo. USD LIBOR + 3.250%	205,000
	1,086,459	USI, Inc. 5.10%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	1,053,593
	497,455	Wilsonart LLC 5.36%, 12/19/2023, 3 mo. USD LIBOR + 3.250%	486,263

			3,572,881

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 24.5%(13) - (continued)
		Oil & Gas - 0.5%
	$45,000	Ascent Resources - Marcellus LLC 8.41%, 03/30/2023, 1 mo. USD LIBOR + 6.500%	$42,750
		BCP Raptor LLC
	268,813	6.04%, 06/24/2024, 2 mo. USD LIBOR + 4.250%	235,547
	229,425	6.54%, 11/03/2025, 1 mo. USD LIBOR + 4.750%	201,034
		California Resources Corp.
	250,000	6.55%, 12/31/2022, 1 mo. USD LIBOR + 4.750%	213,875
	470,000	12.18%, 12/31/2021, 1 mo. USD LIBOR + 10.375%	310,200
	495,000	NorthRiver Midstream Finance L.P. 5.35%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	486,516
	82,205	PES Holdings LLC 5.62%, 12/31/2022, 1 mo. USD LIBOR + 6.990%(12)(14)	24,799
	910,634	PowerTeam Services LLC 5.35%, 03/06/2025, 3 mo. USD LIBOR + 3.250%	784,283
	386,100	Traverse Midstream Partners LLC 5.80%, 09/27/2024, 3 mo. USD LIBOR + 4.000%	337,837
	896,680	Ultra Resources, Inc. 5.80%, 04/12/2024, 1 mo. USD LIBOR + 3.750%	528,082

			3,164,923

		Oil & Gas Services - 0.4%
	470,000	Buckeye Partners L.P. 0.00%, 11/15/2026, 1 mo. USD LIBOR + 2.750%(14)	472,059
	359,100	Lower Cadence Holdings LLC 5.80%, 05/22/2026, 1 mo. USD LIBOR + 4.000%	333,065
	1,670,813	UGI Energy Services LLC 5.54%, 08/13/2026, 1 mo. USD LIBOR + 3.750%	1,674,989

			2,480,113

		Packaging & Containers - 1.0%
	1,378,272	Berlin Packaging LLC 5.00%, 11/07/2025, 1 mo. USD LIBOR + 3.000%	1,336,923
		Berry Global, Inc.
EUR	418,950	2.50%, 07/01/2026, 3 mo. EURIBOR + 2.500%	470,497
	$723,174	3.88%, 10/01/2022, 3 mo. USD LIBOR + 2.000%	724,982
	997,500	4.44%, 07/01/2026, 3 mo. USD LIBOR + 2.500%	1,000,413
EUR	48,304	Crown European Holdings S.A. 2.38%, 04/03/2025, 1 mo. EURIBOR + 2.375%	54,040
		Flex Acquisition Co., Inc.
	$650,976	5.10%, 12/29/2023, 3 mo. USD LIBOR + 3.000%	614,118
	702,229	5.35%, 06/29/2025, 1 mo. USD LIBOR + 3.250%	663,409
	410,000	Pregis TopCo Corp. 5.79%, 07/31/2026, 1 mo. USD LIBOR + 4.000%	403,678
	292,981	Proampac PG Borrower LLC 5.53%, 11/20/2023, 1 mo. USD LIBOR + 3.500%	275,587
	1,265,563	Reynolds Group Holdings, Inc. 4.54%, 02/05/2023, 1 mo. USD LIBOR + 2.750%	1,264,867

			6,808,514

The accompanying notes are an integral part of these financial statements.

135

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 24.5%(13) - (continued)
		Pharmaceuticals - 0.8%
		Bausch Health Companies, Inc.
	$686,420	4.67%, 11/27/2025, 1 mo. USD LIBOR + 2.750%	$686,990
	1,024,615	4.92%, 06/02/2025, 1 mo. USD LIBOR + 3.000%	1,027,925
	318,400	Catalent Pharma Solutions, Inc. 4.04%, 05/18/2026, 1 mo. USD LIBOR + 2.250%	318,400
	811,325	Endo Luxembourg Finance Co., S.a.r.l. 6.06%, 04/29/2024, 1 mo. USD LIBOR + 4.250%	744,796
	534,877	NVA Holdings, Inc. 4.54%, 02/02/2025, 3 mo. USD LIBOR + 2.750%	534,209
	2,175,000	Sunshine Luxembourg S.a.r.l. 6.35%, 10/01/2026, 1 mo. USD LIBOR + 4.250%	2,175,913

			5,488,233

		Real Estate - 0.2%
	1,381,591	VICI Properties LLC 3.85%, 12/20/2024, 1 mo. USD LIBOR + 2.000%	1,385,667

		Real Estate Investment Trusts - 0.1%
	162,030	Iron Mountain, Inc. 3.54%, 01/02/2026, 3 mo. USD LIBOR + 1.750%	159,531
	788,826	MGM Growth Properties Operating Partnership L.P. 3.79%, 03/21/2025, 1 mo. USD LIBOR + 2.000%	790,798

			950,329

		Retail - 1.1%
	950,288	B.C. Unlimited Liability Co. 4.04%, 02/16/2024, 1 mo. USD LIBOR + 2.250%	951,001
	847,651	Bass Pro Group LLC 6.79%, 09/25/2024, 1 mo. USD LIBOR + 5.000%	816,618
	248,747	Belron Finance U.S. LLC 4.43%, 11/13/2025, 1 mo. USD LIBOR + 2.250%	248,436
	319,200	Carrols Restaurant Group, Inc. 5.06%, 04/30/2026, 1 mo. USD LIBOR + 3.250%	312,018
		Coty, Inc.
EUR	236,505	2.50%, 04/07/2025, 1 mo. EURIBOR + 2.500%	258,432
	$283,472	4.23%, 04/07/2025, 1 mo. USD LIBOR + 2.250%	273,551
	558,483	Harbor Freight Tools USA, Inc. 4.29%, 08/18/2023, 1 mo. USD LIBOR + 2.500%	546,091
	496,722	J. Crew Group, Inc. 4.91%, 03/05/2021, 3 mo. USD LIBOR + 3.000%	418,076
	1,000,413	Michaels Stores, Inc. 4.31%, 01/30/2023, 1 mo. USD LIBOR + 2.500%	973,971
	281,115	Neiman Marcus Group Ltd. LLC 7.99%, 10/25/2023, 1 mo. USD LIBOR + 6.000%	204,199
	335,750	Rodan & Fields LLC 5.92%, 06/16/2025, 1 mo. USD LIBOR + 4.000%	272,377
	896,378	Staples, Inc. 7.12%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	882,673
	1,527,614	U.S. Foods, Inc. 3.79%, 06/27/2023, 1 mo. USD LIBOR + 2.000%	1,531,632

			7,689,075

		Semiconductors - 0.0%
	281,697	Microchip Technology, Inc. 3.79%, 05/29/2025, 1 mo. USD LIBOR + 2.000%	282,049

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 24.5%(13) - (continued)
		Software - 1.6%
	$614,491	Almonde, Inc. 5.70%, 06/13/2024, 3 mo. USD LIBOR + 3.500%	$586,458
	749,958	Change Healthcare Holdings LLC 4.29%, 03/01/2024, 1 mo. USD LIBOR + 2.500%	745,098
	621,919	Cypress Intermediate Holdings, Inc. 4.54%, 04/29/2024, 1 mo. USD LIBOR + 2.750%	610,699
	779,859	Epicor Software Corp. 5.04%, 06/01/2022, 1 mo. USD LIBOR + 3.250%	776,934
	817,008	EVO Payments International LLC 5.05%, 12/22/2023, 1 mo. USD LIBOR + 3.250%	817,351
	1,012,110	Go Daddy Operating Co. LLC 3.54%, 02/15/2024, 1 mo. USD LIBOR + 1.750%	1,012,687
		Hyland Software, Inc.
	236,711	5.04%, 07/01/2024, 1 mo. USD LIBOR + 3.250%	234,935
	200,000	8.79%, 07/07/2025, 1 mo. USD LIBOR + 7.000%	200,250
	1,006,717	Infor U.S., Inc. 4.85%, 02/01/2022, 1 mo. USD LIBOR + 2.750%	1,006,717
	126,534	MA FinanceCo. LLC 4.30%, 06/21/2024, 1 mo. USD LIBOR + 2.500%	122,660
	129,347	McAfee LLC 5.56%, 09/30/2024, 1 mo. USD LIBOR + 3.750%	129,243
	555,000	Navicure, Inc. 0.00%, 10/22/2026, 1 mo. USD LIBOR + 4.000%(14)	552,919
	386,100	Quest Software U.S. Holdings, Inc. 6.18%, 05/16/2025, 3 mo. USD LIBOR + 4.250%	376,127
	854,518	Seattle Spinco, Inc. 4.30%, 06/21/2024, 1 mo. USD LIBOR + 2.500%	828,353
	487,017	SS&C Technologies Holdings Europe S.a.r.l. 4.04%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	487,830
	1,261,313	SS&C Technologies, Inc. 4.04%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	1,263,785
	385,000	Ultimate Software Group, Inc. 5.54%, 05/04/2026, 1 mo. USD LIBOR + 3.750%	385,589
	1,219,304	WEX, Inc. 4.04%, 05/15/2026, 1 mo. USD LIBOR + 2.250%	1,223,011

			11,360,646

		Telecommunications - 1.1%
	1,149,889	Altice France S.A. 5.61%, 01/31/2026, 3 mo. USD LIBOR + 3.688%	1,120,728
	844,817	CenturyLink, Inc. 4.54%, 01/31/2025, 1 mo. USD LIBOR + 2.750%	835,634
	700,000	Level 3 Financing, Inc. 4.04%, 02/22/2024, 1 mo. USD LIBOR + 2.250%	700,525
	630,000	Liberty Latin America Ltd. 0.00%, 10/22/2026, 1 mo. USD LIBOR + 5.000%(14)	635,317
		Masmovil Holdphone S.A.
EUR	95,378	0.00%, 05/07/2026, 1 mo. USD LIBOR + 3.250%(14)(15)	106,375
	596,111	3.25%, 05/07/2026, 1 mo. USD LIBOR + 3.250%	664,843
		Sprint Communications, Inc.
	$1,311,643	4.31%, 02/02/2024, 1 mo. USD LIBOR + 2.500%	1,295,798
	769,188	4.81%, 02/02/2024, 1 mo. USD LIBOR + 3.000%	764,057

The accompanying notes are an integral part of these financial statements.

136

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 24.5%(13) - (continued)
		Telecommunications - 1.1% - (continued)
	$841,892	Univision Communications, Inc. 4.54%, 03/15/2024, 1 mo. USD LIBOR + 2.750%	$811,053
	292,050	Zacapa LLC 7.10%, 07/02/2025, 1 mo. USD LIBOR + 5.000%	292,354
	707,410	Zayo Group LLC 4.04%, 01/19/2024, 1 mo. USD LIBOR + 2.250%	708,068

			7,934,752

		Textiles - 0.1%
		ASP Unifrax Holdings, Inc.
	845,739	5.85%, 12/12/2025, 3 mo. USD LIBOR + 3.750%	731,565
	125,000	10.63%, 12/14/2026, 3 mo. USD LIBOR + 8.500%	106,562

			838,127

		Transportation - 0.2%
	147,221	B.C. Unlimited Liability Co. 6.10%, 04/06/2026, 1 mo. USD LIBOR + 4.000%	147,429
EUR	235,000	Boluda Corp. Maritima S.L. 0.00%, 07/30/2026, 1 mo. EURIBOR + 3.500%(14)	262,751
	$273,831	Dynasty Acquisition Co., Inc. 6.10%, 04/06/2026, 1 mo. USD LIBOR + 4.000%	274,217
	466,657	Savage Enterprises LLC 5.93%, 08/01/2025, 1 mo. USD LIBOR + 4.000%	469,961

			1,154,358

		Total Senior Floating Rate Interests (cost $174,032,095)	$170,028,131

U.S. GOVERNMENT AGENCIES - 12.1%
		Mortgage-Backed Agencies - 12.1%
		FHLMC - 1.9%
	$5,506	0.00%, 11/15/2036(10)(16)	$5,028
	4,423,510	0.13%, 10/25/2020(3)(5)	4,994
	3,345,000	2.01%, 09/25/2047(3)(5)	394,705
	4,759,080	2.02%, 11/25/2029(3)(5)	738,977
	1,150,193	2.02%, 01/25/2046(3)(5)	185,132
	1,890,000	2.10%, 01/25/2030(3)(5)	313,731
	3,870,000	2.15%, 05/25/2047(3)(5)	478,281
	674,699	2.25%, 07/25/2029(3)(5)	118,767
	40,729	3.00%, 03/15/2033(5)	4,376
	430,000	3.82%, 05/25/2048(1)(3)	418,896
	96,264	4.00%, 07/15/2027(5)	6,730
	2,382,000	4.17%, 04/25/2030, 1 mo. USD LIBOR + 2.350%(2)	2,413,555
	2,345,000	4.32%, 03/25/2030, 1 mo. USD LIBOR + 2.500%(2)	2,391,945
	80,569	4.50%, 03/15/2041	93,984
	102,433	4.75%, 07/15/2039	114,017
	2,203,000	5.27%, 10/25/2029, 1 mo. USD LIBOR + 3.450%(2)	2,339,143
	9,959	5.50%, 08/15/2033	11,218
	1,730,000	5.72%, 04/25/2029, 1 mo. USD LIBOR + 3.900%(2)	1,842,675
	890,697	5.82%, 08/25/2024, 1 mo. USD LIBOR + 4.000%(2)	939,399
	35,507	6.50%, 07/15/2036	40,149

			12,855,702

		FNMA - 0.1%
	47,945	0.00%, 06/25/2036(10)(16)	43,300
	139,481	2.07%, 04/25/2055(3)(5)	8,711
	5,000	2.44%, 01/01/2023	5,082

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 12.1% - (continued)
	Mortgage-Backed Agencies - 12.1% - (continued)
	FNMA - 0.1% - (continued)
$33,867	2.50%, 06/25/2028(5)	$2,210
214,416	3.00%, 01/25/2028	15,197
29,099	3.16%, 12/01/2026	31,081
23,627	3.24%, 12/01/2026	25,344
9,231	3.45%, 01/01/2024	9,782
9,174	3.47%, 01/01/2024	9,779
67,772	3.50%, 05/25/2030(5)	6,657
22,873	3.67%, 08/01/2023	24,270
10,000	3.76%, 03/01/2024	10,776
14,828	3.86%, 12/01/2025	16,330
5,000	3.86%, 11/01/2023	5,379
22,645	3.87%, 10/01/2025	24,839
32,954	3.89%, 05/01/2030	36,986
33,570	3.93%, 10/01/2023	36,066
9,194	3.96%, 05/01/2034	10,484
33,658	4.00%, 03/25/2042(5)	3,568
25,475	4.50%, 07/25/2027(5)	2,049
12,357	5.47%, 05/25/2042(3)(5)	1,195
73,997	5.50%, 04/25/2035	84,762
25,637	5.50%, 04/25/2037	29,106
281,349	5.50%, 06/25/2042(5)	62,176

		505,129

	GNMA - 5.1%
8,900,000	3.00%, 11/01/2049(17)	9,161,430
25,600,000	3.00%, 12/01/2049(17)	26,340,034
29,309	4.00%, 05/16/2042(5)	4,253
74,625	5.00%, 10/16/2041(5)	13,015

		35,518,732

	UMBS - 5.0%
8,900,000	3.00%, 11/01/2049(17)	9,043,593
25,500,000	3.00%, 12/01/2049(17)	25,884,946

		34,928,539

		83,808,102

	Total U.S. Government Agencies (cost $83,527,381)	$83,808,102

U.S. GOVERNMENT SECURITIES - 14.4%
	U.S. Treasury Securities - 14.4%
	U.S. Treasury Bonds - 3.2%
$920,000	3.13%, 02/15/2043	$1,084,342
4,655,000	3.38%, 05/15/2044	5,734,560
5,980,000	3.63%, 02/15/2044(18)(19)	7,642,720
4,220,000	3.75%, 11/15/2043	5,486,330
1,780,000	6.25%, 05/15/2030(18)	2,559,515

		22,507,467

	U.S. Treasury Notes - 11.2%
4,003,276	0.88%, 01/15/2029(20)	4,257,676
1,534,438	1.00%, 02/15/2049(20)	1,725,327
47,000,000	1.63%, 05/15/2026(21)	47,075,273
1,733,000	2.13%, 05/15/2025(19)	1,783,704
3,513,000	2.25%, 02/15/2027(19)	3,667,792
17,340,000	2.63%, 02/15/2029	18,747,520

		77,257,292

		99,764,759

	Total U.S. Government Securities (cost $97,631,656)	$99,764,759

CONVERTIBLE BONDS - 0.6%
	Biotechnology - 0.1%
645,000	Apellis Pharmaceuticals, Inc. 3.50%, 09/15/2026(1)	$662,742

The accompanying notes are an integral part of these financial statements.

137

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

CONVERTIBLE BONDS - 0.6% - (continued)
		Healthcare-Products - 0.2%
	$1,187,000	Insulet Corp. 0.38%, 09/01/2026(1)	$1,134,327

		Internet - 0.1%
	979,000	Proofpoint, Inc. 0.25%, 08/15/2024(1)	1,013,265

		Pharmaceuticals - 0.2%
	1,085,000	Aerie Pharmaceuticals, Inc. 1.50%, 10/01/2024(1)	1,209,384

		Software - 0.0%
		Alteryx, Inc.
	135,000	0.50%, 08/01/2024(1)	124,504
	162,000	1.00%, 08/01/2026(1)	146,044

			270,548

		Total Convertible Bonds (cost $4,178,068)	$4,290,266

COMMON STOCKS - 0.0%
		Energy - 0.0%
	32,328	Ascent Resources - Marcellus LLC Class A*(22)(23)	$64,656
	83,644,001	KCA Deutag*(22)(23)(24)	268,247
	713	Paragon Offshore Ltd., Litigation*	3,665
	3,682	Philadelphia Energy Solutions Class A*	460
	19,531	Templar Energy LLC Class A*	—

			337,028

		Total Common Stocks (cost $1,437,285)	$337,028

PREFERRED STOCKS - 0.1%
		Health Care Equipment & Services - 0.1%
	10,460	Change Healthcare, Inc. , 6.00%	$528,544

		Total Preferred Stocks (cost $523,000)	$528,544

CONVERTIBLE PREFERRED STOCKS - 0.3%
		Utilities - 0.3%
	36,400	DTE Energy Co.	$1,848,392

		Total Convertible Preferred Stocks (cost $1,845,550)	$1,848,392

WARRANTS - 0.0%
		Energy - 0.0%
	8,370	Ascent Resources - Marcellus LLC Expires 3/30/23*(22)(23)	$84

		Total Warrants (cost $670)	$84

		Total Long-Term Investments (cost $730,873,054)	$721,980,198

SHORT-TERM INVESTMENTS - 4.5%
		Certificates of Deposit - 0.1%
	730,000	Credit Agricole Corporate and Investment Bank 2.54%, 09/24/2020, 3 mo. USD LIBOR + 0.400%(2)(25)	$730,956

		Commercial Paper - 2.4%
	250,000	AT&T, Inc. 2.23%, 11/15/2019(25)	249,772
		Bank of Montreal
CAD	860,000	1.67%, 11/12/2019(25)	652,592
	910,000	1.80%, 01/06/2020(25)	688,611
	$400,000	Boeing Co. 2.23%, 03/04/2020(25)	397,410

Shares or Principal Amount			Market Value†

SHORT-TERM INVESTMENTS - 4.5% - (continued)
		Commercial Paper - 2.4% - (continued)
CAD	155,000	C.I.B.C. 1.80%, 01/20/2020(25)	$117,207
	$1,000,000	China Constr Bk Corp. 1.97%, 01/08/2020(25)	995,697
		CNPC Finance
	1,500,000	2.25%, 01/28/2020(25)	1,493,403
	750,000	2.33%, 11/14/2019(25)	749,331
	1,500,000	2.33%, 11/01/2019(25)	1,500,000
		Electricite de France S.A.
	1,375,000	2.17%, 01/15/2020(25)	1,368,887
	250,000	2.26%, 12/02/2019(25)	249,505
CAD	610,000	Enbridge Pipelines, Inc 1.78%, 11/12/2019(25)	462,868
	200,000	Enbridge Pipelines, Inc. 1.81%, 11/14/2019(25)	151,743
		Enel Finance America
	$500,000	2.19%, 11/12/2019(25)	499,641
	250,000	2.29%, 01/27/2020(25)	248,706
	250,000	2.38%, 01/16/2020(25)	248,873
	490,000	ENI Finance USA, Inc. 1.98%, 01/08/2020(25)	488,133
	250,000	General Motors Financial Co., Inc. 2.37%, 01/15/2020(25)	248,590
	250,000	Gnrl Mtrs Fincl Co., Inc. 2.34%, 01/13/2020(25)	248,629
CAD	1,500,000	HSBC Bank Canada 1.84%, 01/15/2020(25)	1,134,549
	$600,000	Intesa Funding LLC 2.19%, 02/19/2020(25)	596,040
	250,000	Korea Development Bank 2.65%, 12/02/2019(25)	249,421
		Province of Alberta
CAD	1,525,000	1.70%, 01/02/2020(25)	1,154,339
	505,000	1.70%, 01/02/2020(25)	382,256
		Province of Saskatchewan
	100,000	1.57%, 11/12/2019(25)	75,885
	200,000	1.64%, 11/20/2019(25)	151,712
		Royal Bank of Canada
	1,000,000	1.80%, 01/06/2020(25)	756,716
	200,000	1.81%, 01/02/2020(25)	151,373
	1,520,000	Toronto-Dominion Bank 1.56%, 11/07/2019(25)	1,153,706

			16,865,595

		Other Investment Pools & Funds - 1.7%
	11,736,944	Fidelity Institutional Government Fund, Institutional Class, 1.70%(26)	11,736,944

		Securities Lending Collateral - 0.3%
	103,475	Citibank NA DDCA, 1.80%, 11/1/2019(26)	103,475
	1,451,774	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(26)	1,451,774
	23,289	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(26)	23,289
	192,574	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(26)	192,574
	279,786	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(26)	279,786
	18,605	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(26)	18,605

			2,069,503

		Total Short-Term Investments (cost $31,356,652)	$31,402,998

Total Investments (cost $762,229,706)	108.7%	$753,383,196
Other Assets and Liabilities	(8.7)%	(60,360,207)

Total Net Assets	100.0%	$693,022,989

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The accompanying notes are an integral part of these financial statements.

138

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2019

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $150,157,313, representing 21.7% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2019. Base lending rates may be subject to a floor or cap.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)	Securities disclosed are interest-only strips.

(6)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $77,295,406, representing 11.2% of net assets.

(7)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2019. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(8)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(9)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(10)	Security is a zero-coupon bond.

(11)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(12)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(13)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2019.

(14)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(15)

This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2019, the aggregate value of the unfunded commitment was $413,698, which rounds to 0.0% of total net assets.

(16)	Securities disclosed are principal-only strips.

(17)	Represents or includes a TBA transaction.

(18)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2019, the market value of securities pledged was $2,891,807.

(19)	All, or a portion of the security, was pledged as collateral in connection with OTC swap contracts. As of October 31, 2019, the market value of securities pledged was $2,763,920.

(20)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(21)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2019, the market value of securities pledged was $4,306,887.

(22)	Investment valued using significant unobservable inputs.

(23)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2019, the aggregate fair value of these securities was $332,987, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(24)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $268,247 or 0.0% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
03/2011	KCA Deutag	83,644,001	$1,133,544	$268,247

(25)	The rate shown represents current yield to maturity.

(26)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Euro-Schatz Future	4	12/06/2019	$499,967	$(2,648)
U.S. Treasury 2-Year Note Future	388	12/31/2019	83,653,406	47,283
U.S. Treasury 5-Year Note Future	800	12/31/2019	95,362,500	(203,486)

The accompanying notes are an integral part of these financial statements.

139

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2019

Futures Contracts Outstanding at October 31, 2019 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts – (continued):
U.S. Treasury 10-Year Note Future	591	12/19/2019	$77,005,453	$(125,584)
U.S. Treasury 10 Year Ultra Future	38	12/19/2019	5,400,157	(73,116)
U.S. Treasury Long Bond Future	62	12/19/2019	10,005,250	18,055
U.S. Treasury Ultra Bond Future	14	12/19/2019	2,656,500	(15,432)

Total				$(354,928)

Short position contracts:
Euro-BOBL Future	49	12/06/2019	$7,356,941	$102,738
Euro BUXL 30-Year Bond Future	7	12/06/2019	1,639,178	98,892
Euro-Bund Future	27	12/06/2019	5,172,225	133,489
Long Gilt Future	1	12/27/2019	172,074	858

Total				$335,977

Total futures contracts				$(18,951)

OTC Credit Default Swap Contracts Outstanding at October 31, 2019
Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.07	GSC	USD	344,616	(0.09%)	08/25/37	Monthly	$72,745	$—	$8,153	$(64,592)
ABX.HE.AAA.07	CSI	USD	984,172	(0.09%)	08/25/37	Monthly	238,874	—	23,283	(215,591)
ABX.HE.PENAAA.06	JPM	USD	223,819	(0.11%)	05/25/46	Monthly	24,235	—	13,404	(10,831)
ABX.HE.PENAAA.06	CSI	USD	351,656	(0.11%)	05/25/46	Monthly	38,164	—	21,060	(17,104)
PrimeX.ARM.2(22)	MSC	USD	104,548	(4.58%)	12/25/37	Monthly	—	(216)	(500)	(284)

Total							$374,018	$(216)	$65,400	$(308,402)

Sell protection:
ABX.HE.AAA.07	MSC	USD	344,615	0.09%	08/25/37	Monthly	$3,042	$—	$(8,153)	$(11,195)
ABX.HE.AAA.07	MSC	USD	984,172	0.09%	08/25/37	Monthly	8,742	—	(23,283)	(32,025)
ABX.HE.PENAAA.06	BCLY	USD	575,476	0.11%	05/25/46	Monthly	—	(14,306)	(34,464)	(20,158)
CMBX.NA.AAA.10	GSC	USD	662,000	0.50%	11/17/59	Monthly	—	(388)	6,041	6,429
CMBX.NA.AAA.12	MSC	USD	4,895,000	0.50%	08/17/61	Monthly	—	(39,510)	(10,477)	29,033
CMBX.NA.AAA.12	GSC	USD	2,550,000	0.50%	08/17/61	Monthly	—	(19,947)	(5,387)	14,560
CMBX.NA.AAA.6	MSC	USD	1,878,844	0.50%	05/11/63	Monthly	16,126	—	15,743	(383)
CMBX.NA.BB.6	CSI	USD	970,000	5.00%	05/11/63	Monthly	—	(192,692)	(149,451)	43,241
CMBX.NA.BB.6	MSC	USD	1,491,000	5.00%	05/11/63	Monthly	—	(259,086)	(229,428)	29,658
CMBX.NA.BB.6	GSC	USD	1,155,000	5.00%	05/11/63	Monthly	—	(201,247)	(177,634)	23,613
CMBX.NA.BB.6	CSI	USD	555,000	5.00%	05/11/63	Monthly	—	(106,408)	(85,511)	20,897
CMBX.NA.BB.6	CSI	USD	830,000	5.00%	05/11/63	Monthly	—	(144,218)	(127,668)	16,550
CMBX.NA.BB.6	CSI	USD	730,000	5.00%	05/11/63	Monthly	—	(126,842)	(112,271)	14,571
CMBX.NA.BB.6	CSI	USD	730,000	5.00%	05/11/63	Monthly	—	(126,842)	(112,271)	14,571
CMBX.NA.BB.6	CSI	USD	730,000	5.00%	05/11/63	Monthly	—	(126,842)	(112,271)	14,571
CMBX.NA.BB.6	CSI	USD	85,000	5.00%	05/11/63	Monthly	—	(15,846)	(13,073)	2,773
CMBX.NA.BB.6	DEUT	USD	8,499,532	0.50%	05/11/63	Monthly	68,962	—	71,216	2,254
CMBX.NA.BB.6	CSI	USD	51,000	5.00%	05/11/63	Monthly	—	(8,862)	(7,844)	1,018
CMBX.NA.BB.6	JPM	USD	65,000	5.00%	05/11/63	Monthly	—	(9,119)	(9,998)	(879)
CMBX.NA.BB.6	CSI	USD	130,000	5.00%	05/11/63	Monthly	—	(18,237)	(20,030)	(1,793)
CMBX.NA.BB.6	GSC	USD	82,000	5.00%	05/11/63	Monthly	—	(8,990)	(12,611)	(3,621)
CMBX.NA.BB.6	GSC	USD	550,000	5.00%	05/11/63	Monthly	—	(56,822)	(84,588)	(27,766)
CMBX.NA.BB.8	CSI	USD	1,470,000	5.00%	10/17/57	Monthly	—	(385,628)	(154,830)	230,798
CMBX.NA.BB.8	CSI	USD	1,325,000	5.00%	10/17/57	Monthly	—	(347,590)	(139,539)	208,051
CMBX.NA.BB.8	MSC	USD	1,006,000	5.00%	10/17/57	Monthly	—	(263,923)	(106,005)	157,918
CMBX.NA.BB.8	GSC	USD	580,000	5.00%	10/17/57	Monthly	—	(165,427)	(61,075)	104,352
CMBX.NA.BB.8	GSC	USD	462,000	5.00%	10/17/57	Monthly	—	(108,519)	(48,778)	59,741
CMBX.NA.BB.8	DEUT	USD	365,000	5.00%	10/17/57	Monthly	—	(86,115)	(38,537)	47,578
CMBX.NA.BB.8	CSI	USD	34,000	5.00%	10/17/57	Monthly	—	(8,919)	(3,580)	5,339
CMBX.NA.BBB-.6	DEUT	USD	3,475,000	3.00%	05/11/63	Monthly	—	(537,779)	(296,192)	241,587
CMBX.NA.BBB-.6	MSC	USD	1,875,000	3.00%	05/11/63	Monthly	—	(295,714)	(159,816)	135,898

The accompanying notes are an integral part of these financial statements.

140

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2019

OTC Credit Default Swap Contracts Outstanding at October 31, 2019 – (continued)
Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices – (continued):
Sell protection – (continued):
CMBX.NA.BBB-.6	DEUT	USD	1,924,000	3.00%	05/11/63	Monthly	$—	$(297,102)	$(163,992)	$133,110
CMBX.NA.BBB-.6	CSI	USD	2,370,000	3.00%	05/11/63	Monthly	—	(319,903)	(201,612)	118,291
CMBX.NA.BBB-.6	DEUT	USD	888,000	3.00%	05/11/63	Monthly	—	(121,068)	(75,541)	45,527
CMBX.NA.BBB-.6	MSC	USD	1,445,000	3.00%	05/11/63	Monthly	—	(207,066)	(122,924)	84,142
CMBX.NA.BBB-.6	DEUT	USD	1,205,000	3.00%	05/11/63	Monthly	—	(174,502)	(102,507)	71,995
CMBX.NA.BBB-.6	CSI	USD	850,000	3.00%	05/11/63	Monthly	—	(119,114)	(72,308)	46,806
PrimeX.ARM.2(22)	JPM	USD	104,548	4.58%	12/25/37	Monthly	3,743	—	501	(3,242)

Total							$100,615	$(4,914,573)	$(2,990,148)	$1,823,810

Total traded indices							$474,633	$(4,914,789)	$(2,924,748)	$1,515,408

Total OTC contracts							$474,633	$(4,914,789)	$(2,924,748)	$1,515,408

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2019
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.32.V1	USD	2,016,000	(1.00%)	12/20/24	Quarterly	$101,528	$40,881	$(60,647)
CDX.NA.IG.32.V1	USD	45,662,000	(1.00%)	06/20/24	Quarterly	(767,794)	(1,086,751)	(318,957)

Total						$(666,266)	$(1,045,870)	$(379,604)

Credit default swaps on indices:
Sell protection:
CDX.EM.32.V1	USD	9,965,000	1.00%	12/20/24	Quarterly	$(479,240)	$(464,105)	$15,135
CDX.NA.HY.33.V1	USD	6,210,000	5.00%	12/20/24	Quarterly	359,380	$440,534	$81,154

Total						$(119,860)	$(23,571)	$96,289

Credit default swaps on single-name issues:
Buy protection:
Argentine Republic Government International Bond	USD	82,000	(5.00%)	06/20/24	Quarterly	$45,119	$49,205	$4,086

Total single-name issues						$45,119	$49,205	$4,086

Total						$(741,007)	$(1,020,236)	$(279,229)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2019
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
3 Mo. USD LIBOR	2.36% Fixed	USD	6,720,000	04/09/24	Semi-Annual	$—	$—	$(256,189)	$(256,189)
3 Mo. USD LIBOR	2.36% Fixed	USD	6,900,000	04/09/24	Semi-Annual	—	—	(275,931)	(275,931)
3 Mo. USD LIBOR	2.35% Fixed	USD	6,460,000	04/09/24	Semi-Annual	—	—	(282,857)	(282,857)
3 Mo. USD LIBOR	2.35% Fixed	USD	9,205,000	04/09/24	Semi-Annual	—	—	(346,429)	(346,429)
3 Mo. USD LIBOR	1.86% Fixed	USD	9,085,000	06/21/24	Semi-Annual	—	—	(151,979)	(151,979)
3 Mo. USD LIBOR	1.71% Fixed	USD	1,180,000	10/29/29	Semi-Annual	—	—	(12,789)	(12,789)
3 Mo. USD LIBOR	1.72% Fixed	USD	2,300,000	10/29/29	Semi-Annual	—	—	(26,091)	(26,091)
3 Mo. USD LIBOR	1.72% Fixed	USD	3,820,000	10/29/29	Semi-Annual	—	—	(45,584)	(45,584)
3 Mo. USD LIBOR	1.77% Fixed	USD	1,755,000	10/30/29	Semi-Annual	—	—	7,866	7,866
3 Mo. USD LIBOR	1.76% Fixed	USD	1,910,000	10/30/29	Semi-Annual	—	—	(18,044)	(18,044)
3 Mo. USD LIBOR	1.76% Fixed	USD	1,730,000	10/30/29	Semi-Annual	—	—	(26,797)	(26,797)
3 Mo. USD LIBOR	1.76% Fixed	USD	1,910,000	10/30/29	Semi-Annual	—	—	(30,129)	(30,129)

The accompanying notes are an integral part of these financial statements.

141

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2019

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2019 – (continued)
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
3 Mo. USD LIBOR	2.75% Fixed	USD	4,640,000	12/20/47	Semi-Annual	$—	$(97,707)	$(1,022,441)	$(924,734)
3 Mo. USD LIBOR	2.25% Fixed	USD	2,755,000	06/21/49	Semi-Annual	—	—	(307,438)	(307,438)

Total						$—	$(97,707)	$(2,794,832)	$(2,697,125)

OTC Total Return Swap Contracts Outstanding at October 31, 2019
Reference Entity	Counterparty	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
iBoxx USD Liquid Investment Grade Index	MSC	USD	11,825,000	(1.00%)	12/20/19	Quarterly	$—	$—	$572,824	$572,824

Foreign Currency Contracts Outstanding at October 31, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,400,000	BRL	339,293	USD	DEUT	12/03/19	$9,071	$—
225,000	CHF	234,658	USD	RBS	10/13/20	—	(899)
420,000	CHF	446,918	USD	SGG	10/13/20	—	(10,569)
13,489,000	CNH	1,892,131	USD	BCLY	12/18/19	19,118	—
2,302,000	CNH	321,895	USD	BNP	12/18/19	4,274	—
565,000,000	COP	164,858	USD	UBS	12/18/19	1,996	—
271,100,000	COP	78,582	USD	JPM	12/18/19	1,478	—
3,390,000	CZK	144,655	USD	GSC	12/18/19	3,633	—
2,240,000	CZK	97,622	USD	JPM	12/18/19	362	—
13,910,000	EGP	800,089	USD	GSC	12/18/19	50,488	—
15,970,000	EGP	918,344	USD	GSC	03/18/20	36,117	—
4,098,000	EUR	4,565,512	USD	BNP	11/29/19	13,556	—
3,238,000	EUR	3,614,542	USD	SSG	11/29/19	3,569	—
569,000	EUR	630,350	USD	CBK	12/18/19	6,487	—
344,000	EUR	379,327	USD	MSC	12/18/19	5,685	—
400,000	EUR	444,272	USD	BCLY	12/18/19	3,417	—
263,000	EUR	290,954	USD	BOA	12/18/19	3,401	—
294,000	EUR	325,764	USD	UBS	12/18/19	3,287	—
111,000	EUR	123,695	USD	GSC	12/18/19	539	—
851,000	GBP	1,101,689	USD	JPM	11/29/19	1,651	—
43,400,000	HUF	144,865	USD	GSC	12/18/19	2,857	—
1,967,000,000	IDR	139,030	USD	BNP	12/18/19	416	—
1,530,000	MXN	79,186	USD	JPM	12/18/19	—	(247)
2,190,000	MXN	113,396	USD	BNP	12/18/19	—	(405)
400,000	PEN	119,349	USD	BNP	12/18/19	61	—
583,000	PEN	174,446	USD	MSC	12/18/19	—	(405)
570,000	PLN	145,267	USD	CBK	12/18/19	3,979	—
370,000	PLN	96,449	USD	JPM	12/18/19	430	—
8,620,000	RUB	133,789	USD	GSC	12/18/19	—	(272)
5,050,000	RUB	78,636	USD	BNP	12/18/19	—	(415)
151,221	USD	220,000	AUD	JPM	12/18/19	—	(637)
2,575,069	USD	3,740,000	AUD	CBA	12/18/19	—	(6,510)
394,395	USD	585,000	AUD	BOA	12/18/19	—	(9,408)
115,392	USD	484,000	BRL	SCB	12/03/19	—	(5,042)
761,426	USD	1,000,000	CAD	RBS	11/01/19	2,181	—
470,428	USD	620,000	CAD	BOA	11/01/19	—	(304)
383,273	USD	510,000	CAD	UBS	11/01/19	—	(3,942)
1,145,321	USD	1,520,000	CAD	BNP	11/07/19	—	(8,747)
75,457	USD	100,000	CAD	BNP	11/12/19	—	(469)
462,627	USD	610,000	CAD	RBS	11/12/19	—	(523)
648,075	USD	860,000	CAD	RBC	11/12/19	—	(4,891)
152,351	USD	200,000	CAD	GSC	11/14/19	498	—
151,364	USD	200,000	CAD	BMO	11/20/19	—	(491)
376,579	USD	500,000	CAD	BNP	11/20/19	—	(3,058)

The accompanying notes are an integral part of these financial statements.

142

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2019

Foreign Currency Contracts Outstanding at October 31, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
742,890	USD	970,000	CAD	NAB	12/03/19	$6,354	$—
151,079	USD	200,000	CAD	BNP	12/16/19	—	(806)
2,583,566	USD	3,395,000	CAD	GSC	12/18/19	5,260	—
133,603	USD	175,000	CAD	UBS	12/18/19	701	—
337,774	USD	450,000	CAD	BOA	12/18/19	—	(3,975)
550,124	USD	725,000	CAD	MSC	01/02/20	—	(548)
382,782	USD	505,000	CAD	BNP	01/02/20	—	(790)
1,860,498	USD	2,475,000	CAD	RBS	01/02/20	—	(19,382)
689,751	USD	910,000	CAD	HSBC	01/06/20	—	(1,444)
751,383	USD	1,000,000	CAD	RBS	01/06/20	—	(8,172)
1,136,668	USD	1,500,000	CAD	BNP	01/15/20	—	(2,691)
116,808	USD	155,000	CAD	SSG	01/21/20	—	(928)
232,287	USD	305,000	CAD	MSC	03/09/20	610	—
405,266	USD	530,000	CAD	HSBC	03/30/20	2,681	—
483,856	USD	635,000	CAD	MSC	05/22/20	1,549	—
355,645	USD	470,000	CAD	DEUT	05/22/20	—	(1,338)
752,589	USD	1,000,000	CAD	NAB	05/22/20	—	(6,950)
1,609,899	USD	2,105,000	CAD	BNP	06/01/20	11,118	—
375,290	USD	500,000	CAD	UBS	06/01/20	—	(4,468)
678,008	USD	900,000	CAD	JPM	06/12/20	—	(5,534)
327,196	USD	430,000	CAD	CBK	08/14/20	670	—
1,922,914	USD	2,525,000	CAD	MSC	09/18/20	5,640	—
1,052,748	USD	980,000	CHF	BNP	10/13/20	34,600	—
535,932	USD	500,000	CHF	HSBC	10/13/20	16,468	—
7,000	USD	6,265	EUR	SSG	11/29/19	—	—
396,495	USD	355,589	EUR	JPM	11/29/19	—	(838)
12,044,000	USD	10,827,467	EUR	BNP	11/29/19	—	(54,513)
29,609,151	USD	26,635,389	EUR	CBK	11/29/19	—	(152,991)
159,226	USD	140,000	EUR	JPM	12/02/19	2,754	—
36,702	USD	33,000	EUR	BMO	12/18/19	—	(232)
692,763	USD	628,000	EUR	SSG	12/18/19	—	(10,108)
1,312,483	USD	1,192,000	EUR	MSC	12/18/19	—	(21,629)
23,820,047	USD	21,476,051	EUR	JPM	12/18/19	—	(216,417)
1,203,053	USD	1,085,000	EUR	JPM	01/14/20	—	(13,597)
1,213,710	USD	1,085,000	EUR	MSC	03/13/20	—	(7,164)
1,290,122	USD	1,004,000	GBP	BCLY	11/29/19	—	(11,586)
459,816	USD	356,000	GBP	JPM	12/18/19	—	(2,121)
692,348	USD	565,000	GBP	DEUT	12/18/19	—	(40,781)
4,734,189	USD	3,819,000	GBP	BCLY	12/18/19	—	(221,245)
145,156	USD	43,400,000	HUF	BCLY	12/18/19	—	(2,566)
4,065,666	USD	428,200,000	JPY	JPM	11/12/19	97,750	—
5,344,880	USD	563,800,000	JPY	MSC	11/18/19	118,641	—
2,432,910	USD	254,950,000	JPY	MSC	11/25/19	68,665	—
1,197,985	USD	125,950,000	JPY	CBK	11/25/19	30,005	—
2,836,281	USD	300,000,000	JPY	JPM	12/02/19	52,976	—
4,701,807	USD	500,000,000	JPY	JPM	12/09/19	60,029	—
4,792,973	USD	513,500,000	JPY	SCB	12/18/19	21,984	—
561,150	USD	60,000,000	JPY	BMO	12/18/19	3,683	—
4,676,023	USD	499,750,000	JPY	JPM	01/08/20	25,598	—
2,313,531	USD	249,500,000	JPY	CBK	01/27/20	—	(10,734)
6,216,505	USD	671,050,000	JPY	JPM	02/03/20	—	(36,968)
710,679	USD	75,000,000	JPY	MSC	03/10/20	10,284	—
270,975	USD	5,375,000	MXN	BCLY	12/18/19	—	(6,343)
231,588	USD	360,000	NZD	WEST	12/18/19	564	—
163,144	USD	255,000	NZD	UBS	12/18/19	—	(498)
529,664	USD	35,032,000	RUB	GSC	12/18/19	—	(12,956)

Total						$757,135	$(937,547)

The accompanying notes are an integral part of these financial statements.

143

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2019

Foreign Cross Currency Contracts Outstanding at October 31, 2019
Contract Amount		Counterparty	Delivery Date	Contract Amount		Unrealized Depreciation
EUR	32,373	SSG	11/29/19	GBP	32,413	$(40)
EUR	1,751,549	BCLY	11/29/19	GBP	1,758,083	(6,535)

Total						$(6,575)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$73,963,641	$—	$73,963,641	$—
Corporate Bonds	140,242,179	—	140,242,179	—
Foreign Government Obligations	142,491,081	—	142,491,081	—
Municipal Bonds	4,677,991	—	4,677,991	—
Senior Floating Rate Interests	170,028,131	—	170,028,131	—
U.S. Government Agencies	83,808,102	—	83,808,102	—
U.S. Government Securities	99,764,759	—	99,764,759	—
Convertible Bonds	4,290,266	—	4,290,266	—
Common Stocks
Energy	337,028	—	4,125	332,903
Preferred Stocks	528,544	528,544	—	—
Convertible Preferred Stocks	1,848,392	1,848,392	—	—
Warrants	84	—	—	84
Short-Term Investments	31,402,998	13,806,447	17,596,551	—
Foreign Currency Contracts(2)	757,135	—	757,135	—
Futures Contracts(2)	401,315	401,315	—	—
Swaps - Credit Default(2)	2,025,247	—	2,025,247	—
Swaps - Interest Rate(2)	7,866	—	7,866	—
Swaps - Total Return(2)	572,824	—	572,824	—

Total	$757,147,583	$16,584,698	$740,229,898	$332,987

Liabilities
Foreign Currency Contracts(2)	$(944,122)	$—	$(944,122)	$—
Futures Contracts(2)	(420,266)	(420,266)	—	—
Swaps - Credit Default(2)	(789,068)	—	(785,542)	(3,526)
Swaps - Interest Rate(2)	(2,704,991)	—	(2,704,991)	—

Total	$(4,858,447)	$(420,266)	$(4,434,655)	$(3,526)

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

144

The Hartford Total Return Bond Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 24.6%
	Asset-Backed - Automobile - 0.9%
$2,320,000	AmeriCredit Automobile Receivables Trust 2.58%, 09/18/2025	$2,323,822
285,161	CIG Automobile Receivables Trust 2.71%, 05/15/2023(1)	285,616
2,435,000	Credit Acceptance Auto Loan Trust 2.65%, 06/15/2026(1)	2,441,078
2,000,000	Drive Auto Receivables Trust 2.70%, 02/16/2027	1,997,426
4,600,000	Exeter Automobile Receivables Trust 2.58%, 09/15/2025(1)	4,584,746
302,462	Skopos Auto Receivables Trust 3.19%, 09/15/2021(1)	302,579
	Westlake Automobile Receivables Trust
3,400,000	2.72%, 11/15/2024(1)	3,405,564
4,310,000	3.28%, 12/15/2022(1)	4,358,673

		19,699,504

	Asset-Backed - Finance & Insurance - 6.1%
1,540,000	AIMCO CLO Ltd. 2.85%, 01/15/2028, 3 mo. USD LIBOR + 0.850%(1)(2)	1,535,882
20,684	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 5.82%, 11/25/2035(3)	20,568
3,970,000	Apex Credit CLO Ltd. 3.41%, 04/24/2029, 3 mo. USD LIBOR + 1.470%(1)(2)	3,971,747
16,671	Apidos CLO 2.95%, 01/19/2025, 3 mo. USD LIBOR + 0.980%(1)(2)	16,670
6,225,000	Atrium 2.78%, 04/22/2027, 3 mo. USD LIBOR + 0.830%(1)(2)	6,212,662
	Avery Point CLO Ltd.
2,092,143	3.04%, 04/25/2026, 3 mo. USD LIBOR + 1.100%(1)(2)	2,093,302
612,635	3.12%, 01/18/2025, 3 mo. USD LIBOR + 1.120%(1)(2)	612,796
431,238	Babson CLO Ltd. 3.12%, 07/20/2025, 3 mo. USD LIBOR + 1.150%(1)(2)	431,382
4,978,462	Bayview Koitere Fund Trust 3.50%, 07/28/2057(1)(4)	5,091,143
	Bayview Opportunity Master Fund Trust
2,075,477	3.50%, 01/28/2055(1)(4)	2,115,477
2,470,646	3.50%, 06/28/2057(1)(4)	2,513,808
4,791,671	3.50%, 10/28/2057(1)(4)	4,903,955
3,297,324	3.50%, 01/28/2058(1)(4)	3,366,213
1,846,027	4.00%, 11/28/2053(1)(4)	1,905,179
3,627,158	4.00%, 10/28/2064(1)(4)	3,743,591
	Bellemeade Re Ltd.
1,639,912	2.77%, 08/25/2028, 1 mo. USD LIBOR + 0.950%(1)(2)	1,640,277
1,695,000	2.92%, 07/25/2029, 1 mo. USD LIBOR + 1.100%(1)(2)	1,696,149
277,500	Cal Funding Ltd. 3.47%, 10/25/2027(1)	278,135
4,154,170	Carlyle Global Market Strategies CLO Ltd. 2.72%, 04/27/2027, 3 mo. USD LIBOR + 0.780%(1)(2)	4,154,261
229,297	CIFC Funding Ltd. 2.85%, 07/16/2030, 3 mo. USD LIBOR + 0.850%(1)(2)	229,378
4,140,000	Cirrus Funding Ltd. 4.80%, 01/25/2037(1)	4,329,538
3,245,575	Domino’s Pizza Master Issuer LLC 4.12%, 07/25/2048(1)	3,386,530
	First Franklin Mortgage Loan Trust
2,250,478	2.06%, 04/25/2036, 1 mo. USD LIBOR + 0.240%(2)	2,119,302
1,065,000	2.13%, 09/25/2036, 1 mo. USD LIBOR + 0.310%(2)	981,773
1,961,933	Madison Park Funding Ltd. 3.23%, 07/20/2026, 3 mo. USD LIBOR + 1.260%(1)(2)	1,963,163
4,062,648	MFA Trust 3.35%, 11/25/2047(1)(3)	4,099,458

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 24.6% - (continued)
	Asset-Backed - Finance & Insurance - 6.1% - (continued)
	NRZ Excess Spread-Collateralized Notes
$5,867,371	3.19%, 01/25/2023(1)	$5,893,601
2,230,111	3.27%, 02/25/2023(1)	2,240,218
34,313	Oak Hill Advisors Residential Loan Trust 3.00%, 06/25/2057(1)(3)	34,310
2,913,416	OCP CLO Ltd. 2.85%, 04/17/2027, 3 mo. USD LIBOR + 0.850%(1)(2)	2,914,599
6,884,746	OneMain Financial Issuance Trust 2.37%, 09/14/2032(1)	6,887,486
1,693,867	Preston Ridge Partners Mortgage Trust LLC 3.35%, 07/25/2024(1)(3)	1,696,801
2,781,389	Pretium Mortgage Credit Partners LLC 3.72%, 01/25/2059(1)(3)	2,780,909
988,770	Seasoned Credit Risk Transfer Trust 3.50%, 08/25/2058	1,054,940
1,086,772	Seneca Park CLO Ltd. 3.12%, 07/17/2026, 3 mo. USD LIBOR + 1.120%(1)(2)	1,088,496
	SoFi Consumer Loan Program LLC
704,058	2.50%, 05/26/2026(1)	705,917
348,708	2.77%, 05/25/2026(1)	350,154
565,767	3.05%, 12/26/2025(1)	568,289
430,577	3.09%, 10/27/2025(1)	431,937
518,532	3.28%, 01/26/2026(1)	522,556
6,850,000	Sound Point CLO Ltd. 2.86%, 01/20/2028, 3 mo. USD LIBOR + 0.890%(1)(2)	6,832,656
	Springleaf Funding Trust
7,215,000	2.68%, 07/15/2030(1)	7,239,005
1,216,320	2.90%, 11/15/2029(1)	1,217,097
3,950,000	Symphony CLO Ltd. 2.95%, 07/14/2026, 3 mo. USD LIBOR + 0.950%(1)(2)	3,949,964
1,472,536	Thacher Park CLO Ltd. 3.13%, 10/20/2026, 3 mo. USD LIBOR + 1.160%(1)(2)	1,474,628
	Towd Point Mortgage Trust
3,640,384	2.75%, 10/25/2056(1)(4)	3,683,458
1,489,072	2.75%, 04/25/2057(1)(4)	1,502,735
2,623,585	2.75%, 06/25/2057(1)(4)	2,654,378
2,892,913	2.75%, 07/25/2057(1)(4)	2,919,672
3,520,000	Voya CLO Ltd. 2.90%, 01/18/2029, 3 mo. USD LIBOR + 0.900%(1)(2)	3,491,844
1,341,113	Wendy’s Funding LLC 3.88%, 03/15/2048(1)	1,406,143
1,681,550	Wingstop Funding LLC 4.97%, 12/05/2048(1)	1,752,965
5,625,000	Zais CLO Ltd. 3.53%, 10/15/2028, 3 mo. USD LIBOR + 1.530%(1)(2)	5,606,027

		134,313,124

	Asset-Backed - Home Equity - 1.4%
5,630,000	CPT Mortgage Trust 2.87%, 11/13/2039(1)	5,798,791
	GSAA Home Equity Trust
23,847	1.89%, 12/25/2046, 1 mo. USD LIBOR + 0.070%(2)	11,551
2,986,121	1.90%, 02/25/2037, 1 mo. USD LIBOR + 0.080%(2)	1,432,995
927,091	1.91%, 12/25/2036, 1 mo. USD LIBOR + 0.090%(2)	410,853
1,576,437	1.92%, 03/25/2037, 1 mo. USD LIBOR + 0.100%(2)	725,604
1,382,407	2.00%, 11/25/2036, 1 mo. USD LIBOR + 0.180%(2)	602,414
1,379,749	5.99%, 06/25/2036(4)	615,488
	Legacy Mortgage Asset Trust
3,598,116	3.00%, 06/25/2059(1)(3)	3,603,215
4,480,000	3.25%, 06/25/2059(1)(3)	4,482,285
7,255,919	4.00%, 03/25/2058(1)(3)	7,321,109
39,521	Morgan Stanley Asset-Backed Securities Capital, Inc. Trust 1.97%, 06/25/2036, 1 mo. USD LIBOR + 0.150%(2)	33,862

The accompanying notes are an integral part of these financial statements.

145

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 24.6% - (continued)
	Asset-Backed - Home Equity - 1.4% - (continued)
$1,273,363	Morgan Stanley Mortgage Loan Trust 1.99%, 11/25/2036, 1 mo. USD LIBOR + 0.170%(2)	$563,677
487,240	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037(3)	229,470
	Soundview Home Loan Trust
2,920,501	2.00%, 07/25/2037, 1 mo. USD LIBOR + 0.180%(2)	2,685,999
830,000	2.06%, 07/25/2036, 1 mo. USD LIBOR + 0.240%(2)	778,626
1,110,000	2.07%, 11/25/2036, 1 mo. USD LIBOR + 0.250%(2)	1,042,556

		30,338,495

	Collateralized - Mortgage Obligations - 0.2%
328,037	Consumer Loan Underlying Bond Credit Trust 2.61%, 01/15/2024(1)	328,153
2,416,675	Homeward Opportunities Fund Trust 2.70%, 09/25/2059(1)(4)	2,421,658
2,221,497	Structured Agency Credit Risk Trust 2.57%, 09/25/2048, 1 mo. USD LIBOR + 0.750%(1)(2)	2,222,788

		4,972,599

	Commercial Mortgage - Backed Securities - 4.3%
30,063,111	Banc of America Commercial Mortgage Trust 0.74%, 11/15/2050(4)(5)	1,506,980
	Bank
20,851,517	0.61%, 11/15/2062(4)(5)(6)	1,064,011
19,533,585	0.84%, 09/15/2061(4)(5)	1,333,521
11,642,719	0.91%, 05/15/2062(4)(5)	836,746
	BBCMS Mortgage Trust
23,594,609	1.50%, 02/15/2050(4)(5)	1,998,673
7,661,000	2.76%, 08/15/2036, 1 mo. USD LIBOR + 0.850%(1)(2)	7,641,706
	Benchmark Mortgage Trust
3,863,661	0.54%, 07/15/2051(4)(5)	136,279
59,702,566	0.65%, 04/10/2051(4)(5)	2,326,257
34,238,884	0.67%, 01/15/2052(4)(5)	1,699,361
8,496,127	1.07%, 08/15/2052(4)(5)	645,513
5,310,000	BX Commercial Mortgage Trust 2.92%, 10/15/2036, 1 mo. USD LIBOR + 0.920%(1)(2)	5,316,664
2,535,000	CAMB Commercial Mortgage Trust 4.47%, 12/15/2037, 1 mo. USD LIBOR + 2.550%(1)(2)	2,560,350
	Citigroup Commercial Mortgage Trust
11,481,689	0.96%, 07/10/2047(4)(5)	461,971
15,465,622	1.10%, 04/10/2048(4)(5)	650,198
415,000	4.59%, 03/10/2047(1)(4)	413,158
	Commercial Mortgage Trust
3,614,933	0.67%, 08/10/2046(4)(5)	82,354
2,438,081	1.90%, 07/10/2046(1)(4)(5)	16,323
380,000	2.54%, 12/10/2045	384,482
687,000	2.77%, 12/10/2045	699,999
939,511	2.85%, 10/15/2045	954,607
4,500,000	2.90%, 10/15/2036, 1 mo. USD LIBOR + 0.900%(1)(2)	4,500,117
745,000	2.94%, 01/10/2046	762,650
735,000	3.10%, 03/10/2046	754,973
801,979	3.21%, 03/10/2046	827,204
362,472	3.33%, 06/10/2046	374,059
3,050,000	3.42%, 03/10/2031(1)	3,190,883
905,000	3.61%, 06/10/2046(4)	947,501
764,052	4.02%, 07/10/2045	802,098
420,000	4.07%, 02/10/2047(4)	451,015

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 24.6% - (continued)
	Commercial Mortgage - Backed Securities - 4.3% - (continued)
$390,000	4.21%, 08/10/2046	$417,500
660,000	4.21%, 08/10/2046(4)	710,034
595,000	4.23%, 07/10/2045(4)	636,895
805,000	4.59%, 10/15/2045(1)(4)	40,250
1,825,000	4.75%, 10/15/2045(1)(4)	1,342,360
40,507	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	39,351
	CSAIL Commercial Mortgage Trust
26,727,140	0.77%, 06/15/2057(4)(5)	918,751
1,428,616	0.86%, 04/15/2050(4)(5)	51,042
5,045,629	1.00%, 11/15/2048(4)(5)	199,589
7,933,013	1.78%, 01/15/2049(4)(5)	701,512
2,202,170	DBUBS Mortgage Trust 0.70%, 11/10/2046(1)(4)(5)	9,640
1,593,391	Four Times Square Trust Commercial Mortgage Pass-Through Certificates 5.40%, 12/13/2028(1)	1,640,218
	FREMF Mortgage Trust
6,625,000	2.14%, 02/25/2020, 1 mo. USD LIBOR + 0.320%(2)	6,624,139
2,710,000	5.28%, 09/25/2043(1)(4)	2,745,395
206,764	GE Business Loan Trust 2.91%, 05/15/2034, 1 mo. USD LIBOR + 1.000%(1)(2)	194,915
2,010,000	GS Mortgage Securities Corp. 2.95%, 11/05/2034(1)	2,060,219
	GS Mortgage Securities Trust
23,153,737	0.08%, 07/10/2046(4)(5)	68,248
3,072,517	1.33%, 08/10/2044(1)(4)(5)	53,869
695,000	3.67%, 04/10/2047(1)	247,589
825,000	4.07%, 01/10/2047	885,274
1,310,000	4.97%, 04/10/2047(1)(4)	1,184,703
	JP Morgan Chase Commercial Mortgage Securities Trust
1,325,000	2.73%, 10/15/2045(1)(4)	796,842
830,318	2.84%, 12/15/2047	845,642
730,000	4.40%, 12/15/2047(1)(4)	691,559
970,000	5.40%, 08/15/2046(1)(4)	991,756
	JPMBB Commercial Mortgage Securities Trust
11,568,874	0.66%, 09/15/2047(4)(5)	280,036
4,363,490	0.76%, 05/15/2048(4)(5)	106,504
237,306	3.36%, 07/15/2045	246,578
	Morgan Stanley Bank of America Merrill Lynch Trust
6,584,084	1.01%, 12/15/2047(4)(5)	263,585
4,150,015	1.03%, 10/15/2048(4)(5)	199,828
700,000	2.92%, 02/15/2046	716,438
1,465,000	3.13%, 12/15/2048	1,507,968
880,000	3.18%, 08/15/2045	902,550
730,173	4.26%, 10/15/2046(4)	785,006
2,647,182	Morgan Stanley Capital I Trust 1.44%, 06/15/2050(4)(5)	199,853
	Morgan Stanley Capital Trust
13,396,178	0.34%, 09/15/2047(1)(4)(5)	39,683
2,605,000	3.47%, 08/11/2033(1)	2,657,061
885,000	5.25%, 07/15/2049(1)(4)	811,211
37,927	5.67%, 10/12/2052(1)(4)	9,482
2,165,000	MTRO Commercial Mortgage Trust 3.72%, 12/15/2033, 1 mo. USD LIBOR + 1.800%(1)(2)	2,164,994
1,385,000	Natixis Commercial Mortgage Securities Trust 2.91%, 10/15/2036(1)	1,383,103
3,014,217	Oaktown Re II Ltd. 3.37%, 07/25/2028, 1 mo. USD LIBOR + 1.550%(1)(2)	3,014,932
5,560,552	UBS Commercial Mortgage Trust 1.09%, 08/15/2050(4)(5)	361,688

The accompanying notes are an integral part of these financial statements.

146

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 24.6% - (continued)
	Commercial Mortgage - Backed Securities - 4.3% - (continued)
	UBS-Barclays Commercial Mortgage Trust
$920,000	2.85%, 12/10/2045	$937,286
2,215,000	3.09%, 08/10/2049	2,265,665
	Wells Fargo Commercial Mortgage Trust
10,807,931	1.14%, 05/15/2048(4)(5)	499,810
10,000	3.17%, 02/15/2048	10,440
255,000	4.10%, 05/15/2048(4)	259,313
	WF-RBS Commercial Mortgage Trust
1,709,311	1.22%, 03/15/2047(4)(5)	68,978
802,927	2.87%, 11/15/2045	819,974
1,490,000	3.00%, 08/15/2045	1,520,620
1,545,000	3.02%, 11/15/2047(1)	828,109
740,000	3.07%, 03/15/2045	759,894
350,000	3.35%, 05/15/2045	362,223
225,000	4.05%, 03/15/2047	241,299
1,070,000	4.15%, 08/15/2046(4)	1,144,460
345,000	5.00%, 06/15/2044(1)(4)	287,002
770,000	5.58%, 04/15/2045(1)(4)	813,021

		93,905,539

	Other ABS - 1.1%
5,070,410	Pretium Mortgage Credit Partners LLC 3.11%, 07/27/2059(1)(3)	5,065,684
5,529,516	Seasoned Credit Risk Transfer Trust 3.50%, 03/25/2058	5,820,700
	Vericrest Opportunity Loan Trust
2,094,420	3.35%, 08/25/2049(1)(3)	2,097,150
1,985,773	3.97%, 03/25/2049(1)(3)	1,996,660
2,393,885	VOLT LXIV LLC 3.38%, 10/25/2047(1)(3)	2,398,445
670,626	VOLT LXXI LLC 3.97%, 09/25/2048(1)(3)	674,052
5,200,000	VOLT LXXX LLC 3.23%, 10/25/2049(1)(3)	5,202,987

		23,255,678

	Whole Loan Collateral CMO - 10.6%
170,544	Adjustable Rate Mortgage Trust 2.36%, 11/25/2035, 1 mo. USD LIBOR + 0.540%(2)	170,169
	Alternative Loan Trust
426,193	2.14%, 11/25/2035, 1 mo. USD LIBOR + 0.320%(2)	392,797
1,701,008	2.36%, 01/25/2036, 1 mo. USD LIBOR + 0.540%(2)	1,676,695
1,087,438	3.74%, 08/25/2035, 12 mo. USD MTA + 1.350%(2)	991,486
303,325	5.75%, 05/25/2036	223,193
235,791	6.00%, 05/25/2036	191,067
156,317	6.00%, 12/25/2036	104,871
	Angel Oak Mortgage Trust LLC
6,098,168	2.93%, 05/25/2059(1)(4)	6,134,385
1,414,572	3.63%, 03/25/2049(1)(4)	1,429,957
	Banc of America Funding Trust
514,750	2.15%, 05/20/2047, 1 mo. USD LIBOR + 0.300%(2)	509,639
1,753,523	5.77%, 05/25/2037(4)	1,734,770
65,636	5.85%, 01/25/2037(3)	65,530
	Bear Stearns Adjustable Rate Mortgage Trust
322,900	4.11%, 02/25/2036(4)	287,443
424,633	4.27%, 10/25/2035, 12 mo. USD CMT + 2.300%(2)	437,932
1,656,207	Bear Stearns Alt-A Trust 2.32%, 01/25/2036, 1 mo. USD LIBOR + 0.500%(2)	1,895,654
559,750	Bear Stearns Mortgage Funding Trust 2.00%, 10/25/2036, 1 mo. USD LIBOR + 0.180%(2)	539,452

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 24.6% - (continued)
	Whole Loan Collateral CMO - 10.6% - (continued)
	Bellemeade Re Ltd.
$3,213,225	3.02%, 10/25/2028, 1 mo. USD LIBOR + 1.200%(1)(2)	$3,214,761
2,398,316	3.12%, 03/25/2029, 1 mo. USD LIBOR + 1.300%(1)(2)	2,400,169
7,495,000	3.31%, 10/25/2029, 1 mo. USD LIBOR + 1.400%(1)(2)	7,495,069
454,056	Chase Mortgage Finance Trust 4.22%, 12/25/2035(4)	457,476
	CHL Mortgage Pass-Through Trust
524,037	2.50%, 03/25/2035, 1 mo. USD LIBOR + 0.680%(2)	491,428
687,423	3.68%, 11/20/2035(4)	632,767
911,126	3.79%, 09/25/2047(4)	870,712
226,292	4.15%, 06/20/2035(4)	232,262
527,279	4.69%, 04/20/2036(4)	428,788
4,558,347	CIM Trust 3.00%, 04/25/2057(1)(4)	4,590,188
1,835,000	Citigroup Mortgage Loan Trust 3.23%, 11/25/2070(1)	1,834,992
1,915,000	Colombia Cent CLO Ltd. 3.09%, 10/25/2028, 3 mo. USD LIBOR + 1.150%(1)(2)	1,915,643
	COLT Mortgage Loan Trust
4,083,463	2.58%, 11/25/2049(1)(4)	4,089,157
3,639,525	2.76%, 08/25/2049(1)(4)	3,651,536
2,591,775	3.34%, 05/25/2049(1)(4)	2,638,052
811,498	Credit Suisse First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	786,312
	CSMC Trust
2,047,133	3.25%, 04/25/2047(1)(4)	2,061,936
2,856,491	4.13%, 07/25/2058(1)(4)	2,883,139
	Deephaven Residential Mortgage Trust
742,828	2.45%, 06/25/2047(1)(4)	742,088
6,480,203	2.96%, 07/25/2059(1)(4)	6,511,876
164,683	DSLA Mortgage Loan Trust 2.21%, 01/19/2045, 1 mo. USD LIBOR + 0.360%(2)	160,994
1,590,524	Fannie Mae Connecticut Avenue Securities 6.17%, 05/25/2029, 1 mo. USD LIBOR + 4.350%(2)	1,669,306
	GMACM Mortgage Loan Trust
371,223	3.94%, 09/19/2035(4)	372,117
76,737	4.18%, 04/19/2036(4)	71,883
	GSR Mortgage Loan Trust
2,236,275	2.12%, 01/25/2037, 1 mo. USD LIBOR + 0.300%(2)	896,871
142,493	4.28%, 10/25/2035(4)	116,701
1,252,698	4.36%, 01/25/2036(4)	1,274,779
	HarborView Mortgage Loan Trust
769,323	2.04%, 01/19/2038, 1 mo. USD LIBOR + 0.190%(2)	747,663
1,439,167	2.09%, 12/19/2036, 1 mo. USD LIBOR + 0.240%(2)	1,377,033
1,842,838	Home Re Ltd. 3.42%, 10/25/2028, 1 mo. USD LIBOR + 1.600%(1)	1,843,795
	IndyMac Index Mortgage Loan Trust
467,980	3.87%, 03/25/2036(4)	428,314
1,217,277	3.94%, 04/25/2037(4)	939,560
360,478	4.51%, 01/25/2036(4)	362,575
	JP Morgan Mortgage Trust
324,219	4.16%, 05/25/2036(4)	323,656
317,804	4.33%, 09/25/2035(4)	326,252
111,729	4.40%, 04/25/2037(4)	104,875
2,840,000	LCM XX L.P. 3.01%, 10/20/2027, 3 mo. USD LIBOR + 1.040%(1)(2)	2,845,459
514,421	Lehman XS Trust 2.03%, 07/25/2046, 1 mo. USD LIBOR + 0.210%(2)	514,410

The accompanying notes are an integral part of these financial statements.

147

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 24.6% - (continued)
	Whole Loan Collateral CMO - 10.6% - (continued)
	LSTAR Securities Investment Ltd.
$1,944,156	3.53%, 04/01/2024, 1 mo. USD LIBOR + 1.500%(1)(2)	$1,937,895
4,436,350	3.53%, 05/01/2024, 1 mo. USD LIBOR + 1.500%(1)(2)	4,430,296
	LSTAR Securities Investment Trust
654,772	3.53%, 04/01/2024, 1 mo. USD LIBOR + 1.500%(1)(2)	652,624
3,220,864	3.73%, 03/01/2024, 1 mo. USD LIBOR + 1.700%(1)(2)	3,210,530
2,519,015	Luminent Mortgage Trust 2.01%, 05/25/2046, 1 mo. USD LIBOR + 0.190%(2)	2,314,428
	MetLife Securitization Trust
1,709,100	3.00%, 04/25/2055(1)(4)	1,739,170
3,600,331	3.75%, 03/25/2057(1)(4)	3,765,020
954,363	MFA Trust 2.59%, 02/25/2057(1)(4)	949,539
3,547,397	Mill City Mortgage Loan Trust 2.75%, 01/25/2061(1)(4)	3,581,548
569,743	Morgan Stanley Mortgage Loan Trust 4.19%, 05/25/2036(4)	417,239
4,970,000	New Residential Advance Receivables Trust 2.33%, 10/15/2051(1)	4,974,577
4,686,239	New Residential Mortgage LLC 3.79%, 07/25/2054(1)	4,769,576
	New Residential Mortgage Loan Trust
2,197,727	2.49%, 09/25/2059(1)(4)	2,196,126
5,197,297	2.57%, 01/25/2048, 1 mo. USD LIBOR + 0.750%(1)(2)	5,184,313
3,893,040	3.32%, 06/25/2057, 1 mo. USD LIBOR + 1.500%(1)(2)	3,955,672
3,798,155	3.50%, 08/25/2059(1)(4)	3,888,572
2,913,113	3.75%, 11/26/2035(1)(4)	3,025,756
2,841,919	3.75%, 11/25/2056(1)(4)	2,964,162
6,375,028	3.75%, 11/25/2058(1)(4)	6,642,117
5,647,076	4.00%, 02/25/2057(1)(4)	5,926,968
5,619,185	4.00%, 03/25/2057(1)(4)	5,904,655
3,796,167	4.00%, 04/25/2057(1)(4)	3,964,929
3,666,569	4.00%, 05/25/2057(1)(4)	3,849,856
4,496,305	4.00%, 08/27/2057(1)	4,704,760
622,391	4.00%, 12/25/2057(1)	648,759
5,010,000	Oaktown Re III Ltd. 3.22%, 07/25/2029, 1 mo. USD LIBOR + 1.400%(1)(2)	5,017,456
703,718	OBX Trust 2.47%, 06/25/2057, 1 mo. USD LIBOR + 0.650%(1)(2)	700,779
	OZLM Ltd.
3,765,000	2.99%, 04/30/2027, 3 mo. USD LIBOR + 1.050%(1)(2)	3,759,319
1,120,000	3.01%, 07/17/2029, 3 mo. USD LIBOR + 1.010%(1)(2)	1,110,352
2,873,036	PMT Credit Risk Transfer Trust 4.05%, 03/27/2024, 1 mo. USD LIBOR + 2.000%(1)(2)	2,865,918
3,515,875	Radnor RE Ltd. 3.02%, 06/25/2029, 1 mo. USD LIBOR + 1.200%(1)(2)	3,513,707
1,035,870	RBSGC Mortgage Loan Trust 6.25%, 01/25/2037	1,030,474
	Residential Accredit Loans, Inc.
1,676,318	2.12%, 04/25/2036, 1 mo. USD LIBOR + 0.300%(2)	1,614,866
1,385,537	3.61%, 11/25/2037(4)	1,300,789
1,053,615	6.00%, 12/25/2035	1,037,072
731,343	Residential Asset Securitization Trust 5.50%, 06/25/2035	667,207
501,822	Residential Funding Mortgage Securities, Inc. 4.20%, 08/25/2035(4)	375,779

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 24.6% - (continued)
	Whole Loan Collateral CMO - 10.6% - (continued)
	Seasoned Credit Risk Transfer Trust
$1,827,292	3.50%, 11/25/2057	$1,943,939
4,833,314	3.50%, 07/25/2058	5,153,100
5,688,939	3.50%, 10/25/2058	6,003,665
663,855	TBW Mortgage-Backed Trust 6.00%, 07/25/2036	465,358
	Towd Point Mortgage Trust
2,118,777	2.25%, 04/25/2056(1)(4)	2,114,038
3,569,444	2.42%, 02/25/2057, 1 mo. USD LIBOR + 0.600%(1)(2)	3,561,125
1,870,387	2.75%, 08/25/2055(1)(4)	1,889,733
197,559	3.00%, 03/25/2054(1)(4)	198,438
	Vericrest Opportunity Loan Trust
4,523,152	3.18%, 10/25/2049(1)(3)	4,518,832
5,305,000	3.28%, 11/25/2049(1)(3)	5,304,830
	Verus Securitization Trust
4,897,920	2.78%, 07/25/2059(1)(3)	4,916,939
2,919,616	3.21%, 04/25/2059(1)(4)	2,943,379
	WaMu Mortgage Pass-Through Certificates Trust
460,382	3.27%, 10/25/2046, 12 mo. USD MTA + 0.880%(2)	438,723
386,050	3.37%, 07/25/2046, 12 mo. USD MTA + 0.980%(2)	378,438
965,595	3.73%, 06/25/2037(4)	921,963
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
1,141,401	2.42%, 07/25/2036, 1 mo. USD LIBOR + 0.600%(2)	763,578
596,043	3.22%, 11/25/2046, 12 mo. USD MTA + 0.830%(2)	561,511
29,513,457	Wells Fargo Commercial Mortgage Trust 1.13%, 09/15/2057(4)(5)	1,098,081
217,738	Wells Fargo Mortgage Backed Securities Trust 4.85%, 09/25/2036(4)	221,485

		231,079,594

	Total Asset & Commercial Mortgage Backed Securities (cost $533,523,438)	$537,564,533

CORPORATE BONDS - 25.3%
	Aerospace/Defense - 0.5%
1,930,000	Boeing Co. 3.25%, 02/01/2035	$2,021,951
	DAE Funding LLC
65,000	4.50%, 08/01/2022(1)	66,182
70,000	5.00%, 08/01/2024(1)	73,066
2,105,000	L3Harris Technologies, Inc. 3.85%, 06/15/2023(1)	2,222,970
1,147,000	Lockheed Martin Corp. 4.09%, 09/15/2052	1,336,236
	United Technologies Corp.
140,000	2.80%, 05/04/2024	144,243
1,255,000	3.65%, 08/16/2023	1,327,498
1,115,000	3.95%, 08/16/2025	1,220,190
1,135,000	4.45%, 11/16/2038	1,346,657
510,000	4.63%, 11/16/2048	643,715

		10,402,708

	Agriculture - 0.6%
	Altria Group, Inc.
650,000	2.63%, 09/16/2026	636,818
976,000	3.88%, 09/16/2046	904,546
735,000	4.40%, 02/14/2026	792,715
780,000	4.80%, 02/14/2029	856,305
1,320,000	5.38%, 01/31/2044	1,475,777
1,085,000	5.80%, 02/14/2039	1,247,450
665,000	5.95%, 02/14/2049	782,251

The accompanying notes are an integral part of these financial statements.

148

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 25.3% - (continued)
		Agriculture - 0.6% - (continued)
		BAT Capital Corp.
	$2,525,000	2.79%, 09/06/2024	$2,512,119
	3,055,000	4.39%, 08/15/2037	3,017,017

			12,224,998

		Auto Manufacturers - 0.4%
CAD	100,000	Daimler Canada Finance, Inc. 1.80%, 12/16/2019	75,903
	$315,000	Daimler Finance North America LLC 2.68%, 05/04/2020, 3 mo. USD LIBOR + 0.390%(1)(2)	315,181
	465,000	Ford Motor Co. 5.29%, 12/08/2046	429,641
		Ford Motor Credit Co. LLC
	200,000	3.01%, 01/09/2020, 3 mo. USD LIBOR + 1.000%(2)	200,175
	555,000	3.82%, 11/02/2027	528,163
	500,000	4.13%, 08/04/2025	498,315
	1,160,000	4.54%, 08/01/2026	1,168,447
	520,000	5.11%, 05/03/2029	526,578
		General Motors Co.
	1,395,000	5.20%, 04/01/2045	1,386,043
	750,000	5.95%, 04/01/2049	825,054
	965,000	6.25%, 10/02/2043	1,078,194
	720,000	6.75%, 04/01/2046	830,970
	500,000	General Motors Financial Co., Inc. 3.56%, 01/15/2020, 3 mo. USD LIBOR + 1.560%(2)	501,127
CAD	645,000	General Motors Financial of Canada Ltd. 3.08%, 05/22/2020(7)	491,838
	600,000	Toyota Credit Canada, Inc. 1.80%, 02/19/2020(7)	455,318
	100,000	VW Credit Canada, Inc. 2.47%, 03/30/2020, 3 mo. CDOR + 0.500%(2)	76,016

			9,386,963

		Auto Parts & Equipment - 0.0%
	$250,000	Adient Global Holdings Ltd. 4.88%, 08/15/2026(1)	196,875
	285,000	Goodyear Tire & Rubber Co. 5.00%, 05/31/2026(8)	294,619

			491,494

		Beverages - 0.7%
		Anheuser-Busch InBev Worldwide, Inc.
	2,008,000	3.75%, 07/15/2042	2,058,054
	1,395,000	4.60%, 04/15/2048	1,591,828
	1,770,000	4.75%, 04/15/2058	2,081,592
	4,590,000	5.45%, 01/23/2039	5,779,523
		Constellation Brands, Inc.
	815,000	2.65%, 11/07/2022	827,475
	415,000	4.40%, 11/15/2025	458,651
	2,040,000	Molson Coors Brewing Co. 3.00%, 07/15/2026	2,059,148
CAD	170,000	Molson Coors International L.P. 2.75%, 09/18/2020	129,286

			14,985,557

		Biotechnology - 0.1%
	$1,110,000	Amgen, Inc. 2.65%, 05/11/2022	1,128,148

		Chemicals - 0.7%
	1,460,000	Alpek S.A.B. de C.V. 4.25%, 09/18/2029(1)	1,487,010
	4,365,000	Braskem Netherlands Finance B.V. 4.50%, 01/31/2030(1)(6)	4,325,715
	225,000	Chemours Co. 5.38%, 05/15/2027	199,933
		DuPont de Nemours, Inc.
	200,000	2.87%, 11/15/2020, 3 mo. USD LIBOR + 0.710%(2)	200,916
	2,940,000	4.21%, 11/15/2023	3,149,979
		Methanex Corp.
	1,095,000	4.25%, 12/01/2024	1,114,562
	609,000	5.65%, 12/01/2044	578,572

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 25.3% - (continued)
		Chemicals - 0.7% - (continued)
	$285,000	Olin Corp. 5.13%, 09/15/2027	$293,222
	1,340,000	Sherwin-Williams Co. 2.95%, 08/15/2029	1,354,478
	1,810,000	Syngenta Finance N.V. 4.89%, 04/24/2025(1)	1,917,389

			14,621,776

		Commercial Banks - 7.0%
	1,400,000	Banco Bilbao Vizcaya Argentaria S.A. 6.13%, 11/16/2027, (6.13% fixed rate until 11/16/2027; 5 year USD Swap + 3.870% thereafter)(9)(10)	1,377,250
		Bank of America Corp.
	2,175,000	2.46%, 10/22/2025, (2.46% fixed rate until 10/22/2024; 3 mo. USD LIBOR + 0.870% thereafter)(10)	2,186,716
	3,470,000	3.19%, 07/23/2030, (3.19% fixed rate until 07/23/2029; 3 mo. USD LIBOR + 1.180% thereafter)(10)	3,583,187
	5,830,000	3.37%, 01/23/2026, (3.37% fixed rate until 01/23/2025; 3 mo. USD LIBOR + 0.810% thereafter)(10)	6,098,531
	3,750,000	3.71%, 04/24/2028, (3.71% fixed rate until 04/24/2027; 3 mo. USD LIBOR + 1.512% thereafter)(10)	4,009,816
	1,070,000	3.86%, 07/23/2024, (3.86% fixed rate until 07/23/2023; 3 mo. USD LIBOR + 0.940% thereafter)(10)	1,129,795
	1,540,000	3.97%, 02/07/2030, (3.97% fixed rate until 02/07/2029; 3 mo. USD LIBOR + 1.210% thereafter)(10)	1,680,530
	885,000	4.00%, 01/22/2025	943,958
	2,190,000	4.20%, 08/26/2024	2,357,834
	2,485,000	7.75%, 05/14/2038	3,831,687
	365,000	Bank of China Hong Kong Ltd. 5.55%, 02/11/2020(7)	367,550
	805,000	Bank of China Ltd. 2.95%, 02/14/2020, 3 mo. USD LIBOR + 0.770%(2)(7)	805,376
	3,440,000	Bank of New York Mellon Corp. 2.10%, 10/24/2024	3,453,599
AUD	7,015,000	BNG Bank N.V. 1.90%, 11/26/2025(7)	4,951,494
EUR	200,000	Caixa Geral de Depositos S.A. 10.75%, 03/30/2022, (10.8% fixed rate until 03/30/2022; 5 year EUR Swap + 10.925% thereafter)(7)(9)(10)	260,689
		Capital One Financial Corp.
	$200,000	2.94%, 05/12/2020, 3 mo. USD LIBOR + 0.760%(2)	200,540
	1,490,000	3.90%, 01/29/2024	1,580,566
	270,000	Citibank NA 2.23%, 05/01/2020, 3 mo. USD LIBOR + 0.320%(2)	270,331
		Citigroup, Inc.
	4,270,000	2.31%, 11/04/2022, (2.31% fixed rate until 11/04/2021; 3 mo. SOFRRATE + 0.867% thereafter)(6)(10)	4,282,298
	450,000	2.70%, 10/27/2022	457,471
	1,385,000	3.20%, 10/21/2026	1,436,408
	2,680,000	3.22%, 05/17/2024, 3 mo. USD LIBOR + 1.100%(2)	2,713,086
	2,500,000	3.35%, 04/24/2025, (3.35% fixed rate until 04/24/2024; 3 mo. USD LIBOR + 0.897% thereafter)(10)	2,600,899
	1,010,000	3.52%, 10/27/2028, (3.52% fixed rate until 10/27/2027; 3 mo. USD LIBOR + 1.151% thereafter)(10)	1,063,222
	4,550,000	3.98%, 03/20/2030, (3.98% fixed rate until 03/20/2029; 3 mo. USD LIBOR + 1.338% thereafter)(10)	4,959,971

The accompanying notes are an integral part of these financial statements.

149

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 25.3% - (continued)
		Commercial Banks - 7.0% - (continued)
	$835,000	4.08%, 04/23/2029, (4.08% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.192% thereafter)(10)	$914,702
	880,000	4.45%, 09/29/2027	968,160
	4,615,000	Credit Suisse Group AG 6.25%, 12/18/2024, (6.25% fixed rate until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(1)(9)(10)	4,920,744
	360,000	Credit Suisse Group Funding Guernsey Ltd. 4.29%, 04/16/2021, 3 mo. USD LIBOR + 2.290%(2)	369,522
		Danske Bank A/S
	1,615,000	5.00%, 01/12/2022(1)	1,701,548
	1,685,000	5.38%, 01/12/2024(1)	1,857,021
	1,635,000	Fifth Third Bancorp 2.38%, 01/28/2025	1,642,679
	200,000	Goldman Sachs Bank USA 2.59%, 05/24/2021, 3 mo. SOFRRATE + 0.600%(2)	200,202
		Goldman Sachs Group, Inc.
	1,660,000	2.88%, 10/31/2022, (2.88% fixed rate until 10/31/2021; 3 mo. USD LIBOR + 0.821% thereafter)(10)	1,682,676
	2,720,000	2.91%, 07/24/2023, (2.91% fixed rate until 07/24/2022; 3 mo. USD LIBOR + 0.990% thereafter)(10)	2,761,707
	500,000	2.93%, 12/13/2019, 3 mo. USD LIBOR + 0.800%(2)	500,474
	4,110,000	3.81%, 04/23/2029, (3.81% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.158% thereafter)(10)	4,362,715
	1,165,000	4.02%, 10/31/2038, (4.02% fixed rate until 10/31/2037; 3 mo. USD LIBOR + 1.373% thereafter)(10)	1,257,802
	1,495,000	4.22%, 05/01/2029, (4.22% fixed rate until 05/01/2028; 3 mo. USD LIBOR + 1.301% thereafter)(10)	1,633,818
	165,000	6.25%, 02/01/2041	231,163
	1,005,000	6.75%, 10/01/2037	1,367,480
CAD	500,000	HSBC Bank Canada 2.94%, 01/14/2020	380,339
		HSBC Holdings plc
	$1,125,000	2.95%, 05/25/2021	1,140,330
	1,360,000	3.40%, 03/08/2021	1,383,513
	1,125,000	3.60%, 05/25/2023	1,175,065
	1,235,000	4.58%, 06/19/2029, (4.58% fixed rate until 06/19/2028; 3 mo. USD LIBOR + 1.535% thereafter)(10)	1,381,607
		Industrial & Commercial Bank of China Ltd.
	200,000	2.77%, 10/12/2020, 3 mo. USD LIBOR + 0.770%(2)(7)	200,290
	250,000	2.92%, 05/23/2020, 3 mo. USD LIBOR + 0.770%(2)(7)	250,267
		JP Morgan Chase & Co.
	3,765,000	3.22%, 03/01/2025, (3.22% fixed rate until 03/01/2024; 3 mo. USD LIBOR + 1.155% thereafter)(10)	3,902,911
	1,785,000	3.51%, 01/23/2029, (3.51% fixed rate until 01/23/2028; 3 mo. USD LIBOR + 0.945% thereafter)(10)	1,884,516
	2,290,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD LIBOR + 1.160% thereafter)(10)	2,463,417
	1,570,000	3.80%, 07/23/2024, (3.80% fixed rate until 07/23/2023; 3 mo. USD LIBOR + 0.890% thereafter)(10)	1,660,583
	1,285,000	4.01%, 04/23/2029, (4.01% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.120% thereafter)(10)	1,403,257

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 25.3% - (continued)
		Commercial Banks - 7.0% - (continued)
	$4,305,000	JP Morgan Chase & Co.. 3.96%, 01/29/2027, (3.96% fixed rate until 01/29/2026; 3 mo. USD LIBOR + 1.245% thereafter)(10)	$4,660,308
	1,745,000	KeyCorp. 2.55%, 10/01/2029	1,708,037
GBP	695,000	Metro Bank plc 5.50%, 06/26/2028, (5.50% fixed rate until 06/26/2023; GUKG5 + 4.458% thereafter)(7)(10)	700,859
		Morgan Stanley
	$1,030,000	2.63%, 11/17/2021	1,041,690
	3,135,000	2.75%, 05/19/2022	3,183,424
	4,315,000	3.59%, 07/22/2028, (3.59% fixed rate until 07/22/2027; 3 mo. USD LIBOR + 1.340% thereafter)(10)	4,553,661
	635,000	3.63%, 01/20/2027	677,149
	1,515,000	3.95%, 04/23/2027	1,613,902
	2,710,000	4.00%, 07/23/2025	2,939,004
	595,000	PNC Bank NA 2.70%, 10/22/2029	597,145
	2,725,000	PNC Financial Services Group, Inc. 2.20%, 11/01/2024(6)	2,738,834
	2,090,000	Royal Bank of Canada 2.55%, 07/16/2024	2,122,190
	1,375,000	Santander Holdings USA, Inc. 3.70%, 03/28/2022	1,413,496
	2,145,000	State Street Corp. 2.35%, 11/01/2025, (2.35% fixed rate until 11/01/2024; 3 mo. SOFR + 0.940% thereafter)(6)(10)	2,159,168
	1,620,000	UBS Group Funding Switzerland AG 2.65%, 02/01/2022(1)	1,639,625
	2,275,000	UniCredit S.p.A. 6.57%, 01/14/2022(1)	2,449,251
		Wells Fargo & Co.
	5,390,000	2.41%, 10/30/2025, (2.41% fixed rate until 10/30/2024; 3 mo. USD LIBOR + 0.825% thereafter)(10)	5,394,559
	1,615,000	2.63%, 07/22/2022	1,636,838
	1,190,000	3.00%, 04/22/2026	1,223,544
	955,000	3.00%, 10/23/2026	981,318
	2,805,000	3.07%, 01/24/2023	2,860,036
	2,975,000	3.58%, 05/22/2028, (3.58% fixed rate until 05/22/2027; 3 mo. USD LIBOR + 1.310% thereafter)(10)	3,153,374
	2,715,000	3.75%, 01/24/2024	2,872,928
	580,000	4.90%, 11/17/2045	701,795
	410,000	5.61%, 01/15/2044	536,769

			153,760,216

		Commercial Services - 0.3%
	210,000	Ashtead Capital, Inc. 4.13%, 08/15/2025(1)	214,200
	610,000	Global Payments, Inc. 3.20%, 08/15/2029	620,827
	4,410,000	IHS Markit Ltd. 4.13%, 08/01/2023	4,658,415
	470,000	Service Corp. International 5.13%, 06/01/2029	500,550
	265,000	United Rentals North America, Inc. 5.50%, 07/15/2025	275,256

			6,269,248

		Construction Materials - 0.0%
		Standard Industries, Inc.
	145,000	5.00%, 02/15/2027(1)	151,344
	255,000	5.38%, 11/15/2024(1)	262,344
	435,000	6.00%, 10/15/2025(1)	456,750

			870,438

		Diversified Financial Services - 0.0%
		Navient Corp.
	100,000	5.88%, 03/25/2021	103,752
	70,000	5.88%, 10/25/2024	72,100
	275,000	6.63%, 07/26/2021	290,469
	270,000	7.25%, 01/25/2022	292,869
	90,000	7.25%, 09/25/2023	98,323

			857,513

The accompanying notes are an integral part of these financial statements.

150

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 25.3% - (continued)
Electric - 1.8%
$417,000	AES Corp. 4.88%, 05/15/2023	$423,672
950,000	Berkshire Hathaway Energy Co. 3.25%, 04/15/2028	1,007,361
	Cleco Corporate Holdings LLC
1,105,000	3.38%, 09/15/2029(1)	1,103,308
70,000	4.97%, 05/01/2046	79,773
	Commonwealth Edison Co.
1,335,000	3.65%, 06/15/2046	1,457,022
360,000	4.00%, 03/01/2048	414,845
365,000	Connecticut Light & Power Co. 4.00%, 04/01/2048	429,087
400,000	Dominion Energy South Carolina, Inc. 5.10%, 06/01/2065	531,923
575,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	664,193
1,595,000	Duke Energy Florida LLC 3.40%, 10/01/2046	1,642,014
1,215,000	Duke Energy Indiana LLC 3.25%, 10/01/2049	1,222,612
1,435,000	Duke Energy Progress LLC 4.38%, 03/30/2044	1,695,484
	Evergy, Inc.
710,000	2.45%, 09/15/2024	714,192
1,010,000	2.90%, 09/15/2029	1,015,589
	Exelon Corp.
370,000	2.45%, 04/15/2021	372,412
1,880,000	2.85%, 06/15/2020	1,888,471
2,095,000	3.95%, 06/15/2025	2,269,177
350,000	Florida Power & Light Co. 3.99%, 03/01/2049	411,016
520,000	Fortis, Inc. 2.10%, 10/04/2021	519,624
	Georgia Power Co.
3,407,000	2.00%, 09/08/2020	3,409,765
1,590,000	4.30%, 03/15/2042	1,746,505
1,230,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024	1,277,241
	MidAmerican Energy Co.
900,000	3.15%, 04/15/2050	924,602
370,000	3.65%, 08/01/2048	410,834
2,390,000	NextEra Energy Capital Holdings, Inc. 3.15%, 04/01/2024	2,484,146
385,000	Northern States Power Co. 2.90%, 03/01/2050	374,501
725,000	Oglethorpe Power Corp. 5.05%, 10/01/2048	877,529
	Oncor Electric Delivery Co. LLC
350,000	3.10%, 09/15/2049(1)	351,042
495,000	5.75%, 03/15/2029	628,583
350,000	PacifiCorp. 4.15%, 02/15/2050	414,740
385,000	Public Service Electric & Gas Co. 3.80%, 03/01/2046	435,619
1,630,000	Public Service Enterprise Group, Inc. 2.88%, 06/15/2024	1,672,902
1,925,000	Puget Energy, Inc. 3.65%, 05/15/2025	2,002,967
155,000	Sempra Energy 4.00%, 02/01/2048	162,315
	Southern California Edison Co.
1,320,000	2.85%, 08/01/2029(8)	1,322,563
506,000	4.00%, 04/01/2047	531,934
299,000	4.13%, 03/01/2048	319,916
	Southern Co.
490,000	2.95%, 07/01/2023	501,973
1,520,000	3.25%, 07/01/2026	1,586,695
30,000	4.40%, 07/01/2046	33,827
370,000	Union Electric Co. 4.00%, 04/01/2048	423,560

		39,755,534

	Engineering & Construction - 0.6%
2,095,000	Fluor Corp. 4.25%, 09/15/2028	2,073,768
3,620,000	International Airport Finance S.A. 12.00%, 03/15/2033(1)(8)	3,904,170
	SBA Tower Trust
4,130,000	3.17%, 04/09/2047(1)	4,184,784
2,040,000	3.45%, 03/15/2048(1)	2,104,198

		12,266,920

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 25.3% - (continued)
	Entertainment - 0.1%
$1,080,000	GLP Capital L.P. / GLP Financing II, Inc. 5.30%, 01/15/2029	$1,194,037
	WMG Acquisition Corp.
425,000	4.88%, 11/01/2024(1)	439,875
185,000	5.00%, 08/01/2023(1)	189,625

		1,823,537

	Environmental Control - 0.1%
	Clean Harbors, Inc.
123,000	4.88%, 07/15/2027(1)	128,220
105,000	5.13%, 07/15/2029(1)	111,825
	Waste Management, Inc.
1,035,000	3.20%, 06/15/2026	1,097,928
410,000	3.45%, 06/15/2029	443,977
280,000	4.15%, 07/15/2049	324,974

		2,106,924

	Food - 0.3%
	Conagra Brands, Inc.
635,000	2.70%, 10/22/2020, 3 mo. USD LIBOR + 0.750%(2)	635,051
655,000	4.30%, 05/01/2024	702,752
240,000	4.60%, 11/01/2025	266,314
4,710,000	NBM U.S. Holdings, Inc. 7.00%, 05/14/2026(1)	4,994,955
285,000	TreeHouse Foods, Inc. 6.00%, 02/15/2024(1)	295,687

		6,894,759

	Food Service - 0.0%
580,000	Aramark Services, Inc. 5.00%, 02/01/2028(1)	606,100

	Forest Products & Paper - 0.2%
3,690,000	Suzano Austria GmbH 5.00%, 01/15/2030	3,798,855

	Gas - 0.1%
	AmeriGas Partners L.P. / AmeriGas Finance Corp.
40,000	5.63%, 05/20/2024	43,100
365,000	5.88%, 08/20/2026	404,238
	Sempra Energy
1,260,000	2.40%, 02/01/2020	1,260,604
1,340,000	3.40%, 02/01/2028	1,371,362

		3,079,304

	Healthcare - Products - 0.3%
1,120,000	Alcon Finance Corp. 3.00%, 09/23/2029(1)	1,143,025
3,425,000	Becton Dickinson and Co. 3.36%, 06/06/2024	3,587,522
1,315,000	Boston Scientific Corp. 4.00%, 03/01/2028	1,465,877
125,000	Hill-Rom Holdings, Inc. 4.38%, 09/15/2027(1)	128,750
190,000	Thermo Fisher Scientific, Inc. 3.00%, 04/15/2023	196,079

		6,521,253

	Healthcare - Services - 0.7%
590,000	Aetna, Inc. 2.80%, 06/15/2023	599,103
	Anthem, Inc.
1,800,000	2.88%, 09/15/2029	1,782,851
1,895,000	3.50%, 08/15/2024	1,993,237
355,000	4.38%, 12/01/2047	380,589
320,000	4.63%, 05/15/2042	352,937
	CHS/Community Health Systems, Inc.
480,000	5.13%, 08/01/2021	478,800
75,000	6.25%, 03/31/2023	73,078
1,130,000	CommonSpirit Health 3.35%, 10/01/2029	1,138,769
2,075,000	HCA, Inc. 4.13%, 06/15/2029	2,198,265
	UnitedHealth Group, Inc.
1,335,000	2.38%, 08/15/2024	1,353,093
1,280,000	2.88%, 08/15/2029	1,315,811
790,000	3.50%, 08/15/2039	825,757
780,000	3.70%, 12/15/2025	846,011

The accompanying notes are an integral part of these financial statements.

151

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 25.3% - (continued)
		Healthcare - Services - 0.7% - (continued)
	$330,000	3.70%, 08/15/2049	$347,335
	187,000	3.75%, 07/15/2025	202,765
	535,000	4.75%, 07/15/2045	653,569

			14,541,970

		Home Builders - 0.1%
	530,000	Lennar Corp. 4.75%, 11/29/2027	572,400
	285,000	PulteGroup, Inc. 5.50%, 03/01/2026	319,271
	475,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	513,000

			1,404,671

		Insurance - 0.4%
	660,000	CNO Financial Group, Inc. 5.25%, 05/30/2025	722,700
		Genworth Holdings, Inc.
	10,000	4.80%, 02/15/2024	9,275
	350,000	4.90%, 08/15/2023	329,525
	15,000	7.63%, 09/24/2021	15,562
		Marsh & McLennan Cos., Inc.
	1,275,000	3.88%, 03/15/2024	1,361,315
	815,000	4.38%, 03/15/2029	929,907
	1,025,000	4.75%, 03/15/2039	1,243,893
	282,000	Massachusetts Mutual Life Insurance Co. 3.73%, 10/15/2070(1)	279,150
	380,000	MGIC Investment Corp. 5.75%, 08/15/2023	417,525
		Unum Group
	595,000	4.00%, 06/15/2029	625,457
	595,000	4.50%, 12/15/2049	574,021
		Willis North America, Inc.
	720,000	2.95%, 09/15/2029	716,451
	795,000	3.60%, 05/15/2024	832,032

	8,056,813

		Internet - 0.5%
		Alibaba Group Holding Ltd.
	2,680,000	3.40%, 12/06/2027	2,783,613
	815,000	4.00%, 12/06/2037	879,632
	640,000	4.20%, 12/06/2047	723,905
	2,030,000	Amazon.com, Inc. 3.88%, 08/22/2037	2,308,231
	140,000	Symantec Corp. 5.00%, 04/15/2025(1)	143,567
		Tencent Holdings Ltd.
	1,105,000	3.60%, 01/19/2028(1)	1,151,372
	2,665,000	3.98%, 04/11/2029(1)	2,868,125

			10,858,445

		Iron/Steel - 0.2%
	285,000	Commercial Metals Co. 5.38%, 07/15/2027	292,482
		Metinvest B.V.
EUR	1,985,000	5.63%, 06/17/2025(1)	2,197,487
	$2,505,000	7.75%, 10/17/2029(1)	2,476,443
	200,000	Steel Dynamics, Inc. 5.50%, 10/01/2024	206,056

			5,172,468

		IT Services - 0.7%
		Apple, Inc.
	5,325,000	2.20%, 09/11/2029	5,237,357
	505,000	3.45%, 02/09/2045	535,596
	355,000	4.38%, 05/13/2045	429,616
	175,000	Hewlett Packard Enterprise Co. 6.35%, 10/15/2045	207,951
	250,000	IBM Credit LLC 2.59%, 11/30/2020, 3 mo. USD LIBOR + 0.47%(2)	251,056
		International Business Machines Corp.
	1,800,000	3.00%, 05/15/2024	1,869,346
	3,275,000	3.30%, 05/15/2026	3,464,910
	2,900,000	3.50%, 05/15/2029	3,117,355

			15,113,187

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 25.3% - (continued)
	Leisure Time - 0.0%
$135,000	VOC Escrow Ltd. 5.00%, 02/15/2028(1)	$140,400

	Lodging - 0.1%
230,000	Hilton Domestic Operating Co., Inc. 5.13%, 05/01/2026	241,500
910,000	Las Vegas Sands Corp. 3.50%, 08/18/2026	927,497
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
50,000	5.25%, 05/15/2027(1)	52,125
75,000	5.50%, 03/01/2025(1)	79,687

		1,300,809

	Machinery - Construction & Mining - 0.0%
145,000	BWX Technologies, Inc. 5.38%, 07/15/2026(1)	153,562

	Media - 1.5%
	CBS Corp.
865,000	3.70%, 06/01/2028	905,651
960,000	4.20%, 06/01/2029	1,041,677
	CCO Holdings LLC / CCO Holdings Capital Corp.
30,000	5.13%, 05/01/2027(1)	31,613
170,000	5.75%, 02/15/2026(1)	179,520
	Charter Communications Operating LLC / Charter Communications Operating Capital
665,000	4.80%, 03/01/2050	680,726
1,225,000	5.13%, 07/01/2049	1,308,654
465,000	5.75%, 04/01/2048	534,444
1,395,000	6.48%, 10/23/2045	1,715,471
	Comcast Corp.
600,000	2.35%, 01/15/2027	601,666
545,000	3.20%, 07/15/2036	553,732
2,055,000	3.25%, 11/01/2039(6)	2,083,392
570,000	3.95%, 10/15/2025	624,839
40,000	4.05%, 11/01/2052	44,510
650,000	4.15%, 10/15/2028	734,228
860,000	4.25%, 10/15/2030	987,714
630,000	4.60%, 10/15/2038	748,578
280,000	4.65%, 07/15/2042	334,276
430,000	4.95%, 10/15/2058	555,446
	Cox Communications, Inc.
4,245,000	3.15%, 08/15/2024(1)	4,390,027
462,000	4.80%, 02/01/2035(1)	504,255
310,000	CSC Holdings LLC 5.50%, 04/15/2027(1)	328,603
	Discovery Communications LLC
250,000	2.80%, 06/15/2020	251,073
948,000	3.80%, 03/13/2024	995,849
2,000	3.95%, 06/15/2025	2,115
1,065,000	5.00%, 09/20/2037	1,156,537
1,570,000	6.35%, 06/01/2040	1,915,505
505,000	DISH DBS Corp. 5.88%, 11/15/2024	506,262
2,230,000	Fox Corp. 4.03%, 01/25/2024(1)	2,383,153
1,104,000	NBCUniversal Media LLC 5.95%, 04/01/2041	1,521,799
1,287,000	Time Warner Cable LLC 4.50%, 09/15/2042	1,288,072
1,910,000	Time Warner Entertainment Co. L.P. 8.38%, 07/15/2033	2,650,565
	Viacom, Inc.
1,480,000	4.25%, 09/01/2023	1,573,723
45,000	5.88%, 02/28/2057, (5.88% fixed rate until 02/28/2022; 3 mo. USD LIBOR + 3.895% thereafter)(10)	46,744
50,000	6.25%, 02/28/2057, (6.25% fixed rate until 02/28/2027; 3 mo. USD LIBOR + 3.899% thereafter)(10)	54,500
	Videotron Ltd.
70,000	5.13%, 04/15/2027(1)	74,375
480,000	5.38%, 06/15/2024(1)	521,400

		33,830,694

The accompanying notes are an integral part of these financial statements.

152

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 25.3% - (continued)
		Mining - 0.2%
		Anglo American Capital plc
	$680,000	4.50%, 03/15/2028(1)(8)	$724,002
	970,000	4.75%, 04/10/2027(1)	1,053,007
	1,710,000	4.88%, 05/14/2025(1)	1,857,181
	460,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	478,400

			4,112,590

		Miscellaneous Manufacturing - 0.0%
	810,000	Ingersoll-Rand Global Holding Co., Ltd. 2.90%, 02/21/2021	817,760

		Office/Business Equipment - 0.0%
	85,000	CDW LLC / CDW Finance Corp. 4.25%, 04/01/2028	87,984

		Oil & Gas - 1.4%
	150,000	Aker BP ASA 5.88%, 03/31/2025(1)	158,625
		Canadian Natural Resources Ltd.
CAD	450,000	2.05%, 06/01/2020	341,554
	1,000,000	2.60%, 12/03/2019	759,555
	520,000	2.89%, 08/14/2020	397,030
	$955,000	Cimarex Energy Co. 4.38%, 03/15/2029	995,398
	1,775,000	Continental Resources, Inc. 4.38%, 01/15/2028	1,829,026
	800,000	EnCana Corp. 3.90%, 11/15/2021	821,103
		Hess Corp.
	180,000	5.60%, 02/15/2041	201,770
	76,000	6.00%, 01/15/2040	86,538
	2,121,000	7.13%, 03/15/2033	2,621,726
	1,010,000	7.30%, 08/15/2031	1,272,581
	1,117,000	Marathon Oil Corp. 3.85%, 06/01/2025	1,173,186
	2,075,000	Medco Oak Tree Pte Ltd. 7.38%, 05/14/2026(1)	2,112,447
	290,000	MEG Energy Corp. 6.50%, 01/15/2025(1)	301,600
	140,000	Nabors Industries, Inc. 4.63%, 09/15/2021	129,850
	1,670,000	Noble Energy, Inc. 5.05%, 11/15/2044	1,766,607
		Occidental Petroleum Corp.
	895,000	3.50%, 08/15/2029	906,877
	1,445,000	6.95%, 07/01/2024	1,701,009
		Petroleos Mexicanos
	1,465,000	6.63%, 06/15/2035	1,492,176
	3,860,000	6.84%, 01/23/2030(1)	4,120,550
	395,000	7.69%, 01/23/2050(1)	429,223
	285,000	QEP Resources, Inc. 5.25%, 05/01/2023	270,750
	1,929,000	Saudi Arabian Oil Co. 2.88%, 04/16/2024(1)	1,958,463
		SM Energy Co.
	130,000	6.13%, 11/15/2022	123,825
	140,000	6.75%, 09/15/2026	120,050
	290,000	Sunoco L.P. / Sunoco Finance Corp. 5.50%, 02/15/2026	299,816
	1,870,000	Tullow Oil plc 7.00%, 03/01/2025(1)	1,928,437
		Valero Energy Corp.
	720,000	4.00%, 04/01/2029	769,522
	400,000	4.35%, 06/01/2028	435,488
	455,000	WPX Energy, Inc. 5.25%, 09/15/2024	459,550
ARS	81,010,352	YPF S.A. 16.50%, 05/09/2022(1)	462,352

			30,446,684

		Packaging & Containers - 0.1%
	$200,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.13%, 08/15/2026(1)	202,190
	620,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	654,875
	265,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023(1)	271,877

			1,128,942

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 25.3% - (continued)
		Pharmaceuticals - 1.1%
	$1,020,000	Allergan Finance LLC 4.63%, 10/01/2042	$1,065,923
		Bausch Health Cos., Inc.
	245,000	6.50%, 03/15/2022(1)	252,044
	95,000	7.00%, 03/15/2024(1)	99,387
	77,000	Baxalta, Inc. 3.60%, 06/23/2022	79,115
	2,580,000	Bayer U.S. Finance LLC 4.25%, 12/15/2025(1)	2,774,832
	1,255,000	Bristol-Myers Squibb Co. 3.40%, 07/26/2029(1)	1,349,861
		Cigna Corp.
	450,000	2.49%, 03/17/2020, 3 mo. USD LIBOR + 0.350%(2)	450,165
	5,230,000	4.38%, 10/15/2028	5,743,928
		CVS Health Corp.
	1,860,000	5.05%, 03/25/2048	2,143,894
	1,420,000	5.13%, 07/20/2045	1,636,776
	2,315,000	GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	2,498,608
	145,000	Mylan N.V. 5.25%, 06/15/2046	155,492
	1,170,000	Mylan, Inc. 4.55%, 04/15/2028	1,253,207
	1,450,000	Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	1,459,027
	2,820,000	Teva Pharmaceutical Finance Netherlands B.V. 3.15%, 10/01/2026	2,122,050

			23,084,309

		Pipelines - 1.1%
	270,000	Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025	299,387
	55,000	Cheniere Energy Partners L.P. 4.50%, 10/01/2029(1)	56,031
		DCP Midstream Operating L.P.
	100,000	3.88%, 03/15/2023	101,000
	200,000	4.95%, 04/01/2022	206,520
	70,000	5.60%, 04/01/2044	66,171
CAD	760,000	Enbridge, Inc. 4.53%, 03/09/2020	581,682
		Energy Transfer Operating L.P.
	$855,000	4.50%, 04/15/2024	912,799
	1,420,000	5.25%, 04/15/2029	1,597,197
	350,000	5.50%, 06/01/2027	392,954
	330,000	6.25%, 04/15/2049	394,111
	1,395,000	Enterprise Products Operating LLC 3.13%, 07/31/2029	1,432,219
		EQM Midstream Partners L.P.
	1,174,000	4.13%, 12/01/2026	1,071,131
	110,000	4.75%, 07/15/2023	108,848
	1,185,000	5.50%, 07/15/2028	1,155,777
		MPLX L.P.
	70,000	3.00%, 09/09/2021, 3 mo. USD LIBOR + 0.900%(2)	70,281
	1,240,000	4.25%, 12/01/2027(1)	1,303,944
	955,000	4.70%, 04/15/2048	972,868
	265,000	5.20%, 03/01/2047	284,322
	230,000	5.20%, 12/01/2047(1)	245,852
	155,000	6.25%, 10/15/2022(1)	157,791
	790,000	ONEOK, Inc. 3.40%, 09/01/2029	786,148
	610,000	Phillips 66 Partners L.P. 3.15%, 12/15/2029	602,619
		Sabine Pass Liquefaction LLC
	595,000	4.20%, 03/15/2028	627,709
	290,000	5.63%, 03/01/2025	325,411
		Sunoco Logistics Partners Operations L.P.
	1,205,000	4.00%, 10/01/2027	1,246,918
	165,000	5.30%, 04/01/2044	175,062
	665,000	Texas Eastern Transmission L.P. 3.50%, 01/15/2028(1)	692,046
		TransCanada PipeLines Ltd.
	1,670,000	4.63%, 03/01/2034	1,906,351
	445,000	4.75%, 05/15/2038	503,808
	180,000	6.10%, 06/01/2040	232,478
	1,585,000	Valero Energy Partners L.P. 4.50%, 03/15/2028	1,737,209

The accompanying notes are an integral part of these financial statements.

153

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 25.3% - (continued)
		Pipelines - 1.1% - (continued)
		Western Midstream Operating L.P.
	$2,240,000	4.50%, 03/01/2028	$2,137,138
	1,040,000	4.75%, 08/15/2028	1,008,651
	1,095,000	Williams Cos., Inc. 5.10%, 09/15/2045	1,201,216

			24,593,649

		Real Estate Investment Trusts - 0.1%
		Equinix, Inc.
	95,000	5.38%, 04/01/2023	97,038
	290,000	5.88%, 01/15/2026	308,038
	2,245,000	SBA Tower Trust 2.84%, 01/15/2025(1)	2,267,318

			2,672,394

		Retail - 0.3%
	150,000	1011778 BC ULC / New Red Finance, Inc. 4.25%, 05/15/2024(1)	153,937
CAD	170,000	Alimentation Couche-Tard, Inc. 3.32%, 11/01/2019	129,075
	$265,000	Dollar Tree, Inc. 2.70%, 04/17/2020, 3 mo. USD LIBOR + 0.700%(2)	265,040
		Lowe’s Cos., Inc.
	2,660,000	3.38%, 09/15/2025	2,818,286
	210,000	3.70%, 04/15/2046	212,565
	1,495,000	McDonald’s Corp. 3.35%, 04/01/2023	1,562,548
	285,000	Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.88%, 03/01/2027	294,975
	435,000	United Rentals North America, Inc. 4.88%, 01/15/2028	449,137
	195,000	William Carter Co. 5.63%, 03/15/2027(1)	208,650

			6,094,213

		Semiconductors - 0.6%
	4,960,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.88%, 01/15/2027	5,008,594
	1,500,000	Broadcom, Inc. 4.75%, 04/15/2029(1)	1,589,981
	250,000	Entegris, Inc. 4.63%, 02/10/2026(1)	257,382
	840,000	Intel Corp. 4.10%, 05/19/2046	978,774
	1,415,000	Micron Technology, Inc. 4.98%, 02/06/2026	1,537,853
	2,695,000	NXP B.V. / NXP Funding LLC 4.88%, 03/01/2024(1)	2,928,501
	230,000	Qorvo, Inc. 5.50%, 07/15/2026	245,520
	300,000	Sensata Technologies B.V. 5.00%, 10/01/2025(1)	323,310
	211,000	Sensata Technologies UK Financing Co. plc 6.25%, 02/15/2026(1)	225,638

			13,095,553

		Software - 0.3%
		CDK Global, Inc.
	150,000	4.88%, 06/01/2027	158,063
	30,000	5.88%, 06/15/2026	32,100
	490,000	Fidelity National Information Services, Inc. 4.25%, 05/15/2028	545,807
	1,560,000	Fiserv, Inc. 3.20%, 07/01/2026	1,629,919
		Microsoft Corp.
	145,000	3.30%, 02/06/2027	156,958
	830,000	3.70%, 08/08/2046	944,503
	1,025,000	3.95%, 08/08/2056	1,213,292
		MSCI, Inc.
	360,000	5.25%, 11/15/2024(1)	369,900
	65,000	5.75%, 08/15/2025(1)	68,169
	255,000	Open Text Corp. 5.88%, 06/01/2026(1)	271,894
	740,000	Oracle Corp. 4.00%, 11/15/2047	829,463
	250,000	Western Digital Corp. 4.75%, 02/15/2026	255,475

			6,475,543

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 25.3% - (continued)
		Telecommunications - 1.8%
		AT&T, Inc.
	$335,000	2.65%, 01/15/2020, 3 mo. USD LIBOR + 0.650%(2)	$335,453
	185,000	2.89%, 06/01/2021, 3 mo. USD LIBOR + 0.750%(2)	185,816
	1,760,000	3.80%, 02/15/2027	1,887,738
	3,121,000	4.30%, 02/15/2030	3,432,633
	1,845,000	4.35%, 03/01/2029	2,039,928
	600,000	4.35%, 06/15/2045	635,514
	1,160,000	4.50%, 05/15/2035	1,279,647
	4,500,000	GTP Acquisition Partners LLC 3.48%, 06/15/2050(1)	4,677,271
		Nokia Oyj
	10,000	4.38%, 06/12/2027	10,185
	455,000	6.63%, 05/15/2039	519,838
CAD	500,000	Rogers Communications, Inc. 5.38%, 11/04/2019	379,637
	$1,555,000	SoftBank Group Corp. 6.00%, 07/19/2023, (6.00% fixed rate until 07/19/2023; 5 year USD ICE Swap + 4.226% thereafter)(7)(9)(10)	1,461,700
	325,000	Sprint Corp. 7.13%, 06/15/2024	352,625
	2,315,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.15%, 09/20/2029(1)	2,520,317
		Telecom Italia Capital S.A.
	145,000	6.00%, 09/30/2034	154,788
	215,000	7.72%, 06/04/2038	263,375
	2,045,000	Telefonica Celular del Paraguay S.A. 5.88%, 04/15/2027(1)	2,202,588
		Telefonica Emisiones S.A.
	525,000	4.67%, 03/06/2038	574,073
	1,035,000	4.90%, 03/06/2048	1,158,453
	775,000	5.21%, 03/08/2047	901,284
	840,000	5.52%, 03/01/2049	1,022,405
		Verizon Communications, Inc.
	665,000	2.70%, 05/22/2020, 3 mo. USD LIBOR + 0.550%(2)	666,833
	855,000	3.88%, 02/08/2029	945,558
	985,000	4.02%, 12/03/2029	1,102,502
	1,971,000	4.27%, 01/15/2036	2,230,381
	465,000	4.40%, 11/01/2034	536,798
	1,525,000	4.50%, 08/10/2033	1,780,390
	2,020,000	4.81%, 03/15/2039	2,456,437
	845,000	5.01%, 08/21/2054	1,094,135
	735,000	5.25%, 03/16/2037	925,790
	805,000	Vodafone Group plc 4.25%, 09/17/2050	825,537

			38,559,629

		Transportation - 0.3%
		CSX Corp.
	1,035,000	2.40%, 02/15/2030	1,015,071
	1,370,000	3.25%, 06/01/2027	1,444,532
	405,000	3.35%, 09/15/2049	400,312
	395,000	4.30%, 03/01/2048	445,564
	210,000	4.50%, 03/15/2049	247,523
	400,000	Norfolk Southern Corp. 3.40%, 11/01/2049(6)	400,542
		Union Pacific Corp.
	2,495,000	4.38%, 09/10/2038	2,880,421
	325,000	4.80%, 09/10/2058	401,516

			7,235,481

		Water - 0.0%
	840,000	American Water Capital Corp. 4.15%, 06/01/2049	975,700

		Total Corporate Bonds (cost $527,790,010)	$551,805,695

The accompanying notes are an integral part of these financial statements.

154

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.8%
		Argentina - 0.0%
EUR	1,665,000	Argentine Republic Government International Bond 5.25%, 01/15/2028	$701,008

		Canada - 0.1%
CAD	900,000	City of Montreal Canada 5.45%, 12/01/2019	685,110
		Province of Manitoba Canada Treasury Bill
	750,000	1.69%, 11/20/2019(11)	568,892
	775,000	1.70%, 01/02/2020(11)	586,613
	120,000	Province of Ontario Canada Generic Coupon Strip 0.00%, 11/03/2019(12)	91,096

			1,931,711

		Dominican Republic - 0.2%
	$4,445,000	Dominican Republic International Bond 6.40%, 06/05/2049(1)	4,817,313

		Egypt - 0.0%
	725,000	Egypt Government International Bond 8.50%, 01/31/2047(7)	762,156

		Ghana - 0.1%
	2,080,000	Ghana Government International Bond 7.63%, 05/16/2029(7)	2,099,448

		Hungary - 0.0%
	580,000	Hungary Government International Bond 6.38%, 03/29/2021	614,220

		Italy - 0.1%
		Italy Buoni Ordinari del Tesoro BOT
EUR	165,000	0.28%, 03/13/2020(7)(11)	184,207
	170,000	0.29%, 01/31/2020(7)(11)	189,765
	550,000	0.34%, 01/14/2020(7)(11)	613,842
	165,000	Italy Certificati di Credito del Tesoro 0.97%, 11/15/2019, 6 mo. EURIBOR + 1.200%(2)	184,054

			1,171,868

		Japan - 0.7%
JPY	100,000,000	Deposit Insurance Corp. of Japan 0.10%, 01/17/2020	926,667
	$400,000	Japan Bank for International Cooperation 2.36%, 07/21/2020, 3 mo. USD LIBOR + 0.390%(2)	400,896
		Japan Treasury Discount Bill
JPY	20,750,000	0.11%, 11/05/2019(11)	192,148
	479,250,000	0.11%, 11/11/2019(11)	4,438,004
	328,000,000	0.12%, 11/18/2019(11)	3,037,465
	150,100,000	0.14%, 12/16/2019(11)	1,390,214
	399,250,000	0.16%, 11/25/2019(11)	3,697,404
	29,950,000	0.16%, 12/09/2019(11)	277,383
	25,000,000	0.17%, 12/02/2019(11)	231,531
	23,850,000	0.19%, 02/03/2020(11)	220,969
	82,150,000	0.24%, 01/27/2020(11)	761,081
	24,350,000	0.27%, 01/08/2020(11)	225,560
	35,000,000	0.29%, 03/10/2020(11)	324,346

			16,123,668

		Romania - 0.5%
		Romanian Government International Bond
EUR	1,305,000	3.88%, 10/29/2035(7)	1,733,115
	1,079,000	4.63%, 04/03/2049(1)	1,565,634
	4,130,000	4.63%, 04/03/2049(7)	5,992,650
	$980,000	6.13%, 01/22/2044(7)	1,272,530

			10,563,929

		Senegal - 0.1%
	2,000,000	Senegal Government International Bond 6.25%, 05/23/2033(7)	2,041,544

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 3.8% - (continued)
		South Korea - 0.0%
		Korea Development Bank
	$200,000	2.58%, 02/27/2020, 3 mo. USD LIBOR + 0.450%(2)	$200,143
	200,000	2.67%, 03/12/2021, 3 mo. USD LIBOR + 0.550%(2)	200,528

			400,671

		Supranational - 1.7%
NZD	15,160,000	Asian Development Bank 3.00%, 01/17/2023	10,209,581
		Inter-American Development Bank
CAD	14,070,000	1.70%, 10/10/2024	10,644,530
AUD	13,340,000	2.75%, 10/30/2025(7)	9,890,187
CAD	7,015,000	International Finance Corp. 1.38%, 09/13/2024	5,227,190

			35,971,488

		Tunisia - 0.2%
		Banque Centrale de Tunisie International Bond
EUR	1,320,000	6.38%, 07/15/2026(1)	1,435,833
	1,685,000	6.75%, 10/31/2023(1)	1,894,126

			3,329,959

		United Arab Emirates - 0.1%
	$2,595,000	Abu Dhabi Government International Bond 3.13%, 09/30/2049(1)	2,497,117

		Uruguay - 0.0%
	205,000	Uruguay Government International Bond 4.98%, 04/20/2055	239,852

		Total Foreign Government Obligations (cost $83,688,222)	$83,265,952

MUNICIPAL BONDS - 1.0%
		Development - 0.1%
		California State, GO Taxable
	235,000	7.30%, 10/01/2039	$363,543
	120,000	7.60%, 11/01/2040	202,476
	185,000	7.63%, 03/01/2040	301,306

			867,325

		Education - 0.1%
		Chicago, IL, Board of Education, GO
	800,000	6.14%, 12/01/2039	882,616
	1,660,000	6.32%, 11/01/2029	1,854,071

			2,736,687

		General - 0.3%
	5,345,000	Philadelphia Auth for Industrial Dev 6.55%, 10/15/2028	6,794,724

		General Obligation - 0.4%
		California State, GO Taxable
	125,000	7.35%, 11/01/2039	194,984
	1,340,000	7.55%, 04/01/2039	2,197,801
	1,205,000	City of Chicago, IL, GO 7.38%, 01/01/2033	1,427,443
		State of Illinois, GO
	3,063,273	4.95%, 06/01/2023(8)	3,204,061
	210,000	5.00%, 01/01/2023	221,712
	520,000	5.56%, 02/01/2021	536,941
	840,000	6.88%, 07/01/2025	956,667

			8,739,609

		Utility - Electric - 0.1%
	1,593,000	Municipal Electric Auth, GA 6.64%, 04/01/2057	2,232,207

		Total Municipal Bonds (cost $20,192,350)	$21,370,552

The accompanying notes are an integral part of these financial statements.

155

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.3%(13)
		Advertising - 0.0%
	$462,066	Acosta Holdco, Inc. 7.00%, 09/26/2021, 1 mo. USD LIBOR + 3.250%	$135,732
	300,000	Clear Channel Outdoor Holdings, Inc. 5.29%, 08/21/2026, 1 mo. USD LIBOR + 3.500%	300,483

			436,215

		Aerospace/Defense - 0.0%
	299,855	Circor International, Inc. 5.42%, 12/11/2024, 1 mo. USD LIBOR + 3.500%	296,931
	440,762	TransDigm, Inc. 4.29%, 05/30/2025, 1 mo. USD LIBOR + 2.500%	437,152

			734,083

		Agriculture - 0.0%
	298,004	Pinnacle Operating Corp. 7.29%, 11/15/2021, 1 mo. USD LIBOR + 5.500%	205,623

		Airlines - 0.0%
	390,000	WestJet Airlines Ltd. 0.00%, 08/07/2026, 1 mo. USD LIBOR + 3.000%(14)	391,626

		Auto Manufacturers - 0.0%
	196,500	Navistar International Corp. 5.42%, 11/06/2024, 1 mo. USD LIBOR + 3.500%	194,168

		Auto Parts & Equipment - 0.1%
	224,438	Adient U.S. LLC 6.78%, 05/06/2024, 1 mo. USD LIBOR + 4.250%	218,616
	214,832	Altra Industrial Motion Corp. 3.79%, 10/01/2025, 1 mo. USD LIBOR + 2.000%	213,758
		Panther BF Aggregator L.P.
EUR	635,000	3.75%, 04/30/2026, 1 mo. EURIBOR + 3.750%	707,493
	$415,000	5.30%, 04/30/2026, 1 mo. USD LIBOR + 3.500%	408,949

			1,548,816

		Biotechnology - 0.0%
	324,852	Sotera Health Holdings LLC 4.93%, 05/15/2022, 1 mo. USD LIBOR + 3.000%	318,761

		Chemicals - 0.1%
	98,846	Cabot Microelectronics Corp. 4.06%, 11/14/2025, 1 mo. ICE LIBOR + 2.250%	99,156
EUR	195,285	CTC AcquiCo GmbH 2.50%, 03/07/2025, 3 mo. EURIBOR + 2.500%	215,920
	$224,438	Hexion, Inc. 5.60%, 07/01/2026, 1 mo. USD LIBOR + 3.500%	223,315
	123,750	LTI Holdings, Inc. 5.29%, 09/06/2025, 1 mo. USD LIBOR + 3.500%	113,355
		Starfruit Finco B.V.
EUR	100,000	3.75%, 10/01/2025, 3 mo. EURIBOR + 3.750%	111,225
	$215,300	5.19%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	209,696
	400,044	Univar, Inc. 4.04%, 07/01/2024, 1 mo. USD LIBOR + 2.250%	401,044

			1,373,711

		Coal - 0.0%
	623,840	Foresight Energy LLC 7.87%, 03/28/2022, 3 mo. USD LIBOR + 5.750%	317,117

		Commercial Services - 0.2%
		Allied Universal Holdco LLC
	34,125	4.25%, 07/10/2026, 1 mo. USD LIBOR + 4.250%(15)	33,856
	344,663	6.51%, 07/10/2026, 3 mo. USD LIBOR + 4.250%	341,954
	287,100	APX Group, Inc. 6.79%, 04/01/2024, 2 mo. USD LIBOR + 5.000%	282,076
	210,700	Ascend Learning LLC 4.79%, 07/12/2024, 1 mo. USD LIBOR + 3.000%	209,031
	110,000	Belron Finance U.S. LLC 0.00%, 11/07/2026, 1 mo. USD LIBOR + 2.500%(14)	109,966

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.3%(13) - (continued)
		Commercial Services - 0.2% - (continued)
	$336,370	Blackhawk Network Holdings, Inc. 4.79%, 06/15/2025, 1 mo. USD LIBOR + 3.000%	$333,007
	112,168	Capital Automotive L.P. 7.79%, 03/24/2025, 1 mo. USD LIBOR + 6.000%	112,168
	325,000	DCert Buyer, Inc. 5.79%, 10/16/2026, 1 mo. USD LIBOR + 4.000%	318,705
	450,000	Dun & Bradstreet Corp. 6.80%, 02/06/2026, 1 mo. USD LIBOR + 5.000%	451,031
	98,000	Energizer Holdings, Inc. 4.31%, 12/17/2025, 1 mo. USD LIBOR + 2.250%	97,836
	105,000	Garda World Security Corp. 0.00%, 10/30/2026, 1 mo. USD LIBOR + 4.750%(14)	104,344
	681,731	Quikrete Holdings, Inc. 4.54%, 11/15/2023, 1 mo. USD LIBOR + 2.750%	678,533
EUR	211,950	Techem GmbH 3.50%, 07/31/2025, 3 mo. EURIBOR + 3.500%	237,536
	$869,975	Tempo Acquisition LLC 4.79%, 05/01/2024, 1 mo. USD LIBOR + 3.000%	869,792
EUR	115,000	Verisure Holding AB 3.50%, 10/21/2022, 3 mo. EURIBOR + 3.500%	128,260
	$105,946	Weight Watchers International, Inc. 6.86%, 11/29/2024, 3 mo. USD LIBOR + 4.750%	105,707
	289,000	Xerox Business Services LLC 4.29%, 12/07/2023, 1 mo. USD LIBOR + 2.500%	278,524

			4,692,326

		Construction Materials - 0.0%
	92,857	Advanced Drainage Systems, Inc. 4.06%, 07/31/2026, 1 mo. USD LIBOR + 2.250%	93,205
	143,188	Hamilton Holdco LLC 4.11%, 07/02/2025, 1 mo. USD LIBOR + 2.000%	143,367
	266,625	NCI Building Systems, Inc. 5.66%, 04/12/2025, 3 mo. USD LIBOR + 3.750%	257,514

			494,086

		Distribution/Wholesale - 0.1%
	980,000	American Builders & Contractors Supply Co., Inc. 0.00%, 01/15/2027, 1 mo. USD LIBOR + 2.000%(14)	978,167
	195,000	SRS Distribution, Inc. 0.00%, 05/23/2025, 1 mo. USD LIBOR + 4.500%(14)	193,538

			1,171,705

		Diversified Financial Services - 0.1%
		AlixPartners LLP
EUR	99,500	3.25%, 04/04/2024, 3 mo. EURIBOR + 3.250%	111,166
	$359,146	4.54%, 04/04/2024, 3 mo. USD LIBOR + 2.750%	358,546
	163,763	Aretec Group, Inc. 6.04%, 10/01/2025, 3 mo. USD LIBOR + 4.250%	152,913
		Crown Finance U.S., Inc.
EUR	31,684	2.38%, 02/28/2025, 1 mo. EURIBOR + 2.375%	35,367
	$184,407	4.04%, 02/28/2025, 1 mo. USD LIBOR + 2.250%	181,788
	253,088	Financial & Risk U.S. Holdings, Inc. 5.54%, 10/01/2025, 1 mo. USD LIBOR + 3.750%	254,290
	139,300	Minotaur Acquisition, Inc. 6.79%, 03/27/2026, 1 mo. USD LIBOR + 5.000%	131,378
EUR	194,028	Nets Holding A/S 3.25%, 02/06/2025, 3 mo. EURIBOR + 3.250%	214,326
	$257,713	RP Crown Parent LLC 4.54%, 10/12/2023, 1 mo. USD LIBOR + 2.750%	257,133
	99,743	UFC Holdings LLC 5.04%, 04/29/2026, 1 mo. USD LIBOR + 3.250%	99,618
	312,695	Victory Capital Holdings, Inc. 5.35%, 07/01/2026, 1 mo. USD LIBOR + 3.250%	313,634

			2,110,159

The accompanying notes are an integral part of these financial statements.

156

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.3%(13) - (continued)
		Electric - 0.0%
	$274,242	Seadrill Partners Finco LLC 8.10%, 02/21/2021, 3 mo. USD LIBOR + 6.000%	$137,807

		Energy-Alternate Sources - 0.0%
	241,938	BCP Renaissance Parent LLC 5.36%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	218,199
	98,250	Medallion Midland Acquisition LLC 5.04%, 10/30/2024, 1 mo. USD LIBOR + 3.250%	92,109

			310,308

		Engineering & Construction - 0.0%
	507,016	Brand Energy & Infrastructure Services, Inc. 6.24%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	491,806
	98,500	Verra Mobility Corp. 5.54%, 02/28/2025, 1 mo. USD LIBOR + 3.750%	98,541

			590,347

		Entertainment - 0.0%
	595,495	Scientific Games International, Inc. 4.54%, 08/14/2024, 2 mo. USD LIBOR + 2.750%	588,236
	108,900	Wyndham Hotels & Resorts, Inc. 3.54%, 05/30/2025, 1 mo. USD LIBOR + 1.750%	109,354

			697,590

		Food - 0.1%
	105,000	B&G Foods, Inc. 4.48%, 10/10/2026, 1 mo. USD LIBOR + 2.500%	105,329
	417,293	Hostess Brands LLC 4.13%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	414,948
	16,005	Post Holdings, Inc. 3.83%, 05/24/2024, 1 mo. USD LIBOR + 2.000%	16,016
	390,000	U.S. Foods, Inc. 3.79%, 09/13/2026, 1 mo. USD LIBOR + 2.000%	391,030

			927,323

		Food Service - 0.0%
	99,250	8th Avenue Food & Provisions, Inc. 5.69%, 10/01/2025, 3 mo. USD LIBOR + 3.750%	99,250
	107,256	Aramark Services, Inc. 3.54%, 03/11/2025, 3 mo. USD LIBOR + 1.750%	107,345
	98,750	CHG PPC Parent LLC 4.54%, 03/31/2025, 1 mo. USD LIBOR + 2.750%	98,256

			304,851

		Gas - 0.0%
	109,450	Messer Industries GmbH 4.60%, 03/01/2026, 1 mo. USD LIBOR + 2.500%	108,449

		Healthcare - Products - 0.0%
	213,188	Lifescan Global Corp. 8.06%, 10/01/2024, 3 mo. USD LIBOR + 6.000%	189,381
	211,955	Parexel International Corp. 4.54%, 09/27/2024, 1 mo. USD LIBOR + 2.750%	202,152

			391,533

		Healthcare - Services - 0.2%
	180,500	CDRH Parent, Inc. 6.38%, 07/01/2021, 3 mo. USD LIBOR + 4.250%	127,176
	100,000	CPI Holdco LLC 0.00%, 10/01/2027, 1 mo. USD LIBOR + 4.250%(14)	99,750
	130,542	DentalCorp Perfect Smile ULC 5.54%, 06/06/2025, 1 mo. USD LIBOR + 3.750%	127,387
	272,938	Envision Healthcare Corp. 5.54%, 10/10/2025, 1 mo. USD LIBOR + 3.750%	219,928
	288,130	Global Medical Response, Inc. 5.10%, 04/28/2022, 1 mo. USD LIBOR + 3.250%	258,147
EUR	335,750	IQVIA, Inc. 2.00%, 06/11/2025, 3 mo. EURIBOR + 2.000%	374,930

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 2.3%(13) - (continued)
	Healthcare - Services - 0.2% - (continued)
$334,676	Jaguar Holding Co. 4.29%, 08/18/2022, 3 mo. USD LIBOR + 2.500%	$333,839
	MED ParentCo L.P.
57,239	1.30%, 08/31/2026, 1 mo. USD LIBOR + 4.250%(15)	56,321
229,229	6.04%, 08/31/2026, 1 mo. USD LIBOR + 4.250%	225,552
464,601	MPH Acquisition Holdings LLC 4.85%, 06/07/2023, 3 mo. USD LIBOR + 2.750%	434,667
239,901	Syneos Health, Inc. 3.79%, 08/01/2024, 1 mo. USD LIBOR + 2.000%	239,951
900,000	Zelis Healthcare Corp. 0.00%, 09/30/2026, 1 mo. USD LIBOR + 4.750%(14)	889,497

		3,387,145

	Household Products - 0.0%
259,721	Diamond (BC) B.V. 4.93%, 09/06/2024, 2 mo. USD LIBOR + 3.000%	241,411
218,250	Revlon Consumer Products Corp. 5.62%, 09/07/2023, 1 mo. USD LIBOR + 3.500%	170,872

		412,283

	Insurance - 0.1%
	Asurion LLC
603,827	4.79%, 08/04/2022, 1 mo. USD LIBOR + 3.000%	603,936
370,000	8.29%, 08/04/2025, 1 mo. USD LIBOR + 6.500%	371,480
	Hub International Ltd.
135,000	0.00%, 04/25/2025, 1 mo. USD LIBOR + 4.000%(14)	134,730
227,125	4.94%, 04/25/2025, 2 mo. USD LIBOR + 3.000%	221,974
	Sedgwick Claims Management Services, Inc.
352,338	5.04%, 12/31/2025, 1 mo. USD LIBOR + 3.250%	341,493
563,588	5.79%, 09/03/2026, 1 mo. USD LIBOR + 4.000%	558,774

		2,232,387

	Leisure Time - 0.1%
290,780	Caesars Resort Collection LLC 4.54%, 12/23/2024, 1 mo. USD LIBOR + 2.750%	286,267
663,717	Delta (LUX) S.a.r.l. 4.29%, 02/01/2024, 1 mo. USD LIBOR + 2.500%	652,931
714,100	Golden Entertainment, Inc. 4.81%, 10/21/2024, 1 mo. USD LIBOR + 3.000%	714,550
148,875	Penn National Gaming, Inc. 4.04%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	149,322

		1,803,070

	Lodging - 0.1%
398,666	Boyd Gaming Corp. 3.96%, 09/15/2023, 1 week USD LIBOR + 2.250%	398,789
498,678	Caesars Entertainment Operating Co. 3.79%, 10/07/2024, 1 mo. USD LIBOR + 2.000%	498,369

		897,158

	Machinery - Construction & Mining - 0.0%
420,318	Brookfield WEC Holdings, Inc. 5.29%, 08/01/2025, 1 mo. USD LIBOR + 3.500%	417,342
101,864	Pike Corp. 5.04%, 07/24/2026, 1 mo. USD LIBOR + 3.250%	101,786

		519,128

	Machinery - Diversified - 0.0%
225,096	Gates Global LLC 4.54%, 04/01/2024, 3 mo. USD LIBOR + 2.750%	220,183

	Media - 0.3%
181,300	Altice Financing S.A. 4.60%, 01/31/2026, 3 mo. USD LIBOR + 2.750%	174,340
913,126	Charter Communications Operating LLC 3.54%, 04/30/2025, 1 mo. USD LIBOR + 1.750%	914,139

The accompanying notes are an integral part of these financial statements.

157

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 2.3%(13) - (continued)
	Media - 0.3% - (continued)
$576,688	CSC Holdings LLC 4.33%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	$575,431
173,688	Gray Television, Inc. 4.51%, 01/02/2026, 1 mo. ICE LIBOR + 2.500%	174,040
348,189	Houghton Mifflin Harcourt Publishing Co. 4.79%, 05/31/2021, 1 mo. USD LIBOR + 3.000%	345,142
815,668	ION Media Networks, Inc. 4.81%, 12/18/2024, 1 mo. USD LIBOR + 3.000%	810,570
283,300	MTN Infrastructure TopCo, Inc. 4.79%, 11/15/2024, 1 mo. USD LIBOR + 3.000%	279,640
100,000	NASCAR Holdings, Inc. 0.00%, 10/19/2026, 1 mo. USD LIBOR + 2.750%(14)	100,453
500,000	Nexstar Broadcasting, Inc. 4.55%, 09/18/2026, 1 mo. USD LIBOR + 2.750%	501,595
627,462	PSAV Holdings LLC 5.26%, 03/03/2025, 3 mo. USD LIBOR + 3.250%	602,759
275,000	Shutterfly, Inc. 0.00%, 10/01/2026, 1 mo. USD LIBOR + 6.000%(14)	261,594
312,500	Sinclair Television Group, Inc. 4.43%, 09/30/2026, 1 mo. USD LIBOR + 2.500%	312,597
395,000	Telenet Financing USD LLC 4.17%, 08/15/2026, 1 mo. USD LIBOR + 2.250%	394,285
113,584	Web.com Group, Inc. 5.66%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	110,433
199,737	William Morris Endeavor Entertainment LLC 4.60%, 05/18/2025, 1 mo. USD LIBOR + 2.750%	192,788

		5,749,806

	Metal Fabricate/Hardware - 0.0%
245,941	Rexnord LLC 3.79%, 08/21/2024, 1 mo. USD LIBOR + 2.000%	247,171

	Miscellaneous Manufacturing - 0.0%
133,258	H.B. Fuller Co. 3.85%, 10/20/2024, 1 mo. USD LIBOR + 2.000%	132,772
100,000	Tamko Building Products, Inc. 5.09%, 06/01/2026, 1 mo. USD LIBOR + 3.250%	100,000
420,903	USI, Inc. 5.10%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	408,170

		640,942

	Oil & Gas - 0.1%
54,167	Ascent Resources - Marcellus LLC 8.41%, 03/30/2023, 1 mo. USD LIBOR + 6.500%	51,458
	BCP Raptor LLC
210,163	6.04%, 06/24/2024, 2 mo. USD LIBOR + 4.250%	184,155
114,713	6.54%, 11/03/2025, 1 mo. USD LIBOR + 4.750%	100,517
485,000	California Resources Corp. 12.18%, 12/31/2021, 1 mo. USD LIBOR + 10.375%	320,100
646,774	Fieldwood Energy LLC 7.18%, 04/11/2022, 1 mo. USD LIBOR + 5.250%	516,773
222,750	NorthRiver Midstream Finance L.P. 5.35%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	218,932
304,157	PES Holdings LLC 0.00%, 12/31/2022, 1 mo. USD LIBOR + 6.990%(14)(16)	91,755
108,900	Traverse Midstream Partners LLC 5.80%, 09/27/2024, 3 mo. USD LIBOR + 4.000%	95,287

		1,578,977

	Oil & Gas Services - 0.1%
129,675	Lower Cadence Holdings LLC 5.80%, 05/22/2026, 1 mo. USD LIBOR + 4.000%	120,274
778,050	UGI Energy Services LLC 5.54%, 08/13/2026, 1 mo. USD LIBOR + 3.750%	779,995

		900,269

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.3%(13) - (continued)
		Packaging & Containers - 0.1%
		Berry Global, Inc.
EUR	124,688	2.50%, 07/01/2026, 3 mo. EURIBOR + 2.500%	$140,029
	$366,827	3.88%, 10/01/2022, 3 mo. USD LIBOR + 2.000%	367,744
	279,300	4.44%, 07/01/2026, 3 mo. USD LIBOR + 2.500%	280,115
		Flex Acquisition Co., Inc.
	342,577	5.10%, 12/29/2023, 3 mo. USD LIBOR + 3.000%	323,180
	97,852	5.35%, 06/29/2025, 1 mo. USD LIBOR + 3.250%	92,443
	141,013	Proampac PG Borrower LLC 5.53%, 11/20/2023, 1 mo. USD LIBOR + 3.500%	132,641
	630,166	Reynolds Group Holdings, Inc. 4.54%, 02/05/2023, 1 mo. USD LIBOR + 2.750%	629,820

			1,965,972

		Pharmaceuticals - 0.1%
	251,101	Bausch Health Companies, Inc. 4.92%, 06/02/2025, 1 mo. USD LIBOR + 3.000%	251,912
	139,300	Catalent Pharma Solutions, Inc. 4.04%, 05/18/2026, 1 mo. USD LIBOR + 2.250%	139,300
	540,657	Endo Luxembourg Finance Co., S.a.r.l. 6.06%, 04/29/2024, 1 mo. USD LIBOR + 4.250%	496,323
	725,000	Sunshine Luxembourg S.a.r.l. 6.35%, 10/01/2026, 1 mo. USD LIBOR + 4.250%	725,304

			1,612,839

		Real Estate - 0.0%
	375,682	VICI Properties LLC 3.85%, 12/20/2024, 1 mo. USD LIBOR + 2.000%	376,790

		Retail - 0.1%
	583,100	Bass Pro Group LLC 6.79%, 09/25/2024, 1 mo. USD LIBOR + 5.000%	561,753
	365,015	Coty, Inc. 4.23%, 04/07/2025, 1 mo. USD LIBOR + 2.250%	352,240
	351,246	Harbor Freight Tools USA, Inc. 4.29%, 08/18/2023, 1 mo. USD LIBOR + 2.500%	343,451
	341,106	Neiman Marcus Group Ltd. LLC 7.99%, 10/25/2023, 1 mo. USD LIBOR + 6.000%	247,776
	158,000	Rodan & Fields LLC 5.92%, 06/16/2025, 1 mo. USD LIBOR + 4.000%	128,178
	358,569	Staples, Inc. 7.12%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	353,086
	306,524	U.S. Foods, Inc. 3.79%, 06/27/2023, 1 mo. USD LIBOR + 2.000%	307,330

			2,293,814

		Semiconductors - 0.0%
	169,593	Microchip Technology, Inc. 3.79%, 05/29/2025, 1 mo. USD LIBOR + 2.000%	169,805

		Software - 0.2%
	451,557	Almonde, Inc. 5.70%, 06/13/2024, 3 mo. USD LIBOR + 3.500%	430,957
	597,635	Change Healthcare Holdings LLC 4.29%, 03/01/2024, 1 mo. USD LIBOR + 2.500%	593,763
	152,138	Epicor Software Corp. 5.04%, 06/01/2022, 1 mo. USD LIBOR + 3.250%	151,567
	220,185	Hyland Software, Inc. 5.04%, 07/01/2024, 1 mo. USD LIBOR + 3.250%	218,534
	324,476	Infor U.S., Inc. 4.85%, 02/01/2022, 1 mo. USD LIBOR + 2.750%	324,476
	247,500	Quest Software U.S. Holdings, Inc. 6.18%, 05/16/2025, 3 mo. USD LIBOR + 4.250%	241,107
	61,763	SS&C Technologies Holdings Europe S.a.r.l. 4.04%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	61,866
	515,316	SS&C Technologies, Inc. 4.04%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	516,475
	130,000	Ultimate Software Group, Inc. 5.54%, 05/04/2026, 1 mo. USD LIBOR + 3.750%	130,199

The accompanying notes are an integral part of these financial statements.

158

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.3%(13) - (continued)
		Software - 0.2% - (continued)
	$1,083,791	WEX, Inc. 4.04%, 05/15/2026, 1 mo. USD LIBOR + 2.250%	$1,087,086

			3,756,030

		Telecommunications - 0.1%
	531,067	Altice France S.A. 5.61%, 01/31/2026, 3 mo. USD LIBOR + 3.688%	517,599
	198,485	CenturyLink, Inc. 4.54%, 01/31/2025, 1 mo. USD LIBOR + 2.750%	196,327
	290,000	Level 3 Financing, Inc. 4.04%, 02/22/2024, 1 mo. USD LIBOR + 2.250%	290,217
	190,000	Liberty Latin America Ltd. 0.00%, 10/22/2026, 1 mo. USD LIBOR + 5.000%(14)	191,604
		Sprint Communications, Inc.
	727,229	4.31%, 02/02/2024, 1 mo. USD LIBOR + 2.500%	718,444
	99,250	4.81%, 02/02/2024, 1 mo. USD LIBOR + 3.000%	98,588
	524,659	Univision Communications, Inc. 4.54%, 03/15/2024, 1 mo. USD LIBOR + 2.750%	505,440
	158,400	Zacapa LLC 7.10%, 07/02/2025, 1 mo. USD LIBOR + 5.000%	158,565
	318,158	Zayo Group LLC 4.04%, 01/19/2024, 1 mo. USD LIBOR + 2.250%	318,454

			2,995,238

		Transportation - 0.0%
EUR	100,000	Boluda Corp. Maritima S.L. 0.00%, 09/26/2026, 1 mo. EURIBOR + 3.500%(14)	111,809
	$291,852	Savage Enterprises LLC 5.93%, 08/01/2025, 1 mo. USD LIBOR + 4.000%	293,918

			405,727

		Total Senior Floating Rate Interests (cost $51,687,567)	$49,621,338

U.S. GOVERNMENT AGENCIES - 46.3%
		Mortgage-Backed Agencies - 46.3%
		FHLMC - 5.6%
	81,723	0.00%, 11/15/2036(17)	$74,635
	22,652,624	0.13%, 10/25/2020(4)(5)	25,573
	10,125,950	0.48%, 01/25/2034(4)(5)	538,211
	18,184,066	0.61%, 03/25/2027(4)(5)	718,087
	1,982,263	1.75%, 10/15/2042	1,956,204
	829,180	2.50%, 12/15/2026(5)	36,160
	428,352	2.50%, 03/15/2028(5)	26,421
	393,455	2.50%, 03/15/2028	25,352
	639,257	2.50%, 05/15/2028(5)	44,894
	1,665,736	3.00%, 03/15/2028(5)	116,495
	1,001,253	3.00%, 08/01/2029	1,034,424
	791,165	3.00%, 05/15/2032(5)	45,761
	523,371	3.00%, 03/15/2033(5)	56,225
	5,383,134	3.00%, 04/01/2033	5,530,688
	4,152,547	3.00%, 11/01/2036	4,261,408
	3,718,653	3.00%, 01/01/2037	3,816,124
	4,050,000	3.00%, 08/15/2043	4,155,655
	6,545,917	3.00%, 11/01/2046	6,723,934
	19,138,340	3.00%, 12/01/2046	19,652,929
	275,000	3.00%, 05/01/2049	279,816
	1,071,408	3.25%, 11/15/2041	1,118,387
	848,339	3.50%, 06/15/2026(5)	38,476
	329,057	3.50%, 09/15/2026(5)	26,179
	533,358	3.50%, 03/15/2027	36,914
	2,210,660	3.50%, 08/01/2034	2,301,935
	2,611,624	3.50%, 03/15/2041(5)	216,265

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 46.3% - (continued)
	Mortgage-Backed Agencies - 46.3% - (continued)
	FHLMC - 5.6% - (continued)
$3,344,808	3.50%, 01/15/2043(5)	$570,926
987,481	3.50%, 06/01/2046	1,028,937
5,369,327	3.50%, 10/01/2047	5,562,874
8,407,406	3.50%, 01/01/2048	8,705,791
2,957,286	3.50%, 03/01/2048	3,112,119
579,147	3.50%, 04/01/2048	598,932
10,333,895	3.50%, 08/01/2048	10,614,121
1,672,386	4.00%, 08/01/2025	1,744,212
312,807	4.00%, 08/15/2026(5)	22,485
1,731,706	4.00%, 07/15/2027(5)	126,997
2,254,972	4.00%, 03/15/2028(5)	173,508
540,967	4.00%, 06/15/2028(5)	44,750
1,440,033	4.00%, 07/15/2030	145,412
881,616	4.00%, 11/15/2040	971,005
2,170,441	4.00%, 05/01/2042	2,323,266
586,406	4.00%, 08/01/2042	626,384
809,775	4.00%, 09/01/2042	864,777
184,937	4.00%, 07/01/2044	193,534
1,035,612	4.00%, 02/01/2046	1,094,332
534,855	4.00%, 09/01/2048	557,784
361,414	4.50%, 02/01/2039	391,141
3,814,992	4.50%, 05/01/2042	4,137,106
553,234	4.50%, 09/01/2044	594,362
1,525,179	4.75%, 07/15/2039	1,697,653
100,224	5.00%, 03/01/2024	106,987
114,716	5.00%, 02/01/2028	122,519
114,518	5.00%, 04/01/2028	122,342
233,797	5.00%, 01/01/2030	250,033
7,911	5.00%, 09/01/2031	8,452
825,181	5.00%, 09/15/2033(5)	124,488
8,758	5.00%, 07/01/2035	9,680
180,386	5.00%, 04/01/2038	199,044
324,812	5.00%, 09/01/2039	359,019
540,896	5.00%, 01/01/2040	597,868
172,978	5.00%, 08/01/2040	191,094
9,766	5.00%, 02/01/2041	10,780
330,888	5.00%, 04/01/2044	365,307
1,441,168	5.00%, 03/01/2047	1,550,939
665,775	5.00%, 04/01/2047	713,607
507,035	5.00%, 06/01/2047	543,017
76,660	5.00%, 11/01/2047	84,382
1,217,186	5.00%, 02/15/2048(5)	236,964
1,108,901	5.00%, 09/01/2048	1,185,719
573,938	5.00%, 10/01/2048	613,778
1,308,379	5.00%, 03/01/2049	1,398,658
8,204,643	5.00%, 10/01/2049(18)	8,790,762
716,985	5.50%, 04/15/2036(5)	136,501
7,877	5.50%, 11/01/2037	8,858
909	5.50%, 02/01/2038	1,021
37,089	5.50%, 04/01/2038	41,709
34,714	5.50%, 06/01/2038	38,959
1,939,600	5.50%, 08/01/2038	2,180,847
99,512	5.50%, 05/01/2040	111,832
405,229	5.50%, 08/01/2040	455,072
401,190	5.50%, 06/01/2041	450,481
1,477,465	5.50%, 12/15/2046(5)	250,703
97,304	6.00%, 01/01/2023	101,020
33,266	6.00%, 11/01/2032	37,256
103,954	6.00%, 11/01/2033	119,671
78,181	6.00%, 02/01/2034	89,940
115,436	6.00%, 07/01/2034	132,894
38,160	6.00%, 08/01/2034	43,931
51,386	6.00%, 09/01/2034	58,747
28,345	6.00%, 01/01/2035	31,580

The accompanying notes are an integral part of these financial statements.

159

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 46.3% - (continued)
	Mortgage-Backed Agencies - 46.3% - (continued)
	FHLMC - 5.6% - (continued)
$31,670	6.00%, 03/01/2035	$36,445
21,639	6.00%, 05/01/2038	23,981
118,783	6.00%, 06/01/2038	132,281
507,033	6.00%, 05/15/2039	574,776
527,587	6.50%, 07/15/2036	596,553

		122,000,057

	FNMA - 7.4%
88,110	0.00%, 03/25/2036	76,528
717,727	0.00%, 06/25/2036(17)	648,193
11,604,000	1.57%, 05/25/2029(4)(5)(19)(20)	1,241,991
2,159,332	1.75%, 12/25/2042	2,129,388
2,211,196	1.93%, 05/25/2046(4)(5)	117,910
1,470,416	2.00%, 09/25/2039	1,465,888
1,112,008	2.00%, 08/25/2043	1,098,688
1,643,431	2.05%, 06/25/2055(4)(5)	96,994
2,031,518	2.07%, 04/25/2055(4)(5)	126,873
2,063,536	2.23%, 08/25/2044(4)(5)	116,426
525,876	2.50%, 06/25/2028(5)	34,310
378,603	2.50%, 01/01/2043	377,061
2,082,314	2.50%, 02/01/2043	2,083,486
1,765,266	2.50%, 03/01/2043	1,766,263
958,384	2.50%, 04/01/2043	958,922
409,959	2.50%, 06/01/2043	410,127
674,685	2.50%, 08/01/2043	675,066
1,486,869	3.00%, 02/25/2027(5)	88,867
504,062	3.00%, 09/25/2027	37,184
3,056,052	3.00%, 01/25/2028	216,606
757,765	3.00%, 01/01/2030	779,371
3,579,299	3.00%, 03/01/2037	3,680,872
1,606,283	3.00%, 05/25/2047	1,645,111
5,852,290	3.00%, 09/25/2047	6,024,595
4,951,156	3.00%, 06/25/2048	5,090,210
4,342,761	3.00%, 10/25/2048	4,505,513
4,202,872	3.00%, 08/25/2049	4,345,630
4,400,000	3.13%, 01/01/2030	4,699,216
248,646	3.24%, 12/01/2026	266,713
639,921	3.30%, 12/01/2026	687,947
536,483	3.41%, 11/01/2024	572,682
1,531,483	3.50%, 05/25/2027(5)	123,499
924,828	3.50%, 10/25/2027	76,708
888,041	3.50%, 05/25/2030(5)	87,237
319,888	3.50%, 08/25/2030(5)	29,815
741,501	3.50%, 02/25/2031(5)	54,558
658,016	3.50%, 09/25/2035(5)	80,176
1,394,892	3.50%, 10/01/2044	1,472,182
1,514,282	3.50%, 02/01/2045	1,578,995
3,005,171	3.50%, 09/01/2046	3,125,794
1,375,886	3.50%, 10/01/2046	1,431,399
683,942	3.50%, 10/25/2046(5)	131,301
1,023,831	3.50%, 11/01/2046	1,080,623
1,310,243	3.50%, 09/01/2047	1,370,197
4,741,351	3.50%, 11/25/2047	5,017,080
933,725	3.50%, 12/01/2047	977,366
5,544,560	3.50%, 01/01/2048	5,739,706
1,054,545	3.50%, 02/01/2048	1,101,153
1,488,612	3.50%, 02/25/2048	1,540,951
8,180,658	3.50%, 09/01/2057	8,611,277
4,296,237	3.50%, 05/01/2058	4,522,384
4,682,797	3.50%, 12/25/2058	4,927,288
496,146	4.00%, 06/01/2025	516,940
1,997,031	4.00%, 05/25/2027(5)	157,674
1,733,617	4.00%, 01/25/2038(5)	253,136
2,634,335	4.00%, 10/01/2040	2,819,192
1,162,253	4.00%, 11/01/2040	1,243,300

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 46.3% - (continued)
	Mortgage-Backed Agencies - 46.3% - (continued)
	FNMA - 7.4% - (continued)
$856,684	4.00%, 12/01/2040	$916,396
416,103	4.00%, 02/01/2041	445,261
976,918	4.00%, 03/01/2041	1,045,511
3,064,732	4.00%, 06/01/2041	3,255,609
400,533	4.00%, 03/25/2042(5)	42,462
2,659,193	4.00%, 05/25/2042(5)	323,092
375,970	4.00%, 08/01/2042	401,262
845,014	4.00%, 09/01/2042	902,288
224,951	4.00%, 11/25/2042(5)	32,155
198,165	4.00%, 03/01/2045	209,490
1,010,902	4.00%, 07/01/2045	1,083,196
436,622	4.00%, 05/01/2046	460,006
1,085,879	4.00%, 06/01/2046	1,145,414
1,171,252	4.00%, 04/01/2047	1,254,750
7,992,073	4.00%, 07/01/2048	8,324,446
3,636,346	4.00%, 09/01/2048	3,785,321
9,244,830	4.00%, 11/01/2048	9,597,395
4,179,306	4.00%, 02/01/2049	4,351,275
282,367	4.50%, 08/01/2024	294,073
19,274	4.50%, 04/01/2025	20,213
394,767	4.50%, 07/25/2027(5)	31,749
709,855	4.50%, 09/01/2035	768,018
190,470	4.50%, 08/01/2040	206,918
2,187,134	4.50%, 10/01/2040	2,370,675
952,589	4.50%, 10/01/2041	1,032,356
894,780	4.50%, 09/01/2043	969,682
5,826,906	4.50%, 01/01/2051	6,237,927
364	5.00%, 12/01/2019	375
94,929	5.00%, 01/01/2022	97,774
214,676	5.00%, 04/25/2038	232,204
6,924,999	5.00%, 12/01/2048	7,394,081
3,240,002	5.00%, 02/01/2049	3,462,685
1,300,837	5.00%, 03/01/2049	1,392,556
84,551	5.00%, 04/01/2049	90,329
1,000,100	5.00%, 08/01/2049	1,067,585
189,942	5.47%, 05/25/2042(4)(5)	18,374
1,240	5.50%, 05/01/2020	1,244
172,334	5.50%, 06/01/2022	176,437
131,476	5.50%, 06/01/2033	146,742
526,420	5.50%, 07/01/2033	587,464
36,012	5.50%, 08/01/2033	39,451
1,865,759	5.50%, 11/01/2035	2,101,842
443,747	5.50%, 04/01/2036	499,590
386,127	5.50%, 04/25/2037	438,386
707,127	5.50%, 11/01/2037	793,944
984,297	5.50%, 06/25/2042(5)	217,523
1,553,529	5.50%, 09/25/2044(5)	335,281
1,039,360	5.50%, 07/25/2045	222,257
9,430	6.00%, 11/01/2031	10,420
137,858	6.00%, 12/01/2032	155,073
178,744	6.00%, 03/01/2033	205,573
402,568	6.00%, 02/01/2037	461,379
246,280	6.00%, 12/01/2037	282,476
143,063	6.00%, 03/01/2038	164,634
105,276	6.00%, 10/01/2038	120,633
2,331,686	6.00%, 01/25/2042(5)	398,889
1,446,600	6.00%, 09/25/2047(5)	340,004
2,111	7.50%, 12/01/2029	2,202
11,361	7.50%, 03/01/2030	13,415
11,634	7.50%, 09/01/2031	11,860

		165,124,184

	GNMA - 13.7%
1,653,568	1.75%, 09/20/2043	1,633,251
1,650,143	2.00%, 01/20/2042	1,642,221

The accompanying notes are an integral part of these financial statements.

160

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 46.3% - (continued)
	Mortgage-Backed Agencies - 46.3% - (continued)
	GNMA - 13.7% - (continued)
$1,419,753	2.50%, 12/16/2039	$1,451,428
2,428,848	2.50%, 07/20/2041	2,483,240
694,908	3.00%, 09/20/2028(5)	53,256
164,185	3.00%, 11/15/2042	169,649
475,815	3.00%, 02/16/2043(5)	68,372
151,174	3.00%, 06/15/2043	156,161
125,007	3.00%, 07/15/2043	128,707
168,360	3.00%, 10/15/2044	173,532
213,987	3.00%, 02/15/2045	220,696
109,077	3.00%, 03/15/2045	112,487
613,479	3.00%, 04/15/2045	632,674
133,083	3.00%, 06/15/2045	137,046
4,959,837	3.00%, 07/15/2045	5,108,323
1,282,636	3.00%, 10/20/2047	1,313,596
36,200,000	3.00%, 11/01/2049(21)	37,263,344
93,700,000	3.00%, 12/01/2049(21)	96,408,642
288,182	3.50%, 02/16/2027(5)	23,027
710,047	3.50%, 03/20/2027(5)	62,187
743,485	3.50%, 07/20/2040(5)	59,619
1,050,851	3.50%, 02/20/2041	88,541
1,852,278	3.50%, 04/20/2042	174,534
413,371	3.50%, 05/15/2042	437,465
2,822,360	3.50%, 10/20/2042(5)	500,338
1,188,314	3.50%, 12/15/2042	1,253,537
1,107,075	3.50%, 03/15/2043	1,167,832
917,450	3.50%, 04/15/2043	967,939
3,086,441	3.50%, 05/15/2043	3,248,558
365,528	3.50%, 05/20/2043(5)	70,410
1,395,866	3.50%, 07/20/2043(5)	175,535
8,911,661	3.50%, 08/20/2047	9,282,537
34,812,000	3.50%, 11/01/2049(21)	36,128,329
204,072	4.00%, 12/16/2026	17,365
2,797,080	4.00%, 05/20/2029(5)	245,537
2,108,510	4.00%, 09/20/2040	2,245,520
268,746	4.00%, 10/20/2040	285,336
575,038	4.00%, 12/20/2040	622,769
249,130	4.00%, 05/16/2042(5)	36,150
540,639	4.00%, 03/20/2043(5)	85,872
187,900	4.00%, 01/20/2044(5)	39,464
1,917,880	4.00%, 03/20/2047(5)	292,815
2,963,279	4.00%, 07/20/2047(5)	454,695
1,073,570	4.00%, 11/20/2047	1,138,307
4,498,107	4.00%, 03/20/2048	4,721,420
4,769,707	4.00%, 04/20/2049	4,963,196
58,015,000	4.00%, 11/01/2049(21)	60,326,535
32,143	4.50%, 07/15/2033	34,554
90,346	4.50%, 05/15/2040	98,863
463,804	4.50%, 06/15/2041	504,255
1,315,663	4.50%, 06/20/2044	1,413,309
1,104,401	4.50%, 10/20/2044	1,184,168
801,237	4.50%, 04/20/2045	168,020
1,007,223	4.50%, 01/20/2046	1,076,169
935,000	4.50%, 11/01/2049(21)	978,828
2,246,929	5.00%, 02/16/2040(5)	442,156
727,573	5.00%, 06/15/2041	816,114
895,504	5.00%, 10/16/2041(5)	156,180
1,142,472	5.00%, 03/15/2044	1,280,601
1,633,792	5.00%, 06/20/2046(5)	261,432
542,277	5.00%, 01/16/2047(5)	118,158
5,200,000	5.00%, 12/01/2049(21)	5,564,609
434,211	5.50%, 05/15/2033	485,454
37,520	5.50%, 06/15/2035	42,126
44,952	5.50%, 04/15/2038	48,427
1,645,803	5.50%, 03/20/2039(5)	326,425

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 46.3% - (continued)
	Mortgage-Backed Agencies - 46.3% - (continued)
	GNMA - 13.7% - (continued)
$1,522,030	5.50%, 02/16/2047(5)	$358,926
921,437	5.50%, 02/20/2047(5)	167,401
1,000,000	5.50%, 11/01/2049(21)	1,073,138
1,729,743	5.85%, 07/20/2039(4)(5)	358,665
65,595	6.00%, 02/15/2029	72,497
109,628	6.00%, 11/15/2032	125,438
117,274	6.00%, 02/15/2033	129,613
23,776	6.00%, 07/15/2033	26,338
36,768	6.00%, 10/15/2034	40,636
234,506	6.00%, 03/15/2036	261,667
4,398	6.00%, 05/15/2036	5,045
102,198	6.00%, 10/15/2036	116,572
56,672	6.00%, 01/15/2037	64,825
114,742	6.00%, 02/15/2037	131,653
198,244	6.00%, 06/15/2037	226,906
72,826	6.00%, 11/15/2037	81,075
60,170	6.00%, 06/15/2038	67,478
100,628	6.00%, 08/15/2038	113,700
201,329	6.00%, 10/15/2038	226,924
136,498	6.00%, 11/15/2038	153,073
80,323	6.00%, 12/15/2038	90,064
66,191	6.00%, 01/15/2039	74,518
2,700	6.00%, 03/15/2039	2,984
153,479	6.00%, 04/15/2039	169,628
241,767	6.00%, 08/15/2039	267,205
5,851	6.00%, 09/15/2039	6,467
34,640	6.00%, 11/15/2039	39,093
28,334	6.00%, 06/15/2040	31,319
1,983,417	6.00%, 09/20/2040(5)	409,172
138,106	6.00%, 12/15/2040	158,598
449,999	6.00%, 06/15/2041	516,166
1,439,613	6.00%, 02/20/2046(5)	350,448
13,246	6.50%, 09/15/2028	14,669
2,111	6.50%, 10/15/2028	2,338
4,460	6.50%, 12/15/2028	4,939
39,041	6.50%, 05/15/2029	44,327
64,175	6.50%, 08/15/2031	71,071
3,606	6.50%, 09/15/2031	3,993
37,249	6.50%, 10/15/2031	41,251
124,937	6.50%, 11/15/2031	138,362
25,303	6.50%, 01/15/2032	28,021
18,784	6.50%, 03/15/2032	20,802
6,328	6.50%, 04/15/2032	7,008

		299,565,855

	UMBS - 19.6%
41,705,000	2.50%, 11/01/2034(21)	42,153,003
9,560,000	3.00%, 11/01/2034(21)	9,788,917
106,507,000	3.00%, 11/01/2049(21)	108,225,385
121,900,000	3.00%, 12/01/2049(21)	123,740,191
49,205,000	3.50%, 11/01/2049(21)	50,519,696
35,395,000	3.50%, 12/01/2049(21)	36,347,625
19,317,500	4.00%, 11/01/2049(21)	20,046,434
28,455,000	4.50%, 12/01/2049(21)	29,953,930
3,836,500	5.00%, 12/01/2049(21)	4,105,954

		424,881,135

	Total U.S. Government Agencies (cost $1,002,941,691)	$1,011,571,231

The accompanying notes are an integral part of these financial statements.

161

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 25.2%
		U.S. Treasury Securities - 25.2%
		U.S. Treasury Bonds - 10.4%
	$5,060,000	2.25%, 08/15/2046(18)	$5,130,761
	18,100,000	2.50%, 02/15/2046(18)(22)	19,270,844
	23,034,000	2.88%, 11/15/2046(18)(23)	26,346,037
	10,575,000	3.13%, 02/15/2043	12,464,042
	55,100,000	3.13%, 08/15/2044	65,289,196
	16,140,000	3.13%, 05/15/2048	19,395,110
	53,695,000	3.38%, 05/15/2044	66,147,626
	10,330,000	3.63%, 02/15/2044	13,202,224

			227,245,840

		U.S. Treasury Notes - 14.8%
	28,302,138	0.38%, 07/15/2027(24)	28,811,965
	14,333,549	0.63%, 01/15/2026(24)	14,719,780
	9,774,497	0.88%, 01/15/2029(24)	10,395,647
	3,502,189	1.00%, 02/15/2049(24)	3,937,872
	25,270,000	1.63%, 02/15/2026	25,313,433
	78,645,000	2.38%, 08/15/2024	81,655,629
	14,430,000	2.38%, 05/15/2029	15,304,819
	36,165,000	2.63%, 02/15/2029	39,100,581
	34,130,000	2.75%, 08/31/2025	36,345,784
	30,700,000	2.88%, 08/15/2028(18)	33,724,429
	30,325,000	3.13%, 11/15/2028	34,005,460

			323,315,399

			550,561,239

		Total U.S. Government Securities (cost $523,904,171)	$550,561,239

COMMON STOCKS - 0.0%
		Energy - 0.0%
	38,914	Ascent Resources - Marcellus LLC Class A*(19)(20)	$77,828
	13,623	Philadelphia Energy Solutions Class A*	1,703
	8,492	Templar Energy LLC Class A*	—

			79,531

		Total Common Stocks (cost $312,530)	$79,531

PREFERRED STOCKS - 0.0%
		Banks - 0.0%
	469	U.S. Bancorp Series A, 3.50%(2)(9)	$397,414

		Total Preferred Stocks (cost $332,990)	$397,414

WARRANTS - 0.0%
		Energy - 0.0%
	10,075	Ascent Resources - Marcellus LLC Expires 3/30/23*(19)(20)	$101

		Total Warrants (cost $806)	$101

		Total Long-Term Investments (cost $2,744,373,775)	$2,806,237,586

SHORT-TERM INVESTMENTS - 3.6%
		Commercial Paper - 0.3%
CAD	300,000	Bank of Montreal 1.80%, 01/06/2020(11)	$227,015
	$250,000	Boeing Co. 2.23%, 03/04/2020(11)	248,381
		CNPC Finance
	250,000	0.00%, 11/01/2019(11)	250,000
	250,000	2.25%, 01/28/2020(11)	248,900
	700,000	Electricite de France S.A. 2.17%, 01/15/2020(11)	696,888

Shares or Principal Amount			Market Value†

SHORT-TERM INVESTMENTS - 3.6% - (continued)
		Commercial Paper - 0.3% - (continued)
CAD	490,000	Enbridge Pipelines, Inc 1.78%, 11/12/2019(11)	$371,812
	100,000	Enbridge Pipelines, Inc. 1.81%, 11/14/2019(11)	75,872
		Enel Finance America
	$750,000	2.19%, 11/12/2019(11)	749,461
	250,000	2.38%, 01/16/2020(11)	248,873
	250,000	2.41%, 01/16/2020(11)	248,873
	250,000	ENI Finance USA, Inc. 2.19%, 02/03/2020(11)	248,654
	500,000	Ford Motor Credit Co. 3.23%, 04/20/2020(11)	493,134
	250,000	General Motors Financial Co., Inc. 2.37%, 01/15/2020(11)	248,590
	250,000	Korea Development Bank 2.65%, 12/02/2019(11)	249,421
		Province of Alberta
CAD	500,000	1.70%, 01/02/2020(11)	378,472
	500,000	1.70%, 01/02/2020(11)	378,472
	200,000	Province of Saskatchewan 1.64%, 11/20/2019(11)	151,712
	215,000	Royal Bank of Canada 1.80%, 01/06/2020(11)	162,694

			5,677,224

		Foreign Government Obligations - 0.0%
	$440,000	Credit Agricole Corporate and Investment Bank 2.54%, 09/24/2020, 3 mo. USD LIBOR + 0.400%(2)	440,577
CAD	400,000	Newfoundland Treasury Bill 1.73%, 01/09/2020(11)	302,665

			743,242

		Other Investment Pools & Funds - 3.0%
	65,741,625	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(25)	65,741,625

		Securities Lending Collateral - 0.3%
	356,842	Citibank NA DDCA, 1.80%, 11/1/2019(25)	356,842
	5,006,560	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(25)	5,006,560
	80,314	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(25)	80,314
	664,106	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(25)	664,106
	964,863	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(25)	964,863
	64,160	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(25)	64,160

			7,136,845

		Total Short-Term Investments (cost $79,289,469)	$79,298,936

Total Investments Excluding Purchased Options (cost $2,823,663,244)	132.1%	$2,885,536,522

Total Purchased Options (cost $2,433,115)	0.1%	$2,486,282

Total Investments (cost $2,826,096,359)	132.2%	$2,888,022,804
Other Assets and Liabilities	(32.2)%	(703,153,658)

Total Net Assets	100.0%	$2,184,869,146

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by

The accompanying notes are an integral part of these financial statements.

162

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $533,678,494, representing 24.4% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2019. Base lending rates may be subject to a floor or cap.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	Securities disclosed are interest-only strips.

(6)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $16,981,812 at October 31, 2019.

(7)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $34,724,825, representing 1.6% of net assets.

(8)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(9)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(10)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2019. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(11)	The rate shown represents current yield to maturity.
(12)	Security is a zero-coupon bond.

(13)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2019.

(14)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(15)

This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2019, the aggregate value of the unfunded commitment was $90,177, which rounds to 0.0% of total net assets.

(16)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(17)	Securities disclosed are principal-only strips.

(18)	All, or a portion of the security, was pledged as collateral in connection with OTC swap contracts. As of October 31, 2019, the market value of securities pledged was $1,404,109.

(19)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2019, the aggregate fair value of these securities was $1,319,920, which represented 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(20)	Investment valued using significant unobservable inputs.

(21)	Represents or includes a TBA transaction.

(22)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2019, the market value of securities pledged was $2,714,953.

(23)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2019, the market value of securities pledged was $17,976,933.

(24)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(25)	Current yield as of period end.

OTC Swaption Contracts Outstanding at October 31, 2019
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 07/20/48*	CITI	2.91%	Pay	07/18/28	USD	3,250,000	3,250,000	$693,875	$379,925	$313,950
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	BCLY	2.45%	Pay	08/02/27	USD	1,650,000	1,650,000	364,980	237,911	127,069
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	JPM	2.45%	Receive	08/02/27	USD	2,500,000	2,500,000	553,000	256,750	296,250
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 09/24/59*	DEUT	1.85%	Pay	09/20/29	USD	1,100,000	1,100,000	174,460	179,850	(5,390)

Total Calls								$1,786,315	$1,054,436	$731,879

The accompanying notes are an integral part of these financial statements.

163

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2019

OTC Swaption Contracts Outstanding at October 31, 2019 – (continued)
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts – (continued):
Puts
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 07/20/48*	CITI	2.91%	Receive	07/18/28	USD	3,250,000	3,250,000	$160,095	$379,925	$(219,830)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	BCLY	2.45%	Receive	08/02/27	USD	1,650,000	1,650,000	144,672	324,904	(180,232)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	JPM	2.45%	Pay	08/02/27	USD	2,500,000	2,500,000	219,200	494,000	(274,800)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 09/24/59*	DEUT	1.85%	Receive	09/20/29	USD	1,100,000	1,100,000	176,000	179,850	(3,850)

Total Puts								$699,967	$1,378,679	$(678,712)

Total purchased swaption contracts								$2,486,282	$2,433,115	$53,167

*	Swaptions with forward premiums.

Futures Contracts Outstanding at October 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	510	12/31/2019	$109,956,796	$168,241
U.S. Treasury 5-Year Note Future	576	12/31/2019	68,661,000	224,000
U.S. Treasury Long Bond Future	21	12/19/2019	3,388,875	55,098
U.S. Treasury Ultra Bond Future	14	12/19/2019	2,656,500	(21,995)

Total				$425,344

Short position contracts:
Euro BUXL 30-Year Bond Future	10	12/06/2019	$2,341,683	$141,275
U.S. Treasury 10-Year Note Future	41	12/19/2019	5,342,172	503
U.S. Treasury 10-Year Ultra Future	734	12/19/2019	104,308,281	1,409,329

Total				$1,551,107

Total futures contracts				$1,976,451

TBA Sale Commitments Outstanding at October 31, 2019
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
UMBS, 3.00%	$12,995,000	11/01/2034	$(13,306,169)	$13,706
UMBS, 3.00%	11,293,000	11/01/2049	(11,475,201)	(895)
UMBS, 4.00%	15,100,000	11/01/2049	(15,669,789)	3,538
UMBS, 5.50%	5,650,000	11/01/2049	(6,090,598)	13,168

Total (proceeds receivable $46,571,274)			$(46,541,757)	$29,517

At October 31, 2019, the aggregate market value of TBA Sale Commitments represents (2.1)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at October 31, 2019
Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.06	CSI	USD	2,039	(0.18%)	07/25/45	Monthly	$31	$—	$36	$5
ABX.HE.AAA.07	GSC	USD	679,917	(0.09%)	08/25/37	Monthly	143,524	—	16,085	(127,439)
ABX.HE.AAA.07	CSI	USD	1,474,706	(0.09%)	08/25/37	Monthly	357,934	—	34,887	(323,047)

The accompanying notes are an integral part of these financial statements.

164

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2019

OTC Credit Default Swap Contracts Outstanding at October 31, 2019 – (continued)
Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices – (continued):
Buy protection – (continued):
ABX.HE.AAA.07-1	GSC	USD	155,232	(0.09%)	08/25/37	Monthly	$32,600	$—	$3,672	$(28,928)
ABX.HE.PENAAA.06	MSC	USD	208,848	(0.11%)	05/25/46	Monthly	22,668	—	12,508	(10,160)
ABX.HE.PENAAA.06	JPM	USD	690,145	(0.11%)	05/25/46	Monthly	74,728	—	41,330	(33,398)
ABX.HE.PENAAA.06	GSC	USD	563,698	(0.11%)	05/25/46	Monthly	138,826	—	33,758	(105,068)
PrimeX.ARM.2(20)	MSC	USD	119,381	(4.58%)	12/25/37	Monthly	—	(247)	(571)	(324)

Total							$770,311	$(247)	$141,705	$(628,359)

Sell protection:
ABX.HE.AAA.06	MSC	USD	2,003	0.18%	07/25/45	Monthly	$—	$—	$(35)	$(35)
ABX.HE.AAA.07	MSC	USD	679,917	0.09%	08/25/37	Monthly	6,002	—	(16,085)	(22,087)
ABX.HE.AAA.07	MSC	USD	1,474,705	0.09%	08/25/37	Monthly	13,099	—	(34,887)	(47,986)
ABX.HE.AAA.07-1	MSC	USD	155,232	0.09%	08/25/37	Monthly	1,379	—	(3,672)	(5,051)
ABX.HE.PENAAA.06	BCLY	USD	1,455,784	0.11%	05/25/46	Monthly	—	(36,189)	(87,185)	(50,996)
CMBX.NA.AAA.12	MSC	USD	13,105,000	0.50%	08/17/61	Monthly	—	(105,778)	(28,050)	77,728
CMBX.NA.BB.6	CSI	USD	2,680,000	5.00%	05/11/63	Monthly	—	(532,387)	(412,917)	119,470
CMBX.NA.BB.6	CSI	USD	1,835,000	5.00%	05/11/63	Monthly	—	(318,844)	(282,215)	36,629
CMBX.NA.BB.6	CSI	USD	1,830,000	5.00%	05/11/63	Monthly	—	(317,975)	(281,446)	36,529
CMBX.NA.BB.6	CSI	USD	1,830,000	5.00%	05/11/63	Monthly	—	(317,975)	(281,446)	36,529
CMBX.NA.BB.6	CSI	USD	1,830,000	5.00%	05/11/63	Monthly	—	(317,975)	(281,446)	36,529
CMBX.NA.BB.6	GSC	USD	243,000	5.00%	05/11/63	Monthly	—	(42,340)	(37,372)	4,968
CMBX.NA.BB.8	MSC	USD	3,099,000	5.00%	10/17/57	Monthly	—	(813,020)	(326,332)	486,688
CMBX.NA.BB.8	GSC	USD	2,890,000	5.00%	10/17/57	Monthly	—	(678,829)	(305,127)	373,702
CMBX.NA.BB.8	GSC	USD	1,625,000	5.00%	10/17/57	Monthly	—	(424,364)	(171,116)	253,248
CMBX.NA.BB.8	MSC	USD	1,485,000	5.00%	10/17/57	Monthly	—	(400,554)	(156,374)	244,180
CMBX.NA.BB.8	MSC	USD	1,270,000	5.00%	10/17/57	Monthly	—	(342,062)	(133,734)	208,328
CMBX.NA.BB.8	GSC	USD	890,000	5.00%	10/17/57	Monthly	—	(246,682)	(93,719)	152,963
CMBX.NA.BB.8	CSI	USD	530,000	5.00%	10/17/57	Monthly	—	(139,036)	(55,810)	83,226
CMBX.NA.BBB-.6	MSC	USD	360,000	3.00%	05/11/63	Monthly	—	(29,955)	(30,625)	(670)
CMBX.NA.BBB-.6	MSC	USD	3,725,000	3.00%	05/11/63	Monthly	—	(533,787)	(316,880)	216,907
CMBX.NA.BBB-.6	DEUT	USD	1,270,000	3.00%	05/11/63	Monthly	—	(183,915)	(108,037)	75,878
CMBX.NA.BBB-.6	GSC	USD	2,790,000	3.00%	05/11/63	Monthly	—	(300,147)	(237,573)	62,574
CMBX.NA.BBB-.6	CSI	USD	815,000	3.00%	05/11/63	Monthly	—	(110,170)	(69,467)	40,703
PrimeX.ARM.2*	JPM	USD	119,381	4.58%	12/25/37	Monthly	4,274	—	571	(3,703)

Total							$24,754	$(6,191,984)	$(3,750,979)	$2,416,251

Total traded indices							$795,065	$(6,192,231)	$(3,609,274)	$1,787,892

Total OTC contracts							$795,065	$(6,192,231)	$(3,609,274)	$1,787,892

*	See Note 20 following the schedule of investments.

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2019
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.IG.32.V1	USD	44,952,000	(1.00%)	06/20/24	Quarterly	$(818,531)	$(1,087,499)	$(268,968)

Credit default swaps on indices:
Sell protection:
CDX.EM.32.V1	USD	42,925,000	1.00%	12/20/24	Quarterly	$(2,132,734)	$(1,943,392)	$189,342
CDX.NA.HY.33.V1	USD	17,505,000	5.00%	12/20/24	Quarterly	1,012,993	1,345,947	332,954

Total						$(1,119,741)	$(597,445)	$522,296

Total						$(1,938,272)	$(1,684,944)	$253,328

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

165

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2019
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
12 Mo. Federal Funds Rate	1.00% Fixed	USD	6,875,000	09/29/26	Annual	$144,094	$—	$127,054	$(17,040)
12 Mo. Federal Funds Rate	1.63% Fixed	USD	10,705,000	11/14/26	Annual	—	—	(188,000)	(188,000)
1.72% Fixed	3 Mo. USD LIBOR	USD	3,750,000	10/29/29	Semi-Annual	—	—	(40,724)	(40,724)
1.72% Fixed	3 Mo. USD LIBOR	USD	7,275,000	10/29/29	Semi-Annual	—	—	(82,406)	(82,406)
1.73% Fixed	3 Mo. USD LIBOR	USD	12,100,000	10/29/29	Semi-Annual	—	—	(143,849)	(143,849)
1.76% Fixed	3 Mo. USD LIBOR	USD	6,050,000	10/30/29	Semi-Annual	—	—	(93,317)	(93,317)
1.77% Fixed	3 Mo. USD LIBOR	USD	5,480,000	10/30/29	Semi-Annual	—	—	(85,038)	(85,038)
1.77% Fixed	3 Mo. USD LIBOR	USD	5,550,000	10/30/29	Semi-Annual	—	—	(88,460)	(88,460)
1.77% Fixed	3 Mo. USD LIBOR	USD	6,050,000	10/30/29	Semi-Annual	—	—	(95,864)	(95,864)
2.36% Fixed	3 Mo. USD LIBOR	USD	23,590,000	04/09/24	Semi-Annual	—	—	(891,295)	(891,295)
2.36% Fixed	3 Mo. USD LIBOR	USD	24,530,000	04/09/24	Semi-Annual	—	—	(930,556)	(930,556)
3 Mo. USD LIBOR	2.00% Fixed	USD	12,225,000	03/21/23	Semi-Annual	39,020	—	(198,072)	(237,092)
3 Mo. USD LIBOR	1.51% Fixed	USD	13,805,000	04/09/24	Semi-Annual	—	—	(12,266)	(12,266)
3 Mo. USD LIBOR	2.36% Fixed	USD	25,205,000	04/09/24	Semi-Annual	—	—	(953,413)	(953,413)
3 Mo. USD LIBOR	2.36% Fixed	USD	33,610,000	04/09/24	Semi-Annual	—	—	(1,268,411)	(1,268,411)
3 Mo. USD LIBOR	1.86% Fixed	USD	15,090,000	06/21/24	Semi-Annual	—	—	(318,708)	(318,708)
3 Mo. USD LIBOR	2.75% Fixed	USD	15,675,000	12/20/47	Semi-Annual	—	(330,077)	(3,567,885)	(3,237,808)
3 Mo. USD LIBOR	2.88% Fixed	USD	1,200,000	12/31/48	Semi-Annual	—	—	(319,124)	(319,124)
3 Mo. USD LIBOR	2.87% Fixed	USD	600,000	01/28/49	Semi-Annual	—	—	(157,933)	(157,933)
3 Mo. USD LIBOR	2.39% Fixed	USD	1,350,000	05/31/49	Semi-Annual	—	—	(200,520)	(200,520)
3 Mo. USD LIBOR	2.26% Fixed	USD	4,575,000	06/21/49	Semi-Annual	—	—	(537,292)	(537,292)
3 Mo. USD LIBOR	1.79% Fixed	USD	490,000	09/24/49	Semi-Annual	—	—	459	459

Total						$183,114	$(330,077)	$(10,045,620)	$(9,898,657)

OTC Total Return Swap Contracts Outstanding at October 31, 2019
Reference Entity	Counterparty	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
iBoxx USD Liquid Investment Grade Index	MSC	USD	19,630,000	(1.00%)	12/20/19	Quarterly	$—	$—	$950,912	$950,912

Foreign Currency Contracts Outstanding at October 31, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
51,660,000	EGP	2,970,673	USD	GSC	03/18/20	$116,831	$—
5,156,000	EUR	5,744,282	USD	BNP	11/29/19	16,986	—
4,188,000	EUR	4,675,037	USD	SSG	11/29/19	4,596	—
753,000	EUR	834,189	USD	CBK	12/18/19	8,585	—
8,000	GBP	10,280	USD	BCLY	11/29/19	92	—
14,709,113	USD	21,436,000	AUD	SSG	01/31/20	—	(101,447)
128,988	USD	170,000	CAD	BOA	11/01/19	—	(84)
382,566	USD	500,000	CAD	BNP	11/04/19	2,941	—
91,084	USD	120,000	CAD	CBK	11/04/19	—	(26)
5,269,673	USD	6,952,000	CAD	RBS	11/05/19	—	(8,647)
371,618	USD	490,000	CAD	RBS	11/12/19	—	(421)
76,175	USD	100,000	CAD	GSC	11/14/19	248	—
151,364	USD	200,000	CAD	BMO	11/20/19	—	(491)
564,869	USD	750,000	CAD	BNP	11/20/19	—	(4,587)
686,954	USD	900,000	CAD	GSC	12/02/19	3,578	—
761,533	USD	1,000,000	CAD	RBC	12/03/19	2,218	—
75,539	USD	100,000	CAD	BNP	12/16/19	—	(404)
208,668	USD	275,000	CAD	MSC	01/02/20	—	(208)
378,992	USD	500,000	CAD	BNP	01/02/20	—	(782)
752,053	USD	1,000,000	CAD	JPM	01/02/20	—	(7,495)
227,390	USD	300,000	CAD	HSBC	01/06/20	—	(477)
161,547	USD	215,000	CAD	RBS	01/06/20	—	(1,757)
305,812	USD	400,000	CAD	MSC	01/09/20	1,988	—
380,831	USD	500,000	CAD	CBK	01/14/20	1,046	—

The accompanying notes are an integral part of these financial statements.

166

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Foreign Currency Contracts Outstanding at October 31, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
10,769,259	USD	14,045,000	CAD	SSG	01/31/20	$100,658	$—
459,633	USD	600,000	CAD	MSC	02/19/20	3,874	—
201,823	USD	265,000	CAD	MSC	03/09/20	530	—
371,469	USD	495,000	CAD	SSG	03/09/20	—	(4,531)
76,465	USD	100,000	CAD	HSBC	03/30/20	506	—
174,039	USD	230,000	CAD	DEUT	05/22/20	—	(655)
312,325	USD	415,000	CAD	NAB	05/22/20	—	(2,884)
338,389	USD	450,000	CAD	HSBC	06/01/20	—	(3,393)
167,403	USD	220,000	CAD	CBK	08/14/20	343	—
226,199	USD	300,000	CAD	MSC	08/14/20	—	(1,610)
129,296	USD	170,000	CAD	MSC	09/18/20	212	—
189,058	USD	165,000	EUR	MSC	11/15/19	4,847	—
13,158,566	USD	11,837,000	EUR	CBK	11/29/19	—	(67,990)
1,784,845	USD	1,621,000	EUR	MSC	12/18/19	—	(29,414)
15,332,473	USD	13,826,000	EUR	JPM	12/18/19	—	(141,888)
609,843	USD	550,000	EUR	JPM	01/14/20	—	(6,892)
188,111	USD	170,000	EUR	MSC	01/31/20	—	(2,699)
184,573	USD	165,000	EUR	MSC	03/13/20	—	(1,090)
10,307	USD	8,000	GBP	SSG	11/29/19	—	(65)
294,035	USD	227,000	GBP	JPM	12/18/19	—	(514)
431,871	USD	335,000	GBP	BMO	12/18/19	—	(2,816)
195,004	USD	20,750,000	JPY	BCLY	11/05/19	2,801	—
3,809,782	USD	401,250,000	JPY	JPM	11/12/19	91,598	—
740,834	USD	78,000,000	JPY	CBK	11/12/19	18,047	—
3,109,473	USD	328,000,000	JPY	MSC	11/18/19	69,022	—
3,809,921	USD	399,250,000	JPY	MSC	11/25/19	107,530	—
236,357	USD	25,000,000	JPY	JPM	12/02/19	4,415	—
281,638	USD	29,950,000	JPY	JPM	12/09/19	3,596	—
1,396,139	USD	150,100,000	JPY	JPM	12/16/19	1,795	—
227,836	USD	24,350,000	JPY	JPM	01/08/20	1,247	—
935,356	USD	100,000,000	JPY	CBK	01/17/20	4,323	—
761,750	USD	82,150,000	JPY	CBK	01/27/20	—	(3,534)
220,943	USD	23,850,000	JPY	JPM	02/03/20	—	(1,314)
331,650	USD	35,000,000	JPY	MSC	03/10/20	4,799	—
10,142,468	USD	16,144,000	NZD	JPM	11/29/19	—	(213,869)

Total						$579,252	$(611,984)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$537,564,533	$—	$537,564,533	$—
Corporate Bonds	551,805,695	—	551,805,695	—
Foreign Government Obligations	83,265,952	—	83,265,952	—
Municipal Bonds	21,370,552	—	21,370,552	—
Senior Floating Rate Interests	49,621,338	—	49,621,338	—
U.S. Government Agencies	1,011,571,231	—	1,010,329,240	1,241,991
U.S. Government Securities	550,561,239	—	550,561,239	—
Common Stocks
Energy	79,531	—	1,703	77,828
Preferred Stocks	397,414	397,414	—	—
Warrants	101	—	—	101
Short-Term Investments	79,298,936	72,878,470	6,420,466	—
Purchased Options	2,486,282	—	2,486,282	—
Foreign Currency Contracts(2)	579,252	—	579,252	—
Futures Contracts(2)	1,998,446	1,998,446	—	—
Swaps - Credit Default(2)	3,069,080	—	3,069,080	—
Swaps - Interest Rate(2)	459	—	459	—
Swaps - Total Return(2)	950,912	—	950,912	—

Total	$2,894,620,953	$75,274,330	$2,818,026,703	$1,319,920

The accompanying notes are an integral part of these financial statements.

167

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Description	Total	Level 1	Level 2	Level 3(1)
Liabilities
Foreign Currency Contracts(2)	$(611,984)	$—	$(611,984)	$—
Futures Contracts(2)	(21,995)	(21,995)	—	—
Swaps - Credit Default(2)	(1,027,860)	—	(1,023,833)	(4,027)
Swaps - Interest Rate(2)	(9,899,116)	—	(9,899,116)	—
TBA Sale Commitments	(46,541,757)	—	(46,541,757)	—

Total	$(58,102,712)	$(21,995)	$(58,076,690)	$(4,027)

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

168

The Hartford World Bond Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 7.8%
	Bermuda - 0.1%
$2,976,000	Bellemeade Re Ltd. 3.82%, 04/25/2029, 1 mo. USD LIBOR + 2.000%(1)(2)	$2,969,057
1,550,000	Radnor RE Ltd. 3.07%, 02/25/2029, 1 mo. USD LIBOR + 1.250%(1)(2)	1,549,178

		4,518,235

	Canada - 0.1%
785,000	Canadian Pacer Auto Receivables Trust 3.63%, 01/19/2024(1)	808,923
	Master Credit Card Trust
175,000	3.74%, 07/21/2024(1)	179,687
3,278,000	3.80%, 01/21/2022(1)	3,303,367
1,499,000	4.02%, 07/21/2022(1)	1,517,928

		5,809,905

	Cayman Islands - 1.4%
2,960,000	ALM XVIII Ltd. 3.65%, 01/15/2028, 3 mo. USD LIBOR + 1.650%(1)(2)	2,953,287
3,030,000	Apidos CLO 3.45%, 07/18/2027, 3 mo. USD LIBOR + 1.450%(1)(2)	3,010,232
3,250,000	Atrium XII 3.60%, 04/22/2027, 3 mo. USD LIBOR + 1.650%(1)(2)	3,186,563
1,330,000	Bain Capital Credit CLO 3.74%, 07/25/2030, 3 mo. USD LIBOR + 1.800%(1)(2)	1,326,287
1,335,000	BlueMountain CLO Ltd. 4.14%, 11/20/2028, 1 mo. USD LIBOR + 2.000%(1)(2)	1,286,088
2,350,000	BSPRT Issuer Ltd. 2.96%, 09/15/2035, 3 mo. USD LIBOR + 1.050%(1)(2)	2,349,974
2,000,000	Carbone CLO Ltd. 3.77%, 01/20/2031, 3 mo. USD LIBOR + 1.800%(1)(2)	1,895,554
2,500,000	Carlyle Global Market Strategies CLO Ltd. 3.40%, 04/17/2031, 3 mo. USD LIBOR + 1.400%(1)(2)	2,457,817
2,350,000	Carlyle U.S. CLO Ltd. 3.40%, 01/15/2030, 3 mo. USD LIBOR + 1.400%(1)(2)	2,305,921
1,850,000	Cent CLO Ltd. 4.29%, 07/27/2030, 3 mo. USD LIBOR + 2.350%(1)(2)	1,807,448
1,015,000	Covenant Credit Partners CLO Ltd. 3.85%, 10/15/2029, 3 mo. USD LIBOR + 1.850%(1)(2)	1,010,310
1,000,000	Dryden CLO Ltd. 4.40%, 07/15/2030, 3 mo. USD LIBOR + 2.400%(1)(2)	985,089
2,285,000	Falcon Aerospace Ltd. 3.60%, 09/15/2039(1)	2,284,914
2,937,500	Highbridge Loan Management Ltd. 3.74%, 02/05/2031, 3 mo. USD LIBOR + 1.450%(1)(2)	2,889,205
	LCM L.P.
1,040,000	3.37%, 04/20/2028, 3 mo. USD LIBOR + 1.400%(1)(2)	1,025,365
2,240,000	3.92%, 10/20/2027, 3 mo. USD LIBOR + 1.950%(1)(2)	2,180,609
	LCM XXV Ltd.
3,010,000	3.18%, 07/20/2030, 3 mo. USD LIBOR + 1.210%(1)(2)	3,005,157
3,948,000	3.62%, 07/20/2030, 3 mo. USD LIBOR + 1.650%(1)(2)	3,899,688
900,000	Mach I 3.47%, 10/15/2039(1)	895,358
	Madison Park Funding Ltd.
3,940,000	2.92%, 04/19/2030, 3 mo. USD LIBOR + 0.950%(1)(2)	3,924,335
1,000,000	3.57%, 10/21/2030, 3 mo. USD LIBOR + 1.600%(1)(2)	982,631
1,750,000	3.87%, 04/20/2026, 3 mo. USD LIBOR + 1.900%(1)(2)	1,750,180
3,000,000	3.87%, 04/19/2030, 3 mo. USD LIBOR + 1.900%(1)(2)	2,906,133

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 7.8% - (continued)
	Cayman Islands - 1.4% - (continued)
$2,935,000	Northwoods Capital Ltd. 3.46%, 06/20/2029, 3 mo. USD LIBOR + 1.300%(1)(2)	$2,921,012
	Octagon Investment Partners Ltd.
2,140,000	3.85%, 01/22/2030, 3 mo. USD LIBOR + 1.900%(1)(2)	2,027,485
2,765,000	4.19%, 10/24/2030, 3 mo. USD LIBOR + 2.250%(1)(2)	2,679,050
3,250,000	Octagon Loan Funding Ltd. 3.82%, 11/18/2031, 3 mo. USD LIBOR + 1.700%(1)(2)	3,220,093
1,500,000	OZLM Ltd. 3.84%, 04/15/2031(1)	1,426,380
1,000,000	Stewart Park CLO Ltd. 3.80%, 01/15/2030, 3 mo. USD LIBOR + 1.800%(1)(2)	959,931
941,071	Thunderbolt Aircraft Lease 4.15%, 09/15/2038(1)(3)	967,943
	Voya CLO Ltd.
3,692,000	3.25%, 04/17/2030, 3 mo. USD LIBOR + 1.250%(1)(2)	3,680,954
2,390,000	4.20%, 10/15/2031, 3 mo. USD LIBOR + 2.200%(1)(2)	2,313,178
1,295,000	4.25%, 10/18/2031, 3 mo. USD LIBOR + 2.250%(1)(2)	1,244,152
1,015,000	Westcott Park CLO Ltd. 4.22%, 07/20/2028, 3 mo. USD LIBOR + 2.250%(1)(2)	999,404
3,975,000	Zais CLO Ltd. 3.53%, 10/15/2028, 3 mo. USD LIBOR + 1.530%(1)(2)	3,961,592

		76,719,319

	United States - 6.2%
1,669,244	Aaset Trust 3.84%, 05/15/2039(1)	1,686,631
1,034,811	Ajax Mortgage Loan Trust 3.16%, 09/25/2056(1)(4)	1,038,793
1,231	Alternative Loan Trust 6.00%, 05/25/2036	997
	Angel Oak Mortgage Trust LLC
205,001	2.71%, 11/25/2047(1)(4)	204,591
3,374,000	2.92%, 10/25/2049(1)(4)	3,377,996
3,589,026	2.93%, 05/25/2059(1)(4)	3,610,341
2,703,157	2.99%, 07/26/2049(1)(4)	2,722,930
430,935	3.26%, 04/27/2048(1)(4)	432,515
947,626	3.50%, 07/25/2046(1)(3)	951,338
610,000	BAMLL Commercial Mortgage Securities Trust 3.62%, 09/15/2034, 1 mo. USD LIBOR + 1.700%(1)(2)	611,908
2,263,000	Banc of America Commercial Mortgage Trust 4.91%, 07/15/2049(4)	2,469,586
1,115,000	BBCMS Mortgage Trust 2.64%, 03/15/2037, 1 mo. USD LIBOR + 0.722%(1)(2)	1,112,476
	Bellemeade Re Ltd.
1,789,431	3.12%, 03/25/2029, 1 mo. USD LIBOR + 1.300%(1)(2)	1,790,813
5,470,000	3.77%, 07/25/2029, 1 mo. USD LIBOR + 1.950%(1)(2)	5,466,726
	Benchmark Mortgage Trust
21,283,975	0.54%, 07/15/2051(4)(5)	750,731
2,775,218	1.05%, 03/15/2052(4)(5)	224,051
2,450,000	BF NYT Mortgage Trust 4.41%, 11/15/2035, 1 mo. USD LIBOR + 2.500%(1)(2)	2,465,310
	BX Commercial Mortgage Trust
1,405,649	3.71%, 11/15/2035, 1 mo. USD LIBOR + 1.800%(1)(2)	1,410,057
3,975,000	4.00%, 10/15/2036, 1 mo. USD LIBOR + 2.000%(1)(2)	3,979,982
	CAMB Commercial Mortgage Trust
895,000	3.67%, 12/15/2037, 1 mo. USD LIBOR + 1.750%(1)(2)	900,593
1,880,000	4.07%, 12/15/2037, 1 mo. USD LIBOR + 2.150%(1)(2)	1,896,493

The accompanying notes are an integral part of these financial statements.

169

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 7.8% - (continued)
	United States - 6.2% - (continued)
$7,107,238	Cantor Commercial Real Estate 1.14%, 05/15/2052	$604,851
1,994,000	CarMax Auto Owner Trust 3.46%, 10/16/2023	2,025,796
	Citigroup Commercial Mortgage Trust
1,120,000	4.68%, 01/10/2036(1)	1,201,651
1,865,000	4.75%, 01/10/2036(1)(4)	1,985,780
2,107,250	Citigroup Mortgage Loan Trust 3.23%, 11/25/2070(1)	2,107,241
	COLT Mortgage Loan Trust
2,815,673	2.58%, 11/25/2049(1)(4)	2,819,599
223,825	2.93%, 02/25/2048(1)(4)	223,992
489,232	3.87%, 10/26/2048(1)(4)	492,642
1,750,000	COMM Mortgage Trust 2.82%, 06/15/2034, 1 mo. USD LIBOR + 0.900%(1)(2)	1,750,546
25,350,575	Commercial Mortgage Trust 0.62%, 02/10/2047(4)(5)	575,428
	Connecticut Avenue Securities Trust
2,275,000	3.92%, 10/25/2039, 1 mo. USD LIBOR + 2.100%(1)(2)(6)	2,274,599
3,700,000	3.97%, 09/25/2031, 1 mo. USD LIBOR + 2.150%(1)(2)	3,712,180
4,445,000	4.12%, 08/25/2031, 1 mo. USD LIBOR + 2.300%(1)(2)	4,471,923
3,660,000	4.27%, 07/25/2031, 1 mo. USD LIBOR + 2.450%(1)(2)	3,688,805
	CSAIL Commercial Mortgage Trust
11,387,039	0.62%, 08/15/2051(4)(5)	503,889
49,672,352	0.77%, 06/15/2057(4)(5)	1,707,497
14,141,434	0.86%, 04/15/2050(4)(5)	505,254
748,000	4.89%, 11/15/2051(4)	836,537
	CSMC Trust
960,335	3.25%, 04/25/2047(1)(4)	967,279
1,606,997	3.50%, 08/25/2043(1)(4)	1,639,288
586,664	DBUBS Mortgage Trust 0.70%, 11/10/2046(1)(4)(5)	2,568
	Deephaven Residential Mortgage Trust
386,463	2.98%, 12/25/2057(1)(4)	386,659
1,470,472	3.56%, 04/25/2059(1)(4)	1,482,198
2,020,245	4.08%, 10/25/2058(1)(4)	2,042,784
2,450,000	Domino’s Pizza Master Issuer LLC 3.08%, 07/25/2047(1)	2,458,967
	Eagle RE Ltd.
1,445,781	3.52%, 11/25/2028, 1 mo. USD LIBOR + 1.700%(1)(2)	1,448,105
875,000	3.62%, 04/25/2029, 1 mo. USD LIBOR + 1.800%(1)(2)	877,140
1,315,000	ExteNet LLC 3.20%, 07/26/2049(1)	1,327,703
	Fannie Mae Connecticut Avenue Securities
3,250,000	3.82%, 03/25/2031, 1 mo. USD LIBOR + 2.000%(2)	3,255,718
2,375,000	3.92%, 06/25/2039, 1 mo. USD LIBOR + 2.100%(1)	2,382,063
2,820,000	3.97%, 10/25/2030, 1 mo. USD LIBOR + 2.150%(2)	2,835,211
3,000,000	4.02%, 08/25/2030, 1 mo. USD LIBOR + 2.200%(2)	3,023,157
3,310,000	4.07%, 07/25/2030, 1 mo. USD LIBOR + 2.250%(2)	3,342,132
3,105,000	4.17%, 01/25/2031, 1 mo. USD LIBOR + 2.350%(2)	3,135,774
3,000,000	4.37%, 12/25/2030, 1 mo. USD LIBOR + 2.550%(2)	3,043,166
4,770,000	4.62%, 02/25/2030, 1 mo. USD LIBOR + 2.800%(2)	4,865,209
764,485	4.72%, 07/25/2024, 1 mo. USD LIBOR + 2.900%(2)	794,548

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 7.8% - (continued)
	United States - 6.2% - (continued)
$1,730,000	4.82%, 10/25/2029, 1 mo. USD LIBOR + 3.000%(2)	$1,800,351
245,000	5.37%, 07/25/2029, 1 mo. USD LIBOR + 3.550%(2)	256,486
3,636,000	6.07%, 01/25/2029, 1 mo. USD LIBOR + 4.250%(2)	3,838,147
4,400,967	6.12%, 02/25/2025, 1 mo. USD LIBOR + 4.300%(2)	4,657,389
3,131,231	6.17%, 05/25/2029, 1 mo. USD LIBOR + 4.350%(2)	3,286,328
1,028,323	6.22%, 01/25/2024, 1 mo. USD LIBOR + 4.400%(2)	1,115,464
657,424	6.37%, 02/25/2025, 1 mo. USD LIBOR + 4.550%(2)	679,305
1,875,000	6.67%, 10/25/2029, 1 mo. USD LIBOR + 4.850%(2)	2,117,336
745,115	6.72%, 11/25/2024, 1 mo. USD LIBOR + 4.900%(2)	811,633
2,300,042	6.82%, 11/25/2024, 1 mo. USD LIBOR + 5.000%(2)	2,451,165
2,264,534	6.82%, 07/25/2025, 1 mo. USD LIBOR + 5.000%(2)	2,406,130
903,357	7.07%, 10/25/2023, 1 mo. USD LIBOR + 5.250%(2)	995,235
1,945,000	7.32%, 09/25/2029, 1 mo. USD LIBOR + 5.500%(2)	2,269,784
4,046,756	7.37%, 04/25/2028, 1 mo. USD LIBOR + 5.550%(2)	4,312,099
1,800,818	7.52%, 04/25/2028, 1 mo. USD LIBOR + 5.700%(2)	1,968,064
4,028,787	7.72%, 10/25/2028, 1 mo. USD LIBOR + 5.900%(2)	4,347,428
1,894,554	8.77%, 08/25/2028, 1 mo. USD LIBOR + 6.950%(2)	2,055,488
1,483,817	FCI Funding LLC 3.63%, 02/18/2031(1)	1,494,018
2,039,588	Five Guys Funding LLC 4.60%, 07/25/2047(1)	2,147,136
1,507,113	Freddie Mac Strips 5.00%, 09/15/2036(5)	264,371
	FREMF Mortgage Trust
2,753,000	3.49%, 11/25/2023(1)(4)	2,802,763
3,500,000	3.72%, 10/25/2048(1)(4)	3,599,429
1,855,000	3.76%, 07/25/2026(1)(4)	1,891,485
830,000	3.86%, 10/25/2052(1)(4)	845,848
2,000,000	3.88%, 02/25/2050(1)(4)	2,085,267
3,309,000	3.94%, 06/25/2049(1)(4)	3,450,238
880,000	3.97%, 07/25/2052(1)(4)	915,714
920,000	3.98%, 04/25/2051(1)(4)	956,218
2,200,000	3.98%, 05/25/2050(1)(4)	2,304,186
2,175,000	4.04%, 07/25/2027(1)(4)	2,288,065
1,546,000	4.05%, 06/25/2029(1)	1,599,230
2,180,000	4.08%, 09/25/2025(1)(4)	2,261,570
385,000	4.31%, 02/25/2052(1)(4)	411,435
762,000	4.38%, 02/25/2052(1)(4)	818,601
1,818,065	GCAT LLC 2.99%, 02/25/2059(1)(3)	1,826,930
3,155,000	GM Financial Automobile Leasing Trust 3.95%, 05/22/2023	3,210,655
	GS Mortgage Securities Corp. Trust
1,923,795	3.36%, 07/15/2025, 1 mo. USD LIBOR + 1.450%(1)(2)	1,924,989
3,125,000	3.37%, 09/15/2031, 1 mo. USD LIBOR + 1.450%(1)(2)	3,114,231
	GS Mortgage Securities Trust
3,603,531	0.97%, 02/10/2052(4)(5)	269,915
9,660,156	1.04%, 05/10/2050(4)(5)	657,180
673,000	2.80%, 09/01/2052(1)	599,169

The accompanying notes are an integral part of these financial statements.

170

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 7.8% - (continued)
	United States - 6.2% - (continued)
	Hertz Vehicle Financing II L.P.
$840,000	3.29%, 02/25/2024(1)	$861,600
2,990,000	3.42%, 05/25/2025(1)	3,099,482
2,940,000	3.71%, 03/25/2023(1)	3,030,801
1,435,516	Home Re Ltd. 3.42%, 10/25/2028, 1 mo. USD LIBOR + 1.600%(1)	1,436,261
	Horizon Aircraft Finance Ltd.
1,890,000	3.43%, 11/15/2039(1)	1,889,955
1,601,161	4.46%, 12/15/2038(1)	1,654,809
447,262	JP Morgan Mortgage Trust 3.00%, 09/25/2044(1)(4)	447,221
	JPMBB Commercial Mortgage Securities Trust
52,741,224	0.66%, 09/15/2047(4)(5)	1,276,654
3,655,000	4.20%, 09/15/2047(4)	3,944,377
1,651,000	KNSQ Mortgage Trust 3.72%, 05/15/2036, 1 mo. USD LIBOR + 1.800%(1)(2)	1,651,012
4,150,000	Legacy Mortgage Asset Trust 3.25%, 06/25/2059(1)(3)	4,152,117
	LSTAR Securities Investment Ltd.
2,438,277	3.53%, 04/01/2024, 1 mo. USD LIBOR + 1.500%(1)(2)	2,430,424
3,295,708	3.53%, 05/01/2024, 1 mo. USD LIBOR + 1.500%(1)(2)	3,291,211
	LSTAR Securities Investment Trust
364,854	3.53%, 04/01/2024, 1 mo. USD LIBOR + 1.500%(1)(2)	363,657
1,224,346	3.73%, 03/01/2024, 1 mo. USD LIBOR + 1.700%(1)(2)	1,220,417
2,430,583	MFA Trust 3.35%, 11/25/2047(1)(3)	2,452,606
12,464,082	Morgan Stanley Bank of America Merrill Lynch Trust 1.03%, 10/15/2048(4)(5)	600,159
8,928,714	Morgan Stanley Capital I Trust 1.44%, 06/15/2050(4)(5)	674,087
840,000	Mosaic Solar Loans LLC 2.88%, 09/20/2040(1)	839,713
1,305,000	MSCG Trust 3.10%, 10/15/2037, 1 mo. USD LIBOR + 1.180%(1)(2)	1,307,447
1,615,000	MTRO Commercial Mortgage Trust 3.72%, 12/15/2033, 1 mo. USD LIBOR + 1.800%(1)(2)	1,614,996
809,388	Nationstar HECM Loan Trust 2.65%, 06/25/2029(1)(4)	809,457
	Natixis Commercial Mortgage Securities Trust
800,000	4.32%, 01/15/2043(1)(4)	835,011
2,637,500	4.77%, 06/17/2038(1)(4)	2,828,098
1,025,226	New Residential Mortgage LLC 4.09%, 07/25/2054(1)	1,042,908
	New Residential Mortgage Loan Trust
3,759,664	2.80%, 07/25/2049(1)(4)	3,772,250
380,188	3.25%, 09/25/2056(1)(4)	389,262
1,449,741	3.60%, 04/25/2049(1)	1,469,187
1,325,218	3.75%, 11/26/2035(1)(4)	1,376,461
714,611	3.75%, 05/28/2052(1)(4)	742,473
1,362,317	4.00%, 02/25/2057(1)(4)	1,429,839
1,585,393	4.00%, 03/25/2057(1)(4)	1,665,935
1,444,406	4.00%, 05/25/2057(1)(4)	1,516,610
	NRZ Excess Spread-Collateralized Notes
609,881	3.19%, 01/25/2023(1)	612,608
273,075	3.27%, 02/25/2023(1)	274,312
615,000	OneMain Financial Issuance Trust 4.57%, 02/20/2029(1)	621,076
1,678,050	Planet Fitness Master Issuer LLC 4.26%, 09/05/2048(1)	1,713,172

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 7.8% - (continued)
	United States - 6.2% - (continued)
	PMT Credit Risk Transfer Trust
$2,216,207	4.05%, 03/27/2024, 1 mo. USD LIBOR + 2.000%(1)(2)	$2,210,716
1,125,000	4.16%, 08/27/2024, 1 mo. USD LIBOR + 2.700%(1)(2)	1,125,018
	Preston Ridge Partners Mortgage Trust LLC
1,669,738	3.35%, 07/25/2024(1)(3)	1,672,630
1,409,322	4.00%, 08/25/2023(1)(4)	1,417,249
1,246,939	4.48%, 10/25/2023(1)(4)	1,261,270
3,437,985	Pretium Mortgage Credit Partners LLC 3.11%, 07/27/2059(1)(3)	3,434,781
3,505,000	Santander Retail Auto Lease Trust 3.66%, 05/20/2024(1)	3,559,286
1,833,042	Sonic Capital LLC 4.03%, 02/20/2048(1)	1,903,137
1,903,635	Starwood Mortgage Residential Trust 4.38%, 10/25/2048(1)	1,944,787
1,116,446	Store Master Funding LLC 3.96%, 10/20/2048(1)	1,180,666
	Structured Agency Credit Risk Trust
1,310,000	3.07%, 02/25/2047, 1 mo. USD LIBOR + 1.250%(1)(2)	1,312,167
930,000	3.92%, 09/25/2048, 1 mo. USD LIBOR + 2.100%(1)(2)	933,314
	Towd Point Mortgage Trust
1,069,265	3.25%, 07/25/2058(1)(4)	1,102,509
590,631	3.75%, 05/25/2058(1)(4)	613,547
710,372	3.75%, 11/25/2058(1)(4)	716,222
1,195,000	Toyota Auto Loan Extended Note Trust 2.56%, 11/25/2031(1)	1,223,428
1,560,000	US Mortgage Trust 4.49%, 05/13/2038(1)(4)	1,655,607
	Vantage Data Centers Issuer LLC
1,068,217	3.19%, 07/15/2044(1)	1,083,897
1,878,167	4.07%, 02/16/2043(1)	1,951,075
	Vericrest Opportunity Loan Trust
3,005,450	3.18%, 10/25/2049(1)(3)	3,002,579
4,980,000	3.28%, 11/25/2049(1)(3)	4,979,840
1,669,875	3.35%, 08/25/2049(1)(3)	1,672,052
3,433,818	3.35%, 09/25/2049(1)(3)	3,436,984
1,822,705	3.97%, 02/25/2049(1)(3)	1,828,330
	Verus Securitization Trust
206,672	2.93%, 02/25/2048(1)(4)	206,873
3,145,000	3.00%, 11/25/2059(1)(3)	3,147,002
3,773,000	Visio Trust 2.72%, 11/25/2054(1)(4)	3,784,502
2,446,128	VOLT LXXII LLC 4.21%, 10/26/2048(1)(3)	2,447,858
4,970,000	VOLT LXXX LLC 3.23%, 10/25/2049(1)(3)	4,972,855
2,122,190	Wave USA 3.60%, 09/15/2044(1)	2,120,690
	Wells Fargo Bank N.A.
7,787,443	0.84%, 09/15/2061(4)(5)	531,634
3,715,072	0.97%, 02/15/2052(4)(5)	267,013
10,385,462	1.04%, 04/15/2052(4)(5)	850,135
348,000	2.50%, 09/15/2061(1)	286,812
1,440,000	4.65%, 11/15/2061(4)	1,595,708
	Wells Fargo Commercial Mortgage Trust
2,000,000	3.07%, 08/15/2049(4)	1,969,963
1,550,000	3.60%, 12/15/2048(4)	1,574,231
	Westlake Automobile Receivables Trust
975,000	3.28%, 12/15/2022(1)	986,011
2,250,000	4.00%, 01/16/2024(1)	2,313,093
3,790,000	4.53%, 05/15/2023(1)	3,878,967
11,698,551	WF-RBS Commercial Mortgage Trust 1.22%, 03/15/2047(4)(5)	472,086
1,348,225	Wingstop Funding LLC 4.97%, 12/05/2048(1)	1,405,484

		326,378,885

	Total Asset & Commercial Mortgage Backed Securities (cost $410,844,546)	$413,426,344

The accompanying notes are an integral part of these financial statements.

171

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 6.4%
		Canada - 0.4%
	$2,600,000	1011778 BC ULC / New Red Finance, Inc. 5.00%, 10/15/2025(1)	$2,665,000
		Bausch Health Cos., Inc.
	1,310,000	5.88%, 05/15/2023(1)	1,329,650
	3,570,000	6.13%, 04/15/2025(1)	3,706,106
	250,000	7.00%, 03/15/2024(1)	261,544
		Bombardier, Inc.
	1,045,000	6.13%, 01/15/2023(1)	1,016,263
	2,120,000	7.88%, 04/15/2027(1)	1,998,100
	2,790,000	goeasy Ltd. 7.88%, 11/01/2022(1)	2,898,112
		MEG Energy Corp.
	1,130,000	6.38%, 01/30/2023(1)	1,067,850
	1,160,000	6.50%, 01/15/2025(1)	1,206,400
	4,110,000	Tervita Corp. 7.63%, 12/01/2021(1)	4,058,625

			20,207,650

		Cayman Islands - 0.1%
	1,560,000	Noble Holding International Ltd. 7.88%, 02/01/2026(1)	1,029,600
	3,950,000	Park Aerospace Holdings Ltd. 5.25%, 08/15/2022(1)	4,206,553
	3,585,000	Transocean, Inc. 6.80%, 03/15/2038	2,209,256

			7,445,409

		France - 0.4%
		Altice France S.A.
EUR	5,610,000	2.50%, 01/15/2025(1)	6,277,792
	4,555,000	3.38%, 01/15/2028(1)	5,089,588
	$4,585,000	5.50%, 01/15/2028(1)	4,670,969
		La Financiere Atalian SASU
EUR	1,430,000	4.00%, 05/15/2024(1)	1,060,275
	1,325,000	4.00%, 05/15/2024(7)	982,423

			18,081,047

		Ireland - 0.1%
		Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
	$685,000	5.25%, 08/15/2027(1)	702,125
EUR	2,450,000	6.75%, 05/15/2024(7)	2,869,218
	520,000	LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(1)	533,650

			4,104,993

		Jersey - 0.0%
EUR	1,605,000	Adient Global Holdings Ltd. 3.50%, 08/15/2024(7)	1,503,575

		Luxembourg - 0.7%
	$3,970,000	Altice Financing S.A. 7.50%, 05/15/2026(1)	4,218,125
EUR	1,045,000	Altice Luxembourg S.A. 8.00%, 05/15/2027(7)	1,277,818
	2,790,000	ARD Finance S.A. (6.63% Cash, 7.38% PIK) 6.63%, 09/15/2023(8)	3,220,751
		Medtronic Global Holdings SCA
	17,480,000	0.00%, 03/07/2021(9)	19,541,447
	7,880,000	1.00%, 07/02/2031	9,084,912
	1,203,000	Rossini S.a.r.l. 3.88%, 10/30/2025, 3 mo. EURIBOR + 3.875%(1)(2)	1,357,383

			38,700,436

		Mult - 0.1%
	$1,645,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.13%, 08/15/2026(1)	1,663,013
		Panther BF Aggregator 2 L.P. / Panther Finance Co., Inc.
EUR	1,115,000	4.38%, 05/15/2026(1)	1,252,886
	$2,110,000	8.50%, 05/15/2027(1)	2,125,825

			5,041,724

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 6.4% - (continued)
		Netherlands - 0.2%
	$1,415,000	Constellium SE 5.88%, 02/15/2026(1)	$1,475,137
EUR	2,090,000	Diamond (BC) B.V. 5.63%, 08/15/2025(7)	2,133,310
	2,565,000	LKQ European Holdings B.V. 3.63%, 04/01/2026(7)	2,978,749
		Teva Pharmaceutical Finance Netherlands B.V.
	$3,430,000	2.80%, 07/21/2023	2,966,950
	1,970,000	6.75%, 03/01/2028(10)	1,767,321
EUR	510,000	Trivium Packaging Finance B.V. 3.75%, 08/15/2026(1)	590,759

			11,912,226

		Spain - 0.2%
	$1,600,000	Banco Bilbao Vizcaya Argentaria S.A. 6.13%, 11/16/2027, (6.13% fixed rate until 11/16/2027; 5 year USD Swap + 3.870% thereafter)(11)(12)	1,574,000
EUR	1,600,000	Banco de Sabadell S.A. 6.13%, 11/23/2022, (6.13% fixed rate until 11/23/2022; 5 year EUR Swap + 6.051% thereafter)(7)(11)(12)	1,795,722
	4,155,000	Banco Santander S.A. 1.00%, 12/15/2024(4)(11)	4,118,530

			7,488,252

		Switzerland - 0.0%
	$1,995,000	Credit Suisse Group AG 6.25%, 12/18/2024, (6.25% fixed rate until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(7)(11)(12)	2,127,169

		United States - 4.2%
		Acrisure LLC / Acrisure Finance, Inc.
	1,600,000	7.00%, 11/15/2025(1)	1,464,000
	6,090,000	8.13%, 02/15/2024(1)	6,461,185
	1,050,000	10.13%, 08/01/2026(1)	1,086,750
	485,000	Adient U.S. LLC 7.00%, 05/15/2026(1)	510,463
	805,000	Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(1)	823,113
		American Axle & Manufacturing, Inc.
	305,000	6.25%, 04/01/2025	293,944
	820,000	6.50%, 04/01/2027(10)	776,950
	680,000	American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/2023(1)	699,380
		AmeriGas Partners L.P. / AmeriGas Finance Corp.
	342,000	5.50%, 05/20/2025	366,829
	411,000	5.75%, 05/20/2027	450,045
	3,177,000	5.88%, 08/20/2026	3,518,527
		APX Group, Inc.
	1,405,000	7.63%, 09/01/2023(10)	1,236,400
	2,815,000	7.88%, 12/01/2022	2,811,481
	1,050,000	8.75%, 12/01/2020(10)	1,034,250
	2,760,000	Berry Global, Inc. 4.88%, 07/15/2026(1)	2,901,450
	3,620,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(1)	3,556,650
	2,930,000	Boyd Gaming Corp. 6.38%, 04/01/2026	3,113,125
	1,285,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(1)	1,246,450
	410,000	Caesars Entertainment Corp. 5.00%, 10/01/2024	725,803
	265,000	California Resources Corp. 8.00%, 12/15/2022(1)	82,150
	1,025,000	Cardtronics, Inc. / Cardtronics USA, Inc. 5.50%, 05/01/2025(1)	1,058,313
	460,000	Catalent Pharma Solutions, Inc. 4.88%, 01/15/2026(1)	474,950
	4,110,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, 03/01/2025(1)	4,205,352

The accompanying notes are an integral part of these financial statements.

172

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 6.4% - (continued)
		United States - 4.2% - (continued)
	$990,000	Charles River Laboratories International, Inc. 4.25%, 05/01/2028(1)	$1,008,662
		Chesapeake Energy Corp.
	3,170,000	7.00%, 10/01/2024	2,139,750
	1,065,000	7.50%, 10/01/2026	681,600
	643,000	Cloud Crane LLC 10.13%, 08/01/2024(1)	679,169
	1,910,000	CNH Industrial Capital LLC 4.38%, 11/06/2020(10)	1,948,658
	1,500,000	Coty, Inc. 6.50%, 04/15/2026(1)(10)	1,536,870
	1,424,000	CSC Holdings LLC 10.88%, 10/15/2025(1)	1,606,927
	7,270,000	CVS Health Corp. 2.82%, 03/09/2021, 3 mo. USD LIBOR + 0.720%(2)	7,310,130
		Eldorado Resorts, Inc.
	1,480,000	6.00%, 04/01/2025	1,555,850
	535,000	6.00%, 09/15/2026	586,494
	2,570,000	Energy Transfer Operating L.P. 4.25%, 03/15/2023	2,693,935
	3,190,000	FelCor Lodging L.P. 6.00%, 06/01/2025	3,329,562
		Ferrellgas L.P. / Ferrellgas Finance Corp.
	1,336,000	6.50%, 05/01/2021(10)	1,122,240
	865,000	6.75%, 01/15/2022(10)	724,438
	2,025,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(1)	177,188
	2,260,000	Freedom Mortgage Corp. 8.13%, 11/15/2024(1)	2,118,750
	9,695,000	Freeport-McMoRan, Inc. 3.88%, 03/15/2023	9,840,425
		Genworth Holdings, Inc.
	210,000	4.80%, 02/15/2024	194,775
	1,425,000	4.90%, 08/15/2023	1,341,638
	1,475,000	7.63%, 09/24/2021	1,530,312
		Gray Television, Inc.
	1,785,000	5.13%, 10/15/2024(1)	1,849,706
	220,000	5.88%, 07/15/2026(1)	231,279
	1,800,000	HCA Healthcare, Inc. 6.25%, 02/15/2021	1,885,500
		HCA, Inc.
	3,450,000	5.38%, 09/01/2026	3,760,500
	2,530,000	7.50%, 11/15/2095	2,827,275
	2,025,000	Hill-Rom Holdings, Inc. 4.38%, 09/15/2027(1)	2,085,750
	1,545,000	iHeartCommunications, Inc. 5.25%, 08/15/2027(1)	1,593,976
	1,730,000	Infor U.S., Inc. 6.50%, 05/15/2022	1,753,787
EUR	2,755,000	IQVIA, Inc. 2.25%, 01/15/2028(1)	3,138,713
	$1,490,000	Jack Ohio Finance LLC / Jack Ohio Finance Corp. 6.75%, 11/15/2021(1)	1,521,662
	2,835,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(1)	3,012,187
	1,500,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	1,560,000
	4,110,000	L Brands, Inc. 5.63%, 02/15/2022	4,325,775
	17,660,000	Las Vegas Sands Corp. 3.20%, 08/08/2024	18,069,800
	1,255,000	Lithia Motors, Inc. 5.25%, 08/01/2025(1)	1,314,613
	1,025,000	MGIC Investment Corp. 5.75%, 08/15/2023	1,126,219
	7,680,000	Microchip Technology, Inc. 3.92%, 06/01/2021	7,860,597
	1,085,000	Micron Technology, Inc. 4.64%, 02/06/2024	1,166,667
		Navient Corp.
	1,300,000	5.88%, 03/25/2021	1,348,776
	6,435,000	6.63%, 07/26/2021	6,796,969
	4,160,000	7.25%, 01/25/2022	4,512,352
	2,880,000	NextEra Energy Operating Partners L.P. 4.25%, 07/15/2024(1)	2,958,336
		Novelis Corp.
	615,000	5.88%, 09/30/2026(1)	645,812
	1,700,000	6.25%, 08/15/2024(1)	1,780,750
	1,190,000	Penske Automotive Group, Inc. 3.75%, 08/15/2020	1,195,950

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 6.4% - (continued)
		United States - 4.2% - (continued)
		QEP Resources, Inc.
	$2,965,000	5.25%, 05/01/2023	$2,816,750
	1,800,000	5.63%, 03/01/2026(10)	1,611,000
	865,000	Radian Group, Inc. 4.50%, 10/01/2024	905,006
	3,070,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024	1,535,000
		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
	1,660,000	5.13%, 07/15/2023(1)	1,703,077
	645,000	7.00%, 07/15/2024(1)	667,575
	1,665,000	SBA Tower Trust 2.84%, 01/15/2025(1)	1,681,552
		Sinclair Television Group, Inc.
	1,055,000	5.13%, 02/15/2027(1)(10)	1,068,188
	3,090,000	5.63%, 08/01/2024(1)	3,182,700
		SM Energy Co.
	1,310,000	5.00%, 01/15/2024	1,159,350
	265,000	6.13%, 11/15/2022	252,413
	1,740,000	Springleaf Finance Corp. 7.75%, 10/01/2021	1,896,635
	1,775,000	Sprint Capital Corp. 8.75%, 03/15/2032	2,164,399
		Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC
	3,660,000	4.74%, 03/20/2025(1)	3,902,512
	4,660,000	5.15%, 03/20/2028(1)	5,073,295
	2,670,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(1)	2,856,900
	3,990,000	Starwood Property Trust, Inc. 3.63%, 02/01/2021	4,019,925
	1,410,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(1)	1,395,900
	4,150,000	Symantec Corp. 5.00%, 04/15/2025(1)	4,255,738
	3,160,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.75%, 06/01/2025(1)	3,250,850
	3,405,000	TransDigm, Inc. 5.50%, 11/15/2027(1)(6)	3,393,729
	410,000	TriMas Corp. 4.88%, 10/15/2025(1)	417,175
	6,190,000	United Rentals North America, Inc. 4.63%, 10/15/2025	6,329,275
	1,820,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(1)	691,600
	1,050,000	Weight Watchers International, Inc. 8.63%, 12/01/2025(1)(10)	1,081,500
	2,050,000	West Street Merger Sub, Inc. 6.38%, 09/01/2025(1)	1,952,625
	245,000	Western Digital Corp. 4.75%, 02/15/2026	250,366
	1,126,000	WMG Acquisition Corp. 5.50%, 04/15/2026(1)	1,182,300
	3,270,000	Xerox Corp. 4.13%, 03/15/2023	3,339,487

			223,384,706

		Total Corporate Bonds (cost $340,198,607)	$339,997,187

ESCROWS - 0.0%
		United States - 0.0%
	915,000	Berry Global, Inc.*(1)	$963,038

		Total Escrows (cost $915,000)	$963,038

FOREIGN GOVERNMENT OBLIGATIONS - 65.2%
		Australia - 3.0%
		Australia Government Bond
AUD	34,408,000	2.75%, 11/21/2027(7)	$26,752,527
	69,317,000	3.00%, 03/21/2047(7)	61,196,653
	21,903,000	4.75%, 04/21/2027(7)	19,105,548

The accompanying notes are an integral part of these financial statements.

173

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 65.2% - (continued)
		Australia - 3.0% - (continued)
	$73,019,000	New South Wales Treasury Corp. 1.00%, 02/08/2024	$50,091,292

			157,146,020

		Austria - 0.9%
EUR	32,668,000	Republic of Austria Government Bond 2.40%, 05/23/2034(1)(7)	48,566,461

		Canada - 22.6%
CAD	23,415,000	Billets A Terme Du Quebec Zero 0.01%, 03/26/2020	17,651,116
		Canadian Government Bond
	303,019,000	0.75%, 03/01/2021	227,539,178
	86,021,000	0.75%, 09/01/2021	64,384,149
	241,722,000	1.50%, 06/01/2026	184,494,945
	207,525,000	2.25%, 03/01/2024	162,859,305
	59,734,000	2.25%, 06/01/2029	48,726,907
	139,794,000	3.50%, 06/01/2020	107,244,743
		Canadian T-Bill - When Issued
	132,430,000	1.58%, 01/23/2020(13)	100,162,567
	222,960,000	1.60%, 01/09/2020(13)	168,737,604
		Ontario T-Bill
	9,365,000	1.57%, 08/26/2020(13)	7,005,441
	35,122,000	1.62%, 02/26/2020(13)	26,514,963
	20,925,000	Province of Manitoba Canada T-Bill 1.65%, 11/27/2019(13)	15,866,523
	18,732,000	Province of Saskatchewan 0.01%, 03/03/2020	14,137,675
		Quebec T-Bill
	21,073,000	1.61%, 02/14/2020(13)	15,918,267
	44,860,000	1.62%, 02/21/2020(13)	33,874,733
	9,366,000	1.62%, 02/28/2020(13)	7,070,047

			1,202,188,163

		Denmark - 15.8%
		Denmark Government Bond
DKK	3,519,786,000	0.25%, 11/15/2020	531,104,749
	1,344,491,000	4.00%, 11/15/2019	200,977,199
	723,788,000	Denmark Treasury Bill 0.76%, 12/02/2019(1)(7)(13)	108,110,982

			840,192,930

		Japan - 3.9%
		Japan Treasury Discount Bill
JPY	9,114,000,000	0.29%, 01/08/2020(13)	84,425,269
	13,499,600,000	0.30%, 01/20/2020(13)	125,060,901

			209,486,170

		New Zealand - 7.0%
		New Zealand Government Bond
NZD	174,139,000	2.75%, 04/15/2025(7)	121,803,749
NZD	54,167,000	2.75%, 04/15/2037(7)	40,263,623
	135,528,000	3.00%, 04/20/2029	99,840,108
	146,250,000	5.50%, 04/15/2023(7)	108,319,164

			370,226,644

		Singapore - 2.1%
		Singapore Government Bond
SGD	82,960,000	1.75%, 04/01/2022	61,144,469
	67,543,000	2.25%, 06/01/2021	50,129,124

			111,273,593

		South Korea - 5.7%
		Korea Treasury Bond
KRW	106,177,800,000	1.38%, 09/10/2024	90,263,574
	126,083,280,000	2.25%, 06/10/2025	111,668,219
	114,591,800,000	2.25%, 12/10/2025	101,664,681

			303,596,474

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 65.2% - (continued)
		Sweden - 4.2%
SEK	789,850,000	Kommuninvest I Sverige AB 1.00%, 11/13/2023(7)	$84,521,785
	1,225,990,000	Sweden Government Bond 0.75%, 11/12/2029(1)(7)	138,081,794

			222,603,579

		Total Foreign Government Obligations (cost $3,438,823,619)	$3,465,280,034

SENIOR FLOATING RATE INTERESTS - 3.1%(14)
		Canada - 0.1%
	$3,976,041	B.C. Unlimited Liability Co. 4.04%, 02/16/2024, 1 mo. USD LIBOR + 2.250%	$3,979,023

		Denmark - 0.0%
EUR	2,332,742	Nets Holding A/S 3.25%, 02/06/2025, 3 mo. EURIBOR + 3.250%	2,576,782

		France - 0.1%
	$4,388,747	Numericable Group S.A. 0.00%, 07/31/2025, 1 mo. USD LIBOR + 2.750%(9)	4,241,987

		Luxembourg - 0.1%
	3,697,059	Almonde, Inc. 5.70%, 06/13/2024, 3 mo. USD LIBOR + 3.500%	3,528,399

		Netherlands - 0.1%
	5,375,762	Jacobs Douwe Egberts International B.V. 3.81%, 11/01/2025, 3 mo. USD LIBOR + 1.750%	5,374,418

		United Kingdom - 0.1%
	5,127,907	Crown Finance U.S., Inc. 4.04%, 02/28/2025, 1 mo. USD LIBOR + 2.250%	5,055,091

		United States - 2.6%
	571,071	Advanced Drainage Systems, Inc. 4.06%, 07/31/2026, 1 mo. USD LIBOR + 2.250%	573,213
		Asurion LLC
	2,886,162	4.79%, 11/03/2023, 1 mo. USD LIBOR + 3.000%	2,889,250
	2,611,938	4.79%, 11/03/2024, 1 mo. USD LIBOR + 3.000%	2,613,583
	765,000	8.29%, 08/04/2025, 1 mo. USD LIBOR + 6.500%	768,060
	1,210,000	B&G Foods, Inc. 4.48%, 10/10/2026, 1 mo. USD LIBOR + 2.500%	1,213,787
	2,225,000	Bass Pro Group LLC 0.00%, 09/25/2024, 1 mo. USD LIBOR + 5.000%(9)	2,143,543
		BCP Raptor LLC
	3,192,976	6.04%, 06/24/2024, 2 mo. USD LIBOR + 4.250%	2,797,846
	3,216,938	6.54%, 11/03/2025, 1 mo. USD LIBOR + 4.750%	2,818,841
	1,215,000	Belron Finance U.S. LLC 0.00%, 11/07/2026, 1 mo. USD LIBOR + 2.500%(9)	1,214,623
	2,957,563	Blackhawk Network Holdings, Inc. 4.79%, 06/15/2025, 1 mo. USD LIBOR + 3.000%	2,927,987
	2,250,000	Brand Energy & Infrastructure Services, Inc. 0.00%, 06/21/2024, 3 mo. USD LIBOR + 4.250%(9)	2,182,500
	3,419,907	Caesars Entertainment Operating Co. 3.79%, 10/07/2024, 1 mo. USD LIBOR + 2.000%	3,417,787
	4,318,750	Caesars Resort Collection LLC 4.54%, 12/23/2024, 1 mo. USD LIBOR + 2.750%	4,251,723

The accompanying notes are an integral part of these financial statements.

174

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 3.1%(14) - (continued)
	United States - 2.6% - (continued)
$2,472,575	Catalent Pharma Solutions, Inc. 4.04%, 05/18/2026, 1 mo. USD LIBOR + 2.250%	$2,472,575
943,063	CHG PPC Parent LLC 4.54%, 03/31/2025, 1 mo. USD LIBOR + 2.750%	938,347
2,588,982	Clark Equipment Co. 4.10%, 05/18/2024, 3 mo. USD LIBOR + 2.000%	2,586,833
6,474,763	Core & Main LP 4.81%, 08/01/2024, 6 mo. USD LIBOR + 2.750%	6,320,987
571,511	Crown Americas LLC 4.00%, 04/03/2025, 1 Week USD LIBOR + 2.000%	573,797
1,762,688	CSC Holdings LLC 4.33%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	1,759,532
2,245,050	Diamond (BC) B.V. 4.93%, 09/06/2024, 2 mo. USD LIBOR + 3.000%	2,086,774
3,485,000	Dun & Bradstreet Corp. 6.80%, 02/06/2026, 1 mo. USD LIBOR + 5.000%	3,492,981
4,332,995	EVO Payments International LLC 5.05%, 12/22/2023, 1 mo. USD LIBOR + 3.250%	4,334,815
3,410,136	Flex Acquisition Co., Inc. 5.35%, 06/29/2025, 1 mo. USD LIBOR + 3.250%	3,221,624
246,250	Genworth Holdings, Inc. 6.32%, 03/07/2023, 1 mo. USD LIBOR + 4.500%	245,634
3,831,050	Golden Entertainment, Inc. 4.81%, 10/21/2024, 1 mo. USD LIBOR + 3.000%	3,833,464
3,433,735	Hostess Brands LLC 4.13%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	3,414,437
4,352,273	Houghton Mifflin Harcourt Publishing Co. 4.79%, 05/31/2021, 1 mo. USD LIBOR + 3.000%	4,314,190
6,461,563	Hub International Ltd. 4.94%, 04/25/2025, 2 mo. USD LIBOR + 3.000%	6,315,014
2,570,283	Hyland Software, Inc. 5.04%, 07/01/2024, 1 mo. USD LIBOR + 3.250%	2,551,006
2,723,525	Lamar Media Corp. 3.56%, 03/14/2025, 1 mo. USD LIBOR + 1.750%	2,729,490
4,075,000	Level 3 Financing, Inc. 4.04%, 02/22/2024, 1 mo. USD LIBOR + 2.250%	4,078,056
1,840,388	Lower Cadence Holdings LLC 5.80%, 05/22/2026, 1 mo. USD LIBOR + 4.000%	1,706,959
4,242,614	Medallion Midland Acquisition LLC 5.04%, 10/30/2024, 1 mo. USD LIBOR + 3.250%	3,977,450
845,750	Messer Industries GmbH 4.60%, 03/01/2026, 1 mo. USD LIBOR + 2.500%	838,011
1,391,238	Microchip Technology, Inc. 3.79%, 05/29/2025, 1 mo. USD LIBOR + 2.000%	1,392,977
	Post Holdings, Inc.
2,235,000	0.00%, 10/08/2026, 1 mo. USD LIBOR + 5.000%(9)	2,228,027
126,174	3.83%, 05/24/2024, 1 mo. USD LIBOR + 2.000%	126,261
	PSAV Holdings LLC
6,038,050	5.26%, 03/03/2025, 3 mo. USD LIBOR + 3.250%	5,800,332
2,930,000	6.49%, 09/30/2026, 1 mo. USD LIBOR + 4.500%	2,867,738
5,076,923	Quikrete Holdings, Inc. 4.54%, 11/15/2023, 1 mo. USD LIBOR + 2.750%	5,053,112
1,026,154	Rexnord LLC 3.79%, 08/21/2024, 1 mo. USD LIBOR + 2.000%	1,031,285

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 3.1%(14) - (continued)
	United States - 2.6% - (continued)
$4,118,240	Reynolds Group Holdings, Inc. 4.54%, 02/05/2023, 1 mo. USD LIBOR + 2.750%	$4,115,975
4,162,540	Sotera Health Holdings LLC 4.93%, 05/15/2022, 1 mo. USD LIBOR + 3.000%	4,084,492
4,325,000	Sprint Communications, Inc. 0.00%, 02/02/2024, 1 mo. USD LIBOR + 2.500%(9)	4,272,754
576,689	SS&C Technologies Holdings Europe S.a.r.l. 4.04%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	577,652
4,979,851	SS&C Technologies, Inc. 4.04%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	4,991,077
2,177,975	Syneos Health, Inc. 3.79%, 08/01/2024, 1 mo. USD LIBOR + 2.000%	2,178,432
1,635,000	Tamko Building Products, Inc. 5.09%, 06/01/2026, 1 mo. USD LIBOR + 3.250%	1,635,000
2,498,375	Trans Union LLC 4.04%, 06/19/2025, 1 mo. USD LIBOR + 2.000%	2,500,723
3,719,100	USI, Inc. 5.10%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	3,606,597
2,716,446	Weight Watchers International, Inc. 6.86%, 11/29/2024, 3 mo. USD LIBOR + 4.750%	2,710,334

		140,777,487

	Total Senior Floating Rate Interests (cost $167,498,093)	$165,533,187

U.S. GOVERNMENT AGENCIES - 3.2%
	United States - 3.2%
	FHLMC - 1.1%
31,919,110	0.29%, 11/25/2027(4)(5)	$680,452
3,690,853	1.72%, 09/25/2041(4)(5)	224,805
6,340,248	2.00%, 10/25/2044(4)(5)	856,671
11,435,000	2.01%, 02/25/2041(4)(5)	315,214
5,823,080	2.02%, 11/25/2029(4)(5)	904,192
1,479,915	2.02%, 01/25/2046(4)(5)	238,203
2,075,000	2.10%, 01/25/2030(4)(5)	344,440
7,245,592	2.11%, 06/25/2044(4)(5)	887,457
6,087,872	2.21%, 01/25/2042(4)(5)	513,671
1,070,000	2.32%, 01/25/2051(4)(5)	185,141
2,535,000	3.22%, 02/25/2049(1)	2,534,997
4,610,064	3.50%, 01/15/2033(5)	559,035
1,982,964	3.50%, 05/15/2036(5)	266,779
2,915,000	3.67%, 09/25/2049, 1 mo. USD LIBOR + 1.850%(1)(2)	2,910,775
885,000	3.87%, 04/25/2049, 1 mo. USD LIBOR + 2.050%(1)(2)	887,314
1,565,000	3.87%, 07/25/2049(1)	1,567,451
1,465,000	3.97%, 11/25/2048, 1 mo. USD LIBOR + 2.150%(1)(2)	1,466,489
3,000,000	4.12%, 09/25/2030, 1 mo. USD LIBOR + 2.300%(2)	3,021,979
1,130,000	4.12%, 10/25/2048, 1 mo. USD LIBOR + 2.300%(1)(2)	1,138,839
4,460,000	4.17%, 04/25/2030, 1 mo. USD LIBOR + 2.350%(2)	4,519,083
2,490,000	4.17%, 02/25/2049, 1 mo. USD LIBOR + 2.350%(1)(2)	2,506,349
853,512	4.27%, 12/25/2042, 1 mo. USD LIBOR + 2.450%(2)	862,968
1,960,000	4.27%, 03/25/2049, 1 mo. USD LIBOR + 2.450%(1)(2)	1,974,135

The accompanying notes are an integral part of these financial statements.

175

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 3.2% - (continued)
	United States - 3.2% - (continued)
	FHLMC - 1.1% - (continued)
$3,120,000	4.32%, 03/25/2030, 1 mo. USD LIBOR + 2.500%(2)	$3,182,459
2,737,000	4.47%, 12/25/2029, 1 mo. USD LIBOR + 2.650%(2)	2,809,347
1,885,000	4.47%, 01/25/2049, 1 mo. USD LIBOR + 2.650%(1)(2)	1,909,483
1,010,801	5.00%, 02/15/2048(5)	196,784
1,835,000	5.12%, 10/25/2027, 1 mo. USD LIBOR + 3.300%(2)	1,950,592
256,935	5.62%, 03/25/2025, 1 mo. USD LIBOR + 3.800%(2)	263,867
1,267,517	6.47%, 10/25/2028, 1 mo. USD LIBOR + 4.650%(2)	1,358,259
3,454,816	6.52%, 03/25/2028, 1 mo. USD LIBOR + 4.700%(2)	3,654,798
2,775,000	6.57%, 12/25/2029, 1 mo. USD LIBOR + 4.750%(2)	3,122,464
1,650,000	6.77%, 07/25/2029, 1 mo. USD LIBOR + 4.950%(2)	1,866,658
3,065,000	6.97%, 11/25/2028, 1 mo. USD LIBOR + 5.150%(2)	3,358,466
1,675,000	6.97%, 10/25/2029, 1 mo. USD LIBOR + 5.150%(2)	1,922,640

		54,962,256

	FNMA - 0.2%
6,263,785	3.00%, 01/25/2028	473,951
5,797,928	3.50%, 04/25/2028(5)	474,441
1,995,000	3.82%, 07/25/2039, 1 mo. USD LIBOR + 2.000%(1)(2)	1,998,673
1,990,000	3.92%, 09/25/2039, 1 mo. USD LIBOR + 2.100%(1)(2)	1,993,397
4,955,601	4.00%, 01/25/2028(5)	450,979
1,739,482	4.00%, 04/25/2032(5)	222,006
4,475,000	4.22%, 04/25/2031, 1 mo. USD LIBOR + 2.400%(1)(2)	4,511,145
2,661,895	5.50%, 09/25/2044(5)	574,488
1,217,679	5.50%, 06/25/2048	237,107
550,000	5.57%, 09/25/2039, 1 mo. USD LIBOR + 3.750%(1)(2)	554,493
4,003,185	6.50%, 03/25/2045(5)	1,072,950

		12,563,630

	GNMA - 0.3%
3,645,000	3.00%, 11/01/2049(15)	3,752,069
3,500,000	3.00%, 12/01/2049(15)	3,601,177
5,194,347	3.50%, 10/20/2029(5)	495,590
4,625,329	3.50%, 01/20/2030(5)	470,052
5,098,371	3.50%, 11/20/2031(5)	547,385
1,372,880	4.00%, 01/16/2046	275,890
5,724,304	4.50%, 12/16/2039(5)	1,236,190
336,591	4.50%, 04/20/2045(5)	53,840
1,625,389	5.00%, 05/16/2044	328,308
501,524	5.00%, 07/16/2044	105,982
1,170,367	5.00%, 07/16/2044(5)	220,279
1,613,718	5.00%, 12/16/2045	328,007
2,757,996	5.00%, 07/16/2047(5)	611,737
1,296,912	5.00%, 09/20/2047(5)	250,128
1,371,420	5.00%, 11/16/2047(5)	232,467
2,840,209	5.00%, 06/20/2048(5)	625,033
5,208,488	5.50%, 11/16/2046(5)	1,021,846
1,105,680	5.50%, 02/20/2047(5)	241,694
2,041,332	5.85%, 07/20/2039(4)(5)	423,274
2,318,650	6.00%, 09/20/2045(5)	477,694

		15,298,642

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 3.2% - (continued)
	United States - 3.2% - (continued)
	UMBS - 1.5%
$10,375,000	2.50%, 11/01/2034(15)	$10,486,450
14,175,000	3.00%, 11/01/2034(15)	14,514,425
12,350,000	3.00%, 11/01/2049(15)	12,549,255
12,300,000	3.00%, 12/01/2049(15)	12,485,680
795,000	3.50%, 11/01/2049(15)	816,241
600,000	3.50%, 12/01/2049(15)	616,148
11,710,000	4.00%, 11/01/2049(15)	12,151,869
13,900,000	5.00%, 12/01/2049(15)	14,876,258

		78,496,326

		161,320,854

	SLM Student Loan Trust - 0.0%
859,270	SLC Student Loan Trust 3.02%, 06/15/2021, 3 mo. USD LIBOR + 0.900%(2)	844,479

	SLM Student Loan Trust - 0.1%
373,014	2.47%, 05/26/2026, 1 mo. USD LIBOR + 0.650%(2)	362,986
1,622,918	2.69%, 04/25/2023, 3 mo. USD LIBOR + 0.750%(2)	1,603,837
1,686,670	3.44%, 04/25/2023, 3 mo. USD LIBOR + 1.500%(2)	1,695,834
2,522,547	3.64%, 07/25/2023, 3 mo. USD LIBOR + 1.700%(2)	2,547,590

		6,210,247

		7,054,726

	Total U.S. Government Agencies (cost $168,865,845)	$168,375,580

U.S. GOVERNMENT SECURITIES - 11.7%
	United States - 11.7%
	U.S. Treasury Bonds - 0.8%
18,429,000	2.25%, 08/15/2049	$18,721,272
19,284,000	3.00%, 02/15/2047	22,590,905

		41,312,177

	U.S. Treasury Notes - 10.9%
132,797,106	0.13%, 04/15/2022(16)	131,772,096
116,435,000	1.38%, 04/30/2020(17)	116,298,552
91,100,000	1.75%, 04/30/2022(18)(19)	91,591,086
74,488,000	2.00%, 05/31/2024(17)	76,070,870
159,800,000	2.13%, 07/31/2024	164,063,414

		579,796,018

		621,108,195

	Total U.S. Government Securities (cost $612,362,082)	$621,108,195

COMMON STOCKS - 0.0%
	United States - 0.0%
47,282	Homer City Holdings LLC	$212,769

	Total Common Stocks (cost $2,698,660)	$212,769

CONVERTIBLE BONDS - 0.1%
	Commercial Services - 0.0%
1,600,000	Cardtronics, Inc. 1.00%, 12/01/2020	$1,588,849

	Software - 0.1%
1,959,000	Western Digital Corp. 1.50%, 02/01/2024	1,857,775

	Total Convertible Bonds (cost $3,633,962)	$3,446,624

The accompanying notes are an integral part of these financial statements.

176

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 0.0%
	United States - 0.0%
$21,100	GMAC Capital Trust Series 2, 7.94%(2)	$557,251

	Total Preferred Stocks (cost $552,899)	$557,251

CONVERTIBLE PREFERRED STOCKS - 0.0%
	United States - 0.0%
27,708	DTE Energy Co.	$1,407,012

	Total Convertible Preferred Stocks (cost $1,385,400)	$1,407,012

	Total Long-Term Investments (cost $5,147,778,713)	$5,180,307,221

SHORT-TERM INVESTMENTS - 2.3%
	Other Investment Pools & Funds - 2.1%
113,129,715	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 1.73%(20)	$113,129,715

	Securities Lending Collateral - 0.2%
364,761	Citibank NA DDCA, 1.80%, 11/1/2019(20)	364,761
5,117,660	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(20)	5,117,660
82,096	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(20)	82,096
678,843	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(20)	678,843
986,274	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(20)	986,274
65,584	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(20)	65,584

		7,295,218

	Total Short-Term Investments (cost $120,424,933)	$120,424,933

Total Investments Excluding Purchased Options (cost $5,268,203,646)	99.8%	$5,300,732,154

Total Purchased Options (cost $4,992,878)	0.1%	$6,912,699

Total Investments (cost $5,273,196,524)	99.9%	$5,307,644,853
Other Assets and Liabilities	0.1%	3,483,436

Total Net Assets	100.0%	$5,311,128,289

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $789,125,729, representing 14.9% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2019. Base lending rates may be subject to a floor or cap.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	Securities disclosed are interest-only strips.

(6)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $5,676,235 at October 31, 2019.

(7)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $772,390,270, representing 14.5% of net assets.

(8)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(9)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(10)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(11)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(12)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2019. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(13)	The rate shown represents current yield to maturity.

(14)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2019.

(15)	Represents or includes a TBA transaction.

(16)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

The accompanying notes are an integral part of these financial statements.

177

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2019

(17)	All, or a portion of the security, was pledged as collateral in connection with OTC swap contracts. As of October 31, 2019, the market value of securities pledged was $11,436,903.

(18)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2019, the market value of securities pledged was $21,118,230.
(19)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2019, the market value of securities pledged was $26,642,851.

(20)	Current yield as of period end.

OTC Swaption Contracts Outstanding at October 31, 2019
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Month USD-LIBOR-BBA Interest Rate Swap Expiring 05/06/57*	JPM	2.38%	Receive	05/04/27	USD	6,000,000	6,000,000	$1,252,800	$636,000	$616,800
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	BOA	2.45%	Receive	08/02/27	USD	1,195,000	1,195,000	264,334	102,770	161,564
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	JPM	2.45%	Receive	08/02/27	USD	3,200,000	3,200,000	707,840	328,640	379,200
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 09/24/59*	DEUT	1.85%	Pay	09/20/29	USD	2,345,000	2,345,000	371,917	383,407	(11,490)

Total Calls								$2,596,891	$1,450,817	$1,146,074

Puts
3 Month USD-LIBOR-BBA Interest Rate Swap Expiring 05/06/57*	JPM	2.38%	Pay	05/04/27	USD	6,000,000	6,000,000	$548,220	$1,248,000	$(699,780)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	BOA	2.45%	Pay	08/02/27	USD	1,195,000	1,195,000	104,778	273,655	(168,877)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	JPM	2.45%	Pay	08/02/27	USD	3,200,000	3,200,000	280,576	632,320	(351,744)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 09/24/59*	DEUT	1.85%	Receive	09/20/29	USD	2,345,000	2,345,000	375,200	383,408	(8,208)

Total Puts								$1,308,774	$2,537,383	$(1,228,609)

Total purchased swaption contracts								$3,905,665	$3,988,200	$(82,535)

*	Swaptions with forward premiums.

Exchange-Traded Option Contracts Outstanding at October 31, 2019
Description	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
U.S. Treasury 5-Year Futures Options	119.50 USD	11/22/19	2,322	USD	277,479,000	$507,937	$167,794	$340,143
U.S. Treasury 5-Year Futures Options	119.00 USD	11/22/19	5,612	USD	667,828,000	2,499,097	836,884	1,662,213

Total Calls						$3,007,034	$1,004,678	$2,002,356

Total purchased option contracts						$3,007,034	$1,004,678	$2,002,356

Exchange-Traded Options Contracts Outstanding at October 31, 2019
Description	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Calls
U.S. Treasury 5-Year Futures Options	120.00 USD	11/22/19	(7,934)	USD	(952,080,000)	$(743,813)	$(670,463)	$(73,350)

Total written option contracts						$(743,813)	$(670,463)	$(73,350)

The accompanying notes are an integral part of these financial statements.

178

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Futures Contracts Outstanding at October 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 3-Year Bond Future	3,479	12/16/2019	$276,680,582	$(210,279)
Australian 10-Year Bond Future	335	12/16/2019	33,671,991	(121,275)
Canadian Government 10-Year Bond Future	1,219	12/18/2019	131,460,603	1,506,215
Euro-BTP Future	223	12/06/2019	35,931,398	(230,215)
U.S. Treasury 2-Year Note Future	1,247	12/31/2019	268,855,148	392,315
U.S. Treasury 5-Year Note Future	11,754	12/31/2019	1,401,113,531	(3,479,715)
U.S. Treasury 10 Year Ultra Future	14	12/19/2019	1,989,531	(26,932)
U.S. Treasury 10-Year Note Future	2,980	12/19/2019	388,284,688	956,181

Total				$(1,213,705)

Short position contracts:
Euro-BOBL Future	13	12/06/2019	$1,951,841	$712
Euro-Bund Future	242	12/06/2019	46,358,457	293,389
Euro-Schatz Future	415	12/06/2019	51,871,529	71,579
Long Gilt Future	2,672	12/27/2019	459,782,589	(2,572,678)
U.S. Treasury Long Bond Future	74	12/19/2019	11,941,750	(92,575)
U.S. Treasury Ultra Bond Future	1,189	12/19/2019	225,612,750	699,013

Total				$(1,600,560)

Total futures contracts				$(2,814,265)

OTC Credit Default Swap Contracts Outstanding at October 31, 2019
Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CMBX.NA.BBB-.11	MSC	USD	3,750,000	(3.00%)	11/18/54	Monthly	$183,687	$—	$114,399	$(69,288)
CMBX.NA.BBB-.7	MSC	USD	970,000	(3.00%)	01/17/47	Monthly	11,436	—	4,126	(7,310)
CMBX.NA.BBB-.9	BCLY	USD	3,700,000	(3.00%)	09/17/58	Monthly	145,294	—	74,220	(71,074)

Total							$340,417	$—	$192,745	$(147,672)

Total traded indices							$340,417	$—	$192,745	$(147,672)

Credit default swaps on single-name issues:
Buy protection:
Algeco Global Finance plc	GSC	EUR	920,000	(5.00%)	12/20/24	Quarterly	$—	$(19,844)	$(38,636)	$(18,792)
Banco Santander S.A.	BNP	EUR	4,370,000	(1.00%)	06/20/23	Quarterly	—	(56,189)	(86,292)	(30,103)
Banco Santander S.A.	BNP	EUR	6,880,000	(1.00%)	06/20/23	Quarterly	—	(88,462)	(135,855)	(47,393)
Deutsche Bank AG	MSC	EUR	5,470,000	(1.00%)	12/20/24	Quarterly	720,936	—	649,103	(71,833)
Ineos Group Holdings S.A.	BOA	EUR	6,800,000	(5.00%)	12/20/24	Quarterly	—	(1,040,358)	(1,071,007)	(30,649)
Loxam S.A.S.	GSC	EUR	970,000	(5.00%)	12/20/24	Quarterly	18,878	—	10,798	(8,080)
MDC Holdings, Inc.	JPM	USD	3,075,000	(1.00%)	03/20/20	Quarterly	8,352	—	(14,526)	(22,878)
Naturgy Energy Group S.A.	GSC	EUR	14,200,000	(1.00%)	12/20/23	Quarterly	—	(162,264)	(461,700)	(299,436)
Tesco plc	BCLY	EUR	15,550,000	(1.00%)	06/20/23	Quarterly	—	(32,774)	(238,048)	(205,274)

Total							$748,166	$(1,399,891)	$(1,386,163)	$(734,438)

Credit default swaps on single-name issues:
Sell protection:
Liberty Interactive LLC	GSC	USD	1,425,000	5.00%	03/20/20	Quarterly	$12,695	$—	$34,888	$22,193
Liberty Interactive LLC	BCLY	USD	850,000	5.00%	03/20/20	Quarterly	6,523	—	20,810	14,287

Total							$19,218	$—	$55,698	$36,480

Total single-name issues							$767,384	$(1,399,891)	$(1,330,465)	$(697,958)

Total OTC contracts							$1,107,801	$(1,399,891)	$(1,137,720)	$(845,630)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

179

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2019
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ITRAXX.FIN.SEN.32.V1	EUR	103,225,000	(1.00%)	12/20/24	Quarterly	$(1,805,309)	$(2,483,138)	$(677,829)
ITRAXX.SUB.FIN.16	EUR	820,000	(5.00%)	12/20/24	Quarterly	(163,559)	(183,526)	(19,967)

Total						$(1,968,868)	$(2,666,664)	$(697,796)

Credit default swaps on indices:
Sell protection:
CDX.NA.HY.33.V1	USD	16,785,000	5.00%	12/20/24	Quarterly	$1,087,250	$1,291,051	$203,801
ITRAXX.EUR.32.V1	EUR	10,167,500	1.00%	12/20/24	Quarterly	267,409	294,705	27,296

Total						$1,354,659	$1,585,756	$231,097

Credit default swaps on single-name issues:
Buy protection:
BMW AG	EUR	9,150,000	(1.00%)	12/20/24	Quarterly	$(245,091)	$(226,414)	$18,677
Dillard’s, Inc.	USD	3,670,000	(5.00%)	12/20/24	Quarterly	(573,006)	(653,026)	(80,020)
Kohl’s Corp.	USD	4,080,000	(1.00%)	12/20/24	Quarterly	91,821	83,101	(8,720)
Tenet Healthcare Corp.	USD	8,240,000	(5.00%)	12/20/24	Quarterly	(276,238)	(513,948)	(237,710)

Total						$(1,002,514)	$(1,310,287)	$(307,773)

Total single-name issues						$(1,002,514)	$(1,310,287)	$(307,773)

Total						$(1,616,723)	$(2,391,195)	$(774,472)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2019
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
1 Mo. MXIBTIIE	6.72% Fixed	MXN	1,631,887,000	12/05/29	Lunar	$166,576	$—	$(619,550)	$(786,126)
12 Mo. SONIA	0.50% Fixed	GBP	423,931,000	12/16/21	Annual	141,833	—	61,492	(80,341)
12 Mo. SONIA	0.41% Fixed	GBP	105,989,000	10/22/28	Annual	—	(880,125)	(1,551,917)	(671,792)
3 Mo. CAD CDOR	2.09% Fixed	CAD	35,851,000	09/15/24	Semi-Annual	—	(7,541)	(279,947)	(272,406)
3 Mo. CAD CDOR	2.06% Fixed	CAD	47,560,000	09/18/24	Semi-Annual	4,274	—	(506,855)	(511,129)
3 Mo. CAD CDOR	1.78% Fixed	CAD	11,572,000	03/18/30	Semi-Annual	18,716	—	50,814	32,098
3 Mo. NZD NZDBBR FRA	1.77% Fixed	NZD	105,105,000	06/16/23	Semi-Annual	—	—	938,409	938,409
3 Mo. NZD NZDBBR FRA	1.80% Fixed	NZD	78,665,000	06/16/23	Semi-Annual	—	—	728,303	728,303
3 Mo. NZD NZDBBR FRA	1.77% Fixed	NZD	17,890,000	06/16/23	Semi-Annual	—	—	158,942	158,942
3 Mo. NZD NZDBBR FRA	1.39% Fixed	NZD	102,266,930	09/15/23	Semi-Annual	—	—	391,891	391,891
3 Mo. NZD NZDBBR FRA	1.40% Fixed	NZD	52,714,620	09/15/23	Semi-Annual	—	—	209,708	209,708
3 Mo. NZD NZDBBR FRA	1.39% Fixed	NZD	52,100,450	09/15/23	Semi-Annual	—	—	202,371	202,371
3 Mo. NZD NZDBBR FRA	1.07% Fixed	NZD	48,855,000	12/15/23	Semi-Annual	—	—	(24,151)	(24,151)
3 Mo. NZD NZDBBR FRA	1.07% Fixed	NZD	73,965,000	12/15/23	Semi-Annual	—	—	(37,027)	(37,027)
3 Mo. NZD NZDBBR FRA	1.00% Fixed	NZD	49,595,000	12/15/23	Semi-Annual	—	—	(64,490)	(64,490)
3 Mo. NZD NZDBBR FRA	1.00% Fixed	NZD	107,865,000	12/15/23	Semi-Annual	—	—	(146,327)	(146,327)
3 Mo. NZD NZDBBR FRA	0.96% Fixed	NZD	83,457,000	12/15/23	Semi-Annual	—	—	(149,195)	(149,195)
3 Mo. NZD NZDBBR FRA	0.98% Fixed	NZD	97,682,000	12/15/23	Semi-Annual	—	—	(152,959)	(152,959)
3 Mo. NZD NZDBBR FRA	2.19% Fixed	NZD	39,109,000	09/15/24	Semi-Annual	25,166	—	761,386	736,220
3 Mo. NZD NZDBBR FRA	1.13% Fixed	NZD	29,036,000	03/18/25	Semi-Annual	—	(17,325)	(8,903)	8,422
3 Mo. NZD NZDBBR FRA	2.97% Fixed	NZD	27,960,000	06/19/29	Semi-Annual	2,091	—	1,056,313	1,054,222
3 Mo. NZD NZDBBR FRA	1.44% Fixed	NZD	13,400,000	03/18/30	Semi-Annual	—	(10,946)	(16,147)	(5,201)
3 Mo. SEK STIBOR	0.72% Fixed	SEK	235,927,000	09/15/24	Annual	—	(1,239)	365,728	366,967
3 Mo. SEK STIBOR	0.50% Fixed	SEK	166,067,000	09/18/24	Annual	—	(630)	273,054	273,684
3 Mo. SEK STIBOR	0.06% Fixed	SEK	805,396,000	12/18/24	Annual	—	(167,052)	(606,808)	(439,756)
3 Mo. SEK STIBOR	0.09% Fixed	SEK	2,113,614,000	12/18/24	Annual	279,800	—	(1,262,775)	(1,542,575)
3 Mo. SEK STIBOR	1.72% Fixed	SEK	142,216,000	03/20/29	Annual	—	(1,627)	806,328	807,955
3 Mo. SEK STIBOR	0.50% Fixed	SEK	406,376,000	12/18/29	Annual	124,935	—	214,672	89,737
3 Mo. SEK STIBOR	0.34% Fixed	SEK	78,379,000	03/18/30	Annual	—	(86,659)	(102,915)	(16,256)
3 Mo. USD LIBOR	1.78% Fixed	USD	27,995,000	12/15/24	Semi-Annual	23,052	—	(275,001)	(298,053)
3 Mo. USD LIBOR	1.53% Fixed	USD	38,139,000	03/18/25	Semi-Annual	96,981	—	(147,845)	(244,826)

The accompanying notes are an integral part of these financial statements.

180

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2019 – (continued)
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
3 Mo. USD LIBOR	2.79% Fixed	USD	33,942,000	09/30/25	Semi-Annual	$—	$—	$(2,507,799)	$(2,507,799)
3 Mo. USD LIBOR	2.69% Fixed	USD	8,555,000	09/18/29	Semi-Annual	—	(38,946)	(865,496)	(826,550)
3 Mo. USD LIBOR	2.88% Fixed	USD	1,475,000	12/31/48	Semi-Annual	—	—	(392,256)	(392,256)
3 Mo. USD LIBOR	2.87% Fixed	USD	737,500	01/28/49	Semi-Annual	—	—	(194,126)	(194,126)
3 Mo. USD LIBOR	2.39% Fixed	USD	1,450,000	05/31/49	Semi-Annual	—	—	(215,374)	(215,374)
3 Mo. USD LIBOR	1.79% Fixed	USD	1,635,000	09/24/49	Semi-Annual	—	—	1,530	1,530
3 Mo. ZAR JIBAR	7.53% Fixed	ZAR	1,414,394,000	12/18/29	Quarterly	129,287	—	1,993,573	1,864,286
6 Mo. AUD BBSW	1.84% Fixed	AUD	37,316,000	09/15/24	Semi-Annual	—	—	607,265	607,265
6 Mo. AUD BBSW	1.41% Fixed	AUD	26,234,000	12/18/24	Semi-Annual	205,024	—	345,766	140,742
6 Mo. AUD BBSW	2.25% Fixed	AUD	27,325,000	09/18/29	Semi-Annual	25,293	—	597,783	572,490
6 Mo. AUD BBSW	1.34% Fixed	AUD	12,368,000	03/18/30	Semi-Annual	—	(31,939)	26,874	58,813
6 Mo. EUR EURIBOR	0.41% Fixed	EUR	21,843,000	09/15/24	Annual	29,950	—	463,215	433,265
6 Mo. EUR EURIBOR	0.00% Fixed	EUR	16,206,000	03/18/25	Annual	—	(9,516)	(90,685)	(81,169)
6 Mo. EUR EURIBOR	1.16% Fixed	EUR	14,858,000	09/18/29	Annual	896	—	731,852	730,956
6 Mo. EUR EURIBOR	0.00% Fixed	EUR	7,155,000	03/18/30	Annual	—	(106,540)	(147,010)	(40,470)
6 Mo. GBP LIBOR	0.81% Fixed	GBP	30,449,000	03/18/25	Semi-Annual	4,679	—	(139,919)	(144,598)
6 Mo. GBP LIBOR	0.72% Fixed	GBP	6,887,000	12/18/29	Semi-Annual	—	(11,252)	86,402	97,654
6 Mo. HUF BUBOR	3.06% Fixed	HUF	7,023,427,000	03/20/29	Annual	52,452	—	(1,532,543)	(1,584,995)
6 Mo. JPY LIBOR	0.00% Fixed	JPY	2,811,383,000	12/15/24	Semi-Annual	10,161	—	13,012	2,851
6 Mo. NOK NIBOR	1.91% Fixed	NOK	233,760,000	09/15/24	Annual	—	(851)	(98,877)	(98,026)
6 Mo. NOK NIBOR	1.72% Fixed	NOK	348,391,000	03/18/25	Annual	61,358	—	183,672	122,314
6 Mo. NOK NIBOR	1.91% Fixed	NOK	77,415,000	12/18/29	Annual	—	(38,061)	(46,771)	(8,710)
6 Mo. PLN WIBOR	1.78% Fixed	PLN	234,808,000	12/18/29	Annual	225,633	—	99,651	(125,982)

Total						$1,628,157	$(1,410,249)	$(813,662)	$(1,031,570)

Foreign Currency Contracts Outstanding at October 31, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
216,790,000	AUD	146,541,352	USD	JPM	11/05/19	$2,927,601	$—
357,442,000	AUD	245,800,437	USD	DEUT	11/05/19	643,039	—
17,722,000	AUD	11,895,427	USD	UBS	11/05/19	323,258	—
8,525,000	AUD	5,758,540	USD	MSC	11/05/19	119,144	—
4,725,000	AUD	3,165,419	USD	ANZ	11/05/19	92,299	—
3,655,000	AUD	2,470,146	USD	BCLY	11/05/19	49,845	—
4,537,000	AUD	3,105,708	USD	DEUT	11/29/19	24,378	—
115,766,000	AUD	79,768,562	USD	DEUT	12/04/19	109,503	—
3,820,000	AUD	2,633,837	USD	CIBC	12/04/19	1,948	—
25,235,000	BRL	6,117,576	USD	DEUT	11/04/19	172,999	—
69,720,000	BRL	17,433,280	USD	JPM	11/04/19	—	(53,495)
180,168,000	CAD	136,097,541	USD	RBC	11/05/19	731,447	(36,070)
11,565,000	CAD	8,721,219	USD	BCLY	11/05/19	63,338	(3,808)
15,105,000	CAD	11,411,530	USD	JPM	11/05/19	70,155	(13,182)
8,260,000	CAD	6,247,254	USD	RBS	11/05/19	24,168	—
706,000	CAD	535,508	USD	CBK	11/05/19	524	—
125,379,000	CHF	125,742,705	USD	CBK	11/05/19	1,404,550	—
144,690,000	CHF	145,604,682	USD	BOA	11/05/19	1,125,922	—
165,517,000	CHF	167,382,329	USD	MSC	11/05/19	469,002	—
31,203,000	CHF	31,365,411	USD	JPM	11/05/19	277,655	—
8,207,000	CHF	8,247,338	USD	BCLY	11/05/19	75,407	—
346,145,000	CHF	351,483,686	USD	UBS	12/04/19	313,284	—
7,854,300,000	CLP	10,711,099	USD	CBK	11/05/19	—	(118,754)
8,429,000,000	CLP	11,583,070	USD	HSBC	11/05/19	—	(215,681)
52,177,000	CNH	7,354,019	USD	HSBC	12/18/19	38,909	—
75,914,000	CNH	10,722,577	USD	GSC	12/18/19	33,634	—
50,346,000	CNH	7,111,496	USD	DEUT	12/18/19	22,001	—
34,204,232,000	COP	10,118,099	USD	CBK	11/05/19	—	(224)
12,754,200,000	COP	3,757,867	USD	CBK	12/04/19	10,993	—
559,557,000	DKK	83,376,056	USD	BCLY	11/05/19	188,645	—
6,602,876,000	DKK	987,567,454	USD	CBK	11/05/19	—	(1,488,536)
900,943,000	DKK	134,442,387	USD	HSBC	12/04/19	394,306	—
281,867,000	EUR	311,593,227	USD	CBK	11/05/19	2,889,705	—

The accompanying notes are an integral part of these financial statements.

181

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Foreign Currency Contracts Outstanding at October 31, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
60,317,000	EUR	66,682,856	USD	SSG	11/05/19	$613,659	$—
60,316,000	EUR	66,681,932	USD	RBS	11/05/19	613,468	—
119,296,000	EUR	132,678,446	USD	DEUT	11/05/19	421,760	—
14,941,000	EUR	16,402,529	USD	BOA	11/05/19	267,353	—
7,471,000	EUR	8,214,902	USD	BCLY	11/05/19	120,596	—
60,007,000	EUR	66,876,119	USD	JPM	11/05/19	88,932	(14,405)
1,061,000	EUR	1,176,063	USD	MSC	11/05/19	7,709	—
2,361,000	EUR	2,630,240	USD	BNP	11/29/19	7,920	—
1,037,000	EUR	1,152,778	USD	CBK	11/29/19	5,956	—
3,420,000	EUR	3,817,688	USD	SSG	11/29/19	3,789	—
479,858,000	EUR	535,603,104	USD	SSG	12/04/19	806,541	—
8,047,000	EUR	8,962,536	USD	JPM	12/04/19	32,810	—
1,987,000	EUR	2,221,152	USD	CIBC	12/04/19	17	—
51,371,000	GBP	63,296,670	USD	CBK	11/05/19	3,258,506	—
57,083,000	GBP	72,895,191	USD	JPM	11/05/19	1,060,329	—
20,911,000	GBP	26,759,071	USD	GSC	11/05/19	332,777	—
39,160,000	GBP	50,633,880	USD	TDB	11/05/19	100,985	—
2,712,000	GBP	3,445,952	USD	BCLY	11/05/19	67,657	—
981,000	GBP	1,210,897	USD	MSC	11/05/19	60,065	—
1,281,000	GBP	1,646,062	USD	BCLY	11/29/19	14,782	—
51,023,000	GBP	66,032,793	USD	TDB	12/04/19	133,083	—
1,585,547,000	HUF	5,172,115	USD	SCB	11/05/19	211,138	—
1,875,300,000	HUF	6,350,276	USD	BCLY	11/05/19	16,746	—
1,585,547,000	HUF	5,376,432	USD	BCLY	12/04/19	14,784	—
102,065,000,000	IDR	7,171,515	USD	CBK	11/05/19	95,466	—
59,699,000,000	IDR	4,244,508	USD	CSFB	11/05/19	6,033	—
161,764,000,000	IDR	11,492,104	USD	BNP	12/04/19	—	(7,384)
13,020,000	ILS	3,696,134	USD	CBK	11/05/19	—	(929)
27,840,000	ILS	8,002,530	USD	BNP	11/05/19	—	(101,263)
636,370,000	INR	8,983,952	USD	CBK	11/05/19	—	(16,958)
1,780,929,000	INR	25,124,512	USD	SCB	11/05/19	20,793	(50,501)
993,229,000	INR	13,962,592	USD	HSBC	12/04/19	—	(4,791)
993,230,000	INR	13,980,294	USD	DEUT	12/04/19	—	(22,479)
107,887,196,000	JPY	997,760,746	USD	MSC	11/05/19	1,576,133	—
14,632,100,000	JPY	135,139,155	USD	BCLY	11/05/19	394,974	—
458,300,000	JPY	4,225,353	USD	BOA	11/05/19	19,785	—
14,114,330,000	JPY	131,249,574	USD	JPM	11/05/19	236,988	(748,432)
108,325,398,000	JPY	996,190,882	USD	MSC	12/04/19	8,999,603	—
360,933,277,000	KRW	309,269,809	USD	JPM	11/05/19	993,102	—
17,251,292,000	KRW	14,406,691	USD	HSBC	11/05/19	422,743	—
2,912,540,000	KRW	2,430,966	USD	GSC	11/05/19	72,691	—
3,712,550,000	KRW	3,161,770	USD	SCB	11/05/19	29,586	—
3,369,450,000	KRW	2,873,976	USD	BCLY	11/05/19	22,446	—
245,113,000	MXN	12,358,971	USD	CBK	11/05/19	371,999	—
92,560,000	MXN	4,843,537	USD	DEUT	11/05/19	—	(36,046)
10,435,000	NOK	1,135,146	USD	MSC	11/05/19	—	(379)
4,743,000	NOK	519,857	USD	CBK	11/05/19	—	(4,074)
117,573,000	NOK	12,805,352	USD	JPM	11/05/19	19,209	(38,943)
31,760,000	NOK	3,481,163	USD	CSFB	11/05/19	—	(27,382)
209,853,000	NOK	22,969,709	USD	SSG	11/05/19	—	(148,987)
587,521,000	NOK	64,098,917	USD	BCLY	11/05/19	5,868	(214,093)
197,839,000	NOK	21,824,050	USD	BNP	11/05/19	—	(309,805)
178,416,000	NOK	19,423,551	USD	MSC	12/04/19	—	(18,710)
62,869,000	NZD	39,167,746	USD	DEUT	11/05/19	1,143,867	—
45,371,000	NZD	28,598,066	USD	JPM	11/05/19	493,829	—
4,515,000	NZD	2,831,397	USD	GSC	11/05/19	63,622	—
6,396,000	NZD	4,054,077	USD	BCLY	11/05/19	47,040	—
3,503,000	NZD	2,222,067	USD	MSC	11/05/19	24,058	—
881,000	NZD	554,427	USD	CBK	11/05/19	10,471	—
10,225,000	NZD	6,562,906	USD	WEST	11/05/19	—	(6,634)
14,125,000	PEN	4,224,932	USD	CBK	11/05/19	—	(2,509)
8,213,000	PEN	2,459,645	USD	CBK	12/04/19	—	(6,687)
139,534,000	PLN	34,767,100	USD	UBS	11/05/19	1,754,867	—
64,860,000	PLN	16,169,358	USD	JPM	11/05/19	807,255	—

The accompanying notes are an integral part of these financial statements.

182

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Foreign Currency Contracts Outstanding at October 31, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
9,814,000	PLN	2,570,732	USD	SSG	12/04/19	$—	$(1,501)
301,093,000	RUB	4,611,943	USD	JPM	11/05/19	80,501	—
381,982,000	RUB	5,941,546	USD	BOA	11/05/19	11,528	—
168,290,000	RUB	2,622,565	USD	DEUT	11/05/19	184	—
219,480,000	RUB	3,423,785	USD	CBK	11/05/19	—	(3,255)
151,829,000	SEK	15,486,372	USD	JPM	11/05/19	242,697	—
71,870,000	SEK	7,330,747	USD	MSC	11/05/19	114,788	—
37,800,000	SEK	3,843,954	USD	CBK	11/05/19	72,023	—
70,219,000	SEK	7,220,807	USD	BCLY	11/05/19	60,662	(6,973)
2,347,948,000	SEK	243,474,672	USD	BOA	11/05/19	—	(233,676)
18,605,000	SGD	13,534,630	USD	HSBC	11/05/19	141,567	—
9,560,000	SGD	6,900,136	USD	MSC	11/05/19	127,246	—
152,510,000	SGD	112,024,387	USD	BOA	11/05/19	82,935	—
13,411,000	SGD	9,791,112	USD	JPM	11/05/19	67,070	—
2,234,000	SGD	1,640,190	USD	CBK	11/05/19	1,982	—
19,020,000	SGD	13,975,265	USD	BOA	12/04/19	10,262	—
4,675,000	SGD	3,435,669	USD	JPM	12/04/19	1,889	—
437,208,000	THB	14,293,448	USD	HSBC	11/05/19	186,549	—
202,510,000	THB	6,651,885	USD	JPM	11/05/19	55,092	—
559,948,000	THB	18,520,474	USD	JPM	12/04/19	29,716	—
271,347,000	TRY	45,760,732	USD	CBK	11/05/19	1,639,494	—
634,961,000	TRY	109,924,557	USD	GSC	11/05/19	1,000,721	(7,172)
67,042,000	TRY	11,591,336	USD	BCLY	11/05/19	119,889	—
46,859,000	TRY	8,199,157	USD	JPM	11/05/19	—	(13,596)
42,215,000	TRY	7,315,230	USD	GSC	12/04/19	322	—
348,516,000	TWD	11,278,621	USD	MSC	11/05/19	173,262	—
137,180,000	TWD	4,517,701	USD	DEUT	12/04/19	—	(4,603)
128,106,000	TWD	4,270,485	USD	MSC	12/04/19	—	(55,912)
525,142	USD	776,000	AUD	CBK	11/05/19	—	(9,883)
2,152,939	USD	3,188,000	AUD	BCLY	11/05/19	—	(45,073)
3,129,677	USD	4,635,000	AUD	CIBC	11/05/19	—	(65,990)
4,554,259	USD	6,718,000	AUD	MSC	11/05/19	—	(77,561)
79,704,890	USD	115,766,000	AUD	DEUT	11/05/19	—	(111,626)
124,605,897	USD	184,260,000	AUD	JPM	11/05/19	1,744	(2,436,527)
112,354,426	USD	163,057,000	AUD	DEUT	12/04/19	—	(154,236)
50,020,662	USD	72,823,000	AUD	JPM	12/04/19	—	(226,909)
6,302,290	USD	25,235,000	BRL	DEUT	11/04/19	11,715	—
16,751,964	USD	69,720,000	BRL	JPM	11/04/19	—	(627,821)
11,110,972	USD	44,485,000	BRL	JPM	12/03/19	41,706	—
6,851,921	USD	27,555,000	BRL	DEUT	12/03/19	—	(4,629)
18,978,394	USD	24,987,000	CAD	JPM	11/05/19	56,392	(49,427)
1,183,686	USD	1,553,000	CAD	CBK	11/05/19	5,406	(839)
3,222,426	USD	4,244,000	CAD	BCLY	11/05/19	9,802	(9,641)
530,274	USD	706,000	CAD	MSC	11/05/19	—	(5,758)
1,050,313,539	USD	1,391,030,000	CAD	RBC	11/05/19	—	(5,828,810)
133,433,216	USD	174,558,000	CAD	JPM	12/04/19	887,183	—
3,800,644	USD	4,995,000	CAD	BNP	12/04/19	7,822	—
167,689,783	USD	222,960,000	CAD	RBS	01/09/20	—	(1,661,932)
1,104,561	USD	1,096,000	CHF	MSC	11/05/19	—	(6,897)
2,212,257	USD	2,192,000	CHF	BCLY	11/05/19	196	(10,854)
15,915,989	USD	15,785,000	CHF	BOA	11/05/19	—	(91,632)
33,993,562	USD	33,675,000	CHF	CBK	11/05/19	—	(156,366)
350,739,690	USD	346,145,000	CHF	UBS	11/05/19	—	(287,090)
75,543,070	USD	74,897,000	CHF	JPM	11/05/19	—	(410,223)
10,829,942	USD	7,854,300,000	CLP	CBK	11/05/19	237,595	—
11,511,920	USD	8,429,000,000	CLP	HSBC	11/05/19	144,531	—
11,589,918	USD	8,429,000,000	CLP	HSBC	12/04/19	214,008	—
21,626,736	USD	154,177,000	CNH	BCLY	12/18/19	—	(218,514)
9,863,722	USD	34,204,232,000	COP	CBK	11/05/19	—	(254,152)
10,109,785	USD	34,204,232,000	COP	CBK	12/04/19	2,450	—
1,049,340,795	USD	7,162,433,000	DKK	MSC	11/05/19	—	(20,302,824)
989,628,564	USD	6,602,876,000	DKK	CBK	12/04/19	1,430,689	—
1,633,778	USD	1,480,000	EUR	BCLY	11/05/19	—	(17,479)
3,398,847	USD	3,070,000	EUR	MSC	11/05/19	525	(26,919)

The accompanying notes are an integral part of these financial statements.

183

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Foreign Currency Contracts Outstanding at October 31, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
90,903,035	USD	81,787,000	EUR	BOA	11/05/19	$—	$(347,859)
73,762,672	USD	66,739,000	EUR	JPM	11/05/19	—	(698,955)
146,593,971	USD	133,678,000	EUR	CBK	11/05/19	—	(2,552,435)
87,980,600	USD	79,144,369	EUR	CBK	11/29/19	—	(454,597)
56,296,597	USD	50,351,000	EUR	JPM	12/04/19	11,692	—
180,078,403	USD	161,336,000	EUR	SSG	12/04/19	—	(271,172)
1,103,894	USD	892,000	GBP	MSC	11/05/19	—	(51,762)
9,062,315	USD	7,040,000	GBP	GSC	11/05/19	—	(58,559)
65,972,739	USD	51,023,000	GBP	TDB	11/05/19	—	(131,576)
5,727,209	USD	4,556,000	GBP	BCLY	11/05/19	2,558	(178,005)
35,294,757	USD	27,416,000	GBP	BOA	11/05/19	—	(224,830)
32,007,551	USD	24,974,000	GBP	CBK	11/05/19	—	(348,233)
56,722,692	USD	44,453,000	GBP	JPM	11/05/19	—	(869,673)
2,730,587	USD	2,125,000	GBP	BCLY	11/29/19	—	(24,521)
50,679,971	USD	39,160,000	GBP	TDB	12/04/19	—	(102,141)
10,904,872	USD	3,220,747,000	HUF	BCLY	11/05/19	—	(30,214)
783,215	USD	240,100,000	HUF	SCB	11/05/19	—	(31,973)
6,358,956	USD	1,875,300,000	HUF	BCLY	12/04/19	—	(17,486)
11,518,371	USD	161,764,000,000	IDR	BNP	11/05/19	849	—
3,691,884	USD	13,015,000	ILS	HSBC	11/05/19	—	(1,901)
7,887,716	USD	27,845,000	ILS	GSC	11/05/19	825	(15,795)
3,701,256	USD	13,020,000	ILS	CBK	12/04/19	763	—
14,008,886	USD	993,230,000	INR	DEUT	11/05/19	13,430	—
14,000,973	USD	993,229,000	INR	HSBC	11/05/19	5,531	—
6,003,065	USD	430,840,000	INR	SCB	11/05/19	—	(67,837)
16,406,192	USD	1,748,001,000	JPY	BOA	11/05/19	214,819	—
20,932,692	USD	2,248,619,000	JPY	JPM	11/05/19	142,484	(38,286)
526,281	USD	56,463,000	JPY	BCLY	11/05/19	3,276	—
84,093,716	USD	9,119,432,000	JPY	CBK	11/05/19	—	(377,705)
1,006,058,050	USD	109,573,798,000	JPY	MSC	11/05/19	—	(8,901,476)
87,707,992	USD	9,537,332,000	JPY	MSC	12/04/19	—	(792,355)
125,846,928	USD	13,499,600,000	JPY	JPM	01/21/20	132,289	—
4,475,891	USD	5,250,220,000	KRW	CBK	11/05/19	—	(37,266)
88,885,794	USD	106,602,511,000	KRW	JPM	11/05/19	—	(2,751,102)
230,854,890	USD	276,326,378,000	KRW	BNP	11/05/19	—	(6,678,837)
309,456,739	USD	360,933,277,000	KRW	JPM	12/04/19	—	(999,464)
36,003,356	USD	690,220,000	MXN	DEUT	11/05/19	153,890	—
17,128,050	USD	327,472,000	MXN	CBK	11/05/19	130,867	(11,446)
3,904,954	USD	75,350,000	MXN	DEUT	12/04/19	8,810	—
84,820,464	USD	768,913,000	NOK	BNP	11/05/19	1,204,077	—
13,535,596	USD	123,564,000	NOK	JPM	11/05/19	104,162	(5,685)
3,548,018	USD	32,324,000	NOK	BCLY	11/05/19	32,906	—
19,420,697	USD	178,416,000	NOK	MSC	11/05/19	18,630	—
1,091,567	USD	9,918,000	NOK	SSG	11/05/19	13,022	—
2,892,772	USD	26,640,000	NOK	CBK	11/05/19	—	(4,227)
3,950,388	USD	36,420,000	NOK	CBK	12/04/19	—	(10,716)
24,744,638	USD	38,577,000	NZD	UBS	11/05/19	9,059	—
1,057,468	USD	1,666,000	NZD	CBK	11/05/19	1,903	(12,674)
2,623,088	USD	4,180,000	NZD	CIBC	11/05/19	—	(57,129)
4,654,104	USD	7,398,000	NZD	BCLY	11/05/19	—	(89,494)
17,746,264	USD	27,953,000	NZD	JPM	11/05/19	5,769	(182,974)
393,868,502	USD	627,869,000	NZD	MSC	11/05/19	—	(8,721,207)
4,204,803	USD	14,125,000	PEN	CBK	11/05/19	6,797	(24,416)
3,017,647	USD	12,111,000	PLN	UBS	11/05/19	—	(152,316)
8,221,747	USD	32,430,000	PLN	BCLY	11/05/19	—	(266,559)
16,369,954	USD	64,860,000	PLN	BOA	11/05/19	—	(606,659)
27,554,540	USD	108,555,000	PLN	CBK	11/05/19	—	(858,908)
6,123,235	USD	23,376,000	PLN	SSG	12/04/19	3,575	—
2,190,043	USD	143,404,000	RUB	GSC	11/05/19	—	(44,865)
3,412,231	USD	223,740,000	RUB	DEUT	11/05/19	—	(74,689)
3,277,556	USD	215,106,000	RUB	CBK	11/05/19	—	(74,806)
4,958,359	USD	319,120,000	RUB	DEUT	12/04/19	4,902	—
6,847,358	USD	66,370,000	SEK	CBK	11/05/19	—	(28,393)
4,212,050	USD	41,048,000	SEK	BCLY	11/05/19	—	(40,411)

The accompanying notes are an integral part of these financial statements.

184

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2019

Foreign Currency Contracts Outstanding at October 31, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
18,126,805	USD	176,734,000	SEK	JPM	11/05/19	$25,425	$(207,780)
42,251,770	USD	410,070,000	SEK	SSG	11/05/19	—	(230,362)
204,051,709	USD	1,996,674,000	SEK	MSC	11/05/19	—	(2,798,261)
243,853,342	USD	2,347,948,000	SEK	BOA	12/04/19	219,355	—
13,970,912	USD	19,020,000	SGD	BOA	11/05/19	—	(10,343)
4,460,978	USD	6,185,000	SGD	JPM	11/05/19	—	(85,503)
123,505,933	USD	171,115,000	SGD	MSC	11/05/19	—	(2,277,585)
112,059,287	USD	152,510,000	SGD	BOA	12/04/19	—	(82,288)
21,146,998	USD	639,718,000	THB	JPM	11/05/19	—	(39,977)
122,303,812	USD	699,219,000	TRY	JPM	11/05/19	189,518	(28,716)
15,263,036	USD	90,250,000	TRY	CBK	11/05/19	—	(502,277)
27,656,033	USD	161,344,000	TRY	BCLY	11/05/19	—	(528,329)
102,734,379	USD	597,108,000	TRY	GSC	11/05/19	—	(1,571,379)
4,250,365	USD	128,106,000	TWD	MSC	11/05/19	40,931	—
7,095,123	USD	220,410,000	TWD	UBS	11/05/19	—	(147,327)
16,082,799	USD	240,474,000	ZAR	HSBC	11/05/19	279,977	(99,364)
71,594,492	USD	1,082,103,000	ZAR	GSC	11/05/19	280,827	(244,191)
7,944,396	USD	119,587,000	ZAR	JPM	11/05/19	36,287	—
7,889,406	USD	120,887,000	ZAR	MSC	11/05/19	—	(104,671)
93,595,591	USD	1,430,632,000	ZAR	SSG	11/05/19	—	(1,009,967)
104,613,407	USD	1,586,682,000	ZAR	GSC	12/04/19	91,384	—
15,162,548	USD	230,174,000	ZAR	JPM	12/04/19	16,196	(16,266)
2,993,683,000	ZAR	198,529,362	USD	GSC	11/05/19	629,393	(1,190,969)
319,664,000	ZAR	21,023,484	USD	GSC	12/04/19	50,646	(16,396)

Total						$49,850,416	$(86,652,981)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
United States	$212,769	$—	$212,769	$—
Asset & Commercial Mortgage Backed Securities	413,426,344	—	413,426,344	—
Corporate Bonds	339,997,187	—	339,997,187	—
Escrows	963,038	—	963,038	—
Foreign Government Obligations	3,465,280,034	—	3,465,280,034	—
Senior Floating Rate Interests	165,533,187	—	165,533,187	—
U.S. Government Agencies	168,375,580	—	168,375,580	—
U.S. Government Securities	621,108,195	—	621,108,195	—
Convertible Bonds	3,446,624	—	3,446,624	—
Preferred Stocks	557,251	557,251	—	—
Convertible Preferred Stocks	1,407,012	1,407,012	—	—
Short-Term Investments	120,424,933	120,424,933	—	—
Purchased Options	6,912,699	3,007,034	3,905,665	—
Foreign Currency Contracts(2)	49,850,416	—	49,850,416	—
Futures Contracts(2)	3,919,404	3,919,404	—	—
Swaps - Credit Default(2)	286,254	—	286,254	—
Swaps - Interest Rate(2)	10,631,095	—	10,631,095	—

Total	$5,372,332,022	$129,315,634	$5,243,016,388	$—

Liabilities
Foreign Currency Contracts(2)	$(86,652,981)	$—	$(86,652,981)	$—
Futures Contracts(2)	(6,733,669)	(6,733,669)	—	—
Swaps - Credit Default(2)	(1,906,356)	—	(1,906,356)	—
Swaps - Interest Rate(2)	(11,662,665)	—	(11,662,665)	—
Written Options	(743,813)	(743,813)	—	—

Total	$(107,699,484)	$(7,477,482)	$(100,222,002)	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

185

Hartford Fixed Income Funds

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
ANZ	Australia and New Zealand Banking Group
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CIBC	Canadian Imperial Bank of Commerce
CITI	Citigroup Global Markets, Inc.
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SGG	Societe Generale Group
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
KZT	Kazakhstani Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwanese Dollar
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate

Index Abbreviations: – (continued)
BADLAR	Buenos Aires Deposits of Large Amount Rate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CMT	Constant Maturity Treasury Index
CPI	Consumer Price Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
iBoxx	Markit iBoxx Indices - Euro, Sterling, Asian, US Dollar and European High-Yield Bond Markets
ICE	Intercontinental Exchange, Inc.
ITRAXX.EUR	Markit iTraxx - Europe
MSCI	Morgan Stanley Capital International
MTA	Monthly Treasury Average Index
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
SONIA	Sterling Overnight Index Average

Municipal Abbreviations:
Auth	Authority
Dev	Development
Dist	District
Facs	Facilities
GO	General Obligation
PA	Port Authority
Redev	Redevelpoment
Rev	Revenue
VA	Veterans Administration

Other Abbreviations:
BBA	British Bankers’ Association
BBSW	Bank Bill Swap Reference Rate
BOBL	Bundesobligation (Federal Government Bond)
BUBOR	Budapest Interbank Offered Rate
BUXL	German Bond
BZDIOVRA	Brazil Cetip Interbank Deposit Rate
CDOR	Canadian Dollar Offered Rate
CJSC	Closed Joint Stock Company
CLICP	Sinacofi Chile Interbank Offered Rate
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
DDCA	Dollars on Deposit in Custody Account
EM	Emerging Markets
EUAMDB	Euribor ICE Swap Rate
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GNTH	Netherlands Government 10 Year Bond
GUKG5	UK Government Bonds 5 Year Note Generic Bid Yield
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MUNIPSA	Municipal Swap Index Yield
MXIBTIIE	Mexico Interbank Equilibrium Interest Rate
NIBOR	Norwegian Interbank Offered Rate
NZDBBR	New Zealand Bank Bill Rate
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
PAC	Planned Amortization Class
PIK	Payment-in-kind
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas
SOFR	Secured Overnight Financing Rate
STIBOR	Stockholm Interbank Offered Rate
TBA	To Be Announced
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
UMBS	Uniform Mortgage-Backed Securities
WIBOR	Warsaw Interbank Offered Rate

186

Hartford Fixed Income Funds

Statements of Assets and Liabilities

October 31, 2019

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund
Assets:
Investments in securities, at market value(1)	$136,296,054	$3,085,097,928	$410,592,625	$355,148,278	$569,341,056	$35,997,957	$1,082,029,271
Cash	—	—	—	336,578	—	—	—
Due from custodian	—	4,677,436	25,972	—	—	—	—
Cash collateral due from broker on futures contracts	55,615	—	—	—	—	—	—
Cash collateral due from broker on swap contracts	325,000	260,000	—	—	320,000	—	—
Foreign currency	528,426	26,901,080	10,521,754	—	67,126	—	—
Unrealized appreciation on OTC swap contracts	516,193	12,279	10,055	—	169,200	—	—
Unrealized appreciation on foreign currency contracts	3,657,409	9,310	1,145	2,965	27,791	—	—
Unrealized appreciation on bond forward contracts	—	—	—	—	237,666	—	—
Receivables:
Investment securities sold	4,392,990	79,677,203	32,293,696	3,165,613	38,061,638	57,717	1,731,510
Fund shares sold	159,155	1,353,338	244,772	346,064	138,154	376,167	1,819,359
Dividends and interest	2,010,601	12,801,933	2,483,558	5,169,224	891,521	412,101	12,399,778
Securities lending income	758	—	—	—	—	—	—
Variation margin on futures contracts	—	—	—	—	463,025	—	—
Variation margin on centrally cleared swap contracts	17,415	—	—	223,513	—	—	—
Tax reclaims	66,575	—	—	1,231	—	—	—
Other assets	187,298	82,141	74,077	78,327	76,235	33,876	73,429

Total assets	148,213,489	3,210,872,648	456,247,654	364,471,793	609,793,412	36,877,818	1,098,053,347

Liabilities:
Unrealized depreciation on foreign currency contracts	2,193,386	1,220,858	270,769	39,357	150,202	—	—
Due to custodian	107,928	3,202,850	664,686	—	10	—	—
Obligation to return securities lending collateral	899,910	—	—	—	—	—	—
Unrealized depreciation on OTC swap contracts	548,915	—	—	—	1,049,425	—	—
Cash collateral due to broker on futures contracts	—	—	—	—	303,570	—	—
Cash collateral due to broker on swap contracts	260,000	—	—	—	—	—	—
Unfunded loan commitments	—	6,063,838	1,667,845	—	—	—	—
Payables:
Investment securities purchased	1,803,910	178,110,756	39,181,540	4,983,041	101,540,096	563,502	5,538,031
Fund shares redeemed	840,625	7,582,219	1,284,062	561,483	1,540,604	27,218	1,510,335
Investment management fees	101,739	1,565,978	248,375	196,450	214,941	10,527	296,665
Transfer agent fees	40,024	631,949	100,059	117,734	143,274	5,004	161,537
Accounting services fees	2,154	46,480	6,387	5,440	7,748	421	12,887
Board of Directors’ fees	706	17,406	2,389	1,510	2,503	154	3,755
Variation margin on futures contracts	5,605	—	—	—	—	—	—
Variation margin on centrally cleared swap contracts	—	—	—	—	410,631	—	—
Foreign taxes	41,094	—	—	—	—	—	—
Distribution fees	417	71,140	8,651	9,938	11,100	778	17,981
Distributions payable	—	2,766,330	12,569	25,583	—	162	282,068
Written options	179,767	—	—	—	—	—	—
Accrued expenses	65,480	181,514	68,223	57,441	62,257	31,674	57,982
OTC swap contracts premiums received	—	34,909	50,306	—	14,126	—	—

Total liabilities	7,091,660	201,496,227	43,565,861	5,997,977	105,450,487	639,440	7,881,241

Net assets	$141,121,829	$3,009,376,421	$412,681,793	$358,473,816	$504,342,925	$36,238,378	$1,090,172,106

Summary of Net Assets:
Capital stock and paid-in-capital	$212,129,443	$3,427,138,593	$466,513,607	$373,830,829	$576,393,347	$34,303,881	$1,047,313,255
Distributable earnings (loss)	(71,007,614)	(417,762,172)	(53,831,814)	(15,357,013)	(72,050,422)	1,934,497	42,858,851

Net assets	$141,121,829	$3,009,376,421	$412,681,793	$358,473,816	$504,342,925	$36,238,378	$1,090,172,106

Shares authorized	610,000,000	3,360,000,000	610,000,000	610,000,000	6,355,000,000	350,000,000	870,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$5.86	$8.37	$9.64	$7.36	$10.54	$10.78	$8.88

Maximum offering price per share	$6.14	$8.63	$9.94	$7.71	$11.04	$11.29	$9.30

Shares outstanding	971,245	91,044,041	9,035,896	31,218,167	17,578,066	2,106,564	44,419,328

Net Assets	$5,690,681	$762,131,998	$87,122,345	$229,614,662	$185,300,527	$22,713,255	$394,518,126

Class C: Net asset value per share	$5.86	$8.45	$9.72	$7.33	$10.11	$10.79	$8.89

Shares outstanding	425,664	54,282,033	5,848,685	4,465,119	3,368,337	251,608	7,512,537

Net Assets	$2,495,455	$458,640,694	$56,859,346	$32,745,543	$34,059,999	$2,713,780	$66,792,162

The accompanying notes are an integral part of these financial statements.

187

Hartford Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2019

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund
Class I: Net asset value per share	$5.84	$8.36	$9.62	$7.38	$10.75	$10.75	$8.88

Shares outstanding	7,075,827	157,448,345	22,921,774	2,788,940	4,855,129	672,257	58,129,392

Net Assets	$41,299,852	$1,316,223,900	$220,436,118	$20,575,252	$52,182,393	$7,226,939	$516,298,555

Class R3: Net asset value per share	$5.84	$8.42	$9.66	$7.36	$10.33	$—	$—

Shares outstanding	2,111	796,523	23,507	204,005	3,912,324	—	—

Net Assets	$12,321	$6,707,704	$226,991	$1,500,826	$40,395,174	$—	$—

Class R4: Net asset value per share	$5.83	$8.36	$9.61	$7.37	$10.54	$—	$—

Shares outstanding	8,438	335,856	35,947	137,013	743,055	—	—

Net Assets	$49,222	$2,807,464	$345,584	$1,009,396	$7,831,459	$—	$—

Class R5: Net asset value per share	$5.60	$8.35	$9.58	$7.33	$10.71	$—	$—

Shares outstanding	2,027	142,838	1,149,366	108,185	184,291	—	—

Net Assets	$11,356	$1,193,031	$11,015,103	$792,917	$1,974,542	$—	$—

Class Y: Net asset value per share	$5.80	$8.33	$9.59	$7.30	$10.77	$—	$8.88

Shares outstanding	15,083,194	7,634,530	1,540,725	1,595,113	2,290,778	—	1,620,695

Net Assets	$87,413,233	$63,586,379	$14,773,182	$11,646,885	$24,677,893	$—	$14,390,837

Class F: Net asset value per share	$5.84	$8.36	$9.61	$7.37	$10.75	$10.75	$8.87

Shares outstanding	710,754	47,613,558	2,278,332	8,225,606	14,690,587	333,305	11,061,861

Net Assets	$4,149,709	$398,085,251	$21,903,124	$60,588,335	$157,920,938	$3,584,404	$98,172,426

Cost of investments	$135,703,652	$3,195,493,865	$425,898,051	$352,825,513	$562,938,005	$34,316,395	$1,034,481,841
Cost of foreign currency	$529,249	$26,909,544	$10,525,041	$—	$67,244	$—	$—
Proceeds of written option contracts	$251,083	$—	$—	$—	$—	$—	$—

(1) Includes Investment in securities on loan, at market value	$867,793	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

188

Hartford Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2019

	Hartford Municipal Short Duration Fund	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	The Hartford Total Return Bond Fund	The Hartford World Bond Fund
Assets:
Investments in securities, at market value(1)	$21,440,353	$161,953,334	$1,411,614,490	$753,383,196	$2,888,022,804	$5,307,644,853
Cash	—	15,142	—	—	—	101,740
Due from custodian	—	—	—	1,268,494	—	—
Cash collateral due from broker on futures contracts	—	573,598	1,126,078	2,156,970	924,429	—
Cash collateral due from broker on swap contracts	—	1,010,000	—	—	1,850,000	—
Foreign currency	—	5,926,289	3,029,225	3,498,759	475,399	17,894,625
Unrealized appreciation on OTC swap contracts	—	—	—	2,497,696	3,497,696	36,480
Unrealized appreciation on foreign currency contracts	—	72,599	607	757,135	579,252	49,850,416
Unrealized appreciation on bond forward contracts	—	—	—	—	—	—
Receivables:
Investment securities sold	—	37,297,383	5,793,784	65,075,603	734,170,170	200,231,009
Fund shares sold	3,924	41,992	5,167,414	2,398,128	6,288,851	25,116,748
Dividends and interest	240,253	358,851	7,701,421	5,339,550	12,116,308	27,523,211
Securities lending income	—	—	1,933	902	2,774	4,476
Variation margin on futures contracts	—	—	—	—	—	1,832,319
Variation margin on centrally cleared swap contracts	—	—	—	—	—	—
Tax reclaims	—	—	—	27,316	10,232	2,978
OTC swap contracts premiums paid	—	—	—	474,633	795,065	1,107,801
Other assets	31,887	78,805	170,542	172,646	435,321	393,630

Total assets	21,716,417	207,327,993	1,434,605,494	837,051,028	3,649,168,301	5,631,740,286

Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	132,120	944,122	611,984	86,652,981
Due to custodian	—	—	4,146,477	937,296	132,539	—
Obligation to return securities lending collateral	—	—	6,235,830	2,069,503	7,136,845	7,295,218
Unrealized depreciation on OTC swap contracts	—	—	—	409,464	758,892	882,110
Cash collateral due to broker on swap contracts	—	—	—	—	320,000	1,206,000
TBA sale commitments, at market value	—	15,228,545	—	—	46,541,757	—
Unfunded loan commitments	—	—	367,433	305,238	58,559	—
Payables:
Investment securities purchased	250,000	58,550,520	30,639,399	132,103,335	1,396,333,340	210,915,026
Fund shares redeemed	9,122	8,823	1,878,736	276,966	1,677,582	6,327,981
Investment management fees	6,310	44,992	444,940	308,651	528,473	2,586,988
Transfer agent fees	2,734	7,365	296,856	128,021	378,994	801,541
Accounting services fees	252	2,025	20,895	12,646	40,046	92,624
Board of Directors’ fees	147	572	5,079	2,084	8,368	21,946
Variation margin on centrally cleared swap contracts	—	210,796	—	571,702	2,124,350	1,013,740
Variation margin on futures contracts	—	244,305	503,731	922,071	1,156,835	—
Foreign taxes	—	—	—	3,581	—	—
Distribution fees	481	1,467	25,416	10,799	28,818	20,626
Interest on reverse repurchase agreements	—	843	—	—	—	—
Distributions payable	—	41	260,616	28	93,414	—
Written options	—	—	—	—	—	743,813
Accrued expenses	31,474	33,649	92,330	107,743	176,128	651,512
OTC swap contracts premiums received	—	—	—	4,914,789	6,192,231	1,399,891

Total liabilities	300,520	74,333,943	45,049,858	144,028,039	1,464,299,155	320,611,997

Net assets	$21,415,897	$132,994,050	$1,389,555,636	$693,022,989	$2,184,869,146	$5,311,128,289

Summary of Net Assets:
Capital stock and paid-in-capital	$20,980,163	$132,667,699	$1,376,815,769	$718,545,968	$2,151,878,230	$5,162,275,776
Distributable earnings (loss)	435,734	326,351	12,739,867	(25,522,979)	32,990,916	148,852,513

Net assets	$21,415,897	$132,994,050	$1,389,555,636	$693,022,989	$2,184,869,146	$5,311,128,289

Shares authorized	350,000,000	560,000,000	760,000,000	1,100,000,000	1,150,000,000	1,550,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$10.16	$10.19	$9.92	$8.64	$10.66	$10.75

Maximum offering price per share	$10.64	$10.67	$10.12	$9.05	$11.16	$11.26

Shares outstanding	1,589,089	1,518,336	65,832,209	22,402,779	88,271,991	39,044,847

Net Assets	$16,141,068	$15,478,486	$653,304,303	$193,608,049	$940,594,414	$419,891,367

Class C: Net asset value per share	$10.15	$10.13	$9.92	$8.69	$10.77	$10.54

Shares outstanding	134,180	947,301	8,111,559	5,842,503	2,536,965	7,749,752

Net Assets	$1,362,177	$9,593,776	$80,498,246	$50,793,026	$27,333,710	$81,693,892

The accompanying notes are an integral part of these financial statements.

189

Hartford Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2019

	Hartford Municipal Short Duration Fund	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	The Hartford Total Return Bond Fund	The Hartford World Bond Fund
Class I: Net asset value per share	$10.15	$10.17	$9.92	$8.67	$10.65	$10.83

Shares outstanding	217,986	517,498	40,842,240	30,509,435	10,196,379	205,256,919

Net Assets	$2,212,402	$5,260,915	$404,973,955	$264,536,928	$108,633,432	$2,223,706,078

Class R3: Net asset value per share	$—	$10.18	$9.90	$8.63	$10.95	$10.68

Shares outstanding	—	12,524	169,269	73,537	435,667	182,205

Net Assets	$—	$127,508	$1,676,162	$634,333	$4,769,454	$1,946,342

Class R4: Net asset value per share	$—	$10.18	$9.91	$8.64	$10.85	$10.76

Shares outstanding	—	1,191	783,628	24,141	1,057,559	990,169

Net Assets	$—	$12,129	$7,764,335	$208,538	$11,476,004	$10,651,169

Class R5: Net asset value per share	$—	$10.18	$9.89	$8.63	$10.81	$10.84

Shares outstanding	—	3,170	142,772	959,119	97,009	591,023

Net Assets	$—	$32,271	$1,412,007	$8,280,267	$1,048,647	$6,404,318

Class R6: Net asset value per share	$—	$—	$9.87	$8.63	$10.74	$10.88

Shares outstanding	—	—	1,091	193,727	3,757,203	1,584,336

Net Assets	$—	$—	$10,769	$1,672,666	$40,367,888	$17,229,700

Class Y: Net asset value per share	$—	$10.26	$9.87	$8.63	$10.76	$10.87

Shares outstanding	—	3,331	1,198,666	559,146	45,389,662	48,037,839

Net Assets	$—	$34,179	$11,831,383	$4,824,013	$488,227,583	$522,050,147

Class F: Net asset value per share	$10.16	$10.16	$9.91	$8.67	$10.59	$10.85

Shares outstanding	167,394	10,083,143	23,004,778	19,440,417	53,085,166	186,886,773

Net Assets	$1,700,250	$102,454,786	$228,084,476	$168,465,169	$562,418,014	$2,027,555,276

Cost of investments	$21,065,815	$158,593,215	$1,392,556,396	$762,229,706	$2,826,096,359	$5,273,196,524
Cost of foreign currency	$—	$5,928,485	$3,030,178	$3,499,843	$475,688	$18,102,968
Proceeds of TBA sale commitments	$—	$15,213,446	$—	$—	$46,571,274	$—
Proceeds of written option contracts	$—	$—	$—	$—	$—	$670,463

(1) Includes Investment in securities on loan, at market value	$—	$—	$6,088,562	$1,419,390	$5,704,212	$7,006,224

The accompanying notes are an integral part of these financial statements.

190

Hartford Fixed Income Funds

Statements of Operations

For the Year Ended October 31, 2019

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund
Investment Income:
Dividends	$—	$235,366	$57,059	$73,690	$—	$—	$—
Interest	9,993,261	189,429,515	27,174,642	20,194,153	13,396,767	1,020,535	29,551,060
Securities lending	2,640	—	—	—	2,091	—	—
Less: Foreign tax withheld	(63,548)	—	—	—	—	—	—

Total investment income, net	9,932,353	189,664,881	27,231,701	20,267,843	13,398,858	1,020,535	29,551,060

Expenses:
Investment management fees	1,330,779	20,447,244	3,299,475	2,177,325	2,600,211	114,239	3,046,746
Transfer agent fees
Class A	10,071	796,619	103,672	395,499	326,465	10,518	236,670
Class C	4,340	536,840	70,845	44,872	65,657	1,554	50,168
Class I	46,199	1,035,479	224,882	19,257	52,017	3,297	302,274
Class R3	25	14,232	580	3,937	90,669	—	—
Class R4	81	6,368	908	1,955	14,958	—	—
Class R5	13	1,603	12,357	763	3,114	—	—
Class Y	67,815	212,209	12,516	1,934	22,523	—	11,235
Class F	103	861	137	633	238	27	102
Distribution fees
Class A	14,468	1,959,815	238,233	545,097	465,742	50,642	888,826
Class C	26,357	6,140,457	683,142	352,553	488,987	32,359	714,588
Class R3	59	39,092	1,315	8,909	211,329	—	—
Class R4	118	10,090	1,333	2,890	22,057	—	—
Custodian fees	50,850	63,579	11,984	8,944	13,154	4,629	11,044
Registration and filing fees	124,828	175,326	138,523	115,815	111,706	60,275	160,469
Accounting services fees	28,181	605,956	84,949	60,295	94,008	4,570	130,590
Board of Directors’ fees	5,084	111,775	15,693	10,637	16,909	1,058	28,935
Audit fees	34,760	45,025	43,468	29,844	35,860	29,692	30,243
Other expenses	26,454	319,579	67,416	68,854	61,053	10,804	72,217

Total expenses (before waivers, reimbursement and fees paid indirectly)	1,770,585	32,522,149	5,011,428	3,850,013	4,696,657	323,664	5,684,107

Expense waivers	(266,571)	(8,011)	(336,010)	(313,636)	(406,415)	(97,826)	(3,835)
Transfer agent fee waivers	—	(5,361)	—	—	—	—	—
Distribution fee reimbursements	(191)	(6,376)	(637)	(4,559)	(5,385)	(22,667)	(2,756)

Total waivers, reimbursement and fees paid indirectly	(266,762)	(19,748)	(336,647)	(318,195)	(411,800)	(120,493)	(6,591)

Total expenses, net	1,503,823	32,502,401	4,674,781	3,531,818	4,284,857	203,171	5,677,516

Net Investment Income (Loss)	8,428,530	157,162,480	22,556,920	16,736,025	9,114,001	817,364	23,873,544

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(3,444,126)	(81,444,211)	(13,562,859)	(5,410,212)	(626,525)	347,522	(73,735)
Less: Foreign taxes paid on realized capital gains	(32,312)	—	—	—	—	—	—
Net realized gain (loss) on purchased options contracts	(1,238,671)	—	—	—	(329,817)	—	—
Net realized gain (loss) on futures contracts	(567,767)	—	—	—	1,229,019	—	—
Net realized gain (loss) on written options contracts	805,061	—	—	—	(331,484)	—	—
Net realized gain (loss) on swap contracts	142,148	471,878	75,125	(60,124)	(362,400)	—	—
Net realized gain (loss) on bond forward contracts	—	—	—	—	3,060,935	—	—
Net realized gain (loss) on foreign currency contracts	592,048	8,992,369	2,484,950	299,086	(1,121,443)	—	—
Net realized gain (loss) on other foreign currency transactions	(335,601)	509,075	93,778	2,508	(49,422)	—	—

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(4,079,220)	(71,470,889)	(10,909,006)	(5,168,742)	1,468,863	347,522	(73,735)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	16,746,976	(30,838,580)	(2,301,001)	14,859,861	23,587,178	1,964,849	53,221,667
Net unrealized appreciation (depreciation) of purchased options contracts	44,581	—	—	—	(94,345)	—	—
Net unrealized appreciation (depreciation) of futures contracts	(37,905)	—	—	—	269,906	—	—
Net unrealized appreciation (depreciation) of written options contracts	(210,878)	—	—	—	—	—	—
Net unrealized appreciation (depreciation) of swap contracts	(248,500)	(323,313)	(15,767)	13,631	(5,566,476)	—	—
Net unrealized appreciation (depreciation) of bond forward contracts	—	—	—	—	457,143	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	436,486	(1,657,569)	(374,759)	(45,439)	725,494	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign	59,502	(221,280)	(7,782)	2,409	(6,466)	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments	16,790,262	(33,040,742)	(2,699,309)	14,830,462	19,372,434	1,964,849	53,221,667

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	12,711,042	(104,511,631)	(13,608,315)	9,661,720	20,841,297	2,312,371	53,147,932

Net Increase (Decrease) in Net Assets Resulting from Operations	$21,139,572	$52,650,849	$8,948,605	$26,397,745	$29,955,298	$3,129,735	$77,021,476

The accompanying notes are an integral part of these financial statements.

191

Hartford Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2019

	Hartford Municipal Short Duration Fund	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	The Hartford Total Return Bond Fund	The Hartford World Bond Fund
Investment Income:
Dividends	$—	$—	$—	$22,758	$17,142	$45,089
Interest	609,436	4,021,915	41,910,522	25,803,488	70,294,835	102,877,840
Securities lending	—	—	15,391	21,892	52,705	73,413
Less: Foreign tax withheld	—	—	1,587	(16,463)	(14,675)	(141,283)

Total investment income, net	609,436	4,021,915	41,927,500	25,831,675	70,350,007	102,855,059

Expenses:
Investment management fees	87,969	507,192	4,651,868	2,964,825	5,933,415	29,752,107
Transfer agent fees
Class A	7,530	17,789	873,247	263,417	1,116,829	482,807
Class C	877	5,913	88,077	56,320	52,990	90,359
Class I	988	2,156	231,229	161,656	39,881	2,112,604
Class R3	—	398	2,657	1,047	10,930	3,644
Class R4	—	20	1,220	453	17,498	1,372
Class R5	—	37	1,386	5,965	1,589	6,712
Class R6	—	—	—	29	88	594
Class Y	—	—	8,673	2,775	214,849	611,815
Class F	16	208	821	244	1,715	7,508
Distribution fees
Class A	40,025	31,150	1,501,456	436,658	2,100,237	933,233
Class C	25,110	49,176	795,980	464,360	294,867	833,717
Class R3	—	904	6,065	2,396	24,762	8,346
Class R4	—	30	6,102	663	28,426	5,191
Custodian fees	4,559	6,744	15,422	56,455	45,298	421,034
Registration and filing fees	61,318	107,921	239,905	128,342	171,372	350,918
Accounting services fees	3,519	22,824	217,079	119,711	424,908	1,065,672
Board of Directors’ fees	872	4,024	38,210	16,613	59,978	164,879
Audit fees	29,690	29,736	36,079	49,025	47,142	40,251
Other expenses	10,223	17,066	159,459	68,292	292,414	1,085,002

Total expenses (before waivers, reimbursement and fees paid indirectly)	272,696	803,288	8,874,935	4,799,246	10,879,188	37,977,765

Expense waivers	(100,027)	(137,519)	(46,795)	(249,219)	(61,117)	—
Transfer agent fee waivers	—	—	—	—	—	(169,476)
Distribution fee reimbursements	(21,421)	(655)	(132,512)	(1,263)	(11,137)	(1,605)

Total waivers, reimbursement and fees paid indirectly	(121,448)	(138,174)	(179,307)	(250,482)	(72,254)	(171,081)

Total expenses, net	151,248	665,114	8,695,628	4,548,764	10,806,934	37,806,684

Net Investment Income (Loss)	458,188	3,356,801	33,231,872	21,282,911	59,543,073	65,048,375

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	119,839	1,049,112	94,497	5,629,288	27,196,098	(27,490,960)
Less: Foreign taxes paid on realized capital gains	—	—	—	(303)	—	—
Net realized gain (loss) on purchased options contracts	—	25,719	—	(292,843)	(1,147,187)	6,462,042
Net realized gain (loss) on futures contracts	—	4,201,681	(4,849,142)	9,218,128	8,741,312	(11,375,269)
Net realized gain (loss) on written options contracts	—	(76,669)	—	4,103,161	1,421,543	338,212
Net realized gain (loss) on swap contracts	—	(822,890)	—	(2,614,903)	(7,976,308)	16,695,284
Net realized gain (loss) on bond forward contracts	—	—	—	—	—	—
Net realized gain (loss) on foreign currency contracts	—	(152,060)	613,760	2,658,257	2,170,347	229,173,515
Net realized gain (loss) on other foreign currency transactions	—	244,112	73,337	136,904	(106,591)	2,365,220

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	119,839	4,469,005	(4,067,548)	18,837,689	30,299,214	216,168,044

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	611,613	6,609,713	33,679,925	9,739,951	125,509,388	130,645,622
Net unrealized appreciation (depreciation) of purchased options contracts	—	55,036	—	(83,907)	(45,022)	3,066,367
Net unrealized appreciation (depreciation) of futures contracts	—	160,585	(297,734)	1,748,878	5,038,110	(2,452,066)
Net unrealized appreciation (depreciation) of written options contracts	—	—	—	2,096	2,714	(474,525)
Net unrealized appreciation (depreciation) of swap contracts	—	(2,614,224)	—	(1,579,086)	(12,522,669)	(4,951,776)
Net unrealized appreciation (depreciation) of bond forward contracts	—	—	—	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	76,467	(142,304)	(663,563)	(463,208)	(108,985,365)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	—	4,309	(37,386)	17,344	10,498	730,906

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	611,613	4,291,886	33,202,501	9,181,713	117,529,811	17,579,163

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	731,452	8,760,891	29,134,953	28,019,402	147,829,025	233,747,207

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,189,640	$12,117,692	$62,366,825	$49,302,313	$207,372,098	$298,795,582

The accompanying notes are an integral part of these financial statements.

192

Hartford Fixed Income Funds

Statements of Changes in Net Assets

	The Hartford Emerging Markets Local Debt Fund		The Hartford Floating Rate Fund		The Hartford Floating Rate High Income Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$8,428,530	$9,029,263	$157,162,480	$169,610,317	$22,556,920	$23,155,757
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(4,079,220)	(14,987,057)	(71,470,889)	13,649,327	(10,909,006)	5,595,474
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	16,790,262	(10,221,847)	(33,040,742)	(50,722,002)	(2,699,309)	(9,800,051)

Net Increase (Decrease) in Net Assets Resulting from Operations	21,139,572	(16,179,641)	52,650,849	132,537,642	8,948,605	18,951,180

Distributions to Shareholders:
From distributable earnings:
Class A	(273,930)	(1,878,896)	(42,605,947)	(31,016,596)	(5,529,280)	(5,196,463)
Class C	(110,197)	(649,688)	(22,638,862)	(31,755,580)	(3,003,151)	(2,767,499)
Class I	(2,566,171)	(12,808,230)	(90,636,129)	(78,994,420)	(16,428,547)	(11,962,607)
Class R3	(539)	(4,870)	(376,778)	(347,698)	(13,989)	(10,036)
Class R4	(2,112)	(14,946)	(266,268)	(244,686)	(35,353)	(30,124)
Class R5	(537)	(2,565)	(79,179)	(72,925)	(748,328)	(359,378)
Class Y	(4,366,605)	(23,406,481)	(20,696,019)	(18,238,863)	(900,369)	(513,110)
Class F	(243,778)	(661,846)	(6,124,743)	(2,065,584)	(1,921,024)	(1,089,692)
From tax return of capital:
Class A	(148,327)	—	(1,460,670)	—	(230,158)	—
Class C	(59,669)	—	(776,134)	—	(125,007)	—
Class I	(1,389,531)	—	(3,107,298)	—	(683,844)	—
Class R3	(292)	—	(12,917)	—	(582)	—
Class R4	(1,144)	—	(9,129)	—	(1,472)	—
Class R5	(291)	—	(2,716)	—	(31,150)	—
Class Y	(2,364,429)	—	(709,527)	—	(37,478)	—
Class F	(132,001)	—	(209,976)	—	(79,963)	—

Total distributions	(11,659,553)	(39,427,522)	(189,712,292)	(162,736,352)	(29,769,695)	(21,928,909)

Capital Share Transactions:
Sold	62,177,421	163,538,974	1,325,514,267	1,274,018,030	153,965,801	269,416,980
Issued on reinvestment of distributions	10,832,065	29,357,551	137,251,452	123,739,756	29,427,171	21,650,012
Redeemed	(104,817,681)	(128,788,816)	(2,429,056,377)	(1,367,344,782)	(326,786,629)	(222,919,588)

Net increase (decrease) from capital share transactions	(31,808,195)	64,107,709	(966,290,658)	30,413,004	(143,393,657)	68,147,404

Net Increase (Decrease) in Net Assets	(22,328,176)	8,500,546	(1,103,352,101)	214,294	(164,214,747)	65,169,675

Net Assets:
Beginning of period	163,450,005	154,949,459	4,112,728,522	4,112,514,228	576,896,540	511,726,865

End of period	$141,121,829	$163,450,005	$3,009,376,421	$4,112,728,522	$412,681,793	$576,896,540

The accompanying notes are an integral part of these financial statements.

193

Hartford Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford High Yield Fund		The Hartford Inflation Plus Fund		Hartford Municipal Income Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$16,736,025	$16,903,508	$9,114,001	$12,642,528	$817,364	$619,169
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(5,168,742)	5,017,240	1,468,863	(1,912,900)	347,522	(6,173)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	14,830,462	(21,526,446)	19,372,434	(17,915,470)	1,964,849	(704,374)

Net Increase (Decrease) in Net Assets Resulting from Operations	26,397,745	394,302	29,955,298	(7,185,842)	3,129,735	(91,378)

Distributions to Shareholders:
Class A	(11,031,277)	(10,599,997)	(6,844,656)	(8,681,389)	(499,781)	(341,302)
Class C	(1,504,587)	(2,145,380)	(1,450,053)	(3,949,002)	(73,330)	(82,138)
Class I	(1,125,096)	(1,180,200)	(1,996,980)	(2,726,544)	(198,879)	(161,139)
Class R3	(84,098)	(122,426)	(1,433,971)	(2,056,051)	—	—
Class R4	(58,679)	(64,680)	(318,779)	(490,280)	—	—
Class R5	(36,875)	(44,698)	(103,759)	(141,225)	—	—
Class R6	—	—	—	—	—	—
Class Y	(105,267)	(52,678)	(1,069,785)	(1,490,399)	—	—
Class F	(3,199,002)	(2,687,287)	(5,780,258)	(5,668,571)	(70,158)	(34,595)

Total distributions	(17,144,881)	(16,897,346)	(18,998,241)	(25,203,461)	(842,148)	(619,174)

Capital Share Transactions:
Sold	95,955,323	82,903,479	75,425,184	124,956,378	23,267,784	6,352,938
Issued in merger	—	—	—	—	—	—
Issued on reinvestment of distributions	16,785,736	16,434,837	18,456,778	24,035,321	824,510	617,803
Redeemed	(92,741,566)	(122,537,847)	(143,331,898)	(159,767,418)	(16,776,434)	(2,898,413)

Net increase (decrease) from capital share transactions	19,999,493	(23,199,531)	(49,449,936)	(10,775,719)	7,315,860	4,072,328

Net Increase (Decrease) in Net Assets	29,252,357	(39,702,575)	(38,492,879)	(43,165,022)	9,603,447	3,361,776

Net Assets:
Beginning of period	329,221,459	368,924,034	542,835,804	586,000,826	26,634,931	23,273,155

End of period	$358,473,816	$329,221,459	$504,342,925	$542,835,804	$36,238,378	$26,634,931

The accompanying notes are an integral part of these financial statements.

194

Hartford Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Municipal Opportunities Fund		Hartford Municipal Short Duration Fund		The Hartford Quality Bond Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$23,873,544	$18,759,651	$458,188	$314,534	$3,356,801	$3,276,036
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(73,735)	1,447,555	119,839	(4,469)	4,469,005	(2,164,497)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	53,221,667	(22,242,169)	611,613	(316,083)	4,291,886	(3,077,025)

Net Increase (Decrease) in Net Assets Resulting from Operations	77,021,476	(2,034,963)	1,189,640	(6,018)	12,117,692	(1,965,486)

Distributions to Shareholders:
Class A	(8,905,141)	(6,887,268)	(283,102)	(131,443)	(330,722)	(289,369)
Class C	(1,252,898)	(1,735,387)	(41,791)	(51,501)	(84,509)	(39,859)
Class I	(12,294,014)	(8,984,158)	(109,884)	(120,719)	(86,470)	(73,919)
Class R3	—	—	—	—	(3,928)	(3,947)
Class R4	—	—	—	—	(361)	(281)
Class R5	—	—	—	—	(1,000)	(769)
Class R6	—	—	—	—	—	—
Class Y	(432,881)	(128,444)	—	—	(542)	(382)
Class F	(1,989,043)	(1,024,691)	(29,612)	(10,874)	(3,745,734)	(3,178,404)

Total distributions	(24,873,977)	(18,759,948)	(464,389)	(314,537)	(4,253,266)	(3,586,930)

Capital Share Transactions:
Sold	483,179,901	213,521,385	19,534,515	4,732,658	28,334,628	14,003,293
Issued in merger	—	149,821,506	—	—	—	—
Issued on reinvestment of distributions	21,362,921	15,839,848	453,723	314,205	4,252,289	3,584,854
Redeemed	(253,292,298)	(251,399,062)	(19,206,414)	(4,549,338)	(30,747,537)	(25,812,196)

Net increase (decrease) from capital share transactions	251,250,524	127,783,677	781,824	497,525	1,839,380	(8,224,049)

Net Increase (Decrease) in Net Assets	303,398,023	106,988,766	1,507,075	176,970	9,703,806	(13,776,465)

Net Assets:
Beginning of period	786,774,083	679,785,317	19,908,822	19,731,852	123,290,244	137,066,709

End of period	$1,090,172,106	$786,774,083	$21,415,897	$19,908,822	$132,994,050	$123,290,244

The accompanying notes are an integral part of these financial statements.

195

Hartford Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Short Duration Fund			The Hartford Strategic Income Fund		The Hartford Total Return Bond Fund
	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$33,231,872		$22,573,375	$21,282,911	$18,270,158	$59,543,073	$67,088,248
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(4,067,548)		1,893,218	18,837,689	(999,389)	30,299,214	(36,556,521)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	33,202,501		(18,137,138)	9,181,713	(20,696,126)	117,529,811	(70,950,647)

Net Increase (Decrease) in Net Assets Resulting from Operations	62,366,825		6,329,455	49,302,313	(3,425,357)	207,372,098	(40,418,920)

Distributions to Shareholders:
Class A	(16,119,223)		(11,941,019)	(10,592,958)	(9,507,394)	(28,739,574)	(24,263,084)
Class C	(1,520,128)		(1,526,431)	(2,471,096)	(3,549,513)	(638,429)	(1,043,254)
Class I	(9,349,202)		(5,221,438)	(8,603,868)	(5,266,566)	(2,470,802)	(1,380,824)
Class R3	(27,805)		(21,971)	(24,271)	(17,291)	(133,515)	(130,209)
Class R4	(64,342)		(15,275)	(24,359)	(31,038)	(383,190)	(389,388)
Class R5	(37,679)		(30,206)	(319,656)	(136,772)	(55,498)	(55,564)
Class R6	(205	)(1)	—	(41,455)	(2,553)	(324,510)	(48,200)
Class Y	(394,901)		(260,219)	(216,470)	(85,611)	(19,318,984)	(17,188,323)
Class F	(7,183,445)		(3,625,944)	(10,354,139)	(10,091,253)	(20,720,111)	(37,173,334)

Total distributions	(34,696,930)		(22,642,503)	(32,648,272)	(28,687,991)	(72,784,613)	(81,672,180)

Capital Share Transactions:
Sold	911,987,517		573,762,607	370,375,629	124,022,502	562,037,176	467,479,826
Issued in merger	—		—	—	—	—	—
Issued on reinvestment of distributions	31,707,387		21,034,276	31,746,198	27,198,730	71,565,959	80,616,708
Redeemed	(588,039,157)		(497,183,909)	(189,112,675)	(158,453,960)	(586,910,714)	(687,827,600)

Net increase (decrease) from capital share transactions	355,655,747		97,612,974	213,009,152	(7,232,728)	46,692,421	(139,731,066)

Net Increase (Decrease) in Net Assets	383,325,642		81,299,926	229,663,193	(39,346,076)	181,279,906	(261,822,166)

Net Assets:
Beginning of period	1,006,229,994		924,930,068	463,359,796	502,705,872	2,003,589,240	2,265,411,406

End of period	$1,389,555,636		$1,006,229,994	$693,022,989	$463,359,796	$2,184,869,146	$2,003,589,240

(1)	Commenced operations on February 28, 2019.

The accompanying notes are an integral part of these financial statements.

196

Hartford Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford World Bond Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$65,048,375	$56,013,856
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	216,168,044	143,820,392
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	17,579,163	(98,336,498)

Net Increase (Decrease) in Net Assets Resulting from Operations	298,795,582	101,497,750

Distributions to Shareholders:
Class A	(16,361,894)	(868,705)
Class C	(3,134,237)	(66,893)
Class I	(99,476,152)	(6,541,979)
Class R3	(52,458)	(2,077)
Class R4	(67,409)	(2,193)
Class R5	(212,639)	(12,936)
Class R6	(615,088)	(33,236)
Class Y	(32,773,837)	(2,297,807)
Class F	(81,139,778)	(5,723,612)

Total distributions	(233,833,492)	(15,549,438)

Capital Share Transactions:
Sold	2,373,718,798	1,621,386,244
Issued on reinvestment of distributions	221,092,216	14,775,488
Redeemed	(1,968,243,930)	(1,147,872,387)

Net increase (decrease) from capital share transactions	626,567,084	488,289,345

Net Increase (Decrease) in Net Assets	691,529,174	574,237,657

Net Assets:
Beginning of period	4,619,599,115	4,045,361,458

End of period	$5,311,128,289	$4,619,599,115

The accompanying notes are an integral part of these financial statements.

197

Hartford Fixed Income Funds

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period) (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Emerging Markets Local Debt Fund

For the Year Ended October 31, 2019
A	$5.50	$0.29	$0.48	$0.77	$(0.27)	$—	$(0.14)	$(0.41)	$5.86	14.52%	$5,691	1.45%	1.25%		5.10%	110%
C	5.50	0.25	0.47	0.72	(0.23)	—	(0.13)	(0.36)	5.86	13.57	2,495	2.19	2.00		4.35	110
I	5.48	0.31	0.48	0.79	(0.28)	—	(0.15)	(0.43)	5.84	14.92	41,300	1.11	0.98		5.36	110
R3	5.47	0.29	0.49	0.78	(0.27)	—	(0.14)	(0.41)	5.84	14.82	12	1.74	1.17		5.16	110
R4	5.47	0.29	0.48	0.77	(0.27)	—	(0.14)	(0.41)	5.83	14.58	49	1.44	1.25		5.09	110
R5	5.27	0.29	0.47	0.76	(0.28)	—	(0.15)	(0.43)	5.60	14.96	11	1.14	0.95		5.36	110
Y	5.44	0.31	0.48	0.79	(0.28)	—	(0.15)	(0.43)	5.80	15.12	87,413	1.10	0.90		5.44	110
F	5.48	0.31	0.48	0.79	(0.28)	—	(0.15)	(0.43)	5.84	15.00	4,150	1.02	0.90		5.44	110

For the Year Ended October 31, 2018
A	$7.62	$0.30	$(0.75)	$(0.45)	$(1.67)	$—	$—	$(1.67)	$5.50	(8.25)%	$6,774	1.41%	1.25%		4.78%	130%
C	7.62	0.25	(0.75)	(0.50)	(1.62)	—	—	(1.62)	5.50	(8.86)	2,951	2.19	2.00		4.04	130
I	7.61	0.32	(0.76)	(0.44)	(1.69)	—	—	(1.69)	5.48	(8.00)	62,924	1.07	0.96		5.08	130
R3	7.60	0.29	(0.76)	(0.47)	(1.66)	—	—	(1.66)	5.47	(8.44)	11	1.73	1.39		4.65	130
R4	7.60	0.30	(0.76)	(0.46)	(1.67)	—	—	(1.67)	5.47	(8.29)	60	1.43	1.25		4.79	130
R5	7.38	0.31	(0.73)	(0.42)	(1.69)	—	—	(1.69)	5.27	(7.98)	10	1.13	0.95		5.11	130
Y	7.57	0.32	(0.75)	(0.43)	(1.70)	—	—	(1.70)	5.44	(7.99)	86,121	1.06	0.90		5.13	130
F	7.61	0.32	(0.76)	(0.44)	(1.69)	—	—	(1.69)	5.48	(7.93)	4,599	1.01	0.90		5.15	130

For the Year Ended October 31, 2017
A	$7.48	$0.37	$0.11	$0.48	$(0.34)	$—	$—	$(0.34)	$7.62	6.80%	$8,324	1.44%	1.25%		4.87%	151%
C	7.47	0.31	0.13	0.44	(0.29)	—	—	(0.29)	7.62	5.98	2,777	2.20	2.00		4.13	151
I	7.46	0.39	0.13	0.52	(0.37)	—	—	(0.37)	7.61	7.11	46,768	1.18	1.00		5.10	151
R3	7.43	0.35	0.13	0.48	(0.31)	—	—	(0.31)	7.60	6.61	12	1.96	1.50		4.67	151
R4	7.45	0.37	0.12	0.49	(0.34)	—	—	(0.34)	7.60	6.73	46	1.50	1.25		4.86	151
R5	7.24	0.38	0.11	0.49	(0.35)	—	—	(0.35)	7.38	7.00	11	1.21	0.95		5.22	151
Y	7.43	0.39	0.12	0.51	(0.37)	—	—	(0.37)	7.57	7.11	94,802	1.07	0.90		5.24	151
F(5)	7.29	0.26	0.31	0.57	(0.25)	—	—	(0.25)	7.61	7.87 (6)	2,210	1.04 (7)	0.90	(7)	4.99 (7)	151

For the Year Ended October 31, 2016
A	$7.09	$0.35	$0.38	$0.73	$—	$—	$(0.34)	$(0.34)	$7.48	10.62%	$5,804	1.64%	1.26	%(8)	4.91%	187%
C	7.08	0.30	0.37	0.67	—	—	(0.28)	(0.28)	7.47	9.78	1,895	2.43	2.01	(8)	4.14	187
I	7.07	0.37	0.38	0.75	—	—	(0.36)	(0.36)	7.46	10.93	9,871	1.41	1.01	(8)	5.08	187
R3	7.08	0.32	0.35	0.67	—	—	(0.32)	(0.32)	7.43	9.80	20	1.92	1.56	(8)	4.44	187
R4	7.08	0.34	0.38	0.72	—	—	(0.35)	(0.35)	7.45	10.51	31	1.61	1.26	(8)	4.76	187
R5	7.08	0.36	0.34	0.70	—	—	(0.54)	(0.54)	7.24	10.44	12	1.30	0.96	(8)	5.04	187
Y	7.05	0.37	0.38	0.75	—	—	(0.37)	(0.37)	7.43	10.96	87,545	1.20	0.91	(8)	5.26	187

For the Year Ended October 31, 2015
A	$9.00	$0.36	$(1.87)	$(1.51)	$—	$—	$(0.40)	$(0.40)	$7.09	(17.13)%	$5,827	1.53%	1.25%		4.56%	122%
C	8.99	0.32	(1.90)	(1.58)	—	—	(0.33)	(0.33)	7.08	(17.81)	1,289	2.29	2.00		3.99	122
I	8.98	0.38	(1.87)	(1.49)	—	—	(0.42)	(0.42)	7.07	(16.95)	3,716	1.18	0.97		4.57	122
R3	8.99	0.34	(1.88)	(1.54)	—	—	(0.37)	(0.37)	7.08	(17.40)	1,688	1.81	1.55		4.33	122
R4	8.99	0.37	(1.88)	(1.51)	—	—	(0.40)	(0.40)	7.08	(17.14)	1,741	1.51	1.25		4.63	122
R5	8.99	0.39	(1.88)	(1.49)	—	—	(0.42)	(0.42)	7.08	(16.89)	1,726	1.21	0.95		4.93	122
Y	8.96	0.40	(1.89)	(1.49)	—	—	(0.42)	(0.42)	7.05	(16.90)	177,798	1.11	0.90		5.02	122

The accompanying notes are an integral part of these financial statements.

198

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period) (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Floating Rate Fund

For the Year Ended October 31, 2019
A	$8.68	$0.39	$(0.23)	$0.16	$(0.45)	$—	$(0.02)	$(0.47)	$8.37	1.98%	$762,132	1.00%	1.00%		4.61%	46%
C	8.67	0.33	(0.23)	0.10	(0.31)	—	(0.01)	(0.32)	8.45	1.22	458,641	1.73	1.73		3.89	46
I	8.69	0.41	(0.23)	0.18	(0.49)	—	(0.02)	(0.51)	8.36	2.29	1,316,224	0.71	0.71		4.90	46
R3	8.70	0.37	(0.23)	0.14	(0.41)	—	(0.01)	(0.42)	8.42	1.72	6,708	1.33	1.25		4.35	46
R4	8.67	0.39	(0.22)	0.17	(0.46)	—	(0.02)	(0.48)	8.36	2.04	2,807	1.05	1.00		4.66	46
R5	8.68	0.41	(0.23)	0.18	(0.49)	—	(0.02)	(0.51)	8.35	2.18	1,193	0.77	0.77		4.84	46
Y	8.67	0.42	(0.24)	0.18	(0.50)	—	(0.02)	(0.52)	8.33	2.25	63,586	0.71	0.71		4.93	46
F	8.70	0.41	(0.22)	0.19	(0.51)	—	(0.02)	(0.53)	8.36	2.32	398,085	0.64	0.64		4.83	46

For the Year Ended October 31, 2018
A	$8.74	$0.37	$(0.08)	$0.29	$(0.35)	$—	$—	$(0.35)	$8.68	3.41%	$909,677	0.99%	0.99%		4.21%	55%
C	8.73	0.30	(0.07)	0.23	(0.29)	—	—	(0.29)	8.67	2.65	744,791	1.73	1.73		3.48	55
I	8.75	0.39	(0.07)	0.32	(0.38)	—	—	(0.38)	8.69	3.70	1,903,730	0.72	0.72		4.50	55
R3	8.76	0.35	(0.08)	0.27	(0.33)	—	—	(0.33)	8.70	3.15	8,479	1.37	1.25		3.95	55
R4	8.73	0.37	(0.08)	0.29	(0.35)	—	—	(0.35)	8.67	3.40	5,804	1.07	1.00		4.21	55
R5	8.74	0.39	(0.08)	0.31	(0.37)	—	—	(0.37)	8.68	3.67	1,897	0.77	0.74		4.45	55
Y	8.73	0.39	(0.07)	0.32	(0.38)	—	—	(0.38)	8.67	3.71	470,887	0.71	0.70		4.53	55
F	8.76	0.39	(0.07)	0.32	(0.38)	—	—	(0.38)	8.70	3.88	67,464	0.65	0.65		4.52	55

For the Year Ended October 31, 2017
A	$8.58	$0.32	$0.16	$0.48	$(0.31)	$—	$(0.01)	$(0.32)	$8.74	5.66%	$806,759	0.98%	0.98%		3.68%	62%
C	8.57	0.26	0.15	0.41	(0.24)	—	(0.01)	(0.25)	8.73	4.89	1,046,990	1.72	1.72		2.95	62
I	8.59	0.34	0.16	0.50	(0.33)	—	(0.01)	(0.34)	8.75	5.95	1,817,213	0.71	0.71		3.94	62
R3	8.61	0.30	0.15	0.45	(0.29)	—	(0.01)	(0.30)	8.76	5.25	9,993	1.37	1.25		3.41	62
R4	8.58	0.32	0.15	0.47	(0.31)	—	(0.01)	(0.32)	8.73	5.52	6,359	1.06	1.00		3.65	62
R5	8.58	0.34	0.16	0.50	(0.33)	—	(0.01)	(0.34)	8.74	5.96	2,200	0.80	0.70		3.96	62
Y	8.57	0.35	0.16	0.51	(0.34)	—	(0.01)	(0.35)	8.73	5.99	374,594	0.67	0.67		3.98	62
F(5)	8.74	0.23	0.02	0.25	(0.22)	—	(0.01)	(0.23)	8.76	2.78 (6)	48,407	0.65 (7)	0.65	(7)	3.95 (7)	62

For the Year Ended October 31, 2016
A	$8.41	$0.36	$0.16	$0.52	$(0.35)	$—	$—	$(0.35)	$8.58	6.38%	$875,037	1.02%	1.01	%(9)	4.40%	40%
B	8.40	0.30	0.15	0.45	(0.28)	—	—	(0.28)	8.57	5.59	3,696	1.90	1.76	(9)	3.66	40
C	8.40	0.30	0.16	0.46	(0.29)	—	—	(0.29)	8.57	5.62	1,213,760	1.74	1.74	(9)	3.67	40
I	8.42	0.39	0.15	0.54	(0.37)	—	—	(0.37)	8.59	6.67	1,466,928	0.74	0.74	(9)	4.66	40
R3	8.43	0.34	0.17	0.51	(0.33)	—	—	(0.33)	8.61	6.24	10,618	1.38	1.26	(9)	4.15	40
R4	8.40	0.36	0.17	0.53	(0.35)	—	—	(0.35)	8.58	6.51	8,781	1.07	1.01	(9)	4.39	40
R5	8.41	0.39	0.15	0.54	(0.37)	—	—	(0.37)	8.58	6.70	1,941	0.80	0.71	(9)	4.69	40
Y	8.40	0.39	0.16	0.55	(0.38)	—	—	(0.38)	8.57	6.76	318,753	0.66	0.66	(9)	4.73	40

For the Year Ended October 31, 2015
A	$8.88	$0.36	$(0.46)	$(0.10)	$(0.33)	$—	$(0.04)	$(0.37)	$8.41	(1.20)%	$1,109,960	0.98%	0.98%		4.19%	30%
B	8.86	0.30	(0.46)	(0.16)	(0.27)	—	(0.03)	(0.30)	8.40	(1.85)	7,942	1.84	1.75		3.42	30
C	8.86	0.30	(0.46)	(0.16)	(0.27)	—	(0.03)	(0.30)	8.40	(1.94)	1,463,472	1.73	1.73		3.44	30
I	8.89	0.39	(0.47)	(0.08)	(0.35)	—	(0.04)	(0.39)	8.42	(0.92)	1,698,313	0.71	0.71		4.45	30
R3	8.89	0.34	(0.46)	(0.12)	(0.31)	—	(0.03)	(0.34)	8.43	(1.46)	13,707	1.37	1.25		3.92	30
R4	8.87	0.36	(0.47)	(0.11)	(0.32)	—	(0.04)	(0.36)	8.40	(1.22)	9,264	1.06	1.00		4.16	30
R5	8.87	0.39	(0.46)	(0.07)	(0.35)	—	(0.04)	(0.39)	8.41	(0.81)	2,818	0.78	0.70		4.46	30
Y	8.86	0.39	(0.46)	(0.07)	(0.35)	—	(0.04)	(0.39)	8.40	(0.76)	398,751	0.65	0.65		4.51	30

The accompanying notes are an integral part of these financial statements.

199

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period) (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Floating Rate High Income Fund

For the Year Ended October 31, 2019
A	$10.01	$0.46	$(0.24)	$0.22	$(0.57)	$—	$(0.02)	$(0.59)	$9.64	2.34%	$87,122	1.14%	1.05%		4.71%	78%
C	10.01	0.39	(0.24)	0.15	(0.42)	—	(0.02)	(0.44)	9.72	1.60	56,859	1.88	1.80		3.97	78
I	10.02	0.48	(0.24)	0.24	(0.61)	—	(0.03)	(0.64)	9.62	2.63	220,436	0.87	0.80		4.97	78
R3	10.00	0.43	(0.23)	0.20	(0.52)	—	(0.02)	(0.54)	9.66	2.13	227	1.50	1.35		4.41	78
R4	9.99	0.46	(0.24)	0.22	(0.58)	—	(0.02)	(0.60)	9.61	2.33	346	1.20	1.05		4.76	78
R5	9.98	0.49	(0.24)	0.25	(0.62)	—	(0.03)	(0.65)	9.58	2.72	11,015	0.88	0.75		5.01	78
Y	9.99	0.48	(0.23)	0.25	(0.62)	—	(0.03)	(0.65)	9.59	2.71	14,773	0.86	0.77		4.98	78
F	10.01	0.49	(0.24)	0.25	(0.62)	—	(0.03)	(0.65)	9.61	2.73	21,903	0.78	0.75		5.04	78

For the Year Ended October 31, 2018
A	$10.06	$0.43	$(0.07)	$0.36	$(0.41)	$—	$—	$(0.41)	$10.01	3.62%	$119,920	1.14%	1.05%		4.29%	84%
C	10.06	0.36	(0.08)	0.28	(0.33)	—	—	(0.33)	10.01	2.85	78,122	1.88	1.80		3.54	84
I	10.07	0.46	(0.08)	0.38	(0.43)	—	—	(0.43)	10.02	3.88	313,336	0.86	0.80		4.56	84
R3	10.05	0.40	(0.07)	0.33	(0.38)	—	—	(0.38)	10.00	3.31	267	1.50	1.35		4.00	84
R4	10.04	0.43	(0.07)	0.36	(0.41)	—	—	(0.41)	9.99	3.62	809	1.20	1.05		4.30	84
R5	10.03	0.47	(0.08)	0.39	(0.44)	—	—	(0.44)	9.98	3.93	12,192	0.89	0.75		4.65	84
Y	10.04	0.46	(0.07)	0.39	(0.44)	—	—	(0.44)	9.99	3.93	20,412	0.83	0.75		4.62	84
F	10.07	0.46	(0.08)	0.38	(0.44)	—	—	(0.44)	10.01	3.93	31,840	0.78	0.75		4.61	84

For the Year Ended October 31, 2017
A	$9.82	$0.40	$0.22	$0.62	$(0.38)	$—	$—	$(0.38)	$10.06	6.38%	$145,099	1.10%	1.05%		3.97%	77%
C	9.82	0.32	0.22	0.54	(0.30)	—	—	(0.30)	10.06	5.59	89,003	1.86	1.80		3.23	77
I	9.83	0.42	0.22	0.64	(0.40)	—	—	(0.40)	10.07	6.64	250,468	0.87	0.80		4.19	77
R3	9.81	0.37	0.22	0.59	(0.35)	—	—	(0.35)	10.05	6.07	339	1.53	1.35		3.69	77
R4	9.80	0.39	0.23	0.62	(0.38)	—	—	(0.38)	10.04	6.38	709	1.18	1.05		3.94	77
R5	9.80	0.42	0.22	0.64	(0.41)	—	—	(0.41)	10.03	6.59	1,851	0.87	0.75		4.17	77
Y	9.80	0.43	0.22	0.65	(0.41)	—	—	(0.41)	10.04	6.71	7,121	0.80	0.75		4.28	77
F(5)	10.03	0.29	0.01	0.30	(0.26)	—	—	(0.26)	10.07	2.98 (6)	17,138	0.77 (7)	0.75	(7)	4.27 (7)	77

For the Year Ended October 31, 2016
A	$9.59	$0.51	$0.20	$0.71	$(0.45)	$—	$(0.03)	$(0.48)	$9.82	7.81%	$123,600	1.15%	1.07	%(10)	5.43%	75%
C	9.60	0.44	0.19	0.63	(0.39)	—	(0.02)	(0.41)	9.82	6.90	83,318	1.91	1.82	(10)	4.70	75
I	9.60	0.53	0.21	0.74	(0.48)	—	(0.03)	(0.51)	9.83	8.07	151,912	0.91	0.82	(10)	5.65	75
R3	9.58	0.49	0.20	0.69	(0.43)	—	(0.03)	(0.46)	9.81	7.50	319	1.55	1.37	(10)	5.18	75
R4	9.58	0.51	0.20	0.71	(0.46)	—	(0.03)	(0.49)	9.80	7.77	507	1.23	1.07	(10)	5.40	75
R5	9.57	0.53	0.31	0.84	(0.58)	—	(0.03)	(0.61)	9.80	9.27	592	0.92	0.77	(10)	5.55	75
Y	9.57	0.54	0.20	0.74	(0.48)	—	(0.03)	(0.51)	9.80	8.14	4,932	0.81	0.77	(10)	5.75	75

For the Year Ended October 31, 2015
A	$10.54	$0.51	$(0.81)	$(0.30)	$(0.41)	$(0.15)	$(0.09)	$(0.65)	$9.59	(3.00)%	$134,991	1.11%	1.05%		5.06%	55%
C	10.54	0.43	(0.79)	(0.36)	(0.35)	(0.15)	(0.08)	(0.58)	9.60	(3.63)	99,723	1.88	1.80		4.31	55
I	10.55	0.53	(0.80)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.60	(2.75)	148,276	0.86	0.80		5.30	55
R3	10.52	0.48	(0.80)	(0.32)	(0.39)	(0.15)	(0.08)	(0.62)	9.58	(3.21)	807	1.48	1.35		4.73	55
R4	10.52	0.51	(0.80)	(0.29)	(0.41)	(0.15)	(0.09)	(0.65)	9.58	(2.91)	2,889	1.18	1.05		5.06	55
R5	10.52	0.54	(0.81)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.57	(2.63)	2,823	0.88	0.75		5.35	55
Y	10.52	0.54	(0.81)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.57	(2.72)	4,989	0.77	0.75		5.33	55

The accompanying notes are an integral part of these financial statements.

200

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital		Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period) (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford High Yield Fund

For the Year Ended October 31, 2019
A	$7.15	$0.36	$0.22	$0.58	$(0.37)	$—	$—		$(0.37)	$7.36	8.27%	$229,615	1.17%	1.05%		5.00%	36%
C	7.12	0.31	0.21	0.52	(0.31)	—	—		(0.31)	7.33	7.42	32,746	1.87	1.80		4.27	36
I	7.19	0.38	0.21	0.59	(0.40)	—	—		(0.40)	7.38	8.55	20,575	0.83	0.79		5.25	36
R3	7.14	0.34	0.22	0.56	(0.34)	—	—		(0.34)	7.36	8.03	1,501	1.46	1.35		4.72	36
R4	7.16	0.36	0.22	0.58	(0.37)	—	—		(0.37)	7.37	8.26	1,009	1.16	1.05		5.02	36
R5	7.15	0.38	0.21	0.59	(0.41)	—	—		(0.41)	7.33	8.50	793	0.85	0.75		5.29	36
Y	7.13	0.37	0.21	0.58	(0.41)	—	—		(0.41)	7.30	8.42	11,647	0.83	0.78		5.09	36
F	7.18	0.39	0.22	0.61	(0.42)	—	—		(0.42)	7.37	8.74	60,588	0.74	0.70		5.35	36

For the Year Ended October 31, 2018
A	$7.49	$0.36	$(0.34)	$0.02	$(0.36)	$—	$—		$(0.36)	$7.15	0.27%	$214,430	1.17%	1.05%		4.92%	29%
C	7.47	0.31	(0.36)	(0.05)	(0.30)	—	—		(0.30)	7.12	(0.63)	38,727	1.87	1.80		4.17	29
I	7.54	0.38	(0.35)	0.03	(0.38)	—	—		(0.38)	7.19	0.44	18,652	0.83	0.78		5.19	29
R3	7.49	0.34	(0.35)	(0.01)	(0.34)	—	—		(0.34)	7.14	(0.17)	1,964	1.47	1.35		4.62	29
R4	7.51	0.36	(0.35)	0.01	(0.36)	—	—		(0.36)	7.16	0.15	1,144	1.17	1.05		4.92	29
R5	7.49	0.38	(0.34)	0.04	(0.38)	—	—		(0.38)	7.15	0.57	628	0.87	0.75		5.22	29
Y	7.48	0.39	(0.35)	0.04	(0.39)	—	—		(0.39)	7.13	0.48	867	0.81	0.70		5.27	29
F	7.53	0.39	(0.35)	0.04	(0.39)	—	—		(0.39)	7.18	0.51	52,810	0.75	0.70		5.27	29

For the Year Ended October 31, 2017
A	$7.28	$0.37	$0.21	$0.58	$(0.36)	$—	$(0.01)		$(0.37)	$7.49	8.16%	$224,824	1.17%	1.05%		5.04%	49%
C	7.25	0.32	0.22	0.54	(0.31)	—	(0.01)		(0.32)	7.47	7.52	57,139	1.85	1.80		4.29	49
I	7.31	0.39	0.23	0.62	(0.38)	—	(0.01)		(0.39)	7.54	8.70	28,998	0.95	0.80		5.28	49
R3	7.27	0.35	0.22	0.57	(0.34)	—	(0.01)		(0.35)	7.49	7.99	2,586	1.48	1.35		4.74	49
R4	7.28	0.37	0.23	0.60	(0.36)	—	(0.01)		(0.37)	7.51	8.45	1,463	1.18	1.05		5.03	49
R5	7.27	0.39	0.22	0.61	(0.38)	—	(0.01)		(0.39)	7.49	8.63	885	0.87	0.75		5.33	49
Y	7.26	0.40	0.22	0.62	(0.39)	—	(0.01)		(0.40)	7.48	8.69	7,330	0.75	0.70		5.40	49
F(5)	7.48	0.27	0.05	0.32	(0.26)	—	(0.01)		(0.27)	7.53	4.33 (6)	45,699	0.75 (7)	0.70	(7)	5.31 (7)	49

For the Year Ended October 31, 2016
A	$7.14	$0.35	$0.14	$0.49	$(0.35)	$—	$—		$(0.35)	$7.28	7.10%	$247,549	1.23%	1.07	%(11)	4.93%	47%
B	7.10	0.29	0.13	0.42	(0.29)	—	—		(0.29)	7.23	6.17	1,509	2.12	1.82	(11)	4.19	47
C	7.12	0.29	0.13	0.42	(0.29)	—	—		(0.29)	7.25	6.16	61,297	1.88	1.82	(11)	4.18	47
I	7.18	0.36	0.14	0.50	(0.37)	—	—		(0.37)	7.31	7.20	37,099	0.88	0.82	(11)	5.14	47
R3	7.14	0.33	0.13	0.46	(0.33)	—	—		(0.33)	7.27	6.64	3,153	1.50	1.37	(11)	4.63	47
R4	7.15	0.35	0.12	0.47	(0.34)	—	—		(0.34)	7.28	6.92	1,681	1.20	1.07	(11)	5.01	47
R5	7.14	0.37	0.13	0.50	(0.37)	—	—		(0.37)	7.27	7.27	665	0.90	0.77	(11)	5.23	47
Y	7.13	0.37	0.13	0.50	(0.37)	—	—		(0.37)	7.26	7.32	7,957	0.77	0.72	(11)	5.28	47

For the Year Ended October 31, 2015
A	$7.68	$0.35	$(0.54)	$(0.19)	$(0.35)	$—	$—	(12)	$(0.35)	$7.14	(2.52)%	$245,946	1.16%	1.05%		4.64%	40%
B	7.64	0.30	(0.55)	(0.25)	(0.29)	—	—	(12)	(0.29)	7.10	(3.27)	3,274	2.06	1.80		3.99	40
C	7.65	0.30	(0.54)	(0.24)	(0.29)	—	—	(12)	(0.29)	7.12	(3.13)	67,854	1.84	1.80		4.00	40
I	7.72	0.37	(0.54)	(0.17)	(0.37)	—	—	(12)	(0.37)	7.18	(2.25)	30,492	0.84	0.80		4.99	40
R3	7.68	0.33	(0.54)	(0.21)	(0.33)	—	—	(12)	(0.33)	7.14	(2.81)	2,178	1.48	1.35		4.45	40
R4	7.68	0.35	(0.53)	(0.18)	(0.35)	—	—	(12)	(0.35)	7.15	(2.38)	1,377	1.17	1.05		4.75	40
R5	7.68	0.37	(0.54)	(0.17)	(0.37)	—	—	(12)	(0.37)	7.14	(2.22)	489	0.86	0.75		5.05	40
Y	7.67	0.38	(0.54)	(0.16)	(0.38)	—	—	(12)	(0.38)	7.13	(2.18)	7,728	0.74	0.70		5.10	40

The accompanying notes are an integral part of these financial statements.

201

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period) (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Inflation Plus Fund

For the Year Ended October 31, 2019
A	$10.34	$0.18	$0.40	$0.58	$(0.38)	$—	$—	$(0.38)	$10.54	5.81%	$185,301	0.99%	0.85%		1.71%	77%
C	9.88	0.09	0.39	0.48	(0.25)	—	—	(0.25)	10.11	5.00	34,060	1.70	1.60		0.87	77
I	10.53	0.21	0.41	0.62	(0.40)	—	—	(0.40)	10.75	6.17	52,182	0.66	0.60		1.98	77
R3	10.13	0.14	0.40	0.54	(0.34)	—	—	(0.34)	10.33	5.50	40,395	1.28	1.20		1.36	77
R4	10.33	0.18	0.40	0.58	(0.37)	—	—	(0.37)	10.54	5.79	7,831	0.98	0.90		1.72	77
R5	10.50	0.20	0.41	0.61	(0.40)	—	—	(0.40)	10.71	6.18	1,975	0.68	0.60		1.88	77
Y	10.56	0.21	0.41	0.62	(0.41)	—	—	(0.41)	10.77	6.11	24,678	0.65	0.58		1.97	77
F	10.53	0.22	0.41	0.63	(0.41)	—	—	(0.41)	10.75	6.22	157,921	0.56	0.55		2.05	77

For the Year Ended October 31, 2018
A	$10.95	$0.25	$(0.37)	$(0.12)	$(0.49)	$—	$—	$(0.49)	$10.34	(1.19)%	$193,398	0.98%	0.85%		2.34%	18%
C	10.47	0.16	(0.36)	(0.20)	(0.39)	—	—	(0.39)	9.88	(1.95)	60,373	1.69	1.60		1.61	18
I	11.15	0.27	(0.38)	(0.11)	(0.51)	—	—	(0.51)	10.53	(0.99)	51,586	0.67	0.60		2.57	18
R3	10.74	0.20	(0.36)	(0.16)	(0.45)	—	—	(0.45)	10.13	(1.57)	45,035	1.28	1.20		1.99	18
R4	10.94	0.24	(0.37)	(0.13)	(0.48)	—	—	(0.48)	10.33	(1.28)	9,723	0.98	0.90		2.32	18
R5	11.12	0.27	(0.37)	(0.10)	(0.52)	—	—	(0.52)	10.50	(0.99)	2,711	0.68	0.60		2.54	18
Y	11.18	0.28	(0.38)	(0.10)	(0.52)	—	—	(0.52)	10.56	(0.93)	28,512	0.62	0.55		2.64	18
F	11.16	0.28	(0.39)	(0.11)	(0.52)	—	—	(0.52)	10.53	(1.03)	151,498	0.56	0.55		2.61	18

For the Year Ended October 31, 2017
A	$11.05	$0.15	$(0.12)	$0.03	$(0.13)	$—	$—	$(0.13)	$10.95	0.27%	$203,962	0.95%	0.85%		1.39%	72%
C	10.56	0.07	(0.12)	(0.05)	(0.04)	—	—	(0.04)	10.47	(0.46)	110,182	1.67	1.60		0.65	72
I	11.25	0.18	(0.12)	0.06	(0.16)	—	—	(0.16)	11.15	0.53	57,101	0.74	0.60		1.66	72
R3	10.84	0.11	(0.12)	(0.01)	(0.09)	—	—	(0.09)	10.74	(0.07)	48,953	1.27	1.20		1.05	72
R4	11.04	0.15	(0.13)	0.02	(0.12)	—	—	(0.12)	10.94	0.22	11,278	0.97	0.90		1.33	72
R5	11.22	0.18	(0.12)	0.06	(0.16)	—	—	(0.16)	11.12	0.54	2,924	0.69	0.60		1.67	72
Y	11.28	0.19	(0.13)	0.06	(0.16)	—	—	(0.16)	11.18	0.59	31,947	0.57	0.55		1.75	72
F(5)	11.08	0.12	(0.04)	0.08	—	—	—	—	11.16	0.72 (6)	119,654	0.55 (7)	0.55	(7)	1.65 (7)	72

For the Year Ended October 31, 2016
A	$10.57	$0.09	$0.39	$0.48	$—	$—	$—	$—	$11.05	4.54%	$229,329	0.98%	0.87	%(13)	0.87%	70%
B	10.18	(0.01)	0.40	0.39	—	—	—	—	10.57	3.83	5,154	1.83	1.62	(13)	(0.07)	70
C	10.17	0.01	0.38	0.39	—	—	—	—	10.56	3.83	146,289	1.69	1.62	(13)	0.10	70
I	10.73	0.13	0.39	0.52	—	—	—	—	11.25	4.85	62,726	0.76	0.62	(13)	1.16	70
R3	10.40	0.06	0.38	0.44	—	—	—	—	10.84	4.23	56,150	1.28	1.22	(13)	0.53	70
R4	10.56	0.08	0.40	0.48	—	—	—	—	11.04	4.55	15,684	0.98	0.92	(13)	0.79	70
R5	10.71	0.11	0.40	0.51	—	—	—	—	11.22	4.76	2,392	0.70	0.62	(13)	1.03	70
Y	10.75	0.11	0.42	0.53	—	—	—	—	11.28	4.93	101,942	0.57	0.57	(13)	0.99	70

For the Year Ended October 31, 2015
A	$10.79	$(0.04)	$(0.17)	$(0.21)	$(0.01)	$—	$—	$(0.01)	$10.57	(1.99)%	$257,100	0.94%	0.85%		(0.34)%	155%
B	10.47	(0.13)	(0.16)	(0.29)	—	—	—	—	10.18	(2.75)	10,385	1.78	1.60		(1.22)	155
C	10.47	(0.12)	(0.18)	(0.30)	—	—	—	—	10.17	(2.84)	178,363	1.66	1.60		(1.13)	155
I	10.94	(0.02)	(0.18)	(0.20)	(0.01)	—	—	(0.01)	10.73	(1.85)	63,658	0.73	0.60		(0.18)	155
R3	10.66	(0.06)	(0.20)	(0.26)	—	—	—	—	10.40	(2.40)	61,292	1.25	1.20		(0.60)	155
R4	10.79	(0.03)	(0.19)	(0.22)	(0.01)	—	—	(0.01)	10.56	(2.08)	19,243	0.95	0.90		(0.30)	155
R5	10.91	(0.01)	(0.18)	(0.19)	(0.01)	—	—	(0.01)	10.71	(1.77)	3,757	0.66	0.60		(0.12)	155
Y	10.95	—	(0.19)	(0.19)	(0.01)	—	—	(0.01)	10.75	(1.76)	197,882	0.54	0.54		0.03	155

The accompanying notes are an integral part of these financial statements.

202

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period) (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover

Hartford Municipal Income Fund

For the Year Ended October 31, 2019
A	$10.04	$0.26	$0.74	$1.00	$(0.26)	$—	$—	$(0.26)	$10.78	10.05%		$22,713	0.99%		0.67%		2.45%		47%
C	10.04	0.24	0.74	0.98	(0.23)	—	—	(0.23)	10.79	9.85		2,714	1.74		0.88		2.27		47
I	10.04	0.28	0.74	1.02	(0.31)	—	—	(0.31)	10.75	10.30		7,227	0.74		0.44		2.69		47
F	10.03	0.29	0.74	1.03	(0.31)	—	—	(0.31)	10.75	10.38		3,584	0.69		0.39		2.71		47

For the Year Ended October 31, 2018
A	$10.32	$0.24	$(0.28)	$(0.04)	$(0.24)	$—	$—	$(0.24)	$10.04	(0.36)%		$15,155	1.09%		0.65%		2.39%		15%
C	10.32	0.24	(0.28)	(0.04)	(0.24)	—	—	(0.24)	10.04	(0.38)		3,488	1.82		0.67		2.37		15
I	10.32	0.27	(0.28)	(0.01)	(0.27)	—	—	(0.27)	10.04	(0.11)		6,320	0.80		0.40		2.64		15
F	10.32	0.27	(0.29)	(0.02)	(0.27)	—	—	(0.27)	10.03	(0.20)		1,673	0.78		0.39		2.65		15

For the Year Ended October 31, 2017
A	$10.34	$0.22	$(0.02)	$0.20	$(0.22)	$—	$—	$(0.22)	$10.32	2.03%		$12,913	1.10%		0.69%		2.21%		10%
C	10.34	0.21	(0.02)	0.19	(0.21)	—	—	(0.21)	10.32	1.87		3,317	1.81		0.84		2.06		10
I	10.34	0.25	(0.02)	0.23	(0.25)	—	—	(0.25)	10.32	2.29		5,917	0.81		0.44		2.46		10
F(5)	10.04	0.17	0.28	0.45	(0.17)	—	—	(0.17)	10.32	4.52	(6)	1,127	0.80	(7)	0.39	(7)	2.48	(7)	10

For the Year Ended October 31, 2016
A	$10.09	$0.21	$0.25	$0.46	$(0.21)	$—	$—	$(0.21)	$10.34	4.62%		$9,933	1.70%		0.70	%(14)	2.06%		13%
C	10.09	0.14	0.25	0.39	(0.14)	—	—	(0.14)	10.34	3.86		3,034	2.39		1.45	(14)	1.33		13
I	10.09	0.24	0.25	0.49	(0.24)	—	—	(0.24)	10.34	4.89		6,140	1.39		0.45	(14)	2.33		13

For the Period Ended October 31, 2015
A(15)	$10.00	$0.08	$0.09	$0.17	$(0.08)	$—	$—	$(0.08)	$10.09	1.67	%(6)	$3,075	1.11	%(7)	0.69	%(7)	1.83	%(7)	21%
C(15)	10.00	0.04	0.09	0.13	(0.04)	—	—	(0.04)	10.09	1.35	(6)	2,533	1.83	(7)	1.44	(7)	1.07	(7)	21
I(15)	10.00	0.09	0.09	0.18	(0.09)	—	—	(0.09)	10.09	1.77	(6)	5,107	0.83	(7)	0.44	(7)	2.07	(7)	21

The Hartford Municipal Opportunities Fund

For the Year Ended October 31, 2019
A	$8.37	$0.22	$0.51	$0.73	$(0.22)	$—	$—	$(0.22)	$8.88	8.79%		$394,518	0.69%		0.69%		2.49%		15%
C	8.37	0.15	0.52	0.67	(0.15)	—	—	(0.15)	8.89	8.08		66,792	1.44		1.44		1.75		15
I	8.38	0.24	0.52	0.76	(0.26)	—	—	(0.26)	8.88	9.15		516,299	0.44		0.44		2.72		15
Y	8.38	0.24	0.52	0.76	(0.26)	—	—	(0.26)	8.88	9.17		14,391	0.45		0.45		2.74		15
F	8.38	0.24	0.51	0.75	(0.26)	—	—	(0.26)	8.87	9.15		98,172	0.37		0.37		2.76		15

For the Year Ended October 31, 2018
A	$8.60	$0.22	$(0.23)	$(0.01)	$(0.22)	$—	$—	$(0.22)	$8.37	(0.11)%		$325,322	0.70%		0.69%		2.60%		23%
C	8.60	0.16	(0.23)	(0.07)	(0.16)	—	—	(0.16)	8.37	(0.86)		77,408	1.46		1.44		1.85		23
I	8.61	0.24	(0.23)	0.01	(0.24)	—	—	(0.24)	8.38	0.14		325,853	0.45		0.44		2.85		23
Y(16)	8.52	0.10	(0.14)	(0.04)	(0.10)	—	—	(0.10)	8.38	(0.46	)(6)	14,574	0.44	(7)	0.44	(7)	2.87	(7)	23
F	8.61	0.25	(0.23)	0.02	(0.25)	—	—	(0.25)	8.38	0.20		43,617	0.38		0.38		2.90		23

For the Year Ended October 31, 2017
A	$8.69	$0.22	$(0.09)	$0.13	$(0.22)	$—	$—	$(0.22)	$8.60	1.50%		$251,143	0.68%		0.68%		2.53%		23%
C	8.69	0.15	(0.09)	0.06	(0.15)	—	—	(0.15)	8.60	0.73		100,507	1.44		1.44		1.77		23
I	8.71	0.24	(0.10)	0.14	(0.24)	—	—	(0.24)	8.61	1.63		302,855	0.44		0.44		2.77		23
F(5)	8.46	0.16	0.15	0.31	(0.16)	—	—	(0.16)	8.61	3.69	(6)	25,280	0.39	(7)	0.39	(7)	2.77	(7)	23

For the Year Ended October 31, 2016
A	$8.53	$0.21	$0.16	$0.37	$(0.21)	$—	$—	$(0.21)	$8.69	4.40%		$283,275	0.70%		0.70	%(17)	2.44%		22%
B	8.53	0.15	0.15	0.30	(0.15)	—	—	(0.15)	8.68	3.50		964	1.51		1.45	(17)	1.74		22
C	8.54	0.15	0.15	0.30	(0.15)	—	—	(0.15)	8.69	3.50		127,960	1.46		1.45	(17)	1.69		22
I	8.55	0.23	0.17	0.40	(0.24)	—	—	(0.24)	8.71	4.66		337,900	0.46		0.45	(17)	2.68		22

The accompanying notes are an integral part of these financial statements.

203

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period) (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover

The Hartford Municipal Opportunities Fund – (continued)

For the Year Ended October 31, 2015
A	$8.53	$0.24	$—	$0.24	$(0.24)	$—	$—	$(0.24)	$8.53	2.85%		$212,254	0.81%		0.75%		2.82%		21%
B	8.53	0.18	(0.01)	0.17	(0.17)	—	—	(0.17)	8.53	2.08		2,425	1.63		1.51		2.06		21
C	8.54	0.18	(0.01)	0.17	(0.17)	—	—	(0.17)	8.54	2.08		97,729	1.57		1.51		2.07		21
I	8.55	0.26	—	0.26	(0.26)	—	—	(0.26)	8.55	3.10		166,610	0.56		0.50		3.08		21

Hartford Municipal Short Duration Fund

For the Year Ended October 31, 2019
A	$9.88	$0.18	$0.28	$0.46	$(0.18)	$—	$—	$(0.18)	$10.16	4.66%		$16,141	1.09%		0.66%		1.77%		73%
C	9.87	0.17	0.27	0.44	(0.16)	—	—	(0.16)	10.15	4.54		1,362	1.82		0.76		1.66		73
I	9.88	0.20	0.28	0.48	(0.21)	—	—	(0.21)	10.15	4.92		2,212	0.80		0.41		2.01		73
F	9.88	0.20	0.28	0.48	(0.20)	—	—	(0.20)	10.16	4.94		1,700	0.79		0.39		2.03		73

For the Year Ended October 31, 2018
A	$10.04	$0.16	$(0.16)	$—	$(0.16)	$—	$—	$(0.16)	$9.88	(0.03)%		$8,984	1.20%		0.61%		1.58%		24%
C	10.04	0.15	(0.17)	(0.02)	(0.15)	—	—	(0.15)	9.87	(0.24)		3,157	1.94		0.73		1.46		24
I	10.05	0.18	(0.17)	0.01	(0.18)	—	—	(0.18)	9.88	0.08		6,789	0.92		0.41		1.78		24
F	10.05	0.18	(0.17)	0.01	(0.18)	—	—	(0.18)	9.88	0.09		979	0.90		0.39		1.80		24

For the Year Ended October 31, 2017
A	$10.08	$0.12	$(0.04)	$0.08	$(0.12)	$—	$—	$(0.12)	$10.04	0.81%		$8,363	1.15%		0.67%		1.21%		20%
C	10.08	0.09	(0.04)	0.05	(0.09)	—	—	(0.09)	10.04	0.54		3,614	1.88		0.95		0.92		20
I	10.08	0.14	(0.03)	0.11	(0.14)	—	—	(0.14)	10.05	1.15		7,246	0.87		0.44		1.44		20
F(5)	9.96	0.10	0.09	0.19	(0.10)	—	—	(0.10)	10.05	1.91	(6)	509	0.87	(7)	0.39	(7)	1.53	(7)	20

For the Year Ended October 31, 2016
A	$10.06	$0.10	$0.02	$0.12	$(0.10)	$—	$—	$(0.10)	$10.08	1.15%		$8,383	1.55%		0.70	%(14)	0.95%		12%
C	10.05	0.02	0.03	0.05	(0.02)	—	—	(0.02)	10.08	0.50		4,067	2.29		1.45	(14)	0.20		12
I	10.06	0.12	0.02	0.14	(0.12)	—	—	(0.12)	10.08	1.40		5,915	1.27		0.45	(14)	1.20		12

For the Period Ended October 31, 2015
A(15)	$10.00	$0.03	$0.06	$0.09	$(0.03)	$—	$—	$(0.03)	$10.06	0.91	%(6)	$3,993	1.12	%(7)	0.69	%(7)	0.75	%(7)	6%
C(15)	10.00	—	0.05	0.05	—	—	—	—	10.05	0.53	(6)	3,137	1.82	(7)	1.44	(7)	(0.02	)(7)	6
I(15)	10.00	0.04	0.06	0.10	(0.04)	—	—	(0.04)	10.06	1.01	(6)	5,106	0.78	(7)	0.44	(7)	0.97	(7)	6

The Hartford Quality Bond Fund

For the Year Ended October 31, 2019
A	$9.55	$0.23	$0.68	$0.91	$(0.27)	$—	$—	$(0.27)	$10.19	9.72%		$15,478	0.94%		0.83%		2.34%		59%
C	9.47	0.16	0.67	0.83	(0.17)	—	—	(0.17)	10.13	8.96		9,594	1.67		1.56		1.57		59
I	9.55	0.26	0.68	0.94	(0.32)	—	—	(0.32)	10.17	10.04		5,261	0.63		0.53		2.62		59
R3	9.53	0.20	0.66	0.86	(0.21)	—	—	(0.21)	10.18	9.26		128	1.27		1.16		2.03		59
R4	9.56	0.25	0.68	0.93	(0.31)	—	—	(0.31)	10.18	9.85		12	0.97		0.61		2.58		59
R5	9.56	0.26	0.68	0.94	(0.32)	—	—	(0.32)	10.18	9.99		32	0.67		0.56		2.61		59
Y	9.64	0.27	0.70	0.97	(0.35)	—	—	(0.35)	10.26	10.23		34	0.13		0.02		2.70		59
F	9.56	0.27	0.67	0.94	(0.34)	—	—	(0.34)	10.16	10.17		102,455	0.55		0.44		2.74		59

For the Year Ended October 31, 2018
A	$9.95	$0.21	$(0.38)	$(0.17)	$(0.23)	$—	$—	$(0.23)	$9.55	(1.84)%		$10,117	0.93%		0.82%		2.11%		67%
C	9.87	0.13	(0.38)	(0.25)	(0.15)	—	—	(0.15)	9.47	(2.65)		2,630	1.75		1.60		1.33		67
I	9.95	0.23	(0.37)	(0.14)	(0.26)	—	—	(0.26)	9.55	(1.45)		1,760	0.65		0.54		2.32		67
R3	9.93	0.17	(0.37)	(0.20)	(0.20)	—	—	(0.20)	9.53	(2.18)		196	1.27		1.15		1.79		67
R4	9.96	0.22	(0.37)	(0.15)	(0.25)	—	—	(0.25)	9.56	(1.56)		11	1.00		0.63		2.29		67
R5	9.96	0.23	(0.38)	(0.15)	(0.25)	—	—	(0.25)	9.56	(1.49)		29	0.67		0.56		2.37		67
Y	10.04	0.24	(0.38)	(0.14)	(0.26)	—	—	(0.26)	9.64	(1.43)		15	0.61		0.54		2.39		67
F	9.96	0.24	(0.37)	(0.13)	(0.27)	—	—	(0.27)	9.56	(1.47)		108,531	0.55		0.44		2.49		67

The accompanying notes are an integral part of these financial statements.

204

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period) (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Quality Bond Fund – (continued)

For the Year Ended October 31, 2017
A	$10.34	$0.16	$(0.20)	$(0.04)	$(0.19)	$(0.16)	$—	$(0.35)	$9.95	(0.35)%	$13,410	1.01%	0.95%		1.59%	94%
C	10.26	0.08	(0.20)	(0.12)	(0.11)	(0.16)	—	(0.27)	9.87	(1.11)	2,558	1.77	1.70		0.82	94
I	10.35	0.18	(0.21)	(0.03)	(0.21)	(0.16)	—	(0.37)	9.95	(0.20)	3,852	0.76	0.70		1.77	94
R3	10.32	0.13	(0.20)	(0.07)	(0.16)	(0.16)	—	(0.32)	9.93	(0.66)	251	1.37	1.25		1.34	94
R4	10.35	0.16	(0.20)	(0.04)	(0.19)	(0.16)	—	(0.35)	9.96	(0.30)	11	1.12	0.91		1.59	94
R5	10.35	0.19	(0.20)	(0.01)	(0.22)	(0.16)	—	(0.38)	9.96	(0.05)	30	0.77	0.65		1.89	94
Y	10.36	0.18	(0.18)	—	(0.16)	(0.16)	—	(0.32)	10.04	0.01	15	0.65	0.60		1.80	94
F(5)	9.94	0.14	0.04	0.18	(0.16)	—	—	(0.16)	9.96	1.80 (6)	116,939	0.66 (7)	0.55	(7)	2.14 (7)	94

For the Year Ended October 31, 2016
A	$10.19	$0.12	$0.24	$0.36	$(0.14)	$(0.07)	$—	$(0.21)	$10.34	3.54%	$14,294	1.04%	0.96	%(18)	1.14%	84%
C	10.12	0.04	0.23	0.27	(0.06)	(0.07)	—	(0.13)	10.26	2.70	3,890	1.78	1.71	(18)	0.40	84
I	10.21	0.14	0.24	0.38	(0.17)	(0.07)	—	(0.24)	10.35	3.73	12,254	0.78	0.71	(18)	1.40	84
R3	10.17	0.06	0.31	0.37	(0.15)	(0.07)	—	(0.22)	10.32	3.66	198	1.38	1.26	(18)	0.57	84
R4	10.19	0.08	0.33	0.41	(0.18)	(0.07)	—	(0.25)	10.35	4.08	24	1.07	0.96	(18)	0.75	84
R5	10.21	0.11	0.33	0.44	(0.23)	(0.07)	—	(0.30)	10.35	4.37	45	0.77	0.66	(18)	1.05	84
Y	10.21	0.16	0.24	0.40	(0.18)	(0.07)	—	(0.25)	10.36	3.90	93,809	0.67	0.61	(18)	1.53	84

For the Year Ended October 31, 2015
A	$10.19	$0.04	$0.16	$0.20	$(0.05)	$(0.15)	$—	$(0.20)	$10.19	2.01%	$11,513	1.18%	0.90%		0.43%	20%
C	10.15	(0.03)	0.16	0.13	(0.01)	(0.15)	—	(0.16)	10.12	1.28	2,453	1.93	1.64		(0.31)	20
I	10.20	0.07	0.17	0.24	(0.08)	(0.15)	—	(0.23)	10.21	2.37	2,283	0.89	0.61		0.71	20
R3	10.17	0.01	0.16	0.17	(0.02)	(0.15)	—	(0.17)	10.17	1.69	2,082	1.58	1.25		0.07	20
R4	10.19	0.04	0.16	0.20	(0.05)	(0.15)	—	(0.20)	10.19	1.95	2,100	1.28	0.95		0.37	20
R5	10.20	0.07	0.16	0.23	(0.07)	(0.15)	—	(0.22)	10.21	2.32	2,119	0.98	0.65		0.67	20
Y	10.20	0.07	0.17	0.24	(0.08)	(0.15)	—	(0.23)	10.21	2.36	9,547	0.89	0.60		0.72	20

The Hartford Short Duration Fund

For the Year Ended October 31, 2019
A	$9.70	$0.26	$0.22	$0.48	$(0.26)	$—	$—	$(0.26)	$9.92	5.05%	$653,304	0.84%	0.81%		2.67%	30%
C	9.69	0.19	0.23	0.42	(0.19)	—	—	(0.19)	9.92	4.34	80,498	1.55	1.55		1.93	30
I	9.71	0.29	0.24	0.53	(0.32)	—	—	(0.32)	9.92	5.52	404,974	0.52	0.52		2.95	30
R3	9.67	0.23	0.23	0.46	(0.23)	—	—	(0.23)	9.90	4.78	1,676	1.16	1.15		2.31	30
R4	9.68	0.26	0.23	0.49	(0.26)	—	—	(0.26)	9.91	5.16	7,764	0.74	0.74		2.66	30
R5	9.69	0.29	0.22	0.51	(0.31)	—	—	(0.31)	9.89	5.37	1,412	0.56	0.55		2.93	30
R6(19)	9.70	0.20	0.17	0.37	(0.20)	—	—	(0.20)	9.87	3.85	11	0.45	0.45		2.99	30
Y	9.67	0.29	0.23	0.52	(0.32)	—	—	(0.32)	9.87	5.43	11,831	0.52	0.52		2.97	30
F	9.72	0.30	0.22	0.52	(0.33)	—	—	(0.33)	9.91	5.44	228,084	0.44	0.44		3.03	30

For the Year Ended October 31, 2018
A	$9.87	$0.23	$(0.17)	$0.06	$(0.23)	$—	$—	$(0.23)	$9.70	0.66%	$516,715	0.91%	0.85%		2.39%	29%
C	9.87	0.16	(0.18)	(0.02)	(0.16)	—	—	(0.16)	9.69	(0.19)	71,192	1.61	1.60		1.63	29
I	9.89	0.26	(0.18)	0.08	(0.26)	—	—	(0.26)	9.71	0.85	227,412	0.56	0.56		2.68	29
R3	9.84	0.22	(0.17)	0.05	(0.22)	—	—	(0.22)	9.67	0.52	960	1.21	0.99		2.25	29
R4	9.85	0.23	(0.17)	0.06	(0.23)	—	—	(0.23)	9.68	0.66	645	0.91	0.85		2.39	29
R5	9.86	0.26	(0.17)	0.09	(0.26)	—	—	(0.26)	9.69	0.96	1,125	0.61	0.55		2.71	29
Y	9.84	0.27	(0.18)	0.09	(0.26)	—	—	(0.26)	9.67	0.97	14,983	0.54	0.54		2.73	29
F	9.89	0.27	(0.17)	0.10	(0.27)	—	—	(0.27)	9.72	1.02	173,198	0.49	0.49		2.76	29

The accompanying notes are an integral part of these financial statements.

205

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period) (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Short Duration Fund – (continued)

For the Year Ended October 31, 2017
A	$9.88	$0.20	$(0.01)	$0.19	$(0.20)	$—	$—	$(0.20)	$9.87	1.94%	$523,916	0.86%	0.84%		2.02%	42%
C	9.88	0.13	(0.01)	0.12	(0.13)	—	—	(0.13)	9.87	1.20	103,013	1.58	1.57		1.29	42
I	9.90	0.23	(0.01)	0.22	(0.23)	—	—	(0.23)	9.89	2.21	185,948	0.58	0.58		2.29	42
R3	9.86	0.17	(0.02)	0.15	(0.17)	—	—	(0.17)	9.84	1.58	1,175	1.22	1.09		1.77	42
R4	9.87	0.20	(0.02)	0.18	(0.20)	—	—	(0.20)	9.85	1.83	626	0.92	0.85		2.01	42
R5	9.86	0.23	—	0.23	(0.23)	—	—	(0.23)	9.86	2.33	807	0.60	0.55		2.33	42
Y	9.86	0.23	(0.02)	0.21	(0.23)	—	—	(0.23)	9.84	2.17	5,549	0.50	0.50		2.32	42
F(5)	9.88	0.16	0.01	0.17	(0.16)	—	—	(0.16)	9.89	1.73 (6)	103,896	0.49 (7)	0.49	(7)	2.45 (7)	42

For the Year Ended October 31, 2016
A	$9.80	$0.17	$0.08	$0.25	$(0.17)	$—	$—	$(0.17)	$9.88	2.56%	$530,178	0.90%	0.86	%(20)	1.69%	41%
B	9.85	0.16	0.10	0.26	(0.17)	—	—	(0.17)	9.94	2.66	2,393	1.04	0.86	(20)	1.67	41
C	9.80	0.09	0.09	0.18	(0.10)	—	—	(0.10)	9.88	1.80	125,548	1.61	1.61	(20)	0.94	41
I	9.82	0.19	0.09	0.28	(0.20)	—	—	(0.20)	9.90	2.86	189,645	0.57	0.57	(20)	1.98	41
R3	9.78	0.14	0.08	0.22	(0.14)	—	—	(0.14)	9.86	2.26	1,167	1.24	1.16	(20)	1.38	41
R4	9.79	0.17	0.08	0.25	(0.17)	—	—	(0.17)	9.87	2.56	661	0.94	0.86	(20)	1.68	41
R5	9.78	0.20	0.08	0.28	(0.20)	—	—	(0.20)	9.86	2.87	209	0.63	0.56	(20)	2.02	41
Y	9.78	0.20	0.08	0.28	(0.20)	—	—	(0.20)	9.86	2.92	45,768	0.51	0.51	(20)	2.05	41

For the Year Ended October 31, 2015
A	$9.91	$0.15	$(0.07)	$0.08	$(0.16)	$(0.03)	$—	$(0.19)	$9.80	0.80%	$469,337	0.90%	0.85%		1.51%	31%
B	9.96	0.16	(0.08)	0.08	(0.16)	(0.03)	—	(0.19)	9.85	0.80	4,450	1.03	0.85		1.56	31
C	9.91	0.08	(0.07)	0.01	(0.09)	(0.03)	—	(0.12)	9.80	0.05	120,116	1.60	1.60		0.81	31
I	9.93	0.19	(0.08)	0.11	(0.19)	(0.03)	—	(0.22)	9.82	1.11	126,578	0.54	0.54		1.87	31
R3	9.88	0.12	(0.06)	0.06	(0.13)	(0.03)	—	(0.16)	9.78	0.60	1,084	1.23	1.15		1.26	31
R4	9.89	0.15	(0.06)	0.09	(0.16)	(0.03)	—	(0.19)	9.79	0.90	677	0.92	0.85		1.56	31
R5	9.89	0.18	(0.07)	0.11	(0.19)	(0.03)	—	(0.22)	9.78	1.10	111	0.62	0.55		1.86	31
Y	9.88	0.19	(0.06)	0.13	(0.20)	(0.03)	—	(0.23)	9.78	1.25	8,412	0.51	0.51		1.91	31

The Hartford Strategic Income Fund

For the Year Ended October 31, 2019
A	$8.41	$0.32	$0.44	$0.76	$(0.53)	$—	$—	$(0.53)	$8.64	9.42%	$193,608	1.03%	0.95%		3.80%	74%
C	8.45	0.26	0.44	0.70	(0.46)	—	—	(0.46)	8.69	8.59	50,793	1.75	1.70		3.05	74
I	8.43	0.34	0.45	0.79	(0.55)	—	—	(0.55)	8.67	9.82	264,537	0.73	0.70		4.04	74
R3	8.39	0.30	0.44	0.74	(0.50)	—	—	(0.50)	8.63	9.22	634	1.34	1.25		3.50	74
R4	8.40	0.32	0.45	0.77	(0.53)	—	—	(0.53)	8.64	9.54	209	1.05	0.95		3.80	74
R5	8.40	0.35	0.43	0.78	(0.55)	—	—	(0.55)	8.63	9.78	8,280	0.74	0.65		4.09	74
R6	8.40	0.35	0.44	0.79	(0.56)	—	—	(0.56)	8.63	9.84	1,673	0.63	0.60		4.12	74
Y	8.39	0.35	0.44	0.79	(0.55)	—	—	(0.55)	8.63	9.91	4,824	0.71	0.66		4.09	74
F	8.43	0.35	0.45	0.80	(0.56)	—	—	(0.56)	8.67	9.93	168,465	0.63	0.60		4.15	74

For the Year Ended October 31, 2018
A	$9.00	$0.33	$(0.40)	$(0.07)	$(0.52)	$—	$—	$(0.52)	$8.41	(0.77)%	$164,749	1.05%	0.95%		3.78%	63%
C	9.03	0.26	(0.39)	(0.13)	(0.45)	—	—	(0.45)	8.45	(1.49)	48,099	1.78	1.70		3.03	63
I	9.03	0.35	(0.40)	(0.05)	(0.55)	—	—	(0.55)	8.43	(0.63)	88,704	0.77	0.70		4.03	63
R3	8.98	0.30	(0.39)	(0.09)	(0.50)	—	—	(0.50)	8.39	(1.10)	306	1.37	1.25		3.48	63
R4	8.99	0.33	(0.40)	(0.07)	(0.52)	—	—	(0.52)	8.40	(0.79)	560	1.08	0.95		3.78	63
R5	8.99	0.35	(0.39)	(0.04)	(0.55)	—	—	(0.55)	8.40	(0.46)	4,446	0.78	0.65		4.12	63
R6	8.99	0.36	(0.39)	(0.03)	(0.56)	—	—	(0.56)	8.40	(0.41)	150	0.66	0.60		4.15	63
Y	8.99	0.36	(0.40)	(0.04)	(0.56)	—	—	(0.56)	8.39	(0.49)	2,513	0.72	0.60		4.14	63
F	9.02	0.36	(0.39)	(0.03)	(0.56)	—	—	(0.56)	8.43	(0.41)	153,833	0.66	0.60		4.13	63

The accompanying notes are an integral part of these financial statements.

206

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period) (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Strategic Income Fund – (continued)

For the Year Ended October 31, 2017
A	$8.76	$0.36	$0.26	$0.62	$(0.38)	$—	$—	$(0.38)	$9.00	7.26%		$161,969	1.03%	0.95%		4.02%	82%
C	8.79	0.29	0.26	0.55	(0.31)	—	—	(0.31)	9.03	6.38		74,017	1.74	1.70		3.29	82
I	8.79	0.37	0.27	0.64	(0.40)	—	—	(0.40)	9.03	7.51		83,345	0.76	0.70		4.11	82
R3	8.75	0.33	0.25	0.58	(0.35)	—	—	(0.35)	8.98	6.83		329	1.45	1.25		3.70	82
R4	8.76	0.35	0.26	0.61	(0.38)	—	—	(0.38)	8.99	7.13		748	1.08	0.95		4.00	82
R5	8.76	0.38	0.26	0.64	(0.41)	—	—	(0.41)	8.99	7.48		1,467	0.75	0.65		4.25	82
R6	8.75	0.39	0.26	0.65	(0.41)	—	—	(0.41)	8.99	7.66		11	0.70	0.60		4.41	82
Y	8.75	0.42	0.23	0.65	(0.41)	—	—	(0.41)	8.99	7.67		657	0.64	0.60		4.79	82
F(5)	8.79	0.25	0.20	0.45	(0.22)	—	—	(0.22)	9.02	5.21	(6)	180,163	0.64 (7)	0.60	(7)	4.08 (7)	82

For the Year Ended October 31, 2016
A	$8.53	$0.39	$0.19	$0.58	$(0.35)	$—	$—	$(0.35)	$8.76	7.02%		$120,051	1.05%	0.96	%(21)	4.54%	55%
B	8.53	0.37	0.21	0.58	(0.33)	—	—	(0.33)	8.78	6.98		2,205	1.27	1.11	(21)	4.37	55
C	8.55	0.32	0.20	0.52	(0.28)	—	—	(0.28)	8.79	6.27		74,607	1.75	1.71	(21)	3.78	55
I	8.55	0.41	0.21	0.62	(0.38)	—	—	(0.38)	8.79	7.29		31,317	0.75	0.71	(21)	4.79	55
R3	8.51	0.36	0.20	0.56	(0.32)	—	—	(0.32)	8.75	6.81		267	1.42	1.26	(21)	4.23	55
R4	8.52	0.39	0.20	0.59	(0.35)	—	—	(0.35)	8.76	7.15		224	1.08	0.96	(21)	4.55	55
R5	8.52	0.42	0.20	0.62	(0.38)	—	—	(0.38)	8.76	7.49		413	0.76	0.66	(21)	4.87	55
R6	8.52	0.42	0.19	0.61	(0.38)	—	—	(0.38)	8.75	7.43		11	0.65	0.61	(21)	4.88	55
Y	8.52	0.42	0.19	0.61	(0.38)	—	—	(0.38)	8.75	7.43		164,098	0.65	0.61	(21)	4.89	55

For the Year Ended October 31, 2015
A	$9.30	$0.37	$(0.57)	$(0.20)	$(0.37)	$(0.20)	$—	$(0.57)	$8.53	(2.23)%		$123,510	1.03%	0.95%		4.23%	66%
B	9.30	0.32	(0.59)	(0.27)	(0.30)	(0.20)	—	(0.50)	8.53	(3.00)		4,019	1.85	1.70		3.60	66
C	9.32	0.32	(0.59)	(0.27)	(0.30)	(0.20)	—	(0.50)	8.55	(2.97)		86,887	1.74	1.70		3.61	66
I	9.33	0.41	(0.60)	(0.19)	(0.39)	(0.20)	—	(0.59)	8.55	(1.97)		29,189	0.73	0.70		4.61	66
R3	9.29	0.35	(0.59)	(0.24)	(0.34)	(0.20)	—	(0.54)	8.51	(2.64)		314	1.41	1.25		4.04	66
R4	9.30	0.38	(0.59)	(0.21)	(0.37)	(0.20)	—	(0.57)	8.52	(2.34)		175	1.08	0.95		4.37	66
R5	9.30	0.41	(0.60)	(0.19)	(0.39)	(0.20)	—	(0.59)	8.52	(2.05)		306	0.75	0.65		4.70	66
R6(22)	9.27	0.41	(0.56)	(0.15)	(0.40)	(0.20)	—	(0.60)	8.52	(1.66	)(6)	10	0.69 (7)	0.59	(7)	4.78 (7)	66
Y	9.30	0.41	(0.59)	(0.18)	(0.40)	(0.20)	—	(0.60)	8.52	(1.99)		111,277	0.64	0.60		4.70	66

The Hartford Total Return Bond Fund

For the Year Ended October 31, 2019
A	$9.92	$0.30	$0.79	$1.09	$(0.35)	$—	$—	$(0.35)	$10.66	11.24%		$940,594	0.74%	0.74%		2.90%	71%
C	9.97	0.22	0.80	1.02	(0.22)	—	—	(0.22)	10.77	10.37		27,334	1.54	1.54		2.12	71
I	9.95	0.33	0.79	1.12	(0.42)	—	—	(0.42)	10.65	11.49		108,633	0.42	0.42		3.19	71
R3	10.14	0.27	0.82	1.09	(0.28)	—	—	(0.28)	10.95	10.93		4,769	1.08	1.07		2.58	71
R4	10.09	0.30	0.81	1.11	(0.35)	—	—	(0.35)	10.85	11.20		11,476	0.77	0.76		2.89	71
R5	10.06	0.33	0.83	1.16	(0.41)	—	—	(0.41)	10.81	11.80		1,049	0.48	0.48		3.22	71
R6	10.03	0.32	0.82	1.14	(0.43)	—	—	(0.43)	10.74	11.67		40,368	0.35	0.34		3.04	71
Y	10.04	0.34	0.81	1.15	(0.43)	—	—	(0.43)	10.76	11.68		488,228	0.41	0.40		3.25	71
F	9.90	0.34	0.78	1.12	(0.43)	—	—	(0.43)	10.59	11.58		562,418	0.36	0.36		3.29	71

For the Year Ended October 31, 2018
A	$10.44	$0.28	$(0.48)	$(0.20)	$(0.32)	$—	$—	$(0.32)	$9.92	(1.95)%		$774,821	0.82%	0.82%		2.72%	74%
C	10.46	0.20	(0.49)	(0.29)	(0.20)	—	—	(0.20)	9.97	(2.79)		30,760	1.61	1.60		1.93	74
I	10.45	0.31	(0.48)	(0.17)	(0.33)	—	—	(0.33)	9.95	(1.68)		51,131	0.51	0.51		3.03	74
R3	10.64	0.25	(0.50)	(0.25)	(0.25)	—	—	(0.25)	10.14	(2.37)		5,000	1.16	1.15		2.38	74
R4	10.62	0.28	(0.49)	(0.21)	(0.32)	—	—	(0.32)	10.09	(2.04)		11,153	0.85	0.85		2.67	74
R5	10.62	0.31	(0.49)	(0.18)	(0.38)	—	—	(0.38)	10.06	(1.74)		1,548	0.56	0.56		2.98	74
R6	10.61	0.32	(0.50)	(0.18)	(0.40)	—	—	(0.40)	10.03	(1.72)		1,678	0.44	0.44		3.11	74
Y	10.61	0.32	(0.50)	(0.18)	(0.39)	—	—	(0.39)	10.04	(1.69)		449,292	0.48	0.48		3.06	74
F	10.46	0.31	(0.47)	(0.16)	(0.40)	—	—	(0.40)	9.90	(1.59)		678,207	0.44	0.44		3.10	74

The accompanying notes are an integral part of these financial statements.

207

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period) (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Total Return Bond Fund – (continued)

For the Year Ended October 31, 2017
A	$10.48	$0.26	$(0.04)	$0.22	$(0.26)	$—	$—	$(0.26)	$10.44	2.19%	$772,486	0.84%	0.84%		2.55%	56%
C	10.50	0.19	(0.04)	0.15	(0.19)	—	—	(0.19)	10.46	1.43	59,204	1.58	1.58		1.82	56
I	10.49	0.29	(0.04)	0.25	(0.29)	—	—	(0.29)	10.45	2.41	35,182	0.77	0.62		2.78	56
R3	10.68	0.23	(0.04)	0.19	(0.23)	—	—	(0.23)	10.64	1.86	5,851	1.17	1.17		2.22	56
R4	10.66	0.27	(0.04)	0.23	(0.27)	—	—	(0.27)	10.62	2.18	14,290	0.85	0.85		2.54	56
R5	10.65	0.30	(0.03)	0.27	(0.30)	—	—	(0.30)	10.62	2.48	1,548	0.55	0.55		2.84	56
R6	10.64	0.30	(0.02)	0.28	(0.31)	—	—	(0.31)	10.61	2.69	1,092	0.45	0.44		2.87	56
Y	10.65	0.31	(0.04)	0.27	(0.31)	—	—	(0.31)	10.61	2.57	438,589	0.46	0.46		2.96	56
F(5)	10.32	0.20	0.14	0.34	(0.20)	—	—	(0.20)	10.46	3.36 (6)	937,170	0.44 (7)	0.44	(7)	2.88 (7)	56

For the Year Ended October 31, 2016
A	$10.28	$0.28	$0.22	$0.50	$(0.25)	$(0.02)	$(0.03)	$(0.30)	$10.48	4.77%	$782,964	0.87%	0.87	%(23)	2.68%	41%
B	10.20	0.20	0.21	0.41	(0.18)	(0.02)	(0.02)	(0.22)	10.39	4.09	4,406	1.89	1.63	(23)	1.92	41
C	10.30	0.20	0.22	0.42	(0.18)	(0.02)	(0.02)	(0.22)	10.50	4.10	73,841	1.60	1.60	(23)	1.95	41
I	10.30	0.30	0.22	0.52	(0.28)	(0.02)	(0.03)	(0.33)	10.49	5.08	115,889	0.61	0.61	(23)	2.86	41
R3	10.48	0.25	0.22	0.47	(0.23)	(0.02)	(0.02)	(0.27)	10.68	4.51	5,943	1.18	1.18	(23)	2.37	41
R4	10.46	0.28	0.22	0.50	(0.25)	(0.02)	(0.03)	(0.30)	10.66	4.85	15,348	0.86	0.86	(23)	2.69	41
R5	10.46	0.32	0.20	0.52	(0.28)	(0.02)	(0.03)	(0.33)	10.65	5.16	1,473	0.56	0.56	(23)	3.00	41
R6	10.45	0.32	0.21	0.53	(0.29)	(0.02)	(0.03)	(0.34)	10.64	5.15	11	0.45	0.45	(23)	3.07	41
Y	10.45	0.33	0.21	0.54	(0.29)	(0.02)	(0.03)	(0.34)	10.65	5.27	1,031,478	0.45	0.45	(23)	3.10	41

For the Year Ended October 31, 2015
A	$10.71	$0.23	$(0.21)	$0.02	$(0.22)	$(0.23)	$—	$(0.45)	$10.28	0.35%	$672,638	0.87%	0.87%		2.20%	57%
B	10.63	0.15	(0.20)	(0.05)	(0.15)	(0.23)	—	(0.38)	10.20	(0.50)	10,528	1.86	1.62		1.43	57
C	10.72	0.16	(0.20)	(0.04)	(0.15)	(0.23)	—	(0.38)	10.30	(0.38)	67,147	1.59	1.59		1.50	57
I	10.72	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.30	0.67	23,201	0.56	0.56		2.60	57
R3	10.90	0.21	(0.21)	—	(0.19)	(0.23)	—	(0.42)	10.48	0.07	6,198	1.16	1.16		1.93	57
R4	10.88	0.24	(0.20)	0.04	(0.23)	(0.23)	—	(0.46)	10.46	0.39	15,610	0.84	0.84		2.25	57
R5	10.88	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.46	0.68	1,423	0.55	0.55		2.57	57
R6(22)	10.87	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.45	0.65 (6)	10	0.50 (7)	0.50	(7)	2.61 (7)	57
Y	10.87	0.28	(0.20)	0.08	(0.27)	(0.23)	—	(0.50)	10.45	0.79	1,103,177	0.44	0.44		2.67	57

The Hartford World Bond Fund

For the Year Ended October 31, 2019
A	$10.65	$0.10	$0.49	$0.59	$(0.48)	$(0.01)	$—	$(0.49)	$10.75	5.68%	$419,891	1.02%	1.02%		0.98%	93%
C	10.45	0.03	0.47	0.50	(0.40)	(0.01)	—	(0.41)	10.54	4.92	81,694	1.75	1.75		0.26	93
I	10.72	0.14	0.48	0.62	(0.50)	(0.01)	—	(0.51)	10.83	6.02	2,223,706	0.74	0.74		1.26	93
R3	10.58	0.07	0.48	0.55	(0.44)	(0.01)	—	(0.45)	10.68	5.39	1,946	1.36	1.35		0.63	93
R4	10.65	0.09	0.51	0.60	(0.48)	(0.01)	—	(0.49)	10.76	5.71	10,651	0.96	0.96		0.84	93
R5	10.72	0.13	0.50	0.63	(0.50)	(0.01)	—	(0.51)	10.84	6.00	6,404	0.76	0.76		1.23	93
R6	10.76	0.14	0.50	0.64	(0.51)	(0.01)	—	(0.52)	10.88	6.09	17,230	0.64	0.64		1.34	93
Y	10.75	0.14	0.50	0.64	(0.51)	(0.01)	—	(0.52)	10.87	6.04	522,050	0.73	0.70		1.31	93
F	10.74	0.15	0.48	0.63	(0.51)	(0.01)	—	(0.52)	10.85	6.11	2,027,555	0.64	0.64		1.35	93

For the Year Ended October 31, 2018
A	$10.45	$0.11	$0.12	$0.23	$(0.03)	$—	$—	$(0.03)	$10.65	2.18%	$339,123	1.04%	1.04%		1.04%	115%
C	10.31	0.03	0.12	0.15	(0.01)	—	—	(0.01)	10.45	1.44	78,993	1.77	1.77		0.30	115
I	10.50	0.14	0.12	0.26	(0.04)	—	—	(0.04)	10.72	2.45	1,943,254	0.76	0.76		1.32	115
R3	10.41	0.07	0.12	0.19	(0.02)	—	—	(0.02)	10.58	1.82	1,161	1.38	1.36		0.67	115
R4	10.46	0.11	0.11	0.22	(0.03)	—	—	(0.03)	10.65	2.09	847	1.08	1.07		1.02	115
R5	10.51	0.14	0.11	0.25	(0.04)	—	—	(0.04)	10.72	2.35	3,840	0.78	0.77		1.34	115
R6	10.53	0.16	0.11	0.27	(0.04)	—	—	(0.04)	10.76	2.58	10,009	0.67	0.67		1.50	115
Y	10.53	0.15	0.11	0.26	(0.04)	—	—	(0.04)	10.75	2.44	670,390	0.71	0.71		1.40	115
F	10.51	0.15	0.12	0.27	(0.04)	—	—	(0.04)	10.74	2.58	1,571,981	0.66	0.66		1.43	115

The accompanying notes are an integral part of these financial statements.

208

Hartford Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period) (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford World Bond Fund – (continued)

For the Year Ended October 31, 2017
A	$10.36	$0.11	$(0.02	)(24)	$0.09	$—	$—	$—	$—	$10.45	0.87%	$331,084	1.08%	1.05%		1.02%	100%
C	10.29	0.03	(0.01	)(24)	0.02	—	—	—	—	10.31	0.19	101,882	1.78	1.78		0.30	100
I	10.39	0.13	(0.02	)(24)	0.11	—	—	—	—	10.50	1.16	1,880,345	0.85	0.80		1.26	100
R3	10.35	0.07	(0.01	)(24)	0.06	—	—	—	—	10.41	0.58	2,139	1.40	1.35		0.70	100
R4	10.37	0.11	(0.02	)(24)	0.09	—	—	—	—	10.46	0.87	664	1.10	1.05		1.03	100
R5	10.38	0.13	—		0.13	—	—	—	—	10.51	1.25	2,087	0.79	0.75		1.27	100
R6	10.40	0.14	(0.01	)(24)	0.13	—	—	—	—	10.53	1.25	1,176	0.71	0.69		1.36	100
Y	10.40	0.14	(0.01	)(24)	0.13	—	—	—	—	10.53	1.25	490,321	0.70	0.70		1.37	100
F(5)	10.32	0.08	0.11	(24)	0.19	—	—	—	—	10.51	1.84 (6)	1,235,664	0.68 (7)	0.68	(7)	1.14 (7)	100

For the Year Ended October 31, 2016
A	$10.47	$0.11	$0.07		$0.18	$—	$(0.26)	$(0.03)	$(0.29)	$10.36	1.78%	$481,126	1.13%	1.07	%(25)	1.12%	122%
C	10.46	0.04	0.06		0.10	—	(0.26)	(0.01)	(0.27)	10.29	0.95	155,828	1.79	1.79	(25)	0.40	122
I	10.49	0.14	0.06		0.20	—	(0.26)	(0.04)	(0.30)	10.39	1.91	2,407,302	0.81	0.81	(25)	1.39	122
R3	10.48	0.09	0.06		0.15	—	(0.26)	(0.02)	(0.28)	10.35	1.48	1,882	1.41	1.37	(25)	0.85	122
R4	10.48	0.11	0.07		0.18	—	(0.26)	(0.03)	(0.29)	10.37	1.79	1,228	1.10	1.07	(25)	1.11	122
R5	10.48	0.15	0.06		0.21	—	(0.26)	(0.05)	(0.31)	10.38	2.02	1,137	0.83	0.77	(25)	1.46	122
R6	10.49	0.16	0.06		0.22	—	(0.26)	(0.05)	(0.31)	10.40	2.14	790	0.74	0.72	(25)	1.52	122
Y	10.49	0.15	0.07		0.22	—	(0.26)	(0.05)	(0.31)	10.40	2.15	568,934	0.69	0.69	(25)	1.50	122

For the Year Ended October 31, 2015
A	$10.76	$0.09	$—		$0.09	$(0.38)	$—	$—	$(0.38)	$10.47	0.82%	$624,111	1.08%	1.05%		0.84%	99%
C	10.74	0.01	0.01	(24)	0.02	(0.30)	—	—	(0.30)	10.46	0.17	175,560	1.77	1.77		0.13	99
I	10.77	0.12	—		0.12	(0.40)	—	—	(0.40)	10.49	1.16	2,283,590	0.77	0.77		1.13	99
R3	10.77	0.06	(0.01)		0.05	(0.34)	—	—	(0.34)	10.48	0.48	810	1.39	1.35		0.55	99
R4	10.78	0.10	(0.02)		0.08	(0.38)	—	—	(0.38)	10.48	0.71	4,850	1.08	1.05		0.98	99
R5	10.76	0.12	—		0.12	(0.40)	—	–	(0.40)	10.48	1.19	297	0.83	0.75		1.17	99
R6(22)	10.78	0.14	(0.02)		0.12	(0.41)	—	–	(0.41)	10.49	1.18 (6)	188	0.74 (7)	0.70	(7)	1.32 (7)	99
Y	10.77	0.13	—		0.13	(0.41)	—	–	(0.41)	10.49	1.27	634,789	0.67	0.67		1.24	99

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Ratios do not include expenses of the Underlying Funds and/or other investment companies, if applicable.
(5)	Commenced operations on February 28, 2017.
(6)	Not annualized.
(7)	Annualized.
(8)

Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 1.00%, 1.55%, 1.25%, 0.95% and 0.90% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(9)

Excluding the expenses not subject to cap, the ratios would have been 1.00%, 1.75%, 1.73%, 0.73%, 1.25%, 1.00%, 0.70% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(10)

Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.75% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(11)

Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.80%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.70% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(12)	Included in this amount are tax distributions from capital of less than ($0.01).
(13)

Excluding the expenses not subject to cap, the ratios would have been 0.85%, 1.60%, 1.60%, 0.60%, 1.20%, 0.90%, 0.60% and 0.55% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(14)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44% and 0.44% for Class A, Class C and Class I, respectively.
(15)	Commenced operations on May 29, 2015.
(16)	Commenced operations on May 31, 2018.
(17)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44%, 1.44% and 0.44% for Class A, Class B, Class C and Class I, respectively.

The accompanying notes are an integral part of these financial statements.

209

Hartford Fixed Income Funds

Financial Highlights – (continued)

(18)

Excluding the expenses not subject to cap, the ratios would have been 0.95%, 1.70%, 0.70%, 1.25%, 0.95%, 0.65% and 0.60% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(19)	Commenced operations on February 28, 2019.
(20)

Excluding the expenses not subject to cap, the ratios would have been 0.85%, 0.85%, 1.60%, 0.56%, 1.15%, 0.85%, 0.55% and 0.50% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(21)

Excluding the expenses not subject to cap, the ratios would have been 0.95%, 1.10%, 1.70%, 0.70%, 1.25%, 0.95%, 0.65%, 0.60% and 0.60% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(22)	Commenced operations on November 7, 2014.
(23)

Excluding the expenses not subject to cap, the ratios would have been 0.86%, 1.62%, 1.59%, 0.60%, 1.17%, 0.85%, 0.55%, 0.44% and 0.44% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(24)

Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(25)

Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.77%, 0.79%, 1.35%, 1.05%, 0.75%, 0.70% and 0.67% for Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

The accompanying notes are an integral part of these financial statements.

210

Hartford Fixed Income Funds

Notes to Financial Statements

October 31, 2019

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty eight series, as of October 31, 2019. Financial statements for the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Emerging Markets Local Debt Fund (the “Emerging Markets Local Debt Fund”)

The Hartford Floating Rate Fund (the “Floating Rate Fund”)

The Hartford Floating Rate High Income Fund (the “Floating Rate High Income Fund”)

The Hartford High Yield Fund (the “High Yield Fund”)

The Hartford Inflation Plus Fund (the “Inflation Plus Fund”)

Hartford Municipal Income Fund (the “Municipal Income Fund”)

The Hartford Municipal Opportunities Fund (the “Municipal Opportunities Fund”)

Hartford Municipal Short Duration Fund (the “Municipal Short Duration Fund”)

The Hartford Quality Bond Fund (the “Quality Bond Fund”)

The Hartford Short Duration Fund (the “Short Duration Fund”)

The Hartford Strategic Income Fund (the “Strategic Income Fund”)

The Hartford Total Return Bond Fund (the “Total Return Bond Fund”)

The Hartford World Bond Fund (the “World Bond Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund, except Emerging Markets Local Debt Fund and World Bond Fund, is a diversified open-end management investment company. Emerging Markets Local Debt Fund and World Bond Fund are non-diversified open-end management investment companies. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Each Fund has registered for sale Class A, Class C, Class I and Class F shares. In addition, each Fund, except Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund, offers Class R3, Class R4 and Class R5 shares. Each Fund, except Municipal Income Fund and Municipal Short Duration Fund, has registered for sale Class Y shares. Strategic Income Fund, Short Duration Fund, Total Return Bond Fund and World Bond Fund have registered for sale Class R6 shares. Class A shares of each Fund, except Floating Rate Fund, Floating Rate High Income Fund and Short Duration Fund, are sold with a front-end sales charge of up to 4.50%. Class A shares of Floating Rate Fund and Floating Rate High Income Fund are sold with a front-end sales charge of up to 3.00%. Class A shares of Short Duration Fund are sold with a front-end sales charge of up to 2.00%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective October 1, 2018, Class C shares automatically convert to Class A shares of the same Fund after ten years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least ten years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge. Effective as of the close of business on March 29, 2019, Classes C and I of the Total Return Bond Fund were closed to new investors, subject to certain exceptions. For more information, please see the Fund’s prospectus.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in a Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

211

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

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•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser(s), as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.

Please refer to Note 8 for Securities Lending information.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has

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equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. Normally, for each Fund, except Emerging Markets Local Debt Fund, Strategic Income Fund, and World Bond Fund, dividends from net investment income are declared daily and paid monthly. The policy of Emerging Markets Local Debt Fund and Strategic Income Fund is to declare and pay dividends from net investment income, if any, monthly. The policy of World Bond Fund is to declare and pay dividends from net investment income, if any, quarterly. Dividends from realized gains, if any, are paid at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

b)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2019.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for TBA commitments as of October 31, 2019.

c)

Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the Borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of October 31, 2019.

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d)

Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. See each Fund’s Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of October 31, 2019.

e)

Inflation-Indexed Bonds – A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation-indexed bonds as of October 31, 2019.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Bond Forwards – A Fund may enter into bond forwards. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward.

During the year ended October 31, 2019, Inflation Plus Fund had used Bond Forwards.

b)

Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the year ended October 31, 2019, each of Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Quality Bond Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Foreign Currency Contracts.

c)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect

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correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year ended October 31, 2019, each of Emerging Markets Local Debt Fund, Inflation Plus Fund, Quality Bond Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Futures Contracts.

d)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either over-the-counter (“OTC”) options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swaps, investments or currency transactions to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the year ended October 31, 2019, each of Emerging Markets Local Debt Fund, Inflation Plus Fund, Quality Bond Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Options Contracts.

e)

Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these

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contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the year ended October 31, 2019, each of Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Credit Default Swap Contracts.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions, which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

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During the year ended October 31, 2019, each of Emerging Markets Local Debt Fund, Inflation Plus Fund, Quality Bond Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Interest Rate Swap Contracts.

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts in pursuit of the Fund’s investment objective or for hedging purposes. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying reference assets. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying reference assets and based on a fixed or variable interest rate. One party receives payments based on the price appreciation or depreciation of the underlying reference asset, in exchange for paying to or receiving from the counterparty seller an agreed-upon interest rate. A variable interest rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which is defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. If the Fund is a payer in a total return swap, it may be subject to unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

During the year ended October 31, 2019, each of Floating Rate Fund, Floating Rate High Income Fund, Strategic Income Fund and Total Return Bond Fund had used Total Return Swap Contracts.

f)	Additional Derivative Instrument Information:

Emerging Markets Local Debt Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$386,919	$—	$—	$—	$—	$386,919
Unrealized appreciation on futures contracts(1)	85,779	—	—	—	—	—	85,779
Unrealized appreciation on foreign currency contracts	—	3,657,409	—	—	—	—	3,657,409
Unrealized appreciation on swap contracts(2)	743,558	—	21,455	—	—	—	765,013

Total	$829,337	$4,044,328	$21,455	$—	$—	$—	$4,895,120

Liabilities:
Unrealized depreciation on futures contracts(1)	$45,242	$—	$—	$—	$—	$—	$45,242
Unrealized depreciation on foreign currency contracts	—	2,193,386	—	—	—	—	2,193,386
Written options, market value	—	179,767	—	—	—	—	179,767
Unrealized depreciation on swap contracts(2)	660,275	—	5,097	—	—	—	665,372

Total	$705,517	$2,373,153	$5,097	$—	$—	$—	$3,083,767

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$149,033	$(1,387,704)	$—	$—	$—	$—	$(1,238,671)
Net realized gain (loss) on futures contracts	(567,767)	—	—	—	—	—	(567,767)
Net realized gain (loss) on written options contracts	—	805,061	—	—	—	—	805,061
Net realized gain (loss) on swap contracts	(391,535)	492,361	41,322	—	—	—	142,148
Net realized gain (loss) on foreign currency contracts	—	592,048	—	—	—	—	592,048

Total	$(810,269)	$501,766	$41,322	$—	$—	$—	$(267,181)

218

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

Emerging Markets Local Debt Fund – (continued)

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$50,655	$(6,074)	$—	$—	$—	$—	$44,581
Net change in unrealized appreciation (depreciation) of futures contracts	(37,905)	—	—	—	—	—	(37,905)
Net change in unrealized appreciation (depreciation) of written options contracts	—	(210,878)	—	—	—	—	(210,878)
Net change in unrealized appreciation (depreciation) of swap contracts	164,560	(429,418)	16,358	—	—	—	(248,500)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	436,486	—	—	—	—	436,486

Total	$177,310	$(209,884)	$16,358	$—	$—	$—	$(16,216)

For the year ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	4,715,432,792
Futures Contracts Long at Number of Contracts	129
Futures Contracts Short at Number of Contracts	(104)
Written Options Contracts at Number of Contracts	(44,697,750)
Swap Contracts at Notional Amount	$17,399,482,606
Foreign Currency Contracts Purchased at Contract Amount	$165,176,662
Foreign Currency Contracts Sold at Contract Amount	$117,952,205

Floating Rate Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$9,310	$—	$—	$—	$—	$9,310
Unrealized appreciation on swap contracts(1)	12,279	—	—	—	—	—	12,279

Total	$12,279	$9,310	$—	$—	$—	$—	$21,589

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1,220,858	$—	$—	$—	$—	$1,220,858

Total	$—	$1,220,858	$—	$—	$—	$—	$1,220,858

(1)

Amount represents the cumulative appreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$294,156	$—	$340,265	$(162,543)	$—	$—	$471,878
Net realized gain (loss) on foreign currency contracts	—	8,992,369	—	—	—	—	8,992,369

Total	$294,156	$8,992,369	$340,265	$(162,543)	$—	$—	$9,464,247

219

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

Floating Rate Fund – (continued)

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$(210,153)	$—	$(113,160)	$—	$—	$—	$(323,313)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(1,657,569)	—	—	—	—	(1,657,569)

Total	$(210,153)	$(1,657,569)	$(113,160)	$—	$—	$—	$(1,980,882)

For the year ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts at Notional Amount	$64,547,392
Foreign Currency Contracts Purchased at Contract Amount	$8,270,055
Foreign Currency Contracts Sold at Contract Amount	$217,220,191

Floating Rate High Income Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1,145	$—	$—	$—	$—	$1,145
Unrealized appreciation on swap contracts(1)	10,055	—	—	—	—	—	10,055

Total	$10,055	$1,145	$—	$—	$—	$—	$11,200

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$270,769	$—	$—	$—	$—	$270,769

Total	$—	$270,769	$—	$—	$—	$—	$270,769

(1)

Amount represents the cumulative appreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$38,063	$—	$37,062	$—	$—	$—	$75,125
Net realized gain (loss) on foreign currency contracts	—	2,484,950	—	—	—	—	2,484,950

Total	$38,063	$2,484,950	$37,062	$—	$—	$—	$2,560,075

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$(20,645)	$—	$4,878	$—	$—	$—	$(15,767)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(374,759)	—	—	—	—	(374,759)

Total	$(20,645)	$(374,759)	$4,878	$—	$—	$—	$(390,526)

220

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

Floating Rate High Income Fund – (continued)

For the year ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts at Notional Amount	$14,212,650
Foreign Currency Contracts Purchased at Contract Amount	$1,752,084
Foreign Currency Contracts Sold at Contract Amount	$54,924,859

High Yield Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$2,965	$—	$—	$—	$—	$2,965
Unrealized appreciation on swap contracts(1)	—	—	13,631	—	—	—	13,631

Total	$—	$2,965	$13,631	$—	$—	$—	$16,596

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$39,357	$—	$—	$—	$—	$39,357

Total	$—	$39,357	$—	$—	$—	$—	$39,357

(1)

Amount represents the cumulative appreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$—	$—	$(60,124)	$—	$—	$—	$(60,124)
Net realized gain (loss) on foreign currency contracts	—	299,086	—	—	—	—	299,086

Total	$—	$299,086	$(60,124)	$—	$—	$—	$238,962

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$—	$—	$13,631	$—	$—	$—	$13,631
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(45,439)	—	—	—	—	(45,439)

Total	$—	$(45,439)	$13,631	$—	$—	$—	$(31,808)

For the year ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts at Notional Amount	$2,450,000
Foreign Currency Contracts Purchased at Contract Amount	$1,086,366
Foreign Currency Contracts Sold at Contract Amount	$6,202,283

221

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

Inflation Plus Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$11,649	$—	$—	$—	$—	$—	$11,649
Unrealized appreciation on bond forward contracts	237,666	—	—	—	—	—	237,666
Unrealized appreciation on foreign currency contracts	—	27,791	—	—	—	—	27,791
Unrealized appreciation on swap contracts(2)	318,914	—	169,200	—	—	—	488,114

Total	$568,229	$27,791	$169,200	$—	$—	$—	$765,220

Liabilities:
Unrealized depreciation on futures contracts(1)	$48,203	$—	$—	$—	$—	$—	$48,203
Unrealized depreciation on foreign currency contracts	—	150,202	—	—	—	—	150,202
Unrealized depreciation on swap contracts(2)	2,275,044	—	—	—	—	—	2,275,044

Total	$2,323,247	$150,202	$—	$—	$—	$—	$2,473,449

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$1,229,019	$—	$—	$—	$—	$—	$1,229,019
Net realized gain (loss) on written options contracts	(661,301)	—	—	—	—	—	(661,301)
Net realized gain (loss) on swap contracts	(459,289)	—	96,889	—	—	—	(362,400)
Net realized gain (loss) on bond forward contracts	(2,890,329)	—	—	—	—	—	(2,890,329)
Net realized gain (loss) on foreign currency contracts	—	(1,121,443)	—	—	—	—	(1,121,443)

Total	$(2,781,900)	$(1,121,443)	$96,889	$—	$—	$—	$(3,806,454)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(94,345)	$—	$—	$—	$—	$—	$(94,345)
Net change in unrealized appreciation (depreciation) of futures contracts	269,906	—	—	—	—	—	269,906
Net change in unrealized appreciation (depreciation) of swap contracts	(5,562,449)	—	(4,027)	—	—	—	(5,566,476)
Net change in unrealized appreciation (depreciation) of bond forward contracts	457,143	—	—	—	—	—	457,143
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	725,494	—	—	—	—	725,494

Total	$(4,929,745)	$725,494	$(4,027)	$—	$—	$—	$(4,208,278)

For the year ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	33,373,667
Futures Contracts Long at Number of Contracts	396
Futures Contracts Short at Number of Contracts	(303)
Swap Contracts at Notional Amount	$117,225,958
Bond Forward Contract Amount	$58,128,282
Foreign Currency Contracts Purchased at Contract Amount	$29,517,525
Foreign Currency Contracts Sold at Contract Amount	$13,705,995

222

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

Quality Bond Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$937,305	$—	$—	$—	$—	$—	$937,305
Unrealized appreciation on futures contracts(1)	144,212	—	—	—	—	—	144,212
Unrealized appreciation on foreign currency contracts	—	72,599	—	—	—	—	72,599
Unrealized appreciation on swap contracts(2)	379	—	—	—	—	—	379

Total	$1,081,896	$72,599	$—	$—	$—	$—	$1,154,495

Liabilities:
Unrealized depreciation on futures contracts(1)	$685,149	$—	$—	$—	$—	$—	$685,149
Unrealized depreciation on swap contracts(2)	1,973,792	—	—	—	—	—	1,973,792

Total	$2,658,941	$—	$—	$—	$—	$—	$2,658,941

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$25,719	$—	$—	$—	$—	$—	$25,719
Net realized gain (loss) on futures contracts	4,201,681	—	—	—	—	—	4,201,681
Net realized gain (loss) on written options contracts	(76,669)	—	—	—	—	—	(76,669)
Net realized gain (loss) on swap contracts	(822,890)	—	—	—	—	—	(822,890)
Net realized gain (loss) on foreign currency contracts	—	(152,060)	—	—	—	—	(152,060)

Total	$3,327,841	$(152,060)	$—	$—	$—	$—	$3,175,781

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$55,036	$—	$—	$—	$—	$—	$55,036
Net change in unrealized appreciation (depreciation) of futures contracts	160,585	—	—	—	—	—	160,585
Net change in unrealized appreciation (depreciation) of swap contracts	(2,614,224)	—	—	—	—	—	(2,614,224)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	76,467	—	—	—	—	76,467

Total	$(2,398,603)	$76,467	$—	$—	$—	$—	$(2,322,136)

For the year ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	7,535,417
Futures Contracts Long at Number of Contracts	367
Futures Contracts Short at Number of Contracts	(93)
Swap Contracts at Notional Amount	$27,808,750
Foreign Currency Contracts Sold at Contract Amount	$5,859,158

223

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

Short Duration Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$737,319	$—	$—	$—	$—	$—	$737,319
Unrealized appreciation on foreign currency contracts	—	607	—	—	—	—	607

Total	$737,319	$607	$—	$—	$—	$—	$737,926

Liabilities:
Unrealized depreciation on futures contracts(1)	$479,332	$—	$—	$—	$—	$—	$479,332
Unrealized depreciation on foreign currency contracts	—	132,120	—	—	—	—	132,120

Total	$479,332	$132,120	$—	$—	$—	$—	$611,452

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(4,849,142)	$—	$—	$—	$—	$—	$(4,849,142)
Net realized gain (loss) on foreign currency contracts	—	613,760	—	—	—	—	613,760

Total	$(4,849,142)	$613,760	$—	$—	$—	$—	$(4,235,382)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(297,734)	$—	$—	$—	$—	$—	$(297,734)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(142,304)	—	—	—	—	(142,304)

Total	$(297,734)	$(142,304)	$—	$—	$—	$—	$(440,038)

For the year ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	680
Futures Contracts Short at Number of Contracts	(1,031)
Foreign Currency Contracts Purchased at Contract Amount	$2,910,654
Foreign Currency Contracts Sold at Contract Amount	$15,793,218

Strategic Income Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$401,315	$—	$—	$—	$—	$—	$401,315
Unrealized appreciation on foreign currency contracts	—	757,135	—	—	—	—	757,135
Unrealized appreciation on swap contracts(2)	580,690	—	2,025,247	—	—	—	2,605,937

Total	$982,005	$757,135	$2,025,247	$—	$—	$—	$3,764,387

224

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

Strategic Income Fund – (continued)

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$420,266	$—	$—	$—	$—	$—	$420,266
Unrealized depreciation on foreign currency contracts	—	944,122	—	—	—	—	944,122
Unrealized depreciation on swap contracts(2)	2,704,991	—	789,068	—	—	—	3,494,059

Total	$3,125,257	$944,122	$789,068	$—	$—	$—	$4,858,447

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(292,843)	$—	$—	$—	$—	$—	$(292,843)
Net realized gain (loss) on futures contracts	9,907,142	(689,014)	—	—	—	—	9,218,128
Net realized gain (loss) on written options contracts	4,103,161	—	—	—	—	—	4,103,161
Net realized gain (loss) on swap contracts	(868,062)	—	(1,746,841)	—	—	—	(2,614,903)
Net realized gain (loss) on foreign currency contracts	—	2,658,257	—	—	—	—	2,658,257

Total	$12,849,398	$1,969,243	$(1,746,841)	$—	$—	$—	$13,071,800

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(83,907)	$—	$—	$—	$—	$—	$(83,907)
Net change in unrealized appreciation (depreciation) of futures contracts	1,564,661	184,217	—	—	—	—	1,748,878
Net change in unrealized appreciation (depreciation) of written options contracts	2,096	—	—	—	—	—	2,096
Net change in unrealized appreciation (depreciation) of swap contracts	(3,164,212)	—	1,585,126	—	—	—	(1,579,086)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(663,563)	—	—	—	—	(663,563)

Total	$(1,681,362)	$(479,346)	$1,585,126	$—	$—	$—	$(575,582)

For the year ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	29,528,000
Futures Contracts Long at Number of Contracts	1,937
Futures Contracts Short at Number of Contracts	(247)
Written Options Contracts at Number of Contracts	(84,096,333)
Swap Contracts at Notional Amount	$146,610,839
Foreign Currency Contracts Purchased at Contract Amount	$41,467,939
Foreign Currency Contracts Sold at Contract Amount	$124,221,678

225

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

Total Return Bond Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$2,486,282	$—	$—	$—	$—	$—	$2,486,282
Unrealized appreciation on futures contracts(1)	1,998,446	—	—	—	—	—	1,998,446
Unrealized appreciation on foreign currency contracts	—	579,252	—	—	—	—	579,252
Unrealized appreciation on swap contracts(2)	951,371	—	3,069,080	—	—	—	4,020,451

Total	$5,436,099	$579,252	$3,069,080	$—	$—	$—	$9,084,431

Liabilities:
Unrealized depreciation on futures contracts(1)	$21,995	$—	$—	$—	$—	$—	$21,995
Unrealized depreciation on foreign currency contracts	—	611,984	—	—	—	—	611,984
Unrealized depreciation on swap contracts(2)	9,899,116	—	1,027,860	—	—	—	10,926,976

Total	$9,921,111	$611,984	$1,027,860	$—	$—	$—	$11,560,955

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(1,147,187)	$—	$—	$—	$—	$—	$(1,147,187)
Net realized gain (loss) on futures contracts	8,741,312	—	—	—	—	—	8,741,312
Net realized gain (loss) on written options contracts	1,421,543	—	—	—	—	—	1,421,543
Net realized gain (loss) on swap contracts	(7,257,665)	—	(718,643)	—	—	—	(7,976,308)
Net realized gain (loss) on foreign currency contracts	—	2,170,347	—	—	—	—	2,170,347

Total	$1,758,003	$2,170,347	$(718,643)	$—	$—	$—	$3,209,707

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(45,022)	$—	$—	$—	$—	$—	$(45,022)
Net change in unrealized appreciation (depreciation) of futures contracts	5,038,110	—	—	—	—	—	5,038,110
Net change in unrealized appreciation (depreciation) of written options contracts	6	—	2,708	—	—	—	2,714
Net change in unrealized appreciation (depreciation) of swap contracts	(15,912,155)	—	3,389,486	—	—	—	(12,522,669)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(463,208)	—	—	—	—	(463,208)

Total	$(10,919,061)	$(463,208)	$3,392,194	$—	$—	$—	$(7,990,075)

For the year ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	88,857,750
Futures Contracts Long at Number of Contracts	2,997
Futures Contracts Short at Number of Contracts	(1,265)
Written Options Contracts at Number of Contracts	(291,354,807)
Swap Contracts at Notional Amount	$322,543,663
Foreign Currency Contracts Purchased at Contract Amount	$6,076,601
Foreign Currency Contracts Sold at Contract Amount	$57,991,439

226

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

World Bond Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$6,912,699	$—	$—	$—	$—	$—	$6,912,699
Unrealized appreciation on futures contracts(1)	3,919,404	—	—	—	—	—	3,919,404
Unrealized appreciation on foreign currency contracts	—	49,850,416	—	—	—	—	49,850,416
Unrealized appreciation on swap contracts(2)	10,631,095	—	286,254	—	—	—	10,917,349

Total	$21,463,198	$49,850,416	$286,254	$—	$—	$—	$71,599,868

Liabilities:
Unrealized depreciation on futures contracts(1)	$6,733,669	$—	$—	$—	$—	$—	$6,733,669
Unrealized depreciation on foreign currency contracts	—	86,652,981	—	—	—	—	86,652,981
Written options, market value	743,813	—	—	—	—	—	743,813
Unrealized depreciation on swap contracts(2)	11,662,665	—	1,906,356	—	—	—	13,569,021

Total	$19,140,147	$86,652,981	$1,906,356	$—	$—	$—	$107,699,484

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$6,482,236	$(20,194)	$—	$—	$—	$—	$6,462,042
Net realized gain (loss) on futures contracts	(11,375,269)	—	—	—	—	—	(11,375,269)
Net realized gain (loss) on written options contracts	338,212	—	—	—	—	—	338,212
Net realized gain (loss) on swap contracts	23,148,888	—	(6,453,604)	—	—	—	16,695,284
Net realized gain (loss) on foreign currency contracts	—	229,173,515	—	—	—	—	229,173,515

Total	$18,594,067	$229,153,321	$(6,453,604)	$—	$—	$—	$241,293,784

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$3,066,367	$—	$—	$—	$—	$—	$3,066,367
Net change in unrealized appreciation (depreciation) of futures contracts	(2,452,066)	—	—	—	—	—	(2,452,066)
Net change in unrealized appreciation (depreciation) of written options contracts	(474,525)	—	—	—	—	—	(474,525)
Net change in unrealized appreciation (depreciation) of swap contracts	(4,544,048)	—	(407,728)	—	—	—	(4,951,776)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(108,985,365)	—	—	—	—	(108,985,365)

Total	$(4,404,272)	$(108,985,365)	$(407,728)	$—	$—	$—	$(113,797,365)

227

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

World Bond Fund – (continued)

For the year ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	97,931,068
Futures Contracts Long at Number of Contracts	10,844
Futures Contracts Short at Number of Contracts	(4,437)
Written Options Contracts at Number of Contracts	(78,140,282)
Swap Contracts at Notional Amount	$16,256,200,960
Foreign Currency Contracts Purchased at Contract Amount	$5,605,752,094
Foreign Currency Contracts Sold at Contract Amount	$7,875,582,333

g)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of October 31, 2019:

Emerging Markets Local Debt Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$3,657,409	$(2,193,386)
Futures contracts	85,779	(45,242)
Purchased options	386,919	—
Swap contracts	765,013	(665,372)
Written options	—	(179,767)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	4,895,120	(3,083,767)

Derivatives not subject to a MNA	(334,599)	161,699

Total gross amount of assets and liabilities subject to MNA or similar agreements	$4,560,521	$(2,922,068)

228

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

Emerging Markets Local Debt Fund – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$22,128	$(22,128)	$—	$—	$—
Barclays	251,619	(217,421)	—	—	34,198
BNP Paribas Securities Services	340,740	(229,634)	—	—	111,106
Citibank NA	500,508	(178,741)	—	—	321,767
Commonwealth Bank of Australia	2,072	(2,072)	—	—	—
Credit Suisse First Boston Corp.	10,824	—	—	—	10,824
Deutsche Bank Securities, Inc.	105,790	(105,790)	—	—	—
Goldman Sachs & Co.	1,223,080	(549,252)	—	(260,000)	413,828
HSBC Bank USA	42,524	(14,322)	—	—	28,202
JP Morgan Chase & Co.	523,546	(479,676)	—	—	43,870
Morgan Stanley	1,085,535	(810,989)	—	—	274,546
RBC Dominion Securities, Inc.	5,744	(1,731)	—	—	4,013
RBS Greenwich Capital	10,363	(3,516)	—	—	6,847
Standard Chartered Bank	390,500	—	(376,310)	—	14,190
State Street Global Markets LLC	9,047	(5,575)	—	—	3,472
UBS AG	35,177	(15,633)	—	—	19,544
Westpac International	1,324	(1,324)	—	—	—

Total	$4,560,521	$(2,637,804)	$(376,310)	$(260,000)	$1,286,407

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(205,875)	$22,128	$—	$—	$(183,747)
Bank of Montreal	(148)	—	—	—	(148)
Barclays	(217,421)	217,421	—	—	—
BNP Paribas Securities Services	(229,634)	229,634	—	—	—
Citibank NA	(178,741)	178,741	—	—	—
Commonwealth Bank of Australia	(3,920)	2,072	—	—	(1,848)
Deutsche Bank Securities, Inc.	(202,396)	105,790	62,796	—	(33,810)
Goldman Sachs & Co.	(549,252)	549,252	—	—	—
HSBC Bank USA	(14,322)	14,322	—	—	—
JP Morgan Chase & Co.	(479,676)	479,676	—	—	—
Morgan Stanley	(810,989)	810,989	—	—	—
RBC Dominion Securities, Inc.	(1,731)	1,731	—	—	—
RBS Greenwich Capital	(3,516)	3,516	—	—	—
State Street Global Markets LLC	(5,575)	5,575	—	—	—
UBS AG	(15,633)	15,633	—	—	—
Westpac International	(3,239)	1,324	—	—	(1,915)

Total	$(2,922,068)	$2,637,804	$62,796	$—	$(221,468)

Floating Rate Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$9,310	$(1,220,858)
Swap contracts	12,279	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	21,589	(1,220,858)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$21,589	$(1,220,858)

229

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

Floating Rate Fund – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
BNP Paribas Securities Services	$9,310	$—	$—	$—	$9,310
Goldman Sachs & Co.	1,712	—	—	—	1,712
Morgan Stanley	10,567	—	—	—	10,567

Total	$21,589	$—	$—	$—	$21,589

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Bank of Montreal	$(30,604)	$—	$—	$—	$(30,604)
Barclays	(210,204)	—	—	—	(210,204)
Citibank NA	(980,050)	—	—	—	(980,050)

Total	$(1,220,858)	$—	$—	$—	$(1,220,858)

Floating Rate High Income Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,145	$(270,769)
Swap contracts	10,055	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	11,200	(270,769)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$11,200	$(270,769)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
BNP Paribas Securities Services	$1,145	$—	$—	$—	$1,145
Goldman Sachs & Co.	2,363	—	—	—	2,363
Morgan Stanley	7,692	—	—	—	7,692

Total	$11,200	$—	$—	$—	$11,200

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Bank of Montreal	$(4,265)	$—	$—	$—	$(4,265)
Barclays	(10,870)	—	—	—	(10,870)
Citibank NA	(255,634)	—	—	—	(255,634)

Total	$(270,769)	$—	$—	$—	$(270,769)

High Yield Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$2,965	$(39,357)
Swap contracts	13,631	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	16,596	(39,357)

Derivatives not subject to a MNA	(13,631)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$2,965	$(39,357)

230

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

High Yield Fund – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
BNP Paribas Securities Services	$2,965	$—	$—	$—	$2,965

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$(39,357)	$—	$—	$—	$(39,357)

Inflation Plus Fund

Derivative Financial Instruments:	Assets	Liabilities
Bond forward contracts	$237,666	$—
Foreign currency contracts	27,791	(150,202)
Futures contracts	11,649	(48,203)
Swap contracts	488,114	(2,275,044)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	765,220	(2,473,449)

Derivatives not subject to a MNA	(330,563)	1,273,822

Total gross amount of assets and liabilities subject to MNA or similar agreements	$434,657	$(1,199,627)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$150,642	$(150,642)	$—	$—	$—
Goldman Sachs & Co.	196,991	(142,823)	—	—	54,168
Morgan Stanley	87,024	—	—	—	87,024

Total	$434,657	$(293,465)	$—	$—	$141,192

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(240,186)	$150,642	$89,544	$—	$—
Barclays	(809,239)	—	298,561	320,000	(190,678)
Citibank NA	(7,379)	—	—	—	(7,379)
Goldman Sachs & Co.	(142,823)	142,823	—	—	—

Total	$(1,199,627)	$293,465	$388,105	$320,000	$(198,057)

Quality Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$72,599	$—
Futures contracts	144,212	(685,149)
Purchased options	937,305	—
Swap contracts	379	(1,973,792)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,154,495	(2,658,941)

Derivatives not subject to a MNA	(144,591)	2,658,941

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,009,904	$—

231

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

Quality Bond Fund – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$223,938	$—	$—	$—	$223,938
Bank of Montreal	72,599	—	—	—	72,599
Deutsche Bank Securities, Inc.	223,020	—	—	—	223,020
JP Morgan Chase & Co.	243,243	—	—	—	243,243
Morgan Stanley	247,104	—	—	—	247,104

Total	$1,009,904	$—	$—	$—	$1,009,904

Short Duration Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$607	$(132,120)
Futures contracts	737,319	(479,332)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	737,926	(611,452)

Derivatives not subject to a MNA	(737,319)	479,332

Total gross amount of assets and liabilities subject to MNA or similar agreements	$607	$(132,120)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
JP Morgan Chase & Co.	$607	$(607)	$—	$—	$—

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$(130,488)	$—	$—	$—	$(130,488)
JP Morgan Chase & Co.	(1,632)	607	—	—	(1,025)

Total	$(132,120)	$607	$—	$—	$(131,513)

Strategic Income Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$757,135	$(944,122)
Futures contracts	401,315	(420,266)
Swap contracts	2,605,937	(3,494,059)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	3,764,387	(4,858,447)

Derivatives not subject to a MNA	(509,556)	3,504,861

Total gross amount of assets and liabilities subject to MNA or similar agreements	$3,254,831	$(1,353,586)

232

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

Strategic Income Fund – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$3,401	$(3,401)	$—	$—	$—
Bank of Montreal	3,683	(723)	—	—	2,960
Barclays	22,535	(22,535)	—	—	—
BNP Paribas Securities Services	64,025	(64,025)	—	—	—
Citibank NA	41,141	(41,141)	—	—	—
Credit Suisse International	737,477	(234,488)	—	—	502,989
Deutsche Bank Securities, Inc.	551,122	(42,119)	—	—	509,003
Goldman Sachs & Co.	308,087	(109,207)	—	—	198,880
HSBC Bank USA	19,149	(1,444)	—	—	17,705
JP Morgan Chase & Co.	243,028	(243,028)	—	—	—
Morgan Stanley	1,220,547	(73,633)	—	—	1,146,914
National Australia Bank Limited	6,354	(6,354)	—	—	—
RBS Greenwich Capital	2,181	(2,181)	—	—	—
Standard Chartered Bank	21,984	(5,042)	—	—	16,942
State Street Global Markets LLC	3,569	(3,569)	—	—	—
UBS AG	5,984	(5,984)	—	—	—
Westpac International	564	—	—	—	564

Total	$3,254,831	$(858,874)	$—	$—	$2,395,957

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(13,687)	$3,401	$—	$—	$(10,286)
Bank of Montreal	(723)	723	—	—	—
Barclays	(268,433)	22,535	42,807	—	(203,091)
BNP Paribas Securities Services	(71,894)	64,025	—	—	(7,869)
Citibank NA	(163,725)	41,141	—	—	(122,584)
Commonwealth Bank of Australia	(6,510)	—	—	—	(6,510)
Credit Suisse International	(234,488)	234,488	—	—	—
Deutsche Bank Securities, Inc.	(42,119)	42,119	—	—	—
Goldman Sachs & Co.	(109,207)	109,207	—	—	—
HSBC Bank USA	(1,444)	1,444	—	—	—
JP Morgan Chase & Co.	(291,311)	243,028	—	—	(48,283)
Morgan Stanley	(73,633)	73,633	—	—	—
National Australia Bank Limited	(6,950)	6,354	—	—	(596)
RBC Dominion Securities, Inc.	(4,891)	—	—	—	(4,891)
RBS Greenwich Capital	(28,976)	2,181	—	—	(26,795)
Societe Generale Group	(10,569)	—	—	—	(10,569)
Standard Chartered Bank	(5,042)	5,042	—	—	—
State Street Global Markets LLC	(11,076)	3,569	—	—	(7,507)
UBS AG	(8,908)	5,984	—	—	(2,924)

Total	$(1,353,586)	$858,874	$42,807	$—	$(451,905)

Total Return Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$579,252	$(611,984)
Futures contracts	1,998,446	(21,995)
Purchased options	2,486,282	—
Swap contracts	4,020,451	(10,926,976)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	9,084,431	(11,560,955)

Derivatives not subject to a MNA	(2,521,201)	10,190,079

Total gross amount of assets and liabilities subject to MNA or similar agreements	$6,563,230	$(1,370,876)

233

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

Total Return Bond Fund – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$512,545	$(50,996)	$—	$—	$461,549
BNP Paribas Securities Services	19,927	(5,773)	—	—	14,154
Citibank NA	886,314	(71,550)	—	(260,000)	554,764
Credit Suisse International	389,620	(323,047)	—	—	66,573
Deutsche Bank Securities, Inc.	426,338	(655)	—	—	425,683
Goldman Sachs & Co.	968,112	(261,435)	—	—	706,677
HSBC Bank USA	506	(506)	—	—	—
JP Morgan Chase & Co.	874,851	(409,073)	—	(60,000)	405,778
Morgan Stanley	2,377,545	(121,334)	—	—	2,256,211
RBC Dominion Securities, Inc.	2,218	—	—	—	2,218
State Street Global Markets LLC	105,254	(105,254)	—	—	—

Total	$6,563,230	$(1,349,623)	$—	$(320,000)	$4,893,607

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(84)	$—	$—	$—	$(84)
Bank of Montreal	(3,307)	—	—	—	(3,307)
Barclays	(50,996)	50,996	—	—	—
BNP Paribas Securities Services	(5,773)	5,773	—	—	—
Citibank NA	(71,550)	71,550	—	—	—
Credit Suisse International	(323,047)	323,047	—	—	—
Deutsche Bank Securities, Inc.	(655)	655	—	—	—
Goldman Sachs & Co.	(261,435)	261,435	—	—	—
HSBC Bank USA	(3,870)	506	—	—	(3,364)
JP Morgan Chase & Co.	(409,073)	409,073	—	—	—
Morgan Stanley	(121,334)	121,334	—	—	—
National Australia Bank Limited	(2,884)	—	—	—	(2,884)
RBS Greenwich Capital	(10,825)	—	—	—	(10,825)
State Street Global Markets LLC	(106,043)	105,254	—	—	(789)

Total	$(1,370,876)	$1,349,623	$—	$—	$(21,253)

World Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$49,850,416	$(86,652,981)
Futures contracts	3,919,404	(6,733,669)
Purchased options	6,912,699	—
Swap contracts	10,917,349	(13,569,021)
Written options	—	(743,813)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	71,599,868	(107,699,484)

Derivatives not subject to a MNA	(17,807,307)	20,164,393

Total gross amount of assets and liabilities subject to MNA or similar agreements	$53,792,561	$(87,535,091)

234

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

World Bond Fund – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Australia and New Zealand Banking Group	$92,299	$—	$—	$—	$92,299
Banc of America Securities LLC	2,321,071	(1,627,936)	—	—	693,135
Barclays	1,325,704	(1,325,704)	—	—	—
BNP Paribas Securities Services	1,220,668	(1,220,668)	—	—	—
Canadian Imperial Bank of Commerce	1,965	(1,965)	—	—	—
Citibank NA	11,578,139	(7,361,265)	—	—	4,216,874
Credit Suisse First Boston Corp.	6,033	(6,033)	—	—	—
Deutsche Bank Securities, Inc.	3,477,595	(408,308)	—	—	3,069,287
Goldman Sachs & Co.	2,579,035	(2,579,035)	—	—	—
HSBC Bank USA	1,828,121	(321,737)	—	—	1,506,384
JP Morgan Chase & Co.	11,925,113	(10,580,219)	—	—	1,344,894
Morgan Stanley	11,731,096	(11,731,096)	—	—	—
RBC Dominion Securities, Inc.	731,447	(731,447)	—	—	—
RBS Greenwich Capital	637,636	(637,636)	—	—	—
Standard Chartered Bank	261,517	(150,311)	—	—	111,206
State Street Global Markets LLC	1,440,586	(1,440,586)	—	—	—
Toronto-Dominion Bank	234,068	(233,717)	—	—	351
UBS AG	2,400,468	(586,733)	—	—	1,813,735

Total	$53,792,561	$(40,944,396)	$—	$—	$12,848,165

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(1,627,936)	$1,627,936	$—	$—	$—
Barclays	(1,977,802)	1,325,704	44,935	—	(607,163)
BNP Paribas Securities Services	(7,174,785)	1,220,668	5,954,117	—	—
Canadian Imperial Bank of Commerce	(123,119)	1,965	—	—	(121,154)
Citibank NA	(7,361,265)	7,361,265	—	—	—
Credit Suisse First Boston Corp.	(27,382)	6,033	—	—	(21,349)
Deutsche Bank Securities, Inc.	(408,308)	408,308	—	—	—
Goldman Sachs & Co.	(3,475,634)	2,579,035	413,515	—	(483,084)
HSBC Bank USA	(321,737)	321,737	—	—	—
JP Morgan Chase & Co.	(10,580,219)	10,580,219	—	—	—
Morgan Stanley	(44,290,708)	11,731,096	—	—	(32,559,612)
RBC Dominion Securities, Inc.	(5,864,880)	731,447	—	—	(5,133,433)
RBS Greenwich Capital	(1,661,932)	637,636	—	—	(1,024,296)
Standard Chartered Bank	(150,311)	150,311	—	—	—
State Street Global Markets LLC	(1,661,989)	1,440,586	—	—	(221,403)
Toronto-Dominion Bank	(233,717)	233,717	—	—	—
UBS AG	(586,733)	586,733	—	—	—
Westpac International	(6,634)	—	—	—	(6,634)

Total	$(87,535,091)	$40,944,396	$6,412,567	$—	$(40,178,128)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

235

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2019. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to RICs and certain derivatives. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2019 and October 31, 2018 are as follows:

	For the Year Ended October 31, 2019			For the Year Ended October 31, 2018
Fund	Tax Exempt Income	Ordinary Income	Tax Return of Capital	Tax Exempt Income	Ordinary Income
Emerging Markets Local Debt Fund	$—	$7,563,869	$4,095,684	$—	$39,427,522
Floating Rate Fund	—	183,423,925	6,288,367	—	162,736,352
Floating Rate High Income Fund	—	28,580,041	1,189,654	—	21,928,909
High Yield Fund	—	17,144,881	—	—	16,897,346
Inflation Plus Fund	—	18,998,241	—	—	25,203,461
Municipal Income Fund	801,239	40,909	—	605,569	13,605
Municipal Opportunities Fund	23,929,036	944,941	—	18,337,125	422,823
Municipal Short Duration Fund	435,101	29,288	—	301,940	12,597
Quality Bond Fund	—	4,253,266	—	—	3,586,930
Short Duration Fund	—	34,696,930	—	—	22,642,503
Strategic Income Fund	—	32,648,272	—	—	28,687,991
Total Return Bond Fund	—	72,784,613	—	—	81,672,180
World Bond Fund	—	233,833,492	—	—	15,549,438

236

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

As of October 31, 2019, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Emerging Markets Local Debt Fund	$—	$—	$(70,686,977)	$(209,588)	$(111,049)	$(71,007,614)
Floating Rate Fund	—	—	(309,396,462)	(2,766,330)	(105,599,380)	(417,762,172)
Floating Rate High Income Fund	—	—	(39,412,256)	(12,569)	(14,406,989)	(53,831,814)
High Yield Fund	77,042	—	(17,816,900)	(25,583)	2,408,428	(15,357,013)
Inflation Plus Fund	7,561,716	—	(83,671,023)	—	4,058,885	(72,050,422)
Municipal Income Fund	189,044	64,053	—	(162)	1,681,562	1,934,497
Municipal Opportunities Fund	—	—	(4,198,191)	(282,068)	47,339,110	42,858,851
Municipal Short Duration Fund	61,196	—	—	—	374,538	435,734
Quality Bond Fund	179,155	—	(849,423)	90,948	905,671	326,351
Short Duration Fund	931,900	—	(7,133,435)	(453,629)	19,395,031	12,739,867
Strategic Income Fund	4,103,244	—	(19,839,411)	(714,758)	(9,072,054)	(25,522,979)
Total Return Bond Fund	4,538,362	—	(18,649,030)	(7,424,910)	54,526,494	32,990,916
World Bond Fund	113,682,971	—	—	(5,299,266)	40,468,808	148,852,513

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration of capital loss carryforwards. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2019, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable earnings
Floating Rate Fund	2	(2)
Municipal Opportunities Fund	(10,723,003)	10,723,003
Short Duration Fund	(12,578)	12,578

e)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2019 is different from book purposes primarily due to wash sale loss deferrals. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on swaps, forwards, futures and options. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Emerging Markets Local Debt Fund	$136,529,325	$7,002,954	$(7,066,794)	$(63,840)
Floating Rate Fund	3,196,450,145	12,553,445	(118,073,021)	(105,519,576)
Floating Rate High Income Fund	426,077,234	2,189,462	(16,621,409)	(14,431,947)
High Yield Fund	352,867,810	12,658,366	(10,276,255)	2,382,111
Inflation Plus Fund	563,567,243	9,310,336	(5,247,917)	4,062,419
Municipal Income Fund	34,316,395	1,698,006	(16,444)	1,681,562
Municipal Opportunities Fund	1,034,690,161	50,610,831	(3,271,721)	47,339,110
Municipal Short Duration Fund	21,065,816	386,967	(12,429)	374,538
Quality Bond Fund	159,056,919	4,649,138	(3,644,670)	1,004,468
Short Duration Fund	1,392,556,397	22,842,028	(3,411,329)	19,430,699
Strategic Income Fund	763,679,102	15,038,924	(24,086,293)	(9,047,369)
Total Return Bond Fund	2,828,321,544	81,271,678	(26,724,823)	54,546,855
World Bond Fund	5,279,638,767	118,435,248	(78,128,331)	40,306,917

f)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period of time.

237

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

At October 31, 2019 (tax year end), each Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration		Long-Term Capital Loss Carryforward with No Expiration
Emerging Markets Local Debt Fund	$18,485,527		$52,201,450
Floating Rate Fund	10,949,856		298,446,606
Floating Rate High Income Fund	2,382,329		37,029,927
High Yield Fund	2,792,651		15,024,249
Inflation Plus Fund	21,406,832		62,264,191
Municipal Opportunities Fund	—		4,198,191	*
Quality Bond Fund	480,036		369,387
Short Duration Fund	1,390,443		5,742,992
Strategic Income Fund	12,799,717	*	7,039,694	*
Total Return Bond Fund	—		18,649,030

*	Future utilization of losses are subject to limitation under current tax laws.

The Municipal Income Fund, Municipal Short Duration Fund and World Bond Fund had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2019.

During the year ended October 31, 2019, Emerging Markets Local Debt Fund, Inflation Plus Fund, Municipal Income Fund, Municipal Opportunities Fund, Municipal Short Duration Fund, Quality Bond Fund, Strategic Income Fund and Total Return Bond Fund utilized $400,788, $3,233,046, $79,928, $253,756, $58,546, $4,757,579, $16,814,796 and $38,027,916 of prior year capital loss carryforwards, respectively.

During the year ended October 31, 2019, Municipal Opportunities Fund had expired $10,546,009 of prior year capital loss carryforwards.

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of October 31, 2019, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2019, the Funds did not incur any interest or penalties.

7.	Expenses:

a)

Investment Management Agreement – HFMC serves as each Fund’s investment manager. The Company, on behalf of each Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2019; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Emerging Markets Local Debt Fund	0.850% on first $250 million and;
0.800% on next $250 million and;
0.770% on next $500 million and;
0.760% over $1 billion

Floating Rate Fund	0.650% on first $500 million and;
0.600% on next $2 billion and;
0.590% on next $2.5 billion and;
0.580% on next $5 billion and;
0.570% over $10 billion

Floating Rate High Income Fund	0.700% on first $500 million and;
0.650% on next $2 billion and;
0.640% on next $2.5 billion and;
0.630% on next $5 billion and;
0.620% over $10 billion

238

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

Fund	Management Fee Rates
High Yield Fund	0.650% on first $500 million and;
0.600% on next $500 million and;
0.595% on next $1.5 billion and;
0.590% on next $2.5 billion and;
0.580% on next $5 billion and;
0.570% over $10 billion

Inflation Plus Fund	0.500% on first $500 million and;
0.450% on next $500 million and;
0.445% on next $1.5 billion and;
0.440% on next $2.5 billion and;
0.430% on next $5 billion and;
0.420% over $10 billion

Municipal Income Fund	0.350% on first $500 million and;
0.300% on next $500 million and;
0.290% on next $1.5 billion and;
0.285% on next $2.5 billion and;
0.280% over $5 billion

Municipal Opportunities Fund	0.350% on first $500 million and;
0.300% on next $500 million and;
0.290% on next $1.5 billion and;
0.285% on next $2.5 billion and;
0.280% over $5 billion

Municipal Short Duration Fund	0.350% on first $500 million and;
0.300% on next $500 million and;
0.290% on next $1.5 billion and;
0.285% on next $2.5 billion and;
0.280% over $5 billion

Quality Bond Fund	0.400% on first $500 million and;
0.370% on next $500 million and;
0.340% on next $4 billion and;
0.330% on next $5 billion and;
0.320% over $10 billion

Short Duration Fund	0.410% on the first $500 million and;
0.370% on the next $500 million and;
0.365% on the next $1.5 billion and;
0.360% on the next $2.5 billion and;
0.350% on the next $5 billion and;
0.340% over $10 billion

Strategic Income Fund	0.550% on first $500 million and;
0.500% on next $500 million and;
0.475% on next $1.5 billion and;
0.465% on next $2.5 billion and;
0.455% on next $5 billion and;
0.445% over $10 billion

Total Return Bond Fund	0.350% on first $500 million and;
0.300% on next $500 million and;
0.260% on next $4 billion and;
0.250% over $5 billion

World Bond Fund	0.700% on first $250 million and;
0.650% on next $250 million and;
0.600% on next $2 billion and;
0.550% on next $2.5 billion and;
0.475% on next $5 billion and;
0.450% over $10 billion

From November 1, 2018 through February 28, 2019, the Total Return Bond Fund paid the rate set forth below to HFMC for investment management services rendered. The rate was accrued daily and paid monthly based on the Total Return Bond Fund’s average daily net assets.

Total Return Bond Fund	0.380% on first $500 million and;
0.330% on next $500 million and;
0.320% on next $4 billion and;
0.310% on next $5 billion and;
0.300% over $10 billion

239

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

b)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Strategic Income Fund, Total Return Bond Fund, and World Bond Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.022%
next $3.5 billion and	0.018%
Amount over $7 billion	0.015%

Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Quality Bond Fund, and Short Duration Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.018%
next $3.5 billion and	0.014%
Amount over $7 billion	0.010%

Municipal Income Fund, Municipal Opportunities Fund, and Municipal Short Duration Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.014%
next $3.5 billion and	0.012%
Amount over $7 billion	0.010%

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2019, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), through February 29, 2020 as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Local Debt Fund(2)	1.25%	2.00%	1.00%	1.55%	1.25%	0.95%	N/A	0.90%	0.90%
Floating Rate Fund(1)(2)	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A
Floating Rate High Income Fund(3)	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.78%	0.75%
High Yield Fund(3)	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.79%	0.70%
Inflation Plus Fund(3)	0.85%	1.60%	0.60%	1.20%	0.90%	0.60%	N/A	0.59%	0.55%
Municipal Income Fund(3)	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	N/A	0.39%
Municipal Opportunities Fund(4)	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	0.49%	0.39%
Municipal Short Duration Fund(3)	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	N/A	0.39%
Quality Bond Fund(2)	0.85%	1.60%	0.60%	1.19%	0.94%	0.64%	N/A	0.54%	0.44%
Short Duration Fund(2)	0.81%	1.56%	0.56%	1.15%	0.85%	0.55%	0.55%	0.55%	0.55%
Strategic Income Fund(3)	0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%	0.69%	0.60%
Total Return Bond Fund(1)(3)	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	0.34%

(1)

Expense limitation arrangement described above for Floating Rate Fund and Total Return Bond Fund for Classes A, C, I, R3, R4, R5 and Y shares extends beyond February 29, 2020. Please see the prospectus for more information.

(2)	Expense limitation was effective from November 1, 2018 through October 31, 2019
(3)	Expense limitation was effective from March 1, 2019 through October 31, 2019
(4)	Expense limitation was effective from June 1, 2019 through October 31, 2019

From November 1, 2018 through May 31, 2019, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), as follows for the following Fund:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Municipal Opportunities Fund	0.69%	1.44%	0.44%	N/A	N/A	N/A	N/A	0.44%	0.39%

240

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

From November 1, 2018 through February 28, 2019, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Floating Rate High Income Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.75%	0.75%
High Yield Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.70%	0.70%
Inflation Plus Fund	0.85%	1.60%	0.60%	1.20%	0.90%	0.60%	N/A	0.55%	0.55%
Municipal Income Fund	0.69%	1.44%	0.44%	N/A	N/A	N/A	N/A	N/A	0.39%
Municipal Short Duration Fund	0.69%	1.44%	0.44%	N/A	N/A	N/A	N/A	N/A	0.39%
Strategic Income Fund	0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%	0.60%	0.60%
Total Return Bond Fund	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A

d)

Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2019, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Local Debt Fund	1.25%	2.00%	0.98%	1.17%	1.25%	0.95%	N/A	0.90%	0.90%
Floating Rate Fund	1.00%	1.73%	0.71%	1.25%	1.00%	0.77%	N/A	0.71%	0.64%
Floating Rate High Income Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.77%	0.75%
High Yield Fund	1.05%	1.80%	0.79%	1.35%	1.05%	0.75%	N/A	0.78%	0.70%
Inflation Plus Fund	0.85%	1.60%	0.60%	1.20%	0.90%	0.60%	N/A	0.58%	0.55%
Municipal Income Fund	0.67%	0.88%	0.44%	N/A	N/A	N/A	N/A	N/A	0.39%
Municipal Opportunities Fund	0.69%	1.44%	0.44%	N/A	N/A	N/A	N/A	0.45%	0.37%
Municipal Short Duration Fund	0.66%	0.76%	0.41%	N/A	N/A	N/A	N/A	N/A	0.39%
Quality Bond Fund	0.83%	1.56%	0.53%	1.16%	0.61%	0.56%	N/A	0.46%	0.44%
Short Duration Fund	0.81%	1.55%	0.52%	1.15%	0.74%	0.55%	0.45%	0.52%	0.44%
Strategic Income Fund	0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%	0.66%	0.60%
Total Return Bond Fund	0.74%	1.54%	0.42%	1.07%	0.76%	0.48%	0.34%	0.40%	0.36%
World Bond Fund	1.02%	1.75%	0.74%	1.35%	0.96%	0.76%	0.64%	0.70%	0.64%

e)

Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2019, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Emerging Markets Local Debt Fund	$7,905	$5,286
Floating Rate Fund	181,963	115,738
Floating Rate High Income Fund	88,885	9,018
High Yield Fund	457,383	2,494
Inflation Plus Fund	60,816	606
Municipal Income Fund	68,049	334
Municipal Opportunities Fund	676,466	14,333
Municipal Short Duration Fund	41,598	587
Quality Bond Fund	38,829	148
Short Duration Fund	704,704	52,078
Strategic income Fund	465,509	3,100
Total Return Bond Fund	1,978,632	9,830
World Bond Fund	1,000,783	8,936

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities,

241

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund. Such amounts are reflected as “Distribution fee reimbursements” on the Statement of Operations.

f)

Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2019, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Emerging Markets Local Debt Fund	$376
Floating Rate Fund	8,339
Floating Rate High Income Fund	1,157
High Yield Fund	777
Inflation Plus Fund	1,236
Municipal Income Fund	75
Municipal Opportunities Fund	2,056
Municipal Short Duration Fund	63
Quality Bond Fund	296
Short Duration Fund	2,687
Strategic Income Fund	1,178
Total Return Bond Fund	4,499
World Bond Fund	11,634

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class Y	0.11%*
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class F	0.004%

*	For the period November 1, 2018 through April 30, 2019, the specified amount for all Class Y shares was equal to 0.06%.

Effective March 1, 2019, HASCO has contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to maintain the transfer agency fees as follows:

Fund	Class Y
Floating Rate Fund	0.08%
World Bond Fund	0.07%

This contractual arrangement for each of these Funds will remain in effect until February 29, 2020 unless the Board of Directors approves its earlier termination.

242

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the year ended October 31, 2019, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Local Debt Fund	0.17%	0.16%	0.08%	0.21%	0.17%	0.12%	N/A	0.08%	0.00%
Floating Rate Fund	0.10%	0.09%	0.07%	0.18%	0.16%	0.12%	N/A	0.06%	0.00%
Floating Rate High Income Fund	0.11%	0.10%	0.09%	0.22%	0.17%	0.11%	N/A	0.09%	0.00%
High Yield Fund	0.18%	0.13%	0.09%	0.22%	0.17%	0.12%	N/A	0.10%	0.00%
Inflation Plus Fund	0.18%	0.13%	0.10%	0.21%	0.17%	0.12%	N/A	0.08%	0.00%
Municipal Income Fund	0.05%	0.05%	0.05%	N/A	N/A	N/A	N/A	N/A	0.00%
Municipal Opportunities Fund	0.07%	0.07%	0.07%	N/A	N/A	N/A	N/A	0.08%	0.00%
Municipal Short Duration Fund	0.05%	0.03%	0.02%	N/A	N/A	N/A	N/A	N/A	0.00%
Quality Bond Fund	0.14%	0.12%	0.08%	0.22%	0.17%	0.12%	N/A	0.00%	0.00%
Short Duration Fund	0.15%	0.11%	0.08%	0.22%	0.05%	0.12%	N/A	0.07%	0.00%
Strategic Income Fund	0.15%	0.12%	0.11%	0.22%	0.17%	0.11%	0.00%	0.08%	0.00%
Total Return Bond Fund	0.13%	0.18%	0.06%	0.22%	0.15%	0.12%	0.00%	0.05%	0.00%
World Bond Fund	0.13%	0.11%	0.10%	0.22%	0.07%	0.12%	0.00%	0.06%	0.00%

8.	Securities Lending:

The Company has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.

The following table presents the market value of the Funds’ securities on loan, net of amounts available for offset under the master netting arrangements and any related collateral received by the Funds as of October 31, 2019.

Fund	Investment Securities on Loan, at market value, Presented on the Statement of Assets and Liabilities(1)	Collateral Posted by Borrower(3)	Net Amount(2)
Emerging Markets Local Debt Fund	$867,793	$(867,793)	$—
Short Duration Fund	6,088,562	(6,088,562)	—
Strategic Income Fund	1,419,390	(1,419,390)	—
Total Return Bond Fund	5,704,212	(5,704,212)	—
World Bond Fund	7,006,224	(7,006,224)	—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.
(3)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash and non-cash collateral with value of $899,910, $6,235,830, $2,069,503, $7,136,845, and $7,295,218, respectively, has been received by Emerging Markets Local Debt Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund, and World Bond Fund, respectively, in connection with securities lending transactions.

243

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

9.	Secured Borrowings:

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019.

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Emerging Markets Local Debt Fund
Securities Lending Transactions(1)
Corporate Bonds	$899,910	$—	$—	$—	$899,910

Total Borrowings	$899,910	$—	$—	$—	$899,910

Gross amount of recognized liabilities for securities lending transactions					$899,910

Short Duration Fund
Securities Lending Transactions(1)
Corporate Bonds	$6,235,830	$—	$—	$—	$6,235,830

Total Borrowings	$6,235,830	$—	$—	$—	$6,235,830

Gross amount of recognized liabilities for securities lending transactions					$6,235,830

Strategic Income Fund
Securities Lending Transactions(1)
Corporate Bonds	$2,069,503	$—	$—	$—	$2,069,503

Total Borrowings	$2,069,503	$—	$—	$—	$2,069,503

Gross amount of recognized liabilities for securities lending transactions					$2,069,503

Total Return Bond Fund
Securities Lending Transactions(1)
Corporate Bonds	$2,641,038	$—	$—	$—	$2,641,038
Municipal Bonds	4,495,807	—	—	—	4,495,807

Total	$7,136,845	$—	$—	$—	$7,136,845

Total Borrowings	$7,136,845	$—	$—	$—	$7,136,845

Gross amount of recognized liabilities for securities lending transactions					$7,136,845

World Bond Fund
Securities Lending Transactions(1)
Corporate Bonds	$7,295,218	$—	$—	$—	$7,295,218

Total Borrowings	$7,295,218	$—	$—	$—	$7,295,218

Gross amount of recognized liabilities for securities lending transactions					$7,295,218

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

10.	Affiliate Holdings:

As of October 31, 2019, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y		Class F
Emerging Markets Local Debt Fund	—	—	—	91%	23%	100%	N/A	—		—
Municipal Opportunities Fund	—	—	—	N/A	N/A	N/A	N/A	—	%*	—
Quality Bond Fund	—	—	—	—	100%	34%	N/A	32%		—
Short Duration Fund	—	—	—	—	—	—	96%	—		—
Strategic Income Fund	—	—	—	—	—	—	1%	—		—

Percentage of Fund by Class:

Fund	Class A	Class C	Class I	Class R3		Class R4		Class R5		Class R6		Class Y		Class F
Emerging Markets Local Debt Fund	—	—	—	—	%*	—	%*	—	%*	N/A		—		—
Municipal Opportunities Fund	—	—	—	N/A		N/A		N/A		N/A		—	%*	—
Quality Bond Fund	—	—	—	—		—	%*	—	%*	N/A		—	%*	—
Short Duration Fund	—	—	—	—		—		—		—	%*	—		—
Strategic Income Fund	—	—	—	—		—		—		—	%*	—		—

*	Percentage rounds to zero.

244

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

As of October 31, 2019, affiliated funds of funds and certain 529 plans administered by HFMC in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares from these affiliated funds of funds and certain 529 plans administered by HFMC. Affiliated funds of funds and certain 529 plans administered by HFMC owned shares in the Funds listed below as follows:

Funds	Percentage of Fund*
High Yield Fund	2%
Inflation Plus Fund	29%
Quality Bond Fund	75%
Strategic Income Fund	21%
Total Return Bond Fund	4%
World Bond Fund	3%

*	As of October 31, 2019, affiliated funds of funds and certain 529 plans administered by HFMC invest in Class F shares.

11.	Investment Transactions:

For the year ended October 31, 2019, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Emerging Markets Local Debt Fund	$157,214,913	$191,527,080	$—	$—	$157,214,913	$191,527,080
Floating Rate Fund	1,438,953,893	2,733,598,534	—	—	1,438,953,893	2,733,598,534
Floating Rate High Income Fund	353,390,244	535,634,292	—	—	353,390,244	535,634,292
High Yield Fund	131,255,954	113,765,563	—	—	131,255,954	113,765,563
Inflation Plus Fund	153,475,375	100,057,965	249,182,187	316,962,265	402,657,562	417,020,230
Municipal Income Fund	20,319,242	14,444,951	—	—	20,319,242	14,444,951
Municipal Opportunities Fund	374,313,942	132,004,984	—	—	374,313,942	132,004,984
Municipal Short Duration Fund	17,470,538	16,960,823	—	—	17,470,538	16,960,823
Quality Bond Fund	13,950,293	22,777,890	54,497,237	49,911,616	68,447,530	72,689,506
Short Duration Fund	550,191,718	308,298,882	160,645,249	44,221,970	710,836,967	352,520,852
Strategic Income Fund	395,588,558	295,010,041	136,249,361	69,168,491	531,837,919	364,178,532
Total Return Bond Fund	708,208,394	954,932,176	681,055,160	392,341,714	1,389,263,554	1,347,273,890
World Bond Fund	3,619,667,729	3,628,792,147	501,809,111	294,815,062	4,121,476,840	3,923,607,209

12.	Capital Share Transactions:

The following information is for the year ended October 31, 2019, and the year ended October 31, 2018:

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Emerging Markets Local Debt Fund
Class A
Shares Sold	207,670	$1,187,698	831,884	$5,462,761
Shares Issued for Reinvested Dividends	73,897	415,304	294,033	1,871,705
Shares Redeemed	(542,516)	(3,076,858)	(985,493)	(6,248,603)

Net Increase (Decrease)	(260,949)	(1,473,856)	140,424	1,085,863

Class C
Shares Sold	92,161	$529,014	350,842	$2,258,290
Shares Issued for Reinvested Dividends	29,903	167,855	99,964	635,507
Shares Redeemed	(233,293)	(1,334,888)	(278,391)	(1,689,721)

Net Increase (Decrease)	(111,229)	(638,019)	172,415	1,204,076

Class I
Shares Sold	6,908,616	$39,727,625	13,490,038	$84,987,019
Shares Issued for Reinvested Dividends	704,194	3,951,546	2,023,164	12,779,658
Shares Redeemed	(12,019,899)	(68,361,743)	(10,177,858)	(61,416,472)

Net Increase (Decrease)	(4,407,089)	(24,682,572)	5,335,344	36,350,205

Class R3
Shares Sold	13	$72	3,719	$23,742
Shares Issued for Reinvested Dividends	135	759	733	4,628
Shares Redeemed	(1)	(3)	(4,038)	(22,716)

Net Increase (Decrease)	147	828	414	5,654

245

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Emerging Markets Local Debt Fund – (continued)
Class R4
Shares Sold	366	$2,080	2,943	$22,082
Shares Issued for Reinvested Dividends	580	3,256	2,362	14,946
Shares Redeemed	(3,434)	(19,056)	(409)	(2,626)

Net Increase (Decrease)	(2,488)	(13,720)	4,896	34,402

Class R5
Shares Issued for Reinvested Dividends	153	828	420	2,565

Net Increase (Decrease)	153	828	420	2,565

Class Y
Shares Sold	3,241,425	$18,407,270	10,585,658	$66,986,722
Shares Issued for Reinvested Dividends	1,059,729	5,916,738	2,130,121	13,386,696
Shares Redeemed	(5,036,875)	(28,581,454)	(9,420,454)	(58,481,956)

Net Increase (Decrease)	(735,721)	(4,257,446)	3,295,325	21,891,462

Class F
Shares Sold	407,377	$2,323,662	602,039	$3,798,358
Shares Issued for Reinvested Dividends	66,901	375,779	105,360	661,846
Shares Redeemed	(602,556)	(3,443,679)	(158,814)	(926,722)

Net Increase (Decrease)	(128,278)	(744,238)	548,585	3,533,482

Total Net Increase (Decrease)	(5,645,454)	$(31,808,195)	9,497,823	$64,107,709

Floating Rate Fund
Class A
Shares Sold	20,753,076	$175,423,668	35,465,681	$309,677,129
Shares Issued for Reinvested Dividends	4,878,024	40,858,137	3,256,484	28,403,260
Shares Redeemed	(39,378,555)	(332,728,712)	(26,190,197)	(228,617,253)

Net Increase (Decrease)	(13,747,455)	(116,446,907)	12,531,968	109,463,136

Class C
Shares Sold	3,307,683	$28,109,231	6,144,989	$53,572,903
Shares Issued for Reinvested Dividends	2,464,950	20,929,713	3,311,265	28,850,406
Shares Redeemed	(37,412,317)	(318,381,886)	(43,427,821)	(378,618,096)

Net Increase (Decrease)	(31,639,684)	(269,342,942)	(33,971,567)	(296,194,787)

Class I
Shares Sold	64,163,143	$540,950,141	78,718,179	$688,074,902
Shares Issued for Reinvested Dividends	7,879,027	65,898,623	6,511,186	56,870,199
Shares Redeemed	(133,638,228)	(1,125,921,425)	(73,749,349)	(644,613,244)

Net Increase (Decrease)	(61,596,058)	(519,072,661)	11,480,016	100,331,857

Class R3
Shares Sold	130,893	$1,112,124	121,887	$1,066,232
Shares Issued for Reinvested Dividends	43,514	367,117	36,080	315,495
Shares Redeemed	(352,382)	(2,980,006)	(323,535)	(2,831,663)

Net Increase (Decrease)	(177,975)	(1,500,765)	(165,568)	(1,449,936)

Class R4
Shares Sold	434,340	$3,621,212	148,603	$1,296,026
Shares Issued for Reinvested Dividends	27,979	232,831	22,402	195,267
Shares Redeemed	(795,583)	(6,649,208)	(229,595)	(2,001,332)

Net Increase (Decrease)	(333,264)	(2,795,165)	(58,590)	(510,039)

Class R5
Shares Sold	30,884	$259,785	55,546	$484,604
Shares Issued for Reinvested Dividends	9,124	76,179	7,540	65,775
Shares Redeemed	(115,665)	(977,036)	(96,232)	(838,736)

Net Increase (Decrease)	(75,657)	(641,072)	(33,146)	(288,357)

Class Y
Shares Sold	19,589,034	$164,844,672	19,107,999	$166,598,594
Shares Issued for Reinvested Dividends	628,372	5,237,776	808,933	7,051,201
Shares Redeemed	(66,904,529)	(560,471,951)	(8,491,531)	(74,032,802)

Net Increase (Decrease)	(46,687,123)	(390,389,503)	11,425,401	99,616,993

246

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Floating Rate Fund – (continued)
Class F
Shares Sold	48,977,672	$411,193,434	6,092,698	$53,247,640
Shares Issued for Reinvested Dividends	435,983	3,651,076	227,516	1,988,153
Shares Redeemed	(9,558,226)	(80,946,153)	(4,088,652)	(35,791,656)

Net Increase (Decrease)	39,855,429	333,898,357	2,231,562	19,444,137

Total Net Increase (Decrease)	(114,401,787)	$(966,290,658)	3,440,076	$30,413,004

Floating Rate High Income Fund
Class A
Shares Sold	1,864,346	$18,160,482	2,394,336	$24,070,646
Shares Issued for Reinvested Dividends	585,584	5,641,921	509,364	5,116,213
Shares Redeemed	(5,397,730)	(52,530,674)	(5,345,971)	(53,700,711)

Net Increase (Decrease)	(2,947,800)	(28,728,271)	(2,442,271)	(24,513,852)

Class C
Shares Sold	674,618	$6,591,425	988,164	$9,937,198
Shares Issued for Reinvested Dividends	315,700	3,072,727	269,855	2,710,705
Shares Redeemed	(2,947,205)	(28,816,410)	(2,299,960)	(23,118,274)

Net Increase (Decrease)	(1,956,887)	(19,152,258)	(1,041,941)	(10,470,371)

Class I
Shares Sold	10,285,968	$99,879,666	18,121,253	$182,251,530
Shares Issued for Reinvested Dividends	1,767,333	16,968,301	1,177,714	11,836,485
Shares Redeemed	(20,417,998)	(197,530,809)	(12,894,359)	(129,573,269)

Net Increase (Decrease)	(8,364,697)	(80,682,842)	6,404,608	64,514,746

Class R3
Shares Sold	3,285	$31,677	3,239	$32,546
Shares Issued for Reinvested Dividends	732	7,065	460	4,618
Shares Redeemed	(7,256)	(70,620)	(10,679)	(107,126)

Net Increase (Decrease)	(3,239)	(31,878)	(6,980)	(69,962)

Class R4
Shares Sold	2,486	$23,942	13,771	$138,218
Shares Issued for Reinvested Dividends	2,302	22,001	2,045	20,501
Shares Redeemed	(49,795)	(482,019)	(5,463)	(54,534)

Net Increase (Decrease)	(45,007)	(436,076)	10,353	104,185

Class R5
Shares Sold	240,907	$2,332,856	1,256,787	$12,560,688
Shares Issued for Reinvested Dividends	81,460	779,468	35,866	359,348
Shares Redeemed	(394,077)	(3,780,192)	(256,043)	(2,566,707)

Net Increase (Decrease)	(71,710)	(667,868)	1,036,610	10,353,329

Class Y
Shares Sold	1,322,860	$12,758,253	2,106,931	$21,144,532
Shares Issued for Reinvested Dividends	97,562	935,299	51,104	512,507
Shares Redeemed	(1,922,669)	(18,699,869)	(824,249)	(8,281,875)

Net Increase (Decrease)	(502,247)	(5,006,317)	1,333,786	13,375,164

Class F
Shares Sold	1,459,684	$14,187,500	1,916,873	$19,281,622
Shares Issued for Reinvested Dividends	208,411	2,000,389	108,429	1,089,635
Shares Redeemed	(2,569,133)	(24,876,036)	(548,550)	(5,517,092)

Net Increase (Decrease)	(901,038)	(8,688,147)	1,476,752	14,854,165

Total Net Increase (Decrease)	(14,792,625)	$(143,393,657)	6,770,917	$68,147,404

High Yield Fund
Class A
Shares Sold	6,506,518	$47,070,659	5,073,633	$37,136,889
Shares Issued for Reinvested Dividends	1,489,506	10,755,927	1,409,983	10,326,974
Shares Redeemed	(6,778,790)	(48,833,942)	(6,480,944)	(47,617,939)

Net Increase (Decrease)	1,217,234	8,992,644	2,672	(154,076)

247

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
High Yield Fund – (continued)
Class C
Shares Sold	742,272	$5,322,196	930,520	$6,811,346
Shares Issued for Reinvested Dividends	198,845	1,430,853	275,184	2,008,954
Shares Redeemed	(1,913,506)	(13,734,197)	(3,419,264)	(24,869,189)

Net Increase (Decrease)	(972,389)	(6,981,148)	(2,213,560)	(16,048,889)

Class I
Shares Sold	1,614,396	$11,725,807	2,348,458	$17,374,365
Shares Issued for Reinvested Dividends	154,330	1,116,526	153,251	1,129,507
Shares Redeemed	(1,573,979)	(11,453,644)	(3,754,627)	(27,699,989)

Net Increase (Decrease)	194,747	1,388,689	(1,252,918)	(9,196,117)

Class R3
Shares Sold	36,667	$265,401	61,033	$448,738
Shares Issued for Reinvested Dividends	11,614	83,821	16,714	122,336
Shares Redeemed	(119,170)	(863,325)	(148,002)	(1,074,284)

Net Increase (Decrease)	(70,889)	(514,103)	(70,255)	(503,210)

Class R4
Shares Sold	38,581	$274,684	20,816	$153,548
Shares Issued for Reinvested Dividends	8,100	58,529	8,634	63,372
Shares Redeemed	(69,466)	(506,053)	(64,545)	(474,203)

Net Increase (Decrease)	(22,785)	(172,840)	(35,095)	(257,283)

Class R5
Shares Sold	45,044	$326,413	36,684	$269,823
Shares Issued for Reinvested Dividends	5,132	36,874	6,102	44,698
Shares Redeemed	(29,909)	(215,847)	(72,963)	(534,263)

Net Increase (Decrease)	20,267	147,440	(30,177)	(219,742)

Class Y
Shares Sold	2,065,149	$15,033,370	172,539	$1,268,974
Shares Issued for Reinvested Dividends	14,558	105,044	7,132	52,222
Shares Redeemed	(606,229)	(4,378,192)	(1,038,469)	(7,677,377)

Net Increase (Decrease)	1,473,478	10,760,222	(858,798)	(6,356,181)

Class F
Shares Sold	2,197,653	$15,936,793	2,628,407	$19,439,796
Shares Issued for Reinvested Dividends	443,529	3,198,162	365,327	2,686,774
Shares Redeemed	(1,766,862)	(12,756,366)	(1,709,666)	(12,590,603)

Net Increase (Decrease)	874,320	6,378,589	1,284,068	9,535,967

Total Net Increase (Decrease)	2,713,983	$19,999,493	(3,174,063)	$(23,199,531)

Inflation Plus Fund
Class A
Shares Sold	2,232,260	$23,110,264	3,530,592	$36,674,625
Shares Issued for Reinvested Dividends	656,721	6,527,807	785,830	8,227,645
Shares Redeemed	(4,019,980)	(41,478,441)	(4,228,538)	(44,458,344)

Net Increase (Decrease)	(1,130,999)	(11,840,370)	87,884	443,926

Class C
Shares Sold	116,835	$1,154,546	268,127	$2,690,866
Shares Issued for Reinvested Dividends	141,168	1,353,801	367,950	3,701,578
Shares Redeemed	(3,002,992)	(29,831,832)	(5,044,890)	(50,398,351)

Net Increase (Decrease)	(2,744,989)	(27,323,485)	(4,408,813)	(44,005,907)

Class I
Shares Sold	1,585,718	$16,594,011	1,708,649	$18,326,350
Shares Issued for Reinvested Dividends	195,357	1,975,060	229,644	2,443,418
Shares Redeemed	(1,824,142)	(19,083,333)	(2,159,353)	(22,993,615)

Net Increase (Decrease)	(43,067)	(514,262)	(221,060)	(2,223,847)

Class R3
Shares Sold	469,490	$4,742,188	664,852	$6,843,956
Shares Issued for Reinvested Dividends	145,422	1,419,316	197,366	2,028,924
Shares Redeemed	(1,149,704)	(11,609,420)	(973,057)	(9,986,254)

Net Increase (Decrease)	(534,792)	(5,447,916)	(110,839)	(1,113,374)

248

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Inflation Plus Fund – (continued)
Class R4
Shares Sold	169,799	$1,748,336	250,091	$2,623,116
Shares Issued for Reinvested Dividends	30,895	307,095	44,084	461,119
Shares Redeemed	(398,957)	(4,126,127)	(383,553)	(4,022,085)

Net Increase (Decrease)	(198,263)	(2,070,696)	(89,378)	(937,850)

Class R5
Shares Sold	23,349	$245,370	76,688	$827,330
Shares Issued for Reinvested Dividends	10,294	103,759	13,311	141,225
Shares Redeemed	(107,477)	(1,136,991)	(94,719)	(1,011,170)

Net Increase (Decrease)	(73,834)	(787,862)	(4,720)	(42,615)

Class Y
Shares Sold	79,148	$832,863	228,015	$2,455,328
Shares Issued for Reinvested Dividends	97,698	989,682	127,899	1,363,401
Shares Redeemed	(586,430)	(6,193,950)	(512,583)	(5,479,310)

Net Increase (Decrease)	(409,584)	(4,371,405)	(156,669)	(1,660,581)

Class F
Shares Sold	2,574,612	$26,997,606	5,133,410	$54,514,807
Shares Issued for Reinvested Dividends	571,737	5,780,258	532,708	5,668,011
Shares Redeemed	(2,837,448)	(29,871,804)	(2,009,853)	(21,418,289)

Net Increase (Decrease)	308,901	2,906,060	3,656,265	38,764,529

Total Net Increase (Decrease)	(4,826,627)	$(49,449,936)	(1,247,330)	$(10,775,719)

Municipal Income Fund
Class A
Shares Sold	1,216,886	$12,665,314	431,465	$4,410,187
Shares Issued for Reinvested Dividends	46,776	492,102	33,373	339,952
Shares Redeemed	(666,992)	(7,009,368)	(206,326)	(2,103,509)

Net Increase (Decrease)	596,670	6,148,048	258,512	2,646,630

Class C
Shares Sold	200,677	$2,115,638	44,142	$451,393
Shares Issued for Reinvested Dividends	6,577	68,621	8,062	82,138
Shares Redeemed	(303,102)	(3,209,692)	(26,161)	(264,754)

Net Increase (Decrease)	(95,848)	(1,025,433)	26,043	268,777

Class I
Shares Sold	597,228	$6,324,802	55,180	$564,000
Shares Issued for Reinvested Dividends	18,528	193,629	15,817	161,139
Shares Redeemed	(573,148)	(6,083,302)	(14,689)	(150,612)

Net Increase (Decrease)	42,608	435,129	56,308	574,527

Class F
Shares Sold	205,526	$2,162,030	91,392	$927,358
Shares Issued for Reinvested Dividends	6,668	70,158	3,395	34,574
Shares Redeemed	(45,586)	(474,072)	(37,281)	(379,538)

Net Increase (Decrease)	166,608	1,758,116	57,506	582,394

Total Net Increase (Decrease)	710,038	$7,315,860	398,369	$4,072,328

Municipal Opportunities Fund
Class A
Shares Sold	13,097,042	$113,644,055	6,524,416	$55,194,805
Issued in Merger	—	—	10,111,569	86,132,369
Shares Issued for Reinvested Dividends	968,423	8,430,168	772,112	6,548,999
Shares Redeemed	(8,525,335)	(73,509,669)	(7,739,902)	(65,710,151)

Net Increase (Decrease)	5,540,130	48,564,554	9,668,195	82,166,022

Class C
Shares Sold	2,096,355	$18,292,641	772,300	$6,581,645
Issued in Merger	—	—	1,669,803	14,233,397
Shares Issued for Reinvested Dividends	126,114	1,096,479	181,550	1,541,768
Shares Redeemed	(3,954,316)	(34,304,671)	(5,061,989)	(42,804,299)

Net Increase (Decrease)	(1,731,847)	(14,915,551)	(2,438,336)	(20,447,489)

249

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Municipal Opportunities Fund – (continued)
Class I
Shares Sold	33,139,466	$287,763,424	15,161,508	$129,121,541
Issued in Merger	—	—	3,380,989	28,858,429
Shares Issued for Reinvested Dividends	1,086,031	9,458,014	777,604	6,609,622
Shares Redeemed	(14,958,859)	(129,739,392)	(15,612,831)	(132,733,413)

Net Increase (Decrease)	19,266,638	167,482,046	3,707,270	31,856,179

Class Y(1)
Shares Sold	7,783	$67,807	1,425	$12,203
Issued in Merger	—	—	1,828,993	15,610,640
Shares Issued for Reinvested Dividends	44,970	390,018	13,562	114,791
Shares Redeemed	(170,299)	(1,471,492)	(105,739)	(896,434)

Net Increase (Decrease)	(117,546)	(1,013,667)	1,738,241	14,841,200

Class F
Shares Sold	7,282,248	$63,411,974	2,652,259	$22,611,191
Issued in Merger	—	—	584,316	4,986,671
Shares Issued for Reinvested Dividends	228,035	1,988,242	120,599	1,024,668
Shares Redeemed	(1,650,992)	(14,267,074)	(1,089,627)	(9,254,765)

Net Increase (Decrease)	5,859,291	51,133,142	2,267,547	19,367,765

Total Net Increase (Decrease)	28,816,666	$251,250,524	14,942,917	$127,783,677

Municipal Short Duration Fund
Class A
Shares Sold	1,693,047	$16,925,384	311,294	$3,095,731
Shares Issued for Reinvested Dividends	27,682	278,955	13,220	131,415
Shares Redeemed	(1,041,019)	(10,485,930)	(247,757)	(2,466,409)

Net Increase (Decrease)	679,710	6,718,409	76,757	760,737

Class C
Shares Sold	96,178	$966,974	23,210	$231,077
Shares Issued for Reinvested Dividends	3,876	38,851	5,161	51,291
Shares Redeemed	(285,558)	(2,880,963)	(68,630)	(681,265)

Net Increase (Decrease)	(185,504)	(1,875,138)	(40,259)	(398,897)

Class I
Shares Sold	71,701	$722,127	64,067	$639,608
Shares Issued for Reinvested Dividends	10,600	106,305	12,131	120,640
Shares Redeemed	(551,449)	(5,573,094)	(110,383)	(1,105,347)

Net Increase (Decrease)	(469,148)	(4,744,662)	(34,185)	(345,099)

Class F
Shares Sold	91,777	$920,030	77,085	$766,242
Shares Issued for Reinvested Dividends	2,936	29,612	1,093	10,859
Shares Redeemed	(26,384)	(266,427)	(29,801)	(296,317)

Net Increase (Decrease)	68,329	683,215	48,377	480,784

Total Net Increase (Decrease)	93,387	$781,824	50,690	$497,525

Quality Bond Fund
Class A
Shares Sold	701,515	$6,964,513	263,723	$2,573,888
Shares Issued for Reinvested Dividends	33,191	329,801	29,557	288,215
Shares Redeemed	(276,207)	(2,726,234)	(581,478)	(5,661,906)

Net Increase (Decrease)	458,499	4,568,080	(288,198)	(2,799,803)

Class C
Shares Sold	800,175	$7,974,257	170,207	$1,633,277
Shares Issued for Reinvested Dividends	8,500	84,474	4,102	39,635
Shares Redeemed	(139,199)	(1,377,561)	(155,597)	(1,501,305)

Net Increase (Decrease)	669,476	6,681,170	18,712	171,607

Class I
Shares Sold	469,415	$4,714,425	337,572	$3,341,688
Shares Issued for Reinvested Dividends	8,740	86,467	7,480	73,267
Shares Redeemed	(145,028)	(1,441,422)	(547,683)	(5,368,076)

Net Increase (Decrease)	333,127	3,359,470	(202,631)	(1,953,121)

250

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Quality Bond Fund – (continued)
Class R3
Shares Sold	604	$5,975	3,349	$32,602
Shares Issued for Reinvested Dividends	396	3,917	403	3,922
Shares Redeemed	(9,005)	(90,772)	(8,526)	(84,473)

Net Increase (Decrease)	(8,005)	(80,880)	(4,774)	(47,949)

Class R4
Shares Issued for Reinvested Dividends	37	$362	29	$281
Shares Redeemed	—	—	(2)	(10)

Net Increase (Decrease)	37	362	27	271

Class R5
Shares Issued for Reinvested Dividends	101	$1,000	79	$769

Net Increase (Decrease)	101	1,000	79	769

Class Y
Shares Sold	2,242	$23,120	500	$4,916
Shares Issued for Reinvested Dividends	53	534	39	379
Shares Redeemed	(507)	(4,968)	(468)	(4,657)

Net Increase (Decrease)	1,788	18,686	71	638

Class F
Shares Sold	880,144	$8,652,338	653,880	$6,416,922
Shares Issued for Reinvested Dividends	380,356	3,745,734	325,790	3,178,386
Shares Redeemed	(2,534,557)	(25,106,580)	(1,363,083)	(13,191,769)

Net Increase (Decrease)	(1,274,057)	(12,708,508)	(383,413)	(3,596,461)

Total Net Increase (Decrease)	180,966	$1,839,380	(860,127)	$(8,224,049)

Short Duration Fund
Class A
Shares Sold	36,524,678	$356,835,933	21,912,969	$213,910,631
Shares Issued for Reinvested Dividends	1,559,506	15,297,872	1,156,289	11,276,504
Shares Redeemed	(25,531,979)	(250,066,747)	(22,866,276)	(223,473,213)

Net Increase (Decrease)	12,552,205	122,067,058	202,982	1,713,922

Class C
Shares Sold	5,619,975	$54,719,385	2,186,008	$21,349,478
Shares Issued for Reinvested Dividends	142,653	1,399,052	147,556	1,438,627
Shares Redeemed	(4,994,595)	(48,801,908)	(5,429,077)	(52,936,298)

Net Increase (Decrease)	768,033	7,316,529	(3,095,513)	(30,148,193)

Class I
Shares Sold	35,786,507	$350,683,775	19,851,329	$194,088,533
Shares Issued for Reinvested Dividends	746,757	7,316,650	451,060	4,406,340
Shares Redeemed	(19,101,058)	(186,766,826)	(15,697,835)	(153,558,671)

Net Increase (Decrease)	17,432,206	171,233,599	4,604,554	44,936,202

Class R3
Shares Sold	82,147	$806,429	14,103	$137,193
Shares Issued for Reinvested Dividends	2,811	27,567	2,101	20,424
Shares Redeemed	(14,985)	(144,595)	(36,288)	(354,631)

Net Increase (Decrease)	69,973	689,401	(20,084)	(197,014)

Class R4
Shares Sold	867,429	$8,553,622	10,568	$102,822
Shares Issued for Reinvested Dividends	6,194	61,143	1,249	12,155
Shares Redeemed	(156,595)	(1,521,610)	(8,755)	(85,244)

Net Increase (Decrease)	717,028	7,093,155	3,062	29,733

Class R5
Shares Sold	61,747	$604,217	99,999	$975,039
Shares Issued for Reinvested Dividends	3,348	32,687	2,848	27,734
Shares Redeemed	(38,494)	(374,732)	(68,538)	(665,739)

Net Increase (Decrease)	26,601	262,172	34,309	337,034

251

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Short Duration Fund – (continued)
Class R6(2)
Shares Sold	1,070	$10,385	—	$—
Shares Issued for Reinvested Dividends	21	206	—	—

Net Increase (Decrease)	1,091	10,591	—	—

Class Y
Shares Sold	1,842,504	$18,049,511	1,378,277	$13,382,508
Shares Issued for Reinvested Dividends	40,141	390,179	26,695	259,306
Shares Redeemed	(2,233,507)	(21,812,368)	(419,058)	(4,069,810)

Net Increase (Decrease)	(350,862)	(3,372,678)	985,914	9,572,004

Class F
Shares Sold	12,459,292	$121,724,260	13,306,775	$129,816,403
Shares Issued for Reinvested Dividends	733,802	7,182,031	367,829	3,593,186
Shares Redeemed	(8,008,432)	(78,550,371)	(6,358,348)	(62,040,303)

Net Increase (Decrease)	5,184,662	50,355,920	7,316,256	71,369,286

Total Net Increase (Decrease)	36,400,937	$355,655,747	10,031,480	$97,612,974

Strategic Income Fund
Class A
Shares Sold	5,337,834	$45,379,327	4,296,538	$36,933,608
Shares Issued for Reinvested Dividends	1,249,248	10,365,012	1,066,746	9,259,924
Shares Redeemed	(3,785,319)	(31,991,992)	(3,763,905)	(32,632,919)

Net Increase (Decrease)	2,801,763	23,752,347	1,599,379	13,560,613

Class C
Shares Sold	2,302,354	$19,758,315	751,895	$6,556,653
Shares Issued for Reinvested Dividends	290,056	2,410,006	391,778	3,422,677
Shares Redeemed	(2,444,655)	(20,763,592)	(3,643,853)	(31,378,675)

Net Increase (Decrease)	147,755	1,404,729	(2,500,180)	(21,399,345)

Class I
Shares Sold	30,910,117	$263,931,079	5,202,305	$45,228,886
Shares Issued for Reinvested Dividends	959,173	8,069,620	486,701	4,235,721
Shares Redeemed	(11,878,785)	(101,419,868)	(4,403,368)	(38,375,146)

Net Increase (Decrease)	19,990,505	170,580,831	1,285,638	11,089,461

Class R3
Shares Sold	37,478	$314,812	11,098	$96,957
Shares Issued for Reinvested Dividends	2,869	23,881	1,962	17,013
Shares Redeemed	(3,280)	(27,650)	(13,226)	(116,271)

Net Increase (Decrease)	37,067	311,043	(166)	(2,301)

Class R4
Shares Sold	5,506	$46,037	19,854	$170,767
Shares Issued for Reinvested Dividends	1,621	13,396	1,208	10,484
Shares Redeemed	(49,613)	(403,004)	(37,662)	(334,254)

Net Increase (Decrease)	(42,486)	(343,571)	(16,600)	(153,003)

Class R5
Shares Sold	560,488	$4,780,070	661,326	$5,660,637
Shares Issued for Reinvested Dividends	30,744	256,415	8,691	74,292
Shares Redeemed	(161,396)	(1,361,870)	(303,920)	(2,607,692)

Net Increase (Decrease)	429,836	3,674,615	366,097	3,127,237

Class R6
Shares Sold	193,442	$1,648,990	17,036	$145,744
Shares Issued for Reinvested Dividends	4,905	41,455	299	2,553
Shares Redeemed	(22,482)	(193,024)	(738)	(6,332)

Net Increase (Decrease)	175,865	1,497,421	16,597	141,965

Class Y
Shares Sold	452,980	$3,846,433	371,387	$3,201,355
Shares Issued for Reinvested Dividends	25,600	212,429	9,857	84,815
Shares Redeemed	(218,812)	(1,852,341)	(154,888)	(1,328,017)

Net Increase (Decrease)	259,768	2,206,521	226,356	1,958,153

252

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Strategic Income Fund – (continued)
Class F
Shares Sold	3,607,554	$30,670,566	2,988,497	$26,027,895
Shares Issued for Reinvested Dividends	1,243,956	10,353,984	1,159,181	10,091,251
Shares Redeemed	(3,661,416)	(31,099,334)	(5,863,376)	(51,674,654)

Net Increase (Decrease)	1,190,094	9,925,216	(1,715,698)	(15,555,508)

Total Net Increase (Decrease)	24,990,167	$213,009,152	(738,577)	$(7,232,728)

Total Return Bond Fund
Class A
Shares Sold	19,025,222	$196,518,945	15,985,788	$162,568,841
Shares Issued for Reinvested Dividends	2,778,685	28,504,805	2,361,943	24,041,892
Shares Redeemed	(11,677,288)	(119,557,823)	(14,178,007)	(144,170,107)

Net Increase (Decrease)	10,126,619	105,465,927	4,169,724	42,440,626

Class C
Shares Sold	371,687	$3,785,829	548,880	$5,621,360
Shares Issued for Reinvested Dividends	58,484	608,239	98,706	1,007,541
Shares Redeemed	(977,330)	(10,103,139)	(3,223,607)	(32,529,059)

Net Increase (Decrease)	(547,159)	(5,709,071)	(2,576,021)	(25,900,158)

Class I
Shares Sold	7,866,091	$81,958,506	4,390,364	$44,828,120
Shares Issued for Reinvested Dividends	207,666	2,134,627	123,236	1,254,052
Shares Redeemed	(3,018,555)	(30,996,244)	(2,738,696)	(27,953,108)

Net Increase (Decrease)	5,055,202	53,096,889	1,774,904	18,129,064

Class R3
Shares Sold	45,632	$479,293	64,778	$672,644
Shares Issued for Reinvested Dividends	12,612	133,255	12,532	130,050
Shares Redeemed	(115,574)	(1,223,922)	(134,290)	(1,399,124)

Net Increase (Decrease)	(57,330)	(611,374)	(56,980)	(596,430)

Class R4
Shares Sold	267,881	$2,802,154	141,097	$1,466,537
Shares Issued for Reinvested Dividends	36,574	381,854	37,493	388,629
Shares Redeemed	(352,304)	(3,701,932)	(418,691)	(4,332,469)

Net Increase (Decrease)	(47,849)	(517,924)	(240,101)	(2,477,303)

Class R5
Shares Sold	53,597	$567,359	23,712	$243,174
Shares Issued for Reinvested Dividends	5,339	55,085	5,374	55,563
Shares Redeemed	(115,818)	(1,222,982)	(20,942)	(215,318)

Net Increase (Decrease)	(56,882)	(600,538)	8,144	83,419

Class R6
Shares Sold	3,703,333	$39,420,388	64,210	$653,454
Shares Issued for Reinvested Dividends	30,408	323,855	4,676	48,178
Shares Redeemed	(143,790)	(1,526,282)	(4,537)	(46,354)

Net Increase (Decrease)	3,589,951	38,217,961	64,349	655,278

Class Y
Shares Sold	5,602,467	$57,814,471	7,147,384	$73,995,846
Shares Issued for Reinvested Dividends	1,821,712	18,814,698	1,601,591	16,541,238
Shares Redeemed	(6,775,090)	(70,516,335)	(5,339,698)	(55,011,657)

Net Increase (Decrease)	649,089	6,112,834	3,409,277	35,525,427

Class F
Shares Sold	17,383,270	$178,690,231	17,436,905	$177,429,850
Shares Issued for Reinvested Dividends	2,026,031	20,609,541	3,650,927	37,149,565
Shares Redeemed	(34,857,787)	(348,062,055)	(42,189,713)	(422,170,404)

Net Increase (Decrease)	(15,448,486)	(148,762,283)	(21,101,881)	(207,590,989)

Total Net Increase (Decrease)	3,263,155	$46,692,421	(14,548,585)	$(139,731,066)

253

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
World Bond Fund
Class A
Shares Sold	17,509,270	$186,484,889	10,472,503	$110,597,978
Shares Issued for Reinvested Dividends	1,559,019	16,244,806	81,297	862,573
Shares Redeemed	(11,870,173)	(125,798,446)	(10,383,121)	(109,498,041)

Net Increase (Decrease)	7,198,116	76,931,249	170,679	1,962,510

Class C
Shares Sold	2,667,601	$27,699,556	884,430	$9,185,358
Shares Issued for Reinvested Dividends	272,028	2,769,499	5,736	59,718
Shares Redeemed	(2,751,558)	(28,652,862)	(3,210,495)	(33,307,122)

Net Increase (Decrease)	188,071	1,816,193	(2,320,329)	(24,062,046)

Class I
Shares Sold	109,021,517	$1,166,336,650	62,633,036	$666,413,386
Shares Issued for Reinvested Dividends	8,330,170	87,483,275	542,997	5,796,797
Shares Redeemed	(93,337,615)	(1,001,215,415)	(60,952,930)	(646,716,590)

Net Increase (Decrease)	24,014,072	252,604,510	2,223,103	25,493,593

Class R3
Shares Sold	94,716	$992,361	29,503	$309,510
Shares Issued for Reinvested Dividends	4,743	49,135	183	1,932
Shares Redeemed	(26,934)	(283,813)	(125,456)	(1,312,722)

Net Increase (Decrease)	72,525	757,683	(95,770)	(1,001,280)

Class R4
Shares Sold	950,496	$10,241,730	50,343	$534,416
Shares Issued for Reinvested Dividends	6,012	63,589	187	1,982
Shares Redeemed	(45,874)	(488,262)	(34,459)	(362,911)

Net Increase (Decrease)	910,634	9,817,057	16,071	173,487

Class R5
Shares Sold	496,165	$5,291,646	268,581	$2,866,895
Shares Issued for Reinvested Dividends	19,966	210,139	1,208	12,891
Shares Redeemed	(283,234)	(3,027,780)	(110,303)	(1,174,768)

Net Increase (Decrease)	232,897	2,474,005	159,486	1,705,018

Class R6
Shares Sold	1,340,006	$14,401,847	949,594	$10,178,893
Shares Issued for Reinvested Dividends	58,237	614,774	3,104	33,236
Shares Redeemed	(743,966)	(7,995,884)	(134,327)	(1,435,216)

Net Increase (Decrease)	654,277	7,020,737	818,371	8,776,913

Class Y
Shares Sold	27,191,768	$293,099,600	29,303,801	$312,314,058
Shares Issued for Reinvested Dividends	3,098,339	32,602,956	213,955	2,287,857
Shares Redeemed	(44,597,814)	(482,694,394)	(13,745,131)	(146,642,209)

Net Increase (Decrease)	(14,307,707)	(156,991,838)	15,772,625	167,959,706

Class F
Shares Sold	62,411,375	$669,170,519	47,812,854	$508,985,750
Shares Issued for Reinvested Dividends	7,698,936	81,054,043	535,469	5,718,502
Shares Redeemed	(29,639,426)	(318,087,074)	(19,488,075)	(207,422,808)

Net Increase (Decrease)	40,470,885	432,137,488	28,860,248	307,281,444

Total Net Increase (Decrease)	59,433,770	$626,567,084	45,604,484	$488,289,345

(1)	Inception date of Class Y shares was May 31, 2018.
(2)	Inception date of Class R6 shares was February 28, 2019.

13.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $370 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During and as of the year ended October 31, 2019, none of the Funds had borrowings under this facility.

254

Hartford Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2019

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

The FASB recently issued ASU 2017-08 (the “ASU” or “Update”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU is effective for public entities for fiscal years beginning after December 15, 2018, and will become effective for private entities one year later. Management is currently evaluating the implication, if any, of additional disclosure and its impact on the Funds’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, however, an entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. Management has elected to early adopt the provisions of ASU 2018-13 that eliminate disclosure requirements effective with the current reporting period. The impact of each Fund’s early adoption of these provisions was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. Management is currently evaluating the potential impact of adopting the additional provisions of ASU 2018-13.

16.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. The following subsequent events requiring financial statement disclosure have been identified.

Effective November 1, 2019, the management fee of HFMC set forth in the investment management agreement with respect to the Emerging Markets Local Debt Fund is as follows: 0.7500% of the first $500 million, 0.7000% of the next $500 million, and 0.6900% in excess of $1 billion annually of the Fund’s average daily net assets. In addition, effective November 1, 2019, HFMC has also contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses for the Emerging Markets Local Debt Fund as follows: 1.18% (Class A), 1.93% (Class C), 0.93% (Class I), 1.48% (Class R3), 1.18% (Class R4), 0.88% (Class R5), 0.88% (Class Y), and 0.83% (Class F). This contractual arrangement will remain in effect until February 28, 2021 unless the Board of Directors of the Company approves its earlier termination.

255

Report of Independent Registered Public Accounting Firm

To the Shareholders of

The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford Floating Rate High Income Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, Hartford Municipal Income Fund, The Hartford Municipal Opportunities Fund, Hartford Municipal Short Duration Fund, The Hartford Quality Bond Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, The Hartford Total Return Bond Fund, and The Hartford World Bond Fund and the Board of Directors of The Hartford Mutual Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford Floating Rate High Income Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, Hartford Municipal Income Fund, The Hartford Municipal Opportunities Fund, Hartford Municipal Short Duration Fund, The Hartford Quality Bond Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, The Hartford Total Return Bond Fund, and The Hartford World Bond Fund (collectively referred to as the “Funds”) (thirteen of the funds constituting The Hartford Mutual Funds, Inc. (the “Company”)), including the schedules of investments, as of October 31, 2019, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (thirteen of the funds constituting The Hartford Mutual Funds, Inc.) at October 31, 2019, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Hartford Mutual Funds, Inc.	Statement of operations	Statements of changes in net assets	Financial highlights

The Hartford Emerging Markets Local Debt Fund

The Hartford Floating Rate Fund

The Hartford Floating Rate High Income Fund

The Hartford High Yield Fund

The Hartford Inflation Plus Fund

The Hartford Municipal Opportunities Fund

The Hartford Quality Bond Fund

The Hartford Short Duration Fund

The Hartford Strategic Income Fund

The Hartford Total Return Bond Fund

Hartford World Bond Fund

	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the five years in the period ended October 31, 2019
Hartford Municipal Income Fund Hartford Municipal Short Duration Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the four years in the period ended October 31, 2019 and the period from May 29, 2015 (commencement of operations) through October 31, 2015.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hartford investment companies since 2002.

Philadelphia, Pennsylvania

December 30, 2019

256

Hartford Fixed Income Funds

Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2019. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Vistra Energy Corporation, formerly known as Dynegy, Inc. (an independent power company) since October 2012 and as a Director of Credit Suisse Holdings (USA), Inc. since January 2017.	82	Ms. Ackermann serves as a Director of Vistra Energy Corporation (October 2012 to present) and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	82	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

LYNN S. BIRDSONG (1946)	Director and Chair of the Board	Director since 2003; Chair of the Board since August 2019	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (since September 2014), Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (since 2016), and Aberdeen Alpha Fund (since December 2017). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	82	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014. Previously, she was a director of Forest City Realty Trust (a real estate company) from November 2014 to March 2018, a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014, and a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	82	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present).

DUANE E. HILL (1945)	Director	Since 2001	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	82	None

257

Hartford Fixed Income Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

PHILLIP O. PETERSON(4) (1944)	Director	Since 2002	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. From February 2007 to February 2018, Mr. Peterson served as a member of the Board of Trustees of the William Blair Funds. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	82	None

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, and previously was the Founding Director, Center for Financial Policy, in the Robert H. Smith School of Business at the University of Maryland. He was chair of the Finance Department Robert H. Smith School of Business at the University of Maryland from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	82	None

DAVID SUNG (1953)	Director	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is an Independent Director of seven investment funds, including two closed-end registered investment companies, sponsored by Ironwood Capital Management. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	82	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).

OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(5) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”), and Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Manager, Chairman of the Board, and President of Lattice Strategies LLC (since July 2016). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	82	None

258

Hartford Fixed Income Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004. Prior to joining The Hartford, Ms. Furlong worked at KPMG LLP in audit services.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

ALBERT Y. LEE (1979)	Vice President and Assistant Treasurer	Since 2017	Mr. Lee serves as Head of Systemic Strategies and ETF Operations and Senior Vice President of HFMG (since July 2016). Mr. Lee also serves as Senior Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lee served as Managing Director and Chief Operating Officer, Lattice Strategies LLC (2009-2016); Chief Operating Officer at Avicenna Capital Management (2007-2009); and Chief Financial Officer at Steeple Capital LP (2005-2007).	N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice Strategies LLC (2003 to 2016).	N/A	N/A

JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as Executive Vice President of HFD (since December 2013) and has served as President (from April 2018 to June 2019) and Chief Executive Officer (from April 2018 to June 2019) of HFD. He also serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC. Mr. Melcher also serves as Executive Vice President and Chief Compliance Officer of Lattice Strategies, LLC (since July 2016). Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

259

Hartford Fixed Income Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice Strategies LLC (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips is Deputy General Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)

Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.

(3)

The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, and Hartford Schroders Opportunistic Income Fund.

(4)	Effective December 5, 2019, Mr. Peterson is retiring from the Company.
(5)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

260

Hartford Fixed Income Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

261

Hartford Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.

The Hartford Emerging Markets Local Debt Fund

The Hartford Floating Rate Fund

The Hartford Floating Rate High Income Fund

The Hartford High Yield Fund

The Hartford Inflation Plus Fund

Hartford Municipal Income Fund

The Hartford Municipal Opportunities Fund

Hartford Municipal Short Duration Fund

The Hartford Quality Bond Fund

The Hartford Short Duration Fund

The Hartford Strategic Income Fund

The Hartford Total Return Bond Fund

The Hartford World Bond Fund

(each a “Fund” and collectively, the “Funds”)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2019, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF, on behalf of The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, Hartford Municipal Income Fund, Hartford Municipal Short Duration Fund, The Hartford Quality Bond Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, The Hartford Total Return Bond Fund, and The Hartford World Bond Fund, and The Hartford Mutual Funds II, Inc. (“HMF II”), on behalf of its series (the “Management Agreement”); (ii) the continuation of a separate investment management agreement by and between HFMC and HMF, on behalf of The Hartford Floating Rate High Income Fund and The Hartford Municipal Opportunities Fund (the “2013 Investment Management Agreement” and collectively with the Management Agreement, the “Management Agreements”); and (iii) the continuation of an investment sub-advisory agreement (the “Sub-Advisory Agreement” and collectively with the Management Agreement, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”), with respect to each Fund.

In the months preceding the August 6-7, 2019 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 18, 2019 and August 6-7, 2019. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 18, 2019 and August 6-7, 2019 concerning the Agreements.

The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, transfer agency and other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s management fees, transfer agency and other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreements.

In determining whether to continue the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel throughout the evaluation process. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.

262

Hartford Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford Funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ portfolio managers. The Board recognized that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the securities lending program and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford Funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, its investment philosophy and process, its investment research capabilities and resources, its performance record, its trade execution capabilities and its experience. The Board considered the quality and experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-adviser’s succession planning to ensure continuity of portfolio management services provided to the Funds.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford Funds, and the ability to combine holdings in a Fund with holdings in other Hartford Funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford Funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

263

Hartford Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the continuation of the approval of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group (if available), various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance and commentary of the effect of current and recent market conditions. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreements, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with the Funds were not excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 18, 2019 and August 6-7, 2019 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge, in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s fees and total operating expenses.

The Board received information regarding fees charged by HFMC to other Hartford Funds that are exchange-traded funds (“ETFs”) with investment strategies similar to those of The Hartford Municipal Opportunities Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The Board reviewed information about structural, operational and other differences between the ETFs and the Funds, including differences in the marketplace in which each type of product must compete. The Board also received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Funds and the services it provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.

264

Hartford Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing the Funds to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds have grown over time, including through lower operating expenses. The Board also noted that, for each of The Hartford Quality Bond Fund, The Hartford Emerging Markets Local Debt Fund, Hartford Municipal Income Fund, and Hartford Municipal Short Duration Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF, on behalf of its Funds, HMF II, on behalf of its series, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HASCO indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.

Fund-by-Fund Factors

For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its benchmark reflects the net performance of the Fund’s Class I shares as of March 31, 2019.

The Hartford Emerging Markets Local Debt Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 3-year periods and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 5th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. In considering the Fund’s expenses, the Board noted the

265

Hartford Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

shareholder savings expected to result from a reduction in the Fund’s contractual investment management fee, which will be implemented on November 1, 2019. The Board also noted that effective November 1, 2019, the contractual expense cap for Class A shares of the Fund will be lowered to 1.18% through February 28, 2021.

The Hartford Floating Rate Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.00% and a contractual transfer agency fee expense cap for Class Y of 0.08% through February 29, 2020.

The Hartford Floating Rate High Income Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 5-year periods and the 1st quintile for the 3-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 5-year periods and above its benchmark for the 3-year period. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee, actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.05% through February 29, 2020.

The Hartford High Yield Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee, actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.05% through February 29, 2020.

The Hartford Inflation Plus Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.85% through February 29, 2020.

Hartford Municipal Income Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 3-year periods.

•

The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.69%, and that HFMC had reimbursed the Fund for certain expenses.

The Hartford Municipal Opportunities Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 1st quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.69% through February 29, 2020, and that HFMC had reimbursed the Fund for certain expenses.

266

Hartford Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Municipal Short Duration Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 3-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 3-year periods.

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 1st quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.69% through February 29, 2020, and that HFMC had reimbursed the Fund for certain expenses.

The Hartford Quality Bond Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1- and 3-year periods and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.85% through February 29, 2020.

The Hartford Short Duration Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a reduction to the contractual investment management fee implemented November 1, 2018. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.81% through February 29, 2020.

The Hartford Strategic Income Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.95% through February 29, 2020.

The Hartford Total Return Bond Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 1st quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 5-year periods and above its benchmark for the 3-year period.

•

The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction implemented in 2018. The Board noted that Class F shares of the Fund have a contractual expense cap of 0.34% through February 29, 2020.

The Hartford World Bond Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group, while its actual management fee was in the 5th quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.07% through February 29, 2020.

* * * *

267

Hartford Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

268

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and its Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data; and

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Law Department, Privacy Law, One Hartford Plaza, Hartford, CT 06155, or at CorporatePrivacyOffice@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2019), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life, Ltd.; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HIMCO Distribution Services Company; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Renato Acquisition Co.; Sentinel Insurance Company, Ltd; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.

Revised March 2019

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced herein are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with the Funds’ sub-adviser.

MFAR-FI19    12/19    214084    Printed in U.S.A.

HARTFORDFUNDS

Our benchmark is the investor.®

Hartford Multi-Strategy Funds

Annual Report

October 31, 2019

[1] Formerly, Hartford Multi-Asset Income Fund
[2] Formerly, The Hartford Balanced Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds' website (www.hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-888-843-7824. Your election to receive reports in paper will apply to all Hartford Funds held in your account if you invest through your financial intermediary or directly with a Fund.

If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds. The following is the Funds’ Annual Report covering the fiscal period from November 1, 2018 to October 31, 2019.

Market Review

During the 12 months ended October 31, 2019, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.33% despite volatility throughout the period.

Political uncertainty has been a core driver of this increased market volatility. Escalating trade tensions between the U.S. and China, continued debate over how the UK will handle its departure from the European Union, and the September announcement of an impeachment inquiry against President Trump all contributed to choppy market conditions.

However, July 1, 2019 marked a significant milestone: the U.S. entered the longest period of economic expansion on record, according to The National Bureau of Economic Research. Strong consumer spending in the U.S. has continued to buoy the domestic economy, helped by an unemployment rate that stayed at or below 4% throughout the 12 month period ended October 31, 2019.

Nevertheless, signs of a slowing global economy prompted central banks around the world to shift to more accommodating monetary policy. The U.S. Federal Reserve cut interest rates three times in 2019 to bring down the federal funds rate target down to a range of 1.50 – 1.75% as of October 31, 2019, while the European Central Bank, which already had established negative interest rates, further cut its rate to -0.50% as of September 18, 2019.

Politics, both at home and abroad, are likely to continue to play a key role in market movements this year. For this reason, we encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

Hartford Multi-Strategy Funds

The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s investment manager or sub-adviser, as applicable, and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

The Hartford Balanced Income Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 7/31/2006 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income with growth of capital as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	13.88%	6.44%	8.89%
Class A2	7.62%	5.25%	8.28%
Class C1	13.08%	5.66%	8.08%
Class C2	12.08%	5.66%	8.08%
Class I1	14.24%	6.72%	9.16%
Class R3[1]	13.54%	6.09%	8.60%
Class R4[1]	13.88%	6.42%	8.91%
Class R5[1]	14.14%	6.70%	9.17%
Class R6[1]	14.24%	6.80%	9.30%
Class Y1	14.16%	6.77%	9.29%
Class F1	14.24%	6.77%	9.18%
45% Russell 1000 Value Index/ 44% Bloomberg Barclays Corporate Index/ 5.5% JP Morgan Emerging Markets Bond Index Plus/ 5.5% Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index[3]	13.29%	6.15%	8.76%
Russell 1000 Value Index	11.21%	7.61%	11.96%
Bloomberg Barclays Corporate Index	15.37%	4.64%	5.55%
JP Morgan Emerging Markets Bond Index Plus	10.98%	3.96%	5.92%
Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index	8.38%	5.19%	7.76%

[1]	Without sales charge
[2]	With sales charge
[3]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Classes R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 2/26/10 through 2/27/17 and Class A shares (excluding sales charges) prior to 2/26/10.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Balanced Income Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Operating Expenses*

	Gross	Net
Class A	0.90%	0.90%
Class C	1.65%	1.65%
Class I	0.65%	0.65%
Class R3	1.28%	1.28%
Class R4	0.98%	0.98%
Class R5	0.68%	0.68%
Class R6	0.58%	0.58%
Class Y	0.68%	0.67%
Class F	0.57%	0.57%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

Portfolio Managers

Scott I. St. John, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Ian R. Link, CFA*

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Adam H. Illfelder, CFA

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew Hand, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

* Effective December 31, 2019, Ian R. Link, CFA will no longer serve as a portfolio manager for The Hartford Balanced Income Fund.

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Balanced Income Fund returned 13.88%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming the Fund’s custom benchmark (45% Russell 1000 Value Index, 44% Bloomberg Barclays Corporate Index, 5.5% Bloomberg Barclays U.S. High Yield 2% Capped Index, and 5.5% JP Morgan Emerging Markets Bond Index Plus) which returned 13.29% for the same period. For the period, the Russell 1000 Value Index returned 11.21%, the Bloomberg Barclays Corporate Index returned 15.37%, the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index returned 8.38%, and the JP Morgan Emerging Markets Bond Index Plus returned 10.98%. For the same period, the Class A shares of the Fund outperformed the 10.11% average return of the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that hold between 40-60% in equity securities and the remainder in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of moderating growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December 2018. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by an accommodative shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter 2018 earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By June 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union (EU) unsettled markets and raised concerns about the potential risks to U.S.

3

The Hartford Balanced Income Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues. Expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies has eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September 2019 by a combined 0.50% in efforts to sustain economic expansion and mitigate the risks of moderating growth and trade frictions. In the final month of the period, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. U.S. and China made progress towards finalizing sections of a “phase one” trade agreement.

Over the period, global fixed income markets were influenced by uncertainty around global growth, central bank monetary policy expectations, and the outcome of proposed U.S. tariffs potentially impacting most of its global trade partners. Global sovereign debt yields declined across most markets following the injection of monetary stimulus by the Fed and European Central Bank (ECB). Geopolitical uncertainty remained elevated over the period amid an elusive U.S./China trade agreement, the ongoing saga surrounding the United Kingdom’s (U.K.’s) exit from the (EU), also known as “Brexit,” and inquiries into potential U.S. presidential impeachment proceedings. Despite these concerns, corporate bond spreads tightened over optimism that monetary accommodation could offset the drag on global growth from restrictive trade policies.

Global monetary policies continued along a more accommodative path, in the aggregate. In addition to rate cuts, the Fed also conducted short-term operations to alleviate funding pressures. The ECB launched a package of stimulus measures, including a rate cut, initiated a resumption of asset purchases to continue “as long as necessary,” and introduced tiered deposit rates to exempt banks from negative interest rates. The Bank of Japan indicated that it may provide additional easing at its October 2019 meeting (but later kept monetary policy steady when the meeting occurred), while a noted Bank of England policymaker who is typically concerned about the threat of inflation acknowledged that monetary easing may be necessary to counter Brexit uncertainty. The Central Bank of Norway, an outlier among major central banks this year, increased rates three times but trimmed the projected path for interest rate increases, citing global uncertainties.

At the end of the period, third quarter 2019 gross domestic product (GDP) growth in the U.S. slowed to a 2.1% annualized rate and consumer confidence weakened as a result of economic uncertainty from tariffs. However, payroll growth remained firm and housing activity rebounded in response to lower mortgage rates. Eurozone manufacturing Purchasing Managers’ Index (PMI) fell further into contractionary territory, owing to softer output, new orders, and sentiment; services PMI also declined but remained at an expansionary level. Japanese GDP growth eased to a 1.3% annualized rate in the second quarter of 2019, and inflation readings remained stubbornly below 1% year-over-year. Chinese industrial production and exports continued to experience adverse impacts from the ongoing trade war with the U.S.; official manufacturing PMI ticked higher but remained in contractionary territory. U.K. economy moved closer to recession as GDP contracted in the second quarter of 2019; industrial production, housing prices, and employment growth also trended lower.

Absolute returns in global sovereign debt were generally positive during the twelve-month period as accommodative central banks and weakening global growth supported lower yields. On an excess return basis (returns over U.S. Treasuries), most credit risk sectors posted positive returns over the twelve-month period. Investment-grade corporate bonds benefited from credit spread tightening. High yield generated positive absolute and excess returns as coupon income offset spread widening during the period. Securitized sectors generally generated moderate positive excess returns with mortgage-backed pass-through securities being an exception during the period.

At the overall Fund level, the fixed income allocation, driven by security selection within investment-grade credit, contributed positively to relative performance as did the Fund’s allocation to equities. Within the equity portion of the Fund, security selection was the primary driver of outperformance versus the Fund’s custom benchmark. In particular, selection in the Energy and Financials sectors contributed positively to relative returns, while the Materials and Consumer Staples sectors detracted from relative performance during the period. Sector allocation, a result of our bottom-up stock selection process, weighed on relative results during the period primarily due to an underweight to the Real Estate sector. This was partially offset by an overweight to the Utilities sector.

Among the top contributors to relative returns in the equity portion of the Fund during the period were KLA (Information Technology), Analog Devices (Information Technology), and Lockheed Martin (Industrials). KLA is a leading supplier of process control and yield management equipment for the semiconductor industry. The company boasts 20-30% free cash flow margins, a strong balance sheet, and a 3.2% dividend yield. Shares jumped in the third quarter of 2019, which was a result of strong quarterly results and guidance that was above expectations due to increased development spending by foundry and logic customers. Analog Devices is a U.S.-based company that designs, manufactures, and markets semiconductor equipment and technology. Shares rose during the period as the company posted earnings that beat estimates in each of the last four quarters. Shares of Lockheed Martin, an aerospace and defense company, appreciated in the third quarter of 2019 on strong quarterly results and a bid for the defense sector in the market.

Among the top detractors from relative performance in the equity portion of the Fund during the period were Suncor Energy (Energy), Cisco Systems (Information Technology), and not holding AT&T (Communication Services), a constituent of the Russell 1000 Value Index. Suncor Energy is a Canadian company primarily focused on developing petroleum resource basins. Shares have traded lower over the trailing twelve months and the company reported third-quarter 2019 earnings that missed estimates. Integrated companies, like Suncor, were weighed down by the government’s mandatory oil production cuts, which sharply reduced the price discount on Canadian versus U.S. oil. Cisco Systems is engaged in designing and selling a range of technologies across networking, security, collaboration, applications, and cloud computing. Recently, the stock’s price fell on declining order growth and weakness in the enterprise business. These issues contributed to a worse-than-expected outlook for the third quarter of 2019. We have maintained the Fund’s position as of the end of the period and feel much

4

The Hartford Balanced Income Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

of the issues are macro related and that the capital return and valuation at these levels are attractive. AT&T is a U.S.-based provider of telecommunication, media, and technology services. The stock’s price rose over the period, and performance was boosted by third-quarter 2019 earnings that beat consensus estimates.

The fixed income portion of the Fund outperformed the fixed-income portion of the Fund’s blended benchmark for the period due primarily to strong security selection within investment-grade credit. An overweight to and security selection within emerging-market debt and an underweight to and security selection within high-yield credit also contributed positively to outperformance relative to the fixed-income portion of the Fund’s blended benchmark. This was partially offset by negative effects from the Fund’s duration and yield curve positioning.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

As of the end of the period, ongoing strength in the labor market and solid consumer spending has underscored the resilience of the U.S. economy. The unemployment rate ended the period at a historically low 3.7%, while annual wage growth exceeded 3%. Job growth was solid, but eased across a broad range of industries in September as employers contended with trade uncertainty, a shortage of skilled workers, and rising wages. Despite macroeconomic uncertainty and the related decline in consumer confidence, low mortgage rates and a solid labor market drove an improvement in the housing market during the period. Slower global growth, heightened political uncertainty, and increased concern in the oil market following the attack on Saudi oil infrastructure have combined to increase risk in global markets. We believe we are in the latter stages of the cycle, thus, we have positioned the Fund’s portfolio more defensively as of the end of the period. We have been focusing on companies that are attractively valued in multiple economic scenarios. While we do not expect a recession in the near term, we are mindful of broader macro and political risks and want to be positioned defensively ahead of any potentially negative developments. On the equity side, the Healthcare and Consumer Staples sectors represented the Fund’s largest sector overweights relative to the custom benchmark at the end of the period, while the Real Estate and Financials sectors were the Fund’s largest underweight allocations.

On the fixed income side, we maintained a moderately pro-cyclical risk posture. The Fund ended the period with an allocation to the securitized sector (including mortgage-backed securities), which is outside the Fund’s custom benchmark, and a slight underweight to investment-grade credit, from a contribution to spread duration perspective.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding the Fund’s mix of equities and fixed income. At the end of the period, the Fund was positioned in line with its custom benchmark from an equity/fixed income weighting perspective.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market.

Composition by Security Type(1)

as of October 31, 2019

Category	Percentage of Net Assets
Equity Securities
Common Stocks	43.7%
Escrows	0.0 *
Preferred Stocks	0.0 *

Total	43.7%

Fixed Income Securities
Convertible Bonds	0.0%*
Corporate Bonds	46.3
Foreign Government Obligations	3.4
Municipal Bonds	0.4
Senior Floating Rate Interests	0.2
U.S. Government Agencies(2)	0.1
U.S. Government Securities	1.4

Total	51.8%

Short-Term Investments	4.1
Other Assets & Liabilities	0.4

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage backed securities as of October 31, 2019.

5

Hartford AARP Balanced Retirement Fund (formerly, Hartford Multi-Asset Income Fund)

Fund Overview

October 31, 2019 (Unaudited)

Inception 4/30/2014 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term total return while seeking to mitigate downside risk.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Year	Since Inception[1]
Class A2	7.95%	3.70%	3.51%
Class A3	3.10%	2.75%	2.65%
Class C2	7.14%	2.98%	2.78%
Class C3	6.14%	2.98%	2.78%
Class I2	8.16%	3.91%	3.72%
Class R3[2]	8.24%	3.60%	3.38%
Class R4[2]	8.35%	3.77%	3.56%
Class R5[2]	8.28%	3.87%	3.67%
Class Y2	8.21%	3.95%	3.76%
Class F2	8.27%	3.94%	3.75%
Class R6[2]	8.27%	3.96%	3.77%
Fund’s Current Benchmark
30% MSCI All Country World (ACWI) Index (Net)/ 70% Bloomberg Barclays U.S. Aggregate Bond Index[4]	12.15%	4.54%	4.56%
MSCI All Country World (ACWI) Index (Net)	12.59%	7.08%	6.86%
Bloomberg Barclays U.S Aggregate Bond Index	11.51%	3.24%	3.37%
Fund’s Prior Benchmark
55% Bloomberg Barclays U.S. Aggregate Bond Index/ 45% S&P 500 Index[4]	13.23%	6.78%	7.08%
S&P 500 Index	14.33%	10.78%	11.33%

[1]	Inception: 04/30/2014
[2]	Without sales charge
[3]	With sales charge
[4]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced operations on 2/28/19. Performance prior to that date is that of the Fund’s Class Y shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information prior to July 10, 2019 includes the Fund’s performance when the Fund pursued a different investment objective and principal investment strategy.

Effective July 10, 2019, the Fund changed its benchmarks to MSCI All Country World (ACWI) Index (Net) and Bloomberg Barclays U.S. Aggregate Bond Index, and changed its blended benchmark to 30% MSCI All Country World (ACWI) Index (Net) and 70% Bloomberg Barclays U.S. Aggregate Bond Index. Prior to July 10, 2019, the Fund’s former blended benchmark was 55% Bloomberg Barclays U.S. Aggregate Bond Index and 45% S&P 500 Index. The Fund changed its benchmarks because Hartford Funds Management Company, LLC, the investment manager, believes that the new benchmarks better reflect the Fund’s investment strategy.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

6

Hartford AARP Balanced Retirement Fund (formerly, Hartford Multi-Asset Income Fund)

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Operating Expenses*

	Gross	Net
Class A	1.02%	0.96%
Class C	1.80%	1.71%
Class I	0.80%	0.66%
Class R3	1.43%	1.18%
Class R4	1.13%	0.88%
Class R5	0.83%	0.55%
Class R6	0.71%	0.45%
Class Y	0.82%	0.55%
Class F	0.71%	0.45%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/28/21 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses and are based on estimated amounts. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

Portfolio Manager

Chris Goolgasian, CFA, CPA, CAIA

Managing Director and Multi-Asset Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford AARP Balanced Retirement Fund returned 7.95%, before sales charge, for the twelve-month period ended October 31, 2019, underperforming its current custom benchmark (70% Bloomberg Barclays U.S. Aggregate Bond Index, 30% MSCI All Country World (ACWI) Index) which returned 12.15% for the same period, as well as its former custom benchmark (55% Bloomberg Barclays U.S. Aggregate Bond Index, 45% S&P 500 Index), which returned 13.23% for the same period. Individually, the Bloomberg Barclays U.S. Aggregate Bond Index, MSCI All Country World (ACWI) Index, and S&P 500 Index returned 11.51%, 12.59%, and 14.33%, respectively, for the same period. For the same period, the Class A shares of the Fund outperformed the 7.72% average return of the Lipper Flexible Portfolio Funds peer group, a group of funds that allocate investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.

Why did the Fund perform this way?

For the twelve-month period ended October 31, 2019, global equities rose more than 13% as measured by the MSCI ACWI Index (Gross); however, volatility returned to the market with some significant equity drawdowns. Macro uncertainties weighed on markets throughout the period. Global equities tumbled towards the end of 2018 as investors grew increasingly weary of slowing global growth. China’s economy grew at the weakest pace in a decade, and economic growth in the Eurozone moderated. Markets rebounded in the first half of 2019, fueled by developments pertaining to trade negotiations between the United States (U.S.) and China and by accommodative rhetoric and policy actions from the major central banks.

On the monetary front, the U.S. Federal Reserve (Fed) cut interest rates in July and September 2019 in an effort to extend the U.S. economic expansion amid a slowdown in growth and trade uncertainty. The European Central Bank (ECB) unveiled a sweeping, long-term economic stimulus package to bolster the Eurozone economy against slowing growth and trade frictions, including an open-ended asset purchase program and more favorable bank lending conditions.

More recently, markets in October 2019 benefited from easing geopolitical tension. U.S. President Donald Trump cancelled a tariff increase on China scheduled for October 2019, and progress towards a “phase one” trade agreement with China has been made. The risk of having the United Kingdom (U.K.) exit from the European Union (EU), also known as “Brexit,” without a deal declined significantly after a draft deal was agreed upon by the U.K. and the EU. Global central banks reiterated their accommodative policy stances, and the Fed cut interest rates for the third time during 2019, signaling that it intends to pause the current easing cycle.

It is important to note that the Fund changed its name, benchmarks, investment objective, portfolio manager, and principal investment strategy effective July 10, 2019. Prior to the restructuring, the Fund had an objective to seek to provide a high level of current income consistent with growth of capital. On July 10, 2019, the Fund restructured and de-emphasized income generation and instead seeks long-term total return while seeking to mitigate downside risk. To implement the Fund’s new objective, we seek to manage the Fund towards a goal of supporting a 4% withdrawal rate after inflation in retirement without exhausting principal. This outcome-oriented goal results in us placing a greater emphasis on explicit drawdown mitigation and inflation protection, which can lead to short-term behavior that is considerably different when compared to the Fund’s benchmark and peer group.

At the overall Fund level, underperformance relative to the Fund’s custom benchmark was driven by style effects and stock selection within the equity allocation, as well as being overweight equity relative to the

7

Hartford AARP Balanced Retirement Fund (formerly, Hartford Multi-Asset Income Fund)

Fund Overview – (continued)

October 31, 2019 (Unaudited)

custom benchmark. The Fund’s allocations to low-volatility equities, energy, and natural resources were the primary detractors within equity, as those areas of the equity market underperformed the broader index during the period. The Fund’s allocation to Chinese equities added to relative performance and helped offset the Fund’s underperformance relative to its custom benchmark, as did our multi-asset hedging strategy and securities oriented towards upside capture.

Within fixed income, security selection was weak for the period, led by underperformance in multi-sector credit and U.S. core bonds. Another detractor from relative performance was the Fund’s allocation to short-duration U.S. investment-grade credit. On the other hand, the Fund’s allocation to longer-duration U.S. investment-grade credit was one of the largest contributors during the period, as was the Fund’s short exposure to energy-related fixed income. The Fund’s allocations to both equity and fixed income had positive returns on an absolute basis.

In a multi-asset approach like that of the Fund, we believe the use of derivatives allows greater flexibility to adjust the equity and fixed income weights while retaining a similar expected drawdown profile. Our use of equity puts in the Fund slightly detracted from performance relative to the Fund’s custom benchmark over the period.

What is the outlook as of the end of the period?

Looking forward through the end of 2019 and into 2020, we believe macro challenges will continue to weigh on markets. We view uncertainty from trade as dampening the impact of monetary policy, and believe domestic demand globally is starting to show signs of weakness. Due to the volatility of trade rhetoric, we anchor our views to market fundamentals rather than evolving trade developments.

Global economic growth is decelerating from above-trend levels, but we believe that near-term recession risk remains low. The economic outlook for the U.S. remains relatively healthy compared to global markets. Job growth and retail sales are strong, but both industrial and service sector confidence are moderating, and U.S. earnings growth is slowing as the effects of tax cuts fade. U.S. consumers, while facing trade-related risks and a potential spike in oil prices, are still supporting the economy. We have seen central banks take a more accommodative turn, which we believe is likely to continue as growth converges lower with the rest of the world while inflation remains muted. Monetary policy easing should provide support to the global economy, but it may struggle to satisfy the market’s aggressive expectations.

In Europe, economic growth is slowing as concerns remain over lower industrial confidence, global trade, and Brexit. Consumers in Europe are well supported by a strong labor market, but they are at risk given softening in manufacturing. In emerging markets, elevated geopolitical risks, a global growth slowdown, and the strong dollar continue to negatively impact developing economies.

We continue to see trade tensions hampering growth as we move into the next year, and the results of the “phase one” agreement currently in talks between the U.S. and China are nearly impossible to predict. Political uncertainty was also added to the mix as U.S. House Speaker Nancy Pelosi announced a formal impeachment inquiry against President Donald Trump.

At a high level, we continue to prefer equity over fixed income and cash given valuation and historically low yields in fixed income. We have positioned the Fund’s equity allocation to lean more into lower volatility strategies given their attractive risk/return tradeoffs and similarly prefer the valuation of equities related to the Energy sector over those in the Utilities sector. In fixed income, we continue to favor shorter duration and less exposure to inflation break-evens (a market-based measure of expected inflation).

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Loans can be difficult to value and less liquid than other types of debt instrument; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Investments in Equity Linked Notes (ELNs) are subject to interest, credit, management, counterparty, liquidity, and market risks, and as applicable, foreign security and currency risks. • Mortgage related- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Restricted securities may be more difficult to sell and price than other securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government.

Composition by Security Type(1)

as of October 31, 2019

Category	Percentage of Net Assets
Equity Securities
Affiliated Mutual Funds and Affiliated Exchange-Traded Funds	22.4%
Common Stocks	27.6
Exchange-Traded Funds	6.0
Preferred Stocks	0.0 *
Convertible Preferred Stocks	0.1
Warrants	0.0 *

Total	56.1%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	4.2%
Convertible Bonds	0.1
Corporate Bonds	6.8
Foreign Government Obligations	6.1
Municipal Bonds	0.1
Senior Floating Rate Interests	0.0 *
U.S. Government Agencies(2)	8.7
U.S. Government Securities	12.7

Total	38.7%

Short-Term Investments	13.3
Purchased Options	0.2
Other Assets & Liabilities	(8.3)

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage backed securities as of October 31, 2019.

8

The Hartford Checks and Balances Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 5/31/2007 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks long-term capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	13.95%	7.15%	9.13%
Class A2	7.68%	5.94%	8.52%
Class C1	13.06%	6.33%	8.31%
Class C2	12.06%	6.33%	8.31%
Class I1	14.36%	7.42%	9.41%
Class R3[1]	13.57%	6.76%	8.74%
Class R4[1]	13.92%	7.08%	9.08%
Class R5[1]	13.91%	7.35%	9.38%
Class F1	14.47%	7.48%	9.44%
33.4% Russell 3000 Index/ 33.3% S&P 500 Index/ 33.3% Bloomberg Barclays U.S. Aggregate Bond Index[3]	13.53%	8.26%	10.48%
Russell 3000 Index	13.49%	10.31%	13.62%
S&P 500 Index	14.33%	10.78%	13.70%
Bloomberg Barclays U.S. Aggregate Bond Index	11.51%	3.24%	3.73%

[1]	Without sales charge
[2]	With sales charge
[3]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Operating Expenses*

	Gross	Net
Class A	0.95%	0.95%
Class C	1.72%	1.72%
Class I	0.70%	0.70%
Class R3	1.33%	1.33%
Class R4	1.03%	1.03%
Class R5	0.73%	0.73%
Class F	0.61%	0.61%

*

Expenses as shown in the Fund’s most recent prospectus. Gross and Net expenses are the same. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

9

The Hartford Checks and Balances Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Vernon J. Meyer, CFA

Managing Director and Chief Investment Officer

Hartford Funds Management Company, LLC

Allison Z. Mortensen, CFA

Head of Multi-Asset Solutions and Vice President

Hartford Funds Management Company, LLC

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Checks and Balances Fund returned 13.95%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming the Fund’s custom benchmark, which is comprised of 33.4% Russell 3000 Index/ 33.3% S&P 500 Index/ 33.3% Bloomberg Barclays U.S. Aggregate Bond Index, which returned 13.53% for the same period. Individually, the Russell 3000 Index, the S&P 500 Index, and the Bloomberg Barclays U.S. Aggregate Bond Index, returned 13.49%, 14.33%, and 11.51%, respectively, for the same period. For the same period, Class A shares of the Fund outperformed the 10.36% average return of the Lipper Mixed-Asset Target Allocation Growth Funds category, a group of funds that hold between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

The past twelve months were marked by slowing global growth, as well as ongoing trade tensions and political uncertainty. The U.S. Federal Reserve (Fed) raised interest rates in December 2018 before adopting a more accommodative stance and cutting interest rates three times during 2019. The Fed’s decision to reverse course this year resulted in most fixed-income segments benefitting from a significant drop in interest rates. In September 2019, the European Central Bank (ECB) announced it would cut its interest rate for deposits to 0.05%, and would restart its bond-buying program, or quantitative easing, to help stimulate the sluggish European economy.

Domestic equity markets continued to perform well, outpacing international developed and emerging markets for the twelve-month period. However, uncertainty surrounding trade agreements with China, Mexico, Japan, and the European Union (EU) fueled market volatility and raised questions about risks to the U.S. economy in the form of increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. Elsewhere in the world, political turmoil continued with ongoing negotiations related to the United Kingdom’s (U.K.’s) exit from the EU (also known as “Brexit”) and a large number of mass protests around the world, including in Hong Kong, Chile, Lebanon, and Iraq, among others.

During the period, the Fund allocated its assets as follows: (1) one-third to The Hartford Capital Appreciation Fund, (2) one-third to The Hartford Dividend and Growth Fund, and (3) one-third to The Hartford Total Return Bond Fund and Hartford Total Return Bond ETF (collectively, the “Total Return Bond strategy”). Effective July 21, 2018, the Fund started transitioning its entire holding in The Hartford Total Return Bond Fund to Hartford Total Return Bond ETF. The transition was complete by the end of 2018.

During the period, the Fund’s performance relative to the custom benchmark benefited most from the performance of The Hartford Capital Appreciation Fund. The return of Total Return Bond strategy detracted most from performance relative to the custom benchmark.

The Hartford Capital Appreciation Fund outperformed the Russell 3000 Index primarily due to strong stock selection within the Healthcare, Consumer Discretionary, and Information Technology sectors. Conversely, weak selection within the Industrials, Communication Services, and Energy sectors detracted from returns relative to the Russell 3000 Index during the period. Sector allocation, a result of bottom-up stock selection, was positive during the period primarily due to the fund’s underweight to Energy. An underweight to the Information Technology sector, as well as an overweight to the Healthcare sector, detracted from the fund’s performance relative to the Russell 3000 Index.

The Hartford Dividend and Growth Fund underperformed one of its benchmarks, the S&P 500 Index, while outperforming its other benchmark, the Russell 1000 Value Index, during the period. Security selection contributed positively to performance of the fund relative to the S&P 500 Index over the period. Stock selection effects were strongest within the Financials, Energy, Industrials, and Healthcare sectors. This was partially offset by weaker selection within the Real Estate, Utilities, and Information Technology sectors. Sector allocation, a result of the bottom-up stock selection process, detracted from the fund’s performance relative to the S&P 500 Index over the period. An overweight to the Energy sector and an underweight to the Information Technology sector detracted the most from the fund’s returns relative to the S&P 500 Index. This was slightly offset by an overweight to the Utilities sector, which contributed positively to the fund’s performance relative to the S&P 500 Index.

Each of the Hartford Total Return Bond ETF and The Hartford Total Return Bond Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index during the period. References to “fund” in this section refer to the Hartford Total Return Bond ETF and The Hartford Total Return Bond Fund, as applicable. Positive contributors to the fund’s performance were positioning within credit sectors and an allocation to structured finance sectors, including: collateralized loan obligations (CLOs), non-agency residential mortgage backed securities (particularly those issued after the global financial crisis), and commercial mortgage-backed securities (CMBS). Agency MBS pass-throughs also contributed positively to the fund’s performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index as interest rate volatility subsided by the end of the period. Credit sectors rallied in the first half of the period. Security selection within investment-grade credit, particularly within the Industrials sector, contributed the most to the

10

The Hartford Checks and Balances Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

fund’s relative performance within corporate credit. An allocation to high yield, including those in the European Financials sector (such as contingent convertibles, or CoCos), also contributed positively to the fund’s results relative to the Bloomberg Barclays U.S. Aggregate Bond Index as higher-yielding sectors outperformed against the backdrop of stable corporate fundamentals, supportive central bank policy, and continued demand for yield-producing assets. An allocation to bank loans had a negligible impact on relative performance. The fund’s allocation to select emerging-markets debt contributed modestly to relative performance during the period. The fund’s allocation to Treasury inflation-protected securities (TIPS) detracted from relative performance as TIPS underperformed duration-equivalent nominal US Treasuries.

Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.

What is the outlook as of the end of the period?

As of the end of the period, we continue to see slower global growth, unresolved trade tensions, and ongoing political uncertainty stemming from Brexit and U.S. presidential impeachment proceedings (among others). Markets may become more volatile as we head into a U.S. presidential election year. That said, we expect that lower inflation will persist, despite the accommodative central bank environment. Further, we believe that the market cycle should extend into late 2020 considering low unemployment, steady wage growth, and the continued strength of the U.S. consumer, which contributes around 70% of U.S. gross domestic product (GDP).

As of the end of the period, the 10-year Treasury yield is near the lows it experienced in 2016. After nine rate increases in 0.25% increments from late 2015 to late 2018, the Fed has now cut interest rates three times. Through all of this, the U.S. dollar has continued to strengthen against the major currencies and China has allowed its currency to weaken.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Since the Fund is not actively managed, it may underperform actively managed funds during certain markets. • The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds in direct proportion to the amount of assets it invests in each underlying fund. The underlying funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign and emerging-markets securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage related- and asset-backed securities, and derivatives.

Asset Allocation(1)

as of October 31, 2019 (Unaudited)

Fund Type	Percentage of Net Assets
Domestic Equity Funds	66.2%
Taxable Fixed Income Funds	33.5
Short-Term Investments	0.2
Other Assets & Liabilities	0.1

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

11

The Hartford Conservative Allocation Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 5/28/2004 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks current income and long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	9.28%	3.16%	4.35%
Class A2	3.27%	2.00%	3.76%
Class C1	8.41%	2.36%	3.56%
Class C2	7.41%	2.36%	3.56%
Class I1	9.49%	3.42%	4.62%
Class R3[1]	8.89%	2.86%	4.02%
Class R4[1]	9.22%	3.18%	4.34%
Class R5[1]	9.56%	3.48%	4.65%
Class F1	9.62%	3.47%	4.65%
65% Bloomberg Barclays U.S. Aggregate Bond Index/ 25% Russell 3000 Index/ 10% MSCI All Country World (ACWI) ex USA Index (Net)[3]	12.38%	5.23%	6.50%
Bloomberg Barclays U.S. Aggregate Bond Index	11.51%	3.24%	3.73%
Russell 3000 Index	13.49%	10.31%	13.62%
MSCI All Country World (ACWI) ex USA Index (Net)	11.27%	3.82%	4.94%

[1]	Without sales charge
[2]	With sales charge
[3]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-advisers, Hartford Investment Management Company and Wellington Management Company LLP (“Wellington Management”). For the period 6/4/12 through 11/30/15, Wellington Management served as the sub-adviser to the Fund, using a modified investment strategy. Prior to 6/4/12, Hartford Investment Management Company served as the sub-adviser to the Fund, using a modified investment strategy.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

12

The Hartford Conservative Allocation Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Operating Expenses*

	Gross	Net
Class A	1.18%	1.18%
Class C	1.94%	1.94%
Class I	0.95%	0.94%
Class R3	1.53%	1.44%
Class R4	1.23%	1.14%
Class R5	0.93%	0.84%
Class F	0.81%	0.81%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

Portfolio Managers

Vernon J. Meyer, CFA

Managing Director and Chief Investment Officer

Hartford Funds Management Company, LLC

Allison Z. Mortensen, CFA

Head of Multi-Asset Solutions and Vice President

Hartford Funds Management Company, LLC

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Conservative Allocation Fund returned 9.28%, before sales charge, for the twelve-month period ended October 31, 2019, underperforming the Fund’s custom benchmark, which is comprised of 65% Bloomberg Barclays U.S. Aggregate Bond Index/ 25% Russell 3000 Index/ 10% MSCI All Country World (ACWI) ex USA Index (Net), which returned 12.38% for the same period. Individually, the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex USA Index (Net) returned 11.51%, 13.49%, and 11.27%, respectively, for the same period. For the same period, Class A shares of the Fund performed in line with the average return of the Lipper Mixed-Asset Target Allocation Conservative Funds category, a group of funds with equity weights of 20%-40%, which returned 9.25%.

Why did the Fund perform this way?

The past twelve months were marked by slowing global growth, as well as ongoing trade tensions and political uncertainty. The U.S. Federal Reserve (Fed) raised interest rates in December 2018 before adopting a more accommodative stance and cutting interest rates three times during 2019. The Fed’s decision to reverse course this year resulted in most fixed-income segments benefitting from a significant drop in interest rates. In September 2019, the European Central Bank (ECB) announced it would cut its interest rate for deposits to 0.05%, and would restart its bond-buying program, or quantitative easing, to help stimulate the sluggish European economy.

Domestic equity markets continued to perform well, outpacing international developed and emerging markets for the twelve-month period. However, uncertainty surrounding trade agreements with China,

Mexico, Japan, and the European Union (EU) fueled market volatility and raised questions about risks to the U.S. economy in the form of increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. Elsewhere in the world, political turmoil continued with ongoing negotiations related to the United Kingdom’s (U.K.’s) exit from the EU (also known as “Brexit”) and a large number of mass protests around the world, including in Hong Kong, Chile, Lebanon, and Iraq, among others.

The main driver of the Fund’s underperformance relative to the custom benchmark over the twelve-month period ended October 31, 2019 was the Fund’s underweight to longer-duration fixed income, as interest rates generally fell during the period, and exposure to small-cap and value-oriented U.S. equities. For the period, small-cap and value-oriented equities underperformed the broader global equity market, as measured by the MSCI All Country World Index. Exposure to real assets also detracted from relative performance, as this asset class also underperformed the broader market indices for the period.

The underperformance of the underlying funds relative to their individual benchmarks was another driver of the Fund’s underperformance relative to its custom benchmark. In particular, the performance of The Hartford World Bond Fund, The Hartford Quality Bond Fund and the Hartford Schroders Emerging Markets Multi-Sector Bond Fund had significant negative effects on the Fund’s performance relative to the custom benchmark. Partially offsetting this effect was the performance of the Hartford Core Equity Fund and The Hartford Equity Income Fund, which had positive effects on the Fund’s performance relative to the custom benchmark.

13

The Hartford Conservative Allocation Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Asset allocation effects were neutral over the twelve-month period ended October 31, 2019.

Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.

What is the outlook as of the end of the period?

As of the end of the period, we continue to see slower global growth, unresolved trade tensions, and ongoing political uncertainty stemming from Brexit and U.S. presidential impeachment proceedings (among others). Markets may become more volatile as we head into a U.S. presidential election year. That said, we expect that lower inflation will persist, despite the accommodative central bank environment. Further, we believe that the market cycle should extend into late 2020 considering low unemployment, steady wage growth, and the continued strength of the U.S. consumer, which contributes around 70% of U.S. gross domestic product (GDP).

As of the end of the period, the 10-year Treasury yield is near the lows it experienced in 2016. After nine rate increases in 0.25% increments from late 2015 to late 2018, the Fed has now cut interest rates three times. Through all of this, the U.S. dollar has continued to strengthen against the major currencies and China has allowed its currency to weaken. As of the end of the period, we have maintained the Fund’s modest overweight to U.S. equities, with a focus on quality within the asset class. Within the fixed income portion of the Fund, as of the end of the period, we maintained a shorter duration posture in the Fund, as we do not believe longer-term interest rates sufficiently compensate for the increased volatility risk. We believe that the fixed income portion of the Fund is diversified in terms of geographic and credit exposures.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds, in direct proportion to the amount of assets it invests in each underlying fund. The underlying funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign and emerging-markets securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage related- and asset-backed securities, and derivatives.

Asset Allocation(1)

as of October 31, 2019 (Unaudited)

Fund Type	Percentage of Net Assets
Domestic Equity Funds	27.1%
International/Global Equity Funds	8.2
Multi-Strategy Funds	2.0
Taxable Fixed Income Funds	62.5
Short-Term Investments	0.2
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

14

The Hartford Global Real Asset Fund (consolidated)

Fund Overview

October 31, 2019 (Unaudited)

Inception 5/28/2010 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	Since Inception[1]
Class A2	0.27%	-0.85%	-0.30%
Class A3	-5.24%	-1.97%	-0.89%
Class C2	-0.49%	-1.60%	-1.04%
Class C3	-1.48%	-1.60%	-1.04%
Class I2	0.47%	-0.61%	-0.04%
Class R3[2]	0.02%	-1.12%	-0.54%
Class R4[2]	0.27%	-0.82%	-0.26%
Class R5[2]	0.54%	-0.56%	0.00%
Class Y2	0.67%	-0.51%	0.05%
Class F2	0.55%	-0.58%	-0.03%
55% MSCI All Country World (ACWI) Commodity Producers Index (Net)/ 35% Bloomberg Barclays U.S. TIPS 1-10 Year Index/ 10% Bloomberg Commodity Index Total Return[4]	-0.20%	-0.37%	1.10%
MSCI All Country World (ACWI) Commodity Producers Index (Net)	-4.70%	-1.30%	1.35%
Bloomberg Barclays U.S. TIPS 1-10 Year Index	6.87%	1.92%	2.44%
Bloomberg Commodity Index Total Return	-2.58%	-6.65%	-4.19%

[1]	Inception: 05/28/2010
[2]	Without sales charge
[3]	With sales charge
[4]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*

	Gross	Net
Class A	1.58%	1.27%
Class C	2.33%	2.02%
Class I	1.20%	1.02%
Class R3	1.85%	1.52%
Class R4	1.56%	1.22%
Class R5	1.24%	0.97%
Class Y	1.22%	0.92%
Class F	1.13%	0.92%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement or fee waiver arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. The expense reimbursement arrangement remains in effect until 2/29/20 unless the Fund’s Board of Directors approves an earlier termination. The fee waiver remains in effect as long as the Fund remains invested in the subsidiary. Expenses shown include acquired fund fees and expenses and expenses of the Fund’s wholly-owned Cayman Islands subsidiary fund. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

15

The Hartford Global Real Asset Fund (consolidated)

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Scott M. Elliott

Senior Managing Director and Multi-Asset Portfolio Manager

Wellington Management Company LLP

Brian M. Garvey

Senior Managing Director and Multi-Asset Portfolio Manager

Wellington Management Company LLP

David A. Chang, CFA

Senior Managing Director and Commodities Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Global Real Asset Fund returned 0.27%, before sales charge, for the twelve-month period ended October 31, 2019, outperforming the Fund’s custom benchmark (55% MSCI All Country World Commodity Producers Index (Net), 35% Bloomberg Barclays U.S. TIPS 1-10 Year Index, and 10% Bloomberg Commodity Index Total Return), which returned -0.20% for the same period. Individually, the MSCI All Country World Commodity Producers Index (Net), Bloomberg Barclays U.S. TIPS 1-10 Year Index, and Bloomberg Commodity Index Total Return returned -4.70%, 6.87%, and -2.58%, respectively, for the same period. For the same period, the Class A shares of the Fund underperformed the 5.39% average return of the Lipper Real Return Funds peer group, a group of funds that seeks to maximize real return through investing primarily in domestic and foreign inflation-protected securities across asset classes.

Why did the Fund perform this way?

For the twelve-month period ended October 31, 2019, global equities rose more than 13% as measured by the MSCI All Country World Index (ACWI) Index (Gross). Towards the end of 2018, global equities tumbled as concerns about slowing global growth weighed heavily on the markets. China’s economy grew at the weakest pace in a decade, and economic growth in the Eurozone moderated. On the monetary policy front, the United States (U.S.) Federal Reserve (Fed) raised rates by 0.25%, to the highest level in a decade. In the first quarter of 2019, global markets recovered and surged due to productive trade negotiations between the U.S. and China, and because of accommodative rhetoric and policy actions for the major central banks. The U.S. delayed its plan to increase tariffs on $200 billion of imports from China amid constructive dialogue between U.S. and Chinese trade representatives. The United Kingdom’s (U.K.’s) exit from the European Union (EU), also known as “Brexit,” remained a key area of concern with the British parliament rejecting Prime Minister Theresa May’s deal for the third time. In the second quarter of 2019, global equities rose. Trade tensions between China and the U.S. escalated in May but eased at the end of the second quarter of 2019 after the two countries agreed at the G20 summit to resume trade negotiations. U.K. Prime Minister Theresa May resigned after failing to secure a Brexit deal. On the monetary front, the Fed cut interest rates in July and September 2019 to extend the U.S. economic expansion amid a slowdown in growth and trade uncertainty. The European Central Bank (ECB) unveiled a sweeping, long-term economic stimulus package to bolster the Eurozone economy against slowing growth and trade frictions, including an open-ended asset purchase program and more favorable bank lending conditions. In the final month of the period, markets benefited from easing geopolitical tension. U.S. President Donald Trump cancelled a tariff increase on China scheduled for October 2019, and the U.S. and China made substantial progress towards a “phase one” trade agreement. The risk of a no-deal Brexit declined significantly after a draft deal was agreed upon by the U.K. and the EU. On the monetary front, most global central banks reiterated their accommodative policy stances. The Fed cut interest rates for the third time this year, signaling that it intends to pause the current easing cycle.

The Fund has four primary levers to generate investment performance: inflation-related equity investments, inflation-related fixed income investments, commodity investments, and asset allocation among stocks, bonds, commodities, and cash. Outperformance relative to the Fund’s custom benchmark during the period was driven by allocations to active strategies managed by specialized investment teams at Wellington Management Company LLP. Allocations outside of the Fund’s custom benchmark to infrastructure equities and international diversified inflation sensitive equities were meaningful contributors to results. An underweight to Energy equities also drove positive results amid increased oil price volatility as fears of a global economic slowdown weighed on the energy demand outlook. However, the Fund’s positioning within the Metals and Mining sector partially offset these results. During the period, we deployed cash to increase the Fund’s equity exposure but reduced that exposure following the rally in September, as economically sensitive areas provided potential upside. From a security selection perspective, the Energy equities and commodities allocation were the largest detractors from relative performance.

The Fund’s commodities exposure is gained through derivatives, primarily total return swaps and futures. The Fund’s commodities exposure detracted from performance relative to the Fund’s custom benchmark over the period as curve positioning in natural gas and wheat weighed on relative returns.

What is the outlook as of the end of the period?

During the period, our confidence level in the market recovery did not improve and we continued to be measured when taking risk. We expect the recent volatility to continue and have increased our tactical trading as a result of these price fluctuations. As of the end of the period, the Fund’s portfolio was: 1) Overweight equities versus fixed income due to what we view as attractive relative valuations, poor sentiment towards risky assets, and accommodative monetary policy; 2) underweight the

16

The Hartford Global Real Asset Fund (consolidated)

Fund Overview – (continued)

October 31, 2019 (Unaudited)

U.S. dollar (directly and indirectly) as valuation is high and U.S. growth expectations appear to have eroded in our view; and 3) exposed to infrastructure equities that we believe should benefit from the ongoing energy transition from hydrocarbons to electrons.

As we look ahead, we believe that real assets are generally well-positioned as an asset class as a result of favorable valuations and disciplined supply dynamics in many of the underlying sectors. From a macro standpoint, we believe the current period has parallels to the late 1960s when the Fed kept rates low to allow for large fiscal deficits despite a later cycle economy and low unemployment rate. Structurally, when looking at the policy environment as of the end of the period, there seems to be significant pushback against the last 30-40 years of pro-business policies, which have been associated with globalization and rising profits for businesses but also rising inequality and disinflation. In our view, a strong reversal in this policy backdrop paired with complacency about inflation concerns could cause a reversal in the structural trends that have driven markets for the last few decades, which is an area we continue to research.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Investments in the commodities market and the natural-resource industry may increase the Fund’s liquidity risk, volatility and risk of loss if adverse developments occur. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • The value of inflation-protected securities (IPS) generally fluctuates with changes in real interest rates, and the market for IPS may be less developed or liquid, and more volatile, than other securities markets. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • By investing in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with a non-U.S. subsidiary and its investments.

Composition by Security Type(1)

as of October 31, 2019

Category	Percentage of Net Assets
Equity Securities
Common Stocks	63.3%
Exchange-Traded Funds	3.4
Preferred Stocks	0.1
Rights	0.0 *

Total	66.8%

Fixed Income Securities
Convertible Bonds	0.0%*
Corporate Bonds	0.7
Foreign Government Obligations	3.0
U.S. Government Securities	20.0

Total	23.7%

Short-Term Investments	9.9
Purchased Options	0.0 *
Other Assets & Liabilities	(0.4)

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

17

The Hartford Growth Allocation Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 5/28/2004 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	10.25%	5.11%	7.88%
Class A2	4.19%	3.93%	7.27%
Class C1	9.33%	4.34%	7.10%
Class C2	8.33%	4.34%	7.10%
Class I1	10.54%	5.44%	8.24%
Class R3[1]	9.81%	4.77%	7.55%
Class R4[1]	10.15%	5.07%	7.88%
Class R5[1]	10.44%	5.40%	8.21%
Class F1	10.65%	5.49%	8.26%
55% Russell 3000 Index/ 25% MSCI All Country World (ACWI) ex USA Index (Net)/ 20% Bloomberg Barclays U.S. Aggregate Bond Index[3]	12.85%	7.41%	9.60%
Russell 3000 Index	13.49%	10.31%	13.62%
MSCI All Country World (ACWI) ex USA Index (Net)	11.27%	3.82%	4.94%
Bloomberg Barclays U.S. Aggregate Bond Index	11.51%	3.24%	3.73%

[1]	Without sales charge
[2]	With sales charge
[3]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous subadvisers, Hartford Investment Management Company and Wellington Management Company LLP (“Wellington Management”). For the period 6/4/12 through 5/31/14, Wellington Management served as the sub-adviser to the Fund, using a modified investment strategy. Prior to 6/4/12, Hartford Investment Management Company served as the sub-adviser to the Fund, using a modified investment strategy.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Operating Expenses*

	Gross	Net
Class A	1.17%	1.17%
Class C	1.93%	1.93%
Class I	0.87%	0.87%
Class R3	1.50%	1.50%
Class R4	1.19%	1.19%
Class R5	0.89%	0.89%
Class F	0.78%	0.78%

*

Expenses as shown in the Fund’s most recent prospectus. Gross and Net expenses are the same. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

18

The Hartford Growth Allocation Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Vernon J. Meyer, CFA

Managing Director and Chief Investment Officer

Hartford Funds Management Company, LLC

Allison Z. Mortensen, CFA

Head of Multi-Asset Solutions and Vice President

Hartford Funds Management Company, LLC

Manager Discussion

How did the Fund perform during the period?

The Class A shares of The Hartford Growth Allocation Fund returned 10.25%, before sales charge, for the twelve-month period ended October 31, 2019, underperforming the Fund’s custom benchmark, which is comprised of 55% Russell 3000 Index/ 25% MSCI All Country World (ACWI) ex USA Index (Net)/ 20% Bloomberg Barclays U.S. Aggregate Bond Index, which returned 12.85% for the same period. Individually, the Russell 3000 Index, the MSCI ACWI ex USA Index (Net), and the Bloomberg Barclays U.S. Aggregate Bond Index, returned 13.49%, 11.27%, and 11.51%, respectively, for the same period. For the same period, Class A shares of the Fund slightly underperformed the average return of the Lipper Mixed-Asset Target Allocation Growth Funds category, a group of funds with equity weights of 60%-80%, which returned 10.36%.

Why did the Fund perform this way?

The past twelve months were marked by slowing global growth, as well as ongoing trade tensions and political uncertainty. The U.S. Federal Reserve (Fed) raised interest rates in December 2018 before adopting a more accommodative stance and cutting interest rates three times during 2019. The Fed’s decision to reverse course this year resulted in most fixed-income segments benefitting from a significant drop in interest rates. In September 2019, the European Central Bank (ECB) announced it would cut its interest rate for deposits to 0.05%, and would restart its bond-buying program, or quantitative easing, to help stimulate the sluggish European economy.

Domestic equity markets continued to perform well, outpacing international developed and emerging markets for the twelve-month period. However, uncertainty surrounding trade agreements with China, Mexico, Japan, and the European Union (EU) fueled market volatility and raised questions about risks to the U.S. economy in the form of increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. Elsewhere in the world, political turmoil continued with ongoing negotiations related to the United Kingdom’s (U.K.’s) exit from the EU (also known as “Brexit”) and a large number of mass protests around the world, including in Hong Kong, Chile, Lebanon, and Iraq, among others.

The main driver of the Fund’s underperformance relative to the custom benchmark over the twelve-month period ended October 31, 2019 was the Fund’s exposure to real assets and exposure to small-cap and value-oriented U.S. equities. For the period, small-cap and value-oriented equities underperformed the broad global equity market, as measured by the MSCI All Country World Index. An underweight position to longer-duration fixed income also detracted from relative performance, as interest rates generally fell during the period.

The underperformance of the underlying funds relative to their individual benchmarks was another driver of the Fund’s underperformance relative to its custom benchmark. In particular, the performance of The Hartford Growth Opportunities Fund, Hartford Multifactor US Equity ETF and the Hartford Schroders International Multi-Cap Value Fund had significant negative effects on the Fund’s performance relative to the custom benchmark. Partially offsetting this effect was the performance of the Hartford Core Equity Fund, The Hartford Equity Income Fund, and The Hartford MidCap Fund, which had positive effects on the Fund’s performance relative to the custom benchmark.

Asset allocation effects were neutral over the twelve-month period ended October 31, 2019.

Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.

What is the outlook as of the end of the period?

As of the end of the period, we continue to see slower global growth, unresolved trade tensions, and ongoing political uncertainty stemming from Brexit and U.S. presidential impeachment proceedings (among others). Markets may become more volatile as we head into a U.S. presidential election year. That said, we expect that lower inflation will persist, despite the accommodative central bank environment. Further, we believe that the market cycle should extend into late 2020 considering low unemployment, steady wage growth, and the continued strength of the U.S. consumer, which contributes around 70% of U.S. gross domestic product (GDP).

As of the end of the period, the 10-year Treasury yield is near the lows it experienced in 2016. After nine rate increases in 0.25% increments from late 2015 to late 2018, the Fed has now cut interest rates three times. Through all of this, the U.S. dollar has continued to strengthen against the major currencies and China has allowed its currency to weaken. As of the end of the period, we have maintained the Fund’s modest overweight to U.S. equities, with a focus on quality within the asset class. Within the fixed income portion of the Fund, as of the end of the period, we maintained a shorter duration posture in the Fund, as we do not believe longer-term interest rates sufficiently compensate for the increased volatility risk. We believe the fixed income portion of the Fund is diversified in terms of geographic and credit exposures.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The ability of the Fund to meet its investment objective is directly related to the ability of

19

The Hartford Growth Allocation Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds, in direct proportion to the amount invested in each underlying fund. The underlying funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign securities, emerging-market securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage related- and asset-backed securities, and derivatives.

Asset Allocation(1)

as of October 31, 2019 (Unaudited)

Fund Type	Percentage of Net Assets
Domestic Equity Funds	59.4%
International/Global Equity Funds	21.3
Multi-Strategy Funds	3.5
Taxable Fixed Income Funds	15.6
Short-Term Investments	0.2
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

20

Hartford Moderate Allocation Fund

Fund Overview

October 31, 2019 (Unaudited)

Inception 5/28/2004 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks long-term capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	9.72%	4.34%	6.09%
Class A2	3.69%	3.16%	5.50%
Class C1	8.96%	3.56%	5.32%
Class C2	7.96%	3.56%	5.32%
Class I1	10.08%	4.64%	6.41%
Class R3[1]	9.38%	3.99%	5.74%
Class R4[1]	9.65%	4.28%	6.06%
Class R5[1]	10.11%	4.61%	6.38%
Class F1	10.08%	4.68%	6.43%
40% Bloomberg Barclays U.S. Aggregate Bond Index/ 40% Russell 3000 Index/ 20% MSCI All Country World (ACWI) ex USA Index (Net)[3]	12.68%	6.37%	8.12%
Bloomberg Barclays U.S. Aggregate Bond Index	11.51%	3.24%	3.73%
Russell 3000 Index	13.49%	10.31%	13.62%
MSCI All Country World (ACWI) ex USA Index (Net)	11.27%	3.82%	4.94%

[1]	Without sales charge
[2]	With sales charge
[3]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous subadvisers, Hartford Investment Management Company and Wellington Management Company LLP (“Wellington Management”). For the period 6/4/12 through 11/30/15, Wellington Management served as the sub-adviser to the Fund, using a modified investment strategy. Prior to 6/4/12, Hartford Investment Management Company served as the sub-adviser to the Fund, using a modified investment strategy.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

Operating Expenses*

	Gross	Net
Class A	1.14%	1.14%
Class C	1.89%	1.89%
Class I	0.86%	0.86%
Class R3	1.48%	1.48%
Class R4	1.19%	1.19%
Class R5	0.88%	0.88%
Class F	0.77%	0.77%

*

Expenses as shown in the Fund’s most recent prospectus. Gross and Net expenses are the same. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

21

Hartford Moderate Allocation Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Portfolio Managers

Vernon J. Meyer, CFA

Managing Director and Chief Investment Officer

Hartford Funds Management Company, LLC

Allison Z. Mortensen, CFA

Head of Multi-Asset Solutions and Vice President

Hartford Funds Management Company, LLC

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Moderate Allocation Fund returned 9.72%, before sales charge, for the twelve-month period ended October 31, 2019, underperforming the Fund’s custom benchmark, which is comprised of 40% Bloomberg Barclays U.S. Aggregate Bond Index/ 40% Russell 3000 Index/ 20% MSCI All Country World (ACWI) ex USA Index (Net), which returned 12.68% for the same period. Individually, the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex USA Index (Net) returned 11.51%, 13.49%, and 11.27%, respectively, for the same period. For the same period, Class A shares of the Fund underperformed the average return of the Lipper Mixed-Asset Target Allocation Moderate Funds category, a group of funds with equity weights of 40%-60%, which returned 10.11%.

Why did the Fund perform this way?

The past twelve months were marked by slowing global growth, as well as ongoing trade tensions and political uncertainty. The U.S. Federal Reserve (Fed) cut rates three times during 2019, previously, the Fed raised rates in December 2018 and stated at that time that it would stop raising rates. The Fed’s decision to reverse course this year resulted in most fixed-income segments benefitting from a significant drop in interest rates. In September 2019, the European Central Bank (ECB) announced it would cut its interest rate for deposits to 0.05%, and would restart its bond-buying program, or quantitative easing, to help stimulate the sluggish European economy.

Domestic equity markets continued to perform well, outpacing international developed and emerging markets for the twelve-month period. However, uncertainty surrounding trade agreements with China, Mexico, Japan, and the European Union (EU) fueled market volatility and raised questions about risks to the U.S. economy in the form of increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. Elsewhere in the world, political turmoil continued with ongoing negotiations related to the United Kingdom’s (U.K.’s) exit from the EU (also known as “Brexit”) and a large number of mass protests around the world, including in Hong Kong, Chile, Lebanon, and Iraq, among others.

The main driver of the Fund’s underperformance relative to the custom benchmark over the twelve-month period ended October 31, 2019 was the Fund’s exposure to real assets and exposure to small-cap and value-oriented U.S. equities. For the period, small-cap and value-oriented equities underperformed the broad global equity market, as measured by the MSCI All Country World Index. An underweight position to longer-duration fixed income also detracted from relative performance as interest rates generally fell during the period.

The underperformance of the underlying funds relative to their individual benchmarks was another driver of the Fund’s underperformance relative to its custom benchmark. In particular, the performance of The Hartford World Bond Fund, Hartford Multifactor US Equity ETF and Hartford Schroders International Multi-Cap Value Fund had significant negative effects on the Fund’s performance relative to the custom benchmark. Partially offsetting this effect was the performance of Hartford Core Equity Fund, The Hartford Equity Income Fund, and The Hartford MidCap Fund, which had positive effects on the Fund’s performance relative to the custom benchmark.

Asset allocation effects were neutral over the twelve-month period ended October 31, 2019.

Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.

What is the outlook as of the end of the period?

As of the end of the period, we continue to see slower global growth, unresolved trade tensions, and ongoing political uncertainty stemming from Brexit and U.S. presidential impeachment proceedings (among others). Markets may become more volatile as we head into a U.S. presidential election year. That said, we expect that lower inflation will persist, despite the accommodative central bank environment. Further, we believe that the market cycle should extend into late 2020 considering low unemployment, steady wage growth, and the continued strength of the U.S. consumer, which contributes around 70% of U.S. gross domestic product (GDP).

As of the end of the period, the 10-year Treasury yield is near the lows it experienced in 2016. After nine rate increases in 0.25% increments from late 2015 to late 2018, the Fed has now cut interest rates three times. Through all of this, the U.S. dollar has continued to strengthen against the major currencies and China has allowed its currency to weaken. As of the end of the period, we have maintained the Fund’s modest overweight to U.S. equities, with a focus on quality within the asset class. Within the fixed income portion of the Fund, as of the end of the period, we maintained a shorter duration posture in the Fund, as we do not believe longer-term interest rates sufficiently compensate for the increased volatility risk. We believe that the fixed income portion of the Fund is diversified in terms of geographic and credit exposures.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The ability of the Fund to meet its investment objective is directly related to the ability of

22

Hartford Moderate Allocation Fund

Fund Overview – (continued)

October 31, 2019 (Unaudited)

the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds, in direct proportion to the amount it invests in each underlying fund. The underlying funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign securities, emerging-market securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage related- and asset-backed securities, and derivatives.

Asset Allocation(1)

as of October 31, 2019 (Unaudited)

Fund Type	Percentage of Net Assets
Domestic Equity Funds	43.7%
International/Global Equity Funds	16.9
Multi-Strategy Funds	2.9
Taxable Fixed Income Funds	36.3
Short-Term Investments	0.2
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

23

Hartford Multi-Asset Income and Growth Fund (formerly, The Hartford Balanced Fund)

Fund Overview

October 31, 2019 (Unaudited)

Inception 7/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 10/31/19

	1 Year	5 Years	10 Years
Class A1	8.81%	5.82%	8.64%
Class A2	2.92%	4.63%	8.03%
Class C1	8.08%	5.07%	7.88%
Class C2	7.14%	5.07%	7.88%
Class I1	9.21%	6.10%	8.79%
Class R3[1]	8.56%	5.53%	8.37%
Class R4[1]	8.84%	5.82%	8.69%
Class R5[1]	9.13%	6.15%	9.02%
Class R6[1]	9.24%	6.22%	9.09%
Class Y1	9.21%	6.20%	9.08%
Class F1	9.29%	6.15%	8.82%
Fund’s Current Benchmark
55% Bloomberg Barclays U.S. Aggregate Bond Index/ 45% S&P 500 Index[3]	13.23%	6.78%	8.35%
Bloomberg Barclays U.S. Aggregate Bond Index	11.51%	3.24%	3.73%
S&P 500 Index	14.33%	10.78%	13.70%
Fund’s Prior Benchmark
60% S&P 500 Index/ 35% Bloomberg Barclays Government/Credit Bond Index/ 5% ICE BofAML US 3-Month Treasury Bill Index[3]	13.55%	7.88%	9.76%
Bloomberg Barclays Government/Credit Bond Index	12.61%	3.46%	3.94%
ICE BofAML US 3-Month Treasury Bill Index	2.40%	1.02%	0.56%

[1]	Without sales charge
[2]	With sales charge
[3]	Calculated by Hartford Funds Management Company, LLC

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/19, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 3/31/15. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 2/28/18. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 3/31/15 through 2/27/17 and Class A shares (excluding sales charges) prior to 3/31/15.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information prior to May 1, 2019 includes the Fund’s performance when the Fund pursued a different investment objective and principal investment strategy.

Effective May 1, 2019, the Fund changed its benchmarks to Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index and its blended benchmark to 55% Bloomberg Barclays U.S. Aggregate Bond Index/ 45% S&P 500 Index. The Fund’s former blended benchmark was the 60% S&P 500 Index/ 35% Bloomberg Barclays Government/Credit Bond Index/ 5% ICE BofAML US 3-Month Treasury Bill Index. The Fund changed its benchmarks because Hartford Funds Management Company, LLC, the investment manager, believes that the new benchmarks better reflect the Fund’s revised investment strategy.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

24

Hartford Multi-Asset Income and Growth Fund (formerly, The Hartford Balanced Fund)

Fund Overview – (continued)

October 31, 2019 (Unaudited)

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For more information on current expense waivers/reimbursements, please see the prospectus.

Operating Expenses*

	Gross	Net
Class A	1.05%	1.05%
Class C	1.76%	1.76%
Class I	0.72%	0.72%
Class R3	1.37%	1.37%
Class R4	1.07%	1.07%
Class R5	0.77%	0.77%
Class R6	0.65%	0.65%
Class Y	0.74%	0.71%
Class F	0.65%	0.65%

*

Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 05/01/20 unless the Fund’s Board of Directors approves an earlier termination. The expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended 10/31/19.

Portfolio Managers

Lutz-Peter Wilke

Managing Director and Portfolio Manager

Wellington Management Company LLP

Michael Stack, CFA

Senior Managing Director, Partner, and Fixed Income Portfolio Manager

Wellington Management Company LLP

Loren Moran, CFA

Senior Managing Director, Partner, and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class A shares of the Hartford Multi-Asset Income and Growth Fund returned 8.81%, before sales charge, for the twelve-month period ended October 31, 2019, underperforming its custom benchmark, 55% Bloomberg Barclays U.S. Aggregate Bond Index/45% S&P 500 Index, which returned 13.23% over the same period. The Fund’s prior custom benchmark, which was comprised of 60% S&P 500 Index, 35% Bloomberg Barclays US Government/Credit Bond Index/5% ICE BofAML US 3-Month Treasury Bill Index, returned 13.55% for the period. Individually, the Bloomberg Barclays U.S. Aggregate Bond Index, S&P 500 Index, Bloomberg Barclays US Government/Credit Index, and ICE BofAML US 3-Month Treasury Bill Index returned 11.51%, 14.33%, 12.61%, and 2.40%, respectively, for the period. For the same period, the Class A shares of the Fund also underperformed the average return of the Lipper Mixed-Asset Target Allocation Moderate Funds category 10.11%, a group of funds that by portfolio practice maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

For the twelve-month period ended October 31, 2019, global equities rose more than 13% as measured by the MSCI ACWI Index (Gross). Towards the end of 2018, global equities tumbled as concerns about slowing global growth weighed heavily on the markets. China’s economy grew at the weakest pace in a decade, and economic growth in the Eurozone moderated. On the monetary policy front, the United States (U.S.) Federal Reserve (Fed) raised rates by 0.25%, to the highest level in a decade. In the first quarter of 2019, global markets recovered and surged due to productive trade negotiations between the U.S. and China, and by accommodative rhetoric and policy actions for the major central banks. The U.S. delayed its plan to increase tariffs on $200 billion of imports from China amid constructive dialogue between U.S. and Chinese trade representatives. The United Kingdom’s (U.K.’s) exit from the European Union (EU), also known as “Brexit,” remained a key area of concern with the British parliament rejecting Prime Minister Theresa May’s deal for the third time. Trade tensions between China and the U.S. escalated in May but eased at the end of the quarter after the two countries agreed at the G20 summit to resume trade negotiations. On the monetary front, the Fed cut interest rates in July and September 2019 to extend the U.S. economic expansion amid a slowdown in growth and trade uncertainty. The European Central Bank

25

Hartford Multi-Asset Income and Growth Fund (formerly, The Hartford Balanced Fund)

Fund Overview – (continued)

October 31, 2019 (Unaudited)

(ECB) unveiled a sweeping, long-term economic stimulus package to bolster the Eurozone economy against slowing growth and trade frictions, including an open-ended asset purchase program and more favorable bank lending conditions. In the final month of the period, markets benefited from easing geopolitical tension. U.S. President Donald Trump cancelled a tariff increase on China scheduled for October 2019, and the U.S. and China made substantial progress towards a “phase one” trade agreement. The risk of a no-deal Brexit declined significantly after a draft deal was agreed upon by the U.K. and the EU. On the monetary front, most global central banks reiterated their accommodative policy stances. The Fed cut interest rates for the third time in 2019, signaling that it intends to pause the current easing cycle.

Effective May 1, 2019, the Fund’s name, investment objective, principal investment strategy and benchmark changed. Prior to May 1, 2019, the Fund’s investment objective was to seek long-term total return while its new investment objective is to seek to provide a high level of current income consistent with growth of capital.

Over the period, the Fund’s overweight to fixed income and underweight to equities detracted from performance relative to the Fund’s custom benchmark, as U.S. equities broadly outperformed their fixed income counterparts. Within fixed income, allocations to investment-grade credit, high-yield corporates, and emerging-markets debt contributed positively to relative performance, while allocations to securitized credit modestly detracted from relative performance. Within equities, allocations to U.S. infrastructure added to relative performance during the period, while security selection within the Fund’s diversified equity basket detracted from relative performance. The Fund’s allocation to equities in the Energy sector was also a meaningful detractor from relative performance. Though security selection among energy companies was additive, the sector sold off amid heightened oil price volatility and increased macro uncertainty.

The Fund uses derivatives to hedge currency risk and overall portfolio volatility, manage duration, as well as tactically gain exposure to fixed income and equity markets. Over the period, the use of derivatives for volatility management purposes detracted from performance relative to the Fund’s custom benchmark, as our efforts to hedge equity market exposure were not needed in a risk-on environment. Our tactical use of equity derivatives within the Fund slightly contributed to relative performance, while the performance of other derivatives had no significant impact on relative performance.

What is the outlook as of the end of the period?

While trade war uncertainties, geopolitical tensions, and slowing growth signals out of China have sparked recessionary concerns, we believe global markets continue to offer attractive investment opportunities, particularly across regions where growth is projected to accelerate in 2020 (i.e., emerging markets and Europe). Accordingly, as of the end of the period, we continue to diversify the Fund’s portfolio outside of the U.S. by allocating to thematic positions in regions where growth may accelerate. Within fixed income, we aim to limit drawdown risk by focusing on higher credit quality in U.S. fixed-income securities and corporate bonds.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Loans can be difficult to value and less liquid than other types of debt instrument; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Investments in Equity Linked Notes (ELNs) are subject to interest, credit, management, counterparty, liquidity, and market risks, and as applicable, foreign security and currency risks. • Mortgage related- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Restricted securities may be more difficult to sell and price than other securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government.

Composition by Security Type(1)

as of October 31, 2019

Category	Percentage of Net Assets
Equity Securities
Common Stocks	22.2%
Equity Linked Securities	13.8
Exchange-Traded Funds	0.1
Preferred Stocks	0.1
Rights	0.0 *

Total	36.2%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	12.1%
Convertible Bonds	0.8
Corporate Bonds	26.2
Foreign Government Obligations	5.4
Municipal Bonds	0.9
Senior Floating Rate Interests	5.7
U.S. Government Agencies(2)	2.7
U.S. Government Securities	9.0

Total	62.8%

Short-Term Investments	4.0
Other Assets & Liabilities	(3.0)

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage backed securities as of October 31, 2019.

26

Hartford Multi-Strategy Funds

Benchmark Glossary (Unaudited)

Bloomberg Barclays Corporate Index (reflects no deduction for fees, expenses or taxes) is the Corporate component of the U.S. Credit Index within the Bloomberg Barclays U.S. Aggregate Bond Index.

Bloomberg Barclays Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes) is designed to measure the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that are Securities and Exchange Commission registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index (reflects no deduction for fees, expenses or taxes) is the 2% issuer cap component of the Bloomberg Barclays U.S. High Yield Index, which is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and non convertible debt registered with the Securities and Exchange Commission.

Bloomberg Barclays U.S. TIPS 1-10 Year Index (reflects no deduction for fees, expenses or taxes) represents U.S. Treasury inflation-protected securities having a maturity of at least 1 year and less than 10 years.

Bloomberg Commodity Index Total Return (reflects no deduction for fees, expenses or taxes) is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index (“BCOM”). This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury bills.

ICE BofAML US 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes) is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

JP Morgan Emerging Markets Bond Index Plus (reflects no deduction for fees, expenses or taxes) is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets.

MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets and emerging markets countries.

MSCI ACWI Commodity Producers Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI Index, the parent index, which covers mid and large cap securities across developed market and emerging market countries.

MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.

Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

27

Hartford Multi-Strategy Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2019 through October 31, 2019. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (front-end sales loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class’ annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Annualized expense ratio
The Hartford Balanced Income Fund

Class A	$1,000.00	$1,054.60	$4.66	$1,000.00	$1,020.67	$4.58	0.90%
Class C	$1,000.00	$1,050.70	$8.48	$1,000.00	$1,016.94	$8.34	1.64%
Class I	$1,000.00	$1,056.60	$3.32	$1,000.00	$1,021.98	$3.26	0.64%
Class R3	$1,000.00	$1,052.90	$6.47	$1,000.00	$1,018.90	$6.36	1.25%
Class R4	$1,000.00	$1,054.40	$5.02	$1,000.00	$1,020.32	$4.94	0.97%
Class R5	$1,000.00	$1,055.50	$3.37	$1,000.00	$1,021.93	$3.31	0.65%
Class R6	$1,000.00	$1,057.00	$2.96	$1,000.00	$1,022.33	$2.91	0.57%
Class Y	$1,000.00	$1,055.90	$3.47	$1,000.00	$1,021.83	$3.41	0.67%
Class F	$1,000.00	$1,056.20	$2.95	$1,000.00	$1,022.33	$2.91	0.57%

Hartford AARP Balanced Retirement Fund

Class A	$1,000.00	$1,023.90	$3.47	$1,000.00	$1,021.78	$3.47	0.68%
Class C	$1,000.00	$1,020.30	$7.18	$1,000.00	$1,018.10	$7.17	1.41%
Class I	$1,000.00	$1,026.30	$2.76	$1,000.00	$1,022.48	$2.75	0.54%
Class R3	$1,000.00	$1,026.80	$1.63	$1,000.00	$1,023.59	$1.63	0.32%
Class R4	$1,000.00	$1,027.50	$1.58	$1,000.00	$1,023.64	$1.58	0.31%
Class R5	$1,000.00	$1,026.10	$2.04	$1,000.00	$1,023.19	$2.04	0.40%
Class R6	$1,000.00	$1,025.80	$2.25	$1,000.00	$1,022.99	$2.24	0.44%
Class Y	$1,000.00	$1,024.90	$2.40	$1,000.00	$1,022.84	$2.40	0.47%
Class F	$1,000.00	$1,025.60	$1.74	$1,000.00	$1,023.49	$1.73	0.34%

The Hartford Checks and Balances Fund

Class A	$1,000.00	$1,043.40	$2.01	$1,000.00	$1,023.24	$1.99	0.39%
Class C	$1,000.00	$1,039.10	$5.81	$1,000.00	$1,019.51	$5.75	1.13%
Class I	$1,000.00	$1,045.00	$0.62	$1,000.00	$1,024.60	$0.61	0.12%
Class R3	$1,000.00	$1,041.50	$3.81	$1,000.00	$1,021.48	$3.77	0.74%
Class R4	$1,000.00	$1,043.30	$2.16	$1,000.00	$1,023.09	$2.14	0.42%
Class R5	$1,000.00	$1,041.20	$1.29	$1,000.00	$1,023.95	$1.28	0.25%
Class F	$1,000.00	$1,045.50	$0.21	$1,000.00	$1,025.00	$0.20	0.04%

28

Hartford Multi-Strategy Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses paid during the period May 1, 2019 through October 31, 2019	Annualized expense ratio

The Hartford Conservative Allocation Fund

Class A	$1,000.00	$1,029.50	$3.07	$1,000.00	$1,022.18	$3.06	0.60%
Class C	$1,000.00	$1,024.90	$6.69	$1,000.00	$1,018.60	$6.67	1.31%
Class I	$1,000.00	$1,030.40	$1.69	$1,000.00	$1,023.54	$1.68	0.33%
Class R3	$1,000.00	$1,027.50	$4.70	$1,000.00	$1,020.57	$4.69	0.92%
Class R4	$1,000.00	$1,029.40	$3.17	$1,000.00	$1,022.08	$3.16	0.62%
Class R5	$1,000.00	$1,030.30	$1.64	$1,000.00	$1,023.59	$1.63	0.32%
Class F	$1,000.00	$1,031.30	$1.18	$1,000.00	$1,024.05	$1.17	0.23%

The Hartford Global Real Asset Fund (consolidated)

Class A	$1,000.00	$980.00	$6.24	$1,000.00	$1,018.90	$6.36	1.25%
Class C	$1,000.00	$976.30	$9.96	$1,000.00	$1,015.12	$10.16	2.00%
Class I	$1,000.00	$980.00	$5.04	$1,000.00	$1,020.11	$5.14	1.01%
Class R3	$1,000.00	$978.00	$7.33	$1,000.00	$1,017.80	$7.48	1.47%
Class R4	$1,000.00	$979.00	$6.09	$1,000.00	$1,019.06	$6.21	1.22%
Class R5	$1,000.00	$981.00	$4.24	$1,000.00	$1,020.92	$4.33	0.85%
Class Y	$1,000.00	$981.10	$4.49	$1,000.00	$1,020.67	$4.58	0.90%
Class F	$1,000.00	$981.10	$4.49	$1,000.00	$1,020.67	$4.58	0.90%

The Hartford Growth Allocation Fund

Class A	$1,000.00	$1,018.30	$2.80	$1,000.00	$1,022.43	$2.80	0.55%
Class C	$1,000.00	$1,014.40	$6.40	$1,000.00	$1,018.85	$6.41	1.26%
Class I	$1,000.00	$1,020.00	$1.22	$1,000.00	$1,024.00	$1.22	0.24%
Class R3	$1,000.00	$1,016.30	$4.37	$1,000.00	$1,020.87	$4.38	0.86%
Class R4	$1,000.00	$1,017.60	$2.95	$1,000.00	$1,022.28	$2.96	0.58%
Class R5	$1,000.00	$1,019.10	$1.27	$1,000.00	$1,023.95	$1.28	0.25%
Class F	$1,000.00	$1,020.00	$0.81	$1,000.00	$1,024.40	$0.82	0.16%

Hartford Moderate Allocation Fund

Class A	$1,000.00	$1,022.40	$2.75	$1,000.00	$1,022.48	$2.75	0.54%
Class C	$1,000.00	$1,019.10	$6.26	$1,000.00	$1,019.01	$6.26	1.23%
Class I	$1,000.00	$1,024.00	$1.22	$1,000.00	$1,024.00	$1.22	0.24%
Class R3	$1,000.00	$1,021.00	$4.43	$1,000.00	$1,020.82	$4.43	0.87%
Class R4	$1,000.00	$1,022.40	$3.11	$1,000.00	$1,022.13	$3.11	0.61%
Class R5	$1,000.00	$1,024.00	$1.28	$1,000.00	$1,023.95	$1.28	0.25%
Class F	$1,000.00	$1,024.00	$0.87	$1,000.00	$1,024.35	$0.87	0.17%

Hartford Multi-Asset Income and Growth Fund

Class A	$1,000.00	$1,029.60	$5.22	$1,000.00	$1,020.06	$5.19	1.02%
Class C	$1,000.00	$1,026.00	$8.68	$1,000.00	$1,016.64	$8.64	1.70%
Class I	$1,000.00	$1,031.30	$3.58	$1,000.00	$1,021.68	$3.57	0.70%
Class R3	$1,000.00	$1,027.90	$6.64	$1,000.00	$1,018.65	$6.61	1.30%
Class R4	$1,000.00	$1,029.50	$5.37	$1,000.00	$1,019.91	$5.35	1.05%
Class R5	$1,000.00	$1,030.80	$3.79	$1,000.00	$1,021.48	$3.77	0.74%
Class R6	$1,000.00	$1,031.30	$3.23	$1,000.00	$1,022.03	$3.21	0.63%
Class Y	$1,000.00	$1,031.30	$3.53	$1,000.00	$1,021.73	$3.52	0.69%
Class F	$1,000.00	$1,031.30	$3.23	$1,000.00	$1,022.03	$3.21	0.63%

29

The Hartford Balanced Income Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 43.7%
	Automobiles & Components - 0.3%
337,230	Cie Generale des Etablissements Michelin SCA	$41,060,178

	Banks - 5.9%
6,226,347	Bank of America Corp.	194,697,871
1,170,903	BB&T Corp.	62,116,404
2,400,196	JP Morgan Chase & Co.	299,832,484
431,365	M&T Bank Corp.	67,521,563
568,198	PNC Financial Services Group, Inc.	83,354,647
1,161,285	U.S. Bancorp	66,216,471

		773,739,440

	Capital Goods - 3.4%
87,128	3M Co.	14,375,249
6,809,838	BAE Systems plc	50,867,521
548,561	Caterpillar, Inc.	75,591,706
1,164,084	Eaton Corp. plc	101,403,357
405,605	Lockheed Martin Corp.	152,783,291
439,500	Vinci S.A.	49,310,243

		444,331,367

	Consumer Services - 0.3%
178,458	McDonald’s Corp.	35,102,689

	Diversified Financials - 0.3%
69,789	BlackRock, Inc.	32,221,581

	Energy - 4.3%
1,059,468	Chevron Corp.	123,046,614
1,930,246	Exxon Mobil Corp.	130,426,722
2,744,455	Kinder Morgan, Inc.	54,834,211
321,717	Phillips 66	37,582,980
4,223,808	Suncor Energy, Inc.	125,404,859
1,830,153	TC Energy Corp.	92,251,050

		563,546,436

	Food & Staples Retailing - 0.2%
319,004	Sysco Corp.	25,478,849

	Food, Beverage & Tobacco - 3.4%
1,556,553	Archer-Daniels-Midland Co.	65,437,488
1,265,575	Coca-Cola Co.	68,885,247
1,252,576	Mondelez International, Inc. Class A	65,697,611
453,296	Nestle S.A.	48,494,201
464,981	PepsiCo., Inc.	63,781,444
1,645,915	Philip Morris International, Inc.	134,043,318

		446,339,309

	Health Care Equipment & Services - 2.0%
920,186	CVS Health Corp.	61,091,149
1,850,509	Koninklijke Philips N.V.	81,189,362
1,116,900	Medtronic plc	121,630,410

		263,910,921

	Household & Personal Products - 1.6%
655,365	Procter & Gamble Co.	81,599,496
2,185,674	Unilever N.V.	129,479,328

		211,078,824

	Insurance - 3.0%
1,067,031	American International Group, Inc.	56,509,962
210,609	Chubb Ltd.	32,101,024
2,623,131	MetLife, Inc.	122,736,299
833,924	Principal Financial Group, Inc.	44,514,863
1,025,303	Progressive Corp.	71,463,619
512,111	Travelers Cos., Inc.	67,117,268

		394,443,035

Shares or Principal Amount		Market Value†
COMMON STOCKS - 43.7% - (continued)
	Materials - 0.7%
940,204	Dow, Inc.	$47,470,900
1,020,054	Nutrien Ltd.	48,748,381

		96,219,281

	Media & Entertainment - 1.2%
3,408,074	Comcast Corp. Class A	152,749,877

	Pharmaceuticals, Biotechnology & Life Sciences - 5.5%
1,485,513	AstraZeneca plc ADR	72,834,702
1,239,740	Bristol-Myers Squibb Co.	71,123,884
576,414	Eli Lilly & Co.	65,682,375
824,268	Johnson & Johnson	108,836,347
563,085	Merck & Co., Inc.	48,796,946
870,748	Novartis AG	76,081,778
4,934,334	Pfizer, Inc.	189,330,396
266,770	Roche Holding AG	80,285,979

		712,972,407

	Real Estate - 1.0%
958,060	Crown Castle International Corp. REIT	132,969,147

	Retailing - 0.9%
519,273	Home Depot, Inc.	121,811,060

	Semiconductors & Semiconductor Equipment - 2.0%
201,280	Analog Devices, Inc.	21,462,486
1,976,763	Intel Corp.	111,746,412
326,736	KLA Corp.	55,231,454
526,418	Maxim Integrated Products, Inc.	30,879,680
355,423	Texas Instruments, Inc.	41,936,360

		261,256,392

	Technology Hardware & Equipment - 1.7%
3,388,830	Cisco Systems, Inc.	161,003,313
1,864,912	Corning, Inc.	55,257,343

		216,260,656

	Telecommunication Services - 1.7%
695,221	BCE, Inc.	32,979,582
3,017,691	Verizon Communications, Inc.	182,479,775

		215,459,357

	Transportation - 0.5%
405,733	Union Pacific Corp.	67,132,582

	Utilities - 3.8%
836,541	American Electric Power Co., Inc.	78,961,105
1,285,106	Dominion Energy, Inc.	106,085,500
653,547	Duke Energy Corp.	61,603,340
945,407	Eversource Energy	79,168,382
259,649	Exelon Corp.	11,811,433
239,326	NextEra Energy, Inc.	57,040,959
540,147	Sempra Energy	78,056,643
250,253	Xcel Energy, Inc.	15,893,568

		488,620,930

	Total Common Stocks (cost $4,748,680,461)	$5,696,704,318

PREFERRED STOCKS - 0.0%
	Diversified Financials - 0.0%
29,500	GMAC Capital Trust Series 2, 7.94%(1)	$779,095

	Total Preferred Stocks (cost $773,012)	$779,095

CORPORATE BONDS - 46.3%
	Advertising - 0.0%
$1,715,000	Lamar Media Corp. 5.75%, 02/01/2026	$1,820,044

The accompanying notes are an integral part of these financial statements.

30

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 46.3% - (continued)
	Aerospace/Defense - 1.2%
$4,220,000	BAE Systems plc 4.75%, 10/11/2021(2)	$4,422,878
	Boeing Co.
390,000	2.85%, 10/30/2024	402,419
18,750,000	3.25%, 02/01/2035	19,643,310
	DAE Funding LLC
670,000	4.50%, 08/01/2022(2)	682,181
1,365,000	5.00%, 08/01/2024(2)	1,424,787
	L3Harris Technologies, Inc.
29,890,000	3.85%, 06/15/2023(2)	31,565,114
7,545,000	4.40%, 06/15/2028(2)	8,476,740
	Lockheed Martin Corp.
11,120,000	3.55%, 01/15/2026	12,010,752
5,800,000	3.60%, 03/01/2035	6,296,643
6,025,000	4.50%, 05/15/2036	7,190,752
10,830,000	Northrop Grumman Corp. 2.93%, 01/15/2025	11,197,925
2,435,000	Raytheon Co. 4.70%, 12/15/2041	3,030,577
	TransDigm, Inc.
2,700,000	5.50%, 11/15/2027(2)	2,691,063
4,970,000	6.25%, 03/15/2026(2)	5,324,112
	United Technologies Corp.
13,440,000	2.80%, 05/04/2024	13,847,351
5,000,000	3.75%, 11/01/2046	5,544,975
8,945,000	3.95%, 08/16/2025	9,788,879
1,925,000	4.50%, 06/01/2042	2,309,924
2,590,000	4.63%, 11/16/2048	3,269,061
5,300,000	5.70%, 04/15/2040	7,076,526
1,890,000	6.13%, 07/15/2038	2,619,144

		158,815,113

	Agriculture - 0.8%
	Altria Group, Inc.
410,000	2.63%, 09/16/2026	401,685
7,655,000	3.80%, 02/14/2024	8,031,188
11,580,000	3.88%, 09/16/2046	10,732,214
1,560,000	4.25%, 08/09/2042	1,520,384
2,590,000	4.40%, 02/14/2026	2,793,377
6,825,000	4.80%, 02/14/2029	7,492,671
11,575,000	5.38%, 01/31/2044	12,940,997
552,000	5.95%, 02/14/2049	649,327
	BAT Capital Corp.
405,000	2.79%, 09/06/2024	402,934
8,515,000	3.22%, 09/06/2026	8,463,357
16,380,000	3.22%, 08/15/2024	16,629,147
9,765,000	3.46%, 09/06/2029	9,581,199
2,415,000	4.39%, 08/15/2037	2,384,974
	Imperial Brands Finance plc
6,455,000	3.50%, 02/11/2023(2)	6,615,890
5,360,000	3.75%, 07/21/2022(2)	5,531,312
425,000	MHP Lux S.A. 6.25%, 09/19/2029(2)	408,357
	Philip Morris International, Inc.
5,000,000	2.63%, 03/06/2023	5,084,376
1,230,000	4.13%, 03/04/2043	1,317,570
1,980,000	4.25%, 11/10/2044	2,182,994
2,905,000	Reynolds American, Inc. 5.85%, 08/15/2045	3,229,958

		106,393,911

	Airlines - 0.0%
	Bombardier, Inc.
4,255,000	6.13%, 01/15/2023(2)	4,137,988
1,550,000	7.88%, 04/15/2027(2)	1,460,875
1,320	Continental Airlines, Inc. 6.90%, 10/19/2023	1,376

		5,600,239

	Auto Manufacturers - 0.7%
6,730,000	Ford Motor Co. 4.75%, 01/15/2043	5,851,106

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 46.3% - (continued)
		Auto Manufacturers - 0.7% - (continued)
		Ford Motor Credit Co. LLC
	$2,405,000	4.13%, 08/04/2025	$2,396,896
	3,250,000	4.39%, 01/08/2026	3,240,855
	16,065,000	4.54%, 08/01/2026	16,181,984
	13,345,000	5.11%, 05/03/2029	13,513,807
		General Motors Co.
	9,235,000	5.15%, 04/01/2038	9,358,835
	4,930,000	5.20%, 04/01/2045	4,898,345
	5,585,000	5.95%, 04/01/2049	6,143,902
	4,850,000	6.25%, 10/02/2043	5,418,904
		General Motors Financial Co., Inc.
	10,985,000	3.50%, 11/07/2024	11,194,272
	400,000	4.00%, 10/06/2026	408,441
	10,545,000	4.35%, 01/17/2027	10,880,946
	370,000	5.10%, 01/17/2024	398,573
	6,885,000	Volkswagen Group of America Finance LLC 3.88%, 11/13/2020(2)	7,010,062

			96,896,928

		Auto Parts & Equipment - 0.0%
EUR	1,930,000	Adient Global Holdings Ltd. 3.50%, 08/15/2024(3)	1,808,038
	$410,000	Adient U.S. LLC 7.00%, 05/15/2026(2)	431,525
		American Axle & Manufacturing, Inc.
	335,000	6.25%, 04/01/2025	322,856
	890,000	6.50%, 04/01/2027(4)	843,275
	1,375,000	Panther BF Aggregator 2 L.P. / Panther Finance Co., Inc. 8.50%, 05/15/2027(2)	1,385,312

			4,791,006

		Beverages - 1.6%
		Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
	18,500,000	3.65%, 02/01/2026	19,810,347
	10,055,000	4.70%, 02/01/2036	11,675,038
	30,356,000	4.90%, 02/01/2046	36,413,929
	71,000	Anheuser-Busch InBev Finance, Inc. 4.00%, 01/17/2043	75,311
		Anheuser-Busch InBev Worldwide, Inc.
	9,174,000	3.75%, 07/15/2042	9,402,685
	18,930,000	4.15%, 01/23/2025	20,695,463
	7,095,000	4.38%, 04/15/2038	7,925,344
	4,750,000	4.60%, 04/15/2048	5,420,204
	10,135,000	4.75%, 04/15/2058	11,919,170
	1,429,000	5.45%, 01/23/2039	1,799,333
	10,880,000	5.55%, 01/23/2049	14,368,213
	805,000	Coca-Cola Icecek AS 4.22%, 09/19/2024(3)	804,775
		Constellation Brands, Inc.
	36,850,000	2.00%, 11/07/2019	36,849,135
	3,680,000	3.20%, 02/15/2023	3,789,091
	7,000,000	3.60%, 02/15/2028	7,391,635
		Molson Coors Brewing Co.
	9,210,000	3.00%, 07/15/2026	9,296,449
	3,855,000	4.20%, 07/15/2046	3,809,670
	1,315,000	5.00%, 05/01/2042	1,431,644
	6,500,000	PepsiCo, Inc. 3.38%, 07/29/2049	6,939,294

			209,816,730

		Biotechnology - 0.2%
		Amgen, Inc.
	4,790,000	3.63%, 05/22/2024	5,089,502
	7,025,000	4.40%, 05/01/2045	7,903,133
	1,905,000	4.56%, 06/15/2048	2,189,607
		Gilead Sciences, Inc.
	7,150,000	3.50%, 02/01/2025	7,594,690
	1,375,000	4.60%, 09/01/2035	1,622,470

			24,399,402

The accompanying notes are an integral part of these financial statements.

31

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 46.3% - (continued)
		Chemicals - 0.8%
		Braskem Netherlands Finance B.V.
	$1,365,000	4.50%, 01/10/2028(3)	$1,369,777
	1,155,000	4.50%, 01/31/2030(2)	1,144,605
	660,000	5.88%, 01/31/2050(2)	655,908
	2,225,000	Celanese U.S. Holdings LLC 3.50%, 05/08/2024	2,297,084
		CF Industries, Inc.
	245,000	4.95%, 06/01/2043	245,306
	1,361,000	5.15%, 03/15/2034	1,442,660
	390,000	5.38%, 03/15/2044	399,750
		Chemours Co.
	440,000	5.38%, 05/15/2027	390,980
	415,000	7.00%, 05/15/2025(4)	400,475
	9,415,000	Dow Chemical Co. 4.55%, 11/30/2025(2)	10,388,764
		DuPont de Nemours, Inc.
	12,845,000	4.21%, 11/15/2023	13,762,409
	11,965,000	4.73%, 11/15/2028	13,642,950
		Methanex Corp.
	10,290,000	4.25%, 12/01/2024	10,473,830
	3,027,000	5.65%, 12/01/2044	2,875,759
	390,000	NOVA Chemicals Corp. 5.00%, 05/01/2025(2)	391,950
		Nutrien Ltd.
	785,000	3.00%, 04/01/2025	804,913
	8,655,000	4.20%, 04/01/2029	9,570,217
		OCP S.A.
	3,919,000	4.50%, 10/22/2025(3)	4,143,214
	2,770,000	5.63%, 04/25/2024(3)	3,037,083
	405,000	Olin Corp. 5.00%, 02/01/2030	397,912
	390,000	Praxair, Inc. 2.65%, 02/05/2025	401,842
		Sherwin-Williams Co.
	9,630,000	2.75%, 06/01/2022	9,803,775
	8,835,000	2.95%, 08/15/2029	8,930,455
	380,000	3.45%, 08/01/2025	402,013
	950,000	4.55%, 08/01/2045	1,084,670
	3,000,000	Syngenta Finance N.V. 4.89%, 04/24/2025(2)	3,177,992
	430,000	Tronox Finance plc 5.75%, 10/01/2025(2)	405,275

			102,041,568

		Coal - 0.0%
	3,405,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(2)	297,937

		Commercial Banks - 10.5%
	805,000	ADCB Finance Cayman Ltd. 4.50%, 03/06/2023(3)	845,250
EUR	2,600,000	Banco de Sabadell S.A. 6.50%, 05/18/2022, (6.50% fixed rate until 05/18/2022; 5 year EUR Swap + 6.414% thereafter)(3)(5)(6)	2,971,427
		Banco do Brasil S.A.
	$845,000	4.63%, 01/15/2025, 5 year EUR Swap + 7.591%(2)(6)	882,602
	1,680,000	4.75%, 03/20/2024, 5 year EUR Swap + 7.591%(2)(6)	1,759,800
	210,000	4.88%, 04/19/2023(2)	220,238
		Bank of America Corp.
	8,185,000	2.46%, 10/22/2025, (2.46% fixed rate until 10/22/2024; 3 mo. USD LIBOR + 0.870% thereafter)(6)	8,229,091
	18,260,000	2.50%, 10/21/2022	18,430,000
	19,950,000	2.82%, 07/21/2023, (2.82% fixed rate until 07/21/2022; 3 mo. USD LIBOR + 0.930% thereafter)(6)	20,261,629
	7,090,000	2.88%, 10/22/2030, (2.88% fixed rate until 10/22/2029; 3 mo. USD LIBOR + 0.012% thereafter)(6)	7,130,616

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 46.3% - (continued)
	Commercial Banks - 10.5% - (continued)
$9,905,000	2.94%, 04/24/2023, 3 mo. USD LIBOR + 1.000%(1)	$10,006,922
3,733,000	3.00%, 12/20/2023, (3.00% fixed rate until 12/20/2022; 3 mo. USD LIBOR + 0.790% thereafter)(6)	3,818,592
15,270,000	3.09%, 10/01/2025, (3.09% fixed rate until 10/01/2024; 3 mo. USD LIBOR + 1.090% thereafter)(6)	15,774,032
7,500,000	3.12%, 01/20/2023, (3.12% fixed rate until 01/20/2022; 3 mo. USD LIBOR + 1.160% thereafter)(6)	7,656,447
15,020,000	3.37%, 01/23/2026, (3.37% fixed rate until 01/23/2025; 3 mo. USD LIBOR + 0.810% thereafter)(6)	15,711,825
760,000	3.46%, 03/15/2025, (3.46% fixed rate until 03/15/2024; 3 mo. USD LIBOR + 0.970% thereafter)(6)	794,071
7,025,000	3.56%, 04/23/2027, (3.56% fixed rate until 04/23/2026; 3 mo. USD LIBOR + 1.060% thereafter)(6)	7,420,938
9,280,000	3.71%, 04/24/2028, (3.71% fixed rate until 04/24/2027; 3 mo. USD LIBOR + 1.512% thereafter)(6)	9,922,957
9,550,000	3.82%, 01/20/2028, (3.82% fixed rate until 01/20/2027; 3 mo. USD LIBOR + 1.575% thereafter)(6)	10,277,262
5,015,000	3.86%, 07/23/2024, (3.86% fixed rate until 07/23/2023; 3 mo. USD LIBOR + 0.940% thereafter)(6)	5,295,254
4,795,000	3.97%, 02/07/2030, (3.97% fixed rate until 02/07/2029; 3 mo. USD LIBOR + 1.210% thereafter)(6)	5,232,559
5,895,000	4.00%, 01/22/2025	6,287,719
4,260,000	4.10%, 07/24/2023	4,547,730
2,450,000	4.20%, 08/26/2024	2,637,759
9,195,000	4.33%, 03/15/2050, (4.33% fixed rate until 03/15/2049; 3 mo. USD LIBOR + 1.52% thereafter)(6)	10,923,917
1,760,000	5.00%, 01/21/2044	2,243,553
9,525,000	7.75%, 05/14/2038	14,686,850
24,100,000	Bank of Montreal 2.90%, 03/26/2022	24,591,832
	Bank of New York Mellon Corp.
17,290,000	2.10%, 10/24/2024	17,358,348
15,380,000	2.20%, 08/16/2023	15,468,586
4,525,000	2.66%, 05/16/2023, (2.66% fixed rate until 05/16/2022; 3 mo. USD LIBOR + 0.634% thereafter)(6)	4,590,428
8,855,000	2.99%, 10/30/2023, 3 mo. USD LIBOR + 1.050%(1)	9,004,700
	Barclays plc
2,205,000	3.68%, 01/10/2023	2,255,258
12,795,000	3.93%, 05/07/2025, (3.93% fixed rate until 05/07/2024; 3 mo. USD LIBOR + 1.610% thereafter)(6)	13,348,603
	BB&T Corp.
4,005,000	2.20%, 03/16/2023	4,023,583
15,195,000	2.50%, 08/01/2024	15,395,011
16,265,000	3.05%, 06/20/2022	16,688,607
9,840,000	Capital One Financial Corp. 3.75%, 07/28/2026	10,383,582
375,000	Citibank NA 3.65%, 01/23/2024	398,260
	Citigroup, Inc.
6,550,000	2.70%, 10/27/2022	6,658,740
5,290,000	2.90%, 12/08/2021	5,379,468
4,855,000	2.98%, 11/05/2030, (2.98% fixed rate until 11/05/2029; 3 mo. USD LIBOR + 1.422% thereafter)(6)	4,895,911

The accompanying notes are an integral part of these financial statements.

32

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 46.3% - (continued)
	Commercial Banks - 10.5% - (continued)
$7,420,000	3.14%, 01/24/2023, (3.14% fixed rate until 01/24/2022; 3 mo. USD LIBOR + 0.722% thereafter)(6)	$7,567,183
3,770,000	3.20%, 10/21/2026	3,909,935
14,050,000	3.22%, 05/17/2024, 3 mo. USD LIBOR + 1.100%(1)	14,223,452
17,135,000	3.35%, 04/24/2025, (3.35% fixed rate until 04/24/2024; 3 mo. USD LIBOR + 0.897% thereafter)(6)	17,826,562
10,570,000	3.52%, 10/27/2028, (3.52% fixed rate until 10/27/2027; 3 mo. USD LIBOR + 1.151% thereafter)(6)	11,126,991
38,350,000	3.98%, 03/20/2030, (3.98% fixed rate until 03/20/2029; 3 mo. USD LIBOR + 1.338% thereafter)(6)	41,805,469
7,440,000	4.30%, 11/20/2026	8,060,759
5,180,000	4.45%, 09/29/2027	5,698,942
2,585,000	4.60%, 03/09/2026	2,836,836
	Credit Suisse Group AG
9,580,000	3.00%, 12/14/2023, (3.00% fixed rate until 12/14/2022; 3 mo. USD LIBOR + 1.200% thereafter)(2)(6)	9,717,934
9,725,000	4.21%, 06/12/2024, (4.21% fixed rate until 06/12/2023; 3 mo. USD LIBOR + 1.240% thereafter)(2)(6)	10,267,889
3,855,000	6.25%, 12/18/2024, (6.25% fixed rate until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(3)(5)(6)	4,110,394
	Credit Suisse Group Funding Guernsey Ltd.
5,870,000	3.13%, 12/10/2020	5,934,304
10,410,000	3.80%, 09/15/2022	10,848,785
	Discover Bank
1,470,000	3.35%, 02/06/2023	1,517,511
5,855,000	4.20%, 08/08/2023	6,250,590
3,045,000	Fifth Third Bancorp 2.38%, 01/28/2025	3,059,301
19,000,000	Fifth Third Bank 3.95%, 07/28/2025	20,787,984
3,070,000	Freedom Mortgage Corp. 8.13%, 11/15/2024(2)	2,878,125
	Goldman Sachs Group, Inc.
10,375,000	2.35%, 11/15/2021	10,412,784
9,635,000	2.88%, 10/31/2022, (2.88% fixed rate until 10/31/2021; 3 mo. USD LIBOR + 0.821% thereafter)(6)	9,766,614
14,115,000	2.91%, 07/24/2023, (2.91% fixed rate until 07/24/2022; 3 mo. USD LIBOR + 0.990% thereafter)(6)	14,331,430
18,540,000	3.27%, 09/29/2025, (3.27% fixed rate until 09/29/2024; 3 mo. USD LIBOR + 1.201% thereafter)(6)	19,169,127
7,115,000	3.50%, 01/23/2025	7,438,383
9,820,000	3.50%, 11/16/2026	10,231,247
7,105,000	3.69%, 06/05/2028, (3.69% fixed rate until 06/05/2027; 3 mo. USD LIBOR + 1.510% thereafter)(6)	7,503,682
6,425,000	3.72%, 11/29/2023, 3 mo. USD LIBOR + 1.600%(1)	6,635,125
6,800,000	3.85%, 01/26/2027	7,235,945
21,760,000	4.02%, 10/31/2038, (4.02% fixed rate until 10/31/2037; 3 mo. USD LIBOR + 1.373% thereafter)(6)	23,493,372
2,625,000	4.80%, 07/08/2044	3,191,894
1,835,000	5.15%, 05/22/2045	2,233,172
2,015,000	Grupo Aval Ltd. 4.75%, 09/26/2022(3)	2,090,159
	HSBC Holdings plc
5,300,000	2.65%, 01/05/2022	5,357,022

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 46.3% - (continued)
	Commercial Banks - 10.5% - (continued)
$10,575,000	3.03%, 11/22/2023, (3.03% fixed rate until 11/22/2022; 3 mo. USD LIBOR + 0.923% thereafter)(6)	$10,811,718
4,695,000	3.26%, 03/13/2023, (3.26% fixed rate until 03/13/2022; 3 mo. USD LIBOR + 1.055% thereafter)(6)	4,798,487
13,270,000	3.60%, 05/25/2023	13,860,547
5,780,000	3.97%, 05/22/2030, (3.97% fixed rate until 05/22/2029; 3 mo. USD LIBOR + 1.610% thereafter)(6)	6,241,181
7,245,000	4.25%, 03/14/2024	7,693,580
6,755,000	4.30%, 03/08/2026	7,365,542
3,120,000	4.58%, 06/19/2029, (4.58% fixed rate until 06/19/2028; 3 mo. USD LIBOR + 1.535% thereafter)(6)	3,490,376
4,440,000	6.80%, 06/01/2038	6,251,797
1,205,000	Industrial & Commercial Bank of China Ltd. 4.88%, 09/21/2025(3)	1,320,596
	JP Morgan Chase & Co.
16,200,000	2.30%, 10/15/2025, (2.30% fixed rate until 10/15/2024; 3 mo. USD SOFR + 1.160% thereafter)(6)	16,167,018
9,510,000	2.60%, 02/01/2021, (2.60% fixed rate until 02/01/2020; 3 mo. USD LIBOR + 0.280% thereafter)(6)	9,522,780
11,795,000	2.74%, 10/15/2030, (2.74% fixed rate until 10/15/2029; 3 mo. USD SOFR + 1.510% thereafter)(6)	11,764,567
8,300,000	2.78%, 04/25/2023, (2.78% fixed rate until 04/25/2022; 3 mo. USD LIBOR + 0.935% thereafter)(6)	8,419,341
22,475,000	2.97%, 01/15/2023	22,910,193
8,000,000	3.17%, 10/24/2023, 3 mo. USD LIBOR + 1.230%(1)	8,139,723
16,310,000	3.21%, 04/01/2023, (3.21% fixed rate until 04/01/2022; 3 mo. USD LIBOR + 0.695% thereafter)(6)	16,702,040
9,440,000	3.22%, 03/01/2025, (3.22% fixed rate until 03/01/2024; 3 mo. USD LIBOR + 1.155% thereafter)(6)	9,785,784
19,950,000	3.30%, 04/01/2026	20,966,300
8,740,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD LIBOR + 1.160% thereafter)(6)	9,401,863
19,130,000	3.80%, 07/23/2024, (3.80% fixed rate until 07/23/2023; 3 mo. USD LIBOR + 0.890% thereafter)(6)	20,233,728
20,290,000	3.88%, 07/24/2038, (3.88% fixed rate until 07/24/2037; 3 mo. USD LIBOR + 1.360% thereafter)(6)	22,224,382
10,685,000	3.96%, 01/29/2027, (3.96% fixed rate until 01/29/2026; 3 mo. USD LIBOR + 1.245% thereafter)(6)	11,566,874
20,000,000	3.96%, 11/15/2048, (3.96% fixed rate until 11/15/2047; 3 mo. USD LIBOR + 1.380% thereafter)(6)	22,381,577
745,000	4.02%, 12/05/2024, (4.02% fixed rate until 12/05/2023; 3 mo. USD LIBOR + 1.000% thereafter)(6)	795,509
4,055,000	4.26%, 02/22/2048, (4.26% fixed rate until 02/22/2047; 3 mo. USD LIBOR + 1.580% thereafter)(6)	4,732,354
12,025,000	KeyCorp. 2.55%, 10/01/2029	11,770,285
	Morgan Stanley
4,505,000	2.50%, 04/21/2021	4,537,766
13,795,000	2.63%, 11/17/2021	13,951,571

The accompanying notes are an integral part of these financial statements.

33

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 46.3% - (continued)
	Commercial Banks - 10.5% - (continued)
$7,795,000	2.72%, 07/22/2025, (2.72% fixed rate until 07/22/2024; 3 mo. USD SOFR + 1.152% thereafter)(6)	$7,904,155
19,330,000	2.75%, 05/19/2022	19,628,575
2,945,000	3.13%, 01/23/2023	3,030,192
8,665,000	3.13%, 07/27/2026	8,998,499
7,125,000	3.34%, 10/24/2023, 3 mo. USD LIBOR + 1.400%(1)	7,268,809
13,070,000	3.59%, 07/22/2028, (3.59% fixed rate until 07/22/2027; 3 mo. USD LIBOR + 1.340% thereafter)(6)	13,792,897
8,040,000	3.63%, 01/20/2027	8,573,670
2,935,000	3.70%, 10/23/2024	3,122,589
7,260,000	3.74%, 04/24/2024, (3.74% fixed rate until 04/24/2023; 3 mo. USD LIBOR + 0.847% thereafter)(6)	7,602,929
6,320,000	3.95%, 04/23/2027	6,732,580
9,690,000	4.00%, 07/23/2025	10,508,836
2,300,000	4.35%, 09/08/2026	2,505,001
2,845,000	4.38%, 01/22/2047	3,355,827
2,555,000	4.43%, 01/23/2030, (4.43% fixed rate until 01/23/2029; 3 mo. USD LIBOR + 1.628% thereafter)(6)	2,869,485
15,825,000	4.46%, 04/22/2039, (4.46% fixed rate until 04/22/2038; 3 mo. USD LIBOR + 1.431% thereafter)(6)	18,367,787
	PNC Bank NA
7,465,000	2.70%, 11/01/2022	7,598,286
3,600,000	2.70%, 10/22/2029	3,612,976
	PNC Financial Services Group, Inc.
19,220,000	3.45%, 04/23/2029	20,700,739
4,310,000	3.90%, 04/29/2024	4,618,206
17,500,000	Royal Bank of Canada 2.80%, 04/29/2022	17,860,153
	Santander Holdings USA, Inc.
6,970,000	3.40%, 01/18/2023	7,165,225
6,145,000	3.70%, 03/28/2022	6,317,043
8,700,000	Santander UK Group Holdings plc 3.57%, 01/10/2023	8,890,045
	State Street Corp.
340,000	3.70%, 11/20/2023	362,732
7,445,000	3.78%, 12/03/2024, (3.78% fixed rate until 12/03/2023; 3 mo. USD LIBOR + 0.770% thereafter)(6)	7,891,570
13,325,000	U.S. Bancorp 2.40%, 07/30/2024	13,558,610
11,470,000	UBS AG 2.45%, 12/01/2020(2)	11,515,651
21,500,000	UBS Group Funding Switzerland AG 2.65%, 02/01/2022(2)	21,760,459
2,850,000	Wachovia Corp. 5.50%, 08/01/2035	3,618,595
	Wells Fargo & Co.
8,500,000	2.10%, 07/26/2021	8,515,958
19,030,000	2.41%, 10/30/2025, (2.41% fixed rate until 10/30/2024; 3 mo. USD LIBOR + 0.825% thereafter)(6)	19,046,097
14,455,000	2.63%, 07/22/2022	14,650,459
4,885,000	2.88%, 10/30/2030, (2.88% fixed rate until 10/30/2029; 3 mo. USD LIBOR + 1.170% thereafter)(6)	4,900,590
7,285,000	3.00%, 10/23/2026	7,485,758
11,480,000	3.07%, 01/24/2023	11,705,246
7,100,000	3.16%, 10/31/2023, 3 mo. USD LIBOR + 1.230%(1)	7,224,404
9,965,000	3.45%, 02/13/2023	10,308,203
5,540,000	3.75%, 01/24/2024	5,862,255
4,080,000	4.13%, 08/15/2023	4,335,803
880,000	4.40%, 06/14/2046	997,787

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 46.3% - (continued)
	Commercial Banks - 10.5% - (continued)
$3,690,000	4.65%, 11/04/2044	$4,346,723
2,655,000	4.75%, 12/07/2046	3,171,218
3,026,000	4.90%, 11/17/2045	3,661,432
1,475,000	5.38%, 11/02/2043	1,868,220
4,408,000	5.61%, 01/15/2044	5,770,926
	Wells Fargo Bank NA
10,000,000	2.60%, 01/15/2021	10,085,359
12,920,000	3.55%, 08/14/2023	13,583,082

		1,366,987,979

	Commercial Services - 0.4%
715,000	Aeropuerto Internacional de Tocumen S.A. 6.00%, 11/18/2048(2)	890,175
	APX Group, Inc.
1,775,000	7.63%, 09/01/2023(4)	1,562,000
2,025,000	7.88%, 12/01/2022	2,022,469
2,620,000	Ashtead Capital, Inc. 4.00%, 05/01/2028(2)	2,629,825
	Atento Luxco 1 S.A.
785,000	6.13%, 08/10/2022(3)	800,700
1,355,000	6.13%, 08/10/2022(2)	1,382,100
1,285,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(2)	1,246,450
190,000	Cardtronics, Inc. / Cardtronics USA, Inc. 5.50%, 05/01/2025(2)	196,175
1,410,000	CommonSpirit Health 4.35%, 11/01/2042	1,487,321
8,150,000	Global Payments, Inc. 2.65%, 02/15/2025	8,250,244
2,570,000	Herc Holdings, Inc. 5.50%, 07/15/2027(2)	2,663,162
	IHS Markit Ltd.
385,000	3.63%, 05/01/2024	402,514
11,565,000	4.13%, 08/01/2023	12,216,456
	Moody’s Corp.
11,195,000	2.63%, 01/15/2023	11,369,831
6,230,000	2.75%, 12/15/2021	6,326,425
	Service Corp. International
775,000	4.63%, 12/15/2027	809,875
550,000	5.13%, 06/01/2029	585,750
	United Rentals North America, Inc.
330,000	3.88%, 11/15/2027	333,382
2,035,000	5.88%, 09/15/2026	2,155,920

		57,330,774

	Construction Materials - 0.1%
2,971,000	Johnson Controls International plc 4.63%, 07/02/2044	3,210,331
1,280,000	Norbord, Inc. 5.75%, 07/15/2027(2)	1,324,800
3,925,000	Standard Industries, Inc. 5.38%, 11/15/2024(2)	4,038,040

		8,573,171

	Distribution/Wholesale - 0.0%
	American Builders & Contractors Supply Co., Inc.
1,041,000	4.00%, 01/15/2028(2)	1,038,397
1,400,000	5.75%, 12/15/2023(2)	1,439,900
1,600,000	Core & Main Holdings L.P. (8.63% Cash, 9.38% PIK) 8.63%, 09/15/2024(2)(7)	1,592,000
950,000	IAA, Inc. 5.50%, 06/15/2027(2)	1,017,830
875,000	Performance Food Group, Inc. 5.50%, 10/15/2027(2)	925,313

		6,013,440

	Diversified Financial Services - 0.8%
9,020,000	AIG Global Funding 2.15%, 07/02/2020(2)	9,034,525
1,950,000	Ally Financial, Inc. 3.88%, 05/21/2024	2,036,580
6,740,000	American Express Co. 3.70%, 11/05/2021	6,972,670
1,325,000	Credit Acceptance Corp. 6.63%, 03/15/2026(2)	1,407,813
1,170,000	Fly Leasing Ltd. 5.25%, 10/15/2024	1,205,100

The accompanying notes are an integral part of these financial statements.

34

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 46.3% - (continued)
	Diversified Financial Services - 0.8% - (continued)
$10,404,000	GE Capital International Funding Co. 4.42%, 11/15/2035	$10,980,876
3,640,000	goeasy Ltd. 7.88%, 11/01/2022(2)	3,781,050
740,000	Intercontinental Exchange, Inc. 3.75%, 12/01/2025	799,499
625,000	Minejesa Capital B.V. 5.63%, 08/10/2037(3)	686,459
	Nasdaq, Inc.
1,805,000	3.85%, 06/30/2026	1,940,847
16,765,000	4.25%, 06/01/2024	18,118,839
	National Rural Utilities Cooperative Finance Corp.
6,625,000	3.25%, 11/01/2025	6,981,263
14,585,000	3.70%, 03/15/2029	16,133,980
	Navient Corp.
1,687,000	5.50%, 01/25/2023	1,752,371
210,000	5.63%, 08/01/2033	182,700
1,816,000	6.50%, 06/15/2022	1,943,120
	Springleaf Finance Corp.
1,430,000	6.13%, 05/15/2022	1,537,250
575,000	6.13%, 03/15/2024	628,906
255,000	6.88%, 03/15/2025	288,788
490,000	7.13%, 03/15/2026	558,600
1,610,000	7.75%, 10/01/2021	1,754,932
2,815,000	8.25%, 12/15/2020	2,994,456
4,330,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.75%, 06/01/2025(2)	4,454,488
3,665,000	Visa, Inc. 3.15%, 12/14/2025	3,917,960

		100,093,072

	Electric - 3.5%
	Abu Dhabi National Energy Co. PJSC
785,000	3.63%, 01/12/2023(3)	806,588
340,000	4.00%, 10/03/2049(2)	345,644
300,000	4.38%, 06/22/2026(3)	323,631
285,000	4.88%, 04/23/2030(2)	322,546
613,000	4.88%, 04/23/2030(3)	693,757
527,000	5.88%, 12/13/2021(3)	562,140
4,430,000	AEP Texas, Inc. 3.80%, 10/01/2047	4,795,908
2,565,000	AEP Transmission Co. LLC 3.10%, 12/01/2026	2,682,140
4,100,000	AES Corp. 5.13%, 09/01/2027	4,407,418
2,663,000	Alabama Power Co. 3.55%, 12/01/2023	2,824,397
9,630,000	Appalachian Power Co. 4.50%, 03/01/2049	11,645,258
5,210,000	Baltimore Gas & Electric Co. 3.50%, 11/15/2021	5,350,874
	Berkshire Hathaway Energy Co.
15,710,000	3.25%, 04/15/2028	16,658,568
370,000	3.75%, 11/15/2023	393,448
500,000	5.95%, 05/15/2037	689,404
	CenterPoint Energy, Inc.
6,740,000	2.50%, 09/01/2022	6,800,333
810,000	2.50%, 09/01/2024	815,022
1,155,000	Centrais Electricas Brasileiras S.A. 5.75%, 10/27/2021(3)	1,209,141
	Cleco Corporate Holdings LLC
5,340,000	3.38%, 09/15/2029(2)	5,331,824
3,770,000	3.74%, 05/01/2026	3,888,088
	Commonwealth Edison Co.
605,000	3.65%, 06/15/2046	660,298
14,120,000	3.70%, 08/15/2028	15,502,084
1,120,000	4.35%, 11/15/2045	1,339,422
	Consolidated Edison Co. of New York, Inc.
865,000	4.50%, 12/01/2045	1,031,193
5,050,000	4.50%, 05/15/2058	6,027,494
1,930,000	Dominion Energy South Carolina, Inc. 5.30%, 05/15/2033	2,454,669

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 46.3% - (continued)
	Electric - 3.5% - (continued)
	Dominion Energy, Inc.
$11,710,000	3.90%, 10/01/2025	$12,592,526
8,512,000	4.25%, 06/01/2028	9,543,283
3,390,000	7.00%, 06/15/2038	4,772,884
	DTE Energy Co.
655,000	2.60%, 06/15/2022	661,847
4,150,000	3.80%, 03/15/2027	4,472,434
	Duke Energy Carolinas LLC
9,845,000	2.95%, 12/01/2026	10,311,192
3,270,000	3.75%, 06/01/2045	3,586,177
3,305,000	3.88%, 03/15/2046	3,720,717
3,000,000	5.30%, 02/15/2040	3,917,218
	Duke Energy Corp.
4,000,000	2.65%, 09/01/2026	4,038,376
3,000,000	3.95%, 10/15/2023	3,192,484
	Duke Energy Progress LLC
2,060,000	4.10%, 05/15/2042	2,347,083
1,940,000	4.15%, 12/01/2044	2,221,890
6,845,000	4.20%, 08/15/2045	7,928,785
2,730,000	4.38%, 03/30/2044	3,225,556
	Emera U.S. Finance L.P.
385,000	3.55%, 06/15/2026	404,368
1,755,000	4.75%, 06/15/2046	2,060,098
460,000	Empresa Electrica Guacolda S.A. 4.56%, 04/30/2025(3)	396,335
	Entergy Corp.
1,930,000	2.95%, 09/01/2026	1,979,653
355,000	4.00%, 07/15/2022	371,359
801,000	Eskom Holdings SOC Ltd. 5.75%, 01/26/2021(3)	806,174
	Evergy, Inc.
5,805,000	2.45%, 09/15/2024	5,839,275
7,110,000	2.90%, 09/15/2029	7,149,344
	Eversource Energy
2,775,000	2.80%, 05/01/2023	2,819,490
9,905,000	3.80%, 12/01/2023	10,491,732
2,105,000	Exelon Corp. 3.40%, 04/15/2026	2,214,360
6,525,000	FirstEnergy Corp. 7.38%, 11/15/2031	9,272,722
	FirstEnergy Transmission LLC
7,260,000	4.35%, 01/15/2025(2)	7,881,508
3,150,000	4.55%, 04/01/2049(2)	3,701,108
2,790,000	5.45%, 07/15/2044(2)	3,546,779
	Fortis, Inc.
4,960,000	2.10%, 10/04/2021	4,956,413
4,372,000	3.06%, 10/04/2026	4,503,813
	Georgia Power Co.
405,000	2.20%, 09/15/2024	404,416
4,570,000	2.40%, 04/01/2021	4,588,685
2,600,000	Infraestructura Energetica Nova S.A.B. de C.V. 4.88%, 01/14/2048(2)	2,476,500
835,000	Instituto Costarricense de Electricidad 6.95%, 11/10/2021(3)	847,533
7,155,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024	7,429,802
	Israel Electric Corp. Ltd.
6,240,000	4.25%, 08/14/2028(2)(3)	6,769,838
1,195,000	5.00%, 11/12/2024(2)(3)	1,313,902
	ITC Holdings Corp.
7,280,000	2.70%, 11/15/2022	7,390,539
6,355,000	3.25%, 06/30/2026	6,628,836
850,000	Lamar Funding Ltd. 3.96%, 05/07/2025(3)	793,633
4,308,000	Metropolitan Edison Co. 4.30%, 01/15/2029(2)	4,841,803
6,590,000	Mid-Atlantic Interstate Transmission LLC 4.10%, 05/15/2028(2)	7,261,029
	MidAmerican Energy Co.
9,015,000	3.65%, 04/15/2029	9,985,235
2,598,000	4.40%, 10/15/2044	3,146,648

The accompanying notes are an integral part of these financial statements.

35

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 46.3% - (continued)
	Electric - 3.5% - (continued)
$660,000	Minejesa Capital B.V. 4.63%, 08/10/2030(3)	$682,288
765,000	Mong Duong Finance Holdings B.V. 5.13%, 05/07/2029(2)	778,001
390,000	National Rural Utilities Cooperative Finance Corp. 2.85%, 01/27/2025	401,707
	NextEra Energy Capital Holdings, Inc.
375,000	2.80%, 01/15/2023	382,852
15,470,000	3.15%, 04/01/2024	16,079,389
1,445,000	NextEra Energy Operating Partners L.P. 4.25%, 07/15/2024(2)	1,484,304
2,330,000	Northern States Power Co. 3.60%, 09/15/2047	2,535,527
	Oncor Electric Delivery Co. LLC
10,782,000	2.95%, 04/01/2025	11,210,337
3,915,000	4.10%, 06/01/2022	4,109,106
430,000	Pacific Gas & Electric Co. 6.05%, 03/01/2034	431,075
	PacifiCorp.
3,500,000	4.10%, 02/01/2042	3,981,119
3,825,000	4.15%, 02/15/2050	4,532,513
9,625,000	PECO Energy Co. 3.90%, 03/01/2048	10,886,395
7,975,000	Pennsylvania Electric Co. 3.25%, 03/15/2028(2)	8,272,339
2,700,000	Potomac Electric Power Co. 4.15%, 03/15/2043	3,047,726
380,000	PSEG Power LLC 3.85%, 06/01/2023	401,216
	Public Service Co. of Colorado
2,195,000	3.60%, 09/15/2042	2,372,832
235,000	3.80%, 06/15/2047	264,407
90,000	4.05%, 09/15/2049	106,895
8,830,000	Public Service Enterprise Group, Inc. 2.88%, 06/15/2024	9,062,411
750,000	Puget Energy, Inc. 5.63%, 07/15/2022	804,980
	SCANA Corp.
2,197,000	4.13%, 02/01/2022	2,267,635
750,000	4.75%, 05/15/2021	769,362
	Sempra Energy
755,000	3.75%, 11/15/2025	796,486
3,115,000	4.00%, 02/01/2048	3,262,008
9,647,000	Sierra Pacific Power Co. 2.60%, 05/01/2026	9,853,163
	Southern California Edison Co.
4,695,000	2.85%, 08/01/2029	4,704,115
4,585,000	4.00%, 04/01/2047	4,819,999
580,000	4.65%, 10/01/2043	648,363
595,000	5.63%, 02/01/2036	705,664
1,775,000	5.95%, 02/01/2038	2,192,218
67,000	6.00%, 01/15/2034	81,909
	Southern Co.
20,545,000	2.75%, 06/15/2020	20,625,824
7,055,000	2.95%, 07/01/2023	7,227,394
3,000,000	3.25%, 07/01/2026	3,131,634
5,345,000	4.40%, 07/01/2046	6,026,802
552,000	Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(2)	585,293
775,000	Termocandelaria Power Ltd. 7.88%, 01/30/2029(2)	850,570
765,000	Xcel Energy, Inc. 3.30%, 06/01/2025	802,194

		457,544,723

	Electronics - 0.1%
15,019,000	Fortive Corp. 3.15%, 06/15/2026	15,455,694

	Energy-Alternate Sources - 0.0%
800,000	Azure Power Energy Ltd. 5.50%, 11/03/2022(3)	808,952
	Greenko Dutch B.V.
840,000	4.88%, 07/24/2022(3)	845,259
805,000	5.25%, 07/24/2024(3)	810,844

		2,465,055

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 46.3% - (continued)
	Engineering & Construction - 0.1%
$200,000	Aeropuerto Internacional de Tocumen S.A. 6.00%, 11/18/2048(3)	$249,000
375,000	Aeropuertos Argentina 2000 S.A. 6.88%, 02/01/2027(3)	346,875
2,845,000	Bioceanico Sovereign Certificate Ltd. 0.00%, 06/05/2034(2)(8)	1,970,163
	Fluor Corp.
390,000	3.50%, 12/15/2024	388,489
12,570,000	4.25%, 09/15/2028	12,442,610
3,255,000	Mexico City Airport Trust 4.25%, 10/31/2026(3)	3,328,237

		18,725,374

	Entertainment - 0.2%
2,775,000	Caesars Resort Collection LLC / CRC Finco, Inc. 5.25%, 10/15/2025(2)	2,840,907
	Eldorado Resorts, Inc.
2,045,000	6.00%, 04/01/2025	2,149,806
405,000	6.00%, 09/15/2026	443,981
7,180,000	GLP Capital L.P. / GLP Financing II, Inc. 5.30%, 01/15/2029	7,938,136
1,320,000	Golden Entertainment, Inc. 7.63%, 04/15/2026(2)	1,387,650
4,110,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(2)	4,366,875
4,625,000	Penn National Gaming, Inc. 5.63%, 01/15/2027(2)(4)	4,763,750

		23,891,105

	Environmental Control - 0.3%
	Clean Harbors, Inc.
2,042,000	4.88%, 07/15/2027(2)	2,128,663
905,000	5.13%, 07/15/2029(2)	963,825
19,005,000	Republic Services, Inc. 2.50%, 08/15/2024	19,321,831
1,535,000	Stericycle, Inc. 5.38%, 07/15/2024(2)	1,596,400
3,910,000	Tervita Corp. 7.63%, 12/01/2021(2)	3,861,125
5,365,000	Waste Management, Inc. 2.95%, 06/15/2024	5,561,311
1,170,000	Waste Pro USA, Inc. 5.50%, 02/15/2026(2)	1,208,025

		34,641,180

	Food - 0.7%
1,175,000	B&G Foods, Inc. 5.25%, 09/15/2027	1,172,062
1,030,000	BRF S.A. 4.88%, 01/24/2030(2)	1,027,322
	Conagra Brands, Inc.
550,000	4.30%, 05/01/2024	590,097
1,880,000	4.60%, 11/01/2025	2,086,126
3,510,000	5.30%, 11/01/2038	4,116,867
6,705,000	Danone S.A. 2.59%, 11/02/2023(2)	6,821,459
	Hershey Co.
7,500,000	2.45%, 11/15/2029	7,588,031
4,720,000	3.13%, 11/15/2049	4,815,030
	Kraft Heinz Foods Co.
2,405,000	4.38%, 06/01/2046	2,349,771
1,870,000	5.00%, 07/15/2035	2,031,661
385,000	McCormick & Co., Inc. 3.15%, 08/15/2024	402,443
	Minerva Luxembourg S.A.
880,000	5.88%, 01/19/2028(3)	897,160
265,000	6.50%, 09/20/2026(2)	276,594
960,000	6.50%, 09/20/2026(3)	1,002,000
	Nestle Holdings, Inc.
12,065,000	3.35%, 09/24/2023(2)	12,695,854
11,500,000	3.90%, 09/24/2038(2)	13,180,984
	Post Holdings, Inc.
3,010,000	5.00%, 08/15/2026(2)	3,130,701
1,320,000	5.63%, 01/15/2028(2)	1,412,400
2,865,000	5.75%, 03/01/2027(2)	3,050,165

The accompanying notes are an integral part of these financial statements.

36

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 46.3% - (continued)
	Food - 0.7% - (continued)
	TreeHouse Foods, Inc.
$2,340,000	4.88%, 03/15/2022	$2,348,775
605,000	6.00%, 02/15/2024(2)	627,688
	Tyson Foods, Inc.
5,000,000	2.25%, 08/23/2021	5,024,605
9,005,000	4.00%, 03/01/2026	9,834,763
9,330,000	5.10%, 09/28/2048	11,449,435

		97,931,993

	Food Service - 0.0%
1,450,000	Aramark Services, Inc. 5.00%, 02/01/2028(2)	1,515,250

	Forest Products & Paper - 0.0%
	Celulosa Arauco y Constitucion S.A.
335,000	4.20%, 01/29/2030(2)	334,330
870,000	4.50%, 08/01/2024	904,808
350,000	5.15%, 01/29/2050(2)	345,870
505,000	5.50%, 04/30/2049(2)	532,144
1,450,000	Schweitzer-Mauduit International, Inc. 6.88%, 10/01/2026(2)	1,547,875
	Suzano Austria GmbH
530,000	5.00%, 01/15/2030	545,635
655,000	6.00%, 01/15/2029	723,775

		4,934,437

	Gas - 0.4%
	AmeriGas Partners L.P. / AmeriGas Finance Corp.
692,000	5.50%, 05/20/2025	742,239
830,000	5.75%, 05/20/2027	908,850
2,738,000	5.88%, 08/20/2026	3,032,335
11,000,000	Brooklyn Union Gas Co. 3.87%, 03/04/2029(2)	12,156,901
6,070,000	CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	6,211,865
15,000,000	NiSource, Inc. 2.65%, 11/17/2022	15,201,877
8,750,000	Sempra Energy 2.40%, 02/01/2020	8,754,198
405,000	Southern Co. Gas Capital Corp. 2.45%, 10/01/2023	408,195

		47,416,460

	Healthcare-Products - 0.8%
	Abbott Laboratories
18,115,000	2.90%, 11/30/2021	18,480,539
5,425,000	3.40%, 11/30/2023	5,722,881
6,550,000	4.75%, 11/30/2036	8,050,348
	Alcon Finance Corp.
400,000	2.75%, 09/23/2026(2)	408,373
1,565,000	3.00%, 09/23/2029(2)	1,597,173
2,785,000	3.80%, 09/23/2049(2)	2,897,238
5,340,000	Avantor, Inc. 6.00%, 10/01/2024(2)	5,707,819
	Becton Dickinson and Co.
18,345,000	2.89%, 06/06/2022	18,704,050
16,390,000	3.36%, 06/06/2024	17,167,734
	Boston Scientific Corp.
7,000,000	3.38%, 05/15/2022	7,231,927
7,160,000	4.00%, 03/01/2028	7,981,506
1,640,000	Hill-Rom Holdings, Inc. 4.38%, 09/15/2027(2)	1,689,200
2,465,000	Sotera Health Holdings LLC 6.50%, 05/15/2023(2)	2,511,219
1,680,000	Stryker Corp. 4.63%, 03/15/2046	2,053,961
4,055,000	Thermo Fisher Scientific, Inc. 3.00%, 04/15/2023	4,184,742

		104,388,710

	Healthcare-Services - 1.2%
10,165,000	Aetna, Inc. 2.80%, 06/15/2023	10,321,836

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 46.3% - (continued)
		Healthcare-Services - 1.2% - (continued)
		Anthem, Inc.
	$4,640,000	2.38%, 01/15/2025	$4,637,165
	5,430,000	2.88%, 09/15/2029	5,378,266
	4,760,000	3.13%, 05/15/2022	4,883,469
	2,850,000	3.30%, 01/15/2023	2,958,536
	3,175,000	3.50%, 08/15/2024	3,339,593
	15,420,000	3.65%, 12/01/2027	16,308,478
	5,325,000	4.38%, 12/01/2047	5,708,832
	3,315,000	4.63%, 05/15/2042	3,656,210
	415,000	Catalent Pharma Solutions, Inc. 5.00%, 07/15/2027(2)	433,675
	510,000	Charles River Laboratories International, Inc. 4.25%, 05/01/2028(2)	519,614
	1,560,000	CHS/Community Health Systems, Inc. 8.13%, 06/30/2024(2)(4)	1,185,600
	3,165,000	CommonSpirit Health 2.76%, 10/01/2024	3,212,662
	235,000	Dignity Health 4.50%, 11/01/2042	252,419
	2,655,000	HCA Healthcare, Inc. 6.25%, 02/15/2021	2,781,112
		HCA, Inc.
	4,470,000	4.13%, 06/15/2029	4,735,540
	4,840,000	5.13%, 06/15/2039	5,315,661
	4,985,000	5.38%, 02/01/2025	5,477,269
	1,500,000	5.38%, 09/01/2026	1,635,000
	115,000	5.63%, 09/01/2028	129,231
	2,125,000	5.88%, 05/01/2023	2,331,550
	90,000	5.88%, 02/01/2029	102,038
	1,627,000	7.50%, 11/15/2095	1,818,173
		Humana, Inc.
	3,555,000	3.85%, 10/01/2024	3,769,689
	6,000,000	3.95%, 03/15/2027	6,429,389
	385,000	Laboratory Corp. of America Holdings 3.25%, 09/01/2024	401,301
		UnitedHealth Group, Inc.
	6,505,000	2.38%, 08/15/2024	6,593,162
	6,210,000	2.88%, 08/15/2029	6,383,737
	1,200,000	3.50%, 08/15/2039	1,254,315
	4,445,000	3.70%, 12/15/2025	4,821,179
	2,280,000	3.70%, 08/15/2049	2,399,768
	13,580,000	3.88%, 12/15/2028	15,052,866
	3,605,000	3.88%, 08/15/2059	3,815,475
	7,670,000	4.63%, 07/15/2035	9,290,707
	1,981,000	6.88%, 02/15/2038	2,940,151
	2,375,000	West Street Merger Sub, Inc. 6.38%, 09/01/2025(2)	2,262,187

			152,535,855

		Home Builders - 0.1%
		KB Home
	640,000	4.80%, 11/15/2029	645,200
	1,450,000	7.00%, 12/15/2021	1,559,838
		M/I Homes, Inc.
	1,255,000	5.63%, 08/01/2025	1,305,200
	2,440,000	6.75%, 01/15/2021	2,464,864
	2,735,000	Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(2)	3,029,012

			9,004,114

		Household Products - 0.0%
	3,480,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024	1,740,000

		Household Products/Wares - 0.1%
EUR	2,380,000	Diamond (BC) B.V. 5.63%, 08/15/2025(3)	2,429,319
		S.C. Johnson & Son, Inc.
	$2,520,000	4.00%, 05/15/2043(2)	2,708,682
	1,840,000	4.75%, 10/15/2046(2)	2,265,494

			7,403,495

The accompanying notes are an integral part of these financial statements.

37

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 46.3% - (continued)
	Housewares - 0.0%
$815,000	Turkiye Sise ve Cam Fabrikalari AS 6.95%, 03/14/2026(3)	$847,600

	Insurance - 2.0%
1,905,000	ACE Capital Trust II 9.70%, 04/01/2030	2,838,450
	Acrisure LLC / Acrisure Finance, Inc.
1,765,000	7.00%, 11/15/2025(2)	1,614,975
2,985,000	8.13%, 02/15/2024(2)	3,166,936
1,335,000	10.13%, 08/01/2026(2)	1,381,725
	American International Group, Inc.
2,600,000	3.30%, 03/01/2021	2,642,256
750,000	3.88%, 01/15/2035	789,722
7,740,000	4.25%, 03/15/2029	8,593,255
1,182,000	4.50%, 07/16/2044	1,323,688
5,348,000	4.70%, 07/10/2035	6,139,598
	Aon plc
4,775,000	3.50%, 06/14/2024	5,022,139
3,480,000	3.88%, 12/15/2025	3,764,343
2,300,000	4.25%, 12/12/2042	2,449,793
11,664,000	4.75%, 05/15/2045	13,869,813
21,555,000	AXA Equitable Holdings, Inc. 4.35%, 04/20/2028	23,240,492
	Berkshire Hathaway Finance Corp.
7,845,000	4.20%, 08/15/2048	9,231,071
3,460,000	4.40%, 05/15/2042	4,119,526
9,800,000	CNA Financial Corp. 3.45%, 08/15/2027	10,236,531
840,000	CNO Financial Group, Inc. 5.25%, 05/30/2029	926,411
	Genworth Holdings, Inc.
205,000	4.80%, 02/15/2024	190,137
900,000	4.90%, 08/15/2023	847,350
770,000	7.20%, 02/15/2021	787,325
1,250,000	7.63%, 09/24/2021(4)	1,296,875
65,000	7.70%, 06/15/2020(4)	66,300
	Lincoln National Corp.
3,500,000	3.05%, 01/15/2030	3,535,549
380,000	4.00%, 09/01/2023	405,871
	Marsh & McLennan Cos., Inc.
7,485,000	2.75%, 01/30/2022	7,603,251
3,290,000	3.50%, 12/29/2020	3,347,832
13,060,000	3.88%, 03/15/2024	13,944,133
3,900,000	4.05%, 10/15/2023	4,156,505
7,455,000	4.75%, 03/15/2039	9,047,043
1,625,000	Massachusetts Mutual Life Insurance Co. 3.73%, 10/15/2070(2)	1,608,578
8,334,000	MassMutual Global Funding II 2.50%, 04/13/2022(2)	8,444,476
	Metropolitan Life Global Funding I
15,080,000	2.40%, 01/08/2021(2)	15,173,456
13,735,000	3.00%, 09/19/2027(2)	14,352,044
700,000	MGIC Investment Corp. 5.75%, 08/15/2023	769,125
4,940,000	Nationwide Mutual Insurance Co. 9.38%, 08/15/2039(2)	8,544,488
	New York Life Global Funding
14,915,000	1.95%, 09/28/2020(2)	14,931,734
14,205,000	3.00%, 01/10/2028(2)	14,874,507
760,000	Principal Financial Group, Inc. 3.40%, 05/15/2025	799,052
1,345,000	Radian Group, Inc. 4.50%, 10/01/2024	1,407,206
4,715,000	Trinity Acquisition plc 4.40%, 03/15/2026	5,107,927
	Unum Group
5,230,000	4.00%, 06/15/2029	5,497,713
4,640,000	4.50%, 12/15/2049	4,476,403
	Willis North America, Inc.
755,000	2.95%, 09/15/2029	751,278
10,435,000	3.60%, 05/15/2024	10,921,076
5,525,000	3.88%, 09/15/2049	5,474,557

		259,712,515

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 46.3% - (continued)
	Internet - 0.6%
	Alibaba Group Holding Ltd.
$6,515,000	3.40%, 12/06/2027	$6,766,880
8,875,000	4.00%, 12/06/2037	9,578,808
	Amazon.com, Inc.
13,385,000	3.88%, 08/22/2037	15,219,544
2,207,000	4.80%, 12/05/2034	2,755,260
5,535,000	4.95%, 12/05/2044	7,236,417
	Tencent Holdings Ltd.
22,630,000	3.60%, 01/19/2028(2)	23,579,679
10,000,000	3.98%, 04/11/2029(2)	10,762,196

		75,898,784

	Iron/Steel - 0.1%
795,000	ABJA Investment Co. Pte Ltd. 4.45%, 07/24/2023(3)	798,529
	CSN Resources S.A.
340,000	7.63%, 02/13/2023(2)	352,240
1,025,000	7.63%, 04/17/2026(2)	1,040,375
	JSW Steel Ltd.
620,000	5.25%, 04/13/2022(3)	628,981
385,000	5.95%, 04/18/2024(3)	394,207
1,425,000	Metinvest B.V. 7.75%, 10/17/2029(2)	1,408,755
	Steel Dynamics, Inc.
385,000	4.13%, 09/15/2025	393,701
1,770,000	5.50%, 10/01/2024	1,823,596
470,000	United States Steel Corp. 6.25%, 03/15/2026(4)	393,526

		7,233,910

	IT Services - 0.9%
	Apple, Inc.
6,315,000	1.80%, 09/11/2024	6,295,418
4,475,000	2.20%, 09/11/2029	4,401,347
8,650,000	2.90%, 09/12/2027	9,053,081
5,015,000	2.95%, 09/11/2049	4,848,416
2,600,000	3.75%, 11/13/2047	2,930,629
1,300,000	3.85%, 05/04/2043	1,459,239
3,865,000	3.85%, 08/04/2046	4,359,391
2,895,000	4.25%, 02/09/2047	3,468,373
3,990,000	4.38%, 05/13/2045	4,828,645
1,120,000	4.45%, 05/06/2044	1,365,565
5,000,000	4.65%, 02/23/2046	6,266,230
	International Business Machines Corp.
12,770,000	2.85%, 05/13/2022	13,064,669
16,230,000	3.00%, 05/15/2024	16,855,266
16,120,000	3.50%, 05/15/2029	17,328,192
12,435,000	4.15%, 05/15/2039	14,134,746
3,815,000	4.25%, 05/15/2049	4,346,866

		115,006,073

	Lodging - 0.3%
3,880,000	Boyd Gaming Corp. 6.38%, 04/01/2026	4,122,500
520,000	Caesars Entertainment Corp. 5.00%, 10/01/2024	920,531
3,895,000	FelCor Lodging L.P. 6.00%, 06/01/2025	4,065,406
3,267,000	Hilton Domestic Operating Co., Inc. 4.25%, 09/01/2024	3,324,173
2,720,000	Jack Ohio Finance LLC / Jack Ohio Finance Corp. 6.75%, 11/15/2021(2)	2,777,800
	Las Vegas Sands Corp.
395,000	3.20%, 08/08/2024	404,166
10,205,000	3.50%, 08/18/2026	10,401,216
1,250,000	MGM Resorts International 5.50%, 04/15/2027	1,375,000
3,105,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(2)	3,073,950

The accompanying notes are an integral part of these financial statements.

38

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 46.3% - (continued)
		Lodging - 0.3% - (continued)
	$2,660,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025(2)	$2,826,250

			33,290,992

		Machinery-Construction & Mining - 0.1%
		Caterpillar Financial Services Corp.
	3,095,000	2.55%, 11/29/2022	3,161,798
	11,770,000	2.65%, 05/17/2021	11,913,080
	390,000	2.85%, 05/17/2024	402,117

			15,476,995

		Machinery-Diversified - 0.1%
	439,000	Cloud Crane LLC 10.13%, 08/01/2024(2)	463,694
	14,610,000	Stanley Black & Decker, Inc. 3.40%, 03/01/2026	15,550,843

			16,014,537

		Media - 3.3%
		Altice France S.A.
	4,020,000	7.38%, 05/01/2026(2)	4,304,797
	2,975,000	8.13%, 02/01/2027(2)	3,298,531
		Altice Luxembourg S.A.
	2,020,000	7.63%, 02/15/2025(2)	2,083,125
EUR	1,330,000	8.00%, 05/15/2027(3)	1,626,314
	$200,000	Cable Onda S.A. 4.50%, 01/30/2030(2)	202,654
		CBS Corp.
	16,430,000	2.90%, 06/01/2023	16,724,802
	10,305,000	3.50%, 01/15/2025	10,753,138
	380,000	3.70%, 08/15/2024	399,625
	2,810,000	3.70%, 06/01/2028	2,942,056
		CCO Holdings LLC / CCO Holdings Capital Corp.
	2,280,000	5.13%, 05/01/2023(2)	2,334,150
	1,600,000	5.25%, 09/30/2022	1,622,000
	2,510,000	5.75%, 09/01/2023	2,560,200
	31,000	5.75%, 01/15/2024	31,766
	1,550,000	5.75%, 02/15/2026(2)	1,636,800
		Charter Communications Operating LLC / Charter Communications Operating Capital
	4,635,000	4.46%, 07/23/2022	4,872,605
	8,605,000	4.91%, 07/23/2025	9,480,818
	6,230,000	5.13%, 07/01/2049	6,655,441
	10,990,000	5.38%, 05/01/2047	12,073,804
	4,595,000	5.75%, 04/01/2048	5,281,229
	8,613,000	6.48%, 10/23/2045	10,591,653
		Comcast Corp.
	5,265,000	2.65%, 02/01/2030	5,315,965
	10,280,000	3.20%, 07/15/2036	10,444,705
	5,520,000	3.25%, 11/01/2039	5,596,265
	5,005,000	3.40%, 07/15/2046	5,083,439
	2,465,000	3.45%, 02/01/2050	2,529,343
	6,797,000	3.70%, 04/15/2024	7,269,276
	9,100,000	3.95%, 10/15/2025	9,975,500
	10,468,000	4.05%, 11/01/2052	11,648,350
	12,115,000	4.25%, 10/15/2030	13,914,133
	4,530,000	4.40%, 08/15/2035	5,250,451
	6,230,000	4.60%, 10/15/2038	7,402,607
	5,000,000	4.60%, 08/15/2045	5,990,157
	6,540,000	4.95%, 10/15/2058	8,447,947
	446,000	7.05%, 03/15/2033	639,524
		Cox Communications, Inc.
	13,234,000	3.15%, 08/15/2024(2)	13,686,129
	8,763,000	4.50%, 06/30/2043(2)	9,224,560
	1,936,000	4.70%, 12/15/2042(2)	2,083,082
	7,593,000	4.80%, 02/01/2035(2)	8,287,469
	2,604,000	6.45%, 12/01/2036(2)	3,341,182

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 46.3% - (continued)
	Media - 3.3% - (continued)
	CSC Holdings LLC
$2,510,000	5.50%, 04/15/2027(2)	$2,660,625
3,480,000	6.50%, 02/01/2029(2)	3,886,725
	Discovery Communications LLC
3,786,000	2.80%, 06/15/2020	3,802,243
5,650,000	2.95%, 03/20/2023	5,755,060
380,000	3.90%, 11/15/2024	402,432
6,767,000	3.95%, 06/15/2025	7,155,224
2,443,000	4.88%, 04/01/2043	2,533,605
4,780,000	5.00%, 09/20/2037	5,190,841
14,845,000	5.20%, 09/20/2047	16,233,838
	DISH DBS Corp.
1,645,000	5.00%, 03/15/2023	1,657,337
1,225,000	5.88%, 07/15/2022	1,281,117
895,000	5.88%, 11/15/2024	897,237
2,535,000	6.75%, 06/01/2021	2,661,750
830,000	7.75%, 07/01/2026	837,345
	Fox Corp.
7,505,000	4.03%, 01/25/2024(2)	8,020,432
1,015,000	4.71%, 01/25/2029(2)	1,154,812
10,160,000	5.48%, 01/25/2039(2)	12,494,160
	Gray Television, Inc.
2,160,000	5.13%, 10/15/2024(2)	2,238,300
630,000	5.88%, 07/15/2026(2)	662,300
1,345,000	iHeartCommunications, Inc. 5.25%, 08/15/2027(2)	1,387,636
685,000	LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(2)	702,981
335,000	Quebecor Media, Inc. 5.75%, 01/15/2023	362,537
	Sinclair Television Group, Inc.
825,000	5.13%, 02/15/2027(2)(4)	835,312
1,150,000	5.63%, 08/01/2024(2)	1,184,500
675,000	5.88%, 03/15/2026(2)	705,375
995,000	6.13%, 10/01/2022	1,007,428
	Sirius XM Radio, Inc.
1,080,000	4.63%, 07/15/2024(2)	1,128,600
2,325,000	5.50%, 07/01/2029(2)	2,513,209
16,875,000	Sky Ltd. 3.13%, 11/26/2022(2)	17,428,238
	TEGNA, Inc.
2,305,000	4.88%, 09/15/2021(2)	2,310,762
1,980,000	6.38%, 10/15/2023	2,036,925
	Time Warner Cable LLC
295,000	4.00%, 09/01/2021	302,927
1,875,000	4.50%, 09/15/2042	1,876,562
1,300,000	5.50%, 09/01/2041	1,433,404
10,340,000	5.88%, 11/15/2040	11,817,266
2,825,000	6.75%, 06/15/2039	3,469,294
1,565,000	Time Warner Entertainment Co. L.P. 8.38%, 07/15/2033	2,171,798
	Viacom, Inc.
2,840,000	4.25%, 09/01/2023	3,019,846
12,190,000	4.38%, 03/15/2043	12,571,329
11,655,000	4.50%, 03/01/2021	12,013,967
6,040,000	5.85%, 09/01/2043	7,394,602
1,320,000	Videotron Ltd. 5.00%, 07/15/2022	1,389,300
	Walt Disney Co.
5,390,000	3.38%, 11/15/2026(2)	5,831,799
355,000	4.00%, 10/01/2023(2)	378,767
3,890,000	4.95%, 10/15/2045(2)	5,168,119
1,177,000	5.40%, 10/01/2043(2)	1,633,527
2,440,000	6.40%, 12/15/2035(2)	3,511,548
520,000	6.65%, 11/15/2037(2)	778,199
2,890,000	WMG Acquisition Corp. 5.50%, 04/15/2026(2)	3,034,500
	Ziggo B.V.
435,000	4.88%, 01/15/2030(2)	442,752

The accompanying notes are an integral part of these financial statements.

39

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 46.3% - (continued)
	Media - 3.3% - (continued)
$2,815,000	5.50%, 01/15/2027(2)	$2,969,825

		427,943,809

	Metal Fabricate/Hardware - 0.1%
470,000	Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(2)	480,575
	Novelis Corp.
1,045,000	5.88%, 09/30/2026(2)	1,097,355
4,235,000	6.25%, 08/15/2024(2)	4,436,162
630,000	TriMas Corp. 4.88%, 10/15/2025(2)	641,025

		6,655,117

	Mining - 0.3%
	Anglo American Capital plc
4,340,000	4.00%, 09/11/2027(2)	4,506,396
6,120,000	4.50%, 03/15/2028(2)	6,516,021
7,875,000	4.75%, 04/10/2027(2)	8,548,894
4,630,000	4.88%, 05/14/2025(2)	5,028,509
2,640,000	Constellium SE 5.88%, 02/15/2026(2)	2,752,200
495,000	Corp. Nacional del Cobre de Chile 4.38%, 02/05/2049(2)	548,143
	Glencore Finance Canada Ltd.
330,000	5.55%, 10/25/2042(2)	353,697
5,030,000	6.00%, 11/15/2041(2)	5,696,976
	Glencore Funding LLC
5,395,000	4.00%, 03/27/2027(2)	5,595,638
5,015,000	4.13%, 03/12/2024(2)	5,269,538
855,000	MMC Norilsk Nickel OJSC Via MMC Finance DAC 3.38%, 10/28/2024(2)	857,213

		45,673,225

	Miscellaneous Manufacturing - 0.1%
367,000	General Electric Co. 4.13%, 10/09/2042	374,611
13,030,000	Ingersoll-Rand Global Holding Co., Ltd. 2.90%, 02/21/2021	13,154,835
380,000	Ingersoll-Rand Luxembourg Finance S.A. 3.55%, 11/01/2024	399,164

		13,928,610

	Office/Business Equipment - 0.1%
1,050,000	CDW LLC / CDW Finance Corp. 4.25%, 04/01/2028	1,086,855
	Pitney Bowes, Inc.
570,000	4.63%, 03/15/2024(4)	535,743
1,760,000	5.20%, 04/01/2023	1,733,600
	Xerox Corp.
400,000	3.80%, 05/15/2024	402,000
4,050,000	4.13%, 03/15/2023	4,136,062

		7,894,260

	Oil & Gas - 1.6%
500,000	Antero Resources Corp. 5.13%, 12/01/2022	374,375
3,865,000	BG Energy Capital plc 4.00%, 10/15/2021(2)	4,005,353
3,690,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(2)	3,625,425
8,835,000	BP Capital Markets America, Inc. 3.22%, 11/28/2023	9,211,735
1,560,000	California Resources Corp. 8.00%, 12/15/2022(2)	483,600
10,300,000	Canadian Natural Resources Ltd. 3.85%, 06/01/2027	10,899,244
2,050,000	Centennial Resource Production LLC 5.38%, 01/15/2026(2)	1,921,875
	Chesapeake Energy Corp.
3,705,000	7.00%, 10/01/2024	2,500,875
1,575,000	7.50%, 10/01/2026	1,008,000
1,690,000	8.00%, 06/15/2027(4)	1,056,250

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 46.3% - (continued)
	Oil & Gas - 1.6% - (continued)
$1,925,000	Cimarex Energy Co. 4.38%, 03/15/2029	$2,006,430
	CNOOC Finance Ltd.
3,030,000	2.88%, 09/30/2029	3,016,736
3,610,000	3.00%, 05/09/2023	3,662,368
	Continental Resources, Inc.
5,665,000	3.80%, 06/01/2024	5,793,708
3,335,000	4.38%, 01/15/2028	3,436,508
450,000	4.50%, 04/15/2023	468,744
	Devon Energy Corp.
2,735,000	4.75%, 05/15/2042	3,001,247
1,085,000	5.00%, 06/15/2045	1,234,490
1,010,000	Ecopetrol S.A. 5.88%, 09/18/2023	1,119,534
2,055,000	Energen Corp. 4.63%, 09/01/2021	2,085,825
440,000	EP Energy LLC / Everest Acquisition Finance, Inc. 7.75%, 05/15/2026(2)	305,800
4,520,000	Equinor ASA 2.65%, 01/15/2024	4,647,397
495,000	Gazprom OAO Via Gaz Capital S.A. 3.85%, 02/06/2020(3)	496,333
	Hess Corp.
5,125,000	4.30%, 04/01/2027	5,385,636
5,528,000	5.60%, 02/15/2041	6,196,591
773,000	5.80%, 04/01/2047	898,045
1,445,000	6.00%, 01/15/2040	1,645,364
7,742,000	7.30%, 08/15/2031	9,754,772
700,000	7.88%, 10/01/2029	897,147
	Hunt Oil Co. of Peru LLC Sucursal Del Peru
870,000	6.38%, 06/01/2028(2)	958,087
360,000	6.38%, 06/01/2028(3)	396,450
2,960,000	Jagged Peak Energy LLC 5.88%, 05/01/2026	2,989,600
2,640,000	Matador Resources Co. 5.88%, 09/15/2026	2,531,100
1,160,000	Medco Oak Tree Pte Ltd. 7.38%, 05/14/2026(2)	1,180,934
	MEG Energy Corp.
1,765,000	6.38%, 01/30/2023(2)	1,667,925
1,485,000	6.50%, 01/15/2025(2)	1,544,400
690,000	7.00%, 03/31/2024(2)	646,875
	Noble Energy, Inc.
7,665,000	6.00%, 03/01/2041	8,880,427
2,020,000	8.00%, 04/01/2027	2,519,216
1,100,000	Noble Holding International Ltd. 7.88%, 02/01/2026(2)	726,000
	Occidental Petroleum Corp.
4,610,000	3.50%, 08/15/2029	4,671,178
2,571,000	4.50%, 07/15/2044	2,602,813
4,160,000	6.45%, 09/15/2036	5,099,104
	Petrobras Global Finance B.V.
3,126,000	5.09%, 01/15/2030(2)	3,312,778
625,000	6.90%, 03/19/2049	726,438
	Petroleos de Venezuela S.A.
435,000	6.00%, 05/16/2024(3)(9)	26,100
190,000	9.00%, 11/17/2021(3)(9)	11,400
	Petroleos Mexicanos
2,300,000	5.35%, 02/12/2028	2,271,250
5,410,000	6.50%, 01/23/2029	5,642,630
2,720,000	6.84%, 01/23/2030(2)	2,903,600
1,730,000	7.69%, 01/23/2050(2)	1,879,887
	QEP Resources, Inc.
3,265,000	5.25%, 05/01/2023	3,101,750
1,575,000	5.63%, 03/01/2026(4)	1,409,625
230,000	6.80%, 03/01/2020	233,048
	Saudi Arabian Oil Co.
2,240,000	2.75%, 04/16/2022(2)	2,265,335
13,859,000	2.88%, 04/16/2024(2)	14,070,682
	Shell International Finance B.V.
2,040,000	4.38%, 05/11/2045	2,474,895
3,250,000	4.55%, 08/12/2043	3,981,322

The accompanying notes are an integral part of these financial statements.

40

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 46.3% - (continued)
	Oil & Gas - 1.6% - (continued)
	Sinopec Group Overseas Development Ltd.
$6,155,000	2.50%, 08/08/2024(2)	$6,135,080
1,330,000	2.95%, 08/08/2029(2)	1,333,641
	SM Energy Co.
2,550,000	5.00%, 01/15/2024	2,256,750
700,000	5.63%, 06/01/2025	593,264
355,000	6.13%, 11/15/2022	338,138
1,000,000	6.63%, 01/15/2027(4)	842,500
1,175,000	6.75%, 09/15/2026(4)	1,007,562
725,000	State Oil Co. of the Azerbaijan Republic 4.75%, 03/13/2023(3)	754,768
	Suncor Energy, Inc.
350,000	3.60%, 12/01/2024	369,818
4,235,000	4.00%, 11/15/2047	4,534,163
	Sunoco L.P. / Sunoco Finance Corp.
1,425,000	5.50%, 02/15/2026	1,473,236
820,000	6.00%, 04/15/2027	861,000
3,625,000	Transocean, Inc. 6.80%, 03/15/2038	2,233,906
	Valero Energy Corp.
9,965,000	4.00%, 04/01/2029	10,650,402
1,800,000	4.35%, 06/01/2028	1,959,697
1,380,000	6.63%, 06/15/2037	1,800,751
2,670,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(2)(4)	1,014,600
	WPX Energy, Inc.
1,220,000	5.25%, 09/15/2024	1,232,200
410,000	5.75%, 06/01/2026	412,050
1,240,000	8.25%, 08/01/2023	1,382,600
540,000	YPF S.A. 6.95%, 07/21/2027(3)	403,115

		213,453,497

	Packaging & Containers - 0.2%
3,780,000	ARD Finance S.A. (7.13% Cash, 7.88% PIK) 7.13%, 09/15/2023(7)	3,926,475
	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
1,040,000	4.13%, 08/15/2026(2)	1,051,388
3,135,000	5.25%, 08/15/2027(2)	3,213,375
725,000	6.00%, 02/15/2025(2)	761,250
2,055,000	Crown Americas LLC / Crown Americas Capital Corp. 4.75%, 02/01/2026	2,156,312
4,355,000	Flex Acquisition Co., Inc. 6.88%, 01/15/2025(2)	4,082,812
390,000	OI European Group B.V. 4.00%, 03/15/2023(2)	388,050
	Owens-Brockway Glass Container, Inc.
2,960,000	5.88%, 08/15/2023(2)	3,126,500
2,710,000	6.38%, 08/15/2025(2)	2,855,662
	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
3,240,000	5.13%, 07/15/2023(2)	3,324,078
1,155,000	7.00%, 07/15/2024(2)	1,195,425
415,000	Trivium Packaging Finance B.V. 5.50%, 08/15/2026(2)	434,713

		26,516,040

	Pharmaceuticals - 2.6%
3,990,000	Abbott Laboratories 2.55%, 03/15/2022	4,053,797
14,100,000	AbbVie, Inc. 2.50%, 05/14/2020	14,139,138
2,840,000	Allergan Finance LLC 4.63%, 10/01/2042	2,967,865
	Allergan Funding SCS
19,545,000	3.45%, 03/15/2022	20,026,825
385,000	3.80%, 03/15/2025	404,992
2,500,000	4.85%, 06/15/2044	2,692,510
	AstraZeneca plc
5,100,000	2.38%, 11/16/2020	5,123,097
11,865,000	3.38%, 11/16/2025	12,548,973

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 46.3% - (continued)
	Pharmaceuticals - 2.6% - (continued)
	Bausch Health Cos., Inc.
$327,000	5.50%, 03/01/2023(2)	$329,861
3,685,000	5.88%, 05/15/2023(2)	3,740,275
1,970,000	6.13%, 04/15/2025(2)	2,045,106
2,550,000	7.00%, 01/15/2028(2)	2,750,812
360,000	9.00%, 12/15/2025(2)	404,172
390,000	Baxalta, Inc. 3.60%, 06/23/2022	400,710
	Bayer U.S. Finance LLC
1,235,000	2.85%, 04/15/2025(2)	1,204,337
2,900,000	4.20%, 07/15/2034(2)	3,045,828
7,820,000	4.25%, 12/15/2025(2)	8,410,537
7,276,000	Bristol-Myers Squibb Co. 2.55%, 05/14/2021(2)	7,356,751
575,000	Cardinal Health, Inc. 4.37%, 06/15/2047	565,993
535,000	Catalent Pharma Solutions, Inc. 4.88%, 01/15/2026(2)	552,387
	Cigna Corp.
6,445,000	3.05%, 10/15/2027(2)	6,489,100
4,305,000	3.25%, 04/15/2025(2)	4,433,174
5,320,000	3.88%, 10/15/2047(2)	5,216,509
13,680,000	4.13%, 11/15/2025	14,816,388
18,500,000	4.38%, 10/15/2028	20,317,911
	CVS Health Corp.
3,680,000	3.00%, 08/15/2026	3,741,761
8,875,000	3.25%, 08/15/2029	8,966,753
14,100,000	4.10%, 03/25/2025	15,147,600
16,780,000	4.78%, 03/25/2038	18,624,366
9,435,000	5.13%, 07/20/2045	10,875,337
	Endo Dac / Endo Finance LLC / Endo Finco, Inc.
2,830,000	5.88%, 10/15/2024(2)	2,582,375
774,000	6.00%, 07/15/2023(2)	511,808
1,780,000	6.00%, 02/01/2025(2)	1,134,750
	GlaxoSmithKline Capital plc
16,385,000	2.88%, 06/01/2022	16,766,960
6,225,000	3.00%, 06/01/2024	6,485,942
10,000,000	GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	10,793,124
6,420,000	Johnson & Johnson 3.63%, 03/03/2037	7,196,474
17,275,000	McKesson Corp. 3.65%, 11/30/2020	17,571,258
	Merck & Co., Inc.
10,135,000	3.40%, 03/07/2029	11,054,168
12,035,000	3.90%, 03/07/2039	13,946,430
5,840,000	Mylan N.V. 5.25%, 06/15/2046	6,262,574
3,600,000	Mylan, Inc. 5.20%, 04/15/2048	3,862,483
4,525,000	Pfizer, Inc. 4.00%, 12/15/2036	5,101,677
18,890,000	Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	19,007,603
	Teva Pharmaceutical Finance Netherlands B.V.
1,450,000	2.80%, 07/21/2023	1,254,250
15,400,000	3.15%, 10/01/2026	11,588,500
1,735,000	6.75%, 03/01/2028(4)	1,556,499

		338,069,740

	Pipelines - 1.8%
	Cheniere Corpus Christi Holdings LLC
3,917,000	5.13%, 06/30/2027	4,220,567
485,000	5.88%, 03/31/2025	537,787
1,154,000	Cheniere Energy Partners L.P. 4.50%, 10/01/2029(2)	1,175,638
3,725,000	DCP Midstream Operating L.P. 5.38%, 07/15/2025	3,917,024
	Energy Transfer Operating L.P.
70,000	4.25%, 03/15/2023	73,376
7,330,000	4.50%, 04/15/2024	7,825,517
2,275,000	4.90%, 03/15/2035	2,376,536
1,190,000	5.15%, 03/15/2045	1,240,556

The accompanying notes are an integral part of these financial statements.

41

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 46.3% - (continued)
	Pipelines - 1.8% - (continued)
$6,000,000	5.25%, 04/15/2029	$6,748,718
895,000	5.30%, 04/15/2047	942,775
1,480,000	5.50%, 06/01/2027	1,661,634
1,710,000	6.00%, 06/15/2048	1,979,932
940,000	6.05%, 06/01/2041	1,060,156
2,895,000	6.25%, 04/15/2049	3,457,425
425,000	7.50%, 10/15/2020	445,934
265,000	7.50%, 07/01/2038	337,608
1,310,000	EnLink Midstream Partners L.P. 4.15%, 06/01/2025	1,182,105
	Enterprise Products Operating LLC
3,085,000	3.13%, 07/31/2029	3,167,308
1,430,000	4.20%, 01/31/2050	1,512,244
730,000	4.45%, 02/15/2043	795,573
1,516,000	4.85%, 08/15/2042	1,746,152
3,310,000	4.85%, 03/15/2044	3,779,481
1,025,000	5.10%, 02/15/2045	1,196,485
1,300,000	5.95%, 02/01/2041	1,650,212
	EQM Midstream Partners L.P.
5,540,000	4.13%, 12/01/2026	5,054,572
6,610,000	4.75%, 07/15/2023	6,540,759
5,985,000	5.50%, 07/15/2028	5,837,407
3,155,000	Kinder Morgan Energy Partners L.P. 5.80%, 03/15/2035	3,698,908
380,000	Kinder Morgan, Inc. 5.30%, 12/01/2034	437,345
	MPLX L.P.
10,925,000	4.25%, 12/01/2027(2)	11,488,382
6,900,000	4.90%, 04/15/2058	6,851,485
1,990,000	5.20%, 03/01/2047	2,135,095
4,780,000	5.20%, 12/01/2047(2)	5,109,452
7,835,000	ONEOK, Inc. 3.40%, 09/01/2029	7,796,801
	Peru LNG Srl
3,110,000	5.38%, 03/22/2030(2)	3,184,640
200,000	5.38%, 03/22/2030(3)	204,800
13,305,000	Phillips 66 Partners L.P. 3.15%, 12/15/2029	13,144,004
3,495,000	Plains All American Pipeline L.P. / PAA Finance Corp. 4.30%, 01/31/2043	3,073,564
	Sabine Pass Liquefaction LLC
5,670,000	5.00%, 03/15/2027	6,227,944
10,695,000	5.63%, 03/01/2025	12,000,943
4,850,000	5.88%, 06/30/2026	5,569,020
	Sunoco Logistics Partners Operations L.P.
1,520,000	4.00%, 10/01/2027	1,572,876
5,100,000	5.30%, 04/01/2044	5,411,019
	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp.
1,145,000	4.75%, 10/01/2023(2)	1,116,375
400,000	5.50%, 09/15/2024(2)	389,000
5,750,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.50%, 07/15/2027(2)	6,152,615
6,195,000	Texas Eastern Transmission L.P. 3.50%, 01/15/2028(2)	6,446,954
	TransCanada PipeLines Ltd.
5,840,000	4.63%, 03/01/2034	6,666,520
10,590,000	5.10%, 03/15/2049	12,713,432
1,080,000	6.20%, 10/15/2037	1,384,696
380,000	Transcanada Trust 5.50%, 09/15/2079, (5.50% fixed rate until 09/15/2029; 3 mo. USD LIBOR + 4.154% thereafter)(6)	405,650
1,395,000	Transportadora de Gas Internacional S.A. ESP 5.55%, 11/01/2028(2)	1,612,969
	Valero Energy Partners L.P.
5,310,000	4.38%, 12/15/2026	5,783,437
3,235,000	4.50%, 03/15/2028	3,545,659

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 46.3% - (continued)
	Pipelines - 1.8% - (continued)
	Western Midstream Operating L.P.
$815,000	3.95%, 06/01/2025	$794,189
5,980,000	4.50%, 03/01/2028	5,705,394
460,000	4.75%, 08/15/2028	446,134
13,911,000	5.30%, 03/01/2048	11,790,232
2,055,000	5.50%, 08/15/2048	1,782,164
	Williams Cos., Inc.
2,915,000	4.50%, 11/15/2023	3,115,748
4,205,000	4.85%, 03/01/2048	4,502,580
4,100,000	5.40%, 03/04/2044	4,550,667
2,120,000	6.30%, 04/15/2040	2,573,381

		239,847,555

	Real Estate - 0.0%
415,000	Alpha Star Holding V Ltd. 6.63%, 04/18/2023(3)	387,934

	Real Estate Investment Trusts - 0.5%
	American Tower Corp.
9,250,000	2.25%, 01/15/2022	9,286,855
390,000	2.95%, 01/15/2025	399,531
	Boston Properties L.P.
5,720,000	2.90%, 03/15/2030	5,745,188
360,000	3.85%, 02/01/2023	378,257
385,000	Brixmor Operating Partnership L.P. 3.65%, 06/15/2024	401,708
8,745,000	Crown Castle International Corp. 3.20%, 09/01/2024	9,078,132
1,950,000	HCP, Inc. 3.25%, 07/15/2026	2,036,624
4,920,000	Iron Mountain, Inc. 4.88%, 09/15/2029(2)	5,036,850
780,000	Kimco Realty Corp. 3.13%, 06/01/2023	802,961
	Simon Property Group L.P.
405,000	2.00%, 09/13/2024	404,200
5,450,000	2.45%, 09/13/2029	5,385,582
1,755,000	3.25%, 09/13/2049	1,739,347
365,000	VEREIT Operating Partnership L.P. 4.63%, 11/01/2025	400,776
780,000	Vornado Realty L.P. 3.50%, 01/15/2025	810,955
18,460,000	Welltower, Inc. 3.63%, 03/15/2024	19,480,934

		61,387,900

	Retail - 1.2%
	1011778 BC ULC / New Red Finance, Inc.
455,000	3.88%, 01/15/2028(2)	457,412
5,230,000	5.00%, 10/15/2025(2)	5,360,750
	Beacon Roofing Supply, Inc.
65,000	4.50%, 11/15/2026(2)	66,300
3,125,000	4.88%, 11/01/2025(2)	3,070,469
	CVS Health Corp.
5,330,000	2.75%, 12/01/2022	5,421,447
3,407,000	2.88%, 06/01/2026	3,432,242
2,985,000	3.70%, 03/09/2023	3,112,180
	CVS Pass-Through Trust
11,476	6.04%, 12/10/2028	12,924
25,991	6.94%, 01/10/2030	30,669
	Ferrellgas L.P. / Ferrellgas Finance Corp.
466,000	6.50%, 05/01/2021(4)	391,440
1,470,000	6.75%, 01/15/2022(4)	1,231,125
1,112,000	6.75%, 06/15/2023(4)	939,640
	Home Depot, Inc.
2,742,000	3.50%, 09/15/2056	2,929,136
9,050,000	5.88%, 12/16/2036	12,581,777
	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC
1,275,000	4.75%, 06/01/2027(2)	1,330,399
1,600,000	5.25%, 06/01/2026(2)	1,692,000

The accompanying notes are an integral part of these financial statements.

42

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 46.3% - (continued)
	Retail - 1.2% - (continued)
	L Brands, Inc.
$2,295,000	5.25%, 02/01/2028	$2,128,612
340,000	6.75%, 07/01/2036	282,200
150,000	6.88%, 11/01/2035	127,500
1,315,000	Lithia Motors, Inc. 5.25%, 08/01/2025(2)	1,377,462
	Lowe’s Cos., Inc.
385,000	3.13%, 09/15/2024	400,290
11,540,000	3.38%, 09/15/2025	12,226,697
7,370,000	3.70%, 04/15/2046	7,460,011
1,586,000	3.80%, 11/15/2021	1,635,062
5,365,000	4.05%, 05/03/2047	5,723,294
2,520,000	4.55%, 04/05/2049	2,891,786
	McDonald’s Corp.
2,500,000	3.35%, 04/01/2023	2,612,957
5,262,000	3.38%, 05/26/2025	5,582,812
9,030,000	4.60%, 05/26/2045	10,524,339
5,000,000	6.30%, 10/15/2037	6,839,695
	O’Reilly Automotive, Inc.
385,000	3.55%, 03/15/2026	407,663
7,340,000	3.90%, 06/01/2029	8,067,700
	Starbucks Corp.
4,380,000	3.80%, 08/15/2025	4,762,730
7,450,000	3.85%, 10/01/2023	7,929,726
4,205,000	United Rentals North America, Inc. 4.88%, 01/15/2028	4,341,662
	Walmart, Inc.
5,475,000	3.05%, 07/08/2026	5,832,641
12,365,000	3.40%, 06/26/2023	13,064,727
2,050,000	3.63%, 12/15/2047	2,281,498
2,600,000	3.95%, 06/28/2038	3,036,712
690,000	Yum! Brands, Inc. 4.75%, 01/15/2030(2)	723,638

		152,321,324

	Semiconductors - 1.0%
	Broadcom Corp. / Broadcom Cayman Finance Ltd.
3,545,000	3.50%, 01/15/2028	3,466,691
28,750,000	3.63%, 01/15/2024	29,598,262
19,335,000	3.88%, 01/15/2027	19,524,429
	Broadcom, Inc.
4,050,000	3.13%, 04/15/2021(2)	4,097,586
385,000	3.63%, 10/15/2024(2)	395,551
780,000	4.25%, 04/15/2026(2)	814,280
2,960,000	Entegris, Inc. 4.63%, 02/10/2026(2)	3,047,401
1,700,000	Intel Corp. 4.10%, 05/19/2046	1,980,852
380,000	Marvell Technology Group Ltd. 4.20%, 06/22/2023	399,917
	Micron Technology, Inc.
920,000	4.64%, 02/06/2024	989,247
14,655,000	4.98%, 02/06/2026	15,927,380
1,175,000	5.50%, 02/01/2025	1,208,635
12,955,000	NXP B.V. / NXP Funding LLC 4.88%, 03/01/2024(2)	14,077,448
765,000	NXP B.V. / NXP Funding LLC / NXP USA, Inc. 3.88%, 06/18/2026(2)	805,463
	Qorvo, Inc.
755,000	4.38%, 10/15/2029(2)	759,247
2,810,000	5.50%, 07/15/2026	2,999,619
23,415,000	QUALCOMM, Inc. 2.90%, 05/20/2024	24,187,905
	Sensata Technologies B.V.
1,020,000	5.00%, 10/01/2025(2)	1,099,254
1,475,000	5.63%, 11/01/2024(2)	1,618,813

		126,997,980

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 46.3% - (continued)
		Software - 1.2%
	$1,215,000	CDK Global, Inc. 5.25%, 05/15/2029(2)	$1,290,178
	1,675,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, 03/01/2025(2)	1,713,860
		Fidelity National Information Services, Inc.
	9,065,000	3.00%, 08/15/2026	9,370,403
	2,065,000	3.75%, 05/21/2029	2,248,489
	5,180,000	4.50%, 08/15/2046	5,901,578
		Fiserv, Inc.
	4,630,000	3.20%, 07/01/2026	4,837,517
	6,695,000	3.50%, 07/01/2029	7,082,119
	15,015,000	3.80%, 10/01/2023	15,913,785
	2,828,000	Infor U.S., Inc. 6.50%, 05/15/2022	2,866,885
		IQVIA, Inc.
EUR	820,000	2.25%, 01/15/2028(2)	934,208
	$1,390,000	5.00%, 05/15/2027(2)	1,473,400
		Microsoft Corp.
	11,125,000	3.45%, 08/08/2036	12,211,007
	3,805,000	3.50%, 02/12/2035	4,172,022
	5,955,000	3.95%, 08/08/2056	7,048,931
	6,395,000	4.10%, 02/06/2037	7,572,092
	2,815,000	4.45%, 11/03/2045	3,575,147
		Oracle Corp.
	6,000,000	2.65%, 07/15/2026	6,146,344
	10,835,000	2.95%, 11/15/2024	11,283,227
	2,100,000	3.85%, 07/15/2036	2,321,370
	15,105,000	3.90%, 05/15/2035	16,856,215
	5,835,000	4.00%, 11/15/2047	6,540,428
	4,300,000	6.50%, 04/15/2038	6,210,840
	10,660,000	salesforce.com, Inc. 3.25%, 04/11/2023	11,118,267
	2,820,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(2)	3,017,400
	1,293,000	Western Digital Corp. 4.75%, 02/15/2026	1,321,317

			153,027,029

		Telecommunications - 2.9%
		Altice Financing S.A.
	505,000	6.63%, 02/15/2023(2)	518,736
	2,380,000	7.50%, 05/15/2026(2)	2,528,750
	660,000	Altice France S.A. 5.50%, 01/15/2028(2)	672,375
		AT&T, Inc.
	6,580,000	2.80%, 02/17/2021	6,646,101
	15,175,000	3.60%, 07/15/2025	15,996,337
	5,545,000	3.88%, 01/15/2026	5,931,728
	24,005,000	4.10%, 02/15/2028	26,164,730
	3,335,000	4.13%, 02/17/2026	3,626,937
	9,485,000	4.25%, 03/01/2027	10,417,427
	21,650,000	4.30%, 02/15/2030	23,811,759
	1,045,000	4.30%, 12/15/2042	1,106,117
	1,870,000	4.35%, 03/01/2029	2,067,569
	3,490,000	4.35%, 06/15/2045	3,696,573
	905,000	4.50%, 05/15/2035	998,346
	3,024,000	4.50%, 03/09/2048	3,234,145
	3,965,000	4.55%, 03/09/2049	4,266,275
	14,820,000	4.85%, 03/01/2039	16,798,306
	315,000	5.15%, 03/15/2042	365,961
	6,545,000	5.35%, 12/15/2043	7,822,658
	200,000	Bharti Airtel International Netherlands B.V. 5.35%, 05/20/2024(3)	210,530
	795,000	Bharti Airtel Ltd. 4.38%, 06/10/2025(3)	797,870
		CenturyLink, Inc.
	4,151,000	5.63%, 04/01/2025	4,374,531
	605,000	5.80%, 03/15/2022	639,031
	639,000	7.50%, 04/01/2024	725,265
	2,622,000	Cisco Systems, Inc. 5.90%, 02/15/2039	3,712,352
	695,000	Deutsche Telekom International Finance B.V. 8.75%, 06/15/2030	1,027,248

The accompanying notes are an integral part of these financial statements.

43

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 46.3% - (continued)
	Telecommunications - 2.9% - (continued)
$400,000	Digicel International Finance Ltd. / Digicel Holdings Bermuda Ltd. 8.75%, 05/25/2024(2)	$379,000
1,835,000	Embarq Corp. 8.00%, 06/01/2036	1,816,650
	Frontier Communications Corp.
1,955,000	6.88%, 01/15/2025	874,862
2,480,000	8.50%, 04/01/2026(2)	2,486,200
1,190,000	10.50%, 09/15/2022	560,788
4,685,000	Intelsat Jackson Holdings S.A. 8.50%, 10/15/2024(2)	4,721,074
670,000	Millicom International Cellular S.A. 6.25%, 03/25/2029(2)	731,124
775,000	MTN Mauritius Investments Ltd. 5.37%, 02/13/2022(3)	800,521
5,200,000	Rogers Communications, Inc. 3.70%, 11/15/2049	5,310,879
1,125,000	Sprint Capital Corp. 8.75%, 03/15/2032	1,371,802
	Sprint Corp.
3,253,000	7.13%, 06/15/2024	3,529,505
790,000	7.63%, 02/15/2025	868,012
6,357,000	7.88%, 09/15/2023	7,016,539
	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC
4,000,000	3.36%, 03/20/2023(2)	4,025,000
13,015,000	5.15%, 09/20/2029(2)	14,169,300
795,000	TBG Global Pte Ltd. 5.25%, 02/10/2022(3)	806,327
1,155,000	Telecom Argentina S.A. 8.00%, 07/18/2026(3)	1,032,582
670,000	Telecom Italia Capital S.A. 7.20%, 07/18/2036	783,900
1,470,000	Telecom Italia S.p.A. 5.30%, 05/30/2024(2)	1,572,900
500,000	Telefonica Celular del Paraguay S.A. 5.88%, 04/15/2027(2)	538,530
	Telefonica Emisiones S.A.
1,150,000	4.57%, 04/27/2023	1,243,193
4,465,000	4.67%, 03/06/2038	4,882,357
7,690,000	4.90%, 03/06/2048	8,607,248
12,290,000	5.21%, 03/08/2047	14,292,614
11,395,000	5.46%, 02/16/2021	11,887,763
1,705,000	5.52%, 03/01/2049	2,075,239
415,000	Turkcell Iletisim Hizmetleri AS 5.80%, 04/11/2028(3)	402,567
	Verizon Communications, Inc.
5,050,000	2.95%, 03/15/2022	5,178,513
9,685,000	3.38%, 02/15/2025	10,309,366
9,585,000	4.13%, 08/15/2046	10,785,754
12,585,000	4.50%, 08/10/2033	14,692,598
6,878,000	4.52%, 09/15/2048	8,182,184
6,622,000	4.67%, 03/15/2055	8,135,020
4,790,000	4.81%, 03/15/2039	5,824,918
7,206,000	4.86%, 08/21/2046	8,932,285
9,240,000	5.01%, 04/15/2049	11,930,953
10,000,000	5.01%, 08/21/2054	12,948,341
9,155,000	5.25%, 03/16/2037	11,531,438
	Vodafone Group plc
15,225,000	3.75%, 01/16/2024	16,049,769
6,355,000	5.25%, 05/30/2048	7,403,429

		376,848,701

	Toys/Games/Hobbies - 0.0%
2,570,000	Mattel, Inc. 6.75%, 12/31/2025(2)	2,682,437

	Transportation - 0.7%
8,215,000	Burlington Northern Santa Fe LLC 4.55%, 09/01/2044	9,828,011
390,000	Canadian National Railway Co. 2.95%, 11/21/2024	406,681
390,000	Canadian Pacific Railway Co. 2.90%, 02/01/2025	402,241

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 46.3% - (continued)
		Transportation - 0.7% - (continued)
		CSX Corp.
	$11,905,000	2.40%, 02/15/2030	$11,675,773
	6,315,000	2.60%, 11/01/2026	6,432,286
	1,350,000	3.35%, 09/15/2049	1,334,373
	1,000,000	4.50%, 03/15/2049	1,178,684
	1,000,000	4.75%, 05/30/2042	1,171,777
	7,000,000	FedEx Corp. 3.10%, 08/05/2029	7,005,166
	600,000	Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(2)	637,500
		Norfolk Southern Corp.
	3,420,000	2.55%, 11/01/2029	3,430,844
	775,000	3.40%, 11/01/2049	776,050
	3,734,000	4.65%, 01/15/2046	4,473,152
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	4,520,000	3.45%, 07/01/2024(2)	4,709,873
	9,895,000	4.88%, 07/11/2022(2)	10,567,385
		Rumo Luxembourg S.a.r.l.
	566,000	5.88%, 01/18/2025(2)	599,960
	800,000	5.88%, 01/18/2025(3)	848,000
	320,000	7.38%, 02/09/2024(3)	345,216
	200,000	Russian Railways Via RZD Capital plc 4.38%, 03/01/2024(3)	210,301
		Union Pacific Corp.
	385,000	3.25%, 01/15/2025	403,490
	4,760,000	3.70%, 03/01/2029	5,209,172
	3,970,000	4.38%, 11/15/2065	4,302,640
	10,385,000	4.80%, 09/10/2058	12,829,970

			88,778,545

		Trucking & Leasing - 0.0%
		Avolon Holdings Funding Ltd.
	690,000	3.95%, 07/01/2024(2)	716,358
	285,000	4.38%, 05/01/2026(2)	301,513
	1,895,000	5.25%, 05/15/2024(2)	2,066,497

			3,084,368

		Total Corporate Bonds (cost $5,695,068,508)	$6,038,444,236

FOREIGN GOVERNMENT OBLIGATIONS - 3.4%
		Angola - 0.0%
		Angolan Government International Bond
	361,000	8.25%, 05/09/2028(3)	$376,851
	660,000	9.38%, 05/08/2048(3)	697,257
	1,070,000	9.50%, 11/12/2025(3)	1,203,686

			2,277,794

		Argentina - 0.3%
		Argentine Republic Government International Bond
EUR	7,720,000	3.38%, 12/31/2038(10)	3,357,944
	$17,750,000	3.75%, 12/31/2038(10)	7,082,250
	655,000	4.63%, 01/11/2023	262,007
EUR	6,995,000	5.25%, 01/15/2028	2,945,074
	$1,055,000	5.63%, 01/26/2022	443,100
	4,715,000	5.88%, 01/11/2028	1,791,747
	375,000	6.63%, 07/06/2028	145,313
	12,210,000	6.88%, 01/26/2027	4,792,547
	7,045,000	6.88%, 01/11/2048	2,747,621
	1,440,000	7.13%, 07/06/2036	561,614
	8,060,000	7.50%, 04/22/2026	3,417,521
EUR	1,527,475	7.82%, 12/31/2033	799,155
	$2,986,341	8.28%, 12/31/2033	1,493,200

The accompanying notes are an integral part of these financial statements.

44

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 3.4% - (continued)
		Argentina - 0.3% - (continued)
		Autonomous City of Buenos Aires Argentina
	$1,192,600	8.95%, 02/19/2021(3)	$1,073,352
	399,320	8.95%, 02/19/2021(2)(4)	359,392
		Provincia de Cordoba
	425,000	7.13%, 06/10/2021(2)	316,629
	1,630,000	7.13%, 08/01/2027(3)	1,026,916
	1,675,000	7.45%, 09/01/2024(3)	1,065,317

			33,680,699

		Armenia - 0.0%
	1,410,000	Republic of Armenia International Bond 7.15%, 03/26/2025(3)	1,638,930

		Azerbaijan - 0.1%
		Republic of Azerbaijan International Bond
	681,000	3.50%, 09/01/2032(2)	659,712
	5,667,000	3.50%, 09/01/2032(3)	5,489,849
	865,000	5.13%, 09/01/2029(3)	938,598
		Southern Gas Corridor CJSC
	1,394,000	6.88%, 03/24/2026(2)	1,624,010
	1,925,000	6.88%, 03/24/2026(3)	2,242,625

			10,954,794

		Bermuda - 0.0%
	1,525,000	Bermuda Government International Bond 4.75%, 02/15/2029(2)	1,723,250

		Brazil - 0.1%
		Brazil Notas do Tesouro Nacional
BRL	252,000	10.00%, 01/01/2027	75,876
	7,738,000	10.00%, 01/01/2029	2,380,079
		Brazilian Government International Bond
	$2,585,000	4.50%, 05/30/2029	2,722,031
	2,354,000	5.00%, 01/27/2045	2,447,007
	1,520,000	5.63%, 02/21/2047	1,709,255

			9,334,248

		Colombia - 0.1%
		Colombia Government International Bond
	1,810,000	3.88%, 04/25/2027	1,922,220
	5,155,000	5.00%, 06/15/2045	6,000,420

			7,922,640

		Costa Rica - 0.0%
	1,140,000	Costa Rica Government International Bond 9.20%, 02/21/2024(2)	1,276,599

		Croatia - 0.1%
		Croatia Government International Bond
EUR	1,810,000	2.75%, 01/27/2030(3)	2,439,671
	$920,000	5.50%, 04/04/2023(3)	1,016,512
	3,520,000	6.00%, 01/26/2024(3)	4,045,606
	2,750,000	6.38%, 03/24/2021(3)	2,902,856

			10,404,645

		Dominican Republic - 0.0%
		Dominican Republic International Bond
	1,785,000	6.40%, 06/05/2049(2)	1,934,511
	210,000	6.85%, 01/27/2045(3)	236,515
	237,000	7.45%, 04/30/2044(3)	283,810

			2,454,836

		Ecuador - 0.0%
		Ecuador Government International Bond
	200,000	7.88%, 01/23/2028(3)	179,200
	400,000	8.88%, 10/23/2027(3)	372,600
	1,285,000	9.50%, 03/27/2030(2)	1,236,812

			1,788,612

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 3.4% - (continued)
		Egypt - 0.1%
		Egypt Government International Bond
EUR	250,000	5.63%, 04/16/2030(2)	$279,383
	380,000	5.63%, 04/16/2030(3)	424,661
	136,000	6.38%, 04/11/2031(2)	157,558
	$1,790,000	7.60%, 03/01/2029(2)	1,891,937
	1,396,000	7.60%, 03/01/2029(3)	1,475,499
	955,000	7.90%, 02/21/2048(3)	955,640
	1,110,000	8.70%, 03/01/2049(3)	1,188,111

			6,372,789

		Ethiopia - 0.0%
	2,870,000	Ethiopia International Bond 6.63%, 12/11/2024(3)	3,006,325

		Gabon - 0.0%
		Gabon Government International Bond
	3,005,000	6.38%, 12/12/2024(3)	2,989,073
	1,145,000	6.95%, 06/16/2025(3)	1,155,019

			4,144,092

		Ghana - 0.0%
	2,565,000	Ghana Government International Bond 8.13%, 01/18/2026(3)	2,717,977

		Greece - 0.1%
		Hellenic Republic Government Bond
EUR	2,610,000	3.45%, 04/02/2024(2)(3)	3,298,405
	2,825,000	3.50%, 01/30/2023(3)	3,475,403
	1,440,000	4.38%, 08/01/2022(2)(3)	1,786,614

			8,560,422

		Honduras - 0.0%
	$1,385,000	Honduras Government International Bond 6.25%, 01/19/2027(3)	1,481,964

		Hungary - 0.1%
		Hungary Government International Bond
	5,950,000	5.38%, 02/21/2023	6,512,037
	2,928,000	5.75%, 11/22/2023	3,308,054
	2,266,000	6.38%, 03/29/2021	2,399,694

			12,219,785

		Indonesia - 0.3%
		Indonesia Government International Bond
	910,000	3.85%, 07/18/2027(3)	964,804
	1,400,000	4.35%, 01/08/2027(3)	1,525,243
	3,310,000	4.63%, 04/15/2043(3)	3,672,947
	5,212,000	4.75%, 01/08/2026(3)	5,744,759
	9,214,000	5.13%, 01/15/2045(3)	10,943,260
	3,060,000	5.25%, 01/08/2047(3)	3,734,135
	1,246,000	6.63%, 02/17/2037(3)	1,673,056
	900,000	6.75%, 01/15/2044(3)	1,284,811
		Perusahaan Penerbit SBSN Indonesia III
	886,000	4.15%, 03/29/2027(2)	948,020
	3,415,000	4.33%, 05/28/2025(3)	3,671,125

			34,162,160

		Ivory Coast - 0.0%
		Ivory Coast Government International Bond
EUR	1,196,000	5.25%, 03/22/2030(2)	1,318,892
	670,000	5.88%, 10/17/2031(2)	756,046
	$670,000	6.13%, 06/15/2033(3)	656,734
EUR	295,000	6.63%, 03/22/2048(3)	324,183

			3,055,855

		Jamaica - 0.0%
		Jamaica Government International Bond
	$740,000	7.88%, 07/28/2045	975,883
	1,245,000	8.00%, 03/15/2039	1,648,081

			2,623,964

The accompanying notes are an integral part of these financial statements.

45

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 3.4% - (continued)
		Jordan - 0.1%
		Jordan Government International Bond
	$1,350,000	5.75%, 01/31/2027(3)	$1,394,653
	1,835,000	6.13%, 01/29/2026(3)	1,935,441
	1,557,000	7.38%, 10/10/2047(3)	1,639,287

			4,969,381

		Kenya - 0.0%
		Kenya Government International Bond
	2,040,000	7.00%, 05/22/2027(2)	2,137,455
	720,000	8.00%, 05/22/2032(3)	766,938

			2,904,393

		Macedonia - 0.0%
EUR	3,465,000	Former Yugoslav Republic of Macedonia 3.98%, 07/24/2021(3)	4,087,658

		Mexico - 0.3%
		Mexico Government International Bond
	$810,000	3.75%, 01/11/2028	844,425
	1,980,000	4.50%, 04/22/2029	2,178,020
	28,388,000	4.50%, 01/31/2050	30,165,372

			33,187,817

		Mongolia - 0.0%
	2,165,000	Mongolia Government International Bond 5.13%, 12/05/2022(3)	2,195,227

		Morocco - 0.0%
		Morocco Government International Bond
EUR	190,000	3.50%, 06/19/2024(3)	240,676
	$200,000	4.25%, 12/11/2022(3)	209,494

			450,170

		Oman - 0.0%
		Oman Government International Bond
	790,000	4.88%, 02/01/2025(2)	793,694
	765,000	6.00%, 08/01/2029(2)	764,044
	400,000	6.75%, 01/17/2048(3)	375,000

			1,932,738

		Pakistan - 0.0%
	1,300,000	Second Pakistan International Sukuk Co., Ltd. 6.75%, 12/03/2019(3)	1,300,208

		Panama - 0.1%
		Panama Government International Bond
	390,000	3.16%, 01/23/2030	402,675
	1,320,000	3.75%, 03/16/2025	1,394,263
	1,490,000	7.13%, 01/29/2026	1,869,965
	2,130,000	Panama Notas del Tesoro 3.75%, 04/17/2026(2)	2,218,395

			5,885,298

		Paraguay - 0.0%
		Paraguay Government International Bond
	855,000	5.00%, 04/15/2026(3)	941,577
	645,000	5.60%, 03/13/2048(2)	743,369
	1,205,000	5.60%, 03/13/2048(3)	1,388,775
	695,000	6.10%, 08/11/2044(3)	844,432

			3,918,153

		Qatar - 0.1%
		Qatar Government International Bond
	320,000	3.38%, 03/14/2024(3)	334,400
	1,465,000	3.88%, 04/23/2023(3)	1,545,259
	3,115,000	4.00%, 03/14/2029(2)	3,453,781
	670,000	4.00%, 03/14/2029(3)	742,868
	890,000	4.50%, 04/23/2028(3)	1,016,896
	985,000	5.10%, 04/23/2048(2)	1,255,481
	8,125,000	Qatari Diar Finance QSC 5.00%, 07/21/2020(3)	8,267,350

			16,616,035

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 3.4% - (continued)
		Romania - 0.1%
		Romanian Government International Bond
EUR	2,235,000	2.12%, 07/16/2031(2)	$2,579,939
	585,000	2.12%, 07/16/2031(3)	675,286
	312,000	2.50%, 02/08/2030(2)	381,118
	491,000	2.50%, 02/08/2030(3)	599,772
	970,000	2.88%, 03/11/2029(3)	1,230,594
	2,465,000	3.38%, 02/08/2038(3)	3,110,185
	3,557,000	3.88%, 10/29/2035(3)	4,723,900
	825,000	4.63%, 04/03/2049(2)	1,197,079

			14,497,873

		Russia - 0.5%
		Russian Federal Bond - OFZ
RUB	92,085,000	6.90%, 05/23/2029	1,489,372
	175,030,000	7.95%, 10/07/2026	2,984,866
		Russian Foreign Bond - Eurobond
	$12,200,000	4.25%, 06/23/2027(3)	13,072,447
	2,200,000	4.25%, 06/23/2027(2)	2,357,326
	6,200,000	4.38%, 03/21/2029(2)	6,705,275
	6,200,000	4.38%, 03/21/2029(3)	6,705,275
	2,800,000	4.75%, 05/27/2026(3)	3,078,869
	5,000,000	5.10%, 03/28/2035(2)	5,749,310
	10,800,000	5.10%, 03/28/2035(3)	12,418,510
	11,600,000	5.25%, 06/23/2047(3)	13,853,880
	1,200,000	5.63%, 04/04/2042(3)	1,482,084

			69,897,214

		Saudi Arabia - 0.0%
		Saudi Government International Bond
	340,000	3.25%, 10/26/2026(3)	351,475
	370,000	4.00%, 04/17/2025(2)	397,391

			748,866

		Senegal - 0.0%
		Senegal Government International Bond
	485,000	6.25%, 07/30/2024(3)	529,717
	385,000	6.25%, 05/23/2033(3)	392,997
	973,000	6.75%, 03/13/2048(2)	953,735
	2,175,000	6.75%, 03/13/2048(3)	2,131,935

			4,008,384

		South Africa - 0.0%
	2,990,000	Republic of South Africa Government International Bond 5.75%, 09/30/2049	2,893,184

		Sri Lanka - 0.0%
		Sri Lanka Government International Bond
	200,000	6.20%, 05/11/2027(2)	192,175
	1,185,000	6.20%, 05/11/2027(3)	1,138,633
	355,000	6.83%, 07/18/2026(3)	357,469

			1,688,277

		Supranational - 0.0%
		International Finance Corp.
MXN	154,000,000	0.00%, 02/22/2038(8)	2,242,693
IDR	25,000,000,000	8.00%, 10/09/2023	1,860,084

			4,102,777

		Tunisia - 0.0%
		Banque Centrale de Tunisie International Bond
EUR	1,020,000	5.63%, 02/17/2024(3)	1,111,645
	$900,000	5.75%, 01/30/2025(3)	820,764
EUR	525,000	6.38%, 07/15/2026(2)	571,070
	170,000	6.75%, 10/31/2023(2)	191,099

			2,694,578

The accompanying notes are an integral part of these financial statements.

46

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 3.4% - (continued)
		Turkey - 0.5%
	$985,000	Export Credit Bank of Turkey 8.25%, 01/24/2024(2)	$1,050,601
		Turkey Government International Bond
	2,705,000	3.25%, 03/23/2023	2,560,607
	460,000	4.25%, 04/14/2026	419,129
EUR	635,000	4.63%, 03/31/2025	729,462
	$3,735,000	4.88%, 10/09/2026	3,497,312
	10,440,000	4.88%, 04/16/2043	8,297,837
	6,300,000	5.13%, 02/17/2028	5,859,000
	15,320,000	5.75%, 03/22/2024	15,434,349
	10,080,000	5.75%, 05/11/2047	8,631,000
	5,775,000	6.00%, 03/25/2027	5,713,785
	8,175,000	6.00%, 01/14/2041	7,316,625

			59,509,707

		Ukraine - 0.2%
		Ukraine Government International Bond
	1,515,000	7.38%, 09/25/2032(2)	1,584,687
	5,970,000	7.38%, 09/25/2032(3)	6,244,608
	1,260,000	7.75%, 09/01/2020(3)	1,293,390
	427,000	7.75%, 09/01/2021(2)	446,215
	545,000	7.75%, 09/01/2021(3)	569,525
	6,390,000	7.75%, 09/01/2022(3)	6,795,765
	1,415,000	7.75%, 09/01/2023(3)	1,512,281
	2,650,000	7.75%, 09/01/2025(3)	2,842,125
	620,000	7.75%, 09/01/2026(2)	665,725
	1,260,000	7.75%, 09/01/2026(3)	1,352,925
	4,715,000	7.75%, 09/01/2027(3)	5,068,154

			28,375,400

		United Arab Emirates - 0.1%
		Abu Dhabi Government International Bond
	3,670,000	2.13%, 09/30/2024(2)	3,650,402
	385,000	3.13%, 05/03/2026(3)	400,881
	2,155,000	3.13%, 09/30/2049(2)	2,073,714
	1,830,000	Emirate of Dubai Government International Bonds 5.25%, 01/30/2043(3)	1,743,029

			7,868,026

		Uruguay - 0.0%
	2,645,000	Uruguay Government International Bond 4.98%, 04/20/2055	3,094,676

		Venezuela - 0.1%
		Venezuela Government International Bond
	345,000	6.00%, 12/09/2020(3)(9)	35,363
	1,015,000	7.00%, 12/01/2018(3)(9)	105,306
	3,170,000	7.00%, 03/31/2038(3)(9)	328,887
	4,085,000	7.65%, 04/21/2025(9)	423,819
	4,765,000	7.75%, 10/13/2019(3)(9)	494,369
	11,205,000	8.25%, 10/13/2024(3)(9)	1,162,519
	11,937,200	9.00%, 05/07/2023(3)(9)	1,238,484
	12,825,000	9.25%, 05/07/2028(3)(9)	1,330,594

			5,119,341

		Total Foreign Government Obligations (cost $471,847,475)	$443,747,761

MUNICIPAL BONDS - 0.4%
		General Obligation - 0.2%
	2,265,000	California State, GO Taxable 7.55%, 04/01/2039	$3,714,940
	18,325,000	State of California 3.05%, 04/01/2029	19,366,043

			23,080,983

Shares or Principal Amount		Market Value†

MUNICIPAL BONDS - 0.4% - (continued)
	Higher Education - 0.1%
$12,000,000	Rutgers The State Univ. of New Jersey 3.92%, 05/01/2119	$12,017,520

	Transportation - 0.1%
5,645,000	Bay Area Toll Auth, CA 2.57%, 04/01/2031	5,609,098
5,015,000	New York State Thruway Auth Rev 2.90%, 01/01/2035	5,070,767

		10,679,865

	Total Municipal Bonds (cost $44,539,830)	$45,778,368

SENIOR FLOATING RATE INTERESTS - 0.2%(11)
	Auto Parts & Equipment - 0.0%
1,595,000	Panther BF Aggregator L.P. 5.30%, 04/30/2026, 1 mo. USD LIBOR + 3.500%	$1,571,745

	Commercial Services - 0.1%
1,545,438	Blackhawk Network Holdings, Inc. 4.79%, 06/15/2025, 1 mo. USD LIBOR + 3.000%	1,529,983
4,460,000	Dun & Bradstreet Corp. 6.80%, 02/06/2026, 1 mo. USD LIBOR + 5.000%	4,470,213
1,170,188	Trans Union LLC 4.04%, 06/19/2025, 1 mo. USD LIBOR + 2.000%	1,171,288

		7,171,484

	Diversified Financial Services - 0.0%
1,708,838	Crown Finance U.S., Inc. 4.04%, 02/28/2025, 1 mo. USD LIBOR + 2.250%	1,684,572

	Food Service - 0.0%
533,250	CHG PPC Parent LLC 4.54%, 03/31/2025, 1 mo. USD LIBOR + 2.750%	530,584

	Healthcare-Services - 0.0%
1,140,202	Syneos Health, Inc. 3.79%, 08/01/2024, 1 mo. USD LIBOR + 2.000%	1,140,441

	Household Products - 0.0%
844,950	Diamond (BC) B.V. 4.93%, 09/06/2024, 2 mo. USD LIBOR + 3.000%	785,381

	Insurance - 0.1%
4,516,464	Asurion LLC 4.79%, 11/03/2024, 1 mo. USD LIBOR + 3.000%	4,519,309
384,150	Genworth Holdings, Inc. 6.32%, 03/07/2023, 1 mo. USD LIBOR + 4.500%	383,190
1,683,688	Hub International Ltd. 4.94%, 04/25/2025, 2 mo. USD LIBOR + 3.000%	1,645,501

		6,548,000

	Leisure Time - 0.0%
3,517,425	Golden Entertainment, Inc. 4.81%, 10/21/2024, 1 mo. USD LIBOR + 3.000%	3,519,641

	Machinery-Diversified - 0.0%
956,880	Gardner Denver, Inc. 4.54%, 07/30/2024, 3 mo. USD LIBOR + 2.750%	958,277

The accompanying notes are an integral part of these financial statements.

47

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 0.2%(11) - (continued)
	Media - 0.0%
$3,068,275	PSAV Holdings LLC 5.26%, 03/03/2025, 3 mo. USD LIBOR + 3.250%	$2,947,477

	Semiconductors - 0.0%
747,359	Microchip Technology, Inc. 3.79%, 05/29/2025, 1 mo. USD LIBOR + 2.000%	748,293

	Software - 0.0%
446,105	SS&C Technologies Holdings Europe S.a.r.l. 4.04%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	446,850
925,915	SS&C Technologies, Inc. 4.04%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	927,634

		1,374,484

	Total Senior Floating Rate Interests (cost $29,093,571)	$28,980,379

U.S. GOVERNMENT AGENCIES - 0.1%
	Mortgage-Backed Agencies - 0.1%
	FNMA - 0.1%
13,809,387	1.50%, 06/25/2042	$13,878,337

	GNMA - 0.0%
5,710,219	1.70%, 10/20/2045	5,666,055

	Total U.S. Government Agencies (cost $19,327,288)	$19,544,392

U.S. GOVERNMENT SECURITIES - 1.4%
	U.S. Treasury Securities - 1.4%
	U.S. Treasury Bonds - 0.7%
17,370,000	3.00%, 11/15/2045(12)	$20,258,441
5,000,000	3.00%, 08/15/2048	5,877,539
7,090,000	4.25%, 11/15/2040(13)	9,729,917
14,345,000	4.38%, 02/15/2038	19,734,461
25,842,000	4.38%, 05/15/2040	35,957,730

		91,558,088

	U.S. Treasury Notes - 0.7%
5,410,000	1.25%, 08/31/2024	5,343,009
5,000,000	1.38%, 10/31/2020(13)	4,988,086
14,730,000	1.50%, 08/31/2021	14,713,314
6,460,000	1.50%, 09/15/2022	6,458,738
25,625,000	2.38%, 03/15/2022(14)	26,138,501
26,930,000	2.88%, 11/30/2023	28,356,448

		85,998,096

	Total U.S. Government Securities (cost $169,169,330)	$177,556,184

CONVERTIBLE BONDS - 0.0%
	Commercial Services - 0.0%
1,200,000	Cardtronics, Inc. 1.00%, 12/01/2020	$1,191,637

	Media - 0.0%
2,130,000	Scripps Escrow, Inc. 5.88%, 07/15/2027(2)	2,182,611

	Software - 0.0%
2,226,000	Western Digital Corp. 1.50%, 02/01/2024	2,110,979

	Total Convertible Bonds (cost $5,627,978)	$5,485,227

Shares or Principal Amount		Market Value†
ESCROWS - 0.0%(15)
	Materials - 0.0%
$1,410,000	Berry Global, Inc.*(2)	$1,484,025

	Telecommunication Services - 0.0%
1,605,000	Nexstar Broadcasting, Inc.*(2)	1,692,794

	Total Escrows (cost $3,015,000)	$3,176,819

	Total Long-Term Investments (cost $11,187,142,453)	$12,460,196,779

SHORT-TERM INVESTMENTS - 4.1%
	Other Investment Pools & Funds - 4.0%
521,223,189	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(16)	$521,223,189

	Securities Lending Collateral - 0.1%
728,396	Citibank NA DDCA, 1.80%, 11/1/2019(16)	728,396
10,219,523	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(16)	10,219,523
163,938	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(16)	163,938
1,355,590	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(16)	1,355,590
1,969,505	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(16)	1,969,505
130,966	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(16)	130,966

		14,567,918

	Total Short-Term Investments (cost $535,791,107)	$535,791,107

Total Investments (cost $11,722,933,560)	99.6%	$12,995,987,886
Other Assets and Liabilities	0.4%	53,862,591

Total Net Assets	100.0%	$13,049,850,477

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

The accompanying notes are an integral part of these financial statements.

48

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2019

*	Non-income producing.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2019. Base lending rates may be subject to a floor or cap.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $1,012,291,342, representing 7.8% of net assets.

(3)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $277,250,603, representing 2.1% of net assets.

(4)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(6)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2019. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(7)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(8)	Security is a zero-coupon bond.

(9)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(10)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(11)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2019.

(12)	All, or a portion of the security, was pledged as collateral in connection with OTC swap contracts. As of October 31, 2019, the market value of securities pledged was $337,058.

(13)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2019, the market value of securities pledged was $6,984,846.

(14)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2019, the market value of securities pledged was $1,377,053.

(15)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(16)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	982	12/31/2019	$211,720,734	$(373,861)
U.S. Treasury 5-Year Note Future	1,362	12/31/2019	162,354,656	(648,355)
U.S. Treasury Long Bond Future	1,128	12/19/2019	182,031,000	(1,716,353)
U.S. Treasury Ultra Bond Future	688	12/19/2019	130,548,000	(4,320,133)

Total				$(7,058,702)

Short position contracts:
Euro-BOBL Future	43	12/06/2019	$6,456,091	$96,833
Euro BUXL 30-Year Bond Future	21	12/06/2019	4,917,535	255,653
Euro-Bund Future	114	12/06/2019	21,838,281	574,877
U.S. Treasury 10-Year Note Future	2,953	12/19/2019	384,766,672	17,866
U.S. Treasury 10-Year Ultra Future	269	12/19/2019	38,227,422	513,055

Total				$1,458,284

Total futures contracts				$(5,600,418)

OTC Credit Default Swap Contracts Outstanding at October 31, 2019
Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Buy protection:
Deutsche Bank AG	JPM	EUR	8,000,000	(1.00%)	06/20/24	Quarterly	$361,766	$—	$169,934	$(191,832)
Deutsche Bank AG	MSC	EUR	9,000,000	(1.00%)	06/20/24	Quarterly	398,568	—	191,176	(207,392)
Deutsche Bank AG	JPM	EUR	10,000,000	(1.00%)	06/20/24	Quarterly	428,158	—	212,185	(215,973)

The accompanying notes are an integral part of these financial statements.

49

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2019

OTC Credit Default Swap Contracts Outstanding at October 31, 2019 – (continued)
Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues – (continued):
Buy protection – (continued):
Deutsche Bank AG	CBK	EUR	9,000,000	(1.00%)	06/20/24	Quarterly	$407,356	$—	$191,176	$(216,180)
Deutsche Bank AG	JPM	EUR	7,000,000	(1.00%)	06/20/24	Quarterly	982,702	—	741,010	(241,692)
Deutsche Bank AG	HSBC	EUR	7,000,000	(1.00%)	06/20/24	Quarterly	1,021,857	—	741,010	(280,847)
Targa Resources Partners L.P.	BCY	USD	1,610,000	(5.00%)	12/20/24	Quarterly	—	(321,496)	(336,312)	(14,816)

Total single-name issues							$3,600,407	$(321,496)	$1,910,179	$(1,368,732)

Total OTC contracts							$3,600,407	$(321,496)	$1,910,179	$(1,368,732)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2019
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EMS.32.V1	USD	17,554,000	(1.00%)	12/20/24	Quarterly	$883,967	$794,749	$(89,218)

Sell protection:
CDX.NA.HY.33.V1	USD	8,450,000	5.00%	12/20/24	Quarterly	$614,864	$649,657	$34,793

Credit default swaps on single-name issues:
Buy protection:
Beazer Homes USA, Inc.	USD	1,455,000	(5.00%)	12/20/24	Quarterly	$(166,303)	$(153,859)	$12,444
Republic of Turkey	USD	1,025,000	(1.00%)	12/20/24	Quarterly	133,123	108,015	(25,108)
YUM! Brands, Inc.	USD	1,580,000	(1.00%)	12/20/24	Quarterly	(34,761)	(34,489)	272

Total single-name issues						$(67,941)	$(80,333)	$(12,392)

Total						$1,430,890	$1,364,073	$(66,817)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at October 31, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
11,095,000	BRL	2,687,433	USD	DEUT	12/03/19	$73,351	$—
4,945,400,000	COP	1,442,990	USD	UBS	12/18/19	17,467	—
2,374,300,000	COP	688,221	USD	JPM	12/18/19	12,949	—
33,870,000	CZK	1,445,274	USD	GSC	12/18/19	36,290	—
15,410,000	CZK	671,588	USD	JPM	12/18/19	2,486	—
31,630,000	EGP	1,875,593	USD	CBK	12/18/19	58,538	—
1,768,000	EUR	1,969,617	USD	BNP	11/29/19	5,931	—
412,000	EUR	459,915	USD	SSG	11/29/19	450	—
3,097,000	EUR	3,418,907	USD	MSC	12/18/19	47,323	—
4,151,000	EUR	4,606,010	USD	BCLY	12/18/19	39,880	—
1,793,000	EUR	1,996,772	USD	JPM	12/18/19	9,994	—
1,209,000	EUR	1,347,449	USD	GSC	12/18/19	5,690	—
300,000	EUR	331,989	USD	SSG	12/18/19	3,777	—
1,605,000	EUR	1,794,234	USD	BNP	12/18/19	2,117	—
257,000	EUR	285,601	USD	SCB	12/18/19	2,039	—
109,000	EUR	121,244	USD	HSBC	12/18/19	751	—
375,100,000	HUF	1,252,045	USD	GSC	12/18/19	24,697	—
10,275,000,000	IDR	726,251	USD	BNP	12/18/19	2,173	—
13,480,000	MXN	697,666	USD	JPM	12/18/19	—	(2,179)

The accompanying notes are an integral part of these financial statements.

50

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2019

Foreign Currency Contracts Outstanding at October 31, 2019 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
18,620,000	MXN	964,128	USD	BNP	12/18/19	$—	$(3,447)
8,600,000	PEN	2,572,157	USD	CBK	12/18/19	768	(5,600)
5,105,000	PLN	1,301,031	USD	CBK	12/18/19	35,639	—
3,120,000	PLN	813,298	USD	JPM	12/18/19	3,629	—
77,820,000	RUB	1,207,822	USD	GSC	12/18/19	—	(2,448)
44,300,000	RUB	689,816	USD	BNP	12/18/19	—	(3,642)
1,141,029	USD	1,660,000	AUD	JPM	12/18/19	—	(4,806)
2,299,660	USD	3,340,000	AUD	CBA	12/18/19	—	(5,814)
827,825	USD	3,469,000	BRL	CBK	12/03/19	—	(35,371)
996,293	USD	1,305,000	CAD	UBS	12/18/19	5,221	—
2,001,408	USD	2,630,000	CAD	GSC	12/18/19	4,075	—
11,777,900	USD	10,595,000	EUR	CBK	11/29/19	—	(60,857)
1,111	USD	1,000	EUR	CBA	12/18/19	—	(8)
326,984	USD	294,000	EUR	BMO	12/18/19	—	(2,067)
593,025	USD	535,000	EUR	BCLY	12/18/19	—	(5,759)
56,827,322	USD	51,198,000	EUR	JPM	12/18/19	—	(474,597)
20,560	USD	16,000	GBP	BCLY	11/29/19	—	(185)
1,254,566	USD	375,100,000	HUF	BCLY	12/18/19	—	(22,175)
1,698,948	USD	33,700,000	MXN	BCLY	12/18/19	—	(39,769)
2,235,464	USD	3,475,000	NZD	WEST	12/18/19	5,445	—
1,212,383	USD	1,895,000	NZD	UBS	12/18/19	—	(3,699)
4,232,068	USD	279,909,000	RUB	GSC	12/18/19	—	(103,515)

Total						$400,680	$(775,938)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$41,060,178	$—	$41,060,178	$—
Banks	773,739,440	773,739,440	—	—
Capital Goods	444,331,367	344,153,603	100,177,764	—
Consumer Services	35,102,689	35,102,689	—	—
Diversified Financials	32,221,581	32,221,581	—	—
Energy	563,546,436	563,546,436	—	—
Food & Staples Retailing	25,478,849	25,478,849	—	—
Food, Beverage & Tobacco	446,339,309	397,845,108	48,494,201	—
Health Care Equipment & Services	263,910,921	182,721,559	81,189,362	—
Household & Personal Products	211,078,824	211,078,824	—	—
Insurance	394,443,035	394,443,035	—	—
Materials	96,219,281	96,219,281	—	—
Media & Entertainment	152,749,877	152,749,877	—	—
Pharmaceuticals, Biotechnology & Life Sciences	712,972,407	556,604,650	156,367,757	—
Real Estate	132,969,147	132,969,147	—	—
Retailing	121,811,060	121,811,060	—	—
Semiconductors & Semiconductor Equipment	261,256,392	261,256,392	—	—
Technology Hardware & Equipment	216,260,656	216,260,656	—	—
Telecommunication Services	215,459,357	215,459,357	—	—
Transportation	67,132,582	67,132,582	—	—
Utilities	488,620,930	488,620,930	—	—
Preferred Stocks	779,095	779,095	—	—
Corporate Bonds	6,038,444,236	—	6,038,444,236	—
Foreign Government Obligations	443,747,761	—	443,747,761	—
Municipal Bonds	45,778,368	—	45,778,368	—
Senior Floating Rate Interests	28,980,379	—	28,980,379	—
U.S. Government Agencies	19,544,392	—	19,544,392	—
U.S. Government Securities	177,556,184	—	177,556,184	—
Convertible Bonds	5,485,227	—	5,485,227	—

The accompanying notes are an integral part of these financial statements.

51

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2019

Description	Total	Level 1	Level 2	Level 3(1)
Escrows	$3,176,819	$—	$3,176,819	$—
Short-Term Investments	535,791,107	535,791,107	—	—
Foreign Currency Contracts(2)	400,680	—	400,680	—
Futures Contracts(2)	1,458,284	1,458,284	—	—
Swaps - Credit Default(2)	47,509	—	47,509	—

Total	$12,997,894,359	$5,807,443,542	$7,190,450,817	$—

Liabilities
Foreign Currency Contracts(2)	$(775,938)	$—	$(775,938)	$—
Futures Contracts(2)	(7,058,702)	(7,058,702)	—	—
Swaps - Credit Default(2)	(1,483,058)	—	(1,483,058)	—

Total	$(9,317,698)	$(7,058,702)	$(2,258,996)	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

52

Hartford AARP Balanced Retirement Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 4.2%
	Asset-Backed - Automobile - 0.2%
$20,000	AmeriCredit Automobile Receivables Trust 2.58%, 09/18/2025	$20,033
90,000	CarMax Auto Owner Trust 2.02%, 11/15/2024	90,212
15,000	Drive Auto Receivables Trust 2.70%, 02/16/2027	14,981
70,000	Exeter Automobile Receivables Trust 2.58%, 09/15/2025(1)	69,768
50,000	First Investors Auto Owner Trust 2.21%, 09/16/2024(1)	50,035
50,000	Nissan Automotive Receivables Owner Trust 1.93%, 07/15/2024	49,997
30,000	Santander Drive Auto Receivables Trust 2.68%, 10/15/2025	30,059
50,000	Westlake Automobile Receivables Trust 2.72%, 11/15/2024(1)	50,082

		375,167

	Asset-Backed - Finance & Insurance - 0.8%
70,000	CNH Equipment Trust 2.01%, 12/16/2024	70,135
	Domino’s Pizza Master Issuer LLC
49,000	3.08%, 07/25/2047(1)	49,179
147,750	4.12%, 07/25/2048(1)	154,167
50,000	GLS Auto Receivables Issuer Trust 2.47%, 11/15/2023(1)(2)	49,996
100,000	Lendmark Funding Trust 2.78%, 04/20/2028(1)	99,974
31,684	Long Beach Mortgage Loan Trust 1.99%, 12/25/2036, 1 mo. USD LIBOR + 0.170%(3)	16,795
14,964	SoFi Consumer Loan Program LLC 3.05%, 12/26/2025(1)	15,030
96,278	SoFi Consumer Loan Program Trust 2.45%, 08/25/2028(1)	96,524
100,000	SPS Servicer Advance Receivables Trust 2.32%, 10/15/2052(1)(4)(5)	99,981
255,000	Symphony CLO Ltd. 2.95%, 07/14/2026, 3 mo. USD LIBOR + 0.950%(1)(3)	254,998
	Towd Point Mortgage Trust
54,229	2.75%, 10/25/2056(1)(6)	54,870
66,826	2.75%, 06/25/2057(1)(6)	67,610
78,299	3.25%, 03/25/2058(1)(6)	80,030
108,225	3.25%, 07/25/2058(1)(6)	111,590
	Vantage Data Centers Issuer LLC
24,958	3.19%, 07/15/2044(1)	25,325
34,417	4.07%, 02/16/2043(1)	35,753

		1,281,957

	Asset-Backed - Home Equity - 0.3%
100,000	CPT Mortgage Trust 2.87%, 11/13/2039(1)	102,998
106,867	GSAA Home Equity Trust 1.91%, 12/25/2036, 1 mo. USD LIBOR + 0.090%(3)	47,359
993,775	Morgan Stanley Capital Trust 0.84%, 07/15/2051(6)(7)	56,818
361,950	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037(8)	170,464
40,000	Soundview Home Loan Trust 2.07%, 11/25/2036, 1 mo. USD LIBOR + 0.250%(3)	37,570

		415,209

	Commercial Mortgage - Backed Securities - 0.4%
963,427	Benchmark Mortgage Trust 0.54%, 07/15/2051(6)(7)	33,982
100,000	Commercial Mortgage Trust 2.90%, 10/15/2036, 1 mo. USD LIBOR + 0.900%(1)(3)	100,003
1,596,821	DBGS Mortgage Trust 0.21%, 10/15/2051(6)(7)	26,161
	GS Mortgage Securities Trust
62,000	2.78%, 10/10/2049	63,607
46,000	3.14%, 06/10/2046	47,453

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 4.2% - (continued)
	Commercial Mortgage - Backed Securities - 0.4% - (continued)
$65,000	JPMDB Commercial Mortgage Securities Trust 2.99%, 12/15/2049	$67,106
	Morgan Stanley Bank of America Merrill Lynch Trust
40,000	3.74%, 08/15/2047	42,626
45,000	3.77%, 11/15/2046	47,562
309,411	Morgan Stanley Capital I Trust 1.44%, 06/15/2050(6)(7)	23,359
40,000	Morgan Stanley Capital Trust 3.78%, 05/15/2048(6)	43,147
	Wells Fargo Commercial Mortgage Trust
65,000	2.79%, 07/15/2048	66,613
15,000	4.10%, 05/15/2048(6)	15,254
	WF-RBS Commercial Mortgage Trust
48,001	2.87%, 11/15/2045	49,020
39,000	3.07%, 06/15/2046	40,173

		666,066

	Diversified Financial Services - 0.2%
250,000	Carlyle Global Market Strategies 2.99%, 07/27/2031(1)	247,249
100,000	Marlette Funding Trust 2.39%, 12/17/2029(1)	100,070

		347,319

	Other ABS - 0.5%
250,000	Dewolf Park CLO Ltd. 3.21%, 10/15/2030, 3 mo. USD LIBOR + 1.210%(1)(3)	249,260
250,000	Madison Park Funding Ltd. 2.92%, 04/19/2030, 3 mo. USD LIBOR + 0.950%(1)(3)	249,006
93,298	Mill City Mortgage Loan Trust 3.25%, 10/25/2069(1)(6)	95,285
104,031	Towd Point Mortgage Trust 3.25%, 07/25/2058(1)(6)	106,629

		700,180

	Whole Loan Collateral CMO - 1.8%
	Alternative Loan Trust
48,690	1.96%, 04/25/2047, 1 mo. USD LIBOR + 0.140%(3)	46,620
36,287	2.27%, 04/25/2035, 1 mo. USD LIBOR + 0.450%(3)	32,667
43,439	3.74%, 08/25/2035, 12 mo. USD MTA + 1.350%(3)	39,606
	Angel Oak Mortgage Trust LLC
65,000	2.59%, 10/25/2049(1)(6)	65,091
108,896	2.93%, 05/25/2059(1)(6)	109,543
87,645	2.99%, 07/26/2049(1)(6)	88,286
39,586	3.65%, 09/25/2048(1)	40,019
93,965	Arroyo Mortgage Trust 2.96%, 10/25/2048(1)(6)	94,736
41,525	Bear Stearns Alt-A Trust 2.14%, 08/25/2036, 1 mo. USD LIBOR + 0.320%(3)	44,547
42,910	Bunker Hill Loan Depositary Trust 2.88%, 07/25/2049	43,194
13,383	CHL Mortgage Pass-Through Trust 3.96%, 03/20/2036(6)	12,789
100,000	Citigroup Mortgage Loan Trust 3.23%, 11/25/2070(1)	100,000
	COLT Mortgage Loan Trust
98,278	2.58%, 11/25/2049(1)(6)	98,415
42,852	3.47%, 07/27/2048(1)(6)	43,031
55,912	3.69%, 10/26/2048(1)(6)	56,305
92,973	Deephaven Residential Mortgage Trust 2.96%, 07/25/2059(1)(6)	93,427
	Fannie Mae Connecticut Avenue Securities
52,875	6.82%, 11/25/2024, 1 mo. USD LIBOR + 5.000%(3)	56,349
54,157	7.37%, 04/25/2028, 1 mo. USD LIBOR + 5.550%(3)	57,708
91,821	GCAT LLC 2.99%, 02/25/2059(1)(8)	92,269
97,871	GCAT Trust 2.65%, 10/25/2068(1)(6)	97,932
	Mill City Mortgage Loan Trust
113,307	2.75%, 07/25/2059(1)(6)	113,808
62,709	2.75%, 01/25/2061(1)(6)	63,313
85,146	3.50%, 08/25/2058(1)(6)	87,629
100,000	3.50%, 04/25/2066(1)	103,395
	New Residential Advance Receivables Trust
100,000	2.33%, 10/15/2051(1)	100,092
110,000	2.43%, 10/15/2051(1)	110,000

The accompanying notes are an integral part of these financial statements.

53

Hartford AARP Balanced Retirement Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 4.2% - (continued)
	Whole Loan Collateral CMO - 1.8% - (continued)
	New Residential Mortgage Loan Trust
$74,476	3.25%, 09/25/2056(1)(6)	$76,254
83,392	3.50%, 12/25/2057(1)(6)	86,744
85,379	3.60%, 04/25/2049(1)	86,525
84,244	3.68%, 01/25/2049(1)(6)	85,405
60,290	3.75%, 11/25/2056(1)(6)	62,884
83,050	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.45%, 06/25/2036(6)	73,425
49,944	Residential Accredit Loans, Inc. 2.07%, 08/25/2037, 1 mo. USD LIBOR + 0.250%(3)	48,027
35,476	Residential Asset Securitization Trust 5.50%, 06/25/2035	32,365
9,912	Seasoned Credit Risk Transfer Trust 3.50%, 10/25/2058	10,577
	Towd Point Mortgage Trust
107,408	2.42%, 02/25/2057, 1 mo. USD LIBOR + 0.600%(1)(3)	107,158
18,361	3.00%, 11/25/2057(1)(6)	18,418
	Verus Securitization Trust
96,226	2.78%, 07/25/2059(1)(8)	96,600
100,000	3.14%, 11/25/2059(1)(6)	100,664
78,060	3.84%, 02/25/2059(1)(6)	79,019
13,012	Wells Fargo Mortgage Backed Securities Trust 4.93%, 03/25/2036(6)	13,056
976,648	Wells Fargo N.A. 0.52%, 08/15/2061(6)(7)	32,944

		2,900,836

	Total Asset & Commercial Mortgage Backed Securities (cost $6,699,308)	$6,686,734

CORPORATE BONDS - 6.8%
	Aerospace/Defense - 0.1%
40,000	Boeing Co. 3.25%, 02/01/2035	$41,906
10,000	General Dynamics Corp. 2.63%, 11/15/2027	10,374
40,000	L3Harris Technologies, Inc. 3.85%, 06/15/2023(1)	42,242
	Lockheed Martin Corp.
15,000	3.60%, 03/01/2035	16,284
10,000	3.80%, 03/01/2045	11,004
	United Technologies Corp.
10,000	3.75%, 11/01/2046	11,090
40,000	4.45%, 11/16/2038	47,459

		180,359

	Agriculture - 0.1%
	Altria Group, Inc.
95,000	2.63%, 09/16/2026	93,073
45,000	3.88%, 09/16/2046	41,706
	Reynolds American, Inc.
55,000	4.85%, 09/15/2023	59,500
30,000	5.85%, 08/15/2045	33,356

		227,635

	Auto Manufacturers - 0.2%
25,000	Ford Motor Co. 4.75%, 01/15/2043	21,735
	General Motors Co.
30,000	5.40%, 04/01/2048	30,456
10,000	6.60%, 04/01/2036	11,609
110,000	6.75%, 04/01/2046	126,954
75,000	General Motors Financial Co., Inc. 4.00%, 10/06/2026	76,583

		267,337

	Beverages - 0.2%
	Anheuser-Busch InBev Worldwide, Inc.
223,000	3.75%, 07/15/2042	228,559
40,000	4.75%, 01/23/2029	46,488
25,000	Constellation Brands, Inc. 3.60%, 02/15/2028	26,399

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 6.8% - (continued)
	Beverages - 0.2% - (continued)
$17,000	Molson Coors Brewing Co. 3.00%, 07/15/2026	$17,159

		318,605

	Biotechnology - 0.0%
	Amgen, Inc.
20,000	2.65%, 05/11/2022	20,327
5,000	4.40%, 05/01/2045	5,625
40,000	Gilead Sciences, Inc. 2.55%, 09/01/2020	40,220

		66,172

	Chemicals - 0.1%
70,000	DuPont de Nemours, Inc. 4.21%, 11/15/2023	74,999
15,000	Methanex Corp. 5.65%, 12/01/2044	14,251
	Sherwin-Williams Co.
5,000	2.95%, 08/15/2029	5,054
40,000	3.13%, 06/01/2024	41,494

		135,798

	Commercial Banks - 1.8%
	Bank of America Corp.
120,000	2.46%, 10/22/2025, (2.46% fixed rate until 10/22/2024; 3 mo. USD LIBOR + 0.870% thereafter)(9)	120,646
70,000	3.37%, 01/23/2026, (3.37% fixed rate until 01/23/2025; 3 mo. USD LIBOR + 0.810% thereafter)(9)	73,224
50,000	3.95%, 01/23/2049, (3.95% fixed rate until 01/23/2048; 3 mo. USD LIBOR + 1.190% thereafter)(9)	56,431
165,000	3.97%, 02/07/2030, (3.97% fixed rate until 02/07/2029; 3 mo. USD LIBOR + 1.210% thereafter)(9)	180,057
	Bank of New York Mellon Corp.
5,000	1.95%, 08/23/2022	5,011
65,000	2.10%, 10/24/2024	65,257
10,000	2.45%, 08/17/2026	10,104
20,000	2.66%, 05/16/2023, (2.66% fixed rate until 05/16/2022; 3 mo. USD LIBOR + 0.634% thereafter)(9)	20,289
	Citigroup, Inc.
120,000	2.88%, 07/24/2023, (2.88% fixed rate until 07/24/2022; 3 mo. USD LIBOR + 0.950% thereafter)(9)	121,963
10,000	2.98%, 11/05/2030, (2.98% fixed rate until 11/05/2029; 3 mo. USD LIBOR + 1.422% thereafter)(2)(9)	10,084
45,000	3.20%, 10/21/2026	46,670
135,000	3.98%, 03/20/2030, (3.98% fixed rate until 03/20/2029; 3 mo. USD LIBOR + 1.338% thereafter)(9)	147,164
30,000	Fifth Third Bancorp 2.38%, 01/28/2025	30,141
	Goldman Sachs Group, Inc.
75,000	2.93%, 12/13/2019, 3 mo. USD LIBOR + 0.800%(3)	75,071
120,000	3.50%, 01/23/2025	125,454
80,000	3.50%, 11/16/2026	83,350
60,000	4.02%, 10/31/2038, (4.02% fixed rate until 10/31/2037; 3 mo. USD LIBOR + 1.373% thereafter)(9)	64,780
	JP Morgan Chase & Co.
150,000	2.30%, 10/15/2025, (2.30% fixed rate until 10/15/2024; 3 mo. USD SOFR + 1.160% thereafter)(9)	149,695
170,000	2.95%, 10/01/2026	175,463
10,000	3.90%, 01/23/2049, (3.90% fixed rate until 01/23/2048; 3 mo. USD LIBOR + 1.220% thereafter)(9)	11,098

The accompanying notes are an integral part of these financial statements.

54

Hartford AARP Balanced Retirement Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 6.8% - (continued)
	Commercial Banks - 1.8% - (continued)
$30,000	KeyCorp. 2.55%, 10/01/2029	$29,365
	Morgan Stanley
215,000	2.72%, 07/22/2025, (2.72% fixed rate until 07/22/2024; 3 mo. USD SOFR + 1.152% thereafter)(9)	218,011
75,000	3.08%, 01/27/2020, 3 mo. USD LIBOR + 1.140%(3)	75,171
30,000	3.95%, 04/23/2027	31,958
35,000	3.97%, 07/22/2038, (3.97% fixed rate until 07/22/2037; 3 mo. USD LIBOR + 1.455% thereafter)(9)	38,322
250,000	PNC Bank NA 2.60%, 07/21/2020	251,106
20,000	PNC Financial Services Group, Inc. 3.45%, 04/23/2029	21,541
	Royal Bank of Canada
55,000	2.55%, 07/16/2024	55,847
50,000	2.80%, 04/29/2022	51,029
35,000	Santander Holdings USA, Inc. 3.40%, 01/18/2023	35,980
	State Street Corp.
30,000	2.35%, 11/01/2025, (2.35% fixed rate until 11/01/2024; 3 mo. SOFR + 0.940% thereafter)(2)(9)	30,198
10,000	3.78%, 12/03/2024, (3.78% fixed rate until 12/03/2023; 3 mo. USD LIBOR + 0.770% thereafter)(9)	10,600
69,000	Toronto-Dominion Bank 2.65%, 06/12/2024	70,618
	Wells Fargo & Co.
135,000	2.41%, 10/30/2025, (2.41% fixed rate until 10/30/2024; 3 mo. USD LIBOR + 0.825% thereafter)(9)	135,114
125,000	3.00%, 02/19/2025	128,654
50,000	3.00%, 10/23/2026	51,378
20,000	4.75%, 12/07/2046	23,889

		2,830,733

	Commercial Services - 0.0%
10,000	ERAC USA Finance LLC 7.00%, 10/15/2037(1)	14,177
15,000	Global Payments, Inc. 3.20%, 08/15/2029	15,266

		29,443

	Diversified Financial Services - 0.1%
	American Express Co.
12,000	3.63%, 12/05/2024	12,758
20,000	4.20%, 11/06/2025	22,108
35,000	Visa, Inc. 3.15%, 12/14/2025	37,416

		72,282

	Electric - 0.6%
25,000	Berkshire Hathaway Energy Co. 3.25%, 04/15/2028	26,510
35,000	CenterPoint Energy, Inc. 2.50%, 09/01/2022	35,313
95,000	Commonwealth Edison Co. 2.55%, 06/15/2026	96,581
20,000	Dominion Energy South Carolina, Inc. 5.10%, 06/01/2065	26,596
85,000	Dominion Energy, Inc. 2.85%, 08/15/2026	86,484
100,000	Duke Energy Corp. 2.65%, 09/01/2026	100,959
50,000	Duke Energy Florida LLC 3.40%, 10/01/2046	51,474
20,000	Duke Energy Indiana LLC 3.25%, 10/01/2049	20,125
	Evergy, Inc.
5,000	2.45%, 09/15/2024	5,030
25,000	2.90%, 09/15/2029	25,138
15,000	Exelon Corp. 2.45%, 04/15/2021	15,098
5,000	Fortis, Inc. 3.06%, 10/04/2026	5,151
10,000	Georgia Power Co. 4.30%, 03/15/2042	10,984
35,000	NextEra Energy Capital Holdings, Inc. 3.15%, 04/01/2024	36,379
50,000	Oglethorpe Power Corp. 5.05%, 10/01/2048	60,519
15,000	Oncor Electric Delivery Co. LLC 2.95%, 04/01/2025	15,596
40,000	Puget Energy, Inc. 3.65%, 05/15/2025	41,620
50,000	SCANA Corp. 4.13%, 02/01/2022	51,608

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 6.8% - (continued)
	Electric - 0.6% - (continued)
$5,000	Sempra Energy 4.00%, 02/01/2048	$5,236
40,000	Sierra Pacific Power Co. 2.60%, 05/01/2026	40,855
	Southern California Edison Co.
25,000	2.85%, 08/01/2029	25,049
5,000	4.00%, 04/01/2047	5,256
15,000	4.13%, 03/01/2048	16,049
55,000	Southern Co. 3.25%, 07/01/2026	57,413

		861,023

	Engineering & Construction - 0.0%
25,000	Fluor Corp. 4.25%, 09/15/2028	24,747

	Entertainment - 0.0%
20,000	GLP Capital L.P. / GLP Financing II, Inc. 5.30%, 01/15/2029	22,112

	Environmental Control - 0.0%
	Waste Management, Inc.
15,000	3.45%, 06/15/2029	16,243
10,000	4.15%, 07/15/2049	11,606

		27,849

	Food - 0.0%
5,000	Conagra Brands, Inc. 4.60%, 11/01/2025	5,548

	Gas - 0.0%
25,000	Sempra Energy 3.40%, 02/01/2028	25,585

	Healthcare - Products - 0.1%
29,000	Becton Dickinson and Co. 3.36%, 06/06/2024	30,376
30,000	Boston Scientific Corp. 4.00%, 03/01/2028	33,442
27,000	Thermo Fisher Scientific, Inc. 2.95%, 09/19/2026	28,065

		91,883

	Healthcare-Services - 0.2%
	Anthem, Inc.
80,000	2.88%, 09/15/2029	79,238
60,000	3.30%, 01/15/2023	62,285
5,000	4.38%, 12/01/2047	5,360
15,000	CommonSpirit Health 2.76%, 10/01/2024	15,226
32,000	HCA, Inc. 4.13%, 06/15/2029	33,901
	UnitedHealth Group, Inc.
15,000	2.38%, 08/15/2024	15,203
60,000	2.88%, 08/15/2029	61,678
10,000	3.50%, 08/15/2039	10,453
5,000	3.70%, 08/15/2049	5,263
10,000	4.75%, 07/15/2045	12,216

		300,823

	Insurance - 0.1%
36,000	Berkshire Hathaway Finance Corp. 4.20%, 08/15/2048	42,361
26,000	CNA Financial Corp. 3.45%, 08/15/2027	27,158
	Marsh & McLennan Cos., Inc.
73,000	3.88%, 03/15/2024	77,942
10,000	4.75%, 03/15/2039	12,135
8,000	Massachusetts Mutual Life Insurance Co. 3.73%, 10/15/2070(1)	7,919
15,000	Willis North America, Inc. 2.95%, 09/15/2029	14,926

		182,441

	Internet - 0.2%
110,000	Amazon.com, Inc. 3.15%, 08/22/2027	117,361
200,000	Tencent Holdings Ltd. 2.99%, 01/19/2023(1)	203,666

		321,027

	Iron/Steel - 0.1%
170,000	United States Steel Corp. 6.25%, 03/15/2026	142,339

The accompanying notes are an integral part of these financial statements.

55

Hartford AARP Balanced Retirement Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 6.8% - (continued)
	IT Services - 0.2%
	Apple, Inc.
$85,000	2.20%, 09/11/2029	$83,601
40,000	3.35%, 02/09/2027	42,925
	International Business Machines Corp.
100,000	3.30%, 05/15/2026	105,799
30,000	4.00%, 06/20/2042	32,552

		264,877

	Lodging - 0.0%
20,000	Las Vegas Sands Corp. 3.50%, 08/18/2026	20,385

	Machinery - Diversified - 0.0%
55,000	John Deere Capital Corp. 2.60%, 03/07/2024	56,438

	Media - 0.4%
21,000	CBS Corp. 4.20%, 06/01/2029	22,787
	Charter Communications Operating LLC / Charter Communications Operating Capital
45,000	4.20%, 03/15/2028	47,789
5,000	4.80%, 03/01/2050	5,118
35,000	5.13%, 07/01/2049	37,390
	Comcast Corp.
110,000	2.35%, 01/15/2027	110,306
15,000	2.65%, 02/01/2030(2)	15,145
70,000	3.20%, 07/15/2036	71,122
15,000	3.25%, 11/01/2039(2)	15,207
	Cox Communications, Inc.
7,000	3.15%, 08/15/2024(1)	7,239
35,000	3.35%, 09/15/2026(1)	36,589
21,000	4.50%, 06/30/2043(1)	22,106
	Discovery Communications LLC
40,000	3.95%, 03/20/2028	42,125
15,000	5.30%, 05/15/2049	16,863
65,000	Time Warner Cable LLC 4.50%, 09/15/2042	65,054
	Viacom, Inc.
40,000	4.25%, 09/01/2023	42,533
8,000	4.38%, 03/15/2043	8,250

		565,623

	Miscellaneous Manufacturing - 0.0%
19,000	Parker-Hannifin Corp. 2.70%, 06/14/2024	19,348

	Oil & Gas - 0.8%
40,000	BP Capital Markets America, Inc. 3.79%, 02/06/2024	42,700
15,000	Canadian Natural Resources Ltd. 6.50%, 02/15/2037	19,289
165,000	Carrizo Oil & Gas, Inc. 6.25%, 04/15/2023(10)	153,450
10,000	Cimarex Energy Co. 4.38%, 03/15/2029	10,423
85,000	Diamondback Energy, Inc. 4.75%, 11/01/2024	87,869
25,000	EnCana Corp. 3.90%, 11/15/2021	25,659
30,000	Hess Corp. 5.60%, 02/15/2041	33,628
165,000	Laredo Petroleum, Inc. 6.25%, 03/15/2023(10)	150,563
25,000	Marathon Oil Corp. 3.85%, 06/01/2025	26,258
85,000	Matador Resources Co. 5.88%, 09/15/2026	81,494
	Noble Energy, Inc.
10,000	5.05%, 11/15/2044	10,578
15,000	6.00%, 03/01/2041	17,379
225,000	Nostrum Oil & Gas Finance B.V. 8.00%, 07/25/2022(11)	120,600
	Occidental Petroleum Corp.
30,000	3.50%, 08/15/2029	30,398
10,000	6.45%, 09/15/2036	12,257
	PDC Energy, Inc.
120,000	5.75%, 05/15/2026	112,200
40,000	6.13%, 09/15/2024	38,825
	Petroleos Mexicanos
65,000	5.35%, 02/12/2028	64,188
40,000	6.84%, 01/23/2030(1)	42,700

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 6.8% - (continued)
	Oil & Gas - 0.8% - (continued)
	Shell International Finance B.V.
$7,000	3.75%, 09/12/2046	$7,797
5,000	4.38%, 05/11/2045	6,066
	Southwestern Energy Co.
115,000	7.50%, 04/01/2026	100,923
50,000	7.75%, 10/01/2027	43,000
20,000	Suncor Energy, Inc. 3.60%, 12/01/2024	21,132
18,000	Valero Energy Corp. 3.40%, 09/15/2026	18,664

		1,278,040

	Pharmaceuticals - 0.3%
5,000	Allergan Funding SCS 4.55%, 03/15/2035	5,348
	Bristol-Myers Squibb Co.
15,000	3.20%, 06/15/2026(1)	15,931
15,000	3.40%, 07/26/2029(1)	16,134
4,000	Cardinal Health, Inc. 3.41%, 06/15/2027	4,071
	Cigna Corp.
99,000	3.05%, 10/15/2027(1)	99,677
45,000	3.75%, 07/15/2023	47,139
15,000	3.88%, 10/15/2047(1)	14,708
	CVS Health Corp.
90,000	3.00%, 08/15/2026	91,510
40,000	5.13%, 07/20/2045	46,106
50,000	GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	53,966
	Johnson & Johnson
35,000	2.45%, 03/01/2026	35,903
20,000	3.55%, 03/01/2036	22,032
31,000	Merck & Co., Inc. 3.40%, 03/07/2029	33,812
5,000	Mylan, Inc. 5.20%, 04/15/2048	5,365
12,000	Shire Acquisitions Investments Ireland DAC 2.88%, 09/23/2023	12,247

		503,949

	Pipelines - 0.3%
100,000	Antero Midstream Partners L.P. / Antero Midstream Finance Corp. 5.75%, 03/01/2027(1)	74,375
10,000	Energy Transfer Operating L.P. 6.25%, 04/15/2049	11,943
	Enterprise Products Operating LLC
60,000	3.13%, 07/31/2029	61,601
25,000	4.80%, 02/01/2049	28,867
	MPLX L.P.
20,000	4.00%, 03/15/2028	20,791
30,000	4.13%, 03/01/2027	31,485
5,000	5.20%, 12/01/2047(1)	5,345
16,000	ONEOK, Inc. 3.40%, 09/01/2029	15,922
	Phillips 66 Partners L.P.
15,000	2.45%, 12/15/2024	14,969
5,000	3.15%, 12/15/2029	4,939
	Sabine Pass Liquefaction LLC
15,000	4.20%, 03/15/2028	15,825
5,000	5.63%, 03/01/2025	5,611
	Sunoco Logistics Partners Operations L.P.
15,000	5.30%, 04/01/2044	15,915
10,000	5.35%, 05/15/2045	10,711
	Texas Eastern Transmission L.P.
15,000	2.80%, 10/15/2022(1)	15,104
5,000	3.50%, 01/15/2028(1)	5,203
	TransCanada PipeLines Ltd.
35,000	4.75%, 05/15/2038	39,625
17,000	5.10%, 03/15/2049	20,409
42,000	Valero Energy Partners L.P. 4.50%, 03/15/2028	46,033
40,000	Western Midstream Operating L.P. 5.50%, 08/15/2048	34,689

		479,362

The accompanying notes are an integral part of these financial statements.

56

Hartford AARP Balanced Retirement Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 6.8% - (continued)
	REITS - 0.0%
$25,000	SBA Tower Trust 2.84%, 01/15/2025(1)	$25,249

	Retail - 0.1%
	Home Depot, Inc.
35,000	3.35%, 09/15/2025	37,735
11,000	3.50%, 09/15/2056	11,751
10,000	Lowe’s Cos., Inc. 3.70%, 04/15/2046	10,122
	McDonald’s Corp.
50,000	3.35%, 04/01/2023	52,259
7,000	3.70%, 02/15/2042	7,213
20,000	Starbucks Corp. 3.80%, 08/15/2025	21,747
20,000	Walmart, Inc. 3.40%, 06/26/2023	21,132

		161,959

	Semiconductors - 0.2%
	Broadcom Corp. / Broadcom Cayman Finance Ltd.
10,000	3.63%, 01/15/2024	10,295
100,000	3.88%, 01/15/2027	100,980
	Intel Corp.
15,000	2.60%, 05/19/2026	15,458
10,000	3.73%, 12/08/2047	11,263
30,000	Micron Technology, Inc. 4.98%, 02/06/2026	32,605
55,000	NXP B.V. / NXP Funding LLC 4.88%, 03/01/2024(1)	59,765

		230,366

	Software - 0.1%
15,000	Fidelity National Information Services, Inc. 3.00%, 08/15/2026	15,505
30,000	Fiserv, Inc. 3.20%, 07/01/2026	31,345
	Microsoft Corp.
10,000	3.50%, 11/15/2042	10,934
25,000	4.25%, 02/06/2047	31,047
	Oracle Corp.
40,000	2.65%, 07/15/2026	40,976
25,000	3.80%, 11/15/2037	27,510
10,000	salesforce.com, Inc. 3.25%, 04/11/2023	10,430

		167,747

	Telecommunications - 0.4%
	AT&T, Inc.
65,000	2.95%, 07/15/2026	66,249
50,000	3.80%, 02/15/2027	53,629
25,000	4.30%, 02/15/2030	27,496
40,000	4.35%, 06/15/2045	42,368
160,000	Nokia Oyj 6.63%, 05/15/2039	182,800
	Verizon Communications, Inc.
110,000	4.13%, 03/16/2027	122,667
75,000	4.13%, 08/15/2046	84,396
10,000	4.50%, 08/10/2033	11,675
	Vodafone Group plc
10,000	4.25%, 09/17/2050	10,255
6,000	4.38%, 02/19/2043	6,269

		607,804

	Transportation - 0.1%
	CSX Corp.
45,000	2.40%, 02/15/2030	44,133
20,000	3.25%, 06/01/2027	21,088
10,000	4.50%, 03/15/2049	11,787
10,000	Norfolk Southern Corp. 3.40%, 11/01/2049(2)	10,014
	Union Pacific Corp.
60,000	3.70%, 03/01/2029	65,662
17,000	4.10%, 09/15/2067	17,642

		170,326

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 6.8% - (continued)
		Water - 0.0%
		American Water Capital Corp.
	$15,000	3.75%, 09/01/2028	$16,436
	10,000	4.15%, 06/01/2049	11,615

			28,051

		Total Corporate Bonds (cost $10,633,350)	$10,713,265

FOREIGN GOVERNMENT OBLIGATIONS - 6.1%
		Canada - 0.9%
CAD	358,271	Canadian Government Real Return Bond 4.25%, 12/01/2026(12)	$349,893
	1,525,000	Canadian When Issued Government Bond 1.50%, 09/01/2024	1,161,841

			1,511,734

		Germany - 1.7%
		Deutsche Bundesrepublik Inflation Linked Bond
EUR	1,064,510	0.10%, 04/15/2026(11)(12)	1,301,567
	1,019,783	0.50%, 04/15/2030(11)(12)	1,366,170

			2,667,737

		Greece - 0.1%
	50,935,000	Hellenic Republic Government Bond 0.00%, 10/15/2042(6)	213,029

		Hungary - 0.0%
	$6,000	Hungary Government International Bond 6.38%, 03/29/2021	6,354

		Israel - 0.3%
ILS	1,684,902	Israel Government Bond - CPI Linked 1.00%, 05/31/2045(12)	512,663

		Italy - 0.1%
EUR	104,470	Italy Buoni Poliennali Del Tesoro 1.25%, 09/15/2032(1)(11)(12)	128,115

		Japan - 1.1%
JPY	186,531,752	Japanese Government CPI Linked Bond 0.10%, 03/10/2029(12)	1,790,352

		Mexico - 0.5%
MXN	13,207,600	Mexican Bonos 8.00%, 11/07/2047	756,026

		Norway - 0.2%
NOK	2,865,000	Norway Government Bond 1.75%, 09/06/2029(1)(11)	322,488

		Russia - 1.0%
RUB	105,716,138	Russian Federal Inflation Linked Bond - OFZ 2.50%, 02/02/2028(12)	1,545,882

		South Africa - 0.2%
ZAR	4,429,498	Republic of South Africa Government Bond - CPI Linked 1.88%, 03/31/2029(12)	255,777

		Total Foreign Government Obligations (cost $9,632,828)	$9,710,157

MUNICIPAL BONDS - 0.1%
		Development - 0.0%
	$30,000	California State, GO Taxable 7.30%, 10/01/2039	$46,410

		General - 0.1%
	40,000	Philadelphia Auth for Industrial Dev 6.55%, 10/15/2028	50,849

		Transportation - 0.0%
	15,000	New York State Thruway Auth Rev 2.90%, 01/01/2035	15,167

		Total Municipal Bonds (cost $110,492)	$112,426

The accompanying notes are an integral part of these financial statements.

57

Hartford AARP Balanced Retirement Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 0.0%(13)
	Oil & Gas - 0.0%
$62,500	Ascent Resources - Marcellus LLC 8.59%, 03/30/2023, 1 mo. USD LIBOR + 6.500%	$59,375

	Total Senior Floating Rate Interests (cost $60,983)	$59,375

U.S. GOVERNMENT AGENCIES - 8.7%
	FHLMC - 0.1%
4,321,626	0.08%, 10/25/2026(6)(7)	$27,094
1,412,007	0.27%, 11/25/2023(6)(7)	13,764
747,765	0.61%, 03/25/2027(6)(7)	29,529
34,084	1.70%, 10/15/2039	33,847

		104,234

	FNMA - 1.7%
369,998	1.33%, 06/25/2034(4)(5)(6)(7)	47,001
35,402	1.50%, 08/25/2041	34,787
61,519	1.50%, 06/25/2042	61,827
33,877	1.70%, 06/25/2043	33,640
422,584	2.50%, 08/01/2023	427,150
43,657	2.50%, 09/25/2049	44,156
24,200	2.50%, 03/25/2053	24,355
150,000	3.04%, 06/01/2029	159,682
74,345	3.48%, 03/01/2029	81,274
240,191	3.50%, 06/01/2049	246,403
244,629	3.50%, 08/01/2049	251,172
545,961	3.50%, 09/01/2049	560,703
103,692	3.50%, 04/25/2053	107,012
9,885	3.86%, 12/01/2025	10,887
18,116	3.87%, 10/01/2025	19,871
28,247	3.89%, 05/01/2030	31,703
9,194	3.96%, 05/01/2034	10,484
247,565	4.00%, 09/01/2048	257,272
282,276	4.00%, 08/01/2049	293,247
49,138	4.00%, 07/25/2053	51,631

		2,754,257

	GNMA - 2.6%
51,967	1.50%, 04/16/2040	51,383
35,440	1.70%, 10/20/2045	35,166
1,875,000	3.00%, 11/01/2049(14)	1,929,962
1,025,000	3.00%, 12/01/2049(14)	1,054,630
475,000	3.50%, 11/01/2049(14)	494,965
497,935	4.00%, 07/20/2049	519,196

		4,085,302

	UMBS - 4.3%
650,000	2.50%, 11/01/2034(14)	656,982
400,000	3.00%, 11/01/2034(14)	409,578
1,507,000	3.00%, 11/01/2049(14)	1,531,314
1,925,000	3.00%, 12/01/2049(14)	1,954,060
625,000	3.50%, 11/01/2049(14)	641,699
600,000	3.50%, 12/01/2049(14)	616,148
600,000	4.00%, 11/01/2049(14)	622,641
400,000	4.50%, 12/01/2049(14)	421,071

		6,853,493

	Total U.S. Government Agencies (cost $13,754,717)	$13,797,286

U.S. GOVERNMENT SECURITIES - 12.7%
	U.S. Treasury Securities - 12.7%
	U.S. Treasury Bonds - 2.5%
733,353	0.88%, 02/15/2047(12)	$793,181
280,000	2.50%, 02/15/2046	298,112
80,000	3.00%, 08/15/2048	94,041

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT SECURITIES - 12.7% - (continued)
	U.S. Treasury Securities - 12.7% - (continued)
	U.S. Treasury Bonds - 2.5% - (continued)
$405,000	3.00%, 02/15/2049	$477,457
285,000	3.13%, 02/15/2043	335,910
420,000	3.13%, 08/15/2044(15)	497,667
640,000	3.63%, 08/15/2043	815,875
540,000	3.75%, 11/15/2043(16)	702,042

		4,014,285

	U.S. Treasury Notes - 10.2%
2,772,006	0.50%, 04/15/2024(12)	2,808,449
3,279,394	0.63%, 04/15/2023(12)	3,312,949
2,013,715	0.63%, 01/15/2026(12)(15)	2,067,977
71,124	0.88%, 01/15/2029(12)	75,644
20,391	1.00%, 02/15/2049(12)	22,928
500,000	2.00%, 08/15/2025	511,621
3,205,000	2.13%, 08/15/2021	3,235,673
870,000	2.13%, 05/15/2022	882,744
700,000	2.25%, 04/15/2022	711,976
965,000	2.38%, 08/15/2024	1,001,941
745,000	2.63%, 02/15/2029(15)	805,473
600,000	2.88%, 07/31/2025	642,633

		16,080,008

		20,094,293

	Total U.S. Government Securities (cost $19,670,852)	$20,094,293

COMMON STOCKS - 27.6%
	Banks - 1.1%
14,183	Bank of Nova Scotia	$813,112
5,773	PNC Financial Services Group, Inc.	846,899

		1,660,011

	Capital Goods - 2.4%
17,570	Assa Abloy AB Class B	417,259
7,444	Fortive Corp.	513,636
2,177	Lockheed Martin Corp.	820,033
6,509	United Technologies Corp.	934,562
9,358	Vinci S.A.	1,049,932

		3,735,422

	Commercial & Professional Services - 0.2%
12,185	Experian plc	384,087

	Consumer Durables & Apparel - 0.5%
8,173	NIKE, Inc. Class B	731,892

	Consumer Services - 1.0%
23,905	Compass Group plc	636,449
5,179	McDonald’s Corp.	1,018,709

		1,655,158

	Diversified Financials - 0.0%
214	Berkshire Hathaway, Inc. Class B*	45,492

	Energy - 4.4%
44,900	Ascent Resources - Marcellus LLC Class A*(4)(5)	89,800
73,097	BP plc	463,534
3,647	Cabot Oil & Gas Corp.	67,980
25,334	Canacol Energy Ltd.*	93,288
1,156	Cheniere Energy, Inc.*	71,152
4,404	Chevron Corp.	511,481
167	Concho Resources, Inc.	11,276
3,645	ConocoPhillips	201,204
3,717	Devon Energy Corp.	75,381
1,937	Diamondback Energy, Inc.	166,117
7,472	Enbridge, Inc.	272,137
28,216	Encana Corp.	110,542

The accompanying notes are an integral part of these financial statements.

58

Hartford AARP Balanced Retirement Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

COMMON STOCKS - 27.6% - (continued)
	Energy - 4.4% - (continued)
$145	EOG Resources, Inc.	$10,050
3,180	Equinor ASA	59,039
5,728	Exxon Mobil Corp.	387,041
9,109	Galp Energia SGPS S.A.	145,696
1,915	Gazprom Neft PJSC ADR	61,947
20,164	Imperial Oil Ltd.	502,148
120,026	Karoon Energy Ltd.*	76,948
17,689	Kosmos Energy Ltd.	109,672
1,918	Liberty Oilfield Services, Inc. Class A	17,665
2,564	Lundin Petroleum AB	84,915
4,370	Marathon Petroleum Corp.	279,461
7,206	Noble Energy, Inc.	138,788
1,117	Paragon Offshore Ltd., Litigation*	5,729
2,202	Petroleo Brasileiro S.A. ADR	35,760
1,125	Pioneer Natural Resources Co.	138,397
2,342	Plains GP Holdings L.P. Class A*	43,468
19,209	Royal Dutch Shell plc Class A	556,832
4,772	Schlumberger Ltd.	155,997
8,864	Suncor Energy, Inc.	263,544
1,732	Targa Resources Corp.	67,340
5,346	TC Energy Corp.	269,472
2,425	TechnipFMC plc	47,845
3,301	Tenaris S.A.	33,790
20,103	Total S.A.	1,062,809
1,741	Valero Energy Corp.	168,842
4,994	YPF S.A. ADR	46,744

		6,903,831

	Food, Beverage & Tobacco - 2.0%
12,571	Coca-Cola Co.	684,240
12,674	Diageo plc	518,759
7,907	Heineken N.V.	807,458
5,636	Nestle S.A.	602,947
4,335	PepsiCo., Inc.	594,632

		3,208,036

	Health Care Equipment & Services - 2.4%
7,966	Baxter International, Inc.	610,992
16,959	Koninklijke Philips N.V.	744,060
9,689	Medtronic plc	1,055,132
5,310	Sysmex Corp.	346,467
3,905	UnitedHealth Group, Inc.	986,794

		3,743,445

	Household & Personal Products - 1.6%
12,651	Colgate-Palmolive Co.	867,859
6,851	Procter & Gamble Co.	853,018
11,379	Reckitt Benckiser Group plc	880,525

		2,601,402

	Insurance - 1.4%
85,315	AIA Group Ltd.	849,585
18,931	AXA S.A.	501,127
5,214	Chubb Ltd.	794,718

		2,145,430

	Materials - 2.4%
3,792	Agnico Eagle Mines Ltd.	233,071
3,222	Alcoa Corp.*	66,985
9,805	Anglo American plc	252,352
11,136	Antofagasta plc	125,422
6,723	ArcelorMittal	99,879
16,318	Barrick Gold Corp.	283,370
1,879	BHP Group Ltd.	46,059
26,953	BHP Group plc	571,688
7,591	BlueScope Steel Ltd.	69,489
50,570	Glencore plc*	152,639

Shares or Principal Amount		Market Value†

COMMON STOCKS - 27.6% - (continued)
	Materials - 2.4% - (continued)
$6,484	KAZ Minerals plc	$39,626
128	Korea Zinc Co., Ltd.	47,697
3,485	Linde plc	691,250
16,615	Lucara Diamond Corp.	13,624
3,845	MMC Norilsk Nickel PJSC ADR	106,672
9,844	Newcrest Mining Ltd.	214,878
1,271	Newmont Goldcorp Corp.	50,497
5,050	Nippon Steel Corp.	73,707
9,770	Norsk Hydro ASA	34,523
829	Reliance Steel & Aluminum Co.	96,197
8,774	Rio Tinto plc	456,790
1,319	Southern Copper Corp.	46,930
2,821	Steel Dynamics, Inc.	85,646

		3,858,991

	Media & Entertainment - 0.0%
1,456	Comcast Corp. Class A	65,258

	Pharmaceuticals, Biotechnology & Life Sciences - 2.4%
10,771	AstraZeneca plc ADR	528,102
7,688	Johnson & Johnson	1,015,124
8,239	Merck & Co., Inc.	713,992
8,555	Novartis AG	747,495
2,413	Roche Holding AG	726,206

		3,730,919

	Real Estate - 0.7%
1,813	American Tower Corp. REIT	395,379
881	Equity LifeStyle Properties, Inc. REIT	61,617
2,877	Public Storage REIT	641,168

		1,098,164

	Retailing - 0.3%
5,300	Petrobras Distribuidora S.A.	37,373
8,575	TJX Cos., Inc.	494,349

		531,722

	Semiconductors & Semiconductor Equipment - 0.0%
1,040	First Solar, Inc.*	53,862

	Software & Services - 2.1%
3,322	Accenture plc Class A	615,965
2,917	Automatic Data Processing, Inc.	473,225
7,603	Capgemini SE	857,087
6,034	Microsoft Corp.	865,095
2,865	Visa, Inc. Class A	512,434

		3,323,806

	Telecommunication Services - 0.5%
13,723	BT Group plc	36,419
254,000	China Tower Corp. Ltd. Class H(1)	55,903
26,226	KDDI Corp.	725,703
965	NTT DOCOMO, Inc.	26,456

		844,481

	Transportation - 1.0%
9,773	Canadian National Railway Co.	874,087
1,070	Japan Airport Terminal Co., Ltd.	52,854
3,961	United Parcel Service, Inc. Class B	456,188
4,556	Uber Technologies, Inc.(4)(17)	143,036

		1,526,165

	Utilities - 1.2%
967	Avangrid, Inc.	48,398
8,430	Beijing Enterprises Holdings Ltd.	39,692
88,838	China Longyuan Power Group Corp. Ltd. Class H	47,993
1,127	Cia de Saneamento do Parana	25,628
7,816	CK Infrastructure Holdings Ltd.	56,250
501	Duke Energy Corp.	47,224

The accompanying notes are an integral part of these financial statements.

59

Hartford AARP Balanced Retirement Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

COMMON STOCKS - 27.6% - (continued)
		Utilities - 1.2% - (continued)
	$5,115	E.ON SE	$51,582
	808	Edison International	50,823
	25,753	Enel Americas S.A.	4,825
	8,467	Enel S.p.A.	65,622
	3,784	Engie S.A.	63,362
	9,087	ENN Energy Holdings Ltd.	103,670
	1,003	Exelon Corp.	45,627
	11,450	Guangdong Investment Ltd.	24,781
	130,700	Huaneng Renewables Corp. Ltd. Class H	49,898
	6,918	Iberdrola S.A.	71,110
	81,268	National Grid plc	950,208
	212	NextEra Energy Partners L.P.	11,173
	347	Sempra Energy	50,145
	575	Severn Trent plc	16,796
	6,638	Snam S.p.A.	34,079
	914	UGI Corp.	43,570

			1,902,456

		Total Common Stocks (cost $42,228,209)	$43,750,030

CONVERTIBLE BONDS - 0.1%
		Oil & Gas - 0.1%
	45,000	Oasis Petroleum, Inc. 2.63%, 09/15/2023	$31,007
	85,000	PDC Energy, Inc. 1.13%, 09/15/2021	76,491

			107,498

		Oil & Gas Services - 0.0%
EUR	100,000	Fugro N.V. 4.00%, 10/26/2021(11)	90,652

		Total Convertible Bonds (cost $233,499)	$198,150

EXCHANGE-TRADED FUNDS - 6.0%
		Other Investment Pools & Funds - 6.0%
	$5,300	iShares iBoxx $ Investment Grade Corporate Bond ETF	$676,863
	15,000	iShares iBoxx High Yield Corporate Bond ETF	1,302,150
	16,760	iShares JP Morgan USD Emerging Markets Bond ETF	1,903,936
	6,700	SPDR Barclays Convertible Securities ETF	356,775
	72,300	SPDR Blackstone / GSO Senior Loan ETF(10)	3,316,401
	55,050	VanEck Vectors JP Morgan EM Local Currency Bond ETF	1,868,397

			9,424,522

		Total Exchange-Traded Funds (cost $9,383,598)	$9,424,522

PREFERRED STOCKS - 0.0%
		Materials - 0.0%
	8,200	Gerdau S.A.	$27,459

		Total Preferred Stocks (cost $30,250)	$27,459

CONVERTIBLE PREFERRED STOCKS - 0.1%
		Consumer Services - 0.1%
	655	Airbnb, Inc. Series E(4)(5)(17)	$82,458

		Total Convertible Preferred Stocks (cost $60,977)	$82,458

WARRANTS - 0.0%
		Energy - 0.0%
	11,625	Ascent Resources - Marcellus LLC Expires 3/30/23*(4)(5)	$116

		Total Warrants (cost $930)	$116

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 22.4%
	Domestic Equity Funds - 5.2%
$251,502	Hartford Multifactor US Equity ETF	$8,176,331

	Total Domestic Equity Funds (cost $8,115,905)	$8,176,331

	International/Global Equity Funds - 7.7%
317,420	Hartford Multifactor Developed Markets (ex-US) ETF(10)	9,071,863
139,903	Hartford Multifactor Emerging Markets ETF	3,180,779

	Total International/Global Equity Funds (cost $12,128,076)	$12,252,642

	Taxable Fixed Income Funds - 9.5%
1,380,015	The Hartford World Bond Fund, Class F	14,973,164

	Total Taxable Fixed Income Funds (cost $14,943,716)	$14,973,164

	Total Affiliated Investment Companies (cost $35,187,697)	$35,402,137

	Total Long-Term Investments (cost $147,687,690)	$150,058,408

SHORT-TERM INVESTMENTS - 13.3%
	Commercial Paper - 0.2%
300,000	Societe Generale S.A. 2.33%, 02/24/2020, 3 mo. USD LIBOR + 0.200%(1)(3)(18)	$300,147

	Other Investment Pools & Funds - 11.5%
18,169,741	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(19)	18,169,741

	Securities Lending Collateral - 1.6%
129,621	Citibank NA DDCA, 1.80%, 11/1/2019(19)	129,621
1,818,615	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(19)	1,818,615
29,174	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(19)	29,174
241,234	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(19)	241,234
350,483	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(19)	350,483
23,306	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(19)	23,306

		2,592,433

	Total Short-Term Investments (cost $21,062,174)	$21,062,321

Total Investments Excluding Purchased Options (cost $168,749,865)	108.1%	$171,120,729

Total Purchased Options (cost $477,849)	0.2%	$334,605

Total Investments (cost $169,227,713)	108.3%	$171,455,334
Other Assets and Liabilities	(8.3)%	(13,186,188)

Total Net Assets	100.0%	$158,269,146

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

60

Hartford AARP Balanced Retirement Fund

Schedule of Investments – (continued)

October 31, 2019

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes. See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $6,487,156, representing 4.1% of net assets.

(2)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $129,854 at October 31, 2019.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2019. Base lending rates may be subject to a floor or cap.

(4)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2019, the aggregate fair value of these securities was $462,392, which represented 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(5)	Investment valued using significant unobservable inputs.

(6)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(7)	Securities disclosed are interest-only strips.

(8)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(9)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2019. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(10)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(11)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $3,329,592, representing 2.1% of net assets.

(12)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(13)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2019.

(14)	Represents or includes a TBA transaction.

(15)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2019, the market value of securities pledged was $952,651.

(16)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2019, the market value of securities pledged was $598,036.

(17)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $225,494 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
06/2015	Airbnb, Inc. Series E Preferred	655	$60,977	$82,458
06/2014	Uber Technologies, Inc.	4,556	70,677	143,036

			$131,654	$225,494

(18)	The rate shown represents current yield to maturity.

(19)	Current yield as of period end.

OTC Option Contracts Outstanding at October 31, 2019
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
USD Put/CAD Call	BOA	1.28 CAD per USD	04/21/20	800,000	USD	800,000	$3,101	$4,722	$(1,621)

Total purchased option contracts						800,000	$3,101	$4,722	$(1,621)

The accompanying notes are an integral part of these financial statements.

61

Hartford AARP Balanced Retirement Fund

Schedule of Investments – (continued)

October 31, 2019

Exchange-Traded Option Contracts Outstanding at October 31, 2019
Description	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
iShares MSCI EAFE ETF Option	59.00 USD	03/20/20	273	USD	1,610,700	$11,193	$25,038	$(13,845)
iShares MSCI EAFE ETF Option	59.00 USD	06/19/20	273	USD	1,610,700	25,935	41,976	(16,041)
iShares MSCI EAFE ETF Option	59.00 USD	09/18/20	273	USD	1,610,700	35,763	50,594	(14,831)
iShares MSCI Emerging Markets Option	38.00 USD	03/20/20	171	USD	649,800	10,944	18,185	(7,241)
iShares MSCI Emerging Markets Option	38.00 USD	06/19/20	171	USD	649,800	18,810	26,739	(7,929)
iShares MSCI Emerging Markets Option	38.00 USD	09/18/20	171	USD	649,800	25,821	35,624	(9,803)
S&P 500 Index Option	2,675.00 USD	03/20/20	11	USD	2,942,500	37,620	61,072	(23,452)
S&P 500 Index Option	2,675.00 USD	06/19/20	11	USD	2,942,500	61,600	86,317	(24,717)
S&P 500 Index Option	2,725.00 USD	09/18/20	11	USD	2,997,500	103,818	127,582	(23,764)

Total purchased option contracts						$331,504	$473,127	$(141,623)

Futures Contracts Outstanding at October 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Canadian Government 10-Year Bond Future	12	12/18/2019	$1,294,116	$(4,392)
U.S. Treasury 2-Year Note Future	27	12/31/2019	5,821,242	9,274
U.S. Treasury Long Bond Future	3	12/19/2019	484,125	(99)

Total				$4,783

Short position contracts:
Australian 10-Year Bond Future	8	12/16/2019	$804,107	$6,198
Euro-Bund Future	14	12/06/2019	2,681,894	42,846
Long Gilt Future	1	12/27/2019	172,074	880
U.S. Treasury 5-Year Note Future	112	12/31/2019	13,350,750	(20,582)
U.S. Treasury 10-Year Note Future	19	12/19/2019	2,475,641	(6,582)
U.S. Treasury 10-Year Ultra Future	1	12/19/2019	142,110	154

Total futures contracts				$27,697

OTC Credit Default Swap Contracts Outstanding at October 31, 2019
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
PrimeX.ARM.2*	MSC	USD	117,002	(4.58%)	12/25/37	Monthly	$—	$(242)	$(560)	$(318)

Sell protection:
CMBX.NA.AAA.12	MSC	USD	105,000	0.50%	08/17/61	Monthly	$—	$(848)	$(225)	$623
PrimeX.ARM.2*	JPM	USD	117,002	4.58%	12/25/37	Monthly	4,189	—	560	(3,629)

Total							$4,189	$(848)	$335	$(3,006)

Total traded indices							$4,189	$(1,090)	$(225)	$(3,324)

Credit default swaps on single-name issues:
Buy protection:
Republic of Malaysia	HSBC	USD	125,000	(1.00%)	06/20/24	Quarterly	$—	$(2,813)	$(3,580)	$(767)

Total single-name issues							$—	$(2,813)	$(3,580)	$(767)

Total OTC contracts							$4,189	$(3,903)	$(3,805)	$(4,091)

*	Investment valued using significant unobservable inputs.

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

62

Hartford AARP Balanced Retirement Fund

Schedule of Investments – (continued)

October 31, 2019

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2019
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ITRAXX.EUR.31.V2	EUR	1,665,000	(1.00%)	06/20/24	Quarterly	$(45,059)	$(50,085)	$(5,026)
ITRAXX.EUR.32.V1	EUR	4,445,000	(1.00%)	12/20/24	Quarterly	(112,355)	(128,818)	(16,463)

Total						$(157,414)	$(178,903)	$(21,489)

Sell protection:
CDX.NA.HY.32.V2	USD	8,098,200	5.00%	06/20/24	Quarterly	$578,271	$656,760	$78,489
CDX.NA.IG.33.V1	USD	1,130,000	1.00%	12/20/24	Quarterly	22,425	25,991	3,566

Total						$600,696	$682,751	$82,055

Credit default swaps on single-name issues:
Buy protection:
Republic of Colombia	USD	125,000	—	06/20/24	Quarterly	$(936)	$(1,562)	$(626)
Republic of Indonesia	USD	125,000	(1.00%)	06/20/24	Quarterly	(898)	(1,915)	(1,017)
Russian Federation	USD	130,000	(1.00%)	06/20/24	Quarterly	255	(1,998)	(2,253)

Total single-name issues						$(1,579)	$(5,475)	$(3,896)

Total						$441,703	$498,373	$56,670

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2019
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Premiums Received Upfront	Value†	Unrealized Appreciation/ (Depreciation)
BOA	0.24% Fixed	CLP-TNA (Indice Cámara Promedio) Rate	CLP	43,635,000	03/12/29	Semi-Annual	$—	$—	$1,118	$1,118
CBK	7 Day CNY Repo Rate	2.89% Fixed	CNY	5,175,000	12/18/24	Quarterly	—	—	(8,552)	(8,552)

Total							$—	$—	$(7,434)	$(7,434)

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2019
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
1.50% Fixed	3 Mo. USD LIBOR	USD	45,000	04/09/24	Semi-Annual	$—	$—	$(24)	$(24)
1.50% Fixed	3 Mo. USD LIBOR	USD	140,000	04/09/24	Semi-Annual	—	—	(48)	(48)
1.50% Fixed	3 Mo. USD LIBOR	USD	385,000	04/09/24	Semi-Annual	—	—	(140)	(140)
1.72% Fixed	3 Mo. USD LIBOR	USD	45,000	10/29/29	Semi-Annual	—	—	(489)	(489)
1.72% Fixed	3 Mo. USD LIBOR	USD	85,000	10/29/29	Semi-Annual	—	—	(963)	(963)
1.73% Fixed	3 Mo. USD LIBOR	USD	140,000	10/29/29	Semi-Annual	—	—	(1,664)	(1,664)
1.76% Fixed	3 Mo. USD LIBOR	USD	65,000	10/30/29	Semi-Annual	—	—	(1,009)	(1,009)
1.76% Fixed	3 Mo. USD LIBOR	USD	75,000	10/30/29	Semi-Annual	—	—	(1,157)	(1,157)
1.77% Fixed	3 Mo. USD LIBOR	USD	65,000	10/30/29	Semi-Annual	—	—	(1,036)	(1,036)
1.77% Fixed	3 Mo. USD LIBOR	USD	70,000	10/30/29	Semi-Annual	—	—	(1,109)	(1,109)
2.36% Fixed	3 Mo. USD LIBOR	USD	390,000	04/09/24	Semi-Annual	2,146	—	(17,046)	(19,192)
2.36% Fixed	3 Mo. USD LIBOR	USD	405,000	04/09/24	Semi-Annual	2,232	—	(17,767)	(19,999)
1.79% Fixed	6 Mo. NOK NIBOR	NOK	1,265,000	07/26/29	Annual	—	—	(689)	(689)

Total						$4,378	$—	$(43,141)	$(47,519)

Bond Forward Contracts Outstanding at October 31, 2019
Counterparty	Reference Obligation	Notional Amount		Expiration Date	Unrealized Appreciation/ (Depreciation)
GSC	U.S. Treasury Bonds, 0.38%, 07/15/2025	USD	15,866,382	11/29/2019	$58,183

The accompanying notes are an integral part of these financial statements.

63

Hartford AARP Balanced Retirement Fund

Schedule of Investments – (continued)

October 31, 2019

Foreign Currency Contracts Outstanding at October 31, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,765,000	AUD	1,208,193	USD	DEUT	11/29/19	$9,484	$—
528,000	BRL	130,317	USD	MSC	11/04/19	1,302	—
648,000	BRL	160,698	USD	JPM	11/04/19	1,081	(245)
178,000	BRL	44,461	USD	JPM	11/29/19	—	(159)
470,000	BRL	117,391	USD	JPM	12/03/19	—	(441)
1,756,000	CAD	1,345,584	USD	JPM	11/29/19	—	(12,273)
310,800,000	COP	91,453	USD	JPM	11/29/19	407	—
761,000	EUR	845,963	USD	CBK	11/29/19	4,371	—
1,315,000	GBP	1,689,751	USD	BCLY	11/29/19	15,174	—
20,000	GBP	25,712	USD	CBK	11/29/19	219	—
55,610,000	HUF	188,217	USD	BOA	11/29/19	805	—
4,801,813,000	IDR	341,426	USD	MSC	11/29/19	—	(337)
187,431,000	JPY	1,727,260	USD	BCLY	11/29/19	11,253	—
402,000	MXN	20,989	USD	GSC	11/29/19	—	(186)
5,192,000	MXN	271,075	USD	RBC	11/29/19	—	(2,401)
2,852,000	NOK	310,621	USD	SSG	11/29/19	—	(450)
417,000	NZD	264,920	USD	SSG	11/29/19	2,584	—
17,123,000	PHP	333,642	USD	JPM	11/29/19	3,443	—
1,240,000	PLN	321,651	USD	CBK	11/29/19	2,955	—
525,000	RUB	8,215	USD	BOA	11/29/19	—	(60)
851,000	RUB	13,313	USD	JPM	11/29/19	—	(93)
1,210,000	SEK	125,225	USD	BCLY	11/29/19	285	—
1,195,000	TRY	206,277	USD	UBS	11/29/19	1,085	—
257,383	USD	376,000	AUD	DEUT	11/29/19	—	(2,020)
162,142	USD	648,000	BRL	JPM	11/04/19	608	—
131,865	USD	528,000	BRL	MSC	11/04/19	245	—
160,829	USD	647,000	BRL	MSC	11/29/19	—	(200)
1,529,490	USD	1,996,000	CAD	JPM	11/29/19	13,951	—
1,326,885	USD	1,317,000	CHF	MSC	11/29/19	—	(10,986)
446,462	USD	323,868,000	CLP	JPM	11/29/19	9,419	—
15,052	USD	51,155,000	COP	JPM	11/29/19	—	(67)
13,140	USD	302,000	CZK	CBK	11/29/19	—	(58)
104,312	USD	2,405,000	CZK	BOA	11/29/19	—	(795)
10,093,755	USD	9,080,000	EUR	CBK	11/29/19	—	(52,155)
4,452,463	USD	3,465,000	GBP	BCLY	11/29/19	—	(39,984)
344,537	USD	1,215,000	ILS	MSC	11/29/19	—	(691)
40,392	USD	2,865,000	INR	SCB	11/29/19	109	—
7,830,390	USD	849,703,000	JPY	BCLY	11/29/19	—	(51,013)
192,891	USD	226,377,000	KRW	BNP	11/29/19	—	(1,796)
280,838	USD	5,379,000	MXN	RBC	11/29/19	2,488	—
322,819	USD	2,964,000	NOK	SSG	11/29/19	468	—
657,867	USD	42,042,000	RUB	BOA	11/29/19	4,795	—
329,828	USD	3,187,000	SEK	BCLY	11/29/19	—	(750)
371,397	USD	506,000	SGD	BNP	11/29/19	—	(647)
254,339	USD	7,680,000	THB	JPM	11/29/19	—	(69)
194,483	USD	2,836,000	ZAR	SCB	11/29/19	7,529	—
187,649	USD	2,742,000	ZAR	UBS	11/29/19	6,892	—
220,000	ZAR	15,065	USD	UBS	11/29/19	—	(563)

Total						$100,952	$(178,439)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

64

Hartford AARP Balanced Retirement Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$6,686,734	$—	$6,586,753	$99,981
Corporate Bonds	10,713,265	—	10,713,265	—
Foreign Government Obligations	9,710,157	—	9,710,157	—
Municipal Bonds	112,426	—	112,426	—
Senior Floating Rate Interests	59,375	—	59,375	—
U.S. Government Agencies	13,797,286	—	13,750,285	47,001
U.S. Government Securities	20,094,293	—	20,094,293	—
Common Stocks
Banks	1,660,011	1,660,011	—	—
Capital Goods	3,735,422	2,268,231	1,467,191	—
Commercial & Professional Services	384,087	—	384,087	—
Consumer Durables & Apparel	731,892	731,892	—	—
Consumer Services	1,655,158	1,018,709	636,449	—
Diversified Financials	45,492	45,492	—	—
Energy	6,903,831	4,296,582	2,517,449	89,800
Food, Beverage & Tobacco	3,208,036	1,278,872	1,929,164	—
Health Care Equipment & Services	3,743,445	2,652,918	1,090,527	—
Household & Personal Products	2,601,402	1,720,877	880,525	—
Insurance	2,145,430	794,718	1,350,712	—
Materials	3,858,991	1,593,535	2,265,456	—
Media & Entertainment	65,258	65,258	—	—
Pharmaceuticals, Biotechnology & Life Sciences	3,730,919	2,257,218	1,473,701	—
Real Estate	1,098,164	1,098,164	—	—
Retailing	531,722	531,722	—	—
Semiconductors & Semiconductor Equipment	53,862	53,862	—	—
Software & Services	3,323,806	2,466,719	857,087	—
Telecommunication Services	844,481	—	844,481	—
Transportation	1,526,165	1,330,275	195,890	—
Utilities	1,902,456	339,384	1,563,072	—
Convertible Bonds	198,150	—	198,150	—
Exchange-Traded Funds	9,424,522	9,424,522	—	—
Preferred Stocks	27,459	27,459	—	—
Convertible Preferred Stocks	82,458	—	—	82,458
Warrants	116	—	—	116
Affiliated Investment Companies	35,402,137	35,402,137	—	—
Short-Term Investments	21,062,321	20,762,174	300,147	—
Purchased Options	334,605	269,904	64,701	—
Bond Forward Contracts(2)	58,183	—	58,183	—
Foreign Currency Contracts(2)	100,952	—	100,952	—
Futures Contracts(2)	59,352	59,352	—	—
Swaps - Credit Default(2)	82,678	—	82,678	—
Swaps - Interest Rate(2)	1,118	—	1,118	—

Total	$171,757,617	$92,149,987	$79,288,274	$319,356

Liabilities
Foreign Currency Contracts(2)	$(178,439)	$—	$(178,439)	$—
Futures Contracts(2)	(31,655)	(31,655)	—	—
Swaps - Credit Default(2)	(30,099)	—	(26,152)	(3,947)
Swaps - Interest Rate(2)	(56,071)	—	(56,071)	—

Total	$(296,264)	$(31,655)	$(260,662)	$(3,947)

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2019 is not presented.

The accompanying notes are an integral part of these financial statements.

65

The Hartford Checks and Balances Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.7%
	Domestic Equity Funds - 66.2%
13,940,950	The Hartford Capital Appreciation Fund, Class F	$520,694,501
20,186,785	The Hartford Dividend and Growth Fund, Class F	520,415,316

	Total Domestic Equity Funds (cost $1,009,562,106)	$1,041,109,817

	Taxable Fixed Income Funds - 33.5%
12,717,268	Hartford Total Return Bond ETF	528,084,554

	Total Taxable Fixed Income Funds (cost $490,785,980)	$528,084,554

	Total Affiliated Investment Companies (cost $1,500,348,086)	$1,569,194,371

SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
3,140,707	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 1.73%(1)	$3,140,707

	Total Short-Term Investments (cost $3,140,707)	$3,140,707

Total Investments (cost $1,503,488,793)	99.9%	$1,572,335,078
Other Assets and Liabilities	0.1%	1,242,298

Total Net Assets	100.0%	$1,573,577,376

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$1,569,194,371	$1,569,194,371	$—	$—
Short-Term Investments	3,140,707	3,140,707	—	—

Total	$1,572,335,078	$1,572,335,078	$—	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

66

The Hartford Conservative Allocation Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.8%
	Domestic Equity Funds - 27.1%
307,584	Hartford Core Equity Fund, Class F	$10,310,202
171,512	Hartford Multifactor US Equity ETF	5,575,855
264,321	Hartford Small Cap Value Fund, Class F	2,743,649
342,083	The Hartford Equity Income Fund, Class F	6,797,184
83,930	The Hartford Growth Opportunities Fund, Class F	3,530,941
101,343	The Hartford MidCap Fund, Class F	3,194,332
132,665	The Hartford Small Company Fund, Class F	2,885,464

	Total Domestic Equity Funds (cost $32,097,366)	$35,037,627

	International/Global Equity Funds - 8.2%
142,096	Hartford Emerging Markets Equity Fund, Class F	1,264,652
140,453	Hartford Multifactor Developed Markets (ex-US) ETF	4,014,147
385,035	Hartford Schroders International Multi-Cap Value Fund, Class F	3,484,564
122,069	The Hartford International Opportunities Fund, Class F	1,907,936

	Total International/Global Equity Funds (cost $10,614,851)	$10,671,299

	Multi-Strategy Funds - 2.0%
286,470	The Hartford Global Real Asset Fund, Class F	2,529,530

	Total Multi-Strategy Funds (cost $2,548,024)	$2,529,530

	Taxable Fixed Income Funds - 62.5%
456,043	Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Class F	4,149,996
253,458	Hartford Short Duration ETF	10,355,052
387,143	Hartford Total Return Bond ETF	16,076,113
504,337	The Hartford Inflation Plus Fund, Class F	5,421,619
1,834,506	The Hartford Quality Bond Fund, Class F	18,638,584

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.8% - (continued)
	Taxable Fixed Income Funds - 62.5% - (continued)
1,031,465	The Hartford Strategic Income Fund, Class F	$8,942,797
1,591,443	The Hartford World Bond Fund, Class F	17,267,157

	Total Taxable Fixed Income Funds (cost $78,827,317)	$80,851,318

	Total Affiliated Investment Companies (cost $124,087,558)	$129,089,774

SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
265,709	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 1.73%(1)	$265,709

	Total Short-Term Investments (cost $265,709)	$265,709

Total Investments (cost $124,353,267)	100.0%	$129,355,483
Other Assets and Liabilities	0.0%	12,535

Total Net Assets	100.0%	$129,368,018

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$129,089,774	$129,089,774	$—	$—
Short-Term Investments	265,709	265,709	—	—

Total	$129,355,483	$129,355,483	$—	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

67

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 63.3%
	Automobiles & Components - 0.1%
22,269	NOK Corp.	$348,800

	Banks - 2.6%
13,788	ABN Amro Bank N.V.(1)	257,009
83,167	Bank of Ireland Group plc	400,868
93,987	BPER Banca	420,478
193,198	CaixaBank S.A.	554,014
43,004	HSBC Holdings plc	324,900
14,662	KB Financial Group, Inc.	527,823
125,403	Mitsubishi UFJ Financial Group, Inc.	650,125
195,251	Mizuho Financial Group, Inc.	303,122
109,200	Resona Holdings, Inc.	474,863
18,382	Societe Generale S.A.	522,764
65,877	Standard Chartered plc	597,763
17,124	Sumitomo Mitsui Financial Group, Inc.	607,956
11,530	Sumitomo Mitsui Trust Holdings, Inc.	420,216
254,873	Unicaja Banco S.A.(1)	230,809
53,607	UniCredit S.p.A.	680,114

		6,972,824

	Capital Goods - 1.8%
6,015	Advanced Drainage Systems, Inc.	222,675
977	AGCO Corp.	74,926
6,140	Altra Industrial Motion Corp.	189,112
400	American Woodmark Corp.*	39,664
16,721	Arconic, Inc.	459,326
466	Argan, Inc.	17,638
3,388	Caesarstone Ltd.(2)	57,223
28,441	Chiyoda Corp.*	73,540
20,920	Cie de Saint-Gobain	852,028
3,233	Deere & Co.	562,995
6,250	Fortune Brands Home & Security, Inc.	375,313
1,277	Gardner Denver Holdings, Inc.*	40,647
295	Granite Construction, Inc.	6,944
601	Greenbrier Cos., Inc.	17,603
14,502	JELD-WEN Holding, Inc.*	247,839
30,045	JGC Holdings Corp.	434,554
3,200	Kennametal, Inc.	99,040
3,085	Kubota Corp.	49,000
594	Lindsay Corp.	56,080
204	Middleby Corp.*	24,674
871	Owens Corning	53,375
994	PGT Innovations, Inc.*	17,554
600	Rush Enterprises, Inc. Class A	26,214
1,767	Sandvik AB	31,218
6,950	Vinci S.A.	779,764
11,747	Yellow Cake plc*(1)	28,333

		4,837,279

	Commercial & Professional Services - 0.5%
11,242	Adecco Group AG	668,294
4,141	Clean Harbors, Inc.*	341,467
106,940	Hays plc	217,630
26,198	Pagegroup plc	150,946

		1,378,337

	Consumer Durables & Apparel - 0.4%
7,189	American Outdoor Brands Corp.*	50,898
396	Cavco Industries, Inc.*	75,893
2,606	D.R. Horton, Inc.	136,476
4,874	Lennar Corp. Class A	290,491
512	LGI Homes, Inc.*	40,182
12,136	Skyline Champion Corp.*	342,599
650	Sturm Ruger & Co., Inc.	29,744
12,051	TRI Pointe Group, Inc.*	189,683

		1,155,966

Shares or Principal Amount		Market Value†
COMMON STOCKS - 63.3% - (continued)
	Diversified Financials - 0.7%
2,383	Berkshire Hathaway, Inc. Class B*	$506,578
11,004	Julius Baer Group Ltd.*	487,297
58,847	UBS Group AG*	696,464
48,039	Uranium Participation Corp.*	140,057

		1,830,396

	Energy - 30.1%
103,078	Advantage Oil & Gas Ltd.*	148,697
5,264	Apache Corp.	114,018
35,673	ARC Resources Ltd.(2)	151,131
564,048	BP plc	3,576,832
145,365	BP plc ADR	5,510,787
10,190	Brigham Minerals, Inc. Class A(2)	194,527
7,862	Cabot Oil & Gas Corp.	146,548
4,867	Caltex Australia Ltd.	91,493
37,893	Cameco Corp.	338,335
34,174	Canacol Energy Ltd.*	125,840
7,452	Canadian Natural Resources Ltd.	187,898
5,874	Centennial Resource Development, Inc. Class A*	19,972
26,422	Chevron Corp.	3,068,651
355,922	China Oilfield Services Ltd. Class H	495,542
2,236	China Petroleum & Chemical Corp. ADR	126,312
59,900	China Shenhua Energy Co., Ltd. Class H	121,653
443,220	CNOOC Ltd.	659,622
3,270	CNOOC Ltd. ADR	485,726
1,180	Concho Resources, Inc.	79,674
21,463	ConocoPhillips	1,184,758
186	Continental Resources, Inc.*	5,481
8,015	Devon Energy Corp.	162,544
8,207	Diamondback Energy, Inc.	703,832
926	Drilling Co.*	52,271
40,231	Enbridge, Inc.	1,465,243
197,631	Encana Corp.	775,459
488,690	Eni S.p.A.	7,413,908
8,308	EOG Resources, Inc.	575,827
18,359	EQT Corp.	197,176
1,594	Equinor ASA	29,594
59,315	Equinor ASA ADR	1,097,921
67,396	Exxon Mobil Corp.	4,553,948
12,883	Falcon Minerals Corp.	79,359
16,270	Fugro N.V.*(2)	147,483
1,293	Galp Energia SGPS S.A.	20,681
6,520	Gazprom Neft PJSC ADR	210,913
329,477	Gazprom PJSC ADR	2,641,366
29,486	Green Plains, Inc.	363,562
13,414	Halliburton Co.	258,219
79,793	Inpex Corp.	737,645
13,420	Japan Petroleum Exploration Co., Ltd.	343,117
35,710	JXTG Holdings, Inc.	166,917
128,114	Karoon Energy Ltd.*	85,381
12,077	Kinder Morgan, Inc.	241,298
54,999	Kosmos Energy Ltd.	340,994
16,614	LUKOIL PJSC ADR	1,531,030
7,859	Lundin Petroleum AB	260,275
3,789	Magnolia Oil & Gas Corp. Class A*	37,208
596	Marathon Oil Corp.	6,872
20,053	Marathon Petroleum Corp.	1,282,389
9,684	Neste Oyj	349,907
20,299	Noble Energy, Inc.	390,959
13,333	Occidental Petroleum Corp.	539,986
12,344	OMV AG	721,650
72,012	Painted Pony Energy Ltd.*(2)	33,352
4,633	Parex Resources, Inc.*	62,789
7,486	Parsley Energy, Inc. Class A	118,354
1,703	PDC Energy, Inc.*	33,975

The accompanying notes are an integral part of these financial statements.

68

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 63.3% - (continued)
	Energy - 30.1% - (continued)
227,574	PetroChina Co., Ltd. Class H	$110,979
39,251	Petroleo Brasileiro S.A. ADR	637,436
5,831	Phillips 66	681,177
4,128	Pioneer Natural Resources Co.	507,827
85,633	PTT PCL	128,329
16,232	QEP Resources, Inc.	54,053
39,041	Range Resources Corp.(2)	157,335
4,649	Rattler Midstream L.P.*	69,828
1,524	Reliance Industries Ltd.	31,412
2,596	Royal Dutch Shell plc Class A	75,253
69,456	Royal Dutch Shell plc Class A ADR	4,026,364
156,266	Royal Dutch Shell plc Class B	4,500,424
79,569	Saipem S.p.A.*(2)	361,167
36,353	Schlumberger Ltd.	1,188,380
86,039	Southwestern Energy Co.*	176,380
17,754	Suncor Energy, Inc.	527,116
167,511	Surgutneftegas PJSC ADR	1,107,320
4,252	Targa Resources Corp.	165,318
56,923	TC Energy Corp.	2,868,162
26,985	Tenaris S.A. ADR(2)	547,795
250,913	Total S.A.	13,265,317
23,327	Total S.A. ADR	1,227,700
19,723	Tourmaline Oil Corp.	169,213
89,809	Trican Well Service Ltd.*(2)	58,641
7,910	Tullow Oil plc	21,138
2,766	Valero Energy Corp.	268,247
782	Vermilion Energy, Inc.(2)	10,331
4,123	Viper Energy Partners L.P.	99,241
22,600	WPX Energy, Inc.*	225,548
107,533	YPF S.A. ADR	1,006,509

		79,140,841

	Food & Staples Retailing - 0.2%
8,317	Andersons, Inc.	153,199
151,088	J Sainsbury plc	398,159

		551,358

	Food, Beverage & Tobacco - 0.8%
2,164	Adecoagro S.A.*	12,833
9,038	Archer-Daniels-Midland Co.	379,958
22,742	Astra Agro Lestari Tbk PT	18,523
9,805	Australian Agricultural Co., Ltd.*	6,658
2,779	BRF S.A.*	24,606
3,490	Bunge Ltd.	188,460
53,175	China Agri-Industries Holdings Ltd.	17,519
1,466	Darling Ingredients, Inc.*	28,294
77,375	First Resources Ltd.	86,885
734	Fresh Del Monte Produce, Inc.	23,415
8,083	Glanbia plc	90,060
246,900	Golden Agri-Resources Ltd.	37,060
3,133	GrainCorp Ltd. Class A	15,613
500	Hokuto Corp.	8,996
39,220	Industrias Bachoco S.A.B. de C.V. Class B	176,318
2,607	Ingredion, Inc.	205,953
17,850	IOI Corp. Bhd	18,630
1,613	Kernel Holding S.A.	17,931
9,715	Kuala Lumpur Kepong Bhd	50,371
1,566	Lamb Weston Holdings, Inc.	122,211
432	MGP Ingredients, Inc.	18,528
4,510	MHP SE GDR	38,155
760	NH Foods Ltd.	31,932
1,748	Origin Enterprises plc	9,163
978,100	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	94,152
346	Prima Meat Packers Ltd.	8,550
1,432	S&W Seed Co.*	3,236

Shares or Principal Amount		Market Value†
COMMON STOCKS - 63.3% - (continued)
	Food, Beverage & Tobacco - 0.8% - (continued)
9,970	Sao Martinho S.A.	$43,654
4,735	Tate & Lyle plc	41,300
4,166	Tiger Brands Ltd.	59,156
44,665	Wilmar International Ltd.	122,805

		2,000,925

	Insurance - 0.7%
18,254	Assicurazioni Generali S.p.A.	370,145
28,343	Dai-ichi Life Holdings, Inc.	461,974
749,292	Shin Kong Financial Holding Co., Ltd.*	236,707
63,848	T&D Holdings, Inc.	711,122
33,077	Tongyang Life Insurance Co., Ltd.	104,165

		1,884,113

	Materials - 17.1%
3,639	Agnico Eagle Mines Ltd.	223,656
19,917	Alcoa Corp.*	414,074
3,043	Allegheny Technologies, Inc.*	63,933
173,497	Alrosa PJSC*	201,603
97,744	Alumina Ltd.	152,589
142,101	Aluminum Corp. of China Ltd. Class H*	42,100
4,707	American Vanguard Corp.	65,804
69,751	Angang Steel Co., Ltd. Class H	23,333
4,837	Anglo American Platinum Ltd.	360,980
86,229	Anglo American plc	2,219,284
6,421	AngloGold Ashanti Ltd.	142,022
15,802	Antofagasta plc	177,973
41,307	ArcelorMittal(2)	613,410
47,523	Baoshan Iron & Steel Co., Ltd. Class A	39,137
98,511	Barrick Gold Corp.	1,711,284
121,065	BHP Group Ltd.	2,967,600
21,316	BHP Group Ltd. ADR(2)	1,042,566
78,831	BHP Group plc	1,672,048
33,021	BHP Group plc ADR	1,400,751
21,608	BlueScope Steel Ltd.	197,804
10,806	Boliden AB*	291,410
39,304	Centerra Gold, Inc.*	335,118
6,753	CF Industries Holdings, Inc.	306,249
762,437	China BlueChemical Ltd. Class H	185,544
62,249	China Hongqiao Group Ltd.	34,572
140,396	China Molybdenum Co., Ltd. Class H(2)	44,244
449,977	China Steel Corp.	346,475
96,046	China Zhongwang Holdings Ltd.	39,875
3,227	Cia de Minas Buenaventura SAA ADR	49,502
23,088	Cia Siderurgica Nacional S.A.	67,931
3,948	Cleveland-Cliffs, Inc.(2)	28,544
317	Daido Steel Co., Ltd.	13,833
27,794	Eldorado Gold Corp.*	234,025
56,404	Eregli Demir ve Celik Fabrikalari T.A.S.	64,479
14,409	Evraz plc	68,759
4,851	Feng Hsin Steel Co., Ltd.	8,399
34,374	First Quantum Minerals Ltd.	290,473
124	FMC Corp.	11,346
60,824	Fortescue Metals Group Ltd.	372,281
2,977	Franco-Nevada Corp.	288,862
71,816	Freeport-McMoRan, Inc.	705,233
3,881	Fresnillo plc	35,856
148,285	Gerdau S.A. ADR(2)	487,858
430,929	Glencore plc*	1,300,707
107,137	Gold Fields Ltd.	665,362
149,822	Grupo Mexico S.A.B. de C.V. Class B	395,574
78,960	Harmony Gold Mining Co., Ltd.*	274,508
41,149	Hindalco Industries Ltd.	108,777
51,114	Hitachi Metals Ltd.	641,496
3,197	Hyundai Steel Co.	87,070
31,229	IAMGOLD Corp.*	116,796

The accompanying notes are an integral part of these financial statements.

69

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 63.3% - (continued)
	Materials - 17.1% - (continued)
5,542	Imerys S.A.	$214,080
26,409	Impala Platinum Holdings Ltd.*	181,825
2,456	Industrias Penoles S.A.B. de C.V.	29,250
189,535	Inner Mongolia BaoTou Steel Union Co., Ltd. Class A	36,876
5,470	Intrepid Potash, Inc.*	16,902
2,215	Jastrzebska Spolka Weglowa S.A.	11,255
20,069	JFE Holdings, Inc.	251,016
53,770	Jiangxi Copper Co., Ltd. Class H	62,950
8,248	Jindal Steel & Power Ltd.*	13,488
30,105	JSR Corp.	565,183
29,662	JSW Steel Ltd.	95,176
5,033	K+S AG	71,469
5,836	KGHM Polska Miedz S.A.*	127,946
124,486	Kinross Gold Corp.*	603,910
3,927	Kirkland Lake Gold Ltd.	184,409
10,823	Kobe Steel Ltd.	58,190
347	Korea Zinc Co., Ltd.	129,304
2,322	Kumba Iron Ore Ltd.	56,578
1,045	Kumiai Chemical Industry Co., Ltd.	9,664
17,246	Kyoei Steel Ltd.	314,061
12,065	LafargeHolcim Ltd.*	622,777
10,142	Louisiana-Pacific Corp.	296,451
40,244	Lundin Mining Corp.	203,191
107,829	Maanshan Iron & Steel Co., Ltd. Class H	40,783
1,697	Maruichi Steel Tube Ltd.(2)	46,342
4,286	Mitsubishi Materials Corp.	123,244
25,295	MMC Norilsk Nickel PJSC ADR	701,761
89,050	MMG Ltd.*(2)	18,539
22,434	Mosaic Co.	445,988
12,485	Newcrest Mining Ltd.	272,527
12,852	Newmont Goldcorp Corp.	509,982
30,282	Nippon Steel Corp.	441,982
5,510	Norbord, Inc.	159,054
222,075	Norsk Hydro ASA	784,715
20,746	Nucor Corp.	1,117,172
15,300	Nufarm Ltd.*	62,436
6,362	Nutrien Ltd.	304,358
7,163	Pacific Metals Co., Ltd.	171,270
265,588	Petra Diamonds Ltd.*	29,243
1,036	Polyus PJSC GDR	61,123
2,884	POSCO	523,289
43,627	Press Metal Aluminium Holdings Bhd	49,638
171,599	Resolute Mining Ltd.*	143,749
15,092	Rio Tinto Ltd.	943,748
45,332	Rio Tinto plc	2,360,066
33,523	Rio Tinto plc ADR	1,743,531
15,168	Salzgitter AG	275,042
2,951	Sasol Ltd.	53,498
6,611	Sasol Ltd. ADR	119,659
60,329	SEMAFO, Inc.*	194,669
10,145	Severstal PJSC GDR	138,581
28,479	Shougang Fushan Resources Group Ltd.	5,877
99,070	Sinofert Holdings Ltd.*	10,098
205,257	South32 Ltd.	359,462
28,076	Southern Copper Corp.	998,944
16,690	Steel Dynamics, Inc.	506,708
9,329	Sumitomo Metal Mining Co., Ltd.	312,052
13,210	Tata Steel Ltd.	70,731
32,307	Teck Resources Ltd. Class B	510,691
15,470	thyssenkrupp AG	220,611
41,281	Tokyo Steel Manufacturing Co., Ltd.	332,341
36,718	Turquoise Hill Resources Ltd.*	15,054
1,112	United States Steel Corp.(2)	12,799
121,520	Vale S.A.*	1,430,182

Shares or Principal Amount		Market Value†
COMMON STOCKS - 63.3% - (continued)
	Materials - 17.1% - (continued)
68,961	Vale S.A. ADR*	$809,602
67,971	Vedanta Ltd.	141,864
4,860	Vicat S.A.	206,086
4,543	voestalpine AG(2)	113,996
484	Vulcan Materials Co.	69,149
2,128	Warrior Met Coal, Inc.	41,453
2,212	West Fraser Timber Co., Ltd.	102,278
110,766	Western Areas Ltd.	244,143
7,010	Wheaton Precious Metals Corp.	196,499
13,165	Yamato Kogyo Co., Ltd.	341,522
4,691	Yara International ASA	182,744
17,827	Zhaojin Mining Industry Co., Ltd. Class H	19,937
107,990	Zijin Mining Group Co., Ltd. Class H	37,407

		44,917,279

	Media & Entertainment - 0.3%
16,220	Comcast Corp. Class A	726,980

	Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
20,287	Auxly Cannabis Group, Inc.*	10,320
661	Bayer AG	51,278
359	Canopy Growth Corp.*	7,166
2,017	Genus plc	75,781
120	Tilray, Inc.*	2,677

		147,222

	Real Estate - 0.8%
3,005	American Tower Corp. REIT	655,330
29,956	British Land Co. plc REIT	240,850
9,810	Equity LifeStyle Properties, Inc. REIT	686,111
6,527	Five Point Holdings LLC Class A*(2)	43,144
19,711	Land Securities Group plc REIT	240,090
16,799	Mitsubishi Estate Co., Ltd.	326,159

		2,191,684

	Retailing - 0.3%
75,360	Petrobras Distribuidora S.A.	531,400
20,414	Xebio Holdings Co., Ltd.	228,768

		760,168

	Semiconductors & Semiconductor Equipment - 0.1%
8,510	Tokyo Seimitsu Co., Ltd.	273,333

	Telecommunication Services - 1.4%
278,650	BT Group plc	739,497
59,009	China Mobile Ltd.	479,548
864,384	China Telecom Corp. Ltd. Class H	367,716
2,840,000	China Tower Corp. Ltd. Class H(1)	625,063
603,322	China Unicom Hong Kong Ltd.	593,970
29,680	KT Corp. ADR	488,738
34,672	MTN Group Ltd.	214,605
10,831	NTT DOCOMO, Inc.	296,933

		3,806,070

	Transportation - 1.0%
463	AP Moller - Maersk A/S Class B	590,604
6,583	Canadian National Railway Co.	588,776
18,300	D/S Norden A/S	267,687
11,900	Japan Airport Terminal Co., Ltd.(2)	587,819
358	Kirby Corp.*	28,339
880,424	Pacific Basin Shipping Ltd.	203,851
128,209	PostNL N.V.	294,576
688	Ryder System, Inc.	33,457

		2,595,109

	Utilities - 4.3%
10,781	Avangrid, Inc.	539,589
93,777	Beijing Enterprises Holdings Ltd.	441,539
242,770	Centrica plc	228,463

The accompanying notes are an integral part of these financial statements.

70

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
COMMON STOCKS - 63.3% - (continued)
		Utilities - 4.3% - (continued)
	998,146	China Longyuan Power Group Corp. Ltd. Class H	$539,233
	12,500	Cia de Saneamento do Parana	284,254
	87,078	CK Infrastructure Holdings Ltd.	626,677
	5,583	Duke Energy Corp.	526,254
	56,998	E.ON SE	574,794
	9,008	Edison International	566,603
	282,727	Enel Americas S.A.	52,968
	94,349	Enel S.p.A.	731,238
	68,619	Engie S.A.	1,149,010
	38,499	ENN Energy Holdings Ltd.	439,218
	11,181	Exelon Corp.	508,624
	126,316	Guangdong Investment Ltd.	273,385
	1,456,878	Huaneng Renewables Corp. Ltd. Class H	556,200
	77,087	Iberdrola S.A.	792,377
	55,628	National Grid plc	650,418
	2,322	NextEra Energy Partners L.P.(2)	122,369
	3,863	Sempra Energy	558,242
	6,434	Severn Trent plc	187,938
	73,975	Snam S.p.A.	379,780
	10,183	UGI Corp.	485,424

			11,214,597

		Total Common Stocks (cost $161,972,520)	$166,733,281

CORPORATE BONDS - 0.7%
		Construction Materials - 0.1%
	$150,000	Eagle Materials, Inc. 4.50%, 08/01/2026	$155,886

		Iron/Steel - 0.1%
		United States Steel Corp.
	100,000	6.25%, 03/15/2026(2)	83,729
	75,000	6.65%, 06/01/2037	55,875
	10,000	6.88%, 08/15/2025	9,019

			148,623

		Oil & Gas - 0.4%
	145,000	Carrizo Oil & Gas, Inc. 6.25%, 04/15/2023(2)	134,850
	125,000	Diamondback Energy, Inc. 4.75%, 11/01/2024	129,219
GBP	100,000	Gazprom OAO Via Gaz Capital S.A. 5.34%, 09/25/2020(3)	133,747
	$165,000	Laredo Petroleum, Inc. 6.25%, 03/15/2023(2)	150,562
	75,000	Matador Resources Co. 5.88%, 09/15/2026	71,906
	75,000	Noble Energy, Inc. 6.00%, 03/01/2041	86,893
	50,000	Occidental Petroleum Corp. 4.40%, 04/15/2046	49,691
		PDC Energy, Inc.
	105,000	5.75%, 05/15/2026	98,175
	30,000	6.13%, 09/15/2024	29,119
	110,000	QEP Resources, Inc. 5.38%, 10/01/2022	107,809
		Southwestern Energy Co.
	95,000	7.50%, 04/01/2026	83,371
	60,000	7.75%, 10/01/2027	51,600

			1,126,942

		Oil & Gas Services - 0.1%
	200,000	Alpha Star Holding Ltd. 6.25%, 04/20/2022(3)	190,000

		Pipelines - 0.0%
	90,000	Antero Midstream Partners L.P. / Antero Midstream Finance Corp. 5.75%, 03/01/2027(1)	66,937

		Total Corporate Bonds (cost $1,732,416)	$1,688,388

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.0%
		Argentina - 0.0%
ARS	4,100,000	Argentina POM Politica Monetaria 72.48%, 06/21/2020(4)	$30,529
		Argentine Republic Government International Bond
EUR	100,000	3.38%, 01/15/2023	42,158
	125,000	5.00%, 01/15/2027(3)	52,785

			125,472

		Azerbaijan - 0.1%
	$200,000	Republic of Azerbaijan International Bond 4.75%, 03/18/2024(3)	211,742

		Canada - 0.1%
CAD	295,963	Canadian Government Real Return Bond 4.25%, 12/01/2026(5)	289,042

		Germany - 0.5%
		Deutsche Bundesrepublik Inflation Linked Bond
EUR	832,636	0.10%, 04/15/2026(3)(5)	1,018,058
	248,341	0.50%, 04/15/2030(3)(5)	332,694

			1,350,752

		Greece - 0.0%
	31,375,000	Hellenic Republic Government Bond 0.00%, 10/15/2042(4)	131,222

		Indonesia - 0.3%
IDR	10,509,000,000	Indonesia Treasury Bond 8.38%, 03/15/2034	809,351

		Israel - 0.1%
ILS	852,601	Israel Government Bond - CPI Linked 1.00%, 05/31/2045(5)	259,420

		Japan - 0.5%
		Japanese Government CPI Linked Bond
JPY	99,004,425	0.10%, 03/10/2026(5)	938,746
	42,087,393	0.10%, 03/10/2028(5)	403,952

			1,342,698

		Mexico - 0.5%
MXN	4,300,300	Mexican Bonos 8.00%, 11/07/2047	246,156
		Mexican Udibonos
	16,674,111	2.00%, 06/09/2022(5)	839,437
	4,052,314	4.00%, 11/08/2046(5)	237,385

			1,322,978

		Nigeria - 0.1%
	$200,000	Nigeria Government International Bond 7.88%, 02/16/2032(3)	206,239

		Russia - 0.7%
RUB	31,350,000	Russian Federal Bond - OFZ 6.90%, 05/23/2029	507,051
		Russian Federal Inflation Linked Bond - OFZ
	28,549,430	2.50%, 08/16/2023(5)	433,234
	58,874,108	2.50%, 02/02/2028(5)	860,913

			1,801,198

		South Africa - 0.1%
ZAR	2,695,812	Republic of South Africa Government Bond - CPI Linked 1.88%, 03/31/2029(5)	155,667

		Total Foreign Government Obligations (cost $8,057,517)	$8,005,781

U.S. GOVERNMENT SECURITIES - 20.0%
		U.S. Treasury Securities - 20.0%
		U.S. Treasury Bonds - 3.8%
	$605,768	0.75%, 02/15/2045(5)	$635,015
	233,823	0.88%, 02/15/2047(5)	252,898
	119,106	1.00%, 02/15/2046(5)	132,220
	754,991	1.75%, 01/15/2028(5)	849,659
	3,154,017	2.00%, 01/15/2026(5)	3,500,839

The accompanying notes are an integral part of these financial statements.

71

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT SECURITIES - 20.0% - (continued)
	U.S. Treasury Bonds - 3.8% - (continued)
$1,434,578	2.38%, 01/15/2025(5)	$1,595,658
825,149	2.38%, 01/15/2027(5)	953,328
963,165	3.63%, 04/15/2028(5)	1,236,443
671,543	3.88%, 04/15/2029(5)	900,884

		10,056,944

	U.S. Treasury Notes - 16.2%
1,019,164	0.13%, 04/15/2021(5)	1,010,950
3,917,060	0.13%, 01/15/2022(5)(6)	3,890,016
4,403,105	0.13%, 01/15/2023(5)	4,378,191
1,899,177	0.13%, 07/15/2024(5)(6)	1,901,399
1,298,738	0.13%, 07/15/2026(5)	1,298,734
4,751,413	0.25%, 01/15/2025(5)	4,769,662
364,487	0.25%, 07/15/2029(5)	368,418
2,595,805	0.38%, 07/15/2023(5)	2,618,056
1,964,135	0.38%, 07/15/2025(5)	1,994,606
1,713,257	0.38%, 01/15/2027(5)	1,735,877
1,239,903	0.38%, 07/15/2027(5)	1,262,238
1,087,851	0.50%, 01/15/2028(5)	1,115,928
1,259,551	0.63%, 07/15/2021(5)	1,267,891
1,510,690	0.63%, 04/15/2023(5)	1,526,148
4,903,443	0.63%, 01/15/2024(5)(7)	4,986,535
1,457,217	0.63%, 01/15/2026(5)	1,496,483
1,038,024	0.75%, 07/15/2028(5)	1,092,491
3,602,746	0.88%, 01/15/2029(5)	3,831,693
2,015,426	1.25%, 07/15/2020(5)	2,029,911

		42,575,227

		52,632,171

	Total U.S. Government Securities (cost $51,810,071)	$52,632,171

CONVERTIBLE BONDS - 0.0%
	Oil & Gas - 0.0%
75,000	PDC Energy, Inc. 1.13%, 09/15/2021	$67,491
40,000	Oasis Petroleum, Inc. 2.63%, 09/15/2023	27,562

		95,053

	Total Convertible Bonds (cost $99,525)	$95,053

EXCHANGE-TRADED FUNDS - 3.4%
	Other Investment Pools & Funds - 3.4%
57,347	Invesco Senior Loan ETF(2)	$1,285,146
30	SPDR Gold Shares*	4,273
37,851	VanEck Vectors Agribusiness ETF	2,529,204
177,586	VanEck Vectors Gold Miners ETF	4,999,046

		8,817,669

	Total Exchange-Traded Funds (cost $8,817,483)	$8,817,669

PREFERRED STOCKS - 0.1%
	Materials - 0.1%
37,454	Gerdau S.A.	$125,423

	Total Preferred Stocks (cost $144,548)	$125,423

RIGHTS - 0.0%
	Energy - 0.0%
82,457	Karoon Energy Ltd. Expires 11/19/19*	$2,274

	Total Rights (cost $—)	$2,274

	Total Long-Term Investments (cost $232,634,080)	$238,100,040

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 9.9%
	Other Investment Pools & Funds - 8.2%
$21,477,125	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(8)	$21,477,125

	Securities Lending Collateral - 1.7%
229,764	Citibank NA DDCA, 1.80%, 11/1/2019(8)	229,764
3,223,626	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(8)	3,223,626
51,712	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(8)	51,712
427,605	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(8)	427,605
621,257	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(8)	621,257
41,312	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(8)	41,312

		4,595,276

	Total Short-Term Investments (cost $26,072,401)	$26,072,401

Total Investments Excluding Purchased Options (cost $258,706,481)	100.4%	$264,172,441

Total Purchased Options (cost $10,140)	0.0%	$3,394

Total Investments (cost $258,716,621)	100.4%	$264,175,835
Other Assets and Liabilities	(0.4)%	(938,100)

Total Net Assets	100.0%	$263,237,735

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

The Consolidated Schedule of Investments includes investments held by The Hartford Cayman Global Real-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2019, the Fund invested 14.8% of its total assets in the Subsidiary.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $1,208,151, representing 0.5% of net assets.

The accompanying notes are an integral part of these financial statements.

72

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2019

(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(3)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $2,145,265, representing 0.8% of net assets.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(6)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2019, the market value of securities pledged was $2,055,305.

(7)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2019, the market value of securities pledged was $81,356.

(8)	Current yield as of period end.

OTC Option Contracts Outstanding at October 31, 2019
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
USD Put/CAD Call	BOA	1.28 USD	04/21/20	659,000	USD	659,000	$2,554	$3,890	$(1,336)

Total purchased option contracts							$2,554	$3,890	$(1,336)

Exchange-Traded Option Contracts Outstanding at October 31, 2019
Description	Exercise Price/ FX Rate/ Rate		Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
Crude Oil Future Option	50.00	USD	11/15/19	3	USD	150,000	$840	$6,249	$(5,409)

Total purchased option contracts							$840	$6,249	$(5,409)

Description	Exercise Price/ FX Rate/ Rate		Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Calls
Natural Gas Option		3.50 USD	01/28/20	(5)	USD	(175,000)	$(6,250)	$(5,367)	$(883)

Puts
Lean Hogs Option		58.00 USD	12/13/19	(3)	USD	(6,960,000)	$(930)	$(2,500)	$1,570

Total written option contracts							$(7,180)	$(7,867)	$687

Futures Contracts Outstanding at October 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Brent Crude Oil Future	7	12/30/2019	$412,370	$(11,213)
Brent Crude Oil Future	10	01/31/2020	583,400	(14,972)
Brent Crude Oil Future	77	11/29/2019	4,590,740	(114,481)
Coffee ‘C’ Future	5	12/18/2019	191,156	4,684
Copper Future	18	03/27/2020	1,191,150	4,066
Corn Future	6	07/14/2020	123,000	3,692
Corn Future	3	12/14/2020	60,863	(172)
Cotton No. 2 Future	2	03/09/2020	65,880	6,301

The accompanying notes are an integral part of these financial statements.

73

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2019

Futures Contracts Outstanding at October 31, 2019 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts – (continued):
Cotton No. 2 Future	2	12/06/2019	$64,440	$1,995
Gasoline Future	2	11/29/2019	133,946	5,598
Gasoline Future	4	02/28/2020	264,600	9,372
Gold 100oz Future	12	02/26/2020	1,826,160	(6,047)
Gold 100oz Future	3	12/27/2019	454,440	1,618
KC Hard Red Winter Wheat Future	9	12/13/2019	188,888	(3,768)
LME Copper Future	5	12/18/2019	723,469	(18,333)
LME Nickel Future	22	11/18/2019	2,203,212	(73,721)
LME Nickel Future	4	12/18/2019	400,536	19,737
LME Nickel Future	3	01/13/2020	300,078	16,803
LME Primary Aluminum Future	9	12/18/2019	397,350	(3,428)
LME Primary Aluminum Future	1	12/16/2020	45,900	(114)
LME Zinc Future	8	11/20/2019	505,000	16,926
LME Zinc Future	4	12/18/2019	250,700	(812)
LME Zinc Future	11	01/13/2020	685,712	60,991
LME Zinc Future	12	03/16/2020	741,450	48,369
Lean Hogs Future	4	12/13/2019	105,600	(4,465)
Lean Hogs Future	4	02/14/2020	117,320	(3,319)
Live Cattle Future	3	12/31/2019	140,670	19,780
Live Cattle Future	1	02/28/2020	48,940	6,407
Low Sulphur Gas Oil Future	1	12/12/2019	56,350	(652)
NY Harbor ULSD Future	1	11/29/2019	78,784	1,547
NY Harbor ULSD Future	2	02/28/2020	154,518	(260)
Natural Gas Future	15	01/29/2020	404,550	22,440
Platinum Future	3	04/28/2020	140,925	6,408
Silver Future	2	12/27/2019	180,670	3,197
Soybean Future	68	01/14/2020	3,169,650	(28,504)
Soybean Meal Future	5	12/13/2019	152,200	(3,745)
Soybean Meal Future	2	03/13/2020	62,100	(1,426)
Soybean Oil Future	2	12/13/2019	36,900	2,658
Sugar No. 11 Future	6	02/28/2020	83,866	3,477
U.S. Treasury 5-Year Note Future	10	12/31/2019	1,192,031	(7,366)
WTI Crude Future	5	02/20/2020	269,600	12,341
WTI Crude Future	26	11/20/2020	1,337,960	(24,289)

Total				$(42,680)

Short position contracts:
10-Year Mini JGB Future	1	12/12/2019	$142,763	$737
Coffee ‘C’ Future	2	03/19/2020	79,088	6,644
Corn Future	4	12/13/2019	78,000	491
Euro-Bund Future	4	12/06/2019	766,255	20,740
ICE Rotterdam Coal Future	2	06/26/2020	126,500	4,226
Japan 10-Year Mini Bond Future	1	12/13/2019	1,425,595	9,624
KC Hard Red Winter Wheat Future	2	03/13/2020	43,225	4,820
LME Copper Future	3	12/18/2019	434,081	(5,879)
LME Nickel Future	22	11/18/2019	2,203,212	(56,333)
LME Nickel Future	2	12/18/2019	200,268	12,836
LME Nickel Future	3	01/13/2020	300,078	18,441
LME Primary Aluminum Future	4	12/18/2019	176,600	(1,303)
LME Primary Aluminum Future	3	12/16/2020	137,700	4,566
LME Zinc Future	4	12/18/2019	250,700	13,858
LME Zinc Future	8	11/20/2019	505,000	(47,790)
LME Zinc Future	11	01/13/2020	685,713	(52,146)
LME Zinc Future	1	03/16/2020	61,788	(1,541)
LME Zinc Future	1	12/14/2020	60,937	5,831
Lean Hogs Future	2	06/12/2020	72,820	(417)
Natural Gas Future	6	03/27/2020	140,400	(5,679)
U.S. Treasury 10-Year Note Future	5	12/19/2019	651,484	6,841
U.S. Treasury Ultra Long Bond Future	7	12/19/2019	1,328,250	50,745
WTI Crude Future	1	11/19/2021	50,480	2,426
Wheat Future	5	12/13/2019	127,188	(7,544)

Total				$(15,806)

Total futures contracts				$(58,486)

The accompanying notes are an integral part of these financial statements.

74

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2019

OTC Credit Default Swap Contracts Outstanding at October 31, 2019
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CMBX.NA.BBB-.7	GSC	USD	150,000	(3.00%)	01/17/47	Monthly	$8,263	$—	$638	$(7,625)
CMBX.NA.BBB-.8	GSC	USD	150,000	(3.00%)	10/17/57	Monthly	12,518	—	5,108	(7,410)

Total							$20,781	$—	$5,746	$(15,035)

Total traded indices							$20,781	$—	$5,746	$(15,035)

Credit default swaps on single-name issues:
Buy protection:
Republic of Colombia	GSC	USD	300,000	(1.00%)	06/20/24	Quarterly	$—	$(2,098)	$(4,099)	$(2,001)
Republic of Colombia	GSC	USD	285,000	(1.00%)	06/20/24	Quarterly	—	(1,872)	(3,894)	(2,022)
Republic of Indonesia	HSBC	USD	285,000	(1.00%)	06/20/24	Quarterly	—	(2,046)	(4,366)	(2,320)
Republic of Indonesia	JPM	USD	300,000	(1.00%)	06/20/24	Quarterly	—	(1,757)	(4,596)	(2,839)
Republic of Malaysia	HSBC	USD	280,000	(1.00%)	06/20/24	Quarterly	—	(6,301)	(8,018)	(1,717)
Republic of Malaysia	JPM	USD	300,000	(1.00%)	06/20/24	Quarterly	—	(6,266)	(8,591)	(2,325)
Russian Federation	GSC	USD	285,000	(1.00%)	06/20/24	Quarterly	558	—	(4,380)	(4,938)
Russian Federation	JPM	USD	300,000	(1.00%)	06/20/24	Quarterly	1,041	—	(4,611)	(5,652)

Total							$1,599	$(20,340)	$(42,555)	$(23,814)

Total single-name issues							$1,599	$(20,340)	$(42,555)	$(23,814)

Total OTC contracts							$22,380	$(20,340)	$(36,809)	$(38,849)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2019
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ITRAXX.EUR.31.V2	EUR	5,205,000	(1.00%)	06/20/24	Quarterly	$(124,408)	$(156,543)	$(32,135)

Total						$(124,408)	$(156,543)	$(32,135)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Total Return Swap Contracts Outstanding at October 31, 2019
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Bloomberg Commodity Index	MSC	USD	162,356	—	01/31/20	Monthly	$—	$—	$—	$—
Bloomberg Commodity Index	MSC	USD	221,308	(0.01%)	03/31/20	Monthly	—	—	—	—
Bloomberg Corn Subindex	JPM	USD	23,797	0.12%	11/29/19	Monthly	—	—	—	—
Bloomberg Soybean Meal Subindex	MSC	USD	619	0.40%	12/31/19	Monthly	—	—	—	—
Bloomberg Soybean Meal Subindex	BCLY	USD	34,668	0.35%	02/28/20	Monthly	—	—	—	—
Bloomberg Wheat Subindex	BCLY	USD	25,374	—	04/03/20	Monthly	—	—	—	—
MSCB.BE.05 Index	MSC	USD	173,136	0.10%	03/31/20	Monthly	—	—	—	—
MSCB.BE.05 Index	MSC	USD	215,515	0.10%	03/31/20	Monthly	—	—	—	—
Phys Uranium 308 Phys Spot	GSC	USD	178,540	—	12/30/19	Maturity	—	—	(9,508)	(9,508)
S&P GSCI OCI Iron Ore Index	GSC	USD	37,479	0.10%	11/29/19	Monthly	—	—	—	—
Silver Spot Index	GSC	USD	6,192	—	12/02/19	Maturity	—	—	1,327	1,327

Total							$—	$—	$(8,181)	$(8,181)

The accompanying notes are an integral part of these financial statements.

75

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2019

Foreign Currency Contracts Outstanding at October 31, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
5,380,000	AUD	3,682,766	USD	DEUT	11/29/19	$28,907	$—
285,000	BRL	70,981	USD	MSC	11/04/19	64	—
285,000	BRL	71,177	USD	JPM	11/04/19	—	(132)
285,000	BRL	71,184	USD	JPM	12/03/19	—	(267)
2,145,000	CAD	1,643,665	USD	JPM	11/29/19	—	(14,992)
5,009,400,000	COP	1,474,025	USD	JPM	11/29/19	6,564	—
343,000	EUR	381,295	USD	CBK	11/29/19	1,970	—
10,931,000,000	IDR	777,233	USD	MSC	11/29/19	—	(768)
229,495,000	JPY	2,114,898	USD	BCLY	11/29/19	13,778	—
24,340,000	MXN	1,270,793	USD	RBC	11/29/19	—	(11,256)
49,470,000	NOK	5,387,597	USD	SSG	11/29/19	155	(7,612)
110,000	NZD	69,883	USD	SSG	11/29/19	682	—
4,630,000	RUB	72,449	USD	BOA	11/29/19	—	(528)
71,312	USD	285,000	BRL	JPM	11/04/19	268	—
71,177	USD	285,000	BRL	MSC	11/04/19	132	—
293,484	USD	383,000	CAD	JPM	11/29/19	2,677	—
2,337,414	USD	2,320,000	CHF	MSC	11/29/19	—	(19,353)
135,648	USD	98,400,000	CLP	JPM	11/29/19	2,862	—
132,364	USD	119,000	EUR	MSC	11/29/19	—	(605)
17,700,755	USD	15,923,000	EUR	CBK	11/29/19	—	(91,460)
2,483,870	USD	1,933,000	GBP	BCLY	11/29/19	—	(22,306)
579,014	USD	8,143,251,000	IDR	MSC	11/29/19	572	—
526,305	USD	1,856,000	ILS	MSC	11/29/19	—	(1,055)
1,350,468	USD	146,544,000	JPY	BCLY	11/29/19	—	(8,798)
1,235,342	USD	23,661,000	MXN	RBC	11/29/19	10,942	—
1,760,838	USD	112,529,000	RUB	BOA	11/29/19	12,835	—
161,703	USD	2,358,000	ZAR	SCB	11/29/19	6,260	—
27,230,000	ZAR	1,863,487	USD	UBS	11/29/19	—	(68,440)

Total						$88,668	$(247,572)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$348,800	$—	$348,800	$—
Banks	6,972,824	—	6,972,824	—
Capital Goods	4,837,279	2,617,175	2,220,104	—
Commercial & Professional Services	1,378,337	341,467	1,036,870	—
Consumer Durables & Apparel	1,155,966	1,155,966	—	—
Diversified Financials	1,830,396	646,635	1,183,761	—
Energy	79,140,841	40,010,551	39,130,290	—
Food & Staples Retailing	551,358	153,199	398,159	—
Food, Beverage & Tobacco	2,000,925	1,371,502	629,423	—
Insurance	1,884,113	—	1,884,113	—
Materials	44,917,279	19,627,106	25,290,173	—
Media & Entertainment	726,980	726,980	—	—
Pharmaceuticals, Biotechnology & Life Sciences	147,222	20,163	127,059	—
Real Estate	2,191,684	1,384,585	807,099	—
Retailing	760,168	531,400	228,768	—
Semiconductors & Semiconductor Equipment	273,333	—	273,333	—
Telecommunication Services	3,806,070	182,162	3,623,908	—
Transportation	2,595,109	650,572	1,944,537	—
Utilities	11,214,597	3,779,297	7,435,300	—
Corporate Bonds	1,688,388	—	1,688,388	—
Foreign Government Obligations	8,005,781	—	8,005,781	—
U.S. Government Securities	52,632,171	—	52,632,171	—
Convertible Bonds	95,053	—	95,053	—
Exchange-Traded Funds	8,817,669	8,817,669	—	—

The accompanying notes are an integral part of these financial statements.

76

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2019

Description	Total	Level 1	Level 2	Level 3(1)
Preferred Stocks	$125,423	$125,423	$—	$—
Rights	2,274	2,274	—	—
Short-Term Investments	26,072,401	26,072,401	—	—
Purchased Options	3,394	840	2,554	—
Foreign Currency Contracts(2)	88,668	—	88,668	—
Futures Contracts(2)	441,233	441,233	—	—
Swaps - Total Return(2)	1,327	—	1,327	—

Total	$264,707,063	$108,658,600	$156,048,463	$—

Liabilities
Foreign Currency Contracts(2)	$(247,572)	$—	$(247,572)	$—
Futures Contracts(2)	(499,719)	(499,719)	—	—
Swaps - Credit Default(2)	(70,984)	—	(70,984)	—
Swaps - Total Return(2)	(9,508)	—	(9,508)	—
Written Options	(7,180)	(7,180)	—	—

Total	$(834,963)	$(506,899)	$(328,064)	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

77

The Hartford Growth Allocation Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.8%
	Domestic Equity Funds - 59.4%
3,234,269	Hartford Core Equity Fund, Class F	$108,412,702
1,725,209	Hartford Multifactor US Equity ETF	56,086,544
2,806,188	Hartford Small Cap Value Fund, Class F	29,128,231
3,545,387	The Hartford Equity Income Fund, Class F	70,446,841
821,749	The Hartford Growth Opportunities Fund, Class F	34,570,991
950,270	The Hartford MidCap Fund, Class F	29,952,499
1,352,892	The Hartford Small Company Fund, Class F	29,425,393

	Total Domestic Equity Funds (cost $326,817,401)	358,023,201

	International/Global Equity Funds - 21.3%
1,222,780	Hartford Emerging Markets Equity Fund, Class F	10,882,745
1,564,823	Hartford Multifactor Developed Markets (ex-US) ETF	44,722,641
4,693,860	Hartford Schroders International Multi-Cap Value Fund, Class F	42,479,432
1,950,086	The Hartford International Opportunities Fund, Class F	30,479,845

	Total International/Global Equity Funds (cost $128,735,247)	128,564,663

	Multi-Strategy Funds - 3.5%
2,386,672	The Hartford Global Real Asset Fund, Class F	21,074,317

	Total Multi-Strategy Funds (cost $21,374,391)	21,074,317

	Taxable Fixed Income Funds - 15.6%
804,730	Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Class F	7,323,042
439,354	Hartford Short Duration ETF	17,949,852
366,562	Hartford Total Return Bond ETF	15,221,487
2,272,217	The Hartford Quality Bond Fund, Class F	23,085,726

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.8% - (continued)
	Taxable Fixed Income Funds - 15.6% - (continued)
837,041	The Hartford Strategic Income Fund, Class F	$7,257,145
2,124,543	The Hartford World Bond Fund, Class F	23,051,295

	Total Taxable Fixed Income Funds (cost $91,752,824)	93,888,547

	Total Affiliated Investment Companies (cost $568,679,863)	$601,550,728

SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
1,199,724	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 1.73%(1)		$1,199,724

	Total Short-Term Investments (cost $1,199,724)		$1,199,724

	Total Investments (cost $569,879,587)	100.0%	$602,750,452
	Other Assets and Liabilities	0.0%	(249,247)

	Total Net Assets	100.0%	$602,501,205

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$601,550,728	$601,550,728	$—	$—
Short-Term Investments	1,199,724	1,199,724	—	—

Total	$602,750,452	$602,750,452	$—	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

78

Hartford Moderate Allocation Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.8%
	Domestic Equity Funds - 43.7%
1,553,986	Hartford Core Equity Fund, Class F	$52,089,597
765,355	Hartford Multifactor US Equity ETF	24,881,691
1,404,507	Hartford Small Cap Value Fund, Class F	14,578,782
1,785,669	The Hartford Equity Income Fund, Class F	35,481,250
410,104	The Hartford Growth Opportunities Fund, Class F	17,253,062
472,920	The Hartford MidCap Fund, Class F	14,906,449
677,284	The Hartford Small Company Fund, Class F	14,730,928

	Total Domestic Equity Funds (cost $157,784,252)	173,921,759

	International/Global Equity Funds - 16.9%
758,369	Hartford Emerging Markets Equity Fund, Class F	6,749,485
864,559	Hartford Multifactor Developed Markets (ex-US) ETF	24,709,096
2,301,177	Hartford Schroders International Multi-Cap Value Fund, Class F	20,825,649
956,033	The Hartford International Opportunities Fund, Class F	14,942,793

	Total International/Global Equity Funds (cost $67,775,440)	67,227,023

	Multi-Strategy Funds - 2.9%
1,337,401	The Hartford Global Real Asset Fund, Class F	11,809,248

	Total Multi-Strategy Funds (cost $11,973,384)	11,809,248

	Taxable Fixed Income Funds - 36.3%
1,274,390	Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Class F	11,596,952
512,626	Hartford Short Duration ETF	20,943,387
513,376	Hartford Total Return Bond ETF	21,317,938
888,739	The Hartford Inflation Plus Fund, Class F	9,553,947
3,184,818	The Hartford Quality Bond Fund, Class F	32,357,749

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.8% - (continued)
	Taxable Fixed Income Funds - 36.3% - (continued)
1,767,811	The Hartford Strategic Income Fund, Class F	$15,326,918
3,075,867	The Hartford World Bond Fund, Class F	33,373,158

	Total Taxable Fixed Income Funds (cost $142,075,004)	144,470,049

	Total Affiliated Investment Companies (cost $379,608,080)	$397,428,079

SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
798,272	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 1.73%(1)	$798,272

	Total Short-Term Investments (cost $798,272)	$798,272

Total Investments (cost $380,406,352)	100.0%	$398,226,351
Other Assets and Liabilities	0.0%	(71,429)

Total Net Assets	100.0%	$398,154,922

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$397,428,079	$397,428,079	$—	$—
Short-Term Investments	798,272	798,272	—	—

Total	$398,226,351	$398,226,351	$—	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

79

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 22.2%
	Automobiles & Components - 0.8%
178,965	Ford Motor Co.	$1,537,309
27,613	General Motors Co.	1,026,099
55,573	Nissan Motor Co., Ltd.	350,698
26,143	Volkswagen AG	4,969,921

		7,884,027

	Banks - 0.2%
163,822	Bank of Communications Co., Ltd. Class H	111,882
9,448	BNP Paribas S.A.	493,748
215,739	China Minsheng Banking Corp. Ltd. Class H	150,903
13,018	Hana Financial Group, Inc.	376,904
37,018	Indiabulls Housing Finance Ltd.	107,419
15,036	Industrial Bank of Korea	152,275
75,585	Israel Discount Bank Ltd. Class A	345,410
12,178	Sberbank of Russia PJSC ADR	179,337
157,139	Tisco Financial Group PCL	507,404

		2,425,282

	Capital Goods - 1.6%
44,051	Alstom S.A.	1,905,787
2,382	Cummins, Inc.	410,847
55,654	Fortune Brands Home & Security, Inc.	3,342,023
60,842	ITOCHU Corp.	1,272,077
80,869	Marubeni Corp.	569,162
40,089	Mitsubishi Corp.	1,019,640
15,576	Mitsubishi Heavy Industries Ltd.	630,350
105,365	Mitsui & Co., Ltd.	1,809,535
36,975	PACCAR, Inc.	2,812,319
8,022	Signify N.V.(1)	235,045
57,476	Sinotruk Hong Kong Ltd.	86,850
96,824	Sumitomo Corp.	1,572,653
309,871	Yangzijiang Shipbuilding Holdings Ltd.	216,937
407,353	Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H	299,036

		16,182,261

	Commercial & Professional Services - 0.0%
4,384	Adecco Group AG	260,612

	Consumer Durables & Apparel - 2.5%
149,633	Barratt Developments plc	1,223,669
63,107	D.R. Horton, Inc.	3,304,914
12,673	Haseko Corp.	163,537
114,753	KB Home	4,095,535
52,923	Lennar Corp. Class A	3,154,211
18,409	Mohawk Industries, Inc.*	2,639,482
43,554	Persimmon plc	1,284,681
88,718	PulteGroup, Inc.	3,481,294
103,753	Taylor Wimpey plc	222,519
66,957	Toll Brothers, Inc.	2,662,880
186,583	TRI Pointe Group, Inc.*	2,936,817

		25,169,539

	Consumer Services - 0.2%
2,842	frontdoor, Inc.*	137,070
17,044	Starbucks Corp.	1,441,240

		1,578,310

	Diversified Financials - 0.9%
5,165	IGM Financial, Inc.	145,762
50,663	Invesco Ltd.	852,152
14,772	Magellan Financial Group Ltd.	489,957
709	MarketAxess Holdings, Inc.	261,330
119,691	MFA Financial, Inc. REIT	908,455
40,646	Navient Corp.	559,695
122,587	New Residential Investment Corp. REIT	1,941,778
85,636	ORIX Corp.	1,345,760

Shares or Principal Amount		Market Value†
COMMON STOCKS - 22.2% - (continued)
	Diversified Financials - 0.9% - (continued)
207,040	REC Ltd.	$407,299
38,367	Starwood Property Trust, Inc. REIT	943,828
5,245	Synchrony Financial	185,516
4,315	T Rowe Price Group, Inc.	499,677

		8,541,209

	Energy - 2.1%
16,552	Aker BP ASA(2)	459,109
12,750	Apache Corp.	276,165
39,210	ARC Resources Ltd.(2)	166,116
96,168	Chevron Corp.	11,168,951
2,670,507	China Petroleum & Chemical Corp. Class H	1,518,917
306,801	China Shenhua Energy Co., Ltd. Class H	623,094
336,558	CNOOC Ltd.	500,882
10,929	Exxaro Resources Ltd.	89,351
43,597	Hindustan Petroleum Corp. Ltd.	199,297
126,782	Oil & Natural Gas Corp. Ltd.	253,040
29,728	PTT Exploration & Production PCL	118,636
147,275	Suncor Energy, Inc.	4,372,595
225,167	Whitehaven Coal Ltd.	512,117
560,354	Yanzhou Coal Mining Co., Ltd. Class H	568,520

		20,826,790

	Food & Staples Retailing - 0.1%
1,597	George Weston Ltd.	127,859
5,911	ICA Gruppen AB	261,572
3,077	Kesko Oyj Class B	205,015
5,013	Loblaw Cos., Ltd.	267,340
21,942	Metro AG	358,299

		1,220,085

	Food, Beverage & Tobacco - 0.6%
2,546	Altria Group, Inc.	114,035
28,987	British American Tobacco plc	1,013,845
4,022	Carlsberg A/S Class B	566,395
19,098	Coca-Cola European Partners plc	1,021,934
24,027	General Mills, Inc.	1,222,013
74,750	Imperial Brands plc	1,639,676
1,174	JM Smucker Co.	124,068
6,956	Philip Morris International, Inc.	566,497

		6,268,463

	Health Care Equipment & Services - 0.2%
6,648	Alcon, Inc.*	393,150
54,137	Qualicorp Consultoria e Corretora de Seguros S.A.	430,612
516	Sonova Holding AG	118,411
20,231	Telefonica Celular del Paraguay S.A.	1,000,423

		1,942,596

	Household & Personal Products - 0.1%
9,098	Fancl Corp.	257,101
7,815	Kimberly-Clark Corp.	1,038,457

		1,295,558

	Insurance - 1.2%
31,942	Ageas	1,842,117
19,059	ASR Nederland N.V.	698,676
150,071	AXA S.A.	3,972,562
2,918	Cincinnati Financial Corp.	330,347
10,348	CNP Assurances	205,400
17,019	Fidelity National Financial, Inc.	780,151
6,866	Great-West Lifeco, Inc.	166,971
89,916	Japan Post Holdings Co., Ltd.	825,360
10,051	NN Group N.V.	383,515
42,794	Poste Italiane S.p.A.(1)	519,793
8,188	Sun Life Financial, Inc.	367,344

The accompanying notes are an integral part of these financial statements.

80

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 22.2% - (continued)
	Insurance - 1.2% - (continued)
88,696	UnipolSai Assicurazioni S.p.A.	$247,547
3,660	Zurich Insurance Group AG	1,433,622

		11,773,405

	Materials - 0.7%
95,008	Alumina Ltd.	148,318
5,705	BHP Group plc	121,006
4,258	Corteva, Inc.*	112,326
14,383	Dow, Inc.	726,198
113,646	Evolution Mining Ltd.	324,162
171,737	Evraz plc	819,521
48,349	Fortescue Metals Group Ltd.	295,926
17,566	JFE Holdings, Inc.	219,709
98,102	Kinross Gold Corp.*	476,693
4,038	Kirkland Lake Gold Ltd.	189,621
16,081	Kumba Iron Ore Ltd.	391,830
593,878	Maanshan Iron & Steel Co., Ltd. Class H(2)	224,618
47,925	MMC Norilsk Nickel PJSC ADR	1,329,587
163,502	National Aluminium Co., Ltd.	104,519
173,435	NMDC Ltd.	274,759
37,456	Severstal PJSC GDR	511,649
815,650	Sinopec Shanghai Petrochemical Co., Ltd. Class H	225,274
8,599	Ternium S.A. ADR	171,894
209,719	Vedanta Ltd.	437,711

		7,105,321

	Media & Entertainment - 0.2%
15,003	Altice USA, Inc. Class A*	464,343
6,441	GungHo Online Entertainment, Inc.	139,502
5,712	Sinclair Broadcast Group, Inc. Class A	227,566
34,954	WPP plc	436,210
77,699	Zynga, Inc. Class A*	479,403

		1,747,024

	Pharmaceuticals, Biotechnology & Life Sciences - 1.7%
23,451	AbbVie, Inc.	1,865,527
4,591	Amgen, Inc.	979,031
2,823	Bristol-Myers Squibb Co.	161,955
233,104	China Medical System Holdings Ltd.	316,118
17,530	Gilead Sciences, Inc.	1,116,836
8,143	Johnson & Johnson	1,075,202
14,064	Merck & Co., Inc.	1,218,786
33,240	Novartis AG	2,904,352
8,599	Roche Holding AG	2,587,919
45,810	Sanofi	4,223,089
15,014	Teva Pharmaceutical Industries Ltd. ADR*	122,364

		16,571,179

	Real Estate - 4.1%
588,039	Aldar Properties PJSC	376,057
23,801	American Tower Corp. REIT	5,190,522
44,500	Apple Hospitality, Inc. REIT	733,360
12,083	Brixmor Property Group, Inc. REIT	266,068
156,111	Castellum AB	3,190,228
63,163	Dexus REIT	520,872
115,784	Douglas Emmett, Inc. REIT	5,015,763
80,781	Equity LifeStyle Properties, Inc. REIT	5,649,823
245,104	Fibra Uno Administracion S.A. de C.V. REIT	372,565
8,719	Gecina S.A. REIT	1,496,782
47,270	Hang Lung Group Ltd.	118,394
191,148	Henderson Land Development Co., Ltd.	954,704
55,672	Hongkong Land Holdings Ltd.	305,828
113,644	Kimco Realty Corp. REIT	2,450,165
25,525	Klepierre S.A. REIT	951,450
555,528	Mapletree Commercial Trust REIT	950,887
152,596	Mapletree Logistics Trust REIT	188,350

Shares or Principal Amount		Market Value†
COMMON STOCKS - 22.2% - (continued)
	Real Estate - 4.1% - (continued)
8,136	PSP Swiss Property AG	$1,076,921
20,784	Public Storage REIT	4,631,922
11,311	Service Properties Trust REIT	286,168
40,059	SITE Centers Corp. REIT	622,116
21,846	Spirit Realty Capital, Inc. REIT	1,088,805
321,522	VEREIT, Inc. REIT	3,163,776
29,718	Weingarten Realty Investors REIT	942,952

		40,544,478

	Retailing - 0.3%
2,006,600	Allstar Co.*(3)(4)(5)	461,518
123	AutoZone, Inc.*	140,759
103,554	Harvey Norman Holdings Ltd.	292,179
19,170	K’s Holdings Corp.	219,023
16,306	Macy’s, Inc.	247,199
64,421	Petrobras Distribuidora S.A.	454,264
2,336	Target Corp.	249,742
13,296	Tory Burch LLC*(3)(4)(5)	737,795

		2,802,479

	Semiconductors & Semiconductor Equipment - 0.4%
28,516	Intel Corp.	1,612,010
354,106	Nanya Technology Corp.	809,948
44,311	Phison Electronics Corp.	402,914
98,650	Radiant Opto-Electronics Corp.	391,668
1,208,468	United Microelectronics Corp.	556,524

		3,773,064

	Software & Services - 1.5%
10,342	Amdocs Ltd.	674,298
8,647	Booz Allen Hamilton Holding Corp.	608,489
4,826	CGI, Inc.*	375,132
6,329	Check Point Software Technologies Ltd.*	711,443
2,775	CyberArk Software Ltd.*	281,885
925	FleetCor Technologies, Inc.*	272,154
21,952	International Business Machines Corp.	2,935,641
8,413	Leidos Holdings, Inc.	725,453
12,271	Microsoft Corp.	1,759,293
11,966	Nihon Unisys Ltd.	394,991
11,310	Nortonlifelock, Inc.	258,773
14,666	Open Text Corp.	592,608
16,354	Oracle Corp.	891,129
12,633	VMware, Inc. Class A	1,999,425
82,110	Western Union Co.	2,057,677

		14,538,391

	Technology Hardware & Equipment - 0.3%
1,134,128	AU Optronics Corp.	289,158
118,274	Foxconn Technology Co., Ltd.	252,927
78,867	Lite-On Technology Corp.	129,959
9,374	Seagate Technology plc	543,973
65,661	Tripod Technology Corp.	253,768
26,536	Xerox Holdings Corp.*	900,367
34,774	Zhen Ding Technology Holding Ltd.	164,425

		2,534,577

	Telecommunication Services - 1.4%
64,748	AT&T, Inc.	2,492,151
42,766	Bharti Infratel Ltd.	114,296
169,141	Deutsche Telekom AG	2,976,131
220,329	Orange S.A.	3,546,083
4,121	Swisscom AG	2,107,868
181,578	Telefonica S.A.	1,394,388
275,832	Telstra Corp. Ltd.	664,326
221,886	VEON Ltd.	532,526

		13,827,769

The accompanying notes are an integral part of these financial statements.

81

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
COMMON STOCKS - 22.2% - (continued)
	Transportation - 0.2%
310,769	AirAsia Group Bhd	$141,886
140,250	Qantas Airways Ltd.	620,345
354,868	Royal Mail plc	971,078

		1,733,309

	Utilities - 0.9%
52,356	AES Corp.	892,670
8,214	Avangrid, Inc.	411,110
47,900	Cia de Transmissao de Energia Eletrica Paulista	281,512
65,738	Endesa S.A.	1,790,364
219,126	Enel S.p.A.	1,698,305
39,473	Exelon Corp.	1,795,627
8,742	Hydro One Ltd.(1)	162,548
12,496	Iberdrola S.A.	128,446
142,073	Italgas S.p.A.	914,623
40,278	PPL Corp.	1,348,910

		9,424,115

	Total Common Stocks (cost $210,247,003)	$219,969,843

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 12.1%
	Asset-Backed - Automobile - 0.5%
	ARI Fleet Lease Trust
$26,876	1.91%, 04/15/2026(1)	$26,841
144,817	2.55%, 10/15/2026(1)	145,112
257,413	3.22%, 08/16/2027(1)	259,869
	Canadian Pacer Auto Receivables Trust
101,193	2.05%, 03/19/2021(1)	101,190
88,052	3.00%, 06/21/2021(1)	88,287
45,000	3.27%, 12/19/2022(1)	45,758
	Chesapeake Funding LLC
220,130	1.91%, 08/15/2029(1)	219,825
146,423	2.36%, 05/15/2029, 1 mo. USD LIBOR + 0.450%(1)(6)	146,609
390,179	3.23%, 08/15/2030(1)	395,783
	Enterprise Fleet Financing LLC
99,305	1.97%, 01/20/2023(1)	99,245
315,000	2.06%, 05/20/2025(1)	314,950
191,405	2.13%, 05/22/2023(1)	191,455
185,000	2.98%, 10/22/2024(1)	186,857
435,115	3.38%, 05/20/2024(1)	440,900
	First Investors Auto Owner Trust
9,138	2.00%, 03/15/2022(1)	9,136
202,930	3.41%, 04/18/2022(1)	203,450
22,448	Hyundai Auto Lease Securitization Trust 2.55%, 08/17/2020(1)	22,451
	OneMain Direct Auto Receivables Trust
44,270	2.31%, 12/14/2021(1)	44,250
745,000	3.43%, 12/16/2024(1)	757,335
179,100	Santander Retail Auto Lease Trust 2.72%, 01/20/2022(1)	180,176
	Securitized Term Auto Receivables Trust
102,285	2.04%, 04/26/2021(1)	102,281
239,093	3.06%, 02/25/2021(1)	239,700
285,199	Westlake Automobile Receivables Trust 2.98%, 01/18/2022(1)	285,872
54,821	Wheels SPV LLC 1.88%, 04/20/2026(1)	54,803

		4,562,135

	Asset-Backed - Finance & Insurance - 5.1%
240,525	Aaset Trust 3.84%, 05/15/2039(1)	243,030
827,849	Ajax Mortgage Loan Trust 3.16%, 09/25/2056(1)(7)	831,034

Shares or Principal Amount		Market Value†

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 12.1% - (continued)
	Asset-Backed - Finance & Insurance - 5.1% - (continued)
$1,345,000	Atlas Senior Loan Fund Ltd. 3.30%, 01/16/2030, 3 mo. USD LIBOR + 1.300%(1)(6)	$1,343,036
350,000	Avery Point CLO Ltd. 3.79%, 08/05/2027, 3 mo. USD LIBOR + 1.500%(1)(6)	348,479
376,007	Bayview Koitere Fund Trust 3.50%, 07/28/2057(1)(7)	384,518
	Bayview Opportunity Master Fund Trust
182,619	3.50%, 01/28/2055(1)(7)	186,138
245,880	3.50%, 06/28/2057(1)(7)	250,175
173,252	4.00%, 11/28/2053(1)(7)	178,803
216,547	4.00%, 10/28/2064(1)(7)	223,498
	BlueMountain CLO Ltd.
1,400,000	3.49%, 07/15/2031, 3 mo. USD LIBOR + 1.500%(1)(6)	1,376,605
2,000,000	3.64%, 07/30/2030, 3 mo. USD LIBOR + 1.700%(1)(6)	1,974,428
490,000	3.82%, 04/20/2027, 3 mo. USD LIBOR + 1.850%(1)(6)	474,873
1,200,000	3.86%, 08/15/2031, 3 mo. USD LIBOR + 1.700%(1)(6)	1,182,485
	Carlyle Global Market Strategies CLO Ltd.
1,500,000	3.21%, 05/15/2031, 3 mo. USD LIBOR + 1.050%(1)(6)	1,489,149
323,000	3.29%, 01/20/2032, 3 mo. USD LIBOR + 1.320%(1)(6)	322,496
560,000	3.77%, 07/20/2032, 3 mo. USD LIBOR + 1.800%(1)(6)	557,571
1,000,000	3.80%, 04/17/2031, 3 mo. USD LIBOR + 1.800%(1)(6)	944,608
1,500,000	Carlyle U.S. CLO Ltd. 3.27%, 04/20/2031, 3 mo. USD LIBOR + 1.300%(1)(6)	1,500,057
	CIFC Funding Ltd.
750,000	2.99%, 04/24/2030, 3 mo. USD LIBOR + 1.050%(1)(6)	747,139
2,000,000	3.75%, 04/18/2031(1)	1,899,932
1,200,000	3.75%, 10/22/2031, 3 mo. USD LIBOR + 1.800%(1)(6)	1,188,384
540,000	3.77%, 07/20/2030, 3 mo. USD LIBOR + 1.800%(1)(6)	535,371
1,200,000	3.77%, 04/20/2032, 3 mo. USD LIBOR + 1.800%(1)(6)	1,195,019
1,200,000	3.80%, 07/15/2032, 3 mo. USD LIBOR + 1.800%(1)(6)	1,199,132
	DB Master Finance LLC
139,650	3.79%, 05/20/2049(1)	143,601
124,688	4.02%, 05/20/2049(1)	129,074
	Dryden Senior Loan Fund
1,200,000	3.45%, 04/15/2029, 3 mo. USD LIBOR + 1.450%(1)(6)	1,188,114
1,500,000	4.12%, 10/19/2029, 3 mo. USD LIBOR + 2.150%(1)(6)	1,454,076
235,223	Finance of America Structured Securities Trust 3.38%, 09/25/2028(1)(7)	234,925
	Ford Credit Floorplan Master Owner Trust
100,000	2.09%, 03/15/2022(1)	99,986
230,000	2.44%, 09/15/2026	232,729
	GreatAmerica Leasing Receivables Funding LLC
330,000	2.36%, 01/20/2023(1)	330,590
190,000	2.60%, 06/15/2021(1)	190,517
160,000	2.83%, 06/17/2024(1)	161,807
250,000	Horizon Aircraft Finance Ltd. 3.43%, 11/15/2039(1)	249,994

The accompanying notes are an integral part of these financial statements.

82

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 12.1% - (continued)
	Asset-Backed - Finance & Insurance - 5.1% - (continued)
	KKR CLO Ltd.
$605,000	3.22%, 01/20/2029, 3 mo. USD LIBOR + 1.250%(1)(6)	$604,767
1,055,000	3.34%, 04/15/2029, 3 mo. USD LIBOR + 1.340%(1)(6)	1,055,182
1,200,000	LCM XIV L.P. 3.55%, 07/20/2031, 3 mo. USD LIBOR + 1.580%(1)(6)	1,176,582
	LCM XXV Ltd.
1,473,000	3.62%, 07/20/2030, 3 mo. USD LIBOR + 1.650%(1)(6)	1,454,975
931,334	4.27%, 07/20/2030, 3 mo. USD LIBOR + 2.300%(1)(6)	880,043
	Madison Park Funding Ltd.
855,000	2.75%, 04/15/2029, 3 mo. USD LIBOR + 0.750%(1)(6)	847,778
500,000	3.20%, 04/15/2029, 3 mo. USD LIBOR + 1.200%(1)(6)	485,008
1,200,000	3.47%, 04/19/2030, 3 mo. USD LIBOR + 1.500%(1)(6)	1,191,314
1,000,000	4.13%, 07/23/2029, 3 mo. USD LIBOR + 2.200%(1)(6)	975,727
	Magnetite CLO Ltd.
618,000	3.20%, 01/18/2028, 3 mo. USD LIBOR + 1.200%(1)(6)	606,623
1,200,000	3.65%, 01/15/2028, 3 mo. USD LIBOR + 1.650%(1)(6)	1,153,854
1,090,000	Magnetite VII Ltd. 2.80%, 01/15/2028, 3 mo. USD LIBOR + 0.800%(1)(6)	1,087,402
715,000	Magnetite XVIII Ltd. 3.66%, 11/15/2028, 3 mo. USD LIBOR + 1.500%(1)(6)	707,733
	MMAF Equipment Finance LLC
221,790	2.21%, 10/17/2022(1)	222,099
295,000	2.21%, 12/15/2032(1)	296,526
	Octagon Investment Partners Ltd.
625,000	3.70%, 07/15/2029, 3 mo. USD LIBOR + 1.700%(1)(6)	618,941
1,682,420	3.74%, 10/24/2030, 3 mo. USD LIBOR + 1.800%(1)(6)	1,670,342
	OneMain Financial Issuance Trust
132,737	2.37%, 09/14/2032(1)	132,790
32,057	3.66%, 02/20/2029(1)	32,162
500,000	Race Point CLO Ltd. 4.64%, 02/20/2030, 3 mo. USD LIBOR + 2.500%(1)(6)	488,368
530,000	RR Ltd. 3.60%, 10/15/2029, 3 mo. USD LIBOR + 1.600%(1)(6)	525,522
51,623	SoFi Consumer Loan Program Trust 2.93%, 04/26/2027(1)	51,670
1,200,000	Sound Point CLO Ltd. 3.77%, 10/20/2031, 3 mo. USD LIBOR + 1.800%(1)(6)	1,179,646
	Springleaf Funding Trust
101,875	2.90%, 11/15/2029(1)	101,940
170,000	3.48%, 05/15/2028(1)	171,944
	Towd Point Mortgage Trust
284,702	2.75%, 10/25/2056(1)(7)	288,070
97,958	2.75%, 04/25/2057(1)(7)	98,857
351,504	2.75%, 06/25/2057(1)(7)	355,630
130,727	3.00%, 01/25/2058(1)(7)	132,633
1,195,000	Treman Park CLO Ltd. 3.04%, 10/20/2028, 3 mo. USD LIBOR + 1.070%(1)(6)	1,192,381
	Vantage Data Centers Issuer LLC
424,292	3.19%, 07/15/2044(1)	430,520
324,500	4.07%, 02/16/2043(1)	337,097
69,766	Volvo Financial Equipment LLC 1.92%, 03/15/2021(1)	69,738

Shares or Principal Amount		Market Value†

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 12.1% - (continued)
	Asset-Backed - Finance & Insurance - 5.1% - (continued)
	Voya CLO Ltd.
$1,200,000	3.25%, 01/18/2029, 3 mo. USD LIBOR + 1.250%(1)(6)	$1,177,686
1,200,000	3.27%, 01/20/2031, 3 mo. USD LIBOR + 1.300%(1)(6)	1,166,756
1,200,000	3.27%, 04/19/2031, 3 mo. USD LIBOR + 1.300%(1)(6)	1,166,507
1,200,000	4.09%, 07/14/2031, 3 mo. USD LIBOR + 2.090%(1)(6)	1,141,078

		50,267,264

	Commercial Mortgage - Backed Securities - 2.7%
1,125,000	1211 Avenue of the Americas Trust 4.14%, 08/10/2035(1)(7)	1,213,611
365,000	BAMLL Commercial Mortgage Securities Trust 4.09%, 08/10/2038(1)(7)	411,748
1,000,000	Banc of America Commercial Mortgage Trust 3.75%, 02/15/2050	1,064,066
	Benchmark Mortgage Trust
30,452,913	0.49%, 07/15/2051(7)(8)	1,060,471
23,000,662	0.67%, 01/15/2052(7)(8)	1,141,580
1,210,000	BF NYT Mortgage Trust 3.61%, 11/15/2035, 1 mo. USD LIBOR + 1.700%(1)(6)	1,215,306
280,000	BX Commercial Mortgage Trust 4.00%, 10/15/2036, 1 mo. USD LIBOR + 2.000%(1)(6)	280,351
1,190,000	CAMB Commercial Mortgage Trust 3.67%, 12/15/2037, 1 mo. USD LIBOR + 1.750%(1)(6)	1,197,436
	CD Commercial Mortgage Trust
365,000	3.51%, 05/10/2050(7)	392,658
1,000,000	3.83%, 02/10/2050	1,071,356
95,000	Citigroup Commercial Mortgage Trust 3.82%, 11/10/2048	103,123
944,000	Commercial Mortgage Trust 4.46%, 12/10/2045(1)(7)	971,927
20,550,544	CSAIL Commercial Mortgage Trust 0.62%, 08/15/2051(7)(8)	909,384
785,000	CSMC Trust 2.76%, 04/05/2033(1)	787,663
335,000	DC Office Trust 3.17%, 09/15/2045(1)(7)	336,340
350,000	ExteNet LLC 3.20%, 07/26/2049(1)	353,381
	FREMF Mortgage Trust
95,000	3.15%, 04/25/2046(1)(7)	95,153
150,000	3.26%, 05/25/2045(1)(7)	149,851
1,200,000	3.98%, 05/25/2050(1)(7)	1,256,829
1,160,000	4.04%, 07/25/2027(1)(7)	1,240,845
460,000	4.08%, 09/25/2025(1)(7)	487,239
215,000	5.50%, 04/25/2020(1)(7)	217,238
1,190,000	GS Mortgage Securities Corp. Trust 3.51%, 06/15/2036, 1 mo. USD LIBOR + 1.600%(1)(6)	1,190,744
	GS Mortgage Securities Trust
35,540,845	0.45%, 03/10/2051(7)(8)	1,141,081
5,846,128	1.14%, 05/10/2052(7)(8)	479,798
1,250,000	3.76%, 05/10/2049(7)	1,319,956
469,000	3.97%, 05/10/2052	509,560
500,000	Hudson Yards Mortgage Trust 2.98%, 08/10/2038(1)(7)	495,040
1,190,000	JP Morgan Chase Commercial Mortgage Securities Corp. 3.75%, 06/05/2039(1)(7)	1,280,258
1,314,000	Morgan Stanley Bank of America Merrill Lynch Trust 4.11%, 11/15/2052(7)	1,433,334
1,250,000	MSCG Trust 2018-SELF 3.57%, 10/15/2037, 1 mo. USD LIBOR + 1.650%(1)(6)	1,253,620

The accompanying notes are an integral part of these financial statements.

83

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 12.1% - (continued)
	Commercial Mortgage - Backed Securities - 2.7% - (continued)
$400,000	SFAVE Commercial Mortgage Securities Trust 4.14%, 01/05/2043(1)(7)	$428,729
1,000,000	Wells Fargo Commercial Mortgage Trust 4.14%, 10/15/2045	1,045,843
4,910,290	Wells Fargo N.V. 0.91%, 05/15/2062(7)(8)	352,896

		26,888,415

	Diversified Financial Services - 0.1%
1,500,000	Carlyle Global Market Strategies 2.99%, 07/27/2031(1)	1,483,496

	Other ABS - 1.2%
504,464	AASET U.S. Ltd. 4.45%, 11/18/2038(1)	518,771
1,250,000	ALM VIII Ltd. 3.80%, 10/15/2028, 3 mo. USD LIBOR + 1.800%(1)(6)	1,249,982
1,000,000	ALM XVII Ltd. 4.10%, 01/15/2028, 3 mo. USD LIBOR + 2.100%(1)(6)	988,194
650,000	Atlas Senior Loan Fund Ltd. 3.50%, 01/15/2031, 3 mo. USD LIBOR + 1.500%(1)(6)	636,287
545,000	BlueMountain CLO Ltd. 3.59%, 11/20/2028, 3 mo. USD LIBOR + 1.450%(1)(6)	541,255
	Carlyle U.S. CLO Ltd.
1,200,000	3.42%, 10/20/2027, 3 mo. USD LIBOR + 1.450%(1)(6)	1,183,553
1,105,000	3.88%, 07/15/2032, 3 mo. USD LIBOR + 1.750%(1)(6)	1,104,109
262,687	Castlelake Aircraft Securitization Trust 3.97%, 04/15/2039(1)	266,934
318,194	Cloud Pass-Through Trust 3.55%, 12/05/2022(1)(7)	322,363
225,168	Daimler Trucks Retail Trust 2.77%, 04/15/2021(1)	225,799
400,000	Dewolf Park CLO Ltd. 4.15%, 10/15/2030, 3 mo. USD LIBOR + 2.150%(1)(6)	390,810
1,000,000	Eaton Vance CLO Ltd. 3.85%, 01/15/2028, 3 mo. USD LIBOR + 1.850%(1)(6)	997,515
750,000	Harbor Park CLO Ltd. 3.67%, 01/20/2031, 3 mo. USD LIBOR + 1.700%(1)(6)	742,548
740,000	Hertz Fleet Lease Funding L.P. 2.70%, 01/10/2033(1)	745,516
1,250,000	Neuberger Berman Loan Advisers CLO Ltd. 3.92%, 04/20/2031, 3 mo. USD LIBOR + 1.950%(1)(6)	1,250,976
443,769	SoFi Consumer Loan Program Trust 3.54%, 11/26/2027(1)	448,547
239,583	START Ireland 4.09%, 03/15/2044(1)	245,140

		11,858,299

	Whole Loan Collateral CMO - 2.5%
	Angel Oak Mortgage Trust LLC
80,151	2.71%, 11/25/2047(1)(7)	79,990
614,246	3.65%, 09/25/2048(1)	620,966
	Benchmark Mortgage Trust
2,958,087	1.05%, 05/15/2052(7)(8)	235,763
12,826,155	1.23%, 03/15/2062(7)(8)	1,178,493
1,000,000	3.96%, 05/15/2052(7)	1,090,837
	COLT Mortgage Loan Trust
123,305	2.93%, 02/25/2048(1)(7)	123,397
136,985	3.69%, 10/26/2048(1)(7)	137,948
	Deephaven Residential Mortgage Trust
101,538	2.45%, 06/25/2047(1)(7)	101,437
90,084	2.58%, 10/25/2047(1)(7)	89,918
28,403	2.73%, 12/26/2046(1)(7)	28,361
150,815	2.98%, 12/25/2057(1)(7)	150,891
127,525	3.56%, 04/25/2059(1)(7)	128,542

Shares or Principal Amount		Market Value†

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 12.1% - (continued)
	Whole Loan Collateral CMO - 2.5% - (continued)
	Fannie Mae Connecticut Avenue Securities
$500,000	3.97%, 10/25/2030, 1 mo. USD LIBOR + 2.150%(6)	$502,697
500,000	4.02%, 08/25/2030, 1 mo. USD LIBOR + 2.200%(6)	503,859
500,000	4.07%, 07/25/2030, 1 mo. USD LIBOR + 2.250%(6)	504,854
500,000	4.37%, 12/25/2030, 1 mo. USD LIBOR + 2.550%(6)	507,194
1,100,000	4.47%, 02/25/2030, 1 mo. USD LIBOR + 2.650%(6)	1,123,271
797,723	4.72%, 07/25/2024, 1 mo. USD LIBOR + 2.900%(6)	829,093
1,100,000	5.37%, 07/25/2029, 1 mo. USD LIBOR + 3.550%(6)	1,151,569
820,000	6.07%, 01/25/2029, 1 mo. USD LIBOR + 4.250%(6)	865,589
991,181	6.17%, 05/25/2029, 1 mo. USD LIBOR + 4.350%(6)	1,040,276
1,208,474	6.27%, 01/25/2029, 1 mo. USD LIBOR + 4.450%(6)	1,271,441
1,876,731	6.82%, 07/25/2025, 1 mo. USD LIBOR + 5.000%(6)	2,010,205
1,200,000	7.12%, 10/25/2028, 1 mo. USD LIBOR + 5.300%(6)	1,291,085
960,802	7.52%, 04/25/2028, 1 mo. USD LIBOR + 5.700%(6)	1,050,034
1,232,144	7.72%, 10/25/2028, 1 mo. USD LIBOR + 5.900%(6)	1,329,596
1,040,968	7.82%, 09/25/2028, 1 mo. USD LIBOR + 6.000%(6)	1,134,928
1,028,337	8.57%, 08/25/2028, 1 mo. USD LIBOR + 6.750%(6)	1,136,996
945,000	FREMF Mortgage Trust 4.19%, 05/25/2029(1)(7)	1,031,879
257,977	MetLife Securitization Trust 3.00%, 04/25/2055(1)(7)	262,516
	Mill City Mortgage Loan Trust
72,303	2.50%, 04/25/2057(1)(7)	72,480
272,785	2.75%, 01/25/2061(1)(7)	275,411
316,003	New Residential Mortgage Loan Trust 4.00%, 04/25/2057(1)(7)	330,052
	Seasoned Credit Risk Transfer Trust
358,354	3.50%, 03/25/2058	373,796
345,705	3.50%, 07/25/2058	360,846
507,812	3.50%, 10/25/2058	531,754
963,828	Sequoia Mortgage Trust 3.76%, 02/25/2048(1)(7)	994,575
176,401	Towd Point Mortgage Trust 2.25%, 04/25/2056(1)(7)	176,007
328,910	Verus Securitization Trust 3.21%, 04/25/2059(1)(7)	331,587

		24,960,133

	Total Asset & Commercial Mortgage Backed Securities (cost $120,088,142)	$120,019,742

CORPORATE BONDS - 26.2%
	Aerospace/Defense - 0.5%
600,000	BAE Systems Holdings, Inc. 3.85%, 12/15/2025(1)	$639,147
245,000	Boeing Co. 2.70%, 02/01/2027	248,828

The accompanying notes are an integral part of these financial statements.

84

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 26.2% - (continued)
	Aerospace/Defense - 0.5% - (continued)
	Lockheed Martin Corp.
$115,000	2.50%, 11/23/2020	$115,602
400,000	4.07%, 12/15/2042	461,111
140,000	4.50%, 05/15/2036	167,088
135,000	4.85%, 09/15/2041	165,694
	United Technologies Corp.
1,425,000	3.95%, 08/16/2025	1,559,436
1,150,000	4.13%, 11/16/2028	1,304,942

		4,661,848

	Agriculture - 0.6%
	Altria Group, Inc.
1,150,000	4.40%, 02/14/2026	1,240,303
140,000	4.50%, 05/02/2043	140,962
420,000	4.75%, 05/05/2021	436,321
160,000	4.80%, 02/14/2029	175,652
1,755,000	BAT Capital Corp. 3.56%, 08/15/2027	1,764,814
	BAT International Finance plc
160,000	2.75%, 06/15/2020(1)	160,728
565,000	3.25%, 06/07/2022(1)	577,188
65,000	3.50%, 06/15/2022(1)	66,790
1,250,000	Imperial Brands Finance plc 3.75%, 07/21/2022(1)	1,289,951
	Philip Morris International, Inc.
300,000	2.63%, 03/06/2023	305,063
80,000	4.88%, 11/15/2043	94,222

		6,251,994

	Airlines - 0.1%
488,643	Continental Airlines, Inc. 5.98%, 10/19/2023	517,844
281,315	Southwest Airlines Co. 6.15%, 02/01/2024	298,054
64,318	United Airlines Class B Pass Through Trust 4.60%, 09/01/2027	67,171

		883,069

	Auto Manufacturers - 0.6%
	Daimler Finance North America LLC
600,000	2.20%, 05/05/2020(1)	600,763
580,000	2.30%, 02/12/2021(1)	582,093
1,055,000	Fiat Chrysler Automobiles N.V. 4.50%, 04/15/2020	1,062,913
	Ford Motor Credit Co. LLC
1,675,000	3.10%, 05/04/2023	1,653,281
200,000	3.82%, 11/02/2027	190,329
	General Motors Financial Co., Inc.
1,375,000	3.70%, 05/09/2023	1,410,041
335,000	3.95%, 04/13/2024	346,743

		5,846,163

	Auto Parts & Equipment - 0.1%
675,000	Panther BF Aggregator L.P. / Panther Finance Co., Inc. 6.25%, 05/15/2026(1)	713,610

	Beverages - 0.5%
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
1,555,000	3.65%, 02/01/2026	1,665,140
105,000	4.70%, 02/01/2036	121,917
270,000	4.90%, 02/01/2046	323,882
	Anheuser-Busch InBev Worldwide, Inc.
540,000	3.50%, 01/12/2024	572,203
115,000	3.75%, 07/15/2042	117,867
105,000	4.38%, 04/15/2038	117,288
985,000	4.75%, 01/23/2029	1,144,773
250,000	Coca-Cola Femsa S.A.B. de C.V. 3.88%, 11/26/2023	264,887

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 26.2% - (continued)
	Beverages - 0.5% - (continued)
	Molson Coors Brewing Co.
$775,000	3.00%, 07/15/2026	$782,274
180,000	3.50%, 05/01/2022	185,351

		5,295,582

	Biotechnology - 0.2%
1,425,000	Amgen, Inc. 2.65%, 05/11/2022	1,448,298
320,000	Biogen, Inc. 2.90%, 09/15/2020	322,551
180,000	Celgene Corp. 3.55%, 08/15/2022	187,594
120,000	Gilead Sciences, Inc. 2.55%, 09/01/2020	120,659

		2,079,102

	Chemicals - 0.5%
1,090,000	CF Industries, Inc. 3.45%, 06/01/2023	1,106,350
1,120,000	CNAC HK Synbridge Co., Ltd. 5.00%, 05/05/2020	1,131,312
725,000	NOVA Chemicals Corp. 4.88%, 06/01/2024(1)	735,875
1,150,000	Nutrien Ltd. 4.20%, 04/01/2029	1,271,606
725,000	Olin Corp. 5.13%, 09/15/2027	745,916

		4,991,059

	Commercial Banks - 5.4%
	Banco Santander S.A.
400,000	3.13%, 02/23/2023	408,612
200,000	3.85%, 04/12/2023	209,030
	Bank of America Corp.
740,000	2.63%, 10/19/2020	744,954
1,381,000	3.42%, 12/20/2028, (3.42% fixed rate until 12/20/2027; 3 mo. USD LIBOR + 1.040% thereafter)(9)	1,445,511
450,000	3.59%, 07/21/2028, (3.59% fixed rate until 07/21/2027; 3 mo. USD LIBOR + 1.370% thereafter)(9)	477,358
635,000	4.00%, 04/01/2024	682,007
750,000	4.20%, 08/26/2024	807,477
	Bank of New York Mellon Corp.
440,000	2.15%, 02/24/2020	440,305
200,000	3.00%, 02/24/2025	209,566
1,080,000	Bank of Nova Scotia 2.70%, 08/03/2026	1,100,990
700,000	Banque Federative du Credit Mutuel S.A. 2.75%, 10/15/2020(1)	705,896
	Barclays plc
815,000	3.20%, 08/10/2021	826,634
720,000	3.93%, 05/07/2025, (3.93% fixed rate until 05/07/2024; 3 mo. USD LIBOR + 1.610% thereafter)(9)	751,152
695,000	BB&T Corp. 3.20%, 09/03/2021	710,190
405,000	BNP Paribas S.A. 3.38%, 01/09/2025(1)	420,269
	BPCE S.A.
800,000	3.50%, 10/23/2027(1)	831,981
725,000	5.15%, 07/21/2024(1)	797,062
1,200,000	5.70%, 10/22/2023(1)	1,327,984
	Capital One Financial Corp.
615,000	3.75%, 04/24/2024	649,895
165,000	4.20%, 10/29/2025	177,879
	Citigroup, Inc.
1,000,000	2.88%, 07/24/2023, (2.88% fixed rate until 07/24/2022; 3 mo. USD LIBOR + 0.950% thereafter)(9)	1,016,359
925,000	4.45%, 09/29/2027	1,017,668
59,000	8.13%, 07/15/2039	97,059
500,000	Citizens Bank NA 2.55%, 05/13/2021	504,038
	Credit Agricole S.A.
360,000	3.25%, 10/04/2024(1)	372,830
250,000	3.75%, 04/24/2023(1)	261,313
1,150,000	4.13%, 01/10/2027(1)	1,249,332
700,000	4.38%, 03/17/2025(1)	747,313

The accompanying notes are an integral part of these financial statements.

85

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 26.2% - (continued)
	Commercial Banks - 5.4% - (continued)
$335,000	Credit Suisse AG 3.63%, 09/09/2024	$356,002
	Credit Suisse Group AG
850,000	3.57%, 01/09/2023(1)	871,649
250,000	3.87%, 01/12/2029, (3.87% fixed rate until 01/12/2028; 3 mo. USD LIBOR + 1.410% thereafter)(1)(9)	267,132
	Credit Suisse Group Funding Guernsey Ltd.
950,000	3.80%, 09/15/2022	990,043
1,125,000	4.55%, 04/17/2026	1,243,080
	Danske Bank A/S
485,000	3.88%, 09/12/2023(1)	504,193
200,000	5.00%, 01/12/2022(1)	210,718
250,000	5.38%, 01/12/2024(1)	275,522
670,000	Deutsche Bank AG 4.25%, 10/14/2021	688,681
	Discover Bank
250,000	3.10%, 06/04/2020	251,410
1,200,000	3.45%, 07/27/2026	1,245,330
450,000	Fifth Third Bank 2.88%, 10/01/2021	457,716
	Goldman Sachs Group, Inc.
2,330,000	3.27%, 09/29/2025, (3.27% fixed rate until 09/29/2024; 3 mo. USD LIBOR + 1.201% thereafter)(9)	2,409,065
1,325,000	4.25%, 10/21/2025	1,427,225
415,000	6.25%, 02/01/2041	581,410
	HSBC Holdings plc
290,000	3.40%, 03/08/2021	295,014
1,755,000	3.60%, 05/25/2023	1,833,102
200,000	4.04%, 03/13/2028, (4.04% fixed rate until 03/13/2027; 3 mo. USD LIBOR + 1.546% thereafter)(9)	214,340
225,000	4.58%, 06/19/2029, (4.58% fixed rate until 06/19/2028; 3 mo. USD LIBOR + 1.535% thereafter)(9)	251,710
	ING Groep N.V.
720,000	3.95%, 03/29/2027	774,881
1,100,000	4.63%, 01/06/2026(1)	1,224,355
	JP Morgan Chase & Co.
650,000	3.25%, 09/23/2022	672,556
180,000	3.38%, 05/01/2023	187,498
1,105,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD LIBOR + 1.160% thereafter)(9)	1,188,680
550,000	4.45%, 12/05/2029, (4.45% fixed rate until 12/05/2028; 3 mo. USD LIBOR + 1.330% thereafter)(9)	623,257
230,000	5.40%, 01/06/2042	302,933
100,000	Macquarie Bank Ltd. 2.40%, 01/21/2020(1)	100,083
920,000	Macquarie Group Ltd. 4.15%, 03/27/2024, (4.15% fixed rate until 03/27/2023; 3 mo. USD LIBOR + 1.330% thereafter)(1)(9)	970,874
	Morgan Stanley
320,000	3.13%, 07/27/2026	332,316
750,000	3.63%, 01/20/2027	799,783
875,000	3.70%, 10/23/2024	930,925
575,000	4.10%, 05/22/2023	608,871
550,000	5.75%, 01/25/2021	574,816
1,795,000	NBK SPC Ltd. 2.75%, 05/30/2022(1)	1,807,737
625,000	PNC Bank NA 3.10%, 10/25/2027	658,408
	Santander Holdings USA, Inc.
205,000	3.40%, 01/18/2023	210,742
1,095,000	3.70%, 03/28/2022	1,125,657
1,125,000	4.50%, 07/17/2025	1,212,298
575,000	Skandinaviska Enskilda Banken AB 2.45%, 05/27/2020(1)	576,382
410,000	Synchrony Bank 3.65%, 05/24/2021	418,208

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 26.2% - (continued)
	Commercial Banks - 5.4% - (continued)
$165,000	U.S. Bancorp 3.70%, 01/30/2024	$175,677
540,000	UBS AG 2.20%, 06/08/2020(1)	540,634
315,000	UBS Group AG 3.13%, 08/13/2030, (3.13% fixed rate until 08/13/2029; 3 mo. USD LIBOR + 1.468% thereafter)(1)(9)	324,231
	UBS Group Funding Switzerland AG
785,000	2.95%, 09/24/2020(1)	792,037
550,000	3.00%, 04/15/2021(1)	558,125
1,150,000	4.13%, 09/24/2025(1)	1,253,136
1,794,000	Wells Fargo & Co. 4.48%, 01/16/2024	1,934,841

		54,243,947

	Commercial Services - 0.4%
260,000	Ashtead Capital, Inc. 4.25%, 11/01/2029(1)(10)	262,600
	CommonSpirit Health
597,000	2.95%, 11/01/2022	608,742
70,000	4.35%, 11/01/2042	73,839
	ERAC USA Finance LLC
510,000	4.50%, 08/16/2021(1)	532,041
550,000	5.63%, 03/15/2042(1)	689,979
1,200,000	IHS Markit Ltd. 3.63%, 05/01/2024	1,254,588
	United Rentals North America, Inc.
420,000	3.88%, 11/15/2027(10)	424,305
230,000	5.50%, 07/15/2025	238,901

		4,084,995

	Construction Materials - 0.1%
290,000	Norbord, Inc. 5.75%, 07/15/2027(1)	300,150
675,000	Standard Industries, Inc. 6.00%, 10/15/2025(1)	708,750

		1,008,900

	Diversified Financial Services - 0.3%
700,000	Capital One Bank USA NA 3.38%, 02/15/2023	721,212
675,000	Navient Corp. 5.50%, 01/25/2023	701,156
415,000	Societe Generale S.A. 3.25%, 01/12/2022(1)(2)	423,521
1,150,000	Synchrony Financial 4.50%, 07/23/2025	1,241,228

		3,087,117

	Electric - 2.2%
910,000	American Electric Power Co., Inc. 3.20%, 11/13/2027	957,859
575,000	Cleco Corporate Holdings LLC 3.38%, 09/15/2029(1)	574,120
1,230,000	Cleveland Electric Illuminating Co. 3.50%, 04/01/2028(1)	1,293,326
720,000	CMS Energy Corp. 3.00%, 05/15/2026	740,829
	Dominion Energy South Carolina, Inc.
105,000	4.60%, 06/15/2043	127,161
370,000	6.05%, 01/15/2038	505,657
156,000	6.63%, 02/01/2032	212,775
	Dominion Energy, Inc.
950,000	2.45%, 01/15/2023(1)	956,788
135,000	2.72%, 08/15/2021(11)	136,268
675,000	3.90%, 10/01/2025	725,871
510,000	4.10%, 04/01/2021(11)	523,518
275,000	Duke Energy Carolinas LLC 6.10%, 06/01/2037	376,765
	Duke Energy Corp.
835,000	2.65%, 09/01/2026	843,011
550,000	3.05%, 08/15/2022	564,697
120,000	3.40%, 06/15/2029	127,030

The accompanying notes are an integral part of these financial statements.

86

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 26.2% - (continued)
	Electric - 2.2% - (continued)
	Electricite de France S.A.
$85,000	4.88%, 01/22/2044(1)	$98,056
525,000	5.63%, 01/22/2024, (5.63% fixed rate until 01/22/2024; 10 year USD Swap + 3.041% thereafter)(1)(9)(12)	550,594
110,000	Emera U.S. Finance L.P. 2.70%, 06/15/2021	110,970
530,000	Evergy, Inc. 2.90%, 09/15/2029	532,933
360,000	Eversource Energy 2.90%, 10/01/2024	369,950
700,000	Exelon Corp. 3.40%, 04/15/2026	736,367
1,205,000	Fortis, Inc. 3.06%, 10/04/2026	1,241,330
	Georgia Power Co.
399,000	4.30%, 03/15/2042	438,274
140,000	4.75%, 09/01/2040	162,057
425,000	Indianapolis Power and Light Co. 6.60%, 06/01/2037(1)	580,631
205,000	Infraestructura Energetica Nova S.A.B. de C.V. 4.88%, 01/14/2048(1)	195,263
680,000	MidAmerican Energy Co. 3.50%, 10/15/2024	725,326
	NextEra Energy Capital Holdings, Inc.
295,000	2.75%, 11/01/2029	296,732
800,000	3.25%, 04/01/2026	840,182
150,000	3.50%, 04/01/2029	159,683
490,000	Niagara Mohawk Power Corp. 4.28%, 12/15/2028(1)	555,076
550,000	Oglethorpe Power Corp. 5.25%, 09/01/2050	690,684
	Oncor Electric Delivery Co. LLC
115,000	2.95%, 04/01/2025	119,569
340,000	4.10%, 06/01/2022	356,857
	SCANA Corp.
278,000	4.13%, 02/01/2022	286,938
477,000	4.75%, 05/15/2021	489,314
488,000	6.25%, 04/01/2020	494,414
750,000	Southern California Edison Co. 5.55%, 01/15/2037	901,245
	Southern Co.
575,000	2.75%, 06/15/2020	577,262
605,000	2.95%, 07/01/2023	619,784
10,000	4.40%, 07/01/2046	11,276
700,000	Xcel Energy, Inc. 3.30%, 06/01/2025	734,034

		21,540,476

	Electrical Components & Equipment - 0.1%
1,025,000	WESCO Distribution, Inc. 5.38%, 06/15/2024	1,058,312

	Engineering & Construction - 0.1%
	SBA Tower Trust
355,000	2.88%, 07/15/2046(1)	356,609
300,000	3.45%, 03/15/2048(1)	309,441

		666,050

	Environmental Control - 0.1%
	Clean Harbors, Inc.
396,000	4.88%, 07/15/2027(1)	412,806
184,000	5.13%, 07/15/2029(1)	195,960

		608,766

	Food - 0.4%
	Conagra Brands, Inc.
1,325,000	4.60%, 11/01/2025	1,470,275
245,000	5.30%, 11/01/2038	287,360
325,000	Danone S.A. 2.95%, 11/02/2026(1)	335,149
420,000	Kraft Heinz Foods Co. 4.38%, 06/01/2046	410,355
	Kroger Co.
125,000	3.30%, 01/15/2021	126,889
780,000	4.00%, 02/01/2024	833,856

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 26.2% - (continued)
	Food - 0.4% - (continued)
$510,000	Sigma Alimentos S.A. de C.V. 4.13%, 05/02/2026(1)	$531,680
300,000	Tyson Foods, Inc. 5.10%, 09/28/2048	368,149

		4,363,713

	Forest Products & Paper - 0.1%
750,000	International Paper Co. 3.65%, 06/15/2024	791,308

	Gas - 0.2%
	Boston Gas Co.
165,000	3.00%, 08/01/2029(1)	171,322
125,000	3.15%, 08/01/2027(1)	130,468
359,000	CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	367,390
560,000	KeySpan Gas East Corp. 2.74%, 08/15/2026(1)	568,413
	Sempra Energy
1,075,000	3.25%, 06/15/2027	1,096,818
175,000	3.40%, 02/01/2028	179,096

		2,513,507

	Healthcare-Products - 0.2%
925,000	Alcon Finance Corp. 3.00%, 09/23/2029(1)	944,016
60,000	Boston Scientific Corp. 4.00%, 03/01/2029	66,802
700,000	DH Europe Finance S.a.r.l. 2.60%, 11/15/2029(10)	707,219
160,000	Medtronic, Inc. 3.15%, 03/15/2022	165,055

		1,883,092

	Healthcare-Services - 0.7%
495,000	Aetna, Inc. 2.80%, 06/15/2023	502,637
	Anthem, Inc.
631,000	3.30%, 01/15/2023	655,030
130,000	4.10%, 03/01/2028	141,361
125,000	4.38%, 12/01/2047	134,010
225,000	4.65%, 08/15/2044	247,837
	CommonSpirit Health
195,000	2.76%, 10/01/2024	197,937
105,000	4.19%, 10/01/2049	107,567
305,000	4.20%, 08/01/2023	321,387
	Dignity Health
35,000	2.64%, 11/01/2019	35,000
214,000	3.81%, 11/01/2024	227,565
552,000	4.50%, 11/01/2042	592,916
	HCA, Inc.
1,100,000	5.25%, 06/15/2026	1,230,932
375,000	5.25%, 06/15/2049	414,986
715,000	Humana, Inc. 2.90%, 12/15/2022	728,496
	Mercy Health
565,000	3.56%, 08/01/2027	593,753
545,000	4.30%, 07/01/2028	613,306
	UnitedHealth Group, Inc.
220,000	3.35%, 07/15/2022	228,389
340,000	3.75%, 07/15/2025	368,664
5,000	3.85%, 06/15/2028	5,511

		7,347,284

	Home Builders - 0.1%
700,000	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc. 5.63%, 03/01/2024(1)	755,125

	Household Products - 0.0%
420,120	Procter & Gamble - Esop 9.36%, 01/01/2021	433,826

	Insurance - 1.0%
560,000	American International Group, Inc. 4.25%, 03/15/2029	621,734

The accompanying notes are an integral part of these financial statements.

87

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 26.2% - (continued)
	Insurance - 1.0% - (continued)
$1,150,000	Aon plc 3.88%, 12/15/2025	$1,243,964
1,175,000	AXA Equitable Holdings, Inc. 4.35%, 04/20/2028	1,266,879
415,000	Berkshire Hathaway, Inc. 2.75%, 03/15/2023	427,469
	Chubb INA Holdings, Inc.
120,000	2.30%, 11/03/2020	120,372
185,000	3.35%, 05/15/2024	195,407
115,000	Five Corners Funding Trust 4.42%, 11/15/2023(1)	124,997
515,000	Jackson National Life Global Funding 3.25%, 01/30/2024(1)	536,025
	Liberty Mutual Group, Inc.
23,000	4.25%, 06/15/2023(1)	24,411
77,000	4.57%, 02/01/2029(1)	87,013
305,000	Marsh & McLennan Cos., Inc. 4.38%, 03/15/2029	348,002
	MetLife, Inc.
485,000	3.60%, 04/10/2024	515,509
160,000	4.88%, 11/13/2043	199,398
60,000	Northwestern Mutual Life Insurance Co. 3.63%, 09/30/2059(1)	62,130
	Prudential Financial, Inc.
200,000	3.50%, 05/15/2024	212,668
300,000	4.50%, 11/15/2020	307,664
100,000	Teachers Insurance & Annuity Association of America 4.90%, 09/15/2044(1)	125,693
645,000	Trinity Acquisition plc 4.40%, 03/15/2026	698,751
1,175,000	Willis North America, Inc. 3.60%, 05/15/2024	1,229,733
1,150,000	XLIT Ltd. 4.45%, 03/31/2025	1,255,028

		9,602,847

	Internet - 0.3%
	Alibaba Group Holding Ltd.
370,000	3.40%, 12/06/2027	384,305
480,000	3.60%, 11/28/2024	504,185
	Amazon.com, Inc.
285,000	2.50%, 11/29/2022	290,710
530,000	4.80%, 12/05/2034	661,662
745,000	Tencent Holdings Ltd. 3.60%, 01/19/2028(1)	776,264

		2,617,126

	Iron/Steel - 0.1%
700,000	Steel Dynamics, Inc. 5.50%, 10/01/2024	721,196

	IT Services - 0.3%
	Apple, Inc.
25,000	2.45%, 08/04/2026	25,530
225,000	3.00%, 02/09/2024	235,219
170,000	3.25%, 02/23/2026	181,239
270,000	3.45%, 05/06/2024	288,049
35,000	4.45%, 05/06/2044	42,674
1,125,000	Hewlett Packard Enterprise Co. 4.90%, 10/15/2025	1,259,351
750,000	International Business Machines Corp. 3.30%, 05/15/2026	793,491

		2,825,553

	Leisure Time - 0.1%
725,000	VOC Escrow Ltd. 5.00%, 02/15/2028(1)	754,000

	Lodging - 0.2%
825,000	Hilton Domestic Operating Co., Inc. 5.13%, 05/01/2026	866,250
1,035,000	Wyndham Hotels & Resorts, Inc. 5.38%, 04/15/2026(1)	1,091,925

		1,958,175

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 26.2% - (continued)
	Machinery-Construction & Mining - 0.1%
$400,000	Caterpillar Financial Services Corp. 3.30%, 06/09/2024	$420,553
170,000	Caterpillar, Inc. 3.40%, 05/15/2024	179,465

		600,018

	Media - 1.4%
	CBS Corp.
710,000	3.70%, 06/01/2028	743,366
1,150,000	4.00%, 01/15/2026	1,234,747
	Charter Communications Operating LLC / Charter Communications Operating Capital
280,000	4.80%, 03/01/2050	286,622
1,125,000	4.91%, 07/23/2025	1,239,503
310,000	5.38%, 05/01/2047	340,571
65,000	6.48%, 10/23/2045	79,932
	Comcast Corp.
450,000	3.13%, 07/15/2022	466,684
495,000	3.95%, 10/15/2025	542,623
158,000	4.05%, 11/01/2052	175,816
575,000	4.40%, 08/15/2035	666,448
255,000	4.60%, 10/15/2038	302,996
34,000	6.40%, 05/15/2038	48,013
	Cox Communications, Inc.
1,225,000	3.35%, 09/15/2026(1)	1,280,607
35,000	4.60%, 08/15/2047(1)	38,222
920,000	4.80%, 02/01/2035(1)	1,004,145
1,125,000	Discovery Communications LLC 4.90%, 03/11/2026	1,259,435
155,000	Fox Corp. 4.03%, 01/25/2024(1)	165,645
205,000	Sirius XM Radio, Inc. 4.63%, 07/15/2024(1)	214,225
920,000	Sky Ltd. 3.75%, 09/16/2024(1)	990,924
	Time Warner Cable LLC
80,000	6.55%, 05/01/2037	97,053
60,000	7.30%, 07/01/2038	76,489
30,000	Time Warner Entertainment Co., L.P. 8.38%, 03/15/2023	35,726
625,000	Univision Communications, Inc. 5.13%, 02/15/2025(1)	610,156
	Viacom, Inc.
145,000	3.88%, 12/15/2021	150,072
875,000	4.25%, 09/01/2023	930,410
350,000	5.85%, 09/01/2043	428,495
	Walt Disney Co.
180,000	4.00%, 10/01/2023(1)	192,051
220,000	4.50%, 02/15/2021(1)	227,590
300,000	4.75%, 09/15/2044(1)	383,618

		14,212,184

	Mining - 0.1%
725,000	Glencore Finance Canada Ltd. 4.25%, 10/25/2022(1)	758,314

	Miscellaneous Manufacturing - 0.1%
850,000	Siemens Financieringsmaatschappij N.V. 3.13%, 03/16/2024(1)	884,045

	Oil & Gas - 2.4%
450,000	BG Energy Capital plc 4.00%, 10/15/2021(1)	466,341
130,000	BP Capital Markets America, Inc. 3.25%, 05/06/2022	134,258
570,000	BP Capital Markets plc 3.81%, 02/10/2024	609,236
1,629,000	Cimarex Energy Co. 4.38%, 06/01/2024	1,706,695
40,000	ConocoPhillips Co. 4.95%, 03/15/2026	46,020
1,175,000	Continental Resources, Inc. 3.80%, 06/01/2024	1,201,696
4,900,000	Ecopetrol S.A. 4.13%, 01/16/2025	5,142,550
30,000	Equinor ASA 2.65%, 01/15/2024	30,846

The accompanying notes are an integral part of these financial statements.

88

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 26.2% - (continued)
	Oil & Gas - 2.4% - (continued)
	Equinor ASA
$70,000	2.25%, 11/08/2019	$69,999
30,000	2.45%, 01/17/2023	30,530
355,000	2.90%, 11/08/2020	358,379
35,000	3.25%, 11/10/2024	36,951
5,000	3.70%, 03/01/2024	5,356
	Hess Corp.
1,200,000	4.30%, 04/01/2027	1,261,027
700,000	7.30%, 08/15/2031	881,987
	Occidental Petroleum Corp.
395,000	4.85%, 03/15/2021	408,264
148,000	7.50%, 05/01/2031	193,712
	Petroleos Mexicanos
3,000,000	5.50%, 06/27/2044	2,688,750
5,000,000	7.69%, 01/23/2050(1)	5,433,200
755,000	Pioneer Natural Resources Co. 7.50%, 01/15/2020	762,660
775,000	QEP Resources, Inc. 5.63%, 03/01/2026(2)	693,625
630,000	Saudi Arabian Oil Co. 3.50%, 04/16/2029(1)	654,405
	Total Capital International S.A.
725,000	2.43%, 01/10/2025	735,101
325,000	2.70%, 01/25/2023	333,170

		23,884,758

	Oil & Gas Services - 0.0%
252,000	Schlumberger Holdings Corp. 3.90%, 05/17/2028(1)	266,258

	Packaging & Containers - 0.2%
465,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.13%, 08/15/2026(1)	470,092
1,125,000	WRKCo, Inc. 4.65%, 03/15/2026	1,243,266

		1,713,358

	Pharmaceuticals - 0.8%
	Allergan Funding SCS
450,000	3.45%, 03/15/2022	461,094
525,000	3.80%, 03/15/2025	552,261
275,000	4.85%, 06/15/2044	296,176
	Allergan Sales LLC
121,000	4.88%, 02/15/2021(1)	124,293
225,000	5.00%, 12/15/2021(1)	236,208
	Bayer U.S. Finance LLC
805,000	3.38%, 10/08/2024(1)	826,789
715,000	4.25%, 12/15/2025(1)	768,994
	Cardinal Health, Inc.
195,000	2.40%, 11/15/2019	195,009
105,000	4.50%, 11/15/2044	103,037
415,000	Cigna Corp. 4.38%, 10/15/2028	455,780
	CVS Health Corp.
450,000	3.88%, 07/20/2025	478,371
1,035,000	4.10%, 03/25/2025	1,111,898
165,000	5.13%, 07/20/2045	190,189
705,000	EMD Finance LLC 2.95%, 03/19/2022(1)	716,006
	Merck & Co., Inc.
430,000	2.75%, 02/10/2025	446,430
315,000	2.80%, 05/18/2023	325,959
125,000	4.15%, 05/18/2043	150,125
225,000	Teva Pharmaceutical Finance Co. B.V. 3.65%, 11/10/2021	216,023
880,000	Teva Pharmaceutical Finance Netherlands B.V. 2.80%, 07/21/2023	761,200

		8,415,842

	Pipelines - 1.6%
400,000	Columbia Pipeline Group, Inc. 4.50%, 06/01/2025	436,259

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 26.2% - (continued)
	Pipelines - 1.6% - (continued)
$1,200,000	Enable Midstream Partners L.P. 4.40%, 03/15/2027	$1,189,013
	Energy Transfer Operating L.P.
1,125,000	4.75%, 01/15/2026	1,220,020
214,000	7.60%, 02/01/2024	248,784
340,000	Energy Transfer Partners L.P. 4.50%, 11/01/2023	363,007
1,010,000	EQM Midstream Partners L.P. 4.75%, 07/15/2023	999,420
	Kinder Morgan Energy Partners L.P.
419,000	4.25%, 09/01/2024	449,151
275,000	4.30%, 05/01/2024	293,810
	MPLX L.P.
255,000	4.00%, 03/15/2028	265,088
670,000	4.13%, 03/01/2027	703,157
1,100,000	4.88%, 06/01/2025	1,208,095
1,175,000	ONEOK, Inc. 4.00%, 07/13/2027	1,239,604
	Phillips 66 Partners L.P.
977,000	3.61%, 02/15/2025	1,022,244
750,000	3.75%, 03/01/2028	787,604
1,075,000	Sabine Pass Liquefaction LLC 5.63%, 03/01/2025	1,206,266
	Sunoco Logistics Partners Operations L.P.
575,000	3.90%, 07/15/2026	597,093
130,000	4.40%, 04/01/2021	133,609
550,000	5.35%, 05/15/2045	589,123
675,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 5.88%, 04/15/2026	704,599
1,100,000	TransCanada PipeLines Ltd. 4.88%, 01/15/2026	1,231,041
780,000	Western Midstream Operating L.P. 4.00%, 07/01/2022	792,218

		15,679,205

	Real Estate - 0.1%
830,000	WEA Finance LLC 4.13%, 09/20/2028(1)	903,059

	Real Estate Investment Trusts - 0.8%
	American Tower Corp.
450,000	3.45%, 09/15/2021	461,000
1,000,000	3.80%, 08/15/2029	1,069,033
150,000	4.40%, 02/15/2026	164,393
85,000	5.00%, 02/15/2024	94,038
150,000	AvalonBay Communities, Inc. 3.63%, 10/01/2020	151,641
785,000	Brandywine Operating Partnership L.P. 3.95%, 11/15/2027	827,220
440,000	Brixmor Operating Partnership L.P. 4.13%, 05/15/2029	475,433
	Crown Castle International Corp.
265,000	3.65%, 09/01/2027	281,524
215,000	3.80%, 02/15/2028	231,438
1,025,000	Equinix, Inc. 5.38%, 01/01/2022	1,045,193
670,000	HCP, Inc. 4.00%, 06/01/2025	726,171
665,000	SBA Tower Trust 2.84%, 01/15/2025(1)	671,611
345,000	Scentre Group Trust 2.38%, 11/05/2019(1)	345,000
340,000	Simon Property Group L.P. 2.45%, 09/13/2029	335,981
134,000	SITE Centers Corp. 4.63%, 07/15/2022(2)	140,141
1,150,000	VEREIT Operating Partnership L.P. 4.63%, 11/01/2025	1,262,720

		8,282,537

	Retail - 0.4%
1,075,000	AutoZone, Inc. 3.13%, 04/21/2026	1,115,029

The accompanying notes are an integral part of these financial statements.

89

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 26.2% - (continued)
	Retail - 0.4% - (continued)
	CVS Health Corp.
$695,000	4.00%, 12/05/2023	$736,876
160,000	4.88%, 07/20/2035	181,896
1,050,000	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.00%, 06/01/2024(1)	1,089,375
800,000	L Brands, Inc. 5.25%, 02/01/2028	742,000
425,000	Lowe’s Cos., Inc. 4.55%, 04/05/2049	487,702

		4,352,878

	Savings & Loans - 0.0%
245,000	Nationwide Building Society 3.62%, 04/26/2023, (3.62% fixed rate until 04/26/2022; 3 mo. USD LIBOR + 1.181% thereafter)(1)(9)	251,841

	Semiconductors - 0.3%
	Broadcom Corp. / Broadcom Cayman Finance Ltd.
45,000	3.50%, 01/15/2028	44,006
870,000	3.63%, 01/15/2024	895,669
535,000	3.88%, 01/15/2027	540,241
50,000	Broadcom, Inc. 4.25%, 04/15/2026(1)	52,197
345,000	Microchip Technology, Inc. 3.92%, 06/01/2021	353,113
1,150,000	Micron Technology, Inc. 4.98%, 02/06/2026	1,249,846

		3,135,072

	Software - 0.4%
800,000	Fiserv, Inc. 3.20%, 07/01/2026	835,856
	Microsoft Corp.
475,000	2.40%, 08/08/2026	487,197
610,000	2.88%, 02/06/2024	635,971
365,000	3.70%, 08/08/2046	415,354
915,000	Oracle Corp. 3.25%, 11/15/2027	972,958
825,000	Western Digital Corp. 4.75%, 02/15/2026	843,067

		4,190,403

	Telecommunications - 1.2%
775,000	America Movil S.A.B. de C.V. 3.13%, 07/16/2022	794,459
	AT&T, Inc.
1,175,000	3.40%, 05/15/2025	1,231,168
950,000	3.60%, 07/15/2025	1,001,418
65,000	3.95%, 01/15/2025	69,643
500,000	4.13%, 02/17/2026	543,769
460,000	4.45%, 04/01/2024	498,577
136,000	4.85%, 03/01/2039	154,154
85,000	4.90%, 08/15/2037	96,950
470,000	Deutsche Telekom International Finance B.V. 4.38%, 06/21/2028(1)	524,385
675,000	Frontier Communications Corp. 8.00%, 04/01/2027(1)	708,750
165,000	GTP Acquisition Partners LLC 2.35%, 06/15/2045(1)	165,058
	Orange S.A.
650,000	4.13%, 09/14/2021	676,435
200,000	9.00%, 03/01/2031	312,157
835,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.74%, 09/20/2029(1)	890,327
620,000	Telefonica Emisiones S.A. 5.21%, 03/08/2047	721,027
	Verizon Communications, Inc.
1,225,000	2.63%, 08/15/2026	1,249,918
450,000	2.95%, 03/15/2022	461,452
1,266,000	4.52%, 09/15/2048	1,506,055

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 26.2% - (continued)
	Telecommunications - 1.2% - (continued)
$92,000	4.67%, 03/15/2055	$113,020
130,000	4.75%, 11/01/2041	156,489
93,000	4.81%, 03/15/2039	113,093

		11,988,304

	Toys/Games/Hobbies - 0.1%
581,000	Mattel, Inc. 6.75%, 12/31/2025(1)	606,419

	Transportation - 0.3%
	FedEx Corp.
75,000	4.10%, 02/01/2045	74,207
80,000	4.55%, 04/01/2046	83,847
94,000	4.75%, 11/15/2045	101,353
88,000	4.95%, 10/17/2048	98,247
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
90,000	2.70%, 11/01/2024(1)	90,903
405,000	3.20%, 07/15/2020(1)	407,554
400,000	3.38%, 02/01/2022(1)	408,945
1,330,000	3.95%, 03/10/2025(1)	1,417,455

		2,682,511

	Trucking & Leasing - 0.4%
1,250,000	Aviation Capital Group LLC 3.50%, 11/01/2027(1)	1,255,078
1,200,000	Avolon Holdings Funding Ltd. 4.38%, 05/01/2026(1)	1,269,528
1,125,000	GATX Corp. 4.70%, 04/01/2029	1,266,475

		3,791,081

	Water - 0.0%
240,000	American Water Capital Corp. 2.95%, 09/01/2027	246,879

	Total Corporate Bonds (cost $248,462,095)	$260,432,708

EQUITY LINKED SECURITIES - 13.8%
	Banks - 13.8%
18,646	Adobe Systems, Inc., (Societe Generale S.A.)(1)(3)	5,049,219
19,902	Aligen Technology Inc., (Merrill Lynch International & Co. C.V.)(1)(3)	4,968,377
2,824	Amazon.com Inc., (Societe Generale S.A.)(1)(3)	4,903,876
24,876	Apple Inc., (HSBC Bank plc) Series DMVE(1)(3)	5,494,860
165,629	Bank of America Corp. (Canadian Imperial Bank of Commerce)(1)(3)	5,113,630
119,859	Boston Scientific Corp., (HSBC Bank plc) Series DMVD(1)(3)	4,993,326
55,737	Capital One Financial Corp. (BNP Paribas Issuance B.V.)(1)(3)	5,113,312
38,166	Caterpillar, Inc. (HSBC Bank plc) Series E115(1)(3)	5,216,147
71,774	Citigroup, Inc. (Societe Generale S.A.)(1)(3)	5,106,002
87,146	ConocoPhillips (BNP Paribas Issuance B.V.)(1)(3)	4,893,248
24,126	Constellation Brands, Inc. (Bank of America Corp.)(1)(3)	4,652,699
33,985	Cummins Inc., (Societe Generale S.A.) Series 0002, MTN(1)(3)	5,396,818
83,274	Etsy, Inc. (Merrill Lynch International & Co. C.V.)(1)(3)	3,753,159
36,670	Expedia Group, Inc. (Societe Generale S.A.)(1)(3)	5,064,861
40,949	HCA Healthcare, Inc. (BNP Paribas Issuance B.V.)(1)(3)	5,221,407

The accompanying notes are an integral part of these financial statements.

90

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†

EQUITY LINKED SECURITIES - 13.8% - (continued)
		Banks - 13.8% - (continued)
	$18,441	Mastercard, Inc. (Canadian Imperial Bank of Commerce)(1)(3)	$5,081,786
	36,452	Microsoft Corp., (Canadian Imperial Bank of Commerce) MTN(1)(3)	5,217,448
	146,226	NRG Energy Inc., (HSBC Bank plc) Series DMVC(1)(3)	5,400,126
	93,204	Oracle Corp. (BNP Paribas Issuance B.V.) MTN(1)(3)	5,065,638
	47,363	PayPal Holdings, Inc. (HSBC Bank plc) Series E114(1)(3)	4,952,749
	35,503	PNC Financial Services Group (Societe Generale S.A.)(1)(3)	5,147,225
	49,477	Post Holdings, Inc. (Merrill Lynch International & Co. C.V.)(1)(3)	5,024,389
	61,758	QUALCOMM, Inc. (Merrill Lynch International & Co. C.V.)(1)(3)	4,961,033
	44,002	Royal Caribbean Cruises Ltd. (Societe Generale S.A.) MTN(1)(3)	4,843,300
	60,786	Target Corp., (HSBC Bank plc) Series DMVB(1)(3)	5,635,470
	21,357	UnitedHealth Group, Inc. (Canadian Imperial Bank of Commerce) FRN, MTN(1)(3)	5,184,262
	64,353	Valero Energy Corp., (HSBC Bank plc) Series DMVF(1)(3)	5,450,056

			136,904,423

		Total Equity Linked Securities (cost $135,948,356)	$136,904,423

FOREIGN GOVERNMENT OBLIGATIONS - 5.4%
		Dominican Republic - 0.5%
	4,700,000	Dominican Republic International Bond 5.95%, 01/25/2027(15)	$5,164,172

		Hungary - 0.5%
	4,600,000	Hungary Government International Bond 5.38%, 02/21/2023	5,034,516

		Indonesia - 1.1%
	4,900,000	Indonesia Government International Bond 3.85%, 07/18/2027(15)	5,195,097
IDR	68,000,000,000	Indonesia Treasury Bond 8.13%, 05/15/2024	5,167,700

			10,362,797

		Japan - 0.1%
		Japan Bank for International Cooperation
	$510,000	2.13%, 06/01/2020	510,546
	776,000	2.13%, 07/21/2020	777,086

			1,287,632

		Qatar - 0.3%
		Qatar Government International Bond
	2,320,000	2.38%, 06/02/2021(1)	2,325,800
	250,000	3.38%, 03/14/2024(1)	261,250
	315,000	3.88%, 04/23/2023(1)	332,257
	315,000	4.00%, 03/14/2029(1)	349,259

			3,268,566

		Romania - 0.3%
RON	9,500,000	Romania Government Bond 5.80%, 07/26/2027	2,474,270

		Saudi Arabia - 0.1%
		Saudi Government International Bond
	$265,000	2.38%, 10/26/2021(1)	265,463
	460,000	2.88%, 03/04/2023(1)	469,513

			734,976

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 5.4% - (continued)
		Senegal - 0.5%
	$4,700,000	Senegal Government International Bond 6.25%, 07/30/2024(15)	$5,133,340

		South Africa - 0.5%
	4,900,000	Republic of South Africa Government International Bond 4.67%, 01/17/2024	5,110,014

		Sri Lanka - 0.5%
	5,000,000	Sri Lanka Government International Bond 6.25%, 10/04/2020(15)	5,075,000

		Tunisia - 0.5%
EUR	4,450,000	Banque Centrale de Tunisie International Bond 5.63%, 02/17/2024(15)	4,849,826

		Turkey - 0.5%
	4,600,000	Turkey Government International Bond 4.63%, 03/31/2025	5,284,290

		Total Foreign Government Obligations (cost $52,114,300)	$53,779,399

MUNICIPAL BONDS - 0.9%
		General - 0.4%
		Chicago, IL, Transit Auth
	$365,000	6.30%, 12/01/2021	$380,308
	455,000	6.90%, 12/01/2040	628,696
	140,000	City of Sacramento, CA 6.42%, 08/01/2023	160,539
	250,000	Kansas, Dev Finance Auth 5.37%, 05/01/2026	279,968
	165,000	Metropolitan Transportation Auth, NY, Rev 6.67%, 11/15/2039	237,453
	775,000	New York State Urban Dev Corp. Rev 2.10%, 03/15/2022	777,333
	575,000	Philadelphia Auth for Industrial Dev 6.55%, 10/15/2028	730,957
	585,000	Sales Tax Securitization Corp., IL 4.79%, 01/01/2048	698,127

			3,893,381

		General Obligation - 0.2%
		California State, GO Taxable
	245,000	7.35%, 11/01/2039	382,168
	130,000	7.55%, 04/01/2039	213,220
	130,000	Chicago, IL, Metropolitan Water Reclamation Dist, GO 5.72%, 12/01/2038	174,080
	935,000	State of Illinois, GO 5.10%, 06/01/2033(2)	1,010,913

			1,780,381

		Power - 0.0%
	100,000	New York, Utility Debt Securitization Auth 3.44%, 12/15/2025	104,258

		Transportation - 0.1%
	210,000	Bay Area Toll Auth, CA 2.57%, 04/01/2031	208,664
	350,000	Illinois State Toll Highway Auth 6.18%, 01/01/2034	476,549
		New York and New Jersey Port Auth, Taxable Rev
	40,000	5.86%, 12/01/2024	47,517
	115,000	6.04%, 12/01/2029	151,076

			883,806

		Utility - Electric - 0.2%
	375,000	Illinois Municipal Electric Agency 6.83%, 02/01/2035	494,734
		Municipal Electric Auth, GA
	825,000	6.64%, 04/01/2057	1,156,040
	114,000	6.66%, 04/01/2057	165,335

			1,816,109

		Total Municipal Bonds (cost $7,512,535)	$8,477,935

The accompanying notes are an integral part of these financial statements.

91

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 5.7%(13)
	Advertising - 0.1%
$695,000	Clear Channel Outdoor Holdings, Inc. 5.29%, 08/21/2026, 1 mo. USD LIBOR + 3.500%	$696,119

	Aerospace/Defense - 0.1%
441,105	Circor International, Inc. 5.42%, 12/11/2024, 1 mo. USD LIBOR + 3.500%	436,804
895,455	TransDigm, Inc. 4.29%, 06/09/2023, 1 mo. USD LIBOR + 2.500%	890,861

		1,327,665

	Airlines - 0.0%
375,000	WestJet Airlines Ltd. 0.00%, 08/07/2026, 1 mo. USD LIBOR + 3.000%(14)	376,564

	Auto Manufacturers - 0.1%
498,731	Navistar International Corp. 5.42%, 11/06/2024, 1 mo. USD LIBOR + 3.500%	492,811

	Auto Parts & Equipment - 0.1%
472,062	Altra Industrial Motion Corp. 3.79%, 10/01/2025, 1 mo. USD LIBOR + 2.000%	469,702
172,375	IAA, Inc. 4.06%, 06/28/2026, 1 mo. USD LIBOR + 2.250%	172,878
500,000	Panther BF Aggregator L.P. 5.30%, 04/30/2026, 1 mo. USD LIBOR + 3.500%	492,710

		1,135,290

	Biotechnology - 0.0%
397,449	Sotera Health Holdings LLC 4.93%, 05/15/2022, 1 mo. USD LIBOR + 3.000%	389,997

	Chemicals - 0.1%
497,475	Axalta Coating Systems U.S. Holdings, Inc. 3.85%, 06/01/2024, 3 mo. USD LIBOR + 1.750%	496,589
239,400	Hexion, Inc. 5.60%, 07/01/2026, 1 mo. USD LIBOR + 3.500%	238,203
484,827	Starfruit Finco B.V. 5.19%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	472,207

		1,206,999

	Commercial Services - 0.5%
	Allied Universal Holdco LLC
34,125	4.25%, 07/10/2026, 1 mo. USD LIBOR + 4.250%(14)(16)	33,856
344,663	6.51%, 07/10/2026, 3 mo. USD LIBOR + 4.250%	341,954
100,000	Belron Finance U.S. LLC 0.00%, 11/07/2026, 1 mo. USD LIBOR + 2.500%(14)	99,969
994,962	Blackhawk Network Holdings, Inc. 4.79%, 06/15/2025, 1 mo. USD LIBOR + 3.000%	985,013
325,000	DCert Buyer, Inc. 5.79%, 10/16/2026, 1 mo. USD LIBOR + 4.000%	318,705
705,000	Dun & Bradstreet Corp. 6.80%, 02/06/2026, 1 mo. USD LIBOR + 5.000%	706,614
110,000	Garda World Security Corp. 0.00%, 10/17/2026, 1 mo. USD LIBOR + 4.750%(14)	109,313
190,000	KAR Auction Services, Inc. 0.00%, 09/19/2026, 1 mo. USD LIBOR + 2.250%(14)	190,475
480,000	PSAV Holdings LLC 6.49%, 09/30/2026, 1 mo. USD LIBOR + 4.500%	469,800
500,000	Quikrete Holdings, Inc. 4.54%, 11/15/2023, 1 mo. USD LIBOR + 2.750%	497,655
746,183	Tempo Acquisition LLC 4.79%, 05/01/2024, 1 mo. USD LIBOR + 3.000%	746,026

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.7%(13) - (continued)
		Commercial Services - 0.5% - (continued)
	$497,481	Trans Union LLC 3.80%, 06/19/2025, 1 mo. USD LIBOR + 2.000%	$497,949
	160,000	US Ecology, Inc. 0.00%, 08/14/2026, 1 mo. USD LIBOR + 2.500%(14)	160,600

			5,157,929

		Construction Materials - 0.1%
	92,857	Advanced Drainage Systems, Inc. 4.06%, 07/31/2026, 1 mo. USD LIBOR + 2.250%	93,206
	100,000	Hamilton Holdco LLC 4.11%, 07/02/2025, 1 mo. USD LIBOR + 2.000%	100,125
	497,481	NCI Building Systems, Inc. 5.66%, 04/12/2025, 3 mo. USD LIBOR + 3.750%	480,482

			673,813

		Distribution/Wholesale - 0.2%
	750,000	American Builders & Contractors Supply Co., Inc. 0.00%, 01/15/2027, 1 mo. USD LIBOR + 2.000%(14)	748,597
	795,960	Beacon Roofing Supply, Inc. 4.04%, 01/02/2025, 1 mo. USD LIBOR + 2.250%	788,454
	154,613	Sage BorrowCo LLC 6.55%, 06/20/2026, 1 mo. USD LIBOR + 4.750%	155,192
	249,369	SRS Distribution, Inc. 0.00%, 05/23/2025, 1 mo. USD LIBOR + 3.250%(14)	240,953

			1,933,196

		Diversified Financial Services - 0.4%
		AlixPartners LLP
EUR	149,250	3.25%, 04/04/2024, 3 mo. EURIBOR + 3.250%	166,750
	$646,684	4.54%, 04/04/2024, 3 mo. USD LIBOR + 2.750%	645,604
	681,566	Aretec Group, Inc. 6.04%, 10/01/2025, 3 mo. USD LIBOR + 4.250%	636,413
	780,652	Crown Finance U.S., Inc. 4.04%, 02/28/2025, 1 mo. USD LIBOR + 2.250%	769,566
EUR	500,000	Nets Holding A/S 3.250%, 02/06/2025, 3 mo. EURIBOR + 3.250%	552,307
	$497,442	NFP Corp. 4.79%, 01/08/2024, 1 mo. USD LIBOR + 3.000%	482,166
	114,704	UFC Holdings LLC 5.04%, 04/29/2026, 1 mo. USD LIBOR + 3.250%	114,561
	489,436	Victory Capital Holdings, Inc. 5.35%, 07/01/2026, 1 mo. USD LIBOR + 3.250%	490,905

			3,858,272

		Energy-Alternate Sources - 0.1%
	596,962	Medallion Midland Acquisition LLC 5.04%, 10/30/2024, 1 mo. USD LIBOR + 3.250%	559,652

		Engineering & Construction - 0.0%
	497,455	Brand Energy & Infrastructure Services, Inc. 6.24%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	482,532

		Entertainment - 0.2%
	497,455	CityCenter Holdings LLC 4.04%, 04/18/2024, 1 mo. USD LIBOR + 2.250%	497,301
	498,734	Scientific Games International, Inc. 4.54%, 08/14/2024, 2 mo. USD LIBOR + 2.750%	492,655

The accompanying notes are an integral part of these financial statements.

92

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 5.7%(13) - (continued)
	Entertainment - 0.2% - (continued)
$497,449	SeaWorld Parks & Entertainment, Inc. 4.79%, 03/31/2024, 1 mo. USD LIBOR + 3.000%	$495,230

		1,485,186

	Food - 0.1%
140,000	B&G Foods, Inc. 4.48%, 10/10/2026, 1 mo. USD LIBOR + 2.500%	140,438
746,203	Hostess Brands LLC 4.13%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	742,009
295,000	U.S. Foods, Inc. 3.79%, 09/13/2026, 1 mo. USD LIBOR + 2.000%	295,779

		1,178,226

	Gas - 0.1%
597,000	Messer Industries GmbH 4.60%, 03/01/2026, 1 mo. USD LIBOR + 2.500%	591,537

	Healthcare-Products - 0.0%
306,476	Parexel International Corp. 4.54%, 09/27/2024, 1 mo. USD LIBOR + 2.750%	292,302

	Healthcare-Services - 0.2%
100,000	CPI Holdco LLC 0.00%, 11/04/2026, 1 mo. USD LIBOR + 4.250%(14)	99,750
160,000	Emerald TopCo, Inc. 5.29%, 07/24/2026, 1 mo. USD LIBOR + 3.500%	157,360
100,000	Ensemble RCM LLC 6.00%, 08/03/2026, 1 mo. USD LIBOR + 3.750%	99,839
169,572	Gentiva Health Services, Inc. 5.56%, 07/02/2025, 1 mo. USD LIBOR + 3.750%	169,148
497,403	Jaguar Holding Co. 4.29%, 08/18/2022, 3 mo. USD LIBOR + 2.500%	496,159
500,000	MPH Acquisition Holdings LLC 4.85%, 06/07/2023, 3 mo. USD LIBOR + 2.750%	467,785
775,000	Zelis Healthcare Corp. 0.00%, 09/30/2026, 1 mo. USD LIBOR + 4.750%(14)	765,956

		2,255,997

	Insurance - 0.3%
696,447	Acrisure LLC 6.35%, 11/22/2023, 1 mo. USD LIBOR + 4.250%	682,518
	Asurion LLC
452,987	4.79%, 08/04/2022, 1 mo. USD LIBOR + 3.000%	453,068
497,392	4.79%, 11/03/2023, 1 mo. USD LIBOR + 3.000%	497,924
895,466	Hub International Ltd. 4.94%, 04/25/2025, 2 mo. USD LIBOR + 3.000%	875,157
895,489	Sedgwick Claims Management Services, Inc. 5.04%, 12/31/2025, 1 mo. USD LIBOR + 3.250%	867,925

		3,376,592

	Leisure Time - 0.3%
746,203	Caesars Resort Collection LLC 4.54%, 12/23/2024, 1 mo. USD LIBOR + 2.750%	734,621
900,000	Delta (LUX) S.a.r.l. 4.29%, 02/01/2024, 1 mo. USD LIBOR + 2.500%	885,375
458,192	Eldorado Resorts LLC 4.21%, 04/17/2024, 2 mo. USD LIBOR + 2.250%	457,427
850,000	Golden Entertainment, Inc. 4.81%, 10/21/2024, 1 mo. USD LIBOR + 3.000%	850,536
185,711	SRAM LLC 4.60%, 03/15/2024, 2 mo. USD LIBOR + 2.750%	185,596

		3,113,555

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 5.7%(13) - (continued)
	Lodging - 0.1%
$459,818	Boyd Gaming Corp. 3.96%, 09/15/2023, 1 week USD LIBOR + 2.250%	$459,960
413,080	Caesars Entertainment Operating Co. 3.79%, 10/07/2024, 1 mo. USD LIBOR + 2.000%	412,824

		872,784

	Machinery - Construction & Mining - 0.0%
198,782	Brookfield WEC Holdings, Inc. 5.29%, 08/01/2025, 1 mo. USD LIBOR + 3.500%	197,374

	Media - 0.6%
	CSC Holdings LLC
497,449	4.17%, 07/17/2025, 1 mo. USD LIBOR + 2.250%	494,479
365,000	4.33%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	364,088
497,494	Gray Television, Inc. 4.51%, 01/02/2026, 1 mo. ICE LIBOR + 2.500%	498,504
248,701	Houghton Mifflin Harcourt Publishing Co. 4.79%, 05/31/2021, 1 mo. USD LIBOR + 3.000%	246,525
611,751	ION Media Networks, Inc. 4.81%, 12/18/2024, 1 mo. USD LIBOR + 3.000%	607,928
596,970	MTN Infrastructure TopCo, Inc. 4.79%, 11/15/2024, 1 mo. USD LIBOR + 3.000%	589,257
110,000	NASCAR Holdings, Inc. 0.00%, 10/19/2026, 1 mo. USD LIBOR + 2.750%(14)	110,498
690,000	Nexstar Broadcasting, Inc. 4.55%, 09/18/2026, 1 mo. USD LIBOR + 2.750%	692,201
497,475	PSAV Holdings LLC 5.26%, 03/03/2025, 3 mo. USD LIBOR + 3.250%	477,889
285,714	Sinclair Television Group, Inc. 4.43%, 09/30/2026, 1 mo. USD LIBOR + 2.500%	285,803
750,000	Telenet Financing USD LLC 0.00%, 08/15/2026, 1 mo. USD LIBOR + 2.250%(14)	748,642
500,000	Ziggo Secured Finance Partnership 4.42%, 04/15/2025, 1 mo. USD LIBOR + 2.500%	493,565

		5,609,379

	Miscellaneous Manufacturing - 0.2%
599,746	Core & Main LP 4.81%, 08/01/2024, 6 mo. USD LIBOR + 2.750%	585,502
285,000	Tamko Building Products, Inc. 5.09%, 06/01/2026, 1 mo. USD LIBOR + 3.250%	285,000
497,462	USI, Inc. 5.10%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	482,414
248,728	Wilsonart LLC 5.36%, 12/19/2023, 3 mo. USD LIBOR + 3.250%	243,131

		1,596,047

	Oil & Gas - 0.1%
497,487	NorthRiver Midstream Finance L.P. 0.05%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	488,960
497,487	Traverse Midstream Partners LLC 5.80%, 09/27/2024, 3 mo. USD LIBOR + 4.000%	435,302

		924,262

The accompanying notes are an integral part of these financial statements.

93

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.7%(13) - (continued)
		Oil & Gas Services - 0.1%
	$185,000	Buckeye Partners L.P. 0.00%, 11/15/2026, 1 mo. USD LIBOR + 2.750%(14)	$185,810
	483,788	Lower Cadence Holdings LLC 5.80%, 05/22/2026, 1 mo. USD LIBOR + 4.000%	448,713
	832,913	UGI Energy Services LLC 5.54%, 08/13/2026, 1 mo. USD LIBOR + 3.750%	834,995

			1,469,518

		Packaging & Containers - 0.3%
	696,474	Berlin Packaging LLC 5.00%, 11/07/2025, 1 mo. USD LIBOR + 3.000%	675,579
		Berry Global, Inc.
EUR	214,463	2.50%, 07/01/2026, 3 mo. EURIBOR + 2.500%	240,850
	$438,900	4.44%, 07/01/2026, 3 mo. USD LIBOR + 2.500%	440,182
	199,500	Charter NEX U.S., Inc. 5.29%, 05/16/2024, 1 mo. USD LIBOR + 3.500%	197,194
		Flex Acquisition Co., Inc.
	184,968	5.10%, 12/29/2023, 3 mo. USD LIBOR + 3.000%	174,495
	497,278	5.35%, 06/29/2025, 1 mo. USD LIBOR + 3.250%	469,788
	140,000	Pregis TopCo Corp. 5.79%, 07/31/2026, 1 mo. USD LIBOR + 4.000%	137,841
	696,419	Reynolds Group Holdings, Inc. 4.54%, 02/05/2023, 1 mo. USD LIBOR + 2.750%	696,037

			3,031,966

		Pharmaceuticals - 0.2%
	465,572	Bausch Health Companies, Inc. 4.92%, 06/02/2025, 1 mo. USD LIBOR + 3.000%	467,076
	318,400	Catalent Pharma Solutions, Inc. 4.04%, 05/18/2026, 1 mo. USD LIBOR + 2.250%	318,400
	497,455	Endo Luxembourg Finance Co., S.a r.l. 6.06%, 04/29/2024, 1 mo. USD LIBOR + 4.250%	456,664
	497,487	NVA Holdings, Inc. 4.54%, 02/02/2025, 3 mo. USD LIBOR + 2.750%	496,866
	660,000	Sunshine Luxembourg S.a.r.l. 6.35%, 10/01/2026, 1 mo. USD LIBOR + 4.250%	660,277

			2,399,283

		Real Estate - 0.1%
	500,000	VICI Properties LLC 3.85%, 12/20/2024, 1 mo. USD LIBOR + 2.000%	501,475

		Retail - 0.3%
	480,137	B.C. Unlimited Liability Co. 4.04%, 02/16/2024, 1 mo. USD LIBOR + 2.250%	480,497
	497,462	Bass Pro Group LLC 6.79%, 09/25/2024, 1 mo. USD LIBOR + 5.000%	479,250
	248,747	Belron Finance U.S. LLC 0.04%, 11/13/2025, 1 mo. USD LIBOR + 2.250%	248,436
	498,727	Harbor Freight Tools USA, Inc. 4.29%, 08/18/2023, 1 mo. USD LIBOR + 2.500%	487,660
	498,750	Staples, Inc. 7.12%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	491,124

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.7%(13) - (continued)
		Retail - 0.3% - (continued)
	$646,658	U.S. Foods, Inc. 3.79%, 06/27/2023, 1 mo. USD LIBOR + 2.000%	$648,359

			2,835,326

		Semiconductors - 0.1%
	500,000	Microchip Technology, Inc. 3.79%, 05/29/2025, 1 mo. USD LIBOR + 2.000%	500,625

		Software - 0.4%
	375,000	CDW LLC 0.00%, 10/13/2026, 3 mo. USD LIBOR + 1.750%(14)	376,140
	405,765	Change Healthcare Holdings LLC 4.29%, 03/01/2024, 1 mo. USD LIBOR + 2.500%	403,136
	497,455	Cypress Intermediate Holdings, Inc. 4.54%, 04/29/2024, 1 mo. USD LIBOR + 2.750%	488,481
	498,285	Infor U.S., Inc. 4.85%, 02/01/2022, 1 mo. USD LIBOR + 2.750%	498,285
	99,497	McAfee LLC 5.55%, 09/30/2024, 1 mo. USD LIBOR + 3.750%	99,418
	265,000	Navicure, Inc. 0.00%, 10/22/2026, 1 mo. USD LIBOR + 4.000%(14)	264,006
	284,051	SS&C Technologies Holdings Europe S.a.r.l. 4.04%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	284,525
	435,141	SS&C Technologies, Inc. 4.04%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	435,868
	160,000	Western Digital Corp. 0.00%, 04/29/2023, 1 mo. USD LIBOR + 1.750%(14)	159,760
	646,750	WEX, Inc. 4.04%, 05/15/2026, 1 mo. USD LIBOR + 2.250%	648,716

			3,658,335

		Telecommunications - 0.2%
	497,462	Altice France S.A. 5.61%, 01/31/2026, 3 mo. USD LIBOR + 3.688%	484,846
	497,468	CenturyLink, Inc. 4.54%, 01/31/2025, 1 mo. USD LIBOR + 2.750%	492,061
	160,000	Liberty Latin America Ltd. 0.00%, 10/22/2026, 1 mo. USD LIBOR + 5.000%(14)	161,350
		Masmovil Holdphone S.A.
EUR	71,533	0.00%, 05/07/2026, 1 mo. USD LIBOR + 3.250%(14)(16)	79,781
	447,084	0.03%, 05/07/2026, 1 mo. USD LIBOR + 3.250%	498,633
	$746,173	Sprint Communications, Inc. 4.31%, 02/02/2024, 1 mo. USD LIBOR + 2.500%	737,160

			2,453,831

		Textiles - 0.0%
	248,747	ASP Unifrax Holdings, Inc. 5.85%, 12/12/2025, 3 mo. USD LIBOR + 3.750%	215,166

		Total Senior Floating Rate Interests (cost $57,245,908)	$56,849,605

U.S. GOVERNMENT AGENCIES - 2.7%
		Mortgage-Backed Agencies - 2.7%
		FHLMC - 1.9%
	433,804	2.16%, 05/25/2029	$436,673
	260,000	2.28%, 07/25/2026	263,335
	228,409	2.57%, 03/25/2030, 1 mo. USD LIBOR + 0.750%(6)	228,533
	481,720	3.00%, 04/01/2049	490,037

The accompanying notes are an integral part of these financial statements.

94

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 2.7% - (continued)
	Mortgage-Backed Agencies - 2.7% - (continued)
	FHLMC - (continued)
$1,575,000	3.00%, 11/01/2049	$1,600,685
440,069	3.12%, 04/25/2029, 1 mo. USD LIBOR + 1.300%(6)	441,462
4,572,986	3.50%, 08/01/2048	4,702,376
28,047	4.00%, 03/01/2041	30,024
1,100,000	4.32%, 03/25/2030, 1 mo. USD LIBOR + 2.500%(6)	1,122,021
350,000	4.47%, 12/25/2029, 1 mo. USD LIBOR + 2.650%(6)	359,251
1,100,000	5.27%, 10/25/2029, 1 mo. USD LIBOR + 3.450%(6)	1,167,979
500,000	5.37%, 08/25/2029, 1 mo. USD LIBOR + 3.550%(6)	523,626
1,022,223	5.82%, 08/25/2024, 1 mo. USD LIBOR + 4.000%(6)	1,078,117
628,710	6.37%, 10/25/2024, 1 mo. USD LIBOR + 4.550%(6)	673,797
1,100,000	6.52%, 03/25/2028, 1 mo. USD LIBOR + 4.700%(6)	1,163,673
672,012	6.57%, 10/25/2024, 1 mo. USD LIBOR + 4.750%(6)	711,189
1,190,000	6.97%, 11/25/2028, 1 mo. USD LIBOR + 5.150%(6)	1,303,940
1,250,000	7.37%, 07/25/2028, 1 mo. USD LIBOR + 5.550%(6)	1,377,538
1,160,000	8.17%, 09/25/2028, 1 mo. USD LIBOR + 6.350%(6)	1,277,507

		18,951,763

	FNMA - 0.4%
229,105	2.57%, 10/25/2024, 1 mo. USD LIBOR + 0.400%(6)	228,629
300,000	2.78%, 06/01/2026	313,525
128,281	3.00%, 06/01/2049	130,408
1,482,090	3.00%, 03/25/2053	1,522,903
150,000	3.07%, 02/01/2025	158,045
1,505,167	3.50%, 06/25/2059	1,595,368
11,704	4.50%, 04/01/2041	12,687

		3,961,565

	GNMA - 0.1%
450	6.00%, 11/20/2023	491
661	6.00%, 12/20/2023	728
105	6.00%, 01/20/2024	114
521	6.00%, 02/20/2024	569
121	6.00%, 02/20/2026	132
603	6.00%, 02/20/2027	659
162	6.00%, 01/20/2028	177
5,011	6.00%, 02/20/2028	5,512
6,541	6.00%, 04/20/2028	7,307
2,498	6.00%, 06/15/2028	2,785
16,068	6.00%, 07/20/2028	17,948
15,485	6.00%, 08/20/2028	17,091
4,856	6.00%, 10/15/2028	5,367
21,018	6.00%, 11/15/2028	23,257
16,513	6.00%, 03/20/2029	18,447
16,875	6.00%, 09/20/2029	18,542
20,895	6.00%, 04/20/2030	22,826
2,979	6.00%, 06/20/2030	3,254
2,191	6.00%, 08/15/2034	2,461
25,182	6.50%, 03/15/2028	27,888
3,824	6.50%, 05/15/2028	4,235
11,280	6.50%, 07/15/2028	12,492
9,586	6.50%, 10/15/2028	10,624
819	6.50%, 12/15/2028	907
12,381	6.50%, 01/15/2029	13,712

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 2.7% - (continued)
	Mortgage-Backed Agencies - 2.7% - (continued)
	GNMA - (continued)
$10,129	6.50%, 02/15/2029	$11,217
48,003	6.50%, 03/15/2029	53,161
11,411	6.50%, 04/15/2029	12,639
6,748	6.50%, 05/15/2029	7,498
8,388	6.50%, 06/15/2029	9,289
11,612	6.50%, 02/15/2035	13,200
24,066	7.00%, 11/15/2031	26,635
15,824	7.00%, 03/15/2032	17,559
144,572	7.00%, 11/15/2032	171,113
3,929	7.00%, 01/15/2033	4,547
13,409	7.00%, 05/15/2033	15,455
23,620	7.00%, 07/15/2033	26,878
37,266	7.00%, 11/15/2033	42,998
1,774	8.00%, 12/15/2029	1,794
1,512	8.00%, 04/15/2030	1,562
6,715	8.00%, 05/15/2030	6,796
201	8.00%, 07/15/2030	205
5,894	8.00%, 08/15/2030	6,150
12,494	8.00%, 11/15/2030	13,192
70,825	8.00%, 02/15/2031	76,154

		735,567

	UMBS - 0.3%
1,315,000	3.00%, 11/01/2049(17)	1,336,216
1,200,000	3.00%, 12/01/2049(17)	1,218,115

		2,554,331

	Total U.S. Government Agencies (cost $26,208,299)	$26,203,226

U.S. GOVERNMENT SECURITIES - 9.0%
	U.S. Treasury Securities - 9.0%
	U.S. Treasury Bonds - 4.0%
795,000	2.25%, 08/15/2049	$807,608
665,000	2.75%, 11/15/2042	737,579
4,105,000	2.88%, 05/15/2043	4,649,714
25,970,000	3.00%, 08/15/2048(18)	30,527,938
405,000	3.00%, 02/15/2049	477,457
2,167,500	3.13%, 02/15/2043	2,554,687
200,000	3.13%, 08/15/2044(18)	236,984

		39,991,967

	U.S. Treasury Notes - 5.0%
5,440,000	1.63%, 10/31/2026	5,446,162
1,500,000	1.63%, 08/15/2029	1,491,035
170,000	1.75%, 06/30/2024	171,673
5,020,000	2.13%, 03/31/2024	5,146,873
840,000	2.38%, 04/30/2026	880,130
5,135,000	2.38%, 05/15/2029	5,444,905
4,700,000	2.63%, 12/31/2023	4,907,094
965,000	2.63%, 02/15/2029	1,043,331
4,430,000	2.88%, 10/31/2020	4,484,337
2,720,000	2.88%, 11/15/2021	2,791,719
9,550,000	2.88%, 10/31/2023	10,047,271
6,595,000	2.88%, 08/15/2028	7,244,710
335,000	2.88%, 05/15/2049	386,009

		49,485,249

	Total U.S. Government Securities (cost $79,685,308)	$89,477,216

CONVERTIBLE BONDS - 0.8%
	Internet - 0.3%
2,164,000	Priceline Group, Inc. 0.90%, 09/15/2021(2)	$2,543,323

	Media - 0.2%
2,630,000	DISH Network Corp. 3.38%, 08/15/2026	2,459,211

The accompanying notes are an integral part of these financial statements.

95

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2019

Shares or Principal Amount		Market Value†

CONVERTIBLE BONDS - 0.8% - (continued)
	Semiconductors - 0.3%
$1,436,000	Microchip Technology, Inc. 1.63%, 02/15/2025	$2,770,582

	Total Convertible Bonds (cost $7,176,991)	$7,773,116

EXCHANGE-TRADED FUNDS - 0.1%
	Other Investment Pools & Funds - 0.1%
25,000	SPDR Blackstone / GSO Senior Loan ETF(2)	$1,146,750

	Total Exchange-Traded Funds (cost $1,167,000)	$1,146,750

PREFERRED STOCKS - 0.1%
	Telecommunication Services - 0.1%
56,300	Telefonica Brasil S.A.*	$745,145

	Total Preferred Stocks (cost $666,361)	$745,145

RIGHTS - 0.0%
	Diversified Financials - 0.0%
39,442	Mapletree Commercial Trust*	$2,609

	Total Rights (cost $—)	$2,609

	Total Long-Term Investments (cost $946,522,298)	$981,781,717

SHORT-TERM INVESTMENTS - 4.0%
	Other Investment Pools & Funds - 3.3%
33,143,586	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(19)		$33,143,586

	Securities Lending Collateral - 0.7%
327,809	Citibank NA DDCA, 1.80%, 11/1/2019(19)		327,809
4,599,222	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.75%(19)		4,599,222
73,779	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.75%(19)		73,779
610,074	Invesco Government & Agency Portfolio, Institutional Class, 1.70%(19)		610,074
886,361	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.69%(19)		886,361
58,940	Western Asset Institutional Government Class A Fund, Institutional Class, 1.68%(19)		58,940

			6,556,185

	Total Short-Term Investments (cost $39,699,771)		$39,699,771

	Total Investments (cost $986,222,069)	103.0%	$1,021,481,488
	Other Assets and Liabilities	(3.0)%	(29,301,960)

	Total Net Assets	100.0%	$992,179,528

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $295,703,970, representing 29.8% of net assets.

(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(3)	Investment valued using significant unobservable inputs.

(4)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2019, the aggregate fair value of these securities was $1,199,313, which represented 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(5)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $1,199,313 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
08/2011	Allstar Co.	2,006,600	$872,909	$461,518
11/2013	Tory Burch LLC	13,296	1,042,090	737,795

			$1,914,998	$1,199,313

(6)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2019. Base lending rates may be subject to a floor or cap.

(7)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(8)	Securities disclosed are interest-only strips.

(9)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2019. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(10)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $1,381,277 at October 31, 2019.

(11)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(12)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

The accompanying notes are an integral part of these financial statements.

96

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2019

(13)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2019.

(14)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(15)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the
United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $25,417,435, representing 2.6% of net assets.

(16)

This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2019, the aggregate value of the unfunded commitment was $113,637, which rounds to 0.0% of total net assets.

(17)	Represents or includes a TBA transaction.

(18)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2019, the market value of securities pledged was $1,700,445.

(19)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2019
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 5-Year Note Future	92	12/31/2019	$10,966,688	$(31,516)

Total futures contracts				$(31,516)

OTC Total Return Swap Contracts Outstanding at October 31, 2019
Reference Entity	Counterparty	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
iBoxx USD Liquid High Yield	GSC	USD	2,000,000	(1.00%)	12/20/19	Quarterly	$—	$(1,395)	$6,230	$7,625

Foreign Currency Contracts Outstanding at October 31, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
3,220,000	EUR	3,596,177	USD	RBC	11/29/19	$1,822	$—
4,570,000	EUR	5,107,975	USD	UBS	11/29/19	—	(1,499)
8,860,000	GBP	11,442,610	USD	RBC	11/29/19	44,570	—
6,312,025	USD	6,265,000	CHF	MSC	11/29/19	—	(52,261)
43,808,897	USD	39,409,000	EUR	CBK	11/29/19	—	(226,361)
11,384,940	USD	8,860,000	GBP	BCLY	11/29/19	—	(102,240)
2,443,184	USD	10,484,000	RON	HSBC	11/29/19	—	(15,560)
2,796,349	USD	27,020,000	SEK	BCLY	11/29/19	—	(6,356)

Total						$46,392	$(404,277)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

97

Hartford Multi-Asset Income and Growth Fund

Schedule of Investments – (continued)

October 31, 2019

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$7,884,027	$2,563,408	$5,320,619	$—
Banks	2,425,282	507,404	1,917,878	—
Capital Goods	16,182,261	6,565,189	9,617,072	—
Commercial & Professional Services	260,612	—	260,612	—
Consumer Durables & Apparel	25,169,539	22,275,133	2,894,406	—
Consumer Services	1,578,310	1,578,310	—	—
Diversified Financials	8,541,209	6,298,193	2,243,016	—
Energy	20,826,790	16,102,463	4,724,327	—
Food & Staples Retailing	1,220,085	395,199	824,886	—
Food, Beverage & Tobacco	6,268,463	3,048,547	3,219,916	—
Health Care Equipment & Services	1,942,596	1,431,035	511,561	—
Household & Personal Products	1,295,558	1,038,457	257,101	—
Insurance	11,773,405	1,644,813	10,128,592	—
Materials	7,105,321	2,188,381	4,916,940	—
Media & Entertainment	1,747,024	1,171,312	575,712	—
Pharmaceuticals, Biotechnology & Life Sciences	16,571,179	6,539,701	10,031,478	—
Real Estate	40,544,478	30,414,005	10,130,473	—
Retailing	2,802,479	1,091,964	511,202	1,199,313
Semiconductors & Semiconductor Equipment	3,773,064	1,612,010	2,161,054	—
Software & Services	14,538,391	14,143,400	394,991	—
Technology Hardware & Equipment	2,534,577	1,444,340	1,090,237	—
Telecommunication Services	13,827,769	3,024,677	10,803,092	—
Transportation	1,733,309	—	1,733,309	—
Utilities	9,424,115	4,892,377	4,531,738	—
Asset & Commercial Mortgage Backed Securities	120,019,742	—	120,019,742	—
Corporate Bonds	260,432,708	—	260,432,708	—
Equity Linked Securities	136,904,423	—	—	136,904,423
Foreign Government Obligations	53,779,399	—	53,779,399	—
Municipal Bonds	8,477,935	—	8,477,935	—
Senior Floating Rate Interests	56,849,605	—	56,849,605	—
U.S. Government Agencies	26,203,226	—	26,203,226	—
U.S. Government Securities	89,477,216	—	89,477,216	—
Convertible Bonds	7,773,116	—	7,773,116	—
Exchange-Traded Funds	1,146,750	1,146,750	—	—
Preferred Stocks	745,145	745,145	—	—
Rights	2,609	2,609	—	—
Short-Term Investments	39,699,771	39,699,771	—	—
Foreign Currency Contracts(2)	46,392	—	46,392	—
Swaps - Total Return(2)	7,625	—	7,625	—

Total	$1,021,535,505	$171,564,593	$711,867,176	$138,103,736

Liabilities
Foreign Currency Contracts(2)	$(404,277)	$—	$(404,277)	$—
Futures Contracts(2)	(31,516)	(31,516)	—	—

Total	$(435,793)	$(31,516)	$(404,277)	$—

(1)	For the year ended October 31, 2019, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2019:

	Asset-Backed	Common Stocks	Equity Linked Securities	Total
Beginning balance	$163,649	$1,595,946	$—	$1,759,595
Purchases	—	—	135,948,356	135,948,356
Sales	(163,649)	—	—	(163,649)
Accrued discounts/(premiums)	—	—	—	—
Total realized gain/(loss)	—	—	—	—
Net change in unrealized appreciation/depreciation	—	(396,633)	956,067	559,434
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—

Ending balance	$—	$1,199,313	$136,904,423	$138,103,736

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at October 31, 2019 was $559,434.

The accompanying notes are an integral part of these financial statements.

98

Hartford Multi-Strategy Funds

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPI	Consumer Price Index
EAFE	Europe, Australasia and Far East
iBoxx	Markit iBoxx Indices - Euro, Sterling, Asian, US Dollar and European High-Yield Bond Markets
ICE	Intercontinental Exchange, Inc.
ITRAXX.EUR	Markit iTraxx - Europe
MSCI	Morgan Stanley Capital International
MTA	Monthly Treasury Average Index
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
S&P	Standard & Poor’s

Municipal Abbreviations:
Auth	Authority
Dev	Development
Dist	District
GO	General Obligation
Rev	Revenue

Other Abbreviations:
ADR	American Depositary Receipt
CJSC	Closed Joint Stock Company
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
DDCA	Dollars on Deposit in Custody Account
EM	Emerging Markets
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
NIBOR	Norwegian Interbank Offered Rate
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
PAC	Planned Amortization Class
PIK	Payment-in-kind
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SPDR	Standard & Poor’s Depositary Receipt
TBA	To Be Announced
UMBS	Uniform Mortgage Backed Securities

99

Hartford Multi-Strategy Funds

Statements of Assets and Liabilities

October 31, 2019

	The Hartford Balanced Income Fund	Hartford AARP Balanced Retirement Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund	The Hartford Global Real Asset Fund (consolidated)
Assets:
Investments in securities, at market value(1)	$12,995,987,886	$136,053,197	$3,140,707	$265,709	$264,175,835
Investments in affiliated investment companies, at market value	—	35,402,137	1,569,194,371	129,089,774	—
Cash	8,682,455	1,590	—	—	338,847
Cash collateral due from broker on futures contracts	5,972,000	—	—	—	—
Foreign currency	898,660	71,051	—	—	234,015
Due from Custodian	625,511	—	—	—	—
Unrealized appreciation on OTC swap contracts	—	1,741	—	—	1,327
Unrealized appreciation on foreign currency contracts	400,680	100,952	—	—	88,668
Unrealized appreciation on bond forward contracts	—	58,183	—	—	—
Receivables:
Investment securities sold	31,114,393	3,725,921	137,131	75,340	6,141,411
Fund shares sold	37,511,644	3,785	1,200,224	8,046	27,843
Dividends and interest	72,576,034	354,745	1,441,093	119,107	488,957
Securities lending income	7,722	614	—	—	2,710
Variation margin on futures contracts	—	—	—	—	—
Variation margin on centrally cleared swap contracts	374,847	—	—	—	—
Tax reclaims	3,308,307	82,592	—	—	52,735
OTC swap contracts premiums paid	3,600,407	4,189	—	—	22,380
Other assets	423,390	172,457	58,051	39,860	924,669

Total assets	13,161,483,936	176,033,154	1,575,171,577	129,597,836	272,499,397

Liabilities:
Unrealized depreciation on foreign currency contracts	775,938	178,439	—	—	247,572
Due to Custodian	—	291	—	—	—
Obligation to return securities lending collateral	14,567,918	2,592,433	—	—	4,595,276
Unrealized depreciation on OTC swap contracts	1,368,732	13,266	—	—	48,357
Cash collateral due to broker on futures contracts	2,350,000	—	—	—	—
Unfunded loan commitments	—	—	—	—	—
Payables:
Investment securities purchased	66,156,787	14,159,964	—	43,839	3,885,403
Fund shares redeemed	13,415,800	484,360	1,048,633	103,074	33,285
Investment management fees	5,728,702	41,776	—	11,258	214,626
Transfer agent fees	2,153,255	57,081	380,456	38,383	44,200
Accounting services fees	193,467	3,022	18,517	1,576	4,073
Board of Directors’ fees	52,567	1,095	7,135	564	1,446
Variation margin on centrally cleared swap contracts	—	30,869	—	—	18
Variation margin on futures contracts	3,402,025	66,618	—	—	94,591
Foreign taxes	—	—	—	—	6,549
Distribution fees	475,810	6,495	54,746	4,861	731
Distributions payable	—	—	—	—	—
Written options	—	—	—	—	7,180
Accrued expenses	670,962	124,396	84,714	26,263	58,015
OTC swap contracts premiums received	321,496	3,903	—	—	20,340

Total liabilities	111,633,459	17,764,008	1,594,201	229,818	9,261,662

Net assets	$13,049,850,477	$158,269,146	$1,573,577,376	$129,368,018	$263,237,735

Summary of Net Assets:
Capital stock and paid-in-capital	$11,631,827,962	$184,034,393	$1,435,594,764	$127,191,306	$353,085,462
Distributable earnings (loss)	1,418,022,515	(25,765,247)	137,982,612	2,176,712	(89,847,727)

Net assets	$13,049,850,477	$158,269,146	$1,573,577,376	$129,368,018	$263,237,735

Shares authorized	2,200,000,000	610,000,000	1,110,000,000	560,000,000	760,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$14.76	$9.20	$9.64	$10.83	$8.84

Maximum offering price per share	$15.62	$9.63	$10.20	$11.46	$9.35

Shares outstanding	238,292,186	9,125,774	136,107,953	9,750,884	1,625,211

Net Assets	$3,517,690,900	$83,998,271	$1,311,955,209	$105,569,134	$14,360,133

Class C: Net asset value per share	$14.53	$9.21	$9.57	$10.71	$8.64

Shares outstanding	231,630,090	4,314,506	17,409,844	1,396,227	351,394

Net Assets	$3,365,429,663	$39,757,438	$166,662,806	$14,946,892	$3,037,657

The accompanying notes are an integral part of these financial statements.

100

Hartford Multi-Strategy Funds

Statements of Assets and Liabilities – (continued)

October 31, 2019

	The Hartford Balanced Income Fund	Hartford AARP Balanced Retirement Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund	The Hartford Global Real Asset Fund (consolidated)
Class I: Net asset value per share	$14.77	$9.20	$9.66	$10.85	$8.83

Shares outstanding	248,586,834	2,874,372	6,895,023	115,440	4,327,493

Net Assets	$3,670,728,705	$26,433,273	$66,574,485	$1,252,617	$38,226,483

Class R3: Net asset value per share	$14.82	$9.21	$9.60	$10.83	$8.88

Shares outstanding	12,879,419	138,989	1,639,476	321,582	7,914

Net Assets	$190,850,763	$1,279,400	$15,732,890	$3,481,424	$70,269

Class R4: Net asset value per share	$14.83	$9.16	$9.61	$10.84	$8.86

Shares outstanding	6,967,941	38,131	608,577	193,172	6,660

Net Assets	$103,303,979	$349,447	$5,846,793	$2,093,572	$58,993

Class R5: Net asset value per share	$14.85	$9.17	$9.50	$10.88	$8.78

Shares outstanding	2,948,414	87,891	35,307	185,013	4,398

Net Assets	$43,769,525	$805,823	$335,506	$2,012,788	$38,611

Class R6: Net asset value per share	$14.93	$9.19	$—	$—	$—

Shares outstanding	12,879,180	1,147	—	—	—

Net Assets	$192,278,956	$10,537	$—	$—	$—

Class Y: Net asset value per share	$14.93	$9.14	$—	$—	$8.84

Shares outstanding	10,087,969	409,794	—	—	10,913,832

Net Assets	$150,619,944	$3,745,855	$—	$—	$96,452,973

Class F: Net asset value per share	$14.77	$9.13	$9.66	$10.86	$8.83

Shares outstanding	122,873,830	206,878	669,962	1,067	12,566,342

Net Assets	$1,815,178,042	$1,889,102	$6,469,687	$11,591	$110,992,616

Cost of investments	$11,722,933,560	$134,040,016	$3,140,707	$265,709	$258,716,621
Cost of investments in affiliated investment companies	$—	$35,187,697	$1,500,348,086	$124,087,558	$—
Cost of foreign currency	$899,034	$71,082	$—	$—	$234,132
Proceeds of written option contracts	$—	$—	$—	$—	$7,867

(1) Includes Investment in securities on loan, at market value	$13,887,838	$2,454,756	$—	$—	$4,956,599

The accompanying notes are an integral part of these financial statements.

101

Hartford Multi-Strategy Funds

Statements of Assets and Liabilities – (continued)

October 31, 2019

	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income and Growth Fund
Assets:
Investments in securities, at market value(1)	$1,199,724	$798,272	$1,021,481,488
Investments in affiliated investment companies, at market value	601,550,728	397,428,079	—
Cash	—	—	—
Cash collateral due from broker on futures contracts	—	—	73,600
Foreign currency	—	—	96,004
Due from Custodian	—	—	4,979,093
Unrealized appreciation on OTC swap contracts	—	—	7,625
Unrealized appreciation on foreign currency contracts	—	—	46,392
Unrealized appreciation on bond forward contracts	—	—	—
Receivables:
Investment securities sold	508,589	183,092	32,928,902
Fund shares sold	64,500	94,951	629,074
Dividends and interest	149,869	195,957	5,184,171
Securities lending income	—	—	5,700
Variation margin on futures contracts	—	—	—
Variation margin on centrally cleared swap contracts	—	—	—
Tax reclaims	—	—	310,833
OTC swap contracts premiums paid	—	—	—
Other assets	45,187	43,380	61,933

Total assets	603,518,597	398,743,731	1,065,804,815

Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	404,277
Due to Custodian	—	—	8,114
Obligation to return securities lending collateral	—	—	6,556,185
Unrealized depreciation on OTC swap contracts	—	—	—
Cash collateral due to broker on futures contracts	—	—	—
Unfunded loan commitments	—	—	113,809
Payables:
Investment securities purchased	52,680	73,785	60,358,902
Fund shares redeemed	618,871	292,219	5,229,857
Investment management fees	50,110	33,550	469,818
Transfer agent fees	217,293	127,428	275,725
Accounting services fees	7,072	4,697	15,155
Board of Directors’ fees	2,906	1,982	4,458
Variation margin on centrally cleared swap contracts	—	—	—
Variation margin on futures contracts	—	—	53,472
Foreign taxes	—	—	11,035
Distribution fees	19,855	13,400	29,632
Distributions payable	—	—	26
Written options	—	—	—
Accrued expenses	48,605	41,748	93,427
OTC swap contracts premiums received	—	—	1,395

Total liabilities	1,017,392	588,809	73,625,287

Net assets	$602,501,205	$398,154,922	$992,179,528

Summary of Net Assets:
Capital stock and paid-in-capital	$546,100,052	$371,038,902	$828,573,059
Distributable earnings (loss)	56,401,153	27,116,020	163,606,469

Net assets	$602,501,205	$398,154,922	$992,179,528

Shares authorized	560,000,000	560,000,000	1,060,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$12.81	$11.87	$23.33

Maximum offering price per share	$13.56	$12.56	$24.69

Shares outstanding	40,778,930	27,683,066	28,570,487

Net Assets	$522,270,912	$328,638,731	$666,683,609

Class C: Net asset value per share	$12.69	$11.72	$23.36

Shares outstanding	3,976,987	3,025,755	4,575,276

Net Assets	$50,463,342	$35,454,175	$106,873,869

The accompanying notes are an integral part of these financial statements.

102

Hartford Multi-Strategy Funds

Statements of Assets and Liabilities – (continued)

October 31, 2019

	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income and Growth Fund
Class I: Net asset value per share	$12.75	$11.93	$23.32

Shares outstanding	882,246	822,958	4,472,238

Net Assets	$11,245,236	$9,816,796	$104,283,795

Class R3: Net asset value per share	$12.48	$11.67	$23.61

Shares outstanding	554,479	1,274,997	78,072

Net Assets	$6,920,968	$14,880,332	$1,842,963

Class R4: Net asset value per share	$12.74	$11.86	$23.67

Shares outstanding	444,003	280,334	54,955

Net Assets	$5,656,654	$3,324,646	$1,300,608

Class R5: Net asset value per share	$12.83	$11.94	$23.67

Shares outstanding	443,545	484,887	14,758

Net Assets	$5,692,474	$5,788,416	$349,393

Class R6: Net asset value per share	$—	$—	$23.68

Shares outstanding	—	—	5,530

Net Assets	$—	$—	$130,958

Class Y: Net asset value per share	$—	$—	$23.69

Shares outstanding	—	—	556,595

Net Assets	$—	$—	$13,185,444

Class F: Net asset value per share	$12.76	$11.93	$23.31

Shares outstanding	19,722	21,103	4,184,407

Net Assets	$251,619	$251,826	$97,528,889

Cost of investments	$1,199,724	$798,272	$986,222,069
Cost of investments in affiliated investment companies	$568,679,863	$379,608,080	$—
Cost of foreign currency	$—	$—	$96,034
Proceeds of written option contracts	$—	$—	$—

(1) Includes Investment in securities on loan, at market value	$—	$—	$6,502,535

The accompanying notes are an integral part of these financial statements.

103

Hartford Multi-Strategy Funds

Statements of Operations

For the Year Ended October 31, 2019

	The Hartford Balanced Income Fund	Hartford AARP Balanced Retirement Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund	The Hartford Global Real Asset Fund (consolidated)
Investment Income:
Dividends	$169,269,481	$1,762,384	$—	$—	$8,164,826
Dividends from affiliated investment companies	—	89,067	30,824,735	4,544,489	—
Interest	270,348,215	1,867,077	63,528	7,416	2,588,477
Securities lending	886,959	26,136	—	—	79,580
Less: Foreign tax withheld	(4,035,194)	(48,289)	—	—	(504,726)

Total investment income, net	436,469,461	3,696,375	30,888,263	4,551,905	10,328,157

Expenses:
Investment management fees	64,018,886	402,425	—	126,209	2,781,993
Transfer agent fees
Class A	2,612,453	16,694	1,232,423	112,702	29,500
Class C	2,718,079	15,319	210,252	23,463	8,149
Class I	2,448,823	16,163	54,220	1,382	33,610
Class R3	364,719	555	33,303	8,673	195
Class R4	176,603	256	7,856	3,864	282
Class R5	41,554	204	1,340	2,272	16
Class R6	5,172	—	—	—	—
Class Y	129,959	—	—	—	82,199
Class F	4,170	—	46	—	204
Distribution fees
Class A	8,112,769	57,139	3,176,440	245,981	39,133
Class C	32,957,381	157,690	1,786,312	182,641	37,890
Class R3	966,359	11,004	79,439	20,255	442
Class R4	298,540	5,286	13,839	5,722	414
Custodian fees	228,240	31,196	6,245	4,272	34,943
Registration and filing fees	393,759	127,659	124,585	98,192	108,474
Accounting services fees	2,150,830	19,024	215,017	17,669	51,966
Board of Directors’ fees	379,843	2,772	49,075	3,997	9,533
Audit fees	43,736	59,748	21,193	20,555	72,756
Other expenses	1,402,550	20,826	187,167	23,354	39,595

Total expenses (before waivers, reimbursement and fees paid indirectly)	119,454,425	943,960	7,198,752	901,203	3,331,294

Expense waivers	—	(226,832)	—	(1,960)	(262,808)
Management fee waivers	—	—	—	—	(342,493)
Transfer agent fee waivers	(14,238)	—	—	—	—
Distribution fee reimbursements	(12,155)	(55,640)	(11,976)	(3,219)	(172)
Commission recapture	(22,336)	(181)	—	—	(2,786)

Total waivers, reimbursement and fees paid indirectly	(48,729)	(282,653)	(11,976)	(5,179)	(608,259)

Total expenses, net	119,405,696	661,307	7,186,776	896,024	2,723,035

Net Investment Income (Loss)	317,063,765	3,035,068	23,701,487	3,655,881	7,605,122

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Capital gain distributions received from underlying funds	—	—	118,807,251	2,566,472	—
Net realized gain (loss) on investments	113,671,045	79,764	—	—	(16,959,754)
Less: Foreign taxes paid on realized capital gains	—	(564)	—	—	(27,406)
Net realized gain (loss) on investments in affiliated investment companies	—	(12,033)	(21,300,057)	(1,631,961)	—
Net realized gain (loss) on purchased options contracts	—	(432,064)	—	—	(41,720)
Net realized gain (loss) on futures contracts	3,991,205	836,328	—	—	(3,392,507)
Net realized gain (loss) on written options contracts	—	96,448	—	—	1,242
Net realized gain (loss) on swap contracts	1,775,088	(13,859)	—	—	(154,614)
Net realized gain (loss) on bond forward contracts	—	74,703	—	—	—
Net realized gain (loss) on foreign currency contracts	5,977,568	388,168	—	—	746,844
Net realized gain (loss) on other foreign currency transactions	(225,477)	(29,147)	—	—	(36,682)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	125,189,429	987,744	97,507,194	934,511	(19,864,597)

The accompanying notes are an integral part of these financial statements.

104

Hartford Multi-Strategy Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2019

	The Hartford Balanced Income Fund	Hartford AARP Balanced Retirement Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund	The Hartford Global Real Asset Fund (consolidated)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$1,117,773,125	$2,207,380	$—	$—	$13,613,017
Net unrealized appreciation (depreciation) of investments in affiliated investment companies	—	214,440	77,511,220	6,513,136	—
Net unrealized appreciation (depreciation) of purchased options contracts	—	(209,757)	—	—	6,900
Net unrealized appreciation (depreciation) of futures contracts	(13,069,488)	(102,146)	—	—	712,588
Net unrealized appreciation (depreciation) of written options contracts	—	(126)	—	—	(196)
Net unrealized appreciation (depreciation) of swap contracts	(1,474,534)	7,970	—	—	(54,277)
Net unrealized appreciation (depreciation) of bond forward contracts	—	58,183	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	(1,584,348)	(158,935)	—	—	(215,422)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	150,863	1,256	—	—	1,678

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	1,101,795,618	2,018,265	77,511,220	6,513,136	14,064,288

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	1,226,985,047	3,006,009	175,018,414	7,447,647	(5,800,309)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,544,048,812	$6,041,077	$198,719,901	$11,103,528	$1,804,813

The accompanying notes are an integral part of these financial statements.

105

Hartford Multi-Strategy Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2019

	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income and Growth Fund
Investment Income:
Dividends	$—	$—	$19,046,420
Dividends from affiliated investment companies	14,853,366	12,255,420	—
Interest	30,811	21,987	18,905,076
Securities lending	—	—	246,339
Less: Foreign tax withheld	—	—	(811,061)

Total investment income, net	14,884,177	12,277,407	37,386,774

Expenses:
Investment management fees	600,501	407,718	5,415,301
Transfer agent fees
Class A	751,242	404,715	937,965
Class C	100,514	58,351	120,240
Class I	9,793	8,424	54,736
Class R3	20,061	35,774	4,213
Class R4	11,764	10,358	2,782
Class R5	5,618	5,695	245
Class R6	—	—	50
Class Y	—	—	12,206
Class F	2	8	825
Distribution fees
Class A	1,288,238	820,324	1,646,765
Class C	570,074	404,637	1,107,612
Class R3	47,236	85,380	9,463
Class R4	17,497	15,246	4,068
Custodian fees	4,554	4,440	48,737
Registration and filing fees	104,925	101,176	152,694
Accounting services fees	84,811	57,080	174,251
Board of Directors’ fees	19,508	13,159	31,148
Audit fees	20,777	24,471	32,835
Other expenses	82,229	54,283	172,688

Total expenses (before waivers, reimbursement and fees paid indirectly)	3,739,344	2,511,239	9,928,824

Expense waivers	—	—	—
Management fee waivers	—	—	—
Transfer agent fee waivers	—	—	(3,478)
Distribution fee reimbursements	(21,446)	(13,405)	(28,924)
Commission recapture	—	—	(3,490)

Total waivers, reimbursement and fees paid indirectly	(21,446)	(13,405)	(35,892)

Total expenses, net	3,717,898	2,497,834	9,892,932

Net Investment Income (Loss)	11,166,279	9,779,573	27,493,842

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Capital gain distributions received from underlying funds	29,419,945	14,672,755	—
Net realized gain (loss) on investments	—	—	128,646,234
Less: Foreign taxes paid on realized capital gains	—	—	—
Net realized gain (loss) on investments in affiliated investment companies	(8,346,798)	(6,604,022)	—
Net realized gain (loss) on purchased options contracts	—	—	(1,938,250)
Net realized gain (loss) on futures contracts	—	—	257,384
Net realized gain (loss) on written options contracts	—	—	331,487
Net realized gain (loss) on swap contracts	—	—	(35,181)
Net realized gain (loss) on bond forward contracts	—	—	—
Net realized gain (loss) on foreign currency contracts	—	—	3,864,053
Net realized gain (loss) on other foreign currency transactions	—	—	(104,027)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	21,073,147	8,068,733	131,021,700

The accompanying notes are an integral part of these financial statements.

106

Hartford Multi-Strategy Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2019

	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income and Growth Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$—	$—	$(73,724,205)
Net unrealized appreciation (depreciation) of investments in affiliated investment companies	26,377,718	19,745,796	—
Net unrealized appreciation (depreciation) of purchased options contracts	—	—	—
Net unrealized appreciation (depreciation) of futures contracts	—	—	(41,252)
Net unrealized appreciation (depreciation) of written options contracts	—	—	—
Net unrealized appreciation (depreciation) of swap contracts	—	—	7,625
Net unrealized appreciation (depreciation) of bond forward contracts	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	—	(622,893)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	—	—	20,554

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	26,377,718	19,745,796	(74,360,171)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	47,450,865	27,814,529	56,661,529

Net Increase (Decrease) in Net Assets Resulting from Operations	$58,617,144	$37,594,102	$84,155,371

The accompanying notes are an integral part of these financial statements.

107

Hartford Multi-Strategy Funds

Statements of Changes in Net Assets

	The Hartford Balanced Income Fund		Hartford AARP Balanced Retirement Fund		The Hartford Checks and Balances Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$317,063,765	$308,482,778	$3,035,068	$3,153,390	$23,701,487	$28,706,242
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	125,189,429	437,204,349	987,744	1,423,579	97,507,194	121,915,297
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	1,101,795,618	(894,417,342)	2,018,265	(3,953,090)	77,511,220	(113,266,170)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,544,048,812	(148,730,215)	6,041,077	623,879	198,719,901	37,355,369

Distributions to Shareholders:
Class A	(207,094,162)	(176,853,791)	(1,052,429)	(686,462)	(118,347,376)	(167,742,739)
Class C	(194,171,595)	(173,859,546)	(703,819)	(419,225)	(16,616,057)	(36,308,346)
Class I	(213,576,656)	(193,112,284)	(1,183,385)	(914,277)	(6,115,188)	(7,811,537)
Class R3	(11,863,024)	(11,274,621)	(140,237)	(120,685)	(1,452,359)	(2,248,772)
Class R4	(7,778,548)	(5,881,961)	(139,944)	(122,877)	(503,671)	(699,776)
Class R5	(3,121,782)	(2,693,171)	(146,932)	(126,157)	(42,828)	(347,066)
Class R6	(7,718,458)	(4,021,864)	(252)	—	—	—
Class Y	(9,789,523)	(7,390,449)	(1,349,201)	(1,487,370)	—	—
Class F	(104,071,772)	(74,006,981)	(23,318)	(23,343)	(75,764)	(150,979)

Total distributions	(759,185,520)	(649,094,668)	(4,739,517)	(3,900,396)	(143,153,243)	(215,309,215)

Capital Share Transactions:
Sold	2,840,448,032	2,963,749,861	25,363,961	26,744,234	188,637,635	179,589,822
Issued in reorganization	—	—	141,613,619	—	—	—
Issued on reinvestment of distributions	704,992,456	599,462,355	4,656,431	3,841,722	142,002,404	213,286,440
Redeemed	(2,900,273,594)	(3,111,744,570)	(93,968,074)	(12,806,680)	(340,115,811)	(403,808,104)

Net increase (decrease) from capital share transactions	645,166,894	451,467,646	77,665,937	17,779,276	(9,475,772)	(10,931,842)

Net Increase (Decrease) in Net Assets	1,430,030,186	(346,357,237)	78,967,497	14,502,759	46,090,886	(188,885,688)

Net Assets:
Beginning of period	11,619,820,291	11,966,177,528	79,301,649	64,798,890	1,527,486,490	1,716,372,178

End of period	$13,049,850,477	$11,619,820,291	$158,269,146	$79,301,649	$1,573,577,376	$1,527,486,490

The accompanying notes are an integral part of these financial statements.

108

Hartford Multi-Strategy Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Conservative Allocation Fund		The Hartford Global Real Asset Fund (consolidated)		The Hartford Growth Allocation Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$3,655,881	$3,358,170	$7,605,122	$5,293,823	$11,166,279	$10,942,590
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	934,511	3,329,976	(19,864,597)	18,552,305	21,073,147	49,531,588
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	6,513,136	(7,400,097)	14,064,288	(26,534,998)	26,377,718	(56,433,933)

Net Increase (Decrease) in Net Assets Resulting from Operations	11,103,528	(711,951)	1,804,813	(2,688,870)	58,617,144	4,040,245

Distributions to Shareholders:
Class A	(2,912,028)	(2,551,364)	(308,202)	(542,904)	(18,140,238)	(11,718,427)
Class C	(296,093)	(550,230)	(45,411)	(141,439)	(1,133,563)	(2,249,137)
Class I	(50,197)	(56,095)	(764,332)	(874,685)	(421,394)	(300,459)
Class R3	(109,866)	(189,259)	(1,759)	(2,363)	(352,176)	(234,717)
Class R4	(71,418)	(85,069)	(3,961)	(13,287)	(262,478)	(246,007)
Class R5	(61,359)	(64,019)	(305)	(2,404)	(219,881)	(144,172)
Class R6	—	—	—	—	—	—
Class Y	—	—	(2,943,318)	(4,489,650)	—	—
Class F	(356)	(351)	(2,578,535)	(3,953,204)	(441)	(306)

Total distributions	(3,501,317)	(3,496,387)	(6,645,823)	(10,019,936)	(20,530,171)	(14,893,225)

Capital Share Transactions:
Sold	43,104,618	25,420,257	37,302,534	60,494,351	55,433,148	96,116,382
Issued in reorganization	—	—	—	—	—	—
Issued on reinvestment of distributions	3,438,110	3,420,674	6,366,743	9,587,440	20,243,863	14,636,515
Redeemed	(36,568,499)	(40,175,727)	(73,892,874)	(48,698,993)	(115,846,338)	(177,940,737)

Net increase (decrease) from capital share transactions	9,974,229	(11,334,796)	(30,223,597)	21,382,798	(40,169,327)	(67,187,840)

Net Increase (Decrease) in Net Assets	17,576,440	(15,543,134)	(35,064,607)	8,673,992	(2,082,354)	(78,040,820)

Net Assets:
Beginning of period	111,791,578	127,334,712	298,302,342	289,628,350	604,583,559	682,624,379

End of period	$129,368,018	$111,791,578	$263,237,735	$298,302,342	$602,501,205	$604,583,559

The accompanying notes are an integral part of these financial statements.

109

Hartford Multi-Strategy Funds

Statements of Changes in Net Assets – (continued)

	Hartford Moderate Allocation Fund		Hartford Multi-Asset Income and Growth Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Operations:
Net investment income (loss)	$9,779,573	$10,516,104	$27,493,842	$13,619,455
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	8,068,733	24,997,316	131,021,700	57,628,325
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	19,745,796	(36,141,121)	(74,360,171)	(55,406,056)

Net Increase (Decrease) in Net Assets Resulting from Operations	37,594,102	(627,701)	84,155,371	15,841,724

Distributions to Shareholders:
Class A	(26,595,064)	(15,893,623)	(60,429,364)	(8,284,065)
Class C	(2,965,479)	(3,950,538)	(9,204,112)	(1,029,263)
Class I	(924,092)	(455,314)	(6,271,868)	(899,977)
Class R3	(1,396,505)	(1,003,505)	(167,614)	(24,369)
Class R4	(574,129)	(365,426)	(209,275)	(25,185)
Class R5	(441,321)	(322,847)	(16,254)	(2,273)
Class R6	—	—	(138,508)	(6,811)
Class Y	—	—	(1,527,185)	(256,379)
Class F	(924)	(565)	(9,459,307)	(1,575,703)

Total distributions	(32,897,514)	(21,991,818)	(87,423,487)	(12,104,025)

Capital Share Transactions:
Sold	36,252,039	68,809,350	158,866,307	217,511,383
Issued in reorganization	—	—	—	—
Issued on reinvestment of distributions	32,455,199	21,643,392	85,714,706	11,800,751
Redeemed	(93,233,316)	(125,573,877)	(184,611,405)	(233,163,934)

Net increase (decrease) from capital share transactions	(24,526,078)	(35,121,135)	59,969,608	(3,851,800)

Net Increase (Decrease) in Net Assets	(19,829,490)	(57,740,654)	56,701,492	(114,101)

Net Assets:
Beginning of period	417,984,412	475,725,066	935,478,036	935,592,137

End of period	$398,154,922	$417,984,412	$992,179,528	$935,478,036

The accompanying notes are an integral part of these financial statements.

110

Hartford Multi-Strategy Funds

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)	Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(5)	Portfolio Turnover

The Hartford Balanced Income Fund

For the Year Ended October 31, 2019
A	$13.86	$0.38	$1.43	$1.81	$(0.38)	$(0.53)	$—	$(0.91)	$14.76	13.88%	$3,517,691	0.90%	0.90%		2.73%	54%
C	13.65	0.28	1.41	1.69	(0.28)	(0.53)	—	(0.81)	14.53	13.08	3,365,430	1.65	1.65		1.99	54
I	13.86	0.42	1.44	1.86	(0.42)	(0.53)	—	(0.95)	14.77	14.24	3,670,729	0.65	0.65		2.98	54
R3	13.90	0.34	1.44	1.78	(0.33)	(0.53)	—	(0.86)	14.82	13.54	190,851	1.26	1.26		2.38	54
R4	13.91	0.38	1.44	1.82	(0.37)	(0.53)	—	(0.90)	14.83	13.88	103,304	0.97	0.97		2.68	54
R5	13.93	0.42	1.45	1.87	(0.42)	(0.53)	—	(0.95)	14.85	14.14	43,770	0.67	0.67		2.99	54
R6	14.01	0.43	1.45	1.88	(0.43)	(0.53)	—	(0.96)	14.93	14.24	192,279	0.58	0.58		3.01	54
Y	14.01	0.43	1.44	1.87	(0.42)	(0.53)	—	(0.95)	14.93	14.16	150,620	0.66	0.65		3.00	54
F	13.87	0.43	1.43	1.86	(0.43)	(0.53)	—	(0.96)	14.77	14.24	1,815,178	0.57	0.57		3.06	54

For the Year Ended October 31, 2018
A	$14.80	$0.38	$(0.53)	$(0.15)	$(0.36)	$(0.43)	$—	$(0.79)	$13.86	(1.14)%	$3,127,224	0.91%	0.91%		2.64%	48%
C	14.59	0.27	(0.52)	(0.25)	(0.26)	(0.43)	—	(0.69)	13.65	(1.90)	3,350,560	1.66	1.66		1.89	48
I	14.80	0.42	(0.53)	(0.11)	(0.40)	(0.43)	—	(0.83)	13.86	(0.89)	3,092,500	0.65	0.65		2.89	48
R3	14.84	0.33	(0.53)	(0.20)	(0.31)	(0.43)	—	(0.74)	13.90	(1.49)	196,578	1.28	1.27		2.28	48
R4	14.85	0.37	(0.53)	(0.16)	(0.35)	(0.43)	—	(0.78)	13.91	(1.19)	121,239	0.98	0.97		2.57	48
R5	14.87	0.41	(0.53)	(0.12)	(0.39)	(0.43)	—	(0.82)	13.93	(0.91)	52,640	0.68	0.68		2.86	48
R6	14.94	0.43	(0.52)	(0.09)	(0.41)	(0.43)	—	(0.84)	14.01	(0.74)	87,445	0.58	0.58		2.95	48
Y	14.94	0.42	(0.52)	(0.10)	(0.40)	(0.43)	—	(0.83)	14.01	(0.79)	146,051	0.63	0.63		2.92	48
F	14.80	0.43	(0.52)	(0.09)	(0.41)	(0.43)	—	(0.84)	13.87	(0.75)	1,445,583	0.58	0.58		2.96	48

For the Year Ended October 31, 2017
A	$13.80	$0.37	$1.14	$1.51	$(0.36)	$(0.15)	$—	$(0.51)	$14.80	11.16%	$3,297,181	0.92%	0.92%		2.63%	39%
C	13.61	0.26	1.12	1.38	(0.25)	(0.15)	—	(0.40)	14.59	10.37	3,657,126	1.66	1.66		1.89	39
I	13.80	0.41	1.13	1.54	(0.39)	(0.15)	—	(0.54)	14.80	11.41	3,351,891	0.69	0.69		2.86	39
R3	13.84	0.33	1.13	1.46	(0.31)	(0.15)	—	(0.46)	14.84	10.79	222,526	1.30	1.24		2.30	39
R4	13.85	0.37	1.13	1.50	(0.35)	(0.15)	—	(0.50)	14.85	11.10	109,315	1.00	0.94		2.61	39
R5	13.86	0.41	1.14	1.55	(0.39)	(0.15)	—	(0.54)	14.87	11.44	45,300	0.70	0.69		2.85	39
R6	13.93	0.42	1.14	1.56	(0.40)	(0.15)	—	(0.55)	14.94	11.48	31,234	0.60	0.60		2.89	39
Y	13.93	0.42	1.14	1.56	(0.40)	(0.15)	—	(0.55)	14.94	11.46	124,655	0.62	0.62		2.91	39
F(6)	14.20	0.24	0.66	0.90	(0.30)	—	—	(0.30)	14.80	6.41 (7)	1,126,948	0.60 (8)	0.60	(8)	2.47 (8)	39

For the Year Ended October 31, 2016
A	$13.41	$0.37	$0.57	$0.94	$(0.33)	$(0.22)	$—	$(0.55)	$13.80	7.29%	$3,076,342	0.96%	0.96	%(9)	2.73%	36%
B	13.37	0.37	0.57	0.94	(0.32)	(0.22)	—	(0.54)	13.77	7.30	6,529	1.08	1.00	(9)	2.74	36
C	13.24	0.26	0.57	0.83	(0.24)	(0.22)	—	(0.46)	13.61	6.48	3,171,408	1.69	1.69	(9)	1.99	36
I	13.41	0.40	0.58	0.98	(0.37)	(0.22)	—	(0.59)	13.80	7.57	2,290,723	0.70	0.70	(9)	2.95	36
R3	13.45	0.33	0.58	0.91	(0.30)	(0.22)	—	(0.52)	13.84	6.98	174,319	1.32	1.25	(9)	2.43	36
R4	13.45	0.37	0.59	0.96	(0.34)	(0.22)	—	(0.56)	13.85	7.36	106,451	1.02	0.95	(9)	2.71	36
R5	13.47	0.40	0.58	0.98	(0.37)	(0.22)	—	(0.59)	13.86	7.53	31,698	0.72	0.70	(9)	2.97	36
R6	13.53	0.41	0.59	1.00	(0.38)	(0.22)	—	(0.60)	13.93	7.65	9,636	0.62	0.62	(9)	3.04	36
Y	13.53	0.41	0.59	1.00	(0.38)	(0.22)	—	(0.60)	13.93	7.65	86,177	0.62	0.62	(9)	3.00	36

For the Year Ended October 31, 2015
A	$13.72	$0.33	$(0.10)	$0.23	$(0.33)	$(0.21)	$—	$(0.54)	$13.41	1.77%	$2,635,923	0.95%	0.95%		2.48%	39%
B	13.69	0.35	(0.14)	0.21	(0.32)	(0.21)	—	(0.53)	13.37	1.63	12,811	1.06	0.99		2.56	39
C	13.56	0.25	(0.12)	0.13	(0.24)	(0.21)	—	(0.45)	13.24	1.01	2,414,291	1.69	1.69		1.84	39
I	13.72	0.38	(0.11)	0.27	(0.37)	(0.21)	—	(0.58)	13.41	2.04	1,274,683	0.69	0.69		2.85	39
R3	13.77	0.31	(0.13)	0.18	(0.29)	(0.21)	—	(0.50)	13.45	1.40	127,608	1.31	1.24		2.30	39
R4	13.77	0.35	(0.13)	0.22	(0.33)	(0.21)	—	(0.54)	13.45	1.70	66,468	1.01	0.94		2.60	39
R5	13.78	0.38	(0.11)	0.27	(0.37)	(0.21)	—	(0.58)	13.47	2.03	22,907	0.71	0.69		2.84	39
R6(2)	13.90	0.33	(0.12)	0.21	(0.37)	(0.21)	—	(0.58)	13.53	1.65 (7)	6,072	0.67 (8)	0.64	(8)	2.50 (8)	39
Y	13.84	0.40	(0.12)	0.28	(0.38)	(0.21)	—	(0.59)	13.53	2.10	32,808	0.61	0.61		2.92	39

The accompanying notes are an integral part of these financial statements.

111

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)	Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(5)	Portfolio Turnover

Hartford AARP Balanced Retirement Fund

For the Year Ended October 31, 2019
A	$9.08	$0.27	$0.40	$0.67	$(0.55)	$—	$—	$(0.55)	$9.20	7.95%	$83,998	1.06%	0.71%		3.00%	207%
C	9.08	0.23	0.38	0.61	(0.48)	—	—	(0.48)	9.21	7.14	39,757	1.85	1.45		2.57	207
I	9.07	0.36	0.34	0.70	(0.57)	—	—	(0.57)	9.20	8.16	26,433	0.86	0.61		3.99	207
R3	9.08	0.36	0.35	0.71	(0.58)	—	—	(0.58)	9.21	8.24	1,279	1.31	0.55		4.02	207
R4	9.08	0.38	0.33	0.71	(0.63)	—	—	(0.63)	9.16	8.35	349	1.05	0.54		4.16	207
R5	9.07	0.36	0.34	0.70	(0.60)	—	—	(0.60)	9.17	8.28	806	0.79	0.54		3.93	207
R6(10)	8.93	0.21	0.27	0.48	(0.22)	—	—	(0.22)	9.19	5.42 (7)	11	0.75 (8)	0.48	(8)	3.43 (8)	207
Y	9.07	0.38	0.31	0.69	(0.62)	—	—	(0.62)	9.14	8.21	3,746	0.79	0.53		4.17	207
F	9.07	0.26	0.44	0.70	(0.64)	—	—	(0.64)	9.13	8.27	1,889	0.73	0.44		3.02	207

For the Year Ended October 31, 2018
A	$9.46	$0.41	$(0.28)	$0.13	$(0.51)	$—	$—	$(0.51)	$9.08	1.26%	$13,324	1.20%	0.78%		4.35%	61%
C	9.47	0.35	(0.29)	0.06	(0.45)	—	—	(0.45)	9.08	0.55	11,686	1.98	1.47		3.71	61
I	9.46	0.42	(0.28)	0.14	(0.53)	—	—	(0.53)	9.07	1.40	20,780	0.98	0.68		4.51	61
R3	9.47	0.40	(0.28)	0.12	(0.51)	—	—	(0.51)	9.08	1.21	2,225	1.61	0.84		4.28	61
R4	9.46	0.41	(0.28)	0.13	(0.51)	—	—	(0.51)	9.08	1.27	2,241	1.31	0.78		4.34	61
R5	9.46	0.41	(0.28)	0.13	(0.52)	—	—	(0.52)	9.07	1.27	2,256	1.01	0.72		4.40	61
Y	9.46	0.42	(0.28)	0.14	(0.53)	—	—	(0.53)	9.07	1.37	26,398	0.89	0.61		4.51	61
F	9.46	0.42	(0.27)	0.15	(0.54)	—	—	(0.54)	9.07	1.39	391	0.89	0.61		4.50	61

For the Year Ended October 31, 2017
A	$9.04	$0.39	$0.41	$0.80	$(0.38)	$—	$—	$(0.38)	$9.46	9.06%	$11,877	1.26%	0.95%		4.26%	85%
C	9.04	0.34	0.41	0.75	(0.32)	—	—	(0.32)	9.47	8.42	6,972	2.05	1.58		3.65	85
I	9.04	0.41	0.41	0.82	(0.40)	—	—	(0.40)	9.46	9.22	13,310	1.07	0.83		4.40	85
R3	9.04	0.38	0.41	0.79	(0.36)	—	—	(0.36)	9.47	8.95	2,197	1.68	1.12		4.11	85
R4	9.04	0.39	0.41	0.80	(0.38)	—	—	(0.38)	9.46	9.00	2,211	1.38	1.00		4.22	85
R5	9.04	0.40	0.41	0.81	(0.39)	—	—	(0.39)	9.46	9.18	2,225	1.08	0.87		4.36	85
Y	9.04	0.40	0.42	0.82	(0.40)	—	—	(0.40)	9.46	9.29	25,587	0.98	0.79		4.40	85
F(6)	9.21	0.28	0.24	0.52	(0.27)	—	—	(0.27)	9.46	5.72 (7)	419	0.97 (8)	0.66	(8)	4.48 (8)	85

For the Year Ended October 31, 2016
A	$9.14	$0.43	$(0.06)	$0.37	$(0.38)	$—	$(0.09)	$(0.47)	$9.04	4.31%	$13,352	1.37%	1.13	%(11)	4.88%	80%
C	9.14	0.36	(0.06)	0.30	(0.32)	—	(0.08)	(0.40)	9.04	3.49	4,659	2.07	1.88	(11)	4.06	80
I	9.14	0.44	(0.05)	0.39	(0.40)	—	(0.09)	(0.49)	9.04	4.46	12,530	1.10	0.87	(11)	4.91	80
R3	9.14	0.40	(0.06)	0.34	(0.36)	—	(0.08)	(0.44)	9.04	3.87	2,018	1.72	1.43	(11)	4.51	80
R4	9.14	0.43	(0.04)	0.37	(0.38)	—	(0.09)	(0.47)	9.04	4.19	2,028	1.42	1.13	(11)	4.81	80
R5	9.14	0.44	(0.05)	0.39	(0.40)	—	(0.09)	(0.49)	9.04	4.40	2,038	1.12	0.94	(11)	5.00	80
Y	9.15	0.45	(0.06)	0.39	(0.41)	—	(0.09)	(0.50)	9.04	4.55	35,383	1.02	0.84	(11)	5.06	80

For the Year Ended October 31, 2015
A	$9.95	$0.38	$(0.72)	$(0.34)	$(0.43)	$—	$(0.04)	$(0.47)	$9.14	(3.55)%	$12,061	1.22%	1.12%		3.98%	86%
C	9.94	0.31	(0.72)	(0.41)	(0.36)	—	(0.03)	(0.39)	9.14	(4.18)	4,426	1.94	1.87		3.27	86
I	9.95	0.41	(0.73)	(0.32)	(0.45)	—	(0.04)	(0.49)	9.14	(3.18)	2,891	0.92	0.85		4.33	86
R3	9.95	0.36	(0.73)	(0.37)	(0.40)	—	(0.04)	(0.44)	9.14	(3.75)	1,936	1.60	1.42		3.73	86
R4	9.95	0.39	(0.73)	(0.34)	(0.43)	—	(0.04)	(0.47)	9.14	(3.45)	1,945	1.30	1.12		4.03	86
R5	9.95	0.40	(0.73)	(0.33)	(0.44)	—	(0.04)	(0.48)	9.14	(3.27)	1,950	1.00	0.93		4.22	86
Y	9.95	0.41	(0.72)	(0.31)	(0.45)	—	(0.04)	(0.49)	9.15	(3.17)	108,112	0.90	0.83		4.26	86

The accompanying notes are an integral part of these financial statements.

112

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)	Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(5)	Portfolio Turnover

The Hartford Checks and Balances Fund

For the Year Ended October 31, 2019
A	$9.36	$0.15	$1.01	$1.16	$(0.32)	$(0.56)	$—	$(0.88)	$9.64	13.95%	$1,311,955	0.39%	0.39%	1.63%	28%
C	9.29	0.08	1.00	1.08	(0.24)	(0.56)	—	(0.80)	9.57	13.06	166,663	1.16	1.16	0.85	28
I	9.37	0.17	1.03	1.20	(0.35)	(0.56)	—	(0.91)	9.66	14.36	66,574	0.13	0.13	1.89	28
R3	9.32	0.12	1.01	1.13	(0.29)	(0.56)	—	(0.85)	9.60	13.57	15,733	0.75	0.74	1.27	28
R4	9.33	0.15	1.01	1.16	(0.32)	(0.56)	—	(0.88)	9.61	13.92	5,847	0.43	0.43	1.58	28
R5	9.37	0.12	1.04	1.16	(0.47)	(0.56)	—	(1.03)	9.50	13.91	336	0.16	0.16	1.29	28
F	9.37	0.20	1.01	1.21	(0.36)	(0.56)	—	(0.92)	9.66	14.47	6,470	0.04	0.04	2.07	28

For the Year Ended October 31, 2018
A	$10.45	$0.18	$0.05	$0.23	$(0.37)	$(0.95)	$—	$(1.32)	$9.36	2.17%	$1,246,869	0.38%	0.38%	1.87%	28%
C	10.38	0.11	0.05	0.16	(0.30)	(0.95)	—	(1.25)	9.29	1.39	195,591	1.15	1.15	1.12	28
I	10.47	0.20	0.05	0.25	(0.40)	(0.95)	—	(1.35)	9.37	2.33	62,762	0.13	0.13	2.10	28
R3	10.41	0.15	0.05	0.20	(0.34)	(0.95)	—	(1.29)	9.32	1.80	16,209	0.76	0.75	1.51	28
R4	10.42	0.17	0.06	0.23	(0.37)	(0.95)	—	(1.32)	9.33	2.10	5,162	0.47	0.47	1.77	28
R5	10.47	0.21	0.03	0.24	(0.39)	(0.95)	—	(1.34)	9.37	2.29	478	0.16	0.16	2.18	28
F	10.46	0.19	0.08	0.27	(0.41)	(0.95)	—	(1.36)	9.37	2.51	417	0.04	0.04	1.96	28

For the Year Ended October 31, 2017
A	$9.85	$0.14	$1.28	$1.42	$(0.13)	$(0.69)	$—	$(0.82)	$10.45	15.27%	$1,326,959	0.38%	0.38%	1.44%	3%
C	9.78	0.07	1.27	1.34	(0.05)	(0.69)	—	(0.74)	10.38	14.46	303,378	1.13	1.13	0.70	3
I	9.86	0.16	1.29	1.45	(0.15)	(0.69)	—	(0.84)	10.47	15.63	58,494	0.16	0.16	1.63	3
R3	9.81	0.10	1.28	1.38	(0.09)	(0.69)	—	(0.78)	10.41	14.89	18,645	0.75	0.75	1.04	3
R4	9.82	0.13	1.28	1.41	(0.12)	(0.69)	—	(0.81)	10.42	15.24	5,372	0.45	0.45	1.35	3
R5	9.86	0.20	1.25	1.45	(0.15)	(0.69)	—	(0.84)	10.47	15.66	2,082	0.14	0.14	1.99	3
F(6)	9.86	0.11	0.60	0.71	(0.11)	—	—	(0.11)	10.46	7.27 (7)	1,441	0.04 (8)	0.04 (8)	1.57 (8)	3

For the Year Ended October 31, 2016
A	$10.81	$0.14	$0.11	$0.25	$(0.19)	$(1.02)	$—	$(1.21)	$9.85	2.78%	$1,386,748	0.41%	0.41%	1.46%	8%
B	10.76	0.07	0.09	0.16	(0.09)	(1.02)	—	(1.11)	9.81	1.93	32,027	1.21	1.21	0.72	8
C	10.75	0.07	0.09	0.16	(0.11)	(1.02)	—	(1.13)	9.78	1.94	321,436	1.16	1.16	0.71	8
I	10.83	0.17	0.09	0.26	(0.21)	(1.02)	—	(1.23)	9.86	2.97	39,557	0.19	0.19	1.69	8
R3	10.78	0.10	0.10	0.20	(0.15)	(1.02)	—	(1.17)	9.81	2.35	14,554	0.77	0.77	1.05	8
R4	10.79	0.13	0.10	0.23	(0.18)	(1.02)	—	(1.20)	9.82	2.64	4,457	0.47	0.47	1.38	8
R5	10.82	0.16	0.11	0.27	(0.21)	(1.02)	—	(1.23)	9.86	3.04	4,893	0.16	0.16	1.69	8

For the Year Ended October 31, 2015
A	$11.89	$0.14	$0.11	$0.25	$(0.43)	$(0.90)	$—	$(1.33)	$10.81	2.38%	$1,443,659	0.39%	0.39%	1.26%	7%
B	11.83	0.07	0.10	0.17	(0.34)	(0.90)	—	(1.24)	10.76	1.64	87,066	1.20	1.20	0.64	7
C	11.83	0.05	0.12	0.17	(0.35)	(0.90)	—	(1.25)	10.75	1.64	351,257	1.14	1.14	0.47	7
I	11.90	0.21	0.07	0.28	(0.45)	(0.90)	—	(1.35)	10.83	2.64	36,770	0.16	0.16	1.93	7
R3	11.86	0.08	0.13	0.21	(0.39)	(0.90)	—	(1.29)	10.78	2.03	13,247	0.75	0.75	0.73	7
R4	11.87	0.12	0.13	0.25	(0.43)	(0.90)	—	(1.33)	10.79	2.33	4,652	0.45	0.45	1.13	7
R5	11.90	0.15	0.13	0.28	(0.46)	(0.90)	—	(1.36)	10.82	2.65	5,150	0.14	0.14	1.37	7

The Hartford Conservative Allocation Fund

For the Year Ended October 31, 2019
A	$10.23	$0.31	$0.60	$0.91	$(0.31)	$—	$—	$(0.31)	$10.83	9.28%	$105,569	0.60%	0.59%	3.02%	38%
C	10.05	0.22	0.62	0.84	(0.18)	—	—	(0.18)	10.71	8.41	14,947	1.36	1.36	2.15	38
I	10.25	0.38	0.55	0.93	(0.33)	—	—	(0.33)	10.85	9.49	1,253	0.34	0.34	3.63	38
R3	10.21	0.29	0.59	0.88	(0.26)	—	—	(0.26)	10.83	8.89	3,481	0.95	0.93	2.81	38
R4	10.24	0.32	0.59	0.91	(0.31)	—	—	(0.31)	10.84	9.22	2,094	0.65	0.63	3.06	38
R5	10.28	0.34	0.60	0.94	(0.34)	—	—	(0.34)	10.88	9.56	2,013	0.35	0.33	3.28	38
F	10.26	0.31	0.64	0.95	(0.35)	—	—	(0.35)	10.86	9.62	12	0.24	0.24	2.98	38

The accompanying notes are an integral part of these financial statements.

113

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)	Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(5)	Portfolio Turnover

The Hartford Conservative Allocation Fund – (continued)

For the Year Ended October 31, 2018
A	$10.60	$0.31	$(0.37)	$(0.06)	$(0.31)	$—	$—	$(0.31)	$10.23	(0.59)%	$84,379	0.61%	0.60%	2.91%	32%
C	10.41	0.21	(0.35)	(0.14)	(0.22)	—	—	(0.22)	10.05	(1.38)	17,552	1.37	1.36	2.04	32
I	10.63	0.35	(0.38)	(0.03)	(0.35)	—	—	(0.35)	10.25	(0.39)	1,217	0.38	0.36	3.38	32
R3	10.57	0.29	(0.37)	(0.08)	(0.28)	—	—	(0.28)	10.21	(0.80)	4,327	0.96	0.86	2.80	32
R4	10.61	0.31	(0.36)	(0.05)	(0.32)	—	—	(0.32)	10.24	(0.51)	2,461	0.66	0.56	3.00	32
R5	10.66	0.33	(0.36)	(0.03)	(0.35)	—	—	(0.35)	10.28	(0.32)	1,845	0.36	0.26	3.13	32
F	10.63	0.34	(0.36)	(0.02)	(0.35)	—	—	(0.35)	10.26	(0.23)	11	0.24	0.24	3.19	32

For the Year Ended October 31, 2017
A	$9.81	$0.13	$0.79	$0.92	$(0.13)	$—	$—	$(0.13)	$10.60	9.51%	$86,987	0.58%	0.55%	1.24%	17	%(12)
C	9.62	0.05	0.79	0.84	(0.05)	—	—	(0.05)	10.41	8.80	26,424	1.33	1.30	0.49	17
I	9.83	0.15	0.81	0.96	(0.16)	—	—	(0.16)	10.63	9.92	1,835	0.29	0.27	1.47	17
R3	9.79	0.10	0.79	0.89	(0.11)	—	—	(0.11)	10.57	9.21	7,135	0.94	0.80	1.02	17
R4	9.82	0.13	0.80	0.93	(0.14)	—	—	(0.14)	10.61	9.57	2,693	0.64	0.50	1.25	17
R5	9.86	0.16	0.81	0.97	(0.17)	—	—	(0.17)	10.66	9.99	2,251	0.34	0.20	1.58	17
F(6)	10.03	0.08	0.52	0.60	—	—	—	—	10.63	5.98 (7)	11	0.23 (8)	0.20 (8)	1.22 (8)	17

For the Year Ended October 31, 2016
A	$9.85	$0.09	$0.02	$0.11	$(0.03)	$(0.12)	$—	$(0.15)	$9.81	1.26%	$95,802	0.60%	0.54%	0.90%	80%
B	9.73	0.02	0.02	0.04	(0.02)	(0.12)	—	(0.14)	9.63	0.44	1,416	1.49	1.29	0.16	80
C	9.73	0.01	0.01	0.02	(0.01)	(0.12)	—	(0.13)	9.62	0.34	31,115	1.34	1.29	0.15	80
I	9.86	0.11	0.02	0.13	(0.04)	(0.12)	—	(0.16)	9.83	1.45	1,087	0.32	0.27	1.18	80
R3	9.85	0.06	0.03	0.09	(0.03)	(0.12)	—	(0.15)	9.79	0.99	8,561	0.94	0.79	0.64	80
R4	9.86	0.09	0.03	0.12	(0.04)	(0.12)	—	(0.16)	9.82	1.28	2,340	0.64	0.49	0.94	80
R5	9.88	0.12	0.02	0.14	(0.04)	(0.12)	—	(0.16)	9.86	1.56	2,231	0.34	0.19	1.25	80

For the Year Ended October 31, 2015
A	$10.78	$0.10	$(0.42)	$(0.32)	$(0.15)	$(0.46)	$—	$(0.61)	$9.85	(3.01)%	$108,907	0.60%	0.60%	0.98%	15%
B	10.72	0.04	(0.44)	(0.40)	(0.13)	(0.46)	—	(0.59)	9.73	(3.83)	3,371	1.47	1.41	0.41	15
C	10.71	0.02	(0.41)	(0.39)	(0.13)	(0.46)	—	(0.59)	9.73	(3.70)	37,732	1.34	1.34	0.22	15
I	10.77	0.16	(0.45)	(0.29)	(0.16)	(0.46)	—	(0.62)	9.86	(2.74)	1,064	0.31	0.31	1.53	15
R3	10.81	0.07	(0.43)	(0.36)	(0.14)	(0.46)	—	(0.60)	9.85	(3.36)	8,256	0.94	0.91	0.72	15
R4	10.79	0.10	(0.42)	(0.32)	(0.15)	(0.46)	—	(0.61)	9.86	(3.02)	2,461	0.65	0.61	0.94	15
R5	10.79	0.14	(0.43)	(0.29)	(0.16)	(0.46)	—	(0.62)	9.88	(2.73)	2,504	0.34	0.31	1.37	15

The Hartford Global Real Asset Fund (consolidated)

For the Year Ended October 31, 2019
A	$9.00	$0.20	$(0.19)	$0.01	$(0.17)	$—	$—	$(0.17)	$8.84	0.27%	$14,360	1.51%	1.25%	2.32%	201%
C	8.78	0.13	(0.18)	(0.05)	(0.09)	—	—	(0.09)	8.64	(0.49)	3,038	2.29	2.00	1.53	201
I	9.00	0.23	(0.20)	0.03	(0.20)	—	—	(0.20)	8.83	0.47	38,226	1.16	0.99	2.63	201
R3	9.04	0.18	(0.19)	(0.01)	(0.15)	—	—	(0.15)	8.88	0.02	70	1.80	1.50	2.01	201
R4	9.02	0.20	(0.19)	0.01	(0.17)	—	—	(0.17)	8.86	0.27	59	1.49	1.20	2.29	201
R5	9.01	0.23	(0.20)	0.03	(0.26)	—	—	(0.26)	8.78	0.54	39	1.19	0.95	2.59	201
Y	9.00	0.24	(0.19)	0.05	(0.21)	—	—	(0.21)	8.84	0.67	96,453	1.14	0.90	2.68	201
F	9.00	0.24	(0.20)	0.04	(0.21)	—	—	(0.21)	8.83	0.55	110,993	1.08	0.90	2.67	201

For the Year Ended October 31, 2018
A	$9.38	$0.14	$(0.22)	$(0.08)	$(0.30)	$—	$—	$(0.30)	$9.00	(0.97)%	$17,794	1.55%	1.25%	1.48%	111%
C	9.15	0.07	(0.23)	(0.16)	(0.21)	—	—	(0.21)	8.78	(1.71)	4,622	2.31	2.00	0.73	111
I	9.38	0.17	(0.22)	(0.05)	(0.33)	—	—	(0.33)	9.00	(0.68)	35,607	1.17	0.95	1.77	111
R3	9.40	0.12	(0.23)	(0.11)	(0.25)	—	—	(0.25)	9.04	(1.26)	103	1.83	1.50	1.23	111
R4	9.39	0.15	(0.21)	(0.06)	(0.31)	—	—	(0.31)	9.02	(0.82)	207	1.53	1.20	1.59	111
R5	9.39	0.17	(0.22)	(0.05)	(0.33)	—	—	(0.33)	9.01	(0.68)	10	1.22	0.95	1.82	111
Y	9.39	0.17	(0.22)	(0.05)	(0.34)	—	—	(0.34)	9.00	(0.67)	128,897	1.16	0.90	1.83	111
F	9.38	0.17	(0.22)	(0.05)	(0.33)	—	—	(0.33)	9.00	(0.64)	111,062	1.11	0.90	1.82	111

The accompanying notes are an integral part of these financial statements.

114

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)	Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(5)	Portfolio Turnover

The Hartford Global Real Asset Fund (consolidated) – (continued)

For the Year Ended October 31, 2017
A	$8.67	$0.11	$0.64	$0.75	$(0.04)	$—	$—	$(0.04)	$9.38	8.65%	$16,990	1.55%	1.25%		1.20%	103%
C	8.48	0.04	0.63	0.67	—	—	—	—	9.15	7.90	7,138	2.25	2.00		0.44	103
I	8.67	0.13	0.64	0.77	(0.06)	—	—	(0.06)	9.38	8.93	29,092	1.16	0.99		1.46	103
R3	8.69	0.08	0.65	0.73	(0.02)	—	—	(0.02)	9.40	8.43	151	1.92	1.50		0.94	103
R4	8.67	0.11	0.64	0.75	(0.03)	—	—	(0.03)	9.39	8.71	433	1.49	1.20		1.24	103
R5	8.68	0.14	0.64	0.78	(0.07)	—	—	(0.07)	9.39	9.00	67	1.17	0.95		1.53	103
Y	8.68	0.13	0.65	0.78	(0.07)	—	—	(0.07)	9.39	9.01	123,742	1.09	0.90		1.46	103
F(6)	8.93	0.11	0.34	0.45	—	—	—	—	9.38	5.04 (7)	112,016	1.08 (8)	0.90	(8)	1.79 (8)	103

For the Year Ended October 31, 2016
A	$8.15	$0.09	$0.49	$0.58	$(0.06)	$—	$—	$(0.06)	$8.67	7.27%	$20,262	1.61%	1.26	%(13)	1.09%	115%
C	7.97	0.03	0.48	0.51	—	—	—	—	8.48	6.40	8,702	2.30	2.01	(13)	0.33	115
I	8.16	0.11	0.49	0.60	(0.09)	—	—	(0.09)	8.67	7.51	24,931	1.18	0.99	(13)	1.35	115
R3	8.17	0.07	0.49	0.56	(0.04)	—	—	(0.04)	8.69	6.86	126	1.95	1.49	(13)	0.81	115
R4	8.17	0.08	0.50	0.58	(0.08)	—	—	(0.08)	8.67	7.17	511	1.50	1.21	(13)	1.05	115
R5	8.17	0.10	0.50	0.60	(0.09)	—	—	(0.09)	8.68	7.56	49	1.24	0.96	(13)	1.27	115
Y	8.17	0.11	0.50	0.61	(0.10)	—	—	(0.10)	8.68	7.64	210,071	1.10	0.91	(13)	1.42	115

For the Year Ended October 31, 2015
A	$9.85	$0.03	$(1.72)	$(1.69)	$(0.01)	$—	$—	$(0.01)	$8.15	(17.21)%	$23,604	1.67%	1.20%		0.32%	134%
C	9.70	0.04	(1.77)	(1.73)	—	—	—	—	7.97	(17.84)	10,087	2.40	1.95		0.43	134
I	9.87	0.12	(1.79)	(1.67)	(0.04)	—	—	(0.04)	8.16	(16.98)	19,495	1.29	0.95		1.38	134
R3	9.89	0.07	(1.79)	(1.72)	—	—	—	—	8.17	(17.39)	130	2.02	1.45		0.73	134
R4	9.88	0.10	(1.80)	(1.70)	(0.01)	—	—	(0.01)	8.17	(17.18)	2,861	1.60	1.15		1.10	134
R5	9.89	0.23	(1.90)	(1.67)	(0.05)	—	—	(0.05)	8.17	(16.97)	371	1.31	0.90		2.56	134
Y	9.89	0.13	(1.80)	(1.67)	(0.05)	—	—	(0.05)	8.17	(16.94)	242,288	1.19	0.85		1.42	134

The Hartford Growth Allocation Fund

For the Year Ended October 31, 2019
A	$12.07	$0.23	$0.94	$1.17	$(0.29)	$(0.14)	$—	$(0.43)	$12.81	10.25%	$522,271	0.55%	0.54%		1.90%	25%
C	11.83	0.15	0.92	1.07	(0.07)	(0.14)	—	(0.21)	12.69	9.33	50,463	1.33	1.32		1.22	25
I	12.02	0.26	0.93	1.19	(0.32)	(0.14)	—	(0.46)	12.75	10.54	11,245	0.24	0.24		2.16	25
R3	11.77	0.21	0.88	1.09	(0.24)	(0.14)	—	(0.38)	12.48	9.81	6,921	0.86	0.86		1.74	25
R4	12.00	0.24	0.91	1.15	(0.27)	(0.14)	—	(0.41)	12.74	10.15	5,657	0.57	0.57		2.01	25
R5	12.10	0.27	0.92	1.19	(0.32)	(0.14)	—	(0.46)	12.83	10.44	5,692	0.25	0.25		2.22	25
F	12.03	0.22	0.98	1.20	(0.33)	(0.14)	—	(0.47)	12.76	10.65	252	0.15	0.15		1.77	25

For the Year Ended October 31, 2018
A	$12.32	$0.22	$(0.18)	$0.04	$(0.29)	$—	$—	$(0.29)	$12.07	0.28%	$504,720	0.54%	0.54%		1.78%	32%
C	12.07	0.13	(0.17)	(0.04)	(0.20)	—	—	(0.20)	11.83	(0.41)	64,208	1.30	1.29		1.09	32
I	12.27	0.26	(0.18)	0.08	(0.33)	—	—	(0.33)	12.02	0.60	11,033	0.24	0.24		2.05	32
R3	12.02	0.18	(0.18)	—	(0.25)	—	—	(0.25)	11.77	(0.06)	10,776	0.86	0.86		1.43	32
R4	12.25	0.23	(0.19)	0.04	(0.29)	—	—	(0.29)	12.00	0.24	8,129	0.56	0.56		1.86	32
R5	12.35	0.24	(0.16)	0.08	(0.33)	—	—	(0.33)	12.10	0.55	5,706	0.26	0.26		1.93	32
F	12.28	0.27	(0.18)	0.09	(0.34)	—	—	(0.34)	12.03	0.66	11	0.15	0.15		2.12	32

For the Year Ended October 31, 2017
A	$10.35	$0.07	$1.95	$2.02	$(0.05)	$—	$—	$(0.05)	$12.32	19.54%	$503,042	0.53%	0.52%		0.63%	11	%(14)
C	10.17	(0.01)	1.91	1.90	—	—	—	—	12.07	18.68	140,855	1.27	1.27		(0.10)	11
I	10.31	0.10	1.94	2.04	(0.08)	—	—	(0.08)	12.27	19.91	10,468	0.22	0.22		0.87	11
R3	10.09	0.03	1.91	1.94	(0.01)	—	—	(0.01)	12.02	19.26	11,840	0.86	0.86		0.29	11
R4	10.29	0.07	1.94	2.01	(0.05)	—	—	(0.05)	12.25	19.56	10,699	0.55	0.55		0.64	11
R5	10.37	0.10	1.96	2.06	(0.08)	—	—	(0.08)	12.35	19.98	5,709	0.25	0.25		0.86	11
F(6)	11.07	0.04	1.17	1.21	—	—	—	—	12.28	10.93 (7)	11	0.15 (8)	0.15	(8)	0.47 (8)	11

The accompanying notes are an integral part of these financial statements.

115

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)	Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(5)	Portfolio Turnover

The Hartford Growth Allocation Fund – (continued)

For the Year Ended October 31, 2016
A	$11.25	$0.04	$(0.21)	$(0.17)	$(0.16)	$(0.57)	$—	$(0.73)	$10.35	(1.38)%	$507,111	0.57%	0.57%	0.37%	98%
B	11.10	(0.04)	(0.22)	(0.26)	(0.02)	(0.57)	—	(0.59)	10.25	(2.31)	7,399	1.51	1.47	(0.41)	98
C	11.06	(0.04)	(0.20)	(0.24)	(0.08)	(0.57)	—	(0.65)	10.17	(2.12)	154,929	1.30	1.30	(0.36)	98
I	11.21	0.06	(0.19)	(0.13)	(0.20)	(0.57)	—	(0.77)	10.31	(1.02)	7,490	0.26	0.26	0.63	98
R3	10.98	—	(0.20)	(0.20)	(0.12)	(0.57)	—	(0.69)	10.09	(1.68)	12,110	0.88	0.88	0.05	98
R4	11.19	0.04	(0.21)	(0.17)	(0.16)	(0.57)	—	(0.73)	10.29	(1.40)	11,769	0.58	0.58	0.36	98
R5	11.27	0.07	(0.21)	(0.14)	(0.19)	(0.57)	—	(0.76)	10.37	(1.06)	5,037	0.28	0.28	0.67	98

For the Year Ended October 31, 2015
A	$15.10	$0.14	$(0.41)	$(0.27)	$(0.34)	$(3.24)	$—	$(3.58)	$11.25	(1.57)%	$582,205	0.57%	0.55%	1.19%	14%
B	14.91	0.11	(0.48)	(0.37)	(0.20)	(3.24)	—	(3.44)	11.10	(2.45)	21,236	1.47	1.39	0.89	14
C	14.90	0.06	(0.41)	(0.35)	(0.25)	(3.24)	—	(3.49)	11.06	(2.26)	183,173	1.30	1.29	0.55	14
I	15.06	0.39	(0.62)	(0.23)	(0.38)	(3.24)	—	(3.62)	11.21	(1.23)	8,310	0.25	0.23	3.33	14
R3	14.83	0.13	(0.43)	(0.30)	(0.31)	(3.24)	—	(3.55)	10.98	(1.91)	14,233	0.89	0.84	1.08	14
R4	15.04	0.14	(0.41)	(0.27)	(0.34)	(3.24)	—	(3.58)	11.19	(1.60)	14,014	0.59	0.54	1.18	14
R5	15.13	0.17	(0.41)	(0.24)	(0.38)	(3.24)	—	(3.62)	11.27	(1.35)	5,681	0.29	0.24	1.43	14

Hartford Moderate Allocation Fund

For the Year Ended October 31, 2019
A	$11.80	$0.28	$0.74	$1.02	$(0.31)	$(0.64)	$—	$(0.95)	$11.87	9.72%	$328,639	0.54%	0.53%	2.46%	25%
C	11.54	0.20	0.74	0.94	(0.12)	(0.64)	—	(0.76)	11.72	8.96	35,454	1.31	1.30	1.79	25
I	11.85	0.33	0.73	1.06	(0.34)	(0.64)	—	(0.98)	11.93	10.08	9,817	0.25	0.25	2.85	25
R3	11.60	0.25	0.72	0.97	(0.26)	(0.64)	—	(0.90)	11.67	9.38	14,880	0.87	0.87	2.19	25
R4	11.79	0.31	0.70	1.01	(0.30)	(0.64)	—	(0.94)	11.86	9.65	3,325	0.58	0.58	2.73	25
R5	11.85	0.30	0.76	1.06	(0.33)	(0.64)	—	(0.97)	11.94	10.11	5,788	0.26	0.26	2.63	25
F	11.86	0.21	0.85	1.06	(0.35)	(0.64)	—	(0.99)	11.93	10.08	252	0.17	0.17	1.81	25

For the Year Ended October 31, 2018
A	$12.42	$0.30	$(0.32)	$(0.02)	$(0.33)	$(0.27)	$—	$(0.60)	$11.80	(0.29)%	$329,641	0.53%	0.52%	2.44%	32%
C	12.16	0.21	(0.33)	(0.12)	(0.23)	(0.27)	—	(0.50)	11.54	(1.08)	46,067	1.28	1.28	1.74	32
I	12.48	0.31	(0.31)	—	(0.36)	(0.27)	—	(0.63)	11.85	(0.08)	11,014	0.25	0.25	2.51	32
R3	12.23	0.26	(0.33)	(0.07)	(0.29)	(0.27)	—	(0.56)	11.60	(0.72)	17,865	0.87	0.87	2.15	32
R4	12.41	0.30	(0.33)	(0.03)	(0.32)	(0.27)	—	(0.59)	11.79	(0.33)	7,104	0.58	0.58	2.41	32
R5	12.48	0.33	(0.33)	—	(0.36)	(0.27)	—	(0.63)	11.85	(0.12)	6,283	0.27	0.27	2.65	32
F	12.48	0.34	(0.32)	0.02	(0.37)	(0.27)	—	(0.64)	11.86	0.07	11	0.16	0.16	2.74	32

For the Year Ended October 31, 2017
A	$10.90	$0.10	$1.52	$1.62	$(0.10)	$—	$—	$(0.10)	$12.42	15.02%	$333,803	0.52%	0.51%	0.89%	14	%(15)
C	10.66	0.02	1.50	1.52	(0.02)	—	—	(0.02)	12.16	14.25	96,532	1.26	1.25	0.17	14
I	10.95	0.13	1.54	1.67	(0.14)	—	—	(0.14)	12.48	15.40	9,319	0.23	0.23	1.13	14
R3	10.73	0.06	1.51	1.57	(0.07)	—	—	(0.07)	12.23	14.70	22,023	0.87	0.87	0.53	14
R4	10.89	0.09	1.53	1.62	(0.10)	—	—	(0.10)	12.41	15.00	7,528	0.57	0.57	0.82	14
R5	10.95	0.13	1.54	1.67	(0.14)	—	—	(0.14)	12.48	15.38	6,508	0.26	0.26	1.13	14
F(6)	11.48	0.06	0.94	1.00	—	—	—	—	12.48	8.71 (7)	11	0.16 (8)	0.16 (8)	0.69 (8)	14

For the Year Ended October 31, 2016
A	$11.69	$0.06	$(0.07)	$(0.01)	$(0.05)	$(0.73)	$—	$(0.78)	$10.90	0.14%	$354,058	0.55%	0.55%	0.57%	81%
B	11.53	(0.03)	(0.08)	(0.11)	(0.03)	(0.73)	—	(0.76)	10.66	(0.83)	4,395	1.47	1.46	(0.26)	81
C	11.52	(0.02)	(0.08)	(0.10)	(0.03)	(0.73)	—	(0.76)	10.66	(0.70)	110,316	1.28	1.28	(0.16)	81
I	11.72	0.10	(0.08)	0.02	(0.06)	(0.73)	—	(0.79)	10.95	0.41	8,123	0.25	0.25	0.90	81
R3	11.55	0.02	(0.07)	(0.05)	(0.04)	(0.73)	—	(0.77)	10.73	(0.22)	22,354	0.88	0.88	0.21	81
R4	11.69	0.06	(0.08)	(0.02)	(0.05)	(0.73)	—	(0.78)	10.89	0.03	7,884	0.58	0.58	0.52	81
R5	11.72	0.09	(0.07)	0.02	(0.06)	(0.73)	—	(0.79)	10.95	0.38	6,584	0.28	0.28	0.81	81

The accompanying notes are an integral part of these financial statements.

116

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —												— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)	Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(5)	Portfolio Turnover

Hartford Moderate Allocation Fund – (continued)

For the Year Ended October 31, 2015
A	$13.16	$0.11	$(0.36)		$(0.25)	$(0.23)	$(0.99)	$—	$(1.22)	$11.69	(1.88)%		$412,907	0.55%	0.55%		0.88%	16%
B	13.06	0.05	(0.38)		(0.33)	(0.21)	(0.99)	—	(1.20)	11.53	(2.64)		12,812	1.43	1.40		0.39	16
C	13.05	0.03	(0.36)		(0.33)	(0.21)	(0.99)	—	(1.20)	11.52	(2.59)		135,008	1.29	1.29		0.23	16
I	13.16	0.17	(0.38)		(0.21)	(0.24)	(0.99)	—	(1.23)	11.72	(1.56)		9,269	0.24	0.24		1.42	16
R3	13.04	0.11	(0.39)		(0.28)	(0.22)	(0.99)	—	(1.21)	11.55	(2.17)		24,956	0.89	0.89		0.91	16
R4	13.16	0.10	(0.35)		(0.25)	(0.23)	(0.99)	—	(1.22)	11.69	(1.91)		9,198	0.59	0.59		0.86	16
R5	13.17	0.13	(0.35)		(0.22)	(0.24)	(0.99)	—	(1.23)	11.72	(1.65)		8,166	0.29	0.29		1.09	16

Hartford Multi-Asset Income and Growth Fund

For the Year Ended October 31, 2019
A	$23.62	$0.65	$1.23		$1.88	$(0.77)	$(1.40)	$—	$(2.17)	$23.33	8.81%		$666,684	1.02%	1.01%		2.85%	83%
C	23.61	0.48	1.24		1.72	(0.57)	(1.40)	—	(1.97)	23.36	8.08		106,874	1.73	1.73		2.11	83
I	23.61	0.75	1.21		1.96	(0.85)	(1.40)	—	(2.25)	23.32	9.21		104,284	0.69	0.69		3.27	83
R3	23.86	0.59	1.25		1.84	(0.69)	(1.40)	—	(2.09)	23.61	8.56		1,843	1.35	1.29		2.56	83
R4	23.91	0.59	1.32		1.91	(0.75)	(1.40)	—	(2.15)	23.67	8.84		1,301	1.04	1.04		2.55	83
R5	23.94	0.80	1.17		1.97	(0.84)	(1.40)	—	(2.24)	23.67	9.13		349	0.74	0.74		3.42	83
R6	23.95	0.70	1.30		2.00	(0.87)	(1.40)	—	(2.27)	23.68	9.24		131	0.63	0.63		3.02	83
Y	23.95	0.74	1.25		1.99	(0.85)	(1.40)	—	(2.25)	23.69	9.21		13,185	0.70	0.68		3.19	83
F	23.61	0.74	1.22		1.96	(0.86)	(1.40)	—	(2.26)	23.31	9.29		97,529	0.62	0.62		3.23	83

For the Year Ended October 31, 2018
A	$23.53	$0.36	$0.05		$0.41	$(0.32)	$—	$—	$(0.32)	$23.62	1.76%		$650,813	1.05%	1.04%		1.48%	65%
C	23.53	0.19	0.04		0.23	(0.15)	—	—	(0.15)	23.61	0.99		109,060	1.77	1.76		0.77	65
I	23.53	0.43	0.05		0.48	(0.40)	—	—	(0.40)	23.61	2.05		56,280	0.73	0.73		1.79	65
R3	23.77	0.29	0.05		0.34	(0.25)	—	—	(0.25)	23.86	1.45		1,794	1.38	1.33		1.19	65
R4	23.82	0.36	0.05		0.41	(0.32)	—	—	(0.32)	23.91	1.73		2,669	1.07	1.06		1.44	65
R5	23.85	0.43	0.05		0.48	(0.39)	—	—	(0.39)	23.94	2.03		134	0.78	0.76		1.75	65
R6(16)	24.62	0.27	(0.62	)(17)	(0.35)	(0.32)	—	—	(0.32)	23.95	(1.40	)(7)	1,586	0.63 (8)	0.63	(8)	1.65 (8)	65
Y	23.86	0.45	0.05		0.50	(0.41)	—	—	(0.41)	23.95	2.10		15,367	0.70	0.70		1.82	65
F	23.52	0.45	0.06		0.51	(0.42)	—	—	(0.42)	23.61	2.12		97,776	0.65	0.65		1.87	65

For the Year Ended October 31, 2017
A	$20.76	$0.31	$2.74		$3.05	$(0.28)	$—	$—	$(0.28)	$23.53	14.76%		$628,048	1.11%	1.10%		1.37%	34%
C	20.76	0.15	2.74		2.89	(0.12)	—	—	(0.12)	23.53	13.95		168,686	1.82	1.81		0.67	34
I	20.76	0.36	2.74		3.10	(0.33)	—	—	(0.33)	23.53	15.02		52,216	0.88	0.88		1.61	34
R3	20.97	0.25	2.76		3.01	(0.21)	—	—	(0.21)	23.77	14.40		2,412	1.45	1.40		1.11	34
R4	21.02	0.30	2.78		3.08	(0.28)	—	—	(0.28)	23.82	14.75		1,464	1.15	1.10		1.32	34
R5	21.04	0.38	2.77		3.15	(0.34)	—	—	(0.34)	23.85	15.09		139	0.87	0.80		1.71	34
Y	21.05	0.38	2.79		3.17	(0.36)	—	—	(0.36)	23.86	15.16		12,753	0.75	0.75		1.68	34
F(6)	22.21	0.20	1.39		1.59	(0.28)	—	—	(0.28)	23.52	7.23	(7)	69,874	0.72 (8)	0.72	(8)	1.25 (8)	34

For the Year Ended October 31, 2016
A	$20.87	$0.30	$(0.01	)(17)	$0.29	$(0.40)	$—	$—	$(0.40)	$20.76	1.43%		$601,415	1.15%	1.15	%(18)	1.43%	26%
B	20.78	0.12	(0.02	)(17)	0.10	(0.20)	—	—	(0.20)	20.68	0.50		2,228	2.39	2.05	(18)	0.59	26
C	20.87	0.15	—	(19)	0.15	(0.26)	—	—	(0.26)	20.76	0.74		161,160	1.85	1.85	(18)	0.73	26
I	20.86	0.33	0.04		0.37	(0.47)	—	—	(0.47)	20.76	1.80		31,260	0.85	0.85	(18)	1.59	26
R3	21.09	0.24	0.01		0.25	(0.37)	—	—	(0.37)	20.97	1.18		3,174	1.47	1.41	(18)	1.13	26
R4	21.13	0.31	—	(19)	0.31	(0.42)	—	—	(0.42)	21.02	1.47		683	1.18	1.11	(18)	1.47	26
R5	21.14	0.36	0.02		0.38	(0.48)	—	—	(0.48)	21.04	1.81		242	0.88	0.81	(18)	1.74	26
Y	21.15	0.39	—	(19)	0.39	(0.49)	—	—	(0.49)	21.05	1.87		7,044	0.75	0.75	(18)	1.87	26

The accompanying notes are an integral part of these financial statements.

117

Hartford Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(3)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)		Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)		Ratio of Net Investment Income (Loss) to Average Net Assets(5)		Portfolio Turnover

Hartford Multi-Asset Income and Growth Fund – (continued)

For the Year Ended October 31, 2015
A	$20.54	$0.25	$0.33	$0.58	$(0.25)	$—	$—	$(0.25)	$20.87	2.84%		$607,698	1.15%		1.15%		1.20%		22%
B	20.42	0.07	0.33	0.40	(0.04)	—	—	(0.04)	20.78	1.98		5,246	2.27		1.99		0.35		22
C	20.54	0.11	0.33	0.44	(0.11)	—	—	(0.11)	20.87	2.15		153,455	1.84		1.84		0.52		22
I(20)	21.08	0.19	(0.24)	(0.05)	(0.17)	—	—	(0.17)	20.86	(0.19	)(7)	7,436	0.86	(8)	0.86	(8)	1.59	(8)	22
R3	20.75	0.20	0.34	0.54	(0.20)	—	—	(0.20)	21.09	2.62		1,361	1.49		1.40		0.97		22
R4	20.78	0.26	0.34	0.60	(0.25)	—	—	(0.25)	21.13	2.90		594	1.16		1.10		1.25		22
R5	20.80	0.33	0.33	0.66	(0.32)	—	—	(0.32)	21.14	3.19		164	0.87		0.80		1.56		22
Y	20.82	0.35	0.31	0.66	(0.33)	—	—	(0.33)	21.15	3.22		7,600	0.74		0.74		1.65		22

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)	Commenced operations on November 7, 2014.
(3)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(5)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(6)	Commenced operations on February 28, 2017.
(7)	Not annualized.
(8)	Annualized.
(9)

Excluding the expenses not subject to cap, the ratios would have been 0.95%, 0.99%, 1.68%, 0.69%, 1.24%, 0.94%, 0.69%, 0.61% and 0.61% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(10)	Commenced operations on February 28, 2019.
(11)

Excluding the expenses not subject to cap, the ratios would have been 1.12%, 1.87%, 0.87%, 1.42%, 1.12%, 0.93% and 0.83% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(12)

Excludes transactions related to the change of investments of share classes from Class Y to Class F; including these transactions the portfolio turnover rate would have been 115%, for the year ended October 31, 2017.

(13)

Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 0.98%, 1.48%, 1.20%, 0.95% and 0.90% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(14)

Excludes transactions related to the change of investments of share classes from Class Y to Class F; including these transactions the portfolio turnover rate would have been 110%, for the year ended October 31, 2017.

(15)

Excludes transactions related to the change of investments of share classes from Class Y to Class F; including these transactions the portfolio turnover rate would have been 113%, for the year ended October 31, 2017.

(16)	Commenced operations on February 28, 2018.
(17)

Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(18)

Excluding the expenses not subject to cap, the ratios would have been 1.14%, 2.04%, 1.84%, 0.84%, 1.40%, 1.10%, 0.80% and 0.74% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(19)	Per share amount is less than $0.005.
(20)	Commenced operations on March 31, 2015.

The accompanying notes are an integral part of these financial statements.

118

Hartford Multi-Strategy Funds

Notes to Financial Statements

October 31, 2019

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty-eight series, as of October 31, 2019. Financial statements for the series of the Company listed below (each a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Balanced Income Fund (the “Balanced Income Fund”)

Hartford AARP Balanced Retirement Fund (the “Balanced Retirement Fund”), (formerly, Hartford Multi-Asset Income Fund)

The Hartford Checks and Balances Fund (the “Checks and Balances Fund”)

The Hartford Conservative Allocation Fund (the “Conservative Allocation Fund”)

The Hartford Global Real Asset Fund (the “Global Real Asset Fund”)

The Hartford Growth Allocation Fund (the “Growth Allocation Fund”)

Hartford Moderate Allocation Fund (the “Moderate Allocation Fund”)

Hartford Multi-Asset Income and Growth Fund (the “Multi-Asset Income and Growth Fund”), (formerly, The Hartford Balanced Fund)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund has registered for sale Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class F shares. Balanced Income Fund, Balanced Retirement Fund, and Multi-Asset Income and Growth Fund have registered for sale Class R6 shares. Also, each Fund, except Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, has registered for sale Class Y shares. Class A shares of each Fund, except Balanced Retirement Fund, are sold with a front-end sales charge of up to 5.50%. Balanced Retirement Fund’s Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective October 1, 2018, Class C shares automatically convert to Class A shares of the same Fund after ten years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least ten years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge.

Each of the Balanced Retirement Fund, Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund invested in affiliated mutual funds and affiliated exchange-traded funds (“Affiliated Investment Companies” or “Underlying Funds”) during the year ended October 31, 2019.

Hartford Funds Management Company, LLC (“HFMC” or “Investment Manager”) and The Hartford Mutual Funds, Inc. have entered into a licensing arrangement with AARP, Inc. (“AARP”) under which AARP receives a royalty from the Investment Manager out of its own resources for licensing its brand to the Hartford AARP Balanced Retirement Fund. Hartford AARP Balanced Retirement Fund is managed by the Investment Manager, an investment adviser registered with the SEC, and distributed by Hartford Funds Distributors, LLC, a broker-dealer registered with the SEC and an affiliate of the Investment Manager. The Investment Manager and its affiliates are not affiliated with AARP or its affiliates. AARP and its affiliates are not broker-dealers or investment advisers and are not acting in any such capacity with respect to Hartford AARP Balanced Retirement Fund. AARP and its affiliates do not offer, recommend, or endorse the Investment Manager or any of its affiliates and are not making any recommendations regarding an investment in Hartford AARP Balanced Retirement Fund.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services.

119

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2019

Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to

120

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2019

reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

Level 3 Holdings on October 31, 2019

Quantitative Information about Level 3 Fair Value Measurements:

Multi-Asset Income and Growth Fund
Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at October 31, 2019

Asset-Backed

Equity Link Securities**
Broker Quotes			$137,560,622

Total			137,560,622

Common Stock
Market Approach	EV/EBITDA	(5.8x - 11.0x) 9.00x	1,199,313

Total			1,199,313

Total			$138,759,935

*

The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

**	No quantitative unobservable inputs significant to the valuation technique were created by the Fund’s management.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

Please refer to note 8 for Securities Lending information.

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October 31, 2019

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized gain on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each of Balanced Income Fund and Checks and Balances Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year. The policy of each of Conservative Allocation Fund, Global Real Asset Fund, Growth Allocation Fund and Moderate Allocation Fund is to pay dividends from net investment income and realized gains, if any; at least once a year. Normally, dividends from net investment income of each of Balanced Retirement Fund and Multi Asset Income and Growth Fund are declared and paid monthly and dividends from realized gains, if any, are paid at least once a year.

Long-term capital gains distributions received from Underlying Funds, if applicable, are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions from a Fund will be automatically reinvested in additional full or fractional shares of the Fund.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

h)

Basis for Consolidations – The Global Real Asset Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Global Real Asset Fund (the “Subsidiary”). The Subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Global Real Asset Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to enter into certain investments (primarily commodities) for the Global Real Asset Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

3.	Securities and Other Investments:

a)

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

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October 31, 2019

b)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2019.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for TBA commitments as of October 31, 2019.

c)

Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the Borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of October 31, 2019.

d)

Inflation-Indexed Bonds – A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation-indexed bonds as of October 31, 2019.

e)

Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of October 31, 2019.

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October 31, 2019

f)

Equity Linked Securities – Certain Funds may invest in equity linked securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity. Since equity linked securities are in note form, equity linked securities are also subject to certain debt securities risks. Investments in equity linked securities are also subject to liquidity risk, which may make equity linked securities difficult to sell and value. See each Fund’s Schedule of Investments, if applicable, for equity linked securities as of October 31, 2019.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the year ended October 31, 2019, each of Balanced Income Fund, Balanced Retirement Fund, Global Real Asset Fund and Multi-Asset Income and Growth Fund had used Foreign Currency Contracts.

b)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year ended October 31, 2019, each of Balanced Income Fund, Balanced Retirement Fund, Global Real Asset Fund and Multi-Asset Income and Growth Fund had used Futures Contracts.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either over-the-counter (“OTC”) options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swaps, investments or currency transactions to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument

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October 31, 2019

underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the year ended October 31, 2019, each of Balanced Retirement Fund, Global Real Asset Fund and Multi-Asset Income and Growth Fund had used Options Contracts.

d)

Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in

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October 31, 2019

the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the year ended October 31, 2019, each of Balanced Income Fund, Balanced Retirement Fund and Global Real Asset Fund had used Credit Default Swap Contracts.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions, which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

During the year ended October 31, 2019, each of Balanced Retirement Fund, Global Real Asset Fund and Multi-Asset Income and Growth Fund had used Interest Rate Swap Contracts.

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts in pursuit of the Fund’s investment objective or for hedging purposes. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying reference assets. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying reference assets and based on a fixed or variable interest rate. One party receives payments based on the price appreciation or depreciation of the underlying reference asset, in exchange for paying to or receiving from the counterparty seller an agreed-upon interest rate. A variable interest rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which is defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. If the Fund is a payer in a total return swap, it may be subject to unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

During the year ended October 31, 2019, each of Balanced Retirement Fund and Global Real Asset Fund had used Total Return Swap Contracts.

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October 31, 2019

e)	Additional Derivative Instrument Information:

Balanced Income Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$1,458,284	$—	$—	$—	$—	$—	$1,458,284
Unrealized appreciation on foreign currency contracts	—	400,680	—	—	—	—	400,680
Unrealized appreciation on swap contracts(2)	—	—	47,509	—	—	—	47,509

Total	$1,458,284	$400,679	$47,509	$—	$—	$—	$1,906,473

Liabilities:
Unrealized depreciation on futures contracts(1)	$7,058,702	$—	$—	$—	$—	$—	$7,058,702
Unrealized depreciation on foreign currency contracts	—	775,938	—	—	—	—	775,938
Unrealized depreciation on swap contracts(2)	—	—	1,483,058	—	—	—	1,483,058

Total	$7,058,702	$775,938	$1,483,058	$—	$—	$—	$9,317,698

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$3,991,205	$—	$—	$—	$—	$—	$3,991,205
Net realized gain (loss) on swap contracts	—	—	1,775,088	—	—	—	1,775,088
Net realized gain (loss) on foreign currency contracts	—	5,977,568	—	—	—	—	5,977,568

Total	$3,991,205	$5,977,568	$1,775,088	$—	$—	$—	$11,743,861

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(13,069,488)	$—	$—	$—	$—	$—	$(13,069,488)
Net change in unrealized appreciation (depreciation) of swap contracts	—	—	(1,474,534)	—	—	—	(1,474,534)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(1,584,348)	—	—	—	—	(1,584,348)

Total	$(13,069,488)	$(1,584,348)	$(1,474,534)	$—	$—	$—	$(16,128,370)

For the year ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	5,794
Futures Contracts Short at Number of Contracts	(5,251)
Swap Contracts at Notional Amount	$52,780,509
Foreign Currency Contracts Purchased at Contract Amount	$25,596,960
Foreign Currency Contracts Sold at Contract Amount	$93,779,178

127

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2019

Balanced Retirement Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$3,101	$—	$331,504	$—	$—	$334,605
Unrealized appreciation on futures contracts(1)	59,352	—	—	—	—	—	59,352
Unrealized appreciation on bond forward contracts	58,183	—	—	—	—	—	58,183
Unrealized appreciation on foreign currency contracts	—	100,952	—	—	—	—	100,952
Unrealized appreciation on swap contracts(2)	1,118	—	82,678	—	—	—	83,796

Total	$118,653	$104,053	$82,678	$331,504	$—	$—	$636,888

Liabilities:
Unrealized depreciation on futures contracts(1)	$31,655	$—	$—	$—	$—	$—	$31,655
Unrealized depreciation on foreign currency contracts	—	178,439	—	—	—	—	178,439
Unrealized depreciation on swap contracts(2)	56,072	—	30,098	—	—	—	86,170

Total	$87,727	$178,439	$30,098	$—	$—	$—	$296,264

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$3,578	$—	$—	$(435,642)	$—	$—	$(432,064)
Net realized gain (loss) on futures contracts	291,388	—	—	544,940	—	—	836,328
Net realized gain (loss) on written options contracts	(19,648)	—	—	116,096	—	—	96,448
Net realized gain (loss) on swap contracts	(54,399)	—	40,540	—	—	—	(13,859)
Net realized gain (loss) on bond forward contracts	74,703	—	—	—	—	—	74,703
Net realized gain (loss) on foreign currency contracts	—	388,168	—	—	—	—	388,168

Total	$295,622	$388,168	$40,540	$225,394	$—	$—	$949,724

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(9,377)	$(1,622)	$—	$(198,758)	$—	$—	$(209,757)
Net change in unrealized appreciation (depreciation) of futures contracts	112,586	—	—	(214,732)	—	—	(102,146)
Net change in unrealized appreciation (depreciation) of written options contracts	—	—	—	(126)	—	—	(126)
Net change in unrealized appreciation (depreciation) of swap contracts	(84,768)	—	84,711	8,027	—	—	7,970
Net change in unrealized appreciation (depreciation) of bond forward contracts	58,183	—	—	—	—	—	58,183
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(158,935)	—	—	—	—	(158,935)

Total	$76,624	$(160,557)	$84,711	$(405,589)	$—	$—	$(404,811)

For the year ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	1,029,589
Futures Contracts Long at Number of Contracts	182
Futures Contracts Short at Number of Contracts	(58)
Written Options Contracts at Number of Contracts	(583,047)
Swap Contracts at Notional Amount	$24,369,343
Foreign Currency Contracts Purchased at Contract Amount	$4,110,559
Foreign Currency Contracts Sold at Contract Amount	$17,744,037
Bond Forward Contracts at Contract Amount	$10,326,027

128

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2019

Global Real Asset Fund (consolidated)

The Effect of Derivative Instruments on the (consolidated) Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$2,554	$—	$—	$840	$—	$3,394
Unrealized appreciation on futures contracts(1)	88,687	—	—	—	352,546	—	441,233
Unrealized appreciation on foreign currency contracts	—	88,668	—	—	—	—	88,668
Unrealized appreciation on swap contracts(2)	—	—	—	1,327	—	—	1,327

Total	$88,687	$91,222	$—	$1,327	$353,386	$—	$534,622

Liabilities:
Unrealized depreciation on futures contracts(1)	$7,366	$—	$—	$—	$492,353	$—	$499,719
Unrealized depreciation on foreign currency contracts	—	247,572	—	—	—	—	247,572
Written options, market value	—	—	—	—	7,180	—	7,180
Unrealized depreciation on swap contracts(2)	—	—	70,984	9,508	—	—	80,492

Total	$7,366	$247,572	$70,984	$9,508	$499,533	$—	$834,963

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the (consolidated) Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$—	$—	$—	$—	$(41,720)	$—	$(41,720)
Net realized gain (loss) on futures contracts	(927,480)	—	—	—	(2,465,027)	—	(3,392,507)
Net realized gain (loss) on written options contracts	—	—	—	—	1,242	—	1,242
Net realized gain (loss) on swap contracts	95,929	—	(32,043)	(218,500)	—	—	(154,614)
Net realized gain (loss) on foreign currency contracts	—	746,844	—	—	—	—	746,844

Total	$(831,551)	$746,844	$(32,043)	$(218,500)	$(2,505,505)	$—	$(2,840,755)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$—	$(1,336)	$—	$—	$8,236	$—	$6,900
Net change in unrealized appreciation (depreciation) of futures contracts	7,130	—	—	—	705,458	—	712,588
Net change in unrealized appreciation (depreciation) of written options contracts	—	—	—	—	(196)	—	(196)
Net change in unrealized appreciation (depreciation) of swap contracts	33,860	—	(66,887)	(21,250)	—	—	(54,277)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(215,422)	—	—	—	—	(215,422)

Total	$40,990	$(216,758)	$(66,887)	$(21,250)	$713,498	$—	$449,593

For the year ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	94,152
Futures Contracts Long at Number of Contracts	483
Futures Contracts Short at Number of Contracts	(199)
Written Options Contracts at Number of Contracts	(7)
Swap Contracts at Notional Amount	$9,867,592
Foreign Currency Contracts Purchased at Contract Amount	$15,237,209
Foreign Currency Contracts Sold at Contract Amount	$18,613,740

129

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2019

Multi-Asset Income and Growth Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$46,392	$—	$—	$—	$—	$46,392
Unrealized appreciation on swap contracts(1)	7,625	—	—	—	—	—	7,625

Total	$7,625	$46,392	$—	$—	$—	$—	$54,017

Liabilities:
Unrealized depreciation on futures contracts(2)	$31,516	$—	$—	$—	$—	$—	$31,516
Unrealized depreciation on foreign currency contracts	—	404,277	—	—	—	—	404,277

Total	$31,516	$404,277	$—	$—	$—	$—	$435,793

(1)

Amount represents the cumulative appreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

(2)

Amount represents the cumulative depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$—	$—	$—	$(1,938,250)	$—	$—	$(1,938,250)
Net realized gain (loss) on futures contracts	482,105	—	—	(224,721)	—	—	257,384
Net realized gain (loss) on written options contracts	—	—	—	331,487	—	—	331,487
Net realized gain (loss) on swap contracts	(35,181)	—	—	—	—	—	(35,181)
Net realized gain (loss) on foreign currency contracts	—	3,864,053	—	—	—	—	3,864,053

Total	$446,924	$3,864,053	$—	$(1,831,484)	$—	$—	$2,479,493

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(41,252)	$—	$—	$—	$—	$—	$(41,252)
Net change in unrealized appreciation (depreciation) of swap contracts	7,625	—	—	—	—	—	7,625
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(622,893)	—	—	—	—	(622,893)

Total	$(33,627)	$(622,893)	$—	$—	$—	$—	$(656,520)

For the year ended October 31, 2019, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	640
Futures Contracts Long at Number of Contracts	83
Futures Contracts Short at Number of Contracts	(206)
Written Options Contracts at Number of Contracts	(502)
Swap Contracts at Notional Amount	$4,666,667
Foreign Currency Contracts Purchased at Contract Amount	$13,211,982
Foreign Currency Contracts Sold at Contract Amount	$87,623,918

130

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2019

f)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of October 31, 2019:

Balanced Income Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$400,680	$(775,938)
Futures contracts	1,458,284	(7,058,702)
Swap contracts	47,509	(1,483,058)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,906,473	(9,317,698)

Derivatives not subject to a MNA	(1,505,793)	7,173,028

Total gross amount of assets and liabilities subject to MNA or similar agreements	$400,680	$(2,144,670)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$39,880	$(39,880)	$—	$—	$—
BNP Paribas Securities Services	10,221	(7,089)	—	—	3,132
Citibank NA	94,945	(94,945)	—	—	—
Deutsche Bank Securities, Inc.	73,351	—	—	(60,000)	13,351
Goldman Sachs & Co.	70,752	(70,752)	—	—	—
HSBC Bank USA	751	(751)	—	—	—
JP Morgan Chase & Co.	29,058	(29,058)	—	—	—
Morgan Stanley	47,323	(47,323)	—	—	—
Standard Chartered Bank	2,039	—	—	—	2,039
State Street Global Markets LLC	4,227	—	—	—	4,227
UBS AG	22,688	(3,699)	—	—	18,989
Westpac International	5,445	—	—	—	5,445

Total	$400,680	$(293,497)	$—	$(60,000)	$47,183

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Bank of Montreal	$(2,067)	$—	$—	$—	$(2,067)
Barclays	(82,704)	39,880	28,008	—	(14,816)
BNP Paribas Securities Services	(7,089)	7,089	—	—	—
Citibank NA	(318,008)	94,945	—	—	(223,063)
Commonwealth Bank of Australia	(5,822)	—	—	—	(5,822)
Goldman Sachs & Co.	(105,963)	70,752	—	—	(35,211)
HSBC Bank USA	(280,847)	751	—	—	(280,096)
JP Morgan Chase & Co.	(1,131,079)	29,058	—	—	(1,102,021)
Morgan Stanley	(207,392)	47,323	—	—	(160,069)
UBS AG	(3,699)	3,699	—	—	—

Total	$(2,144,670)	$293,497	$28,008	$—	$(1,823,165)

131

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2019

Balanced Retirement Fund

Derivative Financial Instruments:	Assets	Liabilities
Bond forward contracts	$58,183	$—
Foreign currency contracts	100,952	(178,439)
Futures contracts	59,352	(31,655)
Purchased options	334,605	—
Swap contracts	83,796	(86,170)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	636,888	(296,264)

Derivatives not subject to a MNA	(472,911)	104,559

Total gross amount of assets and liabilities subject to MNA or similar agreements	$163,977	$(191,705)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$9,819	$(855)	$—	$—	$8,964
Barclays	26,712	(26,712)	—	—	—
Citibank NA	7,545	(7,545)	—	—	—
Deutsche Bank Securities, Inc.	9,484	(2,020)	—	—	7,464
Goldman Sachs & Co.	58,183	(186)	—	—	57,997
JP Morgan Chase & Co.	28,909	(16,976)	—	—	11,933
Morgan Stanley	2,170	(2,170)	—	—	—
RBC Dominion Securities, Inc.	2,488	(2,401)	—	—	87
Standard Chartered Bank	7,638	—	—	—	7,638
State Street Global Markets LLC	3,052	(450)	—	—	2,602
UBS AG	7,977	(563)	—	—	7,414

Total	$163,977	$(59,878)	$—	$—	$104,099

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(855)	$855	$—	$—	$—
Barclays	(91,747)	26,712	—	—	(65,035)
BNP Paribas Securities Services	(2,443)	—	—	—	(2,443)
Citibank NA	(60,765)	7,545	—	—	(53,220)
Deutsche Bank Securities, Inc.	(2,020)	2,020	—	—	—
Goldman Sachs & Co.	(186)	186	—	—	—
HSBC Bank USA	(767)	—	—	—	(767)
JP Morgan Chase & Co.	(16,976)	16,976	—	—	—
Morgan Stanley	(12,532)	2,170	—	—	(10,362)
RBC Dominion Securities, Inc.	(2,401)	2,401	—	—	—
State Street Global Markets LLC	(450)	450	—	—	—
UBS AG	(563)	563	—	—	—

Total	$(191,705)	$59,878	$—	$—	$(131,827)

Global Real Asset Fund (consolidated)

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$88,668	$(247,572)
Futures contracts	441,233	(499,719)
Purchased options	3,394	—
Swap contracts	1,327	(80,492)
Written options	—	(7,180)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	534,622	(834,963)

Derivatives not subject to a MNA	(442,073)	539,034

Total gross amount of assets and liabilities subject to MNA or similar agreements	$92,549	$(295,929)

132

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2019

Global Real Asset Fund (consolidated) – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$15,389	$(528)	$—	$—	$14,861
Barclays	13,778	(13,778)	—	—	—
Citibank NA	1,970	(1,970)	—	—	—
Deutsche Bank Securities, Inc.	28,907	—	—	—	28,907
Goldman Sachs & Co.	1,327	(1,327)	—	—	—
JP Morgan Chase & Co.	12,371	(12,371)	—	—	—
Morgan Stanley	768	(768)	—	—	—
RBC Dominion Securities, Inc.	10,942	(10,942)	—	—	—
Standard Chartered Bank	6,260	—	—	—	6,260
State Street Global Markets LLC	837	(837)	—	—	—

Total	$92,549	$(42,521)	$—	$—	$50,028

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(528)	$528	$—	$—	$—
Barclays	(31,104)	13,778	—	—	(17,326)
Citibank NA	(91,460)	1,970	—	—	(89,490)
Goldman Sachs & Co.	(33,504)	1,327	—	—	(32,177)
HSBC Bank USA	(4,037)	—	—	—	(4,037)
JP Morgan Chase & Co.	(26,207)	12,371	—	—	(13,836)
Morgan Stanley	(21,781)	768	—	—	(21,013)
RBC Dominion Securities, Inc.	(11,256)	10,942	—	—	(314)
State Street Global Markets LLC	(7,612)	837	—	—	(6,775)
UBS AG	(68,440)	—	—	—	(68,440)

Total	$(295,929)	$42,521	$—	$—	$(253,408)

Multi-Asset Income and Growth Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$46,392	$(404,277)
Futures contracts	—	(31,516)
Swap contracts	7,625	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	54,017	(435,793)

Derivatives not subject to a MNA	—	31,516

Total gross amount of assets and liabilities subject to MNA or similar agreements	$54,017	$(404,277)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Goldman Sachs & Co.	$7,625	$—	$—	$—	$7,625
RBC Dominion Securities, Inc.	46,392	—	—	—	46,392

Total	$54,017	$—	$—	$—	$54,017

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$(108,596)	$—	$—	$—	$(108,596)
Citibank NA	(226,361)	—	—	—	(226,361)
HSBC Bank USA	(15,560)	—	—	—	(15,560)
Morgan Stanley	(52,261)	—	—	—	(52,261)
UBS AG	(1,499)	—	—	—	(1,499)

Total	$(404,277)	$—	$—	$—	$(404,277)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

133

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2019

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

Certain Funds are exposed to the risks of the Underlying Funds and/or other investment companies in direct proportion to the amount of assets those Funds allocate to each Underlying Fund and/or other investment companies. The market values of the Underlying Funds and/or other investment companies may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or other investment companies invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or other investment companies invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2019. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

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October 31, 2019

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2019 and October 31, 2018 are as follows:

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
Fund	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Balanced Income Fund	$319,437,923	$439,747,597	$320,617,089	$328,477,579
Balanced Retirement Fund	4,739,517	—	3,900,396	—
Checks and Balances Fund	58,127,891	85,025,352	69,493,911	145,815,304
Conservative Allocation Fund	3,501,317	—	3,496,387	—
Global Real Asset Fund (consolidated)	6,645,823	—	10,019,936	—
Growth Allocation Fund	20,530,171	—	14,893,225	—
Moderate Allocation Fund	16,905,106	15,992,408	16,780,910	5,210,908
Multi-Asset Income and Growth Fund	32,142,046	55,281,441	12,104,025	—

As of October 31, 2019, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Balanced Income Fund	$66,469,685	$73,124,323	$—	$(61,860)	$1,278,490,367	$1,418,022,515
Balanced Retirement Fund	372,408	—	(28,054,243)	(29,280)	1,945,868	(25,765,247)
Checks and Balances Fund	1,504,236	74,726,364	—	—	61,752,012	137,982,612
Conservative Allocation Fund	1,455,423	—	(3,967,047)	—	4,688,336	2,176,712
Global Real Asset Fund (consolidated)	6,995,345	—	(89,147,308)	—	(7,695,764)	(89,847,727)
Growth Allocation Fund	7,135,271	16,864,667	—	—	32,401,215	56,401,153
Moderate Allocation Fund	3,449,471	5,878,964	—	—	17,787,585	27,116,020
Multi-Asset Income and Growth Fund	4,237,034	125,065,387	—	(191,997)	34,496,045	163,606,469

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiring capital loss carryforward, merger adjustments and book income/loss from cayman subsidiary. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2019, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Distributable Earnings (Loss)
Balanced Retirement Fund	$12,344,192	$(12,344,192)
Global Real Asset Fund (consolidated)	(8,769,929)	8,769,929
Multi-Asset Income and Growth Fund	(2,477)	2,477

e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period of time.

At October 31, 2019 (tax year end), each Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration		Long-Term Capital Loss Carryforward with No Expiration
Balanced Retirement Fund	$22,341,993	*	$5,712,250	*
Conservative Allocation Fund	—		3,967,047
Global Real Asset Fund (consolidated)	11,230,513		77,916,795

*	Future utilization of losses are subject to limitation under current tax laws.

The Balanced Income Fund, Checks and Balances Fund, Growth Allocation Fund, Moderate Allocation Fund and Multi-Asset Income and Growth Fund had no capital loss carryforwards for U.S. federal income tax purposes at October 31, 2019.

During the year ended October 31, 2019, Balanced Retirement Fund and Conservative Allocation Fund utilized $6,332,697 and $819,191 of prior capital loss carryforwards, respectively.

During the year ended October 31, 2019, Global Real Asset Fund had expired $6,682,380 of prior year capital loss carryforwards.

135

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2019

f)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2019 is different from book purposes primarily due to wash sale loss deferrals and passive foreign investment company (PFIC) mark-to-market adjustments, partnership adjustments and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on swaps, forwards, futures, options, PFICs, partnership adjustments and nontaxable distributions from underlying investments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Balanced Income Fund	$11,717,540,350	$1,442,683,447	$(164,185,845)	$1,278,497,602
Balanced Retirement Fund	169,586,804	3,761,964	(1,809,536)	1,952,428
Checks and Balances Fund	1,510,583,066	61,752,012	—	61,752,012
Conservative Allocation Fund	124,667,147	5,104,468	(416,132)	4,688,336
Global Real Asset Fund (consolidated)	273,599,388	—	(9,466,345)	(9,466,345)
Growth Allocation Fund	570,349,237	38,120,521	(5,719,306)	32,401,215
Moderate Allocation Fund	380,438,766	21,474,445	(3,686,860)	17,787,585
Multi-Asset Income and Growth Fund	986,941,959	46,432,266	(11,917,043)	34,515,223

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, HFMC reviews each Fund’s tax positions for all open tax years. As of October 31, 2019, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the period ended October 31, 2019, the Funds did not incur any interest or penalties.

7.	Expenses:

a)

Investment Management Agreement – HFMC serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund, except Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, in accordance with the Fund’s investment objective and policies. Each Fund, except Checks and Balances Fund, pays a fee to HFMC under the Investment Management Agreement. With respect to each of Balanced Income Fund, Balanced Retirement Fund, Global Real Asset Fund and Multi-Asset Income and Growth Fund, HFMC pays a sub-advisory fee to Wellington Management out of its advisory fee. HFMC is responsible for the day-to-day management of Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2019; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Balanced Income Fund	0.7000% on first $250 million and;
0.6300% on next $250 million and;
0.6000% on next $500 million and;
0.5700% on next $1.5 billion and;
0.5500% on next $2.5 billion and;
0.5300% on next $5 billion and;
0.4500% on next $2 billion and;
0.3900% over $12 billion

Balanced Retirement Fund (Excluding Assets Invested in investment companies for which HFMC or its affiliates serves as investment manager)	0.3900% on first $1 billion and;
0.3800% on next $4 billion and;
0.3750% over $5 billion

Balanced Retirement Fund (Invested in investment companies for which HFMC or its affiliates serves as investment manager (“Affiliated Funds”))	0.0000% on all assets invested in Affiliated Funds

Checks and Balances Fund	N/A

136

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2019

Fund	Management Fee Rates

Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund	0.1000% on first $500 million and;
0.0950% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

Global Real Asset Fund	0.8450% on first $500 million and;
0.8100% on next $500 million and;
0.7800% on next $1.5 billion and;
0.7500% on next $2.5 billion and;
0.7100% over $5 billion

Multi-Asset Income and Growth Fund	0.5900% on first $500 million and;
0.5500% on next $250 million and;
0.5000% on next $250 million and;
0.4750% on next $4 billion and;
0.4725% on next $5 billion and;
0.4700% over $10 billion

From November 1, 2018 through July 10, 2019, the Balanced Retirement Fund paid the rate set forth below to HFMC for investment management services rendered. The rate was accrued daily and paid monthly based on the Fund’s average daily net assets.

Balanced Retirement Fund	0.5600% on first $250 million and;
0.5100% on next $250 million and;
0.4900% on next $500 million and;
0.4700% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4625% on next $5 billion and;
0.4600% over $10 billion

The Global Real Asset Fund’s Cayman Subsidiary pays HFMC a management fee at the annual rate of 0.71% of average daily net assets attributable to the Cayman Subsidiary. HFMC has contractually agreed to waive the management fee it receives from the Global Real Asset Fund in an amount equal to the management fee paid to it by the Cayman Subsidiary. This waiver will remain in effect for as long as the Global Real Asset Fund remains invested in the Cayman Subsidiary.

b)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Balanced Income Fund and Balanced Retirement Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.022%
next $3.5 billion and	0.018%
Amount over $7 billion	0.015%

Multi-Asset Income and Growth Fund and Global Real Asset Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.018%
next $3.5 billion and	0.014%
Amount over $7 billion	0.010%

Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund, and Moderate Allocation Fund
Average Daily Net Assets	Annual Fees
first $3.5 billion and;	0.014%
next $3.5 billion and	0.012%
Amount over $7 billion	0.010%

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

137

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2019

c)

Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2019, HFMC contractually limited the total operating expenses of each of the following Funds through February 29, 2020, except as noted in the footnotes below, as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Retirement Fund(1)(4)	0.96%	1.71%	0.66%	1.18%	0.88%	0.55%	0.45%	0.55%	0.45%
Conservative Allocation Fund(2)(5)	1.19%	1.94%	0.94%	1.44%	1.14%	0.84%	N/A	N/A	0.84%
Global Real Asset Fund(3)(5)	1.25%	2.00%	1.00%	1.50%	1.20%	0.95%	N/A	0.90%	0.90%

(1)

HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses resulting from the Fund’s investments in investment companies other than Affiliated Funds, and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided in the table through February 28, 2021 unless the Board of Directors approves its earlier termination.

(2)

HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided in the table.

(3)

HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided in the table.

(4)	Expense limitation was effective July 10, 2019 through October 31, 2019.
(5)	Expense limitation was effective November 1, 2018 through October 31, 2019.

For the period November 1, 2018 through February 28, 2019, HFMC contractually limited the total operating expenses of Balanced Retirement Fund as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Retirement Fund(1)	1.05%	1.80%	0.75%	1.31%	1.01%	0.71%	N/A	0.65%	0.59%

For the period March 1, 2019 through July 9, 2019, HFMC contractually limited the total operating expenses of Balanced Retirement Fund as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Retirement Fund(1)	1.05%	1.80%	0.75%	1.31%	1.01%	0.71%	0.59%	0.65%	0.59%

(1)

HFMC had contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided in the table.

d)

Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2019, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Income Fund	0.90%	1.65%	0.65%	1.26%	0.97%	0.67%	0.58%	0.65%	0.57%
Balanced Retirement Fund	0.76%	1.49%	0.63%	0.58%	0.56%	0.57%	0.52%	0.56%	0.50%
Checks and Balances Fund	0.39%	1.16%	0.13%	0.74%	0.43%	0.16%	N/A	N/A	0.04%
Conservative Allocation Fund	0.59%	1.36%	0.34%	0.93%	0.63%	0.33%	N/A	N/A	0.24%
Global Real Asset Fund (consolidated)	1.25%	2.00%	0.99%	1.49%	1.20%	0.95%	N/A	0.90%	0.90%
Growth Allocation Fund	0.54%	1.32%	0.24%	0.86%	0.57%	0.25%	N/A	N/A	0.15%
Moderate Allocation Fund	0.53%	1.30%	0.25%	0.87%	0.58%	0.26%	N/A	N/A	0.17%
Multi-Asset Income and Growth Fund	1.01%	1.73%	0.69%	1.29%	1.04%	0.74%	0.63%	0.68%	0.62%

e)

Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2019, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Balanced Income Fund	$8,136,118	$255.021
Balanced Retirement Fund	64,394	3,878
Checks and Balances Fund	1,636,146	22,394
Conservative Allocation Fund	227,652	750
Global Real Asset Fund (consolidated)	32.365	163
Growth Allocation Fund	530,909	7,085
Moderate Allocation Fund	328,880	3,425
Multi-Asset Income and Growth Fund	634,802	17,240

138

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2019

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund. Such amounts are reflected as “Distribution fee reimbursements” on the Statement of Operations.

f)

Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2019, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Balanced Income Fund	$27,661
Balanced Retirement Fund	681
Checks and Balances Fund	3,607
Conservative Allocation Fund	291
Global Real Asset Fund (consolidated)	697
Growth Allocation Fund	1,444
Moderate Allocation Fund	976
Multi-Asset Income and Growth Fund	2,269

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class Y	0.11%*
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class F	0.004%

*	From November 1, 2018 through April 30, 2019, the Specified Amount for all Class Y shares was 0.06%.

Effective March 1, 2019, HASCO has contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to maintain the transfer agency fees as follows:

Fund	Class Y
Balanced Income Fund	0.10%
Multi-Asset Income and Growth Fund	0.06%

139

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2019

This contractual arrangement for the Balanced Income Fund will remain in effect until February 29, 2020 unless the Board of Directors approves its earlier termination. With respect to the Multi-Asset Income and Growth Fund, this contractual arrangement will remain in effect until May 1, 2020 unless the Board of Directors approves its earlier termination.

Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the year ended October 31, 2019, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Income Fund	0.08%	0.08%	0.08%	0.19%	0.15%	0.09%	0.00%	0.08%	0.00%
Balanced Retirement Fund	0.07%	0.10%	0.08%	0.03%	0.01%	0.01%	0.00%	0.00%	0.00%
Checks and Balances Fund	0.10%	0.12%	0.09%	0.21%	0.14%	0.12%	N/A	N/A	0.00%
Conservative Allocation Fund	0.11%	0.13%	0.11%	0.21%	0.17%	0.12%	N/A	N/A	0.00%
Global Real Asset Fund (consolidated)	0.19%	0.22%	0.09%	0.22%	0.17%	0.12%	N/A	0.07%	0.00%
Growth Allocation Fund	0.15%	0.18%	0.09%	0.21%	0.17%	0.10%	N/A	N/A	0.00%
Moderate Allocation Fund	0.12%	0.14%	0.08%	0.21%	0.17%	0.10%	N/A	N/A	0.00%
Multi-Asset Income and Growth Fund	0.14%	0.11%	0.07%	0.22%	0.17%	0.12%	0.00%	0.06%	0.00%

8.	Securities Lending:

The Company has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.

The following table presents the market value of the Funds’ securities on loan, net of amounts available for offset under the master netting arrangements and any related collateral received by the Funds as of October 31, 2019.

Fund	Investment Securities on Loan, at market value, Presented on the Statement of Assets and Liabilities(1)	Collateral Posted by Borrower(3)	Net Amount(2)
Balanced Income Fund	$13,887,838	$(13,887,838)	$—
Balanced Retirement Fund	2,454,756	(2,454,756)	—
Global Real Asset Fund (consolidated)	4,956,599	(4,956,599)	—
Multi-Asset Income and Growth Fund	6,502,535	(6,502,535)	—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.
(3)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash and non-cash collateral with value of $14,567,918, $2,592,433, $5,316,463, and $6,727,774, respectively, has been received by Balanced Income Fund, Balanced Retirement Fund, Global Real Asset Fund (consolidated), and Multi-Asset Income and Growth Fund, respectively, in connection with securities lending transactions.

140

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2019

9.	Secured Borrowings:

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019.

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Balanced Income Fund
Securities Lending Transactions(1)
Corporate Bonds	$13,987,254	$—	$—	$—	$13,987,254
Foreign Government Obligations	580,664	—	—	—	580,664

Total	$14,567,918	$—	$—	$—	$14,567,918

Total Borrowings	$14,567,918	$—	$—	$—	$14,567,918

Gross amount of recognized liabilities for securities lending transactions					$14,567,918

Balanced Retirement Fund
Securities Lending Transactions(1)
Affiliated Investment Companies	$979,964	$—	$—	$—	$979,964
Corporate Bonds	5,390	—	—	—	5,390
Exchange-Traded Funds	1,607,079	—	—	—	1,607,079

Total	$2,592,433	$—	$—	$—	$2,592,433

Total Borrowings	$2,592,433	$—	$—	$—	$2,592,433

Gross amount of recognized liabilities for securities lending transactions					$2,592,433

Global Real Asset Fund (consolidated)
Securities Lending Transactions(1)
Common Stocks	$3,744,459	$—	$—	$—	$3,744,459
Corporate Bonds	12,762	—	—	—	12,762
Exchange-Traded Funds	838,055	—	—	—	838,055

Total	$4,595,276	$—	$—	$—	$4,595,276

Total Borrowings	$4,595,276	$—	$—	$—	$4,595,276

Gross amount of recognized liabilities for securities lending transactions					$4,595,276

Multi-Asset Income and Growth Fund
Securities Lending Transactions(1)
Common Stocks	$1,281,099	$—	$—	$—	$1,281,099
Convertible Bonds	273,380	—	—	—	273,380
Corporate Bonds	101,813	—	—	—	101,813
Exchange-Traded Funds	4,809,267	—	—	—	4,809,267
Municipal Bonds	90,626	—	—	—	90,626

Total	$6,556,185	$—	$—	$—	$6,556,185

Total Borrowings	$6,556,185	$—	$—	$—	$6,556,185

Gross amount of recognized liabilities for securities lending transactions					$6,556,185

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

141

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2019

10.	Affiliate Holdings:

As of October 31, 2019, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Retirement Fund	—	—	—	1%	3%	—	100%	—	1%
Conservative Allocation Fund	—	—	—	—	—	—	NA	NA	100%
Global Real Asset Fund	—	—	—	—	—	24%	NA	—	—
Growth Allocation Fund	—	—	—	—	—	—	NA	NA	5%
Moderate Allocation Fund	—	—	—	—	—	—	NA	NA	5%
Multi-Asset Income and Growth Fund	—	—	—	—	—	—	8%	—	—

Percentage of Fund by Class

Fund	Class A	Class C	Class I	Class R3		Class R4		Class R5		Class R6		Class Y	Class F
Balanced Retirement Fund	—	—	—	—	%*	—	%*	—		—	%*	—	—	%*
Conservative Allocation Fund	—	—	—	—		—		—		NA		NA	—	%*
Global Real Asset Fund	—	—	—	—		—		—	%*	NA		—	—
Growth Allocation Fund	—	—	—	—		—		—		NA		NA	—	%*
Moderate Allocation Fund	—	—	—	—		—		—		NA		NA	—	%*
Multi-Asset Income & Growth Fund	—	—	—	—		—		—		—	%*	—	—

*	Percentage rounds to zero.

As of October 31, 2019, affiliated funds of funds and certain 529 plans administered by HFMC in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares from these affiliated funds of funds and certain 529 plans administered by HFMC. Affiliated funds of funds and certain 529 plans administered by HFMC owned shares in the Funds listed below as follows:

Fund	Percentage of Fund(1)
Balanced Income Fund	—	%*
Global Real Asset Fund (consolidated)	42%

(1)	As of October 31, 2019, the affiliated funds of funds and certain 529 plans administered by HFMC were invested in Class F shares.
*	Percentage rounds to zero.

11.	Affiliate Fund Transactions:

A summary of affiliate fund transactions for the Balanced Retirement Fund, Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund for the year ended October 31, 2019 follows:

Affiliated Investment Companies	Beginning Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Ending Value as of October 31, 2019	Shares as of October 31, 2019	Dividend Income	Capital Gain Distributions
Balanced Retirement Fund
Hartford Multifactor Developed Markets (ex-US) ETF	$—	$9,255,919	$328,589	$(8,354)	$152,887	$9,071,863	317,420	$—	$—
Hartford Multifactor Emerging Markets ETF	—	3,297,019	81,434	(6,485)	(28,321)	3,180,779	139,903	—	—
Hartford Multifactor US Equity ETF	—	8,510,454	393,436	(1,113)	60,426	8,176,331	251,502	40,553	—
The Hartford World Bond Fund, Class F	—	17,082,174	2,142,377	3,919	29,448	14,973,164	1,380,015	48,514	—

Total	$—	$38,145,566	$2,945,836	$(12,033)	$214,440	$35,402,137	2,088,840	$89,067	$—

Checks and Balances Fund
Hartford Total Return Bond ETF	$299,115,446	$225,451,143	$36,518,476	$353,338	$39,683,103	$528,084,554	12,717,268	$16,818,274	$—
The Hartford Capital Appreciation Fund, Class F	500,579,781	108,646,841	92,161,628	(8,669,764)	12,299,271	520,694,501	13,940,950	3,595,062	72,625,349
The Hartford Dividend and Growth Fund, Class F	510,245,265	88,672,575	90,851,998	(4,297,101)	16,646,575	520,415,316	20,186,785	9,909,478	46,181,902
The Hartford Total Return Bond Fund, Class F	217,256,603	420,452	217,872,796	(8,686,530)	8,882,271	—	—	501,921	—

Total	$1,527,197,095	$423,191,011	$437,404,898	$(21,300,057)	$77,511,220	$1,569,194,371	46,845,003	$30,824,735	$118,807,251

Conservative Allocation Fund
Hartford Core Equity Fund, Class F	$7,887,858	$4,766,946	$3,495,964	$422,870	$728,492	$10,310,202	307,584	$117,750	$388,829
Hartford Emerging Markets Equity Fund, Class F	—	1,523,870	298,191	8,521	30,452	1,264,652	142,096	—	—
Hartford Multifactor Developed Markets (ex-US) ETF	1,072,911	2,756,319	—	—	184,917	4,014,147	140,453	69,298	—

142

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2019

Affiliated Investment Companies	Beginning Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Ending Value as of October 31, 2019	Shares as of October 31, 2019	Dividend Income	Capital Gain Distributions

Conservative Allocation Fund – (continued)
Hartford Multifactor US Equity ETF	$2,873,862	$2,335,615	$—	$—	$366,378	$5,575,855	171,512	$89,115	$—
Hartford Quality Value Fund, Class F	4,283,119	1,200,969	5,420,974	(197,340)	134,226	—	—	94,705	236,042
Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Class F	4,673,591	1,225,805	1,934,637	(204,319)	389,556	4,149,996	456,043	300,015	—
Hartford Schroders International Multi-Cap Value Fund, Class F	3,386,134	1,411,757	1,384,162	(49,518)	120,353	3,484,564	385,035	117,658	90,778
Hartford Short Duration ETF	10,141,615	—	—	—	213,437	10,355,052	253,458	362,236	—
Hartford Small Cap Value Fund, Class F (formerly, Hartford Small Cap Core Fund, Class F)	1,131,168	2,490,577	690,278	(172,549)	(15,269)	2,743,649	264,321	10,450	317,510
Hartford Total Return Bond ETF	—	15,058,753	—	—	1,017,360	16,076,113	387,143	434,989	—
The Hartford Equity Income Fund, Class F	6,799,943	2,102,994	2,380,574	8,262	266,559	6,797,184	342,083	170,432	555,226
The Hartford Global All-Asset Fund, Class F	4,433,502	417,499	4,540,211	(785,437)	474,647	—	—	395,451	—
The Hartford Global Real Asset Fund, Class F	2,212,983	860,060	516,739	(2,742)	(24,032)	2,529,530	286,470	57,241	—
The Hartford Growth Opportunities Fund, Class F	2,225,339	2,509,973	1,149,210	18,937	(74,098)	3,530,941	83,930	—	527,162
The Hartford Inflation Plus Fund, Class F	4,665,456	1,240,499	613,198	(26,661)	155,523	5,421,619	504,337	193,977	—
The Hartford International Opportunities Fund, Class F	3,966,172	976,945	3,117,310	(232,995)	315,124	1,907,936	122,069	76,029	102,928
The Hartford MidCap Fund, Class F	2,815,768	1,218,816	979,573	107,918	31,403	3,194,332	101,343	—	336,404
The Hartford Quality Bond Fund, Class F	16,508,931	4,160,314	3,174,251	(172)	1,143,762	18,638,584	1,834,506	638,176	—
The Hartford Small Company Fund, Class F	—	3,259,941	365,214	4,902	(14,165)	2,885,464	132,665	—	—
The Hartford Strategic Income Fund, Class F	7,704,575	2,139,785	1,174,093	(33,144)	305,674	8,942,797	1,031,465	565,483	—
The Hartford Total Return Bond Fund, Class F	13,797,301	1,329,944	15,154,122	(544,830)	571,707	—	—	222,216	—
The Hartford World Bond Fund, Class F	11,004,769	7,139,555	1,114,633	46,336	191,130	17,267,157	1,591,443	629,268	11,593

Total	$111,584,997	$60,126,936	$47,503,334	$(1,631,961)	$6,513,136	$129,089,774	8,537,956	$4,544,489	$2,566,472

Growth Allocation Fund
Hartford Core Equity Fund, Class F	$98,202,761	$12,182,442	$13,421,956	$2,269,162	$9,180,293	$108,412,702	3,234,269	$1,066,512	$4,055,685
Hartford Emerging Markets Equity Fund, Class F	—	10,571,961	—	—	310,784	10,882,745	1,222,780	—	—
Hartford Multifactor Developed Markets (ex-US) ETF	24,288,661	17,971,985	—	—	2,461,995	44,722,641	1,564,823	914,301	—
Hartford Multifactor US Equity ETF	44,509,418	8,105,817	—	—	3,471,309	56,086,544	1,725,209	1,048,113	—
Hartford Quality Value Fund, Class F	48,887,330	3,377,050	51,562,265	(2,741,726)	2,039,611	—	—	949,523	2,427,527
Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Class F	12,230,084	735,560	6,075,575	(648,936)	1,081,909	7,323,042	804,730	538,041	—
Hartford Schroders International Multi-Cap Value Fund, Class F	42,570,311	2,414,727	2,985,183	(129,343)	608,920	42,479,432	4,693,860	1,381,616	1,033,111
Hartford Short Duration ETF	23,442,536	—	5,829,255	(43,944)	380,515	17,949,852	439,354	665,919	—
Hartford Small Cap Value Fund, Class F (formerly, Hartford Small Cap Core Fund, Class F)	23,857,541	12,374,257	2,451,982	(601,797)	(4,049,788)	29,128,231	2,806,188	185,934	5,813,958
Hartford Total Return Bond ETF	—	14,257,298	—	—	964,189	15,221,487	366,562	411,864	—
The Hartford Equity Income Fund, Class F	74,508,845	7,125,993	14,099,190	273,021	2,638,172	70,446,841	3,545,387	1,686,889	5,439,104
The Hartford Global All-Asset Fund, Class F	24,604,674	2,057,240	24,779,301	(4,538,668)	2,656,055	—	—	2,057,240	—
The Hartford Global Real Asset Fund, Class F	24,522,708	548,436	3,599,701	(21,022)	(376,104)	21,074,317	2,386,672	548,436	—
The Hartford Growth Opportunities Fund, Class F	22,934,610	13,506,894	887,297	82,954	(1,066,170)	34,570,991	821,749	—	5,096,459
The Hartford International Opportunities Fund, Class F	45,827,484	5,828,014	22,808,200	(1,565,883)	3,198,430	30,479,845	1,950,086	869,171	1,176,687
The Hartford International Small Company Fund, Class F	6,183,836	905,921	5,899,496	(1,805,064)	614,803	—	—	72,632	785,727
The Hartford MidCap Fund, Class F	32,012,098	4,039,764	7,418,681	973,463	345,855	29,952,499	950,270	—	3,568,988
The Hartford Quality Bond Fund, Class F	24,437,701	2,019,078	4,907,815	4,515	1,532,247	23,085,726	2,272,217	851,692	—
The Hartford Small Company Fund, Class F	—	29,422,054	—	—	3,339	29,425,393	1,352,892	—	—
The Hartford Strategic Income Fund, Class F	6,103,156	1,828,662	912,048	(15,344)	252,719	7,257,145	837,041	441,431	—
The Hartford World Bond Fund, Class F	24,430,554	2,433,161	4,102,869	161,814	128,635	23,051,295	2,124,543	1,164,052	22,699

Total	$603,554,308	$151,706,314	$171,740,814	$(8,346,798)	$26,377,718	$601,550,728	33,098,632	$14,853,366	$29,419,945

143

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2019

Affiliated Investment Companies	Beginning Value as of October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Ending Value as of October 31, 2019	Shares as of October 31, 2019	Dividend Income	Capital Gain Distributions
Moderate Allocation Fund
Hartford Core Equity Fund, Class F	$45,992,576	$7,812,360	$7,776,488	$1,384,709	$4,676,440	$52,089,597	1,553,986	$494,963	$1,870,582
Hartford Emerging Markets Equity Fund, Class F	—	6,567,099	—	—	182,386	6,749,485	758,369	—	—
Hartford Multifactor Developed Markets (ex-US) ETF	12,802,060	10,617,643	—	—	1,289,393	24,709,096	864,559	510,152	—
Hartford Multifactor US Equity ETF	22,501,939	841,725	—	—	1,538,027	24,881,691	765,355	495,268	—
Hartford Quality Value Fund, Class F	24,241,583	1,674,566	25,561,383	(1,308,682)	953,916	—	—	470,837	1,203,729
Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Class F	11,937,257	682,566	1,481,298	(137,690)	596,117	11,596,952	1,274,390	682,565	—
Hartford Schroders International Multi-Cap Value Fund, Class F	21,760,509	2,147,499	3,377,730	(90,487)	385,858	20,825,649	2,301,177	687,106	528,091
Hartford Short Duration ETF	20,433,399	2,143,836	2,026,050	(15,533)	407,735	20,943,387	512,626	708,541	—
Hartford Small Cap Value Fund, Class F (formerly, Hartford Small Cap Core Fund, Class F)	11,762,671	8,055,366	3,077,935	(726,971)	(1,434,349)	14,578,782	1,404,507	91,672	2,866,502
Hartford Total Return Bond ETF	—	19,969,212	—	—	1,348,726	21,317,938	513,376	576,823	—
The Hartford Equity Income Fund, Class F	37,002,535	3,599,292	6,541,200	83,563	1,337,060	35,481,250	1,785,669	843,727	2,755,565
The Hartford Global All-Asset Fund, Class F	21,770,224	1,341,257	21,912,903	(3,550,182)	2,351,604	—	—	1,341,255	—
The Hartford Global Real Asset Fund, Class F	12,740,080	289,214	1,019,400	6,081	(206,727)	11,809,248	1,337,401	289,214	—
The Hartford Growth Opportunities Fund, Class F	11,716,685	8,135,350	2,505,775	198,658	(291,856)	17,253,062	410,104	—	2,569,300
The Hartford Inflation Plus Fund, Class F	10,391,496	403,469	1,469,634	(62,337)	290,953	9,553,947	888,739	403,469	—
The Hartford International Opportunities Fund, Class F	23,739,842	1,511,623	11,112,385	(711,218)	1,514,931	14,942,793	956,033	415,761	562,859
The Hartford International Small Company Fund, Class F	4,302,777	592,286	4,070,991	(1,173,975)	349,903	—	—	50,118	542,168
The Hartford MidCap Fund, Class F	15,897,385	1,746,164	3,360,394	422,529	200,765	14,906,449	472,920	—	1,746,164
The Hartford Quality Bond Fund, Class F	38,973,973	1,282,366	10,162,077	(31,797)	2,295,284	32,357,749	3,184,818	1,282,366	—
The Hartford Small Company Fund, Class F	—	14,698,878	—	—	32,050	14,730,928	677,284	—	—
The Hartford Strategic Income Fund, Class F	17,311,243	1,103,048	3,576,348	(110,275)	599,250	15,326,918	1,767,811	1,103,048	—
The Hartford Total Return Bond Fund, Class F	21,707,845	315,140	22,066,917	(990,789)	1,034,721	—	—	330,403	—
The Hartford World Bond Fund, Class F	30,298,368	7,120,098	4,549,291	210,374	293,609	33,373,158	3,075,867	1,478,132	27,795

Total	$417,284,447	$102,650,057	$135,648,199	$(6,604,022)	$19,745,796	$397,428,079	24,504,991	$12,255,420	$14,672,755

12.	Investment Transactions:

For the year or period ended October 31, 2019, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Balanced Income Fund	$5,177,687,359	$5,080,549,063	$1,132,703,182	$1,250,314,000	$6,310,390,541	$6,330,863,063
Balanced Retirement Fund(1)	178,143,694	121,024,960	50,212,970	33,641,972	228,356,664	154,666,932
Checks and Balances Fund	423,191,011	437,404,898	—	—	423,191,011	437,404,898
Conservative Allocation Fund	60,126,936	47,503,334	—	—	60,126,936	47,503,334
Global Real Asset Fund (consolidated)	437,712,013	447,521,703	78,987,024	92,082,345	516,699,037	539,604,048
Growth Allocation Fund	151,706,314	171,740,814	—	—	151,706,314	171,740,814
Moderate Allocation Fund	102,650,057	135,648,199	—	—	102,650,057	135,648,199
Multi-Asset Income and Growth Fund	649,263,302	791,448,858	92,301,426	50,156,613	741,564,728	841,605,471

(1)

With respect to the reorganization of The Hartford Global All-Asset Fund with and into the Balanced Retirement Fund on September 23, 2019, the Balanced Retirement Fund acquired long-term equity securities with a cost of $137,713,156 that are not included in the above non-U.S. Government purchases.

144

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2019

13.	Capital Share Transactions:

The following information is for the year ended October 31, 2019, and the year ended October 31, 2018:

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Balanced Income Fund
Class A
Shares Sold	39,786,869	$562,588,329	38,989,719	$560,417,398
Shares Issued for Reinvested Dividends	15,019,995	202,396,974	11,976,590	173,097,317
Shares Redeemed	(42,150,227)	(587,900,551)	(48,182,103)	(691,461,657)

Net Increase (Decrease)	12,656,637	177,084,752	2,784,206	42,053,058

Class C
Shares Sold	32,397,092	$450,357,714	39,169,803	$556,665,816
Shares Issued for Reinvested Dividends	13,704,425	180,788,912	11,317,577	161,588,478
Shares Redeemed	(59,869,644)	(824,655,550)	(55,798,286)	(786,192,687)

Net Increase (Decrease)	(13,768,127)	(193,508,924)	(5,310,906)	(67,938,393)

Class I
Shares Sold	81,403,185	$1,144,106,675	72,425,805	$1,043,575,637
Shares Issued for Reinvested Dividends	13,234,390	178,757,422	11,073,938	159,966,220
Shares Redeemed	(69,135,494)	(957,096,008)	(86,913,001)	(1,243,543,615)

Net Increase (Decrease)	25,502,081	365,768,089	(3,413,258)	(40,001,758)

Class R3
Shares Sold	1,730,192	$24,442,308	2,337,951	$33,786,116
Shares Issued for Reinvested Dividends	874,989	11,790,845	771,382	11,195,450
Shares Redeemed	(3,864,290)	(54,339,667)	(3,965,344)	(56,851,483)

Net Increase (Decrease)	(1,259,109)	(18,106,514)	(856,011)	(11,869,917)

Class R4
Shares Sold	1,296,517	$18,280,215	3,125,278	$44,518,886
Shares Issued for Reinvested Dividends	567,014	7,654,873	397,154	5,763,412
Shares Redeemed	(3,609,955)	(51,596,525)	(2,169,581)	(31,291,240)

Net Increase (Decrease)	(1,746,424)	(25,661,437)	1,352,851	18,991,058

Class R5
Shares Sold	1,200,444	$16,827,628	1,554,016	$22,260,222
Shares Issued for Reinvested Dividends	165,696	2,241,276	172,124	2,500,002
Shares Redeemed	(2,196,220)	(30,638,295)	(994,252)	(14,287,617)

Net Increase (Decrease)	(830,080)	(11,569,391)	731,888	10,472,607

Class R6
Shares Sold	7,695,203	$110,180,521	4,659,599	$68,769,166
Shares Issued for Reinvested Dividends	554,460	7,617,276	276,257	4,021,864
Shares Redeemed	(1,614,041)	(23,035,790)	(782,721)	(11,296,936)

Net Increase (Decrease)	6,635,622	94,762,007	4,153,135	61,494,094

Class Y
Shares Sold	4,850,971	$68,796,757	5,164,597	$75,162,234
Shares Issued for Reinvested Dividends	717,008	9,766,888	505,076	7,369,670
Shares Redeemed	(5,906,978)	(83,140,688)	(3,584,418)	(51,827,904)

Net Increase (Decrease)	(338,999)	(4,577,043)	2,085,255	30,704,000

Class F
Shares Sold	31,513,101	$444,867,885	38,725,683	$558,594,386
Shares Issued for Reinvested Dividends	7,684,924	103,977,990	5,126,410	73,959,942
Shares Redeemed	(20,562,273)	(287,870,520)	(15,738,250)	(224,991,431)

Net Increase (Decrease)	18,635,752	260,975,355	28,113,843	407,562,897

Total Net Increase (Decrease)	45,487,353	$645,166,894	29,641,003	$451,467,646

Balanced Retirement Fund
Class A
Shares Sold	488,930	$4,373,737	325,413	$3,055,087
Issued in Reorganization	8,844,589	81,509,965	—	—
Shares Issued for Reinvested Dividends	116,679	1,033,298	72,865	681,155
Shares Redeemed	(1,792,469)	(16,443,674)	(185,591)	(1,734,963)

Net Increase (Decrease)	7,657,729	70,473,326	212,687	2,001,279

145

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

Balanced Retirement Fund – (continued)
Class C
Shares Sold	400,059	$3,581,279	660,354	$6,201,735
Issued in Reorganization	3,247,905	29,964,519	—	—
Shares Issued for Reinvested Dividends	77,520	681,239	43,571	407,322
Shares Redeemed	(697,276)	(6,349,694)	(154,083)	(1,446,116)

Net Increase (Decrease)	3,028,208	27,877,343	549,842	5,162,941

Class I
Shares Sold	1,684,136	$15,081,197	1,803,637	$17,002,400
Issued in Reorganization	2,434,728	22,421,164	—	—
Shares Issued for Reinvested Dividends	132,337	1,168,376	95,952	895,915
Shares Redeemed	(3,667,186)	(33,469,031)	(1,015,906)	(9,563,834)

Net Increase (Decrease)	584,015	5,201,706	883,683	8,334,481

Class R3
Shares Sold	5,561	$51,117	—	$—
Issued in Reorganization	138,704	1,280,088	—	—
Shares Issued for Reinvested Dividends	15,940	140,237	12,895	120,685
Shares Redeemed	(266,176)	(2,456,178)	—	—

Net Increase (Decrease)	(105,971)	(984,736)	12,895	120,685

Class R4
Shares Sold	2,312	$21,197	—	$—
Issued in Reorganization	35,529	327,621	—	—
Shares Issued for Reinvested Dividends	15,884	139,591	13,136	122,877
Shares Redeemed	(262,362)	(2,419,256)	—	—

Net Increase (Decrease)	(208,637)	(1,930,847)	13,136	122,877

Class R5
Shares Sold	89,217	$823,482	—	$—
Issued in Reorganization	11,670	107,486	—	—
Shares Issued for Reinvested Dividends	16,713	146,932	13,494	126,157
Shares Redeemed	(278,363)	(2,563,435)	(1)	(11)

Net Increase (Decrease)	(160,763)	(1,485,535)	13,493	126,146

Class R6(1)
Shares Sold	8	$(226)	—	$—
Issued in Reorganization	1,111	10,226	—	—
Shares Issued for Reinvested Dividends	28	252	—	—

Net Increase (Decrease)	1,147	10,252	—	—

Class Y
Shares Sold	156,012	$1,418,711	51,772	$485,012
Issued in Reorganization	313,061	2,881,352	—	—
Shares Issued for Reinvested Dividends	152,845	1,340,124	159,115	1,487,370
Shares Redeemed	(3,122,882)	(28,639,263)	(5,445)	(50,964)

Net Increase (Decrease)	(2,500,964)	(22,999,076)	205,442	1,921,418

Class F
Shares Sold	1,454	$13,467	—	$—
Issued in Reorganization	340,301	3,111,198	—	—
Shares Issued for Reinvested Dividends	699	6,382	26	241
Shares Redeemed	(178,744)	(1,627,543)	(1,143)	(10,792)

Net Increase (Decrease)	163,710	1,503,504	(1,117)	(10,551)

Total Net Increase (Decrease)	8,458,474	$77,665,937	1,890,061	$17,779,276

Checks and Balances Fund
Class A
Shares Sold	13,034,796	$118,501,810	13,647,976	$130,595,113
Shares Issued for Reinvested Dividends	13,736,642	117,435,304	17,231,912	166,645,244
Shares Redeemed	(23,888,289)	(218,089,065)	(24,632,663)	(239,357,486)

Net Increase (Decrease)	2,883,149	17,848,049	6,247,225	57,882,871

Class C
Shares Sold	2,590,443	$23,587,069	1,826,905	$17,655,502
Shares Issued for Reinvested Dividends	1,953,996	16,461,099	3,725,819	35,807,820
Shares Redeemed	(8,185,799)	(74,336,948)	(13,717,967)	(130,692,358)

Net Increase (Decrease)	(3,641,360)	(34,288,780)	(8,165,243)	(77,229,036)

146

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

Checks and Balances Fund – (continued)
Class I
Shares Sold	3,604,755	$33,326,470	2,706,536	$26,276,349
Shares Issued for Reinvested Dividends	703,189	6,031,379	762,800	7,387,825
Shares Redeemed	(4,108,288)	(37,503,349)	(2,363,467)	(22,868,401)

Net Increase (Decrease)	199,656	1,854,500	1,105,869	10,795,773

Class R3
Shares Sold	182,353	$1,660,427	212,507	$2,058,040
Shares Issued for Reinvested Dividends	171,251	1,452,360	233,285	2,247,730
Shares Redeemed	(453,526)	(4,139,863)	(497,519)	(4,821,060)

Net Increase (Decrease)	(99,922)	(1,027,076)	(51,727)	(515,290)

Class R4
Shares Sold	45,433	$412,333	58,977	$568,308
Shares Issued for Reinvested Dividends	59,117	503,670	72,587	699,777
Shares Redeemed	(49,246)	(455,037)	(93,792)	(903,239)

Net Increase (Decrease)	55,304	460,966	37,772	364,846

Class R5
Shares Sold	531,448	$4,827,979	217,070	$2,162,578
Shares Issued for Reinvested Dividends	4,961	42,828	35,784	347,064
Shares Redeemed	(552,055)	(5,010,915)	(400,829)	(3,834,155)

Net Increase (Decrease)	(15,646)	(140,108)	(147,975)	(1,324,513)

Class F
Shares Sold	678,348	$6,321,547	27,669	$273,932
Shares Issued for Reinvested Dividends	8,437	75,764	15,522	150,980
Shares Redeemed	(61,275)	(580,634)	(136,447)	(1,331,405)

Net Increase (Decrease)	625,510	5,816,677	(93,256)	(906,493)

Total Net Increase (Decrease)	6,691	$(9,475,772)	(1,067,335)	$(10,931,842)

Conservative Allocation Fund
Class A
Shares Sold	3,066,833	$31,594,596	1,549,759	$16,111,362
Shares Issued for Reinvested Dividends	295,078	2,859,303	239,137	2,498,985
Shares Redeemed	(1,858,637)	(19,164,980)	(1,746,761)	(18,321,546)

Net Increase (Decrease)	1,503,274	15,288,919	42,135	288,801

Class C
Shares Sold	895,618	$9,222,202	653,720	$6,744,734
Shares Issued for Reinvested Dividends	29,699	286,600	51,671	533,764
Shares Redeemed	(1,274,867)	(13,255,571)	(1,497,403)	(15,264,112)

Net Increase (Decrease)	(349,550)	(3,746,769)	(792,012)	(7,985,614)

Class I
Shares Sold	98,629	$1,005,747	61,799	$648,422
Shares Issued for Reinvested Dividends	5,150	49,958	4,857	50,753
Shares Redeemed	(107,025)	(1,107,930)	(120,586)	(1,265,929)

Net Increase (Decrease)	(3,246)	(52,225)	(53,930)	(566,754)

Class R3
Shares Sold	80,009	$836,343	64,851	$680,503
Shares Issued for Reinvested Dividends	11,303	109,866	18,111	189,259
Shares Redeemed	(193,650)	(2,019,808)	(333,785)	(3,464,341)

Net Increase (Decrease)	(102,338)	(1,073,599)	(250,823)	(2,594,579)

Class R4
Shares Sold	26,838	$278,658	87,318	$913,861
Shares Issued for Reinvested Dividends	7,278	70,668	7,995	83,543
Shares Redeemed	(81,313)	(848,402)	(108,683)	(1,134,029)

Net Increase (Decrease)	(47,197)	(499,076)	(13,370)	(136,625)

Class R5
Shares Sold	11,041	$116,542	30,467	$321,375
Shares Issued for Reinvested Dividends	6,313	61,359	6,115	64,019
Shares Redeemed	(11,764)	(121,008)	(68,456)	(725,770)

Net Increase (Decrease)	5,590	56,893	(31,874)	(340,376)

147

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

Conservative Allocation Fund – (continued)
Class F
Shares Sold	4,694	$50,530	—	$—
Shares Issued for Reinvested Dividends	37	356	34	351
Shares Redeemed	(4,695)	(50,800)	—	—

Net Increase (Decrease)	36	86	34	351

Total Net Increase (Decrease)	1,006,569	$9,974,229	(1,099,840)	$(11,334,796)

Global Real Asset Fund (consolidated)
Class A
Shares Sold	205,230	$1,804,259	584,612	$5,568,066
Shares Issued for Reinvested Dividends	36,782	304,188	56,648	533,621
Shares Redeemed	(594,513)	(5,156,678)	(475,065)	(4,514,397)

Net Increase (Decrease)	(352,501)	(3,048,231)	166,195	1,587,290

Class C
Shares Sold	8,079	$69,940	24,069	$222,034
Shares Issued for Reinvested Dividends	5,384	43,879	14,505	134,313
Shares Redeemed	(188,218)	(1,634,670)	(292,821)	(2,721,381)

Net Increase (Decrease)	(174,755)	(1,520,851)	(254,247)	(2,365,034)

Class I
Shares Sold	1,550,315	$13,600,849	2,418,003	$22,917,661
Shares Issued for Reinvested Dividends	92,428	762,529	90,742	852,977
Shares Redeemed	(1,272,120)	(11,275,190)	(1,653,192)	(15,652,851)

Net Increase (Decrease)	370,623	3,088,188	855,553	8,117,787

Class R3
Shares Sold	954	$8,610	5,073	$47,869
Shares Issued for Reinvested Dividends	211	1,759	249	2,363
Shares Redeemed	(4,608)	(41,599)	(9,990)	(95,312)

Net Increase (Decrease)	(3,443)	(31,230)	(4,668)	(45,080)

Class R4
Shares Sold	6,335	$57,030	4,377	$42,130
Shares Issued for Reinvested Dividends	457	3,789	1,377	12,990
Shares Redeemed	(23,086)	(200,486)	(28,894)	(277,486)

Net Increase (Decrease)	(16,294)	(139,667)	(23,140)	(222,366)

Class R5
Shares Sold	3,499	$30,370	9,271	$86,900
Shares Issued for Reinvested Dividends	37	305	255	2,404
Shares Redeemed	(281)	(2,465)	(15,488)	(150,073)

Net Increase (Decrease)	3,255	28,210	(5,962)	(60,769)

Class Y
Shares Sold	955,801	$8,339,899	1,539,199	$14,573,429
Shares Issued for Reinvested Dividends	323,850	2,671,759	435,699	4,095,568
Shares Redeemed	(4,681,597)	(41,222,354)	(834,790)	(7,905,380)

Net Increase (Decrease)	(3,401,946)	(30,210,696)	1,140,108	10,763,617

Class F
Shares Sold	1,533,466	$13,391,577	1,802,386	$17,036,262
Shares Issued for Reinvested Dividends	312,549	2,578,535	421,001	3,953,204
Shares Redeemed	(1,622,972)	(14,359,432)	(1,824,036)	(17,382,113)

Net Increase (Decrease)	223,043	1,610,680	399,351	3,607,353

Total Net Increase (Decrease)	(3,352,018)	$(30,223,597)	2,273,190	$21,382,798

Growth Allocation Fund
Class A
Shares Sold	3,737,082	$45,135,018	6,511,095	$80,477,287
Shares Issued for Reinvested Dividends	1,611,562	17,870,124	929,183	11,512,571
Shares Redeemed	(6,370,770)	(77,501,282)	(6,456,458)	(81,189,891)

Net Increase (Decrease)	(1,022,126)	(14,496,140)	983,820	10,799,967

Class C
Shares Sold	395,504	$4,737,574	499,510	$6,156,978
Shares Issued for Reinvested Dividends	101,375	1,122,616	182,505	2,230,210
Shares Redeemed	(1,947,917)	(23,616,044)	(6,920,371)	(84,011,273)

Net Increase (Decrease)	(1,451,038)	(17,755,854)	(6,238,356)	(75,624,085)

148

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

Growth Allocation Fund – (continued)
Class I
Shares Sold	290,719	$3,500,562	487,090	$6,102,168
Shares Issued for Reinvested Dividends	37,928	417,489	21,881	269,350
Shares Redeemed	(364,358)	(4,382,780)	(444,247)	(5,576,845)

Net Increase (Decrease)	(35,711)	(464,729)	64,724	794,673

Class R3
Shares Sold	62,207	$736,961	92,979	$1,148,156
Shares Issued for Reinvested Dividends	32,369	350,833	19,315	233,899
Shares Redeemed	(455,805)	(5,491,552)	(182,012)	(2,207,354)

Net Increase (Decrease)	(361,229)	(4,403,758)	(69,718)	(825,299)

Class R4
Shares Sold	45,022	$543,667	79,723	$998,097
Shares Issued for Reinvested Dividends	23,777	262,479	19,968	246,007
Shares Redeemed	(302,126)	(3,727,153)	(295,750)	(3,681,689)

Net Increase (Decrease)	(233,327)	(2,921,007)	(196,059)	(2,437,585)

Class R5
Shares Sold	40,358	$493,212	98,933	$1,233,696
Shares Issued for Reinvested Dividends	19,837	219,881	11,636	144,172
Shares Redeemed	(88,384)	(1,075,193)	(101,267)	(1,273,685)

Net Increase (Decrease)	(28,189)	(362,100)	9,302	104,183

Class F
Shares Sold	22,870	$286,154	—	$—
Shares Issued for Reinvested Dividends	40	441	25	306
Shares Redeemed	(4,116)	(52,334)	—	—

Net Increase (Decrease)	18,794	234,261	25	306

Total Net Increase (Decrease)	(3,112,826)	$(40,169,327)	(5,446,262)	$(67,187,840)

Moderate Allocation Fund
Class A
Shares Sold	2,307,920	$26,152,391	4,472,687	$53,920,906
Shares Issued for Reinvested Dividends	2,465,078	26,238,562	1,281,470	15,648,876
Shares Redeemed	(5,030,209)	(57,327,287)	(4,682,922)	(57,432,113)

Net Increase (Decrease)	(257,211)	(4,936,334)	1,071,235	12,137,669

Class C
Shares Sold	304,777	$3,455,339	435,476	$5,245,612
Shares Issued for Reinvested Dividends	277,874	2,915,470	324,626	3,893,584
Shares Redeemed	(1,548,103)	(17,427,939)	(4,705,550)	(55,582,961)

Net Increase (Decrease)	(965,452)	(11,057,130)	(3,945,448)	(46,443,765)

Class I
Shares Sold	197,185	$2,279,391	443,408	$5,457,698
Shares Issued for Reinvested Dividends	83,253	889,378	33,452	409,758
Shares Redeemed	(386,956)	(4,370,137)	(294,172)	(3,632,357)

Net Increase (Decrease)	(106,518)	(1,201,368)	182,688	2,235,099

Class R3
Shares Sold	216,807	$2,451,322	199,725	$2,414,240
Shares Issued for Reinvested Dividends	133,124	1,395,413	83,314	1,002,335
Shares Redeemed	(614,892)	(6,961,176)	(544,423)	(6,528,781)

Net Increase (Decrease)	(264,961)	(3,114,441)	(261,384)	(3,112,206)

Class R4
Shares Sold	71,806	$797,617	77,974	$956,505
Shares Issued for Reinvested Dividends	53,988	574,129	29,948	365,425
Shares Redeemed	(448,267)	(5,233,886)	(111,684)	(1,357,295)

Net Increase (Decrease)	(322,473)	(3,862,140)	(3,762)	(35,365)

Class R5
Shares Sold	62,443	$717,825	66,382	$814,389
Shares Issued for Reinvested Dividends	41,304	441,322	26,358	322,848
Shares Redeemed	(148,828)	(1,740,124)	(84,189)	(1,040,370)

Net Increase (Decrease)	(45,081)	(580,977)	8,551	96,867

149

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2019

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount

Moderate Allocation Fund – (continued)
Class F
Shares Sold	34,915	$398,154	—	$—
Shares Issued for Reinvested Dividends	87	925	46	566
Shares Redeemed	(14,816)	(172,767)	—	—

Net Increase (Decrease)	20,186	226,312	46	566

Total Net Increase (Decrease)	(1,941,510)	$(24,526,078)	(2,948,074)	$(35,121,135)

Multi-Asset Income and Growth Fund
Class A
Shares Sold	2,587,153	$57,948,852	4,435,877	$107,107,255
Shares Issued for Reinvested Dividends	2,721,019	59,304,234	335,636	8,103,736
Shares Redeemed	(4,290,554)	(97,480,858)	(3,905,095)	(94,687,551)

Net Increase (Decrease)	1,017,618	19,772,228	866,418	20,523,440

Class C
Shares Sold	994,975	$22,046,989	1,059,627	$25,679,406
Shares Issued for Reinvested Dividends	403,790	8,768,408	40,972	988,792
Shares Redeemed	(1,442,000)	(32,777,945)	(3,652,532)	(88,210,392)

Net Increase (Decrease)	(43,235)	(1,962,548)	(2,551,933)	(61,542,194)

Class I
Shares Sold	2,644,887	$58,887,498	1,239,085	$30,019,152
Shares Issued for Reinvested Dividends	279,242	6,137,078	33,913	819,760
Shares Redeemed	(835,315)	(18,884,866)	(1,108,878)	(26,838,319)

Net Increase (Decrease)	2,088,814	46,139,710	164,120	4,000,593

Class R3
Shares Sold	27,657	$633,822	19,256	$474,206
Shares Issued for Reinvested Dividends	7,276	160,087	959	23,364
Shares Redeemed	(32,044)	(733,113)	(46,512)	(1,146,979)

Net Increase (Decrease)	2,889	60,796	(26,297)	(649,409)

Class R4
Shares Sold	5,752	$132,291	53,982	$1,334,473
Shares Issued for Reinvested Dividends	9,377	205,180	1,001	24,585
Shares Redeemed	(71,798)	(1,612,256)	(4,795)	(119,700)

Net Increase (Decrease)	(56,669)	(1,274,785)	50,188	1,239,358

Class R5
Shares Sold	9,610	$224,826	1,112	$27,224
Shares Issued for Reinvested Dividends	725	16,255	93	2,273
Shares Redeemed	(1,158)	(26,324)	(1,456)	(36,453)

Net Increase (Decrease)	9,177	214,757	(251)	(6,956)

Class R6(2)
Shares Sold	8,205	$188,895	66,369	$1,665,912
Shares Issued for Reinvested Dividends	6,292	138,509	269	6,811
Shares Redeemed	(75,178)	(1,758,783)	(427)	(10,756)

Net Increase (Decrease)	(60,681)	(1,431,379)	66,211	1,661,967

Class Y
Shares Sold	200,131	$4,661,660	233,732	$5,749,511
Shares Issued for Reinvested Dividends	68,965	1,527,184	10,464	255,995
Shares Redeemed	(354,110)	(8,236,472)	(137,058)	(3,374,077)

Net Increase (Decrease)	(85,014)	(2,047,628)	107,138	2,631,429

Class F
Shares Sold	623,204	$14,141,474	1,877,283	$45,454,244
Shares Issued for Reinvested Dividends	433,589	9,457,771	65,261	1,575,435
Shares Redeemed	(1,014,416)	(23,100,788)	(771,319)	(18,739,707)

Net Increase (Decrease)	42,377	498,457	1,171,225	28,289,972

Total Net Increase (Decrease)	2,915,276	$59,969,608	(153,181)	$(3,851,800)

(1)	Inception date was February 28, 2019.
(2)	Inception date was February 28, 2018.

150

Hartford Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2019

14.	Fund Reorganizations:

At a meeting held on May 1, 2019, the Board of Directors of the Company approved an Agreement and Plan of Reorganization that provided for the reorganization of The Hartford Global All-Asset Fund (“Global All-Asset Fund”), a series of the Company, with and into the Balanced Retirement Fund, a separate series of the Company (the “Reorganization”).

Pursuant to the terms of the Agreement and Plan of Reorganization, after the close of business on September 20, 2019, the Global All-Asset Fund transferred all of its assets to the Balanced Retirement Fund, in exchange for shares of the Balanced Retirement Fund and the assumption of all of the liabilities of the Global All-Asset Fund by the Balanced Retirement Fund.

After the close of business on September 20, 2019, the consummation of the Reorganization was accomplished by a tax-free exchange of shares of the Balanced Retirement Fund in the following amounts:

Share Class	Net assets of Global All-Asset Fund as of the close of business on September 20, 2019 (“Reorganization Date”)	Shares of the Global All-Asset Fund as of the Reorganization Date	Value of Shares Issued by Balanced Retirement Fund	Shares Issued By Balanced Retirement Fund	Net Assets of the Balanced Retirement Fund immediately after the Reorganization
Class A	$81,509,965	8,325,266	$81,509,965	8,844,589	$97,237,912
Class C	29,964,519	3,089,607	29,964,519	3,247,905	43,646,846
Class I	22,421,164	2,283,819	22,421,164	2,434,728	32,713,833
Class R3	1,280,088	130,499	1,280,088	138,704	3,692,669
Class R4	327,621	32,908	327,621	35,529	2,756,837
Class R5	107,486	11,051	107,486	11,670	3,253,670
Class R6	10,226	1,040	10,226	1,111	20,749
Class Y	2,881,352	294,713	2,881,352	313,061	25,649,652
Class F	3,111,198	319,920	3,111,198	340,301	3,121,494

	$141,613,619	14,488,823	$141,613,619	15,367,598	$212,093,662

Each shareholder of a share class of Global All-Asset Fund received shares of the same share class of the Balanced Retirement Fund with the same class designation and at the respective class NAV, as determined on the Reorganization Date.

Some of the investments held by Global All-Asset Fund may have been purchased or sold prior to the Reorganization for the purpose of complying with the anticipated investment policies or limitations of the Balanced Retirement Fund after the Reorganization. The expenses associated with the Reorganization other than brokerage-related expenses, including stamp taxes and other similar transaction costs, were borne by HFMC or its affiliates.

As of the Reorganization Date the Global All-Asset Fund had investments valued at $139,775,017 with a cost basis of $137,713,156. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Balanced Retirement Fund were recorded at fair value; however, the cost basis of the investments received by the Balanced Retirement Fund from Global All-Asset Fund were carried forward to align ongoing reporting of the Balanced Retirement Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Balanced Retirement Fund immediately after the Reorganization were $212,093,662 which included $2,061,861 of acquired unrealized depreciation.

Assuming the Reorganization had been completed on November 1, 2018, the Balanced Retirement Fund’s pro-forma results of operations for the year ended October 31, 2019 (unaudited) are as follows:

Net investment income	$6,576,547
Net realized and unrealized gain (loss) on investments	$17,219,353
Net increase (decrease) in net assets from operations	$23,795,900

15.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $370 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During and as of the year ended October 31, 2019, none of the Funds had borrowings under this facility.

16.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts

151

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Notes to Financial Statements – (continued)

October 31, 2019

that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17.	Recent Accounting Pronouncement:

The FASB recently issued ASU 2017-08 (the “ASU” or “Update”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU is effective for public entities for fiscal years beginning after December 15, 2018, and will become effective for private entities one year later. Management is currently evaluating the implication, if any, of additional disclosure and its impact on the Funds’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, however, an entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. Management has elected to early adopt the provisions of ASU 2018-13 that eliminate disclosure requirements effective with the current reporting period. The impact of each Fund’s early adoption of these provisions was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. Management is currently evaluating the potential impact of adopting the additional provisions of ASU 2018-13.

18.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. The following subsequent events requiring financial statement disclosure have been identified.

Effective November 1, 2019, the management fee of HFMC set forth in the investment management agreement with respect to the Global Real Asset Fund is as follows: 0.7950% of the first $500 million, 0.7600% of the next $500 million, 0.7300% of the next $1.5 billion, 0.7000% of the next $2.5 billion and 0.6600% in excess of $5 billion annually of the Fund’s average daily net assets.

152

Report of Independent Registered Public Accounting Firm

To the Shareholders of

The Hartford Balanced Income Fund, Hartford AARP Balanced Retirement Fund (formerly, Hartford Multi-Asset Income Fund), The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Global Real Asset Fund, The Hartford Growth Allocation Fund, Hartford Moderate Allocation Fund, and Hartford Multi-Asset Income and Growth Fund (formerly, The Hartford Balanced Fund) and the Board of Directors of The Hartford Mutual Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The Hartford Balanced Income Fund, Hartford AARP Balanced Retirement Fund, The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Global Real Asset Fund (consolidated), The Hartford Growth Allocation Fund, Hartford Moderate Allocation Fund, and Hartford Multi-Asset Income and Growth Fund (collectively referred to as the “Funds”) (eight of the funds constituting The Hartford Mutual Funds, Inc. (the “Company”)), including the schedules of investments, as of October 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eight of the funds constituting The Hartford Mutual Funds, Inc.) at October 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hartford investment companies since 2002.

Philadelphia, Pennsylvania

December 30, 2019

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Hartford Multi-Strategy Funds

Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2019. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Vistra Energy Corporation, formerly known as Dynegy, Inc. (an independent power company) since October 2012 and as a Director of Credit Suisse Holdings (USA), Inc. since January 2017.	82	Ms. Ackermann serves as a Director of Vistra Energy Corporation (October 2012 to present) and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	82	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

LYNN S. BIRDSONG (1946)	Director and Chair of the Board	Director since 2003; Chair of the Board since August 2019	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (since September 2014), Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (since 2016), and Aberdeen Alpha Fund (since December 2017). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	82	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014. Previously, she was a director of Forest City Realty Trust (a real estate company) from November 2014 to March 2018, a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014, and a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	82	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present).

DUANE E. HILL (1945)	Director	Since 2001	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	82	None

154

Hartford Multi-Strategy Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

PHILLIP O. PETERSON(4) (1944)	Director	Since 2002	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. From February 2007 to February 2018, Mr. Peterson served as a member of the Board of Trustees of the William Blair Funds. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	82	None

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, and previously was the Founding Director, Center for Financial Policy, in the Robert H. Smith School of Business at the University of Maryland. He was chair of the Finance Department Robert H. Smith School of Business at the University of Maryland from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	82	None

DAVID SUNG (1953)	Director	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is an Independent Director of seven investment funds, including two closed-end registered investment companies, sponsored by Ironwood Capital Management. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	82	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).

OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(5) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”), and Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Manager, Chairman of the Board, and President of Lattice Strategies LLC (since July 2016). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	82	None

155

Hartford Multi-Strategy Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004. Prior to joining The Hartford, Ms. Furlong worked at KPMG LLP in audit services.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

ALBERT Y. LEE (1979)	Vice President and Assistant Treasurer	Since 2017	Mr. Lee serves as Head of Systemic Strategies and ETF Operations and Senior Vice President of HFMG (since July 2016). Mr. Lee also serves as Senior Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lee served as Managing Director and Chief Operating Officer, Lattice Strategies LLC (2009-2016); Chief Operating Officer at Avicenna Capital Management (2007-2009); and Chief Financial Officer at Steeple Capital LP (2005-2007).	N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice Strategies LLC (2003 to 2016).	N/A	N/A

JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as Executive Vice President of HFD (since December 2013) and has served as President (from April 2018 to June 2019) and Chief Executive Officer (from April 2018 to June 2019) of HFD. He also serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC. Mr. Melcher also serves as Executive Vice President and Chief Compliance Officer of Lattice Strategies, LLC (since July 2016). Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

156

Hartford Multi-Strategy Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice Strategies LLC (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips is Deputy General Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014-2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)

Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.

(3)

The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, and Hartford Schroders Opportunistic Income Fund.

(4)	Effective December 5, 2019, Mr. Peterson is retiring from the Company.
(5)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

157

Hartford Multi-Strategy Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

158

Hartford Multi-Strategy Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.

Hartford AARP Balanced Retirement Fund (formerly, Hartford Multi-Asset Income Fund)

The Hartford Balanced Income Fund

The Hartford Checks and Balances Fund

The Hartford Conservative Allocation Fund

The Hartford Global Real Asset Fund

The Hartford Growth Allocation Fund

Hartford Moderate Allocation Fund

Hartford Multi-Asset Income and Growth Fund (formerly, The Hartford Balanced Fund)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 6-7, 2019, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF, on behalf of each of its funds listed above (each a “Fund” and collectively, the “Funds”), and The Hartford Mutual Funds II, Inc. (“HMF II”), on behalf of its series (the “Management Agreement”); and (ii) the continuation of an investment sub-advisory agreement (the “Sub-Advisory Agreement” and collectively with the Management Agreement, the “Agreements”) between HFMC and the Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”), with respect to each of Hartford AARP Balanced Retirement Fund, The Hartford Balanced Income Fund, The Hartford Global Real Asset Fund, and Hartford Multi-Asset Income and Growth Fund (each a “Sub-Advised Fund” and collectively, the “Sub-Advised Funds”).

In the months preceding the August 6-7, 2019 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 18, 2019 and August 6-7, 2019. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 18, 2019 and August 6-7, 2019 concerning the Agreements.

The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, transfer agency and other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s management fees, if any, transfer agency and other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreement.

In determining whether to continue the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel throughout the evaluation process. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford Funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

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The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser for the Sub-Advised Funds. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-adviser. The Board noted that HFMC directly manages The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Allocation Fund, and Hartford Moderate Allocation Fund (collectively, the “Allocation Funds”), which do not employ a sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ portfolio managers. The Board recognized that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the securities lending program and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford Funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Sub-Advised Funds, subject to oversight by HFMC, and HFMC, which provides the day-to-day portfolio management services for the Allocation Funds, the Board considered, among other things, the Sub-adviser’s investment personnel, its investment philosophy and process, its investment research capabilities and resources, its performance record, its trade execution capabilities and its experience. With respect to The Hartford Global Real Asset Fund, the Board also considered the Sub-adviser’s flexibility in implementing the inflation hedge overlay in a low inflation environment. The Board considered the quality and experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-adviser’s succession planning to ensure continuity of portfolio management services provided to the Funds.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford Funds, and the ability to combine holdings in a Fund with holdings in other Hartford Funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford Funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and, as applicable, the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board also noted that, for The Hartford Global Real Asset Fund, Hartford Multi-Asset Income and Growth Fund and Hartford AARP Balanced Retirement Fund, there existed no peer group with a strong correlation to the Fund’s investment strategy. For each of these Funds, the Board considered supplemental performance evaluation information. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group (if available), various statistics

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concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance and commentary of the effect of current and recent market conditions. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. In connection with these considerations, the Board took into account that the Hartford AARP Balanced Retirement Fund does not pay a management fee for the portion of the Fund’s assets invested in investment companies for which HFMC or its affiliates serve as investment manager. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Sub-Advised Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with the Funds were not excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 18, 2019 and August 6-7, 2019 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Sub-Advised Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Sub-Advised Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge, in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s fees and total operating expenses.

The Board received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Funds and the services it provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.

The Board also considered that the management fees paid by the Allocation Funds are for services provided in addition to, and are not duplicative of, services provided under the investment management agreement(s) of the underlying funds in which the Allocation Funds may invest.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each

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Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing the Funds to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds have grown over time, including through lower operating expenses. The Board also noted that, for Hartford AARP Balanced Retirement Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF, on behalf of its Funds, HMF II, on behalf of its series, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HASCO indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.

Fund-by-Fund Factors

For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its benchmark reflects the net performance of the Fund’s Class I shares as of March 31, 2019.

Hartford AARP Balanced Retirement Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1-year period and in line with its custom blended benchmark for the 3-year period. The Board noted that certain changes had recently been made to the Fund’s name, investment objective, principal investment strategy, portfolio management team and benchmarks.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 1st quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a contractual investment management fee reduction implemented July 10, 2019. The Board noted that effective July 10, 2019, the contractual expense cap for Class A shares of the Fund was lowered to 0.96% through February 28, 2021.

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The Hartford Balanced Income Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 5-year periods and the 3rd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its custom blended benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods. The Board noted upcoming changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.10% through February 29, 2020.

The Hartford Checks and Balances Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its custom blended benchmark for the 1- and 3-year periods and below its benchmark for the 5-year period.

•	The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

The Hartford Conservative Allocation Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1- and 5-year periods and in line with its custom blended benchmark for the 3-year period. In considering the Fund’s performance record, the Board noted that HFMC terminated the Fund’s sub-advisory agreement with the Sub-adviser in 2015.

•

The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.19% through February 29, 2020, and that HFMC had reimbursed the Fund for certain expenses.

The Hartford Global Real Asset Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1- and 5-year periods and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group, while its actual management fee was in the 2nd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.25% through February 29, 2019, which resulted in HFMC reimbursing the Fund for certain expenses. In considering the Fund’s expenses, the Board noted that the Fund’s contractual investment management fee will be lowered effective November 1, 2019; however, the Board noted that this reduction in the contractual investment management fee was not expected to impact the Fund’s net expenses.

The Hartford Growth Allocation Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1-, 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that HFMC terminated the Fund’s sub-advisory agreement with the Sub-adviser in 2014.

•	The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

Hartford Moderate Allocation Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period. In considering the Fund’s performance record, the Board noted that HFMC terminated the Fund’s sub-advisory agreement with the Sub-adviser in 2015.

•	The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group.

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Hartford Multi-Asset Income and Growth Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period, the 4th quintile for the 3-year period and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1-, 3- and 5-year periods. The Board noted that certain changes had recently been made to the Fund’s name, investment objective, principal investment strategy, and benchmarks.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.06% through May 1, 2020.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Management Agreement and, with respect to the Sub-Advised Funds, the Sub-Advisory Agreement, for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

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If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Law Department, Privacy Law, One Hartford Plaza, Hartford, CT 06155, or at CorporatePrivacyOffice@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2019), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life, Ltd.; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HIMCO Distribution Services Company; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Renato Acquisition Co.; Sentinel Insurance Company, Ltd; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.

Revised March 2019

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Hartford Balanced Income Fund, Hartford AARP Balanced Retirement Fund (formerly, Hartford Multi-Asset Income Fund), The Hartford Global Real Asset Fund and Hartford Multi-Asset Income and Growth Fund (formerly, The Hartford Balanced Fund) are sub-advised by Wellington Management Company LLP (Wellington). HFD and HFMC are not affiliated with Wellington.

MFAR-MS19    12/19    214072    Printed in U.S.A.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3.  Audit Committee Financial Expert.

The Board of Directors of the registrant (the “Board”) designated Phillip Peterson as an Audit Committee Financial Expert. Mr. Peterson, an independent director, retired from the Board effective December 5, 2019. The Board also designated David Sung as an Audit Committee Financial Expert effective November 7, 2019. Mr. Sung is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$923,500 for the fiscal year ended October 31, 2018; $891,000 for the fiscal year ended October 31, 2019.

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$32,500 for the fiscal year ended October 31, 2018; $34,000 for the fiscal year ended October 31, 2019. Audit-related services are principally in connection with consents for the registration statements relating to Fund mergers.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$279,843 for the fiscal year ended October 31, 2018; $275,931 for the fiscal year ended October 31, 2019. Tax-related services are principally in connection with, but not limited to, general tax services, excise tax and Passive Foreign Investment Company (PFIC) analysis.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended October 31, 2018; $0 for the fiscal year ended October 31, 2019.

(e)

(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following are some main provisions from the Policy.

1.	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

2.

The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

3.	The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.

The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

5.

The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)

(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Non-Audit Fees: $352,343 for the fiscal year ended October 31, 2018; $309,931 for the fiscal year ended October 31, 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.
(a)(2)

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.
(a)(4)	Response to Item 13(a)(4) is filed herewith.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.

Date: January 9, 2020	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 9, 2020	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: January 9, 2020	By:	/s/ Amy N. Furlong
Amy N. Furlong
Treasurer
(Principal Financial Officer and Principal Accounting Officer)